1933 Act File No. 33-65572
1940 Act File No. 811-7852
As filed with the Securities and Exchange Commission on August 27, 2026.

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933
☒
Pre-Effective Amendment No. ___
Post-Effective Amendment No. 206
and
REGISTRATION STATEMENT
UNDER THE INVESTMENT COMPANY ACT OF 1940
☒
Amendment No. 207

Victory Portfolios III
(Exact Name of Registrant as Specified in Charter)

15935 La Cantera Parkway, San Antonio, TX 78256
(Address of Principal Executive Offices)
(800) 235-8396
(Area Code and Telephone Number)
Thomas Dusenberry, President
15935 La Cantera Parkway
San Antonio, TX 78256
(Name and Address of Agent for Service)

Please send copies of all communications to:
Mark C. Amorosi, Esq.
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600
It is proposed that this filing will become effective:
☐
immediately upon filing pursuant to paragraph (b)
☒
on (September 1, 2026), pursuant to paragraph (b)
☐
60 days after filing pursuant to paragraph (a)(1)
☐
on (date), pursuant to paragraph (a)(1)
☐
75 days after filing pursuant to paragraph (a)(2)
☐
on (date) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
☐
This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

September 1, 2026
Prospectus
Victory Aggressive Growth Fund
Fund Shares	Institutional Shares	Class A	Class C	Class R6
USAUX	UIAGX	—	—	—
The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
vcm.com
(800) 235-8396

Victory Aggressive Growth Fund Summary
Investment Objective
The Victory Aggressive Growth Fund (the “Fund”) seeks capital appreciation.
Fund Fees and Expenses
The tables below describe the fees and expenses that you may pay, if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Shareholder Fees
(paid directly from your investment)
	Fund Shares	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of purchase or sale price)	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees[1]	0.43%	0.42%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%
Other Expenses	0.22%	0.39%
Total Annual Fund Operating Expenses	0.65%	0.81%
Fee Waiver/Expense Reimbursement[2]	0.00%	(0.09)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	0.65%	0.72%
1
The management fee is comprised of a base fee (which is equal to an annualized rate of 0.50% of the first $750 million of average daily net assets, 0.40% for that portion of average daily net assets in excess of $750 million but not over $1.5 billion, and 0.33% for that portion of average daily net assets in excess of $1.5 billion) and a performance adjustment. The performance adjustment is calculated separately for each share class on a monthly basis and is added to or subtracted from the base fee depending upon the performance of the respective share classes relative to the Lipper Large-Cap Growth Funds Index. Assets and performance are each measured over a rolling 36-month period. The annual adjustment rate ranges from +/- 0-6 basis points (a basis point is 1/100th of a percentage point) of average daily net assets depending on the level of over/under-performance. The performance adjustment reflected in the management fee may differ from the over/under annual adjustment rate due to differences in average net assets for the fiscal reporting period and rolling 36-month performance period. See Organization and Management of the Fund section for a description of the performance adjustment.
2
Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual fund operating expenses (excluding certain items such as performance fee adjustments, acquired fund fees and expenses, if any, interest, taxes, brokerage commissions, capitalized expenses, and other extraordinary expenses) do not exceed an annual rate of 0.75% and 0.70% of the Fund Shares and Institutional Shares, respectively, through at least August 31, 2027. The Adviser is permitted to recoup management fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. The amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund’s management fee. This agreement may only be terminated by the Fund’s Board of Trustees.
1

Victory Aggressive Growth Fund Summary
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or continue to hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Fund Shares	$66	$208	$362	$810
Institutional Shares	$74	$250	$441	$993
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the most recent fiscal year, the Fund's portfolio turnover rate was 35% of the average value of its portfolio.
Principal Investment Strategy
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in growth companies. For purposes of this 80% policy, the Fund considers a number of factors when determining whether an issuer is a growth company, including whether (i) the issuer is classified as a growth company by an independent third-party financial data provider based on financial metrics and other available information; (ii) the issuer is included in an index or index-based ETF that is representative of growth companies; and/or (iii) the Adviser believes that the issuer has above-average potential for earnings and/or revenue growth consistent with the Fund’s strategy, considering such measures as historical and/or projected growth rates relative to the applicable equity market.
The Fund invests primarily in equity securities of large-capitalization companies (which, for purposes of this Fund, are those companies with market capitalizations similar to companies in the Russell 1000® Index or the S&P 500® Index) that are selected for their growth potential. Although the Fund invests primarily in U.S. securities, it may invest up to 20% of its total assets in foreign securities, including securities issued in emerging markets. The Fund’s Adviser allocates the Fund’s assets among the Adviser’s internal investment teams. The managers implement a fundamentally driven security selection investment process that seeks to identify companies that will provide superior portfolio returns over the long term.
Principal Risks
The Fund’s investments are subject to the following principal risks:
General Market Risk – Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, imposition of tariffs, sanctions against a particular foreign country, its nationals, businesses or industries, and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes may add to instability in global economies and markets generally and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or
2

Victory Aggressive Growth Fund Summary
region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.
Equity Securities Risk – The values of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general market, economic, and political conditions, and other factors. A company’s earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, tariffs, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or may last for extended periods. Equity securities have the lowest priority, and the greatest risk, with respect to dividends and any liquidation payments in the event of an issuer’s bankruptcy.
Large-Capitalization Stock Risk – The Fund invests in large-capitalization companies. Such investments may go in and out of favor based on market and economic conditions and may underperform other market segments. Some large-capitalization companies may be unable to respond quickly to new competitive challenges and attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large-capitalization companies could trail the returns on investments in stocks of small- and mid-capitalization companies.
Foreign Securities Risk – Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Global markets, or those in a particular region, may all react in similar fashion to important political, economic, or other developments. Events and evolving conditions in certain economies or markets, including with respect to tariffs or sanctions, may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile.
Emerging Markets Risk – Foreign securities risk can be particularly heightened because investments in emerging market countries generally are more volatile than investments in developed markets. Emerging market countries are less economically diverse and mature than more developed countries and tend to be politically less stable. The governments of emerging market countries may be more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. In addition, the economies of emerging market countries may be dependent on relatively few industries that are more susceptible to local and global changes. Emerging market countries may also have less developed legal and accounting systems, and their legal systems may deal with issuer bankruptcies and defaults differently than U.S. law would.
Sector Risk – To the extent the Fund invests in one or more sectors, such as the information technology sector, it is subject to the risks faced by these companies, such as intense competition and potentially rapid product obsolescence. Information technology companies also are heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights.
Large Shareholder Risk – The actions by one large shareholder or multiple shareholders acting simultaneously may have an impact on the Fund and, therefore, indirectly on other shareholders. Shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.
Management Risk – The Fund is actively managed, and the investment techniques and risk analyses used by the Fund’s portfolio managers may not produce the desired results.
3

Victory Aggressive Growth Fund Summary
Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. By itself, the Fund does not constitute a complete investment plan. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.
An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Investment Performance
The following bar chart and table are intended to help you understand some indication of the risks of investing in the Fund. The bar chart illustrates the Fund Shares' volatility by showing how performance has varied from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the share classes for the periods indicated compared to those of the Fund's regulatory broad-based securities market index, the Fund's benchmark index, and an additional index of funds with similar investment objectives. We assume reinvestment of dividends and distributions.
Performance data for the classes varies based on differences in their fee and expense structures and reflects any expense limitations in effect during the periods shown. Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. The Fund’s most current performance information is available on the Fund’s website at vcm.com or by calling (800) 235-8396.
Calendar Year Returns for Fund Shares

60%
45%
30%
15%
0%
-15%
-30%
-45%
0.72%
30.05%
-0.84%
23.25%
41.82%
17.03%
-35.29%
48.36%
33.61%
17.09%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter	30.56%	June 30, 2020
Lowest Quarter	-22.68%	June 30, 2022

Year-to-date return	5.03%	June 30, 2026
4

Victory Aggressive Growth Fund Summary

Average Annual Total Returns (For the Periods Ended December 31, 2025)	1 Year	5 Years	10 Years
FUND SHARES Before Taxes	17.09%	11.94%	14.84%
FUND SHARES After Taxes on Distributions	15.90%	10.78%	12.61%
FUND SHARES After Taxes on Distributions and Sale of Fund Shares	10.96%	9.30%	11.39%
INSTITUTIONAL SHARES Before Taxes	17.03%	11.95%	14.86%
Indices
S&P 500® Index reflects no deduction for fees, expenses, or taxes	17.88%	14.42%	14.82%
Russell 1000® Growth Index reflects no deduction for fees, expenses, or taxes	18.56%	15.32%	18.13%
Lipper Large-Cap Growth Funds Index reflects no deduction for taxes	17.78%	12.70%	16.07%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (“IRA”) or 401(k) plan, the after-tax returns shown in the table are not relevant to you. Please note that after-tax returns are shown only for the Fund Shares and may differ for each share class.
Management of the Fund
Investment Adviser
Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser.
The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. The portfolio managers primarily responsible for the day-to-day management of all or a portion of the Fund are members of the Adviser’s RS Investments Growth (“RS Growth”) investment franchise and its Victory Solutions platform.
Portfolio Management
	Title	Tenure with the Fund
D. Scott Tracy, CFA	Chief Investment Officer, RS Growth	Since 2019
Stephen J. Bishop	Portfolio Manager, RS Growth	Since 2019
Melissa Chadwick-Dunn	Portfolio Manager, RS Growth	Since 2019
Paul Leung, CFA	Portfolio Manager, RS Growth	Since 2019
Mannik S. Dhillon, CFA, CAIA	President, Investment Franchises & Solutions	Since 2019
5

Victory Aggressive Growth Fund Summary
Purchase and Sale of Fund Shares
Investment Minimums	Fund Shares	Institutional Shares
Minimum Initial Investment	$3,000	$1,000,000
Minimum Subsequent Investments	$50	None
You may purchase or sell Fund Shares on any business day through vcm.com or by telephone at (800) 235-8396. You also may purchase or sell Fund Shares through certain other financial intermediaries. If you have opened an account directly with the Fund, you also may purchase and sell Fund Shares by mail at P.O. Box 182903, Columbus, OH 43218-2903. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Institutional Shares are not offered for sale directly to the general public. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Certain broker-dealers and other financial intermediaries (such as a bank) may establish higher or lower minimum initial and subsequent investment amounts to which you may be subject if you invest through them.
When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value (“NAV”) after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.
Tax Information
The Fund intends to make distributions that generally will be taxed to you as ordinary income or long-term capital gains, unless you are a tax-exempt investor or you invest through an IRA, 401(k) plan, or other tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.
6

Additional Fund Information

Victory Capital Management Inc., which we refer to as the “Adviser” throughout the Prospectus, manages the Fund.
The Fund is managed by the Adviser who also manages other funds, each having distinct investment management objectives, strategies, risks, and policies. Together, these funds are referred to in this Prospectus as the “Victory Funds” or, more simply, the “Funds.”
The Fund seeks capital appreciation. The Fund’s Board of Trustees (the “Board”) may change this investment objective without shareholder approval. The Fund will provide shareholders notice of any such change.
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in growth companies.
The Fund invests primarily in equity securities of large-capitalization companies (which, for purposes of this Fund, are those companies with market capitalizations similar to companies in the Russell 1000® Index or the S&P 500® Index) that are selected for their growth potential. The Fund’s assets are invested in a universe of large-capitalization growth stocks that generally are diversified across market sectors. The Fund invests in companies that the portfolio managers believe will provide an opportunity for achieving superior portfolio returns (i.e., returns in excess of the returns of the average stock mutual fund) over the long term.
Although the Fund invests primarily in U.S. securities, up to 20% of the Fund’s total assets may be invested in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in developed markets.
The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies as a response to adverse market, economic, political, or other conditions. The effect of taking such a temporary defensive position is that the Fund may not achieve its investment objective.
RS Growth
RS Growth employs both fundamental analysis and quantitative screening in seeking to identify companies it believes will produce sustainable earnings growth over a multi-year horizon. Investment candidates typically exhibit some or all of the following key criteria: strong organic revenue growth, expanding margins and profitability, innovative products or services, defensible competitive advantages, growing market share, and experienced management teams. Valuation is an integral part of the investment process and purchase decisions are based on RS Growth’s expectation of the potential reward relative to risk of each security based in part on its proprietary earnings calculations.
Victory Solutions
In making investment decisions for the Fund, Victory Solutions will invest the Fund’s assets allocated to it in a portfolio of securities that is customized to the Fund. Taking into consideration the holdings selected by the Fund’s other investment managers, Victory Solutions will customize its portion of the Fund’s assets to achieve one or more investment outcomes for the Fund as a whole, such as to seek potential alpha enhancement, adherence to the Fund’s investment objective, and/or risk mitigation.
7

Investments

The following describes the types of securities the Fund may purchase under normal market conditions to achieve its principal investment strategy.
Equity Securities
The Fund considers equity securities to include, among others, common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.
Foreign Securities
Can include common stock and convertible preferred stock of non-U.S. companies. Also may include American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”), which are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies, and exchange-traded funds (“ETFs”) that invest in foreign companies.
Additional Fund Strategies. The Adviser may use other types of investment strategies in pursuing the Fund's overall investment objective. The following describes the investment technique the Adviser may employ that is not considered to be a part of the Fund's principal investment strategies. Additional securities and techniques are described in the Fund's SAI.
Securities Lending
To enhance the return on its portfolio, the Fund may lend portfolio securities to brokers, dealers, and financial institutions to realize additional income under guidelines adopted by the Board. Each loan will be secured continuously by collateral in the form of cash, securities issued by the U.S. government or its agencies or instrumentalities.
8

Risk Factors

The following provides additional information about the Fund's principal risks and supplements the risks discussed in the Fund’s Summary section of this Prospectus.
Convertible Securities Risk: The Fund may invest in convertible securities, the value of which fluctuates in relation to changes in interest rates, the market price of the underlying common stock, and the credit quality of the issuer. A convertible security tends to perform more like a stock when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the option to convert) and more like a debt security when the underlying stock price is low relative to the conversion price (because the option to convert is less valuable). Because its value can be influenced by many different factors, a convertible security generally is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security is called for redemption, the Fund will be required to either permit the issuer to redeem the security, convert it into underlying common stock, or sell it to a third party. Convertible securities are subject to equity risk, interest rate risk, and credit risk and are often lower-quality securities, which means that they are subject to the same risks as an investment in lower-rated debt securities. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. In addition, because companies that issue convertible securities are often small- or mid-cap companies, to the extent the Fund invests in convertible securities, it will be subject to the risks of investing in these companies. The stocks of small- and mid-cap companies are often more volatile and less liquid than the stocks of larger companies. Convertible securities normally are “junior” securities, which means an issuer usually must pay interest on its non-convertible debt before it can make payments on its convertible securities. If an issuer stops making interest or principal payments, these securities may become worthless and the Fund could lose its entire investment. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stock holders but after holders of any senior debt obligations of the company.
Equity Securities Risk: The value of an equity security will fluctuate in response to changes in earnings or other conditions affecting the issuer’s profitability or in general market conditions. Unlike debt securities, which have preference to a company’s assets in case of liquidation, equity securities are entitled to the residual value after the company meets its other obligations.
Foreign Securities Risk: Investing in foreign companies, including ADRs and GDRs, involves certain special risks. There is the possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; changes to trade policies and trade disputes; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; less publicly available information about foreign issuers; difficulties in obtaining legal judgments; and foreign withholding taxes. Foreign investing may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. Three risks that require additional consideration are:
◼
Emerging Markets Risk: Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that generally are less economically diverse and mature than those in the United States and to political systems that may be less stable. Investments in emerging markets may be subject to the risk of abrupt and severe price declines and their financial markets often lack liquidity. In addition, emerging market countries may be more likely than developed countries to experience rapid and significant adverse developments in their political or economic structures. Emerging market economies also may be overly reliant on particular industries, and more vulnerable to shifts in international trade, trade barriers, and other protectionist or retaliatory measures.
9

Risk Factors

Governments in many emerging market countries participate to a significant degree in their economies and securities markets. Some emerging market countries restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or may nationalize or expropriate the assets of private companies. Emerging market countries also may be subject to high inflation and rapid currency devaluations and currency-hedging techniques may be unavailable in certain emerging market countries.
◼
Political Risk: Political risk includes a greater potential for coups d’état, revolts, and expropriation by governmental organizations.
◼
European Economic Risk: The economies of European Union (“EU”) member countries and their trading partners, as well as the broader global economy, may be adversely affected by, among other things, changes in the Euro’s exchange rate; changes in EU or governmental regulations on trade; geopolitical and other events, including acts of terrorism, tensions, war or other open conflicts; and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact the Fund’s investments and cause it to lose money. Events in Europe may continue to impact the economies of every European country and their economic partners. The ongoing Russia-Ukraine conflict, the resulting responses by the United States and other countries, and the potential for wider conflict have had, and could continue to have, severe adverse effects on regional and global economies and could further increase volatility and uncertainty in the global financial markets. In addition, uncertainties regarding the viability of the EU have impacted and may continue to impact regional and global markets. There are ongoing concerns regarding the United Kingdom’s withdrawal from the EU, commonly referred to as “Brexit,” as well as the impact this withdrawal may have on other economies of European countries and/or their sovereign debt. Withdrawals from the EU could cause significant regional and global market disruption, which may negatively impact the Fund’s investments and cause it to lose money.
General Market Risk: The Fund is subject to market risk, which is the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. In addition, markets and market-participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.
Market turmoil may be reflected in perceptions of economic uncertainty, price volatility in the equity and debt markets, and fluctuating trading liquidity. In response, governments may adopt a variety of fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and lower interest rates. An unexpected or quick reversal of these policies could increase volatility in the equity and debt markets. Market conditions and economic risks could have a significant effect on domestic and international economies, and could add significantly to the risks of increased volatility and decreased liquidity for the Fund’s portfolio. Equity securities tend to be more volatile than debt securities.
Geopolitical/Natural Disaster Risk: Political and diplomatic events within the United States, including a contentious domestic political environment, changes in political party control of one or more branches of the U.S. government, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a U.S. government shutdown, and disagreements over,
10

Risk Factors

or threats not to increase, the U.S. government’s borrowing limit (or “debt ceiling”), as well as political and diplomatic events abroad, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. A downgrade of the ratings of U.S. government debt obligations, or concerns about the U.S. government’s credit quality in general, could have a substantial negative effect on the U.S. and global economies. Moreover, although the U.S. government has honored its credit obligations, there remains a possibility that the United States could default on its obligations. The consequences of such an unprecedented event are impossible to predict, but it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Fund’s investments. Similarly, environmental and public health risks, such as natural disasters or epidemics, or widespread fear that such events may occur, may impact markets and economies adversely and cause market volatility in both the short- and long-term.
Information Technology and Operations Risk: Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The information technology and other operational systems upon which a Fund’s service providers rely may be subject to cyber attack or other technological disruptions, and could otherwise disrupt the ability of these service providers to perform essential tasks for the Fund. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.
Information Technology Sector Risk: To the extent the Fund makes substantial investments in the information technology sector it will be subject to proportionately higher exposure to the risks of this sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources, or personnel. The products of information technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates, and competition for the services of qualified personnel. Failure to introduce new products, develop and maintain a loyal customer base, or achieve general market acceptance for its products could have a material adverse effect on a company’s business. Companies in the information technology sector are heavily dependent on intellectual property and the loss of patent, copyright, and trademark protections may adversely affect the profitability of these companies.
Large-Capitalization Company Risk: Investments in large-capitalization companies may go in and out of favor based on market and economic conditions and may underperform other market segments. Some large-capitalization companies may be unable to respond quickly to new competitive challenges and attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large-capitalization companies could trail the returns on investments in stocks of small- and mid-capitalization companies.
Large Shareholder Risk: The Fund, like all mutual funds, pools the investments of many investors. Actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. For example, significant levels of new investments in the Fund by shareholders may cause the Fund to have more cash than would otherwise be the case, which might have a positive or negative impact on Fund performance. Similarly, redemption activity might cause the Fund to sell portfolio securities, which may increase transaction costs and might generate a capital gain or loss, or cause it to borrow funds on a short-term basis to cover redemptions, which would cause the Fund to incur costs that, in effect, would be borne by all shareholders, not just the redeeming shareholders. Shareholder purchase and redemption activity also may affect the per share
11

Risk Factors

amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.
Liquidity Risk: Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Fund would like due to a variety of factors, including general market conditions, the perceived financial strength of the issuer, or specific restrictions on resale of the securities. Consequently, the Fund may have to hold these securities longer than it would like and may forgo other investment opportunities. It also is possible that the Fund could be prevented from realizing capital gains or could be forced to incur capital losses if the Adviser is unable to sell a position at the time or price of the Adviser’s choosing. Lack of liquidity may impact valuation of such securities and the Fund’s net asset value (“NAV”) adversely, especially during times of financial distress. In addition, the Fund may not be able to raise cash when needed or may be forced to sell other investments to raise cash, which could impact the Fund’s performance negatively. Infrequent trading of securities also may lead to an increase in price volatility. Liquidity is a general investment risk that potentially could impact any security, but funds that invest in privately placed securities, certain small-company securities, high-yield bonds, mortgage-backed or asset-backed securities, foreign or emerging-market securities, derivatives, or other structured investments, which all have experienced periods of illiquidity, generally are subject to greater liquidity risk than funds that do not invest in these types of securities.
Management Risk: The Fund is subject to management risk, which is the possibility that the investment techniques and risk analyses used in managing the Fund's portfolio will not produce the desired results. In addition, we operate multiple investment franchises within the Adviser, and we also may utilize a “manager-of-managers” structure, which gives us the right, with the prior approval of the Board and without shareholder approval, to change subadviser(s). If we add or replace an investment franchise or a subadviser to the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new investment franchise or subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund’s portfolio could take place at a disadvantageous time and also could result in higher capital gains and distributions, which could affect the tax efficiency of the Fund negatively. In addition, the Fund may not be fully invested under its investment program while such realignment takes place, which may negatively impact the Fund’s performance.
Warrants and Rights Risk: Warrants and rights may be considered more speculative than certain other types of investments in that they do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities. If a warrant or right to subscribe to additional shares is not exercised or, when permissible, sold prior to the warrant’s or right’s expiration date, or redemption by the issuer, the Fund would lose all or substantially all of the purchase price of the warrant or right. The market for warrants and rights may be limited, and there may at times not be a liquid secondary market for warrants and rights.
12

Risk Factors

Additional Risk Factors. The Adviser may use several types of investment strategies in pursuing the Fund's overall investment objective. The following risk is that which the Adviser does not consider to be a principal risk of the Fund. The statement of additional information (“SAI”) provides more detail about this risk and other risks that a Fund may be subject to that are not considered to be principal risks. You may request a copy of the Fund's SAI for more information.
Securities Lending Risk: The Fund may lend portfolio securities to broker-dealers or other institutions on a fully collateralized basis. There is a risk of delay in recovering a loaned security and/or risk of loss in collateral if the borrower becomes insolvent. There also is risk of loss if the borrower defaults and fails to return the loaned securities. The Fund could incur losses on the reinvestment of cash collateral from the loan, if the value of the short-term investments acquired with the cash collateral is less than the amount of cash collateral required to be returned to the borrower.
13

Organization and Management of the Fund

The Fund's Board has the overall responsibility for overseeing the management of the Fund.
The Investment Adviser
Victory Capital Management Inc. (the “Adviser”), a New York corporation that is registered as an investment adviser with the Securities and Exchange Commission (“SEC”), serves as the investment adviser to the Fund pursuant to an investment advisory agreement. Subject to the authority of the Board, the Adviser is responsible for the overall management and administration of the Fund's business affairs. The Adviser is responsible for selecting the Fund's investments according to its investment objective, policies, and restrictions. As of July 31, 2026, the Adviser managed and advised assets totaling in excess of $348.8 billion for individual and institutional clients. The Adviser’s principal address is 15935 La Cantera Pkwy, San Antonio, Texas 78256.
A discussion regarding the basis of the Board’s approval of the Fund's Advisory Agreement is available in the Fund's Form N-CSR for the period ended April 30.
The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. RS Investments Growth, which is a Victory Capital investment franchise, and its Victory Solutions platform are responsible for the day-to-day investment management of the Fund. The Adviser may allocate any portion (including, at times, no portion) of the Fund’s assets to an investment team.
The Fund’s investment management fee is comprised of a base investment management fee and a performance adjustment. The base investment management fee, which is accrued daily and paid monthly, is equal to an annualized rate of 0.50% of the first $750 million of average daily net assets, 0.40% for that portion of average daily net assets in excess of $750 million but not over $1.5 billion, and 0.33% for that portion of average daily net assets in excess of $1.5 billion. For the fiscal year ended April 30, 2026, the Fund’s effective base investment management fee was 0.39% of the Fund’s average daily net assets.
The performance adjustment is calculated separately for each class of shares of the Fund on a monthly basis and will be added to or subtracted from the base investment management fee depending upon the performance over the performance period of the respective share class relative to the performance of the Lipper Large-Cap Growth Funds Index, which tracks the total return performance of funds within the Lipper Large-Cap Growth Funds category. This category includes funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P Composite 1500 Index. Large-cap growth funds normally invest in companies with long-term earnings that are expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. The performance period for each share class consists of the current month plus the previous 35 months. The adjustment rate is determined as referenced in the following chart:
Over/Under Performance Relative to Index (in basis points)[1]	Annual Adjustment Rate (in basis points as a percentage of the Fund’s average daily net assets)
+/– 100 to 400	+/– 4
+/– 401 to 700	+/– 5
+/– 701 and greater	+/– 6
1 Based on the difference between the average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.
14

Organization and Management of the Fund

To determine the amount of the performance adjustment, the annual performance adjustment rate is multiplied by the average daily net assets of each respective share class over the entire performance period, which then is multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount then is added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base investment management fee.
Under the performance fee arrangement, each share class of the Fund pays a positive performance fee adjustment for a performance period whenever the share class outperforms the Lipper Large-Cap Growth Funds Index over that period, even if the share class had overall negative returns during the performance period.
The performance adjustment may have a disproportionate impact on the performance of a share class with a smaller level of assets compared to the Fund’s other share classes with larger asset levels.
For the fiscal year ended April 30, 2026, performance adjustments were 0.03% and 0.02% for Fund Shares and Institutional Shares, respectively. The performance adjustment rate, if any, included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36-month performance period.
See Fund Fees and Expenses in this Prospectus for information about any contractual agreement agreed to by the Adviser to waive fees and/or reimburse expenses with respect to the Fund. From time to time, the Adviser also may voluntarily waive fees and/or reimburse expenses in amounts exceeding those required to be waived or reimbursed under any contractual agreement that may be in place with respect to the Fund.
The Fund is authorized, although the Adviser has no present intention of using such authority, to use a “manager-of-managers” structure. The Adviser could select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of the Fund's assets. The Adviser would monitor each subadviser’s performance through quantitative and qualitative analysis and periodically report to the Board as to whether a subadviser’s agreement should be renewed, terminated, or modified. The Adviser also would be responsible for determining how the Fund's assets should be allocated to the subadvisers. The allocation for a subadviser could range from 0% to 100% of the Fund's assets, and the Adviser could change the allocations without shareholder approval.
Portfolio Management
RS Growth
D. Scott Tracy is Chief Investment Officer of the RS Growth team and has been with Victory Capital since 2016 when Victory Capital acquired RS Investments. Mr. Tracy began his investment career in 1997 and has been a member of the RS Growth team since 2001. Mr. Tracy holds a B.A. in history from Trinity College and an M.B.A. from the University of California, Berkeley. He is a CFA® charterholder. He has co-managed a portion of the Fund since 2019.
Stephen J. Bishop is a portfolio manager on the RS Growth team and has been with Victory Capital since 2016 when Victory Capital acquired RS Investments. Mr. Bishop began his investment career in 1992 and joined the RS Growth team in 1996 as a research analyst primarily covering the Information Technology sector. Mr. Bishop earned a B.A. from the University of Notre Dame and an M.B.A. from Harvard Business School. He has co-managed a portion of the Fund since 2019.
Melissa Chadwick-Dunn is a portfolio manager on the RS Growth team and has been with Victory Capital since 2016 when Victory Capital acquired RS Investments. Ms. Chadwick-Dunn began her investment career in 1992 and joined the RS Growth team in 2001. Ms. Chadwick-Dunn holds a B.A. in
15

Organization and Management of the Fund

economics, an M.A. in international relations from the University of Chicago, and an M.B.A. from the Wharton School of the University of Pennsylvania. She has co-managed a portion of the Fund since 2019.
Paul Leung is a portfolio manager on the RS Growth team and has been with Victory Capital since 2016 when Victory Capital acquired RS Investments. Mr. Leung began his investment career in 1999 and joined the RS Growth team in 2012 as an analyst primarily covering the technology sector. Mr. Leung holds a B.S. in applied economics and business management from Cornell University. Mr. Leung is a CFA® charterholder. He has co-managed a portion of the Fund since 2019.
Victory Solutions
Mannik S. Dhillon serves as President, Investment Franchises & Solutions, for Victory Capital and has co-managed the Fund since 2019. From 2015-2017, he served as Victory Capital’s Head of Investment Solutions, Product, and Strategy. From 2010 to 2015, Mr. Dhillon served as a managing director and head of manager research with Wilshire Associates, where he evaluated asset managers and led strategic consulting engagements. Mr. Dhillon is a CFA® and CAIA® charterholder.
The statement of additional information (“SAI”) provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund securities.
16

Investing with the Victory Funds

If you are looking for a convenient way to open an account or to add money to an existing account, we can help. The sections that follow will serve as a guide to your investment with the Victory Funds. These sections describe many of the share classes currently offered by the Victory Funds. Choosing a Share Class will help you decide which share class may be to your advantage to buy.
Keep in mind that Institutional Shares and Class R6 shares are available for purchase only by eligible shareholders. In addition, not all Victory Funds offer each class of shares described below; and therefore, certain classes may be discussed that are not necessarily offered by a Fund. The classes of shares that are offered by a Fund are those listed on the cover page designated with a ticker symbol. A Fund also may offer other share classes in different prospectuses.
This section of the prospectus also describes how to open an account, how to access information about your account, and how to buy, exchange, and sell shares of a Fund. Note, this information may vary if you invest through a third party such as a brokerage firm and will be dependent on that firm’s policies and practices. Consult your Investment Professional for specific details.
We want to make it simple for you to do business with us. If you have questions about any of this information, please call your investment professional or one of our customer service representatives at (800) 235-8396. They will be happy to assist you.
An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information.
Your Investment Professional also can help you decide which share class is best for you.
Investment Professionals and other financial intermediaries may charge fees for their services.

Choosing a Share Class
Fund Shares
◼
No front-end sales charge or contingent deferred sales charge (“CDSC”). All your money goes to work for you right away.
◼
Fund Shares do not pay any ongoing distribution and/or service (12b-1) fees.
◼
Typically, lower annual expenses than all classes except Institutional and Class R6 shares.
Institutional Shares
◼
No front-end sales charge or CDSC. All your money goes to work for you right away.
◼
Institutional Shares do not pay any ongoing distribution and/or service (12b-1) fees.
◼
Institutional Shares are only available to certain investors.
◼
Typically, lower annual expenses than all classes except Class R6 shares.
Class A
◼
Front-end sales charge, as described in this section. There are several ways to reduce or eliminate this charge as discussed under Sales Charge Reductions and Waivers for Class A Shares.
◼
A CDSC may be imposed if you sell your shares within 18 months of their purchase. The CDSC may be waived or reduced in certain circumstances as discussed under CDSC Reductions for Class A and Class C Shares.
◼
Class A shares also pay ongoing distribution and/or service (12b-1) fees.
◼
Lower annual expenses than Class C shares.
Class C
◼
No front-end sales charge. All your money goes to work for you right away.
17

Investing with the Victory Funds

◼
A CDSC may be imposed if you sell your shares within 12 months of purchase. The CDSC may be waived or reduced in certain circumstances as discussed under CDSC Reductions for Class A and Class C Shares.
◼
Class C shares also pay ongoing distribution and/or service (12b-1) fees.
◼
Higher annual expenses than all other classes of shares.
Class R6
◼
No front-end sales charge or CDSC. All your money goes to work for you right away.
◼
Class R6 shares do not pay any ongoing distribution and/or service (12b-1) fees.
◼
Class R6 shares are only available to certain investors.
◼
Typically, lower annual expenses than all other classes of shares.
Share Classes
When you purchase shares of the Fund, you must choose a share class. The Fund offers the share classes listed on the prospectus cover designated with their ticker symbol. Each share class represents an interest in the same portfolio of securities and is not a separate mutual fund. The classes differ in the sales charges, if any, and expenses that apply to your investment, allowing you and your Investment Professional to choose the class that best suits your investment needs. The Fund may offer additional classes of shares in the future.
Deciding which share class best suits your investment needs depends on a number of factors that you should discuss with your Investment Professional, including: whether you are eligible to invest in a particular class, how long you expect to hold your investment, how much you intend to invest in the Fund, and the total expenses associated with each share class.
The Fund reserves the right, without notice, to change the eligibility criteria for purchasing a particular share class. For example, a class of shares may be available to purchase only by retirement plans or by institutional investors. The Fund also may waive any applicable eligibility criteria or investment minimums at its discretion.
The Fund or any class may be closed at any time for failure to achieve an economical level of assets or for other reasons. Certain financial intermediaries who hold shares on behalf of their customers impose fees when the amount of shares of a particular class falls below a minimum threshold. To the extent that the amount of shares falls below that threshold, the Fund reserves the right to liquidate the shares held in accounts maintained by the financial intermediary.
Shares of the Fund are only available for sale in the United States and certain other areas subject to U.S. jurisdiction and may not be offered for sale in non-U.S. jurisdictions, except as approved by the Adviser. Investors residing outside of the United States (except those with Air/Army Post Office (“APO”), Fleet Post Office (“FPO”), or Diplomatic Post Office (“DPO”) addresses) generally may not purchase shares of the Fund, even if they are U.S. citizens or lawful permanent residents.
Eligibility Requirements to Purchase Fund Shares
You may open an account directly with the Fund and purchase Fund Shares on the Internet, by telephone, or by mail. Fund Shares also are available through certain financial intermediaries.
If Fund Shares are purchased through a retirement account or an Investment Professional (i.e., financial intermediary), the policies and procedures relating to these purchases may differ from those discussed in this prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other Investment Professional. For more information on these fees, check with your Investment Professional.
18

Investing with the Victory Funds

Eligibility Requirements to Purchase Institutional Shares
The Institutional Shares may be purchased by or through:
◼
Institutional and individual investors with a minimum investment in Institutional Shares of $1,000,000 who purchase through certain broker-dealers or directly from the transfer agent;
◼
Investors who purchase through advisory programs with an approved financial intermediary in which the financial intermediary typically charges the investor a fee based upon the value of the account (“Advisory Programs”). Such transactions may be subject to additional rules or requirements of the applicable Advisory Program;
◼
Brokerage platforms of firms that have agreements with the Distributor to offer such shares solely when acting as an agent for the investor and the investor may be required to pay a commission and/or other forms of compensation to the broker; or
◼
Institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as Affiliated Funds, and other persons or legal entities that the Fund may approve from time to time.
A Fund may allow a lower initial investment if, in the opinion of the Distributor, the investor has the adequate intent and availability of assets to reach a future level of investment of $1,000,000.
Eligibility Requirements to Purchase Class A and Class C Shares
Class A and Class C shares generally are made available through broker-dealers and other financial intermediaries and are subject to certain sales charges.
Eligibility Requirements to Purchase Class R6 Shares
Class R6 shares may only be purchased by or through:
◼
Endowments and foundations;
◼
Retirement plans, including Section 401 and Section 457 plans, Section 403 plans sponsored by a Section 501(c)(3) organization, employer-sponsored benefit plans (including health savings accounts) and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans;
◼
Advisory Programs with an approved financial intermediary in which the financial intermediary typically charges the investor a fee based upon the value of the account; or
◼
Registered investment companies.
Such investments may be subject to additional rules or requirements of the applicable Advisory Program.
The Class R6 shares are not available to retail accounts, traditional or Roth IRAs, SEPs, SARSEPs, SIMPLE IRAs, or 529 Education Savings Plans.
Eligibility of Individuals Associated with the Victory Funds and Fund Service Providers
Current and retired trustees of Victory-advised funds and the officers, directors, trustees, employees, and family members of employees of the Adviser or Affiliated Providers are eligible to purchase the lowest expense share class offered by the Fund. In the case of Class A shares, such purchases are not subject to a front-end sales charge. “Affiliated Providers” are affiliates of the Adviser and organizations that provide services to Victory Portfolios III (the “Trust”).
The Fund reserves the right to change the criteria for eligible investors and the investment minimums.
19

Investing with the Victory Funds

Additional Information Regarding Financial Intermediaries
Your ability to purchase, exchange, redeem, and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include: minimum investment requirements, exchange policies, fund choices, cutoff time for investments, and trading restrictions.
In addition, your financial intermediary may charge a transaction or other fee for the purchase or sale of shares of the Fund. Those charges are retained by the financial intermediary and are not shared with us. Please contact your financial intermediary or plan sponsor for a complete description of its policies.
Copies of the Fund's annual report, semi-annual report, and SAI are available from your financial intermediary or plan sponsor.
20

How to Buy Shares

Opening an Account With the Fund
You may purchase shares directly from the Fund or through certain investment professionals (e.g., financial intermediaries) as described below. If you already have an account with us, you will not need to fill out another application to invest in another fund, including other funds managed by the Adviser (together with the Fund, we refer to these as the “Affiliated Funds” or so simply as the “Funds”), unless the registration is different or we need further information to verify your identity.
As required by federal law, we must obtain certain information from you prior to opening an account with us. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. You may be asked for a copy of your driver’s license, passport, or other identifying documents as part of this process which may be cross-referenced against a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. If we subsequently are unable to verify your identity within a reasonable time, we may close your account or take other appropriate action. If your account is closed for this reason, your shares will be redeemed at the next calculated NAV. We prohibit opening accounts for certain investors, including but not limited to, foreign financial institutions, shell banks, correspondent accounts for foreign shell banks, and correspondent accounts for foreign financial institutions. A “foreign shell bank” is a foreign bank without a physical presence in any country. A “correspondent account” is an account established for a foreign bank to receive deposits from, or to make payments or other disbursements on behalf of, the foreign bank, or to handle other financial transactions related to such foreign bank.
Each shareholder named on an account with us must provide a Social Security number or other taxpayer identification number to avoid “backup” tax withholding required by the Internal Revenue Code of 1986, as amended (the “Code”).
Effective Date of Purchase
Purchase, exchange, and redemption requests are not processed until received in proper form. “Proper form” means actual receipt of the order along with all information and supporting documentation necessary to effect the transaction. Complete information may include any verification or confirmation of identity that the Fund's transfer agent or other authorized Fund agent may request. For purchase requests, “proper form” also generally includes receipt of sufficient funds to effect the purchase. The Fund, its transfer agent, or any authorized Fund agent may, in its sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time. Financial intermediaries may have their own requirements for recognizing a transaction in proper form or good order. If you hold your shares through a financial intermediary, please contact them for specific proper form or good order requirements.
When you make a purchase, your purchase price will be the NAV per share next calculated after we or the financial intermediary receive your request in “proper form.” The Fund’s NAV per share is calculated as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (“NYSE”) each day it is open for trading. If we or the financial intermediary receive your purchase request in proper form prior to that time, your purchase price will be the NAV per share calculated for that day. If we or the financial intermediary receive your purchase request in proper form after that time, the purchase price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.
The Fund or the Fund's Distributor or transfer agent may enter into agreements with Servicing Agents (such as financial intermediaries or plan sponsors), which hold shares of the Fund in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for
21

How to Buy Shares

shares of the Fund on the Fund’s behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund’s NAV per share next calculated after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.
Paying for Your Purchase
If you hold an account directly with the Fund and you plan to purchase shares from us with a check, the instrument must be written in U.S. dollars and drawn on a U.S. bank. If unclear or no instructions are provided with your check as to which fund the purchase was intended, we will make every effort to contact you to receive proper instructions. However, if we are unable to reach you within three business days of receipt of your check, we will deposit the funds in an existing or new Victory Treasury Money Market Trust account matching your existing registration. If we cannot locate an existing account matching your registration, the check will be returned within three business days. Initial purchases into an account by electronic funds transfer or check may be held for up to 30 days before any redemptions may be processed. We do not accept the following foreign instruments: checks, money orders, traveler’s checks, or other similar instruments. In addition, we do not accept cash or coins. If you plan to purchase shares through a financial intermediary, please check with that financial intermediary regarding acceptable forms of payment.
Minimum Investments
Fund Shares:
$3,000. However, financial intermediaries may set different investment minimums, and the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Institutional Shares:
$1 million. However, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Class A and Class C Shares:
$2,500 minimum ($1,000 for IRA accounts, gift/transfer to minor accounts, and purchases through automatic investment plans). However, financial intermediaries may set different investment minimums, and the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
If your account falls below the minimum investment amount, we may ask you to reestablish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.
The minimum investment required to open an account may be waived or lowered for employees and immediate family members of the employee of the Adviser, the Administrator, and their affiliates. In addition, the minimum investment required may be waived when the Fund is purchased through an Advisory Program or within qualified retirement plans or in other similar circumstances.
Class R6 Shares:
There is no minimum initial investment amount for Class R6 shares. However, financial intermediaries or plan recordkeepers may require plans to meet different investment minimums. Please contact your financial intermediary for additional information.
22

How to Buy Shares

Purchasing Additional Shares
Fund Shares:
$50 minimum per transaction, per account. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Institutional Shares:
There is no subsequent purchase minimum for investments in Institutional Shares.
Class A and Class C Shares:
$50 minimum per transaction, per account.
Class R6 Shares:
There is no subsequent purchase minimum for investments in Class R6 shares. However, financial intermediaries or plan recordkeepers may require participants to meet different subsequent purchase requirements.
Contacting the Victory Funds
The following features may be available to you to purchase, exchange, and redeem shares of the Fund you hold in an account opened directly with the Fund. Once you have an existing account, you can make additional investments at any time in any amount (subject to any minimums) in the following ways. All website transactions should be placed online at vcm.com.
◼
Internet Access
Review account information and make most account transactions. This includes making purchases, exchanges, and redemptions; reviewing account activity; checking balances; and more.
◼
Mobile Access
Review account information and make most account transactions.
◼
Telephone Access
To access account information and make account transactions, call toll free (800) 235-8396 during normal business hours to speak with a member service representative.
◼
Mail
If you would like to make a purchase or request a redemption by mail, send your written instructions to:
Regular Mail:
Victory Funds
P.O. Box 182903
Columbus, OH 43218-2903
Overnight Mail:
Use the following address ONLY for overnight packages:
Victory Funds
c/o FIS TA Operations
4249 Easton Way, Suite 400
Columbus, OH 43219
PHONE: (800) 235-8396
23

How to Buy Shares

◼
Bank Wire
To add to your account or request a redemption by bank wire, visit the vcm.com website or call (800) 235-8396 for instructions. This helps to ensure that your account will be credited or debited promptly and correctly. Any commercial bank can transfer same-day funds by wire.
Although the transfer agent currently does not charge you for receiving same-day funds, it reserves the right to charge for this service in the future. Your bank may charge you for wiring same-day funds.
◼
Electronic Funds Transfer
Additional purchases on a regular basis may be deducted electronically from a bank account. To sign up for these services when opening an account, visit the vcm.com website or call (800) 235-8396 for assistance. Currently, the Fund does not charge a fee for electronic transfers, but it reserves the right to charge for this service in the future. Your originating bank may charge a fee for electronic transfers.
24

How to Exchange Shares and Class Conversions

There may be limits on the ability to exchange between certain Victory Funds. You can obtain a list of Victory Funds available for exchange by calling (800) 235-8396 or by visiting VictoryFunds.com
The shares of any class of a Fund may be exchanged for the shares of any other class offered by the Fund or the same class, or any other class, of any other Victory Funds, either through your investment professional or directly through the Fund, subject to the conditions described below:
◼
Exchanges are subject to any CDSC, minimum investment limitation, or eligibility requirements described in the applicable prospectus and SAI. You may be required to provide sufficient information to establish eligibility to exchange into a new share class.
◼
To exchange between Victory Funds, the other Victory Fund you wish to exchange into must be eligible for exchange with your Fund.
◼
Shares of the Victory Fund selected for exchange must be available for sale in your state of residence.
If you have questions about these, or any of the Fund’s other exchange policies, please consult your customer service representative or your Investment Professional before requesting an exchange.
Before exchanging, you should read the prospectus of the Fund you wish to exchange into, which may be subject to different risks, fees, and expenses.
Other Exchange Rules You Should Know
If you have opened an account directly with the Fund, you may make exchanges on vcm.com. After we receive the exchange orders, the Fund’s transfer agent will simultaneously process exchange redemptions and purchases at the share prices next calculated pursuant to the procedures set forth herein. See Effective Date of Purchase for additional information. The investment minimums applicable to share purchases also apply to exchanges.
If you hold shares of the Fund in an account with a financial intermediary or plan sponsor, the policies and procedures on an exchange may differ from those discussed in this Prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy, sell, or exchange shares of the Fund through a broker or other Investment Professional. For more information on these fees, check with your Investment Professional.
An exchange of Fund shares for shares of another Victory Fund constitutes a sale for tax purposes unless the exchange is made within an IRA or other tax-deferred account.
The Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. The Fund may terminate or modify the exchange privilege at any time upon 60 days’ notice to shareholders.
For information on how to exchange shares of a Fund that were purchased through your employer’s retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.
Other Conversions
Under certain circumstances, we may convert your Institutional Shares to Fund Shares, as applicable. The Fund will notify you before any such conversion occurs.
The Fund also may provide for other conversion privileges from time to time under which a shareholder of the Fund may convert shares into another class of shares of the same Fund under certain circumstances, subject to approval by the Fund’s officers. For example, subject to approval by
25

How to Exchange Shares and Class Conversions

the Fund’s officers, a shareholder may convert shares of one class of the Fund held through an eligible advisory program into shares of another class of the Fund (if available) with a lower expense ratio, provided that following the conversion the shareholder meets applicable eligibility requirements for the class into which the shareholder seeks to convert (as described in this prospectus).
Pricing
When a conversion occurs, you receive shares of one class of a fund for shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs per share of the two share classes. A conversion between share classes of the same fund is a non-taxable event.
Conversions are not subject to the Fund's restrictions on short-term trading activity discussed under Excessive Short-Term Trading.
26

How to Sell Shares

Shareholders will receive a redemption price of the NAV per share next calculated after we receive the redemption request in “proper form” as provided under Effective Date of Purchase. If we receive the redemption request in proper form prior to the close of the NYSE’s regular trading session (generally 4 p.m. Eastern time), the redemption price will be the NAV per share calculated for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.
Under certain circumstances and when deemed to be in the Fund’s best interests, proceeds may not be sent to intermediaries for up to seven days after receipt of the redemption order.
There are a number of convenient ways to sell your shares.
If you have a direct account with the Fund, you may redeem Fund Shares on the Internet, by telephone, or by mail on any day the NAV per share is calculated. You can use the same mailing addresses listed under the section titled How to Buy Shares.
◼
By Internet
Log on to your account using vcm.com and place your redemption request.
◼
By Telephone
Call toll free (800) 235-8396 during normal business hours. You have the following options for receiving your redemption proceeds:
◼
Mail a check to the address of record;
◼
Wire funds to a previously designated domestic financial institution;
◼
Mail a check to a previously designated alternate address; or
◼
Electronically transfer your redemption via EFT to a previously designated domestic financial institution.
The Fund has undertaken certain authentication procedures regarding telephone transactions and will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.
◼
By Mail
Use the regular U.S. mail or overnight mail address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds.
◼
By Wire
If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call before the close of trading on the NYSE, your funds will be wired on the next business day.
◼
By Electronic Funds Transfer (“EFT”)
Normally, your redemptions will be processed on the same day, but will be processed on the next day if received after close of trading on the NYSE. It will be transferred by EFT as long as the transfer is to a domestic bank.
27

How to Sell Shares

Additional Information About Redemptions
The Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).
Under normal market conditions, the Fund typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. Under deteriorating market conditions or market stress, the Fund also may borrow to meet redemption requests. The Fund and the other Affiliated Funds are limited as to the amount that each may individually and collectively borrow in these circumstances. As a result, borrowings available to the Fund may be insufficient to satisfy Fund redemption requests. In addition, the Fund reserves the right to honor redemption orders wholly or partly with in-kind distributions of Fund portfolio securities instead of cash.
Fund Shares:
If you hold Fund Shares through an account directly with the Fund, the Fund typically expects to pay out redemption proceeds on the next business day after your order is received in proper form; however, it may take up to seven days to send your proceeds.
Payment for redemption of shares purchased by electronic funds transfer (“EFT”) or check will be sent after the EFT or check has cleared, which could take up to 30 days from the initial purchase date into the Fund and, for subsequent purchases into the Fund, seven business days from the purchase date.
If you choose to have your redemption proceeds mailed to you and either the U.S. Postal Service is unable to deliver the distribution check to you or the check remains outstanding for more than six months, the Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed redemption checks.
If you hold Fund Shares with a financial intermediary, please contact your financial intermediary regarding redemption policies. Normally, the Fund transmits proceeds to intermediaries for redemption orders that are received in proper form on the next business day after receipt.
Institutional Shares:
Institutional Shares typically expect to pay out redemption proceeds on the next business day after your order is received in proper form; however, it may take up to seven days to send your proceeds.
Class A and Class C Shares:
Check with your financial intermediary for its policies on redemptions. Class A and Class C shares purchased through a financial intermediary should be redeemed through the financial intermediary. The Fund typically expects to transmit proceeds to intermediaries for redemption orders received in proper form on the next business day after receipt.
Class R6 Shares:
Class R6 shares may be purchased or redeemed through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. Check with your financial intermediary or plan sponsor for its policies on redemptions. Normally, the Fund transmits proceeds to intermediaries and eligible institutional investors (foundations and endowments) for redemption orders received in proper form on the next business day after receipt.
For federal income tax purposes, a redemption of shares of the Fund is a taxable event, upon which you may recognize a capital gain or loss (unless you hold the shares of the Fund in a tax-deferred account or are a tax-exempt investor). A capital gain or loss is based on the difference between your basis in the redeemed shares and the proceeds you receive upon their redemption. See Important Information About Taxes for information regarding basis election and reporting.
28

Information About Fees

The Fund is comprised of multiple classes of shares. Each class shares the Fund's investment objective and investment portfolio. The classes have different fees, expenses, and/or minimum investment requirements. The difference in the fee structures between the classes is primarily the result of their separate arrangements for shareholder and distribution services and performance fee arrangements. It is not the result of any difference in the base investment management, custodial fee rate schedules, or other expenses related to the management of the Fund's assets, which do not vary by class. Different fees and expenses will affect performance.
Except as described below, the share classes have identical voting, dividend, liquidation, and other rights, preferences, terms, and conditions. The primary differences between the classes are: (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting that class; and (d) each class may have different purchase, exchange, and redemption privileges.
Distribution and Service Plans
In accordance with Rule 12b-1 under the Investment Company Act of 1940, the Trust has adopted a Distribution and Service Plan for Class A and Class C shares.
Under the Class A Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.25% of its average daily net assets of its Class A shares. The fee is paid for general distribution services and for providing personal services to shareholders. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund’s shares.
Personal services to shareholders generally are provided by broker-dealers or other financial intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions, and changing account information.
Under the Class C Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of 1.00% of the average daily net assets of its Class C shares. Of this amount, 0.75% of the Fund’s Class C shares average daily net assets will be paid for general distribution services and for selling Class C shares. The Fund will pay 0.25% of its Class C shares average daily net assets to compensate financial institutions that provide personal services to Class C shareholders of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund's Class C shares. Personal services to shareholders generally are provided by broker-dealers or other financial intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.
Because Rule 12b-1 fees are paid out of the Fund’s assets and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For additional information about the Rule 12b-1 Plan and its terms, see Distribution and Service Plans in the SAI.
29

Information About Fees

Payments to Financial Intermediaries
Certain financial intermediaries perform recordkeeping, networking, administrative, sub-transfer agency, and shareholder services for their clients with respect to their investments in the Fund that otherwise would be performed by the Fund’s transfer agent or administrator and shareholder servicing agent.
In some circumstances, we, or one of our affiliates, will pay a financial intermediary for these services out of our own resources, including any profits from the advisory fees the Adviser receives from the Funds. In other circumstances, the Fund will pay a fee to the financial intermediary for performing those services. The Fund will not pay financial intermediaries more than it would pay its direct service providers for transfer agency, administration, and/or shareholder services. In cases where intermediary fees are higher due to differences in the services being provided or other factors, the additional amounts will be paid by us and/or the Distributor. In addition, these payments generally are based on either (1) a percentage of the average daily net assets of Fund shareholders’ accounts serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. The aggregate amount of these payments may be substantial.
In addition, we and the Fund's Distributor may make payments to intermediaries for various additional services, other expenses, and/or the financial intermediaries’ distribution of shares of the Fund. Such payments are sometimes referred to as “revenue sharing” and generally are negotiated with a financial intermediary on the basis of such factors as the number or value of shares of the Fund that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary.
We (and our affiliates) also may pay fixed fees for the listing of a Fund on a broker-dealer’s or financial intermediary’s system. Such payments are not considered to be revenue sharing payments.
30

Distributions and Taxes

Dividends and Other Distributions
As a shareholder, you are entitled to your share of net income and capital gains on the Fund’s investments. The Fund passes its earnings along to investors in the form of dividends. Dividends paid by the Fund represent the net income from dividends and interest earned on investments after expenses. The Fund will distribute short-term gains, as necessary; and if the Fund makes a long-term capital gain distribution, it normally is paid once a year in December.
Buying a dividend. You should check the Fund's distribution schedule before you invest. If you buy shares of the Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

The Fund pays distributions of net investment income (“dividends”) annually. The Fund may make additional distributions to shareholders, or may not make a distribution, when considered appropriate or necessary. For example, the Fund could make one or more additional distributions to avoid the imposition of any federal income or excise taxes, or it may not make a distribution to limit returns of capital.
Any distribution made by the Fund will reduce the NAV per share of the class by the amount of the distribution on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any distribution. Some or all distributions may be subject to taxes.
Distributions can be received in one of the following ways. Please check with your Investment Professional if you are unsure of which option is right for you.
Reinvestment Option
The Fund automatically reinvests all income dividends and capital gain distributions, if any, on a share class in additional shares of that class unless you request to receive those distributions in cash by way of check or by way of electronic funds transfer.
Directed Bank Account Option
When you choose to receive cash dividends by way of electronic funds transfer to your bank checking or savings account, we will send them to you after the distribution date each month. The share price will be the NAV per share of the class computed on the ex-distribution date.
Cash Option
If you elect to receive your distributions by check, and the distribution amount is $25 or less, the amount will automatically be reinvested in the Fund. Otherwise, a check will be mailed to you no later than seven days after the dividend payment date. If you choose to have your distribution proceeds mailed to you and either the U.S. Postal Service is unable to deliver the distribution check to you or the check remains outstanding for at least six months, the distribution option on your account will default to the reinvestment option as described above. The Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed distribution checks. The Fund will invest in your account any dividend or other distribution payment returned to the Fund by your financial institution at the current NAV per share.
Income Earned Option
You can automatically reinvest your dividends in additional Fund shares and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.
31

Distributions and Taxes

Directed Distributions Option
If you own shares in more than one Victory Mutual Fund, you may direct that dividends and/or capital gain distributions received from one Victory Mutual Fund be used to purchase shares automatically in the same class of another Victory Mutual Fund.
Important Information About Taxes
The tax information in this Prospectus is provided as general information. You should review the more detailed discussion of federal income tax considerations in the SAI and consult your tax adviser regarding the federal, state, local, or foreign tax consequences resulting from your investment in the Fund.

Treatment of the Fund
The Fund, which is treated as a separate corporation for federal tax purposes, has qualified for each past taxable year, and intends to continue to qualify, for treatment as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). By doing so, the Fund (but not its shareholders) is relieved of federal income tax on the part of its investment company taxable income and net capital gain, if any, that it distributes to its shareholders.
Shareholder Taxation
◼
Distributions that shareholders receive from the Fund generally are subject to federal income tax and may be subject to state and/or local taxes.
◼
Dividends and distributions of net short-term gains are taxable to you as ordinary income, whether received in cash or reinvested in additional shares of the Fund or another Victory Mutual Fund.
◼
A portion of the Fund’s dividends (which is not expected to be substantial) may qualify for (1) the 50% dividends-received deduction available to corporations, and (2) the lower maximum federal income tax rates applicable to “qualified dividend income” of individuals and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy certain holding period and other restrictions with respect to their shares of the Fund—a maximum of 15% for a single shareholder with taxable income not exceeding $545,500 ($613,700 for married shareholders filing jointly) and 20% for those individual shareholders with taxable income exceeding those respective amounts (which are effective for 2026 and will be adjusted for inflation annually thereafter).
◼
Regardless of the length of time you have held shares of the Fund, distributions of net capital gains that the Fund realizes are taxable to you as long-term capital gains, whether received in cash or reinvested in additional shares of the Fund, and are taxed to individual shareholders at the 15% and 20% tax rates described above.
◼
You may realize a capital gain or loss for federal income tax purposes on a redemption or an exchange (which is treated like a redemption for those purposes) of shares of the Fund. Your gain or loss is based on the difference, if any, between your basis in the redeemed (or exchanged) shares and the redemption proceeds (or the aggregate NAV of the shares of the fund into which you exchange) you receive. Any capital gain an individual shareholder recognizes on a redemption or exchange of his or her shares of the Fund that have been held for more than one year will qualify for the 15% and 20% tax rates.
◼
An individual shareholder is subject to a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally includes taxable distributions the Fund pays and net gains realized on the redemption or exchange of shares of the Fund, or (2) the excess of his or her “modified adjusted gross income” over $200,000 (or $250,000 if married and filing jointly). This tax is in addition to any other taxes due on that income.
32

Distributions and Taxes

◼
Your basis in shares of the Fund that you acquired after December 31, 2011 (“Covered Shares”) will be determined in accordance with the Fund’s default method, which is average basis, unless you affirmatively elect in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method you elect (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.
◼
You should consult with your tax adviser to determine the best IRS-accepted basis determination method.
◼
The Fund may provide estimated capital gain distribution information through the website at vcm.com.
◼
Tax statements will be mailed from the Fund by mid-February showing the amounts and tax status of distributions made to you in the prior calendar year.
◼
Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.
◼
You should review the more detailed discussion of federal income tax considerations in the SAI and consult your tax adviser regarding the federal, state, local, or foreign tax consequences resulting from your investment in the Fund.
Taxpayer Identification and Backup Withholding
◼
Each shareholder named on an account with us must provide a Social Security number or other taxpayer identification number to avoid “backup” tax withholding required by the Code.
◼
Federal law requires the Fund to withhold and remit to the U.S. Treasury 24% of (1) dividends, capital gain distributions, and proceeds of redemptions, regardless of the extent to which gain or loss may be realized, otherwise payable to any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any individual shareholder who underreports dividend or interest income or fails to certify that he or she is not subject to backup withholding.
◼
Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded. To avoid this withholding, you must certify on your application, or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you currently are not subject to backup withholding.
33

Important Fund Policies and Other Information

Share Price Calculation
The price at which you purchase and redeem shares of the Fund is equal to the NAV per share calculated on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of the Fund’s assets (i.e., the value of its investments and other assets), deducting liabilities, and dividing by the number of shares outstanding. Shares of the Fund may be purchased and sold at the NAV per share without a sales charge. The Fund’s NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.
NAV=	Total Assets - Liabilities
Number of Shares Outstanding
Valuation of Securities
The Adviser, acting as the Valuation Designee, has established a Pricing and Liquidity Committee (the “Committee”); and subject to the Board’s oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.
Equity securities, including exchange-traded funds (“ETFs”), except as otherwise noted, traded primarily on domestic securities exchanges or the over-the-counter markets, are valued at the last sale price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the closing bid price generally is used for U.S.-listed equities and the average of the bid and ask prices is used for foreign listed equities.
Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund’s NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund’s NAV is calculated will not need to be reflected in the value of the Fund’s foreign securities. However, we will monitor for events that would materially affect the value of the Fund’s foreign securities. If we determine that a particular event would materially affect the value of the Fund’s foreign securities, then the Committee will consider such available information that we deem relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.
Debt securities are valued each business day by a pricing service (the “Service”) approved by the Adviser as Valuation Designee. The Service uses an evaluated bid or the last sales price to price securities when, in the Service’s judgment, these prices are readily available and are representative of
34

Important Fund Policies and Other Information

the securities’ market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.
Short-term debt securities with original or remaining maturities of 60 days or less generally may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.
Repurchase agreements are valued at cost.
Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day.
Futures contracts are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the values are based upon the settlement price on the prior trading date.
Options contracts are valued at the mean of the last bid and ask prices. Options on futures are valued at the settlement price determined by the applicable exchange.
Forward foreign currency contracts are valued on a daily basis using forward foreign currency exchange rates obtained from an independent pricing service.
In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith, at fair value, by the Committee in accordance with valuation procedures approved by the Adviser as Valuation Designee. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund’s NAV to be more reliable than it otherwise would be.
Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.
For additional information on how securities are valued, see Valuation of Securities in the Fund's SAI.
Customer Identification Program
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.
As a result, the Fund must obtain the following information for each person who opens a new account:
◼
Name;
◼
Date of birth (for individuals);
◼
Residential or business street address (although post office boxes are still permitted for mailing); and
◼
Social security number, taxpayer identification number, or other identifying number.
35

Important Fund Policies and Other Information

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.
Statements and Reports
You will receive a periodic statement reflecting any transactions that affect the balance or registration of Fund shares in your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account’s statements. Share certificates are not issued. Twice a year, you will receive a financial report of the Fund. By February 15th of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.
The Fund will report information to you annually concerning the tax status of your dividends and other distributions for federal income tax purposes. In addition, the Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. You should consult with your tax adviser to obtain more information about how the basis reporting law applies to you.
Shareholder Communications
In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, each household will receive a single copy of the Fund’s most recent shareholder reports, proxy statements, prospectuses, and their supplements, unless you have instructed us to the contrary. This eliminates duplicate copies and saves paper and postage costs for the Fund. However, if you would like to receive individual copies, please contact us; and they will be delivered promptly.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI, which is available upon request and on the Fund’s website at VictoryFunds.com.
IRA Distribution Fee
The Fund may apply a distribution fee to all full IRA distributions, except for those due to death, disability, or divorce. Partial IRA distributions are not charged a distribution fee.
Account Balance
Victory Capital Transfer Agency, Inc., the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/UTMA account; (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate
36

Important Fund Policies and Other Information

balance of $50,000 or more invested in Affiliated Funds; and (5) all IRAs (for the first year the account is open). The fee is not currently being assessed. The Fund will provide advance notice in the event it is assessed in the future.
Excessive Short-Term Trading
The Funds generally are not intended as short-term investment vehicles (except for the money market funds, Victory Short-Term Bond Fund, Victory Ultra Short-Term Bond Fund, and Victory Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as “market timing.”
Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the Funds can deter all excessive and short-term trading, the Board has adopted the following policies (except for the money market funds, Victory Short-Term Bond Fund, Victory Ultra Short-Term Bond Fund, and Victory Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing bona fide investors.
To deter such trading activities, the Funds’ policies and procedures state that:
◼
Each Fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.
◼
Each Fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by the Fund. Fair value pricing is used to adjust for “stale pricing” that may occur between the close of certain foreign exchanges or markets and the time when the Fund calculates its NAV per share. The use of fair value pricing is intended to deter investors who may be trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in a Fund using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a Fund’s NAV.
The Funds’ Right to Reject Purchase and Exchange Orders and Limit Trading in Accounts
The Funds’ main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons with a history of three short-term transactions within 90 days or less are suspected of market timing and the shareholder’s trading privileges (other than redemption of Fund shares) will be suspended. The Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, each Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund. For this purpose, a short-term transaction is a purchase or redemption of a Fund and, as applicable, a subsequent redemption or purchase of the same Fund, or an exchange of all or part of that same Fund.
The following transactions are exempt from the excessive short-term trading activity policies described above:
◼
Transactions in the money market funds, Victory Short-Term Bond Fund, Victory Ultra Short-Term Bond Fund, and Victory Tax Exempt Short-Term Fund;
◼
Purchases and sales pursuant to automatic investment or withdrawal plans;
37

Important Fund Policies and Other Information

◼
Purchases and sales made through Victory Capital 529 Education Savings Plan;
◼
Purchases and sales made in certain separately managed accounts in wrap fee programs;
◼
Purchases and sales by the Victory Target Retirement Funds, Victory Cornerstone Conservative Fund, and/or Victory Cornerstone Equity Fund; and
◼
Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.
If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular Fund or all of the Funds.
The Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading. The Funds or the transfer agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.
The Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase shares of a Fund through financial intermediaries that establish omnibus accounts to invest in the Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The Funds subject to the short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the Funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or Funds will review net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.
We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary’s policies are determined by us to be at least as stringent as the Funds’ policy. For shares purchased through financial intermediaries there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.
Because of the increased costs to review underlying trading information, the Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.
Other Fund Rights
The Fund reserves the right to:
◼
Reject or restrict purchase or exchange orders when in the best interest of the Fund;
◼
Limit or discontinue the offering of shares of the Fund without notice to the shareholders;
◼
Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;
38

Important Fund Policies and Other Information

◼
Redeem some or all of its shares in kind when in the best interest of the Fund;
◼
Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);
◼
Redeem an account with less than $500, with certain limitations;
◼
Restrict or liquidate an account when necessary or appropriate to comply with federal law; and
◼
Discontinue or otherwise limit the opening of accounts with us.
Additional Information
The Trust enters into contractual arrangements with various parties, including, among others, the Fund's adviser, transfer agent, and distributor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust or the Fund.
This Prospectus provides information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. Neither this Prospectus nor the related SAI is intended to be, or should be read to give rise to, an agreement or contract between the Trust or the Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.
39

Financial Highlights

The following financial highlights tables are intended to help you understand the Fund's and relevant share classes' financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund Shares and Institutional Shares (assuming reinvestment of all income dividends and capital gain distributions).
The information has been derived from financial statements audited by Cohen & Company, Ltd., an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund’s Form N-CSR, which is available upon request. Information for the fiscal periods ended prior to April 30, 2025, was audited by the Fund’s former independent registered public accounting firm.
40

Victory Aggressive Growth Fund
	Fund Shares
For a Share Outstanding Throughout Each Period	Year Ended 4/30/26	Year Ended 4/30/25	Year Ended 4/30/24	9 Months Ended 4/30/23(a)	Year Ended 7/31/22	Year Ended 7/31/21
Net Asset Value, Beginning of Period	$61.83	$56.96	$41.82	$41.79	$61.22	$46.02
Investment Activities:
Net investment income (loss)(b)	(0.22)	(0.14)	(0.09)	(0.03)	(0.15)	(0.15)
Net realized and unrealized gains (losses)	18.32	8.46	15.23	0.90	(12.92)	15.45
Total from Investment Activities	18.10	8.32	15.14	0.87	(13.07)	15.30
Distributions to Shareholders from:
Net realized gains	(3.32)	(3.45)	—	(0.84)	(6.36)	(0.10)
Total Distributions	(3.32)	(3.45)	—	(0.84)	(6.36)	(0.10)
Net Asset Value, End of Period	$76.61	$61.83	$56.96	$41.82	$41.79	$61.22
Total Return(c),(d)	29.41%	13.97%	36.20%	2.31%	(23.75)%	33.27%
Ratios to Average Net Assets:
Net Expenses(e),(f)	0.65%	0.64%	0.64%	0.68%	0.63%	0.63%
Net Investment Income (Loss)(e)	(0.29)%	(0.22)%	(0.17)%	(0.12)%	(0.29)%	(0.28)%
Gross Expenses(e),(f)	0.65%	0.64%	0.64%	0.68%	0.63%	0.63%
Supplemental Data:
Net Assets at end of period (000's)	$2,643,186	$2,192,112	$2,050,192	$1,600,944	$1,648,078	$2,307,263
Portfolio Turnover(c),(g)	35%(h)	30%	45%	37%	65%	46%
(a)
Effective April 30, 2023, the Fund’s fiscal year-end changed from July 31 to April 30.
(b)
Per share net investment income (loss) has been calculated using the average daily shares method.
(c)
Not annualized for periods less than one year.
(d)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.
(e)
Annualized for periods less than one year.
(f)
Does not include acquired fund fees and expenses, if any.
(g)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
(h)
Excludes impact of in-kind transactions.
41

Victory Aggressive Growth Fund

	Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended 4/30/26	Year Ended 4/30/25	Year Ended 4/30/24	9 Months Ended 4/30/23(a)	Year Ended 7/31/22	Year Ended 7/31/21
Net Asset Value, Beginning of Period	$63.16	$58.16	$42.69	$42.60	$62.27	$46.82
Investment Activities:
Net investment income (loss)(b)	(0.27)	(0.19)	(0.08)	0.01	(0.18)	(0.17)
Net realized and unrealized gains (losses)	18.69	8.64	15.55	0.92	(13.13)	15.72
Total from Investment Activities	18.42	8.45	15.47	0.93	(13.31)	15.55
Distributions to Shareholders from:
Net realized gains	(3.32)	(3.45)	—	(0.84)	(6.36)	(0.10)
Total Distributions	(3.32)	(3.45)	—	(0.84)	(6.36)	(0.10)
Net Asset Value, End of Period	$78.26	$63.16	$58.16	$42.69	$42.60	$62.27
Total Return(c),(d)	29.29%	13.90%	36.24%	2.41%	(23.73)%	33.24%
Ratios to Average Net Assets:
Net Expenses(e),(f)	0.72%	0.71%	0.63%	0.53%	0.66%	0.66%
Net Investment Income (Loss)(e)	(0.35)%	(0.29)%	(0.16)%	0.03%	(0.33)%	(0.32)%
Gross Expenses(e),(f)	0.81%	0.87%	0.91%	1.28%	0.72%	0.73%
Supplemental Data:
Net Assets at end of period (000's)	$12,906	$9,913	$7,356	$3,109	$3,706	$20,405
Portfolio Turnover(c),(g)	35%(h)	30%	45%	37%	65%	46%
(a)
Effective April 30, 2023, the Fund’s fiscal year-end changed from July 31 to April 30.
(b)
Per share net investment income (loss) has been calculated using the average daily shares method.
(c)
Not annualized for periods less than one year.
(d)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.
(e)
Annualized for periods less than one year.
(f)
Does not include acquired fund fees and expenses, if any.
(g)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
(h)
Excludes impact of in-kind transactions.
42

43

44

45

23451-0926
By mail:
Victory Funds
P.O. Box 182903
Columbus, OH 43218-2903

P.O. Box 182903
Columbus, OH 43218-2903
Statement of Additional Information (“SAI”): A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference into this Prospectus, which means it is legally part of the prospectus.
Annual/Semi-Annual Reports and Form N-CSR: The Fund's annual and semi-annual reports to shareholders and Form N-CSR contain more information about the Fund's investments. The annual shareholder report also includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal period. The Fund's Form N-CSR filings contain the Fund's annual and semi-annual financial statements.
How to Obtain Information: You may obtain a free copy of the SAI, annual and semi-annual reports and other information such as Fund financial statements and ask questions about the Fund or your accounts, online at VictoryFunds.com, by contacting the Fund at the following address or telephone number, or by contacting your financial intermediary.
By telephone:
Call Victory Funds at
(800) 235-8396
You also can obtain information about the Fund (including the SAI, other reports, and other information such as Fund financial statements) from the SEC on the SEC’s EDGAR database at sec.gov or, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov
Investment Company Act File No. 811-7852

September 1, 2026
Prospectus
Victory Capital Growth Fund
Fund Shares	Institutional Shares	Class A	Class C	Class R6
USCGX	UICGX	—	—	—
The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
vcm.com
(800) 235-8396

Victory Capital Growth Fund Summary
Investment Objective
The Victory Capital Growth Fund (the “Fund”) seeks capital appreciation.
Fund Fees and Expenses
The tables below describe the fees and expenses that you may pay, if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Shareholder Fees
(paid directly from your investment)
	Fund Shares	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of purchase or sale price)	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees[1]	0.76%	0.76%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%
Other Expenses	0.30%	1.06%
Total Annual Fund Operating Expenses	1.06%	1.82%
Fee Waiver/Expense Reimbursement[2]	0.00%	(0.71)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	1.06%	1.11%
1
The management fee is comprised of a base fee (which is equal to an annualized rate of 0.75% of the Fund’s average daily net assets) and a performance adjustment. The performance adjustment is calculated separately for each share class on a monthly basis and is added to or subtracted from the base fee depending upon the performance of the respective share classes relative to the Lipper Global Funds Index. Assets and performance are each measured over a rolling 36-month period. The annual adjustment rate ranges from +/- 0-6 basis points (a basis point is 1/100th of a percentage point) of average daily net assets depending on the level of over/under-performance. The performance adjustment reflected in the management fee may differ from the over/under annual adjustment rate due to differences in average net assets for the fiscal reporting period and rolling 36-month performance period. See Organization and Management of the Fund section for a description of the performance adjustment.
2
Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual fund operating expenses (excluding certain items such as performance fee adjustments, acquired fund fees and expenses, if any, interest, taxes, brokerage commissions, capitalized expenses, and other extraordinary expenses) do not exceed an annual rate of 1.12% and 1.10% of the Fund Shares and Institutional Shares, respectively, through at least August 31, 2027. The Adviser is permitted to recoup management fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. The amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund’s management fee. This agreement may only be terminated by the Fund’s Board of Trustees.
1

Victory Capital Growth Fund Summary
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or continue to hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Fund Shares	$108	$337	$585	$1,294
Institutional Shares	$113	$503	$919	$2,079
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the most recent fiscal year, the Fund's portfolio turnover rate was 55% of the average value of its portfolio.
Principal Investment Strategy
The Fund invests primarily in U.S. and foreign equity securities that are believed to be the most attractive in the global marketplace. The Fund’s adviser allocates the Fund’s assets among the adviser’s internal investment teams. The managers implement a combination of quantitative and/or fundamentally driven security selection investment processes that focus on companies that may exhibit attractive levels of quality, value, and/or growth. The Fund may invest up to 100% of its assets in foreign securities, including securities issued in emerging markets.
Principal Risks
The Fund’s investments are subject to the following principal risks:
General Market Risk – Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, imposition of tariffs, sanctions against a particular foreign country, its nationals, businesses or industries, and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes may add to instability in global economies and markets generally and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.
Equity Securities Risk – The values of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general market, economic, and political conditions, and other factors. A company’s earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, tariffs, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or may last for extended periods. Equity securities have the lowest priority, and the greatest risk, with respect to dividends and any liquidation payments in the event of an issuer’s bankruptcy.
2

Victory Capital Growth Fund Summary
Foreign Securities Risk – Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Global markets, or those in a particular region, may all react in similar fashion to important political, economic, or other developments. Events and evolving conditions in certain economies or markets, including with respect to tariffs or sanctions, may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile.
Emerging Markets Risk – Foreign securities risk can be particularly heightened because investments in emerging market countries generally are more volatile than investments in developed markets. Emerging market countries are less economically diverse and mature than more developed countries and tend to be politically less stable. The governments of emerging market countries may be more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. In addition, the economies of emerging market countries may be dependent on relatively few industries that are more susceptible to local and global changes. Emerging market countries may also have less developed legal and accounting systems, and their legal systems may deal with issuer bankruptcies and defaults differently than U.S. law would.
Currency Risk — Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks, national entities such as the International Monetary Fund, or by the imposition of currency controls, or other political developments in the United States or abroad. As a result, investments in foreign currency-denominated securities may reduce the returns of the Fund.
Sector Risk – To the extent the Fund invests in one or more sectors, such as the information technology sector, it is subject to the risks faced by these companies, such as intense competition and potentially rapid product obsolescence. Information technology companies also are heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights.
Large Shareholder Risk – The actions by one large shareholder or multiple shareholders acting simultaneously may have an impact on the Fund and, therefore, indirectly on other shareholders. Shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.
Management Risk – The Fund is actively managed, and the investment techniques and risk analyses used by the Fund’s portfolio managers may not produce the desired results.
Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. By itself, the Fund does not constitute a complete investment plan. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.
An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Investment Performance
The following bar chart and table are intended to help you understand some indication of the risks of investing in the Fund. The bar chart illustrates the Fund Shares' volatility by showing how performance has varied from year to year for each full calendar year over the past 10 years. The table
3

Victory Capital Growth Fund Summary
shows how the average annual total returns of the share classes for the periods indicated compared to those of the Fund's regulatory broad-based securities market index and an additional index of funds with similar investment objectives. We assume reinvestment of dividends and distributions.
Performance data for the classes varies based on differences in their fee and expense structures and reflects any expense limitations in effect during the periods shown. Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. The Fund’s most current performance information is available on the Fund’s website at vcm.com or by calling (800) 235-8396.
Calendar Year Returns for Fund Shares

30%
20%
10%
0%
-10%
-20%
7.70%
23.86%
-11.46%
20.13%
10.03%
22.96%
-13.43%
18.37%
16.40%
21.85%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter	19.74%	June 30, 2020
Lowest Quarter	-23.44%	March 31, 2020

Year-to-date return	11.24%	June 30, 2026

Average Annual Total Returns (For the Periods Ended December 31, 2025)	1 Year	5 Years	10 Years
FUND SHARES Before Taxes	21.85%	12.31%	10.81%
FUND SHARES After Taxes on Distributions	18.96%	9.95%	8.99%
FUND SHARES After Taxes on Distributions and Sale of Fund Shares	14.97%	9.29%	8.40%
INSTITUTIONAL SHARES Before Taxes	21.79%	12.36%	10.90%
Indices
MSCI All Country World Index reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes	22.34%	11.19%	11.72%
Lipper Global Funds Index reflects no deduction for taxes	20.23%	9.09%	10.41%
4

Victory Capital Growth Fund Summary
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (“IRA”) or 401(k) plan, the after-tax returns shown in the table are not relevant to you. Please note that after-tax returns are shown only for the Fund Shares and may differ for each share class.
Management of the Fund
Investment Adviser
Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser.
The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. The portfolio managers primarily responsible for the day-to-day management of all or a portion of the Fund are members of the Adviser’s RS Investments Global (“RS Global”) and Trivalent Investments (“Trivalent”) investment franchises, and its Victory Solutions platform.
Portfolio Management
	Title	Tenure with the Fund
U-Wen Kok, CFA	Chief Investment Officer, RS Global	Since 2019
Adam Mezan, CFA	Portfolio Manager, RS Global	Since 2019
Peter S. Carpenter, CFA	Senior Portfolio Manager, Trivalent	Since 2019
Jeffrey R. Sullivan, CFA	Senior Portfolio Manager, Trivalent	Since 2019
Mannik S. Dhillon, CFA, CAIA	President, Investment Franchises & Solutions	Since 2019
Purchase and Sale of Fund Shares
Investment Minimums	Fund Shares	Institutional Shares
Minimum Initial Investment	$3,000	$1,000,000
Minimum Subsequent Investments	$50	None
You may purchase or sell Fund Shares on any business day through vcm.com or by telephone at (800) 235-8396. You also may purchase or sell Fund Shares through certain other financial intermediaries. If you have opened an account directly with the Fund, you also may purchase and sell Fund Shares by mail at P.O. Box 182903, Columbus, OH 43218-2903. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Institutional Shares are not offered for sale directly to the general public. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Certain broker-dealers and other financial intermediaries (such as a bank) may establish higher or lower minimum initial and subsequent investment amounts to which you may be subject if you invest through them.
5

Victory Capital Growth Fund Summary
When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value (“NAV”) after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.
Tax Information
The Fund intends to make distributions that generally will be taxed to you as ordinary income or long-term capital gains, unless you are a tax-exempt investor or you invest through an IRA, 401(k) plan, or other tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.
6

Additional Fund Information

Victory Capital Management Inc., which we refer to as the “Adviser” throughout the Prospectus, manages the Fund.
The Fund is  managed by the Adviser who also manages other funds, each having distinct investment management objectives, strategies, risks, and policies. Together, these funds are referred to in this Prospectus as the “Victory Funds” or, more simply, the “Funds.”
The Fund seeks capital appreciation. The Fund’s Board of Trustees (the “Board”) may change this investment objective without shareholder approval. The Fund will provide shareholders notice of any such change.
The Fund invests its assets primarily in U.S. and foreign equity securities that are believed to be the most attractive in the global marketplace.
Up to 100% of the Fund’s total assets may be invested in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in developed markets.
The Fund may consider various non-financial factors, where applicable, through quantitative models or qualitative assessments, including, for example, third-party sustainability ratings or governance and risk-related factors. Any consideration of such factors is only one part of the investment process and may have little to no weight on investment decisions, whether on an individual security basis or in the context of overall portfolio construction.
The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies as a response to adverse market, economic, political, or other conditions. The effect of taking such a temporary defensive position is that the Fund may not achieve its investment objective.
RS Global
RS Global employs both quantitative modeling and qualitative analysis in seeking to identify higher quality investment candidates across geographic regions and market capitalizations. The team’s proprietary quantitative model emphasizes the ability to create shareholder value, attractive valuations and favorable market sentiment. Research analysts validate model recommendations, assess the sustainability of company performance and evaluate business risks. The team monitors macroeconomic and political trends, as well as risk exposures, as part of the overall investment process.
Trivalent
Trivalent employs a bottom-up investment approach that emphasizes individual stock selection. Trivalent’s investment process uses a combination of quantitative and traditional qualitative, fundamental analysis to identify companies exhibiting improving business momentum, attractive valuations, high profitability and a strong or positively trending responsible investing profile. The stock selection process is designed to produce a diversified portfolio that, relative to the benchmark index, tends to have a below-average price-to-earnings ratio, an above-average earnings growth trend and above-average return on invested capital.
7

Additional Fund Information

Victory Solutions
Victory Solutions seeks to create a diversified portfolio of stocks that emphasize certain investment factors such as quality, value, and momentum through quantitative analysis. Victory Solutions uses quantitative analysis to identify companies that generally meet one of the following criteria: trade at attractive valuations, exhibit positive momentum, and/or have strong and stable profitability. The team allocates the Fund’s exposure to these factors in an attempt to take advantage of opportunities and limit the amount of risk any individual factor contributes to the portfolio. Victory Solutions may engage in active and frequent trading of portfolio holdings for the portion of the Fund’s assets it manages and will sell an investment if the above-mentioned attributes are not compelling as compared to those of another investment choice.
8

Investments

The following describes the types of securities the Fund may purchase under normal market conditions to achieve its principal investment strategy.
Equity Securities
The Fund considers equity securities to include, among others, common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.
Foreign Securities
Can include common stock and convertible preferred stock of non-U.S. companies. Also may include American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”), which are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies, and exchange-traded funds (“ETFs”) that invest in foreign companies.
Additional Fund Strategies. The Adviser may use other types of investment strategies in pursuing the Fund's overall investment objective. The following describes the investment technique the Adviser may employ that is not considered to be a part of the Fund's principal investment strategies. Additional securities and techniques are described in the Fund's SAI.
Securities Lending
To enhance the return on its portfolio, the Fund may lend portfolio securities to brokers, dealers, and financial institutions to realize additional income under guidelines adopted by the Board. Each loan will be secured continuously by collateral in the form of cash, securities issued by the U.S. government or its agencies or instrumentalities.
9

Risk Factors

The following provides additional information about the Fund's principal risks and supplements the risks discussed in the Fund’s Summary section of this Prospectus.
Convertible Securities Risk: The Fund may invest in convertible securities, the value of which fluctuates in relation to changes in interest rates, the market price of the underlying common stock, and the credit quality of the issuer. A convertible security tends to perform more like a stock when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the option to convert) and more like a debt security when the underlying stock price is low relative to the conversion price (because the option to convert is less valuable). Because its value can be influenced by many different factors, a convertible security generally is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security is called for redemption, the Fund will be required to either permit the issuer to redeem the security, convert it into underlying common stock, or sell it to a third party. Convertible securities are subject to equity risk, interest rate risk, and credit risk and are often lower-quality securities, which means that they are subject to the same risks as an investment in lower-rated debt securities. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. In addition, because companies that issue convertible securities are often small- or mid-cap companies, to the extent the Fund invests in convertible securities, it will be subject to the risks of investing in these companies. The stocks of small- and mid-cap companies are often more volatile and less liquid than the stocks of larger companies. Convertible securities normally are “junior” securities, which means an issuer usually must pay interest on its non-convertible debt before it can make payments on its convertible securities. If an issuer stops making interest or principal payments, these securities may become worthless and the Fund could lose its entire investment. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stock holders but after holders of any senior debt obligations of the company.
Currency Risk: When the Fund invests in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks, national entities such as the International Monetary Fund, or by the imposition of currency controls, or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.
Equity Securities Risk: The value of an equity security will fluctuate in response to changes in earnings or other conditions affecting the issuer’s profitability or in general market conditions. Unlike debt securities, which have preference to a company’s assets in case of liquidation, equity securities are entitled to the residual value after the company meets its other obligations.
Foreign Securities Risk: Investing in foreign companies, including ADRs and GDRs, involves certain special risks. There is the possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; changes to trade policies and trade disputes; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; less publicly available information about foreign issuers; difficulties in obtaining legal judgments; and foreign withholding taxes. Foreign investing may
10

Risk Factors

result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. Three risks that require additional consideration are:
◼
Emerging Markets Risk: Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that generally are less economically diverse and mature than those in the United States and to political systems that may be less stable. Investments in emerging markets may be subject to the risk of abrupt and severe price declines and their financial markets often lack liquidity. In addition, emerging market countries may be more likely than developed countries to experience rapid and significant adverse developments in their political or economic structures. Emerging market economies also may be overly reliant on particular industries, and more vulnerable to shifts in international trade, trade barriers, and other protectionist or retaliatory measures. Governments in many emerging market countries participate to a significant degree in their economies and securities markets. Some emerging market countries restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or may nationalize or expropriate the assets of private companies. Emerging market countries also may be subject to high inflation and rapid currency devaluations and currency-hedging techniques may be unavailable in certain emerging market countries.
◼
Political Risk: Political risk includes a greater potential for coups d’état, revolts, and expropriation by governmental organizations.
◼
European Economic Risk: The economies of European Union (“EU”) member countries and their trading partners, as well as the broader global economy, may be adversely affected by, among other things, changes in the Euro’s exchange rate; changes in EU or governmental regulations on trade; geopolitical and other events, including acts of terrorism, tensions, war or other open conflicts; and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact the Fund’s investments and cause it to lose money. Events in Europe may continue to impact the economies of every European country and their economic partners. The ongoing Russia-Ukraine conflict, the resulting responses by the United States and other countries, and the potential for wider conflict have had, and could continue to have, severe adverse effects on regional and global economies and could further increase volatility and uncertainty in the global financial markets. In addition, uncertainties regarding the viability of the EU have impacted and may continue to impact regional and global markets. There are ongoing concerns regarding the United Kingdom’s withdrawal from the EU, commonly referred to as “Brexit,” as well as the impact this withdrawal may have on other economies of European countries and/or their sovereign debt. Withdrawals from the EU could cause significant regional and global market disruption, which may negatively impact the Fund’s investments and cause it to lose money.
General Market Risk: The Fund is subject to market risk, which is the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. In addition, markets and market-participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.
11

Risk Factors

Market turmoil may be reflected in perceptions of economic uncertainty, price volatility in the equity and debt markets, and fluctuating trading liquidity. In response, governments may adopt a variety of fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and lower interest rates. An unexpected or quick reversal of these policies could increase volatility in the equity and debt markets. Market conditions and economic risks could have a significant effect on domestic and international economies, and could add significantly to the risks of increased volatility and decreased liquidity for the Fund’s portfolio. Equity securities tend to be more volatile than debt securities.
Geopolitical/Natural Disaster Risk: Political and diplomatic events within the United States, including a contentious domestic political environment, changes in political party control of one or more branches of the U.S. government, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a U.S. government shutdown, and disagreements over, or threats not to increase, the U.S. government’s borrowing limit (or “debt ceiling”), as well as political and diplomatic events abroad, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. A downgrade of the ratings of U.S. government debt obligations, or concerns about the U.S. government’s credit quality in general, could have a substantial negative effect on the U.S. and global economies. Moreover, although the U.S. government has honored its credit obligations, there remains a possibility that the United States could default on its obligations. The consequences of such an unprecedented event are impossible to predict, but it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Fund’s investments. Similarly, environmental and public health risks, such as natural disasters or epidemics, or widespread fear that such events may occur, may impact markets and economies adversely and cause market volatility in both the short- and long-term.
Information Technology and Operations Risk: Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The information technology and other operational systems upon which a Fund’s service providers rely may be subject to cyber attack or other technological disruptions, and could otherwise disrupt the ability of these service providers to perform essential tasks for the Fund. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.
Large Shareholder Risk: The Fund, like all mutual funds, pools the investments of many investors. Actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. For example, significant levels of new investments in the Fund by shareholders may cause the Fund to have more cash than would otherwise be the case, which might have a positive or negative impact on Fund performance. Similarly, redemption activity might cause the Fund to sell portfolio securities, which may increase transaction costs and might generate a capital gain or loss, or cause it to borrow funds on a short-term basis to cover redemptions, which would cause the Fund to incur costs that, in effect, would be borne by all shareholders, not just the redeeming shareholders. Shareholder purchase and redemption activity also may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.
Liquidity Risk: Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Fund would like due to a variety of factors, including general market conditions,
12

Risk Factors

the perceived financial strength of the issuer, or specific restrictions on resale of the securities. Consequently, the Fund may have to hold these securities longer than it would like and may forgo other investment opportunities. It also is possible that the Fund could be prevented from realizing capital gains or could be forced to incur capital losses if the Adviser is unable to sell a position at the time or price of the Adviser’s choosing. Lack of liquidity may impact valuation of such securities and the Fund’s net asset value (“NAV”) adversely, especially during times of financial distress. In addition, the Fund may not be able to raise cash when needed or may be forced to sell other investments to raise cash, which could impact the Fund’s performance negatively. Infrequent trading of securities also may lead to an increase in price volatility. Liquidity is a general investment risk that potentially could impact any security, but funds that invest in privately placed securities, certain small-company securities, high-yield bonds, mortgage-backed or asset-backed securities, foreign or emerging-market securities, derivatives, or other structured investments, which all have experienced periods of illiquidity, generally are subject to greater liquidity risk than funds that do not invest in these types of securities.
Management Risk: The Fund is subject to management risk, which is the possibility that the investment techniques and risk analyses used in managing the Fund's portfolio will not produce the desired results. In addition, we operate multiple investment franchises within the Adviser, and we also may utilize a “manager-of-managers” structure, which gives us the right, with the prior approval of the Board and without shareholder approval, to change subadviser(s). If we add or replace an investment franchise or a subadviser to the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new investment franchise or subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund’s portfolio could take place at a disadvantageous time and also could result in higher capital gains and distributions, which could affect the tax efficiency of the Fund negatively. In addition, the Fund may not be fully invested under its investment program while such realignment takes place, which may negatively impact the Fund’s performance.
Warrants and Rights Risk: Warrants and rights may be considered more speculative than certain other types of investments in that they do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities. If a warrant or right to subscribe to additional shares is not exercised or, when permissible, sold prior to the warrant’s or right’s expiration date, or redemption by the issuer, the Fund would lose all or substantially all of the purchase price of the warrant or right. The market for warrants and rights may be limited, and there may at times not be a liquid secondary market for warrants and rights.
Additional Risk Factors. The Adviser may use several types of investment strategies in pursuing the Fund's overall investment objective. The following risk is that which the Adviser does not consider to be a principal risk of the Fund. The statement of additional information (“SAI”) provides more detail about this risk and other risks that a Fund may be subject to that are not considered to be principal risks. You may request a copy of the Fund's SAI for more information.
Securities Lending Risk: The Fund may lend portfolio securities to broker-dealers or other institutions on a fully collateralized basis. There is a risk of delay in recovering a loaned security and/or risk of loss in collateral if the borrower becomes insolvent. There also is risk of loss if the borrower defaults and fails to return the loaned securities. The Fund could incur losses on the reinvestment of cash collateral from the loan, if the value of the short-term investments acquired with the cash collateral is less than the amount of cash collateral required to be returned to the borrower.
13

Organization and Management of the Fund

The Fund's Board has the overall responsibility for overseeing the management of the Fund.
The Investment Adviser
Victory Capital Management Inc. (the “Adviser”), a New York corporation that is registered as an investment adviser with the Securities and Exchange Commission (“SEC”), serves as the investment adviser to the Fund pursuant to an investment advisory agreement. Subject to the authority of the Board, the Adviser is responsible for the overall management and administration of the Fund's business affairs. The Adviser is responsible for selecting the Fund's investments according to its investment objective, policies, and restrictions. As of July 31, 2026, the Adviser managed and advised assets totaling in excess of $348.8 billion for individual and institutional clients. The Adviser’s principal address is 15935 La Cantera Pkwy, San Antonio, Texas 78256.
A discussion regarding the basis of the Board’s approval of the Fund's Advisory Agreement is available in the Fund's Form N-CSR for the period ended April 30.
The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. RS Investments Global, and Trivalent Investments, which are Victory Capital investment franchises, and its Victory Solutions platform are responsible for the day-to-day investment management of the Fund. The Adviser may allocate any portion (including, at times, no portion) of the Fund’s assets to an investment team.
The Fund’s investment management fee is comprised of a base investment management fee and a performance adjustment. The base investment management fee, which is accrued daily and paid monthly, is equal to an annualized rate of 0.75% of the Fund’s average daily net assets.
The performance adjustment is calculated separately for each share class of the Fund on a monthly basis and will be added to or subtracted from the base investment management fee depending upon the performance over the performance period of the respective share class relative to the performance of the Lipper Global Funds Index, which tracks the total return performance of funds within the Lipper Global Funds category. This category includes funds that invest at least 25% of their portfolio in securities traded outside of the United States and that may own U.S. securities as well. The performance period for each share class consists of the current month plus the previous 35 months. The adjustment rate is determined as referenced in the following chart:
Over/Under Performance Relative to Index (in basis points)[1]	Annual Adjustment Rate (in basis points as a percentage of the Fund’s average daily net assets)
+/– 100 to 400	+/– 4
+/– 401 to 700	+/– 5
+/– 701 and greater	+/– 6
1 Based on the difference between the average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.
To determine the amount of the performance adjustment, the annual performance adjustment rate is multiplied by the average daily net assets of each respective share class over the entire performance period, which then is multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount then is added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base investment management fee.
14

Organization and Management of the Fund

Under the performance fee arrangement, each share class of the Fund pays a positive performance fee adjustment for a performance period whenever the share class outperforms the Lipper Global Funds Index over that period, even if the share class had overall negative returns during the performance period.
The performance adjustment may have a disproportionate impact on the performance of a share class with a smaller level of assets compared to the Fund’s other share classes with larger asset levels.
For the fiscal year ended April 30, 2026, performance adjustments were 0.01% and 0.01% for Fund Shares and Institutional Shares, respectively. The performance adjustment rate, if any, included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36-month performance period.
See Fund Fees and Expenses in this Prospectus for information about any contractual agreement agreed to by the Adviser to waive fees and/or reimburse expenses with respect to the Fund. From time to time, the Adviser also may voluntarily waive fees and/or reimburse expenses in amounts exceeding those required to be waived or reimbursed under any contractual agreement that may be in place with respect to the Fund.
The Fund is  authorized, although the Adviser has no present intention of using such authority, to use a “manager-of-managers” structure. The Adviser could select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of the Fund's assets. The Adviser would monitor each subadviser’s performance through quantitative and qualitative analysis and periodically report to the Board as to whether a subadviser’s agreement should be renewed, terminated, or modified. The Adviser also would be responsible for determining how the Fund's assets should be allocated to the subadvisers. The allocation for a subadviser could range from 0% to 100% of the Fund's assets, and the Adviser could change the allocations without shareholder approval.
Portfolio Management
RS Global
U-Wen Kok is the Chief Investment Officer of the RS Global team and has co-managed the Fund since 2019. From 2013 to 2016, she was with RS Investment Management Co. LLC, which was acquired by Victory Capital in 2016. Ms. Kok holds a B.A. in Economics & Political Science from the University of Toronto. Ms. Kok is a CFA® charterholder.
Adam Mezan has been a member of the RS Global team since 2014 and has co-managed the Fund since 2019. Prior to joining RS Investments in 2014, Mr. Mezan worked at Nomura Asset Management in London, covering global industrials and auto sectors. Mr. Mezan holds a B.A. in History from Duke University and an M.B.A. from the University of Chicago. Mr. Mezan is a CFA® charterholder.
Trivalent
Peter S. Carpenter is a Senior Portfolio Manager of Trivalent. From 2007-2014, Mr. Carpenter was a Senior Portfolio Manager of Munder Capital Management, which was acquired by Victory Capital in 2014. Mr. Carpenter is a CFA® charterholder. He has co-managed a portion of the Fund since 2019.
Jeffrey R. Sullivan is a Senior Portfolio Manager of Trivalent. From 2007-2014, Mr. Sullivan was a Senior Portfolio Manager of Munder Capital Management, which was acquired by Victory Capital in 2014. Mr. Sullivan is a CFA® charterholder. He has co-managed a portion of the Fund since 2019.
15

Organization and Management of the Fund

Victory Solutions
Mannik S. Dhillon serves as President, Investment Franchises & Solutions, for Victory Capital and has co-managed the Fund since 2019. From 2015-2017, he served as Victory Capital’s Head of Investment Solutions, Product, and Strategy. From 2010 to 2015, Mr. Dhillon served as a managing director and head of manager research with Wilshire Associates, where he evaluated asset managers and led strategic consulting engagements. Mr. Dhillon is a CFA® and CAIA® charterholder.
The statement of additional information (“SAI”) provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund securities.
16

Investing with the Victory Funds

If you are looking for a convenient way to open an account or to add money to an existing account, we can help. The sections that follow will serve as a guide to your investment with the Victory Funds. These sections describe many of the share classes currently offered by the Victory Funds. Choosing a Share Class will help you decide which share class may be to your advantage to buy.
Keep in mind that Institutional Shares and Class R6 shares are available for purchase only by eligible shareholders. In addition, not all Victory Funds offer each class of shares described below; and therefore, certain classes may be discussed that are not necessarily offered by a Fund. The classes of shares that are offered by a Fund are those listed on the cover page designated with a ticker symbol. A Fund also may offer other share classes in different prospectuses.
This section of the prospectus also describes how to open an account, how to access information about your account, and how to buy, exchange, and sell shares of a Fund. Note, this information may vary if you invest through a third party such as a brokerage firm and will be dependent on that firm’s policies and practices. Consult your Investment Professional for specific details.
We want to make it simple for you to do business with us. If you have questions about any of this information, please call your investment professional or one of our customer service representatives at (800) 235-8396. They will be happy to assist you.
An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information.
Your Investment Professional also can help you decide which share class is best for you.
Investment Professionals and other financial intermediaries may charge fees for their services.

Choosing a Share Class
Fund Shares
◼
No front-end sales charge or contingent deferred sales charge (“CDSC”). All your money goes to work for you right away.
◼
Fund Shares do not pay any ongoing distribution and/or service (12b-1) fees.
◼
Typically, lower annual expenses than all classes except Institutional and Class R6 shares.
Institutional Shares
◼
No front-end sales charge or CDSC. All your money goes to work for you right away.
◼
Institutional Shares do not pay any ongoing distribution and/or service (12b-1) fees.
◼
Institutional Shares are only available to certain investors.
◼
Typically, lower annual expenses than all classes except Class R6 shares.
Class A
◼
Front-end sales charge, as described in this section. There are several ways to reduce or eliminate this charge as discussed under Sales Charge Reductions and Waivers for Class A Shares.
◼
A CDSC may be imposed if you sell your shares within 18 months of their purchase. The CDSC may be waived or reduced in certain circumstances as discussed under CDSC Reductions for Class A and Class C Shares.
◼
Class A shares also pay ongoing distribution and/or service (12b-1) fees.
◼
Lower annual expenses than Class C shares.
Class C
◼
No front-end sales charge. All your money goes to work for you right away.
17

Investing with the Victory Funds

◼
A CDSC may be imposed if you sell your shares within 12 months of purchase. The CDSC may be waived or reduced in certain circumstances as discussed under CDSC Reductions for Class A and Class C Shares.
◼
Class C shares also pay ongoing distribution and/or service (12b-1) fees.
◼
Higher annual expenses than all other classes of shares.
Class R6
◼
No front-end sales charge or CDSC. All your money goes to work for you right away.
◼
Class R6 shares do not pay any ongoing distribution and/or service (12b-1) fees.
◼
Class R6 shares are only available to certain investors.
◼
Typically, lower annual expenses than all other classes of shares.
Share Classes
When you purchase shares of the Fund, you must choose a share class. The Fund offers the share classes listed on the prospectus cover designated with their ticker symbol. Each share class represents an interest in the same portfolio of securities and is not a separate mutual fund. The classes differ in the sales charges, if any, and expenses that apply to your investment, allowing you and your Investment Professional to choose the class that best suits your investment needs. The Fund may offer additional classes of shares in the future.
Deciding which share class best suits your investment needs depends on a number of factors that you should discuss with your Investment Professional, including: whether you are eligible to invest in a particular class, how long you expect to hold your investment, how much you intend to invest in the Fund, and the total expenses associated with each share class.
The Fund reserves the right, without notice, to change the eligibility criteria for purchasing a particular share class. For example, a class of shares may be available to purchase only by retirement plans or by institutional investors. The Fund also may waive any applicable eligibility criteria or investment minimums at its discretion.
The Fund or any class may be closed at any time for failure to achieve an economical level of assets or for other reasons. Certain financial intermediaries who hold shares on behalf of their customers impose fees when the amount of shares of a particular class falls below a minimum threshold. To the extent that the amount of shares falls below that threshold, the Fund reserves the right to liquidate the shares held in accounts maintained by the financial intermediary.
Shares of the Fund are only available for sale in the United States and certain other areas subject to U.S. jurisdiction and may not be offered for sale in non-U.S. jurisdictions, except as approved by the Adviser. Investors residing outside of the United States (except those with Air/Army Post Office (“APO”), Fleet Post Office (“FPO”), or Diplomatic Post Office (“DPO”) addresses) generally may not purchase shares of the Fund, even if they are U.S. citizens or lawful permanent residents.
Eligibility Requirements to Purchase Fund Shares
You may open an account directly with the Fund and purchase Fund Shares on the Internet, by telephone, or by mail. Fund Shares also are available through certain financial intermediaries.
If Fund Shares are purchased through a retirement account or an Investment Professional (i.e., financial intermediary), the policies and procedures relating to these purchases may differ from those discussed in this prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other Investment Professional. For more information on these fees, check with your Investment Professional.
18

Investing with the Victory Funds

Eligibility Requirements to Purchase Institutional Shares
The Institutional Shares may be purchased by or through:
◼
Institutional and individual investors with a minimum investment in Institutional Shares of $1,000,000 who purchase through certain broker-dealers or directly from the transfer agent;
◼
Investors who purchase through advisory programs with an approved financial intermediary in which the financial intermediary typically charges the investor a fee based upon the value of the account (“Advisory Programs”). Such transactions may be subject to additional rules or requirements of the applicable Advisory Program;
◼
Brokerage platforms of firms that have agreements with the Distributor to offer such shares solely when acting as an agent for the investor and the investor may be required to pay a commission and/or other forms of compensation to the broker; or
◼
Institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as Affiliated Funds, and other persons or legal entities that the Fund may approve from time to time.
A Fund may allow a lower initial investment if, in the opinion of the Distributor, the investor has the adequate intent and availability of assets to reach a future level of investment of $1,000,000.
Eligibility Requirements to Purchase Class A and Class C Shares
Class A and Class C shares generally are made available through broker-dealers and other financial intermediaries and are subject to certain sales charges.
Eligibility Requirements to Purchase Class R6 Shares
Class R6 shares may only be purchased by or through:
◼
Endowments and foundations;
◼
Retirement plans, including Section 401 and Section 457 plans, Section 403 plans sponsored by a Section 501(c)(3) organization, employer-sponsored benefit plans (including health savings accounts) and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans;
◼
Advisory Programs with an approved financial intermediary in which the financial intermediary typically charges the investor a fee based upon the value of the account; or
◼
Registered investment companies.
Such investments may be subject to additional rules or requirements of the applicable Advisory Program.
The Class R6 shares are not available to retail accounts, traditional or Roth IRAs, SEPs, SARSEPs, SIMPLE IRAs, or 529 Education Savings Plans.
Eligibility of Individuals Associated with the Victory Funds and Fund Service Providers
Current and retired trustees of Victory-advised funds and the officers, directors, trustees, employees, and family members of employees of the Adviser or Affiliated Providers are eligible to purchase the lowest expense share class offered by the Fund. In the case of Class A shares, such purchases are not subject to a front-end sales charge. “Affiliated Providers” are affiliates of the Adviser and organizations that provide services to Victory Portfolios III (the “Trust”).
The Fund reserves the right to change the criteria for eligible investors and the investment minimums.
19

Investing with the Victory Funds

Additional Information Regarding Financial Intermediaries
Your ability to purchase, exchange, redeem, and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include: minimum investment requirements, exchange policies, fund choices, cutoff time for investments, and trading restrictions.
In addition, your financial intermediary may charge a transaction or other fee for the purchase or sale of shares of the Fund. Those charges are retained by the financial intermediary and are not shared with us. Please contact your financial intermediary or plan sponsor for a complete description of its policies.
Copies of the Fund's annual report, semi-annual report, and SAI are available from your financial intermediary or plan sponsor.
20

How to Buy Shares

Opening an Account With the Fund
You may purchase shares directly from the Fund or through certain investment professionals (e.g., financial intermediaries) as described below. If you already have an account with us, you will not need to fill out another application to invest in another fund, including other funds managed by the Adviser (together with the Fund, we refer to these as the “Affiliated Funds” or so simply as the “Funds”), unless the registration is different or we need further information to verify your identity.
As required by federal law, we must obtain certain information from you prior to opening an account with us. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. You may be asked for a copy of your driver’s license, passport, or other identifying documents as part of this process which may be cross-referenced against a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. If we subsequently are unable to verify your identity within a reasonable time, we may close your account or take other appropriate action. If your account is closed for this reason, your shares will be redeemed at the next calculated NAV. We prohibit opening accounts for certain investors, including but not limited to, foreign financial institutions, shell banks, correspondent accounts for foreign shell banks, and correspondent accounts for foreign financial institutions. A “foreign shell bank” is a foreign bank without a physical presence in any country. A “correspondent account” is an account established for a foreign bank to receive deposits from, or to make payments or other disbursements on behalf of, the foreign bank, or to handle other financial transactions related to such foreign bank.
Each shareholder named on an account with us must provide a Social Security number or other taxpayer identification number to avoid “backup” tax withholding required by the Internal Revenue Code of 1986, as amended (the “Code”).
Effective Date of Purchase
Purchase, exchange, and redemption requests are not processed until received in proper form. “Proper form” means actual receipt of the order along with all information and supporting documentation necessary to effect the transaction. Complete information may include any verification or confirmation of identity that the Fund's transfer agent or other authorized Fund agent may request. For purchase requests, “proper form” also generally includes receipt of sufficient funds to effect the purchase. The Fund, its transfer agent, or any authorized Fund agent may, in its sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time. Financial intermediaries may have their own requirements for recognizing a transaction in proper form or good order. If you hold your shares through a financial intermediary, please contact them for specific proper form or good order requirements.
When you make a purchase, your purchase price will be the NAV per share next calculated after we or the financial intermediary receive your request in “proper form.” The Fund’s NAV per share is calculated as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (“NYSE”) each day it is open for trading. If we or the financial intermediary receive your purchase request in proper form prior to that time, your purchase price will be the NAV per share calculated for that day. If we or the financial intermediary receive your purchase request in proper form after that time, the purchase price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.
The Fund or the Fund's Distributor or transfer agent may enter into agreements with Servicing Agents (such as financial intermediaries or plan sponsors), which hold shares of the Fund in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for
21

How to Buy Shares

shares of the Fund on the Fund’s behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund’s NAV per share next calculated after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.
Paying for Your Purchase
If you hold an account directly with the Fund and you plan to purchase shares from us with a check, the instrument must be written in U.S. dollars and drawn on a U.S. bank. If unclear or no instructions are provided with your check as to which fund the purchase was intended, we will make every effort to contact you to receive proper instructions. However, if we are unable to reach you within three business days of receipt of your check, we will deposit the funds in an existing or new Victory Treasury Money Market Trust account matching your existing registration. If we cannot locate an existing account matching your registration, the check will be returned within three business days. Initial purchases into an account by electronic funds transfer or check may be held for up to 30 days before any redemptions may be processed. We do not accept the following foreign instruments: checks, money orders, traveler’s checks, or other similar instruments. In addition, we do not accept cash or coins. If you plan to purchase shares through a financial intermediary, please check with that financial intermediary regarding acceptable forms of payment.
Minimum Investments
Fund Shares:
$3,000. However, financial intermediaries may set different investment minimums, and the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Institutional Shares:
$1 million. However, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Class A and Class C Shares:
$2,500 minimum ($1,000 for IRA accounts, gift/transfer to minor accounts, and purchases through automatic investment plans). However, financial intermediaries may set different investment minimums, and the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
If your account falls below the minimum investment amount, we may ask you to reestablish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.
The minimum investment required to open an account may be waived or lowered for employees and immediate family members of the employee of the Adviser, the Administrator, and their affiliates. In addition, the minimum investment required may be waived when the Fund is purchased through an Advisory Program or within qualified retirement plans or in other similar circumstances.
Class R6 Shares:
There is no minimum initial investment amount for Class R6 shares. However, financial intermediaries or plan recordkeepers may require plans to meet different investment minimums. Please contact your financial intermediary for additional information.
22

How to Buy Shares

Purchasing Additional Shares
Fund Shares:
$50 minimum per transaction, per account. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Institutional Shares:
There is no subsequent purchase minimum for investments in Institutional Shares.
Class A and Class C Shares:
$50 minimum per transaction, per account.
Class R6 Shares:
There is no subsequent purchase minimum for investments in Class R6 shares. However, financial intermediaries or plan recordkeepers may require participants to meet different subsequent purchase requirements.
Contacting the Victory Funds
The following features may be available to you to purchase, exchange, and redeem shares of the Fund you hold in an account opened directly with the Fund. Once you have an existing account, you can make additional investments at any time in any amount (subject to any minimums) in the following ways. All website transactions should be placed online at vcm.com.
◼
Internet Access
Review account information and make most account transactions. This includes making purchases, exchanges, and redemptions; reviewing account activity; checking balances; and more.
◼
Mobile Access
Review account information and make most account transactions.
◼
Telephone Access
To access account information and make account transactions, call toll free (800) 235-8396 during normal business hours to speak with a member service representative.
◼
Mail
If you would like to make a purchase or request a redemption by mail, send your written instructions to:
Regular Mail:
Victory Funds
P.O. Box 182903
Columbus, OH 43218-2903
Overnight Mail:
Use the following address ONLY for overnight packages:
Victory Funds
c/o FIS TA Operations
4249 Easton Way, Suite 400
Columbus, OH 43219
PHONE: (800) 235-8396
23

How to Buy Shares

◼
Bank Wire
To add to your account or request a redemption by bank wire, visit the vcm.com website or call (800) 235-8396 for instructions. This helps to ensure that your account will be credited or debited promptly and correctly. Any commercial bank can transfer same-day funds by wire.
Although the transfer agent currently does not charge you for receiving same-day funds, it reserves the right to charge for this service in the future. Your bank may charge you for wiring same-day funds.
◼
Electronic Funds Transfer
Additional purchases on a regular basis may be deducted electronically from a bank account. To sign up for these services when opening an account, visit the vcm.com website or call (800) 235-8396 for assistance. Currently, the Fund does not charge a fee for electronic transfers, but it reserves the right to charge for this service in the future. Your originating bank may charge a fee for electronic transfers.
24

How to Exchange Shares and Class Conversions

There may be limits on the ability to exchange between certain Victory Funds. You can obtain a list of Victory Funds available for exchange by calling (800) 235-8396 or by visiting VictoryFunds.com
The shares of any class of a Fund may be exchanged for the shares of any other class offered by the Fund or the same class, or any other class, of any other Victory Funds, either through your investment professional or directly through the Fund, subject to the conditions described below:
◼
Exchanges are subject to any CDSC, minimum investment limitation, or eligibility requirements described in the applicable prospectus and SAI. You may be required to provide sufficient information to establish eligibility to exchange into a new share class.
◼
To exchange between Victory Funds, the other Victory Fund you wish to exchange into must be eligible for exchange with your Fund.
◼
Shares of the Victory Fund selected for exchange must be available for sale in your state of residence.
If you have questions about these, or any of the Fund’s other exchange policies, please consult your customer service representative or your Investment Professional before requesting an exchange.
Before exchanging, you should read the prospectus of the Fund you wish to exchange into, which may be subject to different risks, fees, and expenses.
Other Exchange Rules You Should Know
If you have opened an account directly with the Fund, you may make exchanges on vcm.com. After we receive the exchange orders, the Fund’s transfer agent will simultaneously process exchange redemptions and purchases at the share prices next calculated pursuant to the procedures set forth herein. See Effective Date of Purchase for additional information. The investment minimums applicable to share purchases also apply to exchanges.
If you hold shares of the Fund in an account with a financial intermediary or plan sponsor, the policies and procedures on an exchange may differ from those discussed in this Prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy, sell, or exchange shares of the Fund through a broker or other Investment Professional. For more information on these fees, check with your Investment Professional.
An exchange of Fund shares for shares of another Victory Fund constitutes a sale for tax purposes unless the exchange is made within an IRA or other tax-deferred account.
The Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. The Fund may terminate or modify the exchange privilege at any time upon 60 days’ notice to shareholders.
For information on how to exchange shares of a Fund that were purchased through your employer’s retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.
25

How to Exchange Shares and Class Conversions

Other Conversions
Under certain circumstances, we may convert your Institutional Shares to Fund Shares, as applicable. The Fund will notify you before any such conversion occurs.
The Fund also may provide for other conversion privileges from time to time under which a shareholder of the Fund may convert shares into another class of shares of the same Fund under certain circumstances, subject to approval by the Fund’s officers. For example, subject to approval by the Fund’s officers, a shareholder may convert shares of one class of the Fund held through an eligible advisory program into shares of another class of the Fund (if available) with a lower expense ratio, provided that following the conversion the shareholder meets applicable eligibility requirements for the class into which the shareholder seeks to convert (as described in this prospectus).
Pricing
When a conversion occurs, you receive shares of one class of a fund for shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs per share of the two share classes. A conversion between share classes of the same fund is a non-taxable event.
Conversions are not subject to the Fund's restrictions on short-term trading activity discussed under Excessive Short-Term Trading.
26

How to Sell Shares

Shareholders will receive a redemption price of the NAV per share next calculated after we receive the redemption request in “proper form” as provided under Effective Date of Purchase. If we receive the redemption request in proper form prior to the close of the NYSE’s regular trading session (generally 4 p.m. Eastern time), the redemption price will be the NAV per share calculated for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.
Under certain circumstances and when deemed to be in the Fund’s best interests, proceeds may not be sent to intermediaries for up to seven days after receipt of the redemption order.
There are a number of convenient ways to sell your shares.
If you have a direct account with the Fund, you may redeem Fund Shares on the Internet, by telephone, or by mail on any day the NAV per share is calculated. You can use the same mailing addresses listed under the section titled How to Buy Shares.
◼
By Internet
Log on to your account using vcm.com and place your redemption request.
◼
By Telephone
Call toll free (800) 235-8396 during normal business hours. You have the following options for receiving your redemption proceeds:
◼
Mail a check to the address of record;
◼
Wire funds to a previously designated domestic financial institution;
◼
Mail a check to a previously designated alternate address; or
◼
Electronically transfer your redemption via EFT to a previously designated domestic financial institution.
The Fund has undertaken certain authentication procedures regarding telephone transactions and will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.
◼
By Mail
Use the regular U.S. mail or overnight mail address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds.
◼
By Wire
If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call before the close of trading on the NYSE, your funds will be wired on the next business day.
◼
By Electronic Funds Transfer (“EFT”)
Normally, your redemptions will be processed on the same day, but will be processed on the next day if received after close of trading on the NYSE. It will be transferred by EFT as long as the transfer is to a domestic bank.
27

How to Sell Shares

Additional Information About Redemptions
The Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).
Under normal market conditions, the Fund typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. Under deteriorating market conditions or market stress, the Fund also may borrow to meet redemption requests. The Fund and the other Affiliated Funds are limited as to the amount that each may individually and collectively borrow in these circumstances. As a result, borrowings available to the Fund may be insufficient to satisfy Fund redemption requests. In addition, the Fund reserves the right to honor redemption orders wholly or partly with in-kind distributions of Fund portfolio securities instead of cash.
Fund Shares:
If you hold Fund Shares through an account directly with the Fund, the Fund typically expects to pay out redemption proceeds on the next business day after your order is received in proper form; however, it may take up to seven days to send your proceeds.
Payment for redemption of shares purchased by electronic funds transfer (“EFT”) or check will be sent after the EFT or check has cleared, which could take up to 30 days from the initial purchase date into the Fund and, for subsequent purchases into the Fund, seven business days from the purchase date.
If you choose to have your redemption proceeds mailed to you and either the U.S. Postal Service is unable to deliver the distribution check to you or the check remains outstanding for more than six months, the Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed redemption checks.
If you hold Fund Shares with a financial intermediary, please contact your financial intermediary regarding redemption policies. Normally, the Fund transmits proceeds to intermediaries for redemption orders that are received in proper form on the next business day after receipt.
Institutional Shares:
Institutional Shares typically expect to pay out redemption proceeds on the next business day after your order is received in proper form; however, it may take up to seven days to send your proceeds.
Class A and Class C Shares:
Check with your financial intermediary for its policies on redemptions. Class A and Class C shares purchased through a financial intermediary should be redeemed through the financial intermediary. The Fund typically expects to transmit proceeds to intermediaries for redemption orders received in proper form on the next business day after receipt.
Class R6 Shares:
Class R6 shares may be purchased or redeemed through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. Check with your financial intermediary or plan sponsor for its policies on redemptions. Normally, the Fund transmits proceeds to intermediaries and eligible institutional investors (foundations and endowments) for redemption orders received in proper form on the next business day after receipt.
For federal income tax purposes, a redemption of shares of the Fund is a taxable event, upon which you may recognize a capital gain or loss (unless you hold the shares of the Fund in a tax-deferred account or are a tax-exempt investor). A capital gain or loss is based on the difference between your basis in the redeemed shares and the proceeds you receive upon their redemption. See Important Information About Taxes for information regarding basis election and reporting.
28

Information About Fees

The Fund is comprised of multiple classes of shares. Each class shares the Fund's investment objective and investment portfolio. The classes have different fees, expenses, and/or minimum investment requirements. The difference in the fee structures between the classes is primarily the result of their separate arrangements for shareholder and distribution services and performance fee arrangements. It is not the result of any difference in the base investment management, custodial fee rate schedules, or other expenses related to the management of the Fund's assets, which do not vary by class. Different fees and expenses will affect performance.
Except as described below, the share classes have identical voting, dividend, liquidation, and other rights, preferences, terms, and conditions. The primary differences between the classes are: (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting that class; and (d) each class may have different purchase, exchange, and redemption privileges.
Distribution and Service Plans
In accordance with Rule 12b-1 under the Investment Company Act of 1940, the Trust has adopted a Distribution and Service Plan for Class A and Class C shares.
Under the Class A Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.25% of its average daily net assets of its Class A shares. The fee is paid for general distribution services and for providing personal services to shareholders. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund’s shares.
Personal services to shareholders generally are provided by broker-dealers or other financial intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions, and changing account information.
Under the Class C Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of 1.00% of the average daily net assets of its Class C shares. Of this amount, 0.75% of the Fund’s Class C shares average daily net assets will be paid for general distribution services and for selling Class C shares. The Fund will pay 0.25% of its Class C shares average daily net assets to compensate financial institutions that provide personal services to Class C shareholders of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund's Class C shares. Personal services to shareholders generally are provided by broker-dealers or other financial intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.
Because Rule 12b-1 fees are paid out of the Fund’s assets and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For additional information about the Rule 12b-1 Plan and its terms, see Distribution and Service Plans in the SAI.
29

Information About Fees

Payments to Financial Intermediaries
Certain financial intermediaries perform recordkeeping, networking, administrative, sub-transfer agency, and shareholder services for their clients with respect to their investments in the Fund that otherwise would be performed by the Fund’s transfer agent or administrator and shareholder servicing agent.
In some circumstances, we, or one of our affiliates, will pay a financial intermediary for these services out of our own resources, including any profits from the advisory fees the Adviser receives from the Funds. In other circumstances, the Fund will pay a fee to the financial intermediary for performing those services. The Fund will not pay financial intermediaries more than it would pay its direct service providers for transfer agency, administration, and/or shareholder services. In cases where intermediary fees are higher due to differences in the services being provided or other factors, the additional amounts will be paid by us and/or the Distributor. In addition, these payments generally are based on either (1) a percentage of the average daily net assets of Fund shareholders’ accounts serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. The aggregate amount of these payments may be substantial.
In addition, we and the Fund's Distributor may make payments to intermediaries for various additional services, other expenses, and/or the financial intermediaries’ distribution of shares of the Fund. Such payments are sometimes referred to as “revenue sharing” and generally are negotiated with a financial intermediary on the basis of such factors as the number or value of shares of the Fund that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary.
We (and our affiliates) also may pay fixed fees for the listing of a Fund on a broker-dealer’s or financial intermediary’s system. Such payments are not considered to be revenue sharing payments.
30

Distributions and Taxes

Dividends and Other Distributions
As a shareholder, you are entitled to your share of net income and capital gains on the Fund’s investments. The Fund passes its earnings along to investors in the form of dividends. Dividends paid by the Fund represent the net income from dividends and interest earned on investments after expenses. The Fund will distribute short-term gains, as necessary; and if the Fund makes a long-term capital gain distribution, it normally is paid once a year in December.
Buying a dividend. You should check the Fund's distribution schedule before you invest. If you buy shares of the Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

The Fund pays distributions of net investment income (“dividends”) annually. The Fund may make additional distributions to shareholders, or may not make a distribution, when considered appropriate or necessary. For example, the Fund could make one or more additional distributions to avoid the imposition of any federal income or excise taxes, or it may not make a distribution to limit returns of capital.
Any distribution made by the Fund will reduce the NAV per share of the class by the amount of the distribution on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any distribution. Some or all distributions may be subject to taxes.
Distributions can be received in one of the following ways. Please check with your Investment Professional if you are unsure of which option is right for you.
Reinvestment Option
The Fund automatically reinvests all income dividends and capital gain distributions, if any, on a share class in additional shares of that class unless you request to receive those distributions in cash by way of check or by way of electronic funds transfer.
Directed Bank Account Option
When you choose to receive cash dividends by way of electronic funds transfer to your bank checking or savings account, we will send them to you after the distribution date each month. The share price will be the NAV per share of the class computed on the ex-distribution date.
Cash Option
If you elect to receive your distributions by check, and the distribution amount is $25 or less, the amount will automatically be reinvested in the Fund. Otherwise, a check will be mailed to you no later than seven days after the dividend payment date. If you choose to have your distribution proceeds mailed to you and either the U.S. Postal Service is unable to deliver the distribution check to you or the check remains outstanding for at least six months, the distribution option on your account will default to the reinvestment option as described above. The Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed distribution checks. The Fund will invest in your account any dividend or other distribution payment returned to the Fund by your financial institution at the current NAV per share.
Income Earned Option
You can automatically reinvest your dividends in additional Fund shares and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.
31

Distributions and Taxes

Directed Distributions Option
If you own shares in more than one Victory Mutual Fund, you may direct that dividends and/or capital gain distributions received from one Victory Mutual Fund be used to purchase shares automatically in the same class of another Victory Mutual Fund.
Important Information About Taxes
The tax information in this Prospectus is provided as general information. You should review the more detailed discussion of federal income tax considerations in the SAI and consult your tax adviser regarding the federal, state, local, or foreign tax consequences resulting from your investment in the Fund.

Treatment of the Fund
The Fund, which is treated as a separate corporation for federal tax purposes, has qualified for each past taxable year, and intends to continue to qualify, for treatment as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). By doing so, the Fund (but not its shareholders) is relieved of federal income tax on the part of its investment company taxable income and net capital gain, if any, that it distributes to its shareholders.
Shareholder Taxation
◼
Distributions that shareholders receive from the Fund generally are subject to federal income tax and may be subject to state and/or local taxes.
◼
Dividends and distributions of net short-term gains are taxable to you as ordinary income, whether received in cash or reinvested in additional shares of the Fund or another Victory Mutual Fund.
◼
A portion of the Fund’s dividends (which is not expected to be substantial) may qualify for (1) the 50% dividends-received deduction available to corporations, and (2) the lower maximum federal income tax rates applicable to “qualified dividend income” of individuals and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy certain holding period and other restrictions with respect to their shares of the Fund—a maximum of 15% for a single shareholder with taxable income not exceeding $545,500 ($613,700 for married shareholders filing jointly) and 20% for those individual shareholders with taxable income exceeding those respective amounts (which are effective for 2026 and will be adjusted for inflation annually thereafter).
◼
Regardless of the length of time you have held shares of the Fund, distributions of net capital gains that the Fund realizes are taxable to you as long-term capital gains, whether received in cash or reinvested in additional shares of the Fund, and are taxed to individual shareholders at the 15% and 20% tax rates described above.
◼
You may realize a capital gain or loss for federal income tax purposes on a redemption or an exchange (which is treated like a redemption for those purposes) of shares of the Fund. Your gain or loss is based on the difference, if any, between your basis in the redeemed (or exchanged) shares and the redemption proceeds (or the aggregate NAV of the shares of the fund into which you exchange) you receive. Any capital gain an individual shareholder recognizes on a redemption or exchange of his or her shares of the Fund that have been held for more than one year will qualify for the 15% and 20% tax rates.
◼
An individual shareholder is subject to a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally includes taxable distributions the Fund pays and net gains realized on the redemption or exchange of shares of the Fund, or (2) the excess of his or her “modified adjusted gross income” over $200,000 (or $250,000 if married and filing jointly). This tax is in addition to any other taxes due on that income.
32

Distributions and Taxes

◼
Your basis in shares of the Fund that you acquired after December 31, 2011 (“Covered Shares”) will be determined in accordance with the Fund’s default method, which is average basis, unless you affirmatively elect in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method you elect (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.
◼
You should consult with your tax adviser to determine the best IRS-accepted basis determination method.
◼
The Fund may provide estimated capital gain distribution information through the website at vcm.com.
◼
Tax statements will be mailed from the Fund by mid-February showing the amounts and tax status of distributions made to you in the prior calendar year.
◼
Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.
◼
You should review the more detailed discussion of federal income tax considerations in the SAI and consult your tax adviser regarding the federal, state, local, or foreign tax consequences resulting from your investment in the Fund.
Foreign Taxes
Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes foreign countries and U.S. possessions impose (“foreign taxes”) that would reduce the yield and/or total return on its investments. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes; however, many foreign countries do not impose taxes on capital gains with respect to investments by foreign investors.
If more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the IRS (“Foreign Election”) that would permit you to take a credit (or a deduction) for foreign taxes the Fund pays. If the Foreign Election is made, you would include in your gross income both dividends you received from the Fund and the amount of your proportionate share of those foreign taxes and would be entitled to a credit against your federal income tax, subject to the limitations set forth in the Code with respect to the foreign tax credit generally. Alternatively, you could, if it were to your advantage, treat the foreign taxes paid by the Fund as an itemized deduction in computing your taxable income rather than as a tax credit. The Fund has made the Foreign Election in one or more previous taxable years, and it is anticipated that certain Affiliated Funds will make the Foreign Election for their current taxable year. If the Fund does so, it will report to you shortly after each year your share of the foreign taxes it paid and its foreign-source income.
33

Distributions and Taxes

Taxpayer Identification and Backup Withholding
◼
Each shareholder named on an account with us must provide a Social Security number or other taxpayer identification number to avoid “backup” tax withholding required by the Code.
◼
Federal law requires the Fund to withhold and remit to the U.S. Treasury 24% of (1) dividends, capital gain distributions, and proceeds of redemptions, regardless of the extent to which gain or loss may be realized, otherwise payable to any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any individual shareholder who underreports dividend or interest income or fails to certify that he or she is not subject to backup withholding.
◼
Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded. To avoid this withholding, you must certify on your application, or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you currently are not subject to backup withholding.
34

Important Fund Policies and Other Information

Share Price Calculation
The price at which you purchase and redeem shares of the Fund is equal to the NAV per share calculated on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of the Fund’s assets (i.e., the value of its investments and other assets), deducting liabilities, and dividing by the number of shares outstanding. Shares of the Fund may be purchased and sold at the NAV per share without a sales charge. The Fund’s NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.
NAV=	Total Assets - Liabilities
Number of Shares Outstanding
Valuation of Securities
The Adviser, acting as the Valuation Designee, has established a Pricing and Liquidity Committee (the “Committee”); and subject to the Board’s oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.
Equity securities, including exchange-traded funds (“ETFs”), except as otherwise noted, traded primarily on domestic securities exchanges or the over-the-counter markets, are valued at the last sale price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the closing bid price generally is used for U.S.-listed equities and the average of the bid and ask prices is used for foreign listed equities.
Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund’s NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund’s NAV is calculated will not need to be reflected in the value of the Fund’s foreign securities. However, we will monitor for events that would materially affect the value of the Fund’s foreign securities. If we determine that a particular event would materially affect the value of the Fund’s foreign securities, then the Committee will consider such available information that we deem relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.
Debt securities are valued each business day by a pricing service (the “Service”) approved by the Adviser as Valuation Designee. The Service uses an evaluated bid or the last sales price to price securities when, in the Service’s judgment, these prices are readily available and are representative of
35

Important Fund Policies and Other Information

the securities’ market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.
Short-term debt securities with original or remaining maturities of 60 days or less generally may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.
Repurchase agreements are valued at cost.
Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day.
Futures contracts are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the values are based upon the settlement price on the prior trading date.
Options contracts are valued at the mean of the last bid and ask prices. Options on futures are valued at the settlement price determined by the applicable exchange.
Forward foreign currency contracts are valued on a daily basis using forward foreign currency exchange rates obtained from an independent pricing service.
In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith, at fair value, by the Committee in accordance with valuation procedures approved by the Adviser as Valuation Designee. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund’s NAV to be more reliable than it otherwise would be.
Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.
For additional information on how securities are valued, see Valuation of Securities in the Fund's SAI.
Customer Identification Program
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.
As a result, the Fund must obtain the following information for each person who opens a new account:
◼
Name;
◼
Date of birth (for individuals);
◼
Residential or business street address (although post office boxes are still permitted for mailing); and
◼
Social security number, taxpayer identification number, or other identifying number.
36

Important Fund Policies and Other Information

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.
Statements and Reports
You will receive a periodic statement reflecting any transactions that affect the balance or registration of Fund shares in your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account’s statements. Share certificates are not issued. Twice a year, you will receive a financial report of the Fund. By February 15th of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.
The Fund will report information to you annually concerning the tax status of your dividends and other distributions for federal income tax purposes. In addition, the Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. You should consult with your tax adviser to obtain more information about how the basis reporting law applies to you.
Shareholder Communications
In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, each household will receive a single copy of the Fund’s most recent shareholder reports, proxy statements, prospectuses, and their supplements, unless you have instructed us to the contrary. This eliminates duplicate copies and saves paper and postage costs for the Fund. However, if you would like to receive individual copies, please contact us; and they will be delivered promptly.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI, which is available upon request and on the Fund’s website at VictoryFunds.com.
IRA Distribution Fee
The Fund may apply a distribution fee to all full IRA distributions, except for those due to death, disability, or divorce. Partial IRA distributions are not charged a distribution fee.
Account Balance
Victory Capital Transfer Agency, Inc., the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/UTMA account; (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate
37

Important Fund Policies and Other Information

balance of $50,000 or more invested in Affiliated Funds; and (5) all IRAs (for the first year the account is open). The fee is not currently being assessed. The Fund will provide advance notice in the event it is assessed in the future.
Excessive Short-Term Trading
The Funds generally are not intended as short-term investment vehicles (except for the money market funds, Victory Short-Term Bond Fund, Victory Ultra Short-Term Bond Fund, and Victory Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as “market timing.”
Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the Funds can deter all excessive and short-term trading, the Board has adopted the following policies (except for the money market funds, Victory Short-Term Bond Fund, Victory Ultra Short-Term Bond Fund, and Victory Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing bona fide investors.
To deter such trading activities, the Funds’ policies and procedures state that:
◼
Each Fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.
◼
Each Fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by the Fund. Fair value pricing is used to adjust for “stale pricing” that may occur between the close of certain foreign exchanges or markets and the time when the Fund calculates its NAV per share. The use of fair value pricing is intended to deter investors who may be trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in a Fund using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a Fund’s NAV.
The Funds’ Right to Reject Purchase and Exchange Orders and Limit Trading in Accounts
The Funds’ main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons with a history of three short-term transactions within 90 days or less are suspected of market timing and the shareholder’s trading privileges (other than redemption of Fund shares) will be suspended. The Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, each Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund. For this purpose, a short-term transaction is a purchase or redemption of a Fund and, as applicable, a subsequent redemption or purchase of the same Fund, or an exchange of all or part of that same Fund.
The following transactions are exempt from the excessive short-term trading activity policies described above:
◼
Transactions in the money market funds, Victory Short-Term Bond Fund, Victory Ultra Short-Term Bond Fund, and Victory Tax Exempt Short-Term Fund;
◼
Purchases and sales pursuant to automatic investment or withdrawal plans;
38

Important Fund Policies and Other Information

◼
Purchases and sales made through Victory Capital 529 Education Savings Plan;
◼
Purchases and sales made in certain separately managed accounts in wrap fee programs;
◼
Purchases and sales by the Victory Target Retirement Funds, Victory Cornerstone Conservative Fund, and/or Victory Cornerstone Equity Fund; and
◼
Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.
If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular Fund or all of the Funds.
The Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading. The Funds or the transfer agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.
The Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase shares of a Fund through financial intermediaries that establish omnibus accounts to invest in the Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The Funds subject to the short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the Funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or Funds will review net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.
We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary’s policies are determined by us to be at least as stringent as the Funds’ policy. For shares purchased through financial intermediaries there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.
Because of the increased costs to review underlying trading information, the Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.
Other Fund Rights
The Fund reserves the right to:
◼
Reject or restrict purchase or exchange orders when in the best interest of the Fund;
◼
Limit or discontinue the offering of shares of the Fund without notice to the shareholders;
◼
Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;
39

Important Fund Policies and Other Information

◼
Redeem some or all of its shares in kind when in the best interest of the Fund;
◼
Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);
◼
Redeem an account with less than $500, with certain limitations;
◼
Restrict or liquidate an account when necessary or appropriate to comply with federal law; and
◼
Discontinue or otherwise limit the opening of accounts with us.
Additional Information
The Trust enters into contractual arrangements with various parties, including, among others, the Fund's adviser, transfer agent, and distributor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust or the Fund.
This Prospectus provides information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. Neither this Prospectus nor the related SAI is intended to be, or should be read to give rise to, an agreement or contract between the Trust or the Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.
40

Financial Highlights

The following financial highlights tables are intended to help you understand the Fund's and relevant share classes' financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund Shares and Institutional Shares (assuming reinvestment of all income dividends and capital gain distributions).
The information has been derived from financial statements audited by Cohen & Company, Ltd., an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund’s Form N-CSR, which is available upon request. Information for the fiscal periods ended prior to April 30, 2025, was audited by the Fund’s former independent registered public accounting firm.
41

Victory Capital Growth Fund
	Fund Shares
For a Share Outstanding Throughout Each Period	Year Ended 4/30/26	Year Ended 4/30/25	Year Ended 4/30/24	9 Months Ended 4/30/23(a)	Year Ended 7/31/22	Year Ended 7/31/21
Net Asset Value, Beginning of Period	$12.60	$12.89	$11.00	$11.30	$13.67	$10.62
Investment Activities:
Net investment income (loss)(b)	0.13	0.13	0.15	0.12	0.19	0.13
Net realized and unrealized gains (losses)	3.55	1.17	1.87	0.38	(0.95)	3.28
Total from Investment Activities	3.68	1.30	2.02	0.50	(0.76)	3.41
Distributions to Shareholders from:
Net investment income	(0.15)	(0.26)	(0.13)	(0.11)	(0.16)	(0.12)
Net realized gains	(1.35)	(1.33)	—	(0.69)	(1.45)	(0.24)
Total Distributions	(1.50)	(1.59)	(0.13)	(0.80)	(1.61)	(0.36)
Net Asset Value, End of Period	$14.78	$12.60	$12.89	$11.00	$11.30	$13.67
Total Return(c),(d)	30.18%	9.80%	18.46%	4.63%	(6.74)%	32.74%
Ratios to Average Net Assets:
Net Expenses(e),(f)	1.06%	1.09%	1.13%	1.16%	1.09%	1.07%
Net Investment Income (Loss)(e)	0.91%	0.95%	1.25%	1.49%	1.52%	1.04%
Gross Expenses(e),(f)	1.06%	1.09%	1.13%	1.16%	1.09%	1.07%
Supplemental Data:
Net Assets at end of period (000's)	$1,090,737	$908,212	$887,600	$802,284	$799,210	$899,767
Portfolio Turnover(c),(g)	55%	57%	59%	41%	58%	67%(h)
(a)
Effective April 30, 2023, the Fund’s fiscal year-end changed from July 31 to April 30.
(b)
Per share net investment income (loss) has been calculated using the average daily shares method.
(c)
Not annualized for periods less than one year.
(d)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.
(e)
Annualized for periods less than one year.
(f)
Does not include acquired fund fees and expenses, if any.
(g)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
(h)
Reflects a return to normal trading levels after a prior year transition.
42

Victory Capital Growth Fund

	Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended 4/30/26	Year Ended 4/30/25	Year Ended 4/30/24	9 Months Ended 4/30/23(a)	Year Ended 7/31/22	Year Ended 7/31/21
Net Asset Value, Beginning of Period	$12.74	$13.02	$11.10	$11.39	$13.81	$10.66
Investment Activities:
Net investment income (loss)(b)	0.12	0.12	0.15	0.11	0.20	0.15
Net realized and unrealized gains (losses)	3.59	1.18	1.89	0.37	(0.95)	3.35
Total from Investment Activities	3.71	1.30	2.04	0.48	(0.75)	3.50
Distributions to Shareholders from:
Net investment income	(0.14)	(0.25)	(0.12)	(0.08)	(0.22)	(0.11)
Net realized gains	(1.35)	(1.33)	—	(0.69)	(1.45)	(0.24)
Total Distributions	(1.49)	(1.58)	(0.12)	(0.77)	(1.67)	(0.35)
Net Asset Value, End of Period	$14.96	$12.74	$13.02	$11.10	$11.39	$13.81
Total Return(c),(d)	30.10%	9.74%	18.40%	4.50%	(6.68)%	33.45%
Ratios to Average Net Assets:
Net Expenses(e),(f)	1.11%	1.13%	1.16%	1.25%	1.06%	0.77%
Net Investment Income (Loss)(e)	0.87%	0.90%	1.22%	1.35%	1.58%	1.30%
Gross Expenses(e),(f)	1.82%	1.83%	1.80%	1.83%	1.66%	0.92%
Supplemental Data:
Net Assets at end of period (000's)	$2,551	$2,222	$2,173	$2,156	$2,251	$1,766
Portfolio Turnover(c),(g)	55%	57%	59%	41%	58%	67%(h)
(a)
Effective April 30, 2023, the Fund’s fiscal year-end changed from July 31 to April 30.
(b)
Per share net investment income (loss) has been calculated using the average daily shares method.
(c)
Not annualized for periods less than one year.
(d)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.
(e)
Annualized for periods less than one year.
(f)
Does not include acquired fund fees and expenses, if any.
(g)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
(h)
Reflects a return to normal trading levels after a prior year transition.
43

44

45

46

36837-0926
By mail:
Victory Funds
P.O. Box 182903
Columbus, OH 43218-2903

P.O. Box 182903
Columbus, OH 43218-2903
Statement of Additional Information (“SAI”): A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference into this Prospectus, which means it is legally part of the prospectus.
Annual/Semi-Annual Reports and Form N-CSR: The Fund's annual and semi-annual reports to shareholders and Form N-CSR contain more information about the Fund's investments. The annual shareholder report also includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal period. The Fund's Form N-CSR filings contain the Fund's annual and semi-annual financial statements.
How to Obtain Information: You may obtain a free copy of the SAI, annual and semi-annual reports and other information such as Fund financial statements and ask questions about the Fund or your accounts, online at VictoryFunds.com, by contacting the Fund at the following address or telephone number, or by contacting your financial intermediary.
By telephone:
Call Victory Funds at
(800) 235-8396
You also can obtain information about the Fund (including the SAI, other reports, and other information such as Fund financial statements) from the SEC on the SEC’s EDGAR database at sec.gov or, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov
Investment Company Act File No. 811-7852

September 1, 2026
Prospectus
Victory Core Plus Intermediate Bond Fund
Fund Shares	Institutional Shares	Class A	Class C	Class R6
USIBX	UIITX	UITBX	UITCX	URIBX
The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
vcm.com
(800) 235-8396

Victory Core Plus Intermediate Bond Fund Summary
Investment Objective
The Victory Core Plus Intermediate Bond Fund (the “Fund”) seeks high current income without undue risk to principal.
Fund Fees and Expenses
The tables below describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in one or more Victory Funds. More information about these and other discounts is available under Investing with the Victory Funds on page 24 of the Fund’s prospectus, in Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries, and from your financial intermediary.
Shareholder Fees
(paid directly from your investment)
	Fund Shares	Institutional Shares	Class A	Class C	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	2.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of purchase or sale price)	None	None	None[1]	1.00%[2]	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees[3]	0.34%	0.34%	0.31%	0.28%	0.33%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%	0.25%	1.00%	0.00%
Other Expenses	0.29%	0.22%	0.29%	0.34%	0.09%
Total Annual Fund Operating Expenses	0.63%	0.56%	0.85%	1.62%	0.42%
Fee Waiver/Expense Reimbursement[4]	0.00%	0.00%	0.00%	(0.11)%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[4]	0.63%	0.56%	0.85%	1.51%	0.42%
1
A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $250,000 or more that are redeemed within 18 months of purchase. For additional information, see the section titled Choosing a Share Class.
2
Applies to shares sold within 12 months of purchase.
3
The management fee is comprised of a base fee (which is equal to an annualized rate of 0.50% of the first $50 million of average daily net assets, 0.40% of that portion of average daily net assets over $50 million but not over $100 million, and 0.30% of that portion of average daily net assets in excess of $100 million) and a performance adjustment. The performance adjustment is calculated separately for each share class on a monthly basis and is added to or subtracted from the base fee depending upon the performance of the respective share classes relative to the Lipper Core Plus Bond Funds Index. Assets and performance are each measured over a rolling 36-month period. The annual adjustment rate ranges from +/- 0-6 basis points (a basis point is 1/100th of a percentage point) of average daily net assets depending on the level of over/under-performance. The performance adjustment reflected in the management fee may differ from the over/under annual adjustment rate due to differences in average net assets for the fiscal reporting period and rolling 36-month performance period. See Organization and Management of the Fund section for a description of the performance adjustment.
4
Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual fund operating expenses (excluding certain items such as performance fee adjustments, acquired fund fees and expenses, if any, interest, taxes, brokerage commissions, capitalized expenses, and other extraordinary expenses) do not exceed an annual rate of 0.59%, 0.52%, 0.87%, 1.53%, and 0.39% of the Fund Shares, Institutional Shares, Class A, Class C, and
1

Victory Core Plus Intermediate Bond Fund Summary
Class R6, respectively, through at least August 31, 2027. The Adviser is permitted to recoup management fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. The amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund’s management fee. This agreement may only be terminated by the Fund’s Board of Trustees.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or continue to hold all of your shares at the end of those periods (or continue holding your shares in the case of Class C shares). The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. After eight years, Class C shares of the Fund generally will convert automatically to Class A shares of the Fund, which is reflected in the Class C costs shown below. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Fund Shares	$64	$202	$351	$786
Institutional Shares	$57	$179	$313	$701
Class A	$310	$490	$686	$1,250
Class C	$254	$500	$871	$1,706
Class R6	$43	$135	$235	$530
The following example makes the same assumptions as the example above, except that it assumes you do not sell your Class C shares at the end of the period.
	1 Year	3 Years	5 Years	10 Years
Class C	$154	$500	$871	$1,706
The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the most recent fiscal year, the Fund's portfolio turnover rate was 69% of the average value of its portfolio.
Principal Investment Strategy
Under normal circumstances, the Fund invests at least 80% of its net assets in a broad range of debt securities and in derivatives and other instruments that have similar economic characteristics. The effective duration of the Fund is generally between three and 10 years. The Fund’s 80% policy may be changed upon at least 60 days’ prior written notice to shareholders.
Up to 65% of the Fund’s assets may be invested in corporate bonds. The debt securities in which the Fund may invest include, among others, obligations of U.S., state, and local governments, and their agencies and instrumentalities; mortgage- and asset-backed securities; corporate debt securities; repurchase agreements; and other securities believed to have debt-like characteristics. The Fund will invest primarily in investment-grade securities, but also may invest up to 10% of its net assets in
2

Victory Core Plus Intermediate Bond Fund Summary
below-investment-grade securities, which are sometimes referred to as high-yield or “junk” bonds. The Fund also may invest up to 20% of its assets in foreign debt securities, including non-dollar-denominated securities and emerging markets securities. The managers implement the Fund’s strategy by seeking to select securities that represent value at the time of purchase given current market conditions. Value is a combination of yield, credit quality, structure (maturity, coupon, redemption features), and liquidity.
Principal Risks
The Fund’s investments are subject to the following principal risks:
Debt Securities Risk – The value of a debt security or other income-producing security changes in response to various factors including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. Other factors that may affect the value of debt securities include, among others, economic conditions, market events, public health crises, and responses by governments and companies to such developments. These and other events may affect the creditworthiness of the issuer of a debt security and may impair an issuer’s ability to timely meet its debt obligations as they come due.
Interest Rate Risk – The Fund is subject to the risk that the market value of the bonds in its portfolio will fluctuate because of changes in interest rates, changes in the supply of and demand for debt securities, and other market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Generally, the longer the duration of a bond, the greater its sensitivity is to interest rates. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations. The ability of an issuer of a debt security to repay principal prior to a security’s maturity can increase the security’s sensitivity to interest rate changes.
Decisions by the U.S. Federal Reserve (also known as the “Fed”) regarding interest rate and monetary policy, which can be difficult to predict and sometimes change direction suddenly in response to economic and market events, can have a significant effect on the value of fixed-income securities as well as the overall strength of the U.S. economy. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. As a result, the value of fixed-income securities may vary widely under certain market conditions.
Credit Risk – The fixed-income securities in the Fund's portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor’s return. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk.
High-Yield/Junk Bond Risk – Fixed-income securities rated below investment grade, also known as “junk” or high-yield bonds, generally entail greater economic, credit, and liquidity risk than investment-grade securities. Their prices may be more volatile, especially during economic downturns, financial setbacks, or liquidity events. High-yield securities also can involve a substantially greater risk of default than higher quality debt securities, and their values can decline significantly over short and longer periods of time.
Liquidity Risk – Market developments and other factors, including changes in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors
3

Victory Core Plus Intermediate Bond Fund Summary
to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets. Heavy redemptions of fixed-income mutual funds and decreased liquidity from fixed-income securities could hurt the Fund’s performance. In addition, significant securities market disruptions, including economic, financial and public health crises, may lead to dislocation in the market for a variety of fixed-income securities (including municipal obligations), which can decrease liquidity and sharply reduce returns. Changes in government or central bank monetary policy may have a substantial and immediate impact on interest rates, which could result in losses to the Fund.
Prepayment and Extension Risk – Mortgage-backed securities make regularly scheduled payments of principal along with interest payments. In addition, mortgagors generally have the option of paying off their mortgages without penalty at any time. For example, when a mortgaged property is sold, the old mortgage is usually prepaid. Also, when interest rates fall, the mortgagor may refinance the mortgage and prepay the old mortgage. A homeowner’s default on the mortgage also may cause a prepayment of the mortgage. This unpredictability of the mortgage’s cash flow is called prepayment risk. For the investor, prepayment risk usually means that principal is received at the least opportune time. For example, when interest rates fall, homeowners may find it advantageous to refinance their mortgages and prepay principal. In this case, the investor is forced to reinvest the principal at the current lower rate. On the other hand, when interest rates rise, homeowners generally will not refinance their mortgages and prepayments will fall. This causes the average life of the mortgage to extend and be more sensitive to interest rates, which is called extension risk. In addition, the amount of principal the investor has to invest in these higher interest rates is reduced.
Foreign Securities Risk – Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Global markets, or those in a particular region, may all react in similar fashion to important political, economic, or other developments. Events and evolving conditions in certain economies or markets, including with respect to tariffs or sanctions, may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile.
Emerging Markets Risk – Foreign securities risk can be particularly heightened because investments in emerging market countries generally are more volatile than investments in developed markets. Emerging market countries are less economically diverse and mature than more developed countries and tend to be politically less stable. The governments of emerging market countries may be more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. In addition, the economies of emerging market countries may be dependent on relatively few industries that are more susceptible to local and global changes. Emerging market countries may also have less developed legal and accounting systems, and their legal systems may deal with issuer bankruptcies and defaults differently than U.S. law would.
Legislative Risk – Changes in government policies may affect the value of the investments held by the Fund in ways we cannot anticipate, and such policies could have an adverse impact on the value of the Fund’s investments and the Fund’s net asset value (“NAV”).
U.S. Government Sponsored Enterprises (“GSEs”) Risk – While mortgage-backed securities, the value of which may be impacted by factors affecting the housing market, and other securities issued by certain GSEs, such as the Government National Mortgage Association (“Ginnie Mae”), are supported by the full faith and credit of the U.S. government, securities issued by other GSEs are supported only by the right of the GSE (including the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal National Mortgage Association (“Fannie Mae”)) to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs’ obligations, or by the credit of
4

Victory Core Plus Intermediate Bond Fund Summary
the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. If such a GSE were to default on its obligations, the Fund might not be able to recover its investment.
Management Risk – The Fund is actively managed, and the investment techniques and risk analyses used by the Fund’s portfolio managers may not produce the desired results.
Reference Rate Transition Risk – The terms of many floating rate loans and other instruments were previously tied to the London Interbank Offered Rate (“LIBOR”), which functioned as a reference rate or benchmark for these instruments but was discontinued as a floating rate benchmark after June 30, 2023. The LIBOR discontinuation may adversely affect the financial markets generally and the Fund’s operations, finances, and investments specifically. There is no assurance that proposed replacement rates will be suitable substitutes for LIBOR, and thus the substitution of such rates for LIBOR could have an adverse effect.
Large Shareholder Risk – The actions by one large shareholder or multiple shareholders acting simultaneously may have an impact on the Fund and, therefore, indirectly on other shareholders. Shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.
Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. By itself, the Fund does not constitute a complete investment plan. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.
An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Investment Performance
The following bar chart and table are intended to help you understand some indication of the risks of investing in the Fund. The bar chart illustrates the Fund Shares' volatility by showing how performance has varied from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the share classes for the periods indicated compared to those of the Fund's regulatory broad-based securities market index and an additional index of funds with similar investment objectives. We assume reinvestment of dividends and distributions.
Performance data for the classes varies based on differences in their fee and expense structures and reflects any expense limitations in effect during the periods shown. Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. The Fund’s most current performance information is available on the Fund’s website at vcm.com or by calling (800) 235-8396. Effective June 29, 2020, the Fund’s Adviser Shares were redesignated Class A shares, subject to a front-end sales load and different fees and expenses. Performance of the Class A shares, therefore, is that of the Adviser Shares restated to reflect the sales load applicable to Class A shares, but not any differences in the fees and expenses.
5

Victory Core Plus Intermediate Bond Fund Summary
Calendar Year Returns for Fund Shares

15%
10%
5%
0%
-5%
-10%
-15%
6.67%
5.90%
-0.99%
11.06%
9.35%
0.89%
-12.67%
7.16%
2.82%
7.46%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter	7.88%	June 30, 2020
Lowest Quarter	-5.70%	March 31, 2022

Year-to-date return	1.00%	June 30, 2026

Average Annual Total Returns (For the Periods Ended December 31, 2025)	1 Year	5 Years	10 Years (or Life of Class)
FUND SHARES Before Taxes	7.46%	0.85%	3.55%
FUND SHARES After Taxes on Distributions	5.47%	-0.80%	1.80%
FUND SHARES After Taxes on Distributions and Sale of Fund Shares	4.38%	-0.04%	2.01%
INSTITUTIONAL SHARES Before Taxes	7.54%	0.92%	3.62%
CLASS A Before Taxes	4.80%	0.15%	3.04%
CLASS C Before Taxes	5.64%	-0.02%	0.83%[1]
CLASS R6 Before Taxes	7.81%	1.11%	3.50%[2]
Indices
Bloomberg U.S. Aggregate Bond Index reflects no deduction for fees, expenses, or taxes	7.30%	-0.36%	2.01%
Lipper Core Plus Bond Funds Index reflects no deduction for taxes	7.72%	0.18%	2.66%
1
Inception date of Class C is June 29, 2020.
2
Inception date of Class R6 is December 1, 2016.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (“IRA”) or 401(k) plan, the after-tax returns shown in the table are not relevant to you. Please note that after-tax returns are shown only for the Fund Shares and may differ for each share class.
6

Victory Core Plus Intermediate Bond Fund Summary
Management of the Fund
Investment Adviser
Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser.
The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. The portfolio managers primarily responsible for the day-to-day management of the Fund are members of the Adviser’s Victory Income Investors investment franchise.
Portfolio Management
	Title	Tenure with the Fund
James F. Jackson Jr., CFA	Chief Investment Officer, Head of Fixed Income Portfolio Management, and Senior Portfolio Manager	Since 2019
Brian W. Smith, CFA, CPA	Senior Portfolio Manager	Since 2013
Kurt Daum, J.D.	Senior Portfolio Manager	Since 2016
R. Neal Graves, CFA, CPA	Senior Portfolio Manager	Since 2019
Purchase and Sale of Fund Shares
Investment Minimums	Fund Shares	Institutional Shares	Class A	Class C	Class R6
Minimum Initial Investment	$3,000	$1,000,000	$2,500	$2,500	None
Minimum Subsequent Investments	$50	None	$50	$50	None
You may purchase or sell Fund Shares on any business day through vcm.com or by telephone at (800) 235-8396. You also may purchase or sell Fund Shares through certain other financial intermediaries. If you have opened an account directly with the Fund, you also may purchase and sell Fund Shares by mail at P.O. Box 182903, Columbus, OH 43218-2903. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Institutional Shares are not offered for sale directly to the general public. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.
For Class A and Class C shares, a $1,000 minimum initial purchase amount and a $50 minimum subsequent purchase amount apply for Individual Retirement Accounts (“IRAs”), gift/transfer to minor accounts, and purchases through automatic investment plans.
Certain broker-dealers and other financial intermediaries (such as a bank) may establish higher or lower minimum initial and subsequent investment amounts to which you may be subject if you invest through them.
Class R6 shares are available through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. Class R6 shares also are available to eligible investors as described in the prospectus. Please contact your plan administrator or recordkeeper to purchase or sell (redeem) shares from your retirement plan.
When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value (“NAV”) after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.
7

Victory Core Plus Intermediate Bond Fund Summary
Tax Information
The Fund intends to make distributions that generally will be taxed to you as ordinary income or long-term capital gains, unless you are a tax-exempt investor or you invest through an IRA, 401(k) plan, or other tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions for investments in all share classes except the R6 Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.
8

Additional Fund Information

Victory Capital Management Inc., which we refer to as the “Adviser” throughout the Prospectus, manages the Fund.
The Fund is  managed by the Adviser who also manages other funds, each having distinct investment management objectives, strategies, risks, and policies. Together, these funds are referred to in this Prospectus as the “Victory Funds” or, more simply, the “Funds.”
The Fund seeks high current income without undue risk to principal. The Fund’s Board of Trustees (the “Board”) may change the investment objective without shareholder approval. The Fund will provide shareholders notice of any such change.
Under normal circumstances, the Fund invests at least 80% of its net assets in a broad range of debt securities and in derivatives and other instruments that have similar economic characteristics. The effective duration of the Fund is generally between three and 10 years. This 80% policy may be changed upon at least 60 days’ prior written notice to shareholders. Up to 65% of the Fund’s assets may be invested in corporate bonds. The Fund will invest primarily in investment-grade securities, but up to 10% of the Fund’s net assets may be invested in below-investment-grade securities, which are sometimes referred to as high-yield or “junk” bonds.
While the Fund will invest primarily in U.S. dollar-denominated debt securities, it may invest up to 20% of its assets in foreign debt securities, including non-dollar-denominated securities and emerging markets securities.
Certain bond and money market instruments, such as collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities (“CMBSs”), interest-only CMBS securities (“CMBS IOs”), periodic auction reset bonds, loan interests and direct debt instruments, Eurodollar and Yankee obligations, and synthetic securities are subject to special risks that are described in the statement of additional information (“SAI”). The Fund is limited to investing 20% of its net assets in preferred and convertible securities.
The Fund invests primarily in investment-grade securities, which include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as securities rated or subject to a guarantee that is rated within the categories listed by at least one of the Nationally Recognized Statistical Rating Organizations (“NRSROs”) approved by the Securities and Exchange Commission (“SEC”), or unrated securities determined by the Adviser to be of comparable investment quality at the time of purchase. Below are the investment-grade credit ratings for two of the NRSROs:
Rating Agency	Long-Term Debt Securities	Short-Term Debt Securities
Moody’s Investors Service, Inc.	At least Baa3	At least Prime–3 or MIG 3/VMIG 3
S&P Global Ratings	At least BBB –	At least A–3 or SP–2
You will find more information about the above debt ratings in the Fund’s SAI.
The Fund may consider various non-financial factors, where applicable, through quantitative models or qualitative assessments, including, for example, third-party sustainability ratings or governance and risk-related factors. Any consideration of such factors is only one part of the investment process and may have little to no weight on investment decisions, whether on an individual security basis or in the context of overall portfolio construction.
The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies as a response to adverse market, economic, political, or other conditions. The effect of taking such a temporary defensive position is that the Fund may not achieve its investment objective.
9

Additional Fund Information

Victory Income Investors
We search for securities that represent value at the time of purchase given current market conditions. Value is a combination of yield, credit quality, structure (maturity, coupon, redemption features), and liquidity. We recognize value by simultaneously analyzing the interaction of these factors among the securities available in the market. We will sell a security if we become concerned about its credit risk, we are forced by market factors to raise money, or an attractive replacement is available.
10

Investments

The following describes the types of securities the Fund may purchase under normal market conditions to achieve its principal investment strategy. The Fund may not necessarily buy all of the securities listed below.
Below-Investment-Grade Securities
Below-investment-grade securities, sometimes referred to as high-yield or “junk” bonds, are considered speculative and are subject to significant credit risk because they are believed to represent a greater risk of default than more creditworthy investment-grade securities. These lower-quality securities generally have less interest rate risk and higher credit risk than higher-quality securities. At the same time, the volatility of below-investment-grade securities historically has been less than that of the equity market as a whole. Below-investment-grade securities also may be less liquid than investment-grade securities.
Bonds
A debt instrument representing the contractual obligation of an issuer to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) on a specified date. Bonds may be issued in a variety of forms and by different types of issuers, such as:
◼
Corporate debt securities – Bonds and other debt instruments issued by corporations and similar entities.
◼
Obligations of U.S., state, and local governments, their agencies and instrumentalities – In general, the debt obligations (of which some, but not all, are supported by the taxing power of the government) of certain governmental entities.
◼
Mortgage- and asset-backed securities – Generally, securities representing a pool of mortgages or other expected streams of payments, such as credit card receivables or automobile loans, which are packaged together and sold to investors who then are entitled to the payments of interest and principal. Types of mortgage-backed securities in which the Fund may invest include, but are not limited to, collateralized mortgage obligations (“CMO”), commercial mortgage-backed securities (“CMBS”), and interest-only CMBS.
Convertible Securities
Bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes, the credit quality of the issuer, and the price of the underlying common stock.
Derivatives
The Fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies, or securities), including futures contracts, options contracts, and swaps, to manage its exposure to changes in securities prices and foreign currencies, in an effort to enhance income, and to protect the value of portfolio securities. The Fund also may use derivatives in circumstances where the portfolio managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.
Eurodollar and Yankee Obligations
Eurodollar and Yankee Obligations are dollar-denominated instruments that have been issued by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Eurodollar Obligations are issued outside the U.S. capital markets and Yankee Obligations are issued in the U.S. capital markets.
11

Investments

Loan Interests and Direct Debt Instruments
Interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (in the case of loans and loan participations), to suppliers of goods or services (in the case of trade claims or other receivables), or to other parties. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal.
Periodic Auction Reset Bonds
Bonds whose interest rates are reset periodically through an auction mechanism. Periodic auction reset bonds generally are subject to less interest rate risk than long-term fixed-rate debt instruments because the interest rate will be periodically reset in a market auction.
Repurchase Agreements
A transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller at an agreed upon price on an agreed upon date, the resale price of which reflects the purchase price plus an agreed upon market rate of interest.
Synthetic Securities
A security created by combining an intermediate or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice.
Additional Fund Strategies. The Adviser may use other types of investment strategies in pursuing the Fund's overall investment objective. The following describes the investment technique the Adviser may employ that is not considered to be a part of the Fund's principal investment strategies. Additional securities and techniques are described in the Fund's SAI.
Securities Lending
To enhance the return on its portfolio, the Fund may lend portfolio securities to brokers, dealers, and financial institutions to realize additional income under guidelines adopted by the Board. Each loan will be secured continuously by collateral in the form of cash, securities issued by the U.S. government or its agencies or instrumentalities.
12

Risk Factors

The following provides additional information about the Fund's principal risks and supplements the risks discussed in the Fund’s Summary section of this Prospectus.
Asset-Backed and Mortgage-Backed Securities Risk: Asset-backed securities (“ABS”) represent interests in pools of mortgages, loans, receivables, or other assets such as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. Mortgage-backed securities (“MBS”) are a type of asset-backed security that represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements.
During periods of falling interest rates, mortgage- and asset-backed securities, which typically provide the issuer with the right to call or prepay the security prior to maturity, may be called or prepaid, which may result in the Fund having to reinvest the proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of mortgage- and asset-backed securities may extend because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. As a result, mortgage-backed and asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market values during periods of rising interest rates. Prepayment rates are difficult to predict and the potential impact of prepayments on the value of a mortgage- or asset-backed security depends on the terms of the instrument and can result in significant volatility. The price of a mortgage-backed or asset-backed security also depends on the credit quality and adequacy of the underlying assets or collateral. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. Subprime mortgage loans, which typically are made to less creditworthy borrowers, have a higher risk of default than conventional mortgage loans. Therefore, mortgage-backed securities backed by subprime mortgage loans may suffer significantly greater declines in value due to defaults. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as “Ginnie Mae”), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as “Fannie Mae” and “Freddie Mac”), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.
Convertible Securities Risk: The Fund may invest in convertible securities, the value of which fluctuates in relation to changes in interest rates, the market price of the underlying common stock, and the credit quality of the issuer. A convertible security tends to perform more like a stock when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the option to convert) and more like a debt security when the underlying stock price is low relative to the conversion price (because the option to convert is less valuable). Because its value can be influenced by many different factors, a convertible security generally is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security is called for redemption, the Fund will be required to either permit the issuer to redeem the security, convert it into underlying common stock, or sell it to a third party. Convertible securities are subject to equity risk, interest rate risk, and credit risk and are often lower-quality securities, which means that they are subject to the same risks as an investment in lower-rated debt securities. Since it derives a portion of its value from the common
13

Risk Factors

stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. In addition, because companies that issue convertible securities are often small- or mid-cap companies, to the extent the Fund invests in convertible securities, it will be subject to the risks of investing in these companies. The stocks of small- and mid-cap companies are often more volatile and less liquid than the stocks of larger companies. Convertible securities normally are “junior” securities, which means an issuer usually must pay interest on its non-convertible debt before it can make payments on its convertible securities. If an issuer stops making interest or principal payments, these securities may become worthless and the Fund could lose its entire investment. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stock holders but after holders of any senior debt obligations of the company.
Credit Risk: Credit risk is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk and may apply to certain other securities in which the Fund may invest. The Fund accepts some credit risk as a recognized means to enhance investors’ return. Market events may affect the creditworthiness of the issuer of a fixed-income security and may impair an issuer’s ability to timely meet its debt obligations as they come due.
When evaluating potential investments for the Fund, our analysts independently assess credit risk and its potential impact on the Fund’s portfolio. In addition, credit rating agencies may provide estimates of the credit quality of the potential investment. The ratings may not take into account every risk that interest and/or principal will be repaid on a timely basis. Lower credit ratings typically correspond to higher perceived credit risk and higher credit ratings typically correspond to lower perceived credit risk. Securities in the lowest-rated investment-grade category have speculative characteristics. Credit ratings do not provide assurance against default or other loss of money. We attempt to minimize the Fund’s overall credit risk by primarily investing in fixed-income securities considered at least investment grade at the time of purchase. Nevertheless, even investment-grade securities typically are subject to some credit risk. We also attempt to minimize the Fund’s overall credit risk by diversifying the Fund’s investments across many securities with slightly different risk characteristics and across different economic sectors and geographic regions. Thus, if a random credit event should occur, such as a default, the Fund generally would suffer a smaller loss than if the Fund were concentrated in relatively large holdings with highly correlated risks. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment.
Currency Risk: When the Fund invests in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks, national entities such as the International Monetary Fund, or by the imposition of currency controls, or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.
Derivatives Risk: The Fund may invest in futures, options, swaps, and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, exchange-traded funds (”ETFs“), or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses, underperformance, or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the
14

Risk Factors

risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund’s market exposure, magnify investment risks and losses, and cause losses to be realized more quickly. In addition, current regulation may limit the Fund’s ability to invest in derivatives. There is no guarantee that derivative techniques will be employed or that they will work as intended, and their use could lower returns or even result in losses to the Fund.
Foreign Securities Risk: Investing in foreign companies, including ADRs and GDRs, involves certain special risks. There is the possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; changes to trade policies and trade disputes; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; less publicly available information about foreign issuers; difficulties in obtaining legal judgments; and foreign withholding taxes. Foreign investing may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. Three risks that require additional consideration are:
◼
Emerging Markets Risk: Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that generally are less economically diverse and mature than those in the United States and to political systems that may be less stable. Investments in emerging markets may be subject to the risk of abrupt and severe price declines and their financial markets often lack liquidity. In addition, emerging market countries may be more likely than developed countries to experience rapid and significant adverse developments in their political or economic structures. Emerging market economies also may be overly reliant on particular industries, and more vulnerable to shifts in international trade, trade barriers, and other protectionist or retaliatory measures. Governments in many emerging market countries participate to a significant degree in their economies and securities markets. Some emerging market countries restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or may nationalize or expropriate the assets of private companies. Emerging market countries also may be subject to high inflation and rapid currency devaluations and currency-hedging techniques may be unavailable in certain emerging market countries.
◼
Political Risk: Political risk includes a greater potential for coups d’état, revolts, and expropriation by governmental organizations.
◼
European Economic Risk: The economies of European Union (“EU”) member countries and their trading partners, as well as the broader global economy, may be adversely affected by, among other things, changes in the Euro’s exchange rate; changes in EU or governmental regulations on trade; geopolitical and other events, including acts of terrorism, tensions, war or other open conflicts; and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact the Fund’s investments and cause it to lose money. Events in Europe may continue to impact the economies of every European country and their economic partners. The ongoing Russia-Ukraine conflict, the resulting responses by the United States and other countries, and the potential for wider conflict have had, and could continue to have, severe adverse effects on regional and global economies and could further increase volatility and uncertainty in the global financial markets. In addition, uncertainties regarding the viability of the EU have impacted and may continue to impact regional and global markets. There are ongoing concerns regarding the United Kingdom’s withdrawal from the EU, commonly referred to as “Brexit,” as well as the impact this withdrawal may have on other economies of European countries and/or their sovereign debt. Withdrawals from the EU could cause significant regional and global market disruption, which may negatively impact the Fund’s investments and cause it to lose money.
15

Risk Factors

General Market Risk: The Fund is subject to market risk, which is the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. In addition, markets and market-participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.
Market turmoil may be reflected in perceptions of economic uncertainty, price volatility in the equity and debt markets, and fluctuating trading liquidity. In response, governments may adopt a variety of fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and lower interest rates. An unexpected or quick reversal of these policies could increase volatility in the equity and debt markets. Market conditions and economic risks could have a significant effect on domestic and international economies, and could add significantly to the risks of increased volatility and decreased liquidity for the Fund’s portfolio. Equity securities tend to be more volatile than debt securities.
Geopolitical/Natural Disaster Risk: Political and diplomatic events within the United States, including a contentious domestic political environment, changes in political party control of one or more branches of the U.S. government, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a U.S. government shutdown, and disagreements over, or threats not to increase, the U.S. government’s borrowing limit (or “debt ceiling”), as well as political and diplomatic events abroad, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. A downgrade of the ratings of U.S. government debt obligations, or concerns about the U.S. government’s credit quality in general, could have a substantial negative effect on the U.S. and global economies. Moreover, although the U.S. government has honored its credit obligations, there remains a possibility that the United States could default on its obligations. The consequences of such an unprecedented event are impossible to predict, but it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Fund’s investments. Similarly, environmental and public health risks, such as natural disasters or epidemics, or widespread fear that such events may occur, may impact markets and economies adversely and cause market volatility in both the short- and long-term.
High-Yield/Junk Bond Risk: Fixed-income securities rated below investment grade (“junk” or high-yield bonds) should be regarded as speculative because their issuers are more susceptible to financial setbacks and recession than more creditworthy companies. High-yield bond issuers include small companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, and firms with heavy debt loads. Many issuers of high-yield securities have characteristics (including, but not limited to, high levels of debt, an untested business plan, significant competitive and technological challenges, legal and political risks) which cast doubt on their ability to honor their financial obligations. They may be unable to pay interest when due or return all the principal amount of their debt obligations at maturity. If the Fund invests in securities whose issuers develop unexpected credit problems, the Fund’s NAV could decline. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities.
16

Risk Factors

Information Technology and Operations Risk: Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The information technology and other operational systems upon which a Fund’s service providers rely may be subject to cyber attack or other technological disruptions, and could otherwise disrupt the ability of these service providers to perform essential tasks for the Fund. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.
Interest Rate Risk: The Fund is subject to the risk that the market value of the bonds in its portfolio will fluctuate because of changes in interest rates, changes in supply of and demand for investment securities, or other market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; and conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Duration is a measure that relates the expected price volatility of a bond to changes in interest rates. The duration of a bond may be shorter than or equal to the full maturity of a bond. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. Bonds with longer durations have more risk and will decrease in price as interest rates rise. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations.
◼
If interest rates increase, the yield of the Fund may increase and the market value of the Fund’s securities may decline, adversely affecting the Fund’s NAV and total return.
◼
If interest rates decrease, the yield of the Fund may decrease and the market value of the Fund’s securities may increase, which may increase the Fund’s NAV and total return.
Changes in government monetary policy, including changes in a central bank’s (e.g., the U.S. Federal Reserve (the “Fed”)) implementation of specific policy goals, may have a substantial impact on interest rates, which in turn can significantly impact the value of the Fund’s investments. There can be no assurance that a central bank’s policy will be continued, discontinued or changed, or that any such policy will have the desired effect. A central bank’s policy changes and related market speculation as to the timing of potential interest rate changes may expose fixed-income markets to heightened volatility and may reduce liquidity for certain Fund investments, causing the value of the Fund’s investments and share price to decline. For example, market developments and other factors, including a change in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets. Heavy redemptions of fixed-income mutual funds and decreased liquidity of fixed-income securities could hurt the Fund’s performance.
Large Shareholder Risk: The Fund, like all mutual funds, pools the investments of many investors. Actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. For example, significant levels of new investments in the Fund by shareholders may cause the Fund to have more cash than would otherwise be the case, which might have a positive or negative impact on Fund performance. Similarly, redemption activity might cause the Fund to sell portfolio securities, which may increase transaction costs and might generate a capital gain or loss, or cause it to borrow funds on a short-term basis to cover redemptions, which would cause the Fund to incur costs that, in effect, would be borne by all shareholders, not just the redeeming shareholders. Shareholder purchase and redemption activity also may affect the per share
17

Risk Factors

amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.
Legislative Risk: The Fund is subject to legislative risk, which is the risk that new government policies may affect the value of the investments held by the Fund in ways we cannot anticipate and that such policies will have an adverse impact on the value of the Fund’s investments and the Fund’s NAV.
Liquidity Risk: Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Fund would like due to a variety of factors, including general market conditions, the perceived financial strength of the issuer, or specific restrictions on resale of the securities. Consequently, the Fund may have to hold these securities longer than it would like and may forgo other investment opportunities. It also is possible that the Fund could be prevented from realizing capital gains or could be forced to incur capital losses if the Adviser is unable to sell a position at the time or price of the Adviser’s choosing. Lack of liquidity may impact valuation of such securities and the Fund’s NAV adversely, especially during times of financial distress. In addition, the Fund may not be able to raise cash when needed or may be forced to sell other investments to raise cash, which could impact the Fund’s performance negatively. Infrequent trading of securities also may lead to an increase in price volatility. Liquidity is a general investment risk that potentially could impact any security, but funds that invest in privately placed securities, certain small-company securities, high-yield bonds, mortgage-backed or asset-backed securities, foreign or emerging-market securities, derivatives, or other structured investments, which all have experienced periods of illiquidity, generally are subject to greater liquidity risk than funds that do not invest in these types of securities.
Management Risk: The Fund is subject to management risk, which is the possibility that the investment techniques and risk analyses used in managing the Fund's portfolio will not produce the desired results. In addition, we operate multiple investment franchises within the Adviser, and we also may utilize a “manager-of-managers” structure, which gives us the right, with the prior approval of the Board and without shareholder approval, to change subadviser(s). If we add or replace an investment franchise or a subadviser to the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new investment franchise or subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund’s portfolio could take place at a disadvantageous time and also could result in higher capital gains and distributions, which could affect the tax efficiency of the Fund negatively. In addition, the Fund may not be fully invested under its investment program while such realignment takes place, which may negatively impact the Fund’s performance.
Preferred Stock Risk: Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. Unlike interest payments on debt securities, dividends on preferred stock generally are payable at the discretion of the issuer’s board of directors. Shareholders may suffer a loss of value if dividends are not paid. In certain situations an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks generally are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities.
Prepayment and Extension Risk: As a mutual fund investing in mortgage-backed securities, the Fund is subject to prepayment risk for these securities, which is the possibility that prepayments of mortgage-backed securities in the Fund’s portfolio will require reinvestment at lower interest rates, resulting in less interest income to the Fund. Mortgage-backed securities pay regularly scheduled payments of principal along with interest payments. In addition, mortgagors generally have the option of paying off their mortgages without penalty at any time. For example, when a mortgaged property is sold, the old mortgage is usually prepaid. Also, when interest rates fall, the mortgagor may refinance the mortgage and prepay the old mortgage. A homeowner’s default on the mortgage also may cause a prepayment of the mortgage. This unpredictability of the mortgage’s cash flow is called prepayment
18

Risk Factors

risk. For the investor, prepayment risk usually means that principal is received at the least opportune time. For example, when interest rates fall, homeowners will find it advantageous to refinance their mortgages and prepay principal. In this case, the investor is forced to reinvest the principal at the current, lower rates.
On the other hand, when interest rates rise, homeowners generally will not refinance their mortgages and prepayments will fall. This causes the average life of the mortgage to extend and be more sensitive to interest rates, which is sometimes called extension risk. In addition, the amount of principal the investor has to invest in these higher interest rates is reduced.
Redemption Risk: The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund's performance. Market developments and other factors, including changes in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. The market making capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. In addition, significant securities market disruptions may lead to dislocation in the market for a variety of fixed-income securities (including, without limitation, commercial paper, corporate debt securities, certificates of deposit, asset-backed debt securities, and municipal obligations), which can decrease liquidity and sharply reduce returns. Increased redemptions from mutual funds that hold large amounts of fixed-income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets.
Reference Rate Transition Risk: The London Interbank Offered Rate, or “LIBOR,” which had historically been the principal floating rate benchmark in the financial markets, has been discontinued. Its discontinuation has affected and will continue to affect the financial markets generally and may also affect the Fund’s operations, finances, and investments specifically. The UK Financial Conduct Authority, which is the regulator of the LIBOR administrator, has ceased publishing all LIBOR tenors. As an alternative to LIBOR, the market has generally coalesced around the use of the Secured Overnight Financing Rate (“SOFR”) as a replacement for U.S. dollar LIBOR. SOFR is a risk-free overnight floating rate that is currently published in multiple formats, including as an overnight rate, as a compounded average and as an index. In addition to the SOFR rate variations, other alternative floating rates have been developed and various market participants have adopted these floating rates to various degrees, although market practice remains in flux. Uncertainty as to the nature of alternative reference rates and as to potential changes or other reforms to alternative reference rates, or any changes announced with respect to such reforms, may result in a sudden or prolonged increase or decrease in the reported reference rates and the value of reference rate-based loans and securities. The effects of these potential changes on the Funds, issuers of instruments in which the Funds invest and financial markets generally and the effectiveness of changes already made, remain uncertain. If the Fund invests in instruments that utilize an alternative reference rate that falls out of favor, the value of such instrument may decline due to a lack of liquidity or other factors.
Repurchase Agreement Risk: Repurchase agreements carry several risks. Although transactions must be fully collateralized at all times, they generally create leverage and involve some counterparty risk to the Fund, in that a defaulting counterparty could delay or prevent the Fund’s recovery of collateral. For example, if the other party to a repurchase agreement defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value of the security declines, the Fund may suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price.
19

Risk Factors

U.S. Government Sponsored Enterprises (“GSEs”) Risk: Securities issued by certain GSEs, such as MBS issued by the Government National Mortgage Association (“Ginnie Mae”), are backed by the full faith and credit of the U.S. government. Securities issued by other GSEs, such as the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal National Mortgage Association (“Fannie Mae”), are neither issued nor guaranteed by the U.S. Treasury. Rather, they are supported by the credit of the issuing agency, instrumentality or corporation. However, these securities typically have indirect support from the U.S. government through an ability to borrow from the U.S. Treasury, and the U.S. government is authorized to purchase the GSE's obligations. If a GSE defaults on its obligations, the Fund might not be able to recover its investment. While these arrangements are intended to ensure that Fannie Mae and Freddie Mac can continue to meet their obligations, it is possible that actions by the U.S. Treasury or others could adversely impact the value of a Fund’s investments in securities issued by Fannie Mae and Freddie Mac. In September of 2008, the U.S. Treasury placed Freddie Mac and Fannie Mae under conservatorship and appointed the Federal Housing Finance Agency (”FHFA“) as their regulator. Freddie Mac and Fannie Mae currently remain under conservatorship. In addition, the U.S. Treasury entered into purchase agreements with Freddie Mac and Fannie Mae to provide them with capital in exchange for senior preferred stock.
Additional Risk Factors. The Adviser may use several types of investment strategies in pursuing the Fund's overall investment objective. The following risk is that which the Adviser does not consider to be a principal risk of the Fund. The SAI provides more detail about this risk and other risks that a Fund may be subject to that are not considered to be principal risks. You may request a copy of the Fund's SAI for more information.
Securities Lending Risk: The Fund may lend portfolio securities to broker-dealers or other institutions on a fully collateralized basis. There is a risk of delay in recovering a loaned security and/or risk of loss in collateral if the borrower becomes insolvent. There also is risk of loss if the borrower defaults and fails to return the loaned securities. The Fund could incur losses on the reinvestment of cash collateral from the loan, if the value of the short-term investments acquired with the cash collateral is less than the amount of cash collateral required to be returned to the borrower.
20

Organization and Management of the Fund

The Fund's Board has the overall responsibility for overseeing the management of the Fund.
The Investment Adviser
Victory Capital Management Inc. (the “Adviser”), a New York corporation that is registered as an investment adviser with the Securities and Exchange Commission (“SEC”), serves as the investment adviser to the Fund pursuant to an investment advisory agreement. Subject to the authority of the Board, the Adviser is responsible for the overall management and administration of the Fund's business affairs. The Adviser is responsible for selecting the Fund's investments according to its investment objective, policies, and restrictions. As of July 31, 2026, the Adviser managed and advised assets totaling in excess of $348.8 billion for individual and institutional clients. The Adviser’s principal address is 15935 La Cantera Pkwy, San Antonio, Texas 78256.
A discussion regarding the basis of the Board’s approval of the Fund's Advisory Agreement is available in the Fund's Form N-CSR for the period ended April 30.
The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. Victory Income Investors, a Victory Capital investment franchise, is responsible for the day-to-day investment management of the Fund.
The Fund’s investment management fee is comprised of a base investment management fee and a performance adjustment. The base investment management fee, which is accrued daily and paid monthly, is equal to an annualized rate of 0.50% of the first $50 million of average daily net assets, 0.40% of that portion of average daily net assets over $50 million but not over $100 million, and 0.30% of that portion of average daily net assets in excess of $100 million. For the fiscal period ended April 30, 2026, the Fund’s effective base investment management fee was 0.30% of the Fund’s average daily net assets.
The performance adjustment is calculated separately for each share class of the Fund on a monthly basis and will be added to or subtracted from the base investment management fee depending upon the performance over the performance period of the respective share class relative to the performance of a Lipper index. The performance period for each share class consists of the current month plus the previous 35 months. The adjustment rate is determined as referenced in the following chart:
Over/Under Performance Relative to Index (in basis points)[1]	Annual Adjustment Rate (in basis points as a percentage of the Fund’s average daily net assets)
+/– 20 to 50	+/– 4
+/– 51 to 100	+/– 5
+/– 101 and greater	+/– 6
1 Based on the difference between the average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.
To determine the amount of the performance adjustment, the annual performance adjustment rate is multiplied by the average daily net assets of each respective share class over the entire performance period, which then is multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount then is added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base investment management fee.
Under the performance fee arrangement, each share class of the Fund pays a positive performance fee adjustment for a performance period whenever the share class outperforms the Lipper Core Plus Bond Funds Index over that period, even if the share class had overall negative returns during the performance period.
21

Organization and Management of the Fund

The performance adjustment may have a disproportionate impact on the performance of a share class with a smaller level of assets compared to the Fund’s other share classes with larger asset levels.
For the fiscal year ended April 30, 2026, performance adjustments were 0.04%, 0.04%, 0.01%, (0.02)%, and 0.03% for Fund Shares, Institutional Shares, Class A, Class C, and Class R6, respectively. The performance adjustment rate, if any, included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36-month performance period.
See Fund Fees and Expenses in this Prospectus for information about any contractual agreement agreed to by the Adviser to waive fees and/or reimburse expenses with respect to the Fund. From time to time, the Adviser also may voluntarily waive fees and/or reimburse expenses in amounts exceeding those required to be waived or reimbursed under any contractual agreement that may be in place with respect to the Fund.
The Fund is  authorized, although the Adviser has no present intention of using such authority, to use a “manager-of-managers” structure. The Adviser could select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of the Fund's assets. The Adviser would monitor each subadviser’s performance through quantitative and qualitative analysis and periodically report to the Board as to whether a subadviser’s agreement should be renewed, terminated, or modified. The Adviser also would be responsible for determining how the Fund's assets should be allocated to the subadvisers. The allocation for a subadviser could range from 0% to 100% of the Fund's assets, and the Adviser could change the allocations without shareholder approval.
Portfolio Management
James F. Jackson, Jr., CFA, Chief Investment Officer, Head of Fixed Income Portfolio Management with Victory Income Investors, a Victory Capital investment franchise, and Senior Portfolio Manager, has co-managed the Fund since 2019. Mr. Jackson has 26 years of investment management experience including 10 years with USAA Asset Management Company (“AMCO”), which was acquired by the Adviser’s parent company in 2019. Education: M.B.A. with High Distinction, Ross School of Business, University of Michigan; B.S., United States Naval Academy. He is a CFA Charterholder and a member of both the CFA Institute and the CFA Society of San Antonio.
Brian W. Smith, CFA, CPA, Senior Portfolio Manager, Victory Income Investors, a Victory Capital investment franchise, has co-managed the Fund since 2013. Mr. Smith has 27 years of investment management experience including 20 years with AMCO, which was acquired by the Adviser’s parent company in 2019. Education: B.B.A., University of Texas at San Antonio; M.B.A., University of Texas at San Antonio. He is a CFA Charterholder and member of both the CFA Institute and the CFA Society of San Antonio.
Kurt Daum, J.D., Senior Portfolio Manager, Victory Income Investors, a Victory Capital investment franchise, has co-managed the Fund since 2016. Mr. Daum has 24 years of investment management experience including seven years with AMCO, which was acquired by the Adviser’s parent company in
2019. Education: B.B.A., University of Texas at Austin; J.D., University of Texas School of Law.
22

Organization and Management of the Fund

R. Neal Graves, CFA, CPA, Senior Portfolio Manager, Victory Income Investors, a Victory Capital investment franchise, has co-managed the Fund since 2019. Mr. Graves has 30 years of finance related experience including 19 years of investment management experience with AMCO, which was acquired by the Adviser’s parent company in 2019. Education: M.P.A., University of Texas at Austin; B.B.A., University of Texas at Austin. He is a CFA Charterholder and member of both the CFA Institute and the CFA Society of San Antonio.
The SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund securities.
23

Investing with the Victory Funds

If you are looking for a convenient way to open an account or to add money to an existing account, we can help. The sections that follow will serve as a guide to your investment with the Victory Funds. These sections describe many of the share classes currently offered by the Victory Funds. Choosing a Share Class will help you decide which share class may be to your advantage to buy.
Keep in mind that Institutional Shares and Class R6 shares are available for purchase only by eligible shareholders. In addition, not all Victory Funds offer each class of shares described below; and therefore, certain classes may be discussed that are not necessarily offered by a Fund. The classes of shares that are offered by a Fund are those listed on the cover page designated with a ticker symbol. A Fund also may offer other share classes in different prospectuses.
This section of the prospectus also describes how to open an account, how to access information about your account, and how to buy, exchange, and sell shares of a Fund. Note, this information may vary if you invest through a third party such as a brokerage firm and will be dependent on that firm’s policies and practices. Consult your Investment Professional for specific details.
We want to make it simple for you to do business with us. If you have questions about any of this information, please call your investment professional or one of our customer service representatives at (800) 235-8396. They will be happy to assist you.
An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information.
Your Investment Professional also can help you decide which share class is best for you.
Investment Professionals and other financial intermediaries may charge fees for their services.

Choosing a Share Class
Fund Shares
◼
No front-end sales charge or contingent deferred sales charge (“CDSC”). All your money goes to work for you right away.
◼
Fund Shares do not pay any ongoing distribution and/or service (12b-1) fees.
◼
Typically, lower annual expenses than all classes except Institutional and Class R6 shares.
Institutional Shares
◼
No front-end sales charge or CDSC. All your money goes to work for you right away.
◼
Institutional Shares do not pay any ongoing distribution and/or service (12b-1) fees.
◼
Institutional Shares are only available to certain investors.
◼
Typically, lower annual expenses than all classes except Class R6 shares.
Class A
◼
Front-end sales charge, as described in this section. There are several ways to reduce or eliminate this charge as discussed under Sales Charge Reductions and Waivers for Class A Shares.
◼
A CDSC may be imposed if you sell your shares within 18 months of their purchase. The CDSC may be waived or reduced in certain circumstances as discussed under CDSC Reductions for Class A and Class C Shares.
◼
Class A shares also pay ongoing distribution and/or service (12b-1) fees.
◼
Lower annual expenses than Class C shares.
Class C
◼
No front-end sales charge. All your money goes to work for you right away.
24

Investing with the Victory Funds

◼
A CDSC may be imposed if you sell your shares within 12 months of purchase. The CDSC may be waived or reduced in certain circumstances as discussed under CDSC Reductions for Class A and Class C Shares.
◼
Class C shares also pay ongoing distribution and/or service (12b-1) fees.
◼
Higher annual expenses than all other classes of shares.
Class R6
◼
No front-end sales charge or CDSC. All your money goes to work for you right away.
◼
Class R6 shares do not pay any ongoing distribution and/or service (12b-1) fees.
◼
Class R6 shares are only available to certain investors.
◼
Typically, lower annual expenses than all other classes of shares.
Share Classes
When you purchase shares of the Fund, you must choose a share class. The Fund offers the share classes listed on the prospectus cover designated with their ticker symbol. Each share class represents an interest in the same portfolio of securities and is not a separate mutual fund. The classes differ in the sales charges, if any, and expenses that apply to your investment, allowing you and your Investment Professional to choose the class that best suits your investment needs. The Fund may offer additional classes of shares in the future.
Deciding which share class best suits your investment needs depends on a number of factors that you should discuss with your Investment Professional, including: whether you are eligible to invest in a particular class, how long you expect to hold your investment, how much you intend to invest in the Fund, and the total expenses associated with each share class.
The Fund reserves the right, without notice, to change the eligibility criteria for purchasing a particular share class. For example, a class of shares may be available to purchase only by retirement plans or by institutional investors. The Fund also may waive any applicable eligibility criteria or investment minimums at its discretion.
The Fund or any class may be closed at any time for failure to achieve an economical level of assets or for other reasons. Certain financial intermediaries who hold shares on behalf of their customers impose fees when the amount of shares of a particular class falls below a minimum threshold. To the extent that the amount of shares falls below that threshold, the Fund reserves the right to liquidate the shares held in accounts maintained by the financial intermediary.
Shares of the Fund are only available for sale in the United States and certain other areas subject to U.S. jurisdiction and may not be offered for sale in non-U.S. jurisdictions, except as approved by the Adviser. Investors residing outside of the United States (except those with Air/Army Post Office (“APO”), Fleet Post Office (“FPO”), or Diplomatic Post Office (“DPO”) addresses) generally may not purchase shares of the Fund, even if they are U.S. citizens or lawful permanent residents.
Eligibility Requirements to Purchase Fund Shares
You may open an account directly with the Fund and purchase Fund Shares on the Internet, by telephone, or by mail. Fund Shares also are available through certain financial intermediaries.
If Fund Shares are purchased through a retirement account or an Investment Professional (i.e., financial intermediary), the policies and procedures relating to these purchases may differ from those discussed in this prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other Investment Professional. For more information on these fees, check with your Investment Professional.
25

Investing with the Victory Funds

Eligibility Requirements to Purchase Institutional Shares
The Institutional Shares may be purchased by or through:
◼
Institutional and individual investors with a minimum investment in Institutional Shares of $1,000,000 who purchase through certain broker-dealers or directly from the transfer agent;
◼
Investors who purchase through advisory programs with an approved financial intermediary in which the financial intermediary typically charges the investor a fee based upon the value of the account (“Advisory Programs”). Such transactions may be subject to additional rules or requirements of the applicable Advisory Program;
◼
Brokerage platforms of firms that have agreements with the Distributor to offer such shares solely when acting as an agent for the investor and the investor may be required to pay a commission and/or other forms of compensation to the broker; or
◼
Institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as Affiliated Funds, and other persons or legal entities that the Fund may approve from time to time.
A Fund may allow a lower initial investment if, in the opinion of the Distributor, the investor has the adequate intent and availability of assets to reach a future level of investment of $1,000,000.
Eligibility Requirements to Purchase Class A and Class C Shares
Class A and Class C shares generally are made available through broker-dealers and other financial intermediaries and are subject to certain sales charges described below.
Calculation of Sales Charges for Class A Shares
For historical expense information, see the “Financial Highlights” at the end of this Prospectus.
Class A shares are sold at their public offering price, which is the NAV plus any applicable initial sales charge, also referred to as the “front-end sales load.” The sales charge may be reduced or eliminated for larger purchases, as detailed below or as described under Sales Charge Reductions and Waivers for Class A Shares. The investment levels required to obtain a reduced sales charge are commonly referred to as “breakpoints.”
All Class A purchases are subject to the terms described herein except for those purchases made through an intermediary specified in Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.
In order to obtain a breakpoint discount, you must inform the Victory Funds or your investment professional at the time you purchase shares of the existence of the other Victory accounts or purchases of Victory Funds that are eligible to be linked for the purpose of calculating the initial sales charge. The Fund or your investment professional may ask you for records or other information about other Victory Funds held in your Victory accounts and any linked accounts, such as accounts opened with a different financial intermediary.
26

Investing with the Victory Funds

The current sales charge rates and breakpoint levels for Class A shares of the Fund are listed below:
Your Investment in the Fund	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment
Up to $99,999	2.25%	2.30%
$100,000 up to $249,999	1.75%	1.78%
$250,000 and above [1]	0.00%	0.00%
1
A contingent deferred sales charge (“CDSC”) of 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge if any of those shares are redeemed within 18 months of purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions. You may be eligible for a reduction or waiver of this CDSC under certain circumstances. See CDSC Reductions and Waivers for Class A Shares and Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries for details.
Sales Charge Reductions and Waivers for Class A Shares
There are several ways you can combine multiple purchases of Class A shares of the Victory Funds to take advantage of reduced sales charges or, in some cases, eliminate sales charges.
There are a number of ways you can reduce your sales charges, which we describe below. In order to obtain a Class A sales charge reduction or waiver, you must provide your financial intermediary or the Funds, at the time of purchase, with current information regarding shares of any Victory Funds held in other accounts. This information must include account statements or other records (including written representations from the intermediary holding the shares) that indicate any accounts (e.g., retirement accounts) established (i) with the Victory Funds and your investment professional; (ii) with other financial intermediaries; and (iii) in the name of immediate family household members (spouse or domestic partner and children under 21) with regard to Rights of Accumulation.
The availability of a sales charge reduction or waiver discussed below will depend upon whether you purchase your shares directly from the Fund or through a financial intermediary. If you are eligible for a sales charge reduction because you own shares of other Victory Funds, you must notify the Fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge reductions or waivers. Some intermediaries impose different policies for sales charge waivers and reductions. These variations are described in Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries. Except as described with respect to the intermediaries specified in Appendix A, all Class A shares are subject to the terms stated below. In order to obtain waivers and discounts that are not available through your intermediary, you must purchase Fund shares directly from the Fund or through another intermediary.
You can find additional information regarding sales charges and their reductions, free of charge, at vcm.com/policies, by clicking on Victory Funds Pricing Policies.
You may reduce or eliminate the sales charge applicable to Class A shares in a number of ways:
◼
Breakpoint – Purchase a sufficient amount to reach a breakpoint (see Calculation of Sales Charges for Class A Shares above);
◼
Letter of Intent – If you anticipate purchasing $50,000 or more of Class A shares of the Fund, including any purchase of other Victory Funds of any share class (except money market funds and assets held in group retirement plans) within a 13-month period, you may qualify for a sales charge breakpoint as though you were investing the total amount in one lump sum. In order to qualify for the reduced sales charge, you must submit a non-binding Letter of Intent (the “Letter”) within 90 days of the start of the purchases. Each investment you make after signing the Letter
27

Investing with the Victory Funds

will be entitled to the sales charge applicable to the total investment indicated in the Letter. You must start with a minimum initial investment of at least 5.00% of the total amount you intend to purchase. A portion of the shares purchased under the Letter will be held in escrow until the total investment has been completed. In the event you do not complete your commitment set forth in the Letter in the time period specified, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges;
◼
Right of Accumulation – Whereas a Letter of Intent allows you to qualify for a discount by combining your current purchase amount with purchases you intend to make in the near future, a Right of Accumulation allows you to reduce the initial sales charge on a Class A investment by combining the amount of your current purchase with the current market value of prior investments made by you, your spouse (including domestic partner), and your children under age 21 in any class of shares of any Victory Funds (except money market funds and any assets held in group retirement plans). The value of eligible existing holdings will be calculated by using the greater of the current value or the original investment amount. To ensure that you receive a reduced price using the Fund’s Right of Accumulation, you or your Investment Professional must inform the Funds that the Right applies each time shares are purchased and provide sufficient information to permit confirmation of qualification;
◼
Reinstatement Privilege – You may reinvest at NAV all or part of your redemption proceeds within 90 days of a redemption of Class A shares of the Fund;
◼
Waiver – The Victory Funds will completely waive the sales charge for Class A shares in the following cases:
◼
Purchases of $250,000 or more;
◼
Purchases by certain individuals associated with the Victory Funds or service providers (see Eligibility of Individuals Associated with the Victory Funds and Fund Service Providers);
◼
Purchases by registered broker-dealers, financial intermediaries or their agents, or affiliates who have agreements with the Fund’s distributor (the “Distributor”), if the shares are purchased for their own account, purchased for retirement plans of their employees, or sold to registered representatives or full-time employees (or their immediate families), provided that such purchase is for one of the foregoing types of accounts;
◼
Purchases for trust or other advisory accounts established with a financial institution and fee-based investment products or accounts;
◼
Reinvestment of proceeds from a liquidation distribution of Class A shares of Victory Funds held in a deferred compensation plan, agency, trust, or custody account;
◼
Purchases by retirement plans, including Section 401 and Section 457 plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans. Investors nonetheless may be charged a fee if they effect transactions in Class A shares through a broker or agent;
◼
Purchases by participants in no transaction fee programs offered by certain broker-dealers (sometimes referred to as “supermarkets”);
◼
Purchases by certain financial intermediaries who offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to their customers;
◼
Investors that have an investment account with the Adviser; or
◼
Individuals who reinvest the proceeds of redemptions from Institutional Shares or Class R6 shares of Victory Funds within 60 days of redemption.
You should inform the Fund or your investment professional at the time of purchase of the sales charge waiver category that you believe applies.
28

Investing with the Victory Funds

CDSC for Class A Shares
A contingent deferred sales charge (“CDSC”) of 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge if any of those shares are redeemed within 18 months of purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions.
More information is available in CDSC Reductions and Waivers for Class A and Class C Shares and Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries. All Class A purchases are subject to the terms described herein except for those purchases made through the intermediaries specified in Appendix A.
CDSC for Class C Shares
You will pay a 1.00% CDSC on any Class C shares you sell within 12 months of purchase. The CDSC is based on the current value of the shares being sold or their NAV when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. There is no CDSC imposed when you exchange your shares for Class C shares of another Victory Fund; however, your exchange is subject to the same CDSC schedule that applied to your original purchase.
An investor may, within 90 days of a redemption of Class C shares, reinvest all or part of the redemption proceeds in the Class C shares of any Victory Fund at the NAV next computed after receipt by the transfer agent of the reinvestment order. Class C share proceeds reinvested do not result in a refund of any CDSC paid by the shareholder, but the reinvested shares will be treated as CDSC-exempt upon reinvestment. The shareholder must ask the Distributor for such privilege at the time of reinvestment.
To keep your CDSC as low as possible, each time you sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your sale, we will sell the shares in the order they were purchased.
More information is available in CDSC Reductions and Waivers for Class A and Class C Shares and Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.
CDSC Reductions and Waivers for Class A and Class C Shares
No CDSC is imposed on redemptions of Class A and Class C shares in the following circumstances:
◼
To the extent that the shares redeemed:
◼
are no longer subject to the holding period for such shares;
◼
resulted from reinvestment of distributions; or
◼
were exchanged for shares of another Victory Fund as allowed by the prospectus, provided that the shares acquired in such exchange or subsequent exchanges will continue to remain subject to the CDSC, if applicable, calculated from the original date of purchase until the applicable holding period expires. In determining whether the CDSC applies to each redemption, shares not subject to a CDSC are redeemed first;
◼
Following the death or post-purchase disability of:
◼
a registered shareholder on an account; or
◼
a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;
◼
Distributions from individual retirement accounts, Section 403(b), Section 457, and Section 401 qualified plans, where redemptions result from:
29

Investing with the Victory Funds

◼
required minimum distributions with respect to that portion of such contributions that does not exceed 12% annually;
◼
tax free returns of excess contributions or returns of excess deferral amounts;
◼
distributions on the death or disability of the account holder;
◼
distributions for the purpose of a loan or hardship withdrawal from a participant plan balance; or
◼
distributions as a result of separation of service;
◼
Distributions as a result of a Qualified Domestic Relations Order or Domestic Relations Order required by a court settlement;
◼
In instances where the investor’s dealer or institution waived its commission in connection with the purchase and notifies the Distributor prior to the time of investment;
◼
When the redemption is made as part of a Systematic Withdrawal Plan (including dividends), up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established; or
◼
Participant-initiated distributions from employee benefit plans or participant-initiated exchanges among investment choices in employee benefit plans.
Eligibility Requirements to Purchase Class R6 Shares
Class R6 shares may only be purchased by or through:
◼
Endowments and foundations;
◼
Retirement plans, including Section 401 and Section 457 plans, Section 403 plans sponsored by a Section 501(c)(3) organization, employer-sponsored benefit plans (including health savings accounts) and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans;
◼
Advisory Programs with an approved financial intermediary in which the financial intermediary typically charges the investor a fee based upon the value of the account; or
◼
Registered investment companies.
Such investments may be subject to additional rules or requirements of the applicable Advisory Program.
The Class R6 shares are not available to retail accounts, traditional or Roth IRAs, SEPs, SARSEPs, SIMPLE IRAs, or 529 Education Savings Plans.
Eligibility of Individuals Associated with the Victory Funds and Fund Service Providers
Current and retired trustees of Victory-advised funds and the officers, directors, trustees, employees, and family members of employees of the Adviser or Affiliated Providers are eligible to purchase the lowest expense share class offered by the Fund. In the case of Class A shares, such purchases are not subject to a front-end sales charge. “Affiliated Providers” are affiliates of the Adviser and organizations that provide services to Victory Portfolios III (the “Trust”).
The Fund reserves the right to change the criteria for eligible investors and the investment minimums.
30

Investing with the Victory Funds

Additional Information Regarding Financial Intermediaries
Your ability to purchase, exchange, redeem, and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include: minimum investment requirements, exchange policies, fund choices, cutoff time for investments, and trading restrictions.
In addition, your financial intermediary may charge a transaction or other fee for the purchase or sale of shares of the Fund. Those charges are retained by the financial intermediary and are not shared with us. Please contact your financial intermediary or plan sponsor for a complete description of its policies.
Copies of the Fund's annual report, semi-annual report, and SAI are available from your financial intermediary or plan sponsor.
31

How to Buy Shares

Opening an Account With the Fund
You may purchase shares directly from the Fund or through certain investment professionals (e.g., financial intermediaries) as described below. If you already have an account with us, you will not need to fill out another application to invest in another fund, including other funds managed by the Adviser (together with the Fund, we refer to these as the “Affiliated Funds” or so simply as the “Funds”), unless the registration is different or we need further information to verify your identity.
As required by federal law, we must obtain certain information from you prior to opening an account with us. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. You may be asked for a copy of your driver’s license, passport, or other identifying documents as part of this process which may be cross-referenced against a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. If we subsequently are unable to verify your identity within a reasonable time, we may close your account or take other appropriate action. If your account is closed for this reason, your shares will be redeemed at the next calculated NAV. We prohibit opening accounts for certain investors, including but not limited to, foreign financial institutions, shell banks, correspondent accounts for foreign shell banks, and correspondent accounts for foreign financial institutions. A “foreign shell bank” is a foreign bank without a physical presence in any country. A “correspondent account” is an account established for a foreign bank to receive deposits from, or to make payments or other disbursements on behalf of, the foreign bank, or to handle other financial transactions related to such foreign bank.
Each shareholder named on an account with us must provide a Social Security number or other taxpayer identification number to avoid “backup” tax withholding required by the Internal Revenue Code of 1986, as amended (the “Code”).
Effective Date of Purchase
Purchase, exchange, and redemption requests are not processed until received in proper form. “Proper form” means actual receipt of the order along with all information and supporting documentation necessary to effect the transaction. Complete information may include any verification or confirmation of identity that the Fund's transfer agent or other authorized Fund agent may request. For purchase requests, “proper form” also generally includes receipt of sufficient funds to effect the purchase. The Fund, its transfer agent, or any authorized Fund agent may, in its sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time. Financial intermediaries may have their own requirements for recognizing a transaction in proper form or good order. If you hold your shares through a financial intermediary, please contact them for specific proper form or good order requirements.
When you make a purchase, your purchase price will be the NAV per share next calculated after we or the financial intermediary receive your request in “proper form.” The Fund’s NAV per share is calculated as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (“NYSE”) each day it is open for trading. If we or the financial intermediary receive your purchase request in proper form prior to that time, your purchase price will be the NAV per share calculated for that day. If we or the financial intermediary receive your purchase request in proper form after that time, the purchase price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.
The Fund or the Fund's Distributor or transfer agent may enter into agreements with Servicing Agents (such as financial intermediaries or plan sponsors), which hold shares of the Fund in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for
32

How to Buy Shares

shares of the Fund on the Fund’s behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund’s NAV per share next calculated after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.
Paying for Your Purchase
If you hold an account directly with the Fund and you plan to purchase shares from us with a check, the instrument must be written in U.S. dollars and drawn on a U.S. bank. If unclear or no instructions are provided with your check as to which fund the purchase was intended, we will make every effort to contact you to receive proper instructions. However, if we are unable to reach you within three business days of receipt of your check, we will deposit the funds in an existing or new Victory Treasury Money Market Trust account matching your existing registration. If we cannot locate an existing account matching your registration, the check will be returned within three business days. Initial purchases into an account by electronic funds transfer or check may be held for up to 30 days before any redemptions may be processed. We do not accept the following foreign instruments: checks, money orders, traveler’s checks, or other similar instruments. In addition, we do not accept cash or coins. If you plan to purchase shares through a financial intermediary, please check with that financial intermediary regarding acceptable forms of payment.
Minimum Investments
Fund Shares:
$3,000. However, financial intermediaries may set different investment minimums, and the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Institutional Shares:
$1 million. However, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Class A and Class C Shares:
$2,500 minimum ($1,000 for IRA accounts, gift/transfer to minor accounts, and purchases through automatic investment plans). However, financial intermediaries may set different investment minimums, and the Fund reserves the right to waive or lower purchase minimums in certain circumstances. For Class C shares, individual purchases of $250,000 and above will automatically be made in Class A shares.
If your account falls below the minimum investment amount, we may ask you to reestablish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.
The minimum investment required to open an account may be waived or lowered for employees and immediate family members of the employee of the Adviser, the Administrator, and their affiliates. In addition, the minimum investment required may be waived when the Fund is purchased through an Advisory Program or within qualified retirement plans or in other similar circumstances.
Class R6 Shares:
There is no minimum initial investment amount for Class R6 shares. However, financial intermediaries or plan recordkeepers may require plans to meet different investment minimums. Please contact your financial intermediary for additional information.
33

How to Buy Shares

Purchasing Additional Shares
Fund Shares:
$50 minimum per transaction, per account. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Institutional Shares:
There is no subsequent purchase minimum for investments in Institutional Shares.
Class A and Class C Shares:
$50 minimum per transaction, per account.
Class R6 Shares:
There is no subsequent purchase minimum for investments in Class R6 shares. However, financial intermediaries or plan recordkeepers may require participants to meet different subsequent purchase requirements.
Contacting the Victory Funds
The following features may be available to you to purchase, exchange, and redeem shares of the Fund you hold in an account opened directly with the Fund. Once you have an existing account, you can make additional investments at any time in any amount (subject to any minimums) in the following ways. All website transactions should be placed online at vcm.com.
◼
Internet Access
Review account information and make most account transactions. This includes making purchases, exchanges, and redemptions; reviewing account activity; checking balances; and more.
◼
Mobile Access
Review account information and make most account transactions.
◼
Telephone Access
To access account information and make account transactions, call toll free (800) 235-8396 during normal business hours to speak with a member service representative.
◼
Mail
If you would like to make a purchase or request a redemption by mail, send your written instructions to:
Regular Mail:
Victory Funds
P.O. Box 182903
Columbus, OH 43218-2903
Overnight Mail:
Use the following address ONLY for overnight packages:
Victory Funds
c/o FIS TA Operations
4249 Easton Way, Suite 400
Columbus, OH 43219
PHONE: (800) 235-8396
34

How to Buy Shares

◼
Bank Wire
To add to your account or request a redemption by bank wire, visit the vcm.com website or call (800) 235-8396 for instructions. This helps to ensure that your account will be credited or debited promptly and correctly. Any commercial bank can transfer same-day funds by wire.
Although the transfer agent currently does not charge you for receiving same-day funds, it reserves the right to charge for this service in the future. Your bank may charge you for wiring same-day funds.
◼
Electronic Funds Transfer
Additional purchases on a regular basis may be deducted electronically from a bank account. To sign up for these services when opening an account, visit the vcm.com website or call (800) 235-8396 for assistance. Currently, the Fund does not charge a fee for electronic transfers, but it reserves the right to charge for this service in the future. Your originating bank may charge a fee for electronic transfers.
35

How to Exchange Shares and Class Conversions

There may be limits on the ability to exchange between certain Victory Funds. You can obtain a list of Victory Funds available for exchange by calling (800) 235-8396 or by visiting VictoryFunds.com
The shares of any class of a Fund may be exchanged for the shares of any other class offered by the Fund or the same class, or any other class, of any other Victory Funds, either through your investment professional or directly through the Fund, subject to the conditions described below:
◼
Exchanges are subject to any CDSC, minimum investment limitation, or eligibility requirements described in the applicable prospectus and SAI. You may be required to provide sufficient information to establish eligibility to exchange into a new share class.
◼
To exchange between Victory Funds, the other Victory Fund you wish to exchange into must be eligible for exchange with your Fund.
◼
Shares of the Victory Fund selected for exchange must be available for sale in your state of residence.
If you have questions about these, or any of the Fund’s other exchange policies, please consult your customer service representative or your Investment Professional before requesting an exchange.
Before exchanging, you should read the prospectus of the Fund you wish to exchange into, which may be subject to different risks, fees, and expenses.
Other Exchange Rules You Should Know
If you have opened an account directly with the Fund, you may make exchanges on vcm.com. After we receive the exchange orders, the Fund’s transfer agent will simultaneously process exchange redemptions and purchases at the share prices next calculated pursuant to the procedures set forth herein. See Effective Date of Purchase for additional information. The investment minimums applicable to share purchases also apply to exchanges.
If you hold shares of the Fund in an account with a financial intermediary or plan sponsor, the policies and procedures on an exchange may differ from those discussed in this Prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy, sell, or exchange shares of the Fund through a broker or other Investment Professional. For more information on these fees, check with your Investment Professional.
An exchange of Fund shares for shares of another Victory Fund constitutes a sale for tax purposes unless the exchange is made within an IRA or other tax-deferred account.
The Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. The Fund may terminate or modify the exchange privilege at any time upon 60 days’ notice to shareholders.
For information on how to exchange shares of a Fund that were purchased through your employer’s retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.
Class C Share Conversion
Class C shares of the Fund will automatically convert to Class A shares in the month following the eight-year anniversary date of the purchase of the Class C shares. Your financial intermediary may have a conversion schedule that is shorter than eight years. Class C conversions will be effected at the relative NAV of each such class without the imposition of any sales charge, fee or other charge.
36

How to Exchange Shares and Class Conversions

You may be able to voluntarily convert your Class C shares before the stated anniversary to a different share class of the same Fund that has a lower total annual operating expense ratio provided certain conditions are met. This voluntary conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Adviser or the Distributor specific for this purpose. Generally, Class C shares are not eligible for conversion until the applicable CDSC period has expired. Please contact your financial intermediary for additional information.
Other Conversions
Under certain circumstances, we may convert your (i) Institutional Shares to Fund Shares and (ii) Class A shares to Fund Shares or Institutional Shares, as applicable. The Fund will notify you before any such conversion occurs.
The Fund also may provide for other conversion privileges from time to time under which a shareholder of the Fund may convert shares into another class of shares of the same Fund under certain circumstances, subject to approval by the Fund’s officers. For example, subject to approval by the Fund’s officers, a shareholder may convert shares of one class of the Fund held through an eligible advisory program into shares of another class of the Fund (if available) with a lower expense ratio, provided that following the conversion the shareholder meets applicable eligibility requirements for the class into which the shareholder seeks to convert (as described in this prospectus).
Pricing
When a conversion occurs, you receive shares of one class of a fund for shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs per share of the two share classes. A conversion between share classes of the same fund is a non-taxable event.
Conversions are not subject to the Fund's restrictions on short-term trading activity discussed under Excessive Short-Term Trading.
37

How to Sell Shares

Shareholders will receive a redemption price of the NAV per share next calculated after we receive the redemption request in “proper form” as provided under Effective Date of Purchase. If we receive the redemption request in proper form prior to the close of the NYSE’s regular trading session (generally 4 p.m. Eastern time), the redemption price will be the NAV per share calculated for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.
Under certain circumstances and when deemed to be in the Fund’s best interests, proceeds may not be sent to intermediaries for up to seven days after receipt of the redemption order.
There are a number of convenient ways to sell your shares.
If you have a direct account with the Fund, you may redeem Fund Shares on the Internet, by telephone, or by mail on any day the NAV per share is calculated. You can use the same mailing addresses listed under the section titled How to Buy Shares.
◼
By Internet
Log on to your account using vcm.com and place your redemption request.
◼
By Telephone
Call toll free (800) 235-8396 during normal business hours. You have the following options for receiving your redemption proceeds:
◼
Mail a check to the address of record;
◼
Wire funds to a previously designated domestic financial institution;
◼
Mail a check to a previously designated alternate address; or
◼
Electronically transfer your redemption via EFT to a previously designated domestic financial institution.
The Fund has undertaken certain authentication procedures regarding telephone transactions and will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.
◼
By Mail
Use the regular U.S. mail or overnight mail address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds.
◼
By Wire
If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call before the close of trading on the NYSE, your funds will be wired on the next business day.
◼
By Electronic Funds Transfer (“EFT”)
Normally, your redemptions will be processed on the same day, but will be processed on the next day if received after close of trading on the NYSE. It will be transferred by EFT as long as the transfer is to a domestic bank.
38

How to Sell Shares

Additional Information About Redemptions
The Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).
Under normal market conditions, the Fund typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. Under deteriorating market conditions or market stress, the Fund also may borrow to meet redemption requests. The Fund and the other Affiliated Funds are limited as to the amount that each may individually and collectively borrow in these circumstances. As a result, borrowings available to the Fund may be insufficient to satisfy Fund redemption requests. In addition, the Fund reserves the right to honor redemption orders wholly or partly with in-kind distributions of Fund portfolio securities instead of cash.
Fund Shares:
If you hold Fund Shares through an account directly with the Fund, the Fund typically expects to pay out redemption proceeds on the next business day after your order is received in proper form; however, it may take up to seven days to send your proceeds.
Payment for redemption of shares purchased by electronic funds transfer (“EFT”) or check will be sent after the EFT or check has cleared, which could take up to 30 days from the initial purchase date into the Fund and, for subsequent purchases into the Fund, seven business days from the purchase date.
If you choose to have your redemption proceeds mailed to you and either the U.S. Postal Service is unable to deliver the distribution check to you or the check remains outstanding for more than six months, the Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed redemption checks.
If you hold Fund Shares with a financial intermediary, please contact your financial intermediary regarding redemption policies. Normally, the Fund transmits proceeds to intermediaries for redemption orders that are received in proper form on the next business day after receipt.
Institutional Shares:
Institutional Shares typically expect to pay out redemption proceeds on the next business day after your order is received in proper form; however, it may take up to seven days to send your proceeds.
Class A and Class C Shares:
Check with your financial intermediary for its policies on redemptions. Class A and Class C shares purchased through a financial intermediary should be redeemed through the financial intermediary. The Fund typically expects to transmit proceeds to intermediaries for redemption orders received in proper form on the next business day after receipt.
Class R6 Shares:
Class R6 shares may be purchased or redeemed through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. Check with your financial intermediary or plan sponsor for its policies on redemptions. Normally, the Fund transmits proceeds to intermediaries and eligible institutional investors (foundations and endowments) for redemption orders received in proper form on the next business day after receipt.
For federal income tax purposes, a redemption of shares of the Fund is a taxable event, upon which you may recognize a capital gain or loss (unless you hold the shares of the Fund in a tax-deferred account or are a tax-exempt investor). A capital gain or loss is based on the difference between your basis in the redeemed shares and the proceeds you receive upon their redemption. See Important Information About Taxes for information regarding basis election and reporting.
39

Information About Fees

The Fund is comprised of multiple classes of shares. Each class shares the Fund's investment objective and investment portfolio. The classes have different fees, expenses, and/or minimum investment requirements. The difference in the fee structures between the classes is primarily the result of their separate arrangements for shareholder and distribution services and performance fee arrangements. It is not the result of any difference in the base investment management, custodial fee rate schedules, or other expenses related to the management of the Fund's assets, which do not vary by class. Shareholders of R6 Shares do not require the same level of shareholder and administrative services from the Fund as shareholders of the other classes. In addition, the Fund does not pay any service, distribution, or administrative fees to financial intermediaries for R6 Shares. As a result, the R6 Shares pay lower fees. Different fees and expenses will affect performance.
Except as described below, the share classes have identical voting, dividend, liquidation, and other rights, preferences, terms, and conditions. The primary differences between the classes are: (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting that class; and (d) each class may have different purchase, exchange, and redemption privileges.
Distribution and Service Plans
In accordance with Rule 12b-1 under the Investment Company Act of 1940, the Trust has adopted a Distribution and Service Plan for Class A and Class C shares.
Under the Class A Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.25% of its average daily net assets of its Class A shares. The fee is paid for general distribution services and for providing personal services to shareholders. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund’s shares.
Personal services to shareholders generally are provided by broker-dealers or other financial intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions, and changing account information.
Under the Class C Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of 1.00% of the average daily net assets of its Class C shares. Of this amount, 0.75% of the Fund’s Class C shares average daily net assets will be paid for general distribution services and for selling Class C shares. The Fund will pay 0.25% of its Class C shares average daily net assets to compensate financial institutions that provide personal services to Class C shareholders of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund's Class C shares. Personal services to shareholders generally are provided by broker-dealers or other financial intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.
Because Rule 12b-1 fees are paid out of the Fund’s assets and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For additional information about the Rule 12b-1 Plan and its terms, see Distribution and Service Plans in the SAI.
40

Information About Fees

Payments to Financial Intermediaries
Certain financial intermediaries perform recordkeeping, networking, administrative, sub-transfer agency, and shareholder services for their clients with respect to their investments in the Fund that otherwise would be performed by the Fund’s transfer agent or administrator and shareholder servicing agent.
In some circumstances, we, or one of our affiliates, will pay a financial intermediary for these services out of our own resources, including any profits from the advisory fees the Adviser receives from the Funds. In other circumstances, the Fund will pay a fee to the financial intermediary for performing those services. The Fund will not pay financial intermediaries more than it would pay its direct service providers for transfer agency, administration, and/or shareholder services. In cases where intermediary fees are higher due to differences in the services being provided or other factors, the additional amounts will be paid by us and/or the Distributor. In addition, these payments generally are based on either (1) a percentage of the average daily net assets of Fund shareholders’ accounts serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. The aggregate amount of these payments may be substantial.
In addition, we and the Fund's Distributor may make payments to intermediaries for various additional services, other expenses, and/or the financial intermediaries’ distribution of shares of the Fund. Such payments are sometimes referred to as “revenue sharing” and generally are negotiated with a financial intermediary on the basis of such factors as the number or value of shares of the Fund that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary.
We (and our affiliates) also may pay fixed fees for the listing of a Fund on a broker-dealer’s or financial intermediary’s system. Such payments are not considered to be revenue sharing payments.
The Fund does not pay any service, distribution, or administrative fees to financial intermediaries on R6 Shares.
41

Distributions and Taxes

Dividends and Other Distributions
As a shareholder, you are entitled to your share of net income and capital gains on the Fund’s investments. The Fund passes its earnings along to investors in the form of dividends. Dividends paid by the Fund represent the net income from dividends and interest earned on investments after expenses. The Fund will distribute short-term gains, as necessary; and if the Fund makes a long-term capital gain distribution, it normally is paid once a year in December.
Buying a dividend. You should check the Fund's distribution schedule before you invest.
If you buy shares of the Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

Distributions from net investment income (“dividends”) are accrued daily and distributed on the last business day of each month. Dividends begin accruing on shares on the day payment is received and continue to accrue through either the settlement date or the day after the settlement date of a redemption, depending on the type of account.
The Fund may make additional distributions to shareholders, or may not make a distribution, when considered appropriate or necessary. For example, the Fund could make one or more additional distributions to avoid the imposition of any federal income or excise taxes, or it may not make a distribution to limit returns of capital.
Any distribution made by the Fund will reduce the NAV per share of the class by the amount of the distribution on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any distribution. Some or all distributions may be subject to taxes.
Distributions can be received in one of the following ways. Please check with your Investment Professional if you are unsure of which option is right for you.
Reinvestment Option
The Fund automatically reinvests all income dividends and capital gain distributions, if any, on a share class in additional shares of that class unless you request to receive those distributions in cash by way of check or by way of electronic funds transfer.
Directed Bank Account Option
When you choose to receive cash dividends by way of electronic funds transfer to your bank checking or savings account, we will send them to you after the distribution date each month. The share price will be the NAV per share of the class computed on the ex-distribution date.
Cash Option
If you elect to receive your distributions by check, and the distribution amount is $25 or less, the amount will automatically be reinvested in the Fund. Otherwise, a check will be mailed to you no later than seven days after the dividend payment date. If you choose to have your distribution proceeds mailed to you and either the U.S. Postal Service is unable to deliver the distribution check to you or the check remains outstanding for at least six months, the distribution option on your account will default to the reinvestment option as described above. The Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed distribution checks. The Fund will invest in your account any dividend or other distribution payment returned to the Fund by your financial institution at the current NAV per share.
42

Distributions and Taxes

Income Earned Option
You can automatically reinvest your dividends in additional Fund shares and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.
Directed Distributions Option
If you own shares in more than one Victory Mutual Fund, you may direct that dividends and/or capital gain distributions received from one Victory Mutual Fund be used to purchase shares automatically in the same class of another Victory Mutual Fund.
Important Information About Taxes
The tax information in this Prospectus is provided as general information. You should review the more detailed discussion of federal income tax considerations in the SAI and consult your tax adviser regarding the federal, state, local, or foreign tax consequences resulting from your investment in the Fund.

Treatment of the Fund
The Fund, which is treated as a separate corporation for federal tax purposes, has qualified for each past taxable year, and intends to continue to qualify, for treatment as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). By doing so, the Fund (but not its shareholders) is relieved of federal income tax on the part of its investment company taxable income and net capital gain, if any, that it distributes to its shareholders.
Shareholder Taxation
◼
Distributions that shareholders receive from the Fund generally are subject to federal income tax and may be subject to state and/or local taxes.
◼
Dividends and distributions of net short-term gains are taxable to you as ordinary income, whether received in cash or reinvested in additional shares of the Fund or another Victory Mutual Fund.
◼
A portion of the Fund’s dividends (which is not expected to be substantial) may qualify for (1) the 50% dividends-received deduction available to corporations, and (2) the lower maximum federal income tax rates applicable to “qualified dividend income” of individuals and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy certain holding period and other restrictions with respect to their shares of the Fund—a maximum of 15% for a single shareholder with taxable income not exceeding $545,500 ($613,700 for married shareholders filing jointly) and 20% for those individual shareholders with taxable income exceeding those respective amounts (which are effective for 2026 and will be adjusted for inflation annually thereafter).
◼
Regardless of the length of time you have held shares of the Fund, distributions of net capital gains that the Fund realizes are taxable to you as long-term capital gains, whether received in cash or reinvested in additional shares of the Fund, and are taxed to individual shareholders at the 15% and 20% tax rates described above.
◼
You may realize a capital gain or loss for federal income tax purposes on a redemption or an exchange (which is treated like a redemption for those purposes) of shares of the Fund. Your gain or loss is based on the difference, if any, between your basis in the redeemed (or exchanged) shares and the redemption proceeds (or the aggregate NAV of the shares of the fund into which you exchange) you receive. Any capital gain an individual shareholder recognizes on a redemption or exchange of his or her shares of the Fund that have been held for more than one year will qualify for the 15% and 20% tax rates.
◼
An individual shareholder is subject to a 3.8% federal tax on the lesser of (1) the individual’s “net
43

Distributions and Taxes

investment income,” which generally includes taxable distributions the Fund pays and net gains realized on the redemption or exchange of shares of the Fund, or (2) the excess of his or her “modified adjusted gross income” over $200,000 (or $250,000 if married and filing jointly). This tax is in addition to any other taxes due on that income.
◼
Your basis in shares of the Fund that you acquired after December 31, 2011 (“Covered Shares”) will be determined in accordance with the Fund’s default method, which is average basis, unless you affirmatively elect in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method you elect (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.
◼
You should consult with your tax adviser to determine the best IRS-accepted basis determination method.
◼
The Fund may provide estimated capital gain distribution information through the website at vcm.com.
◼
Tax statements will be mailed from the Fund by mid-February showing the amounts and tax status of distributions made to you in the prior calendar year.
◼
Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.
◼
You should review the more detailed discussion of federal income tax considerations in the SAI and consult your tax adviser regarding the federal, state, local, or foreign tax consequences resulting from your investment in the Fund.
Taxpayer Identification and Backup Withholding
◼
Each shareholder named on an account with us must provide a Social Security number or other taxpayer identification number to avoid “backup” tax withholding required by the Code.
◼
Federal law requires the Fund to withhold and remit to the U.S. Treasury 24% of (1) dividends, capital gain distributions, and proceeds of redemptions, regardless of the extent to which gain or loss may be realized, otherwise payable to any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any individual shareholder who underreports dividend or interest income or fails to certify that he or she is not subject to backup withholding.
◼
Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded. To avoid this withholding, you must certify on your application, or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you currently are not subject to backup withholding.
44

Important Fund Policies and Other Information

Share Price Calculation
The price at which you purchase and redeem shares of the Fund is equal to the NAV per share calculated on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of the Fund’s assets (i.e., the value of its investments and other assets), deducting liabilities, and dividing by the number of shares outstanding. Shares of the Fund may be purchased and sold at the NAV per share without a sales charge. The Fund’s NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.
NAV=	Total Assets - Liabilities
Number of Shares Outstanding
Valuation of Securities
The Adviser, acting as the Valuation Designee, has established a Pricing and Liquidity Committee (the “Committee”); and subject to the Board’s oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.
Debt securities are valued each business day by a pricing service (the “Service”) approved by the Adviser as Valuation Designee. The Service uses an evaluated bid or the last sales price to price securities when, in the Service’s judgment, these prices are readily available and are representative of the securities’ market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.
Short-term debt securities with original or remaining maturities of 60 days or less generally may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.
Repurchase agreements are valued at cost.
Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day.
Futures contracts are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the values are based upon the settlement price on the prior trading date.
Options contracts are valued at the mean of the last bid and ask prices. Options on futures are valued at the settlement price determined by the applicable exchange.
In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith, at fair value, by the Committee in accordance with valuation procedures approved by the Adviser as Valuation Designee. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are
45

Important Fund Policies and Other Information

traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund’s NAV to be more reliable than it otherwise would be.
Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.
For additional information on how securities are valued, see Valuation of Securities in the Fund's SAI.
Customer Identification Program
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.
As a result, the Fund must obtain the following information for each person who opens a new account:
◼
Name;
◼
Date of birth (for individuals);
◼
Residential or business street address (although post office boxes are still permitted for mailing); and
◼
Social security number, taxpayer identification number, or other identifying number.
You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.
Statements and Reports
You will receive a periodic statement reflecting any transactions that affect the balance or registration of Fund shares in your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account’s statements. Share certificates are not issued. Twice a year, you will receive a financial report of the Fund. By February 15th of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.
The Fund will report information to you annually concerning the tax status of your dividends and other distributions for federal income tax purposes. In addition, the Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. You should consult with your tax adviser to obtain more information about how the basis reporting law applies to you.
46

Important Fund Policies and Other Information

Shareholder Communications
In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, each household will receive a single copy of the Fund’s most recent shareholder reports, proxy statements, prospectuses, and their supplements, unless you have instructed us to the contrary. This eliminates duplicate copies and saves paper and postage costs for the Fund. However, if you would like to receive individual copies, please contact us; and they will be delivered promptly.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI, which is available upon request and on the Fund’s website at VictoryFunds.com.
IRA Distribution Fee
The Fund may apply a distribution fee to all full IRA distributions, except for those due to death, disability, or divorce. Partial IRA distributions are not charged a distribution fee.
Account Balance
Victory Capital Transfer Agency, Inc., the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/UTMA account; (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in Affiliated Funds; and (5) all IRAs (for the first year the account is open). The fee is not currently being assessed. The Fund will provide advance notice in the event it is assessed in the future.
Excessive Short-Term Trading
The Funds generally are not intended as short-term investment vehicles (except for the money market funds, Victory Short-Term Bond Fund, Victory Ultra Short-Term Bond Fund, and Victory Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as “market timing.”
Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the Funds can deter all excessive and short-term trading, the Board has adopted the following policies (except for the money market funds, Victory Short-Term Bond Fund, Victory Ultra Short-Term Bond Fund, and Victory Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing bona fide investors.
To deter such trading activities, the Funds’ policies and procedures state that:
◼
Each Fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.
◼
Each Fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by the Fund. Fair value pricing is used to adjust for “stale pricing” that may occur between the close of certain foreign exchanges or markets and the time when the Fund calculates its NAV per share. The use of fair value pricing is intended to deter investors who may be trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security
47

Important Fund Policies and Other Information

can result in a Fund using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a Fund’s NAV.
The Funds’ Right to Reject Purchase and Exchange Orders and Limit Trading in Accounts
The Funds’ main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons with a history of three short-term transactions within 90 days or less are suspected of market timing and the shareholder’s trading privileges (other than redemption of Fund shares) will be suspended. The Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, each Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund. For this purpose, a short-term transaction is a purchase or redemption of a Fund and, as applicable, a subsequent redemption or purchase of the same Fund, or an exchange of all or part of that same Fund.
The following transactions are exempt from the excessive short-term trading activity policies described above:
◼
Transactions in the money market funds, Victory Short-Term Bond Fund, Victory Ultra Short-Term Bond Fund, and Victory Tax Exempt Short-Term Fund;
◼
Purchases and sales pursuant to automatic investment or withdrawal plans;
◼
Purchases and sales made through Victory Capital 529 Education Savings Plan;
◼
Purchases and sales made in certain separately managed accounts in wrap fee programs;
◼
Purchases and sales by the Victory Target Retirement Funds, Victory Cornerstone Conservative Fund, and/or Victory Cornerstone Equity Fund; and
◼
Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.
If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular Fund or all of the Funds.
The Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading. The Funds or the transfer agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.
The Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase shares of a Fund through financial intermediaries that establish omnibus accounts to invest in the Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The Funds subject to the short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the Funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or Funds will review net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we
48

Important Fund Policies and Other Information

detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.
We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary’s policies are determined by us to be at least as stringent as the Funds’ policy. For shares purchased through financial intermediaries there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.
Because of the increased costs to review underlying trading information, the Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.
Other Fund Rights
The Fund reserves the right to:
◼
Reject or restrict purchase or exchange orders when in the best interest of the Fund;
◼
Limit or discontinue the offering of shares of the Fund without notice to the shareholders;
◼
Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;
◼
Redeem some or all of its shares in kind when in the best interest of the Fund;
◼
Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);
◼
Redeem an account with less than $500, with certain limitations;
◼
Restrict or liquidate an account when necessary or appropriate to comply with federal law; and
◼
Discontinue or otherwise limit the opening of accounts with us.
Additional Information
The Trust enters into contractual arrangements with various parties, including, among others, the Fund's adviser, transfer agent, and distributor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust or the Fund.
This Prospectus provides information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. Neither this Prospectus nor the related SAI is intended to be, or should be read to give rise to, an agreement or contract between the Trust or the Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.
49

Financial Highlights

The following financial highlights tables are intended to help you understand the Fund's and relevant share classes' financial performance for the past five years or since inception. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund Shares, Institutional Shares, Class A shares, Class C shares, and R6 Shares (assuming reinvestment of all income dividends and capital gain distributions). Information shown for the Class A shares for the periods ended on or before July 31, 2020, reflects that of the Fund’s Adviser Shares, which were redesignated Class A shares on June 29, 2020.
The information has been derived from financial statements audited by Cohen & Company, Ltd., an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund’s Form N-CSR, which is available upon request. Information for the fiscal periods ended prior to April 30, 2025, was audited by the Fund’s former independent registered public accounting firm.
50

Victory Core Plus Intermediate Bond Fund
	Fund Shares
For a Share Outstanding Throughout Each Period	Year Ended 4/30/26	Year Ended 4/30/25	Year Ended 4/30/24	9 Months Ended 4/30/23(a)	Year Ended 7/31/22	Year Ended 7/31/21
Net Asset Value, Beginning of Period	$9.20	$8.90	$9.26	$9.53	$11.06	$11.21
Investment Activities:
Net investment income (loss)(b)	0.44	0.41	0.39	0.26	0.25	0.28
Net realized and unrealized gains (losses)	(0.01)	0.30	(0.36)	(0.27)	(1.25)	0.25
Total from Investment Activities	0.43	0.71	0.03	(0.01)	(1.00)	0.53
Distributions to Shareholders from:
Net investment income	(0.44)	(0.41)	(0.39)	(0.26)	(0.25)	(0.28)
Net realized gains	—	—	—	—	(0.28)	(0.40)
Total Distributions	(0.44)	(0.41)	(0.39)	(0.26)	(0.53)	(0.68)
Net Asset Value, End of Period	$9.19	$9.20	$8.90	$9.26	$9.53	$11.06
Total Return(c),(d)	4.70%	8.08%	0.38%	(0.05)%	(9.39)%	4.83%
Ratios to Average Net Assets:
Net Expenses(e),(f)	0.63%	0.64%	0.66%	0.66%	0.65%	0.63%
Net Investment Income (Loss)(e)	4.68%	4.47%	4.35%	3.76%	2.39%	2.50%
Gross Expenses(e),(f)	0.63%	0.64%	0.66%	0.67%	0.65%	0.63%
Supplemental Data:
Net Assets at end of period (000's)	$1,437,824	$1,467,309	$1,414,540	$1,458,472	$1,549,932	$1,909,199
Portfolio Turnover(c),(g)	69%	51%	36%	42%	65%	69%
(a)
Effective April 30, 2023, the Fund’s fiscal year-end changed from July 31 to April 30.
(b)
Per share net investment income (loss) has been calculated using the average daily shares method.
(c)
Not annualized for periods less than one year.
(d)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.
(e)
Annualized for periods less than one year.
(f)
Does not include acquired fund fees and expenses, if any.
(g)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
51

Victory Core Plus Intermediate Bond Fund

	Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended 4/30/26	Year Ended 4/30/25	Year Ended 4/30/24	9 Months Ended 4/30/23(a)	Year Ended 7/31/22	Year Ended 7/31/21
Net Asset Value, Beginning of Period	$9.20	$8.90	$9.26	$9.54	$11.06	$11.22
Investment Activities:
Net investment income (loss)(b)	0.43	0.42	0.40	0.26	0.25	0.28
Net realized and unrealized gains (losses)	—(c)	0.30	(0.36)	(0.28)	(1.24)	0.24
Total from Investment Activities	0.43	0.72	0.04	(0.02)	(0.99)	0.52
Distributions to Shareholders from:
Net investment income	(0.44)	(0.42)	(0.40)	(0.26)	(0.25)	(0.28)
Net realized gains	—	—	—	—	(0.28)	(0.40)
Total Distributions	(0.44)	(0.42)	(0.40)	(0.26)	(0.53)	(0.68)
Net Asset Value, End of Period	$9.19	$9.20	$8.90	$9.26	$9.54	$11.06
Total Return(d),(e)	4.77%	8.17%	0.46%	(0.10)%	(9.24)%	4.80%
Ratios to Average Net Assets:
Net Expenses(f),(g)	0.56%	0.55%	0.57%	0.59%	0.58%	0.57%
Net Investment Income (Loss)(f)	4.75%	4.55%	4.46%	3.82%	2.46%	2.56%
Gross Expenses(f),(g)	0.56%	0.56%	0.59%	0.62%	0.60%	0.59%
Supplemental Data:
Net Assets at end of period (000's)	$2,513,100	$2,666,808	$2,320,468	$1,396,075	$1,499,048	$1,901,458
Portfolio Turnover(d),(h)	69%	51%	36%	42%	65%	69%
(a)
Effective April 30, 2023, the Fund’s fiscal year-end changed from July 31 to April 30.
(b)
Per share net investment income (loss) has been calculated using the average daily shares method.
(c)
Amount is less than $0.005 per share.
(d)
Not annualized for periods less than one year.
(e)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.
(f)
Annualized for periods less than one year.
(g)
Does not include acquired fund fees and expenses, if any.
(h)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
52

Victory Core Plus Intermediate Bond Fund

	Class A
For a Share Outstanding Throughout Each Period	Year Ended 4/30/26	Year Ended 4/30/25	Year Ended 4/30/24	9 Months Ended 4/30/23(a)	Year Ended 7/31/22	Year Ended 7/31/21
Net Asset Value, Beginning of Period	$9.19	$8.89	$9.25	$9.52	$11.05	$11.20
Investment Activities:
Net investment income (loss)(b)	0.42	0.39	0.37	0.24	0.22	0.25
Net realized and unrealized gains (losses)	(0.01)	0.30	(0.36)	(0.27)	(1.25)	0.25
Total from Investment Activities	0.41	0.69	0.01	(0.03)	(1.03)	0.50
Distributions to Shareholders from:
Net investment income	(0.42)	(0.39)	(0.37)	(0.24)	(0.22)	(0.25)
Net realized gains	—	—	—	—	(0.28)	(0.40)
Total Distributions	(0.42)	(0.39)	(0.37)	(0.24)	(0.50)	(0.65)
Net Asset Value, End of Period	$9.18	$9.19	$8.89	$9.25	$9.52	$11.05
Total Return(c),(d)	4.47%	7.83%	0.13%	(0.24)%	(9.64)%	4.55%
Ratios to Average Net Assets:
Net Expenses(e),(f)	0.85%	0.88%	0.91%	0.92%	0.92%	0.91%
Net Investment Income (Loss)(e)	4.47%	4.24%	4.13%	3.52%	2.16%	2.22%
Gross Expenses(e),(f)	0.85%	0.88%	0.91%	0.93%	0.92%	0.92%
Supplemental Data:
Net Assets at end of period (000's)	$138,359	$124,634	$87,880	$59,996	$52,190	$46,911
Portfolio Turnover(c),(g)	69%	51%	36%	42%	65%	69%
(a)
Effective April 30, 2023, the Fund’s fiscal year-end changed from July 31 to April 30.
(b)
Per share net investment income (loss) has been calculated using the average daily shares method.
(c)
Not annualized for periods less than one year.
(d)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return. Excludes any applicable sales charges, including contingent deferred sales charges. Total return would be reduced if sales charges were taken into account.
(e)
Annualized for periods less than one year.
(f)
Does not include acquired fund fees and expenses, if any.
(g)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
53

Victory Core Plus Intermediate Bond Fund

	Class C
For a Share Outstanding Throughout Each Period	Year Ended 4/30/26	Year Ended 4/30/25	Year Ended 4/30/24	9 Months Ended 4/30/23(a)	Year Ended 7/31/22	Year Ended 7/31/21
Net Asset Value, Beginning of Period	$9.20	$8.89	$9.25	$9.53	$11.05	$11.20
Investment Activities:
Net investment income (loss)(b)	0.36	0.33	0.32	0.19	0.15	0.16
Net realized and unrealized gains (losses)	(0.01)	0.31	(0.37)	(0.27)	(1.23)	0.27
Total from Investment Activities	0.35	0.64	(0.05)	(0.08)	(1.08)	0.43
Distributions to Shareholders from:
Net investment income	(0.36)	(0.33)	(0.31)	(0.20)	(0.16)	(0.18)
Net realized gains	—	—	—	—	(0.28)	(0.40)
Total Distributions	(0.36)	(0.33)	(0.31)	(0.20)	(0.44)	(0.58)
Net Asset Value, End of Period	$9.19	$9.20	$8.89	$9.25	$9.53	$11.05
Total Return(c),(d)	3.79%	7.25%	(0.51)%	(0.82)%	(10.11)%	3.90%
Ratios to Average Net Assets:
Net Expenses(e),(f)	1.51%	1.53%	1.54%	1.56%	1.54%	1.53%
Net Investment Income (Loss)(e)	3.81%	3.60%	3.55%	2.85%	1.51%	1.50%
Gross Expenses(e),(f)	1.62%	1.68%	1.93%	2.82%	1.99%	2.60%
Supplemental Data:
Net Assets at end of period (000's)	$25,003	$23,307	$10,474	$1,594	$2,059	$2,544
Portfolio Turnover(c),(g)	69%	51%	36%	42%	65%	69%
(a)
Effective April 30, 2023, the Fund’s fiscal year-end changed from July 31 to April 30.
(b)
Per share net investment income (loss) has been calculated using the average daily shares method.
(c)
Not annualized for periods less than one year.
(d)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return. Excludes any applicable sales charges, including contingent deferred sales charges. Total return would be reduced if sales charges were taken into account.
(e)
Annualized for periods less than one year.
(f)
Does not include acquired fund fees and expenses, if any.
(g)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
54

Victory Core Plus Intermediate Bond Fund

	Class R6
For a Share Outstanding Throughout Each Period	Year Ended 4/30/26	Year Ended 4/30/25	Year Ended 4/30/24	9 Months Ended 4/30/23(a)	Year Ended 7/31/22	Year Ended 7/31/21
Net Asset Value, Beginning of Period	$9.20	$8.90	$9.26	$9.54	$11.06	$11.22
Investment Activities:
Net investment income (loss)(b)	0.45	0.43	0.42	0.28	0.27	0.29
Net realized and unrealized gains (losses)	—(c)	0.30	(0.37)	(0.29)	(1.24)	0.25
Total from Investment Activities	0.45	0.73	0.05	(0.01)	(0.97)	0.54
Distributions to Shareholders from:
Net investment income	(0.46)	(0.43)	(0.41)	(0.27)	(0.27)	(0.30)
Net realized gains	—	—	—	—	(0.28)	(0.40)
Total Distributions	(0.46)	(0.43)	(0.41)	(0.27)	(0.55)	(0.70)
Net Asset Value, End of Period	$9.19	$9.20	$8.90	$9.26	$9.54	$11.06
Total Return(d),(e)	4.92%	8.32%	0.62%	0.03%	(9.08)%	4.97%
Ratios to Average Net Assets:
Net Expenses(f),(g)	0.42%	0.41%	0.42%	0.42%	0.41%	0.42%
Net Investment Income (Loss)(f)	4.90%	4.70%	4.62%	4.04%	2.70%	2.65%
Gross Expenses(f),(g)	0.42%	0.43%	0.42%	0.44%	0.43%	0.46%
Supplemental Data:
Net Assets at end of period (000's)	$1,198,744	$967,602	$684,819	$284,153	$163,640	$87,708
Portfolio Turnover(d),(h)	69%	51%	36%	42%	65%	69%
(a)
Effective April 30, 2023, the Fund’s fiscal year-end changed from July 31 to April 30.
(b)
Per share net investment income (loss) has been calculated using the average daily shares method.
(c)
Amount is less than $0.005 per share.
(d)
Not annualized for periods less than one year.
(e)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.
(f)
Annualized for periods less than one year.
(g)
Does not include acquired fund fees and expenses, if any.
(h)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
55

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

The availability of certain initial and contingent deferred sales charge reductions and waivers may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. The following information about variations in sales charge reductions and waivers is applicable only to investors who purchase Fund shares through a Merrill Lynch, Ameriprise Financial, Morgan Stanley Wealth Management, Raymond James, Janney Montgomery Scott LLC, Edward D. Jones & Co. LP, Oppenheimer & Co. Inc., Stifel, Nicolaus & Company, Incorporated, Robert W. Baird & Co., J.P. Morgan Securities LLC, or Wells Fargo Advisors Financial Network, LLC platform or account.
In all instances, it is your responsibility to notify the Fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive those reductions and waivers.
Ameriprise Financial
Front-end sales charge reductions on Class A shares purchased through Ameriprise Financial
Shareholders purchasing Class A shares of the Fund through an Ameriprise Financial platform or account are eligible only for the following sales charge reductions, which may differ from those disclosed elsewhere in this Prospectus or the SAI. Such shareholders can reduce their initial sales charge on the purchase of Class A shares as follows:
◼
Transaction size breakpoints, as described in this Prospectus or the SAI.
◼
Rights of accumulation (“ROA”), as described in this Prospectus or the SAI.
◼
Letter of intent, as described in this Prospectus or the SAI.
Front-end sales charge waivers on Class A shares purchased through Ameriprise Financial
Shareholders purchasing Class A shares of the Fund through an Ameriprise Financial platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this Prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:
◼
shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SARSEPs.
◼
shares purchased through reinvestment of capital gains and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).
◼
shares exchanged from Class C shares of the same fund in the month of or following the seven-year anniversary of the purchase date. To the extent that this Prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this Prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.
◼
shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
56

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

◼
shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
◼
shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement).
CDSC waivers on Class A and C shares purchased through Ameriprise Financial
Fund shares purchased through an Ameriprise Financial platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this Prospectus or the SAI:
◼
redemptions due to death or disability of the shareholder
◼
shares sold as part of a systematic withdrawal plan as described in this Prospectus or the SAI
◼
redemptions made in connection with a return of excess contributions from an IRA account
◼
shares purchased through a Right of Reinstatement (as defined above)
◼
redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
57

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

Edward D. Jones & Co., LP (“Edward Jones”)
The following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund Prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the Victory Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints
◼
Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the Prospectus.
Rights of Accumulation (“ROA”)
◼
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of the Victory Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.
◼
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
◼
ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent (“LOI”)
◼
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if the LOI is not met.
◼
If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.
58

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:
◼
Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones' policies and procedures.
◼
Shares purchased in an Edward Jones fee-based program.
◼
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
◼
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front load and one of the following (“Right of Reinstatement”):
◼
The redemption and repurchase occur in the same account.
◼
The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.
◼
The Right of Reinstatement excludes systematic or automatic transactions including, but not limited to, purchases made through payroll deductions, liquidations to cover account fees, and reinvestments from non-mutual fund products.
◼
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the Prospectus.
◼
Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
◼
Purchases of Class 529-A shares through a rollover from either another education savings plan or a security used for qualified distributions.
◼
Purchases of Class 529-A shares made for recontribution of refunded amounts.
Contingent Deferred Sales Charge (“CDSC”) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
◼
The death or disability of the shareholder.
◼
Systematic withdrawals with up to 10% per year of account value.
◼
Return of excess contributions from an Individual Retirement Account (IRA).
◼
Shares redeemed as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
◼
Shares redeemed to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
◼
Shares exchanged in an Edward Jones fee-based program.
◼
Shares acquired through NAV reinstatement.
◼
Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.
59

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts
◼
Initial purchase minimum: $250
◼
Subsequent purchase minimum: none
Minimum Balances
◼
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
◼
A fee-based account held on an Edward Jones platform.
◼
A 529 account held on an Edward Jones platform.
◼
An account with an active systematic investment plan or LOI.
Exchanging Share Classes
◼
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares of the same fund.
60

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

Janney Montgomery Scott LLC (“Janney”)
Shareholders purchasing fund shares through a Janney brokerage account will be eligible only for the following load waivers (front-end sales charge waivers and CDSC, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's Prospectus or SAI.
Front-End Sales Charge Waivers on Class A shares available at Janney
◼
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
◼
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney
◼
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Right of Reinstatement)
◼
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SARSEPs or Keogh plans
◼
Shares acquired through a Right of Reinstatement
◼
Class C shares that are no longer subject to a CDSC and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures
CDSC Waivers on Class A and C shares available at Janney
◼
Shares sold upon the death or disability of the shareholder
◼
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus
◼
Shares purchased in connection with a return of excess contributions from an IRA account
◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s Prospectus
◼
Shares sold to pay Janney fees but only if the transaction is initiated by Janney
◼
Shares acquired through a Right of Reinstatement
◼
Shares exchanged into the same share class of a different fund
Front-End Load Discounts available at Janney: Breakpoints, Rights of Accumulation and/or letters of intent1
◼
Breakpoints as described in this Prospectus
◼
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
◼
Letters of intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets
1 Also referred to as an “initial sales charge”
61

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

J.P. Morgan Securities LLC
If you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or Statement of Additional Information.
Front-End Sales Charge Waivers on Class A Shares available at J.P. Morgan Securities LLC
◼
Shares exchanged from Class C (i.e. level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy.
◼
Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans.  For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SARSEPs or 501(c)(3) accounts.
◼
Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.
◼
Shares purchased through rights of reinstatement.
◼
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
◼
Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.
Class C to Class A Share Conversion
◼
A shareholder in the Fund’s Class C shares will have their shares converted to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.
CDSC Waivers on Class A and C Shares available at J.P. Morgan Securities LLC
◼
Shares sold upon the death or disability of the shareholder.
◼
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.
◼
Shares purchased in connection with a return of excess contributions from an IRA account.
◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
◼
Shares acquired through a right of reinstatement.
Front-end load Discounts Available at J.P. Morgan Securities LLC: Breakpoints, Rights of Accumulation & Letters of Intent
◼
Breakpoints as described in the Prospectus.
◼
Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the Fund’s Prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.
◼
Letters of Intent (“LOI”), which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).
62

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

Merrill Lynch (“Merrill”)
Purchases or sales of front-end (for example, Class A) or level-load (for example, Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Fund’s Prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.
It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.
Additional information on waivers, discounts, and share class exchanges is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.
Front-end Load Waivers Available at Merrill
◼
Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SARSEPs, or Keogh plans
◼
Shares purchased through a Merrill investment advisory program
◼
Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account
◼
Shares purchased through the Merrill Edge Self-Directed platform
◼
Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account
◼
Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement
◼
Shares purchased by eligible persons associated with the fund as defined in this Prospectus (e.g. the fund’s officers or trustees)
◼
Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement
Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-end, Back-end, and Level-Load Shares Available at Merrill
◼
Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22(e)(3))
◼
Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement
◼
Shares sold due to return of excess contributions from an IRA account
63

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation
◼
Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SARSEPs, or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund
Front-end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent
◼
Breakpoint discounts, as described in this Prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement
◼
Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household
◼
Assets not held at Merrill will no longer be included in the ROA calculation. For more detail on the timing and calculation, please refer to the Merrill SLWD Supplement.
◼
Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement
◼
Merrill will no longer accept new LOIs. For more detail on the timing, please refer to the Merrill
SLWD Supplement.
64

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

Morgan Stanley Wealth Management
Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Fund's Prospectus or SAI.
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley
◼
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SARSEPs or Keogh plans
◼
Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules
◼
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
◼
Shares purchased through a Morgan Stanley self-directed brokerage account
◼
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
◼
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge
65

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

Oppenheimer & Co. Inc. (“OPCO”)
Shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI.
Front-End Sales Charge Waivers on Class A Shares available at OPCO
◼
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
◼
Shares purchased by or through a 529 Plan
◼
Shares purchased through an OPCO affiliated investment advisory program
◼
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
◼
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)
◼
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO
◼
Employees and registered representatives of OPCO or its affiliates and their family members
◼
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this Prospectus
CDSC Waivers on A and C Shares available at OPCO
◼
Death or disability of the shareholder
◼
Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus
◼
Return of excess contributions from an IRA Account
◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus
◼
Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
◼
Shares acquired through a Right of Reinstatement
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
◼
Breakpoints as described in this Prospectus
◼
Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
66

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)
Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's Prospectus or SAI.
Front-End Sales Charge Waivers on Class A Shares available at Raymond James
◼
Shares purchased in an investment advisory program
◼
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions
◼
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James
◼
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)
◼
A shareholder in the Fund's Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James
CDSC Waivers on Classes A and C Shares available at Raymond James
◼
Death or disability of the shareholder
◼
Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus
◼
Return of excess contributions from an IRA Account
◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Fund's Prospectus
◼
Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James
◼
Shares acquired through a Right of Reinstatement
Front-End Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent
◼
Breakpoints as described in this Prospectus
◼
Rights of Accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets
◼
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets
67

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

Robert W. Baird & Co. (“Baird”)
Shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.
Front-End Sales Charge Waivers on Investors A shares Available at Baird
◼
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund
◼
Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird
◼
Shares purchased within 90 days following a redemption from a Fund, provided (1) the redemption and purchase occur within the purchaser’s Baird household and (2) the redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement)
◼
A shareholder in the Fund’s Investor C Shares will have their shares converted at net asset value to Investor A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird
◼
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SARSEPs
CDSC Waivers on Investor A and C shares Available at Baird
◼
Shares sold due to death or disability of the shareholder
◼
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus
◼
Shares bought due to returns of excess contributions from an IRA Account
◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s Prospectus
◼
Shares sold to pay Baird fees but only if the transaction is initiated by Baird
◼
Shares acquired through a right of reinstatement
Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations
◼
Breakpoints as described in this Prospectus
◼
Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Fund assets held by accounts within the purchaser’s household at Baird. Eligible Fund assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets
◼
Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of a Victory
Fund through Baird, over a 13-month period of time
68

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

Stifel, Nicolaus & Company, Incorporated (“Stifel”)
Shareholders purchasing or holding Victory Fund shares, including existing fund shareholders, through a Stifel or affiliated platform that provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge load waivers (including front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the Fund’s SAI.
Class A Shares
As described elsewhere in this Prospectus, Stifel may receive compensation out of the front-end sales charge if you purchase Class A shares through Stifel.
Rights of accumulation
Rights of accumulation (“ROA”) that entitle shareholders to breakpoint discounts on front-end sales charges will be calculated by Stifel based on the aggregated holding of eligible assets in the Victory Funds held by accounts within the purchaser’s household at Stifel. Ineligible assets include Class A Money Market Funds not assessed a sales charge. Fund Family assets not held at Stifel may be included in the calculation of ROA only if the shareholder notifies his or her financial advisor about such assets.
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
Front-end sales charge waivers on Class A shares available at Stifel
◼
Class C shares that have been held for more than seven (7) years may be converted to Class A shares or other front-end share class(es) of the same fund pursuant to Stifel’s policies and procedures. To the extent that this Prospectus elsewhere provides for a waiver with respect to the exchange or conversion of such shares following a shorter holding period, those provisions shall continue to apply.
◼
Shares purchased by employees and registered representatives of Stifel or its affiliates and their family members as designated by Stifel.
◼
Shares purchased in a Stifel fee-based advisory program, often referred to as a “wrap” program.
◼
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same or other fund within the Victory Funds.
◼
Shares purchased from the proceeds of redeemed shares of Victory Funds so long as the proceeds are from the sale of shares from an account with the same owner/beneficiary within 90 days of the purchase. For the absence of doubt, automated transactions (i.e. systematic purchases, including salary deferral transactions and withdrawals) and purchases made after shares are sold to cover Stifel Nicolaus’ account maintenance fees are not eligible for rights of reinstatement.
◼
Shares from rollovers into Stifel from retirement plans to IRAs.
◼
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the direction of Stifel. Stifel is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this Prospectus.
◼
Purchases of Class 529-A shares through a rollover from another 529 plan.
◼
Purchases of Class 529-A shares made for reinvestment of refunded amounts.
◼
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes
69

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

of this provision, employer sponsored retirement plans do not include SEP IRAs, Simple IRAs or SARSEPs.
◼
Charitable organizations and foundations, notably 501(c)(3) organizations.
Contingent Deferred Sales Charges Waivers on Class A and C Shares
◼
Death or disability of the shareholder or, in the case of 529 plans, the account beneficiary.
◼
Shares sold as part of a systematic withdrawal plan not to exceed 12% annually.
◼
Return of excess contributions from an IRA Account.
◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.
◼
Shares acquired through a right of reinstatement.
◼
Shares sold to pay Stifel fees or costs in such cases where the transaction is initiated by Stifel.
◼
Shares exchanged or sold in a Stifel fee-based program.
Share Class Conversions in Advisory Accounts
◼
Stifel continually looks to provide our clients with the lowest cost share class available based on account type. Stifel reserves the right to convert shares to the lowest cost share class available at
Stifel upon transfer of shares into an advisory program.
70

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

Wells Fargo Advisors Financial Network, LLC (collectively, “Wells Fargo Advisors”)
Wells Fargo Clearing Services, LLC operates a First Clearing business, but these rules are not intended to include First Clearing firms.
Clients of Wells Fargo Advisors purchasing fund shares through Wells Fargo Advisors are eligible for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the Prospectus or statement of additional information (“SAI”). In all instances, it is the investor's responsibility to inform Wells Fargo Advisors at the time of purchase of any relationship, holdings, or other facts qualifying the investor for discounts or waivers. Wells Fargo Advisors can ask for documentation supporting the qualification.
Wells Fargo Advisors Class A share front-end sales charge waivers information
Wells Fargo Advisors clients purchasing or converting to Class A shares of the fund in a Wells Fargo Advisors brokerage account are entitled to a waiver of the front-end load in the following circumstances:
◼
Wells Fargo Advisors employee and employee-related accounts according to Wells Fargo Advisor’s employee account linking rules. Legacy accounts and positions receiving affiliate discounts prior to the effective date will continue to receive discounts. Going forward employees of affiliate businesses will not be offered NAV.
◼
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.
WellsTrade, the firm’s online self-directed brokerage account, generally offers no-load share classes but there could be instances where a Class A share is offered without a front-end sales charge.
Wells Fargo Advisors Class 529-A share front-end sales charge waivers information
Wells Fargo Advisors clients purchasing or converting to Class 529-A shares of the fund through Wells Fargo Advisors transactional brokerage accounts are entitled to a waiver of the front-end load in the following circumstances:
◼
Shares purchased through a rollover from another 529 plan.
◼
Recontribution(s) of distributed funds are only allowed during the NAV reinstatement period as dictated by the sponsor’s specifications outlined by the plan.
Wells Fargo Advisors is not able to apply the NAV Reinstatement privilege for 529 Plan account purchases placed directly at the fund company. Investors wishing to utilize this privilege outside of Wells Fargo systems will need to do so directly with the Plan or a financial intermediary that supports this feature.
Unless specifically described above, other front-end load waivers are not available on mutual fund purchases through Wells Fargo Advisors.
Wells Fargo Advisors Contingent Deferred Sales Charge information
◼
Contingent deferred sales charges (CDSC) imposed on fund redemptions will not be rebated based on future purchases.
Wells Fargo Advisors Class A front-end load discounts
Wells Fargo Advisors Clients purchasing Class A shares of the fund through Wells Fargo Advisors brokerage accounts will follow the following aggregation rules for breakpoint discounts:
◼
SEP or SIMPLE IRAs will not be aggregated as a group plan. They will aggregate with the client’s
71

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

personal accounts based on Social Security Number. Previously established SEP and SIMPLE IRAs may still be aggregated as a group plan.
◼
Employer-sponsored retirement plan (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans) accounts will aggregate with other plan accounts under the same Tax ID and will not be aggregated with other retirement plan accounts under a different Tax ID or personal accounts. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SARSEPs or Keogh plans.
◼
Gift of shares will not be considered when determining breakpoint discounts
72

73

74

75

40045-0926
By mail:
Victory Funds
P.O. Box 182903
Columbus, OH 43218-2903

P.O. Box 182903
Columbus, OH 43218-2903
Statement of Additional Information (“SAI”): A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference into this Prospectus, which means it is legally part of the prospectus.
Annual/Semi-Annual Reports and Form N-CSR: The Fund's annual and semi-annual reports to shareholders and Form N-CSR contain more information about the Fund's investments. The annual shareholder report also includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal period. The Fund's Form N-CSR filings contain the Fund's annual and semi-annual financial statements.
How to Obtain Information: You may obtain a free copy of the SAI, annual and semi-annual reports and other information such as Fund financial statements and ask questions about the Fund or your accounts, online at VictoryFunds.com, by contacting the Fund at the following address or telephone number, or by contacting your financial intermediary.
By telephone:
Call Victory Funds at
(800) 235-8396
You also can obtain information about the Fund (including the SAI, other reports, and other information such as Fund financial statements) from the SEC on the SEC’s EDGAR database at sec.gov or, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov
Investment Company Act File No. 811-7852

September 1, 2026
Prospectus
Victory Global Managed Volatility Fund
Fund Shares	Institutional Shares	Class A	Class C	Class R6
UGMVX	UGOFX	—	—	—
The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
vcm.com
(800) 235-8396

Victory Global Managed Volatility Fund Summary
Investment Objective
The Victory Global Managed Volatility Fund (the “Fund”) seeks to attain long-term capital appreciation while attempting to reduce volatility during unfavorable market conditions.
Fund Fees and Expenses
The tables below describe the fees and expenses that you may pay, if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Shareholder Fees
(paid directly from your investment)
	Fund Shares	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of purchase or sale price)	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%
Other Expenses	0.53%	0.20%
Total Annual Fund Operating Expenses	1.13%	0.80%
Fee Waiver/Expense Reimbursement[1]	(0.23)%	(0.10)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1]	0.90%	0.70%
1
Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual fund operating expenses (excluding certain items such as acquired fund fees and expenses, if any, interest, taxes, brokerage commissions, capitalized expenses, and other extraordinary expenses) do not exceed an annual rate of 0.90% and 0.70% of the Fund’s Shares and Institutional Shares, respectively, through at least August 31, 2027. The Adviser is permitted to recoup management fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund’s Board of Trustees.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund’s operating expenses remain the same, and the expense limitation agreement for each class of shares is not continued beyond its expiration date.
	1 Year	3 Years	5 Years	10 Years
Fund Shares	$92	$336	$600	$1,354
Institutional Shares	$72	$245	$434	$980
1

Victory Global Managed Volatility Fund Summary
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the most recent fiscal year, the Fund's portfolio turnover rate was 77% of the average value of its portfolio.
Principal Investment Strategy
The Fund’s principal strategy is to combine a portfolio of domestic and foreign equity securities, including emerging markets securities, designed to provide growth with lower volatility. The Fund primarily invests in stocks that exhibit high-quality characteristics such as high levels of profitability and stable earnings, which may lower volatility in the Fund’s returns. The Fund uses quantitative analysis to allocate exposure to various quality factors to limit the amount of risk any individual factor contributes to the Fund and to reduce the Fund’s volatility. The Fund’s portfolio construction process generally seeks to maintain a target beta below the MSCI All-Country World Index (the “benchmark”), which the portfolio manager believes will provide the potential for long-term capital appreciation while maintaining lower volatility than the benchmark.
To a limited extent, the Fund may invest in exchange-traded funds (“ETF”) and affiliated ETFs. Additionally, in certain instances, the Fund may use alternative investment strategies such as an option-based risk-management strategy, which involves purchasing and selling options on component indices or corresponding ETFs. This option strategy may not fully protect the Fund against declines in the value of its portfolio, and the Fund could experience a loss. The Fund can also invest in other derivatives, including equity futures. Futures typically are used as a liquid and economical means of managing tactical allocations to asset classes or factors.
Principal Risks
The Fund’s investments are subject to the following principal risks:
General Market Risk – Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, imposition of tariffs, sanctions against a particular foreign country, its nationals, businesses or industries, and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes may add to instability in global economies and markets generally and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.
Equity Securities Risk – The values of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general market, economic, and political conditions, and other factors. A company’s earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, tariffs, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or may last for extended periods. Equity securities have the lowest priority, and the greatest risk, with respect to dividends and any liquidation payments in the event of an issuer’s bankruptcy.
Foreign Securities Risk – Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Global markets, or those in a particular region, may all react in
2

Victory Global Managed Volatility Fund Summary
similar fashion to important political, economic, or other developments. Events and evolving conditions in certain economies or markets, including with respect to tariffs or sanctions, may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile.
Emerging Markets Risk – Foreign securities risk can be particularly heightened because investments in emerging market countries generally are more volatile than investments in developed markets. Emerging market countries are less economically diverse and mature than more developed countries and tend to be politically less stable. The governments of emerging market countries may be more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. In addition, the economies of emerging market countries may be dependent on relatively few industries that are more susceptible to local and global changes. Emerging market countries may also have less developed legal and accounting systems, and their legal systems may deal with issuer bankruptcies and defaults differently than U.S. law would.
Sector Risk – To the extent the Fund invests in one or more sectors, such as the information technology sector, it is subject to the risks faced by these companies, such as intense competition and potentially rapid product obsolescence. Information technology companies also are heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights.
Factor-Based Investment Risk – Quantitative tools used by portfolio management analyzes stocks and other potential investments based on various investment characteristics or “factors,” which may be out of favor or may not produce the best results over periods of time. In addition, the effectiveness of the quantitative analysis of securities will significantly impact the success of the Fund’s investment strategy. A portfolio using quantitative analysis may underperform the market as a whole versus a portfolio using a different approach, such as fundamental analysis. The factors used in quantitative analysis and the emphasis placed on those factors may not be predictive of a security’s value. Further, factors that affect a security’s value can change over time and may not be reflected in the Fund’s portfolio. Therefore, the Fund may have a lower return than if it were managed using a strategy that did not include quantitative analysis.
ETF Risk – ETFs, which generally are registered investment companies, incur their own management and other fees and expenses, such as trustees’ fees, operating expenses, registration fees, and marketing expenses, a proportionate share of which will be borne indirectly by the Fund as a shareholder in an ETF. As a result, the Fund’s investment in an ETF will cause the Fund to indirectly bear the fees and expenses of the ETF and, in turn, the Fund’s performance may be lower than if the Fund were to invest directly in the underlying securities held by the ETF. For investments in affiliated ETFs, the Fund’s management fee is reimbursed by the Adviser to the extent of the indirect management fee incurred through the Fund’s investment in the affiliated ETFs. The Adviser may have conflicts of interest in allocating assets among affiliated and unaffiliated ETFs, because the Adviser also manages and administers the affiliated ETFs, and the Adviser and its affiliates receive other fees from the affiliated ETFs. In addition, the Fund also will be subject to the risks associated with the securities or other investments held by the ETFs.
Derivatives Risk – The Fund may invest in futures, options, and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, ETFs, or currency to which it relates; the risk that the use of derivatives may not have the intended effects and may result in losses, underperformance, or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund’s market exposure, magnify investment risks and losses, and cause losses to be realized more quickly. There is no guarantee that derivative techniques will be employed or that they
3

Victory Global Managed Volatility Fund Summary
will work as intended, and their use could lower returns or even result in losses to the Fund. In addition, current regulations may limit the Fund’s ability to invest in derivatives.
Options Risk – The Fund could experience a loss in the options portion of the portfolio, particularly during periods when market values are increasing but market volatility is high. When it sells index or corresponding ETF call options, the Fund receives cash but limits its opportunity to profit from an increase in the market value of its stock portfolio. When the Fund purchases index or corresponding ETF put options, it risks the loss of the cash paid for the options. At times, the Fund may not own put options, which increases exposure to a market decline. When the Fund simultaneously buys index put options and sells index put options to fund the purchases, resulting in an index put spread, the Fund has increased exposure to further market decline if the market price of the index falls below the strike price of the short index put option.
Leveraging Risk – The Fund is subject to the risk associated with securities or practices that multiply small price movements into large changes in value. The more the Fund invests in leveraged instruments or strategies that use leveraged instruments, the more this leverage will magnify any losses on those investments.
Liquidity Risk – The risk of investing in securities that generally are less liquid than higher-quality securities is referred to as liquidity risk. The market for lower-quality issues generally is less liquid than the market for higher-quality issues. Therefore, large purchases or sales could cause sudden and significant price changes in these securities. Many lower-quality issues do not trade frequently; however, when they do trade, the trade price may be substantially higher or lower than expected.
Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. By itself, the Fund does not constitute a complete investment plan. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.
An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Investment Performance
The following bar chart and table are intended to help you understand some indication of the risks of investing in the Fund. The bar chart illustrates the Fund Shares' volatility by showing how performance has varied from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the share classes for the periods indicated compared to those of the Fund's regulatory broad-based securities market index and another comparative index with investment characteristics similar to those of the Fund. We assume reinvestment of dividends and distributions.
Performance data for the classes varies based on differences in their fee and expense structures and reflects any expense limitations in effect during the periods shown. Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. The Fund’s most current performance information is available on the Fund’s website at vcm.com or by calling (800) 235-8396.
4

Victory Global Managed Volatility Fund Summary
Calendar Year Returns for Fund Shares

30%
20%
10%
0%
-10%
-20%
6.39%
20.95%
-8.78%
21.69%
6.25%
21.00%
-15.78%
19.47%
13.15%
16.74%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter	14.73%	June 30, 2020
Lowest Quarter	-21.42%	March 31, 2020

Year-to-date return	13.61%	June 30, 2026

Average Annual Total Returns (For the Periods Ended December 31, 2025)	1 Year	5 Years	10 Years
FUND SHARES Before Taxes	16.74%	9.97%	9.33%
FUND SHARES After Taxes on Distributions	11.92%	7.12%	7.40%
FUND SHARES After Taxes on Distributions and Sale of Fund Shares	13.30%	7.35%	7.12%
INSTITUTIONAL SHARES Before Taxes	16.90%	10.19%	9.54%
Indices
MSCI All Country World Index reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes	22.34%	11.19%	11.72%
Global Managed Volatility Composite Index reflects no deduction for fees, expenses, or taxes[1]	14.14%	8.75%	8.93%
1
The Global Managed Volatility Composite Index is a combination of unmanaged indexes representing the Fund’s model allocation and consists of the MSCI All-Country World Index (70%) and the Bloomberg 1-3 Month US Treasury Bill (30%).
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (“IRA”) or 401(k) plan, the after-tax returns shown in the table are not relevant to you. Please note that after-tax returns are only shown for the Fund Shares and may differ for each share class.
5

Victory Global Managed Volatility Fund Summary
Management of the Fund
Investment Adviser
Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser.
The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. The portfolio managers primarily responsible for the day-to-day management of all or a portion of the Fund are members of the Adviser’s Victory Solutions platform.
Portfolio Management
	Title	Tenure with the Fund
Mannik S. Dhillon, CFA, CAIA	President, Investment Franchises & Solutions	Since 2019
Lance Humphrey, CFA	Senior Portfolio Manager and Head of Portfolio Management, VictoryShares and Solutions	Since 2016
Purchase and Sale of Fund Shares
Investment Minimums	Fund Shares	Institutional Shares
Minimum Initial Investment	$3,000	$1,000,000
Minimum Subsequent Investments	$50	None
You may purchase or sell Fund Shares on any business day through vcm.com or by telephone at (800) 235-8396. You also may purchase or sell Fund Shares through certain other financial intermediaries. If you have opened an account directly with the Fund, you also may purchase and sell Fund Shares by mail at P.O. Box 182903, Columbus, OH 43218-2903. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Institutional Shares are not offered for sale directly to the general public. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Certain broker-dealers and other financial intermediaries (such as a bank) may establish higher or lower minimum initial and subsequent investment amounts to which you may be subject if you invest through them.
When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value (“NAV”) after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.
Tax Information
The Fund intends to make distributions that generally will be taxed to you as ordinary income or long-term capital gains, unless you are a tax-exempt investor or you invest through an IRA, 401(k) plan, or other tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).
6

Victory Global Managed Volatility Fund Summary
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.
7

Additional Fund Information

Victory Capital Management Inc., which we refer to as the “Adviser” throughout the Prospectus, manages the Fund.
The Fund is managed by the Adviser who also manages other funds, each having distinct investment management objectives, strategies, risks, and policies. Together, these funds are referred to in this Prospectus as the “Victory Funds” or, more simply, the “Funds.”
The Fund seeks to attain long-term capital appreciation while attempting to reduce volatility during unfavorable market conditions. The Fund’s Board of Trustees (the “Board”) may change the investment objective without shareholder approval. The Fund will provide shareholders notice of any such change.
The Fund’s principal strategy is to combine a portfolio of domestic and foreign equity securities, including emerging markets securities within all market capitalizations (including small, mid, and large cap), designed to provide growth with lower volatility. The Fund primarily invests in stocks that exhibit high-quality characteristics such as high levels of profitability and stable earnings, which may lower volatility in the Fund’s returns. The Fund uses quantitative analysis to allocate exposure to various quality factors to limit the amount of risk any individual factor contributes to the Fund and to reduce the Fund’s volatility. The Fund’s portfolio construction process generally seeks to maintain a target beta below the MSCI All-Country World Index (“benchmark”), which the portfolio manager believes will provide the potential for long-term capital appreciation while maintaining lower volatility than the benchmark. The Fund’s portfolio may be allocated up to 100% in either domestic or foreign and emerging markets securities.
The Fund also may invest in a broad range of fixed-income securities (both investment grade and non-investment grade).
The Fund’s investments are intended to provide investors with a diversified investment in a single mutual fund. Equity securities, including U.S. stocks, provide the potential for long-term capital appreciation. Foreign and emerging markets stocks provide the potential for appreciation during periods of adverse economic and market conditions in the United States. Fixed-income securities, including bonds and money market instruments, provide the potential for current income, safety of principal in periods of deflation, and a means for temporary investment of cash balances arising in the normal course of business.
The Fund may consider various non-financial factors, where applicable, through quantitative models or qualitative assessments, including, for example, third-party sustainability ratings or governance and risk-related factors. Any consideration of such factors is only one part of the investment process and may have little to no weight on investment decisions, whether on an individual security basis or in the context of overall portfolio construction.
The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies as a response to adverse market, economic, political, or other conditions. The effect of taking such a temporary defensive position is that the Fund may not achieve its investment objective.
Victory Solutions
We use quantitative analysis to identify companies that generally meet one of the following criteria: exhibit high levels of profitability, maintain stable fundamental levels, and/or have strong balance sheet metrics. Decisions to buy and sell securities are based on changes to risk or factor exposures, as determined by the portfolio managers using quantitative analysis, in order to maintain a low volatility profile for the Fund.
8

Investments

The following describes the types of securities the Fund may purchase under normal market conditions to achieve its principal investment strategy. The Fund may not necessarily buy all of the securities listed below.
Bonds
A debt instrument representing the contractual obligation of an issuer to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) on a specified date. Bonds may be issued in a variety of forms and by different types of issuers, such as:
◼
Corporate debt securities – Bonds and other debt instruments issued by corporations and similar entities.
◼
Obligations of U.S., state, and local governments, their agencies and instrumentalities – In general, the debt obligations (of which some, but not all, are supported by the taxing power of the government) of certain governmental entities.
◼
Mortgage- and asset-backed securities – Generally, securities representing a pool of mortgages or other expected streams of payments, such as credit card receivables or automobile loans, which are packaged together and sold to investors who then are entitled to the payments of interest and principal. Types of mortgage-backed securities in which the Fund may invest include, but are not limited to, collateralized mortgage obligations (“CMO”), commercial mortgage-backed securities (“CMBS”), and interest-only CMBS.
Convertible Securities
Bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes, the credit quality of the issuer, and the price of the underlying common stock.
Derivatives
The Fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies, or securities), including futures contracts, options contracts, and swaps, to manage its exposure to changes in securities prices and foreign currencies, in an effort to enhance income, and to protect the value of portfolio securities. The Fund also may use derivatives in circumstances where the portfolio managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.
Equity Securities
Can include common stocks, preferred stocks, convertible securities, and depositary receipts for such securities, which may be listed on securities exchanges, traded in various over-the-counter markets, or have no organized markets.
Foreign Securities
Can include common stock and convertible preferred stock of non-U.S. companies. Also may include American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”), which are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies, and exchange-traded funds (“ETFs”) that invest in foreign companies.
Illiquid Securities
Up to 15% of the Fund’s net assets may be invested in illiquid securities, which are securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities.
9

Investments

Leveraged Loans
Generally includes adjustable-rate bank loans made to companies rated below investment grade. The interest rates typically are reset periodically based upon the fluctuations of a base interest rate and a “spread” above that base interest rate that represents a risk premium to the lending banks and/or other participating investors.
Exchange-Traded Funds (“ETFs”)
ETFs are, with a few exceptions, open-end investment companies that trade on exchanges throughout the day. ETFs typically track a market index or specific sectors or segments of the stock or bond markets. ETFs also may focus on specific equity styles, such as large-cap growth or small-cap value, or factors, such as momentum or value. Because they trade like stocks, ETFs offer trading flexibility desired by both individuals and institutions.
Preferred Stocks
An equity security of a company with a specified dividend that may or may not fluctuate. Preferred stocks rank after bonds and before common stocks in claims on income for dividend payments and on assets should the company be liquidated.
Repurchase Agreements
A transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller at an agreed upon price on an agreed upon date, the resale price of which reflects the purchase price plus an agreed upon market rate of interest.
Additional Fund Strategies. The Adviser may use other types of investment strategies in pursuing the Fund's overall investment objective. The following describes the types of securities or techniques that the Adviser may purchase or investment techniques the Adviser may employ that are not considered to be a part of the Fund's principal investment strategies. Additional securities and techniques are described in the Fund's SAI.
Option-Based Risk-Management Strategy
In certain instances, the Fund may implement an option-based risk-management strategy, which involves purchasing and selling options on indexes or corresponding ETFs. This strategy may not fully protect the Fund against declines in the value of its portfolio, and the Fund could experience a loss. We expect to implement this strategy at times when we believe stocks are significantly overpriced or are at materially elevated risk of a major sell-off based on the portfolio manager’s assessment of economic and market conditions.
As the seller of a call option, the Fund receives cash (the premium) from the purchaser. The purchaser of a call option has the right to any appreciation in the value of the underlying instrument over a fixed price (the exercise price) on a certain date in the future (the expiration date). If the purchaser does not exercise the option, the Fund retains the premium. If the purchaser exercises the option, the Fund pays the purchaser the difference between the price of the underlying instrument and the exercise price of the option. The premium, the exercise price, and the market value of the underlying instrument determines the gain or loss realized by the Fund as the seller of the call option. The Fund also can repurchase the call option prior to the expiration date, ending its obligation. In this case, the cost of repurchasing the option will determine the gain or loss realized by the Fund.
As the buyer of a put option, the Fund attempts to reduce losses on its stock portfolio from a significant market decline over a short period of time. The value of a put option generally increases as the market value of the underlying instrument decreases.
10

Investments

Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is, when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.
Selling index or ETF call options can reduce the risk of owning a stock portfolio, because declines in the value of the stock portfolio would be offset to the extent of the up-front cash (premium) received at the time of selling the call option. However, if the value of the index or ETF on which the option is based appreciates to a price higher than the option’s exercise price, it can be expected that the purchaser will exercise the option and the Fund will be obligated to pay the purchaser the difference between the exercise price and the appreciated value of the underlying instrument. Therefore, selling index or ETF call options also can limit the Fund’s opportunity to profit from an increase in the market value of the stock portfolio.
Purchasing index or ETF put options can reduce the risk of declines in the value of a stock portfolio, because a put option gives its purchaser, in return for a premium, the right to receive the difference between the exercise price of the option and any decline in the value of the index or ETF below the exercise price. However, the Fund risks losing all or part of the cash paid for purchasing put options if the value of the index or ETF does not decline below its exercise price. At times, the Fund may not own any put options, resulting in increased exposure to a market decline. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of the Fund’s option strategies.
Securities Lending
To enhance the return on its portfolio, the Fund may lend portfolio securities to brokers, dealers, and financial institutions to realize additional income under guidelines adopted by the Board. Each loan will be secured continuously by collateral in the form of cash, securities issued by the U.S. government or its agencies or instrumentalities.
11

Risk Factors

The following provides additional information about the Fund's principal risks and supplements the risks discussed in the Fund’s Summary section of this Prospectus.
Credit Risk: Credit risk is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk and may apply to certain other securities in which the Fund may invest. The Fund accepts some credit risk as a recognized means to enhance investors’ return. Market events may affect the creditworthiness of the issuer of a fixed-income security and may impair an issuer’s ability to timely meet its debt obligations as they come due.
When evaluating potential investments for the Fund, our analysts independently assess credit risk and its potential impact on the Fund’s portfolio. In addition, credit rating agencies may provide estimates of the credit quality of the potential investment. The ratings may not take into account every risk that interest and/or principal will be repaid on a timely basis. Lower credit ratings typically correspond to higher perceived credit risk and higher credit ratings typically correspond to lower perceived credit risk. Securities in the lowest-rated investment-grade category have speculative characteristics. Credit ratings do not provide assurance against default or other loss of money. Nevertheless, even investment-grade securities typically are subject to some credit risk. We also attempt to minimize the Fund’s overall credit risk by diversifying the Fund’s investments across many securities with slightly different risk characteristics and across different economic sectors and geographic regions. Thus, if a random credit event should occur, such as a default, the Fund generally would suffer a smaller loss than if the Fund were concentrated in relatively large holdings with highly correlated risks. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment.
Derivatives Risk: The Fund may invest in futures, options, swaps, and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, ETFs, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses, underperformance, or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund’s market exposure, magnify investment risks and losses, and cause losses to be realized more quickly. In addition, current regulation may limit the Fund’s ability to invest in derivatives. There is no guarantee that derivative techniques will be employed or that they will work as intended, and their use could lower returns or even result in losses to the Fund.
ETF Risk: ETFs, which generally are registered investment companies, incur their own management fees and other expenses, such as trustees’ fees, operating expenses, registration fees, and marketing expenses, a proportionate share of which would be borne by the Fund. As a result, an investment by the Fund in an ETF could cause the Fund’s operating expenses to be higher and, in turn, its performance to be lower than if it were to invest directly in the securities held by the ETF. For investments in affiliated Victory ETFs, the Fund’s management fee is reimbursed by the Adviser to the extent of the indirect management fee incurred through the Fund’s investment in the affiliated ETFs. The Adviser is subject to potential conflicts of interest in allocating assets among affiliated and unaffiliated ETFs because the Adviser is also responsible for managing and administering the affiliated ETFs and the Adviser and its affiliates receive other fees from the affiliated ETFs. In addition, the Fund will be exposed indirectly to all of the risks of the securities held by the ETFs.
Passive ETFs that invest in the securities and sectors contained in the indexes they seek to track do not attempt to take defensive positions in volatile or declining markets or under other conditions. Furthermore, such ETFs will be unable to duplicate exactly the performance of the underlying indexes they track.
12

Risk Factors

The price of an ETF is determined by supply and demand. Thus, ETFs do not necessarily trade at their net asset value (“NAV”), which means their shares may trade at a premium or discount.
In addition, although ETFs generally are listed on securities exchanges, there can be no assurances that an ETF will continue to satisfy the listing qualifications or that an active trading market for such ETFs will be maintained. Secondary market trading in ETFs also may be halted by a national securities exchange because of market conditions or for other reasons.
Foreign Securities Risk: Investing in foreign companies, including ADRs and GDRs, involves certain special risks. There is the possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; changes to trade policies and trade disputes; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; less publicly available information about foreign issuers; difficulties in obtaining legal judgments; and foreign withholding taxes. Foreign investing may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. Three risks that require additional consideration are:
◼
Emerging Markets Risk: Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that generally are less economically diverse and mature than those in the United States and to political systems that may be less stable. Investments in emerging markets may be subject to the risk of abrupt and severe price declines and their financial markets often lack liquidity. In addition, emerging market countries may be more likely than developed countries to experience rapid and significant adverse developments in their political or economic structures. Emerging market economies also may be overly reliant on particular industries, and more vulnerable to shifts in international trade, trade barriers, and other protectionist or retaliatory measures. Governments in many emerging market countries participate to a significant degree in their economies and securities markets. Some emerging market countries restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or may nationalize or expropriate the assets of private companies. Emerging market countries also may be subject to high inflation and rapid currency devaluations and currency-hedging techniques may be unavailable in certain emerging market countries.
◼
Political Risk: Political risk includes a greater potential for coups d’état, revolts, and expropriation by governmental organizations.
◼
European Economic Risk: The economies of European Union (“EU”) member countries and their trading partners, as well as the broader global economy, may be adversely affected by, among other things, changes in the Euro’s exchange rate; changes in EU or governmental regulations on trade; geopolitical and other events, including acts of terrorism, tensions, war or other open conflicts; and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact the Fund’s investments and cause it to lose money. Events in Europe may continue to impact the economies of every European country and their economic partners. The ongoing Russia-Ukraine conflict, the resulting responses by the United States and other countries, and the potential for wider conflict have had, and could continue to have, severe adverse effects on regional and global economies and could further increase volatility and uncertainty in the global financial markets. In addition, uncertainties regarding the viability of the EU have impacted and may continue to impact regional and global markets. There are ongoing concerns regarding the United Kingdom’s withdrawal from the EU, commonly referred to as “Brexit,” as well as the impact this withdrawal may have on other economies of European countries and/or their sovereign debt. Withdrawals from the EU could cause significant regional and global market disruption, which may negatively impact the Fund’s investments and cause it to lose money.
13

Risk Factors

General Market Risk: The Fund is subject to market risk, which is the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact a market as a whole and adverse market conditions may be prolonged and may not have the same impact on all types of securities. In addition, markets and market-participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.
Market turmoil may be reflected in perceptions of economic uncertainty, price volatility in the equity and debt markets, and fluctuating trading liquidity. In response, governments may adopt a variety of fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and lower interest rates. An unexpected or quick reversal of these policies could increase volatility in the equity and debt markets. Market conditions and economic risks could have a significant effect on domestic and international economies, and could add significantly to the risks of increased volatility and decreased liquidity for the Fund's portfolio. Equity securities tend to be more volatile than debt securities.
◼
Information Technology and Operations Risk: Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The information technology and other operational systems upon which a Fund’s service providers rely may be subject to cyber attack or other technological disruptions, and could otherwise disrupt the ability of these service providers to perform essential tasks for the Fund. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.
◼
Geopolitical/Natural Disaster Risk: Political and diplomatic events within the United States, including a contentious domestic political environment, changes in political party control of one or more branches of the U.S. government, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a U.S. government shutdown, and disagreements over, or threats not to increase, the U.S. government’s borrowing limit (or “debt ceiling”), as well as political and diplomatic events abroad, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. A downgrade of the ratings of U.S. government debt obligations, or concerns about the U.S. government’s credit quality in general, could have a substantial negative effect on the U.S. and global economies. Moreover, although the U.S. government has honored its credit obligations, there remains a possibility that the United States could default on its obligations. The consequences of such an unprecedented event are impossible to predict, but it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Fund’s investments. Similarly, environmental and public health risks, such as natural disasters or epidemics, or widespread fear that such events may occur, may impact markets and economies adversely and cause market volatility in both the short- and long-term.
14

Risk Factors

High-Yield/Junk Bond Risk: Fixed-income securities rated below investment grade (“junk” or high-yield bonds) should be regarded as speculative because their issuers are more susceptible to financial setbacks and recession than more creditworthy companies. High-yield bond issuers include small companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, and firms with heavy debt loads. Many issuers of high-yield securities have characteristics (including, but not limited to, high levels of debt, an untested business plan, significant competitive and technological challenges, legal and political risks) which cast doubt on their ability to honor their financial obligations. They may be unable to pay interest when due or return all the principal amount of their debt obligations at maturity. If the Fund invests in securities whose issuers develop unexpected credit problems, the Fund’s NAV could decline. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities.
Interest Rate Risk: The Fund is subject to the risk that the market value of the bonds in its portfolio will fluctuate because of changes in interest rates, changes in supply of and demand for investment securities, or other market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; and conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Duration is a measure that relates the expected price volatility of a bond to changes in interest rates. The duration of a bond may be shorter than or equal to the full maturity of a bond. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. Bonds with longer durations have more risk and will decrease in price as interest rates rise. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations.
◼
If interest rates increase, the yield of the Fund may increase and the market value of the Fund’s securities may decline, adversely affecting the Fund’s NAV and total return.
◼
If interest rates decrease, the yield of the Fund may decrease and the market value of the Fund’s securities may increase, which may increase the Fund’s NAV and total return.
Changes in government monetary policy, including changes in a central bank’s (e.g., the U.S. Federal Reserve (the “Fed”)) implementation of specific policy goals, may have a substantial impact on interest rates, which in turn can significantly impact the value of the Fund’s investments. There can be no assurance that a central bank’s policy will be continued, discontinued or changed, or that any such policy will have the desired effect. A central bank’s policy changes and related market speculation as to the timing of potential interest rate changes may expose fixed-income markets to heightened volatility and may reduce liquidity for certain Fund investments, causing the value of the Fund’s investments and share price to decline. For example, market developments and other factors, including a change in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets. Heavy redemptions of fixed-income mutual funds and decreased liquidity of fixed-income securities could hurt the Fund’s performance.
Large Shareholder Risk: The Fund, like all mutual funds, pools the investments of many investors. Actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. For example, significant levels of new investments in the Fund by shareholders may cause the Fund to have more cash than would otherwise be the case, which might have a positive or negative impact on Fund performance. Similarly, redemption activity might cause the Fund to sell portfolio securities, which may increase transaction costs and might generate a capital gain or loss, or cause it to borrow funds on a short-term basis to cover redemptions, which would
15

Risk Factors

cause the Fund to incur costs that, in effect, would be borne by all shareholders, not just the redeeming shareholders. Shareholder purchase and redemption activity also may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.
Leveraging Risk: Leveraging risk is the risk associated with securities or practices that multiply small price movements into large changes in value. The more the Fund invests in leveraged instruments or strategies that use leveraged instruments, the more this leverage will magnify any losses on those investments.
Liquidity Risk: Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Fund would like due to a variety of factors, including general market conditions, the perceived financial strength of the issuer, or specific restrictions on resale of the securities. Consequently, the Fund may have to hold these securities longer than it would like and may forgo other investment opportunities. It also is possible that the Fund could be prevented from realizing capital gains or could be forced to incur capital losses if the Adviser is unable to sell a position at the time or price of the Adviser’s choosing. Lack of liquidity may impact valuation of such securities and the Fund’s NAV adversely, especially during times of financial distress. In addition, the Fund may not be able to raise cash when needed or may be forced to sell other investments to raise cash, which could impact the Fund’s performance negatively. Infrequent trading of securities also may lead to an increase in price volatility. Liquidity is a general investment risk that potentially could impact any security, but funds that invest in privately placed securities, certain small-company securities, high-yield bonds, mortgage-backed or asset-backed securities, foreign or emerging-market securities, derivatives, or other structured investments, which all have experienced periods of illiquidity, generally are subject to greater liquidity risk than funds that do not invest in these types of securities.
Options Strategy Risk: The Fund could experience a loss in the options portion of the portfolio, particularly during periods when market values are increasing but market volatility is high. When it sells index or ETF call options, the Fund receives cash but limits its opportunity to profit from an increase in the market value of its stock portfolio. When the Fund purchases index or ETF put options, it risks the loss of the cash paid for the options. At times, the Fund may not own put options, which increases exposure to a market decline. When the Fund simultaneously buys index put options and also sells index put options to fund the purchases, resulting in an index put spread, the Fund has increased exposure to further market decline if the market price of the index falls below the strike price of the short index put option.
Quantitative Investing Risk: A portfolio of securities selected using quantitative analysis may underperform either the market as a whole or a portfolio of securities selected using a different investment approach, such as fundamental analysis. The factors used in quantitative analysis and the emphasis placed on those factors may not be predictive of a security’s value. Further, factors that affect a security’s value can change over time and these changes may not be reflected in the Fund’s portfolio. In addition, data for some companies, particularly for non-U.S. companies, may be less available and/or less current than data for other companies. There also may be errors or issues relating to the tools used to screen securities. The Fund’s stock selection can be adversely affected if it relies on erroneous or outdated data or flawed models or computer systems. As a result, the Fund may have a lower return than if it were managed using a fundamental analysis or an index-based strategy that did not incorporate quantitative analysis.
Additional Risk Factors. The Adviser may use several types of investment strategies in pursuing the Fund's overall investment objective. The following risk is that which the Adviser does not consider to be a principal risk of the Fund. The Statement of Additional Information (“SAI”)
16

Risk Factors

provides more detail about this risk and other risks that a Fund may be subject to that are not considered to be principal risks. You may request a copy of the Fund's SAI for more information.
Securities Lending Risk: The Fund may lend portfolio securities to broker-dealers or other institutions on a fully collateralized basis. There is a risk of delay in recovering a loaned security and/or risk of loss in collateral if the borrower becomes insolvent. There also is risk of loss if the borrower defaults and fails to return the loaned securities. The Fund could incur losses on the reinvestment of cash collateral from the loan, if the value of the short-term investments acquired with the cash collateral is less than the amount of cash collateral required to be returned to the borrower.
17

Organization and Management of the Fund

The Fund's Board has the overall responsibility for overseeing the management of the Fund.
The Investment Adviser
The Adviser serves as the investment adviser to each of the Victory Funds pursuant to an investment advisory agreement and oversees the operations of the Fund according to investment policies and procedures adopted by the Board. The Adviser is a New York corporation that is registered as an investment adviser with the Securities and Exchange Commission (“SEC”). As of July 31, 2026, the Adviser managed and advised assets totaling in excess of $348.8 billion for individual and institutional clients. The Adviser’s principal address is 15935 La Cantera Parkway, San Antonio, TX 78256.
A discussion regarding the basis of the Board’s approval of the Fund's Advisory Agreement is available in the Fund's Form N-CSR for the most recent fiscal year ended April 30.
The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. The Adviser’s Victory Solutions platform is responsible for the day-to-day investment management of the Fund.
The Fund pays the Adviser an investment management fee, which is accrued daily and paid monthly, equal to an annualized rate of 0.60% of the Fund’s average daily net assets.
See Fund Fees and Expenses in this prospectus for information about any contractual agreement agreed to by the Adviser to waive fees and/or reimburse expenses with respect to the Fund. From time to time, the Adviser also may voluntarily waive fees and/or reimburse expenses in amounts exceeding those required to be waived or reimbursed under any contractual agreement that may be in place with respect to the Fund.
The Fund is authorized, although the Adviser has no present intention of using such authority, to use a “manager-of-managers” structure. The Adviser could select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of the Fund's assets. The Adviser would monitor each subadviser’s performance through quantitative and qualitative analysis and periodically report to the Board as to whether a subadviser’s agreement should be renewed, terminated, or modified. The Adviser also would be responsible for determining how the Fund's assets should be allocated to the subadvisers. The allocation for a subadviser could range from 0% to 100% of the Fund's assets, and the Adviser could change the allocations without shareholder approval.
Portfolio Management
Mannik S. Dhillon, CFA, CAIA, President, Investment Franchises & Solutions, has co-managed the Fund since 2019. Mr. Dhillon served as Victory Capital’s Head of Investment Solutions, Product, and Strategy from 2015-2017. He served as a managing director and head of manager research with Wilshire Associates, where he evaluated asset managers and led strategic consulting engagements from 2010-2015. He is a Chartered Financial Analyst (“CFA”) and Chartered Alternative Investment Analyst (“CAIA”).
Lance Humphrey, CFA, Senior Portfolio Manager and Head of Portfolio Management, VictoryShares and Solutions, has co-managed the Fund since 2016. Mr. Humphrey has 19 years of investment management experience, 12 of which were with the Fund’s prior investment adviser, USAA Asset Management Company, which was acquired by the Adviser’s parent company in 2019. He holds the Chartered Financial Analyst (“CFA”) designation and is a member of the CFA Society of San Antonio.
The SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund securities.
18

Investing with the Victory Funds

If you are looking for a convenient way to open an account or to add money to an existing account, we can help. The sections that follow will serve as a guide to your investment with the Victory Funds. These sections describe many of the share classes currently offered by the Victory Funds. Choosing a Share Class will help you decide which share class may be to your advantage to buy.
Keep in mind that Institutional Shares and Class R6 shares are available for purchase only by eligible shareholders. In addition, not all Victory Funds offer each class of shares described below; and therefore, certain classes may be discussed that are not necessarily offered by a Fund. The classes of shares that are offered by a Fund are those listed on the cover page designated with a ticker symbol. A Fund also may offer other share classes in different prospectuses.
This section of the prospectus also describes how to open an account, how to access information about your account, and how to buy, exchange, and sell shares of a Fund. Note, this information may vary if you invest through a third party such as a brokerage firm and will be dependent on that firm’s policies and practices. Consult your Investment Professional for specific details.
We want to make it simple for you to do business with us. If you have questions about any of this information, please call your investment professional or one of our customer service representatives at (800) 235-8396. They will be happy to assist you.
An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information.
Your Investment Professional also can help you decide which share class is best for you.
Investment Professionals and other financial intermediaries may charge fees for their services.

Choosing a Share Class
Fund Shares
◼
No front-end sales charge or contingent deferred sales charge (“CDSC”). All your money goes to work for you right away.
◼
Fund Shares do not pay any ongoing distribution and/or service (12b-1) fees.
◼
Typically, lower annual expenses than all classes except Institutional and Class R6 shares.
Institutional Shares
◼
No front-end sales charge or CDSC. All your money goes to work for you right away.
◼
Institutional Shares do not pay any ongoing distribution and/or service (12b-1) fees.
◼
Institutional Shares are only available to certain investors.
◼
Typically, lower annual expenses than all classes except Class R6 shares.
Class A
◼
Front-end sales charge. There are several ways to reduce or eliminate this charge.
◼
A CDSC may be imposed if you sell your shares within 18 months of their purchase. The CDSC may be waived or reduced in certain circumstances.
◼
Class A shares also pay ongoing distribution and/or service (12b-1) fees.
◼
Lower annual expenses than Class C shares.
Class C
◼
No front-end sales charge. All your money goes to work for you right away.
◼
A CDSC may be imposed if you sell your shares within 12 months of purchase. The CDSC may be waived or reduced in certain circumstances.
19

Investing with the Victory Funds

◼
Class C shares also pay ongoing distribution and/or service (12b-1) fees.
◼
Higher annual expenses than all other classes of shares.
Class R6
◼
No front-end sales charge or CDSC. All your money goes to work for you right away.
◼
Class R6 shares do not pay any ongoing distribution and/or service (12b-1) fees.
◼
Class R6 shares are only available to certain investors.
◼
Typically, lower annual expenses than all other classes of shares.
Share Classes
When you purchase shares of the Fund, you must choose a share class. The Fund offers the share classes listed on the prospectus cover designated with their ticker symbol. Each share class represents an interest in the same portfolio of securities and is not a separate mutual fund. The classes differ in the sales charges, if any, and expenses that apply to your investment, allowing you and your Investment Professional to choose the class that best suits your investment needs. The Fund may offer additional classes of shares in the future.
Deciding which share class best suits your investment needs depends on a number of factors that you should discuss with your Investment Professional, including: whether you are eligible to invest in a particular class, how long you expect to hold your investment, how much you intend to invest in the Fund, and the total expenses associated with each share class.
The Fund reserves the right, without notice, to change the eligibility criteria for purchasing a particular share class. For example, a class of shares may be available to purchase only by retirement plans or by institutional investors. The Fund also may waive any applicable eligibility criteria or investment minimums at its discretion.
The Fund or any class may be closed at any time for failure to achieve an economical level of assets or for other reasons. Certain financial intermediaries who hold shares on behalf of their customers impose fees when the amount of shares of a particular class falls below a minimum threshold. To the extent that the amount of shares falls below that threshold, the Fund reserves the right to liquidate the shares held in accounts maintained by the financial intermediary.
Shares of the Fund are only available for sale in the United States and certain other areas subject to U.S. jurisdiction and may not be offered for sale in non-U.S. jurisdictions, except as approved by the Adviser. Investors residing outside of the United States (except those with Air/Army Post Office (“APO”), Fleet Post Office (“FPO”), or Diplomatic Post Office (“DPO”) addresses) generally may not purchase shares of the Fund, even if they are U.S. citizens or lawful permanent residents.
Eligibility Requirements to Purchase Fund Shares
You may open an account directly with the Fund and purchase Fund Shares on the Internet, by telephone, or by mail. Fund Shares also are available through certain financial intermediaries.
If Fund Shares are purchased through a retirement account or an Investment Professional (i.e., financial intermediary), the policies and procedures relating to these purchases may differ from those discussed in this prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other Investment Professional. For more information on these fees, check with your Investment Professional.
20

Investing with the Victory Funds

Eligibility Requirements to Purchase Institutional Shares
The Institutional Shares may be purchased by or through:
◼
Institutional and individual investors with a minimum investment in Institutional Shares of $1,000,000 who purchase through certain broker-dealers or directly from the transfer agent;
◼
Investors who purchase through advisory programs with an approved financial intermediary in which the financial intermediary typically charges the investor a fee based upon the value of the account (“Advisory Programs”). Such transactions may be subject to additional rules or requirements of the applicable Advisory Program;
◼
Brokerage platforms of firms that have agreements with the Distributor to offer such shares solely when acting as an agent for the investor and the investor may be required to pay a commission and/or other forms of compensation to the broker; or
◼
Institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as Affiliated Funds, and other persons or legal entities that the Fund may approve from time to time.
A Fund may allow a lower initial investment if, in the opinion of the Distributor, the investor has the adequate intent and availability of assets to reach a future level of investment of $1,000,000.
Eligibility Requirements to Purchase Class A and Class C Shares
Class A and Class C shares generally are made available through broker-dealers and other financial intermediaries and are subject to certain sales charges.
Eligibility Requirements to Purchase Class R6 Shares
Class R6 shares may only be purchased by or through:
◼
Endowments and foundations;
◼
Retirement plans, including Section 401 and Section 457 plans, Section 403 plans sponsored by a Section 501(c)(3) organization, employer-sponsored benefit plans (including health savings accounts) and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans;
◼
Advisory Programs with an approved financial intermediary in which the financial intermediary typically charges the investor a fee based upon the value of the account; or
◼
Registered investment companies.
Such investments may be subject to additional rules or requirements of the applicable Advisory Program.
The Class R6 shares are not available to retail accounts, traditional or Roth IRAs, SEPs, SARSEPs, SIMPLE IRAs, or 529 Education Savings Plans.
Eligibility of Individuals Associated with the Victory Funds and Fund Service Providers
Current and retired trustees of Victory-advised funds and the officers, directors, trustees, employees, and family members of employees of the Adviser or Affiliated Providers are eligible to purchase the lowest expense share class offered by the Fund. In the case of Class A shares, such purchases are not subject to a front-end sales charge. “Affiliated Providers” are affiliates of the Adviser and organizations that provide services to Victory Portfolios III (the “Trust”).
The Fund reserves the right to change the criteria for eligible investors and the investment minimums.
21

Investing with the Victory Funds

Additional Information Regarding Financial Intermediaries
Your ability to purchase, exchange, redeem, and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include: minimum investment requirements, exchange policies, fund choices, cutoff time for investments, and trading restrictions.
In addition, your financial intermediary may charge a transaction or other fee for the purchase or sale of shares of the Fund. Those charges are retained by the financial intermediary and are not shared with us. Please contact your financial intermediary or plan sponsor for a complete description of its policies.
Copies of the Fund's annual report, semi-annual report, and SAI are available from your financial intermediary or plan sponsor.
22

How to Buy Shares

Opening an Account With the Fund
You may purchase shares directly from the Fund or through certain investment professionals (e.g., financial intermediaries) as described below. If you already have an account with us, you will not need to fill out another application to invest in another fund, including other funds managed by the Adviser (together with the Fund, we refer to these as the “Affiliated Funds” or so simply as the “Funds”), unless the registration is different or we need further information to verify your identity.
As required by federal law, we must obtain certain information from you prior to opening an account with us. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. You may be asked for a copy of your driver’s license, passport, or other identifying documents as part of this process which may be cross-referenced against a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. If we subsequently are unable to verify your identity within a reasonable time, we may close your account or take other appropriate action. If your account is closed for this reason, your shares will be redeemed at the next calculated NAV. We prohibit opening accounts for certain investors, including but not limited to, foreign financial institutions, shell banks, correspondent accounts for foreign shell banks, and correspondent accounts for foreign financial institutions. A “foreign shell bank” is a foreign bank without a physical presence in any country. A “correspondent account” is an account established for a foreign bank to receive deposits from, or to make payments or other disbursements on behalf of, the foreign bank, or to handle other financial transactions related to such foreign bank.
Each shareholder named on an account with us must provide a Social Security number or other taxpayer identification number to avoid “backup” tax withholding required by the Internal Revenue Code of 1986, as amended (the “Code”).
Effective Date of Purchase
Purchase, exchange, and redemption requests are not processed until received in proper form. “Proper form” means actual receipt of the order along with all information and supporting documentation necessary to effect the transaction. Complete information may include any verification or confirmation of identity that the Fund's transfer agent or other authorized Fund agent may request. For purchase requests, “proper form” also generally includes receipt of sufficient funds to effect the purchase. The Fund, its transfer agent, or any authorized Fund agent may, in its sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time. Financial intermediaries may have their own requirements for recognizing a transaction in proper form or good order. If you hold your shares through a financial intermediary, please contact them for specific proper form or good order requirements.
When you make a purchase, your purchase price will be the NAV per share next calculated after we or the financial intermediary receive your request in “proper form.” The Fund’s NAV per share is calculated as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (“NYSE”) each day it is open for trading. If we or the financial intermediary receive your purchase request in proper form prior to that time, your purchase price will be the NAV per share calculated for that day. If we or the financial intermediary receive your purchase request in proper form after that time, the purchase price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.
The Fund or the Fund's Distributor or transfer agent may enter into agreements with Servicing Agents (such as financial intermediaries or plan sponsors), which hold shares of the Fund in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for
23

How to Buy Shares

shares of the Fund on the Fund’s behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund’s NAV per share next calculated after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.
Paying for Your Purchase
If you hold an account directly with the Fund and you plan to purchase shares from us with a check, the instrument must be written in U.S. dollars and drawn on a U.S. bank. If unclear or no instructions are provided with your check as to which fund the purchase was intended, we will make every effort to contact you to receive proper instructions. However, if we are unable to reach you within three business days of receipt of your check, we will deposit the funds in an existing or new Victory Treasury Money Market Trust account matching your existing registration. If we cannot locate an existing account matching your registration, the check will be returned within three business days. Initial purchases into an account by electronic funds transfer or check may be held for up to 30 days before any redemptions may be processed. We do not accept the following foreign instruments: checks, money orders, traveler’s checks, or other similar instruments. In addition, we do not accept cash or coins. If you plan to purchase shares through a financial intermediary, please check with that financial intermediary regarding acceptable forms of payment.
Minimum Investments
Fund Shares:
$3,000. However, financial intermediaries may set different investment minimums, and the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Institutional Shares:
$1 million. However, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Class A and Class C Shares:
$2,500 minimum ($1,000 for IRA accounts, gift/transfer to minor accounts, and purchases through automatic investment plans). However, financial intermediaries may set different investment minimums, and the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
If your account falls below the minimum investment amount, we may ask you to reestablish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.
The minimum investment required to open an account may be waived or lowered for employees and immediate family members of the employee of the Adviser, the Administrator, and their affiliates. In addition, the minimum investment required may be waived when the Fund is purchased through an Advisory Program or within qualified retirement plans or in other similar circumstances.
Class R6 Shares:
There is no minimum initial investment amount for Class R6 shares. However, financial intermediaries or plan recordkeepers may require plans to meet different investment minimums. Please contact your financial intermediary for additional information.
24

How to Buy Shares

Purchasing Additional Shares
Fund Shares:
$50 minimum per transaction, per account. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Institutional Shares:
There is no subsequent purchase minimum for investments in Institutional Shares.
Class A and Class C Shares:
$50 minimum per transaction, per account.
Class R6 Shares:
There is no subsequent purchase minimum for investments in Class R6 shares. However, financial intermediaries or plan recordkeepers may require participants to meet different subsequent purchase requirements.
Contacting the Victory Funds
The following features may be available to you to purchase, exchange, and redeem shares of the Fund you hold in an account opened directly with the Fund. Once you have an existing account, you can make additional investments at any time in any amount (subject to any minimums) in the following ways. All website transactions should be placed online at vcm.com.
◼
Internet Access
Review account information and make most account transactions. This includes making purchases, exchanges, and redemptions; reviewing account activity; checking balances; and more.
◼
Mobile Access
Review account information and make most account transactions.
◼
Telephone Access
To access account information and make account transactions, call toll free (800) 235-8396 during normal business hours to speak with a member service representative.
◼
Mail
If you would like to make a purchase or request a redemption by mail, send your written instructions to:
Regular Mail:
Victory Funds
P.O. Box 182903
Columbus, OH 43218-2903
Overnight Mail:
Use the following address ONLY for overnight packages:
Victory Funds
c/o FIS TA Operations
4249 Easton Way, Suite 400
Columbus, OH 43219
PHONE: (800) 235-8396
25

How to Buy Shares

◼
Bank Wire
To add to your account or request a redemption by bank wire, visit the vcm.com website or call (800) 235-8396 for instructions. This helps to ensure that your account will be credited or debited promptly and correctly. Any commercial bank can transfer same-day funds by wire.
Although the transfer agent currently does not charge you for receiving same-day funds, it reserves the right to charge for this service in the future. Your bank may charge you for wiring same-day funds.
◼
Electronic Funds Transfer
Additional purchases on a regular basis may be deducted electronically from a bank account. To sign up for these services when opening an account, visit the vcm.com website or call (800) 235-8396 for assistance. Currently, the Fund does not charge a fee for electronic transfers, but it reserves the right to charge for this service in the future. Your originating bank may charge a fee for electronic transfers.
26

How to Exchange Shares and Class Conversions

There may be limits on the ability to exchange between certain Victory Funds. You can obtain a list of Victory Funds available for exchange by calling (800) 235-8396 or by visiting VictoryFunds.com
The shares of any class of a Fund may be exchanged for the shares of any other class offered by the Fund or the same class, or any other class, of any other Victory Funds, either through your investment professional or directly through the Fund, subject to the conditions described below:
◼
Exchanges are subject to any CDSC, minimum investment limitation, or eligibility requirements described in the applicable prospectus and SAI. You may be required to provide sufficient information to establish eligibility to exchange into a new share class.
◼
To exchange between Victory Funds, the other Victory Fund you wish to exchange into must be eligible for exchange with your Fund.
◼
Shares of the Victory Fund selected for exchange must be available for sale in your state of residence.
If you have questions about these, or any of the Fund’s other exchange policies, please consult your customer service representative or your Investment Professional before requesting an exchange.
Before exchanging, you should read the prospectus of the Fund you wish to exchange into, which may be subject to different risks, fees, and expenses.
Other Exchange Rules You Should Know
If you have opened an account directly with the Fund, you may make exchanges on vcm.com. After we receive the exchange orders, the Fund’s transfer agent will simultaneously process exchange redemptions and purchases at the share prices next calculated pursuant to the procedures set forth herein. See Effective Date of Purchase for additional information. The investment minimums applicable to share purchases also apply to exchanges.
If you hold shares of the Fund in an account with a financial intermediary or plan sponsor, the policies and procedures on an exchange may differ from those discussed in this Prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy, sell, or exchange shares of the Fund through a broker or other Investment Professional. For more information on these fees, check with your Investment Professional.
An exchange of Fund shares for shares of another Victory Fund constitutes a sale for tax purposes unless the exchange is made within an IRA or other tax-deferred account.
The Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. The Fund may terminate or modify the exchange privilege at any time upon 60 days’ notice to shareholders.
For information on how to exchange shares of a Fund that were purchased through your employer’s retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.
27

How to Exchange Shares and Class Conversions

Other Conversions
Under certain circumstances, we may convert your Institutional Shares to Fund Shares, as applicable. The Fund will notify you before any such conversions occur.
The Fund also may provide for other conversion privileges from time to time under which a shareholder of the Fund may convert shares into another class of shares of the same Fund under certain circumstances, subject to approval by the Fund’s officers. For example, subject to approval by the Fund’s officers, a shareholder may convert shares of one class of the Fund held through an eligible advisory program into shares of another class of the Fund (if available) with a lower expense ratio, provided that following the conversion the shareholder meets applicable eligibility requirements for the class into which the shareholder seeks to convert (as described in this prospectus).
Pricing
When a conversion occurs, you receive shares of one class of a fund for shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs per share of the two share classes. A conversion between share classes of the same fund is a non-taxable event.
Conversions are not subject to the Fund's restrictions on short-term trading activity discussed under Excessive Short-Term Trading.
28

How to Sell Shares

Shareholders will receive a redemption price of the NAV per share next calculated after we receive the redemption request in “proper form” as provided under Effective Date of Purchase. If we receive the redemption request in proper form prior to the close of the NYSE’s regular trading session (generally 4 p.m. Eastern time), the redemption price will be the NAV per share calculated for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.
Under certain circumstances and when deemed to be in the Fund’s best interests, proceeds may not be sent to intermediaries for up to seven days after receipt of the redemption order.
There are a number of convenient ways to sell your shares.
If you have a direct account with the Fund, you may redeem Fund Shares on the Internet, by telephone, or by mail on any day the NAV per share is calculated. You can use the same mailing addresses listed under the section titled How to Buy Shares.
◼
By Internet
Log on to your account using vcm.com and place your redemption request.
◼
By Telephone
Call toll free (800) 235-8396 during normal business hours. You have the following options for receiving your redemption proceeds:
◼
Mail a check to the address of record;
◼
Wire funds to a previously designated domestic financial institution;
◼
Mail a check to a previously designated alternate address; or
◼
Electronically transfer your redemption via EFT to a previously designated domestic financial institution.
The Fund has undertaken certain authentication procedures regarding telephone transactions and will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.
◼
By Mail
Use the regular U.S. mail or overnight mail address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds.
◼
By Wire
If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call before the close of trading on the NYSE, your funds will be wired on the next business day.
◼
By Electronic Funds Transfer (“EFT”)
Normally, your redemptions will be processed on the same day, but will be processed on the next day if received after close of trading on the NYSE. It will be transferred by EFT as long as the transfer is to a domestic bank.
Additional Information About Redemptions
The Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).
29

How to Sell Shares

Under normal market conditions, the Fund typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. Under deteriorating market conditions or market stress, the Fund also may borrow to meet redemption requests. The Fund and the other Affiliated Funds are limited as to the amount that each may individually and collectively borrow in these circumstances. As a result, borrowings available to the Fund may be insufficient to satisfy Fund redemption requests. In addition, the Fund reserves the right to honor redemption orders wholly or partly with in-kind distributions of Fund portfolio securities instead of cash.
Fund Shares:
If you hold Fund Shares through an account directly with the Fund, the Fund typically expects to pay out redemption proceeds on the next business day after your order is received in proper form; however, it may take up to seven days to send your proceeds.
Payment for redemption of shares purchased by electronic funds transfer (“EFT”) or check will be sent after the EFT or check has cleared, which could take up to 30 days from the initial purchase date into the Fund and, for subsequent purchases into the Fund, seven business days from the purchase date.
If you choose to have your redemption proceeds mailed to you and either the U.S. Postal Service is unable to deliver the distribution check to you or the check remains outstanding for more than six months, the Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed redemption checks.
If you hold Fund Shares with a financial intermediary, please contact your financial intermediary regarding redemption policies. Normally, the Fund transmits proceeds to intermediaries for redemption orders that are received in proper form on the next business day after receipt.
Institutional Shares:
Institutional Shares typically expect to pay out redemption proceeds on the next business day after your order is received in proper form; however, it may take up to seven days to send your proceeds.
Class A and Class C Shares:
Check with your financial intermediary for its policies on redemptions. Class A and Class C shares purchased through a financial intermediary should be redeemed through the financial intermediary. The Fund typically expects to transmit proceeds to intermediaries for redemption orders received in proper form on the next business day after receipt.
Class R6 Shares:
Class R6 shares may be purchased or redeemed through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. Check with your financial intermediary or plan sponsor for its policies on redemptions. Normally, the Fund transmits proceeds to intermediaries and eligible institutional investors (foundations and endowments) for redemption orders received in proper form on the next business day after receipt.
For federal income tax purposes, a redemption of shares of the Fund is a taxable event, upon which you may recognize a capital gain or loss (unless you hold the shares of the Fund in a tax-deferred account or are a tax-exempt investor). A capital gain or loss is based on the difference between your basis in the redeemed shares and the proceeds you receive upon their redemption. See Important Information About Taxes for information regarding basis election and reporting.
30

Information About Fees

The Fund is comprised of multiple classes of shares. Each class shares the Fund's investment objective and investment portfolio. The classes have different fees, expenses, and/or minimum investment requirements. The difference in the fee structures between the classes is primarily the result of their separate arrangements for shareholder and distribution services and performance fee arrangements. It is not the result of any difference in the base investment management, custodial fee rate schedules, or other expenses related to the management of the Fund's assets, which do not vary by class. Different fees and expenses will affect performance.
Except as described below, the share classes have identical voting, dividend, liquidation, and other rights, preferences, terms, and conditions. The primary differences between the classes are: (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting that class; and (d) each class may have different purchase, exchange, and redemption privileges.
Distribution and Service Plans
In accordance with Rule 12b-1 under the Investment Company Act of 1940, the Trust has adopted a Distribution and Service Plan for Class A and Class C shares.
Under the Class A Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.25% of its average daily net assets of its Class A shares. The fee is paid for general distribution services and for providing personal services to shareholders. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund’s shares.
Personal services to shareholders generally are provided by broker-dealers or other financial intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions, and changing account information.
Under the Class C Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of 1.00% of the average daily net assets of its Class C shares. Of this amount, 0.75% of the Fund’s Class C shares average daily net assets will be paid for general distribution services and for selling Class C shares. The Fund will pay 0.25% of its Class C shares average daily net assets to compensate financial institutions that provide personal services to Class C shareholders of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund's Class C shares. Personal services to shareholders generally are provided by broker-dealers or other financial intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.
Because Rule 12b-1 fees are paid out of the Fund’s assets and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For additional information about the Rule 12b-1 Plan and its terms, see Distribution and Service Plans in the SAI.
31

Information About Fees

Payments to Financial Intermediaries
Certain financial intermediaries perform recordkeeping, networking, administrative, sub-transfer agency, and shareholder services for their clients with respect to their investments in the Fund that otherwise would be performed by the Fund’s transfer agent or administrator and shareholder servicing agent.
In some circumstances, we, or one of our affiliates, will pay a financial intermediary for these services out of our own resources, including any profits from the advisory fees the Adviser receives from the Funds. In other circumstances, the Fund will pay a fee to the financial intermediary for performing those services. The Fund will not pay financial intermediaries more than it would pay its direct service providers for transfer agency, administration, and/or shareholder services. In cases where intermediary fees are higher due to differences in the services being provided or other factors, the additional amounts will be paid by us and/or the Distributor. In addition, these payments generally are based on either (1) a percentage of the average daily net assets of Fund shareholders’ accounts serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. The aggregate amount of these payments may be substantial.
In addition, we and the Fund's Distributor may make payments to intermediaries for various additional services, other expenses, and/or the financial intermediaries’ distribution of shares of the Fund. Such payments are sometimes referred to as “revenue sharing” and generally are negotiated with a financial intermediary on the basis of such factors as the number or value of shares of the Fund that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary.
We (and our affiliates) also may pay fixed fees for the listing of a Fund on a broker-dealer’s or financial intermediary’s system. Such payments are not considered to be revenue sharing payments.
The Fund does not pay any service, distribution, or administrative fees to financial intermediaries on Class R6 shares.
32

Distributions and Taxes

Dividends and Other Distributions
As a shareholder, you are entitled to your share of net income and capital gains on the Fund’s investments. The Fund passes its earnings along to investors in the form of dividends. Dividends paid by the Fund represent the net income from dividends and interest earned on investments after expenses. The Fund will distribute short-term gains, as necessary; and if the Fund makes a long-term capital gain distribution, it normally is paid once a year in December.
Buying a dividend. You should check the Fund's distribution schedule before you invest. If you buy shares of the Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

The Fund pays distributions of net investment income (“dividends”) annually. The Fund may make additional distributions to shareholders, or may not make a distribution, when considered appropriate or necessary. For example, the Fund could make one or more additional distributions to avoid the imposition of any federal income or excise taxes, or it may not make a distribution to limit returns of capital.
Any distribution made by the Fund will reduce the NAV per share of the class by the amount of the distribution on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any distribution. Some or all distributions may be subject to taxes.
Distributions can be received in one of the following ways. Please check with your Investment Professional if you are unsure of which option is right for you.
Reinvestment Option
The Fund automatically reinvests all income dividends and capital gain distributions, if any, on a share class in additional shares of that class unless you request to receive those distributions in cash by way of check or by way of electronic funds transfer.
Directed Bank Account Option
When you choose to receive cash dividends by way of electronic funds transfer to your bank checking or savings account, we will send them to you after the distribution date each month. The share price will be the NAV per share of the class computed on the ex-distribution date.
Cash Option
If you elect to receive your distributions by check, and the distribution amount is $25 or less, the amount will automatically be reinvested in the Fund. Otherwise, a check will be mailed to you no later than seven days after the dividend payment date. If you choose to have your distribution proceeds mailed to you and either the U.S. Postal Service is unable to deliver the distribution check to you or the check remains outstanding for at least six months, the distribution option on your account will default to the reinvestment option as described above. The Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed distribution checks. The Fund will invest in your account any dividend or other distribution payment returned to the Fund by your financial institution at the current NAV per share.
Income Earned Option
You can automatically reinvest your dividends in additional Fund shares and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.
33

Distributions and Taxes

Directed Distributions Option
If you own shares in more than one Victory Mutual Fund, you may direct that dividends and/or capital gain distributions received from one Victory Mutual Fund be used to purchase shares automatically in the same class of another Victory Mutual Fund.
Important Information About Taxes
The tax information in this Prospectus is provided as general information. You should review the more detailed discussion of federal income tax considerations in the SAI and consult your tax adviser regarding the federal, state, local, or foreign tax consequences resulting from your investment in the Fund.

Treatment of the Fund
The Fund, which is treated as a separate corporation for federal tax purposes, has qualified for each past taxable year, and intends to continue to qualify, for treatment as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). By doing so, the Fund (but not its shareholders) is relieved of federal income tax on the part of its investment company taxable income and net capital gain, if any, that it distributes to its shareholders.
Shareholder Taxation
◼
Distributions that shareholders receive from the Fund generally are subject to federal income tax and may be subject to state and/or local taxes.
◼
Dividends and distributions of net short-term gains are taxable to you as ordinary income, whether received in cash or reinvested in additional shares of the Fund or another Victory Mutual Fund.
◼
A portion of the Fund’s dividends (which is not expected to be substantial) may qualify for (1) the 50% dividends-received deduction available to corporations, and (2) the lower maximum federal income tax rates applicable to “qualified dividend income” of individuals and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy certain holding period and other restrictions with respect to their shares of the Fund—a maximum of 15% for a single shareholder with taxable income not exceeding $545,500 ($613,700 for married shareholders filing jointly) and 20% for those individual shareholders with taxable income exceeding those respective amounts (which are effective for 2026 and will be adjusted for inflation annually thereafter).
◼
Regardless of the length of time you have held shares of the Fund, distributions of net capital gains that the Fund realizes are taxable to you as long-term capital gains, whether received in cash or reinvested in additional shares of the Fund, and are taxed to individual shareholders at the 15% and 20% tax rates described above.
◼
You may realize a capital gain or loss for federal income tax purposes on a redemption or an exchange (which is treated like a redemption for those purposes) of shares of the Fund. Your gain or loss is based on the difference, if any, between your basis in the redeemed (or exchanged) shares and the redemption proceeds (or the aggregate NAV of the shares of the fund into which you exchange) you receive. Any capital gain an individual shareholder recognizes on a redemption or exchange of his or her shares of the Fund that have been held for more than one year will qualify for the 15% and 20% tax rates.
◼
An individual shareholder is subject to a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally includes taxable distributions the Fund pays and net gains realized on the redemption or exchange of shares of the Fund, or (2) the excess of his or her “modified adjusted gross income” over $200,000 (or $250,000 if married and filing jointly). This tax is in addition to any other taxes due on that income.
34

Distributions and Taxes

◼
Your basis in shares of the Fund that you acquired after December 31, 2011 (“Covered Shares”) will be determined in accordance with the Fund’s default method, which is average basis, unless you affirmatively elect in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method you elect (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.
◼
You should consult with your tax adviser to determine the best IRS-accepted basis determination method.
◼
The Fund may provide estimated capital gain distribution information through the website at vcm.com.
◼
Tax statements will be mailed from the Fund by mid-February showing the amounts and tax status of distributions made to you in the prior calendar year.
◼
Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.
◼
You should review the more detailed discussion of federal income tax considerations in the SAI and consult your tax adviser regarding the federal, state, local, or foreign tax consequences resulting from your investment in the Fund.
Foreign Taxes
Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes foreign countries and U.S. possessions impose (“foreign taxes”) that would reduce the yield and/or total return on its investments. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes; however, many foreign countries do not impose taxes on capital gains with respect to investments by foreign investors.
If more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the IRS (“Foreign Election”) that would permit you to take a credit (or a deduction) for foreign taxes the Fund pays. If the Foreign Election is made, you would include in your gross income both dividends you received from the Fund and the amount of your proportionate share of those foreign taxes and would be entitled to a credit against your federal income tax, subject to the limitations set forth in the Code with respect to the foreign tax credit generally. Alternatively, you could, if it were to your advantage, treat the foreign taxes paid by the Fund as an itemized deduction in computing your taxable income rather than as a tax credit. The Fund has made the Foreign Election in one or more previous taxable years, and it is anticipated that certain Affiliated Funds will make the Foreign Election for their current taxable year. If the Fund does so, it will report to you shortly after each year your share of the foreign taxes it paid and its foreign-source income.
35

Distributions and Taxes

Taxpayer Identification and Backup Withholding
◼
Each shareholder named on an account with us must provide a Social Security number or other taxpayer identification number to avoid “backup” tax withholding required by the Code.
◼
Federal law requires the Fund to withhold and remit to the U.S. Treasury 24% of (1) dividends, capital gain distributions, and proceeds of redemptions, regardless of the extent to which gain or loss may be realized, otherwise payable to any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any individual shareholder who underreports dividend or interest income or fails to certify that he or she is not subject to backup withholding.
◼
Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded. To avoid this withholding, you must certify on your application, or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you currently are not subject to backup withholding.
36

Important Fund Policies and Other Information

Share Price Calculation
The price at which you purchase and redeem shares of the Fund is equal to the NAV per share calculated on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of the Fund’s assets (i.e., the value of its investments and other assets), deducting liabilities, and dividing by the number of shares outstanding. Shares of the Fund may be purchased and sold at the NAV per share without a sales charge. The Fund’s NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.
NAV=	Total Assets - Liabilities
Number of Shares Outstanding
Valuation of Securities
The Adviser, acting as the Valuation Designee, has established a Pricing and Liquidity Committee (the “Committee”); and subject to the Board’s oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.
Equity securities, including ETFs, except as otherwise noted, traded primarily on domestic securities exchanges or the over-the-counter markets, are valued at the last sale price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the closing bid price generally is used for U.S.-listed equities and the average of the bid and ask prices is used for foreign listed equities.
Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund’s NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund’s NAV is calculated will not need to be reflected in the value of the Fund’s foreign securities. However, we will monitor for events that would materially affect the value of the Fund’s foreign securities. If we determine that a particular event would materially affect the value of the Fund’s foreign securities, then the Committee will consider such available information that we deem relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.
Debt securities are valued each business day by a pricing service (the “Service”) approved by the Adviser as Valuation Designee. The Service uses an evaluated bid or the last sales price to price securities when, in the Service’s judgment, these prices are readily available and are representative of
37

Important Fund Policies and Other Information

the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.
Short-term debt securities with original or remaining maturities of 60 days or less generally may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.
Repurchase agreements are valued at cost.
Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day.
Futures contracts are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the values are based upon the settlement price on the prior trading date.
Options contracts are valued at the mean of the last bid and ask prices. Options on futures are valued at the settlement price determined by the applicable exchange.
In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith, at fair value, by the Committee in accordance with valuation procedures approved by the Adviser as Valuation Designee. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund’s NAV to be more reliable than it otherwise would be.
Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.
For additional information on how securities are valued, see Valuation of Securities in the Fund's SAI.
Customer Identification Program
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.
As a result, the Fund must obtain the following information for each person who opens a new account:
◼
Name;
◼
Date of birth (for individuals);
◼
Residential or business street address (although post office boxes are still permitted for mailing); and
◼
Social security number, taxpayer identification number, or other identifying number.
You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal
38

Important Fund Policies and Other Information

law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.
Statements and Reports
You will receive a periodic statement reflecting any transactions that affect the balance or registration of Fund shares in your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account’s statements. Share certificates are not issued. Twice a year, you will receive a financial report of the Fund. By February 15th of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.
The Fund will report information to you annually concerning the tax status of your dividends and other distributions for federal income tax purposes. In addition, the Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. You should consult with your tax adviser to obtain more information about how the basis reporting law applies to you.
Shareholder Communications
In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, each household will receive a single copy of the Fund’s most recent shareholder reports, proxy statements, prospectuses, and their supplements, unless you have instructed us to the contrary. This eliminates duplicate copies and saves paper and postage costs for the Fund. However, if you would like to receive individual copies, please contact us; and they will be delivered promptly.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI, which is available upon request and on the Fund’s website at VictoryFunds.com.
IRA Distribution Fee
The Fund may apply a distribution fee to all full IRA distributions, except for those due to death, disability, or divorce. Partial IRA distributions are not charged a distribution fee.
Account Balance
Victory Capital Transfer Agency, Inc., the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/UTMA account; (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in Affiliated Funds; and (5) all IRAs (for the first year the account is open). The fee is not currently being assessed. The Fund will provide advance notice in the event it is assessed in the future.
39

Important Fund Policies and Other Information

Excessive Short-Term Trading
The Funds generally are not intended as short-term investment vehicles (except for the money market funds, Victory Short-Term Bond Fund, Victory Ultra Short-Term Bond Fund, and Victory Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as “market timing.”
Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the Funds can deter all excessive and short-term trading, the Board has adopted the following policies (except for the money market funds, Victory Short-Term Bond Fund, Victory Ultra Short-Term Bond Fund, and Victory Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing bona fide investors.
To deter such trading activities, the Funds’ policies and procedures state that:
◼
Each Fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.
◼
Each Fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by the Fund. Fair value pricing is used to adjust for “stale pricing” that may occur between the close of certain foreign exchanges or markets and the time when the Fund calculates its NAV per share. The use of fair value pricing is intended to deter investors who may be trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in a Fund using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a Fund’s NAV.
The Funds’ Right to Reject Purchase and Exchange Orders and Limit Trading in Accounts
The Funds’ main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons with a history of three short-term transactions within 90 days or less are suspected of market timing and the shareholder’s trading privileges (other than redemption of Fund shares) will be suspended. The Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, each Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund. For this purpose, a short-term transaction is a purchase or redemption of a Fund and, as applicable, a subsequent redemption or purchase of the same Fund, or an exchange of all or part of that same Fund.
The following transactions are exempt from the excessive short-term trading activity policies described above:
◼
Transactions in the money market funds, Victory Short-Term Bond Fund, Victory Ultra Short-Term Bond Fund, and Victory Tax Exempt Short-Term Fund;
◼
Purchases and sales pursuant to automatic investment or withdrawal plans;
◼
Purchases and sales made through Victory Capital 529 Education Savings Plan;
◼
Purchases and sales made in certain separately managed accounts in wrap fee programs;
◼
Purchases and sales by the Victory Target Retirement Funds, Victory Cornerstone Conservative
40

Important Fund Policies and Other Information

Fund, and/or Victory Cornerstone Equity Fund; and
◼
Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.
If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular Fund or all of the Funds.
The Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading. The Funds or the transfer agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.
The Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase shares of a Fund through financial intermediaries that establish omnibus accounts to invest in the Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The Funds subject to the short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the Funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or Funds will review net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.
We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary’s policies are determined by us to be at least as stringent as the Funds’ policy. For shares purchased through financial intermediaries there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.
Because of the increased costs to review underlying trading information, the Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.
Other Fund Rights
The Fund reserves the right to:
◼
Reject or restrict purchase or exchange orders when in the best interest of the Fund;
◼
Limit or discontinue the offering of shares of the Fund without notice to the shareholders;
◼
Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;
◼
Redeem some or all of its shares in kind when in the best interest of the Fund;
41

Important Fund Policies and Other Information

◼
Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);
◼
Redeem an account with less than $500, with certain limitations;
◼
Restrict or liquidate an account when necessary or appropriate to comply with federal law; and
◼
Discontinue or otherwise limit the opening of accounts with us.
Additional Information
The Trust enters into contractual arrangements with various parties, including, among others, the Fund's adviser, transfer agent, and distributor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust or the Fund.
This Prospectus provides information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. Neither this Prospectus nor the related SAI is intended to be, or should be read to give rise to, an agreement or contract between the Trust or the Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.
42

Financial Highlights

The following financial highlights tables are intended to help you understand the Fund's and relevant share classes' financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund Shares and Institutional Shares (assuming reinvestment of all income dividends and capital gain distributions).
The information has been derived from financial statements audited by Cohen & Company, Ltd., an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund’s Form N-CSR, which is available upon request. Information for the fiscal periods ended prior to April 30, 2025, was audited by the Fund’s former independent registered public accounting firm.
43

Victory Global Managed Volatility Fund
	Fund Shares
For a Share Outstanding Throughout Each Period	Year Ended 4/30/26	Year Ended 4/30/25	Year Ended 4/30/24	4 Months Ended 4/30/23(a)	Year Ended 12/31/22	Year Ended 12/31/21
Net Asset Value, Beginning of Period	$10.93	$10.09	$9.07	$8.38	$10.78	$11.20
Investment Activities:
Net investment income (loss)(b)	0.11	0.13	0.13	0.05	0.17	0.15
Net realized and unrealized gains (losses)	2.35	1.07	1.05	0.64	(1.85)	2.15
Total from Investment Activities	2.46	1.20	1.18	0.69	(1.68)	2.30
Distributions to Shareholders from:
Net investment income	(0.11)	(0.17)	(0.16)	—	(0.20)	(0.11)
Net realized gains	(2.04)	(0.19)	—	—	(0.52)	(2.61)
Total Distributions	(2.15)	(0.36)	(0.16)	—	(0.72)	(2.72)
Net Asset Value, End of Period	$11.24	$10.93	$10.09	$9.07	$8.38	$10.78
Total Return(c),(d)	24.19%	11.89%	13.07%	8.23%	(15.78)%	21.00%
Ratios to Average Net Assets:
Net Expenses(e),(f)	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Net Investment Income (Loss)(e)	0.99%	1.20%	1.40%	1.78%	1.77%	1.26%
Gross Expenses(e),(f)	1.13%	1.15%	1.24%	1.39%	1.13%	1.05%
Supplemental Data:
Net Assets at end of period (000's)	$11,652	$9,564	$9,709	$9,574	$9,065	$12,183
Portfolio Turnover(c),(g)	77%	37%	24%	7%	26%	40%
(a)
Effective April 30, 2023, the Fund’s fiscal year-end changed from December 31 to April 30.
(b)
Per share net investment income (loss) has been calculated using the average daily shares method.
(c)
Not annualized for periods less than one year.
(d)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.
(e)
Annualized for periods less than one year.
(f)
Does not include acquired fund fees and expenses, if any.
(g)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
44

Victory Global Managed Volatility Fund

	Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended 4/30/26	Year Ended 4/30/25	Year Ended 4/30/24	4 Months Ended 4/30/23(a)	Year Ended 12/31/22	Year Ended 12/31/21
Net Asset Value, Beginning of Period	$11.17	$10.30	$9.26	$8.54	$10.98	$11.35
Investment Activities:
Net investment income (loss)(b)	0.14	0.16	0.16	0.06	0.19	0.18
Net realized and unrealized gains (losses)	2.40	1.09	1.06	0.66	(1.90)	2.19
Total from Investment Activities	2.54	1.25	1.22	0.72	(1.71)	2.37
Distributions to Shareholders from:
Net investment income	(0.13)	(0.19)	(0.18)	—	(0.21)	(0.13)
Net realized gains	(2.04)	(0.19)	—	—	(0.52)	(2.61)
Total Distributions	(2.17)	(0.38)	(0.18)	—	(0.73)	(2.74)
Net Asset Value, End of Period	$11.54	$11.17	$10.30	$9.26	$8.54	$10.98
Total Return(c),(d)	24.39%	12.15%	13.22%	8.43%	(15.70)%	21.34%
Ratios to Average Net Assets:
Net Expenses(e),(f)	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Net Investment Income (Loss)(e)	1.18%	1.39%	1.60%	1.98%	1.96%	1.45%
Gross Expenses(e),(f)	0.80%	0.79%	0.77%	0.80%	0.78%	0.77%
Supplemental Data:
Net Assets at end of period (000's)	$360,440	$432,809	$488,848	$491,685	$471,568	$594,164
Portfolio Turnover(c),(g)	77%	37%	24%	7%	26%	40%
(a)
Effective April 30, 2023, the Fund’s fiscal year-end changed from December 31 to April 30.
(b)
Per share net investment income (loss) has been calculated using the average daily shares method.
(c)
Not annualized for periods less than one year.
(d)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.
(e)
Annualized for periods less than one year.
(f)
Does not include acquired fund fees and expenses, if any.
(g)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
45

46

47

48

87347-0926
By mail:
Victory Funds
P.O. Box 182903
Columbus, OH 43218-2903

P.O. Box 182903
Columbus, OH 43218-2903
Statement of Additional Information (“SAI”): A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference into this Prospectus, which means it is legally part of the prospectus.
Annual/Semi-Annual Reports and Form N-CSR: The Fund's annual and semi-annual reports to shareholders and Form N-CSR contain more information about the Fund's investments. The annual shareholder report also includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal period. The Fund's Form N-CSR filings contain the Fund's annual and semi-annual financial statements.
How to Obtain Information: You may obtain a free copy of the SAI, annual and semi-annual reports and other information such as Fund financial statements and ask questions about the Fund or your accounts, online at VictoryFunds.com, by contacting the Fund at the following address or telephone number, or by contacting your financial intermediary.
By telephone:
Call Victory Funds at
(800) 235-8396
You also can obtain information about the Fund (including the SAI, other reports, and other information such as Fund financial statements) from the SEC on the SEC’s EDGAR database at sec.gov or, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov
Investment Company Act File No. 811-7852

September 1, 2026
Prospectus
Victory Growth & Income Fund
Fund Shares	Institutional Shares	Class A	Class C	Class R6
USGRX	UIGIX	—	—	—
The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
vcm.com
(800) 235-8396

Victory Growth & Income Fund Summary
Investment Objective
The Victory Growth & Income Fund (the “Fund”) seeks capital growth with a secondary investment objective of current income.
Fund Fees and Expenses
The tables below describe the fees and expenses that you may pay, if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Shareholder Fees
(paid directly from your investment)
	Fund Shares	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of purchase or sale price)	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees[1]	0.61%	0.61%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%
Other Expenses	0.22%	0.63%
Total Annual Fund Operating Expenses	0.83%	1.24%
Fee Waiver/Expense Reimbursement[2]	0.00%	(0.39)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	0.83%	0.85%
1
The management fee is comprised of a base fee (which is equal to an annualized rate of 0.60% of the Fund’s average daily net assets) and a performance adjustment. The performance adjustment is calculated separately for each share class on a monthly basis and is added to or subtracted from the base fee depending upon the performance of the respective share classes relative to the Lipper Multi-Cap Core Funds Index. Assets and performance are each measured over a rolling 36-month period. The annual adjustment rate ranges from +/- 0-6 basis points (a basis point is 1/100th of a percentage point) of average daily net assets depending on the level of over/under-performance. The performance adjustment reflected in the management fee may differ from the over/under annual adjustment rate due to differences in average net assets for the fiscal reporting period and rolling 36-month performance period. See Organization and Management of the Fund section for a description of the performance adjustment.
2
Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual fund operating expenses (excluding certain items such as performance fee adjustments, acquired fund fees and expenses, if any, interest, taxes, brokerage commissions, capitalized expenses, and other extraordinary expenses) do not exceed an annual rate of 0.88% and 0.84% of the Fund Shares and Institutional Shares, respectively, through at least August 31, 2027. The Adviser is permitted to recoup management fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. The amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund’s management fee. This agreement may only be terminated by the Fund’s Board of Trustees.
1

Victory Growth & Income Fund Summary
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or continue to hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Fund Shares	$85	$265	$460	$1,025
Institutional Shares	$87	$355	$643	$1,466
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the most recent fiscal year, the Fund's portfolio turnover rate was 45% of the average value of its portfolio.
Principal Investment Strategy
The Fund invests its assets primarily in equity securities that show the best potential for total return through a combination of capital growth and income. The assessment of potential return is based on an analysis of earnings and earnings growth, relative value, and company management. The Fund’s Adviser allocates the Fund’s assets among the Adviser’s internal investment teams. The managers implement a combination of quantitative and/or fundamentally driven security selection investment processes. One of the managers focuses on companies that may exhibit attractive levels of growth while the other seeks out companies that provide a high level of dividend income with attractive levels of quality and value. Although the Fund invests primarily in U.S. securities, it may invest up to 20% of its total assets in foreign securities, including securities issued in emerging markets.
Principal Risks
The Fund’s investments are subject to the following principal risks:
General Market Risk – Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, imposition of tariffs, sanctions against a particular foreign country, its nationals, businesses or industries, and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes may add to instability in global economies and markets generally and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.
Equity Securities Risk – The values of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general market, economic, and political conditions, and other factors. A company’s earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, tariffs, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other
2

Victory Growth & Income Fund Summary
events, conditions, and factors. Price changes may be temporary or may last for extended periods. Equity securities have the lowest priority, and the greatest risk, with respect to dividends and any liquidation payments in the event of an issuer’s bankruptcy.
Foreign Securities Risk – Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Global markets, or those in a particular region, may all react in similar fashion to important political, economic, or other developments. Events and evolving conditions in certain economies or markets, including with respect to tariffs or sanctions, may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile.
Emerging Markets Risk – Foreign securities risk can be particularly heightened because investments in emerging market countries generally are more volatile than investments in developed markets. Emerging market countries are less economically diverse and mature than more developed countries and tend to be politically less stable. The governments of emerging market countries may be more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. In addition, the economies of emerging market countries may be dependent on relatively few industries that are more susceptible to local and global changes. Emerging market countries may also have less developed legal and accounting systems, and their legal systems may deal with issuer bankruptcies and defaults differently than U.S. law would.
Sector Risk – To the extent the Fund invests in one or more sectors, such as the information technology sector, it is subject to the risks faced by these companies, such as intense competition and potentially rapid product obsolescence. Information technology companies also are heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights.
Management Risk – The Fund is actively managed, and the investment techniques and risk analyses used by the Fund’s portfolio managers may not produce the desired results.
Large Shareholder Risk – The actions by one large shareholder or multiple shareholders acting simultaneously may have an impact on the Fund and, therefore, indirectly on other shareholders. Shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.
Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. By itself, the Fund does not constitute a complete investment plan. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.
An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Investment Performance
The following bar chart and table are intended to help you understand some indication of the risks of investing in the Fund. The bar chart illustrates the Fund Shares' volatility by showing how performance has varied from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the share classes for the periods indicated compared to those of the Fund's regulatory broad-based securities market index and an additional index of funds with similar investment objectives. We assume reinvestment of dividends and distributions.
3

Victory Growth & Income Fund Summary
Performance data for the classes varies based on differences in their fee and expense structures and reflects any expense limitations in effect during the periods shown. Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. The Fund’s most current performance information is available on the Fund’s website at vcm.com or by calling (800) 235-8396.
Calendar Year Returns for Fund Shares

45%
30%
15%
0%
-15%
-30%
11.86%
20.64%
-8.74%
21.77%
17.46%
22.67%
-18.48%
26.69%
21.50%
16.20%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter	21.74%	June 30, 2020
Lowest Quarter	-20.78%	March 31, 2020

Year-to-date return	10.59%	June 30, 2026

Average Annual Total Returns (For the Periods Ended December 31, 2025)	1 Year	5 Years	10 Years
FUND SHARES Before Taxes	16.20%	12.33%	12.16%
FUND SHARES After Taxes on Distributions	13.94%	9.64%	9.80%
FUND SHARES After Taxes on Distributions and Sale of Fund Shares	10.96%	9.26%	9.38%
INSTITUTIONAL SHARES Before Taxes	16.20%	12.56%	12.31%
Indices
Russell 3000® Index reflects no deduction for fees, expenses, or taxes	17.15%	13.15%	14.29%
Lipper Multi-Cap Core Funds Index reflects no deduction for taxes	17.52%	12.19%	13.27%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (“IRA”) or 401(k) plan, the after-tax returns shown in the table are not relevant to you. Please note that after-tax returns are shown only for the Fund Shares and may differ for each share class.
4

Victory Growth & Income Fund Summary
Management of the Fund
Investment Adviser
Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser.
The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. The portfolio managers primarily responsible for the day-to-day management of all or a portion of the Fund are members of the Adviser’s RS Investments Growth (“RS Growth”) and WestEnd Advisors, LLC (“WestEnd”) investment franchises and its Victory Solutions platform.
Portfolio Management
	Title	Tenure with the Fund
D. Scott Tracy, CFA	Chief Investment Officer, RS Growth	Since 2019
Stephen J. Bishop	Portfolio Manager, RS Growth	Since 2019
Melissa Chadwick-Dunn	Portfolio Manager, RS Growth	Since 2019
Paul Leung, CFA	Portfolio Manager, RS Growth	Since 2019
Mannik S. Dhillon, CFA, CAIA	President, Investment Franchises & Solutions	Since 2019
Fritz Porter, CFA	Co-Chief Investment Officer and Portfolio Manager, WestEnd	Since 2024
Ned Durden	Chief Investment Strategist and Portfolio Manager, WestEnd	Since 2024
Ty Peebles, CFA, CPA	Co-Chief Investment Officer and Portfolio Manager, WestEnd	Since 2024
Jacob Buchanan, CFA	Portfolio Manager, WestEnd	Since 2024
Purchase and Sale of Fund Shares
Investment Minimums	Fund Shares	Institutional Shares
Minimum Initial Investment	$3,000	$1,000,000
Minimum Subsequent Investments	$50	None
You may purchase or sell Fund Shares on any business day through vcm.com or by telephone at (800) 235-8396. You also may purchase or sell Fund Shares through certain other financial intermediaries. If you have opened an account directly with the Fund, you also may purchase and sell Fund Shares by mail at P.O. Box 182903, Columbus, OH 43218-2903. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Institutional Shares are not offered for sale directly to the general public. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Certain broker-dealers and other financial intermediaries (such as a bank) may establish higher or lower minimum initial and subsequent investment amounts to which you may be subject if you invest through them.
When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value (“NAV”) after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.
5

Victory Growth & Income Fund Summary
Tax Information
The Fund intends to make distributions that generally will be taxed to you as ordinary income or long-term capital gains, unless you are a tax-exempt investor or you invest through an IRA, 401(k) plan, or other tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.
6

Additional Fund Information

Victory Capital Management Inc., which we refer to as the “Adviser” throughout the Prospectus, manages the Fund.
The Fund is managed by the Adviser who also manages other funds, each having distinct investment management objectives, strategies, risks, and policies. Together, these funds are referred to in this Prospectus as the “Victory Funds” or, more simply, the “Funds.”
The Fund seeks capital growth with a secondary investment objective of current income. The Fund’s Board of Trustees (the “Board”) may change the investment objective without shareholder approval. The Fund will provide shareholders notice of any such change.
The Fund invests its assets primarily in equity securities that show the best potential for total return through a combination of capital growth and income. The assessment of potential return is based on an analysis of earnings and earnings growth, relative value, and company management.
Although the Fund invests primarily in U.S. securities, up to 20% of the Fund’s total assets may be invested in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in developed markets.
In addition to companies organized in the United States, a U.S. company includes any company organized outside of the United States but which (a) is included in an index tracking the performance of a U.S. securities market; (b) has its headquarters or principal location of operations in the United States; (c) has its primary listing on a securities exchange or market in the United States; or
(d) derives a majority of revenues in the United States.
The Fund may consider various non-financial factors, where applicable, through quantitative models or qualitative assessments, including, for example, third-party sustainability ratings or governance and risk-related factors. Any consideration of such factors is only one part of the investment process and may have little to no weight on investment decisions, whether on an individual security basis or in the context of overall portfolio construction.
The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies as a response to adverse market, economic, political, or other conditions. The effect of taking such a temporary defensive position is that the Fund may not achieve its investment objective.
RS Growth
RS Growth employs both fundamental analysis and quantitative screening in seeking to identify companies it believes will produce sustainable earnings growth over a multi-year horizon. Investment candidates typically exhibit some or all of the following key criteria: strong organic revenue growth, expanding margins and profitability, innovative products or services, defensible competitive advantages, growing market share, and experienced management teams. Valuation is an integral part of the investment process and purchase decisions are based on RS Growth’s expectation of the potential reward relative to risk of each security based in part on its proprietary earnings calculations.
WestEnd
WestEnd invests in individual equity securities by selecting companies within each targeted GICS® Sector held in the Victory US Large Cap 500 Index, weighted in proportion to their index weight. The Victory US Large Cap 500 index is an unmanaged market-cap weighted index that consists of the largest 500 U.S. equity securities with readily available price data. Securities are sold when a targeted GICS® Sector has been eliminated or reduced from the sector model. Securities may also be sold as a result of being reduced or eliminated from the Victory US Large Cap 500 Index.
7

Additional Fund Information

Victory Solutions
Victory Solutions seeks to create a diversified portfolio of stocks that pay a dividend with superior dividend growth potential that emphasize certain investment factors such as quality, value, and momentum through quantitative analysis. Victory Solutions uses quantitative analysis to identify companies that generally meet one of the following criteria: trade at attractive valuations, exhibit positive momentum, and/or have strong and stable profitability. The team allocates the Fund's exposure to these factors in an attempt to take advantage of opportunities and limit the amount of risk any individual factor contributes to the Fund. Victory Solutions may engage in active and frequent trading of portfolio holdings for the portion of the Fund’s assets it manages and will sell an investment if the above-mentioned attributes are not compelling as compared to those of another investment choice.
8

Investments

The following describes the types of securities the Fund may purchase under normal market conditions to achieve its principal investment strategy.
Equity Securities
The Fund considers equity securities to include common stocks, preferred stocks, securities convertible into common stocks, securities that carry the right to buy common stocks, and REITs. The Fund’s investment in convertible securities will be limited to 5% of the value of the Fund’s net assets at the time these securities are purchased.
Foreign Securities
Can include common stock and convertible preferred stock of non-U.S. companies. Also may include American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”), which are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies, and exchange-traded funds (“ETFs”) that invest in foreign companies.
Additional Fund Strategies. The Adviser may use other types of investment strategies in pursuing the Fund's overall investment objective. The following describes the investment technique the Adviser may employ that is not considered to be a part of the Fund's principal investment strategies. Additional securities and techniques are described in the Fund's SAI.
Securities Lending
To enhance the return on its portfolio, the Fund may lend portfolio securities to brokers, dealers, and financial institutions to realize additional income under guidelines adopted by the Board. Each loan will be secured continuously by collateral in the form of cash, securities issued by the U.S. government or its agencies or instrumentalities.
9

Risk Factors

The following provides additional information about the Fund's principal risks and supplements the risks discussed in the Fund’s Summary section of this Prospectus.
Convertible Securities Risk: The Fund may invest in convertible securities, the value of which fluctuates in relation to changes in interest rates, the market price of the underlying common stock, and the credit quality of the issuer. A convertible security tends to perform more like a stock when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the option to convert) and more like a debt security when the underlying stock price is low relative to the conversion price (because the option to convert is less valuable). Because its value can be influenced by many different factors, a convertible security generally is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security is called for redemption, the Fund will be required to either permit the issuer to redeem the security, convert it into underlying common stock, or sell it to a third party. Convertible securities are subject to equity risk, interest rate risk, and credit risk and are often lower-quality securities, which means that they are subject to the same risks as an investment in lower-rated debt securities. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. In addition, because companies that issue convertible securities are often small- or mid-cap companies, to the extent the Fund invests in convertible securities, it will be subject to the risks of investing in these companies. The stocks of small- and mid-cap companies are often more volatile and less liquid than the stocks of larger companies. Convertible securities normally are “junior” securities, which means an issuer usually must pay interest on its non-convertible debt before it can make payments on its convertible securities. If an issuer stops making interest or principal payments, these securities may become worthless and the Fund could lose its entire investment. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stock holders but after holders of any senior debt obligations of the company.
Equity Securities Risk: The value of an equity security will fluctuate in response to changes in earnings or other conditions affecting the issuer’s profitability or in general market conditions. Unlike debt securities, which have preference to a company’s assets in case of liquidation, equity securities are entitled to the residual value after the company meets its other obligations.
Foreign Securities Risk: Investing in foreign companies, including ADRs and GDRs, involves certain special risks. There is the possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; changes to trade policies and trade disputes; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; less publicly available information about foreign issuers; difficulties in obtaining legal judgments; and foreign withholding taxes. Foreign investing may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. Three risks that require additional consideration are:
◼
Emerging Markets Risk: Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that generally are less economically diverse and mature than those in the United States and to political systems that may be less stable. Investments in emerging markets may be subject to the risk of abrupt and severe price declines and their financial markets often lack liquidity. In addition, emerging market countries may be more likely than developed countries to experience rapid and significant adverse developments in their political or economic structures. Emerging market economies also may be overly reliant on particular industries, and more vulnerable to shifts in international trade, trade barriers, and other protectionist or retaliatory measures.
10

Risk Factors

Governments in many emerging market countries participate to a significant degree in their economies and securities markets. Some emerging market countries restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or may nationalize or expropriate the assets of private companies. Emerging market countries also may be subject to high inflation and rapid currency devaluations and currency-hedging techniques may be unavailable in certain emerging market countries.
◼
Political Risk: Political risk includes a greater potential for coups d’état, revolts, and expropriation by governmental organizations.
◼
European Economic Risk: The economies of European Union (“EU”) member countries and their trading partners, as well as the broader global economy, may be adversely affected by, among other things, changes in the Euro’s exchange rate; changes in EU or governmental regulations on trade; geopolitical and other events, including acts of terrorism, tensions, war or other open conflicts; and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact the Fund’s investments and cause it to lose money. Events in Europe may continue to impact the economies of every European country and their economic partners. The ongoing Russia-Ukraine conflict, the resulting responses by the United States and other countries, and the potential for wider conflict have had, and could continue to have, severe adverse effects on regional and global economies and could further increase volatility and uncertainty in the global financial markets. In addition, uncertainties regarding the viability of the EU have impacted and may continue to impact regional and global markets. There are ongoing concerns regarding the United Kingdom’s withdrawal from the EU, commonly referred to as “Brexit,” as well as the impact this withdrawal may have on other economies of European countries and/or their sovereign debt. Withdrawals from the EU could cause significant regional and global market disruption, which may negatively impact the Fund’s investments and cause it to lose money.
General Market Risk: The Fund is subject to market risk, which is the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. In addition, markets and market-participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.
Market turmoil may be reflected in perceptions of economic uncertainty, price volatility in the equity and debt markets, and fluctuating trading liquidity. In response, governments may adopt a variety of fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and lower interest rates. An unexpected or quick reversal of these policies could increase volatility in the equity and debt markets. Market conditions and economic risks could have a significant effect on domestic and international economies, and could add significantly to the risks of increased volatility and decreased liquidity for the Fund’s portfolio. Equity securities tend to be more volatile than debt securities.
Geopolitical/Natural Disaster Risk: Political and diplomatic events within the United States, including a contentious domestic political environment, changes in political party control of one or more branches of the U.S. government, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a U.S. government shutdown, and disagreements over,
11

Risk Factors

or threats not to increase, the U.S. government’s borrowing limit (or “debt ceiling”), as well as political and diplomatic events abroad, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. A downgrade of the ratings of U.S. government debt obligations, or concerns about the U.S. government’s credit quality in general, could have a substantial negative effect on the U.S. and global economies. Moreover, although the U.S. government has honored its credit obligations, there remains a possibility that the United States could default on its obligations. The consequences of such an unprecedented event are impossible to predict, but it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Fund’s investments. Similarly, environmental and public health risks, such as natural disasters or epidemics, or widespread fear that such events may occur, may impact markets and economies adversely and cause market volatility in both the short- and long-term.
Information Technology and Operations Risk: Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The information technology and other operational systems upon which a Fund’s service providers rely may be subject to cyber attack or other technological disruptions, and could otherwise disrupt the ability of these service providers to perform essential tasks for the Fund. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.
Information Technology Sector Risk: To the extent the Fund makes substantial investments in the information technology sector it will be subject to proportionately higher exposure to the risks of this sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources, or personnel. The products of information technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates, and competition for the services of qualified personnel. Failure to introduce new products, develop and maintain a loyal customer base, or achieve general market acceptance for its products could have a material adverse effect on a company’s business. Companies in the information technology sector are heavily dependent on intellectual property and the loss of patent, copyright, and trademark protections may adversely affect the profitability of these companies.
Large Shareholder Risk: The Fund, like all mutual funds, pools the investments of many investors. Actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. For example, significant levels of new investments in the Fund by shareholders may cause the Fund to have more cash than would otherwise be the case, which might have a positive or negative impact on Fund performance. Similarly, redemption activity might cause the Fund to sell portfolio securities, which may increase transaction costs and might generate a capital gain or loss, or cause it to borrow funds on a short-term basis to cover redemptions, which would cause the Fund to incur costs that, in effect, would be borne by all shareholders, not just the redeeming shareholders. Shareholder purchase and redemption activity also may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.
Liquidity Risk: Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Fund would like due to a variety of factors, including general market conditions,
12

Risk Factors

the perceived financial strength of the issuer, or specific restrictions on resale of the securities. Consequently, the Fund may have to hold these securities longer than it would like and may forgo other investment opportunities. It also is possible that the Fund could be prevented from realizing capital gains or could be forced to incur capital losses if the Adviser is unable to sell a position at the time or price of the Adviser’s choosing. Lack of liquidity may impact valuation of such securities and the Fund’s net asset value (“NAV”) adversely, especially during times of financial distress. In addition, the Fund may not be able to raise cash when needed or may be forced to sell other investments to raise cash, which could impact the Fund’s performance negatively. Infrequent trading of securities also may lead to an increase in price volatility. Liquidity is a general investment risk that potentially could impact any security, but funds that invest in privately placed securities, certain small-company securities, high-yield bonds, mortgage-backed or asset-backed securities, foreign or emerging-market securities, derivatives, or other structured investments, which all have experienced periods of illiquidity, generally are subject to greater liquidity risk than funds that do not invest in these types of securities.
Management Risk: The Fund is subject to management risk, which is the possibility that the investment techniques and risk analyses used in managing the Fund's portfolio will not produce the desired results. In addition, we operate multiple investment franchises within the Adviser, and we also may utilize a “manager-of-managers” structure, which gives us the right, with the prior approval of the Board and without shareholder approval, to change subadviser(s). If we add or replace an investment franchise or a subadviser to the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new investment franchise or subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund’s portfolio could take place at a disadvantageous time and also could result in higher capital gains and distributions, which could affect the tax efficiency of the Fund negatively. In addition, the Fund may not be fully invested under its investment program while such realignment takes place, which may negatively impact the Fund’s performance.
REIT Investment Risk: Investing in both equity and debt securities of REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate. There is a risk that the Fund’s investments in real estate securities and REITs will decrease because of a decline in real estate values. Investing in global REITs may have greater risks than investing in domestic REITs, which are described above in Foreign Securities Risk. Moreover, by investing in debt securities of REITs, the Fund also is subject to credit risk, which is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer's ability to make such payments will cause the price of that security to decline.
Additionally, REITs are dependent upon the capabilities of the REIT portfolio managers; have limited diversification; and may be particularly sensitive to economic downturns or changes in interest rates, real estate values, cash flows of underlying real estate assets, occupancy rates, zoning laws, and tax laws. Because REITs are pooled investment vehicles that have expenses of their own, the Fund will indirectly bear its proportionate share of those expenses.
Warrants and Rights Risk: Warrants and rights may be considered more speculative than certain other types of investments in that they do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities. If a warrant or right to subscribe to additional shares is not exercised or, when permissible, sold prior to the warrant’s or right’s expiration date, or redemption by the issuer, the Fund would lose all or substantially all of the purchase price of the warrant or right. The market for warrants and rights may be limited, and there may at times not be a liquid secondary market for warrants and rights.
13

Risk Factors

Additional Risk Factors. The Adviser may use several types of investment strategies in pursuing the Fund's overall investment objective. The following risk is that which the Adviser does not consider to be a principal risk of the Fund. The statement of additional information (“SAI”) provides more detail about this risk and other risks that a Fund may be subject to that are not considered to be principal risks. You may request a copy of the Fund's SAI for more information.
Securities Lending Risk: The Fund may lend portfolio securities to broker-dealers or other institutions on a fully collateralized basis. There is a risk of delay in recovering a loaned security and/or risk of loss in collateral if the borrower becomes insolvent. There also is risk of loss if the borrower defaults and fails to return the loaned securities. The Fund could incur losses on the reinvestment of cash collateral from the loan, if the value of the short-term investments acquired with the cash collateral is less than the amount of cash collateral required to be returned to the borrower.
14

Organization and Management of the Fund

The Fund's Board has the overall responsibility for overseeing the management of the Fund.
The Investment Adviser
Victory Capital Management Inc. (the “Adviser”), a New York corporation that is registered as an investment adviser with the Securities and Exchange Commission (“SEC”), serves as the investment adviser to the Fund pursuant to an investment advisory agreement. Subject to the authority of the Board, the Adviser is responsible for the overall management and administration of the Fund's business affairs. The Adviser is responsible for selecting the Fund's investments according to its investment objective, policies, and restrictions. As of July 31, 2026, the Adviser managed and advised assets totaling in excess of $348.8 billion for individual and institutional clients. The Adviser’s principal address is 15935 La Cantera Pkwy, San Antonio, Texas 78256.
A discussion regarding the basis of the Board’s approval of the Fund's Advisory Agreement is available in the Fund's Form N-CSR for the period ended April 30.
The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. RS Investments Growth and WestEnd, Victory Capital investment franchises, and Victory Capital’s Victory Solutions platform are responsible for the day-to-day investment management of the Fund. The Adviser may allocate any portion (including, at times, no portion) of the Fund’s assets to an investment team.
The Fund’s investment management fee is comprised of a base investment management fee and a performance adjustment. The base investment management fee, which is accrued daily and paid monthly, is equal to an annualized rate of 0.60% of the Fund’s average daily net assets.
The performance adjustment is calculated separately for each share class of the Fund on a monthly basis and will be added to or subtracted from the base investment management fee depending upon the performance over the performance period of the respective share class relative to the performance of the Lipper Multi-Cap Core Funds Index, which tracks the total return performance of funds within the Lipper Multi-Cap Core Funds category. This category includes funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500® Index. Multi-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales per share growth value, compared to the S&P SuperComposite 1500 Index. The performance period for each share class consists of the current month plus the previous 35 months. The adjustment rate is determined as referenced in the following chart:
Over/Under Performance Relative to Index (in basis points)[1]	Annual Adjustment Rate (in basis points as a percentage of the Fund’s average daily net assets)
+/– 100 to 400	+/– 4
+/– 401 to 700	+/– 5
+/– 701 and greater	+/– 6
1 Based on the difference between the average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.
To determine the amount of the performance adjustment, the annual performance adjustment rate is multiplied by the average daily net assets of each respective share class over the entire performance period, which then is multiplied by a fraction, the numerator of which is the number of days in the
15

Organization and Management of the Fund

month and the denominator of which is 365 (366 in leap years). The resulting amount then is added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base investment management fee.
Under the performance fee arrangement, each share class of the Fund pays a positive performance fee adjustment for a performance period whenever the share class outperforms the Lipper Multi-Cap Core Funds Index over that period, even if the share class had overall negative returns during the performance period.
The performance adjustment may have a disproportionate impact on the performance of a share class with a smaller level of assets compared to the Fund’s other share classes with larger asset levels.
For the fiscal year ended April 30, 2026, performance adjustments were 0.01% and 0.01% for Fund Shares and Institutional Shares, respectively. The performance adjustment rate, if any, included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36-month performance period.
See Fund Fees and Expenses in this Prospectus for information about any contractual agreement agreed to by the Adviser to waive fees and/or reimburse expenses with respect to the Fund. From time to time, the Adviser also may voluntarily waive fees and/or reimburse expenses in amounts exceeding those required to be waived or reimbursed under any contractual agreement that may be in place with respect to the Fund.
The Fund is authorized, although the Adviser has no present intention of using such authority, to use a “manager-of-managers” structure. The Adviser could select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of the Fund's assets. The Adviser would monitor each subadviser’s performance through quantitative and qualitative analysis and periodically report to the Board as to whether a subadviser’s agreement should be renewed, terminated, or modified. The Adviser also would be responsible for determining how the Fund's assets should be allocated to the subadvisers. The allocation for a subadviser could range from 0% to 100% of the Fund's assets, and the Adviser could change the allocations without shareholder approval.
Portfolio Management
RS Growth
D. Scott Tracy is Chief Investment Officer of the RS Growth team and has been with Victory Capital since 2016 when Victory Capital acquired RS Investments. Mr. Tracy began his investment career in 1997 and has been a member of the RS Growth team since 2001. Mr. Tracy holds a B.A. in history from Trinity College and an M.B.A. from the University of California, Berkeley. He is a CFA® charterholder. He has co-managed a portion of the Fund since 2019.
Stephen J. Bishop is a portfolio manager on the RS Growth team and has been with Victory Capital since 2016 when Victory Capital acquired RS Investments. Mr. Bishop began his investment career in 1992 and joined the RS Growth team in 1996 as a research analyst primarily covering the Information Technology sector. Mr. Bishop earned a B.A. from the University of Notre Dame and an M.B.A. from Harvard Business School. He has co-managed a portion of the Fund since 2019.
Melissa Chadwick-Dunn is a portfolio manager on the RS Growth team and has been with Victory Capital since 2016 when Victory Capital acquired RS Investments. Ms. Chadwick-Dunn began her investment career in 1992 and joined the RS Growth team in 2001. Ms. Chadwick-Dunn holds a B.A. in economics, an M.A. in international relations from the University of Chicago, and an M.B.A. from the Wharton School of the University of Pennsylvania. She has co-managed a portion of the Fund since 2019.
16

Organization and Management of the Fund

Paul Leung, CFA, is a portfolio manager on the RS Growth team and has been with Victory Capital since 2016 when Victory Capital acquired RS Investments. Mr. Leung began his investment career in 1999 and joined the RS Growth team in 2012 as an analyst primarily covering the technology sector. Mr. Leung holds a B.S. in applied economics and business management from Cornell University. Mr. Leung is a CFA® charterholder. He has co-managed a portion of the Fund since 2019.
WestEnd
Fritz Porter, CFA, is the Co-Chief Investment Officer and a Portfolio Manager at WestEnd, which became an investment franchise of the Adviser on December 31, 2021. Mr. Porter has been with WestEnd since 2008. Prior to joining WestEnd, Mr. Porter held asset management and investment banking positions at Wachovia Securities, U.S. Trust, and State Street Global Advisors. Mr. Porter received his B.A. degree from Davidson College and his MBA from Duke University’s Fuqua School of Business. Mr. Porter holds the Chartered Financial Analyst (CFA®) designation. He has co-managed a portion of the Fund since January 2024.
Ty Peebles, CFA, is the Co-Chief Investment Officer and a Portfolio Manager at WestEnd, which became an investment franchise of the Adviser on December 31, 2021. Mr. Peebles has been with WestEnd since 2014. Prior to joining WestEnd, Mr. Peebles worked at Global Endowment management, an Outsourced Chief Investment Officer (OCIO) service to endowments and foundations and Ernst & Young LLP as a Certified Public Accountant (CPA). Mr. Peebles received his B.A in Economics from the University of North Carolina at Chapel Hill and Master of Accounting degree from the University of North Carolina’s Kenan-Flagler Business School. Mr. Peebles holds the CFA designation. He has co-managed a portion of the Fund since January 2024.
Ned Durden is the Chief Investment Strategist and a Portfolio Manager at WestEnd, which became an investment franchise of the Adviser on December 31, 2021. Mr. Durden has been with WestEnd since 2006. Before joining WestEnd, Mr. Durden was a Director at the MONY Group. Mr. Durden is a graduate of the University of Virginia, Darden School of Business (MBA) and his law degree from the University of Virginia School of Law (JD). He has co-managed a portion of the Fund since January 2024.
Jacob Buchanan, CFA, is a Portfolio Manager at WestEnd, which became an investment franchise of the Adviser on December 31, 2021. In addition to his portfolio management responsibilities, Mr. Buchanan conducts macroeconomic and security research and analysis to support the management of all the firm’s investment strategies. He entered the financial services industry in 2016 and joined WestEnd Advisors in 2018. Prior to joining WestEnd, Mr. Buchanan worked at Credit Suisse supporting the CFO of the firm’s securitized products division where he was responsible for internal financial analysis and forecasting. Prior to that role, he served as an analyst supporting Credit Suisse’s Global Markets trading division, conducting expense and cost savings analysis. Jacob holds the CFA designation. He is a graduate of the University of North Carolina at Chapel Hill, where he received his B.A. in Economics and studied Statistics and Operations Research.
17

Organization and Management of the Fund

Victory Solutions
Mannik S. Dhillon, CFA, CAIA, serves as President, Investment Franchises & Solutions, for Victory Capital and has co-managed the Fund since 2019. From 2015-2017, he served as Victory Capital’s Head of Investment Solutions, Product, and Strategy. From 2010 to 2015, Mr. Dhillon served as a managing director and head of manager research with Wilshire Associates, where he evaluated asset managers and led strategic consulting engagements. Mr. Dhillon is a CFA® and CAIA® charterholder.
The statement of additional information (“SAI”) provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund securities.
18

Investing with the Victory Funds

If you are looking for a convenient way to open an account or to add money to an existing account, we can help. The sections that follow will serve as a guide to your investment with the Victory Funds. These sections describe many of the share classes currently offered by the Victory Funds. Choosing a Share Class will help you decide which share class may be to your advantage to buy.
Keep in mind that Institutional Shares and Class R6 shares are available for purchase only by eligible shareholders. In addition, not all Victory Funds offer each class of shares described below; and therefore, certain classes may be discussed that are not necessarily offered by a Fund. The classes of shares that are offered by a Fund are those listed on the cover page designated with a ticker symbol. A Fund also may offer other share classes in different prospectuses.
This section of the prospectus also describes how to open an account, how to access information about your account, and how to buy, exchange, and sell shares of a Fund. Note, this information may vary if you invest through a third party such as a brokerage firm and will be dependent on that firm’s policies and practices. Consult your Investment Professional for specific details.
We want to make it simple for you to do business with us. If you have questions about any of this information, please call your investment professional or one of our customer service representatives at (800) 235-8396. They will be happy to assist you.
An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information.
Your Investment Professional also can help you decide which share class is best for you.
Investment Professionals and other financial intermediaries may charge fees for their services.

Choosing a Share Class
Fund Shares
◼
No front-end sales charge or contingent deferred sales charge (“CDSC”). All your money goes to work for you right away.
◼
Fund Shares do not pay any ongoing distribution and/or service (12b-1) fees.
◼
Typically, lower annual expenses than all classes except Institutional and Class R6 shares.
Institutional Shares
◼
No front-end sales charge or CDSC. All your money goes to work for you right away.
◼
Institutional Shares do not pay any ongoing distribution and/or service (12b-1) fees.
◼
Institutional Shares are only available to certain investors.
◼
Typically, lower annual expenses than all classes except Class R6 shares.
Class A
◼
Front-end sales charge, as described in this section. There are several ways to reduce or eliminate this charge as discussed under Sales Charge Reductions and Waivers for Class A Shares.
◼
A CDSC may be imposed if you sell your shares within 18 months of their purchase. The CDSC may be waived or reduced in certain circumstances as discussed under CDSC Reductions for Class A and Class C Shares.
◼
Class A shares also pay ongoing distribution and/or service (12b-1) fees.
◼
Lower annual expenses than Class C shares.
Class C
◼
No front-end sales charge. All your money goes to work for you right away.
19

Investing with the Victory Funds

◼
A CDSC may be imposed if you sell your shares within 12 months of purchase. The CDSC may be waived or reduced in certain circumstances as discussed under CDSC Reductions for Class A and Class C Shares.
◼
Class C shares also pay ongoing distribution and/or service (12b-1) fees.
◼
Higher annual expenses than all other classes of shares.
Class R6
◼
No front-end sales charge or CDSC. All your money goes to work for you right away.
◼
Class R6 shares do not pay any ongoing distribution and/or service (12b-1) fees.
◼
Class R6 shares are only available to certain investors.
◼
Typically, lower annual expenses than all other classes of shares.
Share Classes
When you purchase shares of the Fund, you must choose a share class. The Fund offers the share classes listed on the prospectus cover designated with their ticker symbol. Each share class represents an interest in the same portfolio of securities and is not a separate mutual fund. The classes differ in the sales charges, if any, and expenses that apply to your investment, allowing you and your Investment Professional to choose the class that best suits your investment needs. The Fund may offer additional classes of shares in the future.
Deciding which share class best suits your investment needs depends on a number of factors that you should discuss with your Investment Professional, including: whether you are eligible to invest in a particular class, how long you expect to hold your investment, how much you intend to invest in the Fund, and the total expenses associated with each share class.
The Fund reserves the right, without notice, to change the eligibility criteria for purchasing a particular share class. For example, a class of shares may be available to purchase only by retirement plans or by institutional investors. The Fund also may waive any applicable eligibility criteria or investment minimums at its discretion.
The Fund or any class may be closed at any time for failure to achieve an economical level of assets or for other reasons. Certain financial intermediaries who hold shares on behalf of their customers impose fees when the amount of shares of a particular class falls below a minimum threshold. To the extent that the amount of shares falls below that threshold, the Fund reserves the right to liquidate the shares held in accounts maintained by the financial intermediary.
Shares of the Fund are only available for sale in the United States and certain other areas subject to U.S. jurisdiction and may not be offered for sale in non-U.S. jurisdictions, except as approved by the Adviser. Investors residing outside of the United States (except those with Air/Army Post Office (“APO”), Fleet Post Office (“FPO”), or Diplomatic Post Office (“DPO”) addresses) generally may not purchase shares of the Fund, even if they are U.S. citizens or lawful permanent residents.
Eligibility Requirements to Purchase Fund Shares
You may open an account directly with the Fund and purchase Fund Shares on the Internet, by telephone, or by mail. Fund Shares also are available through certain financial intermediaries.
If Fund Shares are purchased through a retirement account or an Investment Professional (i.e., financial intermediary), the policies and procedures relating to these purchases may differ from those discussed in this prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other Investment Professional. For more information on these fees, check with your Investment Professional.
20

Investing with the Victory Funds

Eligibility Requirements to Purchase Institutional Shares
The Institutional Shares may be purchased by or through:
◼
Institutional and individual investors with a minimum investment in Institutional Shares of $1,000,000 who purchase through certain broker-dealers or directly from the transfer agent;
◼
Investors who purchase through advisory programs with an approved financial intermediary in which the financial intermediary typically charges the investor a fee based upon the value of the account (“Advisory Programs”). Such transactions may be subject to additional rules or requirements of the applicable Advisory Program;
◼
Brokerage platforms of firms that have agreements with the Distributor to offer such shares solely when acting as an agent for the investor and the investor may be required to pay a commission and/or other forms of compensation to the broker; or
◼
Institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as Affiliated Funds, and other persons or legal entities that the Fund may approve from time to time.
A Fund may allow a lower initial investment if, in the opinion of the Distributor, the investor has the adequate intent and availability of assets to reach a future level of investment of $1,000,000.
Eligibility Requirements to Purchase Class A and Class C Shares
Class A and Class C shares generally are made available through broker-dealers and other financial intermediaries and are subject to certain sales charges.
Eligibility Requirements to Purchase Class R6 Shares
Class R6 shares may only be purchased by or through:
◼
Endowments and foundations;
◼
Retirement plans, including Section 401 and Section 457 plans, Section 403 plans sponsored by a Section 501(c)(3) organization, employer-sponsored benefit plans (including health savings accounts) and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans;
◼
Advisory Programs with an approved financial intermediary in which the financial intermediary typically charges the investor a fee based upon the value of the account; or
◼
Registered investment companies.
Such investments may be subject to additional rules or requirements of the applicable Advisory Program.
The Class R6 shares are not available to retail accounts, traditional or Roth IRAs, SEPs, SARSEPs, SIMPLE IRAs, or 529 Education Savings Plans.
Eligibility of Individuals Associated with the Victory Funds and Fund Service Providers
Current and retired trustees of Victory-advised funds and the officers, directors, trustees, employees, and family members of employees of the Adviser or Affiliated Providers are eligible to purchase the lowest expense share class offered by the Fund. In the case of Class A shares, such purchases are not subject to a front-end sales charge. “Affiliated Providers” are affiliates of the Adviser and organizations that provide services to Victory Portfolios III (the “Trust”).
The Fund reserves the right to change the criteria for eligible investors and the investment minimums.
21

Investing with the Victory Funds

Additional Information Regarding Financial Intermediaries
Your ability to purchase, exchange, redeem, and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include: minimum investment requirements, exchange policies, fund choices, cutoff time for investments, and trading restrictions.
In addition, your financial intermediary may charge a transaction or other fee for the purchase or sale of shares of the Fund. Those charges are retained by the financial intermediary and are not shared with us. Please contact your financial intermediary or plan sponsor for a complete description of its policies.
Copies of the Fund's annual report, semi-annual report, and SAI are available from your financial intermediary or plan sponsor.
22

How to Buy Shares

Opening an Account With the Fund
You may purchase shares directly from the Fund or through certain investment professionals (e.g., financial intermediaries) as described below. If you already have an account with us, you will not need to fill out another application to invest in another fund, including other funds managed by the Adviser (together with the Fund, we refer to these as the “Affiliated Funds” or so simply as the “Funds”), unless the registration is different or we need further information to verify your identity.
As required by federal law, we must obtain certain information from you prior to opening an account with us. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. You may be asked for a copy of your driver’s license, passport, or other identifying documents as part of this process which may be cross-referenced against a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. If we subsequently are unable to verify your identity within a reasonable time, we may close your account or take other appropriate action. If your account is closed for this reason, your shares will be redeemed at the next calculated NAV. We prohibit opening accounts for certain investors, including but not limited to, foreign financial institutions, shell banks, correspondent accounts for foreign shell banks, and correspondent accounts for foreign financial institutions. A “foreign shell bank” is a foreign bank without a physical presence in any country. A “correspondent account” is an account established for a foreign bank to receive deposits from, or to make payments or other disbursements on behalf of, the foreign bank, or to handle other financial transactions related to such foreign bank.
Each shareholder named on an account with us must provide a Social Security number or other taxpayer identification number to avoid “backup” tax withholding required by the Internal Revenue Code of 1986, as amended (the “Code”).
Effective Date of Purchase
Purchase, exchange, and redemption requests are not processed until received in proper form. “Proper form” means actual receipt of the order along with all information and supporting documentation necessary to effect the transaction. Complete information may include any verification or confirmation of identity that the Fund's transfer agent or other authorized Fund agent may request. For purchase requests, “proper form” also generally includes receipt of sufficient funds to effect the purchase. The Fund, its transfer agent, or any authorized Fund agent may, in its sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time. Financial intermediaries may have their own requirements for recognizing a transaction in proper form or good order. If you hold your shares through a financial intermediary, please contact them for specific proper form or good order requirements.
When you make a purchase, your purchase price will be the NAV per share next calculated after we or the financial intermediary receive your request in “proper form.” The Fund’s NAV per share is calculated as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (“NYSE”) each day it is open for trading. If we or the financial intermediary receive your purchase request in proper form prior to that time, your purchase price will be the NAV per share calculated for that day. If we or the financial intermediary receive your purchase request in proper form after that time, the purchase price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.
The Fund or the Fund's Distributor or transfer agent may enter into agreements with Servicing Agents (such as financial intermediaries or plan sponsors), which hold shares of the Fund in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for
23

How to Buy Shares

shares of the Fund on the Fund’s behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund’s NAV per share next calculated after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.
Paying for Your Purchase
If you hold an account directly with the Fund and you plan to purchase shares from us with a check, the instrument must be written in U.S. dollars and drawn on a U.S. bank. If unclear or no instructions are provided with your check as to which fund the purchase was intended, we will make every effort to contact you to receive proper instructions. However, if we are unable to reach you within three business days of receipt of your check, we will deposit the funds in an existing or new Victory Treasury Money Market Trust account matching your existing registration. If we cannot locate an existing account matching your registration, the check will be returned within three business days. Initial purchases into an account by electronic funds transfer or check may be held for up to 30 days before any redemptions may be processed. We do not accept the following foreign instruments: checks, money orders, traveler’s checks, or other similar instruments. In addition, we do not accept cash or coins. If you plan to purchase shares through a financial intermediary, please check with that financial intermediary regarding acceptable forms of payment.
Minimum Investments
Fund Shares:
$3,000. However, financial intermediaries may set different investment minimums, and the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Institutional Shares:
$1 million. However, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Class A and Class C Shares:
$2,500 minimum ($1,000 for IRA accounts, gift/transfer to minor accounts, and purchases through automatic investment plans). However, financial intermediaries may set different investment minimums, and the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
If your account falls below the minimum investment amount, we may ask you to reestablish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.
The minimum investment required to open an account may be waived or lowered for employees and immediate family members of the employee of the Adviser, the Administrator, and their affiliates. In addition, the minimum investment required may be waived when the Fund is purchased through an Advisory Program or within qualified retirement plans or in other similar circumstances.
Class R6 Shares:
There is no minimum initial investment amount for Class R6 shares. However, financial intermediaries or plan recordkeepers may require plans to meet different investment minimums. Please contact your financial intermediary for additional information.
24

How to Buy Shares

Purchasing Additional Shares
Fund Shares:
$50 minimum per transaction, per account. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Institutional Shares:
There is no subsequent purchase minimum for investments in Institutional Shares.
Class A and Class C Shares:
$50 minimum per transaction, per account.
Class R6 Shares:
There is no subsequent purchase minimum for investments in Class R6 shares. However, financial intermediaries or plan recordkeepers may require participants to meet different subsequent purchase requirements.
Contacting the Victory Funds
The following features may be available to you to purchase, exchange, and redeem shares of the Fund you hold in an account opened directly with the Fund. Once you have an existing account, you can make additional investments at any time in any amount (subject to any minimums) in the following ways. All website transactions should be placed online at vcm.com.
◼
Internet Access
Review account information and make most account transactions. This includes making purchases, exchanges, and redemptions; reviewing account activity; checking balances; and more.
◼
Mobile Access
Review account information and make most account transactions.
◼
Telephone Access
To access account information and make account transactions, call toll free (800) 235-8396 during normal business hours to speak with a member service representative.
◼
Mail
If you would like to make a purchase or request a redemption by mail, send your written instructions to:
Regular Mail:
Victory Funds
P.O. Box 182903
Columbus, OH 43218-2903
Overnight Mail:
Use the following address ONLY for overnight packages:
Victory Funds
c/o FIS TA Operations
4249 Easton Way, Suite 400
Columbus, OH 43219
PHONE: (800) 235-8396
25

How to Buy Shares

◼
Bank Wire
To add to your account or request a redemption by bank wire, visit the vcm.com website or call (800) 235-8396 for instructions. This helps to ensure that your account will be credited or debited promptly and correctly. Any commercial bank can transfer same-day funds by wire.
Although the transfer agent currently does not charge you for receiving same-day funds, it reserves the right to charge for this service in the future. Your bank may charge you for wiring same-day funds.
◼
Electronic Funds Transfer
Additional purchases on a regular basis may be deducted electronically from a bank account. To sign up for these services when opening an account, visit the vcm.com website or call (800) 235-8396 for assistance. Currently, the Fund does not charge a fee for electronic transfers, but it reserves the right to charge for this service in the future. Your originating bank may charge a fee for electronic transfers.
26

How to Exchange Shares and Class Conversions

There may be limits on the ability to exchange between certain Victory Funds. You can obtain a list of Victory Funds available for exchange by calling (800) 235-8396 or by visiting VictoryFunds.com
The shares of any class of a Fund may be exchanged for the shares of any other class offered by the Fund or the same class, or any other class, of any other Victory Funds, either through your investment professional or directly through the Fund, subject to the conditions described below:
◼
Exchanges are subject to any CDSC, minimum investment limitation, or eligibility requirements described in the applicable prospectus and SAI. You may be required to provide sufficient information to establish eligibility to exchange into a new share class.
◼
To exchange between Victory Funds, the other Victory Fund you wish to exchange into must be eligible for exchange with your Fund.
◼
Shares of the Victory Fund selected for exchange must be available for sale in your state of residence.
If you have questions about these, or any of the Fund’s other exchange policies, please consult your customer service representative or your Investment Professional before requesting an exchange.
Before exchanging, you should read the prospectus of the Fund you wish to exchange into, which may be subject to different risks, fees, and expenses.
Other Exchange Rules You Should Know
If you have opened an account directly with the Fund, you may make exchanges on vcm.com. After we receive the exchange orders, the Fund’s transfer agent will simultaneously process exchange redemptions and purchases at the share prices next calculated pursuant to the procedures set forth herein. See Effective Date of Purchase for additional information. The investment minimums applicable to share purchases also apply to exchanges.
If you hold shares of the Fund in an account with a financial intermediary or plan sponsor, the policies and procedures on an exchange may differ from those discussed in this Prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy, sell, or exchange shares of the Fund through a broker or other Investment Professional. For more information on these fees, check with your Investment Professional.
An exchange of Fund shares for shares of another Victory Fund constitutes a sale for tax purposes unless the exchange is made within an IRA or other tax-deferred account.
The Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. The Fund may terminate or modify the exchange privilege at any time upon 60 days’ notice to shareholders.
For information on how to exchange shares of a Fund that were purchased through your employer’s retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.
27

How to Exchange Shares and Class Conversions

Other Conversions
Under certain circumstances, we may convert your Institutional Shares to Fund Shares, as applicable. The Fund will notify you before any such conversion occurs.
The Fund also may provide for other conversion privileges from time to time under which a shareholder of the Fund may convert shares into another class of shares of the same Fund under certain circumstances, subject to approval by the Fund’s officers. For example, subject to approval by the Fund’s officers, a shareholder may convert shares of one class of the Fund held through an eligible advisory program into shares of another class of the Fund (if available) with a lower expense ratio, provided that following the conversion the shareholder meets applicable eligibility requirements for the class into which the shareholder seeks to convert (as described in this prospectus).
Pricing
When a conversion occurs, you receive shares of one class of a fund for shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs per share of the two share classes. A conversion between share classes of the same fund is a non-taxable event.
Conversions are not subject to the Fund's restrictions on short-term trading activity discussed under Excessive Short-Term Trading.
28

How to Sell Shares

Shareholders will receive a redemption price of the NAV per share next calculated after we receive the redemption request in “proper form” as provided under Effective Date of Purchase. If we receive the redemption request in proper form prior to the close of the NYSE’s regular trading session (generally 4 p.m. Eastern time), the redemption price will be the NAV per share calculated for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.
Under certain circumstances and when deemed to be in the Fund’s best interests, proceeds may not be sent to intermediaries for up to seven days after receipt of the redemption order.
There are a number of convenient ways to sell your shares.
If you have a direct account with the Fund, you may redeem Fund Shares on the Internet, by telephone, or by mail on any day the NAV per share is calculated. You can use the same mailing addresses listed under the section titled How to Buy Shares.
◼
By Internet
Log on to your account using vcm.com and place your redemption request.
◼
By Telephone
Call toll free (800) 235-8396 during normal business hours. You have the following options for receiving your redemption proceeds:
◼
Mail a check to the address of record;
◼
Wire funds to a previously designated domestic financial institution;
◼
Mail a check to a previously designated alternate address; or
◼
Electronically transfer your redemption via EFT to a previously designated domestic financial institution.
The Fund has undertaken certain authentication procedures regarding telephone transactions and will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.
◼
By Mail
Use the regular U.S. mail or overnight mail address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds.
◼
By Wire
If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call before the close of trading on the NYSE, your funds will be wired on the next business day.
◼
By Electronic Funds Transfer (“EFT”)
Normally, your redemptions will be processed on the same day, but will be processed on the next day if received after close of trading on the NYSE. It will be transferred by EFT as long as the transfer is to a domestic bank.
29

How to Sell Shares

Additional Information About Redemptions
The Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).
Under normal market conditions, the Fund typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. Under deteriorating market conditions or market stress, the Fund also may borrow to meet redemption requests. The Fund and the other Affiliated Funds are limited as to the amount that each may individually and collectively borrow in these circumstances. As a result, borrowings available to the Fund may be insufficient to satisfy Fund redemption requests. In addition, the Fund reserves the right to honor redemption orders wholly or partly with in-kind distributions of Fund portfolio securities instead of cash.
Fund Shares:
If you hold Fund Shares through an account directly with the Fund, the Fund typically expects to pay out redemption proceeds on the next business day after your order is received in proper form; however, it may take up to seven days to send your proceeds.
Payment for redemption of shares purchased by electronic funds transfer (“EFT”) or check will be sent after the EFT or check has cleared, which could take up to 30 days from the initial purchase date into the Fund and, for subsequent purchases into the Fund, seven business days from the purchase date.
If you choose to have your redemption proceeds mailed to you and either the U.S. Postal Service is unable to deliver the distribution check to you or the check remains outstanding for more than six months, the Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed redemption checks.
If you hold Fund Shares with a financial intermediary, please contact your financial intermediary regarding redemption policies. Normally, the Fund transmits proceeds to intermediaries for redemption orders that are received in proper form on the next business day after receipt.
Institutional Shares:
Institutional Shares typically expect to pay out redemption proceeds on the next business day after your order is received in proper form; however, it may take up to seven days to send your proceeds.
Class A and Class C Shares:
Check with your financial intermediary for its policies on redemptions. Class A and Class C shares purchased through a financial intermediary should be redeemed through the financial intermediary. The Fund typically expects to transmit proceeds to intermediaries for redemption orders received in proper form on the next business day after receipt.
Class R6 Shares:
Class R6 shares may be purchased or redeemed through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. Check with your financial intermediary or plan sponsor for its policies on redemptions. Normally, the Fund transmits proceeds to intermediaries and eligible institutional investors (foundations and endowments) for redemption orders received in proper form on the next business day after receipt.
For federal income tax purposes, a redemption of shares of the Fund is a taxable event, upon which you may recognize a capital gain or loss (unless you hold the shares of the Fund in a tax-deferred account or are a tax-exempt investor). A capital gain or loss is based on the difference between your basis in the redeemed shares and the proceeds you receive upon their redemption. See Important Information About Taxes for information regarding basis election and reporting.
30

Information About Fees

The Fund is comprised of multiple classes of shares. Each class shares the Fund's investment objective and investment portfolio. The classes have different fees, expenses, and/or minimum investment requirements. The difference in the fee structures between the classes is primarily the result of their separate arrangements for shareholder and distribution services and performance fee arrangements. It is not the result of any difference in the base investment management, custodial fee rate schedules, or other expenses related to the management of the Fund's assets, which do not vary by class. Different fees and expenses will affect performance.
Except as described below, the share classes have identical voting, dividend, liquidation, and other rights, preferences, terms, and conditions. The primary differences between the classes are: (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting that class; and (d) each class may have different purchase, exchange, and redemption privileges.
Distribution and Service Plan
In accordance with Rule 12b-1 under the Investment Company Act of 1940, the Trust has adopted a Distribution and Service Plan for Class A shares of the Fund.
Under the Class A Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.25% of its average daily net assets of its Class A shares. The fee is paid for general distribution services and for providing personal services to shareholders. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund’s shares.
Personal services to shareholders generally are provided by broker-dealers or other financial intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions, and changing account information.
Under the Class C Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of 1.00% of the average daily net assets of its Class C shares. Of this amount, 0.75% of the Fund’s Class C shares average daily net assets will be paid for general distribution services and for selling Class C shares. The Fund will pay 0.25% of its Class C shares average daily net assets to compensate financial institutions that provide personal services to Class C shareholders of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund's Class C shares. Personal services to shareholders generally are provided by broker-dealers or other financial intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.
Because Rule 12b-1 fees are paid out of the Fund’s assets and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For additional information about the Rule 12b-1 Plan and its terms, see Distribution and Service Plans in the SAI.
31

Information About Fees

Payments to Financial Intermediaries
Certain financial intermediaries perform recordkeeping, networking, administrative, sub-transfer agency, and shareholder services for their clients with respect to their investments in the Fund that otherwise would be performed by the Fund’s transfer agent or administrator and shareholder servicing agent.
In some circumstances, we, or one of our affiliates, will pay a financial intermediary for these services out of our own resources, including any profits from the advisory fees the Adviser receives from the Funds. In other circumstances, the Fund will pay a fee to the financial intermediary for performing those services. The Fund will not pay financial intermediaries more than it would pay its direct service providers for transfer agency, administration, and/or shareholder services. In cases where intermediary fees are higher due to differences in the services being provided or other factors, the additional amounts will be paid by us and/or the Distributor. In addition, these payments generally are based on either (1) a percentage of the average daily net assets of Fund shareholders’ accounts serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. The aggregate amount of these payments may be substantial.
In addition, we and the Fund's Distributor may make payments to intermediaries for various additional services, other expenses, and/or the financial intermediaries’ distribution of shares of the Fund. Such payments are sometimes referred to as “revenue sharing” and generally are negotiated with a financial intermediary on the basis of such factors as the number or value of shares of the Fund that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary.
We (and our affiliates) also may pay fixed fees for the listing of a Fund on a broker-dealer’s or financial intermediary’s system. Such payments are not considered to be revenue sharing payments.
32

Distributions and Taxes

Dividends and Other Distributions
As a shareholder, you are entitled to your share of net income and capital gains on the Fund’s investments. The Fund passes its earnings along to investors in the form of dividends. Dividends paid by the Fund represent the net income from dividends and interest earned on investments after expenses. The Fund will distribute short-term gains, as necessary; and if the Fund makes a long-term capital gain distribution, it normally is paid once a year in December.
Buying a dividend. You should check the Fund's distribution schedule before you invest.
If you buy shares of the Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

The Fund pays distributions of net investment income (“dividends”) quarterly. Dividends begin accruing on shares the day after payment is received and continue to accrue through either the settlement date or day after settlement date of a redemption, depending on the type of account.
The Fund may make additional distributions to shareholders, or may not make a distribution, when considered appropriate or necessary. For example, the Fund could make one or more additional distributions to avoid the imposition of any federal income or excise taxes, or it may not make a distribution to limit returns of capital.
Any distribution made by the Fund will reduce the NAV per share of the class by the amount of the distribution on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any distribution (as explained below under Important Information About Taxes). Some or all distributions may be subject to taxes.
Distributions can be received in one of the following ways. Please check with your Investment Professional if you are unsure of which option is right for you.
Reinvestment Option
The Fund automatically reinvests all income dividends and capital gain distributions, if any, on a share class in additional shares of that class unless you request to receive those distributions in cash by way of check or by way of electronic funds transfer.
Directed Bank Account Option
When you choose to receive cash dividends by way of electronic funds transfer to your bank checking or savings account, we will send them to you after the distribution date each month. The share price will be the NAV per share of the class computed on the ex-distribution date.
Cash Option
If you elect to receive your distributions by check, and the distribution amount is $25 or less, the amount will automatically be reinvested in the Fund. Otherwise, a check will be mailed to you no later than seven days after the dividend payment date. If you choose to have your distribution proceeds mailed to you and either the U.S. Postal Service is unable to deliver the distribution check to you or the check remains outstanding for at least six months, the distribution option on your account will default to the reinvestment option as described above. The Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed distribution checks. The Fund will invest in your account any dividend or other distribution payment returned to the Fund by your financial institution at the current NAV per share.
33

Distributions and Taxes

Income Earned Option
You can automatically reinvest your dividends in additional Fund shares and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.
Directed Distributions Option
If you own shares in more than one Victory Mutual Fund, you may direct that dividends and/or capital gain distributions received from one Victory Mutual Fund be used to purchase shares automatically in the same class of another Victory Mutual Fund.
Important Information About Taxes
The tax information in this Prospectus is provided as general information. You should review the more detailed discussion of federal income tax considerations in the SAI and consult your tax adviser regarding the federal, state, local, or foreign tax consequences resulting from your investment in the Fund.

Treatment of the Fund
The Fund, which is treated as a separate corporation for federal tax purposes, has qualified for each past taxable year, and intends to continue to qualify, for treatment as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). By doing so, the Fund (but not its shareholders) is relieved of federal income tax on the part of its investment company taxable income and net capital gain, if any, that it distributes to its shareholders.
Shareholder Taxation
◼
Distributions that shareholders receive from the Fund generally are subject to federal income tax and may be subject to state and/or local taxes.
◼
Dividends and distributions of net short-term gains are taxable to you as ordinary income, whether received in cash or reinvested in additional shares of the Fund or another Victory Mutual Fund.
◼
A portion of the Fund’s dividends (which is not expected to be substantial) may qualify for (1) the 50% dividends-received deduction available to corporations, and (2) the lower maximum federal income tax rates applicable to “qualified dividend income” of individuals and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy certain holding period and other restrictions with respect to their shares of the Fund—a maximum of 15% for a single shareholder with taxable income not exceeding $545,500 ($613,700 for married shareholders filing jointly) and 20% for those individual shareholders with taxable income exceeding those respective amounts (which are effective for 2026 and will be adjusted for inflation annually thereafter).
◼
Regardless of the length of time you have held shares of the Fund, distributions of net capital gains that the Fund realizes are taxable to you as long-term capital gains, whether received in cash or reinvested in additional shares of the Fund, and are taxed to individual shareholders at the 15% and 20% tax rates described above.
◼
You may realize a capital gain or loss for federal income tax purposes on a redemption or an exchange (which is treated like a redemption for those purposes) of shares of the Fund. Your gain or loss is based on the difference, if any, between your basis in the redeemed (or exchanged) shares and the redemption proceeds (or the aggregate NAV of the shares of the fund into which you exchange) you receive. Any capital gain an individual shareholder recognizes on a redemption or exchange of his or her shares of the Fund that have been held for more than one year will qualify for the 15% and 20% tax rates.
◼
An individual shareholder is subject to a 3.8% federal tax on the lesser of (1) the individual’s “net
34

Distributions and Taxes

investment income,” which generally includes taxable distributions the Fund pays and net gains realized on the redemption or exchange of shares of the Fund, or (2) the excess of his or her “modified adjusted gross income” over $200,000 (or $250,000 if married and filing jointly). This tax is in addition to any other taxes due on that income.
◼
Your basis in shares of the Fund that you acquired after December 31, 2011 (“Covered Shares”) will be determined in accordance with the Fund’s default method, which is average basis, unless you affirmatively elect in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method you elect (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.
◼
You should consult with your tax adviser to determine the best IRS-accepted basis determination method.
◼
The Fund may provide estimated capital gain distribution information through the website at vcm.com.
◼
Tax statements will be mailed from the Fund by mid-February showing the amounts and tax status of distributions made to you in the prior calendar year.
◼
Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.
◼
You should review the more detailed discussion of federal income tax considerations in the SAI and consult your tax adviser regarding the federal, state, local, or foreign tax consequences resulting from your investment in the Fund.
Taxpayer Identification and Backup Withholding
◼
Each shareholder named on an account with us must provide a Social Security number or other taxpayer identification number to avoid “backup” tax withholding required by the Code.
◼
Federal law requires the Fund to withhold and remit to the U.S. Treasury 24% of (1) dividends, capital gain distributions, and proceeds of redemptions, regardless of the extent to which gain or loss may be realized, otherwise payable to any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any individual shareholder who underreports dividend or interest income or fails to certify that he or she is not subject to backup withholding.
◼
Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded. To avoid this withholding, you must certify on your application, or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you currently are not subject to backup withholding.
35

Important Fund Policies and Other Information

Share Price Calculation
The price at which you purchase and redeem shares of the Fund is equal to the NAV per share calculated on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of the Fund’s assets (i.e., the value of its investments and other assets), deducting liabilities, and dividing by the number of shares outstanding. Shares of the Fund may be purchased and sold at the NAV per share without a sales charge. The Fund’s NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.
NAV=	Total Assets - Liabilities
Number of Shares Outstanding
Valuation of Securities
The Adviser, acting as the Valuation Designee, has established a Pricing and Liquidity Committee (the “Committee”); and subject to the Board’s oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.
Equity securities, including exchange-traded funds (“ETFs”), except as otherwise noted, traded primarily on domestic securities exchanges or the over-the-counter markets, are valued at the last sale price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the closing bid price generally is used for U.S.-listed equities and the average of the bid and ask prices is used for foreign listed equities.
Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund’s NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund’s NAV is calculated will not need to be reflected in the value of the Fund’s foreign securities. However, we will monitor for events that would materially affect the value of the Fund’s foreign securities. If we determine that a particular event would materially affect the value of the Fund’s foreign securities, then the Committee will consider such available information that we deem relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.
Debt securities are valued each business day by a pricing service (the “Service”) approved by the Adviser as Valuation Designee. The Service uses an evaluated bid or the last sales price to price securities when, in the Service’s judgment, these prices are readily available and are representative of
36

Important Fund Policies and Other Information

the securities’ market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.
Short-term debt securities with original or remaining maturities of 60 days or less generally may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.
Repurchase agreements are valued at cost.
Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day.
Futures contracts are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the values are based upon the settlement price on the prior trading date.
Options contracts are valued at the mean of the last bid and ask prices. Options on futures are valued at the settlement price determined by the applicable exchange.
In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith, at fair value, by the Committee in accordance with valuation procedures approved by the Adviser as Valuation Designee. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund’s NAV to be more reliable than it otherwise would be.
Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.
For additional information on how securities are valued, see Valuation of Securities in the Fund's SAI.
Customer Identification Program
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.
As a result, the Fund must obtain the following information for each person who opens a new account:
◼
Name;
◼
Date of birth (for individuals);
◼
Residential or business street address (although post office boxes are still permitted for mailing); and
◼
Social security number, taxpayer identification number, or other identifying number.
You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal
37

Important Fund Policies and Other Information

law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.
Statements and Reports
You will receive a periodic statement reflecting any transactions that affect the balance or registration of Fund shares in your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account’s statements. Share certificates are not issued. Twice a year, you will receive a financial report of the Fund. By February 15th of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.
The Fund will report information to you annually concerning the tax status of your dividends and other distributions for federal income tax purposes. In addition, the Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. You should consult with your tax adviser to obtain more information about how the basis reporting law applies to you.
Shareholder Communications
In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, each household will receive a single copy of the Fund’s most recent shareholder reports, proxy statements, prospectuses, and their supplements, unless you have instructed us to the contrary. This eliminates duplicate copies and saves paper and postage costs for the Fund. However, if you would like to receive individual copies, please contact us; and they will be delivered promptly.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI, which is available upon request and on the Fund’s website at VictoryFunds.com.
IRA Distribution Fee
The Fund may apply a distribution fee to all full IRA distributions, except for those due to death, disability, or divorce. Partial IRA distributions are not charged a distribution fee.
Account Balance
Victory Capital Transfer Agency, Inc., the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/UTMA account; (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in Affiliated Funds; and (5) all IRAs (for the first year the account is open). The fee is not currently being assessed. The Fund will provide advance notice in the event it is assessed in the future.
38

Important Fund Policies and Other Information

Excessive Short-Term Trading
The Funds generally are not intended as short-term investment vehicles (except for the money market funds, Victory Short-Term Bond Fund, Victory Ultra Short-Term Bond Fund, and Victory Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as “market timing.”
Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the Funds can deter all excessive and short-term trading, the Board has adopted the following policies (except for the money market funds, Victory Short-Term Bond Fund, Victory Ultra Short-Term Bond Fund, and Victory Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing bona fide investors.
To deter such trading activities, the Funds’ policies and procedures state that:
◼
Each Fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.
◼
Each Fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by the Fund. Fair value pricing is used to adjust for “stale pricing” that may occur between the close of certain foreign exchanges or markets and the time when the Fund calculates its NAV per share. The use of fair value pricing is intended to deter investors who may be trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in a Fund using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a Fund’s NAV.
The Funds’ Right to Reject Purchase and Exchange Orders and Limit Trading in Accounts
The Funds’ main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons with a history of three short-term transactions within 90 days or less are suspected of market timing and the shareholder’s trading privileges (other than redemption of Fund shares) will be suspended. The Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, each Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund. For this purpose, a short-term transaction is a purchase or redemption of a Fund and, as applicable, a subsequent redemption or purchase of the same Fund, or an exchange of all or part of that same Fund.
The following transactions are exempt from the excessive short-term trading activity policies described above:
◼
Transactions in the money market funds, Victory Short-Term Bond Fund, Victory Ultra Short-Term Bond Fund, and Victory Tax Exempt Short-Term Fund;
◼
Purchases and sales pursuant to automatic investment or withdrawal plans;
◼
Purchases and sales made through Victory Capital 529 Education Savings Plan;
◼
Purchases and sales made in certain separately managed accounts in wrap fee programs;
◼
Purchases and sales by the Victory Target Retirement Funds, Victory Cornerstone Conservative
39

Important Fund Policies and Other Information

Fund, and/or Victory Cornerstone Equity Fund; and
◼
Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.
If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular Fund or all of the Funds.
The Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading. The Funds or the transfer agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.
The Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase shares of a Fund through financial intermediaries that establish omnibus accounts to invest in the Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The Funds subject to the short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the Funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or Funds will review net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.
We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary’s policies are determined by us to be at least as stringent as the Funds’ policy. For shares purchased through financial intermediaries there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.
Because of the increased costs to review underlying trading information, the Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.
40

Important Fund Policies and Other Information

Other Fund Rights
The Fund reserves the right to:
◼
Reject or restrict purchase or exchange orders when in the best interest of the Fund;
◼
Limit or discontinue the offering of shares of the Fund without notice to the shareholders;
◼
Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;
◼
Redeem some or all of its shares in kind when in the best interest of the Fund;
◼
Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);
◼
Redeem an account with less than $500, with certain limitations;
◼
Restrict or liquidate an account when necessary or appropriate to comply with federal law; and
◼
Discontinue or otherwise limit the opening of accounts with us.
Additional Information
The Trust enters into contractual arrangements with various parties, including, among others, the Fund's adviser, transfer agent, and distributor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust or the Fund.
This Prospectus provides information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. Neither this Prospectus nor the related SAI is intended to be, or should be read to give rise to, an agreement or contract between the Trust or the Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.
41

Financial Highlights

The following financial highlights tables are intended to help you understand the Fund's and relevant share classes' financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund Shares and Institutional Shares (assuming reinvestment of all income dividends and capital gain distributions).
The information has been derived from financial statements audited by Cohen & Company, Ltd., an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund’s Form N-CSR, which is available upon request. Information for the fiscal periods ended prior to April 30, 2025, was audited by the Fund’s former independent registered public accounting firm.
42

Victory Growth & Income Fund
	Fund Shares
For a Share Outstanding Throughout Each Period	Year Ended 4/30/26	Year Ended 4/30/25	Year Ended 4/30/24	9 Months Ended 4/30/23(a)	Year Ended 7/31/22	Year Ended 7/31/21
Net Asset Value, Beginning of Period	$22.54	$24.70	$20.05	$22.05	$26.78	$20.41
Investment Activities:
Net investment income (loss)(b)	0.24	0.26	0.21	0.19	0.21	0.15
Net realized and unrealized gains (losses)	5.95	2.39	4.66	0.12	(1.86)	6.40
Total from Investment Activities	6.19	2.65	4.87	0.31	(1.65)	6.55
Distributions to Shareholders from:
Net investment income	(0.24)	(0.24)	(0.22)	(0.16)	(0.22)	(0.18)
Net realized gains	(1.83)	(4.57)	—	(2.15)	(2.86)	—
Total Distributions	(2.07)	(4.81)	(0.22)	(2.31)	(3.08)	(0.18)
Net Asset Value, End of Period	$26.66	$22.54	$24.70	$20.05	$22.05	$26.78
Total Return(c),(d)	28.04%	9.45%	24.37%	1.84%	(7.41)%	32.24%
Ratios to Average Net Assets:
Net Expenses(e),(f)	0.83%	0.86%	0.85%	0.82%	0.81%	0.81%
Net Investment Income (Loss)(e)	0.93%	1.03%	0.93%	1.27%	0.84%	0.63%
Gross Expenses(e),(f)	0.83%	0.86%	0.85%	0.82%	0.81%	0.81%
Supplemental Data:
Net Assets at end of period (000's)	$2,202,475	$1,873,985	$1,862,561	$1,616,531	$1,672,669	$1,934,246
Portfolio Turnover(c),(g)	45%	61%	75%	43%	71%	62%
(a)
Effective April 30, 2023, the Fund’s fiscal year-end changed from July 31 to April 30.
(b)
Per share net investment income (loss) has been calculated using the average daily shares method.
(c)
Not annualized for periods less than one year.
(d)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.
(e)
Annualized for periods less than one year.
(f)
Does not include acquired fund fees and expenses, if any.
(g)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
43

Victory Growth & Income Fund

	Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended 4/30/26	Year Ended 4/30/25	Year Ended 4/30/24	9 Months Ended 4/30/23(a)	Year Ended 7/31/22	Year Ended 7/31/21
Net Asset Value, Beginning of Period	$22.59	$24.74	$20.10	$22.12	$26.75	$20.38
Investment Activities:
Net investment income (loss)(b)	0.24	0.25	0.17	0.31	0.16	0.15
Net realized and unrealized gains (losses)	5.95	2.39	4.67	0.12	(1.67)	6.40
Total from Investment Activities	6.19	2.64	4.84	0.43	(1.51)	6.55
Distributions to Shareholders from:
Net investment income	(0.24)	(0.22)	(0.20)	(0.30)	(0.26)	(0.18)
Net realized gains	(1.83)	(4.57)	—	(2.15)	(2.86)	—
Total Distributions	(2.07)	(4.79)	(0.20)	(2.45)	(3.12)	(0.18)
Net Asset Value, End of Period	$26.71	$22.59	$24.74	$20.10	$22.12	$26.75
Total Return(c),(d)	27.96%	9.43%	24.17%	2.47%	(6.77)%	32.32%
Ratios to Average Net Assets:
Net Expenses(e),(f)	0.85%	0.93%	1.01%	0.04%	0.72%	0.79%
Net Investment Income (Loss)(e)	0.92%	0.96%	0.76%	2.07%	0.59%	0.65%
Gross Expenses(e),(f)	1.24%	1.32%	1.37%	0.44%	0.74%	0.79%
Supplemental Data:
Net Assets at end of period (000's)	$5,911	$4,483	$4,271	$3,958	$5,193	$213,041
Portfolio Turnover(c),(g)	45%	61%	75%	43%	71%	62%
(a)
Effective April 30, 2023, the Fund’s fiscal year-end changed from July 31 to April 30.
(b)
Per share net investment income (loss) has been calculated using the average daily shares method.
(c)
Not annualized for periods less than one year.
(d)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.
(e)
Annualized for periods less than one year.
(f)
Does not include acquired fund fees and expenses, if any.
(g)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
44

45

46

47

23453-0926
By mail:
Victory Funds
P.O. Box 182903
Columbus, OH 43218-2903

P.O. Box 182903
Columbus, OH 43218-2903
Statement of Additional Information (“SAI”): A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference into this Prospectus, which means it is legally part of the prospectus.
Annual/Semi-Annual Reports and Form N-CSR: The Fund's annual and semi-annual reports to shareholders and Form N-CSR contain more information about the Fund's investments. The annual shareholder report also includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal period. The Fund's Form N-CSR filings contain the Fund's annual and semi-annual financial statements.
How to Obtain Information: You may obtain a free copy of the SAI, annual and semi-annual reports and other information such as Fund financial statements and ask questions about the Fund or your accounts, online at VictoryFunds.com, by contacting the Fund at the following address or telephone number, or by contacting your financial intermediary.
By telephone:
Call Victory Funds at
(800) 235-8396
You also can obtain information about the Fund (including the SAI, other reports, and other information such as Fund financial statements) from the SEC on the SEC’s EDGAR database at sec.gov or, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov
Investment Company Act File No. 811-7852

September 1, 2026
Prospectus
Victory Growth Fund
Fund Shares	Institutional Shares	Class A	Class C	Class R6
USAAX	UIGRX	—	—	—
The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
vcm.com
(800) 235-8396

Victory Growth Fund Summary
Investment Objective
The Victory Growth Fund (the “Fund”) seeks long-term growth of capital.
Fund Fees and Expenses
The tables below describe the fees and expenses that you may pay, if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Shareholder Fees
(paid directly from your investment)
	Fund Shares	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of purchase or sale price)	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees[1]	0.67%	0.70%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%
Other Expenses	0.21%	0.24%
Total Annual Fund Operating Expenses	0.88%	0.94%
Fee Waiver/Expense Reimbursement[2]	0.00%	(0.01)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	0.88%	0.93%
1
The management fee is comprised of a base fee (which is equal to an annualized rate of 0.65% of the Fund’s average daily net assets) and a performance adjustment. The performance adjustment is calculated separately for each share class on a monthly basis and is added to or subtracted from the base fee depending upon the performance of the respective share classes relative to the Lipper Large-Cap Growth Funds Index. Assets and performance are each measured over a rolling 36-month period. The annual adjustment rate ranges from +/- 0-6 basis points (a basis point is 1/100th of a percentage point) of average daily net assets depending on the level of over/under-performance. The performance adjustment reflected in the management fee may differ from the over/under annual adjustment rate due to differences in average net assets for the fiscal reporting period and rolling 36-month performance period. See Organization and Management of the Fund section for a description of the performance adjustment.
2
Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual fund operating expenses (excluding certain items such as performance fee adjustments, acquired fund fees and expenses, if any, interest, taxes, brokerage commissions, capitalized expenses, and other extraordinary expenses) do not exceed an annual rate of 0.92% and 0.88% of the Fund Shares and Institutional Shares, respectively, through at least August 31, 2027. The Adviser is permitted to recoup management fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. The amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund’s management fee. This agreement may only be terminated by the Fund’s Board of Trustees.
1

Victory Growth Fund Summary
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or continue to hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Fund Shares	$90	$281	$488	$1,084
Institutional Shares	$95	$299	$519	$1,154
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the most recent fiscal year, the Fund's portfolio turnover rate was 15% of the average value of its portfolio.
Principal Investment Strategy
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of growth companies. For purposes of this 80% policy, the Fund considers a number of factors when determining whether an issuer is a growth company, including whether (i) the issuer is classified as a growth company by an independent third-party financial data provider based on financial metrics and other available information; (ii) the issuer is included in an index or index-based ETF that is representative of growth companies; and/or (iii) the Adviser or subadviser believes that the issuer has above-average potential for earnings, revenue, and/or cash flow growth consistent with the Fund’s strategy, considering such measures as historical and/or projected growth rates relative to the applicable equity market.
The Fund invests its assets primarily in a diversified portfolio of equity securities selected for their growth potential. Although the Fund will invest primarily in U.S. securities, it may invest up to 20% of its total assets in foreign securities, including securities issued in emerging markets. The Fund employs a multi-manager structure with the underlying managers implementing fundamentally driven security selection investment processes that focus on companies exhibiting high levels of growth.
Principal Risks
The Fund’s investments are subject to the following principal risks:
General Market Risk – Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, imposition of tariffs, sanctions against a particular foreign country, its nationals, businesses or industries, and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes may add to instability in global economies and markets generally and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.
2

Victory Growth Fund Summary
Equity Securities Risk – The values of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general market, economic, and political conditions, and other factors. A company’s earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, tariffs, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or may last for extended periods. Equity securities have the lowest priority, and the greatest risk, with respect to dividends and any liquidation payments in the event of an issuer’s bankruptcy.
Foreign Securities Risk – Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Global markets, or those in a particular region, may all react in similar fashion to important political, economic, or other developments. Events and evolving conditions in certain economies or markets, including with respect to tariffs or sanctions, may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile.
Emerging Markets Risk – Foreign securities risk can be particularly heightened because investments in emerging market countries generally are more volatile than investments in developed markets. Emerging market countries are less economically diverse and mature than more developed countries and tend to be politically less stable. The governments of emerging market countries may be more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. In addition, the economies of emerging market countries may be dependent on relatively few industries that are more susceptible to local and global changes. Emerging market countries may also have less developed legal and accounting systems, and their legal systems may deal with issuer bankruptcies and defaults differently than U.S. law would.
Sector Risk – To the extent the Fund invests in one or more sectors, such as the information technology sector, it is subject to the risks faced by these companies, such as intense competition and potentially rapid product obsolescence. Information technology companies also are heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights.
Large Shareholder Risk – The actions by one large shareholder or multiple shareholders acting simultaneously may have an impact on the Fund and, therefore, indirectly on other shareholders. Shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.
Management Risk – The Fund is actively managed, and the investment techniques and risk analyses used by the Fund’s portfolio managers may not produce the desired results.
Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. By itself, the Fund does not constitute a complete investment plan. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.
An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
3

Victory Growth Fund Summary
Investment Performance
The following bar chart and table are intended to help you understand some indication of the risks of investing in the Fund. The bar chart illustrates the Fund Shares' volatility by showing how performance has varied from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the share classes for the periods indicated compared to those of the Fund's regulatory broad-based securities market index, the Fund's benchmark index, and an additional index of funds with similar investment objectives. We assume reinvestment of dividends and distributions.
Performance data for the classes varies based on differences in their fee and expense structures and reflects any expense limitations in effect during the periods shown. Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. The Fund’s most current performance information is available on the Fund’s website at vcm.com or by calling (800) 235-8396.
Calendar Year Returns for Fund Shares

75%
50%
25%
0%
-25%
-50%
6.41%
28.42%
-4.40%
27.65%
37.02%
17.24%
-32.47%
48.24%
32.84%
16.82%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter	27.78%	June 30, 2020
Lowest Quarter	-22.90%	June 30, 2022

Year-to-date return	-0.22%	June 30, 2026
4

Victory Growth Fund Summary

Average Annual Total Returns (For the Periods Ended December 31, 2025)	1 Year	5 Years	10 Years
FUND SHARES Before Taxes	16.82%	12.74%	15.33%
FUND SHARES After Taxes on Distributions	14.13%	10.47%	12.71%
FUND SHARES After Taxes on Distributions and Sale of Fund Shares	11.85%	9.68%	11.84%
INSTITUTIONAL SHARES Before Taxes	16.74%	12.73%	15.36%
Indices
S&P 500® Index reflects no deduction for fees, expenses, or taxes	17.88%	14.42%	14.82%
Russell 1000® Growth Index reflects no deduction for fees, expenses, or taxes	18.56%	15.32%	18.13%
Lipper Large-Cap Growth Funds Index reflects no deduction for taxes	17.78%	12.70%	16.07%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (“IRA”) or 401(k) plan, the after-tax returns shown in the table are not relevant to you. Please note that after-tax returns are shown only for the Fund Shares and may differ for each share class.
Management of the Fund
Investment Adviser
Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser.
The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. The portfolio managers primarily responsible for the day-to-day management of all or a portion of the Fund are members of the Adviser’s RS Investments Growth (“RS Growth”) investment franchise, its Victory Solutions platform, and Loomis, Sayles & Company, L.P. (“Loomis Sayles”), which has been retained to serve as a subadviser.
Portfolio Management
	Title	Tenure with the Fund
D. Scott Tracy, CFA	Chief Investment Officer, RS Growth	Since 2019
Stephen J. Bishop	Portfolio Manager, RS Growth	Since 2019
Melissa Chadwick-Dunn	Portfolio Manager, RS Growth	Since 2019
Paul Leung, CFA	Portfolio Manager, RS Growth	Since 2019
Mannik S. Dhillon, CFA, CAIA	President, Investment Franchises & Solutions	Since 2019
Aziz V. Hamzaogullari, CFA	Chief Investment Officer and founder of the Growth Equity Strategies Team, Loomis Sayles	Since 2010
5

Victory Growth Fund Summary
Purchase and Sale of Fund Shares
Investment Minimums	Fund Shares	Institutional Shares
Minimum Initial Investment	$3,000	$1,000,000
Minimum Subsequent Investments	$50	None
You may purchase or sell Fund Shares on any business day through vcm.com or by telephone at (800) 235-8396. You also may purchase or sell Fund Shares through certain other financial intermediaries. If you have opened an account directly with the Fund, you also may purchase and sell Fund Shares by mail at P.O. Box 182903, Columbus, OH 43218-2903. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Institutional Shares are not offered for sale directly to the general public. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Certain broker-dealers and other financial intermediaries (such as a bank) may establish higher or lower minimum initial and subsequent investment amounts to which you may be subject if you invest through them.
When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value (“NAV”) after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.
Tax Information
The Fund intends to make distributions that generally will be taxed to you as ordinary income or long-term capital gains, unless you are a tax-exempt investor or you invest through an IRA, 401(k) plan, or other tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.
6

Additional Fund Information

Victory Capital Management Inc., which we refer to as the “Adviser” throughout the Prospectus, manages the Fund.
The Fund is managed by the Adviser who also manages other funds, each having distinct investment management objectives, strategies, risks, and policies. Together, these funds are referred to in this Prospectus as the “Victory Funds” or, more simply, the “Funds.”
The Fund seeks long-term growth of capital. The Fund’s Board of Trustees (the “Board”) may change the investment objective without shareholder approval. The Fund will provide shareholders notice of any such change.
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of growth companies.
The Fund’s assets also may be invested in warrants, rights, real estate investment trusts, and convertible securities when it is believed that these securities will offer a good prospect for appreciation. However, the Fund’s investment in convertible securities is limited to 5% of the value of the Fund’s net assets at the time these securities are purchased. Consistent with its investment strategy, the Fund may at times invest in exchange-traded funds (“ETFs”) and derivatives such as futures as a liquid and economical means of managing overall risk in the Fund or for cash management purposes.
Although the Fund invests primarily in U.S. securities, up to 20% of the Fund’s total assets may be invested in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in developed markets.
The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies as a response to adverse market, economic, political, or other conditions. The effect of taking such a temporary defensive position is that the Fund may not achieve its investment objective.
RS Growth
RS Growth employs both fundamental analysis and quantitative screening in seeking to identify companies it believes will produce sustainable earnings growth over a multi-year horizon. Investment candidates typically exhibit some or all of the following key criteria: strong organic revenue growth, expanding margins and profitability, innovative products or services, defensible competitive advantages, growing market share, and experienced management teams. Valuation is an integral part of the investment process and purchase decisions are based on RS Growth’s expectation of the potential reward relative to the risk of each security based in part on its proprietary earnings calculations.
Victory Solutions
In making investment decisions for the Fund, Victory Solutions will invest the Fund’s assets allocated to it in a portfolio of securities that is customized to the Fund. Taking into consideration the holdings selected by the Fund’s other investment managers, Victory Solutions will customize its portion of the Fund’s assets to achieve one or more investment outcomes for the Fund as a whole, such as to seek potential alpha enhancement, adherence to the Fund’s investment objective and/or risk mitigation.
Loomis Sayles
Loomis Sayles is an active manager with a long-term, private equity approach to investing. Through their proprietary bottom-up research approach, the goal is to invest in those few high-quality businesses with sustainable competitive advantages versus others, long-term structural growth drivers that will lead to above-average future cash flow growth, attractive cash flow returns on invested capital, and management teams focused on creating long-term value for shareholders. Loomis Sayles
7

Additional Fund Information

believes that investing is ultimately an art, not a science. The team looks to invest in companies when they trade at a significant discount to intrinsic value (i.e., companies with share prices trading significantly below what the portfolio manager believes the share price should be). The team strives to invest in these companies when they believe there is an inefficiency (i.e., a discount) between the long-term fundamentals and expectations embedded in the current market price. This inefficiency may arise as investors overreact to short-term, non-secular events, underestimate or misunderstand long-term growth potential, or when momentum and short-term focus may create a disconnect between the market price and long-term fundamentals of a business. Although the team may study dozens of companies, they may only invest in a select few each year given the rare confluence of quality, sustainable growth, and a discount to the team’s estimate of the intrinsic value for the underlying business. As a result of this rigorous approach, it is a selective, high-conviction portfolio. The nature of Loomis Sayles’ investment process leads to a lower turnover product where sector positioning is the result of bottom-up stock selection.
Loomis Sayles will consider selling a portfolio investment when the portfolio manager believes an unfavorable structural change occurs within a given business or the markets in which it operates, a critical underlying investment assumption is flawed, when a more attractive reward-to-risk opportunity becomes available, when the current price fully reflects intrinsic value, when the Fund must meet redemptions, or for other investment reasons that the portfolio manager deems appropriate.
8

Investments

The following describes the types of securities the Fund may purchase under normal market conditions to achieve its principal investment strategy.
Derivatives
The Fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies, or securities), including futures contracts, options contracts, and swaps, to manage its exposure to changes in securities prices and foreign currencies, in an effort to enhance income, and to protect the value of portfolio securities. The Fund also may use derivatives in circumstances where the portfolio managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.
Equity Securities
Can include common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.
Foreign Securities
Can include common stock and convertible preferred stock of non-U.S. companies. Also may include American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”), which are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies, and exchange-traded funds (“ETFs”) that invest in foreign companies.
Investment Companies
The Fund may invest in securities of other investment companies, including ETFs, if those companies invest in securities consistent with the Fund's investment objective and policies. ETFs are investment companies the shares of which are bought and sold on a securities exchange.
Additional Fund Strategies. The Adviser may use other types of investment strategies in pursuing the Fund's overall investment objective. The following describes the investment technique the Adviser may employ that is not considered to be a part of the Fund's principal investment strategies. Additional securities and techniques are described in the Fund's SAI.
Securities Lending
To enhance the return on its portfolio, the Fund may lend portfolio securities to brokers, dealers, and financial institutions to realize additional income under guidelines adopted by the Board. Each loan will be secured continuously by collateral in the form of cash, securities issued by the U.S. government or its agencies or instrumentalities.
9

Risk Factors

The following provides additional information about the Fund's principal risks and supplements the risks discussed in the Fund’s Summary section of this Prospectus.
Convertible Securities Risk: The Fund may invest in convertible securities, the value of which fluctuates in relation to changes in interest rates, the market price of the underlying common stock, and the credit quality of the issuer. A convertible security tends to perform more like a stock when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the option to convert) and more like a debt security when the underlying stock price is low relative to the conversion price (because the option to convert is less valuable). Because its value can be influenced by many different factors, a convertible security generally is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security is called for redemption, the Fund will be required to either permit the issuer to redeem the security, convert it into underlying common stock, or sell it to a third party. Convertible securities are subject to equity risk, interest rate risk, and credit risk and are often lower-quality securities, which means that they are subject to the same risks as an investment in lower-rated debt securities. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. In addition, because companies that issue convertible securities are often small- or mid-cap companies, to the extent the Fund invests in convertible securities, it will be subject to the risks of investing in these companies. The stocks of small- and mid-cap companies are often more volatile and less liquid than the stocks of larger companies. Convertible securities normally are “junior” securities, which means an issuer usually must pay interest on its non-convertible debt before it can make payments on its convertible securities. If an issuer stops making interest or principal payments, these securities may become worthless and the Fund could lose its entire investment. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stock holders but after holders of any senior debt obligations of the company.
Derivatives Risk: The Fund may invest in futures, options, swaps, and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, exchange-traded funds (“ETFs”), or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses, underperformance, or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund’s market exposure, magnify investment risks and losses, and cause losses to be realized more quickly. In addition, current regulation may limit the Fund’s ability to invest in derivatives. There is no guarantee that derivative techniques will be employed or that they will work as intended, and their use could lower returns or even result in losses to the Fund.
Equity Securities Risk: The value of an equity security will fluctuate in response to changes in earnings or other conditions affecting the issuer’s profitability or in general market conditions. Unlike debt securities, which have preference to a company’s assets in case of liquidation, equity securities are entitled to the residual value after the company meets its other obligations.
ETF Risk: ETFs, which generally are registered investment companies, incur their own management fees and other expenses, such as trustees’ fees, operating expenses, registration fees, and marketing expenses, a proportionate share of which would be borne by the Fund. As a result, an investment by the Fund in an ETF could cause the Fund’s operating expenses to be higher and, in turn, its
10

Risk Factors

performance to be lower than if it were to invest directly in the securities held by the ETF. In addition, the Fund will be exposed indirectly to all of the risks of the securities held by the ETFs.
Passive ETFs that invest in the securities and sectors contained in the indexes they seek to track do not attempt to take defensive positions in volatile or declining markets or under other conditions. Furthermore, such ETFs will be unable to duplicate exactly the performance of the underlying indexes they track.
The price of an ETF is determined by supply and demand. Thus, ETFs do not necessarily trade at their NAV, which means their shares may trade at a premium or discount.
In addition, although ETFs generally are listed on securities exchanges, there can be no assurances that an ETF will continue to satisfy the listing qualifications or that an active trading market for such ETFs will be maintained. Secondary market trading in ETFs also may be halted by a national securities exchange because of market conditions or for other reasons.
Foreign Securities Risk: Investing in foreign companies, including ADRs and GDRs, involves certain special risks. There is the possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; changes to trade policies and trade disputes; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; less publicly available information about foreign issuers; difficulties in obtaining legal judgments; and foreign withholding taxes. Foreign investing may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. Three risks that require additional consideration are:
◼
Emerging Markets Risk: Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that generally are less economically diverse and mature than those in the United States and to political systems that may be less stable. Investments in emerging markets may be subject to the risk of abrupt and severe price declines and their financial markets often lack liquidity. In addition, emerging market countries may be more likely than developed countries to experience rapid and significant adverse developments in their political or economic structures. Emerging market economies also may be overly reliant on particular industries, and more vulnerable to shifts in international trade, trade barriers, and other protectionist or retaliatory measures. Governments in many emerging market countries participate to a significant degree in their economies and securities markets. Some emerging market countries restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or may nationalize or expropriate the assets of private companies. Emerging market countries also may be subject to high inflation and rapid currency devaluations and currency-hedging techniques may be unavailable in certain emerging market countries.
◼
Political Risk: Political risk includes a greater potential for coups d’état, revolts, and expropriation by governmental organizations.
◼
European Economic Risk: The economies of European Union (“EU”) member countries and their trading partners, as well as the broader global economy, may be adversely affected by, among other things, changes in the Euro’s exchange rate; changes in EU or governmental regulations on trade; geopolitical and other events, including acts of terrorism, tensions, war or other open conflicts; and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact the Fund’s investments and cause it to lose money. Events in Europe may continue to impact the economies of every European country and their economic partners. The ongoing Russia-Ukraine conflict, the resulting responses by the United States and other countries, and the potential for wider conflict have had, and could continue to have, severe adverse effects on regional and global
11

Risk Factors

economies and could further increase volatility and uncertainty in the global financial markets. In addition, uncertainties regarding the viability of the EU have impacted and may continue to impact regional and global markets. There are ongoing concerns regarding the United Kingdom’s withdrawal from the EU, commonly referred to as “Brexit,” as well as the impact this withdrawal may have on other economies of European countries and/or their sovereign debt. Withdrawals from the EU could cause significant regional and global market disruption, which may negatively impact the Fund’s investments and cause it to lose money.
General Market Risk: The Fund is subject to market risk, which is the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. In addition, markets and market-participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.
Market turmoil may be reflected in perceptions of economic uncertainty, price volatility in the equity and debt markets, and fluctuating trading liquidity. In response, governments may adopt a variety of fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and lower interest rates. An unexpected or quick reversal of these policies could increase volatility in the equity and debt markets. Market conditions and economic risks could have a significant effect on domestic and international economies, and could add significantly to the risks of increased volatility and decreased liquidity for the Fund’s portfolio. Equity securities tend to be more volatile than debt securities.
Geopolitical/Natural Disaster Risk: Political and diplomatic events within the United States, including a contentious domestic political environment, changes in political party control of one or more branches of the U.S. government, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a U.S. government shutdown, and disagreements over, or threats not to increase, the U.S. government’s borrowing limit (or “debt ceiling”), as well as political and diplomatic events abroad, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. A downgrade of the ratings of U.S. government debt obligations, or concerns about the U.S. government’s credit quality in general, could have a substantial negative effect on the U.S. and global economies. Moreover, although the U.S. government has honored its credit obligations, there remains a possibility that the United States could default on its obligations. The consequences of such an unprecedented event are impossible to predict, but it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Fund’s investments. Similarly, environmental and public health risks, such as natural disasters or epidemics, or widespread fear that such events may occur, may impact markets and economies adversely and cause market volatility in both the short- and long-term.
Information Technology and Operations Risk: Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The information technology and other operational systems upon which a Fund’s service providers rely may be subject to cyber attack or other technological disruptions, and could otherwise disrupt the ability of these service providers to
12

Risk Factors

perform essential tasks for the Fund. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.
Information Technology Sector Risk: To the extent the Fund makes substantial investments in the information technology sector it will be subject to proportionately higher exposure to the risks of this sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources, or personnel. The products of information technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates, and competition for the services of qualified personnel. Failure to introduce new products, develop and maintain a loyal customer base, or achieve general market acceptance for its products could have a material adverse effect on a company’s business. Companies in the information technology sector are heavily dependent on intellectual property and the loss of patent, copyright, and trademark protections may adversely affect the profitability of these companies.
Large-Capitalization Company Risk: Investments in large-capitalization companies may go in and out of favor based on market and economic conditions and may underperform other market segments. Some large-capitalization companies may be unable to respond quickly to new competitive challenges and attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large-capitalization companies could trail the returns on investments in stocks of small- and mid-capitalization companies.
Large Shareholder Risk: The Fund, like all mutual funds, pools the investments of many investors. Actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. For example, significant levels of new investments in the Fund by shareholders may cause the Fund to have more cash than would otherwise be the case, which might have a positive or negative impact on Fund performance. Similarly, redemption activity might cause the Fund to sell portfolio securities, which may increase transaction costs and might generate a capital gain or loss, or cause it to borrow funds on a short-term basis to cover redemptions, which would cause the Fund to incur costs that, in effect, would be borne by all shareholders, not just the redeeming shareholders. Shareholder purchase and redemption activity also may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.
Liquidity Risk: Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Fund would like due to a variety of factors, including general market conditions, the perceived financial strength of the issuer, or specific restrictions on resale of the securities. Consequently, the Fund may have to hold these securities longer than it would like and may forgo other investment opportunities. It also is possible that the Fund could be prevented from realizing capital gains or could be forced to incur capital losses if the Adviser is unable to sell a position at the time or price of the Adviser’s choosing. Lack of liquidity may impact valuation of such securities and the Fund’s net asset value (“NAV”) adversely, especially during times of financial distress. In addition, the Fund may not be able to raise cash when needed or may be forced to sell other investments to raise cash, which could impact the Fund’s performance negatively. Infrequent trading of securities also may lead to an increase in price volatility. Liquidity is a general investment risk that potentially could impact any security, but funds that invest in privately placed securities, certain small-company securities, high-yield bonds, mortgage-backed or asset-backed securities, foreign or emerging-market
13

Risk Factors

securities, derivatives, or other structured investments, which all have experienced periods of illiquidity, generally are subject to greater liquidity risk than funds that do not invest in these types of securities.
Management Risk: The Fund is subject to management risk, which is the possibility that the investment techniques and risk analyses used in managing the Fund’s portfolio will not produce the desired results. In addition, we operate multiple investment franchises within the Adviser, and we also utilize a “manager-of-managers” structure, which gives us the right, with the prior approval of the Board and without shareholder approval, to change subadviser(s). If we add or replace an investment franchise or a subadviser to the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new investment franchise or subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund’s portfolio could take place at a disadvantageous time and also could result in higher capital gains and distributions, which could affect the tax efficiency of the Fund negatively. In addition, the Fund may not be fully invested under its investment program while the realignment takes place, which may negatively impact the Fund’s performance.
Mid-Capitalization Company Risk: Investments in mid-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.
REIT Investment Risk: Investing in both equity and debt securities of REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate. There is a risk that the Fund’s investments in real estate securities and REITs will decrease because of a decline in real estate values. Investing in global REITs may have greater risks than investing in domestic REITs, which are described above in Foreign Securities Risk. Moreover, by investing in debt securities of REITs, the Fund also is subject to credit risk, which is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer's ability to make such payments will cause the price of that security to decline.
Additionally, REITs are dependent upon the capabilities of the REIT portfolio managers; have limited diversification; and may be particularly sensitive to economic downturns or changes in interest rates, real estate values, cash flows of underlying real estate assets, occupancy rates, zoning laws, and tax laws. Because REITs are pooled investment vehicles that have expenses of their own, the Fund will indirectly bear its proportionate share of those expenses.
Small-Capitalization Company Risk: Small-capitalization company risk is the risk of investing in smaller, less well-known companies, as opposed to investing in established companies with proven track records. Small-capitalization companies may be more vulnerable than larger companies to adverse business or economic developments. Small-capitalization companies also may have limited product lines, markets, or financial resources. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market averages in general and, therefore, may involve greater risk than investing in the securities of larger companies. In addition, small-capitalization companies may not be well known to the investing public, may not have institutional ownership, and may have only cyclical, static, or moderate growth prospects.
14

Risk Factors

Warrants and Rights Risk: Warrants and rights may be considered more speculative than certain other types of investments in that they do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities. If a warrant or right to subscribe to additional shares is not exercised or, when permissible, sold prior to the warrant’s or right’s expiration date, or redemption by the issuer, the Fund would lose all or substantially all of the purchase price of the warrant or right. The market for warrants and rights may be limited, and there may at times not be a liquid secondary market for warrants and rights.
Additional Risk Factors. The Adviser may use several types of investment strategies in pursuing the Fund's overall investment objective. The following risk is that which the Adviser does not consider to be a principal risk of the Fund. The statement of additional information (“SAI”) provides more detail about this risk and other risks that a Fund may be subject to that are not considered to be principal risks. You may request a copy of the Fund's SAI for more information.
Securities Lending Risk: The Fund may lend portfolio securities to broker-dealers or other institutions on a fully collateralized basis. There is a risk of delay in recovering a loaned security and/or risk of loss in collateral if the borrower becomes insolvent. There also is risk of loss if the borrower defaults and fails to return the loaned securities. The Fund could incur losses on the reinvestment of cash collateral from the loan, if the value of the short-term investments acquired with the cash collateral is less than the amount of cash collateral required to be returned to the borrower.
15

Organization and Management of the Fund

The Fund's Board has the overall responsibility for overseeing the management of the Fund.
The Investment Adviser
Victory Capital Management Inc. (the “Adviser”), a New York corporation that is registered as an investment adviser with the Securities and Exchange Commission (“SEC”), serves as the investment adviser to the Fund pursuant to an investment advisory agreement. Subject to the authority of the Board, the Adviser is responsible for the overall management and administration of the Fund's business affairs. The Adviser is responsible for selecting the Fund's investments according to its investment objective, policies, and restrictions. As of July 31, 2026, the Adviser managed and advised assets totaling in excess of $348.8 billion for individual and institutional clients. The Adviser’s principal address is 15935 La Cantera Pkwy, San Antonio, Texas 78256.
A discussion regarding the basis of the Board’s approval of the Fund's Advisory and Subadvisory  Agreement is available in the Fund's Form N-CSR for the period ended April 30.
The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investment. RS Growth, which is a Victory Capital investment franchise, and its Victory Solutions platform are responsible for the day-to-day investment management of the Fund. The Adviser may allocate any portion (including, at times, no portion) of the Fund’s assets to an investment team. As stated further below, the Adviser also has retained a subadviser to manage all or a portion of the Fund.
The Fund’s investment management fee is comprised of a base investment management fee and a performance adjustment. The base investment management fee, which is accrued daily and paid monthly, is equal to an annualized rate of 0.65% of the Fund’s average daily net assets.
The performance adjustment is calculated separately for each class of shares of the Fund on a monthly basis and will be added to or subtracted from the base investment management fee depending upon the performance over the performance period of the respective share class relative to the performance of the Lipper Large-Cap Growth Funds Index, which tracks the total return performance of funds within the Lipper Large-Cap Growth Funds category. This category includes funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P Composite 1500 Index. Large-cap growth funds normally invest in companies with long-term earnings that are expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. The performance period for each share class consists of the current month plus the previous 35 months. The adjustment rate is determined as referenced in the following chart:
Over/Under Performance Relative to Index (in basis points)[1]	Annual Adjustment Rate (in basis points as a percentage of the Fund’s average daily net assets)
+/– 100 to 400	+/– 4
+/– 401 to 700	+/– 5
+/– 701 and greater	+/– 6
1 Based on the difference between the average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.
To determine the amount of the performance adjustment, the annual performance adjustment rate is multiplied by the average daily net assets of each respective share class over the entire performance period, which then is multiplied by a fraction, the numerator of which is the number of days in the
16

Organization and Management of the Fund

month and the denominator of which is 365 (366 in leap years). The resulting amount then is added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base investment management fee.
Under the performance fee arrangement, each share class of the Fund pays a positive performance fee adjustment for a performance period whenever the share class outperforms the Lipper Large-Cap Growth Funds Index over that period, even if the share class had overall negative returns during the performance period.
The performance adjustment may have a disproportionate impact on the performance of a share class with a smaller level of assets compared to the Fund’s other share classes with larger asset levels.
For the fiscal year ended April 30, 2026, performance adjustments were 0.02% and 0.05% for Fund Shares and Institutional Shares, respectively. The performance adjustment rate, if any, included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36-month performance period.
See Fund Fees and Expenses in this Prospectus for information about any contractual agreement agreed to by the Adviser to waive fees and/or reimburse expenses with respect to the Fund. From time to time, the Adviser also may voluntarily waive fees and/or reimburse expenses in amounts exceeding those required to be waived or reimbursed under any contractual agreement that may be in place with respect to the Fund.
Investment Subadviser
The Fund uses a “manager-of-managers” structure. We are authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of the Fund's assets. We monitor each subadviser’s performance through quantitative and qualitative analysis and periodically report to the Board as to whether a subadviser’s agreement should be renewed, terminated, or modified. We also are responsible for determining how the Fund’s assets should be allocated to the subadviser(s). The allocation for a subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without shareholder approval.
The Adviser has entered into an Investment Subadvisory Agreement with Loomis Sayles, under which Loomis Sayles provides day-to-day discretionary management of a portion of the Fund’s assets attributed to them in accordance with the Fund’s investment objective, policies, and restrictions, subject to the general supervision of the Board and the Adviser. Loomis is compensated directly by the Adviser and not by the Fund.
Loomis Sayles is a Delaware limited partnership. Loomis Sayles’ sole general partner, Loomis, Sayles & Company, Inc., is directly owned by Natixis Investment Managers, LLC (“Natixis LLC”). Natixis LLC is an indirect subsidiary of Natixis Investment Managers, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is wholly-owned by BPCE, France’s second-largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’ Epargne regional savings banks and the Banque Populaire regional cooperative banks.
Loomis Sayles is headquartered at One Financial Center, Boston, Massachusetts 02111. Loomis Sayles has served the needs of institutional, high-net-worth, and mutual fund clients for more than 90 years and as of June 30, 2026, managed more than $435 billion in client assets.
Portfolio Management
RS Growth
D. Scott Tracy is Chief Investment Officer of the RS Growth team and has been with Victory Capital since 2016 when Victory Capital acquired RS Investments. Mr. Tracy began his investment career in
17

Organization and Management of the Fund

1997 and has been a member of the RS Growth team since 2001. Mr. Tracy holds a B.A. in history from Trinity College and an M.B.A. from the University of California, Berkeley. He is a CFA® charterholder. He has co-managed a portion of the Fund since 2019.
Stephen J. Bishop is a portfolio manager on the RS Growth team and has been with Victory Capital since 2016 when Victory Capital acquired RS Investments. Mr. Bishop began his investment career in 1992 and joined the RS Growth team in 1996 as a research analyst primarily covering the Information Technology sector. Mr. Bishop earned a B.A. from the University of Notre Dame and an M.B.A. from Harvard Business School. He has co-managed a portion of the Fund since 2019.
Melissa Chadwick-Dunn is a portfolio manager on the RS Growth team and has been with Victory Capital since 2016 when Victory Capital acquired RS Investments. Ms. Chadwick-Dunn began her investment career in 1992 and joined the RS Growth team in 2001. Ms. Chadwick-Dunn holds a B.A. in economics, an M.A. in international relations from the University of Chicago, and an M.B.A. from the Wharton School of the University of Pennsylvania. She has co-managed a portion of the Fund since 2019.
Paul Leung, CFA, is a portfolio manager on the RS Growth team and has been with Victory Capital since 2016 when Victory Capital acquired RS Investments. Mr. Leung began his investment career in 1999 and joined the RS Growth team in 2012 as an analyst primarily covering the technology sector. Mr. Leung holds a B.S. in applied economics and business management from Cornell University. Mr. Leung is a CFA® charterholder. He has co-managed a portion of the Fund since 2019.
Victory Solutions
Mannik S. Dhillon, CFA, CAIA, serves as President, Investment Franchises & Solutions, for Victory Capital and has co-managed the Fund since 2019. From 2015-2017, he served as Victory Capital’s Head of Investment Solutions, Product, and Strategy. From 2010 to 2015, Mr. Dhillon served as a managing director and head of manager research with Wilshire Associates, where he evaluated asset managers and led strategic consulting engagements. Mr. Dhillon is a CFA® and CAIA® charterholder.
Loomis Sayles
Aziz V. Hamzaogullari, CFA, Chief Investment Officer and Founder of the Growth Equity Strategies Team at Loomis Sayles, began managing a portion of the Fund in 2010, when he joined the company. He has 33 years of investment management industry experience. Education: B.S. in management, Bilkent University, Turkey; and M.B.A., George Washington University.
The statement of additional information (“SAI”) provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund securities.
Change of Subadvisers
We have received an exemptive order from the SEC that permits us, subject to certain conditions, including prior approval of the Board, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by Victory Capital. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.
18

Investing with the Victory Funds

If you are looking for a convenient way to open an account or to add money to an existing account, we can help. The sections that follow will serve as a guide to your investment with the Victory Funds. These sections describe many of the share classes currently offered by the Victory Funds. Choosing a Share Class will help you decide which share class may be to your advantage to buy.
Keep in mind that Institutional Shares and Class R6 shares are available for purchase only by eligible shareholders. In addition, not all Victory Funds offer each class of shares described below; and therefore, certain classes may be discussed that are not necessarily offered by a Fund. The classes of shares that are offered by a Fund are those listed on the cover page designated with a ticker symbol. A Fund also may offer other share classes in different prospectuses.
This section of the prospectus also describes how to open an account, how to access information about your account, and how to buy, exchange, and sell shares of a Fund. Note, this information may vary if you invest through a third party such as a brokerage firm and will be dependent on that firm’s policies and practices. Consult your Investment Professional for specific details.
We want to make it simple for you to do business with us. If you have questions about any of this information, please call your investment professional or one of our customer service representatives at (800) 235-8396. They will be happy to assist you.
An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information.
Your Investment Professional also can help you decide which share class is best for you.
Investment Professionals and other financial intermediaries may charge fees for their services.

Choosing a Share Class
Fund Shares
◼
No front-end sales charge or contingent deferred sales charge (“CDSC”). All your money goes to work for you right away.
◼
Fund Shares do not pay any ongoing distribution and/or service (12b-1) fees.
◼
Typically, lower annual expenses than all classes except Institutional and Class R6 shares.
Institutional Shares
◼
No front-end sales charge or CDSC. All your money goes to work for you right away.
◼
Institutional Shares do not pay any ongoing distribution and/or service (12b-1) fees.
◼
Institutional Shares are only available to certain investors.
◼
Typically, lower annual expenses than all classes except Class R6 shares.
Class A
◼
Front-end sales charge, as described in this section. There are several ways to reduce or eliminate this charge as discussed under Sales Charge Reductions and Waivers for Class A Shares.
◼
A CDSC may be imposed if you sell your shares within 18 months of their purchase. The CDSC may be waived or reduced in certain circumstances as discussed under CDSC Reductions for Class A and Class C Shares.
◼
Class A shares also pay ongoing distribution and/or service (12b-1) fees.
◼
Lower annual expenses than Class C shares.
Class C
◼
No front-end sales charge. All your money goes to work for you right away.
19

Investing with the Victory Funds

◼
A CDSC may be imposed if you sell your shares within 12 months of purchase. The CDSC may be waived or reduced in certain circumstances as discussed under CDSC Reductions for Class A and Class C Shares.
◼
Class C shares also pay ongoing distribution and/or service (12b-1) fees.
◼
Higher annual expenses than all other classes of shares.
Class R6
◼
No front-end sales charge or CDSC. All your money goes to work for you right away.
◼
Class R6 shares do not pay any ongoing distribution and/or service (12b-1) fees.
◼
Class R6 shares are only available to certain investors.
◼
Typically, lower annual expenses than all other classes of shares.
Share Classes
When you purchase shares of the Fund, you must choose a share class. The Fund offers the share classes listed on the prospectus cover designated with their ticker symbol. Each share class represents an interest in the same portfolio of securities and is not a separate mutual fund. The classes differ in the sales charges, if any, and expenses that apply to your investment, allowing you and your Investment Professional to choose the class that best suits your investment needs. The Fund may offer additional classes of shares in the future.
Deciding which share class best suits your investment needs depends on a number of factors that you should discuss with your Investment Professional, including: whether you are eligible to invest in a particular class, how long you expect to hold your investment, how much you intend to invest in the Fund, and the total expenses associated with each share class.
The Fund reserves the right, without notice, to change the eligibility criteria for purchasing a particular share class. For example, a class of shares may be available to purchase only by retirement plans or by institutional investors. The Fund also may waive any applicable eligibility criteria or investment minimums at its discretion.
The Fund or any class may be closed at any time for failure to achieve an economical level of assets or for other reasons. Certain financial intermediaries who hold shares on behalf of their customers impose fees when the amount of shares of a particular class falls below a minimum threshold. To the extent that the amount of shares falls below that threshold, the Fund reserves the right to liquidate the shares held in accounts maintained by the financial intermediary.
Shares of the Fund are only available for sale in the United States and certain other areas subject to U.S. jurisdiction and may not be offered for sale in non-U.S. jurisdictions, except as approved by the Adviser. Investors residing outside of the United States (except those with Air/Army Post Office (“APO”), Fleet Post Office (“FPO”), or Diplomatic Post Office (“DPO”) addresses) generally may not purchase shares of the Fund, even if they are U.S. citizens or lawful permanent residents.
Eligibility Requirements to Purchase Fund Shares
You may open an account directly with the Fund and purchase Fund Shares on the Internet, by telephone, or by mail. Fund Shares also are available through certain financial intermediaries.
If Fund Shares are purchased through a retirement account or an Investment Professional (i.e., financial intermediary), the policies and procedures relating to these purchases may differ from those discussed in this prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other Investment Professional. For more information on these fees, check with your Investment Professional.
20

Investing with the Victory Funds

Eligibility Requirements to Purchase Institutional Shares
The Institutional Shares may be purchased by or through:
◼
Institutional and individual investors with a minimum investment in Institutional Shares of $1,000,000 who purchase through certain broker-dealers or directly from the transfer agent;
◼
Investors who purchase through advisory programs with an approved financial intermediary in which the financial intermediary typically charges the investor a fee based upon the value of the account (“Advisory Programs”). Such transactions may be subject to additional rules or requirements of the applicable Advisory Program;
◼
Brokerage platforms of firms that have agreements with the Distributor to offer such shares solely when acting as an agent for the investor and the investor may be required to pay a commission and/or other forms of compensation to the broker; or
◼
Institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as Affiliated Funds, and other persons or legal entities that the Fund may approve from time to time.
A Fund may allow a lower initial investment if, in the opinion of the Distributor, the investor has the adequate intent and availability of assets to reach a future level of investment of $1,000,000.
Eligibility Requirements to Purchase Class A and Class C Shares
Class A and Class C shares generally are made available through broker-dealers and other financial intermediaries and are subject to certain sales charges.
Eligibility Requirements to Purchase Class R6 Shares
Class R6 shares may only be purchased by or through:
◼
Endowments and foundations;
◼
Retirement plans, including Section 401 and Section 457 plans, Section 403 plans sponsored by a Section 501(c)(3) organization, employer-sponsored benefit plans (including health savings accounts) and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans;
◼
Advisory Programs with an approved financial intermediary in which the financial intermediary typically charges the investor a fee based upon the value of the account; or
◼
Registered investment companies.
Such investments may be subject to additional rules or requirements of the applicable Advisory Program.
The Class R6 shares are not available to retail accounts, traditional or Roth IRAs, SEPs, SARSEPs, SIMPLE IRAs, or 529 Education Savings Plans.
Eligibility of Individuals Associated with the Victory Funds and Fund Service Providers
Current and retired trustees of Victory-advised funds and the officers, directors, trustees, employees, and family members of employees of the Adviser or Affiliated Providers are eligible to purchase the lowest expense share class offered by the Fund. In the case of Class A shares, such purchases are not subject to a front-end sales charge. “Affiliated Providers” are affiliates of the Adviser and organizations that provide services to Victory Portfolios III (the “Trust”).
The Fund reserves the right to change the criteria for eligible investors and the investment minimums.
21

Investing with the Victory Funds

Additional Information Regarding Financial Intermediaries
Your ability to purchase, exchange, redeem, and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include: minimum investment requirements, exchange policies, fund choices, cutoff time for investments, and trading restrictions.
In addition, your financial intermediary may charge a transaction or other fee for the purchase or sale of shares of the Fund. Those charges are retained by the financial intermediary and are not shared with us. Please contact your financial intermediary or plan sponsor for a complete description of its policies.
Copies of the Fund's annual report, semi-annual report, and SAI are available from your financial intermediary or plan sponsor.
22

How to Buy Shares

Opening an Account With the Fund
You may purchase shares directly from the Fund or through certain investment professionals (e.g., financial intermediaries) as described below. If you already have an account with us, you will not need to fill out another application to invest in another fund, including other funds managed by the Adviser (together with the Fund, we refer to these as the “Affiliated Funds” or so simply as the “Funds”), unless the registration is different or we need further information to verify your identity.
As required by federal law, we must obtain certain information from you prior to opening an account with us. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. You may be asked for a copy of your driver’s license, passport, or other identifying documents as part of this process which may be cross-referenced against a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. If we subsequently are unable to verify your identity within a reasonable time, we may close your account or take other appropriate action. If your account is closed for this reason, your shares will be redeemed at the next calculated NAV. We prohibit opening accounts for certain investors, including but not limited to, foreign financial institutions, shell banks, correspondent accounts for foreign shell banks, and correspondent accounts for foreign financial institutions. A “foreign shell bank” is a foreign bank without a physical presence in any country. A “correspondent account” is an account established for a foreign bank to receive deposits from, or to make payments or other disbursements on behalf of, the foreign bank, or to handle other financial transactions related to such foreign bank.
Each shareholder named on an account with us must provide a Social Security number or other taxpayer identification number to avoid “backup” tax withholding required by the Internal Revenue Code of 1986, as amended (the “Code”).
Effective Date of Purchase
Purchase, exchange, and redemption requests are not processed until received in proper form. “Proper form” means actual receipt of the order along with all information and supporting documentation necessary to effect the transaction. Complete information may include any verification or confirmation of identity that the Fund's transfer agent or other authorized Fund agent may request. For purchase requests, “proper form” also generally includes receipt of sufficient funds to effect the purchase. The Fund, its transfer agent, or any authorized Fund agent may, in its sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time. Financial intermediaries may have their own requirements for recognizing a transaction in proper form or good order. If you hold your shares through a financial intermediary, please contact them for specific proper form or good order requirements.
When you make a purchase, your purchase price will be the NAV per share next calculated after we or the financial intermediary receive your request in “proper form.” The Fund’s NAV per share is calculated as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (“NYSE”) each day it is open for trading. If we or the financial intermediary receive your purchase request in proper form prior to that time, your purchase price will be the NAV per share calculated for that day. If we or the financial intermediary receive your purchase request in proper form after that time, the purchase price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.
The Fund or the Fund's Distributor or transfer agent may enter into agreements with Servicing Agents (such as financial intermediaries or plan sponsors), which hold shares of the Fund in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for
23

How to Buy Shares

shares of the Fund on the Fund’s behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund’s NAV per share next calculated after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.
Paying for Your Purchase
If you hold an account directly with the Fund and you plan to purchase shares from us with a check, the instrument must be written in U.S. dollars and drawn on a U.S. bank. If unclear or no instructions are provided with your check as to which fund the purchase was intended, we will make every effort to contact you to receive proper instructions. However, if we are unable to reach you within three business days of receipt of your check, we will deposit the funds in an existing or new Victory Treasury Money Market Trust account matching your existing registration. If we cannot locate an existing account matching your registration, the check will be returned within three business days. Initial purchases into an account by electronic funds transfer or check may be held for up to 30 days before any redemptions may be processed. We do not accept the following foreign instruments: checks, money orders, traveler’s checks, or other similar instruments. In addition, we do not accept cash or coins. If you plan to purchase shares through a financial intermediary, please check with that financial intermediary regarding acceptable forms of payment.
Minimum Investments
Fund Shares:
$3,000. However, financial intermediaries may set different investment minimums, and the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Institutional Shares:
$1 million. However, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Class A and Class C Shares:
$2,500 minimum ($1,000 for IRA accounts, gift/transfer to minor accounts, and purchases through automatic investment plans). However, financial intermediaries may set different investment minimums, and the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
If your account falls below the minimum investment amount, we may ask you to reestablish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.
The minimum investment required to open an account may be waived or lowered for employees and immediate family members of the employee of the Adviser, the Administrator, and their affiliates. In addition, the minimum investment required may be waived when the Fund is purchased through an Advisory Program or within qualified retirement plans or in other similar circumstances.
Class R6 Shares:
There is no minimum initial investment amount for Class R6 shares. However, financial intermediaries or plan recordkeepers may require plans to meet different investment minimums. Please contact your financial intermediary for additional information.
24

How to Buy Shares

Purchasing Additional Shares
Fund Shares:
$50 minimum per transaction, per account. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Institutional Shares:
There is no subsequent purchase minimum for investments in Institutional Shares.
Class A and Class C Shares:
$50 minimum per transaction, per account.
Class R6 Shares:
There is no subsequent purchase minimum for investments in Class R6 shares. However, financial intermediaries or plan recordkeepers may require participants to meet different subsequent purchase requirements.
Contacting the Victory Funds
The following features may be available to you to purchase, exchange, and redeem shares of the Fund you hold in an account opened directly with the Fund. Once you have an existing account, you can make additional investments at any time in any amount (subject to any minimums) in the following ways. All website transactions should be placed online at vcm.com.
◼
Internet Access
Review account information and make most account transactions. This includes making purchases, exchanges, and redemptions; reviewing account activity; checking balances; and more.
◼
Mobile Access
Review account information and make most account transactions.
◼
Telephone Access
To access account information and make account transactions, call toll free (800) 235-8396 during normal business hours to speak with a member service representative.
◼
Mail
If you would like to make a purchase or request a redemption by mail, send your written instructions to:
Regular Mail:
Victory Funds
P.O. Box 182903
Columbus, OH 43218-2903
Overnight Mail:
Use the following address ONLY for overnight packages:
Victory Funds
c/o FIS TA Operations
4249 Easton Way, Suite 400
Columbus, OH 43219
PHONE: (800) 235-8396
25

How to Buy Shares

◼
Bank Wire
To add to your account or request a redemption by bank wire, visit the vcm.com website or call (800) 235-8396 for instructions. This helps to ensure that your account will be credited or debited promptly and correctly. Any commercial bank can transfer same-day funds by wire.
Although the transfer agent currently does not charge you for receiving same-day funds, it reserves the right to charge for this service in the future. Your bank may charge you for wiring same-day funds.
◼
Electronic Funds Transfer
Additional purchases on a regular basis may be deducted electronically from a bank account. To sign up for these services when opening an account, visit the vcm.com website or call (800) 235-8396 for assistance. Currently, the Fund does not charge a fee for electronic transfers, but it reserves the right to charge for this service in the future. Your originating bank may charge a fee for electronic transfers.
26

How to Exchange Shares and Class Conversions

There may be limits on the ability to exchange between certain Victory Funds. You can obtain a list of Victory Funds available for exchange by calling (800) 235-8396 or by visiting VictoryFunds.com
The shares of any class of a Fund may be exchanged for the shares of any other class offered by the Fund or the same class, or any other class, of any other Victory Funds, either through your investment professional or directly through the Fund, subject to the conditions described below:
◼
Exchanges are subject to any CDSC, minimum investment limitation, or eligibility requirements described in the applicable prospectus and SAI. You may be required to provide sufficient information to establish eligibility to exchange into a new share class.
◼
To exchange between Victory Funds, the other Victory Fund you wish to exchange into must be eligible for exchange with your Fund.
◼
Shares of the Victory Fund selected for exchange must be available for sale in your state of residence.
If you have questions about these, or any of the Fund’s other exchange policies, please consult your customer service representative or your Investment Professional before requesting an exchange.
Before exchanging, you should read the prospectus of the Fund you wish to exchange into, which may be subject to different risks, fees, and expenses.
Other Exchange Rules You Should Know
If you have opened an account directly with the Fund, you may make exchanges on vcm.com. After we receive the exchange orders, the Fund’s transfer agent will simultaneously process exchange redemptions and purchases at the share prices next calculated pursuant to the procedures set forth herein. See Effective Date of Purchase for additional information. The investment minimums applicable to share purchases also apply to exchanges.
If you hold shares of the Fund in an account with a financial intermediary or plan sponsor, the policies and procedures on an exchange may differ from those discussed in this Prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy, sell, or exchange shares of the Fund through a broker or other Investment Professional. For more information on these fees, check with your Investment Professional.
An exchange of Fund shares for shares of another Victory Fund constitutes a sale for tax purposes unless the exchange is made within an IRA or other tax-deferred account.
The Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. The Fund may terminate or modify the exchange privilege at any time upon 60 days’ notice to shareholders.
For information on how to exchange shares of a Fund that were purchased through your employer’s retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.
27

How to Exchange Shares and Class Conversions

Other Conversions
Under certain circumstances, we may convert your Institutional Shares to Fund Shares, as applicable. The Fund will notify you before any such conversion occurs.
The Fund also may provide for other conversion privileges from time to time under which a shareholder of the Fund may convert shares into another class of shares of the same Fund under certain circumstances, subject to approval by the Fund’s officers. For example, subject to approval by the Fund’s officers, a shareholder may convert shares of one class of the Fund held through an eligible advisory program into shares of another class of the Fund (if available) with a lower expense ratio, provided that following the conversion the shareholder meets applicable eligibility requirements for the class into which the shareholder seeks to convert (as described in this prospectus).
Pricing
When a conversion occurs, you receive shares of one class of a fund for shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs per share of the two share classes. A conversion between share classes of the same fund is a non-taxable event.
Conversions are not subject to the Fund's restrictions on short-term trading activity discussed under Excessive Short-Term Trading.
28

How to Sell Shares

Shareholders will receive a redemption price of the NAV per share next calculated after we receive the redemption request in “proper form” as provided under Effective Date of Purchase. If we receive the redemption request in proper form prior to the close of the NYSE’s regular trading session (generally 4 p.m. Eastern time), the redemption price will be the NAV per share calculated for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.
Under certain circumstances and when deemed to be in the Fund’s best interests, proceeds may not be sent to intermediaries for up to seven days after receipt of the redemption order.
There are a number of convenient ways to sell your shares.
If you have a direct account with the Fund, you may redeem Fund Shares on the Internet, by telephone, or by mail on any day the NAV per share is calculated. You can use the same mailing addresses listed under the section titled How to Buy Shares.
◼
By Internet
Log on to your account using vcm.com and place your redemption request.
◼
By Telephone
Call toll free (800) 235-8396 during normal business hours. You have the following options for receiving your redemption proceeds:
◼
Mail a check to the address of record;
◼
Wire funds to a previously designated domestic financial institution;
◼
Mail a check to a previously designated alternate address; or
◼
Electronically transfer your redemption via EFT to a previously designated domestic financial institution.
The Fund has undertaken certain authentication procedures regarding telephone transactions and will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.
◼
By Mail
Use the regular U.S. mail or overnight mail address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds.
◼
By Wire
If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call before the close of trading on the NYSE, your funds will be wired on the next business day.
◼
By Electronic Funds Transfer (“EFT”)
Normally, your redemptions will be processed on the same day, but will be processed on the next day if received after close of trading on the NYSE. It will be transferred by EFT as long as the transfer is to a domestic bank.
29

How to Sell Shares

Additional Information About Redemptions
The Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).
Under normal market conditions, the Fund typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. Under deteriorating market conditions or market stress, the Fund also may borrow to meet redemption requests. The Fund and the other Affiliated Funds are limited as to the amount that each may individually and collectively borrow in these circumstances. As a result, borrowings available to the Fund may be insufficient to satisfy Fund redemption requests. In addition, the Fund reserves the right to honor redemption orders wholly or partly with in-kind distributions of Fund portfolio securities instead of cash.
Fund Shares:
If you hold Fund Shares through an account directly with the Fund, the Fund typically expects to pay out redemption proceeds on the next business day after your order is received in proper form; however, it may take up to seven days to send your proceeds.
Payment for redemption of shares purchased by electronic funds transfer (“EFT”) or check will be sent after the EFT or check has cleared, which could take up to 30 days from the initial purchase date into the Fund and, for subsequent purchases into the Fund, seven business days from the purchase date.
If you choose to have your redemption proceeds mailed to you and either the U.S. Postal Service is unable to deliver the distribution check to you or the check remains outstanding for more than six months, the Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed redemption checks.
If you hold Fund Shares with a financial intermediary, please contact your financial intermediary regarding redemption policies. Normally, the Fund transmits proceeds to intermediaries for redemption orders that are received in proper form on the next business day after receipt.
Institutional Shares:
Institutional Shares typically expect to pay out redemption proceeds on the next business day after your order is received in proper form; however, it may take up to seven days to send your proceeds.
Class A and Class C Shares:
Check with your financial intermediary for its policies on redemptions. Class A and Class C shares purchased through a financial intermediary should be redeemed through the financial intermediary. The Fund typically expects to transmit proceeds to intermediaries for redemption orders received in proper form on the next business day after receipt.
Class R6 Shares:
Class R6 shares may be purchased or redeemed through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. Check with your financial intermediary or plan sponsor for its policies on redemptions. Normally, the Fund transmits proceeds to intermediaries and eligible institutional investors (foundations and endowments) for redemption orders received in proper form on the next business day after receipt.
For federal income tax purposes, a redemption of shares of the Fund is a taxable event, upon which you may recognize a capital gain or loss (unless you hold the shares of the Fund in a tax-deferred account or are a tax-exempt investor). A capital gain or loss is based on the difference between your basis in the redeemed shares and the proceeds you receive upon their redemption. See Important Information About Taxes for information regarding basis election and reporting.
30

Information About Fees

The Fund is comprised of multiple classes of shares. Each class shares the Fund's investment objective and investment portfolio. The classes have different fees, expenses, and/or minimum investment requirements. The difference in the fee structures between the classes is primarily the result of their separate arrangements for shareholder and distribution services and performance fee arrangements. It is not the result of any difference in the base investment management, custodial fee rate schedules, or other expenses related to the management of the Fund's assets, which do not vary by class. Different fees and expenses will affect performance.
Except as described below, the share classes have identical voting, dividend, liquidation, and other rights, preferences, terms, and conditions. The primary differences between the classes are: (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting that class; and (d) each class may have different purchase, exchange, and redemption privileges.
Distribution and Service Plans
In accordance with Rule 12b-1 under the Investment Company Act of 1940, the Trust has adopted a Distribution and Service plan for Class A and Class C shares.
Under the Class A Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.25% of its average daily net assets of its Class A shares. The fee is paid for general distribution services and for providing personal services to shareholders. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund’s shares.
Personal services to shareholders generally are provided by broker-dealers or other financial intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions, and changing account information.
Under the Class C Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of 1.00% of the average daily net assets of its Class C shares. Of this amount, 0.75% of the Fund’s Class C shares average daily net assets will be paid for general distribution services and for selling Class C shares. The Fund will pay 0.25% of its Class C shares average daily net assets to compensate financial institutions that provide personal services to Class C shareholders of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund's Class C shares. Personal services to shareholders generally are provided by broker-dealers or other financial intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.
Because Rule 12b-1 fees are paid out of the Fund’s assets and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For additional information about the Rule 12b-1 Plan and its terms, see Distribution and Service Plans in the SAI.
31

Information About Fees

Payments to Financial Intermediaries
Certain financial intermediaries perform recordkeeping, networking, administrative, sub-transfer agency, and shareholder services for their clients with respect to their investments in the Fund that otherwise would be performed by the Fund’s transfer agent or administrator and shareholder servicing agent.
In some circumstances, we, or one of our affiliates, will pay a financial intermediary for these services out of our own resources, including any profits from the advisory fees the Adviser receives from the Funds. In other circumstances, the Fund will pay a fee to the financial intermediary for performing those services. The Fund will not pay financial intermediaries more than it would pay its direct service providers for transfer agency, administration, and/or shareholder services. In cases where intermediary fees are higher due to differences in the services being provided or other factors, the additional amounts will be paid by us and/or the Distributor. In addition, these payments generally are based on either (1) a percentage of the average daily net assets of Fund shareholders’ accounts serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. The aggregate amount of these payments may be substantial.
In addition, we and the Fund's Distributor may make payments to intermediaries for various additional services, other expenses, and/or the financial intermediaries’ distribution of shares of the Fund. Such payments are sometimes referred to as “revenue sharing” and generally are negotiated with a financial intermediary on the basis of such factors as the number or value of shares of the Fund that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary.
We (and our affiliates) also may pay fixed fees for the listing of a Fund on a broker-dealer’s or financial intermediary’s system. Such payments are not considered to be revenue sharing payments.
32

Distributions and Taxes

Dividends and Other Distributions
As a shareholder, you are entitled to your share of net income and capital gains on the Fund’s investments. The Fund passes its earnings along to investors in the form of dividends. Dividends paid by the Fund represent the net income from dividends and interest earned on investments after expenses. The Fund will distribute short-term gains, as necessary; and if the Fund makes a long-term capital gain distribution, it normally is paid once a year in December.
Buying a dividend. You should check the Fund's distribution schedule before you invest. If you buy shares of the Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

The Fund pays distributions of net investment income (“dividends”) annually. The Fund may make additional distributions to shareholders, or may not make a distribution, when considered appropriate or necessary. For example, the Fund could make one or more additional distributions to avoid the imposition of any federal income or excise taxes, or it may not make a distribution to limit returns of capital.
Any distribution made by the Fund will reduce the NAV per share of the class by the amount of the distribution on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any distribution. Some or all distributions may be subject to taxes.
Distributions can be received in one of the following ways. Please check with your Investment Professional if you are unsure of which option is right for you.
Reinvestment Option
The Fund automatically reinvests all income dividends and capital gain distributions, if any, on a share class in additional shares of that class unless you request to receive those distributions in cash by way of check or by way of electronic funds transfer.
Directed Bank Account Option
When you choose to receive cash dividends by way of electronic funds transfer to your bank checking or savings account, we will send them to you after the distribution date each month. The share price will be the NAV per share of the class computed on the ex-distribution date.
Cash Option
If you elect to receive your distributions by check, and the distribution amount is $25 or less, the amount will automatically be reinvested in the Fund. Otherwise, a check will be mailed to you no later than seven days after the dividend payment date. If you choose to have your distribution proceeds mailed to you and either the U.S. Postal Service is unable to deliver the distribution check to you or the check remains outstanding for at least six months, the distribution option on your account will default to the reinvestment option as described above. The Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed distribution checks. The Fund will invest in your account any dividend or other distribution payment returned to the Fund by your financial institution at the current NAV per share.
Income Earned Option
You can automatically reinvest your dividends in additional Fund shares and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.
33

Distributions and Taxes

Directed Distributions Option
If you own shares in more than one Victory Mutual Fund, you may direct that dividends and/or capital gain distributions received from one Victory Mutual Fund be used to purchase shares automatically in the same class of another Victory Mutual Fund.
Important Information About Taxes
The tax information in this Prospectus is provided as general information. You should review the more detailed discussion of federal income tax considerations in the SAI and consult your tax adviser regarding the federal, state, local, or foreign tax consequences resulting from your investment in the Fund.

Treatment of the Fund
The Fund, which is treated as a separate corporation for federal tax purposes, has qualified for each past taxable year, and intends to continue to qualify, for treatment as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). By doing so, the Fund (but not its shareholders) is relieved of federal income tax on the part of its investment company taxable income and net capital gain, if any, that it distributes to its shareholders.
Shareholder Taxation
◼
Distributions that shareholders receive from the Fund generally are subject to federal income tax and may be subject to state and/or local taxes.
◼
Dividends and distributions of net short-term gains are taxable to you as ordinary income, whether received in cash or reinvested in additional shares of the Fund or another Victory Mutual Fund.
◼
A portion of the Fund’s dividends (which is not expected to be substantial) may qualify for (1) the 50% dividends-received deduction available to corporations, and (2) the lower maximum federal income tax rates applicable to “qualified dividend income” of individuals and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy certain holding period and other restrictions with respect to their shares of the Fund—a maximum of 15% for a single shareholder with taxable income not exceeding $545,500 ($613,700 for married shareholders filing jointly) and 20% for those individual shareholders with taxable income exceeding those respective amounts (which are effective for 2026 and will be adjusted for inflation annually thereafter).
◼
Regardless of the length of time you have held shares of the Fund, distributions of net capital gains that the Fund realizes are taxable to you as long-term capital gains, whether received in cash or reinvested in additional shares of the Fund, and are taxed to individual shareholders at the 15% and 20% tax rates described above.
◼
You may realize a capital gain or loss for federal income tax purposes on a redemption or an exchange (which is treated like a redemption for those purposes) of shares of the Fund. Your gain or loss is based on the difference, if any, between your basis in the redeemed (or exchanged) shares and the redemption proceeds (or the aggregate NAV of the shares of the fund into which you exchange) you receive. Any capital gain an individual shareholder recognizes on a redemption or exchange of his or her shares of the Fund that have been held for more than one year will qualify for the 15% and 20% tax rates.
◼
An individual shareholder is subject to a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally includes taxable distributions the Fund pays and net gains realized on the redemption or exchange of shares of the Fund, or (2) the excess of his or her “modified adjusted gross income” over $200,000 (or $250,000 if married and filing jointly). This tax is in addition to any other taxes due on that income.
34

Distributions and Taxes

◼
Your basis in shares of the Fund that you acquired after December 31, 2011 (“Covered Shares”) will be determined in accordance with the Fund’s default method, which is average basis, unless you affirmatively elect in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method you elect (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.
◼
You should consult with your tax adviser to determine the best IRS-accepted basis determination method.
◼
The Fund may provide estimated capital gain distribution information through the website at vcm.com.
◼
Tax statements will be mailed from the Fund by mid-February showing the amounts and tax status of distributions made to you in the prior calendar year.
◼
Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.
◼
You should review the more detailed discussion of federal income tax considerations in the SAI and consult your tax adviser regarding the federal, state, local, or foreign tax consequences resulting from your investment in the Fund.
Taxpayer Identification and Backup Withholding
◼
Each shareholder named on an account with us must provide a Social Security number or other taxpayer identification number to avoid “backup” tax withholding required by the Code.
◼
Federal law requires the Fund to withhold and remit to the U.S. Treasury 24% of (1) dividends, capital gain distributions, and proceeds of redemptions, regardless of the extent to which gain or loss may be realized, otherwise payable to any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any individual shareholder who underreports dividend or interest income or fails to certify that he or she is not subject to backup withholding.
◼
Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded. To avoid this withholding, you must certify on your application, or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you currently are not subject to backup withholding.
35

Important Fund Policies and Other Information

Share Price Calculation
The price at which you purchase and redeem shares of the Fund is equal to the NAV per share calculated on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of the Fund’s assets (i.e., the value of its investments and other assets), deducting liabilities, and dividing by the number of shares outstanding. Shares of the Fund may be purchased and sold at the NAV per share without a sales charge. The Fund’s NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.
NAV=	Total Assets - Liabilities
Number of Shares Outstanding
Valuation of Securities
The Adviser, acting as the Valuation Designee, has established a Pricing and Liquidity Committee (the “Committee”); and subject to the Board’s oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.
Equity securities, including exchange-traded funds (“ETFs”), except as otherwise noted, traded primarily on domestic securities exchanges or the over-the-counter markets, are valued at the last sale price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the closing bid price generally is used for U.S.-listed equities and the average of the bid and ask prices is used for foreign listed equities.
Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund’s NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund’s NAV is calculated will not need to be reflected in the value of the Fund’s foreign securities. However, we and the subadviser(s) will monitor for events that would materially affect the value of the Fund’s foreign securities. The subadviser(s) have agreed to notify us of significant events they identify that may materially affect the value of the Fund’s foreign securities. If we determine that a particular event would materially affect the value of the Fund’s foreign securities, then the Committee will consider such available information that we deem relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.
36

Important Fund Policies and Other Information

Debt securities are valued each business day by a pricing service (the “Service”) approved by the Adviser as Valuation Designee. The Service uses an evaluated bid or the last sales price to price securities when, in the Service’s judgment, these prices are readily available and are representative of the securities’ market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.
Short-term debt securities with original or remaining maturities of 60 days or less generally may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.
Repurchase agreements are valued at cost.
Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day.
Futures contracts are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the values are based upon the settlement price on the prior trading date.
Options contracts are valued at the mean of the last bid and ask prices. Options on futures are valued at the settlement price determined by the applicable exchange.
In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith, at fair value, by the Committee in accordance with valuation procedures approved by the Adviser as Valuation Designee. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund’s NAV to be more reliable than it otherwise would be.
Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.
For additional information on how securities are valued, see Valuation of Securities in the Fund's SAI.
Customer Identification Program
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.
As a result, the Fund must obtain the following information for each person who opens a new account:
◼
Name;
◼
Date of birth (for individuals);
◼
Residential or business street address (although post office boxes are still permitted for mailing); and
◼
Social security number, taxpayer identification number, or other identifying number.
37

Important Fund Policies and Other Information

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.
Statements and Reports
You will receive a periodic statement reflecting any transactions that affect the balance or registration of Fund shares in your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account’s statements. Share certificates are not issued. Twice a year, you will receive a financial report of the Fund. By February 15th of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.
The Fund will report information to you annually concerning the tax status of your dividends and other distributions for federal income tax purposes. In addition, the Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. You should consult with your tax adviser to obtain more information about how the basis reporting law applies to you.
Shareholder Communications
In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, each household will receive a single copy of the Fund’s most recent shareholder reports, proxy statements, prospectuses, and their supplements, unless you have instructed us to the contrary. This eliminates duplicate copies and saves paper and postage costs for the Fund. However, if you would like to receive individual copies, please contact us; and they will be delivered promptly.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI, which is available upon request and on the Fund’s website at VictoryFunds.com.
IRA Distribution Fee
The Fund may apply a distribution fee to all full IRA distributions, except for those due to death, disability, or divorce. Partial IRA distributions are not charged a distribution fee.
Account Balance
Victory Capital Transfer Agency, Inc., the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/UTMA account; (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate
38

Important Fund Policies and Other Information

balance of $50,000 or more invested in Affiliated Funds; and (5) all IRAs (for the first year the account is open). The fee is not currently being assessed. The Fund will provide advance notice in the event it is assessed in the future.
Excessive Short-Term Trading
The Funds generally are not intended as short-term investment vehicles (except for the money market funds, Victory Short-Term Bond Fund, Victory Ultra Short-Term Bond Fund, and Victory Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as “market timing.”
Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the Funds can deter all excessive and short-term trading, the Board has adopted the following policies (except for the money market funds, Victory Short-Term Bond Fund, Victory Ultra Short-Term Bond Fund, and Victory Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing bona fide investors.
To deter such trading activities, the Funds’ policies and procedures state that:
◼
Each Fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.
◼
Each Fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by the Fund. Fair value pricing is used to adjust for “stale pricing” that may occur between the close of certain foreign exchanges or markets and the time when the Fund calculates its NAV per share. The use of fair value pricing is intended to deter investors who may be trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in a Fund using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a Fund’s NAV.
The Funds’ Right to Reject Purchase and Exchange Orders and Limit Trading in Accounts
The Funds’ main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons with a history of three short-term transactions within 90 days or less are suspected of market timing and the shareholder’s trading privileges (other than redemption of Fund shares) will be suspended. The Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, each Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund. For this purpose, a short-term transaction is a purchase or redemption of a Fund and, as applicable, a subsequent redemption or purchase of the same Fund, or an exchange of all or part of that same Fund.
The following transactions are exempt from the excessive short-term trading activity policies described above:
◼
Transactions in the money market funds, Victory Short-Term Bond Fund, Victory Ultra Short-Term Bond Fund, and Victory Tax Exempt Short-Term Fund;
◼
Purchases and sales pursuant to automatic investment or withdrawal plans;
39

Important Fund Policies and Other Information

◼
Purchases and sales made through Victory Capital 529 Education Savings Plan;
◼
Purchases and sales made in certain separately managed accounts in wrap fee programs;
◼
Purchases and sales by the Victory Target Retirement Funds, Victory Cornerstone Conservative Fund, and/or Victory Cornerstone Equity Fund; and
◼
Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.
If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular Fund or all of the Funds.
The Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading. The Funds or the transfer agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.
The Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase shares of a Fund through financial intermediaries that establish omnibus accounts to invest in the Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The Funds subject to the short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the Funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or Funds will review net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.
We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary’s policies are determined by us to be at least as stringent as the Funds’ policy. For shares purchased through financial intermediaries there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.
Because of the increased costs to review underlying trading information, the Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.
40

Important Fund Policies and Other Information

Other Fund Rights
The Fund reserves the right to:
◼
Reject or restrict purchase or exchange orders when in the best interest of the Fund;
◼
Limit or discontinue the offering of shares of the Fund without notice to the shareholders;
◼
Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;
◼
Redeem some or all of its shares in kind when in the best interest of the Fund;
◼
Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);
◼
Redeem an account with less than $500, with certain limitations;
◼
Restrict or liquidate an account when necessary or appropriate to comply with federal law; and
◼
Discontinue or otherwise limit the opening of accounts with us.
Additional Information
The Trust enters into contractual arrangements with various parties, including, among others, the Fund's adviser, transfer agent, and distributor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust or the Fund.
This Prospectus provides information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. Neither this Prospectus nor the related SAI is intended to be, or should be read to give rise to, an agreement or contract between the Trust or the Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.
41

Financial Highlights

The following financial highlights tables are intended to help you understand the Fund's and relevant share classes' financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund Shares and Institutional Shares (assuming reinvestment of all income dividends and capital gain distributions).
The information has been derived from financial statements audited by Cohen & Company, Ltd., an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund’s Form N-CSR, which is available upon request. Information for the fiscal periods ended prior to April 30, 2025, was audited by the Fund’s former independent registered public accounting firm.
42

Victory Growth Fund
	Fund Shares
For a Share Outstanding Throughout Each Period	Year Ended 4/30/26	Year Ended 4/30/25	Year Ended 4/30/24	9 Months Ended 4/30/23(a)	Year Ended 7/31/22	Year Ended 7/31/21
Net Asset Value, Beginning of Period	$35.27	$34.10	$27.55	$27.66	$39.27	$30.85
Investment Activities:
Net investment income (loss)(b)	(0.17)	(0.14)	(0.11)	(0.06)	(0.14)	(0.13)
Net realized and unrealized gains (losses)	9.61	5.34	8.75	1.55	(7.72)	10.03
Total from Investment Activities	9.44	5.20	8.64	1.49	(7.86)	9.90
Distributions to Shareholders from:
Net realized gains	(4.32)	(4.03)	(2.09)	(1.60)	(3.75)	(1.48)
Total Distributions	(4.32)	(4.03)	(2.09)	(1.60)	(3.75)	(1.48)
Net Asset Value, End of Period	$40.39	$35.27	$34.10	$27.55	$27.66	$39.27
Total Return(c),(d)	26.80%	13.90%	31.96%	6.19%	(22.11)%	32.87%
Ratios to Average Net Assets:
Net Expenses(e),(f)	0.88%	0.89%	0.89%	0.88%	0.84%	0.84%
Net Investment Income (Loss)(e)	(0.40)%	(0.38)%	(0.36)%	(0.33)%	(0.43)%	(0.38)%
Gross Expenses(e),(f)	0.88%	0.89%	0.89%	0.88%	0.84%	0.84%
Supplemental Data:
Net Assets at end of period (000's)	$2,360,358	$2,037,463	$1,951,058	$1,594,565	$1,606,239	$2,224,130
Portfolio Turnover(c),(g)	15%	22%	35%	33%	62%	40%
(a)
Effective April 30, 2023, the Fund’s fiscal year-end changed from July 31 to April 30.
(b)
Per share net investment income (loss) has been calculated using the average daily shares method.
(c)
Not annualized for periods less than one year.
(d)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.
(e)
Annualized for periods less than one year.
(f)
Does not include acquired fund fees and expenses, if any.
(g)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
43

Victory Growth Fund

	Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended 4/30/26	Year Ended 4/30/25	Year Ended 4/30/24	9 Months Ended 4/30/23(a)	Year Ended 7/31/22	Year Ended 7/31/21
Net Asset Value, Beginning of Period	$35.17	$34.02	$27.49	$27.59	$39.17	$30.77
Investment Activities:
Net investment income (loss)(b)	(0.18)	(0.15)	(0.11)	(0.05)	(0.13)	(0.13)
Net realized and unrealized gains (losses)	9.57	5.33	8.73	1.55	(7.70)	10.01
Total from Investment Activities	9.39	5.18	8.62	1.50	(7.83)	9.88
Distributions to Shareholders from:
Net realized gains	(4.32)	(4.03)	(2.09)	(1.60)	(3.75)	(1.48)
Total Distributions	(4.32)	(4.03)	(2.09)	(1.60)	(3.75)	(1.48)
Net Asset Value, End of Period	$40.24	$35.17	$34.02	$27.49	$27.59	$39.17
Total Return(c),(d)	26.74%	13.87%	32.00%	6.21%	(22.09)%	32.89%
Ratios to Average Net Assets:
Net Expenses(e),(f)	0.93%	0.91%	0.88%	0.82%	0.83%	0.83%
Net Investment Income (Loss)(e)	(0.45)%	(0.39)%	(0.35)%	(0.25)%	(0.41)%	(0.36)%
Gross Expenses(e),(f)	0.94%	0.92%	0.89%	0.83%	0.83%	0.83%
Supplemental Data:
Net Assets at end of period (000's)	$70,327	$191,952	$407,754	$442,894	$1,199,990	$1,338,685
Portfolio Turnover(c),(g)	15%	22%	35%	33%	62%	40%
(a)
Effective April 30, 2023, the Fund’s fiscal year-end changed from July 31 to April 30.
(b)
Per share net investment income (loss) has been calculated using the average daily shares method.
(c)
Not annualized for periods less than one year.
(d)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.
(e)
Annualized for periods less than one year.
(f)
Does not include acquired fund fees and expenses, if any.
(g)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
44

45

46

47

23452-0926
By mail:
Victory Funds
P.O. Box 182903
Columbus, OH 43218-2903

P.O. Box 182903
Columbus, OH 43218-2903
Statement of Additional Information (“SAI”): A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference into this Prospectus, which means it is legally part of the prospectus.
Annual/Semi-Annual Reports and Form N-CSR: The Fund's annual and semi-annual reports to shareholders and Form N-CSR contain more information about the Fund's investments. The annual shareholder report also includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal period. The Fund's Form N-CSR filings contain the Fund's annual and semi-annual financial statements.
How to Obtain Information: You may obtain a free copy of the SAI, annual and semi-annual reports and other information such as Fund financial statements and ask questions about the Fund or your accounts, online at VictoryFunds.com, by contacting the Fund at the following address or telephone number, or by contacting your financial intermediary.
By telephone:
Call Victory Funds at
(800) 235-8396
You also can obtain information about the Fund (including the SAI, other reports, and other information such as Fund financial statements) from the SEC on the SEC’s EDGAR database at sec.gov or, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov
Investment Company Act File No. 811-7852

September 1, 2026
Prospectus
Victory High Income Fund
Fund Shares	Institutional Shares	Class A	Class C	Class R6
USHYX	UIHIX	—	—	URHIX
The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
vcm.com
(800) 235-8396

Victory High Income Fund Summary
Investment Objective
The Victory High Income Fund (the “Fund”) seeks to provide an attractive total return primarily through high current income and secondarily through capital appreciation.
Fund Fees and Expenses
The tables below describe the fees and expenses that you may pay, if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Shareholder Fees
(paid directly from your investment)
	Fund Shares	Institutional Shares	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of purchase or sale price)	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees[1]	0.52%	0.52%	0.52%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.30%	0.25%	1.07%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	0.84%	0.79%	1.61%
Fee Waiver/Expense Reimbursement[2]	0.00%	(0.02)%	(0.92)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	0.84%	0.77%	0.69%
1
The management fee is comprised of a base fee (which is equal to an annualized rate of 0.50% of the Fund’s average daily net assets) and a performance adjustment. The performance adjustment is calculated separately for each share class on a monthly basis and is added to or subtracted from the base fee depending upon the performance of the respective share classes relative to the Lipper High Yield Bond Funds Index. Assets and performance are each measured over a rolling 36-month period. The annual adjustment rate ranges from +/- 0-6 basis points (a basis point is 1/100th of a percentage point) of average daily net assets depending on the level of over/under-performance. The performance adjustment reflected in the management fee may differ from the over/under annual adjustment rate due to differences in average net assets for the fiscal reporting period and rolling 36-month performance period. See Organization and Management of the Fund section for a description of the performance adjustment.
2
Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual fund operating expenses (excluding certain items such as performance fee adjustments, acquired fund fees and expenses, if any, interest, taxes, brokerage commissions, capitalized expenses, and other extraordinary expenses) do not exceed an annual rate of 0.83%, 0.73%, and 0.65% of the Fund Shares, Institutional Shares, and Class R6, respectively, through at least August 31, 2027. The Adviser is permitted to recoup management fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. The amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund’s management fee. This agreement may only be terminated by the Fund’s Board of Trustees.
1

Victory High Income Fund Summary
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or continue to hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Fund Shares	$86	$268	$465	$1,036
Institutional Shares	$79	$250	$436	$975
Class R6	$70	$418	$789	$1,832
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the most recent fiscal year, the Fund's portfolio turnover rate was 77% of the average value of its portfolio.
Principal Investment Strategy
The Fund primarily invests its assets in a broad range of U.S. dollar-denominated high-yield securities, including bonds (often referred to as “junk” bonds), convertible securities, leveraged loans (which generally are adjustable-rate bank loans made to companies rated below investment grade), or preferred stocks, with an emphasis on non-investment-grade debt securities. Although the Fund will invest primarily in U.S. securities, it may invest without limit in dollar-denominated foreign securities and to a limited extent in non-dollar-denominated foreign securities, including in each case emerging markets securities.
In addition, the Fund may invest in certain derivatives, such as futures and options. The Fund also may use derivatives or various other investment techniques to increase or decrease its exposure to changing security prices or other factors that affect security prices.
Principal Risks
The Fund’s investments are subject to the following principal risks:
Debt Securities Risk – The value of a debt security or other income-producing security changes in response to various factors including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. Other factors that may affect the value of debt securities include, among others, economic conditions, market events, public health crises, and responses by governments and companies to such developments. These and other events may affect the creditworthiness of the issuer of a debt security and may impair an issuer’s ability to timely meet its debt obligations as they come due.
Credit Risk – The fixed-income securities in the Fund's portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a
2

Victory High Income Fund Summary
recognized means to enhance an investor’s return. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk.
High-Yield/Junk Bond Risk – Fixed-income securities rated below investment grade, also known as “junk” or high-yield bonds, generally entail greater economic, credit, and liquidity risk than investment-grade securities. Their prices may be more volatile, especially during economic downturns, financial setbacks, or liquidity events. High-yield securities also can involve a substantially greater risk of default than higher quality debt securities, and their values can decline significantly over short and longer periods of time.
Loan Risk – The risk that, in addition to the risks typically associated with high-yield/junk fixed-income securities, loans (including floating rate loans) in which the Fund invests may be unsecured or not fully collateralized, may be subject to restrictions on resale, and/or some loans may trade infrequently on the secondary market. Loans settle on a delayed basis, potentially leading to the sale proceeds of loans not being available to meet redemptions for a substantial period of time after the sale of the loans.
Interest Rate Risk – The Fund is subject to the risk that the market value of the bonds in its portfolio will fluctuate because of changes in interest rates, changes in the supply of and demand for debt securities, and other market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Generally, the longer the duration of a bond, the greater its sensitivity is to interest rates. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations. The ability of an issuer of a debt security to repay principal prior to a security’s maturity can increase the security’s sensitivity to interest rate changes.
Decisions by the U.S. Federal Reserve (also known as the “Fed”) regarding interest rate and monetary policy, which can be difficult to predict and sometimes change direction suddenly in response to economic and market events, can have a significant effect on the value of fixed-income securities as well as the overall strength of the U.S. economy. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. As a result, the value of fixed-income securities may vary widely under certain market conditions.
Reference Rate Transition Risk – The terms of many floating rate loans and other instruments were previously tied to the London Interbank Offered Rate (“LIBOR”), which functioned as a reference rate or benchmark for these instruments but was discontinued as a floating rate benchmark after June 30, 2023. The LIBOR discontinuation may adversely affect the financial markets generally and the Fund’s operations, finances, and investments specifically. There is no assurance that proposed replacement rates will be suitable substitutes for LIBOR, and thus the substitution of such rates for LIBOR could have an adverse effect.
Prepayment and Extension Risk – Mortgage-backed securities make regularly scheduled payments of principal along with interest payments. In addition, mortgagors generally have the option of paying off their mortgages without penalty at any time. For example, when a mortgaged property is sold, the old mortgage is usually prepaid. Also, when interest rates fall, the mortgagor may refinance the mortgage and prepay the old mortgage. A homeowner’s default on the mortgage also may cause a prepayment of the mortgage. This unpredictability of the mortgage’s cash flow is called prepayment risk. For the investor, prepayment risk usually means that principal is received at the least opportune time. For example, when interest rates fall, homeowners may find it advantageous to refinance their mortgages and prepay principal. In this case, the investor is forced to reinvest the principal at the current lower rate. On the other hand, when interest rates rise, homeowners generally will not refinance their mortgages and prepayments will fall. This causes the average life of the mortgage to extend and be
3

Victory High Income Fund Summary
more sensitive to interest rates, which is called extension risk. In addition, the amount of principal the investor has to invest in these higher interest rates is reduced.
Legislative Risk – Changes in government policies may affect the value of the investments held by the Fund in ways we cannot anticipate, and such policies could have an adverse impact on the value of the Fund’s investments and the Fund’s net asset value (“NAV”).
Liquidity Risk – Market developments and other factors, including changes in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets. Heavy redemptions of fixed-income mutual funds and decreased liquidity from fixed-income securities could hurt the Fund’s performance. In addition, significant securities market disruptions, including economic, financial and public health crises, may lead to dislocation in the market for a variety of fixed-income securities (including municipal obligations), which can decrease liquidity and sharply reduce returns. Changes in government or central bank monetary policy may have a substantial and immediate impact on interest rates, which could result in losses to the Fund.
General Market Risk – Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, imposition of tariffs, sanctions against a particular foreign country, its nationals, businesses or industries, and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes may add to instability in global economies and markets generally and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.
Equity Securities Risk – The values of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general market, economic, and political conditions, and other factors. A company’s earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, tariffs, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or may last for extended periods. Equity securities have the lowest priority, and the greatest risk, with respect to dividends and any liquidation payments in the event of an issuer’s bankruptcy.
Foreign Securities Risk – Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Global markets, or those in a particular region, may all react in similar fashion to important political, economic, or other developments. Events and evolving conditions in certain economies or markets, including with respect to tariffs or sanctions, may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile.
Preferred Stock Risk – Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. Unlike interest payments on debt securities, dividends on preferred stock generally are payable at the discretion of the issuer’s board of directors. Shareholders may suffer a loss of value if dividends are not paid. In certain situations, an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks generally are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities.
4

Victory High Income Fund Summary
Convertible Securities Risk – The value of a convertible security, which is a form of hybrid security (i.e., a security with both debt and equity characteristics), typically increases or decreases with the price of the underlying common stock. In general, a convertible security is subject to the market risks of stocks when the underlying stock’s price is high relative to the conversion price and is subject to the market risks of debt securities when the underlying stock’s price is low relative to the conversion price. The general market risks of debt securities that are common to convertible securities include, but are not limited to, interest rate risk and credit risk. In addition, the issuer may not be able to pay interest or dividends when due, and the market value of convertible securities may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness.
Management Risk – The Fund is actively managed, and the investment techniques and risk analyses used by the Fund’s portfolio managers may not produce the desired results.
Derivatives Risk – The Fund may invest in futures, options, and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, ETFs, or currency to which it relates; the risk that the use of derivatives may not have the intended effects and may result in losses, underperformance, or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund’s market exposure, magnify investment risks and losses, and cause losses to be realized more quickly. There is no guarantee that derivative techniques will be employed or that they will work as intended, and their use could lower returns or even result in losses to the Fund. In addition, current regulations may limit the Fund’s ability to invest in derivatives.
Large Shareholder Risk – The actions by one large shareholder or multiple shareholders acting simultaneously may have an impact on the Fund and, therefore, indirectly on other shareholders. Shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.
Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. By itself, the Fund does not constitute a complete investment plan. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.
An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Investment Performance
The following bar chart and table are intended to help you understand some indication of the risks of investing in the Fund. The bar chart illustrates the Fund Shares' volatility by showing how performance has varied from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the share classes for the periods indicated compared to those of the Fund's regulatory broad-based securities market index, the Fund's benchmark index, and an additional index of funds with similar investment objectives. We assume reinvestment of dividends and distributions.
5

Victory High Income Fund Summary
Performance data for the classes varies based on differences in their fee and expense structures and reflects any expense limitations in effect during the periods shown. Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. The Fund’s most current performance information is available on the Fund’s website at vcm.com or by calling (800) 235-8396.
Calendar Year Returns for Fund Shares

30%
20%
10%
0%
-10%
-20%
17.91%
7.17%
-3.52%
13.13%
3.72%
5.61%
-10.94%
13.06%
6.87%
8.48%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter	10.43%	June 30, 2020
Lowest Quarter	-16.32%	March 31, 2020

Year-to-date return	1.55%	June 30, 2026

Average Annual Total Returns (For the Periods Ended December 31, 2025)	1 Year	5 Years	10 Years (or Life of Class)
FUND SHARES Before Taxes	8.48%	4.27%	5.84%
FUND SHARES After Taxes on Distributions	5.57%	1.59%	3.22%
FUND SHARES After Taxes on Distributions and Sale of Fund Shares	4.96%	2.06%	3.34%
INSTITUTIONAL SHARES Before Taxes	8.73%	4.38%	5.93%
CLASS R6 Before Taxes	8.80%	4.54%	4.98%[1]
Indices
Bloomberg U.S. Aggregate Bond Index reflects no deduction for fees, expenses, or taxes	7.30%	-0.36%	2.01%
Bloomberg U.S. High Yield 2% Issuer Capped Bond Index reflects no deduction for fees, expenses, or taxes	8.62%	4.50%	6.52%
Lipper High Yield Bond Funds Index reflects no deduction for taxes	7.94%	4.46%	5.94%
1
Inception date of Class R6 is December 1, 2016.
6

Victory High Income Fund Summary
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (“IRA”) or 401(k) plan, the after-tax returns shown in the table are not relevant to you. Please note that after-tax returns are shown only for the Fund Shares and may differ for each share class.
Management of the Fund
Investment Adviser
Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser.
The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. The portfolio managers primarily responsible for the day-to-day management of the Fund are members of the Adviser’s Victory Income Investors investment franchise.
Portfolio Management
	Title	Tenure with the Fund
James F. Jackson, Jr., CFA	Chief Investment Officer, Head of Fixed Income Portfolio Management, and Senior Portfolio Manager	Since 2019
Kurt Daum, J.D.	Senior Portfolio Manager	Since 2016
R. Neal Graves, CFA, CPA	Senior Portfolio Manager	Since 2019
Jason Lincoln, CFA	Portfolio Manager and Senior Fixed Income Research Analyst	Since 2025
Purchase and Sale of Fund Shares
Investment Minimums	Fund Shares	Institutional Shares	Class R6
Minimum Initial Investment	$3,000	$1,000,000	None
Minimum Subsequent Investments	$50	None	None
You may purchase or sell Fund Shares on any business day through vcm.com or by telephone at (800) 235-8396. You also may purchase or sell Fund Shares through certain other financial intermediaries. If you have opened an account directly with the Fund, you also may purchase and sell Fund Shares by mail at P.O. Box 182903, Columbus, OH 43218-2903. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Institutional Shares are not offered for sale directly to the general public. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Certain broker-dealers and other financial intermediaries (such as a bank) may establish higher or lower minimum initial and subsequent investment amounts to which you may be subject if you invest through them.
Class R6 shares generally are available only through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. Class R6 shares also are available to endowment funds and foundations. Please contact your plan administrator or recordkeeper to purchase or sell (redeem) shares from your retirement plan.
7

Victory High Income Fund Summary
When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value (“NAV”) after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.
Tax Information
The Fund intends to make distributions that generally will be taxed to you as ordinary income or long-term capital gains, unless you are a tax-exempt investor or you invest through an IRA, 401(k) plan, or other tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions in all share classes except the Class R6 shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.
8

Additional Fund Information

Victory Capital Management Inc., which we refer to as the “Adviser” throughout the Prospectus, manages the Fund.
The Fund is managed by the Adviser who also manages other funds, each having distinct investment management objectives, strategies, risks, and policies. Together, these funds are referred to in this Prospectus as the “Victory Funds” or, more simply, the “Funds.”
The Fund seeks to provide an attractive total return primarily through high current income and secondarily through capital appreciation. The Fund’s Board of Trustees (the “Board”) may change the investment objective without shareholder approval. The Fund will provide shareholders notice of any such change.
The Fund invests its assets primarily in a broad range of U.S. dollar-denominated high-yield securities with an emphasis on non-investment-grade debt securities. We consider high-yield securities to include a broad range of securities that produce high current income. They are sometimes referred to as “junk” bonds because they are believed to represent a greater risk of default than more creditworthy “investment-grade” securities. Generally, debt securities rated below the four highest credit grades by a public rating agency (or of equivalent quality if not publicly rated) are considered “below-investment-grade” or “high-yield” securities.
Up to 20% of the Fund’s assets may be invested in foreign non-dollar-denominated securities traded outside the United States. The Fund’s assets may be invested, without limitation, in dollar-denominated securities of foreign issuers. These foreign holdings may include securities issued in emerging markets as well as securities issued in established markets.
A credit rating is an evaluation reflecting the possibility that an issuer will default on a debt security. Rating agencies such as Moody’s Investors Service, Inc. (“Moody’s”) and S&P Global Ratings (“S&P”) analyze the financial strength of an issuer, whether the issuer is a corporation or government body. The highest ratings are assigned to those issuers perceived to have the least credit risk. For example, S&P ratings range from AAA by a rating agency (highly unlikely to default) to D (in default). If a debt security is not rated by a rating agency, we may make a determination that the security is of equivalent investment quality to a comparable security and assign an equivalent rating.
Because of the types of securities the Fund invests in, it has the potential to generate significantly higher income than investment-grade bond funds and may have a greater potential for capital appreciation. The bond markets generally offer a greater potential return only for accepting a greater level of risk. The two most common risks are credit risk—or the risk that an issuer will be unable to make timely interest or principal payments; and interest rate risk—or the risk that a security’s market value will change with interest rates.
In the investment-grade bond market (where credit risks generally are considered low), a higher return normally is used to entice investors into buying longer-maturity bonds, and thereby accepting greater sensitivity to changes in interest rates. In contrast, high-yield securities often are considered hybrids, with characteristics of both stocks and bonds. High-yield securities generally have less interest rate risk and higher credit risk than higher-quality bonds. A higher return normally is used to entice investors into buying securities with a greater risk of default. Normally, the higher the credit risk, the higher the potential return. In effect, high-yield investors are trading a portion of the interest rate risk inherent in investment-grade bonds for bond-specific credit risk (each high-yield security, however, is a unique story). At the same time, the volatility of high-yield funds historically has been notably less than the equity market as a whole.
9

Additional Fund Information

As a result, high-yield funds often have acted differently than investment-grade bond funds. High-yield securities are more sensitive to changes in economic conditions than investment-grade bonds. The Fund may underperform investment-grade bond funds when the outlook for the economy is negative. Conversely, the Fund may outperform investment-grade bond funds when the economic outlook turns positive.
Certain bond and money market instruments, such as CMO, CMBS, interest-only CMBS, periodic auction reset bonds, loan interests and direct debt instruments, Eurodollar and Yankee Obligations, and synthetic instruments are subject to special risks that are described in the statement of additional information (“SAI”).
The Fund may consider various non-financial factors, where applicable, through quantitative models or qualitative assessments, including, for example, third-party sustainability ratings or governance and risk-related factors. Any consideration of such factors is only one part of the investment process and may have little to no weight on investment decisions, whether on an individual security basis or in the context of overall portfolio construction.
The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies as a response to adverse market, economic, political, or other conditions. The effect of taking such a temporary defensive position is that the Fund may not achieve its investment objective.
Victory Income Investors
We search for securities that represent an attractive value given current market conditions. We recognize value by simultaneously analyzing the risks and rewards of ownership among the securities available in the market. In general, we focus on securities that offer high income. We also will explore opportunities for capital appreciation. We will sell a security if we believe it no longer represents value due to an increase in risk, an increase in price, or a combination of the two. We also will sell a security if we find a more compelling value in the market.
10

Investments

The following describes the types of securities the Fund may purchase under normal market conditions to achieve its principal investment strategy. The Fund may not necessarily buy all of the securities listed below.
Below-Investment-Grade and High-Yield Securities
May be issued by corporations, governmental bodies, and other issuers. These issuers might be small or obscure, just getting started, or even large, well-known leveraged entities. They generally present less interest rate risk and higher credit risk than higher-quality securities. At the same time, the volatility of below-investment-grade securities historically has been notably less than that of the equity market as a whole. The market on which below-investment-grade securities is traded also may be less liquid than the market for investment-grade securities. They typically are more vulnerable to financial setbacks and recession than more creditworthy issuers and may be unable to make timely dividend, interest, and principal payments if economic conditions weaken.
Bonds
A debt instrument representing the contractual obligation of an issuer to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) on a specified date. Bonds may be issued in a variety of forms and by different types of issuers, such as:
◼
Corporate debt securities – Bonds and other debt instruments issued by corporations and similar entities.
◼
Obligations of U.S., state, and local governments, their agencies and instrumentalities – In general, the debt obligations (of which some, but not all, are supported by the taxing power of the government) of certain governmental entities.
◼
Mortgage- and asset-backed securities – Generally, securities representing a pool of mortgages or other expected streams of payments, such as credit card receivables or automobile loans, which are packaged together and sold to investors who then are entitled to the payments of interest and principal. Types of mortgage-backed securities in which the Fund may invest include, but are not limited to, collateralized mortgage obligations (“CMO”), commercial mortgage-backed securities (“CMBS”), and interest-only CMBS.
Convertible Securities
Bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes, the credit quality of the issuer, and the price of the underlying common stock.
Defaulted Securities
Generally includes securities (including bonds or preferred stock) issued by issuers that are unable to make their dividend or interest rate payments and/or repay their principal.
The Adviser can use various techniques to increase or decrease its exposure to changing security prices, interest rates, commodity prices, or other factors that affect security values, which may involve:
Derivatives Transactions
◼
Options – There are two basic types of options: “puts” and “calls.” A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer (or seller) the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the
11

Investments

obligation to buy, the underlying asset at the exercise price during the option period. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.
◼
Futures Contracts – Contracts to buy or sell an underlying asset or group of assets, such as a currency, interest rate, or an index of securities, at a future time at a specified price. The purchase of a futures contract on a security or an index of securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index.
◼
Currency Exchange Contracts – Contracts between two counterparties to exchange one currency for another on a future date at a specified exchange rate.
◼
Swap Agreements – Arrangements with counterparties with respect to interest rates, currency rates, or indices, wherein the Fund and the counterparty agree to exchange the returns earned or realized on particular predetermined investments or indices.
◼
Credit Default Swap Agreements – A swap agreement involving a debt obligation. If the Fund is a seller of a credit default swap contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations.
◼
Indexed Securities – Instruments whose prices are indexed to the prices of other securities, securities indices, commodities indices, currencies, precious metals or other commodities, or other financial indicators.
Selling Securities Short
Selling securities with the intention of subsequently repurchasing them at a lower price. In the event of an interim price decline, the Fund will profit, since the cost of repurchase will be less than the proceeds received upon the initial (short) sale. Conversely, the Fund will incur a loss in the event that the price of a shorted instrument should rise prior to repurchase. The risk of loss is potentially unlimited when selling securities short.
Equity Securities
Generally includes common stock and preferred stock; trust or limited partnership interests; rights and warrants to subscribe to or purchase such securities; sponsored or unsponsored depositary receipts, such as American depositary receipts (“ADRs”), European depositary receipts (“EDRs”), and global depositary receipts (“GDRs”); and convertible securities. They may or may not pay dividends or carry voting rights.
Eurodollar and Yankee Obligations
Eurodollar and Yankee Obligations are dollar-denominated instruments that have been issued by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Eurodollar Obligations are issued outside the U.S. capital markets and Yankee Obligations are issued in the U.S. capital markets.
12

Investments

Exchange-Traded Funds (“ETFs”)
Open-end investment companies that typically track a market index or specific sectors of the stock or bond markets. ETFs trade on exchanges throughout the day. The Fund may rely on Securities and Exchange Commission (“SEC”) exemptive orders or rules that permit funds meeting various conditions to invest in an ETF in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.
Leveraged Loans
Generally includes adjustable-rate bank loans made to companies rated below investment grade. The interest rates typically are reset periodically based upon the fluctuations of a base interest rate and a “spread” above that base interest rate that represents a risk premium to the lending banks and/or other participating investors.
Loan Interests and Direct Debt Instruments
Interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (in the case of loans and loan participations), to suppliers of goods or services (in the case of trade claims or other receivables), or to other parties. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal.
Non-Dollar-Denominated Foreign Securities
Securities (including debt and equity securities) issued in foreign markets and denominated in foreign currencies.
Periodic Auction Reset Bonds
Bonds whose interest rates are reset periodically through an auction mechanism. Periodic auction reset bonds generally are subject to less interest rate risk than long-term fixed-rate debt instruments because the interest rate will be periodically reset in a market auction.
Preferred Stocks
An equity security of a company with a specified dividend that may or may not fluctuate. Preferred stocks rank after bonds and before common stocks in claims on income for dividend payments and on assets should the company be liquidated.
Repurchase Agreements
A transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller at an agreed upon price on an agreed upon date, the resale price of which reflects the purchase price plus an agreed upon market rate of interest.
Synthetic Securities
A security created by combining an intermediate or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice.
Trade Claims
A legal claim against a company in bankruptcy by a debt holder (such as vendors, suppliers, etc.) of the company. Trade claim holders can sell it to investors, often at a discount. Investors may seek to acquire a trade claim in order to realize increased value if the company successfully reorganizes in bankruptcy.
13

Investments

Additional Fund Strategies. The Adviser may use other types of investment strategies in pursuing the Fund's overall investment objective. The following describes the investment technique the Adviser may employ that is not considered to be a part of the Fund's principal investment strategies. Additional securities and techniques are described in the Fund's SAI.
Securities Lending
To enhance the return on its portfolio, the Fund may lend portfolio securities to brokers, dealers, and financial institutions to realize additional income under guidelines adopted by the Board. Each loan will be secured continuously by collateral in the form of cash, securities issued by the U.S. government or its agencies or instrumentalities.
14

Risk Factors

The following provides additional information about the Fund's principal risks and supplements the risks discussed in the Fund’s Summary section of this Prospectus.
Asset-Backed and Mortgage-Backed Securities Risk: Asset-backed securities (“ABS”) represent interests in pools of mortgages, loans, receivables, or other assets such as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. Mortgage-backed securities (“MBS”) are a type of asset-backed security that represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements.
During periods of falling interest rates, mortgage- and asset-backed securities, which typically provide the issuer with the right to call or prepay the security prior to maturity, may be called or prepaid, which may result in the Fund having to reinvest the proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of mortgage- and asset-backed securities may extend because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. As a result, mortgage-backed and asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market values during periods of rising interest rates. Prepayment rates are difficult to predict and the potential impact of prepayments on the value of a mortgage- or asset-backed security depends on the terms of the instrument and can result in significant volatility. The price of a mortgage-backed or asset-backed security also depends on the credit quality and adequacy of the underlying assets or collateral. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. Subprime mortgage loans, which typically are made to less creditworthy borrowers, have a higher risk of default than conventional mortgage loans. Therefore, mortgage-backed securities backed by subprime mortgage loans may suffer significantly greater declines in value due to defaults. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as “Ginnie Mae”), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as “Fannie Mae” and “Freddie Mac”), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.
Convertible Securities Risk: The Fund may invest in convertible securities, the value of which fluctuates in relation to changes in interest rates, the market price of the underlying common stock, and the credit quality of the issuer. A convertible security tends to perform more like a stock when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the option to convert) and more like a debt security when the underlying stock price is low relative to the conversion price (because the option to convert is less valuable). Because its value can be influenced by many different factors, a convertible security generally is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security is called for redemption, the Fund will be required to either permit the issuer to redeem the security, convert it into underlying common stock, or sell it to a third party. Convertible securities are subject to equity risk, interest rate risk, and credit risk and are often lower-quality securities, which means that they are subject to the same risks as an investment in lower-rated debt securities. Since it derives a portion of its value from the common
15

Risk Factors

stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. In addition, because companies that issue convertible securities are often small- or mid-cap companies, to the extent the Fund invests in convertible securities, it will be subject to the risks of investing in these companies. The stocks of small- and mid-cap companies are often more volatile and less liquid than the stocks of larger companies. Convertible securities normally are “junior” securities, which means an issuer usually must pay interest on its non-convertible debt before it can make payments on its convertible securities. If an issuer stops making interest or principal payments, these securities may become worthless and the Fund could lose its entire investment. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stock holders but after holders of any senior debt obligations of the company.
Credit Risk: Credit risk is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk and may apply to certain other securities in which the Fund may invest. The Fund accepts some credit risk as a recognized means to enhance investors’ return. Market events may affect the creditworthiness of the issuer of a fixed-income security and may impair an issuer’s ability to timely meet its debt obligations as they come due.
When evaluating potential investments for the Fund, our analysts independently assess credit risk and its potential impact on the Fund’s portfolio. In addition, credit rating agencies may provide estimates of the credit quality of the potential investment. The ratings may not take into account every risk that interest and/or principal will be repaid on a timely basis. Lower credit ratings typically correspond to higher perceived credit risk and higher credit ratings typically correspond to lower perceived credit risk. Securities in the lowest-rated investment-grade category have speculative characteristics. Credit ratings do not provide assurance against default or other loss of money. Nevertheless, even investment-grade securities typically are subject to some credit risk. We also attempt to minimize the Fund’s overall credit risk by diversifying the Fund’s investments across many securities with slightly different risk characteristics and across different economic sectors and geographic regions. Thus, if a random credit event should occur, such as a default, the Fund generally would suffer a smaller loss than if the Fund were concentrated in relatively large holdings with highly correlated risks. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment.
Currency Risk: When the Fund invests in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks, national entities such as the International Monetary Fund, or by the imposition of currency controls, or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.
Derivatives Risk: The Fund may invest in futures, options, swaps, and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, ETFs, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses, underperformance, or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund’s market exposure, magnify investment risks and losses, and cause losses to
16

Risk Factors

be realized more quickly. In addition, current regulation may limit the Fund’s ability to invest in derivatives. There is no guarantee that derivative techniques will be employed or that they will work as intended, and their use could lower returns or even result in losses to the Fund.
Equity Securities Risk: The value of an equity security will fluctuate in response to changes in earnings or other conditions affecting the issuer’s profitability or in general market conditions. Unlike debt securities, which have preference to a company’s assets in case of liquidation, equity securities are entitled to the residual value after the company meets its other obligations.
ETF Risk: ETFs, which generally are registered investment companies, incur their own management fees and other expenses, such as trustees’ fees, operating expenses, registration fees, and marketing expenses, a proportionate share of which would be borne by the Fund. As a result, an investment by the Fund in an ETF could cause the Fund’s operating expenses to be higher and, in turn, its performance to be lower than if it were to invest directly in the securities held by the ETF. In addition, the Fund will be exposed indirectly to all of the risks of the securities held by the ETFs.
Passive ETFs that invest in the securities and sectors contained in the indexes they seek to track do not attempt to take defensive positions in volatile or declining markets or under other conditions. Furthermore, such ETFs will be unable to duplicate exactly the performance of the underlying indexes they track.
The price of an ETF is determined by supply and demand. Thus, ETFs do not necessarily trade at their NAV, which means their shares may trade at a premium or discount.
In addition, although ETFs generally are listed on securities exchanges, there can be no assurances that an ETF will continue to satisfy the listing qualifications or that an active trading market for such ETFs will be maintained. Secondary market trading in ETFs also may be halted by a national securities exchange because of market conditions or for other reasons.
Foreign Securities Risk: Investing in foreign companies, including ADRs and GDRs, involves certain special risks. There is the possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; changes to trade policies and trade disputes; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; less publicly available information about foreign issuers; difficulties in obtaining legal judgments; and foreign withholding taxes. Foreign investing may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. Three risks that require additional consideration are:
◼
Emerging Markets Risk: Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that generally are less economically diverse and mature than those in the United States and to political systems that may be less stable. Investments in emerging markets may be subject to the risk of abrupt and severe price declines and their financial markets often lack liquidity. In addition, emerging market countries may be more likely than developed countries to experience rapid and significant adverse developments in their political or economic structures. Emerging market economies also may be overly reliant on particular industries, and more vulnerable to shifts in international trade, trade barriers, and other protectionist or retaliatory measures. Governments in many emerging market countries participate to a significant degree in their economies and securities markets. Some emerging market countries restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or may nationalize or expropriate the assets of private companies. Emerging market countries also may be subject to high inflation and rapid currency devaluations and currency-hedging techniques may be unavailable in certain emerging market countries.
17

Risk Factors

◼
Political Risk: Political risk includes a greater potential for coups d’état, revolts, and expropriation by governmental organizations.
◼
European Economic Risk: The economies of European Union (“EU”) member countries and their trading partners, as well as the broader global economy, may be adversely affected by, among other things, changes in the Euro’s exchange rate; changes in EU or governmental regulations on trade; geopolitical and other events, including acts of terrorism, tensions, war or other open conflicts; and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact the Fund’s investments and cause it to lose money. Events in Europe may continue to impact the economies of every European country and their economic partners. The ongoing Russia-Ukraine conflict, the resulting responses by the United States and other countries, and the potential for wider conflict have had, and could continue to have, severe adverse effects on regional and global economies and could further increase volatility and uncertainty in the global financial markets. In addition, uncertainties regarding the viability of the EU have impacted and may continue to impact regional and global markets. There are ongoing concerns regarding the United Kingdom’s withdrawal from the EU, commonly referred to as “Brexit,” as well as the impact this withdrawal may have on other economies of European countries and/or their sovereign debt. Withdrawals from the EU could cause significant regional and global market disruption, which may negatively impact the Fund’s investments and cause it to lose money.
General Market Risk: The Fund is subject to market risk, which is the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. In addition, markets and market-participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.
Market turmoil may be reflected in perceptions of economic uncertainty, price volatility in the equity and debt markets, and fluctuating trading liquidity. In response, governments may adopt a variety of fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and lower interest rates. An unexpected or quick reversal of these policies could increase volatility in the equity and debt markets. Market conditions and economic risks could have a significant effect on domestic and international economies, and could add significantly to the risks of increased volatility and decreased liquidity for the Fund’s portfolio. Equity securities tend to be more volatile than debt securities.
Geopolitical/Natural Disaster Risk: Political and diplomatic events within the United States, including a contentious domestic political environment, changes in political party control of one or more branches of the U.S. government, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a U.S. government shutdown, and disagreements over, or threats not to increase, the U.S. government’s borrowing limit (or “debt ceiling”), as well as political and diplomatic events abroad, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. A downgrade of the ratings of U.S. government debt obligations, or concerns about the U.S. government’s credit quality in general, could have a substantial negative effect on the U.S. and global economies. Moreover, although the U.S. government has honored its credit obligations, there remains a possibility that the United States could default on its obligations. The consequences of such an
18

Risk Factors

unprecedented event are impossible to predict, but it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Fund’s investments. Similarly, environmental and public health risks, such as natural disasters or epidemics, or widespread fear that such events may occur, may impact markets and economies adversely and cause market volatility in both the short- and long-term.
High-Yield/Junk Bond Risk: Fixed-income securities rated below investment grade (“junk” or high-yield bonds) should be regarded as speculative because their issuers are more susceptible to financial setbacks and recession than more creditworthy companies. High-yield bond issuers include small companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, and firms with heavy debt loads. Many issuers of high-yield securities have characteristics (including, but not limited to, high levels of debt, an untested business plan, significant competitive and technological challenges, legal and political risks) which cast doubt on their ability to honor their financial obligations. They may be unable to pay interest when due or return all the principal amount of their debt obligations at maturity. If the Fund invests in securities whose issuers develop unexpected credit problems, the Fund’s NAV could decline. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities.
Information Technology and Operations Risk: Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The information technology and other operational systems upon which a Fund’s service providers rely may be subject to cyber attack or other technological disruptions, and could otherwise disrupt the ability of these service providers to perform essential tasks for the Fund. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.
Interest Rate Risk: The Fund is subject to the risk that the market value of the securities in its portfolio will fluctuate because of changes in interest rates, changes in supply of and demand for investment securities, or other market factors. The prices of income-producing securities are linked to the prevailing market interest rates. In general, when interest rates rise, the prices of income-producing securities fall, and when interest rates fall, the prices of income-producing securities rise. The price volatility of an income-producing security also depends on its duration. Duration is a measure that relates the expected price volatility of a bond to changes in interest rates. The duration of a bond may be shorter than or equal to full maturity of a bond. Generally, the longer the duration, the greater is its sensitivity to interest rates. Bonds with longer durations have more risk and will decrease in price as interest rates rise. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%. To compensate investors for this higher interest rate risk, securities with longer durations generally offer higher yields than securities with shorter durations.
◼
If interest rates increase, the yield of the Fund may increase and the market value of the Fund’s securities may decline, adversely affecting the Fund’s NAV and total return.
◼
If interest rates decrease, the yield of the Fund may decrease and the market value of the Fund’s securities may increase, which may increase the Fund’s NAV and total return.
Changes in government monetary policy, including changes in a central bank’s (e.g., the U.S. Federal Reserve (the “Fed”)) implementation of specific policy goals, may have a substantial impact on interest rates, which in turn can significantly impact the value of the Fund’s investments. There can be no
19

Risk Factors

assurance that a central bank’s policy will be continued, discontinued or changed, or that any such policy will have the desired effect. A central bank’s policy changes and related market speculation as to the timing of potential interest rate changes may expose fixed-income markets to heightened volatility and may reduce liquidity for certain Fund investments, causing the value of the Fund’s investments and share price to decline. For example, market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets. Heavy redemptions of fixed-income mutual funds and decreased liquidity of fixed-income securities could hurt the Fund’s performance.
Decisions by the Fed regarding interest rate and monetary policy can have a significant effect on the value of debt securities as well as the overall strength of the U.S. economy. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. Until recently, interest rates had been unusually low in recent years in the United States and abroad, and central banks had reduced rates further in an effort to combat the economic effects of the COVID-19 pandemic. In light of current market conditions the Fed recently has begun to raise interest rates from historically low levels and also has signaled that it intends to continue to do so. Changes to interest rates may not work as intended, and the impact on various markets that interest rate or other significant policy changes may have is unknown.
Large Shareholder Risk: The Fund, like all mutual funds, pools the investments of many investors. Actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. For example, significant levels of new investments in the Fund by shareholders may cause the Fund to have more cash than would otherwise be the case, which might have a positive or negative impact on Fund performance. Similarly, redemption activity might cause the Fund to sell portfolio securities, which may increase transaction costs and might generate a capital gain or loss, or cause it to borrow funds on a short-term basis to cover redemptions, which would cause the Fund to incur costs that, in effect, would be borne by all shareholders, not just the redeeming shareholders. Shareholder purchase and redemption activity also may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.
Legislative Risk: The Fund is subject to legislative risk, which is the risk that new government policies may affect the value of the investments held by the Fund in ways we cannot anticipate and that such policies will have an adverse impact on the value of the Fund’s investments and the Fund’s NAV.
Leveraged Loan Risk: Leveraged loans are adjustable-rate bank loans made to companies rated below investment grade and are subject to the risks typically associated with debt securities, such as credit risk and interest rate risk. In addition, leveraged loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a bankruptcy court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of leveraged loans. Leveraged loans also are subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. Some leveraged loans are not as easily purchased or sold as publicly traded securities and others are illiquid, which may make it more difficult for the Fund to value them or dispose of them at an acceptable price.
20

Risk Factors

Liquidity Risk: Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Fund would like due to a variety of factors, including general market conditions, the perceived financial strength of the issuer, or specific restrictions on resale of the securities. Consequently, the Fund may have to hold these securities longer than it would like and may forgo other investment opportunities. It also is possible that the Fund could be prevented from realizing capital gains or could be forced to incur capital losses if the Adviser is unable to sell a position at the time or price of the Adviser’s choosing. Lack of liquidity may impact valuation of such securities and the Fund’s NAV adversely, especially during times of financial distress. In addition, the Fund may not be able to raise cash when needed or may be forced to sell other investments to raise cash, which could impact the Fund’s performance negatively. Infrequent trading of securities also may lead to an increase in price volatility. Liquidity is a general investment risk that potentially could impact any security, but funds that invest in privately placed securities, certain small-company securities, high-yield bonds, mortgage-backed or asset-backed securities, foreign or emerging-market securities, derivatives, or other structured investments, which all have experienced periods of illiquidity, generally are subject to greater liquidity risk than funds that do not invest in these types of securities.
Management Risk: The Fund is subject to management risk, which is the possibility that the investment techniques and risk analyses used in managing the Fund's portfolio will not produce the desired results. In addition, we operate multiple investment franchises within the Adviser, and we also may utilize a “manager-of-managers” structure, which gives us the right, with the prior approval of the Board and without shareholder approval, to change subadviser(s). If we add or replace an investment franchise or a subadviser to the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new investment franchise or subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund’s portfolio could take place at a disadvantageous time and also could result in higher capital gains and distributions, which could affect the tax efficiency of the Fund negatively. In addition, the Fund may not be fully invested under its investment program while such realignment takes place, which may negatively impact the Fund’s performance.
Preferred Stock Risk: Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. Unlike interest payments on debt securities, dividends on preferred stock generally are payable at the discretion of the issuer’s board of directors. Shareholders may suffer a loss of value if dividends are not paid. In certain situations an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks generally are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities.
Prepayment and Extension Risk: As a mutual fund investing in mortgage-backed securities, the Fund is subject to prepayment risk for these securities, which is the possibility that prepayments of mortgage-backed securities in the Fund’s portfolio will require reinvestment at lower interest rates, resulting in less interest income to the Fund. Mortgage-backed securities pay regularly scheduled payments of principal along with interest payments. In addition, mortgagors generally have the option of paying off their mortgages without penalty at any time. For example, when a mortgaged property is sold, the old mortgage is usually prepaid. Also, when interest rates fall, the mortgagor may refinance the mortgage and prepay the old mortgage. A homeowner’s default on the mortgage also may cause a prepayment of the mortgage. This unpredictability of the mortgage’s cash flow is called prepayment risk. For the investor, prepayment risk usually means that principal is received at the least opportune time. For example, when interest rates fall, homeowners will find it advantageous to refinance their mortgages and prepay principal. In this case, the investor is forced to reinvest the principal at the current, lower rates.
On the other hand, when interest rates rise, homeowners generally will not refinance their mortgages and prepayments will fall. This causes the average life of the mortgage to extend and be more sensitive to interest rates, which is sometimes called extension risk. In addition, the amount of principal the investor has to invest in these higher interest rates is reduced.
21

Risk Factors

Redemption Risk: The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund's performance. Market developments and other factors, including changes in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. The market making capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. In addition, significant securities market disruptions may lead to dislocation in the market for a variety of fixed-income securities (including, without limitation, commercial paper, corporate debt securities, certificates of deposit, asset-backed debt securities, and municipal obligations), which can decrease liquidity and sharply reduce returns. Increased redemptions from mutual funds that hold large amounts of fixed-income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets.
Reference Rate Transition Risk: The London Interbank Offered Rate, or “LIBOR,” which had historically been the principal floating rate benchmark in the financial markets, has been discontinued. Its discontinuation has affected and will continue to affect the financial markets generally and may also affect the Fund’s operations, finances, and investments specifically. The UK Financial Conduct Authority, which is the regulator of the LIBOR administrator, has ceased publishing all LIBOR tenors. As an alternative to LIBOR, the market has generally coalesced around the use of the Secured Overnight Financing Rate (“SOFR”) as a replacement for U.S. dollar LIBOR. SOFR is a risk-free overnight floating rate that is currently published in multiple formats, including as an overnight rate, as a compounded average and as an index. In addition to the SOFR rate variations, other alternative floating rates have been developed and various market participants have adopted these floating rates to various degrees, although market practice remains in flux. Uncertainty as to the nature of alternative reference rates and as to potential changes or other reforms to alternative reference rates, or any changes announced with respect to such reforms, may result in a sudden or prolonged increase or decrease in the reported reference rates and the value of reference rate-based loans and securities. The effects of these potential changes on the Funds, issuers of instruments in which the Funds invest and financial markets generally and the effectiveness of changes already made, remain uncertain. If the Fund invests in instruments that utilize an alternative reference rate that falls out of favor, the value of such instrument may decline due to a lack of liquidity or other factors.
Repurchase Agreement Risk: Repurchase agreements carry several risks. Although transactions must be fully collateralized at all times, they generally create leverage and involve some counterparty risk to the Fund, in that a defaulting counterparty could delay or prevent the Fund’s recovery of collateral. For example, if the other party to a repurchase agreement defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value of the security declines, the Fund may suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price.
U.S. Government Sponsored Enterprises (“GSEs”) Risk: Securities issued by certain GSEs, such as MBS issued by the Government National Mortgage Association (“Ginnie Mae”), are backed by the full faith and credit of the U.S. government. Securities issued by other GSEs, such as the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal National Mortgage Association (“Fannie Mae”), are neither issued nor guaranteed by the U.S. Treasury. Rather, they are supported by the credit of the issuing agency, instrumentality or corporation. However, these securities typically have indirect support from the U.S. government through an ability to borrow from the U.S. Treasury, and the U.S. government is authorized to purchase the GSE's obligations. If a GSE defaults on its
22

Risk Factors

obligations, the Fund might not be able to recover its investment. While these arrangements are intended to ensure that Fannie Mae and Freddie Mac can continue to meet their obligations, it is possible that actions by the U.S. Treasury or others could adversely impact the value of a Fund’s investments in securities issued by Fannie Mae and Freddie Mac. In September of 2008, the U.S. Treasury placed Freddie Mac and Fannie Mae under conservatorship and appointed the Federal Housing Finance Agency (“FHFA”) as their regulator. Freddie Mac and Fannie Mae currently remain under conservatorship. In addition, the U.S. Treasury entered into purchase agreements with Freddie Mac and Fannie Mae to provide them with capital in exchange for senior preferred stock.
Additional Risk Factors. The Adviser may use several types of investment strategies in pursuing the Fund's overall investment objective. The following risk is that which the Adviser does not consider to be a principal risk of the Fund. The SAI provides more detail about this risk and other risks that a Fund may be subject to that are not considered to be principal risks. You may request a copy of the Fund's SAI for more information.
Securities Lending Risk: The Fund may lend portfolio securities to broker-dealers or other institutions on a fully collateralized basis. There is a risk of delay in recovering a loaned security and/or risk of loss in collateral if the borrower becomes insolvent. There also is risk of loss if the borrower defaults and fails to return the loaned securities. The Fund could incur losses on the reinvestment of cash collateral from the loan, if the value of the short-term investments acquired with the cash collateral is less than the amount of cash collateral required to be returned to the borrower.
23

Organization and Management of the Fund

The Fund's Board has the overall responsibility for overseeing the management of the Fund.
The Investment Adviser
Victory Capital Management Inc. (the “Adviser”), a New York corporation that is registered as an investment adviser with the Securities and Exchange Commission (“SEC”), serves as the investment adviser to the Fund pursuant to an investment advisory agreement. Subject to the authority of the Board, the Adviser is responsible for the overall management and administration of the Fund's business affairs. The Adviser is responsible for selecting the Fund's investments according to its investment objective, policies, and restrictions. As of July 31, 2026, the Adviser managed and advised assets totaling in excess of $348.8 billion for individual and institutional clients. The Adviser’s principal address is 15935 La Cantera Pkwy, San Antonio, Texas 78256.
A discussion regarding the basis of the Board’s approval of the Fund's Advisory Agreement is available in the Fund's Form N-CSR for the period ended April 30.
The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. Victory Income Investors, a Victory Capital investment franchise, is responsible for the day-to-day investment management of the Fund.
The Fund’s investment management fee is comprised of a base investment management fee and a performance adjustment. The base investment management fee, which is accrued daily and paid monthly, is equal to an annualized rate of 0.50% of the Fund’s average daily net assets.
The performance adjustment is calculated separately for each share class of the Fund on a monthly basis and will be added to or subtracted from the base investment management fee depending upon the performance over the performance period of the respective share class relative to the performance of the Lipper High Yield Bond Funds Index, which tracks the total return performance of funds within the Lipper High Yield Funds category. This category includes funds that aim at high (relative) current yield from fixed-income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. The performance period for each share class consists of the current month plus the previous 35 months. The adjustment rate is determined as referenced in the following chart:
Over/Under Performance Relative to Index (in basis points)[1]	Annual Adjustment Rate (in basis points as a percentage of the Fund’s average daily net assets)
+/– 20 to 50	+/– 4
+/– 51 to 100	+/– 5
+/– 101 and greater	+/– 6
1 Based on the difference between the average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.
To determine the amount of the performance adjustment, the annual performance adjustment rate is multiplied by the average daily net assets of each respective share class over the entire performance period, which then is multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount then is added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base investment management fee.
Under the performance fee arrangement, each share class of the Fund pays a positive performance fee adjustment for a performance period whenever the share class outperforms the Lipper High Yield Bond Funds Index over that period, even if the share class had overall negative returns during the performance period.
24

Organization and Management of the Fund

The performance adjustment may have a disproportionate impact on the performance of a share class with a smaller level of assets compared to the Fund’s other share classes with larger asset levels.
For the fiscal year ended April 30, 2026, performance adjustments were 0.02%, 0.02%, and 0.02% for Fund Shares, Institutional Shares, and Class R6, respectively. The performance adjustment rate, if any, included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36-month performance period.
See Fund Fees and Expenses in this Prospectus for information about any contractual agreement agreed to by the Adviser to waive fees and/or reimburse expenses with respect to the Fund. From time to time, the Adviser also may voluntarily waive fees and/or reimburse expenses in amounts exceeding those required to be waived or reimbursed under any contractual agreement that may be in place with respect to the Fund.
The Fund is authorized, although the Adviser has no present intention of using such authority, to use a “manager-of-managers” structure. The Adviser could select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of the Fund's assets. The Adviser would monitor each subadviser’s performance through quantitative and qualitative analysis and periodically report to the Board as to whether a subadviser’s agreement should be renewed, terminated, or modified. The Adviser also would be responsible for determining how the Fund's assets should be allocated to the subadvisers. The allocation for a subadviser could range from 0% to 100% of the Fund's assets, and the Adviser could change the allocations without shareholder approval.
Portfolio Management
James F. Jackson, Jr., CFA, Chief Investment Officer, Head of Fixed Income Portfolio Management with Victory Income Investors, a Victory Capital investment franchise, and Senior Portfolio Manager, has co-managed the Fund since 2019. Mr. Jackson has 26 years of investment management experience including 10 years with USAA Asset Management Company (“AMCO”), which was acquired by the Adviser’s parent company in 2019. Education: M.B.A. with High Distinction, Ross School of Business, University of Michigan; B.S., United States Naval Academy. He is a CFA Charterholder and a member of both the CFA Institute and the CFA Society of San Antonio.
Kurt Daum, J.D., Senior Portfolio Manager, Victory Income Investors, a Victory Capital investment franchise, has co-managed the Fund since 2016. Mr. Daum has 24 years of investment management experience including seven years with AMCO, which was acquired by the Adviser’s parent company in 2019. Education: B.B.A., University of Texas at Austin; J.D., University of Texas School of Law.
R. Neal Graves, CFA, CPA, Senior Portfolio Manager, Victory Income Investors, a Victory Capital investment franchise, has co-managed the Fund since 2019. Mr. Graves has 30 years of finance related experience including 19 years of investment management experience with AMCO, which was acquired by the Adviser’s parent company in 2019. Education: M.P.A., University of Texas at Austin; B.B.A., University of Texas at Austin. He is a CFA Charterholder and member of both the CFA Institute and the CFA Society of San Antonio.
Jason Lincoln, CFA, Portfolio Manager and Senior Fixed Income Research Analyst, Victory Income Investors, a Victory Capital investment franchise, has co-managed the Fund since September 2025. He has 17 years of investment management experience including six years with AMCO, which was acquired by the Adviser’s parent company in 2019. Education: MBA, Alvarez College of Business, University of Texas at San Antonio, and a B.A., University of Texas at Austin. He holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.
The SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund securities.
25

Investing with the Victory Funds

If you are looking for a convenient way to open an account or to add money to an existing account, we can help. The sections that follow will serve as a guide to your investment with the Victory Funds. These sections describe many of the share classes currently offered by the Victory Funds. Choosing a Share Class will help you decide which share class may be to your advantage to buy.
Keep in mind that Institutional Shares and Class R6 shares are available for purchase only by eligible shareholders. In addition, not all Victory Funds offer each class of shares described below; and therefore, certain classes may be discussed that are not necessarily offered by a Fund. The classes of shares that are offered by a Fund are those listed on the cover page designated with a ticker symbol. A Fund also may offer other share classes in different prospectuses.
This section of the prospectus also describes how to open an account, how to access information about your account, and how to buy, exchange, and sell shares of a Fund. Note, this information may vary if you invest through a third party such as a brokerage firm and will be dependent on that firm’s policies and practices. Consult your Investment Professional for specific details.
We want to make it simple for you to do business with us. If you have questions about any of this information, please call your investment professional or one of our customer service representatives at (800) 235-8396. They will be happy to assist you.
An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information.
Your Investment Professional also can help you decide which share class is best for you.
Investment Professionals and other financial intermediaries may charge fees for their services.

Choosing a Share Class
Fund Shares
◼
No front-end sales charge or contingent deferred sales charge (“CDSC”). All your money goes to work for you right away.
◼
Fund Shares do not pay any ongoing distribution and/or service (12b-1) fees.
◼
Typically, lower annual expenses than all classes except Institutional and Class R6 shares.
Institutional Shares
◼
No front-end sales charge or CDSC. All your money goes to work for you right away.
◼
Institutional Shares do not pay any ongoing distribution and/or service (12b-1) fees.
◼
Institutional Shares are only available to certain investors.
◼
Typically, lower annual expenses than all classes except Class R6 shares.
Class A
◼
Front-end sales charge, as described in this section. There are several ways to reduce or eliminate this charge as discussed under Sales Charge Reductions and Waivers for Class A Shares.
◼
A CDSC may be imposed if you sell your shares within 18 months of their purchase. The CDSC may be waived or reduced in certain circumstances as discussed under CDSC Reductions for Class A and Class C Shares.
◼
Class A shares also pay ongoing distribution and/or service (12b-1) fees.
◼
Lower annual expenses than Class C shares.
Class C
◼
No front-end sales charge. All your money goes to work for you right away.
26

Investing with the Victory Funds

◼
A CDSC may be imposed if you sell your shares within 12 months of purchase. The CDSC may be waived or reduced in certain circumstances as discussed under CDSC Reductions for Class A and Class C Shares.
◼
Class C shares also pay ongoing distribution and/or service (12b-1) fees.
◼
Higher annual expenses than all other classes of shares.
Class R6
◼
No front-end sales charge or CDSC. All your money goes to work for you right away.
◼
Class R6 shares do not pay any ongoing distribution and/or service (12b-1) fees.
◼
Class R6 shares are only available to certain investors.
◼
Typically, lower annual expenses than all other classes of shares.
Share Classes
When you purchase shares of the Fund, you must choose a share class. The Fund offers the share classes listed on the prospectus cover designated with their ticker symbol. Each share class represents an interest in the same portfolio of securities and is not a separate mutual fund. The classes differ in the sales charges, if any, and expenses that apply to your investment, allowing you and your Investment Professional to choose the class that best suits your investment needs. The Fund may offer additional classes of shares in the future.
Deciding which share class best suits your investment needs depends on a number of factors that you should discuss with your Investment Professional, including: whether you are eligible to invest in a particular class, how long you expect to hold your investment, how much you intend to invest in the Fund, and the total expenses associated with each share class.
The Fund reserves the right, without notice, to change the eligibility criteria for purchasing a particular share class. For example, a class of shares may be available to purchase only by retirement plans or by institutional investors. The Fund also may waive any applicable eligibility criteria or investment minimums at its discretion.
The Fund or any class may be closed at any time for failure to achieve an economical level of assets or for other reasons. Certain financial intermediaries who hold shares on behalf of their customers impose fees when the amount of shares of a particular class falls below a minimum threshold. To the extent that the amount of shares falls below that threshold, the Fund reserves the right to liquidate the shares held in accounts maintained by the financial intermediary.
Shares of the Fund are only available for sale in the United States and certain other areas subject to U.S. jurisdiction and may not be offered for sale in non-U.S. jurisdictions, except as approved by the Adviser. Investors residing outside of the United States (except those with Air/Army Post Office (“APO”), Fleet Post Office (“FPO”), or Diplomatic Post Office (“DPO”) addresses) generally may not purchase shares of the Fund, even if they are U.S. citizens or lawful permanent residents.
Eligibility Requirements to Purchase Fund Shares
You may open an account directly with the Fund and purchase Fund Shares on the Internet, by telephone, or by mail. Fund Shares also are available through certain financial intermediaries.
If Fund Shares are purchased through a retirement account or an Investment Professional (i.e., financial intermediary), the policies and procedures relating to these purchases may differ from those discussed in this prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other Investment Professional. For more information on these fees, check with your Investment Professional.
27

Investing with the Victory Funds

Eligibility Requirements to Purchase Institutional Shares
The Institutional Shares may be purchased by or through:
◼
Institutional and individual investors with a minimum investment in Institutional Shares of $1,000,000 who purchase through certain broker-dealers or directly from the transfer agent;
◼
Investors who purchase through advisory programs with an approved financial intermediary in which the financial intermediary typically charges the investor a fee based upon the value of the account (“Advisory Programs”). Such transactions may be subject to additional rules or requirements of the applicable Advisory Program;
◼
Brokerage platforms of firms that have agreements with the Distributor to offer such shares solely when acting as an agent for the investor and the investor may be required to pay a commission and/or other forms of compensation to the broker; or
◼
Institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as Affiliated Funds, and other persons or legal entities that the Fund may approve from time to time.
A Fund may allow a lower initial investment if, in the opinion of the Distributor, the investor has the adequate intent and availability of assets to reach a future level of investment of $1,000,000.
Eligibility Requirements to Purchase Class A and Class C Shares
Class A and Class C shares generally are made available through broker-dealers and other financial intermediaries and are subject to certain sales charges described below.
Eligibility Requirements to Purchase Class R6 Shares
Class R6 shares may only be purchased by or through:
◼
Endowments and foundations;
◼
Retirement plans, including Section 401 and Section 457 plans, Section 403 plans sponsored by a Section 501(c)(3) organization, employer-sponsored benefit plans (including health savings accounts) and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans;
◼
Advisory Programs with an approved financial intermediary in which the financial intermediary typically charges the investor a fee based upon the value of the account; or
◼
Registered investment companies.
Such investments may be subject to additional rules or requirements of the applicable Advisory Program.
The Class R6 shares are not available to retail accounts, traditional or Roth IRAs, SEPs, SARSEPs, SIMPLE IRAs, or 529 Education Savings Plans.
Eligibility of Individuals Associated with the Victory Funds and Fund Service Providers
Current and retired trustees of Victory-advised funds and the officers, directors, trustees, employees, and family members of employees of the Adviser or Affiliated Providers are eligible to purchase the lowest expense share class offered by the Fund. In the case of Class A shares, such purchases are not subject to a front-end sales charge. “Affiliated Providers” are affiliates of the Adviser and organizations that provide services to Victory Portfolios III (the “Trust”).
The Fund reserves the right to change the criteria for eligible investors and the investment minimums.
28

Investing with the Victory Funds

Additional Information Regarding Financial Intermediaries
Your ability to purchase, exchange, redeem, and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include: minimum investment requirements, exchange policies, fund choices, cutoff time for investments, and trading restrictions.
In addition, your financial intermediary may charge a transaction or other fee for the purchase or sale of shares of the Fund. Those charges are retained by the financial intermediary and are not shared with us. Please contact your financial intermediary or plan sponsor for a complete description of its policies.
Copies of the Fund's annual report, semi-annual report, and SAI are available from your financial intermediary or plan sponsor.
29

How to Buy Shares

Opening an Account With the Funds
You may purchase shares directly from the Fund or through certain investment professionals (e.g., financial intermediaries) as described below. If you already have an account with us, you will not need to fill out another application to invest in another fund, including other funds managed by the Adviser (together with the Fund, we refer to these as the “Affiliated Funds” or so simply as the “Funds”), unless the registration is different or we need further information to verify your identity.
As required by federal law, we must obtain certain information from you prior to opening an account with us. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. You may be asked for a copy of your driver’s license, passport, or other identifying documents as part of this process which may be cross-referenced against a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. If we subsequently are unable to verify your identity within a reasonable time, we may close your account or take other appropriate action. If your account is closed for this reason, your shares will be redeemed at the next calculated NAV. We prohibit opening accounts for certain investors, including but not limited to, foreign financial institutions, shell banks, correspondent accounts for foreign shell banks, and correspondent accounts for foreign financial institutions. A “foreign shell bank” is a foreign bank without a physical presence in any country. A “correspondent account” is an account established for a foreign bank to receive deposits from, or to make payments or other disbursements on behalf of, the foreign bank, or to handle other financial transactions related to such foreign bank.
Each shareholder named on an account with us must provide a Social Security number or other taxpayer identification number to avoid “backup” tax withholding required by the Internal Revenue Code of 1986, as amended (the “Code”).
Effective Date of Purchase
Purchase, exchange, and redemption requests are not processed until received in proper form. “Proper form” means actual receipt of the order along with all information and supporting documentation necessary to effect the transaction. Complete information may include any verification or confirmation of identity that the Fund's transfer agent or other authorized Fund agent may request. For purchase requests, “proper form” also generally includes receipt of sufficient funds to effect the purchase. The Fund, its transfer agent, or any authorized Fund agent may, in its sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time. Financial intermediaries may have their own requirements for recognizing a transaction in proper form or good order. If you hold your shares through a financial intermediary, please contact them for specific proper form or good order requirements.
When you make a purchase, your purchase price will be the NAV per share next calculated after we or the financial intermediary receive your request in “proper form.” The Fund’s NAV per share is calculated as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (“NYSE”) each day it is open for trading. If we or the financial intermediary receive your purchase request in proper form prior to that time, your purchase price will be the NAV per share calculated for that day. If we or the financial intermediary receive your purchase request in proper form after that time, the purchase price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.
The Fund or the Fund's Distributor or transfer agent may enter into agreements with Servicing Agents (such as financial intermediaries or plan sponsors), which hold shares of the Fund in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for
30

How to Buy Shares

shares of the Fund on the Fund’s behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund’s NAV per share next calculated after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.
Paying for Your Purchase
If you hold an account directly with the Fund and you plan to purchase shares from us with a check, the instrument must be written in U.S. dollars and drawn on a U.S. bank. If unclear or no instructions are provided with your check as to which fund the purchase was intended, we will make every effort to contact you to receive proper instructions. However, if we are unable to reach you within three business days of receipt of your check, we will deposit the funds in an existing or new Victory Treasury Money Market Trust account matching your existing registration. If we cannot locate an existing account matching your registration, the check will be returned within three business days. Initial purchases into an account by electronic funds transfer or check may be held for up to 30 days before any redemptions may be processed. We do not accept the following foreign instruments: checks, money orders, traveler’s checks, or other similar instruments. In addition, we do not accept cash or coins. If you plan to purchase shares through a financial intermediary, please check with that financial intermediary regarding acceptable forms of payment.
Minimum Investments
Fund Shares:
$3,000. However, financial intermediaries may set different investment minimums, and the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Institutional Shares:
$1 million. However, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Class A and Class C Shares:
$2,500 minimum ($1,000 for IRA accounts, gift/transfer to minor accounts, and purchases through automatic investment plans). However, financial intermediaries may set different investment minimums, and the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
If your account falls below the minimum investment amount, we may ask you to reestablish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.
The minimum investment required to open an account may be waived or lowered for employees and immediate family members of the employee of the Adviser, the Administrator, and their affiliates. In addition, the minimum investment required may be waived when the Fund is purchased through an Advisory Program or within qualified retirement plans or in other similar circumstances.
Class R6 Shares:
There is no minimum initial investment amount for Class R6 shares. However, financial intermediaries or plan recordkeepers may require plans to meet different investment minimums. Please contact your financial intermediary for additional information.
31

How to Buy Shares

Purchasing Additional Shares
Fund Shares:
$50 minimum per transaction, per account. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Institutional Shares:
There is no subsequent purchase minimum for investments in Institutional Shares.
Class A and Class C Shares:
$50 minimum per transaction, per account.
Class R6 Shares:
There is no subsequent purchase minimum for investments in Class R6 shares. However, financial intermediaries or plan recordkeepers may require participants to meet different subsequent purchase requirements.
Contacting the Victory Funds
The following features may be available to you to purchase, exchange, and redeem shares of the Fund you hold in an account opened directly with the Fund. Once you have an existing account, you can make additional investments at any time in any amount (subject to any minimums) in the following ways. All website transactions should be placed online at vcm.com.
◼
Internet Access
Review account information and make most account transactions. This includes making purchases, exchanges, and redemptions; reviewing account activity; checking balances; and more.
◼
Mobile Access
Review account information and make most account transactions.
◼
Telephone Access
To access account information and make account transactions, call toll free (800) 235-8396 during normal business hours to speak with a member service representative.
◼
Mail
If you would like to make a purchase or request a redemption by mail, send your written instructions to:
Regular Mail:
Victory Funds
P.O. Box 182903
Columbus, OH 43218-2903
Overnight Mail:
Use the following address ONLY for overnight packages:
Victory Funds
c/o FIS TA Operations
4249 Easton Way, Suite 400
Columbus, OH 43219
PHONE: (800) 235-8396
32

How to Buy Shares

◼
Bank Wire
To add to your account or request a redemption by bank wire, visit the vcm.com website or call (800) 235-8396 for instructions. This helps to ensure that your account will be credited or debited promptly and correctly. Any commercial bank can transfer same-day funds by wire.
Although the transfer agent currently does not charge you for receiving same-day funds, it reserves the right to charge for this service in the future. Your bank may charge you for wiring same-day funds.
◼
Electronic Funds Transfer
Additional purchases on a regular basis may be deducted electronically from a bank account. To sign up for these services when opening an account, visit the vcm.com website or call (800) 235-8396 for assistance. Currently, the Fund does not charge a fee for electronic transfers, but it reserves the right to charge for this service in the future. Your originating bank may charge a fee for electronic transfers.
33

How to Exchange Shares and Class Conversions

There may be limits on the ability to exchange between certain Victory Funds. You can obtain a list of Victory Funds available for exchange by calling (800) 235-8396 or by visiting VictoryFunds.com
The shares of any class of a Fund may be exchanged for the shares of any other class offered by the Fund or the same class, or any other class, of any other Victory Funds, either through your investment professional or directly through the Fund, subject to the conditions described below:
◼
Exchanges are subject to any CDSC, minimum investment limitation, or eligibility requirements described in the applicable prospectus and SAI. You may be required to provide sufficient information to establish eligibility to exchange into a new share class.
◼
To exchange between Victory Funds, the other Victory Fund you wish to exchange into must be eligible for exchange with your Fund.
◼
Shares of the Victory Fund selected for exchange must be available for sale in your state of residence.
If you have questions about these, or any of the Fund’s other exchange policies, please consult your customer service representative or your Investment Professional before requesting an exchange.
Before exchanging, you should read the prospectus of the Fund you wish to exchange into, which may be subject to different risks, fees, and expenses.
Other Exchange Rules You Should Know
If you have opened an account directly with the Fund, you may make exchanges on vcm.com. After we receive the exchange orders, the Fund’s transfer agent will simultaneously process exchange redemptions and purchases at the share prices next calculated pursuant to the procedures set forth herein. See Effective Date of Purchase for additional information. The investment minimums applicable to share purchases also apply to exchanges.
If you hold shares of the Fund in an account with a financial intermediary or plan sponsor, the policies and procedures on an exchange may differ from those discussed in this Prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy, sell, or exchange shares of the Fund through a broker or other Investment Professional. For more information on these fees, check with your Investment Professional.
An exchange of Fund shares for shares of another Victory Fund constitutes a sale for tax purposes unless the exchange is made within an IRA or other tax-deferred account.
The Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. The Fund may terminate or modify the exchange privilege at any time upon 60 days’ notice to shareholders.
For information on how to exchange shares of a Fund that were purchased through your employer’s retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.
Other Conversions
Under certain circumstances, we may convert your (i) Institutional Shares to Fund Shares and (ii) Class A shares to Fund Shares or Institutional Shares, as applicable. The Fund will notify you before any such conversion occurs.
34

How to Exchange Shares and Class Conversions

The Fund also may provide for other conversion privileges from time to time under which a shareholder of the Fund may convert shares into another class of shares of the same Fund under certain circumstances, subject to approval by the Fund’s officers. For example, subject to approval by the Fund’s officers, a shareholder may convert shares of one class of the Fund held through an eligible advisory program into shares of another class of the Fund (if available) with a lower expense ratio, provided that following the conversion the shareholder meets applicable eligibility requirements for the class into which the shareholder seeks to convert (as described in this prospectus).
Pricing
When a conversion occurs, you receive shares of one class of a fund for shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs per share of the two share classes. A conversion between share classes of the same fund is a non-taxable event.
Conversions are not subject to the Fund's restrictions on short-term trading activity discussed under Excessive Short-Term Trading.
35

How to Sell Shares

Shareholders will receive a redemption price of the NAV per share next calculated after we receive the redemption request in “proper form” as provided under Effective Date of Purchase. If we receive the redemption request in proper form prior to the close of the NYSE’s regular trading session (generally 4 p.m. Eastern time), the redemption price will be the NAV per share calculated for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.
Under certain circumstances and when deemed to be in the Fund’s best interests, proceeds may not be sent to intermediaries for up to seven days after receipt of the redemption order.
There are a number of convenient ways to sell your shares.
If you have a direct account with the Fund, you may redeem Fund Shares on the Internet, by telephone, or by mail on any day the NAV per share is calculated. You can use the same mailing addresses listed under the section titled How to Buy Shares.
◼
By Internet
Log on to your account using vcm.com and place your redemption request.
◼
By Telephone
Call toll free (800) 235-8396 during normal business hours. You have the following options for receiving your redemption proceeds:
◼
Mail a check to the address of record;
◼
Wire funds to a previously designated domestic financial institution;
◼
Mail a check to a previously designated alternate address; or
◼
Electronically transfer your redemption via EFT to a previously designated domestic financial institution.
The Fund has undertaken certain authentication procedures regarding telephone transactions and will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.
◼
By Mail
Use the regular U.S. mail or overnight mail address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds.
◼
By Wire
If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call before the close of trading on the NYSE, your funds will be wired on the next business day.
◼
By Electronic Funds Transfer (“EFT”)
Normally, your redemptions will be processed on the same day, but will be processed on the next day if received after close of trading on the NYSE. It will be transferred by EFT as long as the transfer is to a domestic bank.
36

How to Sell Shares

Additional Information About Redemptions
The Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).
Under normal market conditions, the Fund typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. Under deteriorating market conditions or market stress, the Fund also may borrow to meet redemption requests. The Fund and the other Affiliated Funds are limited as to the amount that each may individually and collectively borrow in these circumstances. As a result, borrowings available to the Fund may be insufficient to satisfy Fund redemption requests. In addition, the Fund reserves the right to honor redemption orders wholly or partly with in-kind distributions of Fund portfolio securities instead of cash.
Fund Shares:
If you hold Fund Shares through an account directly with the Fund, the Fund typically expects to pay out redemption proceeds on the next business day after your order is received in proper form; however, it may take up to seven days to send your proceeds.
Payment for redemption of shares purchased by electronic funds transfer (“EFT”) or check will be sent after the EFT or check has cleared, which could take up to 30 days from the initial purchase date into the Fund and, for subsequent purchases into the Fund, seven business days from the purchase date.
If you choose to have your redemption proceeds mailed to you and either the U.S. Postal Service is unable to deliver the distribution check to you or the check remains outstanding for more than six months, the Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed redemption checks.
If you hold Fund Shares with a financial intermediary, please contact your financial intermediary regarding redemption policies. Normally, the Fund transmits proceeds to intermediaries for redemption orders that are received in proper form on the next business day after receipt.
Institutional Shares:
Institutional Shares typically expect to pay out redemption proceeds on the next business day after your order is received in proper form; however, it may take up to seven days to send your proceeds.
Class A and Class C Shares:
Check with your financial intermediary for its policies on redemptions. Class A and Class C shares purchased through a financial intermediary should be redeemed through the financial intermediary. The Fund typically expects to transmit proceeds to intermediaries for redemption orders received in proper form on the next business day after receipt.
Class R6 Shares:
Class R6 shares may be purchased or redeemed through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. Check with your financial intermediary or plan sponsor for its policies on redemptions. Normally, the Fund transmits proceeds to intermediaries and eligible institutional investors (foundations and endowments) for redemption orders received in proper form on the next business day after receipt.
For federal income tax purposes, a redemption of shares of the Fund is a taxable event, upon which you may recognize a capital gain or loss (unless you hold the shares of the Fund in a tax-deferred account or are a tax-exempt investor). A capital gain or loss is based on the difference between your basis in the redeemed shares and the proceeds you receive upon their redemption. See Important Information About Taxes for information regarding basis election and reporting.
37

Information About Fees

The Fund is comprised of multiple classes of shares. Each class shares the Fund's investment objective and investment portfolio. The classes have different fees, expenses, and/or minimum investment requirements. The difference in the fee structures between the classes is primarily the result of their separate arrangements for shareholder and distribution services and performance fee arrangements. It is not the result of any difference in the base investment management, custodial fee rate schedules, or other expenses related to the management of the Fund's assets, which do not vary by class. Shareholders of Class R6 shares do not require the same level of shareholder and administrative services from the Fund as shareholders of the other classes. In addition, the Fund does not pay any service, distribution, or administrative fees to financial intermediaries for Class R6 shares. As a result, the Class R6 shares pay lower fees. Different fees and expenses will affect performance.
Except as described below, the share classes have identical voting, dividend, liquidation, and other rights, preferences, terms, and conditions. The primary differences between the classes are: (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting that class; and (d) each class may have different purchase, exchange, and redemption privileges.
Distribution and Service Plans
In accordance with Rule 12b-1 under the Investment Company Act of 1940, the Trust has adopted a Distribution and Service plan for Class A and Class C shares.
Under the Class A Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.25% of its average daily net assets of its Class A shares. The fee is paid for general distribution services and for providing personal services to shareholders. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund’s shares.
Personal services to shareholders generally are provided by broker-dealers or other financial intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions, and changing account information.
Under the Class C Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of 1.00% of the average daily net assets of its Class C shares. Of this amount, 0.75% of the Fund’s Class C shares average daily net assets will be paid for general distribution services and for selling Class C shares. The Fund will pay 0.25% of its Class C shares average daily net assets to compensate financial institutions that provide personal services to Class C shareholders of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund's Class C shares. Personal services to shareholders generally are provided by broker-dealers or other financial intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.
Because Rule 12b-1 fees are paid out of the Fund’s assets and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For additional information about the Rule 12b-1 Plan and its terms, see Distribution and Service Plans in the SAI.
38

Information About Fees

Payments to Financial Intermediaries
Certain financial intermediaries perform recordkeeping, networking, administrative, sub-transfer agency, and shareholder services for their clients with respect to their investments in the Fund that otherwise would be performed by the Fund’s transfer agent or administrator and shareholder servicing agent.
In some circumstances, we, or one of our affiliates, will pay a financial intermediary for these services out of our own resources, including any profits from the advisory fees the Adviser receives from the Funds. In other circumstances, the Fund will pay a fee to the financial intermediary for performing those services. The Fund will not pay financial intermediaries more than it would pay its direct service providers for transfer agency, administration, and/or shareholder services. In cases where intermediary fees are higher due to differences in the services being provided or other factors, the additional amounts will be paid by us and/or the Distributor. In addition, these payments generally are based on either (1) a percentage of the average daily net assets of Fund shareholders’ accounts serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. The aggregate amount of these payments may be substantial.
In addition, we and the Fund's Distributor may make payments to intermediaries for various additional services, other expenses, and/or the financial intermediaries’ distribution of shares of the Fund. Such payments are sometimes referred to as “revenue sharing” and generally are negotiated with a financial intermediary on the basis of such factors as the number or value of shares of the Fund that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary.
We (and our affiliates) also may pay fixed fees for the listing of a Fund on a broker-dealer’s or financial intermediary’s system. Such payments are not considered to be revenue sharing payments.
The Fund does not pay any service, distribution, or administrative fees to financial intermediaries on Class R6 shares.
39

Distributions and Taxes

Dividends and Other Distributions
As a shareholder, you are entitled to your share of net income and capital gains on the Fund’s investments. The Fund passes its earnings along to investors in the form of dividends. Dividends paid by the Fund represent the net income from dividends and interest earned on investments after expenses. The Fund will distribute short-term gains, as necessary; and if the Fund makes a long-term capital gain distribution, it normally is paid once a year in December.
Buying a dividend. You should check the Fund's distribution schedule before you invest. If you buy shares of the Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

The Fund pays distributions of net investment income (“dividends”) monthly. The Fund may make additional distributions to shareholders, or may not make a distribution, when considered appropriate or necessary. For example, the Fund could make one or more additional distributions to avoid the imposition of any federal income or excise taxes, or it may not make a distribution to limit returns of capital.
Any distribution made by the Fund will reduce the NAV per share of the class by the amount of the distribution on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any distribution. Some or all distributions may be subject to taxes.
Distributions can be received in one of the following ways. Please check with your Investment Professional if you are unsure of which option is right for you.
Reinvestment Option
The Fund automatically reinvests all income dividends and capital gain distributions, if any, on a share class in additional shares of that class unless you request to receive those distributions in cash by way of check or by way of electronic funds transfer.
Directed Bank Account Option
When you choose to receive cash dividends by way of electronic funds transfer to your bank checking or savings account, we will send them to you after the distribution date each month. The share price will be the NAV per share of the class computed on the ex-distribution date.
Cash Option
If you elect to receive your distributions by check, and the distribution amount is $25 or less, the amount will automatically be reinvested in the Fund. Otherwise, a check will be mailed to you no later than seven days after the dividend payment date. If you choose to have your distribution proceeds mailed to you and either the U.S. Postal Service is unable to deliver the distribution check to you or the check remains outstanding for at least six months, the distribution option on your account will default to the reinvestment option as described above. The Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed distribution checks. The Fund will invest in your account any dividend or other distribution payment returned to the Fund by your financial institution at the current NAV per share.
Income Earned Option
You can automatically reinvest your dividends in additional Fund shares and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.
40

Distributions and Taxes

Directed Distributions Option
If you own shares in more than one Victory Mutual Fund, you may direct that dividends and/or capital gain distributions received from one Victory Mutual Fund be used to purchase shares automatically in the same class of another Victory Mutual Fund.
Important Information About Taxes
The tax information in this Prospectus is provided as general information. You should review the more detailed discussion of federal income tax considerations in the SAI and consult your tax adviser regarding the federal, state, local, or foreign tax consequences resulting from your investment in the Fund.

Treatment of the Fund
The Fund, which is treated as a separate corporation for federal tax purposes, has qualified for each past taxable year, and intends to continue to qualify, for treatment as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). By doing so, the Fund (but not its shareholders) is relieved of federal income tax on the part of its investment company taxable income and net capital gain, if any, that it distributes to its shareholders.
Shareholder Taxation
◼
Distributions that shareholders receive from the Fund generally are subject to federal income tax and may be subject to state and/or local taxes.
◼
Dividends and distributions of net short-term gains are taxable to you as ordinary income, whether received in cash or reinvested in additional shares of the Fund or another Victory Mutual Fund.
◼
A portion of the Fund’s dividends (which is not expected to be substantial) may qualify for (1) the 50% dividends-received deduction available to corporations, and (2) the lower maximum federal income tax rates applicable to “qualified dividend income” of individuals and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy certain holding period and other restrictions with respect to their shares of the Fund—a maximum of 15% for a single shareholder with taxable income not exceeding $545,500 ($613,700 for married shareholders filing jointly) and 20% for those individual shareholders with taxable income exceeding those respective amounts (which are effective for 2026 and will be adjusted for inflation annually thereafter).
◼
Regardless of the length of time you have held shares of the Fund, distributions of net capital gains that the Fund realizes are taxable to you as long-term capital gains, whether received in cash or reinvested in additional shares of the Fund, and are taxed to individual shareholders at the 15% and 20% tax rates described above.
◼
You may realize a capital gain or loss for federal income tax purposes on a redemption or an exchange (which is treated like a redemption for those purposes) of shares of the Fund. Your gain or loss is based on the difference, if any, between your basis in the redeemed (or exchanged) shares and the redemption proceeds (or the aggregate NAV of the shares of the fund into which you exchange) you receive. Any capital gain an individual shareholder recognizes on a redemption or exchange of his or her shares of the Fund that have been held for more than one year will qualify for the 15% and 20% tax rates.
◼
An individual shareholder is subject to a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally includes taxable distributions the Fund pays and net gains realized on the redemption or exchange of shares of the Fund, or (2) the excess of his or her “modified adjusted gross income” over $200,000 (or $250,000 if married and filing jointly). This tax is in addition to any other taxes due on that income.
41

Distributions and Taxes

◼
Your basis in shares of the Fund that you acquired after December 31, 2011 (“Covered Shares”) will be determined in accordance with the Fund’s default method, which is average basis, unless you affirmatively elect in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method you elect (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.
◼
You should consult with your tax adviser to determine the best IRS-accepted basis determination method.
◼
The Fund may provide estimated capital gain distribution information through the website at vcm.com.
◼
Tax statements will be mailed from the Fund by mid-February showing the amounts and tax status of distributions made to you in the prior calendar year.
◼
Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.
◼
You should review the more detailed discussion of federal income tax considerations in the SAI and consult your tax adviser regarding the federal, state, local, or foreign tax consequences resulting from your investment in the Fund.
Foreign Taxes
Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes foreign countries and U.S. possessions impose (“foreign taxes”) that would reduce the yield and/or total return on its investments. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes; however, many foreign countries do not impose taxes on capital gains with respect to investments by foreign investors.
If more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the IRS (“Foreign Election”) that would permit you to take a credit (or a deduction) for foreign taxes the Fund pays. If the Foreign Election is made, you would include in your gross income both dividends you received from the Fund and the amount of your proportionate share of those foreign taxes and would be entitled to a credit against your federal income tax, subject to the limitations set forth in the Code with respect to the foreign tax credit generally. Alternatively, you could, if it were to your advantage, treat the foreign taxes paid by the Fund as an itemized deduction in computing your taxable income rather than as a tax credit. The Fund has made the Foreign Election in one or more previous taxable years, and it is anticipated that certain Affiliated Funds will make the Foreign Election for their current taxable year. If the Fund does so, it will report to you shortly after each year your share of the foreign taxes it paid and its foreign-source income.
42

Distributions and Taxes

Taxpayer Identification and Backup Withholding
◼
Each shareholder named on an account with us must provide a Social Security number or other taxpayer identification number to avoid “backup” tax withholding required by the Code.
◼
Federal law requires the Fund to withhold and remit to the U.S. Treasury 24% of (1) dividends, capital gain distributions, and proceeds of redemptions, regardless of the extent to which gain or loss may be realized, otherwise payable to any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any individual shareholder who underreports dividend or interest income or fails to certify that he or she is not subject to backup withholding.
◼
Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded. To avoid this withholding, you must certify on your application, or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you currently are not subject to backup withholding.
43

Important Fund Policies and Other Information

Share Price Calculation
The price at which you purchase and redeem shares of the Fund is equal to the NAV per share calculated on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of the Fund’s assets (i.e., the value of its investments and other assets), deducting liabilities, and dividing by the number of shares outstanding. Shares of the Fund may be purchased and sold at the NAV per share without a sales charge. The Fund’s NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.
NAV=	Total Assets - Liabilities
Number of Shares Outstanding
Valuation of Securities
The Adviser, acting as the Valuation Designee, has established a Pricing and Liquidity Committee (the “Committee”); and subject to the Board’s oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.
Equity securities, including ETFs, except as otherwise noted, traded primarily on domestic securities exchanges or the over-the-counter markets, are valued at the last sale price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the closing bid price generally is used for U.S.-listed equities and the average of the bid and ask prices is used for foreign listed equities.
Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund’s NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund’s NAV is calculated will not need to be reflected in the value of the Fund’s foreign securities. However, we will monitor for events that would materially affect the value of the Fund’s foreign securities. If we determine that a particular event would materially affect the value of the Fund’s foreign securities, then the Committee will consider such available information that we deem relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.
Debt securities are valued each business day by a pricing service (the “Service”) approved by the Adviser as Valuation Designee. The Service uses an evaluated bid or the last sales price to price securities when, in the Service’s judgment, these prices are readily available and are representative of
44

Important Fund Policies and Other Information

the securities’ market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.
Short-term debt securities with original or remaining maturities of 60 days or less generally may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.
Repurchase agreements are valued at cost.
Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day.
Futures contracts are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the values are based upon the settlement price on the prior trading date.
Options contracts are valued at the mean of the last bid and ask prices. Options on futures are valued at the settlement price determined by the applicable exchange.
In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith, at fair value, by the Committee in accordance with valuation procedures approved by the Adviser as Valuation Designee. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund’s NAV to be more reliable than it otherwise would be.
Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.
For additional information on how securities are valued, see Valuation of Securities in the Fund's SAI.
Customer Identification Program
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.
As a result, the Fund must obtain the following information for each person who opens a new account:
◼
Name;
◼
Date of birth (for individuals);
◼
Residential or business street address (although post office boxes are still permitted for mailing); and
◼
Social security number, taxpayer identification number, or other identifying number.
You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal
45

Important Fund Policies and Other Information

law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.
Statements and Reports
You will receive a periodic statement reflecting any transactions that affect the balance or registration of Fund shares in your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account’s statements. Share certificates are not issued. Twice a year, you will receive a financial report of the Fund. By February 15th of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.
The Fund will report information to you annually concerning the tax status of your dividends and other distributions for federal income tax purposes. In addition, the Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. You should consult with your tax adviser to obtain more information about how the basis reporting law applies to you.
Shareholder Communications
In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, each household will receive a single copy of the Fund’s most recent shareholder reports, proxy statements, prospectuses, and their supplements, unless you have instructed us to the contrary. This eliminates duplicate copies and saves paper and postage costs for the Fund. However, if you would like to receive individual copies, please contact us; and they will be delivered promptly.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI, which is available upon request and on the Fund’s website at VictoryFunds.com.
IRA Distribution Fee
The Fund may apply a distribution fee to all full IRA distributions, except for those due to death, disability, or divorce. Partial IRA distributions are not charged a distribution fee.
Account Balance
Victory Capital Transfer Agency, Inc., the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/UTMA account; (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in Affiliated Funds; and (5) all IRAs (for the first year the account is open). The fee is not currently being assessed. The Fund will provide advance notice in the event it is assessed in the future.
46

Important Fund Policies and Other Information

Excessive Short-Term Trading
The Funds generally are not intended as short-term investment vehicles (except for the money market funds, Victory Short-Term Bond Fund, Victory Ultra Short-Term Bond Fund, and Victory Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as “market timing.”
Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the Funds can deter all excessive and short-term trading, the Board has adopted the following policies (except for the money market funds, Victory Short-Term Bond Fund, Victory Ultra Short-Term Bond Fund, and Victory Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing bona fide investors.
To deter such trading activities, the Funds’ policies and procedures state that:
◼
Each Fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.
◼
Each Fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by the Fund. Fair value pricing is used to adjust for “stale pricing” that may occur between the close of certain foreign exchanges or markets and the time when the Fund calculates its NAV per share. The use of fair value pricing is intended to deter investors who may be trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in a Fund using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a Fund’s NAV.
The Funds’ Right to Reject Purchase and Exchange Orders and Limit Trading in Accounts
The Funds’ main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons with a history of three short-term transactions within 90 days or less are suspected of market timing and the shareholder’s trading privileges (other than redemption of Fund shares) will be suspended. The Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, each Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund. For this purpose, a short-term transaction is a purchase or redemption of a Fund and, as applicable, a subsequent redemption or purchase of the same Fund, or an exchange of all or part of that same Fund.
The following transactions are exempt from the excessive short-term trading activity policies described above:
◼
Transactions in the money market funds, Victory Short-Term Bond Fund, Victory Ultra Short-Term Bond Fund, and Victory Tax Exempt Short-Term Fund;
◼
Purchases and sales pursuant to automatic investment or withdrawal plans;
◼
Purchases and sales made through Victory Capital 529 Education Savings Plan;
◼
Purchases and sales made in certain separately managed accounts in wrap fee programs;
◼
Purchases and sales by the Victory Target Retirement Funds, Victory Cornerstone Conservative
47

Important Fund Policies and Other Information

Fund, and/or Victory Cornerstone Equity Fund; and
◼
Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.
If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular Fund or all of the Funds.
The Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading. The Funds or the transfer agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.
The Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase shares of a Fund through financial intermediaries that establish omnibus accounts to invest in the Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The Funds subject to the short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the Funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or Funds will review net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.
We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary’s policies are determined by us to be at least as stringent as the Funds’ policy. For shares purchased through financial intermediaries there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.
Because of the increased costs to review underlying trading information, the Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.
Other Fund Rights
The Fund reserves the right to:
◼
Reject or restrict purchase or exchange orders when in the best interest of the Fund;
◼
Limit or discontinue the offering of shares of the Fund without notice to the shareholders;
◼
Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;
◼
Redeem some or all of its shares in kind when in the best interest of the Fund;
48

Important Fund Policies and Other Information

◼
Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);
◼
Redeem an account with less than $500, with certain limitations;
◼
Restrict or liquidate an account when necessary or appropriate to comply with federal law; and
◼
Discontinue or otherwise limit the opening of accounts with us.
Additional Information
The Trust enters into contractual arrangements with various parties, including, among others, the Fund's adviser, transfer agent, and distributor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust or the Fund.
This Prospectus provides information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. Neither this Prospectus nor the related SAI is intended to be, or should be read to give rise to, an agreement or contract between the Trust or the Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.
49

Financial Highlights

The following financial highlights tables are intended to help you understand the Fund's and relevant share classes' financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund Shares, Institutional Shares, and Class R6 shares (assuming reinvestment of all income dividends and capital gain distributions).
The information has been derived from financial statements audited by Cohen & Company, Ltd., an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund’s Form N-CSR, which is available upon request. Information for the fiscal periods ended prior to April 30, 2025, was audited by the Fund’s former independent registered public accounting firm.
50

Victory High Income Fund
	Fund Shares
For a Share Outstanding Throughout Each Period	Year Ended 4/30/26	Year Ended 4/30/25	Year Ended 4/30/24	9 Months Ended 4/30/23(a)	Year Ended 7/31/22	Year Ended 7/31/21
Net Asset Value, Beginning of Period	$6.79	$6.76	$6.71	$6.91	$7.92	$7.44
Investment Activities:
Net investment income (loss)(b)	0.47	0.50	0.52	0.33	0.37	0.39
Net realized and unrealized gains (losses)	0.07	0.03	0.05	(0.20)	(1.00)	0.47
Total from Investment Activities	0.54	0.53	0.57	0.13	(0.63)	0.86
Distributions to Shareholders from:
Net investment income	(0.48)	(0.50)	(0.52)	(0.33)	(0.38)	(0.38)
Total Distributions	(0.48)	(0.50)	(0.52)	(0.33)	(0.38)	(0.38)
Net Asset Value, End of Period	$6.85	$6.79	$6.76	$6.71	$6.91	$7.92
Total Return(c),(d)	8.15%	8.01%	8.78%	2.00%	(8.17)%	11.84%
Ratios to Average Net Assets:
Net Expenses(e),(f)	0.82%	0.79%	0.81%	0.78%	0.75%	0.75%
Net Investment Income (Loss)(e)	6.82%	7.35%	7.69%	6.53%	4.93%	5.01%
Gross Expenses(e),(f)	0.82%	0.79%	0.81%	0.79%	0.75%	0.75%
Supplemental Data:
Net Assets at end of period (000's)	$700,366	$711,083	$742,382	$747,751	$782,254	$962,971
Portfolio Turnover(c),(g)	77%	61%	58%	60%	35%	30%
(a)
Effective April 30, 2023, the Fund’s fiscal year-end changed from July 31 to April 30.
(b)
Per share net investment income (loss) has been calculated using the average daily shares method.
(c)
Not annualized for periods less than one year.
(d)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.
(e)
Annualized for periods less than one year.
(f)
Does not include acquired fund fees and expenses, if any.
(g)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
51

Victory High Income Fund

	Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended 4/30/26	Year Ended 4/30/25	Year Ended 4/30/24	9 Months Ended 4/30/23(a)	Year Ended 7/31/22	Year Ended 7/31/21
Net Asset Value, Beginning of Period	$6.78	$6.75	$6.70	$6.90	$7.91	$7.43
Investment Activities:
Net investment income (loss)(b)	0.48	0.51	0.52	0.33	0.38	0.39
Net realized and unrealized gains (losses)	0.07	0.02	0.05	(0.19)	(1.00)	0.48
Total from Investment Activities	0.55	0.53	0.57	0.14	(0.62)	0.87
Distributions to Shareholders from:
Net investment income	(0.49)	(0.50)	(0.52)	(0.34)	(0.39)	(0.39)
Total Distributions	(0.49)	(0.50)	(0.52)	(0.34)	(0.39)	(0.39)
Net Asset Value, End of Period	$6.84	$6.78	$6.75	$6.70	$6.90	$7.91
Total Return(c),(d)	8.23%	8.12%	8.89%	2.11%	(8.08)%	11.93%
Ratios to Average Net Assets:
Net Expenses(e),(f)	0.76%	0.70%	0.72%	0.64%	0.64%	0.67%
Net Investment Income (Loss)(e)	6.87%	7.43%	7.78%	6.65%	5.00%	5.08%
Gross Expenses(e),(f)	0.77%	0.72%	0.73%	0.66%	0.65%	0.68%
Supplemental Data:
Net Assets at end of period (000's)	$258,559	$290,512	$278,069	$264,669	$317,913	$801,226
Portfolio Turnover(c),(g)	77%	61%	58%	60%	35%	30%
(a)
Effective April 30, 2023, the Fund’s fiscal year-end changed from July 31 to April 30.
(b)
Per share net investment income (loss) has been calculated using the average daily shares method.
(c)
Not annualized for periods less than one year.
(d)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.
(e)
Annualized for periods less than one year.
(f)
Does not include acquired fund fees and expenses, if any.
(g)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
52

Victory High Income Fund

	Class R6
For a Share Outstanding Throughout Each Period	Year Ended 4/30/26	Year Ended 4/30/25	Year Ended 4/30/24	9 Months Ended 4/30/23(a)	Year Ended 7/31/22	Year Ended 7/31/21
Net Asset Value, Beginning of Period	$6.79	$6.76	$6.71	$6.91	$7.92	$7.43
Investment Activities:
Net investment income (loss)(b)	0.49	0.51	0.53	0.34	0.41	0.40
Net realized and unrealized gains (losses)	0.06	0.03	0.05	(0.20)	(1.00)	0.49
Total from Investment Activities	0.55	0.54	0.58	0.14	(0.59)	0.89
Distributions to Shareholders from:
Net investment income	(0.49)	(0.51)	(0.53)	(0.34)	(0.42)	(0.40)
Total Distributions	(0.49)	(0.51)	(0.53)	(0.34)	(0.42)	(0.40)
Net Asset Value, End of Period	$6.85	$6.79	$6.76	$6.71	$6.91	$7.92
Total Return(c),(d)	8.31%	8.16%	8.90%	2.19%	(7.65)%	12.25%
Ratios to Average Net Assets:
Net Expenses(e),(f)	0.67%	0.65%	0.68%	0.56%	0.22%	0.58%
Net Investment Income (Loss)(e)	7.00%	7.46%	7.85%	6.75%	5.51%	5.25%
Gross Expenses(e),(f)	1.59%	1.83%	2.17%	3.06%	4.07%	0.92%
Supplemental Data:
Net Assets at end of period (000's)	$1,633	$2,116	$1,293	$774	$763	$463
Portfolio Turnover(c),(g)	77%	61%	58%	60%	35%	30%
(a)
Effective April 30, 2023, the Fund’s fiscal year-end changed from July 31 to April 30.
(b)
Per share net investment income (loss) has been calculated using the average daily shares method.
(c)
Not annualized for periods less than one year.
(d)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.
(e)
Annualized for periods less than one year.
(f)
Does not include acquired fund fees and expenses, if any.
(g)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
53

54

55

56

40046-0926
By mail:
Victory Funds
P.O. Box 182903
Columbus, OH 43218-2903

P.O. Box 182903
Columbus, OH 43218-2903
Statement of Additional Information (“SAI”): A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference into this Prospectus, which means it is legally part of the prospectus.
Annual/Semi-Annual Reports and Form N-CSR: The Fund's annual and semi-annual reports to shareholders and Form N-CSR contain more information about the Fund's investments. The annual shareholder report also includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal period. The Fund's Form N-CSR filings contain the Fund's annual and semi-annual financial statements.
How to Obtain Information: You may obtain a free copy of the SAI, annual and semi-annual reports and other information such as Fund financial statements and ask questions about the Fund or your accounts, online at VictoryFunds.com, by contacting the Fund at the following address or telephone number, or by contacting your financial intermediary.
By telephone:
Call Victory Funds at
(800) 235-8396
You also can obtain information about the Fund (including the SAI, other reports, and other information such as Fund financial statements) from the SEC on the SEC’s EDGAR database at sec.gov or, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov
Investment Company Act File No. 811-7852

September 1, 2026
Prospectus
Victory Income Fund
Fund Shares	Institutional Shares	Class A	Class C	Class R6
USAIX	UIINX	UINCX	—	URIFX
The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
vcm.com
(800) 235-8396

Victory Income Fund Summary
Investment Objective
The Victory Income Fund (the “Fund”) seeks maximum current income without undue risk to principal.
Fund Fees and Expenses
The tables below describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in one or more Victory Funds. More information about these and other discounts is available under Investing with the Victory Funds on page 22 of the Fund’s prospectus, in Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries, and from your financial intermediary.
Shareholder Fees
(paid directly from your investment)
	Fund Shares	Institutional Shares	Class A	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	2.25%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of purchase or sale price)	None	None	None[1]	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees[2]	0.30%	0.31%	0.29%	0.28%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%	0.25%	0.00%
Other Expenses	0.28%	0.22%	0.32%	0.20%
Total Annual Fund Operating Expenses	0.58%	0.53%	0.86%	0.48%
Fee Waiver/Expense Reimbursement[3]	0.00%	0.00%	(0.04)%	(0.05)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[3]	0.58%	0.53%	0.82%	0.43%
1
A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $250,000 or more that are redeemed within 18 months of purchase. For additional information, see the section titled Choosing a Share Class.
2
The management fee is comprised of a base fee (which is equal to an annualized rate of 0.24% of the Fund’s average daily net assets) and a performance adjustment. The performance adjustment is calculated separately for each share class on a monthly basis and is added to or subtracted from the base fee depending upon the performance of the respective share classes relative to the Lipper A Rated Bond Funds Index. Assets and performance are each measured over a rolling 36-month period. The annual adjustment rate ranges from +/- 0-6 basis points (a basis point is 1/100th of a percentage point) of average daily net assets depending on the level of over/under-performance. The performance adjustment reflected in the management fee may differ from the over/under annual adjustment rate due to differences in average net assets for the fiscal reporting period and rolling 36-month performance period. See Organization and Management of the Fund section for a description of the performance adjustment.
3
Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual fund operating expenses (excluding certain items such as performance fee adjustments, acquired fund fees and expenses, if any, interest, taxes, brokerage commissions, capitalized expenses, and other extraordinary expenses) do not exceed an annual rate of 0.52%, 0.46%, 0.77%, and 0.39% of the Fund Shares, Institutional Shares, Class A, and Class R6, respectively, through at least August 31, 2027. The Adviser is permitted to recoup management fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. The amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund’s management fee. This agreement may only be terminated by the Fund’s Board of Trustees.
1

Victory Income Fund Summary
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or continue to hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Fund Shares	$59	$186	$324	$726
Institutional Shares	$54	$170	$296	$665
Class A	$307	$489	$687	$1,258
Class R6	$44	$149	$264	$599
The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the most recent fiscal year, the Fund's portfolio turnover rate was 17% of the average value of its portfolio.
Principal Investment Strategy
The Fund invests its assets primarily in U.S. dollar-denominated fixed-income securities that have been selected for their high yields relative to the risk involved. The fixed-income securities in which the Fund invests include obligations of U.S., state, and local governments, and their agencies and instrumentalities; mortgage- and asset-backed securities; corporate debt securities; and repurchase agreements. The Fund also may invest in income-producing common stock, preferred securities, and other securities believed to have debt-like characteristics.
The Fund may invest up to 65% of its assets in corporate bonds. The Fund may invest up to 20% of its assets in foreign securities, including non-dollar-denominated securities and emerging markets securities. The Fund will invest primarily in investment-grade securities but also may invest up to 10% of its net assets in below-investment-grade securities, which are sometimes referred to as high-yield or “junk” bonds. Investment-grade securities include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as securities rated or subject to a guarantee that is rated in one of the four highest credit grades by a public rating agency (or of equivalent quality if not publicly rated). Such securities are measured at the time of purchase.
The Fund may use derivatives, such as futures, options, and swaps, to increase or decrease its exposure to changing security prices or other factors that affect security values, to seek to enhance income, to protect the value of portfolio securities, or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.
2

Victory Income Fund Summary
Principal Risks
The Fund’s investments are subject to the following principal risks:
General Market Risk – Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, imposition of tariffs, sanctions against a particular foreign country, its nationals, businesses or industries, and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes may add to instability in global economies and markets generally and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.
Debt Securities Risk – The value of a debt security or other income-producing security changes in response to various factors including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. Other factors that may affect the value of debt securities include, among others, economic conditions, market events, public health crises, and responses by governments and companies to such developments. These and other events may affect the creditworthiness of the issuer of a debt security and may impair an issuer’s ability to timely meet its debt obligations as they come due.
Interest Rate Risk – The Fund is subject to the risk that the market value of the bonds in its portfolio will fluctuate because of changes in interest rates, changes in the supply of and demand for debt securities, and other market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Generally, the longer the duration of a bond, the greater its sensitivity is to interest rates. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations. The ability of an issuer of a debt security to repay principal prior to a security’s maturity can increase the security’s sensitivity to interest rate changes.
Decisions by the U.S. Federal Reserve (also known as the “Fed”) regarding interest rate and monetary policy, which can be difficult to predict and sometimes change direction suddenly in response to economic and market events, can have a significant effect on the value of fixed-income securities as well as the overall strength of the U.S. economy. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. As a result, the value of fixed-income securities may vary widely under certain market conditions.
Credit Risk – The fixed-income securities in the Fund's portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor’s return. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk.
High-Yield/Junk Bond Risk – Fixed-income securities rated below investment grade, also known as “junk” or high-yield bonds, generally entail greater economic, credit, and liquidity risk than investment-grade securities. Their prices may be more volatile, especially during economic downturns, financial setbacks, or liquidity events. High-yield securities also can involve a substantially greater risk of default than higher quality debt securities, and their values can decline significantly over short and longer periods of time.
3

Victory Income Fund Summary
Equity Securities Risk – The values of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general market, economic, and political conditions, and other factors. A company’s earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, tariffs, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or may last for extended periods. Equity securities have the lowest priority, and the greatest risk, with respect to dividends and any liquidation payments in the event of an issuer’s bankruptcy.
Foreign Securities Risk – Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Global markets, or those in a particular region, may all react in similar fashion to important political, economic, or other developments. Events and evolving conditions in certain economies or markets, including with respect to tariffs or sanctions, may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile.
Emerging Markets Risk – Foreign securities risk can be particularly heightened because investments in emerging market countries generally are more volatile than investments in developed markets. Emerging market countries are less economically diverse and mature than more developed countries and tend to be politically less stable. The governments of emerging market countries may be more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. In addition, the economies of emerging market countries may be dependent on relatively few industries that are more susceptible to local and global changes. Emerging market countries may also have less developed legal and accounting systems, and their legal systems may deal with issuer bankruptcies and defaults differently than U.S. law would.
Liquidity Risk – Market developments and other factors, including changes in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets. Heavy redemptions of fixed-income mutual funds and decreased liquidity from fixed-income securities could hurt the Fund’s performance. In addition, significant securities market disruptions, including economic, financial and public health crises, may lead to dislocation in the market for a variety of fixed-income securities (including municipal obligations), which can decrease liquidity and sharply reduce returns. Changes in government or central bank monetary policy may have a substantial and immediate impact on interest rates, which could result in losses to the Fund.
Prepayment and Extension Risk – Mortgage-backed securities make regularly scheduled payments of principal along with interest payments. In addition, mortgagors generally have the option of paying off their mortgages without penalty at any time. For example, when a mortgaged property is sold, the old mortgage is usually prepaid. Also, when interest rates fall, the mortgagor may refinance the mortgage and prepay the old mortgage. A homeowner’s default on the mortgage also may cause a prepayment of the mortgage. This unpredictability of the mortgage’s cash flow is called prepayment risk. For the investor, prepayment risk usually means that principal is received at the least opportune time. For example, when interest rates fall, homeowners may find it advantageous to refinance their mortgages and prepay principal. In this case, the investor is forced to reinvest the principal at the current lower rate. On the other hand, when interest rates rise, homeowners generally will not refinance their mortgages and prepayments will fall. This causes the average life of the mortgage to extend and be
4

Victory Income Fund Summary
more sensitive to interest rates, which is called extension risk. In addition, the amount of principal the investor has to invest in these higher interest rates is reduced.
U.S. Government Sponsored Enterprises (“GSEs”) Risk – While mortgage-backed securities, the value of which may be impacted by factors affecting the housing market, and other securities issued by certain GSEs, such as the Government National Mortgage Association (“Ginnie Mae”), are supported by the full faith and credit of the U.S. government, securities issued by other GSEs are supported only by the right of the GSE (including the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal National Mortgage Association (“Fannie Mae”)) to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs’ obligations, or by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. If such a GSE were to default on its obligations, the Fund might not be able to recover its investment.
Reference Rate Transition Risk – The terms of many floating rate loans and other instruments were previously tied to the London Interbank Offered Rate (“LIBOR”), which functioned as a reference rate or benchmark for these instruments but was discontinued as a floating rate benchmark after June 30, 2023. The LIBOR discontinuation may adversely affect the financial markets generally and the Fund’s operations, finances, and investments specifically. There is no assurance that proposed replacement rates will be suitable substitutes for LIBOR, and thus the substitution of such rates for LIBOR could have an adverse effect.
Management Risk – The Fund is actively managed, and the investment techniques and risk analyses used by the Fund’s portfolio managers may not produce the desired results.
Derivatives Risk – The Fund may invest in futures, options, and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, ETFs, or currency to which it relates; the risk that the use of derivatives may not have the intended effects and may result in losses, underperformance, or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund’s market exposure, magnify investment risks and losses, and cause losses to be realized more quickly. There is no guarantee that derivative techniques will be employed or that they will work as intended, and their use could lower returns or even result in losses to the Fund. In addition, current regulations may limit the Fund’s ability to invest in derivatives.
Large Shareholder Risk – The actions by one large shareholder or multiple shareholders acting simultaneously may have an impact on the Fund and, therefore, indirectly on other shareholders. Shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.
Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. By itself, the Fund does not constitute a complete investment plan. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.
An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
5

Victory Income Fund Summary
Investment Performance
The following bar chart and table are intended to help you understand some indication of the risks of investing in the Fund. The bar chart illustrates the Fund Shares' volatility by showing how performance has varied from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the share classes for the periods indicated compared to those of the Fund's regulatory broad-based securities market index and an additional index of funds with similar investment objectives. We assume reinvestment of dividends and distributions.
Performance data for the classes varies based on differences in their fee and expense structures and reflects any expense limitations in effect during the periods shown. Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. The Fund’s most current performance information is available on the Fund’s website at vcm.com or by calling (800) 235-8396. Effective June 29, 2020, the Fund’s Adviser Shares were redesignated Class A shares, subject to a front-end sales load and different fees and expenses. Performance of the Class A shares, therefore, is that of the Adviser Shares restated to reflect the sales load applicable to Class A shares, but not any differences in the fees and expenses.
Calendar Year Returns for Fund Shares

15%
10%
5%
0%
-5%
-10%
-15%
-20%
5.84%
5.66%
-1.37%
11.07%
8.18%
0.39%
-13.39%
7.13%
3.33%
7.10%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter	7.21%	June 30, 2020
Lowest Quarter	-6.08%	March 31, 2022

Year-to-date return	1.02%	June 30, 2026
6

Victory Income Fund Summary

Average Annual Total Returns (For the Periods Ended December 31, 2025)	1 Year	5 Years	10 Years (or Life of Class)
FUND SHARES Before Taxes	7.10%	0.61%	3.17%
FUND SHARES After Taxes on Distributions	5.33%	-0.94%	1.61%
FUND SHARES After Taxes on Distributions and Sale of Fund Shares	4.18%	-0.18%	1.79%
INSTITUTIONAL SHARES Before Taxes	7.16%	0.66%	3.22%
CLASS A Before Taxes	4.40%	-0.10%	2.68%
CLASS R6 Before Taxes	7.17%	0.73%	3.08%[1]
Indices
Bloomberg U.S. Aggregate Bond Index reflects no deduction for fees, expenses, or taxes	7.30%	-0.36%	2.01%
Lipper A Rated Bond Funds Index reflects no deduction for taxes	7.14%	-0.72%	2.94%
1
Inception date of Class R6 is December 1, 2016.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (“IRA”) or 401(k) plan, the after-tax returns shown in the table are not relevant to you. Please note that after-tax returns are shown only for the Fund Shares and may differ for each share class.
Management of the Fund
Investment Adviser
Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser.
The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. The portfolio managers primarily responsible for the day-to-day management of the Fund are members of the Adviser’s Victory Income Investors investment franchise.
Portfolio Management
	Title	Tenure with the Fund
James F. Jackson Jr., CFA	Chief Investment Officer, Head of Fixed Income Portfolio Management, and Senior Portfolio Manager	Since 2019
Brian W. Smith, CFA, CPA	Senior Portfolio Manager	Since 2013
Kurt Daum, J.D.	Senior Portfolio Manager	Since 2016
R. Neal Graves, CFA, CPA	Senior Portfolio Manager	Since 2019
7

Victory Income Fund Summary
Purchase and Sale of Fund Shares
Investment Minimums	Fund Shares	Institutional Shares	Class A	Class R6
Minimum Initial Investment	$3,000	$1,000,000	$2,500	None
Minimum Subsequent Investments	$50	None	$50	None
You may purchase or sell Fund Shares on any business day through vcm.com or by telephone at (800) 235-8396. You also may purchase or sell Fund Shares through certain other financial intermediaries. If you have opened an account directly with the Fund, you also may purchase and sell Fund Shares by mail at P.O. Box 182903, Columbus, OH 43218-2903. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Institutional Shares are not offered for sale directly to the general public. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.
For Class A shares, a $1,000 minimum initial purchase amount and a $50 minimum subsequent purchase amount apply for Individual Retirement Accounts (“IRAs”), gift/transfer to minor accounts, and purchases through automatic investment plans.
Certain broker-dealers and other financial intermediaries (such as a bank) may establish higher or lower minimum initial and subsequent investment amounts to which you may be subject if you invest through them.
Class R6 shares are available through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. Class R6 shares also are available to eligible investors as described in the prospectus. Please contact your plan administrator or recordkeeper to purchase or sell (redeem) shares from your retirement plan.
When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value (“NAV”) after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.
Tax Information
The Fund intends to make distributions that generally will be taxed to you as ordinary income or long-term capital gains, unless you are a tax-exempt investor or you invest through an IRA, 401(k) plan, or other tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions for investments in all share classes except the Class R6 shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.
8

Additional Fund Information

Victory Capital Management Inc., which we refer to as the “Adviser” throughout the Prospectus, manages the Fund.
The Fund is managed by the Adviser who also manages other funds, each having distinct investment management objectives, strategies, risks, and policies. Together, these funds are referred to in this Prospectus as the “Victory Funds” or, more simply, the “Funds.”
The Fund seeks maximum current income without undue risk to principal. The Fund’s Board of Trustees (the “Board”) may change the investment objective without shareholder approval. The Fund will provide shareholders notice of any such change.
The Fund invests its assets primarily in U.S. dollar-denominated fixed-income securities that have been selected for their high yields relative to the risk involved. The Fund may invest up to 65% of its assets in corporate bonds and up to 20% of its assets in foreign securities, including non-dollar- denominated securities and emerging markets securities. The Fund will invest primarily in investment-grade securities but also may invest up to 10% of its net assets in below-investment-grade securities. The Fund also may invest in other securities believed to have debt-like characteristics.
The Fund may consider various non-financial factors, where applicable, through quantitative models or qualitative assessments, including, for example, third-party sustainability ratings or governance and risk-related factors. Any consideration of such factors is only one part of the investment process and may have little to no weight on investment decisions, whether on an individual security basis or in the context of overall portfolio construction.
The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies as a response to adverse market, economic, political, or other conditions. The effect of taking such a temporary defensive position is that the Fund may not achieve its investment objective.
Victory Income Investors
We search for securities that represent value at the time of purchase given current market conditions. For fixed-income securities, value is a combination of yield, credit quality, structure (maturity, coupon, redemption features), and liquidity. We recognize value by analyzing the interaction of these factors among the securities available in the market. We will sell a security if we believe that it no longer represents value. This can occur through an increase in risk, an increase in price, or a combination of the two. We may also sell a security if we are forced by market factors to raise money, or if we determine that an attractive replacement security is available. For equity securities, we select individual dividend-paying stocks when their dividend yields are close to bond yields, which implies undervaluation. We will sell such securities when their yields return to a normal relationship versus bonds through price appreciation.
9

Investments

The following describes the types of securities the Fund may purchase under normal market conditions to achieve its principal investment strategy. The Fund may not necessarily buy all of the securities listed below.
Below-Investment-Grade Securities
Below-investment-grade securities, sometimes referred to as high-yield or “junk” bonds, are considered speculative and are subject to significant credit risk because they are believed to represent a greater risk of default than more creditworthy investment-grade securities. These lower-quality securities generally have less interest rate risk and higher credit risk than higher-quality securities. At the same time, the volatility of below-investment-grade securities historically has been less than that of the equity market as a whole. Below-investment-grade securities also may be less liquid than investment-grade securities.
Bonds
A debt instrument representing the contractual obligation of an issuer to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) on a specified date. Bonds may be issued in a variety of forms and by different types of issuers, such as:
◼
Corporate debt securities – Bonds and other debt instruments issued by corporations and similar entities.
◼
Obligations of U.S., state, and local governments, their agencies and instrumentalities – In general, the debt obligations (of which some, but not all, are supported by the taxing power of the government) of certain governmental entities.
◼
Mortgage- and asset-backed securities – Generally, securities representing a pool of mortgages or other expected streams of payments, such as credit card receivables or automobile loans, which are packaged together and sold to investors who then are entitled to the payments of interest and principal. Types of mortgage-backed securities in which the Fund may invest include, but are not limited to, collateralized mortgage obligations (“CMO”), commercial mortgage-backed securities (“CMBS”), and interest-only CMBS.
Derivatives
The Fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies, or securities), including futures contracts, options contracts, and swaps, to manage its exposure to changes in securities prices and foreign currencies, in an effort to enhance income, and to protect the value of portfolio securities. The Fund also may use derivatives in circumstances where the portfolio managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.
Income-Producing Common Stock
Stocks that offer regular and steady income, usually in the form of dividends, over a period of time with low exposure to risk.
Investment-Grade Securities
Securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as securities rated or subject to a guarantee that is rated in one of the four highest credit grades by a public rating agency (or of equivalent quality if not publicly rated). Such securities are measured at the time of purchase.
10

Investments

Non-Dollar-Denominated Foreign Securities
Securities (including debt and equity securities) issued in foreign markets and denominated in foreign currencies.
Preferred Stocks
An equity security of a company with a specified dividend that may or may not fluctuate. Preferred stocks rank after bonds and before common stocks in claims on income for dividend payments and on assets should the company be liquidated.
Repurchase Agreements
A transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller at an agreed upon price on an agreed upon date, the resale price of which reflects the purchase price plus an agreed upon market rate of interest.
Additional Fund Strategies. The Adviser may use other types of investment strategies in pursuing the Fund's overall investment objective. The following describes the investment technique the Adviser may employ that is not considered to be a part of the Fund's principal investment strategies. Additional securities and techniques are described in the Fund's SAI.
Securities Lending
To enhance the return on its portfolio, the Fund may lend portfolio securities to brokers, dealers, and financial institutions to realize additional income under guidelines adopted by the Board. Each loan will be secured continuously by collateral in the form of cash, securities issued by the U.S. government or its agencies or instrumentalities.
11

Risk Factors

The following provides additional information about the Fund's principal risks and supplements the risks discussed in the Fund’s Summary section of this Prospectus.
Asset-Backed and Mortgage-Backed Securities Risk: Asset-backed securities (“ABS”) represent interests in pools of mortgages, loans, receivables, or other assets such as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. Mortgage-backed securities (“MBS”) are a type of asset-backed security that represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements.
During periods of falling interest rates, mortgage- and asset-backed securities, which typically provide the issuer with the right to call or prepay the security prior to maturity, may be called or prepaid, which may result in the Fund having to reinvest the proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of mortgage- and asset-backed securities may extend because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. As a result, mortgage-backed and asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market values during periods of rising interest rates. Prepayment rates are difficult to predict and the potential impact of prepayments on the value of a mortgage- or asset-backed security depends on the terms of the instrument and can result in significant volatility. The price of a mortgage-backed or asset-backed security also depends on the credit quality and adequacy of the underlying assets or collateral. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. Subprime mortgage loans, which typically are made to less creditworthy borrowers, have a higher risk of default than conventional mortgage loans. Therefore, mortgage-backed securities backed by subprime mortgage loans may suffer significantly greater declines in value due to defaults. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as “Ginnie Mae”), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as “Fannie Mae” and “Freddie Mac”), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.
Credit Risk: Credit risk is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk and may apply to certain other securities in which the Fund may invest. The Fund accepts some credit risk as a recognized means to enhance investors’ return. Market events may affect the creditworthiness of the issuer of a fixed-income security and may impair an issuer’s ability to timely meet its debt obligations as they come due.
When evaluating potential investments for the Fund, our analysts independently assess credit risk and its potential impact on the Fund’s portfolio. In addition, credit rating agencies may provide estimates of the credit quality of the potential investment. The ratings may not take into account every risk that interest and/or principal will be repaid on a timely basis. Lower credit ratings typically correspond to higher perceived credit risk and higher credit ratings typically correspond to lower perceived credit risk. Securities in the lowest-rated investment-grade category have speculative characteristics. Credit
12

Risk Factors

ratings do not provide assurance against default or other loss of money. We attempt to minimize the Fund’s overall credit risk by primarily investing in fixed-income securities considered at least investment grade at the time of purchase. Nevertheless, even investment-grade securities typically are subject to some credit risk. We also attempt to minimize the Fund’s overall credit risk by diversifying the Fund’s investments across many securities with slightly different risk characteristics and across different economic sectors and geographic regions. Thus, if a random credit event should occur, such as a default, the Fund generally would suffer a smaller loss than if the Fund were concentrated in relatively large holdings with highly correlated risks. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment.
Currency Risk: When the Fund invests in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks, national entities such as the International Monetary Fund, or by the imposition of currency controls, or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.
Derivatives Risk: The Fund may invest in futures, options, swaps, and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, ETFs, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses, underperformance, or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund’s market exposure, magnify investment risks and losses, and cause losses to be realized more quickly. In addition, current regulation may limit the Fund’s ability to invest in derivatives. There is no guarantee that derivative techniques will be employed or that they will work as intended, and their use could lower returns or even result in losses to the Fund.
Equity Securities Risk: The value of an equity security will fluctuate in response to changes in earnings or other conditions affecting the issuer’s profitability or in general market conditions. Unlike debt securities, which have preference to a company’s assets in case of liquidation, equity securities are entitled to the residual value after the company meets its other obligations.
Foreign Securities Risk: Investing in foreign companies, including ADRs and GDRs, involves certain special risks. There is the possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; changes to trade policies and trade disputes; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; less publicly available information about foreign issuers; difficulties in obtaining legal judgments; and foreign withholding taxes. Foreign investing may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. Three risks that require additional consideration are:
◼
Emerging Markets Risk: Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that generally are less economically diverse and mature than those in the United States and to political systems that may be less stable. Investments in emerging markets may be subject to the risk of abrupt and severe price declines and their financial markets often lack liquidity. In addition, emerging market countries may be more likely than developed countries to experience rapid and
13

Risk Factors

significant adverse developments in their political or economic structures. Emerging market economies also may be overly reliant on particular industries, and more vulnerable to shifts in international trade, trade barriers, and other protectionist or retaliatory measures. Governments in many emerging market countries participate to a significant degree in their economies and securities markets. Some emerging market countries restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or may nationalize or expropriate the assets of private companies. Emerging market countries also may be subject to high inflation and rapid currency devaluations and currency-hedging techniques may be unavailable in certain emerging market countries.
◼
Political Risk: Political risk includes a greater potential for coups d’état, revolts, and expropriation by governmental organizations.
◼
European Economic Risk: The economies of European Union (“EU”) member countries and their trading partners, as well as the broader global economy, may be adversely affected by, among other things, changes in the Euro’s exchange rate; changes in EU or governmental regulations on trade; geopolitical and other events, including acts of terrorism, tensions, war or other open conflicts; and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact the Fund’s investments and cause it to lose money. Events in Europe may continue to impact the economies of every European country and their economic partners. The ongoing Russia-Ukraine conflict, the resulting responses by the United States and other countries, and the potential for wider conflict have had, and could continue to have, severe adverse effects on regional and global economies and could further increase volatility and uncertainty in the global financial markets. In addition, uncertainties regarding the viability of the EU have impacted and may continue to impact regional and global markets. There are ongoing concerns regarding the United Kingdom’s withdrawal from the EU, commonly referred to as “Brexit,” as well as the impact this withdrawal may have on other economies of European countries and/or their sovereign debt. Withdrawals from the EU could cause significant regional and global market disruption, which may negatively impact the Fund’s investments and cause it to lose money.
General Market Risk: The Fund is subject to market risk, which is the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. In addition, markets and market-participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.
Market turmoil may be reflected in perceptions of economic uncertainty, price volatility in the equity and debt markets, and fluctuating trading liquidity. In response, governments may adopt a variety of fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and lower interest rates. An unexpected or quick reversal of these policies could increase volatility in the equity and debt markets. Market conditions and economic risks could have a significant effect on domestic and international economies, and could add significantly to the risks of increased volatility and decreased liquidity for the Fund’s portfolio. Equity securities tend to be more volatile than debt securities.
14

Risk Factors

Geopolitical/Natural Disaster Risk: Political and diplomatic events within the United States, including a contentious domestic political environment, changes in political party control of one or more branches of the U.S. government, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a U.S. government shutdown, and disagreements over, or threats not to increase, the U.S. government’s borrowing limit (or “debt ceiling”), as well as political and diplomatic events abroad, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. A downgrade of the ratings of U.S. government debt obligations, or concerns about the U.S. government’s credit quality in general, could have a substantial negative effect on the U.S. and global economies. Moreover, although the U.S. government has honored its credit obligations, there remains a possibility that the United States could default on its obligations. The consequences of such an unprecedented event are impossible to predict, but it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Fund’s investments. Similarly, environmental and public health risks, such as natural disasters or epidemics, or widespread fear that such events may occur, may impact markets and economies adversely and cause market volatility in both the short- and long-term.
High-Yield/Junk Bond Risk: Fixed-income securities rated below investment grade (“junk” or high-yield bonds) should be regarded as speculative because their issuers are more susceptible to financial setbacks and recession than more creditworthy companies. High-yield bond issuers include small companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, and firms with heavy debt loads. Many issuers of high-yield securities have characteristics (including, but not limited to, high levels of debt, an untested business plan, significant competitive and technological challenges, legal and political risks) which cast doubt on their ability to honor their financial obligations. They may be unable to pay interest when due or return all the principal amount of their debt obligations at maturity. If the Fund invests in securities whose issuers develop unexpected credit problems, the Fund’s NAV could decline. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities.
Information Technology and Operations Risk: Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The information technology and other operational systems upon which a Fund’s service providers rely may be subject to cyber attack or other technological disruptions, and could otherwise disrupt the ability of these service providers to perform essential tasks for the Fund. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.
Interest Rate Risk: The Fund is subject to the risk that the market value of the bonds in its portfolio will fluctuate because of changes in interest rates, changes in supply of and demand for investment securities, or other market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; and conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Duration is a measure that relates the expected price volatility of a bond to changes in interest rates. The duration of a bond may be shorter than or equal to the full maturity of a bond. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. Bonds with longer durations have more risk and will decrease in price as interest rates rise. For example, a bond with a duration of three years will
15

Risk Factors

decrease in value by approximately 3% if interest rates increase by 1%. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations.
◼
If interest rates increase, the yield of the Fund may increase and the market value of the Fund’s securities may decline, adversely affecting the Fund’s NAV and total return.
◼
If interest rates decrease, the yield of the Fund may decrease and the market value of the Fund’s securities may increase, which may increase the Fund’s NAV and total return.
Changes in government monetary policy, including changes in a central bank’s (e.g., the U.S. Federal Reserve (the “Fed”)) implementation of specific policy goals, may have a substantial impact on interest rates, which in turn can significantly impact the value of the Fund’s investments. There can be no assurance that a central bank’s policy will be continued, discontinued or changed, or that any such policy will have the desired effect. A central bank’s policy changes and related market speculation as to the timing of potential interest rate changes may expose fixed-income markets to heightened volatility and may reduce liquidity for certain Fund investments, causing the value of the Fund’s investments and share price to decline. For example, market developments and other factors, including a change in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets. Heavy redemptions of fixed-income mutual funds and decreased liquidity of fixed-income securities could hurt the Fund’s performance.
Large Shareholder Risk: The Fund, like all mutual funds, pools the investments of many investors. Actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. For example, significant levels of new investments in the Fund by shareholders may cause the Fund to have more cash than would otherwise be the case, which might have a positive or negative impact on Fund performance. Similarly, redemption activity might cause the Fund to sell portfolio securities, which may increase transaction costs and might generate a capital gain or loss, or cause it to borrow funds on a short-term basis to cover redemptions, which would cause the Fund to incur costs that, in effect, would be borne by all shareholders, not just the redeeming shareholders. Shareholder purchase and redemption activity also may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.
Legislative Risk: The Fund is subject to legislative risk, which is the risk that new government policies may affect the value of the investments held by the Fund in ways we cannot anticipate and that such policies will have an adverse impact on the value of the Fund’s investments and the Fund’s NAV.
Liquidity Risk: Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Fund would like due to a variety of factors, including general market conditions, the perceived financial strength of the issuer, or specific restrictions on resale of the securities. Consequently, the Fund may have to hold these securities longer than it would like and may forgo other investment opportunities. It also is possible that the Fund could be prevented from realizing capital gains or could be forced to incur capital losses if the Adviser is unable to sell a position at the time or price of the Adviser’s choosing. Lack of liquidity may impact valuation of such securities and the Fund’s NAV adversely, especially during times of financial distress. In addition, the Fund may not be able to raise cash when needed or may be forced to sell other investments to raise cash, which could impact the Fund’s performance negatively. Infrequent trading of securities also may lead to an increase in price volatility. Liquidity is a general investment risk that potentially could impact any security, but funds that invest in privately placed securities, certain small-company securities,
16

Risk Factors

high-yield bonds, mortgage-backed or asset-backed securities, foreign or emerging-market securities, derivatives, or other structured investments, which all have experienced periods of illiquidity, generally are subject to greater liquidity risk than funds that do not invest in these types of securities.
Management Risk: The Fund is subject to management risk, which is the possibility that the investment techniques and risk analyses used in managing the Fund's portfolio will not produce the desired results. In addition, we operate multiple investment franchises within the Adviser, and we also may utilize a “manager-of-managers” structure, which gives us the right, with the prior approval of the Board and without shareholder approval, to change subadviser(s). If we add or replace an investment franchise or a subadviser to the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new investment franchise or subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund’s portfolio could take place at a disadvantageous time and also could result in higher capital gains and distributions, which could affect the tax efficiency of the Fund negatively. In addition, the Fund may not be fully invested under its investment program while such realignment takes place, which may negatively impact the Fund’s performance.
Preferred Stock Risk: Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. Unlike interest payments on debt securities, dividends on preferred stock generally are payable at the discretion of the issuer’s board of directors. Shareholders may suffer a loss of value if dividends are not paid. In certain situations an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks generally are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities.
Prepayment and Extension Risk: As a mutual fund investing in mortgage-backed securities, the Fund is subject to prepayment risk for these securities, which is the possibility that prepayments of mortgage-backed securities in the Fund’s portfolio will require reinvestment at lower interest rates, resulting in less interest income to the Fund. Mortgage-backed securities pay regularly scheduled payments of principal along with interest payments. In addition, mortgagors generally have the option of paying off their mortgages without penalty at any time. For example, when a mortgaged property is sold, the old mortgage is usually prepaid. Also, when interest rates fall, the mortgagor may refinance the mortgage and prepay the old mortgage. A homeowner’s default on the mortgage also may cause a prepayment of the mortgage. This unpredictability of the mortgage’s cash flow is called prepayment risk. For the investor, prepayment risk usually means that principal is received at the least opportune time. For example, when interest rates fall, homeowners will find it advantageous to refinance their mortgages and prepay principal. In this case, the investor is forced to reinvest the principal at the current, lower rates.
On the other hand, when interest rates rise, homeowners generally will not refinance their mortgages and prepayments will fall. This causes the average life of the mortgage to extend and be more sensitive to interest rates, which is sometimes called extension risk. In addition, the amount of principal the investor has to invest in these higher interest rates is reduced.
Redemption Risk: The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund's performance. Market developments and other factors, including changes in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. The market making capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. In addition, significant securities market disruptions may lead to dislocation in the market for a variety of fixed-income securities (including, without limitation, commercial paper, corporate debt securities, certificates of deposit, asset-backed debt securities, and municipal
17

Risk Factors

obligations), which can decrease liquidity and sharply reduce returns. Increased redemptions from mutual funds that hold large amounts of fixed-income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets.
Reference Rate Transition Risk: The London Interbank Offered Rate, or “LIBOR,” which had historically been the principal floating rate benchmark in the financial markets, has been discontinued. Its discontinuation has affected and will continue to affect the financial markets generally and may also affect the Fund’s operations, finances, and investments specifically. The UK Financial Conduct Authority, which is the regulator of the LIBOR administrator, has ceased publishing all LIBOR tenors. As an alternative to LIBOR, the market has generally coalesced around the use of the Secured Overnight Financing Rate (“SOFR”) as a replacement for U.S. dollar LIBOR. SOFR is a risk-free overnight floating rate that is currently published in multiple formats, including as an overnight rate, as a compounded average and as an index. In addition to the SOFR rate variations, other alternative floating rates have been developed and various market participants have adopted these floating rates to various degrees, although market practice remains in flux. Uncertainty as to the nature of alternative reference rates and as to potential changes or other reforms to alternative reference rates, or any changes announced with respect to such reforms, may result in a sudden or prolonged increase or decrease in the reported reference rates and the value of reference rate-based loans and securities. The effects of these potential changes on the Funds, issuers of instruments in which the Funds invest and financial markets generally and the effectiveness of changes already made, remain uncertain. If the Fund invests in instruments that utilize an alternative reference rate that falls out of favor, the value of such instrument may decline due to a lack of liquidity or other factors.
Repurchase Agreement Risk: Repurchase agreements carry several risks. Although transactions must be fully collateralized at all times, they generally create leverage and involve some counterparty risk to the Fund, in that a defaulting counterparty could delay or prevent the Fund’s recovery of collateral. For example, if the other party to a repurchase agreement defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value of the security declines, the Fund may suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price.
U.S. Government Sponsored Enterprises (“GSEs”) Risk: Securities issued by certain GSEs, such as MBS issued by the Government National Mortgage Association (“Ginnie Mae”), are backed by the full faith and credit of the U.S. government. Securities issued by other GSEs, such as the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal National Mortgage Association (“Fannie Mae”), are neither issued nor guaranteed by the U.S. Treasury. Rather, they are supported by the credit of the issuing agency, instrumentality or corporation. However, these securities typically have indirect support from the U.S. government through an ability to borrow from the U.S. Treasury, and the U.S. government is authorized to purchase the GSE's obligations. If a GSE defaults on its obligations, the Fund might not be able to recover its investment. While these arrangements are intended to ensure that Fannie Mae and Freddie Mac can continue to meet their obligations, it is possible that actions by the U.S. Treasury or others could adversely impact the value of a Fund’s investments in securities issued by Fannie Mae and Freddie Mac. In September of 2008, the U.S. Treasury placed Freddie Mac and Fannie Mae under conservatorship and appointed the Federal Housing Finance Agency (“FHFA”) as their regulator. Freddie Mac and Fannie Mae currently remain under conservatorship. In addition, the U.S. Treasury entered into purchase agreements with Freddie Mac and Fannie Mae to provide them with capital in exchange for senior preferred stock. While these arrangements are intended to ensure that Fannie Mae and Freddie Mac can continue to meet their obligations, it is possible that actions by the U.S. Treasury, FHFA, or others could adversely impact the value of the Fund’s investments in securities issued by Fannie Mae and Freddie Mac.
18

Risk Factors

Additional Risk Factors. The Adviser may use several types of investment strategies in pursuing the Fund's overall investment objective. The following risk is that which the Adviser does not consider to be a principal risk of the Fund. The statement of additional information (“SAI”) provides more detail about this risk and other risks that a Fund may be subject to that are not considered to be principal risks. You may request a copy of the Fund's SAI for more information.
Securities Lending Risk: The Fund may lend portfolio securities to broker-dealers or other institutions on a fully collateralized basis. There is a risk of delay in recovering a loaned security and/or risk of loss in collateral if the borrower becomes insolvent. There also is risk of loss if the borrower defaults and fails to return the loaned securities. The Fund could incur losses on the reinvestment of cash collateral from the loan, if the value of the short-term investments acquired with the cash collateral is less than the amount of cash collateral required to be returned to the borrower.
19

Organization and Management of the Fund

The Fund's Board has the overall responsibility for overseeing the management of the Fund.
The Investment Adviser
Victory Capital Management Inc. (the “Adviser”), a New York corporation that is registered as an investment adviser with the Securities and Exchange Commission (“SEC”), serves as the investment adviser to the Fund pursuant to an investment advisory agreement. Subject to the authority of the Board, the Adviser is responsible for the overall management and administration of the Fund's business affairs. The Adviser is responsible for selecting the Fund's investments according to its investment objective, policies, and restrictions. As of July 31, 2026, the Adviser managed and advised assets totaling in excess of $348.8 billion for individual and institutional clients. The Adviser’s principal address is 15935 La Cantera Pkwy, San Antonio, Texas 78256.
A discussion regarding the basis of the Board’s approval of the Fund's Advisory Agreement is available in the Fund's Form N-CSR for the period ended April 30.
The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. Victory Income Investors, a Victory Capital investment franchise, is responsible for the day-to-day investment management of the Fund.
The Fund’s investment management fee is comprised of a base investment management fee and a performance adjustment. The base investment management fee, which is accrued daily and paid monthly, is equal to an annualized rate of 0.24% of the Fund’s average daily net assets.
The performance adjustment is calculated separately for each share class of the Fund on a monthly basis and is added to or subtracted from the base investment management fee depending upon the performance over the performance period of the respective share class relative to the performance of the Lipper A Rated Bond Funds Index, which tracks the total return performance of funds within the Lipper Corporate Debt Funds A Rated category. The performance period for each share class consists of the current month plus the previous 35 months. The adjustment rate is determined as referenced in the following chart:
Over/Under Performance Relative to Index (in basis points)[1]	Annual Adjustment Rate (in basis points as a percentage of the Fund’s average daily net assets)
+/– 20 to 50	+/– 4
+/– 51 to 100	+/– 5
+/– 101 and greater	+/– 6
1 Based on the difference between the average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.
To determine the amount of the performance adjustment, the annual performance adjustment rate is multiplied by the average daily net assets of each respective share class over the entire performance period, which then is multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount then is added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base investment management fee.
Under the performance fee arrangement, each share class of the Fund pays a positive performance fee adjustment for a performance period whenever the share class outperforms the Lipper A Rated Bond Funds Index over that period, even if the share class had overall negative returns during the performance period.
20

Organization and Management of the Fund

The performance adjustment may have a disproportionate impact on the performance of a share class with a smaller level of assets compared to the Fund’s other share classes with larger asset levels.
For the fiscal year ended April 30, 2026, performance adjustments were 0.06%, 0.07%, 0.05%, and 0.04% for Fund Shares, Institutional Shares, Class A, and Class R6, respectively. The performance adjustment rate, if any, included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36-month performance period.
See Fund Fees and Expenses in this Prospectus for information about any contractual agreement agreed to by the Adviser to waive fees and/or reimburse expenses with respect to the Fund. From time to time, the Adviser also may voluntarily waive fees and/or reimburse expenses in amounts exceeding those required to be waived or reimbursed under any contractual agreement that may be in place with respect to the Fund.
The Fund is authorized, although the Adviser has no present intention of using such authority, to use a “manager-of-managers” structure. The Adviser could select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of the Fund's assets. The Adviser would monitor each subadviser’s performance through quantitative and qualitative analysis and periodically report to the Board as to whether a subadviser’s agreement should be renewed, terminated, or modified. The Adviser also would be responsible for determining how the Fund's assets should be allocated to the subadvisers. The allocation for a subadviser could range from 0% to 100% of the Fund's assets, and the Adviser could change the allocations without shareholder approval.
Portfolio Management
James F. Jackson, Jr., CFA, Chief Investment Officer, Head of Fixed Income Portfolio Management with Victory Income Investors, a Victory Capital investment franchise, and Senior Portfolio Manager, has co-managed the Fund since 2019. Mr. Jackson has 26 years of investment management experience including 10 years with USAA Asset Management Company (“AMCO”), which was acquired by the Adviser’s parent company in 2019. Education: M.B.A. with High Distinction, Ross School of Business, University of Michigan; B.S., United States Naval Academy. He is a CFA Charterholder and a member of both the CFA Institute and the CFA Society of San Antonio.
Brian W. Smith, CFA, CPA, Senior Portfolio Manager, Victory Income Investors, a Victory Capital investment franchise, has co-managed the Fund since 2013. Mr. Smith has 26 years of investment management experience including 20 years with AMCO, which was acquired by the Adviser’s parent company in 2019. Education: B.B.A., University of Texas at San Antonio; M.B.A., University of Texas at San Antonio. He is a CFA Charterholder and member of both the CFA Institute and the CFA Society of San Antonio.
Kurt Daum, J.D., Senior Portfolio Manager, Victory Income Investors, a Victory Capital investment franchise, has co-managed the Fund since 2016. Mr. Daum has 24 years of investment management experience including seven years with AMCO, which was acquired by the Adviser’s parent company in 2019. Education: B.B.A., University of Texas at Austin; J.D., University of Texas School of Law.
R. Neal Graves, CFA, CPA, Senior Portfolio Manager, Victory Income Investors, a Victory Capital investment franchise, has co-managed the Fund since 2019. Mr. Graves has 30 years of finance related experience including 19 years of investment management experience with AMCO, which was acquired by the Adviser’s parent company in 2019. Education: M.P.A., University of Texas at Austin; B.B.A., University of Texas at Austin. He is a CFA Charterholder and member of both the CFA Institute and the CFA Society of San Antonio.
The statement of additional information (“SAI”) provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund securities.
21

Investing with the Victory Funds

If you are looking for a convenient way to open an account or to add money to an existing account, we can help. The sections that follow will serve as a guide to your investment with the Victory Funds. These sections describe many of the share classes currently offered by the Victory Funds. Choosing a Share Class will help you decide which share class may be to your advantage to buy.
Keep in mind that Institutional Shares and Class R6 shares are available for purchase only by eligible shareholders. In addition, not all Victory Funds offer each class of shares described below; and therefore, certain classes may be discussed that are not necessarily offered by a Fund. The classes of shares that are offered by a Fund are those listed on the cover page designated with a ticker symbol. A Fund also may offer other share classes in different prospectuses.
This section of the prospectus also describes how to open an account, how to access information about your account, and how to buy, exchange, and sell shares of a Fund. Note, this information may vary if you invest through a third party such as a brokerage firm and will be dependent on that firm’s policies and practices. Consult your Investment Professional for specific details.
We want to make it simple for you to do business with us. If you have questions about any of this information, please call your investment professional or one of our customer service representatives at (800) 235-8396. They will be happy to assist you.
An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information.
Your Investment Professional also can help you decide which share class is best for you.
Investment Professionals and other financial intermediaries may charge fees for their services.

Choosing a Share Class
Fund Shares
◼
No front-end sales charge or contingent deferred sales charge (“CDSC”). All your money goes to work for you right away.
◼
Fund Shares do not pay any ongoing distribution and/or service (12b-1) fees.
◼
Typically, lower annual expenses than all classes except Institutional and Class R6 shares.
Institutional Shares
◼
No front-end sales charge or CDSC. All your money goes to work for you right away.
◼
Institutional Shares do not pay any ongoing distribution and/or service (12b-1) fees.
◼
Institutional Shares are only available to certain investors.
◼
Typically, lower annual expenses than all classes except Class R6 shares.
Class A
◼
Front-end sales charge, as described in this section. There are several ways to reduce or eliminate this charge as discussed under Sales Charge Reductions and Waivers for Class A Shares.
◼
A CDSC may be imposed if you sell your shares within 18 months of their purchase. The CDSC may be waived or reduced in certain circumstances as discussed under CDSC Reductions for Class A and Class C Shares.
◼
Class A shares also pay ongoing distribution and/or service (12b-1) fees.
◼
Lower annual expenses than Class C shares.
Class C
◼
No front-end sales charge. All your money goes to work for you right away.
22

Investing with the Victory Funds

◼
A CDSC may be imposed if you sell your shares within 12 months of purchase. The CDSC may be waived or reduced in certain circumstances as discussed under CDSC Reductions for Class A and Class C Shares.
◼
Class C shares also pay ongoing distribution and/or service (12b-1) fees.
◼
Higher annual expenses than all other classes of shares.
Class R6
◼
No front-end sales charge or CDSC. All your money goes to work for you right away.
◼
Class R6 shares do not pay any ongoing distribution and/or service (12b-1) fees.
◼
Class R6 shares are only available to certain investors.
◼
Typically, lower annual expenses than all other classes of shares.
Share Classes
When you purchase shares of the Fund, you must choose a share class. The Fund offers the share classes listed on the prospectus cover designated with their ticker symbol. Each share class represents an interest in the same portfolio of securities and is not a separate mutual fund. The classes differ in the sales charges, if any, and expenses that apply to your investment, allowing you and your Investment Professional to choose the class that best suits your investment needs. The Fund may offer additional classes of shares in the future.
Deciding which share class best suits your investment needs depends on a number of factors that you should discuss with your Investment Professional, including: whether you are eligible to invest in a particular class, how long you expect to hold your investment, how much you intend to invest in the Fund, and the total expenses associated with each share class.
The Fund reserves the right, without notice, to change the eligibility criteria for purchasing a particular share class. For example, a class of shares may be available to purchase only by retirement plans or by institutional investors. The Fund also may waive any applicable eligibility criteria or investment minimums at its discretion.
The Fund or any class may be closed at any time for failure to achieve an economical level of assets or for other reasons. Certain financial intermediaries who hold shares on behalf of their customers impose fees when the amount of shares of a particular class falls below a minimum threshold. To the extent that the amount of shares falls below that threshold, the Fund reserves the right to liquidate the shares held in accounts maintained by the financial intermediary.
Shares of the Fund are only available for sale in the United States and certain other areas subject to U.S. jurisdiction and may not be offered for sale in non-U.S. jurisdictions, except as approved by the Adviser. Investors residing outside of the United States (except those with Air/Army Post Office (“APO”), Fleet Post Office (“FPO”), or Diplomatic Post Office (“DPO”) addresses) generally may not purchase shares of the Fund, even if they are U.S. citizens or lawful permanent residents.
Eligibility Requirements to Purchase Fund Shares
You may open an account directly with the Fund and purchase Fund Shares on the Internet, by telephone, or by mail. Fund Shares also are available through certain financial intermediaries.
If Fund Shares are purchased through a retirement account or an Investment Professional (i.e., financial intermediary), the policies and procedures relating to these purchases may differ from those discussed in this prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other Investment Professional. For more information on these fees, check with your Investment Professional.
23

Investing with the Victory Funds

Eligibility Requirements to Purchase Institutional Shares
The Institutional Shares may be purchased by or through:
◼
Institutional and individual investors with a minimum investment in Institutional Shares of $1,000,000 who purchase through certain broker-dealers or directly from the transfer agent;
◼
Investors who purchase through advisory programs with an approved financial intermediary in which the financial intermediary typically charges the investor a fee based upon the value of the account (“Advisory Programs”). Such transactions may be subject to additional rules or requirements of the applicable Advisory Program;
◼
Brokerage platforms of firms that have agreements with the Distributor to offer such shares solely when acting as an agent for the investor and the investor may be required to pay a commission and/or other forms of compensation to the broker; or
◼
Institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as Affiliated Funds, and other persons or legal entities that the Fund may approve from time to time.
A Fund may allow a lower initial investment if, in the opinion of the Distributor, the investor has the adequate intent and availability of assets to reach a future level of investment of $1,000,000.
Eligibility Requirements to Purchase Class A and Class C Shares
Class A and Class C shares generally are made available through broker-dealers and other financial intermediaries and are subject to certain sales charges described below.
Calculation of Sales Charges for Class A Shares
For historical expense information, see the “Financial Highlights” at the end of this Prospectus.
Class A shares are sold at their public offering price, which is the NAV plus any applicable initial sales charge, also referred to as the “front-end sales load.” The sales charge may be reduced or eliminated for larger purchases, as detailed below or as described under Sales Charge Reductions and Waivers for Class A Shares. The investment levels required to obtain a reduced sales charge are commonly referred to as “breakpoints.”
All Class A purchases are subject to the terms described herein except for those purchases made through an intermediary specified in Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.
In order to obtain a breakpoint discount, you must inform the Victory Funds or your investment professional at the time you purchase shares of the existence of the other Victory accounts or purchases of Victory Funds that are eligible to be linked for the purpose of calculating the initial sales charge. The Fund or your investment professional may ask you for records or other information about other Victory Funds held in your Victory accounts and any linked accounts, such as accounts opened with a different financial intermediary.
24

Investing with the Victory Funds

The current sales charge rates and breakpoint levels for Class A shares of the Fund are listed below:
Your Investment in the Fund	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment
Up to $99,999	2.25%	2.30%
$100,000 up to $249,999	1.75%	1.78%
$250,000 and above [1]	0.00%	0.00%
1
A contingent deferred sales charge (“CDSC”) of 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge if any of those shares are redeemed within 18 months of purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions. You may be eligible for a reduction or waiver of this CDSC under certain circumstances. See CDSC Reductions and Waivers for Class A Shares and Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries for details.
Sales Charge Reductions and Waivers for Class A Shares
There are several ways you can combine multiple purchases of Class A shares of the Victory Funds to take advantage of reduced sales charges or, in some cases, eliminate sales charges.
There are a number of ways you can reduce your sales charges, which we describe below. In order to obtain a Class A sales charge reduction or waiver, you must provide your financial intermediary or the Funds, at the time of purchase, with current information regarding shares of any Victory Funds held in other accounts. This information must include account statements or other records (including written representations from the intermediary holding the shares) that indicate any accounts (e.g., retirement accounts) established (i) with the Victory Funds and your investment professional; (ii) with other financial intermediaries; and (iii) in the name of immediate family household members (spouse or domestic partner and children under 21) with regard to Rights of Accumulation.
The availability of a sales charge reduction or waiver discussed below will depend upon whether you purchase your shares directly from the Fund or through a financial intermediary. If you are eligible for a sales charge reduction because you own shares of other Victory Funds, you must notify the Fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge reductions or waivers. Some intermediaries impose different policies for sales charge waivers and reductions. These variations are described in Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries. Except as described with respect to the intermediaries specified in Appendix A, all Class A shares are subject to the terms stated below. In order to obtain waivers and discounts that are not available through your intermediary, you must purchase Fund shares directly from the Fund or through another intermediary.
You can find additional information regarding sales charges and their reductions, free of charge, at vcm.com/policies, by clicking on Victory Funds Pricing Policies.
You may reduce or eliminate the sales charge applicable to Class A shares in a number of ways:
◼
Breakpoint – Purchase a sufficient amount to reach a breakpoint (see Calculation of Sales Charges for Class A Shares above);
◼
Letter of Intent – If you anticipate purchasing $50,000 or more of Class A shares of the Fund, including any purchase of other Victory Funds of any share class (except money market funds and assets held in group retirement plans) within a 13-month period, you may qualify for a sales charge breakpoint as though you were investing the total amount in one lump sum. In order to qualify for the reduced sales charge, you must submit a non-binding Letter of Intent (the “Letter”) within 90 days of the start of the purchases. Each investment you make after signing the Letter
25

Investing with the Victory Funds

will be entitled to the sales charge applicable to the total investment indicated in the Letter. You must start with a minimum initial investment of at least 5.00% of the total amount you intend to purchase. A portion of the shares purchased under the Letter will be held in escrow until the total investment has been completed. In the event you do not complete your commitment set forth in the Letter in the time period specified, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges;
◼
Right of Accumulation – Whereas a Letter of Intent allows you to qualify for a discount by combining your current purchase amount with purchases you intend to make in the near future, a Right of Accumulation allows you to reduce the initial sales charge on a Class A investment by combining the amount of your current purchase with the current market value of prior investments made by you, your spouse (including domestic partner), and your children under age 21 in any class of shares of any Victory Funds (except money market funds and any assets held in group retirement plans). The value of eligible existing holdings will be calculated by using the greater of the current value or the original investment amount. To ensure that you receive a reduced price using the Fund’s Right of Accumulation, you or your Investment Professional must inform the Funds that the Right applies each time shares are purchased and provide sufficient information to permit confirmation of qualification;
◼
Reinstatement Privilege – You may reinvest at NAV all or part of your redemption proceeds within 90 days of a redemption of Class A shares of the Fund;
◼
Waiver – The Victory Funds will completely waive the sales charge for Class A shares in the following cases:
◼
Purchases of $250,000 or more;
◼
Purchases by certain individuals associated with the Victory Funds or service providers (see Eligibility of Individuals Associated with the Victory Funds and Fund Service Providers);
◼
Purchases by registered broker-dealers, financial intermediaries or their agents, or affiliates who have agreements with the Fund’s distributor (the “Distributor”), if the shares are purchased for their own account, purchased for retirement plans of their employees, or sold to registered representatives or full-time employees (or their immediate families), provided that such purchase is for one of the foregoing types of accounts;
◼
Purchases for trust or other advisory accounts established with a financial institution and fee-based investment products or accounts;
◼
Reinvestment of proceeds from a liquidation distribution of Class A shares of Victory Funds held in a deferred compensation plan, agency, trust, or custody account;
◼
Purchases by retirement plans, including Section 401 and Section 457 plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans. Investors nonetheless may be charged a fee if they effect transactions in Class A shares through a broker or agent;
◼
Purchases by participants in no transaction fee programs offered by certain broker-dealers (sometimes referred to as “supermarkets”);
◼
Purchases by certain financial intermediaries who offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to their customers;
◼
Investors that have an investment account with the Adviser; or
◼
Individuals who reinvest the proceeds of redemptions from Institutional Shares or Class R6 shares of Victory Funds within 60 days of redemption.
You should inform the Fund or your investment professional at the time of purchase of the sales charge waiver category that you believe applies.
26

Investing with the Victory Funds

CDSC for Class A Shares
A contingent deferred sales charge (“CDSC”) of 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge if any of those shares are redeemed within 18 months of purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions.
More information is available in CDSC Reductions and Waivers for Class A and Class C Shares and Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries. All Class A purchases are subject to the terms described herein except for those purchases made through the intermediaries specified in Appendix A.
CDSC for Class C Shares
You will pay a 1.00% CDSC on any Class C shares you sell within 12 months of purchase. The CDSC is based on the current value of the shares being sold or their NAV when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. There is no CDSC imposed when you exchange your shares for Class C shares of another Victory Fund; however, your exchange is subject to the same CDSC schedule that applied to your original purchase.
An investor may, within 90 days of a redemption of Class C shares, reinvest all or part of the redemption proceeds in the Class C shares of any Victory Fund at the NAV next computed after receipt by the transfer agent of the reinvestment order. Class C share proceeds reinvested do not result in a refund of any CDSC paid by the shareholder, but the reinvested shares will be treated as CDSC-exempt upon reinvestment. The shareholder must ask the Distributor for such privilege at the time of reinvestment.
To keep your CDSC as low as possible, each time you sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your sale, we will sell the shares in the order they were purchased.
More information is available in CDSC Reductions and Waivers for Class A and Class C Shares and Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.
CDSC Reductions and Waivers for Class A and Class C Shares
No CDSC is imposed on redemptions of Class A and Class C shares in the following circumstances:
◼
To the extent that the shares redeemed:
◼
are no longer subject to the holding period for such shares;
◼
resulted from reinvestment of distributions; or
◼
were exchanged for shares of another Victory Fund as allowed by the prospectus, provided that the shares acquired in such exchange or subsequent exchanges will continue to remain subject to the CDSC, if applicable, calculated from the original date of purchase until the applicable holding period expires. In determining whether the CDSC applies to each redemption, shares not subject to a CDSC are redeemed first;
◼
Following the death or post-purchase disability of:
◼
a registered shareholder on an account; or
◼
a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;
◼
Distributions from individual retirement accounts, Section 403(b), Section 457, and Section 401 qualified plans, where redemptions result from:
27

Investing with the Victory Funds

◼
required minimum distributions with respect to that portion of such contributions that does not exceed 12% annually;
◼
tax free returns of excess contributions or returns of excess deferral amounts;
◼
distributions on the death or disability of the account holder;
◼
distributions for the purpose of a loan or hardship withdrawal from a participant plan balance; or
◼
distributions as a result of separation of service;
◼
Distributions as a result of a Qualified Domestic Relations Order or Domestic Relations Order required by a court settlement;
◼
In instances where the investor’s dealer or institution waived its commission in connection with the purchase and notifies the Distributor prior to the time of investment;
◼
When the redemption is made as part of a Systematic Withdrawal Plan (including dividends), up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established; or
◼
Participant-initiated distributions from employee benefit plans or participant-initiated exchanges among investment choices in employee benefit plans.
Eligibility Requirements to Purchase Class R6 Shares
Class R6 shares may only be purchased by or through:
◼
Endowments and foundations;
◼
Retirement plans, including Section 401 and Section 457 plans, Section 403 plans sponsored by a Section 501(c)(3) organization, employer-sponsored benefit plans (including health savings accounts) and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans;
◼
Advisory Programs with an approved financial intermediary in which the financial intermediary typically charges the investor a fee based upon the value of the account; or
◼
Registered investment companies.
Such investments may be subject to additional rules or requirements of the applicable Advisory Program.
The Class R6 shares are not available to retail accounts, traditional or Roth IRAs, SEPs, SARSEPs, SIMPLE IRAs, or 529 Education Savings Plans.
Eligibility of Individuals Associated with the Victory Funds and Fund Service Providers
Current and retired trustees of Victory-advised funds and the officers, directors, trustees, employees, and family members of employees of the Adviser or Affiliated Providers are eligible to purchase the lowest expense share class offered by the Fund. In the case of Class A shares, such purchases are not subject to a front-end sales charge. “Affiliated Providers” are affiliates of the Adviser and organizations that provide services to Victory Portfolios III (the “Trust”).
The Fund reserves the right to change the criteria for eligible investors and the investment minimums.
28

Investing with the Victory Funds

Additional Information Regarding Financial Intermediaries
Your ability to purchase, exchange, redeem, and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include: minimum investment requirements, exchange policies, fund choices, cutoff time for investments, and trading restrictions.
In addition, your financial intermediary may charge a transaction or other fee for the purchase or sale of shares of the Fund. Those charges are retained by the financial intermediary and are not shared with us. Please contact your financial intermediary or plan sponsor for a complete description of its policies.
Copies of the Fund's annual report, semi-annual report, and SAI are available from your financial intermediary or plan sponsor.
29

How to Buy Shares

Opening an Account With the Fund
You may purchase shares directly from the Fund or through certain investment professionals (e.g., financial intermediaries) as described below. If you already have an account with us, you will not need to fill out another application to invest in another fund, including other funds managed by the Adviser (together with the Fund, we refer to these as the “Affiliated Funds” or so simply as the “Funds”), unless the registration is different or we need further information to verify your identity.
As required by federal law, we must obtain certain information from you prior to opening an account with us. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. You may be asked for a copy of your driver’s license, passport, or other identifying documents as part of this process which may be cross-referenced against a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. If we subsequently are unable to verify your identity within a reasonable time, we may close your account or take other appropriate action. If your account is closed for this reason, your shares will be redeemed at the next calculated NAV. We prohibit opening accounts for certain investors, including but not limited to, foreign financial institutions, shell banks, correspondent accounts for foreign shell banks, and correspondent accounts for foreign financial institutions. A “foreign shell bank” is a foreign bank without a physical presence in any country. A “correspondent account” is an account established for a foreign bank to receive deposits from, or to make payments or other disbursements on behalf of, the foreign bank, or to handle other financial transactions related to such foreign bank.
Each shareholder named on an account with us must provide a Social Security number or other taxpayer identification number to avoid “backup” tax withholding required by the Internal Revenue Code of 1986, as amended (the “Code”).
Effective Date of Purchase
Purchase, exchange, and redemption requests are not processed until received in proper form. “Proper form” means actual receipt of the order along with all information and supporting documentation necessary to effect the transaction. Complete information may include any verification or confirmation of identity that the Fund's transfer agent or other authorized Fund agent may request. For purchase requests, “proper form” also generally includes receipt of sufficient funds to effect the purchase. The Fund, its transfer agent, or any authorized Fund agent may, in its sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time. Financial intermediaries may have their own requirements for recognizing a transaction in proper form or good order. If you hold your shares through a financial intermediary, please contact them for specific proper form or good order requirements.
When you make a purchase, your purchase price will be the NAV per share next calculated after we or the financial intermediary receive your request in “proper form.” The Fund’s NAV per share is calculated as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (“NYSE”) each day it is open for trading. If we or the financial intermediary receive your purchase request in proper form prior to that time, your purchase price will be the NAV per share calculated for that day. If we or the financial intermediary receive your purchase request in proper form after that time, the purchase price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.
The Fund or the Fund's Distributor or transfer agent may enter into agreements with Servicing Agents (such as financial intermediaries or plan sponsors), which hold shares of the Fund in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for
30

How to Buy Shares

shares of the Fund on the Fund’s behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund’s NAV per share next calculated after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.
Paying for Your Purchase
If you hold an account directly with the Fund and you plan to purchase shares from us with a check, the instrument must be written in U.S. dollars and drawn on a U.S. bank. If unclear or no instructions are provided with your check as to which fund the purchase was intended, we will make every effort to contact you to receive proper instructions. However, if we are unable to reach you within three business days of receipt of your check, we will deposit the funds in an existing or new Victory Treasury Money Market Trust account matching your existing registration. If we cannot locate an existing account matching your registration, the check will be returned within three business days. Initial purchases into an account by electronic funds transfer or check may be held for up to 30 days before any redemptions may be processed. We do not accept the following foreign instruments: checks, money orders, traveler’s checks, or other similar instruments. In addition, we do not accept cash or coins. If you plan to purchase shares through a financial intermediary, please check with that financial intermediary regarding acceptable forms of payment.
Minimum Investments
Fund Shares:
$3,000. However, financial intermediaries may set different investment minimums, and the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Institutional Shares:
$1 million. However, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Class A and Class C Shares:
$2,500 minimum ($1,000 for IRA accounts, gift/transfer to minor accounts, and purchases through automatic investment plans). However, financial intermediaries may set different investment minimums, and the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
If your account falls below the minimum investment amount, we may ask you to reestablish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.
The minimum investment required to open an account may be waived or lowered for employees and immediate family members of the employee of the Adviser, the Administrator, and their affiliates. In addition, the minimum investment required may be waived when the Fund is purchased through an Advisory Program or within qualified retirement plans or in other similar circumstances.
Class R6 Shares:
There is no minimum initial investment amount for Class R6 shares. However, financial intermediaries or plan recordkeepers may require plans to meet different investment minimums. Please contact your financial intermediary for additional information.
31

How to Buy Shares

Purchasing Additional Shares
Fund Shares:
$50 minimum per transaction, per account. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Institutional Shares:
There is no subsequent purchase minimum for investments in Institutional Shares.
Class A and Class C Shares:
$50 minimum per transaction, per account.
Class R6 Shares:
There is no subsequent purchase minimum for investments in Class R6 shares. However, financial intermediaries or plan recordkeepers may require participants to meet different subsequent purchase requirements.
Contacting the Victory Funds
The following features may be available to you to purchase, exchange, and redeem shares of the Fund you hold in an account opened directly with the Fund. Once you have an existing account, you can make additional investments at any time in any amount (subject to any minimums) in the following ways. All website transactions should be placed online at vcm.com.
◼
Internet Access
Review account information and make most account transactions. This includes making purchases, exchanges, and redemptions; reviewing account activity; checking balances; and more.
◼
Mobile Access
Review account information and make most account transactions.
◼
Telephone Access
To access account information and make account transactions, call toll free (800) 235-8396 during normal business hours to speak with a member service representative.
◼
Mail
If you would like to make a purchase or request a redemption by mail, send your written instructions to:
Regular Mail:
Victory Funds
P.O. Box 182903
Columbus, OH 43218-2903
Overnight Mail:
Use the following address ONLY for overnight packages:
Victory Funds
c/o FIS TA Operations
4249 Easton Way, Suite 400
Columbus, OH 43219
PHONE: (800) 235-8396
32

How to Buy Shares

◼
Bank Wire
To add to your account or request a redemption by bank wire, visit the vcm.com website or call (800) 235-8396 for instructions. This helps to ensure that your account will be credited or debited promptly and correctly. Any commercial bank can transfer same-day funds by wire.
Although the transfer agent currently does not charge you for receiving same-day funds, it reserves the right to charge for this service in the future. Your bank may charge you for wiring same-day funds.
◼
Electronic Funds Transfer
Additional purchases on a regular basis may be deducted electronically from a bank account. To sign up for these services when opening an account, visit the vcm.com website or call (800) 235-8396 for assistance. Currently, the Fund does not charge a fee for electronic transfers, but it reserves the right to charge for this service in the future. Your originating bank may charge a fee for electronic transfers.
33

How to Exchange Shares and Class Conversions

There may be limits on the ability to exchange between certain Victory Funds. You can obtain a list of Victory Funds available for exchange by calling (800) 235-8396 or by visiting VictoryFunds.com
The shares of any class of a Fund may be exchanged for the shares of any other class offered by the Fund or the same class, or any other class, of any other Victory Funds, either through your investment professional or directly through the Fund, subject to the conditions described below:
◼
Exchanges are subject to any CDSC, minimum investment limitation, or eligibility requirements described in the applicable prospectus and SAI. You may be required to provide sufficient information to establish eligibility to exchange into a new share class.
◼
To exchange between Victory Funds, the other Victory Fund you wish to exchange into must be eligible for exchange with your Fund.
◼
Shares of the Victory Fund selected for exchange must be available for sale in your state of residence.
If you have questions about these, or any of the Fund’s other exchange policies, please consult your customer service representative or your Investment Professional before requesting an exchange.
Before exchanging, you should read the prospectus of the Fund you wish to exchange into, which may be subject to different risks, fees, and expenses.
Other Exchange Rules You Should Know
If you have opened an account directly with the Fund, you may make exchanges on vcm.com. After we receive the exchange orders, the Fund’s transfer agent will simultaneously process exchange redemptions and purchases at the share prices next calculated pursuant to the procedures set forth herein. See Effective Date of Purchase for additional information. The investment minimums applicable to share purchases also apply to exchanges.
If you hold shares of the Fund in an account with a financial intermediary or plan sponsor, the policies and procedures on an exchange may differ from those discussed in this Prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy, sell, or exchange shares of the Fund through a broker or other Investment Professional. For more information on these fees, check with your Investment Professional.
An exchange of Fund shares for shares of another Victory Fund constitutes a sale for tax purposes unless the exchange is made within an IRA or other tax-deferred account.
The Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. The Fund may terminate or modify the exchange privilege at any time upon 60 days’ notice to shareholders.
For information on how to exchange shares of a Fund that were purchased through your employer’s retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.
Class C Share Conversion
Class C shares of the Fund will automatically convert to Class A shares in the month following the eight-year anniversary date of the purchase of the Class C shares. Your financial intermediary may have a conversion schedule that is shorter than eight years. Class C conversions will be effected at the relative NAV of each such class without the imposition of any sales charge, fee or other charge.
34

How to Exchange Shares and Class Conversions

You may be able to voluntarily convert your Class C shares before the stated anniversary to a different share class of the same Fund that has a lower total annual operating expense ratio provided certain conditions are met. This voluntary conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Adviser or the Distributor specific for this purpose. Generally, Class C shares are not eligible for conversion until the applicable CDSC period has expired. Please contact your financial intermediary for additional information.
Other Conversions
Under certain circumstances, we may convert your (i) Institutional Shares to Fund Shares and (ii) Class A shares to Fund Shares or Institutional Shares, as applicable. The Fund will notify you before any such conversion occurs.
The Fund also may provide for other conversion privileges from time to time under which a shareholder of the Fund may convert shares into another class of shares of the same Fund under certain circumstances, subject to approval by the Fund’s officers. For example, subject to approval by the Fund’s officers, a shareholder may convert shares of one class of the Fund held through an eligible advisory program into shares of another class of the Fund (if available) with a lower expense ratio, provided that following the conversion the shareholder meets applicable eligibility requirements for the class into which the shareholder seeks to convert (as described in this prospectus).
Pricing
When a conversion occurs, you receive shares of one class of a fund for shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs per share of the two share classes. A conversion between share classes of the same fund is a non-taxable event.
Conversions are not subject to the Fund's restrictions on short-term trading activity discussed under Excessive Short-Term Trading.
35

How to Sell Shares

Shareholders will receive a redemption price of the NAV per share next calculated after we receive the redemption request in “proper form” as provided under Effective Date of Purchase. If we receive the redemption request in proper form prior to the close of the NYSE’s regular trading session (generally 4 p.m. Eastern time), the redemption price will be the NAV per share calculated for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.
Under certain circumstances and when deemed to be in the Fund’s best interests, proceeds may not be sent to intermediaries for up to seven days after receipt of the redemption order.
There are a number of convenient ways to sell your shares.
If you have a direct account with the Fund, you may redeem Fund Shares on the Internet, by telephone, or by mail on any day the NAV per share is calculated. You can use the same mailing addresses listed under the section titled How to Buy Shares.
◼
By Internet
Log on to your account using vcm.com and place your redemption request.
◼
By Telephone
Call toll free (800) 235-8396 during normal business hours. You have the following options for receiving your redemption proceeds:
◼
Mail a check to the address of record;
◼
Wire funds to a previously designated domestic financial institution;
◼
Mail a check to a previously designated alternate address; or
◼
Electronically transfer your redemption via EFT to a previously designated domestic financial institution.
The Fund has undertaken certain authentication procedures regarding telephone transactions and will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.
◼
By Mail
Use the regular U.S. mail or overnight mail address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds.
◼
By Wire
If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call before the close of trading on the NYSE, your funds will be wired on the next business day.
◼
By Electronic Funds Transfer (“EFT”)
Normally, your redemptions will be processed on the same day, but will be processed on the next day if received after close of trading on the NYSE. It will be transferred by EFT as long as the transfer is to a domestic bank.
36

How to Sell Shares

Additional Information About Redemptions
The Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).
Under normal market conditions, the Fund typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. Under deteriorating market conditions or market stress, the Fund also may borrow to meet redemption requests. The Fund and the other Affiliated Funds are limited as to the amount that each may individually and collectively borrow in these circumstances. As a result, borrowings available to the Fund may be insufficient to satisfy Fund redemption requests. In addition, the Fund reserves the right to honor redemption orders wholly or partly with in-kind distributions of Fund portfolio securities instead of cash.
Fund Shares:
If you hold Fund Shares through an account directly with the Fund, the Fund typically expects to pay out redemption proceeds on the next business day after your order is received in proper form; however, it may take up to seven days to send your proceeds.
Payment for redemption of shares purchased by electronic funds transfer (“EFT”) or check will be sent after the EFT or check has cleared, which could take up to 30 days from the initial purchase date into the Fund and, for subsequent purchases into the Fund, seven business days from the purchase date.
If you choose to have your redemption proceeds mailed to you and either the U.S. Postal Service is unable to deliver the distribution check to you or the check remains outstanding for more than six months, the Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed redemption checks.
If you hold Fund Shares with a financial intermediary, please contact your financial intermediary regarding redemption policies. Normally, the Fund transmits proceeds to intermediaries for redemption orders that are received in proper form on the next business day after receipt.
Institutional Shares:
Institutional Shares typically expect to pay out redemption proceeds on the next business day after your order is received in proper form; however, it may take up to seven days to send your proceeds.
Class A and Class C Shares:
Check with your financial intermediary for its policies on redemptions. Class A and Class C shares purchased through a financial intermediary should be redeemed through the financial intermediary. The Fund typically expects to transmit proceeds to intermediaries for redemption orders received in proper form on the next business day after receipt.
Class R6 Shares:
Class R6 shares may be purchased or redeemed through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. Check with your financial intermediary or plan sponsor for its policies on redemptions. Normally, the Fund transmits proceeds to intermediaries and eligible institutional investors (foundations and endowments) for redemption orders received in proper form on the next business day after receipt.
For federal income tax purposes, a redemption of shares of the Fund is a taxable event, upon which you may recognize a capital gain or loss (unless you hold the shares of the Fund in a tax-deferred account or are a tax-exempt investor). A capital gain or loss is based on the difference between your basis in the redeemed shares and the proceeds you receive upon their redemption. See Important Information About Taxes for information regarding basis election and reporting.
37

Information About Fees

The Fund is comprised of multiple classes of shares. Each class shares the Fund's investment objective and investment portfolio. The classes have different fees, expenses, and/or minimum investment requirements. The difference in the fee structures between the classes is primarily the result of their separate arrangements for shareholder and distribution services and performance fee arrangements. It is not the result of any difference in the base investment management, custodial fee rate schedules, or other expenses related to the management of the Fund's assets, which do not vary by class. Shareholders of R6 Shares do not require the same level of shareholder and administrative services from the Fund as shareholders of the other classes. In addition, the Fund does not pay any service, distribution, or administrative fees to financial intermediaries for R6 Shares. As a result, the R6 Shares pay lower fees. Different fees and expenses will affect performance.
Except as described below, the share classes have identical voting, dividend, liquidation, and other rights, preferences, terms, and conditions. The primary differences between the classes are: (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting that class; and (d) each class may have different purchase, exchange, and redemption privileges.
Distribution and Service Plans
In accordance with Rule 12b-1 under the Investment Company Act of 1940, the Trust has adopted a Distribution and Service Plan for Class A and Class C shares.
Under the Class A Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.25% of its average daily net assets of its Class A shares. The fee is paid for general distribution services and for providing personal services to shareholders. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund’s shares.
Personal services to shareholders generally are provided by broker-dealers or other financial intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions, and changing account information.
Under the Class C Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of 1.00% of the average daily net assets of its Class C shares. Of this amount, 0.75% of the Fund’s Class C shares average daily net assets will be paid for general distribution services and for selling Class C shares. The Fund will pay 0.25% of its Class C shares average daily net assets to compensate financial institutions that provide personal services to Class C shareholders of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund's Class C shares. Personal services to shareholders generally are provided by broker-dealers or other financial intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.
Because Rule 12b-1 fees are paid out of the Fund’s assets and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For additional information about the Rule 12b-1 Plan and its terms, see Distribution and Service Plans in the SAI.
38

Information About Fees

Payments to Financial Intermediaries
Certain financial intermediaries perform recordkeeping, networking, administrative, sub-transfer agency, and shareholder services for their clients with respect to their investments in the Fund that otherwise would be performed by the Fund’s transfer agent or administrator and shareholder servicing agent.
In some circumstances, we, or one of our affiliates, will pay a financial intermediary for these services out of our own resources, including any profits from the advisory fees the Adviser receives from the Funds. In other circumstances, the Fund will pay a fee to the financial intermediary for performing those services. The Fund will not pay financial intermediaries more than it would pay its direct service providers for transfer agency, administration, and/or shareholder services. In cases where intermediary fees are higher due to differences in the services being provided or other factors, the additional amounts will be paid by us and/or the Distributor. In addition, these payments generally are based on either (1) a percentage of the average daily net assets of Fund shareholders’ accounts serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. The aggregate amount of these payments may be substantial.
In addition, we and the Fund's Distributor may make payments to intermediaries for various additional services, other expenses, and/or the financial intermediaries’ distribution of shares of the Fund. Such payments are sometimes referred to as “revenue sharing” and generally are negotiated with a financial intermediary on the basis of such factors as the number or value of shares of the Fund that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary.
We (and our affiliates) also may pay fixed fees for the listing of a Fund on a broker-dealer’s or financial intermediary’s system. Such payments are not considered to be revenue sharing payments.
The Fund does not pay any service, distribution, or administrative fees to financial intermediaries on Class R6 shares.
39

Distributions and Taxes

Dividends and Other Distributions
As a shareholder, you are entitled to your share of net income and capital gains on the Fund’s investments. The Fund passes its earnings along to investors in the form of dividends. Dividends paid by the Fund represent the net income from dividends and interest earned on investments after expenses. The Fund will distribute short-term gains, as necessary; and if the Fund makes a long-term capital gain distribution, it normally is paid once a year in December.
Buying a dividend. You should check the Fund's distribution schedule before you invest. If you buy shares of the Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

The Fund pays distributions of net investment income (“dividends”) monthly. The Fund may make additional distributions to shareholders, or may not make a distribution, when considered appropriate or necessary. For example, the Fund could make one or more additional distributions to avoid the imposition of any federal income or excise taxes, or it may not make a distribution to limit returns of capital.
Any distribution made by the Fund will reduce the NAV per share of the class by the amount of the distribution on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any distribution. Some or all distributions may be subject to taxes.
Distributions can be received in one of the following ways. Please check with your Investment Professional if you are unsure of which option is right for you.
Reinvestment Option
The Fund automatically reinvests all income dividends and capital gain distributions, if any, on a share class in additional shares of that class unless you request to receive those distributions in cash by way of check or by way of electronic funds transfer.
Directed Bank Account Option
When you choose to receive cash dividends by way of electronic funds transfer to your bank checking or savings account, we will send them to you after the distribution date each month. The share price will be the NAV per share of the class computed on the ex-distribution date.
Cash Option
If you elect to receive your distributions by check, and the distribution amount is $25 or less, the amount will automatically be reinvested in the Fund. Otherwise, a check will be mailed to you no later than seven days after the dividend payment date. If you choose to have your distribution proceeds mailed to you and either the U.S. Postal Service is unable to deliver the distribution check to you or the check remains outstanding for at least six months, the distribution option on your account will default to the reinvestment option as described above. The Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed distribution checks. The Fund will invest in your account any dividend or other distribution payment returned to the Fund by your financial institution at the current NAV per share.
Income Earned Option
You can automatically reinvest your dividends in additional Fund shares and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.
40

Distributions and Taxes

Directed Distributions Option
If you own shares in more than one Victory Mutual Fund, you may direct that dividends and/or capital gain distributions received from one Victory Mutual Fund be used to purchase shares automatically in the same class of another Victory Mutual Fund.
Important Information About Taxes
The tax information in this Prospectus is provided as general information. You should review the more detailed discussion of federal income tax considerations in the SAI and consult your tax adviser regarding the federal, state, local, or foreign tax consequences resulting from your investment in the Fund.

Treatment of the Fund
The Fund, which is treated as a separate corporation for federal tax purposes, has qualified for each past taxable year, and intends to continue to qualify, for treatment as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). By doing so, the Fund (but not its shareholders) is relieved of federal income tax on the part of its investment company taxable income and net capital gain, if any, that it distributes to its shareholders.
Shareholder Taxation
◼
Distributions that shareholders receive from the Fund generally are subject to federal income tax and may be subject to state and/or local taxes.
◼
Dividends and distributions of net short-term gains are taxable to you as ordinary income, whether received in cash or reinvested in additional shares of the Fund or another Victory Mutual Fund.
◼
A portion of the Fund’s dividends (which is not expected to be substantial) may qualify for (1) the 50% dividends-received deduction available to corporations, and (2) the lower maximum federal income tax rates applicable to “qualified dividend income” of individuals and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy certain holding period and other restrictions with respect to their shares of the Fund—a maximum of 15% for a single shareholder with taxable income not exceeding $545,500 ($613,700 for married shareholders filing jointly) and 20% for those individual shareholders with taxable income exceeding those respective amounts (which are effective for 2026 and will be adjusted for inflation annually thereafter).
◼
Regardless of the length of time you have held shares of the Fund, distributions of net capital gains that the Fund realizes are taxable to you as long-term capital gains, whether received in cash or reinvested in additional shares of the Fund, and are taxed to individual shareholders at the 15% and 20% tax rates described above.
◼
You may realize a capital gain or loss for federal income tax purposes on a redemption or an exchange (which is treated like a redemption for those purposes) of shares of the Fund. Your gain or loss is based on the difference, if any, between your basis in the redeemed (or exchanged) shares and the redemption proceeds (or the aggregate NAV of the shares of the fund into which you exchange) you receive. Any capital gain an individual shareholder recognizes on a redemption or exchange of his or her shares of the Fund that have been held for more than one year will qualify for the 15% and 20% tax rates.
◼
An individual shareholder is subject to a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally includes taxable distributions the Fund pays and net gains realized on the redemption or exchange of shares of the Fund, or (2) the excess of his or her “modified adjusted gross income” over $200,000 (or $250,000 if married and filing jointly). This tax is in addition to any other taxes due on that income.
41

Distributions and Taxes

◼
Your basis in shares of the Fund that you acquired after December 31, 2011 (“Covered Shares”) will be determined in accordance with the Fund’s default method, which is average basis, unless you affirmatively elect in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method you elect (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.
◼
You should consult with your tax adviser to determine the best IRS-accepted basis determination method.
◼
The Fund may provide estimated capital gain distribution information through the website at vcm.com.
◼
Tax statements will be mailed from the Fund by mid-February showing the amounts and tax status of distributions made to you in the prior calendar year.
◼
Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.
◼
You should review the more detailed discussion of federal income tax considerations in the SAI and consult your tax adviser regarding the federal, state, local, or foreign tax consequences resulting from your investment in the Fund.
Taxpayer Identification and Backup Withholding
◼
Each shareholder named on an account with us must provide a Social Security number or other taxpayer identification number to avoid “backup” tax withholding required by the Code.
◼
Federal law requires the Fund to withhold and remit to the U.S. Treasury 24% of (1) dividends, capital gain distributions, and proceeds of redemptions, regardless of the extent to which gain or loss may be realized, otherwise payable to any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any individual shareholder who underreports dividend or interest income or fails to certify that he or she is not subject to backup withholding.
◼
Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded. To avoid this withholding, you must certify on your application, or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you currently are not subject to backup withholding.
42

Important Fund Policies and Other Information

Share Price Calculation
The price at which you purchase and redeem shares of the Fund is equal to the NAV per share calculated on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of the Fund’s assets (i.e., the value of its investments and other assets), deducting liabilities, and dividing by the number of shares outstanding. Shares of the Fund may be purchased and sold at the NAV per share without a sales charge. The Fund’s NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.
NAV=	Total Assets - Liabilities
Number of Shares Outstanding
Valuation of Securities
The Adviser, acting as the Valuation Designee, has established a Pricing and Liquidity Committee (the “Committee”); and subject to the Board’s oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.
Equity securities, including ETFs, except as otherwise noted, traded primarily on domestic securities exchanges or the over-the-counter markets, are valued at the last sale price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the closing bid price generally is used for U.S.-listed equities and the average of the bid and ask prices is used for foreign listed equities.
Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund’s NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund’s NAV is calculated will not need to be reflected in the value of the Fund’s foreign securities. However, we will monitor for events that would materially affect the value of the Fund’s foreign securities. If we determine that a particular event would materially affect the value of the Fund’s foreign securities, then the Committee will consider such available information that we deem relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.
Debt securities are valued each business day by a pricing service (the “Service”) approved by the Adviser as Valuation Designee. The Service uses an evaluated bid or the last sales price to price securities when, in the Service’s judgment, these prices are readily available and are representative of
43

Important Fund Policies and Other Information

the securities’ market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.
Short-term debt securities with original or remaining maturities of 60 days or less generally may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.
Repurchase agreements are valued at cost.
Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day.
Futures contracts are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the values are based upon the settlement price on the prior trading date.
Options contracts are valued at the mean of the last bid and ask prices. Options on futures are valued at the settlement price determined by the applicable exchange.
In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith, at fair value, by the Committee in accordance with valuation procedures approved by the Adviser as Valuation Designee. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund’s NAV to be more reliable than it otherwise would be.
Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.
For additional information on how securities are valued, see Valuation of Securities in the Fund's SAI.
Customer Identification Program
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.
As a result, the Fund must obtain the following information for each person who opens a new account:
◼
Name;
◼
Date of birth (for individuals);
◼
Residential or business street address (although post office boxes are still permitted for mailing); and
◼
Social security number, taxpayer identification number, or other identifying number.
You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal
44

Important Fund Policies and Other Information

law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.
Statements and Reports
You will receive a periodic statement reflecting any transactions that affect the balance or registration of Fund shares in your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account’s statements. Share certificates are not issued. Twice a year, you will receive a financial report of the Fund. By February 15th of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.
The Fund will report information to you annually concerning the tax status of your dividends and other distributions for federal income tax purposes. In addition, the Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. You should consult with your tax adviser to obtain more information about how the basis reporting law applies to you.
Shareholder Communications
In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, each household will receive a single copy of the Fund’s most recent shareholder reports, proxy statements, prospectuses, and their supplements, unless you have instructed us to the contrary. This eliminates duplicate copies and saves paper and postage costs for the Fund. However, if you would like to receive individual copies, please contact us; and they will be delivered promptly.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI, which is available upon request and on the Fund’s website at VictoryFunds.com.
IRA Distribution Fee
The Fund may apply a distribution fee to all full IRA distributions, except for those due to death, disability, or divorce. Partial IRA distributions are not charged a distribution fee.
Account Balance
Victory Capital Transfer Agency, Inc., the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/UTMA account; (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in Affiliated Funds; and (5) all IRAs (for the first year the account is open). The fee is not currently being assessed. The Fund will provide advance notice in the event it is assessed in the future.
45

Important Fund Policies and Other Information

Excessive Short-Term Trading
The Funds generally are not intended as short-term investment vehicles (except for the money market funds, Victory Short-Term Bond Fund, Victory Ultra Short-Term Bond Fund, and Victory Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as “market timing.”
Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the Funds can deter all excessive and short-term trading, the Board has adopted the following policies (except for the money market funds, Victory Short-Term Bond Fund, Victory Ultra Short-Term Bond Fund, and Victory Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing bona fide investors.
To deter such trading activities, the Funds’ policies and procedures state that:
◼
Each Fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.
◼
Each Fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by the Fund. Fair value pricing is used to adjust for “stale pricing” that may occur between the close of certain foreign exchanges or markets and the time when the Fund calculates its NAV per share. The use of fair value pricing is intended to deter investors who may be trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in a Fund using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a Fund’s NAV.
The Funds’ Right to Reject Purchase and Exchange Orders and Limit Trading in Accounts
The Funds’ main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons with a history of three short-term transactions within 90 days or less are suspected of market timing and the shareholder’s trading privileges (other than redemption of Fund shares) will be suspended. The Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, each Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund. For this purpose, a short-term transaction is a purchase or redemption of a Fund and, as applicable, a subsequent redemption or purchase of the same Fund, or an exchange of all or part of that same Fund.
The following transactions are exempt from the excessive short-term trading activity policies described above:
◼
Transactions in the money market funds, Victory Short-Term Bond Fund, Victory Ultra Short-Term Bond Fund, and Victory Tax Exempt Short-Term Fund;
◼
Purchases and sales pursuant to automatic investment or withdrawal plans;
◼
Purchases and sales made through Victory Capital 529 Education Savings Plan;
◼
Purchases and sales made in certain separately managed accounts in wrap fee programs;
◼
Purchases and sales by the Victory Target Retirement Funds, Victory Cornerstone Conservative
46

Important Fund Policies and Other Information

Fund, and/or Victory Cornerstone Equity Fund; and
◼
Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.
If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular Fund or all of the Funds.
The Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading. The Funds or the transfer agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.
The Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase shares of a Fund through financial intermediaries that establish omnibus accounts to invest in the Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The Funds subject to the short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the Funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or Funds will review net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.
We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary’s policies are determined by us to be at least as stringent as the Funds’ policy. For shares purchased through financial intermediaries there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.
Because of the increased costs to review underlying trading information, the Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.
Other Fund Rights
The Fund reserves the right to:
◼
Reject or restrict purchase or exchange orders when in the best interest of the Fund;
◼
Limit or discontinue the offering of shares of the Fund without notice to the shareholders;
◼
Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;
◼
Redeem some or all of its shares in kind when in the best interest of the Fund;
47

Important Fund Policies and Other Information

◼
Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);
◼
Redeem an account with less than $500, with certain limitations;
◼
Restrict or liquidate an account when necessary or appropriate to comply with federal law; and
◼
Discontinue or otherwise limit the opening of accounts with us.
Additional Information
The Trust enters into contractual arrangements with various parties, including, among others, the Fund's adviser, transfer agent, and distributor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust or the Fund.
This Prospectus provides information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. Neither this Prospectus nor the related SAI is intended to be, or should be read to give rise to, an agreement or contract between the Trust or the Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.
48

Financial Highlights

The following financial highlights tables are intended to help you understand the Fund's and relevant share classes' financial performance for the past five years or since inception. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund Shares, Institutional Shares, Class A shares, and Class R6 shares (assuming reinvestment of all income dividends and capital gain distributions). Information shown for the Class A shares for the periods ended on or before July 31, 2020, reflects that of the Fund’s Adviser Shares, which were redesignated Class A shares on June 29, 2020.
The information has been derived from financial statements audited by Cohen & Company, Ltd., an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund’s Form N-CSR, which is available upon request. Information for the fiscal periods ended prior to April 30, 2025, was audited by the Fund’s former independent registered public accounting firm.
49

Victory Income Fund
	Fund Shares
For a Share Outstanding Throughout Each Period	Year Ended 4/30/26	Year Ended 4/30/25	Year Ended 4/30/24	9 Months Ended 4/30/23(a)	Year Ended 7/31/22	Year Ended 7/31/21
Net Asset Value, Beginning of Period	$11.55	$11.15	$11.43	$11.80	$13.83	$13.95
Investment Activities:
Net investment income (loss)(b)	0.47	0.46	0.44	0.29	0.36	0.40
Net realized and unrealized gains (losses)	0.05	0.39	(0.27)	(0.37)	(1.76)	0.11
Total from Investment Activities	0.52	0.85	0.17	(0.08)	(1.40)	0.51
Distributions to Shareholders from:
Net investment income	(0.47)	(0.45)	(0.45)	(0.29)	(0.36)	(0.40)
Net realized gains	—	—	—	—	(0.27)	(0.23)
Total Distributions	(0.47)	(0.45)	(0.45)	(0.29)	(0.63)	(0.63)
Net Asset Value, End of Period	$11.60	$11.55	$11.15	$11.43	$11.80	$13.83
Total Return(c),(d)	4.58%	7.73%	1.53%	(0.64)%	(10.41)%	3.75%
Ratios to Average Net Assets:
Net Expenses(e),(f)	0.58%	0.59%	0.59%	0.58%	0.46%	0.44%
Net Investment Income (Loss)(e)	4.02%	3.96%	3.92%	3.40%	2.78%	2.90%
Gross Expenses(e),(f)	0.58%	0.59%	0.60%	0.59%	0.46%	0.44%
Supplemental Data:
Net Assets at end of period (000's)	$1,806,747	$1,939,750	$2,026,932	$2,260,747	$2,472,982	$3,089,682
Portfolio Turnover(c),(g)	17%	21%	25%	13%	29%	20%
(a)
Effective April 30, 2023, the Fund’s fiscal year-end changed from July 31 to April 30.
(b)
Per share net investment income (loss) has been calculated using the average daily shares method.
(c)
Not annualized for periods less than one year.
(d)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.
(e)
Annualized for periods less than one year.
(f)
Does not include acquired fund fees and expenses, if any.
(g)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
50

Victory Income Fund

	Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended 4/30/26	Year Ended 4/30/25	Year Ended 4/30/24	9 Months Ended 4/30/23(a)	Year Ended 7/31/22	Year Ended 7/31/21
Net Asset Value, Beginning of Period	$11.54	$11.14	$11.42	$11.79	$13.82	$13.94
Investment Activities:
Net investment income (loss)(b)	0.47	0.46	0.44	0.29	0.36	0.41
Net realized and unrealized gains (losses)	0.07	0.40	(0.27)	(0.37)	(1.75)	0.11
Total from Investment Activities	0.54	0.86	0.17	(0.08)	(1.39)	0.52
Distributions to Shareholders from:
Net investment income	(0.48)	(0.46)	(0.45)	(0.29)	(0.37)	(0.41)
Net realized gains	—	—	—	—	(0.27)	(0.23)
Total Distributions	(0.48)	(0.46)	(0.45)	(0.29)	(0.64)	(0.64)
Net Asset Value, End of Period	$11.60	$11.54	$11.14	$11.42	$11.79	$13.82
Total Return(c),(d)	4.73%	7.80%	1.58%	(0.62)%	(10.37)%	3.80%
Ratios to Average Net Assets:
Net Expenses(e),(f)	0.53%	0.53%	0.55%	0.54%	0.41%	0.40%
Net Investment Income (Loss)(e)	4.07%	4.01%	3.96%	3.44%	2.81%	2.95%
Gross Expenses(e),(f)	0.53%	0.53%	0.55%	0.55%	0.41%	0.40%
Supplemental Data:
Net Assets at end of period (000's)	$1,803,610	$2,011,922	$2,326,045	$2,564,595	$2,914,607	$4,898,801
Portfolio Turnover(c),(g)	17%	21%	25%	13%	29%	20%
(a)
Effective April 30, 2023, the Fund’s fiscal year-end changed from July 31 to April 30.
(b)
Per share net investment income (loss) has been calculated using the average daily shares method.
(c)
Not annualized for periods less than one year.
(d)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.
(e)
Annualized for periods less than one year.
(f)
Does not include acquired fund fees and expenses, if any.
(g)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
51

Victory Income Fund

	Class A
For a Share Outstanding Throughout Each Period	Year Ended 4/30/26	Year Ended 4/30/25	Year Ended 4/30/24	9 Months Ended 4/30/23(a)	Year Ended 7/31/22	Year Ended 7/31/21
Net Asset Value, Beginning of Period	$11.50	$11.10	$11.39	$11.76	$13.79	$13.91
Investment Activities:
Net investment income (loss)(b)	0.44	0.42	0.41	0.27	0.32	0.36
Net realized and unrealized gains (losses)	0.06	0.40	(0.28)	(0.38)	(1.75)	0.11
Total from Investment Activities	0.50	0.82	0.13	(0.11)	(1.43)	0.47
Distributions to Shareholders from:
Net investment income	(0.45)	(0.42)	(0.42)	(0.26)	(0.33)	(0.36)
Net realized gains	—	—	—	—	(0.27)	(0.23)
Total Distributions	(0.45)	(0.42)	(0.42)	(0.26)	(0.60)	(0.59)
Net Asset Value, End of Period	$11.55	$11.50	$11.10	$11.39	$11.76	$13.79
Total Return(c),(d)	4.37%	7.51%	1.20%	(0.83)%	(10.65)%	3.50%
Ratios to Average Net Assets:
Net Expenses(e),(f)	0.82%	0.84%	0.85%	0.83%	0.71%	0.70%
Net Investment Income (Loss)(e)	3.77%	3.70%	3.66%	3.15%	2.53%	2.64%
Gross Expenses(e),(f)	0.86%	0.90%	0.88%	0.87%	0.72%	0.71%
Supplemental Data:
Net Assets at end of period (000's)	$33,883	$38,648	$43,490	$51,813	$58,054	$77,209
Portfolio Turnover(c),(g)	17%	21%	25%	13%	29%	20%
(a)
Effective April 30, 2023, the Fund’s fiscal year-end changed from July 31 to April 30.
(b)
Per share net investment income (loss) has been calculated using the average daily shares method.
(c)
Not annualized for periods less than one year.
(d)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return. Excludes any applicable sales charges, including contingent deferred sales charges. Total return would be reduced if sales charges were taken into account.
(e)
Annualized for periods less than one year.
(f)
Does not include acquired fund fees and expenses, if any.
(g)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
52

Victory Income Fund

	Class R6
For a Share Outstanding Throughout Each Period	Year Ended 4/30/26	Year Ended 4/30/25	Year Ended 4/30/24	9 Months Ended 4/30/23(a)	Year Ended 7/31/22	Year Ended 7/31/21
Net Asset Value, Beginning of Period	$11.55	$11.14	$11.43	$11.80	$13.83	$13.95
Investment Activities:
Net investment income (loss)(b)	0.49	0.47	0.46	0.30	0.38	0.42
Net realized and unrealized gains (losses)	0.05	0.41	(0.29)	(0.38)	(1.76)	0.11
Total from Investment Activities	0.54	0.88	0.17	(0.08)	(1.38)	0.53
Distributions to Shareholders from:
Net investment income	(0.49)	(0.47)	(0.46)	(0.29)	(0.38)	(0.42)
Net realized gains	—	—	—	—	(0.27)	(0.23)
Total Distributions	(0.49)	(0.47)	(0.46)	(0.29)	(0.65)	(0.65)
Net Asset Value, End of Period	$11.60	$11.55	$11.14	$11.43	$11.80	$13.83
Total Return(c),(d)	4.73%	7.99%	1.58%	(0.58)%	(10.28)%	3.90%
Ratios to Average Net Assets:
Net Expenses(e),(f)	0.43%	0.43%	0.45%	0.49%	0.32%	0.30%
Net Investment Income (Loss)(e)	4.17%	4.12%	4.07%	3.50%	2.93%	3.07%
Gross Expenses(e),(f)	0.48%	0.52%	0.57%	0.74%	0.45%	0.35%
Supplemental Data:
Net Assets at end of period (000's)	$15,570	$14,078	$9,859	$7,820	$6,979	$8,094
Portfolio Turnover(c),(g)	17%	21%	25%	13%	29%	20%
(a)
Effective April 30, 2023, the Fund’s fiscal year-end changed from July 31 to April 30.
(b)
Per share net investment income (loss) has been calculated using the average daily shares method.
(c)
Not annualized for periods less than one year.
(d)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.
(e)
Annualized for periods less than one year.
(f)
Does not include acquired fund fees and expenses, if any.
(g)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
53

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

The availability of certain initial and contingent deferred sales charge reductions and waivers may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. The following information about variations in sales charge reductions and waivers is applicable only to investors who purchase Fund shares through a Merrill Lynch, Ameriprise Financial, Morgan Stanley Wealth Management, Raymond James, Janney Montgomery Scott LLC, Edward D. Jones & Co. LP, Oppenheimer & Co. Inc., Stifel, Nicolaus & Company, Incorporated, Robert W. Baird & Co., J.P. Morgan Securities LLC, or Wells Fargo Advisors Financial Network, LLC platform or account.
In all instances, it is your responsibility to notify the Fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive those reductions and waivers.
Ameriprise Financial
Front-end sales charge reductions on Class A shares purchased through Ameriprise Financial
Shareholders purchasing Class A shares of the Fund through an Ameriprise Financial platform or account are eligible only for the following sales charge reductions, which may differ from those disclosed elsewhere in this Prospectus or the SAI. Such shareholders can reduce their initial sales charge on the purchase of Class A shares as follows:
◼
Transaction size breakpoints, as described in this Prospectus or the SAI.
◼
Rights of accumulation (“ROA”), as described in this Prospectus or the SAI.
◼
Letter of intent, as described in this Prospectus or the SAI.
Front-end sales charge waivers on Class A shares purchased through Ameriprise Financial
Shareholders purchasing Class A shares of the Fund through an Ameriprise Financial platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this Prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:
◼
shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SARSEPs.
◼
shares purchased through reinvestment of capital gains and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).
◼
shares exchanged from Class C shares of the same fund in the month of or following the seven-year anniversary of the purchase date. To the extent that this Prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this Prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.
◼
shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
54

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

◼
shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
◼
shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement).
CDSC waivers on Class A and C shares purchased through Ameriprise Financial
Fund shares purchased through an Ameriprise Financial platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this Prospectus or the SAI:
◼
redemptions due to death or disability of the shareholder
◼
shares sold as part of a systematic withdrawal plan as described in this Prospectus or the SAI
◼
redemptions made in connection with a return of excess contributions from an IRA account
◼
shares purchased through a Right of Reinstatement (as defined above)
◼
redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
55

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

Edward D. Jones & Co., LP (“Edward Jones”)
The following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund Prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the Victory Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints
◼
Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the Prospectus.
Rights of Accumulation (“ROA”)
◼
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of the Victory Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.
◼
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
◼
ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent (“LOI”)
◼
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if the LOI is not met.
◼
If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.
56

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:
◼
Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones' policies and procedures.
◼
Shares purchased in an Edward Jones fee-based program.
◼
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
◼
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front load and one of the following (“Right of Reinstatement”):
◼
The redemption and repurchase occur in the same account.
◼
The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.
◼
The Right of Reinstatement excludes systematic or automatic transactions including, but not limited to, purchases made through payroll deductions, liquidations to cover account fees, and reinvestments from non-mutual fund products.
◼
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the Prospectus.
◼
Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
◼
Purchases of Class 529-A shares through a rollover from either another education savings plan or a security used for qualified distributions.
◼
Purchases of Class 529-A shares made for recontribution of refunded amounts.
Contingent Deferred Sales Charge (“CDSC”) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
◼
The death or disability of the shareholder.
◼
Systematic withdrawals with up to 10% per year of account value.
◼
Return of excess contributions from an Individual Retirement Account (IRA).
◼
Shares redeemed as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
◼
Shares redeemed to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
◼
Shares exchanged in an Edward Jones fee-based program.
◼
Shares acquired through NAV reinstatement.
◼
Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.
57

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts
◼
Initial purchase minimum: $250
◼
Subsequent purchase minimum: none
Minimum Balances
◼
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
◼
A fee-based account held on an Edward Jones platform.
◼
A 529 account held on an Edward Jones platform.
◼
An account with an active systematic investment plan or LOI.
Exchanging Share Classes
◼
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares of the same fund.
58

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

Janney Montgomery Scott LLC (“Janney”)
Shareholders purchasing fund shares through a Janney brokerage account will be eligible only for the following load waivers (front-end sales charge waivers and CDSC, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's Prospectus or SAI.
Front-End Sales Charge Waivers on Class A shares available at Janney
◼
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
◼
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney
◼
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Right of Reinstatement)
◼
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SARSEPs or Keogh plans
◼
Shares acquired through a Right of Reinstatement
◼
Class C shares that are no longer subject to a CDSC and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures
CDSC Waivers on Class A and C shares available at Janney
◼
Shares sold upon the death or disability of the shareholder
◼
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus
◼
Shares purchased in connection with a return of excess contributions from an IRA account
◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s Prospectus
◼
Shares sold to pay Janney fees but only if the transaction is initiated by Janney
◼
Shares acquired through a Right of Reinstatement
◼
Shares exchanged into the same share class of a different fund
Front-End Load Discounts available at Janney: Breakpoints, Rights of Accumulation and/or letters of intent1
◼
Breakpoints as described in this Prospectus
◼
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
◼
Letters of intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets
1 Also referred to as an “initial sales charge”
59

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

J.P. Morgan Securities LLC
If you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or Statement of Additional Information.
Front-End Sales Charge Waivers on Class A Shares available at J.P. Morgan Securities LLC
◼
Shares exchanged from Class C (i.e. level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy.
◼
Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans.  For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SARSEPs or 501(c)(3) accounts.
◼
Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.
◼
Shares purchased through rights of reinstatement.
◼
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
◼
Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.
Class C to Class A Share Conversion
◼
A shareholder in the Fund’s Class C shares will have their shares converted to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.
CDSC Waivers on Class A and C Shares available at J.P. Morgan Securities LLC
◼
Shares sold upon the death or disability of the shareholder.
◼
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.
◼
Shares purchased in connection with a return of excess contributions from an IRA account.
◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
◼
Shares acquired through a right of reinstatement.
Front-end load Discounts Available at J.P. Morgan Securities LLC: Breakpoints, Rights of Accumulation & Letters of Intent
◼
Breakpoints as described in the Prospectus.
◼
Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the Fund’s Prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.
◼
Letters of Intent (“LOI”), which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).
60

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

Merrill Lynch (“Merrill”)
Purchases or sales of front-end (for example, Class A) or level-load (for example, Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Fund’s Prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.
It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.
Additional information on waivers, discounts, and share class exchanges is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.
Front-end Load Waivers Available at Merrill
◼
Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SARSEPs, or Keogh plans
◼
Shares purchased through a Merrill investment advisory program
◼
Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account
◼
Shares purchased through the Merrill Edge Self-Directed platform
◼
Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account
◼
Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement
◼
Shares purchased by eligible persons associated with the fund as defined in this Prospectus (e.g. the fund’s officers or trustees)
◼
Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement
Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-end, Back-end, and Level-Load Shares Available at Merrill
◼
Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22(e)(3))
◼
Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement
◼
Shares sold due to return of excess contributions from an IRA account
61

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation
◼
Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SARSEPs, or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund
Front-end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent
◼
Breakpoint discounts, as described in this Prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement
◼
Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household
◼
Assets not held at Merrill will no longer be included in the ROA calculation. For more detail on the timing and calculation, please refer to the Merrill SLWD Supplement.
◼
Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement
◼
Merrill will no longer accept new LOIs. For more detail on the timing, please refer to the Merrill
SLWD Supplement.
62

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

Morgan Stanley Wealth Management
Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Fund's Prospectus or SAI.
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley
◼
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SARSEPs or Keogh plans
◼
Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules
◼
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
◼
Shares purchased through a Morgan Stanley self-directed brokerage account
◼
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
◼
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge
63

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

Oppenheimer & Co. Inc. (“OPCO”)
Shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI.
Front-End Sales Charge Waivers on Class A Shares available at OPCO
◼
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
◼
Shares purchased by or through a 529 Plan
◼
Shares purchased through an OPCO affiliated investment advisory program
◼
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
◼
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)
◼
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO
◼
Employees and registered representatives of OPCO or its affiliates and their family members
◼
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this Prospectus
CDSC Waivers on A and C Shares available at OPCO
◼
Death or disability of the shareholder
◼
Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus
◼
Return of excess contributions from an IRA Account
◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus
◼
Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
◼
Shares acquired through a Right of Reinstatement
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
◼
Breakpoints as described in this Prospectus
◼
Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
64

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)
Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's Prospectus or SAI.
Front-End Sales Charge Waivers on Class A Shares available at Raymond James
◼
Shares purchased in an investment advisory program
◼
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions
◼
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James
◼
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)
◼
A shareholder in the Fund's Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James
CDSC Waivers on Classes A and C Shares available at Raymond James
◼
Death or disability of the shareholder
◼
Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus
◼
Return of excess contributions from an IRA Account
◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Fund's Prospectus
◼
Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James
◼
Shares acquired through a Right of Reinstatement
Front-End Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent
◼
Breakpoints as described in this Prospectus
◼
Rights of Accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets
◼
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets
65

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

Robert W. Baird & Co. (“Baird”)
Shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.
Front-End Sales Charge Waivers on Investors A shares Available at Baird
◼
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund
◼
Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird
◼
Shares purchased within 90 days following a redemption from a Fund, provided (1) the redemption and purchase occur within the purchaser’s Baird household and (2) the redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement)
◼
A shareholder in the Fund’s Investor C Shares will have their shares converted at net asset value to Investor A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird
◼
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SARSEPs
CDSC Waivers on Investor A and C shares Available at Baird
◼
Shares sold due to death or disability of the shareholder
◼
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus
◼
Shares bought due to returns of excess contributions from an IRA Account
◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s Prospectus
◼
Shares sold to pay Baird fees but only if the transaction is initiated by Baird
◼
Shares acquired through a right of reinstatement
Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations
◼
Breakpoints as described in this Prospectus
◼
Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Fund assets held by accounts within the purchaser’s household at Baird. Eligible Fund assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets
◼
Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of a Victory
Fund through Baird, over a 13-month period of time
66

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

Stifel, Nicolaus & Company, Incorporated (“Stifel”)
Shareholders purchasing or holding Victory Fund shares, including existing fund shareholders, through a Stifel or affiliated platform that provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge load waivers (including front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the Fund’s SAI.
Class A Shares
As described elsewhere in this Prospectus, Stifel may receive compensation out of the front-end sales charge if you purchase Class A shares through Stifel.
Rights of accumulation
Rights of accumulation (“ROA”) that entitle shareholders to breakpoint discounts on front-end sales charges will be calculated by Stifel based on the aggregated holding of eligible assets in the Victory Funds held by accounts within the purchaser’s household at Stifel. Ineligible assets include Class A Money Market Funds not assessed a sales charge. Fund Family assets not held at Stifel may be included in the calculation of ROA only if the shareholder notifies his or her financial advisor about such assets.
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
Front-end sales charge waivers on Class A shares available at Stifel
◼
Class C shares that have been held for more than seven (7) years may be converted to Class A shares or other front-end share class(es) of the same fund pursuant to Stifel’s policies and procedures. To the extent that this Prospectus elsewhere provides for a waiver with respect to the exchange or conversion of such shares following a shorter holding period, those provisions shall continue to apply.
◼
Shares purchased by employees and registered representatives of Stifel or its affiliates and their family members as designated by Stifel.
◼
Shares purchased in a Stifel fee-based advisory program, often referred to as a “wrap” program.
◼
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same or other fund within the Victory Funds.
◼
Shares purchased from the proceeds of redeemed shares of Victory Funds so long as the proceeds are from the sale of shares from an account with the same owner/beneficiary within 90 days of the purchase. For the absence of doubt, automated transactions (i.e. systematic purchases, including salary deferral transactions and withdrawals) and purchases made after shares are sold to cover Stifel Nicolaus’ account maintenance fees are not eligible for rights of reinstatement.
◼
Shares from rollovers into Stifel from retirement plans to IRAs.
◼
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the direction of Stifel. Stifel is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this Prospectus.
◼
Purchases of Class 529-A shares through a rollover from another 529 plan.
◼
Purchases of Class 529-A shares made for reinvestment of refunded amounts.
◼
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes
67

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

of this provision, employer sponsored retirement plans do not include SEP IRAs, Simple IRAs or SARSEPs.
◼
Charitable organizations and foundations, notably 501(c)(3) organizations.
Contingent Deferred Sales Charges Waivers on Class A and C Shares
◼
Death or disability of the shareholder or, in the case of 529 plans, the account beneficiary.
◼
Shares sold as part of a systematic withdrawal plan not to exceed 12% annually.
◼
Return of excess contributions from an IRA Account.
◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.
◼
Shares acquired through a right of reinstatement.
◼
Shares sold to pay Stifel fees or costs in such cases where the transaction is initiated by Stifel.
◼
Shares exchanged or sold in a Stifel fee-based program.
Share Class Conversions in Advisory Accounts
◼
Stifel continually looks to provide our clients with the lowest cost share class available based on account type. Stifel reserves the right to convert shares to the lowest cost share class available at
Stifel upon transfer of shares into an advisory program.
68

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

Wells Fargo Advisors Financial Network, LLC (collectively, “Wells Fargo Advisors”)
Wells Fargo Clearing Services, LLC operates a First Clearing business, but these rules are not intended to include First Clearing firms.
Clients of Wells Fargo Advisors purchasing fund shares through Wells Fargo Advisors are eligible for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the Prospectus or statement of additional information (“SAI”). In all instances, it is the investor's responsibility to inform Wells Fargo Advisors at the time of purchase of any relationship, holdings, or other facts qualifying the investor for discounts or waivers. Wells Fargo Advisors can ask for documentation supporting the qualification.
Wells Fargo Advisors Class A share front-end sales charge waivers information
Wells Fargo Advisors clients purchasing or converting to Class A shares of the fund in a Wells Fargo Advisors brokerage account are entitled to a waiver of the front-end load in the following circumstances:
◼
Wells Fargo Advisors employee and employee-related accounts according to Wells Fargo Advisor’s employee account linking rules. Legacy accounts and positions receiving affiliate discounts prior to the effective date will continue to receive discounts. Going forward employees of affiliate businesses will not be offered NAV.
◼
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.
WellsTrade, the firm’s online self-directed brokerage account, generally offers no-load share classes but there could be instances where a Class A share is offered without a front-end sales charge.
Wells Fargo Advisors Class 529-A share front-end sales charge waivers information
Wells Fargo Advisors clients purchasing or converting to Class 529-A shares of the fund through Wells Fargo Advisors transactional brokerage accounts are entitled to a waiver of the front-end load in the following circumstances:
◼
Shares purchased through a rollover from another 529 plan.
◼
Recontribution(s) of distributed funds are only allowed during the NAV reinstatement period as dictated by the sponsor’s specifications outlined by the plan.
Wells Fargo Advisors is not able to apply the NAV Reinstatement privilege for 529 Plan account purchases placed directly at the fund company. Investors wishing to utilize this privilege outside of Wells Fargo systems will need to do so directly with the Plan or a financial intermediary that supports this feature.
Unless specifically described above, other front-end load waivers are not available on mutual fund purchases through Wells Fargo Advisors.
Wells Fargo Advisors Contingent Deferred Sales Charge information
◼
Contingent deferred sales charges (CDSC) imposed on fund redemptions will not be rebated based on future purchases.
Wells Fargo Advisors Class A front-end load discounts
Wells Fargo Advisors Clients purchasing Class A shares of the fund through Wells Fargo Advisors brokerage accounts will follow the following aggregation rules for breakpoint discounts:
◼
SEP or SIMPLE IRAs will not be aggregated as a group plan. They will aggregate with the client’s
69

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

personal accounts based on Social Security Number. Previously established SEP and SIMPLE IRAs may still be aggregated as a group plan.
◼
Employer-sponsored retirement plan (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans) accounts will aggregate with other plan accounts under the same Tax ID and will not be aggregated with other retirement plan accounts under a different Tax ID or personal accounts. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SARSEPs or Keogh plans.
◼
Gift of shares will not be considered when determining breakpoint discounts
70

71

72

73

23455-0926
By mail:
Victory Funds
P.O. Box 182903
Columbus, OH 43218-2903

P.O. Box 182903
Columbus, OH 43218-2903
Statement of Additional Information (“SAI”): A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference into this Prospectus, which means it is legally part of the prospectus.
Annual/Semi-Annual Reports and Form N-CSR: The Fund's annual and semi-annual reports to shareholders and Form N-CSR contain more information about the Fund's investments. The annual shareholder report also includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal period. The Fund's Form N-CSR filings contain the Fund's annual and semi-annual financial statements.
How to Obtain Information: You may obtain a free copy of the SAI, annual and semi-annual reports and other information such as Fund financial statements and ask questions about the Fund or your accounts, online at VictoryFunds.com, by contacting the Fund at the following address or telephone number, or by contacting your financial intermediary.
By telephone:
Call Victory Funds at
(800) 235-8396
You also can obtain information about the Fund (including the SAI, other reports, and other information such as Fund financial statements) from the SEC on the SEC’s EDGAR database at sec.gov or, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov
Investment Company Act File No. 811-7852

September 1, 2026
Prospectus
Victory Income Stock Fund
Fund Shares	Institutional Shares	Class A	Class C	Class R6
USISX	UIISX	—	—	—
The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
vcm.com
(800) 235-8396

Victory Income Stock Fund Summary
Investment Objective
The Victory Income Stock Fund (the “Fund”) seeks current income with the prospect of increasing dividend income and the potential for capital appreciation.
Fund Fees and Expenses
The tables below describe the fees and expenses that you may pay, if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Shareholder Fees
(paid directly from your investment)
	Fund Shares	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of purchase or sale price)	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees[1]	0.51%	0.51%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%
Other Expenses	0.21%	0.22%
Total Annual Fund Operating Expenses[2]	0.72%	0.73%
1
The management fee is comprised of a base fee (which is equal to an annualized rate of 0.50% of the Fund’s average daily net assets) and a performance adjustment. The performance adjustment is calculated separately for each share class on a monthly basis and is added to or subtracted from the base fee depending upon the performance of the respective share classes relative to the Lipper Equity Income Funds Index. Assets and performance are each measured over a rolling 36-month period. The annual adjustment rate ranges from +/- 0-6 basis points (a basis point is 1/100th of a percentage point) of average daily net assets depending on the level of over/under-performance. The performance adjustment reflected in the management fee may differ from the over/under annual adjustment rate due to differences in average net assets for the fiscal reporting period and rolling 36-month performance period. See Organization and Management of the Fund section for a description of the performance adjustment.
2
Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual fund operating expenses (excluding certain items such as performance fee adjustments, acquired fund fees and expenses, if any, interest, taxes, brokerage commissions, capitalized expenses, and other extraordinary expenses) do not exceed an annual rate of 0.76% and 0.72% of the Fund Shares and the Institutional Shares, respectively, through at least August 31, 2027. The Adviser is permitted to recoup management fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. The amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund’s management fee. This agreement may only be terminated by the Fund’s Board of Trustees.
1

Victory Income Stock Fund Summary
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or continue to hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Fund Shares	$74	$230	$401	$894
Institutional Shares	$75	$233	$406	$906
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the most recent fiscal year, the Fund's portfolio turnover rate was 59% of the average value of its portfolio.
Principal Investment Strategy
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities. For purposes of the 80% policy, equity securities means common stocks, depositary receipts, Real Estate Investment Trusts (“REITs”), securities convertible into common stocks, and securities that carry the right to buy common stocks.The Fund’s 80% policy may be changed upon at least 60 days’ prior written notice to shareholders.
The Fund attempts to provide a portfolio with a dividend yield that is, over time, at or above the average of the Russell 1000 Value Index. The Fund seeks to do this by normally investing at least 65% of the Fund’s assets in common stocks of companies that pay dividends. Although the Fund invests primarily in U.S. securities, it may invest up to 20% of its total assets in foreign securities, including securities issued in emerging markets. Additionally, the Fund may invest in derivatives, including futures and options and may write (sell) covered call options on the securities it holds to generate income.
The managers seek to create a diversified portfolio of stocks that pay a dividend with superior dividend growth potential that emphasize certain investment factors such as quality, value, and momentum through quantitative analysis. The managers use quantitative analysis to identify companies that generally meet one of the following criteria: trade at attractive valuations, exhibit positive momentum, and/or have strong and stable profitability. They also use quantitative analysis to allocate exposure to factors in an attempt to take advantage of opportunities and limit the amount of risk any individual factor contributes to the Fund.
Principal Risks
The Fund’s investments are subject to the following principal risks:
General Market Risk – Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, imposition of tariffs, sanctions against a particular foreign country, its nationals,
2

Victory Income Stock Fund Summary
businesses or industries, and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes may add to instability in global economies and markets generally and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.
Equity Securities Risk – The values of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general market, economic, and political conditions, and other factors. A company’s earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, tariffs, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or may last for extended periods. Equity securities have the lowest priority, and the greatest risk, with respect to dividends and any liquidation payments in the event of an issuer’s bankruptcy.
Financials Sector Risk – The Fund’s investments in companies within the financials sector means that market or economic factors impacting that sector could have a significant effect on the value of the Fund’s investments and could make the Fund’s performance more volatile. Financial companies, such as retail and commercial banks, insurance companies, and financial services companies, are especially subject to the adverse effects of economic recession, currency exchange rates, extensive government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets, industries or products (such as commercial and residential real estate loans), and competition from new entrants in their fields of business.
Foreign Securities Risk – Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Global markets, or those in a particular region, may all react in similar fashion to important political, economic, or other developments. Events and evolving conditions in certain economies or markets, including with respect to tariffs or sanctions, may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile.
Emerging Markets Risk – Foreign securities risk can be particularly heightened because investments in emerging market countries generally are more volatile than investments in developed markets. Emerging market countries are less economically diverse and mature than more developed countries and tend to be politically less stable. The governments of emerging market countries may be more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. In addition, the economies of emerging market countries may be dependent on relatively few industries that are more susceptible to local and global changes. Emerging market countries may also have less developed legal and accounting systems, and their legal systems may deal with issuer bankruptcies and defaults differently than U.S. law would.
Dividend Payout Risk – Dividend payout risk is the possibility that a number of the companies in which the Fund invests will reduce or eliminate the dividend on the securities held by the Fund. Should many portfolio companies reduce or eliminate their dividend payments, the ability of the Fund to produce investment income to shareholders will be affected adversely.
Large Shareholder Risk – The actions by one large shareholder or multiple shareholders acting simultaneously may have an impact on the Fund and, therefore, indirectly on other shareholders. Shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the
3

Victory Income Stock Fund Summary
tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.
Management Risk – The Fund is actively managed, and the investment techniques and risk analyses used by the Fund’s portfolio managers may not produce the desired results.
Real Estate Investment Trusts (“REITs”) Risk – There is a risk that the value of the Fund’s investment in REITs will decrease because of a decline in real estate values more broadly. Investing in REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate. Additionally, REITs are dependent upon the capabilities of the REIT’s manager(s); have limited diversification; and may be particularly sensitive to economic downturns or changes in interest rates, real estate values, cash flows of underlying real estate assets, occupancy rates, zoning laws, and tax laws. Because REITs are pooled investment vehicles that incur expenses of their own, the Fund will indirectly bear its proportionate share of those expenses.
Derivatives Risk – The Fund may invest in futures, options, and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, ETFs, or currency to which it relates; the risk that the use of derivatives may not have the intended effects and may result in losses, underperformance, or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund’s market exposure, magnify investment risks and losses, and cause losses to be realized more quickly. There is no guarantee that derivative techniques will be employed or that they will work as intended, and their use could lower returns or even result in losses to the Fund. In addition, current regulations may limit the Fund’s ability to invest in derivatives.
Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. By itself, the Fund does not constitute a complete investment plan. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.
An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Investment Performance
The following bar chart and table are intended to help you understand some indication of the risks of investing in the Fund. The bar chart illustrates the Fund Shares' volatility by showing how performance has varied from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the share classes for the periods indicated compared to those of the Fund's regulatory broad-based securities market index, the Fund's benchmark index, and an additional index of funds with similar investment objectives. We assume reinvestment of dividends and distributions.
Performance data for the classes varies based on differences in their fee and expense structures and reflects any expense limitations in effect during the periods shown. Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. The Fund’s most current performance information is available on the Fund’s website at vcm.com or by calling (800) 235-8396.
4

Victory Income Stock Fund Summary
Calendar Year Returns for Fund Shares

40%
30%
20%
10%
0%
-10%
14.10%
16.63%
-5.49%
23.64%
0.33%
26.48%
-4.23%
12.02%
13.56%
13.90%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter	14.11%	June 30, 2020
Lowest Quarter	-24.77%	March 31, 2020

Year-to-date return	15.28%	June 30, 2026

Average Annual Total Returns (For the Periods Ended December 31, 2025)	1 Year	5 Years	10 Years
FUND SHARES Before Taxes	13.90%	11.91%	10.60%
FUND SHARES After Taxes on Distributions	11.21%	9.10%	8.09%
FUND SHARES After Taxes on Distributions and Sale of Fund Shares	9.88%	8.98%	7.99%
INSTITUTIONAL SHARES Before Taxes	13.87%	11.93%	10.62%
Indices
S&P 500® Index reflects no deduction for fees, expenses, or taxes	17.88%	14.42%	14.82%
Russell 1000® Value Index reflects no deduction for fees, expenses, or taxes	15.91%	11.33%	10.53%
Lipper Equity Income Funds Index reflects no deduction for taxes	15.21%	11.23%	10.84%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (“IRA”) or 401(k) plan, the after-tax returns shown in the table are not relevant to you. Please note that after-tax returns are shown only for the Fund Shares and may differ for each share class.
5

Victory Income Stock Fund Summary
Management of the Fund
Investment Adviser
Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser.
The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investment. The portfolio managers primarily responsible for the day-to-day management of the Fund are members of the Adviser’s Victory Solutions platform.
Portfolio Management
	Title	Tenure with the Fund
Mannik S. Dhillon, CFA, CAIA	President, Investment Franchises & Solutions	Since 2019
Lance Humphrey, CFA	Senior Portfolio Manager and Head of Portfolio Management, VictoryShares and Solutions	Since 2021
Elie Masri	Portfolio Manager, VictoryShares and Solutions	Since 2021
Purchase and Sale of Fund Shares
Investment Minimums	Fund Shares	Institutional Shares
Minimum Initial Investment	$3,000	$1,000,000
Minimum Subsequent Investments	$50	None
You may purchase or sell Fund Shares on any business day through vcm.com or by telephone at (800) 235-8396. You also may purchase or sell Fund Shares through certain other financial intermediaries. If you have opened an account directly with the Fund, you also may purchase and sell Fund Shares by mail at P.O. Box 182903, Columbus, OH 43218-2903. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Institutional Shares are not offered for sale directly to the general public. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Certain broker-dealers and other financial intermediaries (such as a bank) may establish higher or lower minimum initial and subsequent investment amounts to which you may be subject if you invest through them.
When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value (“NAV”) after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.
6

Victory Income Stock Fund Summary
Tax Information
The Fund intends to make distributions that generally will be taxed to you as ordinary income or long-term capital gains, unless you are a tax-exempt investor or you invest through an IRA, 401(k) plan, or other tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions for investments in all share classes except the Class R6 shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.
7

Additional Fund Information

Victory Capital Management Inc., which we refer to as the “Adviser” throughout the Prospectus, manages the Fund.
The Fund is managed by the Adviser who also manages other funds, each having distinct investment management objectives, strategies, risks, and policies. Together, these funds are referred to in this Prospectus as the “Victory Funds” or, more simply, the “Funds.”
The Fund seeks current income with the prospect of increasing dividend income and the potential for capital appreciation. The Fund’s Board of Trustees (the “Board”) may change the investment objective without shareholder approval. The Fund will provide shareholders notice of any such change.
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities.
The Fund attempts to provide a portfolio with a dividend yield that is, over time, at or above the average of the Russell 1000 Value Index. The Fund seeks to do this by normally investing at least 65% of the Fund’s assets in common stocks of companies that pay dividends. Although the Fund invests primarily in U.S. securities, it may invest up to 20% of its total assets in foreign securities, including securities issued in emerging markets.
For purposes of the 80% policy, equity securities means common stocks, depositary receipts, Real Estate Investment Trusts (“REITs”), securities convertible into common stocks, and securities that carry the right to buy common stocks. Additionally, the Fund may invest in derivatives, including futures and options and may write (sell) covered call options on the securities it holds to generate income. This 80% policy may be changed upon at least 60 days’ prior written notice to shareholders.
Although the Fund invests primarily in U.S. securities, up to 20% of the Fund’s total assets may be invested in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in developed markets.
The Fund may consider various non-financial factors, where applicable, through quantitative models or qualitative assessments, including, for example, third-party sustainability ratings or governance and risk-related factors. Any consideration of such factors is only one part of the investment process and may have little to no weight on investment decisions, whether on an individual security basis or in the context of overall portfolio construction.
The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies as a response to adverse market, economic, political, or other conditions. The effect of taking such a temporary defensive position is that the Fund may not achieve its investment objective.
Victory Solutions
The Adviser seeks to create a diversified portfolio of stocks that pay a dividend with superior dividend growth potential that emphasize certain investment factors such as quality, value, and momentum through quantitative analysis. The Adviser uses quantitative analysis to identify companies that generally meet one of the following criteria: trade at attractive valuations, exhibit positive momentum, and/or have strong and stable profitability. The Adviser uses quantitative analysis to allocate exposure to factors in an attempt to take advantage of opportunities and limit the amount of risk any individual factor contributes to the Fund. The Adviser may engage in active and frequent trading of portfolio holdings. The strategy will sell an investment if the above-mentioned attributes are not compelling as compared to those of another investment choice.
8

Investments

The following describes the types of securities the Fund may purchase under normal market conditions to achieve its principal investment strategy. The Fund may not necessarily buy all of the securities listed below.
Derivatives
The Fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies, or securities), including futures contracts, options contracts, and swaps, to manage its exposure to changes in securities prices and foreign currencies, in an effort to enhance income, and to protect the value of portfolio securities. The Fund also may use derivatives in circumstances where the portfolio managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.
Equity Securities
The Fund considers equity securities to include, among others, common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.
Foreign Securities
Securities issued by non-U.S. companies. We ordinarily determine whether an issuer is a foreign company according to the issuer’s “country of risk” as determined by Bloomberg. Bloomberg determines the issuer’s “country of risk” based on a number of criteria, including its country of domicile, the primary stock exchange on which it trades, the location from which it derives the majority of its revenue, and its reporting currency. Although we generally rely on an issuer’s “country of risk” as determined by Bloomberg, we also may deem an issuer to be “foreign” if at least 50% of its revenues or profits are derived from operations within non-U.S. countries or at least 50% of its assets are located within non-U.S. countries.
Additional Fund Strategies. The Adviser may use other types of investment strategies in pursuing the Fund's overall investment objective. The following describes the investment technique the Adviser may employ that is not considered to be a part of the Fund's principal investment strategies. Additional securities and techniques are described in the Fund's SAI.
Securities Lending
To enhance the return on its portfolio, the Fund may lend portfolio securities to brokers, dealers, and financial institutions to realize additional income under guidelines adopted by the Board. Each loan will be secured continuously by collateral in the form of cash, securities issued by the U.S. government or its agencies or instrumentalities.
9

Risk Factors

The following provides additional information about the Fund's principal risks and supplements the risks discussed in the Fund’s Summary section of this Prospectus.
Convertible Securities Risk: The Fund may invest in convertible securities, the value of which fluctuates in relation to changes in interest rates, the market price of the underlying common stock, and the credit quality of the issuer. A convertible security tends to perform more like a stock when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the option to convert) and more like a debt security when the underlying stock price is low relative to the conversion price (because the option to convert is less valuable). Because its value can be influenced by many different factors, a convertible security generally is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security is called for redemption, the Fund will be required to either permit the issuer to redeem the security, convert it into underlying common stock, or sell it to a third party. Convertible securities are subject to equity risk, interest rate risk, and credit risk and are often lower-quality securities, which means that they are subject to the same risks as an investment in lower-rated debt securities. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. In addition, because companies that issue convertible securities are often small- or mid-cap companies, to the extent the Fund invests in convertible securities, it will be subject to the risks of investing in these companies. The stocks of small- and mid-cap companies are often more volatile and less liquid than the stocks of larger companies. Convertible securities normally are “junior” securities, which means an issuer usually must pay interest on its non-convertible debt before it can make payments on its convertible securities. If an issuer stops making interest or principal payments, these securities may become worthless and the Fund could lose its entire investment. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stock holders but after holders of any senior debt obligations of the company.
Derivatives Risk: The Fund may invest in futures, options, swaps, and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, ETFs, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses, underperformance, or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund’s market exposure, magnify investment risks and losses, and cause losses to be realized more quickly. In addition, current regulation may limit the Fund’s ability to invest in derivatives. There is no guarantee that derivative techniques will be employed or that they will work as intended, and their use could lower returns or even result in losses to the Fund.
Call options give the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the contract, regardless of the market price of the underlying security during the option period. Writing call options involves risks, such as potential losses if equity markets or an individual equity security do not move as expected and the potential for greater losses than if these techniques had not been used.  By writing covered call options, the Fund will give up the opportunity to benefit from potential increases in the value of a Fund asset above the exercise price, but will bear the risk of declines in the value of the asset. Writing call options may cause the Fund to have higher turnover if the option is exercised.
10

Risk Factors

Dividend Payout Risk: A Fund is subject to dividend payout risk, which is the possibility that the companies in which it invests will reduce or eliminate dividends on the securities held by the Fund. Should many portfolio companies reduce or eliminate their dividend payments, the ability of the Fund to produce investment income to shareholders will be affected adversely.
Equity Securities Risk: The value of an equity security will fluctuate in response to changes in earnings or other conditions affecting the issuer’s profitability or in general market conditions. Unlike debt securities, which have preference to a company’s assets in case of liquidation, equity securities are entitled to the residual value after the company meets its other obligations.
Foreign Securities Risk: Investing in foreign companies, including ADRs and GDRs, involves certain special risks. There is the possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; changes to trade policies and trade disputes; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; less publicly available information about foreign issuers; difficulties in obtaining legal judgments; and foreign withholding taxes. Foreign investing may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. Three risks that require additional consideration are:
◼
Emerging Markets Risk: Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that generally are less economically diverse and mature than those in the United States and to political systems that may be less stable. Investments in emerging markets may be subject to the risk of abrupt and severe price declines and their financial markets often lack liquidity. In addition, emerging market countries may be more likely than developed countries to experience rapid and significant adverse developments in their political or economic structures. Emerging market economies also may be overly reliant on particular industries, and more vulnerable to shifts in international trade, trade barriers, and other protectionist or retaliatory measures. Governments in many emerging market countries participate to a significant degree in their economies and securities markets. Some emerging market countries restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or may nationalize or expropriate the assets of private companies. Emerging market countries also may be subject to high inflation and rapid currency devaluations and currency-hedging techniques may be unavailable in certain emerging market countries.
◼
Political Risk: Political risk includes a greater potential for coups d’état, revolts, and expropriation by governmental organizations.
◼
European Economic Risk: The economies of European Union (“EU”) member countries and their trading partners, as well as the broader global economy, may be adversely affected by, among other things, changes in the Euro’s exchange rate; changes in EU or governmental regulations on trade; geopolitical and other events, including acts of terrorism, tensions, war or other open conflicts; and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact the Fund’s investments and cause it to lose money. Events in Europe may continue to impact the economies of every European country and their economic partners. The ongoing Russia-Ukraine conflict, the resulting responses by the United States and other countries, and the potential for wider conflict have had, and could continue to have, severe adverse effects on regional and global economies and could further increase volatility and uncertainty in the global financial markets. In addition, uncertainties regarding the viability of the EU have impacted and may continue to impact regional and global markets. There are ongoing concerns regarding the United Kingdom’s withdrawal from the EU, commonly referred to as “Brexit,” as well as the
11

Risk Factors

impact this withdrawal may have on other economies of European countries and/or their sovereign debt. Withdrawals from the EU could cause significant regional and global market disruption, which may negatively impact the Fund’s investments and cause it to lose money.
General Market Risk: The Fund is subject to market risk, which is the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. In addition, markets and market-participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.
Market turmoil may be reflected in perceptions of economic uncertainty, price volatility in the equity and debt markets, and fluctuating trading liquidity. In response, governments may adopt a variety of fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and lower interest rates. An unexpected or quick reversal of these policies could increase volatility in the equity and debt markets. Market conditions and economic risks could have a significant effect on domestic and international economies, and could add significantly to the risks of increased volatility and decreased liquidity for the Fund’s portfolio. Equity securities tend to be more volatile than debt securities.
Geopolitical/Natural Disaster Risk: Political and diplomatic events within the United States, including a contentious domestic political environment, changes in political party control of one or more branches of the U.S. government, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a U.S. government shutdown, and disagreements over, or threats not to increase, the U.S. government’s borrowing limit (or “debt ceiling”), as well as political and diplomatic events abroad, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. A downgrade of the ratings of U.S. government debt obligations, or concerns about the U.S. government’s credit quality in general, could have a substantial negative effect on the U.S. and global economies. Moreover, although the U.S. government has honored its credit obligations, there remains a possibility that the United States could default on its obligations. The consequences of such an unprecedented event are impossible to predict, but it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Fund’s investments. Similarly, environmental and public health risks, such as natural disasters or epidemics, or widespread fear that such events may occur, may impact markets and economies adversely and cause market volatility in both the short- and long-term.
Information Technology and Operations Risk: Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The information technology and other operational systems upon which a Fund’s service providers rely may be subject to cyber attack or other technological disruptions, and could otherwise disrupt the ability of these service providers to perform essential tasks for the Fund. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.
12

Risk Factors

Large Shareholder Risk: The Fund, like all mutual funds, pools the investments of many investors. Actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. For example, significant levels of new investments in the Fund by shareholders may cause the Fund to have more cash than would otherwise be the case, which might have a positive or negative impact on Fund performance. Similarly, redemption activity might cause the Fund to sell portfolio securities, which may increase transaction costs and might generate a capital gain or loss, or cause it to borrow funds on a short-term basis to cover redemptions, which would cause the Fund to incur costs that, in effect, would be borne by all shareholders, not just the redeeming shareholders. Shareholder purchase and redemption activity also may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.
Management Risk: The Fund is subject to management risk, which is the possibility that the investment techniques and risk analyses used in managing the Fund's portfolio will not produce the desired results. In addition, we operate multiple investment franchises within the Adviser, and we also may utilize a “manager-of-managers” structure, which gives us the right, with the prior approval of the Board and without shareholder approval, to change subadviser(s). If we add or replace an investment franchise or a subadviser to the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new investment franchise or subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund’s portfolio could take place at a disadvantageous time and also could result in higher capital gains and distributions, which could affect the tax efficiency of the Fund negatively. In addition, the Fund may not be fully invested under its investment program while such realignment takes place, which may negatively impact the Fund’s performance.
REIT Investment Risk: Investing in equity securities of REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate. There is a risk that the Fund’s investments in real estate securities and REITs will decrease because of a decline in real estate values. Investing in global REITs may have greater risks than investing in domestic REITs, which are described above in Foreign Securities Risk.
Additionally, REITs are dependent upon the capabilities of the REIT portfolio managers; have limited diversification; and may be particularly sensitive to economic downturns or changes in interest rates, real estate values, cash flows of underlying real estate assets, occupancy rates, zoning laws, and tax laws. Because REITs are pooled investment vehicles that have expenses of their own, the Fund will indirectly bear its proportionate share of those expenses.
Warrants and Rights Risk: Warrants and rights may be considered more speculative than certain other types of investments in that they do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities. If a warrant or right to subscribe to additional shares is not exercised or, when permissible, sold prior to the warrant’s or right’s expiration date, or redemption by the issuer, the Fund would lose all or substantially all of the purchase price of the warrant or right. The market for warrants and rights may be limited, and there may at times not be a liquid secondary market for warrants and rights.
13

Risk Factors

Additional Risk Factors. The Adviser may use several types of investment strategies in pursuing the Fund's overall investment objective. The following risk is that which the Adviser does not consider to be a principal risk of the Fund. The statement of additional information (“SAI”) provides more detail about this risk and other risks that a Fund may be subject to that are not considered to be principal risks. You may request a copy of the Fund's SAI for more information.
Securities Lending Risk: The Fund may lend portfolio securities to broker-dealers or other institutions on a fully collateralized basis. There is a risk of delay in recovering a loaned security and/or risk of loss in collateral if the borrower becomes insolvent. There also is risk of loss if the borrower defaults and fails to return the loaned securities. The Fund could incur losses on the reinvestment of cash collateral from the loan, if the value of the short-term investments acquired with the cash collateral is less than the amount of cash collateral required to be returned to the borrower.
14

Organization and Management of the Fund

The Fund's Board has the overall responsibility for overseeing the management of the Fund.
The Investment Adviser
Victory Capital Management Inc. (the “Adviser”), a New York corporation that is registered as an investment adviser with the Securities and Exchange Commission (“SEC”), serves as the investment adviser to the Fund pursuant to an investment advisory agreement. Subject to the authority of the Board, the Adviser is responsible for the overall management and administration of the Fund's business affairs. The Adviser is responsible for selecting the Fund's investments according to its investment objective, policies, and restrictions. As of July 31, 2026, the Adviser managed and advised assets totaling in excess of $348.8 billion for individual and institutional clients. The Adviser’s principal address is 15935 La Cantera Pkwy, San Antonio, Texas 78256.
A discussion regarding the basis of the Board’s approval of the Fund's Advisory Agreement is available in the Fund's Form N-CSR for the period ended April 30.
The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investment. The Victory Solutions platform is responsible for the day-to-day investment management of the Fund. The Adviser may allocate any portion (including, at times, no portion) of the Fund’s assets to an investment team.
The Fund’s investment management fee is comprised of a base investment management fee and a performance adjustment. The base investment management fee, which is accrued daily and paid monthly, is equal to an annualized rate of 0.50% of the Fund’s average daily net assets.
The performance adjustment is calculated separately for each class of shares of the Fund on a monthly basis and will be added to or subtracted from the base investment management fee depending upon the performance over the performance period of the respective share class relative to the performance of the Lipper Equity Income Funds Index, which tracks the total return performance of funds within the Lipper Equity Income Funds category. This category includes funds that seek relatively high current income and growth of income through investing 60% or more of their portfolio in equities. The performance period for each share class consists of the current month plus the previous 35 months (or number of months since the date of investment advisory agreement, if shorter). The adjustment rate is determined as referenced in the following chart:
Over/Under Performance Relative to Index (in basis points)[1]	Annual Adjustment Rate (in basis points as a percentage of the Fund’s average daily net assets)
+/– 100 to 400	+/– 4
+/– 401 to 700	+/– 5
+/– 701 and greater	+/– 6
1 Based on the difference between the average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.
To determine the amount of the performance adjustment, the annual performance adjustment rate is multiplied by the average daily net assets of each respective share class over the entire performance period, which then is multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount then is added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base investment management fee.
Under the performance fee arrangement, each share class of the Fund pays a positive performance fee adjustment for a performance period whenever the share class outperforms the Lipper Equity Income Funds Index over that period, even if the share class had overall negative returns during the performance period.
15

Organization and Management of the Fund

The performance adjustment may have a disproportionate impact on the performance of a share class with a smaller level of assets compared to the Fund’s other share classes with larger asset levels.
For the fiscal year ended April 30, 2026, performance adjustments were 0.01% and 0.01% for Fund Shares and Institutional Shares, respectively. The performance adjustment rate, if any, included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36-month performance period.
See Fund Fees and Expenses in this Prospectus for information about any contractual agreement agreed to by the Adviser to waive fees and/or reimburse expenses with respect to the Fund. From time to time, the Adviser also may voluntarily waive fees and/or reimburse expenses in amounts exceeding those required to be waived or reimbursed under any contractual agreement that may be in place with respect to the Fund.
The Fund is authorized, although the Adviser has no present intention of using such authority, to use a “manager-of-managers” structure. The Adviser could select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of the Fund's assets. The Adviser would monitor each subadviser’s performance through quantitative and qualitative analysis and periodically report to the Board as to whether a subadviser’s agreement should be renewed, terminated, or modified. The Adviser also would be responsible for determining how the Fund's assets should be allocated to the subadvisers. The allocation for a subadviser could range from 0% to 100% of the Fund's assets, and the Adviser could change the allocations without shareholder approval.
Portfolio Management
Victory Solutions
Mannik S. Dhillon, CFA, CAIA, serves as President, Investment Franchises & Solutions, for Victory Capital and has co-managed the Fund since 2019. From 2015-2017, he served as Victory Capital’s Head of Investment Solutions, Product, and Strategy. From 2010 to 2015, Mr. Dhillon served as a managing director and head of manager research with Wilshire Associates, where he evaluated asset managers and led strategic consulting engagements. Mr. Dhillon is a CFA® and CAIA® charterholder.
Lance Humphrey, CFA, Senior Portfolio Manager and Head of Portfolio Management, VictoryShares and Solutions, has co-managed the Fund since 2021. Mr. Humphrey has 17 years of investment management experience, 12 of which were with AMCO, which was acquired by the Adviser’s parent company in 2019. He holds the Chartered Financial Analyst (“CFA”) designation and is a member of the CFA Society of San Antonio.
Elie Masri, Portfolio Manager, VictoryShares and Solutions, has co-managed the Fund since 2021. Mr. Masri joined Victory Capital in 2008 from Deutsche Asset Management and has over 20 years of investment experience. Education: B.B.A. in finance from Baruch College and an M.S. in quantitative methods and modeling from the Zicklin School of Business at Baruch College.
The statement of additional information (“SAI”) provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund securities.
16

Investing with the Victory Funds

If you are looking for a convenient way to open an account or to add money to an existing account, we can help. The sections that follow will serve as a guide to your investment with the Victory Funds. These sections describe many of the share classes currently offered by the Victory Funds. Choosing a Share Class will help you decide which share class may be to your advantage to buy.
Keep in mind that Institutional Shares and Class R6 shares are available for purchase only by eligible shareholders. In addition, not all Victory Funds offer each class of shares described below; and therefore, certain classes may be discussed that are not necessarily offered by a Fund. The classes of shares that are offered by a Fund are those listed on the cover page designated with a ticker symbol. A Fund also may offer other share classes in different prospectuses.
This section of the prospectus also describes how to open an account, how to access information about your account, and how to buy, exchange, and sell shares of a Fund. Note, this information may vary if you invest through a third party such as a brokerage firm and will be dependent on that firm’s policies and practices. Consult your Investment Professional for specific details.
We want to make it simple for you to do business with us. If you have questions about any of this information, please call your investment professional or one of our customer service representatives at (800) 235-8396. They will be happy to assist you.
An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information.
Your Investment Professional also can help you decide which share class is best for you.
Investment Professionals and other financial intermediaries may charge fees for their services.

Choosing a Share Class
Fund Shares
◼
No front-end sales charge or contingent deferred sales charge (“CDSC”). All your money goes to work for you right away.
◼
Fund Shares do not pay any ongoing distribution and/or service (12b-1) fees.
◼
Typically, lower annual expenses than all classes except Institutional and Class R6 shares.
Institutional Shares
◼
No front-end sales charge or CDSC. All your money goes to work for you right away.
◼
Institutional Shares do not pay any ongoing distribution and/or service (12b-1) fees.
◼
Institutional Shares are only available to certain investors.
◼
Typically, lower annual expenses than all classes except Class R6 shares.
Class A
◼
Front-end sales charge, as described in this section. There are several ways to reduce or eliminate this charge as discussed under Sales Charge Reductions and Waivers for Class A Shares.
◼
A CDSC may be imposed if you sell your shares within 18 months of their purchase. The CDSC may be waived or reduced in certain circumstances as discussed under CDSC Reductions for Class A and Class C Shares.
◼
Class A shares also pay ongoing distribution and/or service (12b-1) fees.
◼
Lower annual expenses than Class C shares.
Class C
◼
No front-end sales charge. All your money goes to work for you right away.
17

Investing with the Victory Funds

◼
A CDSC may be imposed if you sell your shares within 12 months of purchase. The CDSC may be waived or reduced in certain circumstances as discussed under CDSC Reductions for Class A and Class C Shares.
◼
Class C shares also pay ongoing distribution and/or service (12b-1) fees.
◼
Higher annual expenses than all other classes of shares.
Class R6
◼
No front-end sales charge or CDSC. All your money goes to work for you right away.
◼
Class R6 shares do not pay any ongoing distribution and/or service (12b-1) fees.
◼
Class R6 shares are only available to certain investors.
◼
Typically, lower annual expenses than all other classes of shares.
Share Classes
When you purchase shares of the Fund, you must choose a share class. The Fund offers the share classes listed on the prospectus cover designated with their ticker symbol. Each share class represents an interest in the same portfolio of securities and is not a separate mutual fund. The classes differ in the sales charges, if any, and expenses that apply to your investment, allowing you and your Investment Professional to choose the class that best suits your investment needs. The Fund may offer additional classes of shares in the future.
Deciding which share class best suits your investment needs depends on a number of factors that you should discuss with your Investment Professional, including: whether you are eligible to invest in a particular class, how long you expect to hold your investment, how much you intend to invest in the Fund, and the total expenses associated with each share class.
The Fund reserves the right, without notice, to change the eligibility criteria for purchasing a particular share class. For example, a class of shares may be available to purchase only by retirement plans or by institutional investors. The Fund also may waive any applicable eligibility criteria or investment minimums at its discretion.
The Fund or any class may be closed at any time for failure to achieve an economical level of assets or for other reasons. Certain financial intermediaries who hold shares on behalf of their customers impose fees when the amount of shares of a particular class falls below a minimum threshold. To the extent that the amount of shares falls below that threshold, the Fund reserves the right to liquidate the shares held in accounts maintained by the financial intermediary.
Shares of the Fund are only available for sale in the United States and certain other areas subject to U.S. jurisdiction and may not be offered for sale in non-U.S. jurisdictions, except as approved by the Adviser. Investors residing outside of the United States (except those with Air/Army Post Office (“APO”), Fleet Post Office (“FPO”), or Diplomatic Post Office (“DPO”) addresses) generally may not purchase shares of the Fund, even if they are U.S. citizens or lawful permanent residents.
Eligibility Requirements to Purchase Fund Shares
You may open an account directly with the Fund and purchase Fund Shares on the Internet, by telephone, or by mail. Fund Shares also are available through certain financial intermediaries.
If Fund Shares are purchased through a retirement account or an Investment Professional (i.e., financial intermediary), the policies and procedures relating to these purchases may differ from those discussed in this prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other Investment Professional. For more information on these fees, check with your Investment Professional.
18

Investing with the Victory Funds

Eligibility Requirements to Purchase Institutional Shares
The Institutional Shares may be purchased by or through:
◼
Institutional and individual investors with a minimum investment in Institutional Shares of $1,000,000 who purchase through certain broker-dealers or directly from the transfer agent;
◼
Investors who purchase through advisory programs with an approved financial intermediary in which the financial intermediary typically charges the investor a fee based upon the value of the account (“Advisory Programs”). Such transactions may be subject to additional rules or requirements of the applicable Advisory Program;
◼
Brokerage platforms of firms that have agreements with the Distributor to offer such shares solely when acting as an agent for the investor and the investor may be required to pay a commission and/or other forms of compensation to the broker; or
◼
Institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as Affiliated Funds, and other persons or legal entities that the Fund may approve from time to time.
A Fund may allow a lower initial investment if, in the opinion of the Distributor, the investor has the adequate intent and availability of assets to reach a future level of investment of $1,000,000.
Eligibility Requirements to Purchase Class A and Class C Shares
Class A and Class C shares generally are made available through broker-dealers and other financial intermediaries and are subject to certain sales charges.
Eligibility Requirements to Purchase Class R6 Shares
Class R6 shares may only be purchased by or through:
◼
Endowments and foundations;
◼
Retirement plans, including Section 401 and Section 457 plans, Section 403 plans sponsored by a Section 501(c)(3) organization, employer-sponsored benefit plans (including health savings accounts) and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans;
◼
Advisory Programs with an approved financial intermediary in which the financial intermediary typically charges the investor a fee based upon the value of the account; or
◼
Registered investment companies.
Such investments may be subject to additional rules or requirements of the applicable Advisory Program.
The Class R6 shares are not available to retail accounts, traditional or Roth IRAs, SEPs, SARSEPs, SIMPLE IRAs, or 529 Education Savings Plans.
Eligibility of Individuals Associated with the Victory Funds and Fund Service Providers
Current and retired trustees of Victory-advised funds and the officers, directors, trustees, employees, and family members of employees of the Adviser or Affiliated Providers are eligible to purchase the lowest expense share class offered by the Fund. In the case of Class A shares, such purchases are not subject to a front-end sales charge. “Affiliated Providers” are affiliates of the Adviser and organizations that provide services to Victory Portfolios III (the “Trust”).
The Fund reserves the right to change the criteria for eligible investors and the investment minimums.
19

Investing with the Victory Funds

Additional Information Regarding Financial Intermediaries
Your ability to purchase, exchange, redeem, and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include: minimum investment requirements, exchange policies, fund choices, cutoff time for investments, and trading restrictions.
In addition, your financial intermediary may charge a transaction or other fee for the purchase or sale of shares of the Fund. Those charges are retained by the financial intermediary and are not shared with us. Please contact your financial intermediary or plan sponsor for a complete description of its policies.
Copies of the Fund's annual report, semi-annual report, and SAI are available from your financial intermediary or plan sponsor.
20

How to Buy Shares

Opening an Account With the Fund
You may purchase shares directly from the Fund or through certain investment professionals (e.g., financial intermediaries) as described below. If you already have an account with us, you will not need to fill out another application to invest in another fund, including other funds managed by the Adviser (together with the Fund, we refer to these as the “Affiliated Funds” or so simply as the “Funds”), unless the registration is different or we need further information to verify your identity.
As required by federal law, we must obtain certain information from you prior to opening an account with us. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. You may be asked for a copy of your driver’s license, passport, or other identifying documents as part of this process which may be cross-referenced against a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. If we subsequently are unable to verify your identity within a reasonable time, we may close your account or take other appropriate action. If your account is closed for this reason, your shares will be redeemed at the next calculated NAV. We prohibit opening accounts for certain investors, including but not limited to, foreign financial institutions, shell banks, correspondent accounts for foreign shell banks, and correspondent accounts for foreign financial institutions. A “foreign shell bank” is a foreign bank without a physical presence in any country. A “correspondent account” is an account established for a foreign bank to receive deposits from, or to make payments or other disbursements on behalf of, the foreign bank, or to handle other financial transactions related to such foreign bank.
Each shareholder named on an account with us must provide a Social Security number or other taxpayer identification number to avoid “backup” tax withholding required by the Internal Revenue Code of 1986, as amended (the “Code”).
Effective Date of Purchase
Purchase, exchange, and redemption requests are not processed until received in proper form. “Proper form” means actual receipt of the order along with all information and supporting documentation necessary to effect the transaction. Complete information may include any verification or confirmation of identity that the Fund's transfer agent or other authorized Fund agent may request. For purchase requests, “proper form” also generally includes receipt of sufficient funds to effect the purchase. The Fund, its transfer agent, or any authorized Fund agent may, in its sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time. Financial intermediaries may have their own requirements for recognizing a transaction in proper form or good order. If you hold your shares through a financial intermediary, please contact them for specific proper form or good order requirements.
When you make a purchase, your purchase price will be the NAV per share next calculated after we or the financial intermediary receive your request in “proper form.” The Fund’s NAV per share is calculated as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (“NYSE”) each day it is open for trading. If we or the financial intermediary receive your purchase request in proper form prior to that time, your purchase price will be the NAV per share calculated for that day. If we or the financial intermediary receive your purchase request in proper form after that time, the purchase price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.
The Fund or the Fund's Distributor or transfer agent may enter into agreements with Servicing Agents (such as financial intermediaries or plan sponsors), which hold shares of the Fund in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for
21

How to Buy Shares

shares of the Fund on the Fund’s behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund’s NAV per share next calculated after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.
Paying for Your Purchase
If you hold an account directly with the Fund and you plan to purchase shares from us with a check, the instrument must be written in U.S. dollars and drawn on a U.S. bank. If unclear or no instructions are provided with your check as to which fund the purchase was intended, we will make every effort to contact you to receive proper instructions. However, if we are unable to reach you within three business days of receipt of your check, we will deposit the funds in an existing or new Victory Treasury Money Market Trust account matching your existing registration. If we cannot locate an existing account matching your registration, the check will be returned within three business days. Initial purchases into an account by electronic funds transfer or check may be held for up to 30 days before any redemptions may be processed. We do not accept the following foreign instruments: checks, money orders, traveler’s checks, or other similar instruments. In addition, we do not accept cash or coins. If you plan to purchase shares through a financial intermediary, please check with that financial intermediary regarding acceptable forms of payment.
Minimum Investments
Fund Shares:
$3,000. However, financial intermediaries may set different investment minimums, and the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Institutional Shares:
$1 million. However, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Class A and Class C Shares:
$2,500 minimum ($1,000 for IRA accounts, gift/transfer to minor accounts, and purchases through automatic investment plans). However, financial intermediaries may set different investment minimums, and the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
If your account falls below the minimum investment amount, we may ask you to reestablish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.
The minimum investment required to open an account may be waived or lowered for employees and immediate family members of the employee of the Adviser, the Administrator, and their affiliates. In addition, the minimum investment required may be waived when the Fund is purchased through an Advisory Program or within qualified retirement plans or in other similar circumstances.
Class R6 Shares:
There is no minimum initial investment amount for Class R6 shares. However, financial intermediaries or plan recordkeepers may require plans to meet different investment minimums. Please contact your financial intermediary for additional information.
22

How to Buy Shares

Purchasing Additional Shares
Fund Shares:
$50 minimum per transaction, per account. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Institutional Shares:
There is no subsequent purchase minimum for investments in Institutional Shares.
Class A and Class C Shares:
$50 minimum per transaction, per account.
Class R6 Shares:
There is no subsequent purchase minimum for investments in Class R6 shares. However, financial intermediaries or plan recordkeepers may require participants to meet different subsequent purchase requirements.
Contacting the Victory Funds
The following features may be available to you to purchase, exchange, and redeem shares of the Fund you hold in an account opened directly with the Fund. Once you have an existing account, you can make additional investments at any time in any amount (subject to any minimums) in the following ways. All website transactions should be placed online at vcm.com.
◼
Internet Access
Review account information and make most account transactions. This includes making purchases, exchanges, and redemptions; reviewing account activity; checking balances; and more.
◼
Mobile Access
Review account information and make most account transactions.
◼
Telephone Access
To access account information and make account transactions, call toll free (800) 235-8396 during normal business hours to speak with a member service representative.
◼
Mail
If you would like to make a purchase or request a redemption by mail, send your written instructions to:
Regular Mail:
Victory Funds
P.O. Box 182903
Columbus, OH 43218-2903
Overnight Mail:
Use the following address ONLY for overnight packages:
Victory Funds
c/o FIS TA Operations
4249 Easton Way, Suite 400
Columbus, OH 43219
PHONE: (800) 235-8396
23

How to Buy Shares

◼
Bank Wire
To add to your account or request a redemption by bank wire, visit the vcm.com website or call (800) 235-8396 for instructions. This helps to ensure that your account will be credited or debited promptly and correctly. Any commercial bank can transfer same-day funds by wire.
Although the transfer agent currently does not charge you for receiving same-day funds, it reserves the right to charge for this service in the future. Your bank may charge you for wiring same-day funds.
◼
Electronic Funds Transfer
Additional purchases on a regular basis may be deducted electronically from a bank account. To sign up for these services when opening an account, visit the vcm.com website or call (800) 235-8396 for assistance. Currently, the Fund does not charge a fee for electronic transfers, but it reserves the right to charge for this service in the future. Your originating bank may charge a fee for electronic transfers.
24

How to Exchange Shares and Class Conversions

There may be limits on the ability to exchange between certain Victory Funds. You can obtain a list of Victory Funds available for exchange by calling (800) 235-8396 or by visiting VictoryFunds.com
The shares of any class of a Fund may be exchanged for the shares of any other class offered by the Fund or the same class, or any other class, of any other Victory Funds, either through your investment professional or directly through the Fund, subject to the conditions described below:
◼
Exchanges are subject to any CDSC, minimum investment limitation, or eligibility requirements described in the applicable prospectus and SAI. You may be required to provide sufficient information to establish eligibility to exchange into a new share class.
◼
To exchange between Victory Funds, the other Victory Fund you wish to exchange into must be eligible for exchange with your Fund.
◼
Shares of the Victory Fund selected for exchange must be available for sale in your state of residence.
If you have questions about these, or any of the Fund’s other exchange policies, please consult your customer service representative or your Investment Professional before requesting an exchange.
Before exchanging, you should read the prospectus of the Fund you wish to exchange into, which may be subject to different risks, fees, and expenses.
Other Exchange Rules You Should Know
If you have opened an account directly with the Fund, you may make exchanges on vcm.com. After we receive the exchange orders, the Fund’s transfer agent will simultaneously process exchange redemptions and purchases at the share prices next calculated pursuant to the procedures set forth herein. See Effective Date of Purchase for additional information. The investment minimums applicable to share purchases also apply to exchanges.
If you hold shares of the Fund in an account with a financial intermediary or plan sponsor, the policies and procedures on an exchange may differ from those discussed in this Prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy, sell, or exchange shares of the Fund through a broker or other Investment Professional. For more information on these fees, check with your Investment Professional.
An exchange of Fund shares for shares of another Victory Fund constitutes a sale for tax purposes unless the exchange is made within an IRA or other tax-deferred account.
The Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. The Fund may terminate or modify the exchange privilege at any time upon 60 days’ notice to shareholders.
For information on how to exchange shares of a Fund that were purchased through your employer’s retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.
25

How to Exchange Shares and Class Conversions

Other Conversions
Under certain circumstances, we may convert your Institutional Shares to Fund Shares, as applicable. The Fund will notify you before any such conversion occurs.
The Fund also may provide for other conversion privileges from time to time under which a shareholder of the Fund may convert shares into another class of shares of the same Fund under certain circumstances, subject to approval by the Fund’s officers. For example, subject to approval by the Fund’s officers, a shareholder may convert shares of one class of the Fund held through an eligible advisory program into shares of another class of the Fund (if available) with a lower expense ratio, provided that following the conversion the shareholder meets applicable eligibility requirements for the class into which the shareholder seeks to convert (as described in this prospectus).
Pricing
When a conversion occurs, you receive shares of one class of a fund for shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs per share of the two share classes. A conversion between share classes of the same fund is a non-taxable event.
Conversions are not subject to the Fund's restrictions on short-term trading activity discussed under Excessive Short-Term Trading.
26

How to Sell Shares

Shareholders will receive a redemption price of the NAV per share next calculated after we receive the redemption request in “proper form” as provided under Effective Date of Purchase. If we receive the redemption request in proper form prior to the close of the NYSE’s regular trading session (generally 4 p.m. Eastern time), the redemption price will be the NAV per share calculated for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.
Under certain circumstances and when deemed to be in the Fund’s best interests, proceeds may not be sent to intermediaries for up to seven days after receipt of the redemption order.
There are a number of convenient ways to sell your shares.
If you have a direct account with the Fund, you may redeem Fund Shares on the Internet, by telephone, or by mail on any day the NAV per share is calculated. You can use the same mailing addresses listed under the section titled How to Buy Shares.
◼
By Internet
Log on to your account using vcm.com and place your redemption request.
◼
By Telephone
Call toll free (800) 235-8396 during normal business hours. You have the following options for receiving your redemption proceeds:
◼
Mail a check to the address of record;
◼
Wire funds to a previously designated domestic financial institution;
◼
Mail a check to a previously designated alternate address; or
◼
Electronically transfer your redemption via EFT to a previously designated domestic financial institution.
The Fund has undertaken certain authentication procedures regarding telephone transactions and will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.
◼
By Mail
Use the regular U.S. mail or overnight mail address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds.
◼
By Wire
If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call before the close of trading on the NYSE, your funds will be wired on the next business day.
◼
By Electronic Funds Transfer (“EFT”)
Normally, your redemptions will be processed on the same day, but will be processed on the next day if received after close of trading on the NYSE. It will be transferred by EFT as long as the transfer is to a domestic bank.
27

How to Sell Shares

Additional Information About Redemptions
The Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).
Under normal market conditions, the Fund typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. Under deteriorating market conditions or market stress, the Fund also may borrow to meet redemption requests. The Fund and the other Affiliated Funds are limited as to the amount that each may individually and collectively borrow in these circumstances. As a result, borrowings available to the Fund may be insufficient to satisfy Fund redemption requests. In addition, the Fund reserves the right to honor redemption orders wholly or partly with in-kind distributions of Fund portfolio securities instead of cash.
Fund Shares:
If you hold Fund Shares through an account directly with the Fund, the Fund typically expects to pay out redemption proceeds on the next business day after your order is received in proper form; however, it may take up to seven days to send your proceeds.
Payment for redemption of shares purchased by electronic funds transfer (“EFT”) or check will be sent after the EFT or check has cleared, which could take up to 30 days from the initial purchase date into the Fund and, for subsequent purchases into the Fund, seven business days from the purchase date.
If you choose to have your redemption proceeds mailed to you and either the U.S. Postal Service is unable to deliver the distribution check to you or the check remains outstanding for more than six months, the Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed redemption checks.
If you hold Fund Shares with a financial intermediary, please contact your financial intermediary regarding redemption policies. Normally, the Fund transmits proceeds to intermediaries for redemption orders that are received in proper form on the next business day after receipt.
Institutional Shares:
Institutional Shares typically expect to pay out redemption proceeds on the next business day after your order is received in proper form; however, it may take up to seven days to send your proceeds.
Class A and Class C Shares:
Check with your financial intermediary for its policies on redemptions. Class A and Class C shares purchased through a financial intermediary should be redeemed through the financial intermediary. The Fund typically expects to transmit proceeds to intermediaries for redemption orders received in proper form on the next business day after receipt.
Class R6 Shares:
Class R6 shares may be purchased or redeemed through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. Check with your financial intermediary or plan sponsor for its policies on redemptions. Normally, the Fund transmits proceeds to intermediaries and eligible institutional investors (foundations and endowments) for redemption orders received in proper form on the next business day after receipt.
For federal income tax purposes, a redemption of shares of the Fund is a taxable event, upon which you may recognize a capital gain or loss (unless you hold the shares of the Fund in a tax-deferred account or are a tax-exempt investor). A capital gain or loss is based on the difference between your basis in the redeemed shares and the proceeds you receive upon their redemption. See Important Information About Taxes for information regarding basis election and reporting.
28

Information About Fees

The Fund is comprised of multiple classes of shares. Each class shares the Fund's investment objective and investment portfolio. The classes have different fees, expenses, and/or minimum investment requirements. The difference in the fee structures between the classes is primarily the result of their separate arrangements for shareholder and distribution services and performance fee arrangements. It is not the result of any difference in the base investment management, custodial fee rate schedules, or other expenses related to the management of the Fund's assets, which do not vary by class. Shareholders of Class R6 shares do not require the same level of shareholder and administrative services from the Fund as shareholders of the other classes. In addition, the Fund does not pay any service, distribution, or administrative fees to financial intermediaries for Class R6 shares. As a result, the Class R6 shares pay lower fees. Different fees and expenses will affect performance.
Except as described below, the share classes have identical voting, dividend, liquidation, and other rights, preferences, terms, and conditions. The primary differences between the classes are: (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting that class; and (d) each class may have different purchase, exchange, and redemption privileges.
Distribution and Service Plans
In accordance with Rule 12b-1 under the Investment Company Act of 1940, the Trust has adopted a Distribution and Service Plan for Class A and Class C shares.
Under the Class A Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.25% of its average daily net assets of its Class A shares. The fee is paid for general distribution services and for providing personal services to shareholders. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund’s shares.
Personal services to shareholders generally are provided by broker-dealers or other financial intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions, and changing account information.
Under the Class C Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of 1.00% of the average daily net assets of its Class C shares. Of this amount, 0.75% of the Fund’s Class C shares average daily net assets will be paid for general distribution services and for selling Class C shares. The Fund will pay 0.25% of its Class C shares average daily net assets to compensate financial institutions that provide personal services to Class C shareholders of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund's Class C shares. Personal services to shareholders generally are provided by broker-dealers or other financial intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.
Because Rule 12b-1 fees are paid out of the Fund’s assets and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For additional information about the Rule 12b-1 Plan and its terms, see Distribution and Service Plans in the SAI.
29

Information About Fees

Payments to Financial Intermediaries
Certain financial intermediaries perform recordkeeping, networking, administrative, sub-transfer agency, and shareholder services for their clients with respect to their investments in the Fund that otherwise would be performed by the Fund’s transfer agent or administrator and shareholder servicing agent.
In some circumstances, we, or one of our affiliates, will pay a financial intermediary for these services out of our own resources, including any profits from the advisory fees the Adviser receives from the Funds. In other circumstances, the Fund will pay a fee to the financial intermediary for performing those services. The Fund will not pay financial intermediaries more than it would pay its direct service providers for transfer agency, administration, and/or shareholder services. In cases where intermediary fees are higher due to differences in the services being provided or other factors, the additional amounts will be paid by us and/or the Distributor. In addition, these payments generally are based on either (1) a percentage of the average daily net assets of Fund shareholders’ accounts serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. The aggregate amount of these payments may be substantial.
In addition, we and the Fund's Distributor may make payments to intermediaries for various additional services, other expenses, and/or the financial intermediaries’ distribution of shares of the Fund. Such payments are sometimes referred to as “revenue sharing” and generally are negotiated with a financial intermediary on the basis of such factors as the number or value of shares of the Fund that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary.
We (and our affiliates) also may pay fixed fees for the listing of a Fund on a broker-dealer’s or financial intermediary’s system. Such payments are not considered to be revenue sharing payments.
The Fund does not pay any service, distribution, or administrative fees to financial intermediaries on Class R6 shares.
30

Distributions and Taxes

Dividends and Other Distributions
As a shareholder, you are entitled to your share of net income and capital gains on the Fund’s investments. The Fund passes its earnings along to investors in the form of dividends. Dividends paid by the Fund represent the net income from dividends and interest earned on investments after expenses. The Fund will distribute short-term gains, as necessary; and if the Fund makes a long-term capital gain distribution, it normally is paid once a year in December.
Buying a dividend. You should check the Fund's distribution schedule before you invest.
If you buy shares of the Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

The Fund pays distributions of net investment income (“dividends”) quarterly. Dividends begin accruing on shares the day after payment is received and continue to accrue through either the settlement date or day after settlement date of a redemption, depending on the type of account.
The Fund may make additional distributions to shareholders, or may not make a distribution, when considered appropriate or necessary. For example, the Fund could make one or more additional distributions to avoid the imposition of any federal income or excise taxes, or it may not make a distribution to limit returns of capital.
Any distribution made by the Fund will reduce the NAV per share of the class by the amount of the distribution on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any distribution (as explained below under Important Information About Taxes). Some or all distributions may be subject to taxes.
Distributions can be received in one of the following ways. Please check with your Investment Professional if you are unsure of which option is right for you.
Reinvestment Option
The Fund automatically reinvests all income dividends and capital gain distributions, if any, on a share class in additional shares of that class unless you request to receive those distributions in cash by way of check or by way of electronic funds transfer.
Directed Bank Account Option
When you choose to receive cash dividends by way of electronic funds transfer to your bank checking or savings account, we will send them to you after the distribution date each month. The share price will be the NAV per share of the class computed on the ex-distribution date.
Cash Option
If you elect to receive your distributions by check, and the distribution amount is $25 or less, the amount will automatically be reinvested in the Fund. Otherwise, a check will be mailed to you no later than seven days after the dividend payment date. If you choose to have your distribution proceeds mailed to you and either the U.S. Postal Service is unable to deliver the distribution check to you or the check remains outstanding for at least six months, the distribution option on your account will default to the reinvestment option as described above. The Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed distribution checks. The Fund will invest in your account any dividend or other distribution payment returned to the Fund by your financial institution at the current NAV per share.
31

Distributions and Taxes

Income Earned Option
You can automatically reinvest your dividends in additional Fund shares and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.
Directed Distributions Option
If you own shares in more than one Victory Mutual Fund, you may direct that dividends and/or capital gain distributions received from one Victory Mutual Fund be used to purchase shares automatically in the same class of another Victory Mutual Fund.
Important Information About Taxes
The tax information in this Prospectus is provided as general information. You should review the more detailed discussion of federal income tax considerations in the SAI and consult your tax adviser regarding the federal, state, local, or foreign tax consequences resulting from your investment in the Fund.

Treatment of the Fund
The Fund, which is treated as a separate corporation for federal tax purposes, has qualified for each past taxable year, and intends to continue to qualify, for treatment as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). By doing so, the Fund (but not its shareholders) is relieved of federal income tax on the part of its investment company taxable income and net capital gain, if any, that it distributes to its shareholders.
Shareholder Taxation
◼
Distributions that shareholders receive from the Fund generally are subject to federal income tax and may be subject to state and/or local taxes.
◼
Dividends and distributions of net short-term gains are taxable to you as ordinary income, whether received in cash or reinvested in additional shares of the Fund or another Victory Mutual Fund.
◼
A portion of the Fund’s dividends (which is not expected to be substantial) may qualify for (1) the 50% dividends-received deduction available to corporations, and (2) the lower maximum federal income tax rates applicable to “qualified dividend income” of individuals and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy certain holding period and other restrictions with respect to their shares of the Fund—a maximum of 15% for a single shareholder with taxable income not exceeding $545,500 ($613,700 for married shareholders filing jointly) and 20% for those individual shareholders with taxable income exceeding those respective amounts (which are effective for 2026 and will be adjusted for inflation annually thereafter).
◼
Regardless of the length of time you have held shares of the Fund, distributions of net capital gains that the Fund realizes are taxable to you as long-term capital gains, whether received in cash or reinvested in additional shares of the Fund, and are taxed to individual shareholders at the 15% and 20% tax rates described above.
◼
You may realize a capital gain or loss for federal income tax purposes on a redemption or an exchange (which is treated like a redemption for those purposes) of shares of the Fund. Your gain or loss is based on the difference, if any, between your basis in the redeemed (or exchanged) shares and the redemption proceeds (or the aggregate NAV of the shares of the fund into which you exchange) you receive. Any capital gain an individual shareholder recognizes on a redemption or exchange of his or her shares of the Fund that have been held for more than one year will qualify for the 15% and 20% tax rates.
◼
An individual shareholder is subject to a 3.8% federal tax on the lesser of (1) the individual’s “net
32

Distributions and Taxes

investment income,” which generally includes taxable distributions the Fund pays and net gains realized on the redemption or exchange of shares of the Fund, or (2) the excess of his or her “modified adjusted gross income” over $200,000 (or $250,000 if married and filing jointly). This tax is in addition to any other taxes due on that income.
◼
Your basis in shares of the Fund that you acquired after December 31, 2011 (“Covered Shares”) will be determined in accordance with the Fund’s default method, which is average basis, unless you affirmatively elect in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method you elect (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.
◼
You should consult with your tax adviser to determine the best IRS-accepted basis determination method.
◼
The Fund may provide estimated capital gain distribution information through the website at vcm.com.
◼
Tax statements will be mailed from the Fund by mid-February showing the amounts and tax status of distributions made to you in the prior calendar year.
◼
Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.
◼
You should review the more detailed discussion of federal income tax considerations in the SAI and consult your tax adviser regarding the federal, state, local, or foreign tax consequences resulting from your investment in the Fund.
Taxpayer Identification and Backup Withholding
◼
Each shareholder named on an account with us must provide a Social Security number or other taxpayer identification number to avoid “backup” tax withholding required by the Code.
◼
Federal law requires the Fund to withhold and remit to the U.S. Treasury 24% of (1) dividends, capital gain distributions, and proceeds of redemptions, regardless of the extent to which gain or loss may be realized, otherwise payable to any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any individual shareholder who underreports dividend or interest income or fails to certify that he or she is not subject to backup withholding.
◼
Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded. To avoid this withholding, you must certify on your application, or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you currently are not subject to backup withholding.
33

Important Fund Policies and Other Information

Share Price Calculation
The price at which you purchase and redeem shares of the Fund is equal to the NAV per share calculated on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of the Fund’s assets (i.e., the value of its investments and other assets), deducting liabilities, and dividing by the number of shares outstanding. Shares of the Fund may be purchased and sold at the NAV per share without a sales charge. The Fund’s NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.
NAV=	Total Assets - Liabilities
Number of Shares Outstanding
Valuation of Securities
The Adviser, acting as the Valuation Designee, has established a Pricing and Liquidity Committee (the “Committee”); and subject to the Board’s oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.
Equity securities, including ETFs, except as otherwise noted, traded primarily on domestic securities exchanges or the over-the-counter markets, are valued at the last sale price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the closing bid price generally is used for U.S.-listed equities and the average of the bid and ask prices is used for foreign listed equities.
Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund’s NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund’s NAV is calculated will not need to be reflected in the value of the Fund’s foreign securities. However, we will monitor for events that would materially affect the value of the Fund’s foreign securities. If we determine that a particular event would materially affect the value of the Fund’s foreign securities, then the Committee will consider such available information that we deem relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.
Debt securities are valued each business day by a pricing service (the “Service”) approved by the Adviser as Valuation Designee. The Service uses an evaluated bid or the last sales price to price securities when, in the Service’s judgment, these prices are readily available and are representative of
34

Important Fund Policies and Other Information

the securities’ market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.
Short-term debt securities with original or remaining maturities of 60 days or less generally may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.
Repurchase agreements are valued at cost.
Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day.
Futures contracts are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the values are based upon the settlement price on the prior trading date.
Options contracts are valued at the mean of the last bid and ask prices. Options on futures are valued at the settlement price determined by the applicable exchange.
In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith, at fair value, by the Committee in accordance with valuation procedures approved by the Adviser as Valuation Designee. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund’s NAV to be more reliable than it otherwise would be.
Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.
For additional information on how securities are valued, see Valuation of Securities in the Fund's SAI.
Customer Identification Program
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.
As a result, the Fund must obtain the following information for each person who opens a new account:
◼
Name;
◼
Date of birth (for individuals);
◼
Residential or business street address (although post office boxes are still permitted for mailing); and
◼
Social security number, taxpayer identification number, or other identifying number.
You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal
35

Important Fund Policies and Other Information

law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.
Statements and Reports
You will receive a periodic statement reflecting any transactions that affect the balance or registration of Fund shares in your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account’s statements. Share certificates are not issued. Twice a year, you will receive a financial report of the Fund. By February 15th of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.
The Fund will report information to you annually concerning the tax status of your dividends and other distributions for federal income tax purposes. In addition, the Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. You should consult with your tax adviser to obtain more information about how the basis reporting law applies to you.
Shareholder Communications
In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, each household will receive a single copy of the Fund’s most recent shareholder reports, proxy statements, prospectuses, and their supplements, unless you have instructed us to the contrary. This eliminates duplicate copies and saves paper and postage costs for the Fund. However, if you would like to receive individual copies, please contact us; and they will be delivered promptly.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI, which is available upon request and on the Fund’s website at VictoryFunds.com.
IRA Distribution Fee
The Fund may apply a distribution fee to all full IRA distributions, except for those due to death, disability, or divorce. Partial IRA distributions are not charged a distribution fee.
Account Balance
Victory Capital Transfer Agency, Inc., the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/UTMA account; (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in Affiliated Funds; and (5) all IRAs (for the first year the account is open). The fee is not currently being assessed. The Fund will provide advance notice in the event it is assessed in the future.
36

Important Fund Policies and Other Information

Excessive Short-Term Trading
The Funds generally are not intended as short-term investment vehicles (except for the money market funds, Victory Short-Term Bond Fund, Victory Ultra Short-Term Bond Fund, and Victory Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as “market timing.”
Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the Funds can deter all excessive and short-term trading, the Board has adopted the following policies (except for the money market funds, Victory Short-Term Bond Fund, Victory Ultra Short-Term Bond Fund, and Victory Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing bona fide investors.
To deter such trading activities, the Funds’ policies and procedures state that:
◼
Each Fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.
◼
Each Fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by the Fund. Fair value pricing is used to adjust for “stale pricing” that may occur between the close of certain foreign exchanges or markets and the time when the Fund calculates its NAV per share. The use of fair value pricing is intended to deter investors who may be trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in a Fund using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a Fund’s NAV.
The Funds’ Right to Reject Purchase and Exchange Orders and Limit Trading in Accounts
The Funds’ main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons with a history of three short-term transactions within 90 days or less are suspected of market timing and the shareholder’s trading privileges (other than redemption of Fund shares) will be suspended. The Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, each Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund. For this purpose, a short-term transaction is a purchase or redemption of a Fund and, as applicable, a subsequent redemption or purchase of the same Fund, or an exchange of all or part of that same Fund.
The following transactions are exempt from the excessive short-term trading activity policies described above:
◼
Transactions in the money market funds, Victory Short-Term Bond Fund, Victory Ultra Short-Term Bond Fund, and Victory Tax Exempt Short-Term Fund;
◼
Purchases and sales pursuant to automatic investment or withdrawal plans;
◼
Purchases and sales made through Victory Capital 529 Education Savings Plan;
◼
Purchases and sales made in certain separately managed accounts in wrap fee programs;
◼
Purchases and sales by the Victory Target Retirement Funds, Victory Cornerstone Conservative
37

Important Fund Policies and Other Information

Fund, and/or Victory Cornerstone Equity Fund; and
◼
Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.
If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular Fund or all of the Funds.
The Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading. The Funds or the transfer agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.
The Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase shares of a Fund through financial intermediaries that establish omnibus accounts to invest in the Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The Funds subject to the short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the Funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or Funds will review net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.
We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary’s policies are determined by us to be at least as stringent as the Funds’ policy. For shares purchased through financial intermediaries there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.
Because of the increased costs to review underlying trading information, the Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.
38

Important Fund Policies and Other Information

Other Fund Rights
The Fund reserves the right to:
◼
Reject or restrict purchase or exchange orders when in the best interest of the Fund;
◼
Limit or discontinue the offering of shares of the Fund without notice to the shareholders;
◼
Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;
◼
Redeem some or all of its shares in kind when in the best interest of the Fund;
◼
Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);
◼
Redeem an account with less than $500, with certain limitations;
◼
Restrict or liquidate an account when necessary or appropriate to comply with federal law; and
◼
Discontinue or otherwise limit the opening of accounts with us.
Additional Information
The Trust enters into contractual arrangements with various parties, including, among others, the Fund's adviser, transfer agent, and distributor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust or the Fund.
This Prospectus provides information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. Neither this Prospectus nor the related SAI is intended to be, or should be read to give rise to, an agreement or contract between the Trust or the Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.
39

Financial Highlights

The following financial highlights tables are intended to help you understand the Fund's and relevant share classes' financial performance for the past five years or since inception. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund Shares and Institutional Shares (assuming reinvestment of all income dividends and capital gain distributions).
The information has been derived from financial statements audited by Cohen & Company, Ltd., an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund’s Form N-CSR, which is available upon request. Information for the fiscal periods ended prior to April 30, 2025, was audited by the Fund’s former independent registered public accounting firm.
40

Victory Income Stock Fund
	Fund Shares
For a Share Outstanding Throughout Each Period	Year Ended 4/30/26	Year Ended 4/30/25	Year Ended 4/30/24	9 Months Ended 4/30/23(a)	Year Ended 7/31/22	Year Ended 7/31/21
Net Asset Value, Beginning of Period	$17.27	$19.31	$17.44	$18.75	$20.18	$15.73
Investment Activities:
Net investment income (loss)(b)	0.37	0.42	0.42	0.34	0.40	0.34
Net realized and unrealized gains (losses)	3.98	0.81	2.52	0.01	0.21	4.45
Total from Investment Activities	4.35	1.23	2.94	0.35	0.61	4.79
Distributions to Shareholders from:
Net investment income	(0.38)	(0.40)	(0.44)	(0.29)	(0.43)	(0.33)
Net realized gains	(1.45)	(2.87)	(0.63)	(1.37)	(1.61)	(0.01)
Total Distributions	(1.83)	(3.27)	(1.07)	(1.66)	(2.04)	(0.34)
Net Asset Value, End of Period	$19.79	$17.27	$19.31	$17.44	$18.75	$20.18
Total Return(c),(d)	26.16%	5.65%	17.37%	1.82%	2.75%	30.75%
Ratios to Average Net Assets:
Net Expenses(e),(f)	0.72%	0.75%	0.75%	0.74%	0.70%	0.70%
Net Investment Income (Loss)(e)	1.96%	2.15%	2.32%	2.55%	2.04%	1.90%
Gross Expenses(e),(f)	0.72%	0.75%	0.75%	0.74%	0.70%	0.70%
Supplemental Data:
Net Assets at end of period (000's)	$1,913,382	$1,669,943	$1,727,892	$1,604,350	$1,670,838	$1,740,731
Portfolio Turnover(c),(g)	59%	76%	58%	32%	50%	53%
(a)
Effective April 30, 2023, the Fund’s fiscal year-end changed from July 31 to April 30.
(b)
Per share net investment income (loss) has been calculated using the average daily shares method.
(c)
Not annualized for periods less than one year.
(d)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.
(e)
Annualized for periods less than one year.
(f)
Does not include acquired fund fees and expenses, if any.
(g)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
41

Victory Income Stock Fund

	Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended 4/30/26	Year Ended 4/30/25	Year Ended 4/30/24	9 Months Ended 4/30/23(a)	Year Ended 7/31/22	Year Ended 7/31/21
Net Asset Value, Beginning of Period	$17.24	$19.27	$17.41	$18.72	$20.15	$15.71
Investment Activities:
Net investment income (loss)(b)	0.37	0.41	0.42	0.34	0.40	0.34
Net realized and unrealized gains (losses)	3.96	0.82	2.51	0.02	0.21	4.44
Total from Investment Activities	4.33	1.23	2.93	0.36	0.61	4.78
Distributions to Shareholders from:
Net investment income	(0.38)	(0.39)	(0.44)	(0.30)	(0.43)	(0.33)
Net realized gains	(1.45)	(2.87)	(0.63)	(1.37)	(1.61)	(0.01)
Total Distributions	(1.83)	(3.26)	(1.07)	(1.67)	(2.04)	(0.34)
Net Asset Value, End of Period	$19.74	$17.24	$19.27	$17.41	$18.72	$20.15
Total Return(c),(d)	26.09%	5.71%	17.35%	1.83%	2.77%	30.75%
Ratios to Average Net Assets:
Net Expenses(e),(f)	0.73%	0.76%	0.74%	0.72%	0.68%	0.68%
Net Investment Income (Loss)(e)	1.96%	2.14%	2.33%	2.57%	2.05%	1.91%
Gross Expenses(e),(f)	0.73%	0.76%	0.75%	0.73%	0.69%	0.69%
Supplemental Data:
Net Assets at end of period (000's)	$768,493	$725,303	$869,460	$804,090	$953,444	$1,078,555
Portfolio Turnover(c),(g)	59%	76%	58%	32%	50%	53%
(a)
Effective April 30, 2023, the Fund’s fiscal year-end changed from July 31 to April 30.
(b)
Per share net investment income (loss) has been calculated using the average daily shares method.
(c)
Not annualized for periods less than one year.
(d)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.
(e)
Annualized for periods less than one year.
(f)
Does not include acquired fund fees and expenses, if any.
(g)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
42

43

44

45

23454-0926
By mail:
Victory Funds
P.O. Box 182903
Columbus, OH 43218-2903

P.O. Box 182903
Columbus, OH 43218-2903
Statement of Additional Information (“SAI”): A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference into this Prospectus, which means it is legally part of the prospectus.
Annual/Semi-Annual Reports and Form N-CSR: The Fund's annual and semi-annual reports to shareholders and Form N-CSR contain more information about the Fund's investments. The annual shareholder report also includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal period. The Fund's Form N-CSR filings contain the Fund's annual and semi-annual financial statements.
How to Obtain Information: You may obtain a free copy of the SAI, annual and semi-annual reports and other information such as Fund financial statements and ask questions about the Fund or your accounts, online at VictoryFunds.com, by contacting the Fund at the following address or telephone number, or by contacting your financial intermediary.
By telephone:
Call Victory Funds at
(800) 235-8396
You also can obtain information about the Fund (including the SAI, other reports, and other information such as Fund financial statements) from the SEC on the SEC’s EDGAR database at sec.gov or, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov
Investment Company Act File No. 811-7852

September 1, 2026
Prospectus
Victory Extended Market Index Fund
Fund Shares
USMIX
Victory 500 Index Fund
Member Shares	Reward Shares
USSPX	USPRX
Victory Nasdaq-100 Index Fund
Fund Shares	Institutional Shares	Class A	Class C	Class R6
USNQX	UINQX	UANQX	UCNQX	URNQX
The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
vcm.com
(800) 235-8396

Victory Extended Market Index Fund Summary
Investment Objective
The Victory Extended Market Index Fund (the “Fund”) seeks to match, before fees and expenses, the performance of all small- and mid-cap stocks as measured by the Victory Extended Market Index (the “Index”).
Fund Fees and Expenses
The tables below describe the fees and expenses that you may pay, if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Shareholder Fees
(paid directly from your investment)
Fund Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of purchase or sale price)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.10%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.24%
Total Annual Fund Operating Expenses[1]	0.34%
1
Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual fund operating expenses (excluding certain items such as acquired fund fees and expenses, if any, interest, taxes, brokerage commissions, capitalized expenses, and other extraordinary expenses) do not exceed an annual rate of 0.43% of the Fund through at least August 31, 2027. The Adviser is permitted to recoup management fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund’s Board of Trustees.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or continue to hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Fund Shares	$35	$109	$191	$431
1

Victory Extended Market Index Fund Summary
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the most recent fiscal year, the Fund's portfolio turnover rate was 17% of the average value of its portfolio.
Principal Investment Strategy
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in securities included in the Index. This strategy may be changed upon 60 days’ prior written notice to shareholders.
The Index is a market-cap weighted index consisting of the small- and mid-cap companies in the U.S. equity market.The Index consists of the securities within the VettaFi US Equity 3000 IndexSM (“Parent Index”) after eliminating the largest 500 companies. The Parent Index measures the performance of the largest 3000 U.S. equity securities with readily available price data. The number of securities in the Index fluctuates and may be more or less than 2,500. As of June 30, 2026, the market capitalization range of the companies included in the Index was between $40 million and less than $4.842 trillion. The size of companies in the Index changes with market conditions and the composition of the Index.
In seeking to track the performance of the Index, the Fund uses the “sampling” method of indexing. Under this approach, the Fund selects a representative sample of stocks and/or derivatives that resemble the Index in terms of industry weightings, market capitalization, and other characteristics. It is not the Fund’s intent to fully replicate the Index.
Principal Risks
The Fund’s investments are subject to the following principal risks:
General Market Risk – Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, imposition of tariffs, sanctions against a particular foreign country, its nationals, businesses or industries, and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes may add to instability in global economies and markets generally and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.
Equity Securities Risk – The values of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general market, economic, and political conditions, and other factors. A company’s earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, tariffs, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or may last for extended periods. Equity securities have the lowest priority, and the greatest risk, with respect to dividends and any liquidation payments in the event of an issuer’s bankruptcy.
Small-Capitalization and Mid-Capitalization Stock Risk – The Fund invests in small- and mid-capitalization companies, which may be more vulnerable than larger companies to adverse business or economic conditions. Securities of small- and mid-capitalization companies may be less
2

Victory Extended Market Index Fund Summary
liquid and more volatile than securities of larger companies or the market in general and, therefore, may involve greater risk than investing in securities of larger companies.
Tracking Error Risk – While the Fund attempts to match the performance of the Index as closely as possible before the deductions of fees and expenses, the ability of the Fund to meet its investment objective depends to some extent on the cash flow in and out of the Fund. The Fund’s performance may be affected by factors such as the size of the Fund’s portfolio, transaction costs, management fees and expenses, and brokerage commissions and fees. Changes in the Fund’s cash flow may affect how closely the Fund tracks the Index. The Fund’s use of representative sampling may cause the tracking error to be higher than would be the case if the Fund purchased all of the securities in the Index.
Passive Management Risk – The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Fund’s Index or of the actual securities included in the Index. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund’s performance could be lower than actively managed funds that can shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers.
Any investment involves risk, and there is no assurance that a Fund’s objective will be achieved. By itself, the Fund does not constitute a complete investment plan. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in a Fund.
An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Investment Performance
The following bar chart and table are intended to help you understand some indication of the risks of investing in the Fund. The bar chart illustrates the Fund's volatility by showing how performance has varied from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the Fund for the periods indicated compared to those of the Fund's regulatory broad-based securities market index and against additional indices with investment characteristics similar to the Fund. We assume reinvestment of dividends and distributions. Performance reflects any expense limitations in effect during the periods shown.
Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. The Fund’s most current performance information is available on the Fund’s website at vcm.com or by calling (800) 235-8396.
3

Victory Extended Market Index Fund Summary
Calendar Year Returns for Fund Shares

40%
30%
20%
10%
0%
-10%
-20%
-30%
15.48%
17.72%
-9.70%
27.94%
31.20%
15.61%
-24.03%
25.65%
12.13%
10.52%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter	30.18%	June 30, 2020
Lowest Quarter	-28.14%	March 31, 2020

Year-to-date return	16.09%	June 30, 2026

Average Annual Total Returns (For the Periods Ended December 31, 2025)	1 Year	5 Years	10 Years
FUND SHARES Before Taxes	10.52%	6.46%	10.91%
FUND SHARES After Taxes on Distributions	8.86%	3.96%	8.74%
FUND SHARES After Taxes on Distributions and Sale of Fund Shares	7.32%	4.64%	8.35%
Indices
Russell 3000® Index reflects no deduction for fees, expenses, or taxes	17.15%	13.15%	14.29%
Victory Extended Market Index reflects no deduction for fees, expenses, or taxes	10.81%	N/A	16.89%[1]
Blended-Victory Extended Market Index/Wilshire 4500 Completion Index reflects no deduction for fees, expenses, or taxes[2]	10.81%	6.77%	11.48%
1
Performance information is not available for periods prior to the Index's inception date of December 1, 2023. Information for the Index in this column reflects performance of the Index from December 1, 2023, to December 31, 2025. Performance information is not annualized for less than one year.
2
The Blended-Victory Extended Market Index/Wilshire 4500 Completion Index performance reflects that of the Wilshire 4500 Completion Index, the Fund's prior index, through November 30, 2023, and the Victory Extended Market Index from December 1, 2023, onward.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (“IRA”) or 401(k) plan, the after-tax returns shown in the table are not relevant to you.
4

Victory Extended Market Index Fund Summary
Management of the Fund
Investment Adviser
Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser.
The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. The portfolio manager primarily responsible for the day-to-day management of the Fund is a member of the Adviser’s Victory Solutions platform.
Portfolio Management
	Title	Tenure with the Fund
Mannik S. Dhillon, CFA, CAIA	President, Investment Franchises & Solutions	Since 2019
Lela Dunlap, CFA	Portfolio Manager, VictoryShares and Solutions	Since 2025
Purchase and Sale of Fund Shares
You may purchase or sell shares of the Fund on any business day through vcm.com or by telephone at (800) 235-8396. You also may purchase or sell shares of the Fund through certain other financial intermediaries. If you have opened an account directly with the Fund, you also may purchase and sell shares of the Fund by mail at P.O. Box 182903, Columbus, Ohio 43218-2903. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.
◼
Minimum initial purchase: $3,000
◼
Minimum subsequent investment: $50
Tax Information
The Fund intends to make distributions that generally will be taxed to you as ordinary income or long-term capital gains, unless you are a tax-exempt investor or you invest through an IRA, 401(k) plan, or other tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.
5

Victory 500 Index Fund Summary
Investment Objective
The Victory 500 Index Fund (the “Fund”) seeks to match, before fees and expenses, the performance of the stocks composing the Victory US Large Cap 500 Index (the “Index”). The Index emphasizes stocks of large U.S. companies.
Fund Fees and Expenses
The tables below describe the fees and expenses that you may pay, if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Shareholder Fees
(paid directly from your investment)
	Member Shares	Reward Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of purchase or sale price)	None	None
Account Maintenance Fee (for Fund account balances below $10,000)	$ 10.00[1]	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.10%	0.10%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%
Other Expenses	0.12%	0.08%
Total Annual Fund Operating Expenses	0.22%	0.18%
Fee Waiver/Expense Reimbursement[2]	0.00%	(0.03)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	0.22%	0.15%
1
Victory Capital Transfer Agency, Inc., the Fund’s transfer agent, assesses a $10 annual account maintenance fee to allocate part of the fixed costs of maintaining shareholder accounts. The transfer agent deducts $2.50 per quarter from your account to pay the annual fee.
2
Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual fund operating expenses (excluding certain items such as acquired fund fees and expenses, if any, interest, taxes, brokerage commissions, capitalized expenses, and other extraordinary expenses) do not exceed an annual rate of 0.25% and 0.15% of the Member Shares and Reward Shares, respectively, through at least August 31, 2027. The Adviser is permitted to recoup management fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund’s Board of Trustees.
6

Victory 500 Index Fund Summary
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or continue to hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Member Shares	$23	$71	$124	$280
Reward Shares	$15	$55	$98	$227
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the most recent fiscal year, the Fund's portfolio turnover rate was 3% of the average value of its portfolio.
Principal Investment Strategy
Under normal circumstances, the Fund invests at least 80% of the Fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in securities included in the Index. This strategy may be changed upon 60 days’ prior written notice to shareholders.
The Index is a market-cap weighted index that consists of the largest 500 companies within the VettaFi US Equity 3000 IndexSM (“Parent Index”). The Parent Index measures the performance of the largest 3000 U.S. equity securities with readily available price data. In seeking to track the performance of the Index, the Fund attempts to allocate investments among stocks in approximately the same weightings as the Index, beginning with the stocks that make up the larger portion of the Index’s value. The Fund is rebalanced as required to reflect index changes and to accommodate Fund cash flows. The Fund may exclude or remove any Index stock that it believes is illiquid or has been impaired by financial conditions or other extraordinary events.
To the extent that the Index concentrates in the securities of a particular industry or group of industries, the Fund will similarly concentrate its investments. As of the date of this Prospectus, the Fund’s investments are not concentrated in any industry or group of industries, although the Fund’s investments are more focused in the information technology sector, consistent with the Index.
Principal Risks
The Fund’s investments are subject to the following principal risks:
General Market Risk – Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, imposition of tariffs, sanctions against a particular foreign country, its nationals, businesses or industries, and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes may add to instability in global economies and markets generally and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or
7

Victory 500 Index Fund Summary
region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.
Equity Securities Risk – The values of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general market, economic, and political conditions, and other factors. A company’s earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, tariffs, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or may last for extended periods. Equity securities have the lowest priority, and the greatest risk, with respect to dividends and any liquidation payments in the event of an issuer’s bankruptcy.
Large-Capitalization Stock Risk – The Fund invests in large-capitalization companies. Such investments may go in and out of favor based on market and economic conditions and may underperform other market segments. Some large-capitalization companies may be unable to respond quickly to new competitive challenges and attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large-capitalization companies could trail the returns on investments in stocks of small- and mid-capitalization companies.
Tracking Error Risk – While the Fund attempts to match the performance of the Index as closely as possible before the deductions of fees and expenses, the ability of the Fund to meet its investment objective depends to some extent on the cash flow in and out of the Fund. The Fund’s performance may be affected by factors such as the size of the Fund’s portfolio, transaction costs, management fees and expenses, and brokerage commissions and fees. Changes in the Fund’s cash flow may affect how closely the Fund tracks the Index.
Passive Management Risk – The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Fund’s Index or of the actual securities included in the Index. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund’s performance could be lower than actively managed funds that can shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers.
Sector Risk – To the extent the Fund’s investments are concentrated in an industry or group of industries or focused in one or more sectors, such as the information technology sector, market or economic factors impacting those sectors could have a significant effect on the value of the Fund's investments and could make the Fund's performance more volatile. For example, the values of companies in the information technology sector are particularly vulnerable to economic downturns, short product cycles and aggressive pricing, market competition and changes in government regulation.
Large Shareholder Risk – The actions by one large shareholder or multiple shareholders acting simultaneously may have an impact on a Fund and, therefore, indirectly on other shareholders. Shareholder purchase and redemption activity may affect the per share amount of a Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on a Fund’s shareholders subject to federal income tax. To the extent a larger shareholder is permitted to invest in a Fund, a Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on a Fund.
Any investment involves risk, and there is no assurance that a Fund’s objective will be achieved. By itself, the Fund does not constitute a complete investment plan. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial
8

Victory 500 Index Fund Summary
markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in a Fund.
An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Investment Performance
The following bar chart and table are intended to help you understand some indication of the risks of investing in the Fund. The bar chart illustrates the Member Shares' volatility by showing how performance has varied from year to year for each full calendar year over the past 10 years. The table compares the Fund's average annual total returns of the Fund's share classes over the same period to a broad-based securities market index with investment characteristics similar to those of the Fund and the Fund's benchmark index. We assume reinvestment of dividends and distributions.
Performance data for the classes varies based on differences in their fee and expense structures and reflects any expense limitations in effect during the periods shown. Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. The Fund’s most current performance information is available on the Fund’s website at vcm.com or by calling (800) 235-8396.
Calendar Year Returns for Member Shares

45%
30%
15%
0%
-15%
-30%
11.70%
21.53%
-4.65%
31.19%
21.22%
27.50%
-19.38%
26.96%
25.05%
17.66%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter	21.22%	June 30, 2020
Lowest Quarter	-18.91%	March 31, 2020

Year-to-date return	10.39%	June 30, 2026
9

Victory 500 Index Fund Summary

Average Annual Total Returns (For the Periods Ended December 31, 2025)	1 Year	5 Years	10 Years
MEMBER SHARES Before Taxes[1]	17.66%	13.94%	14.73%
MEMBER SHARES After Taxes on Distributions[1]	16.52%	13.00%	13.82%
MEMBER SHARES After Taxes on Distributions and Sale of Fund Shares[1]	11.24%	11.01%	12.15%
REWARD SHARES Before Taxes	17.74%	14.04%	14.84%
Indices
S&P 500® Index reflects no deduction for fees, expenses, or taxes	17.88%	14.42%	14.82%
Victory US Large Cap 500 Index reflects no deduction for fees, expenses, or taxes[2]	17.91%	14.23%	15.08%
1
Excludes $10 account maintenance fee, which is waived for accounts over $10,000 or more.
2
Effective December 1, 2023, VettaFi, LLC was approved to administer, calculate, and publish the Victory US Large Cap 500 Index, the index that the Fund seeks to track. The returns shown reflect those of the benchmark administered, calculated, and published by Wilshire Associates Incorporated, through November 30, 2023, and those of the benchmark administered, calculated, and published by VettaFi, LLC from December 1, 2023, onward. The methodology for calculating benchmark returns is substantially the same with the new benchmark provider.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (“IRA”) or 401(k) plan, the after-tax returns shown in the table are not relevant to you.  Please note that after-tax returns are shown only for the Member Shares and may differ for each share class.
Management of the Fund
Investment Adviser
Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser.
The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. The portfolio manager primarily responsible for the day-to-day management of the Fund is a member of the Adviser’s Victory Solutions platform.
Portfolio Management
	Title	Tenure with the Fund
Mannik S. Dhillon, CFA, CAIA	President, Investment Franchises & Solutions	Since 2019
Lela Dunlap, CFA	Portfolio Manager, VictoryShares and Solutions	Since 2025
Purchase and Sale of Fund Shares
You may purchase or sell shares of the Fund on any business day through vcm.com or by telephone at (800) 235-8396. You also may purchase or sell shares of the Fund through certain other financial intermediaries. If you have opened an account directly with the Fund, you also may purchase and sell shares of the Fund by mail at P.O. Box 182903, Columbus, Ohio 43218-2903. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.
10

Victory 500 Index Fund Summary
Member Shares:
The minimum initial purchase is $3,000. The minimum subsequent investment is $50.
Reward Shares:
The minimum initial purchase is $100,000 for new investors; or shares of the Fund held through a discretionary managed account program. The minimum subsequent investment is $50.
Tax Information
The Fund intends to make distributions that generally will be taxed to you as ordinary income or long-term capital gains, unless you are a tax-exempt investor or you invest through an IRA, 401(k) plan, or other tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.
11

Victory Nasdaq-100 Index Fund Summary
Investment Objective
The Victory Nasdaq-100 Index Fund (the “Fund”) seeks to match, before fees and expenses, the performance of the stocks composing the Nasdaq-100 Index1. The Nasdaq-100 Index (the “Index”) represents 100 of the largest nonfinancial stocks traded on The Nasdaq Stock Market®.
1
Nasdaq-100®, Nasdaq-100 Index®, and Nasdaq® are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the “Corporations”) and have been licensed for our use.
Fund Fees and Expenses
The tables below describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in one or more Victory Funds. More information about these and other discounts is available under Investing with the Victory Funds on page 29 of the Fund’s prospectus, in Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries, and from your financial intermediary.
Shareholder Fees
(paid directly from your investment)
	Fund Shares	Institutional Shares	Class A	Class C	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	2.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of purchase or sale price)	None	None	None	1.00%[1]	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.20%	0.20%	0.20%	0.20%	0.20%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%	0.25%	1.00%	0.00%
Other Expenses	0.22%	0.23%	0.31%	0.38%	0.09%
Total Annual Fund Operating Expenses	0.42%	0.43%	0.76%	1.58%	0.29%
Fee Waiver/Expense Reimbursement[2]	0.00%	0.00%	(0.06)%	(0.13)%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	0.42%	0.43%	0.70%	1.45%	0.29%
1
Applies to shares sold within 12 months of purchase.
2
Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual fund operating expenses (excluding certain items such as acquired fund fees and expenses, if any, interest, taxes, brokerage commissions, capitalized expenses, and other extraordinary expenses) do not exceed an annual rate of 0.48%, 0.44%, 0.70%, 1.45%, and 0.40% of the Fund Shares, Institutional Shares, Class A, Class C, and Class R6, respectively, through at least August 31, 2027. The Adviser is permitted to recoup management fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund’s Board of Trustees.
12

Victory Nasdaq-100 Index Fund Summary
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or continue to hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. After eight years, Class C shares of the Fund generally will convert automatically to Class A shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Fund Shares	$43	$135	$235	$530
Institutional Shares	$44	$138	$241	$542
Class A	$295	$457	$632	$1,141
Class C	$248	$486	$848	$1,647
Class R6	$30	$93	$163	$368
The following example makes the same assumptions as the example above, except that it assumes you do not sell your Class C shares at the end of the period.
	1 Year	3 Years	5 Years	10 Years
Class C	$148	$486	$848	$1,647
The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the most recent fiscal year, the Fund's portfolio turnover rate was 13% of the average value of its portfolio.
Principal Investment Strategy
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in securities included in the Index. This strategy may be changed upon 60 days’ prior written notice to shareholders. The Index is an index composed of 100 of the largest nonfinancial domestic and international companies listed on The Nasdaq Stock Market based on market capitalization.
In seeking to track the performance of the Index, the Fund will normally invest in all the common stocks of companies in the Index in roughly the same proportions as their weightings in the index. While the Fund attempts to replicate the Index, there may be times when the Fund and the Index do not match exactly. At times, the Fund may purchase a stock not included in the Index when it believes doing so would be a cost-efficient way of approximating the Index’s performance, for example, in anticipation of a stock being added to the Index. To the extent that the Index concentrates in the securities of a particular industry or group of industries, the Fund will similarly concentrate its investments. As of the date of this Prospectus, the Fund’s investments are not concentrated in any industry or group of industries, although the Fund’s investments are more focused in the technology sectors, consistent with the Index.
13

Victory Nasdaq-100 Index Fund Summary
The Fund is non-diversified and expects to hold a larger portion of its assets in a smaller number of issuers.
Principal Risks
The Fund’s investments are subject to the following principal risks:
General Market Risk – Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, imposition of tariffs, sanctions against a particular foreign country, its nationals, businesses or industries, and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes may add to instability in global economies and markets generally and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.
Equity Securities Risk – The values of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general market, economic, and political conditions, and other factors. A company’s earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, tariffs, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or may last for extended periods. Equity securities have the lowest priority, and the greatest risk, with respect to dividends and any liquidation payments in the event of an issuer’s bankruptcy.
Foreign Securities Risk – Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Global markets, or those in a particular region, may all react in similar fashion to important political, economic, or other developments. Events and evolving conditions in certain economies or markets, including with respect to tariffs or sanctions, may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile.
Non-Diversification Risk - The Fund is non-diversified, which means that it may invest a larger portion of its assets in a smaller number of issuers. This could make the Fund more susceptible to economic or credit risks than a diversified fund.
Sector Risk – To the extent the Fund’s investments are concentrated in an industry or group of industries or focused in one or more sectors, such as technology sectors, market or economic factors impacting those sectors could have a significant effect on the value of the Fund's investments and could make the Fund's performance more volatile. For example, the values of companies in the information technology sector are particularly vulnerable to economic downturns, short product cycles and aggressive pricing, market competition and changes in government regulation.
Tracking Error Risk – While the Fund attempts to match the performance of the Index as closely as possible before the deductions of fees and expenses, the ability of the Fund to meet its investment objective depends to some extent on the cash flow in and out of the Fund. The Fund’s performance may be affected by factors such as the size of the Fund’s portfolio, transaction costs, management fees and expenses, and brokerage commissions and fees. Changes in the Fund’s cash flow may affect how closely the Fund tracks the Index.
Passive Management Risk – The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Fund’s Index or of the actual securities included in the Index. This differs from an
14

Victory Nasdaq-100 Index Fund Summary
actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund’s performance could be lower than actively managed funds that can shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers.
Large Shareholder Risk – The actions by one large shareholder or multiple shareholders acting simultaneously may have an impact on a Fund and, therefore, indirectly on other shareholders. Shareholder purchase and redemption activity may affect the per share amount of a Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on a Fund’s shareholders subject to federal income tax. To the extent a larger shareholder is permitted to invest in a Fund, a Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on a Fund.
Any investment involves risk, and there is no assurance that a Fund’s objective will be achieved. By itself, the Fund does not constitute a complete investment plan. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in a Fund.
An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Investment Performance
The following bar chart and table are intended to help you understand some indication of the risks of investing in the Fund. The bar chart illustrates the Fund Shares’ volatility by showing how performance has varied from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the Fund for the periods indicated compared to those of the Fund's regulatory broad-based securities market index, the Fund's benchmark index, and a broad-based securities market index with investment characteristics similar to those of the Fund. We assume reinvestment of dividends and distributions.
Performance data for the classes varies based on differences in their fee and expense structures and reflects any expense limitations in effect during the periods shown. Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. The Fund’s most current performance information is available on the Fund’s website at vcm.com or by calling (800) 235-8396.
15

Victory Nasdaq-100 Index Fund Summary
Calendar Year Returns for Fund Shares

75%
50%
25%
0%
-25%
-50%
6.68%
32.29%
-0.44%
38.86%
48.30%
26.96%
-32.69%
54.41%
25.42%
20.58%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter	30.14%	June 30, 2020
Lowest Quarter	-22.40%	June 30, 2022

Year-to-date return	20.07%	June 30, 2026

Average Annual Total Returns (For the Periods Ended December 31, 2025)	1 Year	5 Years	10 Years (or Life of Class)
FUND SHARES Before Taxes	20.58%	14.82%	19.17%
FUND SHARES After Taxes on Distributions	19.74%	13.91%	18.53%
FUND SHARES After Taxes on Distributions and Sale of Fund Shares	12.79%	11.67%	16.33%
INSTITUTIONAL SHARES Before Taxes	20.56%	14.81%	18.83%[1]
CLASS A Before Taxes	17.54%	13.99%	18.03%[1]
CLASS C Before Taxes	18.34%	13.65%	17.63%[1]
CLASS R6 Before Taxes	20.71%	14.97%	19.78%[2]
Indices
S&P 500® Index reflects no deduction for fees, expenses, or taxes	17.88%	14.42%	14.82%
Nasdaq-100 Index reflects no deduction for fees, expenses, or taxes	21.02%	15.30%	19.70%
Russell 1000® Growth Index reflects no deduction for fees, expenses, or taxes	18.56%	15.32%	18.13%
1
Inception date of Institutional Shares, Class A, and Class C is June 29, 2020.
2
Inception date of Class R6 is March 1, 2017.
16

Victory Nasdaq-100 Index Fund Summary
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (“IRA”) or 401(k) plan, the after-tax returns shown in the table are not relevant to you.  Please note that after-tax returns are shown only for the Fund Shares and may differ for each share class.
Management of the Fund
Investment Adviser
Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser.
The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. The portfolio manager primarily responsible for the day-to-day management of the Fund is a member of the Adviser’s Victory Solutions platform.
Portfolio Management
	Title	Tenure with the Fund
Mannik S. Dhillon, CFA, CAIA	President, Investment Franchises & Solutions	Since 2019
Lela Dunlap, CFA	Portfolio Manager, VictoryShares and Solutions	Since 2025
Purchase and Sale of Fund Shares
Investment Minimums	Fund Shares	Institutional Shares	Class A	Class C	Class R6
Minimum Initial Investment	$3,000	$1,000,000	$2,500	$2,500	None
Minimum Subsequent Investments	$50	None	$50	$50	None
You may purchase or sell Fund Shares on any business day through vcm.com or by telephone at (800) 235-8396. You also may purchase or sell Fund Shares through certain other financial intermediaries. If you have opened an account directly with the Fund, you also may purchase and sell Fund Shares by mail at P.O. Box 182903, Columbus, OH 43218-2903. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Institutional Shares are not offered for sale directly to the general public. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.
For Class A and Class C shares, a $1,000 minimum initial purchase amount and a $50 minimum subsequent purchase amount apply for Individual Retirement Accounts (“IRAs”), gift/transfer to minor accounts, and purchases through automatic investment plans.
Certain broker-dealers and other financial intermediaries (such as a bank) may establish higher or lower minimum initial and subsequent investment amounts to which you may be subject if you invest through them.
Class R6 shares are available through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. Class R6 shares also are available to eligible investors as described in the prospectus. Please contact your plan administrator or recordkeeper to purchase or sell (redeem) shares from your retirement plan.
17

Victory Nasdaq-100 Index Fund Summary
When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value (“NAV”) after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.
Tax Information
The Fund intends to make distributions that generally will be taxed to you as ordinary income or long-term capital gains, unless you are a tax-exempt investor or you invest through an IRA, 401(k) plan, or other tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions for investments in all share classes except the Class R6. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.
18

Additional Fund Information

Victory Capital Management Inc., which we refer to as the “Adviser” throughout the Prospectus, manages each Fund.
Each Fund is managed by the Adviser who also manages other funds, each having distinct investment management objectives, strategies, risks, and policies. Together, these funds are referred to in this Prospectus as the “Victory Funds” or, more simply, the “Funds.”
As described in this Prospectus, each Fund has its own investment objective, policies, and strategies. There is no assurance that a Fund will achieve its investment objective. The Funds’ Board of Trustees (the “Board”) may change each Fund’s investment objective without shareholder approval. The Fund will provide shareholders notice of any such change. Except as otherwise noted, the investment policies and strategies of a Fund are not fundamental policies and may be changed without a shareholder vote.
19

Overview of Index Funds

Index funds are mutual funds that attempt to track the performance of a specific index. An index is an unmanaged group of securities whose overall performance is used as a standard to measure investment performance of a particular market. It is a passive measure of stock market returns. It does not factor in the costs of buying, selling, and holding stocks, which are reflected in a fund’s performance. In this prospectus, we offer you a choice of three index funds that provide you a convenient and cost-efficient means of investing in a portfolio that generally reflects the performance of some portion of the stock market. An index fund has operating expenses and transaction costs, while the market index does not. Keep in mind that the target index is a model, not an actual portfolio, and you cannot invest directly in an index. Therefore, while a fund attempts to track its target index as closely as possible, it typically will not match the performance of the index exactly.
20

A Brief Description of the Indices

VettaFi LLC Indexes
The VettaFi US Equity 3000 Index (“VettaFi Index”) is the property of VettaFi LLC and has been licensed for use by Victory Capital Management Inc. (“Victory Capital”) in connection with the Victory Extended Market Index and the Victory 500 Index (the “Indexes”).
The Funds are not issued, sponsored, endorsed, sold, or promoted by VettaFi LLC or its affiliates (collectively, “VettaFi”) or any of its index calculations agents, if any. VettaFi makes no representation or warranty, express or implied, to the purchasers or owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Indexes to track general market performance. VettaFi is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Funds to be issued. VettaFi has no obligation or liability in connection with the issuance, administration, marketing, or trading of the Funds.
Neither VettaFi nor any of its index calculation agents, if any, guarantee the accuracy and/or completeness of the Indexes or any data included therein and neither VettaFi nor its agents shall have any liability for any errors, omissions, interruptions, or defects therein. VettaFi makes no warranty, express or implied, representations or promises, as to results to be obtained by Victory Capital or any other person or entity from the use of the Indexes or any data included therein. VettaFi makes no express or implied warranties, representations or promises, regarding the originality, merchantability, suitability, or fitness for a particular purpose or use with respect to the Indexes or any data included therein. Without limiting any of the foregoing, in no event shall VettaFi or its index calculation agents, if any, have any liability for any direct, indirect, special, incidental, punitive, consequential, or other damages (including lost profits), even if notified of the possibility of such damages.
The Victory Extended Market Index and the Victory US Large Cap 500 Index are custom indexes powered by VettaFi. Each stock in the respective index contributes to the index in the same proportion as the value of its shares. The indexes are reconstituted semi-annually and rebalanced quarterly. Securities that no longer meet eligibility for the index upon rebalancing are omitted. A security also may be removed from an index in between rebalancing if it no longer represents an investable asset due to legal constraints or other independent factors. See Additional Information on the VettaFi Index for further information.
Nasdaq-100 Index
The Nasdaq-100 Index is an index composed of 100 of the largest nonfinancial domestic and international companies listed on The Nasdaq Stock Market based on market capitalization. The index reflects companies across major industry groups such as computer hardware and software, telecommunications, retail/wholesale trade, and biotechnology. It does not contain financial companies, including investment companies. The index may include one or more depositary receipts representing a security of a non-U.S. issuer. See Additional Information on the Nasdaq-100 Index for further information.
21

The Basics of Index Investing

Index funds are not managed according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, index funds utilize a “passive” or “indexing” investment approach in an attempt to match, as closely as possible, the performance of the relevant index.
The Funds generally seek to track the returns of their respective index before fees and expenses by employing a full replication strategy that seeks to hold all the stocks in that index. For the Victory Extended Market Index Fund, the Adviser may choose instead to select a representative sample of stocks from the targeted index that will resemble the full index in terms of industry weightings, market capitalization, price/earnings ratios, dividend yield, and other characteristics. For example, if 10% of an index was made up of technology stocks, the Fund would invest approximately 10% of its assets in some, but not all, of the technology stocks included in that index. This approach generally is less expensive than buying and holding all of the stocks in a particular index but may result in greater tracking error when compared to a full replication strategy.
The ability of the Fund to replicate the total return of the index may be affected by, among other things, transaction costs, administrative expenses, taxes, changes in the composition of the index or the assets of the Fund, the timing and amount of investors’ contributions and withdrawals, and other fees and expenses borne by the Fund.
Indexing may appeal to many investors because it provides simplicity through a straightforward market-matching strategy and may provide diversification by investing in a wide variety of companies and industries. Indexing tends to involve lower costs than actively managed funds because index funds do not have many of the expenses of actively managed funds such as research, and usually have relatively low trading activity, so total brokerage commissions tend to be lower.
In seeking to track the performance of a Fund's respective index, each Fund will attempt to allocate the investments of the Fund among stocks in approximately the same weightings as the respective index, beginning with the stocks that make up the larger portion of the index’s value.
Over the long term (i.e., periods of three to five years), each Fund will seek a correlation between the performance of the Fund, before fees and expenses, and that of the respective index of 0.95 or better. A figure of 1.00 would indicate perfect correlation, meaning that the Fund always moves up in value when a Fund's respective index rises and down in value when the index declines. In the event that the targeted correlation is not achieved, alternative structures may be considered.
Under normal market conditions, each Fund’s assets generally will be invested in stocks included in its respective index. However, each Fund may hold up to 20% of its assets in short-term debt securities, money market instruments, stock index futures, and options, in most cases to provide liquidity to pay redemptions and fees. In addition, each Fund may lend securities with a value up to 33 1/3% of its total assets.
Each Fund may invest in derivative instruments, and may at times invest a significant portion of its assets in futures contracts linked to the performance of the index or other indices that are highly correlated with the index. Derivatives allow the Fund to increase or decrease its exposure to the index quickly and at less cost than buying or selling stocks. Each Fund may invest in options, futures, and other derivative instruments in order to gain market exposure quickly in the event of subscriptions, to maintain liquidity in the event of redemptions, and to keep trading costs low. Each Fund also may purchase exchange-traded funds (“ETFs”).
Each Fund generally will invest in stock index futures and options in an attempt to reduce any performance discrepancies between the Fund and its respective index. Each Fund generally will not use these derivative instruments for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. These investments tend to reduce transaction costs or add value when they are favorably priced.
22

Risk Factors

The following provides additional information about the Funds' principal risks and supplements the risks discussed in each Fund’s Summary section of this Prospectus.
ETF Risk: ETFs, which generally are registered investment companies, incur their own management fees and other expenses, such as trustees’ fees, operating expenses, registration fees, and marketing expenses, a proportionate share of which would be borne by the Fund. As a result, an investment by a Fund in an ETF could cause the Fund’s operating expenses to be higher and, in turn, its performance to be lower than if it were to invest directly in the securities held by the ETF. In addition, the Fund will be exposed indirectly to all of the risks of the securities held by the ETFs.
Passive ETFs that invest in the securities and sectors contained in the indexes they seek to track do not attempt to take defensive positions in volatile or declining markets or under other conditions. Furthermore, such ETFs will be unable to duplicate exactly the performance of the underlying indexes they track.
The price of an ETF is determined by supply and demand. Thus, ETFs do not necessarily trade at their net asset value (“NAV”), which means their shares may trade at a premium or discount.
In addition, although ETFs generally are listed on securities exchanges, there can be no assurances that an ETF will continue to satisfy the listing qualifications or that an active trading market for such ETFs will be maintained. Secondary market trading in ETFs also may be halted by a national securities exchange because of market conditions or for other reasons.
Foreign Investing Risk: Because the Victory 500 Index Fund and Victory Nasdaq-100 Index Fund may invest in securities of foreign issuers, each Fundis subject to the risks of foreign investing. These risks include currency exchange rate fluctuations; foreign market illiquidity; emerging-market risk; increased price volatility; uncertain political conditions; exchange-control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; difficulties in obtaining legal judgments; and foreign withholding taxes.
Futures and Options Risk: Risks associated with investments in futures and options include the risk that the futures or options contract will not fully offset the underlying position and that the investments in futures and options used for risk management may not have the intended effects and may result in losses or missed opportunities. The risk of loss of money from futures contracts and options on futures contracts used for non-hedging purposes may be greater than that of investments for hedging purposes.
General Market Risk: The Funds are subject to market risk, which is the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact a market as a whole and adverse market conditions may be prolonged and may not have the same impact on all types of securities. In addition, markets and market-participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.
Market turmoil may be reflected in perceptions of economic uncertainty, price volatility in the equity and debt markets, and fluctuating trading liquidity. In response, governments may adopt a variety of fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and lower interest rates. An unexpected or quick reversal of these policies could increase volatility in the equity and debt markets. Market conditions and economic
23

Risk Factors

risks could have a significant effect on domestic and international economies, and could add significantly to the risks of increased volatility and decreased liquidity for the Funds' portfolio. Equity securities tend to be more volatile than debt securities.
◼
Information Technology and Operations Risk: Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The information technology and other operational systems upon which a Fund’s service providers rely may be subject to cyber attack or other technological disruptions, and could otherwise disrupt the ability of these service providers to perform essential tasks for the Funds. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.
◼
Geopolitical/Natural Disaster Risk: Political and diplomatic events within the United States, including a contentious domestic political environment, changes in political party control of one or more branches of the U.S. government, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a U.S. government shutdown, and disagreements over, or threats not to increase, the U.S. government’s borrowing limit (or “debt ceiling”), as well as political and diplomatic events abroad, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. A downgrade of the ratings of U.S. government debt obligations, or concerns about the U.S. government’s credit quality in general, could have a substantial negative effect on the U.S. and global economies. Moreover, although the U.S. government has honored its credit obligations, there remains a possibility that the United States could default on its obligations. The consequences of such an unprecedented event are impossible to predict, but it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Fund’s investments. Similarly, environmental and public health risks, such as natural disasters or epidemics, or widespread fear that such events may occur, may impact markets and economies adversely and cause market volatility in both the short- and long-term.
Index Risk: Each Fund attempts to track the performance of its respective index. The Fund’s performance will be negatively affected by general declines in the securities and asset classes represented in the index. In addition, because a Fund is not actively managed, unless a specific security is removed from its index, the Fund generally will not sell a security because the security’s issuer was in financial trouble. The Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, the Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.
Large-Capitalization Company Risk: Investments in large-capitalization companies may go in and out of favor based on market and economic conditions and may underperform other market segments. Some large-capitalization companies may be unable to respond quickly to new competitive challenges and attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large-capitalization companies could trail the returns on investments in stocks of small- and mid-capitalization companies.
Large Shareholder Risk: Each Fund, like all mutual funds, pools the investments of many investors. Actions by one shareholder or multiple shareholders may have an impact on a Fund and, therefore, indirectly on other shareholders. For example, significant levels of new investments in a Fund by shareholders may cause a Fund to have more cash than would otherwise be the case, which might
24

Risk Factors

have a positive or negative impact on Fund performance. Similarly, redemption activity might cause a Fund to sell portfolio securities, which may increase transaction costs and might generate a capital gain or loss, or cause it to borrow funds on a short-term basis to cover redemptions, which would cause a Fund to incur costs that, in effect, would be borne by all shareholders, not just the redeeming shareholders. Shareholder purchase and redemption activity also may affect the per share amount of a Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on a Fund’s shareholders subject to federal income tax. To the extent a larger shareholder is permitted to invest in a Fund, a Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on a Fund.
Leveraging Risk: The Funds are subject to leveraging risk. Leveraging risk is the risk associated with securities or practices that multiply small price movements into large changes in value. The more a Fund invests in leveraged instruments or strategies that use leveraged instruments, the more this leverage will magnify any losses on those investments.
Liquidity Risk: Certain securities held by a Fund may be difficult (or impossible) to sell at the time and at the price a Fund would like due to a variety of factors, including general market conditions, the perceived financial strength of the issuer, or specific restrictions on resale of the securities. Consequently, a Fund may have to hold these securities longer than it would like and may forgo other investment opportunities. It also is possible that a Fund could be prevented from realizing capital gains or could be forced to incur capital losses if the Adviser is unable to sell a position at the time or price of the Adviser’s choosing. Lack of liquidity may impact valuation of such securities and a Fund’s NAV adversely, especially during times of financial distress. In addition, a Fund may not be able to raise cash when needed or may be forced to sell other investments to raise cash, which could impact a Fund’s performance negatively. Infrequent trading of securities also may lead to an increase in price volatility. Liquidity is a general investment risk that potentially could impact any security, but funds that invest in privately-placed securities, certain small-company securities, high-yield bonds, mortgage-backed or asset-backed securities, foreign or emerging-market securities, derivatives, or other structured investments, which all have experienced periods of illiquidity, generally are subject to greater liquidity risk than funds that do not invest in these types of securities.
Non-Diversification Risk: The Victory Nasdaq-100 Index Fund is non-diversified, which means that it may invest a greater percentage of its assets in a single issuer or a limited number of issuers, such as a single stock or bond. Because a relatively high percentage of the Fund’s total assets may be invested in the securities of a single issuer or a limited number of issuers, the Fund’s portfolio may be more sensitive to changes in the market value of these securities. Such a focused investment strategy may increase the volatility of the Fund’s investment results, because this Fund may be more susceptible to risks associated with a single issuer or economic, political, or regulatory events than a diversified fund.
Sector Risk: The Victory 500 Index Fund and Victory Nasdaq-100 Index Fund are subject to sector risk. The returns from a specific type of security may trail returns from other asset classes or the overall market. For example, the stocks that make up the index currently are heavily weighted in the technology sectors. Technology companies may be particularly vulnerable to factors affecting the technology sector, such as dependency on consumer and business acceptance as new technology evolves, large and rapid price movements resulting from competition, rapid obsolescence of products and services, and short product cycles. Many technology companies are small and at an earlier stage of development and, therefore, may be subject to risks such as those arising out of limited product lines, markets, and financial and managerial resources. High volatility or poor performance of the sectors will directly affect the Fund’s performance. Sectors will go through cycles of doing better or worse than stocks or bonds in general. These periods may last for several years.
25

Risk Factors

Small- and Mid-Capitalization Company Risk: The Victory Extended Market Index Fund is subject to small- and mid-capitalization company risk. Small- and mid-cap companies may be more vulnerable than larger companies to adverse business or economic conditions. These companies also may have limited product lines, markets, or financial resources, and can be particularly sensitive to interest rates, borrowing costs, and earnings. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market in general and, therefore, may involve greater risk than investing in securities of larger companies. In addition, small- and mid-cap companies may not be well known to the investing public, may not have institutional ownership, and may have only cyclical, static, or moderate growth prospects. Investing more heavily in one market capitalization (large, medium, or small) carries the risk that due to market conditions, that market capitalization sector may underperform the others.
Tracking Error Risk: While each Fund attempts to match its respective index as closely as possible, the ability of the Fund to meet its investment objective depends to some extent on the cash flow in and out of the Fund. Each Fund’s performance may be affected by factors such as the size of the Fund’s portfolio, transaction costs, management fees and expenses, and brokerage commissions and fees. When a shareholder buys or sells shares of a Fund, the Fund generally has to buy or sell stocks in its portfolio. Changes in a Fund’s cash flow affect how closely the Fund will track its respective index. Because of the differences between the index and a Fund’s portfolio, a Fund may not track its respective index perfectly. If a Fund uses representative sampling to track its Index, this may cause the tracking error to be higher than would be the case if the Fund purchased all of the securities in the Index.
Additional Risk Factors. The Adviser may use several types of investment strategies in pursuing the Funds' overall investment objective. The following risks are those that the Adviser does not consider to be principal risks of the Funds. Additional risks are included in the Funds' SAI.
Derivatives Risk: A Fund may invest in futures, options, swaps, and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, exchange-traded funds (“ETFs”), or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses, underperformance, or missed opportunities; the risk that a Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose a Fund to the effects of leverage, which could increase a Fund’s market exposure, magnify investment risks and losses, and cause losses to be realized more quickly. In addition, current regulation may limit a Fund’s ability to invest in derivatives. There is no guarantee that derivative techniques will be employed or that they will work as intended, and their use could lower returns or even result in losses to a Fund.
Securities Lending Risk: Each Fund may lend portfolio securities to broker-dealers or other institutions on a fully collateralized basis. There is a risk of delay in recovering a loaned security and/or risk of loss in collateral if the borrower becomes insolvent. There also is risk of loss if the borrower defaults and fails to return the loaned securities. Each Fund could incur losses on the reinvestment of cash collateral from the loan, if the value of the short-term investments acquired with the cash collateral is less than the amount of cash collateral required to be returned to the borrower.
26

Organization and Management of the Funds

The Funds' Board has the overall responsibility for overseeing the management of a Fund.
The Investment Adviser
The Adviser serves as the investment adviser to each of the Victory Funds pursuant to an investment advisory agreement and oversees the operations of the Funds according to investment policies and procedures adopted by the Board. The Adviser is a New York corporation that is registered as an investment adviser with the Securities and Exchange Commission (“SEC”). As of July 31, 2026, the Adviser managed and advised assets totaling in excess of $348.8 billion for individual and institutional clients. The Adviser’s principal address is 15935 La Cantera Parkway, San Antonio, TX 78256.
A discussion regarding the basis of the Board’s approval of the Funds' Advisory Agreement is available in each Fund's Form N-CSR for the most recent fiscal year ended April 30.
The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. Victory Capital’s Victory Solutions platform oversees the rules-based investment strategies and is responsible for the day-to-day investment management of the Funds.
See Fund Fees and Expenses for information about any contractual agreement agreed to by the Adviser to waive fees and/or reimburse expenses with respect to the Funds. From time to time, the Adviser also may voluntarily waive fees and/or reimburse expenses in amounts exceeding those required to be waived or reimbursed under any contractual agreement that may be in place with respect to the Funds.
Each Fund pays the Adviser an investment advisory fee, which is accrued daily and paid monthly, equal to an annualized rate of each Fund’s average daily net assets as follows:
Fund	Advisory Fee
Victory Extended Market Index Fund	0.10%
Victory 500 Index Fund	0.10%
Victory Nasdaq-100 Index Fund	0.20%
Each Fund is authorized, although the Adviser has no present intention of using such authority, to use a “manager-of-managers” structure. The Adviser could select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of the Funds' assets. The Adviser would monitor each subadviser’s performance through quantitative and qualitative analysis and periodically report to the Board as to whether a subadviser’s agreement should be renewed, terminated, or modified. The Adviser also would be responsible for determining how the Funds' assets should be allocated to the subadvisers. The allocation for a subadviser could range from 0% to 100% of the Funds' assets, and the Adviser could change the allocations without shareholder approval.
27

Organization and Management of the Funds

Portfolio Management
Mannik S. Dhillon, CFA, CAIA, President, Investment Franchises & Solutions, has managed each Fund since 2019. Mr. Dhillon served as Victory Capital’s Head of Investment Solutions, Product, and Strategy from 2015-2017. He served as a managing director and head of manager research with Wilshire Associates, where he evaluated asset managers and led strategic consulting engagements from 2010-2015. He is a Chartered Financial Analyst (“CFA”) and Chartered Alternative Investment Analyst (“CAIA”).
Lela Dunlap, CFA, Portfolio Manager, VictoryShares and Solutions, has co-managed each Fund since September 2025. Ms. Dunlap has 19 years of investment management experience, five years of which were with USAA Asset Management Company, which was acquired by the Adviser’s parent company in 2019. She holds the CFA designation and is a member of the CFA Society of San Antonio.
The SAI provides additional information about the portfolio manager's compensation, other accounts managed, and ownership of Fund securities.
28

Investing with the Victory Funds

If you are looking for a convenient way to open an account or to add money to an existing account, we can help. The sections that follow will serve as a guide to your investment with the Victory Funds. These sections describe many of the share classes currently offered by the Victory Funds. Choosing a Share Class will help you decide which share class may be to your advantage to buy.
Keep in mind that Institutional Shares and Class R6 shares are available for purchase only by eligible shareholders. In addition, not all Victory Funds offer each class of shares described below; and therefore, certain classes may be discussed that are not necessarily offered by a Fund. The classes of shares that are offered by a Fund are those listed on the cover page designated with a ticker symbol. A Fund also may offer other share classes in different prospectuses.
This section of the prospectus also describes how to open an account, how to access information about your account, and how to buy, exchange, and sell shares of a Fund. Note, this information may vary if you invest through a third party such as a brokerage firm and will be dependent on that firm’s policies and practices. Consult your Investment Professional for specific details.
We want to make it simple for you to do business with us. If you have questions about any of this information, please call your investment professional or one of our customer service representatives at (800) 235-8396. They will be happy to assist you.
An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information.
Your Investment Professional also can help you decide which share class is best for you.
Investment Professionals and other financial intermediaries may charge fees for their services.

Choosing a Share Class
Fund Shares
◼
No front-end sales charge or contingent deferred sales charge (“CDSC”). All your money goes to work for you right away.
◼
Fund Shares do not pay any ongoing distribution and/or service (12b-1) fees.
◼
Typically, lower annual expenses than all classes except Institutional and Class R6 shares.
Institutional Shares
◼
No front-end sales charge or CDSC. All your money goes to work for you right away.
◼
Institutional Shares do not pay any ongoing distribution and/or service (12b-1) fees.
◼
Institutional Shares are only available to certain investors.
◼
Typically, lower annual expenses than all classes except Class R6 shares.
Class A
◼
Front-end sales charge, as described in this section. There are several ways to reduce or eliminate this charge as discussed under Sales Charge Reductions and Waivers for Class A Shares.
◼
A CDSC may be imposed if you sell your shares within 18 months of their purchase. The CDSC may be waived or reduced in certain circumstances as discussed under CDSC Reductions for Class A and Class C Shares.
◼
Class A shares also pay ongoing distribution and/or service (12b-1) fees.
◼
Lower annual expenses than Class C shares.
Class C
◼
No front-end sales charge. All your money goes to work for you right away.
29

Investing with the Victory Funds

◼
A CDSC may be imposed if you sell your shares within 12 months of purchase. The CDSC may be waived or reduced in certain circumstances as discussed under CDSC Reductions for Class A and Class C Shares.
◼
Class C shares also pay ongoing distribution and/or service (12b-1) fees.
◼
Higher annual expenses than all other classes of shares.
Class R6
◼
No front-end sales charge or CDSC. All your money goes to work for you right away.
◼
Class R6 shares do not pay any ongoing distribution and/or service (12b-1) fees.
◼
Class R6 shares are only available to certain investors.
◼
Typically, lower annual expenses than all other classes of shares.
Member and Reward Shares
Victory 500 Index Fund only
◼
No front-end sales charge. All your money goes to work for you right away.
◼
No ongoing distribution and/or service (12b-1) fees.
◼
Reward Shares have lower annual expenses than Member Shares but are subject to higher minimum investment.
Share Classes
When you purchase shares of the Fund, you must choose a share class. The Fund offers the share classes listed on the prospectus cover designated with their ticker symbol. Each share class represents an interest in the same portfolio of securities and is not a separate mutual fund. The classes differ in the sales charges, if any, and expenses that apply to your investment, allowing you and your Investment Professional to choose the class that best suits your investment needs. The Fund may offer additional classes of shares in the future.
Deciding which share class best suits your investment needs depends on a number of factors that you should discuss with your Investment Professional, including: whether you are eligible to invest in a particular class, how long you expect to hold your investment, how much you intend to invest in the Fund, and the total expenses associated with each share class.
The Fund reserves the right, without notice, to change the eligibility criteria for purchasing a particular share class. For example, a class of shares may be available to purchase only by retirement plans or by institutional investors. The Fund also may waive any applicable eligibility criteria or investment minimums at its discretion.
The Fund or any class may be closed at any time for failure to achieve an economical level of assets or for other reasons. Certain financial intermediaries who hold shares on behalf of their customers impose fees when the amount of shares of a particular class falls below a minimum threshold. To the extent that the amount of shares falls below that threshold, the Fund reserves the right to liquidate the shares held in accounts maintained by the financial intermediary.
Shares of the Funds are only available for sale in the United States and certain other areas subject to U.S. jurisdiction and may not be offered for sale in non-U.S. jurisdictions, except as approved by the Adviser. Investors residing outside of the United States (except those with Air/Army Post Office (“APO”), Fleet Post Office (“FPO”), or Diplomatic Post Office (“DPO”) addresses) generally may not purchase shares of the Funds, even if they are U.S. citizens or lawful permanent residents.
30

Investing with the Victory Funds

Eligibility Requirements to Purchase Member Shares and Reward Shares
Member Shares and Reward Shares are each a separate share class of the Victory 500 Index Fund and are not separate mutual funds. Shares of the Victory 500 Index Fund are available for purchase directly with the Fund on the Internet, by telephone, or by mail.
If shares of the Victory 500 Index Fund are purchased through a retirement account or an investment professional (i.e., a financial intermediary), the policies and procedures relating to these purchases may differ from those discussed in this prospectus and may vary. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.
Note: Reward Shares are not available to: SIMPLE IRAs, SEP IRAs, KEOGHs, 403(b) custodian accounts, accounts held in pension plans, profit sharing plans, accounts held by corporations.
Eligibility Requirements to Purchase Fund Shares
The Fund Shares are a separate share class of the Victory Extended Market Index Fund and Victory Nasdaq-100 Index Fund and are not a separate mutual fund. Fund Shares are available for purchase directly with the Fund on the Internet, by telephone, or by mail. Fund Shares also are available through certain financial intermediaries.
If Fund Shares are purchased through a retirement account or an investment professional (i.e., a financial intermediary), the policies and procedures relating to these purchases may differ from those discussed in this prospectus. Additional fees also may apply to your investment in a Fund, including a transaction fee, if you buy or sell shares of a Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.
Eligibility Requirements to Purchase Institutional Shares
The Institutional Shares may be purchased by or through:
◼
Institutional and individual investors with a minimum investment in Institutional Shares of $1,000,000 who purchase through certain broker-dealers or directly from the transfer agent;
◼
Investors who purchase through advisory programs with an approved financial intermediary in which the financial intermediary typically charges the investor a fee based upon the value of the account (“Advisory Programs”). Such transactions may be subject to additional rules or requirements of the applicable Advisory Program;
◼
Brokerage platforms of firms that have agreements with the Distributor to offer such shares solely when acting as an agent for the investor and the investor may be required to pay a commission and/or other forms of compensation to the broker; or
◼
Institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as Affiliated Funds, and other persons or legal entities that the Fund may approve from time to time.
A Fund may allow a lower initial investment if, in the opinion of the Distributor, the investor has the adequate intent and availability of assets to reach a future level of investment of $1,000,000.
Eligibility Requirements to Purchase Class A and Class C Shares
Class A and Class C shares generally are made available through broker-dealers and other financial intermediaries and are subject to certain sales charges described below.
31

Investing with the Victory Funds

Calculation of Sales Charges for Class A Shares
For historical expense information, see the “Financial Highlights” at the end of this Prospectus.
Class A shares are sold at their public offering price, which is the NAV plus any applicable initial sales charge, also referred to as the “front-end sales load.” The sales charge may be reduced or eliminated for larger purchases, as detailed below or as described under Sales Charge Reductions and Waivers for Class A Shares. The investment levels required to obtain a reduced sales charge are commonly referred to as “breakpoints.”
All Class A purchases are subject to the terms described herein except for those purchases made through an intermediary specified in Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.
In order to obtain a breakpoint discount, you must inform the Victory Funds or your investment professional at the time you purchase shares of the existence of the other Victory accounts or purchases of Victory Funds that are eligible to be linked for the purpose of calculating the initial sales charge. The Fund or your investment professional may ask you for records or other information about other Victory Funds held in your Victory accounts and any linked accounts, such as accounts opened with a different financial intermediary.
The current sales charge rates and breakpoint levels for Class A shares of the Victory Nasdaq-100 Index Fund are listed below:
Your Investment in the Fund	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment
Less than $100,000	2.25%	2.30%
$100,000 up to $249,999	1.75%	1.78%
Over $250,000	0.00%	0.00%
Sales Charge Reductions and Waivers for Class A Shares
There are several ways you can combine multiple purchases of Class A shares of the Victory Funds to take advantage of reduced sales charges or, in some cases, eliminate sales charges.
There are a number of ways you can reduce your sales charges, which we describe below. In order to obtain a Class A sales charge reduction or waiver, you must provide your financial intermediary or the Funds, at the time of purchase, with current information regarding shares of any Victory Funds held in other accounts. This information must include account statements or other records (including written representations from the intermediary holding the shares) that indicate any accounts (e.g., retirement accounts) established (i) with the Victory Funds and your investment professional; (ii) with other financial intermediaries; and (iii) in the name of immediate family household members (spouse or domestic partner and children under 21) with regard to Rights of Accumulation.
The availability of a sales charge reduction or waiver discussed below will depend upon whether you purchase your shares directly from the Fund or through a financial intermediary. If you are eligible for a sales charge reduction because you own shares of other Victory Funds, you must notify the Fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge reductions or waivers. Some intermediaries impose different policies for sales charge waivers and reductions. These variations are described in Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries. Except as described with respect to the intermediaries specified in Appendix A, all Class A shares are subject to the terms stated below.
32

Investing with the Victory Funds

In order to obtain waivers and discounts that are not available through your intermediary, you must purchase Fund shares directly from the Fund or through another intermediary.
You can find additional information regarding sales charges and their reductions, free of charge, at vcm.com/policies, by clicking on Victory Funds Pricing Policies.
You may reduce or eliminate the sales charge applicable to Class A shares in a number of ways:
◼
Breakpoint – Purchase a sufficient amount to reach a breakpoint (see Calculation of Sales Charges for Class A Shares above);
◼
Letter of Intent – If you anticipate purchasing $50,000 or more of Class A shares of the Fund, including any purchase of other Victory Funds of any share class (except money market funds and assets held in group retirement plans) within a 13-month period, you may qualify for a sales charge breakpoint as though you were investing the total amount in one lump sum. In order to qualify for the reduced sales charge, you must submit a non-binding Letter of Intent (the “Letter”) within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. You must start with a minimum initial investment of at least 5.00% of the total amount you intend to purchase. A portion of the shares purchased under the Letter will be held in escrow until the total investment has been completed. In the event you do not complete your commitment set forth in the Letter in the time period specified, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges;
◼
Right of Accumulation – Whereas a Letter of Intent allows you to qualify for a discount by combining your current purchase amount with purchases you intend to make in the near future, a Right of Accumulation allows you to reduce the initial sales charge on a Class A investment by combining the amount of your current purchase with the current market value of prior investments made by you, your spouse (including domestic partner), and your children under age 21 in any class of shares of any Victory Funds (except money market funds and any assets held in group retirement plans). The value of eligible existing holdings will be calculated by using the greater of the current value or the original investment amount. To ensure that you receive a reduced price using the Fund’s Right of Accumulation, you or your Investment Professional must inform the Funds that the Right applies each time shares are purchased and provide sufficient information to permit confirmation of qualification;
◼
Reinstatement Privilege – You may reinvest at NAV all or part of your redemption proceeds within 90 days of a redemption of Class A shares of the Fund;
◼
Waiver – The Victory Funds will completely waive the sales charge for Class A shares in the following cases:
◼
Purchases of $250,000 or more;
◼
Purchases by certain individuals associated with the Victory Funds or service providers (see Eligibility of Individuals Associated with the Victory Funds and Fund Service Providers);
◼
Purchases by registered broker-dealers, financial intermediaries or their agents, or affiliates who have agreements with the Fund’s distributor (the “Distributor”), if the shares are purchased for their own account, purchased for retirement plans of their employees, or sold to registered representatives or full-time employees (or their immediate families), provided that such purchase is for one of the foregoing types of accounts;
◼
Purchases for trust or other advisory accounts established with a financial institution and fee-based investment products or accounts;
◼
Reinvestment of proceeds from a liquidation distribution of Class A shares of Victory Funds held in a deferred compensation plan, agency, trust, or custody account;
33

Investing with the Victory Funds

◼
Purchases by retirement plans, including Section 401 and Section 457 plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans. Investors nonetheless may be charged a fee if they effect transactions in Class A shares through a broker or agent;
◼
Purchases by participants in no transaction fee programs offered by certain broker-dealers (sometimes referred to as “supermarkets”);
◼
Purchases by certain financial intermediaries who offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to their customers;
◼
Investors that have an investment account with the Adviser; or
◼
Individuals who reinvest the proceeds of redemptions from Institutional Shares or Class R6 shares of Victory Funds within 60 days of redemption.
You should inform the Fund or your investment professional at the time of purchase of the sales charge waiver category that you believe applies.
CDSC for Class A Shares
A contingent deferred sales charge (“CDSC”) of 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge if any of those shares are redeemed within 18 months of purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions.
More information is available in CDSC Reductions and Waivers for Class A and Class C Shares and Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries. All Class A purchases are subject to the terms described herein except for those purchases made through the intermediaries specified in Appendix A.
CDSC for Class C Shares
You will pay a 1.00% CDSC on any Class C shares you sell within 12 months of purchase. The CDSC is based on the current value of the shares being sold or their NAV when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. There is no CDSC imposed when you exchange your shares for Class C shares of another Victory Fund; however, your exchange is subject to the same CDSC schedule that applied to your original purchase.
An investor may, within 90 days of a redemption of Class C shares, reinvest all or part of the redemption proceeds in the Class C shares of any Victory Fund at the NAV next computed after receipt by the transfer agent of the reinvestment order. Class C share proceeds reinvested do not result in a refund of any CDSC paid by the shareholder, but the reinvested shares will be treated as CDSC-exempt upon reinvestment. The shareholder must ask the Distributor for such privilege at the time of reinvestment.
To keep your CDSC as low as possible, each time you sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your sale, we will sell the shares in the order they were purchased.
More information is available in CDSC Reductions and Waivers for Class A and Class C Shares and Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.
CDSC Reductions and Waivers for Class A and Class C Shares
No CDSC is imposed on redemptions of Class A and Class C shares in the following circumstances:
◼
To the extent that the shares redeemed:
◼
are no longer subject to the holding period for such shares;
34

Investing with the Victory Funds

◼
resulted from reinvestment of distributions; or
◼
were exchanged for shares of another Victory Fund as allowed by the prospectus, provided that the shares acquired in such exchange or subsequent exchanges will continue to remain subject to the CDSC, if applicable, calculated from the original date of purchase until the applicable holding period expires. In determining whether the CDSC applies to each redemption, shares not subject to a CDSC are redeemed first;
◼
Following the death or post-purchase disability of:
◼
a registered shareholder on an account; or
◼
a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;
◼
Distributions from individual retirement accounts, Section 403(b), Section 457, and Section 401 qualified plans, where redemptions result from:
◼
required minimum distributions with respect to that portion of such contributions that does not exceed 12% annually;
◼
tax free returns of excess contributions or returns of excess deferral amounts;
◼
distributions on the death or disability of the account holder;
◼
distributions for the purpose of a loan or hardship withdrawal from a participant plan balance; or
◼
distributions as a result of separation of service;
◼
Distributions as a result of a Qualified Domestic Relations Order or Domestic Relations Order required by a court settlement;
◼
In instances where the investor’s dealer or institution waived its commission in connection with the purchase and notifies the Distributor prior to the time of investment;
◼
When the redemption is made as part of a Systematic Withdrawal Plan (including dividends), up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established; or
◼
Participant-initiated distributions from employee benefit plans or participant-initiated exchanges among investment choices in employee benefit plans.
Eligibility Requirements to Purchase Class R6 Shares
Class R6 shares may only be purchased by or through:
◼
Endowments and foundations;
◼
Retirement plans, including Section 401 and Section 457 plans, Section 403 plans sponsored by a Section 501(c)(3) organization, employer-sponsored benefit plans (including health savings accounts) and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans;
◼
Advisory Programs with an approved financial intermediary in which the financial intermediary typically charges the investor a fee based upon the value of the account; or
◼
Registered investment companies.
Such investments may be subject to additional rules or requirements of the applicable Advisory Program.
The Class R6 shares are not available to retail accounts, traditional or Roth IRAs, SEPs, SARSEPs, SIMPLE IRAs, or 529 Education Savings Plans.
35

Investing with the Victory Funds

Eligibility of Individuals Associated with the Victory Funds and Fund Service Providers
Current and retired trustees of Victory-advised funds and the officers, directors, trustees, employees, and family members of employees of the Adviser or Affiliated Providers are eligible to purchase the lowest expense share class offered by the Fund. In the case of Class A shares, such purchases are not subject to a front-end sales charge. “Affiliated Providers” are affiliates of the Adviser and organizations that provide services to Victory Portfolios III (the “Trust”).
A Fund reserves the right to change the criteria for eligible investors and the investment minimums.
Additional Information Regarding Financial Intermediaries
Your ability to purchase, exchange, redeem, and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include: minimum investment requirements, exchange policies, fund choices, cutoff time for investments, and trading restrictions.
In addition, your financial intermediary may charge a transaction or other fee for the purchase or sale of shares of the Fund. Those charges are retained by the financial intermediary and are not shared with us. Please contact your financial intermediary or plan sponsor for a complete description of its policies.
Copies of each Fund's annual report, semi-annual report, and SAI are available from your financial intermediary or plan sponsor.
36

How to Buy Shares

Opening an Account With the Funds
You may purchase shares directly from the Fund or through certain investment professionals (e.g., financial intermediaries) as described below. If you already have an account with us, you will not need to fill out another application to invest in another fund, including other funds managed by the Adviser (together with the Fund, we refer to these as the “Affiliated Funds” or so simply as the “Funds”), unless the registration is different or we need further information to verify your identity.
As required by federal law, we must obtain certain information from you prior to opening an account with us. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. You may be asked for a copy of your driver’s license, passport, or other identifying documents as part of this process which may be cross-referenced against a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. If we subsequently are unable to verify your identity within a reasonable time, we may close your account or take other appropriate action. If your account is closed for this reason, your shares will be redeemed at the next calculated NAV. We prohibit opening accounts for certain investors, including but not limited to, foreign financial institutions, shell banks, correspondent accounts for foreign shell banks, and correspondent accounts for foreign financial institutions. A “foreign shell bank” is a foreign bank without a physical presence in any country. A “correspondent account” is an account established for a foreign bank to receive deposits from, or to make payments or other disbursements on behalf of, the foreign bank, or to handle other financial transactions related to such foreign bank.
Each shareholder named on an account with us must provide a Social Security number or other taxpayer identification number to avoid “backup” tax withholding required by the Internal Revenue Code of 1986, as amended (the “Code”).
Effective Date of Purchase
Purchase, exchange, and redemption requests are not processed until received in proper form. “Proper form” means actual receipt of the order along with all information and supporting documentation necessary to effect the transaction. Complete information may include any verification or confirmation of identity that the Funds' transfer agent or other authorized Fund agent may request. For purchase requests, “proper form” also generally includes receipt of sufficient funds to effect the purchase. Each Fund, its transfer agent, or any authorized Fund agent may, in its sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time. Financial intermediaries may have their own requirements for recognizing a transaction in proper form or good order. If you hold your shares through a financial intermediary, please contact them for specific proper form or good order requirements.
When you make a purchase, your purchase price will be the NAV per share next calculated after we or the financial intermediary receive your request in “proper form.” Each Fund’s NAV per share is calculated as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (“NYSE”) each day it is open for trading. If we or the financial intermediary receive your purchase request in proper form prior to that time, your purchase price will be the NAV per share calculated for that day. If we or the financial intermediary receive your purchase request in proper form after that time, the purchase price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.
The Funds or the Funds' Distributor or transfer agent may enter into agreements with Servicing Agents (such as financial intermediaries or plan sponsors), which hold shares of a Fund in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for
37

How to Buy Shares

shares of a Fund on a Fund’s behalf. Under these arrangements, a Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the respective Fund’s NAV per share next calculated after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time a Fund calculates its NAV.
Paying for Your Purchase
If you hold an account directly with a Fund and you plan to purchase shares from us with a check, the instrument must be written in U.S. dollars and drawn on a U.S. bank. If unclear or no instructions are provided with your check as to which fund the purchase was intended, we will make every effort to contact you to receive proper instructions. However, if we are unable to reach you within three business days of receipt of your check, we will deposit the funds in an existing or new Victory Treasury Money Market Trust account matching your existing registration. If we cannot locate an existing account matching your registration, the check will be returned within three business days. Initial purchases into an account by electronic funds transfer or check may be held for up to 30 days before any redemptions may be processed. We do not accept the following foreign instruments: checks, money orders, traveler’s checks, or other similar instruments. In addition, we do not accept cash or coins. If you plan to purchase shares through a financial intermediary, please check with that financial intermediary regarding acceptable forms of payment.
Minimum Investments
Member Shares: (Victory 500 Index Fund Only)
Fund Shares: (Victory Nasdaq-100 Index Fund and Victory Extended Market Index Fund)
$3,000 minimum. However, financial intermediaries may set different investment minimums, and the respective Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Reward Shares: (Victory 500 Index Fund Only)
$100,000 minimum for new investors. Alternatively, investors who hold Member Shares and whose account balance in the Fund is at least $100,000 or who have an account through a discretionary managed account program will have their Member Shares converted to Reward Shares (see the section titled How to Exchange Shares and Class Conversions). Until we verify that you are indeed eligible for Reward Shares, you will hold Member Shares, which will be converted to Reward Shares upon verification.
Institutional Shares: (Victory Nasdaq-100 Index Fund Only)
$1 million. However, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Class A and Class C Shares: (Victory Nasdaq-100 Index Fund Only)
$2,500 minimum ($1,000 for IRA accounts, gift/transfer to minor accounts, and purchases through automatic investment plans). However, financial intermediaries may set different investment minimums, and the Fund reserves the right to waive or lower purchase minimums in certain circumstances. For Class C shares, individual purchases of $250,000 and above will automatically be made in Class A shares.
If your account falls below the minimum investment amount, we may ask you to reestablish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.
38

How to Buy Shares

The minimum investment required to open an account may be waived or lowered for employees, and immediate family members of the employee, of the Adviser, the Administrator, and their affiliates. In addition, the minimum investment required may be waived when the Fund is purchased through an Advisory Program or within qualified retirement plans or in other similar circumstances.
Class R6 Shares: (Victory Nasdaq-100 Index Fund Only)
There is no minimum investment amount for Class R6 shares. However, financial intermediaries or plan recordkeepers may require participants to meet different investment minimums. Please contact your financial intermediary for additional information.
Purchasing Additional Shares
Member Shares and Reward Shares: (Victory 500 Index Fund Only)
Fund Shares: (Victory Nasdaq-100 Index Fund and Victory Extended Market Index Fund)
$50 per transaction minimum, per account. A Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Institutional Shares: (Victory Nasdaq-100 Index Fund Only)
There is no subsequent purchase minimum for investments in Institutional Shares.
Class A and Class C Shares: (Victory Nasdaq-100 Index Fund Only)
$50 per transaction minimum, per account.
Class R6 Shares: (Victory Nasdaq-100 Index Fund Only)
There is no subsequent purchase minimum investment amount for Class R6 shares. However, financial intermediaries or plan recordkeepers may require participants to meet different subsequent purchase requirements.
Contacting the Victory Funds
The following features may be available to you to purchase, exchange, and redeem shares of a Fund you hold in an account opened directly with a Fund. Once you have an existing account, you can make additional investments at any time in any amount (subject to any minimums) in the following ways. All website transactions should be placed online at vcm.com.
◼
Internet Access
Review account information and make most account transactions. This includes making purchases, exchanges, and redemptions; reviewing account activity; checking balances; and more.
◼
Mobile Access
Review account information and make most account transactions.
◼
Telephone Access
To access account information and make account transactions, call toll free (800) 235-8396 during normal business hours to speak with a member service representative.
◼
Mail
If you would like to make a purchase or request a redemption by mail, send your written instructions to:
Regular Mail:
Victory Funds
P.O. Box 182903
Columbus, OH 43218-2903
39

How to Buy Shares

Overnight Mail:
Use the following address ONLY for overnight packages:
Victory Funds
c/o FIS TA Operations
4249 Easton Way, Suite 400
Columbus, OH 43219
PHONE: (800) 235-8396
◼
Bank Wire
To add to your account or request a redemption by bank wire, visit the vcm.com website or call (800) 235-8396 for instructions. This helps to ensure that your account will be credited or debited promptly and correctly. Any commercial bank can transfer same-day funds by wire.
Although the transfer agent currently does not charge you for receiving same-day funds, it reserves the right to charge for this service in the future. Your bank may charge you for wiring same-day funds.
◼
Electronic Funds Transfer
Additional purchases on a regular basis may be deducted electronically from a bank account. To sign up for these services when opening an account, visit the vcm.com website or call (800) 235-8396 for assistance. Currently, the Fund does not charge a fee for electronic transfers, but it reserves the right to charge for this service in the future. Your originating bank may charge a fee for electronic transfers.
40

How to Exchange Shares and Class Conversions

There may be limits on the ability to exchange between certain Victory Funds. You can obtain a list of Victory Funds available for exchange by calling (800) 235-8396 or by visiting VictoryFunds.com
The shares of any class of a Fund may be exchanged for the shares of any other class offered by the Fund or the same class, or any other class, of any other Victory Funds, either through your investment professional or directly through the Fund, subject to the conditions described below:
◼
Exchanges are subject to any CDSC, minimum investment limitation, or eligibility requirements described in the applicable prospectus and SAI. You may be required to provide sufficient information to establish eligibility to exchange into a new share class.
◼
To exchange between Victory Funds, the other Victory Fund you wish to exchange into must be eligible for exchange with your Fund.
◼
Shares of the Victory Fund selected for exchange must be available for sale in your state of residence.
If you have questions about these, or any of the Fund’s other exchange policies, please consult your customer service representative or your Investment Professional before requesting an exchange.
Before exchanging, you should read the prospectus of the Fund you wish to exchange into, which may be subject to different risks, fees, and expenses.
Other Exchange Rules You Should Know
If you have opened an account directly with a Fund, you may make exchanges on vcm.com. After we receive the exchange orders, the Fund’s transfer agent will simultaneously process exchange redemptions and purchases at the share prices next calculated pursuant to the procedures set forth herein. See Effective Date of Purchase for additional information. The investment minimums applicable to share purchases also apply to exchanges.
If you hold shares of a Fund in an account with a financial intermediary or plan sponsor, the policies and procedures on an exchange may differ from those discussed in this Prospectus. Additional fees also may apply to your investment in a Fund, including a transaction fee, if you buy, sell, or exchange shares of a Fund through a broker or other Investment Professional. For more information on these fees, check with your Investment Professional.
An exchange of Fund shares for shares of another Victory Fund constitutes a sale for tax purposes unless the exchange is made within an IRA or other tax-deferred account.
The Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. The Fund may terminate or modify the exchange privilege at any time upon 60 days’ notice to shareholders.
For information on how to exchange shares of a Fund that were purchased through your employer’s retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.
Conversion into Reward Shares
The following discussion applies to the Victory 500 Index Fund only. We will convert Member Shares into Reward Shares if you meet either of the following criteria:
◼
Your account balance in the Fund is at least $100,000; or
◼
You hold Member Shares through a discretionary managed account program.
41

How to Exchange Shares and Class Conversions

Conversion into Member Shares
If you no longer meet the requirements for our Reward Shares, the Fund may reclassify your Reward Shares into Member Shares. A decline in your account balance due to redemption or exchange may result in such a conversion. Market movement alone, however, will not result in a conversion. The Fund will notify you in writing before any mandatory conversion into Member Shares.
If your account held Reward Shares as of April 30, 2006, and does not satisfy the above criteria, you may continue to hold Reward Shares and are eligible to purchase additional Reward Shares in your account, provided that you continue to satisfy the eligibility criteria that were previously in effect and on which the purchase of your Reward Shares was based. A conversion between share classes of the same fund is a non-taxable event.
Class C Share Conversion
Class C shares of the Fund will automatically convert to Class A shares in the month following the eight-year anniversary date of the purchase of the Class C shares. Your financial intermediary may have a conversion schedule that is shorter than eight years. Class C conversions will be effected at the relative NAV of each such class without the imposition of any sales charge, fee or other charge.
You may be able to voluntarily convert your Class C shares before the stated anniversary to a different share class of the same Fund that has a lower total annual operating expense ratio provided certain conditions are met. This voluntary conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Adviser or the Distributor specific for this purpose. Generally, Class C shares are not eligible for conversion until the applicable CDSC period has expired. Please contact your financial intermediary for additional information.
Other Conversions
Under certain circumstances, we may convert your (i) Institutional Shares to Fund Shares and (ii) Class A shares to Fund Shares or Institutional Shares, as applicable.
The Fund also may provide for other conversion privileges from time to time under which a shareholder of the Fund may convert shares into another class of shares of the same Fund under certain circumstances, subject to approval by the Fund’s officers. For example, subject to approval by the Fund’s officers, a shareholder may convert shares of one class of the Fund held through an eligible advisory program into shares of another class of the Fund (if available) with a lower expense ratio, provided that following the conversion the shareholder meets applicable eligibility requirements for the class into which the shareholder seeks to convert (as described in this prospectus).
Pricing
When a conversion occurs, you receive shares of one class of a fund for shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs per share of the two share classes. A conversion between share classes of the same fund is a non-taxable event.
Conversions are not subject to the Fund's restrictions on short-term trading activity discussed under Excessive Short-Term Trading.
42

How to Sell Shares

Shareholders will receive a redemption price of the NAV per share next calculated after we receive the redemption request in “proper form” as provided under Effective Date of Purchase. If we receive the redemption request in proper form prior to the close of the NYSE’s regular trading session (generally 4 p.m. Eastern time), the redemption price will be the NAV per share calculated for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.
Under certain circumstances and when deemed to be in the Fund’s best interests, proceeds may not be sent to intermediaries for up to seven days after receipt of the redemption order.
There are a number of convenient ways to sell your shares.
If you have a direct account with a Fund, you may redeem shares of a Fund on the Internet, by telephone, or by mail on any day the NAV per share is calculated. You can use the same mailing addresses listed under the section titled How to Buy Shares.
◼
By Internet
Log on to your account using vcm.com and place your redemption request.
◼
By Telephone
Call toll free (800) 235-8396 during normal business hours. You have the following options for receiving your redemption proceeds:
◼
Mail a check to the address of record;
◼
Wire funds to a previously designated domestic financial institution;
◼
Mail a check to a previously designated alternate address; or
◼
Electronically transfer your redemption via EFT to a previously designated domestic financial institution.
Each Fund has undertaken certain authentication procedures regarding telephone transactions and will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.
◼
By Mail
Use the regular U.S. mail or overnight mail address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds.
◼
By Wire
If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call before the close of trading on the NYSE, your funds will be wired on the next business day.
◼
By Electronic Funds Transfer (“EFT”)
Normally, your redemptions will be processed on the same day, but will be processed on the next day if received after close of trading on the NYSE. It will be transferred by EFT as long as the transfer is to a domestic bank.
43

How to Sell Shares

Additional Information About Redemptions
Each Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).
Under normal market conditions, each Fund typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. Under deteriorating market conditions or market stress, a Fund also may borrow to meet redemption requests. A Fund and the other Affiliated Funds are limited as to the amount that each may individually and collectively borrow in these circumstances. As a result, borrowings available to a Fund may be insufficient to satisfy Fund redemption requests. In addition, a Fund reserves the right to honor redemption orders wholly or partly with in-kind distributions of Fund portfolio securities instead of cash.
Fund Shares, Member Shares, and Reward Shares:
If you hold shares of a Fund through an account directly with a Fund, a Fund typically expects to pay out redemption proceeds on the next business day after your order is received in proper form; however, it may take up to seven days to send your proceeds.
Payment for redemption of shares purchased by electronic funds transfer (“EFT”) or check will be sent after the EFT or check has cleared, which could take up to 30 days from the initial purchase date into the Fund and, for subsequent purchases into the Fund, seven business days from the purchase date.
If you choose to have your redemption proceeds mailed to you and either the U.S. Postal Service is unable to deliver the distribution check to you or the check remains outstanding for more than six months, the Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed redemption checks.
If you hold shares of a Fund with a financial intermediary, please contact your financial intermediary regarding redemption policies. Normally, a Fund transmits proceeds to intermediaries for redemption orders that are received in proper form on the next business day after receipt.
Institutional Shares:
Institutional Shares typically expect to pay out redemption proceeds on the next business day after your order is received in proper form; however, it may take up to seven days to send your proceeds.
Class A and Class C Shares:
Check with your financial intermediary for its policies on redemptions. Class A and Class C shares purchased through a financial intermediary should be redeemed through the financial intermediary. The Fund typically expects to transmit proceeds to intermediaries for redemption orders received in proper form on the next business day after receipt.
Class R6 Shares:
Class R6 shares may be purchased or redeemed through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. Check with your financial intermediary or plan sponsor for its policies on redemptions. Normally, the Fund transmits proceeds to intermediaries and eligible institutional investors (foundations and endowments) for redemption orders received in proper form on the next business day after receipt.
For federal income tax purposes, a redemption of shares of a Fund is a taxable event, upon which you may recognize a capital gain or loss (unless you hold the shares of the Fund in a tax-deferred account or are a tax-exempt investor). A capital gain or loss is based on the difference between your basis in the redeemed shares and the proceeds you receive upon their redemption. See Important Information About Taxes for information regarding basis election and reporting.
44

Information About Fees

The Funds, except for the Victory Extended Market Index Fund, are comprised of multiple classes of shares. Each class shares the respective Fund's investment objective and investment portfolio. The classes have different fees, expenses, and/or minimum investment requirements. The difference in the fee structures between the classes is primarily the result of their separate arrangements for shareholder and distribution services and performance fee arrangements. It is not the result of any difference in the base investment management, custodial fee rate schedules, or other expenses related to the management of the Funds' assets, which do not vary by class. Shareholders of Class R6 shares do not require the same level of shareholder and administrative services from the Victory Nasdaq-100 Index Fund as shareholders of the other classes. Different fees and expenses will affect performance.
Except as described below, the share classes have identical voting, dividend, liquidation, and other rights, preferences, terms, and conditions. The primary differences between the classes are: (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting that class; and (d) each class may have different purchase, exchange, and redemption privileges.
Distribution and Service Plans
In accordance with Rule 12b-1 under the Investment Company Act of 1940, the Trust has adopted a Distribution and Service Plan for Class A and Class C shares.
Under the Class A Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.25% of its average daily net assets of its Class A shares. The fee is paid for general distribution services and for providing personal services to shareholders. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund’s shares.
Personal services to shareholders generally are provided by broker-dealers or other financial intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions, and changing account information.
Under the Class C Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of 1.00% of the average daily net assets of its Class C shares. Of this amount, 0.75% of the Fund’s Class C shares average daily net assets will be paid for general distribution services and for selling Class C shares. The Fund will pay 0.25% of its Class C shares average daily net assets to compensate financial institutions that provide personal services to Class C shareholders of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund's Class C shares. Personal services to shareholders generally are provided by broker-dealers or other financial intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.
Because Rule 12b-1 fees are paid out of the Fund’s assets and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For additional information about the Rule 12b-1 Plan and its terms, see Distribution and Service Plans in the SAI.
45

Information About Fees

Payments to Financial Intermediaries
Certain financial intermediaries perform recordkeeping, networking, administrative, sub-transfer agency, and shareholder services for their clients with respect to their investments in a Fund that otherwise would be performed by the Fund’s transfer agent or administrator and shareholder servicing agent.
In some circumstances, we, or one of our affiliates, will pay a financial intermediary for these services out of our own resources, including any profits from the advisory fees the Adviser receives from the Funds. In other circumstances, a Fund will pay a fee to the financial intermediary for performing those services. A Fund will not pay financial intermediaries more than it would pay its direct service providers for transfer agency, administration, and/or shareholder services. In cases where intermediary fees are higher due to differences in the services being provided or other factors, the additional amounts will be paid by us and/or the Distributor. In addition, these payments generally are based on either (1) a percentage of the average daily net assets of Fund shareholders’ accounts serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. The aggregate amount of these payments may be substantial.
In addition, we and the Funds' Distributor may make payments to intermediaries for various additional services, other expenses, and/or the financial intermediaries’ distribution of shares of a Fund. Such payments are sometimes referred to as “revenue sharing” and generally are negotiated with a financial intermediary on the basis of such factors as the number or value of shares of a Fund that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary.
We (and our affiliates) also may pay fixed fees for the listing of a Fund on a broker-dealer’s or financial intermediary’s system. Such payments are not considered to be revenue sharing payments.
The Victory Nasdaq-100 Index Fund does not pay any service, distribution, or administrative fees to financial intermediaries on Class R6 shares. As a result, the Class R6 shares pay lower fees.
46

Distributions and Taxes

Dividends and Other Distributions
As a shareholder, you are entitled to your share of net income and capital gains on a Fund’s investments. Each Fund passes its earnings along to investors in the form of dividends. Dividends paid by a Fund represent the net income from dividends and interest earned on investments after expenses. Each Fund will distribute short-term gains, as necessary; and if the Fund makes a long-term capital gain distribution, it normally is paid once a year in December.
Buying a dividend. You should check the Funds' distribution schedule before you invest.
If you buy shares of a Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

The Victory 500 Index Fund pays distributions of net investment income (“dividends”) quarterly.
The Victory Nasdaq-100 Index Fund and Victory Extended Market Index Fund pay distributions of net investment income (“dividends”) annually. Each Fund may make additional distributions to shareholders, or may not make a distribution, when considered appropriate or necessary. For example, a Fund could make one or more additional distributions to avoid the imposition of any federal income or excise taxes, or it may not make a distribution to limit returns of capital.
Dividends are reflected in a Fund’s share price until it distributes the money. Any distribution made by a Fund will reduce the NAV per share of the class by the amount of the distribution on the ex-distribution date. You should consider carefully the effects of purchasing shares of a Fund shortly before any distribution because if you buy shares of a Fund just before it makes such a distribution, you will end up getting some of your investment back as a taxable distribution. You can avoid this situation by waiting to invest until after the record date for the distribution. Some or all distributions may be subject to taxes.
Distributions can be received in one of the following ways. Please check with your Investment Professional if you are unsure of which option is right for you.
Reinvestment Option
Each Fund automatically reinvests all income dividends and capital gain distributions, if any, on a share class in additional shares of that class unless you request to receive those distributions in cash by way of check or by way of electronic funds transfer.
Directed Bank Account Option
When you choose to receive cash dividends by way of electronic funds transfer to your bank checking or savings account, we will send them to you after the distribution date each month. The share price will be the NAV per share of the class computed on the ex-distribution date.
Cash Option
If you elect to receive your distributions by check, and the distribution amount is $25 or less, the amount will automatically be reinvested in the Fund. Otherwise, a check will be mailed to you no later than seven days after the dividend payment date. If you choose to have your distribution proceeds mailed to you and either the U.S. Postal Service is unable to deliver the distribution check to you or the check remains outstanding for at least six months, the distribution option on your account will default to the reinvestment option as described above. Each Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed distribution checks. Each Fund will invest in your account any dividend or other distribution payment returned to the Fund by your financial institution at the current NAV per share.
47

Distributions and Taxes

Income Earned Option
You can automatically reinvest your dividends in additional Fund shares and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.
Directed Distributions Option
If you own shares in more than one Victory Mutual Fund, you may direct that dividends and/or capital gain distributions received from one Victory Mutual Fund be used to purchase shares automatically in the same class of another Victory Mutual Fund.
Important Information About Taxes
The tax information in this Prospectus is provided as general information. You should review the more detailed discussion of federal income tax considerations in the SAI and consult your tax adviser regarding the federal, state, local, or foreign tax consequences resulting from your investment in a Fund.

Treatment of the Funds
Each Fund, which is treated as a separate corporation for federal tax purposes, has qualified for each past taxable year, and intends to continue to qualify, for treatment as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). By doing so, each Fund (but not its shareholders) is relieved of federal income tax on the part of its investment company taxable income and net capital gain, if any, that it distributes to its shareholders.
Shareholder Taxation
◼
Distributions that shareholders receive from a Fund generally are subject to federal income tax and may be subject to state and/or local taxes.
◼
Dividends and distributions of net short-term gains are taxable to you as ordinary income, whether received in cash or reinvested in additional shares of a Fund or another Victory Mutual Fund.
◼
A portion of a Fund’s dividends (which is not expected to be substantial) may qualify for (1) the 50% dividends-received deduction available to corporations, and (2) the lower maximum federal income tax rates applicable to “qualified dividend income” of individuals and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy certain holding period and other restrictions with respect to their shares of a Fund—a maximum of 15% for a single shareholder with taxable income not exceeding $545,500 ($613,700 for married shareholders filing jointly) and 20% for those individual shareholders with taxable income exceeding those respective amounts (which are effective for 2026 and will be adjusted for inflation annually thereafter).
◼
Regardless of the length of time you have held shares of a Fund, distributions of net capital gains that a Fund realizes are taxable to you as long-term capital gains, whether received in cash or reinvested in additional shares of a Fund, and are taxed to individual shareholders at the 15% and 20% tax rates described above.
◼
You may realize a capital gain or loss for federal income tax purposes on a redemption or an exchange (which is treated like a redemption for those purposes) of shares of a Fund. Your gain or loss is based on the difference, if any, between your basis in the redeemed (or exchanged) shares and the redemption proceeds (or the aggregate NAV of the shares of the fund into which you exchange) you receive. Any capital gain an individual shareholder recognizes on a redemption or exchange of his or her shares of a Fund that have been held for more than one year will qualify for the 15% and 20% tax rates.
◼
An individual shareholder is subject to a 3.8% federal tax on the lesser of (1) the individual’s “net
48

Distributions and Taxes

investment income,” which generally includes taxable distributions a Fund pays and net gains realized on the redemption or exchange of shares of the Fund, or (2) the excess of his or her “modified adjusted gross income” over $200,000 (or $250,000 if married and filing jointly). This tax is in addition to any other taxes due on that income.
◼
Your basis in shares of a Fund that you acquired after December 31, 2011 (“Covered Shares”) will be determined in accordance with a Fund’s default method, which is average basis, unless you affirmatively elect in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method you elect (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.
◼
You should consult with your tax adviser to determine the best IRS-accepted basis determination method.
◼
A Fund may provide estimated capital gain distribution information through the website at vcm.com.
◼
Tax statements will be mailed from a Fund by mid-February showing the amounts and tax status of distributions made to you in the prior calendar year.
◼
Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.
◼
You should review the more detailed discussion of federal income tax considerations in the SAI and consult your tax adviser regarding the federal, state, local, or foreign tax consequences resulting from your investment in a Fund.
Taxpayer Identification and Backup Withholding
◼
Each shareholder named on an account with us must provide a Social Security number or other taxpayer identification number to avoid “backup” tax withholding required by the Code.
◼
Federal law requires each Fund to withhold and remit to the U.S. Treasury 24% of (1) dividends, capital gain distributions, and proceeds of redemptions, regardless of the extent to which gain or loss may be realized, otherwise payable to any individual shareholder who fails to furnish a Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any individual shareholder who underreports dividend or interest income or fails to certify that he or she is not subject to backup withholding.
◼
Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded. To avoid this withholding, you must certify on your application, or on a separate IRS Form W-9 supplied by the Funds' transfer agent, that your taxpayer identification number is correct and you currently are not subject to backup withholding.
49

Important Fund Policies and Other Information

Share Price Calculation
The price at which you purchase and redeem shares of a Fund is equal to the NAV per share calculated on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of a Fund’s assets (i.e., the value of its investments and other assets), deducting liabilities, and dividing by the number of shares outstanding. Shares of a Fund may be purchased and sold at the NAV per share without a sales charge. A Fund’s NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.
NAV=	Total Assets - Liabilities
Number of Shares Outstanding
Valuation of Securities
The Adviser, acting as the Valuation Designee, has established a Pricing and Liquidity Committee (the “Committee”); and subject to the Board’s oversight, the Committee administers and oversees a Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow a Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.
Equity securities, including exchange-traded funds (“ETFs”), except as otherwise noted, traded primarily on domestic securities exchanges or the over-the-counter markets, are valued at the last sale price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the closing bid price generally is used for U.S.-listed equities and the average of the bid and ask prices is used for foreign listed equities.
Short-term debt securities with original or remaining maturities of 60 days or less generally may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.
Repurchase agreements are valued at cost.
Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day.
Futures contracts are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the values are based upon the settlement price on the prior trading date.
Options contracts are valued at the mean of the last bid and ask prices. Options on futures are valued at the settlement price determined by the applicable exchange.
In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith, at fair value, by the Committee in accordance with valuation procedures approved by the Adviser as Valuation Designee. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are
50

Important Fund Policies and Other Information

traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause a Fund’s NAV to be more reliable than it otherwise would be.
Fair value methods used by the Funds include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.
For additional information on how securities are valued, see Valuation of Securities in the Funds' SAI.
Customer Identification Program
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.
As a result, the Fund must obtain the following information for each person who opens a new account:
◼
Name;
◼
Date of birth (for individuals);
◼
Residential or business street address (although post office boxes are still permitted for mailing); and
◼
Social security number, taxpayer identification number, or other identifying number.
You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.
Statements and Reports
You will receive a periodic statement reflecting any transactions that affect the balance or registration of Fund shares in your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account’s statements. Share certificates are not issued. Twice a year, you will receive a financial report of the Fund. By February 15th of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.
Each Fund will report information to you annually concerning the tax status of your dividends and other distributions for federal income tax purposes. In addition, each Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. You should consult with your tax adviser to obtain more information about how the basis reporting law applies to you.
51

Important Fund Policies and Other Information

Shareholder Communications
In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, each household will receive a single copy of a Fund’s most recent shareholder reports, proxy statements, prospectuses, and their supplements, unless you have instructed us to the contrary. This eliminates duplicate copies and saves paper and postage costs for a Fund. However, if you would like to receive individual copies, please contact us; and they will be delivered promptly.
Portfolio Holdings Disclosure
A description of a Funds' policies and procedures with respect to the disclosure of a Funds' portfolio securities is available in a Funds' SAI, which is available upon request and on the Fund’s website at VictoryFunds.com.
IRA Distribution Fee
Each Fund may apply a distribution fee to all full IRA distributions, except for those due to death, disability, or divorce. Partial IRA distributions are not charged a distribution fee.
Account Balance
Victory Capital Transfer Agency, Inc., the Funds' transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/UTMA account; (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in Affiliated Funds; and (5) all IRAs (for the first year the account is open). The fee is not currently being assessed. The Fund will provide advance notice in the event it is assessed in the future.
Account Maintenance Fee
With respect to Member Shares held in the Victory 500 Index Fund, a maximum account maintenance fee of $10 per year may be charged to your account if you do not maintain an account balance greater than $10,000, or unless total household assets with the Adviser exceed $500,000. Household assets include Mutual Funds, 529 accounts, and other investable assets with the Adviser.
The $10 account maintenance fee will be deducted automatically from your account by the transfer agent at a rate of $2.50 per quarter based on your ending balance on the date the fee is taken, which generally will take place within 30 days of the Fund’s scheduled quarterly dividend payment. A sufficient number of shares may be redeemed from your account to pay the account maintenance fee. The amount of the annual account maintenance fee may be changed upon at least 30 days’ notice to you.
Excessive Short-Term Trading
The Funds generally are not intended as short-term investment vehicles (except for the money market funds, Victory Short-Term Bond Fund, Victory Ultra Short-Term Bond Fund, and Victory Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as “market timing.”
Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the Funds can deter all excessive and short-term trading, the Board has adopted the following policies (except for the money market funds, Victory Short-Term Bond Fund, Victory Ultra Short-Term Bond
52

Important Fund Policies and Other Information

Fund, and Victory Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing bona fide investors.
To deter such trading activities, the Funds’ policies and procedures state that:
◼
Each Fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.
◼
Each Fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by the Fund. Fair value pricing is used to adjust for “stale pricing” that may occur between the close of certain foreign exchanges or markets and the time when the Fund calculates its NAV per share. The use of fair value pricing is intended to deter investors who may be trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in a Fund using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a Fund’s NAV.
The Funds’ Right to Reject Purchase and Exchange Orders and Limit Trading in Accounts
The Funds’ main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons with a history of three short-term transactions within 90 days or less are suspected of market timing and the shareholder’s trading privileges (other than redemption of Fund shares) will be suspended. The Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, each Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund. For this purpose, a short-term transaction is a purchase or redemption of a Fund and, as applicable, a subsequent redemption or purchase of the same Fund, or an exchange of all or part of that same Fund.
The following transactions are exempt from the excessive short-term trading activity policies described above:
◼
Transactions in the money market funds, Victory Short-Term Bond Fund, Victory Ultra Short-Term Bond Fund, and Victory Tax Exempt Short-Term Fund;
◼
Purchases and sales pursuant to automatic investment or withdrawal plans;
◼
Purchases and sales made through Victory Capital 529 Education Savings Plan;
◼
Purchases and sales made in certain separately managed accounts in wrap fee programs;
◼
Purchases and sales by the Victory Target Retirement Funds, Victory Cornerstone Conservative Fund, and/or Victory Cornerstone Equity Fund; and
◼
Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.
If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular Fund or all of the Funds.
53

Important Fund Policies and Other Information

The Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading. The Funds or the transfer agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.
The Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase shares of a Fund through financial intermediaries that establish omnibus accounts to invest in the Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The Funds subject to the short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the Funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or Funds will review net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.
We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary’s policies are determined by us to be at least as stringent as the Funds’ policy. For shares purchased through financial intermediaries there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.
Because of the increased costs to review underlying trading information, the Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.
Other Fund Rights
The Funds reserve the right to:
◼
Reject or restrict purchase or exchange orders when in the best interest of the Fund;
◼
Limit or discontinue the offering of shares of the Fund without notice to the shareholders;
◼
Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;
◼
Redeem some or all of its shares in kind when in the best interest of the Fund;
◼
Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);
◼
Redeem an account with less than $500, with certain limitations;
◼
Restrict or liquidate an account when necessary or appropriate to comply with federal law; and
◼
Discontinue or otherwise limit the opening of accounts with us.
54

Important Fund Policies and Other Information

Additional Information
The Trust enters into contractual arrangements with various parties, including, among others, the Funds' adviser, transfer agent, and distributor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust or a Fund.
This Prospectus provides information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of a Fund. Neither this Prospectus nor the related SAI is intended to be, or should be read to give rise to, an agreement or contract between the Trust or a Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.
55

Financial Highlights

The following financial highlights tables are intended to help you understand the Funds' and relevant share classes' financial performance over the past five years or since inception. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions).
The information has been derived from financial statements audited by Cohen & Company, Ltd., an independent registered public accounting firm, whose report, along with the Funds' financial statements, is included in each Fund’s Form N-CSR, which is available upon request. Information for the fiscal periods ended prior to April 30, 2025, was audited by the Fund’s former independent registered public accounting firm.
56

Victory Extended Market Index Fund
	Fund Shares
For a Share Outstanding Throughout Each Period	Year Ended 4/30/26	Year Ended 4/30/25	Year Ended 4/30/24	4 Months Ended 4/30/23(a)	Year Ended 12/31/22	Year Ended 12/31/21
Net Asset Value, Beginning of Period	$18.48	$20.52	$17.95	$17.33	$24.75	$25.40
Investment Activities:
Net investment income (loss)(b)	0.27	0.25	0.21	0.07	0.24	0.22
Net realized and unrealized gains (losses)	5.76	0.66	3.28	0.55	(6.14)	3.58
Total from Investment Activities	6.03	0.91	3.49	0.62	(5.90)	3.80
Distributions to Shareholders from:
Net investment income	(0.24)	(0.29)	(0.24)	—	(0.25)	(0.23)
Net realized gains	(1.14)	(2.66)	(0.68)	—	(1.27)	(4.22)
Total Distributions	(1.38)	(2.95)	(0.92)	—	(1.52)	(4.45)
Net Asset Value, End of Period	$23.13	$18.48	$20.52	$17.95	$17.33	$24.75
Total Return(c),(d)	33.14%	2.51%	19.51%	3.58%	(24.03)%	15.61%
Ratios to Average Net Assets:
Net Expenses(e),(f)	0.34%	0.35%	0.36%	0.38%	0.36%	0.34%
Net Investment Income (Loss)(e)	1.23%	1.16%	1.09%	1.21%	1.20%	0.77%
Gross Expenses(e),(f)	0.34%	0.35%	0.36%	0.38%	0.36%	0.34%
Supplemental Data:
Net Assets at end of period (000's)	$786,650	$661,251	$730,355	$676,173	$671,926	$969,905
Portfolio Turnover(c)	17%	13%	41%	5%	21%	24%
(a)
Effective April 30, 2023, the Fund’s fiscal year-end changed from December 31 to April 30.
(b)
Per share net investment income (loss) has been calculated using the average daily shares method.
(c)
Not annualized for periods less than one year.
(d)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.
(e)
Annualized for periods less than one year.
(f)
Does not include acquired fund fees and expenses, if any.
57

Victory 500 Index Fund
	Fund - Member
For a Share Outstanding Throughout Each Period	Year Ended 4/30/26	Year Ended 4/30/25	Year Ended 4/30/24	4 Months Ended 4/30/23(a)	Year Ended 12/31/22	Year Ended 12/31/21
Net Asset Value, Beginning of Period	$69.44	$64.07	$53.18	$48.85	$62.23	$51.33
Investment Activities:
Net investment income (loss)(b)	0.77	0.78	0.75	0.23	0.69	0.63
Net realized and unrealized gains (losses)	20.38	7.23	11.44	4.25	(12.70)	13.37
Total from Investment Activities	21.15	8.01	12.19	4.48	(12.01)	14.00
Distributions to Shareholders from:
Net investment income	(0.79)	(0.75)	(0.78)	(0.15)	(0.70)	(0.63)
Net realized gains	(2.64)	(1.89)	(0.52)	—	(0.67)	(2.47)
Total Distributions	(3.43)	(2.64)	(1.30)	(0.15)	(1.37)	(3.10)
Net Asset Value, End of Period	$87.16	$69.44	$64.07	$53.18	$48.85	$62.23
Total Return(c),(d)	30.80%	12.25%	23.12%	9.19%	(19.38)%	27.50%
Ratios to Average Net Assets:
Net Expenses(e),(f)	0.22%	0.23%	0.24%	0.25%	0.24%	0.24%
Net Investment Income (Loss)(e)	0.96%	1.08%	1.27%	1.35%	1.30%	1.09%
Gross Expenses(e),(f)	0.22%	0.23%	0.24%	0.25%	0.24%	0.24%
Supplemental Data:
Net Assets at end of period (000's)	$4,768,100	$4,148,240	$4,161,093	$3,706,618	$3,423,615	$4,410,258
Portfolio Turnover(c),(g)	3%	2%	5%	4%	7%	8%
(a)
Effective April 30, 2023, the Fund’s fiscal year-end changed from December 31 to April 30.
(b)
Per share net investment income (loss) has been calculated using the average daily shares method.
(c)
Not annualized for periods less than one year.
(d)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.
(e)
Annualized for periods less than one year.
(f)
Does not include acquired fund fees and expenses, if any.
(g)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
58

Victory 500 Index Fund

	Fund - Reward
For a Share Outstanding Throughout Each Period	Year Ended 4/30/26	Year Ended 4/30/25	Year Ended 4/30/24	4 Months Ended 4/30/23(a)	Year Ended 12/31/22	Year Ended 12/31/21
Net Asset Value, Beginning of Period	$69.50	$64.12	$53.22	$48.88	$62.27	$51.36
Investment Activities:
Net investment income (loss)(b)	0.83	0.83	0.80	0.24	0.74	0.68
Net realized and unrealized gains (losses)	20.39	7.24	11.45	4.26	(12.71)	13.38
Total from Investment Activities	21.22	8.07	12.25	4.50	(11.97)	14.06
Distributions to Shareholders from:
Net investment income	(0.84)	(0.80)	(0.83)	(0.16)	(0.75)	(0.68)
Net realized gains	(2.64)	(1.89)	(0.52)	—	(0.67)	(2.47)
Total Distributions	(3.48)	(2.69)	(1.35)	(0.16)	(1.42)	(3.15)
Net Asset Value, End of Period	$87.24	$69.50	$64.12	$53.22	$48.88	$62.27
Total Return(c),(d)	30.89%	12.34%	23.23%	9.23%	(19.31)%	27.62%
Ratios to Average Net Assets:
Net Expenses(e),(f)	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%
Net Investment Income (Loss)(e)	1.02%	1.16%	1.36%	1.44%	1.40%	1.17%
Gross Expenses(e),(f)	0.18%	0.19%	0.19%	0.20%	0.19%	0.18%
Supplemental Data:
Net Assets at end of period (000's)	$10,155,036	$7,891,714	$7,227,441	$6,029,184	$5,480,518	$6,638,059
Portfolio Turnover(c),(g)	3%	2%	5%	4%	7%	8%
(a)
Effective April 30, 2023, the Fund’s fiscal year-end changed from December 31 to April 30.
(b)
Per share net investment income (loss) has been calculated using the average daily shares method.
(c)
Not annualized for periods less than one year.
(d)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.
(e)
Annualized for periods less than one year.
(f)
Does not include acquired fund fees and expenses, if any.
(g)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
59

Victory Nasdaq-100 Index Fund
	Fund Shares
For a Share Outstanding Throughout Each Period	Year Ended 4/30/26	Year Ended 4/30/25	Year Ended 4/30/24	4 Months Ended 4/30/23(a)	Year Ended 12/31/22	Year Ended 12/31/21
Net Asset Value, Beginning of Period	$48.17	$43.67	$33.90	$27.97	$43.16	$35.56
Investment Activities:
Net investment income (loss)(b)	0.15	0.19	0.21	0.04	0.16	0.11
Net realized and unrealized gains (losses)	19.29	5.44	10.65	5.89	(14.19)	9.43
Total from Investment Activities	19.44	5.63	10.86	5.93	(14.03)	9.54
Distributions to Shareholders from:
Net investment income	(0.11)	(0.21)	(0.24)	—	(0.08)	(0.11)
Net realized gains	(1.71)	(0.92)	(0.85)	—	(1.08)	(1.83)
Total Distributions	(1.82)	(1.13)	(1.09)	—	(1.16)	(1.94)
Net Asset Value, End of Period	$65.79	$48.17	$43.67	$33.90	$27.97	$43.16
Total Return(c),(d)	40.71%	12.64%	32.21%	21.20%	(32.69)%	26.96%
Ratios to Average Net Assets:
Net Expenses(e),(f)	0.42%	0.42%	0.42%	0.45%	0.44%	0.42%
Net Investment Income (Loss)(e)	0.26%	0.38%	0.53%	0.39%	0.48%	0.27%
Gross Expenses(e),(f)	0.42%	0.42%	0.42%	0.45%	0.44%	0.42%
Supplemental Data:
Net Assets at end of period (000's)	$6,969,887	$5,166,420	$4,833,426	$3,520,754	$2,904,735	$4,436,357
Portfolio Turnover(c),(g)	13%	8%	22%	2%	12%	10%
(a)
Effective April 30, 2023, the Fund’s fiscal year-end changed from December 31 to April 30.
(b)
Per share net investment income (loss) has been calculated using the average daily shares method.
(c)
Not annualized for periods less than one year.
(d)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.
(e)
Annualized for periods less than one year.
(f)
Does not include acquired fund fees and expenses, if any.
(g)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
60

Victory Nasdaq-100 Index Fund

	Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended 4/30/26	Year Ended 4/30/25	Year Ended 4/30/24	4 Months Ended 4/30/23(a)	Year Ended 12/31/22	Year Ended 12/31/21
Net Asset Value, Beginning of Period	$48.23	$43.72	$33.94	$27.99	$43.26	$35.64
Investment Activities:
Net investment income (loss)(b)	0.15	0.19	0.21	0.04	0.16	0.10
Net realized and unrealized gains (losses)	19.31	5.44	10.66	5.91	(14.23)	9.45
Total from Investment Activities	19.46	5.63	10.87	5.95	(14.07)	9.55
Distributions to Shareholders from:
Net investment income	(0.10)	(0.20)	(0.24)	—	(0.12)	(0.10)
Net realized gains	(1.71)	(0.92)	(0.85)	—	(1.08)	(1.83)
Total Distributions	(1.81)	(1.12)	(1.09)	—	(1.20)	(1.93)
Net Asset Value, End of Period	$65.88	$48.23	$43.72	$33.94	$27.99	$43.26
Total Return(c),(d)	40.69%	12.63%	32.19%	21.26%	(32.70)%	26.93%
Ratios to Average Net Assets:
Net Expenses(e),(f)	0.43%	0.43%	0.42%	0.43%	0.43%	0.44%
Net Investment Income (Loss)(e)	0.25%	0.38%	0.53%	0.41%	0.52%	0.25%
Gross Expenses(e),(f)	0.43%	0.43%	0.42%	0.43%	0.43%	0.44%
Supplemental Data:
Net Assets at end of period (000's)	$1,006,790	$803,954	$793,303	$663,439	$579,072	$82,846
Portfolio Turnover(c),(g)	13%	8%	22%	2%	12%	10%
(a)
Effective April 30, 2023, the Fund’s fiscal year-end changed from December 31 to April 30.
(b)
Per share net investment income (loss) has been calculated using the average daily shares method.
(c)
Not annualized for periods less than one year.
(d)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.
(e)
Annualized for periods less than one year.
(f)
Does not include acquired fund fees and expenses, if any.
(g)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
61

Victory Nasdaq-100 Index Fund

	Class A
For a Share Outstanding Throughout Each Period	Year Ended 4/30/26	Year Ended 4/30/25	Year Ended 4/30/24	4 Months Ended 4/30/23(a)	Year Ended 12/31/22	Year Ended 12/31/21
Net Asset Value, Beginning of Period	$47.93	$43.47	$33.81	$27.91	$43.11	$35.64
Investment Activities:
Net investment income (loss)(b)	(0.02)(c)	0.05	0.10	0.01	0.08	(0.01)
Net realized and unrealized gains (losses)	19.18	5.42	10.60	5.89	(14.18)	9.44
Total from Investment Activities	19.16	5.47	10.70	5.90	(14.10)	9.43
Distributions to Shareholders from:
Net investment income	—	(0.09)	(0.19)	—	(0.02)	(0.13)
Net realized gains	(1.71)	(0.92)	(0.85)	—	(1.08)	(1.83)
Total Distributions	(1.71)	(1.01)	(1.04)	—	(1.10)	(1.96)
Net Asset Value, End of Period	$65.38	$47.93	$43.47	$33.81	$27.91	$43.11
Total Return(d),(e)	40.29%	12.36%	31.80%	21.14%	(32.87)%	26.60%
Ratios to Average Net Assets:
Net Expenses(f),(g)	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Net Investment Income (Loss)(f)	(0.03)%	0.11%	0.25%	0.13%	0.23%	(0.02)%
Gross Expenses(f),(g)	0.76%	0.76%	0.78%	0.82%	0.82%	1.03%
Supplemental Data:
Net Assets at end of period (000's)	$90,226	$65,376	$60,568	$23,980	$17,660	$14,070
Portfolio Turnover(d),(h)	13%	8%	22%	2%	12%	10%
(a)
Effective April 30, 2023, the Fund’s fiscal year-end changed from December 31 to April 30.
(b)
Per share net investment income (loss) has been calculated using the average daily shares method.
(c)
The amount shown for a share outstanding throughout the period may not correlate with the Statements of Operations for the period due to the class level expenses recognized.
(d)
Not annualized for periods less than one year.
(e)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return. Excludes any applicable sales charges, including contingent deferred sales charges. Total return would be reduced if sales charges were taken into account.
(f)
Annualized for periods less than one year.
(g)
Does not include acquired fund fees and expenses, if any.
(h)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
62

Victory Nasdaq-100 Index Fund

	Class C
For a Share Outstanding Throughout Each Period	Year Ended 4/30/26	Year Ended 4/30/25	Year Ended 4/30/24	4 Months Ended 4/30/23(a)	Year Ended 12/31/22	Year Ended 12/31/21
Net Asset Value, Beginning of Period	$46.62	$42.54	$33.19	$27.47	$42.74	$35.51
Investment Activities:
Net investment income (loss)(b)	(0.44)(c)	(0.31)	(0.20)	(0.07)	(0.17)	(0.33)
Net realized and unrealized gains (losses)	18.58	5.31	10.40	5.79	(14.02)	9.39
Total from Investment Activities	18.14	5.00	10.20	5.72	(14.19)	9.06
Distributions to Shareholders from:
Net investment income	—	—	—	—	—(d)	—
Net realized gains	(1.71)	(0.92)	(0.85)	—	(1.08)	(1.83)
Total Distributions	(1.71)	(0.92)	(0.85)	—	(1.08)	(1.83)
Net Asset Value, End of Period	$63.05	$46.62	$42.54	$33.19	$27.47	$42.74
Total Return(e),(f)	39.23%	11.54%	30.83%	20.86%	(33.37)%	25.67%
Ratios to Average Net Assets:
Net Expenses(g),(h)	1.45%	1.45%	1.45%	1.45%	1.45%	1.45%
Net Investment Income (Loss)(g)	(0.78)%	(0.64)%	(0.51)%	(0.64)%	(0.53)%	(0.79)%
Gross Expenses(g),(h)	1.58%	1.59%	1.61%	1.83%	1.86%	2.29%
Supplemental Data:
Net Assets at end of period (000's)	$18,345	$14,405	$12,244	$5,385	$3,134	$3,205
Portfolio Turnover(e),(i)	13%	8%	22%	2%	12%	10%
(a)
Effective April 30, 2023, the Fund’s fiscal year-end changed from December 31 to April 30.
(b)
Per share net investment income (loss) has been calculated using the average daily shares method.
(c)
The amount shown for a share outstanding throughout the period may not correlate with the Statements of Operations for the period due to the class level expenses recognized.
(d)
Amount is less than $0.005 per share.
(e)
Not annualized for periods less than one year.
(f)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return. Excludes any applicable sales charges, including contingent deferred sales charges. Total return would be reduced if sales charges were taken into account.
(g)
Annualized for periods less than one year.
(h)
Does not include acquired fund fees and expenses, if any.
(i)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
63

Victory Nasdaq-100 Index Fund

	Class R6
For a Share Outstanding Throughout Each Period	Year Ended 4/30/26	Year Ended 4/30/25	Year Ended 4/30/24	4 Months Ended 4/30/23(a)	Year Ended 12/31/22	Year Ended 12/31/21
Net Asset Value, Beginning of Period	$48.21	$43.70	$33.92	$27.97	$43.19	$35.57
Investment Activities:
Net investment income (loss)(b)	0.22	0.25	0.27	0.06	0.20	0.15
Net realized and unrealized gains (losses)	19.32	5.45	10.65	5.89	(14.21)	9.45
Total from Investment Activities	19.54	5.70	10.92	5.95	(14.01)	9.60
Distributions to Shareholders from:
Net investment income	(0.18)	(0.27)	(0.29)	—	(0.13)	(0.15)
Net realized gains	(1.71)	(0.92)	(0.85)	—	(1.08)	(1.83)
Total Distributions	(1.89)	(1.19)	(1.14)	—	(1.21)	(1.98)
Net Asset Value, End of Period	$65.86	$48.21	$43.70	$33.92	$27.97	$43.19
Total Return(c),(d)	40.90%	12.79%	32.38%	21.27%	(32.62)%	27.14%
Ratios to Average Net Assets:
Net Expenses(e),(f)	0.29%	0.29%	0.29%	0.30%	0.32%	0.30%
Net Investment Income (Loss)(e)	0.38%	0.51%	0.67%	0.53%	0.61%	0.38%
Gross Expenses(e),(f)	0.29%	0.29%	0.29%	0.30%	0.32%	0.30%
Supplemental Data:
Net Assets at end of period (000's)	$768,095	$486,134	$363,103	$159,367	$71,232	$42,391
Portfolio Turnover(c),(g)	13%	8%	22%	2%	12%	10%
(a)
Effective April 30, 2023, the Fund’s fiscal year-end changed from December 31 to April 30.
(b)
Per share net investment income (loss) has been calculated using the average daily shares method.
(c)
Not annualized for periods less than one year.
(d)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.
(e)
Annualized for periods less than one year.
(f)
Does not include acquired fund fees and expenses, if any.
(g)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
64

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

The availability of certain initial and contingent deferred sales charge reductions and waivers may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. The following information about variations in sales charge reductions and waivers is applicable only to investors who purchase Fund shares through a Merrill Lynch, Ameriprise Financial, Morgan Stanley Wealth Management, Raymond James, Janney Montgomery Scott LLC, Edward D. Jones & Co. LP, Oppenheimer & Co. Inc., Stifel, Nicolaus & Company, Incorporated, Robert W. Baird & Co., J.P. Morgan Securities LLC, or Wells Fargo Advisors Financial Network, LLC platform or account.
In all instances, it is your responsibility to notify the Fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive those reductions and waivers.
Ameriprise Financial
Front-end sales charge reductions on Class A shares purchased through Ameriprise Financial
Shareholders purchasing Class A shares of the Fund through an Ameriprise Financial platform or account are eligible only for the following sales charge reductions, which may differ from those disclosed elsewhere in this Prospectus or the SAI. Such shareholders can reduce their initial sales charge on the purchase of Class A shares as follows:
◼
Transaction size breakpoints, as described in this Prospectus or the SAI.
◼
Rights of accumulation (“ROA”), as described in this Prospectus or the SAI.
◼
Letter of intent, as described in this Prospectus or the SAI.
Front-end sales charge waivers on Class A shares purchased through Ameriprise Financial
Shareholders purchasing Class A shares of the Fund through an Ameriprise Financial platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this Prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:
◼
shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SARSEPs.
◼
shares purchased through reinvestment of capital gains and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).
◼
shares exchanged from Class C shares of the same fund in the month of or following the seven-year anniversary of the purchase date. To the extent that this Prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this Prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.
◼
shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
65

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

◼
shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
◼
shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement).
CDSC waivers on Class A and C shares purchased through Ameriprise Financial
Fund shares purchased through an Ameriprise Financial platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this Prospectus or the SAI:
◼
redemptions due to death or disability of the shareholder
◼
shares sold as part of a systematic withdrawal plan as described in this Prospectus or the SAI
◼
redemptions made in connection with a return of excess contributions from an IRA account
◼
shares purchased through a Right of Reinstatement (as defined above)
◼
redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
66

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

Edward D. Jones & Co., LP (“Edward Jones”)
The following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund Prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the Victory Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints
◼
Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the Prospectus.
Rights of Accumulation (“ROA”)
◼
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of the Victory Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.
◼
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
◼
ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent (“LOI”)
◼
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if the LOI is not met.
◼
If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.
67

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:
◼
Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones' policies and procedures.
◼
Shares purchased in an Edward Jones fee-based program.
◼
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
◼
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front load and one of the following (“Right of Reinstatement”):
◼
The redemption and repurchase occur in the same account.
◼
The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.
◼
The Right of Reinstatement excludes systematic or automatic transactions including, but not limited to, purchases made through payroll deductions, liquidations to cover account fees, and reinvestments from non-mutual fund products.
◼
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the Prospectus.
◼
Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
◼
Purchases of Class 529-A shares through a rollover from either another education savings plan or a security used for qualified distributions.
◼
Purchases of Class 529-A shares made for recontribution of refunded amounts.
Contingent Deferred Sales Charge (“CDSC”) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
◼
The death or disability of the shareholder.
◼
Systematic withdrawals with up to 10% per year of account value.
◼
Return of excess contributions from an Individual Retirement Account (IRA).
◼
Shares redeemed as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
◼
Shares redeemed to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
◼
Shares exchanged in an Edward Jones fee-based program.
◼
Shares acquired through NAV reinstatement.
◼
Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.
68

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts
◼
Initial purchase minimum: $250
◼
Subsequent purchase minimum: none
Minimum Balances
◼
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
◼
A fee-based account held on an Edward Jones platform.
◼
A 529 account held on an Edward Jones platform.
◼
An account with an active systematic investment plan or LOI.
Exchanging Share Classes
◼
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares of the same fund.
69

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

Janney Montgomery Scott LLC (“Janney”)
Shareholders purchasing fund shares through a Janney brokerage account will be eligible only for the following load waivers (front-end sales charge waivers and CDSC, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's Prospectus or SAI.
Front-End Sales Charge Waivers on Class A shares available at Janney
◼
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
◼
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney
◼
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Right of Reinstatement)
◼
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SARSEPs or Keogh plans
◼
Shares acquired through a Right of Reinstatement
◼
Class C shares that are no longer subject to a CDSC and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures
CDSC Waivers on Class A and C shares available at Janney
◼
Shares sold upon the death or disability of the shareholder
◼
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus
◼
Shares purchased in connection with a return of excess contributions from an IRA account
◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in a Fund’s Prospectus
◼
Shares sold to pay Janney fees but only if the transaction is initiated by Janney
◼
Shares acquired through a Right of Reinstatement
◼
Shares exchanged into the same share class of a different fund
Front-End Load Discounts available at Janney: Breakpoints, Rights of Accumulation and/or letters of intent1
◼
Breakpoints as described in this Prospectus
◼
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
◼
Letters of intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets
1 Also referred to as an “initial sales charge”
70

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

J.P. Morgan Securities LLC
If you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or Statement of Additional Information.
Front-End Sales Charge Waivers on Class A Shares available at J.P. Morgan Securities LLC
◼
Shares exchanged from Class C (i.e. level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy.
◼
Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans.  For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SARSEPs or 501(c)(3) accounts.
◼
Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.
◼
Shares purchased through rights of reinstatement.
◼
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
◼
Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.
Class C to Class A Share Conversion
◼
A shareholder in the Fund’s Class C shares will have their shares converted to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.
CDSC Waivers on Class A and C Shares available at J.P. Morgan Securities LLC
◼
Shares sold upon the death or disability of the shareholder.
◼
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.
◼
Shares purchased in connection with a return of excess contributions from an IRA account.
◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
◼
Shares acquired through a right of reinstatement.
Front-end load Discounts Available at J.P. Morgan Securities LLC: Breakpoints, Rights of Accumulation & Letters of Intent
◼
Breakpoints as described in the Prospectus.
◼
Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the Fund’s Prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.
◼
Letters of Intent (“LOI”), which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).
71

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

Merrill Lynch (“Merrill”)
Purchases or sales of front-end (for example, Class A) or level-load (for example, Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Fund’s Prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.
It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.
Additional information on waivers, discounts, and share class exchanges is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.
Front-end Load Waivers Available at Merrill
◼
Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SARSEPs, or Keogh plans
◼
Shares purchased through a Merrill investment advisory program
◼
Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account
◼
Shares purchased through the Merrill Edge Self-Directed platform
◼
Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account
◼
Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement
◼
Shares purchased by eligible persons associated with a fund as defined in this Prospectus (e.g. the fund’s officers or trustees)
◼
Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement
Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-end, Back-end, and Level-Load Shares Available at Merrill
◼
Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22(e)(3))
◼
Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement
◼
Shares sold due to return of excess contributions from an IRA account
72

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation
◼
Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SARSEPs, or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund
Front-end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent
◼
Breakpoint discounts, as described in this Prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement
◼
Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household
◼
Assets not held at Merrill will no longer be included in the ROA calculation. For more detail on the timing and calculation, please refer to the Merrill SLWD Supplement.
◼
Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement
◼
Merrill will no longer accept new LOIs. For more detail on the timing, please refer to the Merrill
SLWD Supplement.
73

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

Morgan Stanley Wealth Management
Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Fund's Prospectus or SAI.
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley
◼
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SARSEPs or Keogh plans
◼
Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules
◼
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
◼
Shares purchased through a Morgan Stanley self-directed brokerage account
◼
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
◼
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge
74

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

Oppenheimer & Co. Inc. (“OPCO”)
Shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI.
Front-End Sales Charge Waivers on Class A Shares available at OPCO
◼
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
◼
Shares purchased by or through a 529 Plan
◼
Shares purchased through an OPCO affiliated investment advisory program
◼
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
◼
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)
◼
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO
◼
Employees and registered representatives of OPCO or its affiliates and their family members
◼
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this Prospectus
CDSC Waivers on A and C Shares available at OPCO
◼
Death or disability of the shareholder
◼
Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus
◼
Return of excess contributions from an IRA Account
◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus
◼
Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
◼
Shares acquired through a Right of Reinstatement
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
◼
Breakpoints as described in this Prospectus
◼
Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
75

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)
Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's Prospectus or SAI.
Front-End Sales Charge Waivers on Class A Shares available at Raymond James
◼
Shares purchased in an investment advisory program
◼
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions
◼
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James
◼
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)
◼
A shareholder in the Fund's Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James
CDSC Waivers on Classes A and C Shares available at Raymond James
◼
Death or disability of the shareholder
◼
Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus
◼
Return of excess contributions from an IRA Account
◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Fund's Prospectus
◼
Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James
◼
Shares acquired through a Right of Reinstatement
Front-End Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent
◼
Breakpoints as described in this Prospectus
◼
Rights of Accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets
◼
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets
76

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

Robert W. Baird & Co. (“Baird”)
Shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.
Front-End Sales Charge Waivers on Investors A shares Available at Baird
◼
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund
◼
Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird
◼
Shares purchased within 90 days following a redemption from a Fund, provided (1) the redemption and purchase occur within the purchaser’s Baird household and (2) the redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement)
◼
A shareholder in the Fund’s Investor C Shares will have their shares converted at net asset value to Investor A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird
◼
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SARSEPs
CDSC Waivers on Investor A and C shares Available at Baird
◼
Shares sold due to death or disability of the shareholder
◼
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus
◼
Shares bought due to returns of excess contributions from an IRA Account
◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s Prospectus
◼
Shares sold to pay Baird fees but only if the transaction is initiated by Baird
◼
Shares acquired through a right of reinstatement
Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations
◼
Breakpoints as described in this Prospectus
◼
Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Fund assets held by accounts within the purchaser’s household at Baird. Eligible Fund assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets
◼
Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of a Victory
Fund through Baird, over a 13-month period of time
77

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

Stifel, Nicolaus & Company, Incorporated (“Stifel”)
Shareholders purchasing or holding Victory Fund shares, including existing fund shareholders, through a Stifel or affiliated platform that provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge load waivers (including front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the Fund’s SAI.
Class A Shares
As described elsewhere in this Prospectus, Stifel may receive compensation out of the front-end sales charge if you purchase Class A shares through Stifel.
Rights of accumulation
Rights of accumulation (“ROA”) that entitle shareholders to breakpoint discounts on front-end sales charges will be calculated by Stifel based on the aggregated holding of eligible assets in the Victory Funds held by accounts within the purchaser’s household at Stifel. Ineligible assets include Class A Money Market Funds not assessed a sales charge. Fund Family assets not held at Stifel may be included in the calculation of ROA only if the shareholder notifies his or her financial advisor about such assets.
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
Front-end sales charge waivers on Class A shares available at Stifel
◼
Class C shares that have been held for more than seven (7) years may be converted to Class A shares or other front-end share class(es) of the same fund pursuant to Stifel’s policies and procedures. To the extent that this Prospectus elsewhere provides for a waiver with respect to the exchange or conversion of such shares following a shorter holding period, those provisions shall continue to apply.
◼
Shares purchased by employees and registered representatives of Stifel or its affiliates and their family members as designated by Stifel.
◼
Shares purchased in a Stifel fee-based advisory program, often referred to as a “wrap” program.
◼
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same or other fund within the Victory Funds.
◼
Shares purchased from the proceeds of redeemed shares of Victory Funds so long as the proceeds are from the sale of shares from an account with the same owner/beneficiary within 90 days of the purchase. For the absence of doubt, automated transactions (i.e. systematic purchases, including salary deferral transactions and withdrawals) and purchases made after shares are sold to cover Stifel Nicolaus’ account maintenance fees are not eligible for rights of reinstatement.
◼
Shares from rollovers into Stifel from retirement plans to IRAs.
◼
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the direction of Stifel. Stifel is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this Prospectus.
◼
Purchases of Class 529-A shares through a rollover from another 529 plan.
◼
Purchases of Class 529-A shares made for reinvestment of refunded amounts.
◼
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes
78

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

of this provision, employer sponsored retirement plans do not include SEP IRAs, Simple IRAs or SARSEPs.
◼
Charitable organizations and foundations, notably 501(c)(3) organizations.
Contingent Deferred Sales Charges Waivers on Class A and C Shares
◼
Death or disability of the shareholder or, in the case of 529 plans, the account beneficiary.
◼
Shares sold as part of a systematic withdrawal plan not to exceed 12% annually.
◼
Return of excess contributions from an IRA Account.
◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.
◼
Shares acquired through a right of reinstatement.
◼
Shares sold to pay Stifel fees or costs in such cases where the transaction is initiated by Stifel.
◼
Shares exchanged or sold in a Stifel fee-based program.
Share Class Conversions in Advisory Accounts
◼
Stifel continually looks to provide our clients with the lowest cost share class available based on account type. Stifel reserves the right to convert shares to the lowest cost share class available at
Stifel upon transfer of shares into an advisory program.
79

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

Wells Fargo Advisors Financial Network, LLC (collectively, “Wells Fargo Advisors”)
Wells Fargo Clearing Services, LLC operates a First Clearing business, but these rules are not intended to include First Clearing firms.
Clients of Wells Fargo Advisors purchasing fund shares through Wells Fargo Advisors are eligible for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the Prospectus or statement of additional information (“SAI”). In all instances, it is the investor's responsibility to inform Wells Fargo Advisors at the time of purchase of any relationship, holdings, or other facts qualifying the investor for discounts or waivers. Wells Fargo Advisors can ask for documentation supporting the qualification.
Wells Fargo Advisors Class A share front-end sales charge waivers information
Wells Fargo Advisors clients purchasing or converting to Class A shares of the fund in a Wells Fargo Advisors brokerage account are entitled to a waiver of the front-end load in the following circumstances:
◼
Wells Fargo Advisors employee and employee-related accounts according to Wells Fargo Advisor’s employee account linking rules. Legacy accounts and positions receiving affiliate discounts prior to the effective date will continue to receive discounts. Going forward employees of affiliate businesses will not be offered NAV.
◼
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.
WellsTrade, the firm’s online self-directed brokerage account, generally offers no-load share classes but there could be instances where a Class A share is offered without a front-end sales charge.
Wells Fargo Advisors Class 529-A share front-end sales charge waivers information
Wells Fargo Advisors clients purchasing or converting to Class 529-A shares of the fund through Wells Fargo Advisors transactional brokerage accounts are entitled to a waiver of the front-end load in the following circumstances:
◼
Shares purchased through a rollover from another 529 plan.
◼
Recontribution(s) of distributed funds are only allowed during the NAV reinstatement period as dictated by the sponsor’s specifications outlined by the plan.
Wells Fargo Advisors is not able to apply the NAV Reinstatement privilege for 529 Plan account purchases placed directly at the fund company. Investors wishing to utilize this privilege outside of Wells Fargo systems will need to do so directly with the Plan or a financial intermediary that supports this feature.
Unless specifically described above, other front-end load waivers are not available on mutual fund purchases through Wells Fargo Advisors.
Wells Fargo Advisors Contingent Deferred Sales Charge information
◼
Contingent deferred sales charges (CDSC) imposed on fund redemptions will not be rebated based on future purchases.
Wells Fargo Advisors Class A front-end load discounts
Wells Fargo Advisors Clients purchasing Class A shares of the fund through Wells Fargo Advisors brokerage accounts will follow the following aggregation rules for breakpoint discounts:
◼
SEP or SIMPLE IRAs will not be aggregated as a group plan. They will aggregate with the client’s
80

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

personal accounts based on Social Security Number. Previously established SEP and SIMPLE IRAs may still be aggregated as a group plan.
◼
Employer-sponsored retirement plan (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans) accounts will aggregate with other plan accounts under the same Tax ID and will not be aggregated with other retirement plan accounts under a different Tax ID or personal accounts. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SARSEPs or Keogh plans.
◼
Gift of shares will not be considered when determining breakpoint discounts
81

Additional Information on the VettaFi Index

VettaFi® and the VettaFi US Equity 3000 IndexSM (collectively, the “VettaFi Indexes”) are service marks of VettaFi LLC (“VettaFi”) and have been licensed by the Adviser for use by the Victory Extended Market Index Fund and the Victory 500 Index Fund (“Funds”). VettaFi has no relationship with the Funds, other than the licensing of the VettaFi Indexes and service marks for use in connection with the Funds.
VettaFi does not:
◼
sponsor, endorse, sell, or promote the Funds.
◼
recommend that any person invest in the Funds or any other securities.
◼
have any responsibility or liability for or make any decisions about the timing, amount, or pricing of the Funds.
◼
have any responsibility or liability for the administration, management, or marketing of the Funds.
◼
consider the needs of the Funds or the owners of the Funds in determining, composing, or calculating the VettaFi Indexes or have any obligation to do so.
VettaFi shall have no liability in connection with the Funds. Specifically,
◼
VettaFi makes no representation or warranty, express or implied, regarding:
◼
The results to be obtained by the Funds, the owner of the Funds, or any other person in connection with the use of the VettaFi Indexes and the data included in the VettaFi Indexes;
◼
The accuracy or completeness of the VettaFi Indexes and any related data;
◼
The merchantability or the fitness for a particular purpose or use of the VettaFi Indexes and/or any related data;
◼
VettaFi shall not have any liability for any errors, omissions or interruptions in the VettaFi Indexes or related data;
◼
Under no circumstances shall VettaFi be liable for any lost profits or indirect, punitive, special, or consequential damages or losses, even if VettaFi knows that they might occur.
The licensing agreement between VettaFi and the Adviser is solely for their benefit and not for the benefit of the owners of the Funds or any other third parties.
82

Additional Information on the Nasdaq-100 Index

The Nasdaq-100 Index Fund is not sponsored, endorsed, sold, or promoted by The Nasdaq Stock Market, Inc. (including its affiliates) (Nasdaq, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund. The Corporations make no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Nasdaq-100 Index® to track general stock market performance. The Corporations’ only relationship to Victory Portfolios III (“Licensee”) is in the licensing of the Nasdaq-100®, Nasdaq-100 Index®, and Nasdaq® trademarks or service marks, certain trade names of the Corporations and the use of the Nasdaq-100 Index® which is determined, composed, and calculated by Nasdaq without regard to the Licensee or the Fund. Nasdaq has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing, or calculating the Nasdaq-100 Index®. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing, or trading of the Fund.
The Corporations do not guarantee the accuracy and/or uninterrupted calculation of the Nasdaq-100 Index® or any data included therein. The Corporations make no warranty, express or implied, as to results to be obtained by the Licensee, owners of the Fund, or any other person or entity from the use of the Nasdaq-100 Index® or any data included therein. The Corporations make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Nasdaq-100 Index® or any data included therein. Without limiting any of the foregoing, in no event shall the Corporations have any liability for any lost profits or special, incidental, punitive, indirect, or consequential damages, even if notified of the possibility of such damages.
83

84

85

86

28082-0926
By mail:
Victory Funds
P.O. Box 182903
Columbus, OH 43218-2903

P.O. Box 182903
Columbus, OH 43218-2903
Statement of Additional Information (“SAI”): A complete description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' SAI. The SAI has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference into this Prospectus, which means it is legally part of the prospectus.
Annual/Semi-Annual Reports and Form N-CSR: The Funds' annual and semi-annual reports to shareholders and Form N-CSR contain more information about the Funds' investments. The annual shareholder report also includes a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the most recent fiscal period. The Funds' Form N-CSR filings contain the Funds' annual and semi-annual financial statements.
How to Obtain Information: You may obtain a free copy of the SAI, annual and semi-annual reports and other information such as Fund financial statements and ask questions about the Funds or your accounts, online at VictoryFunds.com, by contacting the Funds at the following address or telephone number, or by contacting your financial intermediary.
By telephone:
Call Victory Funds at
(800) 235-8396
You also can obtain information about each Fund (including the SAI, other reports, and other information such as Fund financial statements) from the SEC on the SEC’s EDGAR database at sec.gov or, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov
Investment Company Act File No. 811-7852

September 1, 2026
Prospectus
Victory Money Market Fund
Fund Shares
USAXX
The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
vcm.com
(800) 235-8396

Victory Money Market Fund Summary
Investment Objective
The Victory Money Market Fund (the “Fund”) seeks the highest income consistent with preservation of capital and the maintenance of liquidity.
Fund Fees and Expenses
The tables below describe the fees and expenses that you may pay, if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Shareholder Fees
(paid directly from your investment)
Fund Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of purchase or sale price)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.24%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.38%
Total Annual Fund Operating Expenses	0.62%
1
Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual fund operating expenses (excluding certain items such as acquired fund fees and expenses, if any, interest, taxes, brokerage commissions, capitalized expenses, and other extraordinary expenses) do not exceed an annual rate of 0.62% of the Fund through at least August 31, 2027. The Adviser is permitted to recoup management fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund’s Board of Trustees.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or continue to hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Fund Shares	$63	$199	$346	$774
1

Victory Money Market Fund Summary
Principal Investment Strategy
The Fund invests its assets in high-quality, U.S. dollar-denominated, short-term debt securities of domestic and foreign issuers that have been determined to present minimal credit risk and comply with strict Securities and Exchange Commission (“SEC”) guidelines applicable to money market funds.
The Fund restricts its investments to instruments that meet certain maturity and quality requirements under the federal securities laws applicable to money market funds. Generally, such investments will be limited to a security with a remaining maturity of 397 calendar days or less that is determined to present minimal credit risk; issued by a money market fund; or issued or guaranteed by the U.S. government or any agency or instrumentality thereof.
Under applicable federal securities laws, money market funds that qualify as “retail” (retail money market funds) or “government” (government money market funds) are permitted to utilize amortized cost to value their portfolio securities and to transact at a stable $1 NAV per share. The Fund operates as a retail money market fund in compliance with the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended; and as a retail money market fund, shares of the Fund are available for sale only to accounts that are beneficially owned by natural persons.
Principal Risks
The Fund’s investments are subject to the following principal risks:
Stable Net Asset Value Risk – You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.
Credit Risk – Credit risk is expected to be low for the Fund because it invests primarily in securities that are considered to be of high quality. However, there is the possibility that an issuer will fail to make timely interest and principal payments on its securities or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to decline.
Interest Rate Risk – When interest rates rise, debt security prices generally fall. The opposite also generally is true: debt security prices rise when interest rates fall. Interest rate changes are influenced by a number of factors including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand of debt securities. The Fund’s yield will vary. A sharp and unexpected rise in interest rates could cause the Fund’s share price to drop below a dollar. A low interest rate environment may prevent the Fund from providing a positive yield and could also impair the Fund’s ability to maintain a stable net asset value (“NAV”). Decisions by the U.S. Federal Reserve (also known as the “Fed”) regarding interest rate and monetary policy, which can be difficult to predict and sometimes change direction suddenly in response to economic and market events, can have a significant effect on the value of fixed-income securities as well as the overall strength of the U.S. economy. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. As a result, the value of fixed-income securities may vary widely under certain market conditions.
Legislative Risk – Changes in government policies may affect the value of the investments held by the Fund in ways we cannot anticipate, and such policies could have an adverse impact on the value of the Fund’s investments and the Fund’s NAV.
Management Risk – The Fund is actively managed, and the investment techniques and risk analyses used by the Fund’s portfolio managers may not produce the desired results.
2

Victory Money Market Fund Summary
Foreign Securities Risk – Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Global markets, or those in a particular region, may all react in similar fashion to important political, economic, or other developments. Events and evolving conditions in certain economies or markets, including with respect to tariffs or sanctions, may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile.
Discretionary Liquidity Fees Risk – The Fund may impose liquidity fees on redemptions subject to the Board’s determination that such liquidity fees are in the best interests of the Fund. The imposition of a liquidity fee would reduce the amount you would receive upon redemption of your shares of the Fund.
Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets.
Investment Performance
The following bar chart and table are intended to help you understand some indication of the risks of investing in the Fund. The bar chart illustrates the Fund’s volatility by showing how performance has varied from year to year for each full calendar year over the past 10 years. The table shows the Fund’s average annual total returns for the periods indicated. We assume reinvestment of dividends and distributions.
Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. The Fund’s most current performance information is available on the Fund’s website at vcm.com or by calling (800) 235-8396.
Calendar Year Returns for Fund Shares

6%
5%
4%
3%
2%
1%
0%
0.07%
0.58%
1.57%
1.86%
0.38%
0.01%
1.49%
4.89%
4.94%
3.96%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter	1.28%	December 31, 2023
Lowest Quarter	0.00%	March 31, 2022

Year-to-date return	1.67%	June 30, 2026
3

Victory Money Market Fund Summary
Average Annual Total Returns
For Periods Ended December 31, 2025
1 Year	5 Years	10 Years
3.96%	3.04%	1.96%
Management of the Fund
Investment Adviser
Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser.
The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. The portfolio managers primarily responsible for the day-to-day management of the Fund are members of the Adviser’s Victory Income Investors investment franchise.
Portfolio Management
	Title	Tenure with the Fund
Andrew Hattman, CFA, CAIA	Senior Portfolio Manager, Head of Municipal Bond Portfolio Management	Since September 2026
Cody Perkins, CFA*	Senior Portfolio Manager	Since 2018
Douglas J. Rollwitz, CFA, CPA	Portfolio Manager and Senior Fixed Income Research Analyst	Since 2023
Lauren Spalten	Portfolio Manager	Since September 2026
*Cody Perkins has announced his plan to retire, and effective October 1, 2026, he will no longer serve as a portfolio manager for the Fund.
Purchase and Sale of Fund Shares
You may purchase or sell Fund Shares on any business day through VictoryFunds.com or by telephone at (800) 235-8396. You also may purchase or sell Fund Shares through certain other financial intermediaries. If you have opened an account directly with the Fund, you also may purchase and sell Fund Shares by mail at P.O. Box 182903, Columbus, Ohio 43218-2903. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.
◼
Minimum initial purchase: $1,000. The minimum initial purchase is waived with the establishment of a $50 monthly systematic investment
◼
Minimum subsequent investment: $50
Investments in the Fund are limited to natural persons. If the Fund later determines that a shareholder is not a natural person, that shareholder will be provided at least 60 days’ written notice and then redeemed out of the Fund. The Fund may impose liquidity fees if the Fund’s weekly liquid assets fall below certain thresholds, such as during times of market stress.
Tax Information
The Fund intends to make distributions that generally will be taxed to you as ordinary income, unless you are a tax-exempt investor or you invest through an IRA, 401(k) plan, or other tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).
4

Victory Money Market Fund Summary
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.
5

Additional Fund Information

Victory Capital Management Inc., which we refer to as the “Adviser” throughout the Prospectus, manages the Fund.
The Fund is managed by the Adviser who also manages other funds, each having distinct investment management objectives, strategies, risks, and policies. Together, these funds are referred to in this Prospectus as the “Victory Funds” or, more simply, the “Funds.”
The Fund seeks the highest income consistent with preservation of capital and the maintenance of liquidity. The Fund’s Board of Trustees (the “Board”) may change the investment objective without shareholder approval. The Fund will provide shareholders notice of any such change.
The Fund invests its assets in high-quality, U.S. dollar-denominated short-term debt securities of domestic and foreign issuers that have been determined to present minimal credit risk and comply with strict SEC guidelines applicable to money market funds. The SEC has set certain diversification requirements for money market funds. Generally, these requirements limit a taxable money market fund’s investments in securities of any issuer to no more than 5% of the Fund’s assets. Also, SEC guidelines do not permit the Fund to invest greater than 10% of its assets in securities issued by or subject to guarantees by the same institution. Purchases of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities are not counted toward these limitations.
The Fund’s investments consist of high-quality securities that qualify as eligible securities under the federal securities laws that apply to money market funds. In general, an eligible security is defined as a security that is:
◼
Determined to present minimal credit risks to the Fund;
◼
Issued by a money market fund; or
◼
Issued or guaranteed by the U.S. government or any agency or instrumentality thereof, including “prerefunded” and “escrowed to maturity” tax-exempt securities.
We will endeavor to maintain a constant NAV of $1 per share; however, there is no assurance that we will be able to do so. Remember, the shares are neither insured nor guaranteed by the U.S. government. As such, the Fund carries some risk. For example, there is always a risk that the issuer of a security held by the Fund will fail to pay interest or principal when due. We attempt to minimize this credit risk by investing only in securities that present minimal credit risk.
In making the determination as to whether a particular investment presents minimal credit risks, we consider, among other things, the issuer or guarantor’s financial condition, sources of liquidity, ability to react to future marketwide and issuer- or guarantor-specific events, the strength of the issuer or guarantor’s industry within the economy, and the issuer or guarantor’s competitive position within its industry. We also may consider comparative prices/yields of the security, certain asset-specific factors, as well as ratings received by the nationally recognized statistical rating organizations (“NRSROs”).
There also is a risk that rising interest rates will cause the value of the Fund’s securities to decline. Certain of the securities in which the Fund may invest pay interest at a rate that is periodically adjusted, referred to as adjustable rate securities. We attempt to minimize this interest rate risk by limiting the maturity of each security to 397 days or less and by maintaining a dollar-weighted average portfolio maturity (“WAM”) for the Fund of 60 days or less and a weighted average life (“WAL”) of 120 days or less. The maturity of each security is calculated based upon SEC guidelines.
Finally, there is the possibility that one or more investments in the Fund may cease to qualify as an “eligible security” resulting in the NAV ceasing to be $1 per share.
Under the federal securities laws applicable to money market funds, retail money market funds and government money market funds are permitted to utilize amortized cost to value their portfolio securities and to transact at a stable NAV of $1 per share. The Fund qualifies as a retail money market
6

Additional Fund Information

fund in compliance with the requirements of Rule 2a-7; and as a retail money market fund, shares of the Fund are available for sale only to accounts that are beneficially owned by natural persons.
The Fund may consider various non-financial factors, where applicable, through quantitative models or qualitative assessments, including, for example, third-party sustainability ratings or governance and risk-related factors. Any consideration of such factors is only one part of the investment process and may have little to no weight on investment decisions, whether on an individual security basis or in the context of overall portfolio construction.
The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies as a response to adverse market, economic, political, or other conditions. The effect of taking such a temporary defensive position is that the Fund may not achieve its investment objective.
Victory Income Investors
We balance factors such as credit quality and maturity to purchase the best relative value available in the market at any given time. While rare, sell decisions are usually based on a change in our credit analysis or to take advantage of an opportunity to reinvest at a higher yield.
7

Investments

The following describes the types of securities the Fund may purchase under normal market conditions to achieve its principal investment strategy. The Fund may not necessarily buy all of the securities listed below.
Asset-Backed Securities
Debt securities backed by loans or accounts receivable originated by banks, credit card companies, student loan issuers, or other providers of credit. These securities may be enhanced by a bank letter of credit or by insurance coverage provided by a third party.
Certificates of Deposit (“CD”)
A savings account that holds a fixed amount of money for a fixed period of time, such as six months, one year, or five years, and in exchange, the issuing bank pays interest. When you cash in or redeem your CD, you receive the money you originally invested plus any interest.
Commercial Paper
An unsecured, short-term debt instrument issued by corporations. It's typically used to finance short-term liabilities such as payroll, accounts payable, and inventories. Commercial paper is usually issued at a discount from face value. It reflects prevailing market interest rates.
Eurodollar and Yankee Obligations
Eurodollar and Yankee Obligations are dollar-denominated instruments that have been issued by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Eurodollar Obligations are issued outside the U.S. capital markets and Yankee Obligations are issued in the U.S. capital markets.
Repurchase Agreements
A transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller at an agreed upon price on an agreed upon date, the resale price of which reflects the purchase price plus an agreed upon market rate of interest.
U.S. Treasurys (Notes, Bills, and Bonds)
Negotiable debt obligations of the U.S. government, secured by its full faith and credit and issued at various schedules and maturities. The income from Treasury securities is exempt from state and local, but not federal, taxes.
Variable-Rate Demand Notes
Provide the rights to sell the security at face value on either that day or within the rate-reset period. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description.
8

Risk Factors

The following provides additional information about the Fund's principal risks and supplements the risks discussed in the Fund’s Summary section of this Prospectus.
Credit Risk: Credit risk typically is expected to be low for securities that are considered to be high quality. However, it remains possible that a borrower cannot make timely interest and principal payments on its securities or that negative market perceptions of the issuer’s ability to make such payments will cause the price of that security to decline.
Political and diplomatic events within the United States, including a contentious domestic political environment, changes in political party control of one or more branches of the U.S. government, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a U.S. government shutdown, and disagreements over, or threats not to increase, the U.S. government’s borrowing limit (or “debt ceiling”), as well as political and diplomatic events abroad, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. A downgrade of the ratings of U.S. government debt obligations, or concerns about the U.S. government’s credit quality in general, could have a substantial negative effect on the U.S. and global economies. Moreover, although the U.S. government has honored its credit obligations, there remains a possibility that the United States could default on its obligations. The consequences of such an unprecedented event are impossible to predict, but it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Fund’s investments.
Discretionary Liquidity Fee Risk: The Fund may impose discretionary liquidity fees on redemptions, subject to a determination by the Fund’s Board that such liquidity fees are in the best interests of the Fund. Upon such a determination, the Fund could impose liquidity fees on redemptions of up to 2% of the value of the shares redeemed. The imposition of a liquidity fee would reduce the amount you would receive upon redemption of your shares of the Fund.
Information Technology and Operations Risk: Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The information technology and other operational systems upon which a Fund’s service providers rely may be subject to cyber attack or other technological disruptions, and could otherwise disrupt the ability of these service providers to perform essential tasks for the Fund. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.
Interest Rate Risk: The Fund is subject to the risk that the market value of the fixed-income securities in its portfolio will fluctuate because of changes in interest rates, changes in supply of and demand for investment securities, or other market factors. If interest rates decrease, the yield of the Fund may decrease.
Changes in government monetary policy, including changes in a central bank’s (e.g., the U.S. Federal Reserve (the “Fed”)) implementation of specific policy goals, may have a substantial impact on interest rates, which in turn can significantly impact the value of a Fund’s investments. There can be no assurance that a central bank’s policy will be continued, discontinued or changed, or that any such policy will have the desired effect. A central bank’s policy changes and related market speculation as to the timing of potential interest rate changes may expose fixed-income markets to heightened volatility and may reduce liquidity for certain Fund investments, causing the value of a Fund’s investments and share price to decline. For example, market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of
9

Risk Factors

fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets. Heavy redemptions of fixed-income mutual funds and decreased liquidity of fixed-income securities could hurt a Fund’s performance.
Decisions by the Fed regarding interest rate and monetary policy can have a significant effect on the value of debt securities as well as the overall strength of the U.S. economy. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. Until recently, interest rates had been unusually low in the United States and abroad, and central banks had reduced rates further in an effort to combat the economic effects of the COVID-19 pandemic. In light of current market conditions, the Fed recently has begun to raise interest rates from historically low levels and has also signaled that it intends to continue to do so. Changes to interest rates may not work as intended, and the impact on various markets that interest rate or other significant policy changes may have is unknown.
Legislative Risk: The Fund is subject to legislative risk, which is the risk that new government policies may affect the value of the investments held by the Fund in ways we cannot anticipate and that such policies will have an adverse impact on the value of the Fund’s investments and the Fund’s NAV.
Liquidity Risk: Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Fund would like due to a variety of factors, including general market conditions, the perceived financial strength of the issuer, or specific restrictions on resale of the securities. Consequently, the Fund may have to hold these securities longer than it would like and may forgo other investment opportunities. It also is possible that the Fund could be prevented from realizing capital gains or could be forced to incur capital losses if the Adviser is unable to sell a position at the time or price of the Adviser’s choosing. Lack of liquidity may impact valuation of such securities and the Fund’s NAV adversely, especially during times of financial distress. In addition, the Fund may not be able to raise cash when needed or may be forced to sell other investments to raise cash, which could impact the Fund’s performance negatively. Infrequent trading of securities also may lead to an increase in price volatility.
Management Risk: The Fund is subject to management risk, which is the possibility that the investment techniques and risk analyses used in managing the Fund's portfolio will not produce the desired results. In addition, we operate multiple investment franchises within the Adviser, and we also may utilize a “manager-of-managers” structure, which gives us the right, with the prior approval of the Board and without shareholder approval, to change subadviser(s). If we add or replace an investment franchise or a subadviser to the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new investment franchise or subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund’s portfolio could take place at a disadvantageous time and also could result in higher capital gains and distributions, which could affect the tax efficiency of the Fund negatively. In addition, the Fund may not be fully invested under its investment program while such realignment takes place, which may negatively impact the Fund’s performance.
Negative Interest Rate Risk: If the Fund has a negative gross yield as a result of negative interest rates, the Fund may reduce the number of shares outstanding on a pro rata basis through a reverse distribution mechanism (“RDM”) to seek to maintain a stable $1 price per share, to the extent permissible by applicable law and the Fund’s organizational documents and subject to a determination by the Board that implementing an RDM is in the best interests of the Fund and its shareholders. If the Fund uses an RDM, the Fund will maintain a stable price per share, despite losing value, by reducing the number of its outstanding shares. Investors in the Fund would observe a stable share price but a
10

Risk Factors

declining number of shares for their investment. The Fund will notify shareholders of any such change. Shareholders should discuss any tax implications of implementing an RDM with their tax adviser.
Stable Net Asset Value Risk: You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1 per share, it cannot guarantee it will do so. An investment in the Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.
Money market funds sometimes are confused with savings accounts. A savings account is a deposit with a bank. The bank is obligated to return the amount deposited and to pay interest on the account for the use of your money. Up to a certain amount, the FDIC will insure that the bank meets its obligations. This Fund is not a savings account; it is a mutual fund that issues and redeems its shares at the Fund’s NAV per share. Just as a savings account pays interest on the amount deposited, the Fund pays dividends on the shares you own. If these dividends are reinvested in the Fund, the value of your account may grow over time.
Structural Risk: Variable-rate demand notes (“VRDNs”) generally are long-term bonds with a demand feature that is used to shorten the maturity. The demand feature represents the right to sell the security back to the remarketer or liquidity provider for repurchase on short notice, normally one day or seven days. Usually, the demand feature is backed by a letter of credit or similar guarantee from a bank. Since we are relying on the demand feature to shorten maturity, the ability to exercise the demand feature would be dependent upon the bank. We would only purchase VRDNs where we were comfortable that the banks would be able to honor their obligation on the demand feature.
Some VRDNs, sometimes referred to as “structured instruments” or “synthetic instruments,” are created by combining an intermediate- or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice, referred to as a “tender option.” Usually, the tender option is backed by a letter of credit or similar guarantee from a bank. The guarantee, however, typically is conditional, which means that the bank is not required to pay under the guarantee if there is a default by the municipality or if certain other events occur. We will not purchase a synthetic instrument unless we believe there is only minimal risk that we will not be able to exercise our tender option.
11

Organization and Management of the Fund

The Fund's Board has the overall responsibility for overseeing the management of the Fund.
The Investment Adviser
Victory Capital Management Inc. (the “Adviser”), a New York corporation that is registered as an investment adviser with the Securities and Exchange Commission (“SEC”), serves as the investment adviser to the Fund pursuant to an investment advisory agreement. Subject to the authority of the Board, the Adviser is responsible for the overall management and administration of the Fund's business affairs. The Adviser is responsible for selecting the Fund's investments according to its investment objective, policies, and restrictions. As of July 31, 2026, the Adviser managed and advised assets totaling in excess of $348.8 billion for individual and institutional clients. The Adviser’s principal address is 15935 La Cantera Pkwy, San Antonio, Texas 78256.
A discussion regarding the basis of the Board’s approval of the Fund's Advisory Agreement is available in the Fund's Form N-CSR for the period ended April 30.
The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. Victory Income Investors, a Victory Capital investment franchise, is responsible for the day-to-day investment management of the Fund.
The Fund pays the Adviser an investment management fee, which is accrued daily and paid monthly, equal to an annualized rate of 0.24% of the Fund’s average daily net assets.
See Fund Fees and Expenses for information about any contractual agreement agreed to by the Adviser to waive fees and/or reimburse expenses with respect to the Fund. From time to time, the Adviser also may voluntarily waive fees and/or reimburse expenses in amounts exceeding those required to be waived or reimbursed under any contractual agreement that may be in place with respect to the Fund.
The Fund is authorized, although the Adviser has no present intention of using such authority, to use a “manager-of-managers” structure. The Adviser could select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of the Fund's assets. The Adviser would monitor each subadviser’s performance through quantitative and qualitative analysis and periodically report to the Board as to whether a subadviser’s agreement should be renewed, terminated, or modified. The Adviser also would be responsible for determining how the Fund's assets should be allocated to the subadvisers. The allocation for a subadviser could range from 0% to 100% of the Fund's assets, and the Adviser could change the allocations without shareholder approval.
Portfolio Management
Andrew Hattman, CFA, CAIA, Senior Portfolio Manager and Head of Municipal Bond Portfolio Management with Victory Income Investors, a Victory Capital investment franchise, has co-managed the Fund since September 2026. Mr. Hattman has 14 years of investment management experience, eight of which were with USAA Asset Management Company (“AMCO”), which was acquired by the Adviser’s parent company in 2019. Mr. Hattman holds CFA and CAIA designations.
Cody Perkins, CFA, Senior Portfolio Manager, Victory Income Investors, a Victory Capital investment franchise, has co-managed the Fund since 2018. Mr. Perkins has 28 years of investment management experience, 18 years of which were with USAA Asset Management Company (“AMCO”), which was acquired by the Adviser’s parent company in 2019. Education: B.B.A., University of Texas San Antonio. He holds the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute and the CFA Society of San Antonio. Mr. Perkins has announced his plan to retire, and effective October 1, 2026, he will no longer serve as a portfolio manager for the Fund.
12

Organization and Management of the Fund

Douglas J. Rollwitz, CFA, CPA, Portfolio Manager and Senior Fixed Income Research Analyst, Victory Income Investors, a Victory Capital investment franchise, has co-managed the Fund since 2023. Mr. Rollwitz has 26 years of investment management experience, including 19 years with AMCO, which was acquired by the Adviser’s parent company in 2019. Education: B.B.A., University of Texas at San Antonio; M.B.A., University of Texas at Arlington. He is a CFA Charterholder and member of both the CFA Institute and the CFA Society of San Antonio.
Lauren Spalten, Portfolio Manager with Victory Income Investors, a Victory Capital investment franchise, has co-managed the Fund since September 2026. In 2018, Ms. Spalten joined USAA Investments, which was acquired by the Adviser’s parent company in 2019, as a Municipal Analyst covering the Southeast region. Prior to joining USAA, Ms. Spalten was an Associate Director at Standard & Poor’s (now S&P Global Ratings), where she specialized in evaluating creditworthiness of state and local governments across the Southwest United States. She has additional experience in commercial real estate development and business plan development, primarily for medical and non-profit entities.
The statement of additional information (“SAI”) provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund securities.
13

Investing with the Victory Funds

Opening an Account With the Fund
You may purchase shares directly from the Fund or through certain investment professionals (e.g., financial intermediaries) as described below. If you already have an account with us, you will not need to fill out another application to invest in another fund, including other funds managed by the Adviser (together with the Fund, we refer to these as the “Affiliated Funds” or so simply as the “Funds”), unless the registration is different or we need further information to verify your identity.
As required by federal law, we must obtain certain information from you prior to opening an account with us. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. You may be asked for a copy of your driver’s license, passport, or other identifying documents as part of this process which may be cross-referenced against a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. If we subsequently are unable to verify your identity within a reasonable time, we may close your account or take other appropriate action. If your account is closed for this reason, your shares will be redeemed at the next calculated NAV. We prohibit opening accounts for certain investors, including but not limited to, foreign financial institutions, shell banks, correspondent accounts for foreign shell banks, and correspondent accounts for foreign financial institutions. A “foreign shell bank” is a foreign bank without a physical presence in any country. A “correspondent account” is an account established for a foreign bank to receive deposits from, or to make payments or other disbursements on behalf of, the foreign bank, or to handle other financial transactions related to such foreign bank.
A fund or any class may be closed at any time for failure to achieve an economical level of assets or for other reasons.
Each shareholder named on an account with us must provide a Social Security number or other taxpayer identification number to avoid “backup” tax withholding required by the Internal Revenue Code of 1986, as amended (the “Code”).
Paying for Your Initial Purchase
Shares of the Fund are only available for sale in the United States and certain other areas subject to U.S. jurisdiction and may not be offered for sale in non-U.S. jurisdictions, except as approved by the Adviser. Investors residing outside of the United States (except those with Air/Army Post Office (“APO”), Fleet Post Office (“FPO”), or Diplomatic Post Office (“DPO”) addresses) generally may not purchase shares of the Fund, even if they are U.S. citizens or lawful permanent residents.
The Fund has been designated as a retail money market fund. Accordingly, shares of the Fund are available for sale only to accounts beneficially owned by natural persons (for example, an account owned by an individual who has a Social Security number). If the Fund later determines that a shareholder is not a natural person, that shareholder will be provided at least 60 days’ written notice and then redeemed out of the Fund.
If shares of the Fund are purchased through a retirement account or a financial intermediary, the policies and procedures relating to these purchases may differ from those discussed in this Prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.
14

Investing with the Victory Funds

Minimum Initial Purchase
$1,000. The minimum initial purchase is waived with the establishment of a $50 monthly systematic investment. However, financial intermediaries may set different investment minimums, and the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Purchasing Additional Shares
$50 minimum per transaction, per account. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Additional Information Regarding Financial Intermediaries
Your ability to purchase, exchange, redeem, and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include: minimum investment requirements, exchange policies, fund choices, cutoff time for investments, and trading restrictions.
In addition, your financial intermediary may charge a transaction or other fee for the purchase or sale of shares of the Fund. Those charges are retained by the financial intermediary and are not shared with us. Please contact your financial intermediary or plan sponsor for a complete description of its policies.
Copies of the Fund's annual report, semi-annual report, and SAI are available from your financial intermediary or plan sponsor.
Effective Date of Purchase
Purchase, exchange, and redemption requests are not processed until received in proper form. “Proper form” means actual receipt of the order along with all information and supporting documentation necessary to effect the transaction. Complete information may include any verification or confirmation of identity that the Fund's transfer agent or other authorized Fund agent may request. For purchase requests, “proper form” also generally includes receipt of sufficient funds to effect the purchase. The Fund, its transfer agent, or any authorized Fund agent may, in its sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time. Financial intermediaries may have their own requirements for recognizing a transaction in proper form or good order. If you hold your shares through a financial intermediary, please contact them for specific proper form or good order requirements.
When you make a purchase, your purchase price will be the NAV per share next calculated after we or the financial intermediary receive your request in “proper form.” The Fund’s NAV per share is calculated as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (“NYSE”) each day it is open for trading. If we or the financial intermediary receive your purchase request in proper form prior to that time, your purchase price will be the NAV per share calculated for that day. If we or the financial intermediary receive your purchase request in proper form after that time, the purchase price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.
As discussed in more detail under “How to Sell Shares,” the Fund may impose liquidity fees on redemptions, subject to a determination by the Fund’s Board that such liquidity fees are in the best interests of the Fund. The Fund will notify shareholders of the imposition and lifting of any liquidity fee via the Fund’s website, VictoryFunds.com. Any unprocessed purchase order received prior to such notification will be treated as canceled unless reconfirmed/valid and processed accordingly.
15

Investing with the Victory Funds

The Fund or the Fund's Distributor or transfer agent may enter into agreements with Servicing Agents (such as financial intermediaries or plan sponsors), which hold shares of the Fund in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for shares of the Fund on the Fund’s behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund’s NAV per share next calculated after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.
Paying for Your Purchase
If you hold an account directly with the Fund and you plan to purchase shares from us with a check, the instrument must be written in U.S. dollars and drawn on a U.S. bank. If unclear or no instructions are provided with your check as to which fund the purchase was intended, we will make every effort to contact you to receive proper instructions. However, if we are unable to reach you within three business days of receipt of your check, we will deposit the funds in an existing or new Victory Treasury Money Market Trust account matching your existing registration. If we cannot locate an existing account matching your registration, the check will be returned within three business days. Initial purchases into an account by electronic funds transfer or check may be held for up to 30 days before any redemptions may be processed. We do not accept the following foreign instruments: checks, money orders, traveler’s checks, or other similar instruments. In addition, we do not accept cash or coins. If you plan to purchase shares through a financial intermediary, please check with that financial intermediary regarding acceptable forms of payment.
Contacting the Victory Funds
The following features may be available to you to purchase, exchange, and redeem shares of the Fund you hold in an account opened directly with the Fund. Once you have an existing account, you can make additional investments at any time in any amount (subject to any minimums) in the following ways. All website transactions should be placed online at vcm.com.
◼
Internet Access
Review account information and make most account transactions. This includes making purchases, exchanges, and redemptions; reviewing account activity; checking balances; and more.
◼
Mobile Access
Review account information and make most account transactions.
◼
Telephone Access
To access account information and make account transactions, call toll free (800) 235-8396 during normal business hours to speak with a member service representative.
◼
Mail
If you would like to make a purchase or request a redemption by mail, send your written instructions to:
Regular Mail:
Victory Funds
P.O. Box 182903
Columbus, OH 43218-2903
Overnight Mail:
Use the following address ONLY for overnight packages:
Victory Funds
16

Investing with the Victory Funds

c/o FIS TA Operations
4249 Easton Way, Suite 400
Columbus, OH 43219
PHONE: (800) 235-8396
◼
Bank Wire
To add to your account or request a redemption by bank wire, visit the vcm.com website or call (800) 235-8396 for instructions. This helps to ensure that your account will be credited or debited promptly and correctly. Any commercial bank can transfer same-day funds by wire.
Although the transfer agent currently does not charge you for receiving same-day funds, it reserves the right to charge for this service in the future. Your bank may charge you for wiring same-day funds.
◼
Electronic Funds Transfer
Additional purchases on a regular basis may be deducted electronically from a bank account. To sign up for these services when opening an account, visit the vcm.com website or call (800) 235-8396 for assistance. Currently, the Fund does not charge a fee for electronic transfers, but it reserves the right to charge for this service in the future. Your originating bank may charge a fee for electronic transfers.
◼
Checkwriting
Shareholders who currently use checkwriting privileges and are invested in the Fund through an account with the Transfer Agent may continue to request that checks be issued for their accounts. New shareholders will be approved on an exception basis. You will not be charged for the use of checks or any subsequent reorders. You may write checks in the amount of $250 or more. Checks written for less than $250 may be returned unpaid. We reserve the right to assess a processing fee against your account for any redemption check not honored by a clearing or paying agent. Because the value of your account changes daily as dividends accrue, you may not write a check to close your account.
17

How to Exchange Shares

There may be limits on the ability to exchange between certain Victory Funds. You can obtain a list of Victory Funds available for exchange by calling (800) 235-8396 or by visiting VictoryFunds.com
The shares of any class of a Fund may be exchanged for the shares of any other class offered by the Fund or the same class, or any other class, of any other Victory Fund, either through your investment professional or directly through the Fund, subject to the conditions described below:
◼
To exchange between Victory Funds, the other Victory Fund you wish to exchange into must be eligible for exchange with your Fund.
◼
Shares of the Victory Fund selected for exchange must be available for sale in your state of residence.
If you have questions about these, or any of the Fund’s other exchange policies, please consult your customer service representative or your investment professional before requesting an exchange.
Before exchanging, you should read the prospectus of the Fund you wish to exchange into, which may be subject to different risks, fees, and expenses.
Other Exchange Rules You Should Know
If you have opened an account directly with the Fund, you may make exchanges on vcm.com. After we receive the exchange orders, the Fund’s transfer agent will simultaneously process exchange redemptions and purchases at the share prices next calculated pursuant to the procedures set forth herein. See Effective Date of Purchase for additional information. The investment minimums applicable to share purchases also apply to exchanges.
If you hold shares of the Fund in an account with a financial intermediary or plan sponsor, the policies and procedures on an exchange may differ from those discussed in this Prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy, sell, or exchange shares of the Fund through a broker or other Investment Professional. For more information on these fees, check with your Investment Professional.
An exchange of Fund shares for shares of another Victory Fund constitutes a sale for tax purposes unless the exchange is made within an IRA or other tax-deferred account.
The Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. The Fund may terminate or modify the exchange privilege at any time upon 60 days’ notice to shareholders.
For information on how to exchange shares of a Fund that were purchased through your employer’s retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.
18

How to Sell Shares

Shareholders will receive a redemption price of the NAV per share next calculated after we receive the redemption request in “proper form” as provided under Effective Date of Purchase. If we receive the redemption request in proper form prior to the close of the NYSE’s regular trading session (generally 4 p.m. Eastern time), the redemption price will be the NAV per share calculated for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.
Under certain circumstances and when deemed to be in the Fund’s best interests, proceeds may not be sent to intermediaries for up to seven days after receipt of the redemption order.
There are a number of convenient ways to sell your shares.
If you have a direct account with the Fund, you may redeem Fund Shares on the Internet, by telephone, or by mail on any day the NAV per share is calculated. You can use the same mailing addresses listed under the section titled How to Buy Shares.
◼
By Internet
Log on to your account using vcm.com and place your redemption request.
◼
By Telephone
Call toll free (800) 235-8396 during normal business hours. You have the following options for receiving your redemption proceeds:
◼
Mail a check to the address of record;
◼
Wire funds to a previously designated domestic financial institution;
◼
Mail a check to a previously designated alternate address; or
◼
Electronically transfer your redemption via EFT to a previously designated domestic financial institution.
The Fund has undertaken certain authentication procedures regarding telephone transactions and will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.
◼
By Mail
Use the regular U.S. mail or overnight mail address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds.
◼
By Wire
If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call before the close of trading on the NYSE, your funds will be wired on the next business day.
◼
By Electronic Funds Transfer (“EFT”)
Normally, your redemptions will be processed on the same day, but will be processed on the next day if received after close of trading on the NYSE. It will be transferred by EFT as long as the transfer is to a domestic bank.
19

How to Sell Shares

Liquidity Fees
The Fund may impose liquidity fees on redemptions, subject to the determination by the Fund’s Board that such liquidity fees are in the best interests of the Fund. Upon such determination, the Fund may impose a liquidity fee of up to 2% of the value of the shares redeemed. The Fund will notify shareholders of the imposition and lifting of any liquidity fee via the Fund’s website. Liquidity fees may be used to offset any losses to the Fund when it seeks to process redemption requests during periods of market stress. Although the tax treatment of liquidity fees is unclear, currently it is expected that a liquidity fee will not have a tax effect for the Fund.
Additional Information About Redemptions
The Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).
Under normal market conditions, the Fund typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. Under deteriorating market conditions or market stress, the Fund also may borrow to meet redemption requests. The Fund and the other Affiliated Funds are limited as to the amount that each may individually and collectively borrow in these circumstances. As a result, borrowings available to the Fund may be insufficient to satisfy Fund redemption requests. In addition, the Fund reserves the right to honor redemption orders wholly or partly with in-kind distributions of Fund portfolio securities instead of cash.
If you hold Fund Shares through an account directly with the Fund, the Fund typically expects to pay out redemption proceeds on the next business day after your order is received in proper form; however, it may take up to seven days to send your proceeds.
Payment for redemption of shares purchased by electronic funds transfer (“EFT”) or check will be sent after the EFT or check has cleared, which could take up to 30 days from the initial purchase date into the Fund and, for subsequent purchases into the Fund, seven business days from the purchase date.
If you choose to have your redemption proceeds mailed to you and either the U.S. Postal Service is unable to deliver the distribution check to you or the check remains outstanding for more than six months, the Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed redemption checks.
If you hold Fund Shares with a financial intermediary, please contact your financial intermediary regarding redemption policies. Normally, the Fund transmits proceeds to intermediaries for redemption orders that are received in proper form on the next business day after receipt.
For federal income tax purposes, a redemption of shares of the Fund is a taxable event, upon which you may recognize a capital gain or loss (unless you hold the shares of the Fund in a tax-deferred account or are a tax-exempt investor). A capital gain or loss is based on the difference between your basis in the redeemed shares and the proceeds you receive upon their redemption. See Important Information About Taxes for information regarding basis election and reporting.
20

Information About Fees

Payments to Financial Intermediaries
Certain financial intermediaries perform recordkeeping, networking, administrative, sub-transfer agency, and shareholder services for their clients with respect to their investments in the Fund that otherwise would be performed by the Fund’s transfer agent or administrator and shareholder servicing agent.
In some circumstances, we, or one of our affiliates, will pay a financial intermediary for these services out of our own resources, including any profits from the advisory fees the Adviser receives from the Funds. In other circumstances, the Fund will pay a fee to the financial intermediary for performing those services. The Fund will not pay financial intermediaries more than it would pay its direct service providers for transfer agency, administration, and/or shareholder services. In cases where intermediary fees are higher due to differences in the services being provided or other factors, the additional amounts will be paid by us and/or the Distributor. In addition, these payments generally are based on either (1) a percentage of the average daily net assets of Fund shareholders’ accounts serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. The aggregate amount of these payments may be substantial.
In addition, we and the Fund's Distributor may make payments to intermediaries for various additional services, other expenses, and/or the financial intermediaries’ distribution of shares of the Fund. Such payments are sometimes referred to as “revenue sharing” and generally are negotiated with a financial intermediary on the basis of such factors as the number or value of shares of the Fund that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary.
We (and our affiliates) also may pay fixed fees for the listing of a Fund on a broker-dealer’s or financial intermediary’s system. Such payments are not considered to be revenue sharing payments.
21

Distributions and Taxes

Dividends and Other Distributions
As a shareholder, you are entitled to your share of net income and capital gains on the Fund’s investments. The Fund passes its earnings along to investors in the form of dividends. Dividends paid by the Fund represent the net income from dividends and interest earned on investments after expenses. The Fund will distribute short-term gains, as necessary; and if the Fund makes a long-term capital gain distribution, it normally is paid once a year in December.
Distributions from net investment income (“dividends”) are accrued daily and distributed on the last business day of each month. Dividends begin accruing on shares the day after payment is received and continue to accrue through either the settlement date or day after settlement date of a redemption, depending on the type of account.
Distributions can be received in one of the following ways. Please check with your Investment Professional if you are unsure of which option is right for you.
Reinvestment Option
The Fund automatically reinvests all income dividends and capital gain distributions, if any, in additional shares unless you request to receive those distributions in cash by way of check or by way of electronic funds transfer.
Directed Bank Account Option
When you choose to receive cash dividends by way of electronic funds transfer to your bank checking or savings account, we will send them to you after the distribution date each month.
Cash Option
If you elect to receive your distributions by check, and the distribution amount is $25 or less, the amount will automatically be reinvested in the Fund. Otherwise, a check will be mailed to you no later than seven days after the dividend payment date. If you choose to have your distribution proceeds mailed to you and either the U.S. Postal Service is unable to deliver the distribution check to you or the check remains outstanding for at least six months, the distribution option on your account will default to the reinvestment option as described above. The Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed distribution checks. The Fund will invest in your account any dividend or other distribution payment returned to the Fund by your financial institution at the current NAV per share.
Income Earned Option
You can automatically reinvest your dividends in additional Fund shares and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.
Directed Distributions Option
If you own shares in more than one Victory Mutual Fund, you may direct that dividends and/or capital gain distributions received from one Victory Mutual Fund be used to purchase shares automatically in the same class of another Victory Mutual Fund.
22

Distributions and Taxes

Important Information About Taxes
The tax information in this Prospectus is provided as general information. You should review the more detailed discussion of federal income tax considerations in the SAI and consult your tax adviser regarding the federal, state, local, or foreign tax consequences resulting from your investment in the Fund.

Treatment of the Fund
The Fund, which is treated as a separate corporation for federal tax purposes, has qualified for each past taxable year, and intends to continue to qualify, for treatment as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). By doing so, the Fund (but not its shareholders) is relieved of federal income tax on the part of its investment company taxable income and net capital gain, if any, that it distributes to its shareholders.
◼
Shareholder Taxation
Distributions that shareholders receive from the Fund are subject to federal income tax and may be subject to state and/or local taxes. Dividends and distributions of net short-term capital gain are taxable to you as ordinary income, whether received in cash or reinvested in additional shares of the Fund.
An individual shareholder is subject to a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally includes taxable distributions the Fund pays, or (2) the excess of his or her “modified adjusted gross income” over $200,000 (or $250,000 if married and filing jointly). This tax is in addition to any other taxes due on that income. You should consult your tax adviser regarding the effect, if any, this provision may have on your investment in shares of the Fund.
Taxpayer Identification and Backup Withholding
◼
Each shareholder named on an account with us must provide a Social Security number or other taxpayer identification number to avoid “backup” tax withholding required by the Code.
◼
Federal law requires the Fund to withhold and remit to the U.S. Treasury 24% of (1) dividends, capital gain distributions, and proceeds of redemptions, regardless of the extent to which gain or loss may be realized, otherwise payable to any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any individual shareholder who underreports dividend or interest income or fails to certify that he or she is not subject to backup withholding.
◼
Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded. To avoid this withholding, you must certify on your application, or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you currently are not subject to backup withholding.
23

Important Fund Policies and Other Information

Share Price Calculation
The price at which you purchase and redeem shares of the Fund is equal to the NAV per share calculated on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of the Fund’s assets (i.e., the value of its investments and other assets), deducting liabilities, and dividing by the number of shares outstanding. Shares of the Fund may be purchased and sold at the NAV per share without a sales charge. The Fund’s NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.
NAV=	Total Assets - Liabilities
Number of Shares Outstanding
Valuation of Securities
The Adviser, acting as the Valuation Designee, has established a Pricing and Liquidity Committee (the “Committee”); and subject to the Board’s oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.
All securities held in the Fund are short-term debt securities, which are valued pursuant to Rule 2a-7 under the 1940 Act and the Money Market Funds: Procedures to Stabilize Net Asset Value. This method values a security at its purchase price and, thereafter, assumes a constant amortization to maturity of any premiums or discounts.
Securities for which amortized cost valuations are considered unreliable or whose values have been materially affected by a significant event are valued in good faith by us at fair value, using methods determined by the Committee, under procedures to stabilize net assets and valuation procedures approved by the Board.
Repurchase agreements are valued at cost.
For additional information on how securities are valued, see Valuation of Securities in the Fund's SAI.
Customer Identification Program
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.
As a result, the Fund must obtain the following information for each person who opens a new account:
◼
Name;
◼
Date of birth (for individuals);
◼
Residential or business street address (although post office boxes are still permitted for mailing); and
◼
Social security number, taxpayer identification number, or other identifying number.
24

Important Fund Policies and Other Information

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.
Statements and Reports
You will receive a periodic statement reflecting any transactions that affect the balance or registration of Fund shares in your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account’s statements. Share certificates are not issued. Twice a year, you will receive a financial report of the Fund. By February 15th of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.
The Fund will report information to you annually concerning the tax status of your dividends and other distributions for federal income tax purposes. In addition, the Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. You should consult with your tax adviser to obtain more information about how the basis reporting law applies to you.
Shareholder Communications
In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, each household will receive a single copy of the Fund’s most recent shareholder reports, proxy statements, prospectuses, and their supplements, unless you have instructed us to the contrary. This eliminates duplicate copies and saves paper and postage costs for the Fund. However, if you would like to receive individual copies, please contact us; and they will be delivered promptly.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI, which is available upon request and on the Fund’s website at VictoryFunds.com.
IRA Distribution Fee
The Fund may apply a distribution fee to all full IRA distributions, except for those due to death, disability, or divorce. Partial IRA distributions are not charged a distribution fee.
Account Balance
Victory Capital Transfer Agency, Inc., the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/UTMA account; (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate
25

Important Fund Policies and Other Information

balance of $50,000 or more invested in Affiliated Funds; and (5) all IRAs (for the first year the account is open). The fee is not currently being assessed. The Fund will provide advance notice in the event it is assessed in the future.
Excessive Short-Term Trading Policy
At this time, the Board has not adopted policies designed to prevent excessive short-term trading activity for this Fund because the Fund is designed to accommodate short-term investment activity, including checkwriting by shareholders. The Fund does reserve the right to reject any purchase or exchange order if in the best interest of the Fund, but at this time has not designated categories of short-term trading activity as detrimental to the Fund. In the future, the Fund can adopt such procedures if it determines certain patterns of activity are detrimental to this Fund.
Other Fund Rights
The Fund reserves the right to:
◼
Reject or restrict purchase or exchange orders when in the best interest of the Fund;
◼
Limit or discontinue the offering of shares of the Fund without notice to the shareholders;
◼
Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;
◼
Redeem some or all of its shares in kind when in the best interest of the Fund;
◼
Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);
◼
Redeem an account with less than $500, with certain limitations;
◼
Restrict or liquidate an account when necessary or appropriate to comply with federal law; and
◼
Discontinue or otherwise limit the opening of accounts with us.
Additional Information
Victory Portfolios III (the “Trust”) enters into contractual arrangements with various parties, including, among others, the Fund's adviser, transfer agent, and distributor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust or the Fund.
This Prospectus provides information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. Neither this Prospectus nor the related SAI is intended to be, or should be read to give rise to, an agreement or contract between the Trust or the Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.
26

Financial Highlights

The following financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions).
The information has been derived from financial statements audited by Cohen & Company, Ltd., an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund’s Form N-CSR, which is available upon request. Information for the fiscal periods ended prior to April 30, 2025, was audited by the Fund’s former independent registered public accounting firm.
27

Victory Money Market Fund
	Fund Shares
For a Share Outstanding Throughout Each Period	Year Ended 4/30/26	Year Ended 4/30/25	Year Ended 4/30/24	9 Months Ended 4/30/23(a)	Year Ended 7/31/22	Year Ended 7/31/21
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Activities:
Net investment income(b)	0.04	0.04	0.05	0.03	—(c)	—(c)
Net realized and unrealized gains	—(c)	—(c)	—(c)	—	—(c)	—
Total from Investment Activities	0.04	0.04	0.05	0.03	—(c)	—(c)
Distributions to Shareholders from:
Net investment income	(0.04)	(0.04)	(0.05)	(0.03)	—(c)	—(c)
Net realized gains	—	—	—	—	—(c)	—(c)
Total Distributions	(0.04)	(0.04)	(0.05)	(0.03)	—(c)	—(c)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(d),(e)	3.73%	4.58%	5.14%	2.71%	0.24%	0.01%
Ratios to Average Net Assets:
Net Expenses(f)	0.62%(g)	0.62%(g)	0.62%(g)	0.62%	0.35%	0.23%
Net Investment Income(f)	3.67%	4.48%	5.02%	3.61%	0.24%	0.01%
Gross Expenses(f)	0.62%(g)	0.63%(g)	0.63%(g)	0.62%	0.62%	0.61%
Supplemental Data:
Net Assets at end of period (000's)	$2,038,056	$2,101,244	$2,061,590	$2,021,381	$1,879,039	$1,950,769
(a)
Effective April 30, 2023, the Fund’s fiscal year-end changed from July 31 to April 30.
(b)
Per share net investment income has been calculated using the average daily shares method.
(c)
Amount is less than $0.005 per share.
(d)
Not annualized for periods less than one year.
(e)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.
(f)
Annualized for periods less than one year.
(g)
Reflects total annual operating expenses before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios by less than 0.01%.
28

29

30

31

23457-0926
By mail:
Victory Funds
P.O. Box 182903
Columbus, OH 43218-2903

P.O. Box 182903
Columbus, OH 43218-2903
Statement of Additional Information (“SAI”): A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference into this Prospectus, which means it is legally part of the prospectus.
Annual/Semi-Annual Reports and Form N-CSR: The Fund's annual and semi-annual reports to shareholders and Form N-CSR contain more information about the Fund's investments. The annual shareholder report also includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal period. The Fund's Form N-CSR filings contain the Fund's annual and semi-annual financial statements.
How to Obtain Information: You may obtain a free copy of the SAI, annual and semi-annual reports and other information such as Fund financial statements and ask questions about the Fund or your accounts, online at VictoryFunds.com, by contacting the Fund at the following address or telephone number, or by contacting your financial intermediary.
By telephone:
Call Victory Funds at
(800) 235-8396
You also can obtain information about the Fund (including the SAI, other reports, and other information such as Fund financial statements) from the SEC on the SEC’s EDGAR database at sec.gov or, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov
Investment Company Act File No. 811-7852

September 1, 2026
Prospectus
Victory Science & Technology Fund
Fund Shares	Institutional Shares	Class A	Class C	Class R6
USSCX	—	USTCX	—	—
The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
vcm.com
(800) 235-8396

Victory Science & Technology Fund Summary
Investment Objective
The Victory Science & Technology Fund (the “Fund”) seeks long-term capital appreciation.
Fund Fees and Expenses
The tables below describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in one or more Victory Funds. More information about these and other discounts is available under Investing with the Victory Funds on page 18 of the Fund’s prospectus, in Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries, and from your financial intermediary.
Shareholder Fees
(paid directly from your investment)
	Fund Shares	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.75%
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of purchase or sale price)	None	None[1]
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees[2]	0.71%	0.71%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%
Other Expenses	0.24%	0.32%
Total Annual Fund Operating Expenses[3]	0.95%	1.28%
1
A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $500,000 or more that are redeemed within 18 months of purchase. For additional information, see the section titled Choosing a Share Class.
2
The management fee is comprised of a base fee (which is equal to an annualized rate of 0.75% of the Fund’s average daily net assets) and a performance adjustment. The performance adjustment is calculated separately for each share class on a monthly basis and is added to or subtracted from the base fee depending upon the performance of the respective share classes relative to the Lipper Science & Technology Funds Index. Assets and performance are each measured over a rolling 36-month period. The annual adjustment rate ranges from +/- 0-6 basis points (a basis point is 1/100th of a percentage point) of average daily net assets depending on the level of over/under-performance. The performance adjustment reflected in the management fee may differ from the over/under annual adjustment rate due to differences in average net assets for the fiscal reporting period and rolling 36-month performance period. See Organization and Management of the Fund section for a description of the performance adjustment.
3
Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual fund operating expenses (excluding certain items such as performance fee adjustments, acquired fund fees and expenses, if any, interest, taxes, brokerage commissions, capitalized expenses, and other extraordinary expenses) do not exceed an annual rate of 1.06% and 1.34% of the Fund Shares and Class A, respectively, through at least August 31, 2027. The Adviser is permitted to recoup management fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. The amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund’s management fee. This agreement may only be terminated by the Fund’s Board of Trustees.
1

Victory Science & Technology Fund Summary
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or continue to hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Fund Shares	$97	$303	$525	$1,166
Class A	$698	$958	$1,237	$2,031
The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the most recent fiscal year, the Fund's portfolio turnover rate was 42% of the average value of its portfolio.
Principal Investment Strategy
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of companies expected to benefit from the development and use of scientific and technological advances and improvements. For purposes of the 80% policy, companies expected to benefit from the development and use of scientific and technological advances and improvements means those companies that operate in such industries as health care equipment & services, pharmaceuticals, biotechnology & life sciences, software & services, technology hardware & equipment, semiconductors & semiconductor equipment, telecommunication services, media & entertainment, broadline retail, aerospace & defense, and other industries the portfolio managers believe may benefit directly or indirectly from research and development in the science and technology fields. This 80% policy may be changed upon at least 60 days’ prior written notice to shareholders. The Fund employs a multi-manager structure with the underlying managers implementing fundamentally driven security selection investment processes that focus on companies exhibiting high levels of growth primarily in the Information Technology and Healthcare sectors. The Fund may invest up to 50% of its assets in foreign securities, including securities issued in emerging markets.
Principal Risks
The Fund’s investments are subject to the following principal risks:
Sector Risk – A mutual fund portfolio consisting of investments related to the fields of science and technology is likely to be more volatile than a portfolio that is more widely diversified in other economic sectors. There is a possibility that the Fund’s investments in companies whose values are highly dependent on scientific and technological developments may be more volatile because of the short life cycles and competitive pressures of many of the products or services of these companies. Because of the competitiveness and rapid changes in the fields of science and technology, many of the companies in the Fund’s portfolio are subject to distinctive risks. The products and services of these
2

Victory Science & Technology Fund Summary
companies may not be economically successful or may quickly become outdated. Additionally, many of these companies must comply with significant governmental regulations and may need governmental approval of their products and services.
General Market Risk – Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, imposition of tariffs, sanctions against a particular foreign country, its nationals, businesses or industries, and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes may add to instability in global economies and markets generally and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.
Equity Securities Risk – The values of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general market, economic, and political conditions, and other factors. A company’s earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, tariffs, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or may last for extended periods. Equity securities have the lowest priority, and the greatest risk, with respect to dividends and any liquidation payments in the event of an issuer’s bankruptcy.
Foreign Securities Risk – Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Global markets, or those in a particular region, may all react in similar fashion to important political, economic, or other developments. Events and evolving conditions in certain economies or markets, including with respect to tariffs or sanctions, may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile.
Emerging Markets Risk – Foreign securities risk can be particularly heightened because investments in emerging market countries generally are more volatile than investments in developed markets. Emerging market countries are less economically diverse and mature than more developed countries and tend to be politically less stable. The governments of emerging market countries may be more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. In addition, the economies of emerging market countries may be dependent on relatively few industries that are more susceptible to local and global changes. Emerging market countries may also have less developed legal and accounting systems, and their legal systems may deal with issuer bankruptcies and defaults differently than U.S. law would.
Management Risk – The Fund is actively managed, and the investment techniques and risk analyses used by the Fund’s portfolio managers may not produce the desired results.
Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. By itself, the Fund does not constitute a complete investment plan. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.
An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
3

Victory Science & Technology Fund Summary
Investment Performance
The following bar chart and table are intended to help you understand some indication of the risks of investing in the Fund. The bar chart illustrates the Fund Shares' volatility by showing how performance has varied from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the share classes for the periods indicated compared to those of the Fund's regulatory broad-based securities market index, the Fund's benchmark indexes, and an additional index of funds with similar investment objectives. We assume reinvestment of dividends and distributions.
Performance data for the classes varies based on differences in their fee and expense structures and reflects any expense limitations in effect during the periods shown. Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. The Fund’s most current performance information is available on the Fund’s website at vcm.com or by calling (800) 235-8396. Effective June 29, 2020, the Fund’s Adviser Shares were redesignated Class A shares, subject to a front-end sales load and different fees and expenses. Performance of the Class A shares, therefore, is that of the Adviser Shares restated to reflect the sales load applicable to Class A shares, but not any differences in the fees and expenses.
Calendar Year Returns for Fund Shares

75%
50%
25%
0%
-25%
-50%
-75%
2.63%
36.00%
-4.33%
37.77%
60.56%
-2.96%
-41.76%
34.01%
30.58%
18.22%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter	40.65%	June 30, 2020
Lowest Quarter	-25.71%	June 30, 2022

Year-to-date return	22.92%	June 30, 2026
4

Victory Science & Technology Fund Summary

Average Annual Total Returns (For the Periods Ended December 31, 2025)	1 Year	5 Years	10 Years
FUND SHARES Before Taxes	18.22%	3.18%	13.19%
FUND SHARES After Taxes on Distributions	15.80%	2.01%	10.71%
FUND SHARES After Taxes on Distributions and Sale of Fund Shares	12.52%	2.29%	9.97%
CLASS A Before Taxes	11.05%	1.66%	12.20%
Indices
S&P 500® Index reflects no deduction for fees, expenses, or taxes	17.88%	14.42%	14.82%
S&P North American Technology Sector Index reflects no deduction for fees, expenses, or taxes	27.82%	18.02%	22.54%
S&P Composite 1500 Health Care Index reflects no deduction for fees, expenses, or taxes	13.71%	7.53%	9.80%
Lipper Science & Technology Funds Index reflects no deduction for taxes	23.01%	11.34%	18.06%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (“IRA”) or 401(k) plan, the after-tax returns shown in the table are not relevant to you. Please note that after-tax returns are shown only for the Fund Shares and may differ for each share class.
Management of the Fund
Investment Adviser
Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser.
The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. The portfolio managers primarily responsible for the day-to-day management of all or a portion of the Fund are members of the Adviser’s RS Investments Growth (“RS Growth”) investment franchise, its Victory Solutions platform, and Wellington Management Company LLP (“Wellington Management”), which has been retained as a subadviser.
5

Victory Science & Technology Fund Summary
Portfolio Management
	Title	Tenure with the Fund
Stephen J. Bishop	Portfolio Manager, RS Growth	Since 2019
Paul Leung, CFA	Portfolio Manager, RS Growth	Since 2019
Mannik S. Dhillon, CFA, CAIA	President, Investment Franchises & Solutions	Since 2019
Bruce L. Glazer	Senior Managing Director, and Global Industry Analyst, Wellington Management	Since 2002
Brian Barbetta	Senior Managing Director and Global Industry Analyst, Wellington Management	Since 2017
Tom DeLong	Managing Director and Global Industry Analyst, Wellington Management	Since 2023
Jeremy Hartman	Senior Managing Director and Global Industry Analyst, Wellington Management	Since 2024
Purchase and Sale of Fund Shares
Investment Minimums	Fund Shares	Class A
Minimum Initial Investment	$3,000	$2,500
Minimum Subsequent Investments	$50	$50
You may purchase or sell Fund Shares any business day through the vcm.com website or by telephone at (800) 235-8396. You also may purchase or sell Fund Shares through certain other financial intermediaries. If you have opened an account directly with the Fund, you also may purchase and sell Fund Shares by mail at P.O. Box 182903, Columbus, OH 43218-2903. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.
For Class A shares a $1,000 minimum initial purchase amount and a $50 minimum subsequent purchase amount apply for Individual Retirement Accounts (“IRAs”), gift/transfer to minor accounts, and purchases through automatic investment plans.
Certain broker-dealers and other financial intermediaries (such as a bank) may establish higher or lower minimum initial and subsequent investment amounts to which you may be subject if you invest through them.
When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value (“NAV”) after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.
6

Victory Science & Technology Fund Summary
Tax Information
The Fund intends to make distributions that generally will be taxed to you as ordinary income or long-term capital gains, unless you are a tax-exempt investor or you invest through an IRA, 401(k) plan, or other tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.
7

Additional Fund Information

Victory Capital Management Inc., which we refer to as the “Adviser” throughout the Prospectus, manages the Fund.
The Fund is  managed by the Adviser who also manages other funds, each having distinct investment management objectives, strategies, risks, and policies. Together, these funds are referred to in this Prospectus as the “Victory Funds” or, more simply, the “Funds.”
The Fund seeks long-term capital appreciation. The Fund’s Board of Trustees (the “Board”) may change the investment objective without shareholder approval. The Fund will provide shareholders notice of any such change.
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of companies that are expected to benefit from the development and use of scientific and technological advances and improvements. This 80% policy may be changed upon at least 60 days’ prior written notice to shareholders.
At least 80% of the Fund’s net assets will be invested in industries such as, but not limited to, health care equipment & services, pharmaceuticals, biotechnology & life sciences, software & services, technology hardware & equipment, semiconductors & semiconductor equipment, telecommunication services, media & entertainment, broadline retail, aerospace & defense, and other industries the portfolio managers believe may benefit directly or indirectly from research and development in the science and technology fields. The Fund’s remaining assets may be invested in any other industry.
For purposes of the 80% policy, companies expected to benefit from the development and use of scientific and technological advances and improvements means those companies that operate in such industries as health care equipment & services, pharmaceuticals, biotechnology & life sciences, software & services, technology hardware & equipment, semiconductors & semiconductor equipment, telecommunication services, media & entertainment, broadline retail, aerospace & defense, and other industries the portfolio managers believe may benefit directly or indirectly from research and development in the science and technology fields.
This 80% policy may be changed upon at least 60 days’ prior written notice to shareholders.
Up to 50% of the Fund’s total assets may be invested in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in developed markets.
The Fund may consider various non-financial factors, where applicable, through quantitative models or qualitative assessments, including, for example, third-party sustainability ratings or governance and risk-related factors. Any consideration of such factors is only one part of the investment process and may have little to no weight on investment decisions, whether on an individual security basis or in the context of overall portfolio construction.
The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies as a response to adverse market, economic, political, or other conditions. The effect of taking such a temporary defensive position is that the Fund may not achieve its investment objective.
RS Growth
RS Growth performs in-depth analysis in search of what it believes are innovative companies that drive market share gains in technology, leading to sustainable earnings growth and long-term stock price appreciation. RS Growth employs both fundamental analysis and quantitative screening to identify potential investment candidates with greater earnings potential than expected by the market. Investment candidates typically exhibit some or all of the following key criteria: strong organic revenue growth, expanding margins and profitability, defensible competitive advantages, growing
8

Additional Fund Information

market share, and experienced management teams. Valuation is an integral part of the investment process and purchase decisions are based on the potential reward relative to the risk of each security based in part on RS Growth’s proprietary earnings calculations.
Victory Solutions
In making investment decisions for the Fund, Victory Solutions will invest the Fund’s assets allocated to it in a portfolio of securities that is customized to the Fund. Taking into consideration the holdings selected by the Fund’s other investment managers, Victory Solutions will customize its portion of the Fund’s assets to achieve one or more investment outcomes for the Fund as a whole, such as to seek potential alpha enhancement, adherence to the Fund’s investment objective and/or risk mitigation.
Wellington Management
Security selection decisions are based on in-depth fundamental analysis and valuation. For stocks purchased for the portfolio, Wellington Management typically favors the following attributes: a positive change in operating results is anticipated; unrecognized or undervalued capabilities are present; and high-quality management that is able to deliver shareholder value.
Wellington Management typically will sell stocks when: target prices are achieved; there is a negative change in the company’s fundamental outlook; or more attractive valuations are available in a comparable company.
9

Investments

The following describes the types of securities the Fund may purchase under normal market conditions to achieve its principal investment strategy.
Equity Securities
The Fund considers equity securities to include, among others, common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.
Foreign Securities
Can include common stock and convertible preferred stock of non-U.S. companies. Also may include American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”), which are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies, and exchange-traded funds (“ETFs”) that invest in foreign companies.
Additional Fund Strategies. The Adviser may use other types of investment strategies in pursuing the Fund's overall investment objective. The following describes the investment technique the Adviser may employ that is not considered to be a part of the Fund's principal investment strategies. Additional securities and techniques are described in the Fund's SAI.
Securities Lending
To enhance the return on its portfolio, the Fund may lend portfolio securities to brokers, dealers, and financial institutions to realize additional income under guidelines adopted by the Board. Each loan will be secured continuously by collateral in the form of cash, securities issued by the U.S. government or its agencies or instrumentalities.
10

Risk Factors

The following provides additional information about the Fund's principal risks and supplements the risks discussed in the Fund’s Summary section of this Prospectus.
Convertible Securities Risk: The Fund may invest in convertible securities, the value of which fluctuates in relation to changes in interest rates, the market price of the underlying common stock, and the credit quality of the issuer. A convertible security tends to perform more like a stock when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the option to convert) and more like a debt security when the underlying stock price is low relative to the conversion price (because the option to convert is less valuable). Because its value can be influenced by many different factors, a convertible security generally is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security is called for redemption, the Fund will be required to either permit the issuer to redeem the security, convert it into underlying common stock, or sell it to a third party. Convertible securities are subject to equity risk, interest rate risk, and credit risk and are often lower-quality securities, which means that they are subject to the same risks as an investment in lower-rated debt securities. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. In addition, because companies that issue convertible securities are often small- or mid-cap companies, to the extent the Fund invests in convertible securities, it will be subject to the risks of investing in these companies. The stocks of small- and mid-cap companies are often more volatile and less liquid than the stocks of larger companies. Convertible securities normally are “junior” securities, which means an issuer usually must pay interest on its non-convertible debt before it can make payments on its convertible securities. If an issuer stops making interest or principal payments, these securities may become worthless and the Fund could lose its entire investment. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stock holders but after holders of any senior debt obligations of the company.
Equity Securities Risk: The value of an equity security will fluctuate in response to changes in earnings or other conditions affecting the issuer’s profitability or in general market conditions. Unlike debt securities, which have preference to a company’s assets in case of liquidation, equity securities are entitled to the residual value after the company meets its other obligations.
Foreign Securities Risk: Investing in foreign companies, including ADRs and GDRs, involves certain special risks. There is the possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; changes to trade policies and trade disputes; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; less publicly available information about foreign issuers; difficulties in obtaining legal judgments; and foreign withholding taxes. Foreign investing may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. Three risks that require additional consideration are:
◼
Emerging Markets Risk: Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that generally are less economically diverse and mature than those in the United States and to political systems that may be less stable. Investments in emerging markets may be subject to the risk of abrupt and severe price declines and their financial markets often lack liquidity. In addition, emerging market countries may be more likely than developed countries to experience rapid and significant adverse developments in their political or economic structures. Emerging market economies also may be overly reliant on particular industries, and more vulnerable to shifts in international trade, trade barriers, and other protectionist or retaliatory measures.
11

Risk Factors

Governments in many emerging market countries participate to a significant degree in their economies and securities markets. Some emerging market countries restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or may nationalize or expropriate the assets of private companies. Emerging market countries also may be subject to high inflation and rapid currency devaluations and currency-hedging techniques may be unavailable in certain emerging market countries.
◼
Political Risk: Political risk includes a greater potential for coups d’état, revolts, and expropriation by governmental organizations.
◼
European Economic Risk: The economies of European Union (“EU”) member countries and their trading partners, as well as the broader global economy, may be adversely affected by, among other things, changes in the Euro’s exchange rate; changes in EU or governmental regulations on trade; geopolitical and other events, including acts of terrorism, tensions, war or other open conflicts; and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact the Fund’s investments and cause it to lose money. Events in Europe may continue to impact the economies of every European country and their economic partners. The ongoing Russia-Ukraine conflict, the resulting responses by the United States and other countries, and the potential for wider conflict have had, and could continue to have, severe adverse effects on regional and global economies and could further increase volatility and uncertainty in the global financial markets. In addition, uncertainties regarding the viability of the EU have impacted and may continue to impact regional and global markets. There are ongoing concerns regarding the United Kingdom’s withdrawal from the EU, commonly referred to as “Brexit,” as well as the impact this withdrawal may have on other economies of European countries and/or their sovereign debt. Withdrawals from the EU could cause significant regional and global market disruption, which may negatively impact the Fund’s investments and cause it to lose money.
General Market Risk: The Fund is subject to market risk, which is the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. In addition, markets and market-participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.
Market turmoil may be reflected in perceptions of economic uncertainty, price volatility in the equity and debt markets, and fluctuating trading liquidity. In response, governments may adopt a variety of fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and lower interest rates. An unexpected or quick reversal of these policies could increase volatility in the equity and debt markets. Market conditions and economic risks could have a significant effect on domestic and international economies, and could add significantly to the risks of increased volatility and decreased liquidity for the Fund’s portfolio. Equity securities tend to be more volatile than debt securities.
12

Risk Factors

Geopolitical/Natural Disaster Risk: Political and diplomatic events within the United States, including a contentious domestic political environment, changes in political party control of one or more branches of the U.S. government, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a U.S. government shutdown, and disagreements over, or threats not to increase, the U.S. government’s borrowing limit (or “debt ceiling”), as well as political and diplomatic events abroad, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. A downgrade of the ratings of U.S. government debt obligations, or concerns about the U.S. government’s credit quality in general, could have a substantial negative effect on the U.S. and global economies. Moreover, although the U.S. government has honored its credit obligations, there remains a possibility that the United States could default on its obligations. The consequences of such an unprecedented event are impossible to predict, but it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Fund’s investments. Similarly, environmental and public health risks, such as natural disasters or epidemics, or widespread fear that such events may occur, may impact markets and economies adversely and cause market volatility in both the short- and long-term.
Information Technology and Operations Risk: Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The information technology and other operational systems upon which a Fund’s service providers rely may be subject to cyber attack or other technological disruptions, and could otherwise disrupt the ability of these service providers to perform essential tasks for the Fund. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.
Liquidity Risk: Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Fund would like due to a variety of factors, including general market conditions, the perceived financial strength of the issuer, or specific restrictions on resale of the securities. Consequently, the Fund may have to hold these securities longer than it would like and may forgo other investment opportunities. It also is possible that the Fund could be prevented from realizing capital gains or could be forced to incur capital losses if the Adviser is unable to sell a position at the time or price of the Adviser’s choosing. Lack of liquidity may impact valuation of such securities and the Fund’s net asset value (“NAV”) adversely, especially during times of financial distress. In addition, the Fund may not be able to raise cash when needed or may be forced to sell other investments to raise cash, which could impact the Fund’s performance negatively. Infrequent trading of securities also may lead to an increase in price volatility. Liquidity is a general investment risk that potentially could impact any security, but funds that invest in privately placed securities, certain small-company securities, high-yield bonds, mortgage-backed or asset-backed securities, foreign or emerging-market securities, derivatives, or other structured investments, which all have experienced periods of illiquidity, generally are subject to greater liquidity risk than funds that do not invest in these types of securities.
Management Risk: The Fund is subject to management risk, which is the possibility that the investment techniques and risk analyses used in managing the Fund’s portfolio will not produce the desired results. In addition, we operate multiple investment franchises within the Adviser, and we also utilize a “manager-of-managers” structure, which gives us the right, with the prior approval of the Board and without shareholder approval, to change subadviser(s). If we add or replace an investment franchise or a subadviser to the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new investment franchise or subadviser realigns the portfolio to
13

Risk Factors

reflect its investment techniques and philosophy. A realignment of the Fund’s portfolio could take place at a disadvantageous time and also could result in higher capital gains and distributions, which could affect the tax efficiency of the Fund negatively. In addition, the Fund may not be fully invested under its investment program while the realignment takes place, which may negatively impact the Fund’s performance.
Science and Technology Sector Risk: A mutual fund portfolio consisting of investments related to the fields of science and technology is likely to be more volatile than a portfolio that is more widely diversified in other economic sectors. There is a possibility that the Fund’s investments in companies whose value is highly dependent on scientific and technological developments may be more volatile because of the short life cycles and competitive pressures of many of the products or services of these companies. Because of the competitiveness and rapid changes in the fields of science and technology, many of the companies in the Fund’s portfolio are subject to distinctive risks. The products and services of these companies may not be economically successful or may quickly become outdated. Additionally, many of these companies must comply with significant governmental regulations and may need governmental approval of their products and services.
Warrants and Rights Risk: Warrants and rights may be considered more speculative than certain other types of investments in that they do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities. If a warrant or right to subscribe to additional shares is not exercised or, when permissible, sold prior to the warrant’s or right’s expiration date, or redemption by the issuer, the Fund would lose all or substantially all of the purchase price of the warrant or right. The market for warrants and rights may be limited, and there may at times not be a liquid secondary market for warrants and rights.
Additional Risk Factors. The Adviser may use several types of investment strategies in pursuing the Fund's overall investment objective. The following risk is that which the Adviser does not consider to be a principal risk of the Fund. The statement of additional information (“SAI”) provides more detail about this risk and other risks that a Fund may be subject to that are not considered to be principal risks. You may request a copy of the Fund's SAI for more information.
Securities Lending Risk: The Fund may lend portfolio securities to broker-dealers or other institutions on a fully collateralized basis. There is a risk of delay in recovering a loaned security and/or risk of loss in collateral if the borrower becomes insolvent. There also is risk of loss if the borrower defaults and fails to return the loaned securities. The Fund could incur losses on the reinvestment of cash collateral from the loan, if the value of the short-term investments acquired with the cash collateral is less than the amount of cash collateral required to be returned to the borrower.
14

Organization and Management of the Fund

The Fund's Board has the overall responsibility for overseeing the management of the Fund.
The Investment Adviser
Victory Capital Management Inc. (the “Adviser”), a New York corporation that is registered as an investment adviser with the Securities and Exchange Commission (“SEC”), serves as the investment adviser to the Fund pursuant to an investment advisory agreement. Subject to the authority of the Board, the Adviser is responsible for the overall management and administration of the Fund's business affairs. The Adviser is responsible for selecting the Fund's investments according to its investment objective, policies, and restrictions. As of July 31, 2026, the Adviser managed and advised assets totaling in excess of $348.8 billion for individual and institutional clients. The Adviser’s principal address is 15935 La Cantera Pkwy, San Antonio, Texas 78256.
A discussion regarding the basis of the Board’s approval of the Fund's Advisory and Subadvisory  Agreement is available in the Fund's Form N-CSR for the period ended April 30.
The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. RS Growth, a Victory Capital investment franchise, and Victory Capital’s Victory Solutions platform are responsible for the day-to-day investment management of the Fund. The Adviser may allocate any portion (including, at times, no portion) of the Fund’s assets to an investment team. As stated further below, the Adviser has also retained a subadviser to manage all or a portion of the Fund.
The Fund’s investment management fee is comprised of a base investment management fee and a performance adjustment. The base investment management fee, which is accrued daily and paid monthly, is equal to an annualized rate of 0.75% of the Fund’s average daily net assets.
The performance adjustment is calculated separately for each share class of the Fund on a monthly basis and will be added to or subtracted from the base investment management fee depending upon the performance over the performance period of the respective share class relative to the performance of the Lipper Science & Technology Funds Index, which tracks the total return performance of funds within the Lipper Science & Technology Funds category. This category includes funds that invest at least 65% of their equity portfolio in science and technology stocks. The performance period for each share class consists of the current month plus the previous 35 months (or number of months since the date of investment advisory agreement, if shorter). The adjustment rate is determined as referenced in the following chart:
Over/Under Performance Relative to Index (in basis points)[1]	Annual Adjustment Rate (in basis points as a percentage of the Fund’s average daily net assets)
+/– 100 to 400	+/– 4
+/– 401 to 700	+/– 5
+/– 701 and greater	+/– 6
1 Based on the difference between the average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.
To determine the amount of the performance adjustment, the annual performance adjustment rate is multiplied by the average daily net assets of each respective share class over the entire performance period, which then is multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount then is added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base investment management fee.
15

Organization and Management of the Fund

Under the performance fee arrangement, each share class of the Fund pays a positive performance fee adjustment for a performance period whenever the share class outperforms the Lipper Science & Technology Funds Index over that period, even if the share class had overall negative returns during the performance period.
The performance adjustment may have a disproportionate impact on the performance of a share class with a smaller level of assets compared to the Fund’s other share classes with larger asset levels.
For the fiscal year ended April 30, 2026, performance adjustment was (0.04)%, and (0.04)% for the Fund Shares and Class A Shares, respectively. The performance adjustment rate, if any, included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36-month performance period.
See Fund Fees and Expenses in this Prospectus for information about any contractual agreement agreed to by the Adviser to waive fees and/or reimburse expenses with respect to the Fund. From time to time, the Adviser also may voluntarily waive fees and/or reimburse expenses in amounts exceeding those required to be waived or reimbursed under any contractual agreement that may be in place with respect to the Fund.
Investment Subadviser
The Fund uses a “manager-of-managers” structure. We are authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of the Fund's assets. We monitor each subadviser’s performance through quantitative and qualitative analysis and periodically report to the Board as to whether a subadviser’s agreement should be renewed, terminated, or modified. We also are responsible for determining how the Fund’s assets should be allocated to the subadviser(s). The allocation for a subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without shareholder approval.
The Adviser has entered into an Investment Subadvisory Agreement with Wellington Management, under which Wellington Management provides day-to-day discretionary management of the Fund’s assets allocated to it in accordance with the Fund’s investment objective, policies, and restrictions, subject to the general supervision of the Board and the Adviser. Wellington Management is compensated directly by the Adviser and not by the Fund.
Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 90 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of June 30, 2025, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $1,291.0 billion in assets.
Portfolio Management
RS Growth
Stephen J. Bishop is a portfolio manager on the RS Growth team and has been with Victory Capital since 2016 when Victory Capital acquired RS Investments. Mr. Bishop began his investment career in 1992 and joined the RS Growth team in 1996 as a research analyst primarily covering the Information Technology sector. Mr. Bishop earned a B.A. from the University of Notre Dame and an M.B.A. from Harvard Business School. He has co-managed a portion of the Fund since 2019.
16

Organization and Management of the Fund

Paul Leung, CFA, is a portfolio manager on the RS Growth team and has been with Victory Capital since 2016 when Victory Capital acquired RS Investments. Mr. Leung began his investment career in 1999 and joined the RS Growth team in 2012 as an analyst primarily covering the technology sector. Mr. Leung holds a B.S. in applied economics and business management from Cornell University. Mr. Leung is a CFA® charterholder. He has co-managed a portion of the Fund since 2019.
Victory Solutions
Mannik S. Dhillon, CFA, CAIA, serves as President, Investment Franchises & Solutions, for Victory Capital and has co-managed the Fund since 2019. From 2015-2017, he served as Victory Capital’s Head of Investment Solutions, Product, and Strategy. From 2010 to 2015, Mr. Dhillon served as a managing director and head of manager research with Wilshire Associates, where he evaluated asset managers and led strategic consulting engagements. Mr. Dhillon is a CFA® and CAIA® charterholder.
Wellington Management
The Fund is managed by teams of senior investment professionals.
Bruce L. Glazer, Senior Managing Director, and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1997. Mr. Glazer has been involved in portfolio management and securities analysis for the technology portion of the Fund since 2002.
Brian Barbetta, Senior Managing Director and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 2012. Mr. Barbetta has been involved in portfolio management and securities analysis for the technology portion of the Fund since 2017.
Tom DeLong, Managing Director and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 2023. Mr. DeLong has been involved in portfolio management and securities analysis for the technology portion of the Fund since 2023.
Jeremy Hartman, Senior Managing Director and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 2010. Mr. Hartman has been involved in portfolio management and securities analysis for the technology portion of the Fund since 2024.
The statement of additional information (“SAI”) provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund securities.
Change of Subadvisers
We have received an exemptive order from the SEC that permits us, subject to certain conditions, including prior approval of the Board, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by Victory Capital. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.
17

Investing with the Victory Funds

If you are looking for a convenient way to open an account or to add money to an existing account, we can help. The sections that follow will serve as a guide to your investment with the Victory Funds. These sections describe many of the share classes currently offered by the Victory Funds. Choosing a Share Class will help you decide which share class may be to your advantage to buy.
Keep in mind that Institutional Shares and Class R6 shares are available for purchase only by eligible shareholders. In addition, not all Victory Funds offer each class of shares described below; and therefore, certain classes may be discussed that are not necessarily offered by a Fund. The classes of shares that are offered by a Fund are those listed on the cover page designated with a ticker symbol. A Fund also may offer other share classes in different prospectuses.
This section of the prospectus also describes how to open an account, how to access information about your account, and how to buy, exchange, and sell shares of a Fund. Note, this information may vary if you invest through a third party such as a brokerage firm and will be dependent on that firm’s policies and practices. Consult your Investment Professional for specific details.
We want to make it simple for you to do business with us. If you have questions about any of this information, please call your investment professional or one of our customer service representatives at (800) 235-8396. They will be happy to assist you.
An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information.
Your Investment Professional also can help you decide which share class is best for you.
Investment Professionals and other financial intermediaries may charge fees for their services.

Choosing a Share Class
Fund Shares
◼
No front-end sales charge or contingent deferred sales charge (“CDSC”). All your money goes to work for you right away.
◼
Fund Shares do not pay any ongoing distribution and/or service (12b-1) fees.
◼
Typically, lower annual expenses than all classes except Institutional and Class R6 shares.
Institutional Shares
◼
No front-end sales charge or CDSC. All your money goes to work for you right away.
◼
Institutional Shares do not pay any ongoing distribution and/or service (12b-1) fees.
◼
Institutional Shares are only available to certain investors.
◼
Typically, lower annual expenses than all classes except Class R6 shares.
Class A
◼
Front-end sales charge, as described in this section. There are several ways to reduce or eliminate this charge as discussed under Sales Charge Reductions and Waivers for Class A Shares.
◼
A CDSC may be imposed if you sell your shares within 18 months of their purchase. The CDSC may be waived or reduced in certain circumstances as discussed under CDSC Reductions for Class A and Class C Shares.
◼
Class A shares also pay ongoing distribution and/or service (12b-1) fees.
◼
Lower annual expenses than Class C shares.
Class C
◼
No front-end sales charge. All your money goes to work for you right away.
18

Investing with the Victory Funds

◼
A CDSC may be imposed if you sell your shares within 12 months of purchase. The CDSC may be waived or reduced in certain circumstances as discussed under CDSC Reductions for Class A and Class C Shares.
◼
Class C shares also pay ongoing distribution and/or service (12b-1) fees.
◼
Higher annual expenses than all other classes of shares.
Class R6
◼
No front-end sales charge or CDSC. All your money goes to work for you right away.
◼
Class R6 shares do not pay any ongoing distribution and/or service (12b-1) fees.
◼
Class R6 shares are only available to certain investors.
◼
Typically, lower annual expenses than all other classes of shares.
Share Classes
When you purchase shares of the Fund, you must choose a share class. The Fund offers the share classes listed on the prospectus cover designated with their ticker symbol. Each share class represents an interest in the same portfolio of securities and is not a separate mutual fund. The classes differ in the sales charges, if any, and expenses that apply to your investment, allowing you and your Investment Professional to choose the class that best suits your investment needs. The Fund may offer additional classes of shares in the future.
Deciding which share class best suits your investment needs depends on a number of factors that you should discuss with your Investment Professional, including: whether you are eligible to invest in a particular class, how long you expect to hold your investment, how much you intend to invest in the Fund, and the total expenses associated with each share class.
The Fund reserves the right, without notice, to change the eligibility criteria for purchasing a particular share class. For example, a class of shares may be available to purchase only by retirement plans or by institutional investors. The Fund also may waive any applicable eligibility criteria or investment minimums at its discretion.
The Fund or any class may be closed at any time for failure to achieve an economical level of assets or for other reasons. Certain financial intermediaries who hold shares on behalf of their customers impose fees when the amount of shares of a particular class falls below a minimum threshold. To the extent that the amount of shares falls below that threshold, the Fund reserves the right to liquidate the shares held in accounts maintained by the financial intermediary.
Shares of the Fund are only available for sale in the United States and certain other areas subject to U.S. jurisdiction and may not be offered for sale in non-U.S. jurisdictions, except as approved by the Adviser. Investors residing outside of the United States (except those with Air/Army Post Office (“APO”), Fleet Post Office (“FPO”), or Diplomatic Post Office (“DPO”) addresses) generally may not purchase shares of the Fund, even if they are U.S. citizens or lawful permanent residents.
Eligibility Requirements to Purchase Fund Shares
You may open an account directly with the Fund and purchase Fund Shares on the Internet, by telephone, or by mail. Fund Shares also are available through certain financial intermediaries.
If Fund Shares are purchased through a retirement account or an Investment Professional (i.e., financial intermediary), the policies and procedures relating to these purchases may differ from those discussed in this prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other Investment Professional. For more information on these fees, check with your Investment Professional.
19

Investing with the Victory Funds

Eligibility Requirements to Purchase Institutional Shares
The Institutional Shares may be purchased by or through:
◼
Institutional and individual investors with a minimum investment in Institutional Shares of $1,000,000 who purchase through certain broker-dealers or directly from the transfer agent;
◼
Investors who purchase through advisory programs with an approved financial intermediary in which the financial intermediary typically charges the investor a fee based upon the value of the account (“Advisory Programs”). Such transactions may be subject to additional rules or requirements of the applicable Advisory Program;
◼
Brokerage platforms of firms that have agreements with the Distributor to offer such shares solely when acting as an agent for the investor and the investor may be required to pay a commission and/or other forms of compensation to the broker; or
◼
Institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as Affiliated Funds, and other persons or legal entities that the Fund may approve from time to time.
A Fund may allow a lower initial investment if, in the opinion of the Distributor, the investor has the adequate intent and availability of assets to reach a future level of investment of $1,000,000.
Eligibility Requirements to Purchase Class A and Class C Shares
Class A and Class C shares generally are made available through broker-dealers and other financial intermediaries and are subject to certain sales charges described below.
Calculation of Sales Charges for Class A Shares
For historical expense information, see the “Financial Highlights” at the end of this Prospectus.
Class A shares are sold at their public offering price, which is the NAV plus any applicable initial sales charge, also referred to as the “front-end sales load.” The sales charge may be reduced or eliminated for larger purchases, as detailed below or as described under Sales Charge Reductions and Waivers for Class A Shares. The investment levels required to obtain a reduced sales charge are commonly referred to as “breakpoints.”
All Class A purchases are subject to the terms described herein except for those purchases made through an intermediary specified in Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.
In order to obtain a breakpoint discount, you must inform the Victory Funds or your investment professional at the time you purchase shares of the existence of the other Victory accounts or purchases of Victory Funds that are eligible to be linked for the purpose of calculating the initial sales charge. The Fund or your investment professional may ask you for records or other information about other Victory Funds held in your Victory accounts and any linked accounts, such as accounts opened with a different financial intermediary.
The current sales charge rates and breakpoint levels for Class A shares of the Fund are listed below:
Your Investment in the Fund	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment
Up to $49,999	5.75%	6.10%
$50,000 up to $99,999	4.50%	4.71%
20

Investing with the Victory Funds

Your Investment in the Fund	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment
$100,000 up to $249,999	3.50%	3.63%
$250,000 up to $499,999	2.50%	2.56%
$500,000 and above[1]	0.00%	0.00%
1 A contingent deferred sales charge (“CDSC”) of 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge if any of those shares are redeemed within 18 months of purchase. This charge will be based on the current market value or the original cost of the shares you are selling, whichever is less. No CDSC is imposed on shares representing reinvested distributions. You may be eligible for a reduction or waiver of this CDSC under certain circumstances. See CDSC Reductions and Waivers for Class A and Class C Shares and Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries for details.
Sales Charge Reductions and Waivers for Class A Shares
There are several ways you can combine multiple purchases of Class A shares of the Victory Funds to take advantage of reduced sales charges or, in some cases, eliminate sales charges.
There are a number of ways you can reduce your sales charges, which we describe below. In order to obtain a Class A sales charge reduction or waiver, you must provide your financial intermediary or the Funds, at the time of purchase, with current information regarding shares of any Victory Funds held in other accounts. This information must include account statements or other records (including written representations from the intermediary holding the shares) that indicate any accounts (e.g., retirement accounts) established (i) with the Victory Funds and your investment professional; (ii) with other financial intermediaries; and (iii) in the name of immediate family household members (spouse or domestic partner and children under 21) with regard to Rights of Accumulation.
The availability of a sales charge reduction or waiver discussed below will depend upon whether you purchase your shares directly from the Fund or through a financial intermediary. If you are eligible for a sales charge reduction because you own shares of other Victory Funds, you must notify the Fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge reductions or waivers. Some intermediaries impose different policies for sales charge waivers and reductions. These variations are described in Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries. Except as described with respect to the intermediaries specified in Appendix A, all Class A shares are subject to the terms stated below. In order to obtain waivers and discounts that are not available through your intermediary, you must purchase Fund shares directly from the Fund or through another intermediary.
You can find additional information regarding sales charges and their reductions, free of charge, at vcm.com/policies, by clicking on Victory Funds Pricing Policies.
You may reduce or eliminate the sales charge applicable to Class A shares in a number of ways:
◼
Breakpoint – Purchase a sufficient amount to reach a breakpoint (see Calculation of Sales Charges for Class A Shares above);
◼
Letter of Intent – If you anticipate purchasing $50,000 or more of Class A shares of the Fund, including any purchase of other Victory Funds of any share class (except money market funds and assets held in group retirement plans) within a 13-month period, you may qualify for a sales charge breakpoint as though you were investing the total amount in one lump sum. In order to qualify for the reduced sales charge, you must submit a non-binding Letter of Intent (the “Letter”) within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. You must start with a minimum initial investment of at least 5.00% of the total amount you intend to purchase. A portion of the shares purchased under the Letter will be held in escrow until the total
21

Investing with the Victory Funds

investment has been completed. In the event you do not complete your commitment set forth in the Letter in the time period specified, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges;
◼
Right of Accumulation – Whereas a Letter of Intent allows you to qualify for a discount by combining your current purchase amount with purchases you intend to make in the near future, a Right of Accumulation allows you to reduce the initial sales charge on a Class A investment by combining the amount of your current purchase with the current market value of prior investments made by you, your spouse (including domestic partner), and your children under age 21 in any class of shares of any Victory Funds (except money market funds and any assets held in group retirement plans). The value of eligible existing holdings will be calculated by using the greater of the current value or the original investment amount. To ensure that you receive a reduced price using the Fund’s Right of Accumulation, you or your Investment Professional must inform the Funds that the Right applies each time shares are purchased and provide sufficient information to permit confirmation of qualification;
◼
Reinstatement Privilege – You may reinvest at NAV all or part of your redemption proceeds within 90 days of a redemption of Class A shares of the Fund;
◼
Waiver – The Victory Funds will completely waive the sales charge for Class A shares in the following cases:
◼
Purchases of $1,000,000 or more;
◼
Purchases by certain individuals associated with the Victory Funds or service providers (see Eligibility of Individuals Associated with the Victory Funds and Fund Service Providers);
◼
Purchases by registered broker-dealers, financial intermediaries or their agents, or affiliates who have agreements with the Fund’s distributor (the “Distributor”), if the shares are purchased for their own account, purchased for retirement plans of their employees, or sold to registered representatives or full-time employees (or their immediate families), provided that such purchase is for one of the foregoing types of accounts;
◼
Purchases for trust or other advisory accounts established with a financial institution and fee-based investment products or accounts;
◼
Reinvestment of proceeds from a liquidation distribution of Class A shares of Victory Funds held in a deferred compensation plan, agency, trust, or custody account;
◼
Purchases by retirement plans, including Section 401 and Section 457 plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans. Investors nonetheless may be charged a fee if they effect transactions in Class A shares through a broker or agent;
◼
Purchases by participants in no transaction fee programs offered by certain broker-dealers (sometimes referred to as “supermarkets”);
◼
Purchases by certain financial intermediaries who offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to their customers;
◼
Investors that have an investment account with the Adviser; or
◼
Individuals who reinvest the proceeds of redemptions from Institutional Shares or Class R6 shares of Victory Funds within 60 days of redemption.
You should inform the Fund or your investment professional at the time of purchase of the sales charge waiver category that you believe applies.
22

Investing with the Victory Funds

CDSC for Class A Shares
A contingent deferred sales charge (“CDSC”) of 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge if any of those shares are redeemed within 18 months of purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions.
More information is available in CDSC Reductions and Waivers for Class A and Class C Shares and Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries. All Class A purchases are subject to the terms described herein except for those purchases made through the intermediaries specified in Appendix A.
CDSC for Class C Shares
You will pay a 1.00% CDSC on any Class C shares you sell within 12 months of purchase. The CDSC is based on the current value of the shares being sold or their NAV when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. There is no CDSC imposed when you exchange your shares for Class C shares of another Victory Fund; however, your exchange is subject to the same CDSC schedule that applied to your original purchase.
An investor may, within 90 days of a redemption of Class C shares, reinvest all or part of the redemption proceeds in the Class C shares of any Victory Fund at the NAV next computed after receipt by the transfer agent of the reinvestment order. Class C share proceeds reinvested do not result in a refund of any CDSC paid by the shareholder, but the reinvested shares will be treated as CDSC-exempt upon reinvestment. The shareholder must ask the Distributor for such privilege at the time of reinvestment.
To keep your CDSC as low as possible, each time you sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your sale, we will sell the shares in the order they were purchased.
More information is available in CDSC Reductions and Waivers for Class A and Class C Shares and Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.
CDSC Reductions and Waivers for Class A and Class C Shares
No CDSC is imposed on redemptions of Class A and Class C shares in the following circumstances:
◼
To the extent that the shares redeemed:
◼
are no longer subject to the holding period for such shares;
◼
resulted from reinvestment of distributions; or
◼
were exchanged for shares of another Victory Fund as allowed by the prospectus, provided that the shares acquired in such exchange or subsequent exchanges will continue to remain subject to the CDSC, if applicable, calculated from the original date of purchase until the applicable holding period expires. In determining whether the CDSC applies to each redemption, shares not subject to a CDSC are redeemed first;
◼
Following the death or post-purchase disability of:
◼
a registered shareholder on an account; or
◼
a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;
◼
Distributions from individual retirement accounts, Section 403(b), Section 457, and Section 401 qualified plans, where redemptions result from:
23

Investing with the Victory Funds

◼
required minimum distributions with respect to that portion of such contributions that does not exceed 12% annually;
◼
tax free returns of excess contributions or returns of excess deferral amounts;
◼
distributions on the death or disability of the account holder;
◼
distributions for the purpose of a loan or hardship withdrawal from a participant plan balance; or
◼
distributions as a result of separation of service;
◼
Distributions as a result of a Qualified Domestic Relations Order or Domestic Relations Order required by a court settlement;
◼
In instances where the investor’s dealer or institution waived its commission in connection with the purchase and notifies the Distributor prior to the time of investment;
◼
When the redemption is made as part of a Systematic Withdrawal Plan (including dividends), up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established; or
◼
Participant-initiated distributions from employee benefit plans or participant-initiated exchanges among investment choices in employee benefit plans.
Eligibility Requirements to Purchase Class R6 Shares
Class R6 shares may only be purchased by or through:
◼
Endowments and foundations;
◼
Retirement plans, including Section 401 and Section 457 plans, Section 403 plans sponsored by a Section 501(c)(3) organization, employer-sponsored benefit plans (including health savings accounts) and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans;
◼
Advisory Programs with an approved financial intermediary in which the financial intermediary typically charges the investor a fee based upon the value of the account; or
◼
Registered investment companies.
Such investments may be subject to additional rules or requirements of the applicable Advisory Program.
The Class R6 shares are not available to retail accounts, traditional or Roth IRAs, SEPs, SARSEPs, SIMPLE IRAs, or 529 Education Savings Plans.
Eligibility of Individuals Associated with the Victory Funds and Fund Service Providers
Current and retired trustees of Victory-advised funds and the officers, directors, trustees, employees, and family members of employees of the Adviser or Affiliated Providers are eligible to purchase the lowest expense share class offered by the Fund. In the case of Class A shares, such purchases are not subject to a front-end sales charge. “Affiliated Providers” are affiliates of the Adviser and organizations that provide services to Victory Portfolios III (the “Trust”).
The Fund reserves the right to change the criteria for eligible investors and the investment minimums.
24

Investing with the Victory Funds

Additional Information Regarding Financial Intermediaries
Your ability to purchase, exchange, redeem, and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include: minimum investment requirements, exchange policies, fund choices, cutoff time for investments, and trading restrictions.
In addition, your financial intermediary may charge a transaction or other fee for the purchase or sale of shares of the Fund. Those charges are retained by the financial intermediary and are not shared with us. Please contact your financial intermediary or plan sponsor for a complete description of its policies.
Copies of the Fund's annual report, semi-annual report, and SAI are available from your financial intermediary or plan sponsor.
25

How to Buy Shares

Opening an Account With the Fund
You may purchase shares directly from the Fund or through certain investment professionals (e.g., financial intermediaries) as described below. If you already have an account with us, you will not need to fill out another application to invest in another fund, including other funds managed by the Adviser (together with the Fund, we refer to these as the “Affiliated Funds” or so simply as the “Funds”), unless the registration is different or we need further information to verify your identity.
As required by federal law, we must obtain certain information from you prior to opening an account with us. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. You may be asked for a copy of your driver’s license, passport, or other identifying documents as part of this process which may be cross-referenced against a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. If we subsequently are unable to verify your identity within a reasonable time, we may close your account or take other appropriate action. If your account is closed for this reason, your shares will be redeemed at the next calculated NAV. We prohibit opening accounts for certain investors, including but not limited to, foreign financial institutions, shell banks, correspondent accounts for foreign shell banks, and correspondent accounts for foreign financial institutions. A “foreign shell bank” is a foreign bank without a physical presence in any country. A “correspondent account” is an account established for a foreign bank to receive deposits from, or to make payments or other disbursements on behalf of, the foreign bank, or to handle other financial transactions related to such foreign bank.
Each shareholder named on an account with us must provide a Social Security number or other taxpayer identification number to avoid “backup” tax withholding required by the Internal Revenue Code of 1986, as amended (the “Code”).
Effective Date of Purchase
Purchase, exchange, and redemption requests are not processed until received in proper form. “Proper form” means actual receipt of the order along with all information and supporting documentation necessary to effect the transaction. Complete information may include any verification or confirmation of identity that the Fund's transfer agent or other authorized Fund agent may request. For purchase requests, “proper form” also generally includes receipt of sufficient funds to effect the purchase. The Fund, its transfer agent, or any authorized Fund agent may, in its sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time. Financial intermediaries may have their own requirements for recognizing a transaction in proper form or good order. If you hold your shares through a financial intermediary, please contact them for specific proper form or good order requirements.
When you make a purchase, your purchase price will be the NAV per share next calculated after we or the financial intermediary receive your request in “proper form.” The Fund’s NAV per share is calculated as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (“NYSE”) each day it is open for trading. If we or the financial intermediary receive your purchase request in proper form prior to that time, your purchase price will be the NAV per share calculated for that day. If we or the financial intermediary receive your purchase request in proper form after that time, the purchase price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.
The Fund or the Fund's Distributor or transfer agent may enter into agreements with Servicing Agents (such as financial intermediaries or plan sponsors), which hold shares of the Fund in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for
26

How to Buy Shares

shares of the Fund on the Fund’s behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund’s NAV per share next calculated after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.
Paying for Your Purchase
If you hold an account directly with the Fund and you plan to purchase shares from us with a check, the instrument must be written in U.S. dollars and drawn on a U.S. bank. If unclear or no instructions are provided with your check as to which fund the purchase was intended, we will make every effort to contact you to receive proper instructions. However, if we are unable to reach you within three business days of receipt of your check, we will deposit the funds in an existing or new Victory Treasury Money Market Trust account matching your existing registration. If we cannot locate an existing account matching your registration, the check will be returned within three business days. Initial purchases into an account by electronic funds transfer or check may be held for up to 30 days before any redemptions may be processed. We do not accept the following foreign instruments: checks, money orders, traveler’s checks, or other similar instruments. In addition, we do not accept cash or coins. If you plan to purchase shares through a financial intermediary, please check with that financial intermediary regarding acceptable forms of payment.
Minimum Investments
Fund Shares:
$3,000. However, financial intermediaries may set different investment minimums, and the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Institutional Shares:
$1 million. However, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Class A and Class C Shares:
$2,500 minimum ($1,000 for IRA accounts, gift/transfer to minor accounts, and purchases through automatic investment plans). However, financial intermediaries may set different investment minimums, and the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
If your account falls below the minimum investment amount, we may ask you to reestablish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.
The minimum investment required to open an account may be waived or lowered for employees and immediate family members of the employee of the Adviser, the Administrator, and their affiliates. In addition, the minimum investment required may be waived when the Fund is purchased through an Advisory Program or within qualified retirement plans or in other similar circumstances.
Class R6 Shares:
There is no minimum initial investment amount for Class R6 shares. However, financial intermediaries or plan recordkeepers may require plans to meet different investment minimums. Please contact your financial intermediary for additional information.
27

How to Buy Shares

Purchasing Additional Shares
Fund Shares:
$50 minimum per transaction, per account. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Institutional Shares:
There is no subsequent purchase minimum for investments in Institutional Shares.
Class A and Class C Shares:
$50 minimum per transaction, per account.
Class R6 Shares:
There is no subsequent purchase minimum for investments in Class R6 shares. However, financial intermediaries or plan recordkeepers may require participants to meet different subsequent purchase requirements.
Contacting the Victory Funds
The following features may be available to you to purchase, exchange, and redeem shares of the Fund you hold in an account opened directly with the Fund. Once you have an existing account, you can make additional investments at any time in any amount (subject to any minimums) in the following ways. All website transactions should be placed online at vcm.com.
◼
Internet Access
Review account information and make most account transactions. This includes making purchases, exchanges, and redemptions; reviewing account activity; checking balances; and more.
◼
Mobile Access
Review account information and make most account transactions.
◼
Telephone Access
To access account information and make account transactions, call toll free (800) 235-8396 during normal business hours to speak with a member service representative.
◼
Mail
If you would like to make a purchase or request a redemption by mail, send your written instructions to:
Regular Mail:
Victory Funds
P.O. Box 182903
Columbus, OH 43218-2903
Overnight Mail:
Use the following address ONLY for overnight packages:
Victory Funds
c/o FIS TA Operations
4249 Easton Way, Suite 400
Columbus, OH 43219
PHONE: (800) 235-8396
28

How to Buy Shares

◼
Bank Wire
To add to your account or request a redemption by bank wire, visit the vcm.com website or call (800) 235-8396 for instructions. This helps to ensure that your account will be credited or debited promptly and correctly. Any commercial bank can transfer same-day funds by wire.
Although the transfer agent currently does not charge you for receiving same-day funds, it reserves the right to charge for this service in the future. Your bank may charge you for wiring same-day funds.
◼
Electronic Funds Transfer
Additional purchases on a regular basis may be deducted electronically from a bank account. To sign up for these services when opening an account, visit the vcm.com website or call (800) 235-8396 for assistance. Currently, the Fund does not charge a fee for electronic transfers, but it reserves the right to charge for this service in the future. Your originating bank may charge a fee for electronic transfers.
29

How to Exchange Shares and Class Conversions

There may be limits on the ability to exchange between certain Victory Funds. You can obtain a list of Victory Funds available for exchange by calling (800) 235-8396 or by visiting VictoryFunds.com
The shares of any class of a Fund may be exchanged for the shares of any other class offered by the Fund or the same class, or any other class, of any other Victory Funds, either through your investment professional or directly through the Fund, subject to the conditions described below:
◼
Exchanges are subject to any CDSC, minimum investment limitation, or eligibility requirements described in the applicable prospectus and SAI. You may be required to provide sufficient information to establish eligibility to exchange into a new share class.
◼
To exchange between Victory Funds, the other Victory Fund you wish to exchange into must be eligible for exchange with your Fund.
◼
Shares of the Victory Fund selected for exchange must be available for sale in your state of residence.
If you have questions about these, or any of the Fund’s other exchange policies, please consult your customer service representative or your Investment Professional before requesting an exchange.
Before exchanging, you should read the prospectus of the Fund you wish to exchange into, which may be subject to different risks, fees, and expenses.
Other Exchange Rules You Should Know
If you have opened an account directly with the Fund, you may make exchanges on vcm.com. After we receive the exchange orders, the Fund’s transfer agent will simultaneously process exchange redemptions and purchases at the share prices next calculated pursuant to the procedures set forth herein. See Effective Date of Purchase for additional information. The investment minimums applicable to share purchases also apply to exchanges.
If you hold shares of the Fund in an account with a financial intermediary or plan sponsor, the policies and procedures on an exchange may differ from those discussed in this Prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy, sell, or exchange shares of the Fund through a broker or other Investment Professional. For more information on these fees, check with your Investment Professional.
An exchange of Fund shares for shares of another Victory Fund constitutes a sale for tax purposes unless the exchange is made within an IRA or other tax-deferred account.
The Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. The Fund may terminate or modify the exchange privilege at any time upon 60 days’ notice to shareholders.
For information on how to exchange shares of a Fund that were purchased through your employer’s retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.
30

How to Exchange Shares and Class Conversions

Class C Share Conversion
Class C shares of the Fund will automatically convert to Class A shares in the month following the eight-year anniversary date of the purchase of the Class C shares. Your financial intermediary may have a conversion schedule that is shorter than eight years. Class C conversions will be effected at the relative NAV of each such class without the imposition of any sales charge, fee or other charge.
You may be able to voluntarily convert your Class C shares before the stated anniversary to a different share class of the same Fund that has a lower total annual operating expense ratio provided certain conditions are met. This voluntary conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Adviser or the Distributor specific for this purpose. Generally, Class C shares are not eligible for conversion until the applicable CDSC period has expired. Please contact your financial intermediary for additional information.
Other Conversions
Under certain circumstances, we may convert your (i) Institutional Shares to Fund Shares and (ii) Class A shares to Fund Shares or Institutional Shares, as applicable. The Fund will notify you before any such conversion occurs.
The Fund also may provide for other conversion privileges from time to time under which a shareholder of the Fund may convert shares into another class of shares of the same Fund under certain circumstances, subject to approval by the Fund’s officers. For example, subject to approval by the Fund’s officers, a shareholder may convert shares of one class of the Fund held through an eligible advisory program into shares of another class of the Fund (if available) with a lower expense ratio, provided that following the conversion the shareholder meets applicable eligibility requirements for the class into which the shareholder seeks to convert (as described in this prospectus).
Pricing
When a conversion occurs, you receive shares of one class of a fund for shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs per share of the two share classes. A conversion between share classes of the same fund is a non-taxable event.
Conversions are not subject to the Fund's restrictions on short-term trading activity discussed under Excessive Short-Term Trading.
31

How to Sell Shares

Shareholders will receive a redemption price of the NAV per share next calculated after we receive the redemption request in “proper form” as provided under Effective Date of Purchase. If we receive the redemption request in proper form prior to the close of the NYSE’s regular trading session (generally 4 p.m. Eastern time), the redemption price will be the NAV per share calculated for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.
Under certain circumstances and when deemed to be in the Fund’s best interests, proceeds may not be sent to intermediaries for up to seven days after receipt of the redemption order.
There are a number of convenient ways to sell your shares.
If you have a direct account with the Fund, you may redeem Fund Shares on the Internet, by telephone, or by mail on any day the NAV per share is calculated. You can use the same mailing addresses listed under the section titled How to Buy Shares.
◼
By Internet
Log on to your account using vcm.com and place your redemption request.
◼
By Telephone
Call toll free (800) 235-8396 during normal business hours. You have the following options for receiving your redemption proceeds:
◼
Mail a check to the address of record;
◼
Wire funds to a previously designated domestic financial institution;
◼
Mail a check to a previously designated alternate address; or
◼
Electronically transfer your redemption via EFT to a previously designated domestic financial institution.
The Fund has undertaken certain authentication procedures regarding telephone transactions and will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.
◼
By Mail
Use the regular U.S. mail or overnight mail address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds.
◼
By Wire
If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call before the close of trading on the NYSE, your funds will be wired on the next business day.
◼
By Electronic Funds Transfer (“EFT”)
Normally, your redemptions will be processed on the same day, but will be processed on the next day if received after close of trading on the NYSE. It will be transferred by EFT as long as the transfer is to a domestic bank.
32

How to Sell Shares

Additional Information About Redemptions
The Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).
Under normal market conditions, the Fund typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. Under deteriorating market conditions or market stress, the Fund also may borrow to meet redemption requests. The Fund and the other Affiliated Funds are limited as to the amount that each may individually and collectively borrow in these circumstances. As a result, borrowings available to the Fund may be insufficient to satisfy Fund redemption requests. In addition, the Fund reserves the right to honor redemption orders wholly or partly with in-kind distributions of Fund portfolio securities instead of cash.
Fund Shares:
If you hold Fund Shares through an account directly with the Fund, the Fund typically expects to pay out redemption proceeds on the next business day after your order is received in proper form; however, it may take up to seven days to send your proceeds.
Payment for redemption of shares purchased by electronic funds transfer (“EFT”) or check will be sent after the EFT or check has cleared, which could take up to 30 days from the initial purchase date into the Fund and, for subsequent purchases into the Fund, seven business days from the purchase date.
If you choose to have your redemption proceeds mailed to you and either the U.S. Postal Service is unable to deliver the distribution check to you or the check remains outstanding for more than six months, the Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed redemption checks.
If you hold Fund Shares with a financial intermediary, please contact your financial intermediary regarding redemption policies. Normally, the Fund transmits proceeds to intermediaries for redemption orders that are received in proper form on the next business day after receipt.
Institutional Shares:
Institutional Shares typically expect to pay out redemption proceeds on the next business day after your order is received in proper form; however, it may take up to seven days to send your proceeds.
Class A and Class C Shares:
Check with your financial intermediary for its policies on redemptions. Class A and Class C shares purchased through a financial intermediary should be redeemed through the financial intermediary. The Fund typically expects to transmit proceeds to intermediaries for redemption orders received in proper form on the next business day after receipt.
Class R6 Shares:
Class R6 shares may be purchased or redeemed through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. Check with your financial intermediary or plan sponsor for its policies on redemptions. Normally, the Fund transmits proceeds to intermediaries and eligible institutional investors (foundations and endowments) for redemption orders received in proper form on the next business day after receipt.
For federal income tax purposes, a redemption of shares of the Fund is a taxable event, upon which you may recognize a capital gain or loss (unless you hold the shares of the Fund in a tax-deferred account or are a tax-exempt investor). A capital gain or loss is based on the difference between your basis in the redeemed shares and the proceeds you receive upon their redemption. See Important Information About Taxes for information regarding basis election and reporting.
33

Information About Fees

The Fund is comprised of multiple classes of shares. Each class shares the Fund's investment objective and investment portfolio. The classes have different fees, expenses, and/or minimum investment requirements. The difference in the fee structures between the classes is primarily the result of their separate arrangements for shareholder and distribution services and performance fee arrangements. It is not the result of any difference in the base investment management, custodial fee rate schedules, or other expenses related to the management of the Fund's assets, which do not vary by class. Different fees and expenses will affect performance.
Except as described below, the share classes have identical voting, dividend, liquidation, and other rights, preferences, terms, and conditions. The primary differences between the classes are: (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting that class; and (d) each class may have different purchase, exchange, and redemption privileges.
Distribution and Service Plans
In accordance with Rule 12b-1 under the Investment Company Act of 1940, the Trust has adopted a Distribution and Service Plan for Class A and Class C shares.
Under the Class A Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.25% of its average daily net assets of its Class A shares. The fee is paid for general distribution services and for providing personal services to shareholders. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund’s shares.
Personal services to shareholders generally are provided by broker-dealers or other financial intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions, and changing account information.
Under the Class C Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of 1.00% of the average daily net assets of its Class C shares. Of this amount, 0.75% of the Fund’s Class C shares average daily net assets will be paid for general distribution services and for selling Class C shares. The Fund will pay 0.25% of its Class C shares average daily net assets to compensate financial institutions that provide personal services to Class C shareholders of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund's Class C shares. Personal services to shareholders generally are provided by broker-dealers or other financial intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.
Because Rule 12b-1 fees are paid out of the Fund’s assets and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For additional information about the Rule 12b-1 Plan and its terms, see Distribution and Service Plans in the SAI.
34

Information About Fees

Payments to Financial Intermediaries
Certain financial intermediaries perform recordkeeping, networking, administrative, sub-transfer agency, and shareholder services for their clients with respect to their investments in the Fund that otherwise would be performed by the Fund’s transfer agent or administrator and shareholder servicing agent.
In some circumstances, we, or one of our affiliates, will pay a financial intermediary for these services out of our own resources, including any profits from the advisory fees the Adviser receives from the Funds. In other circumstances, the Fund will pay a fee to the financial intermediary for performing those services. The Fund will not pay financial intermediaries more than it would pay its direct service providers for transfer agency, administration, and/or shareholder services. In cases where intermediary fees are higher due to differences in the services being provided or other factors, the additional amounts will be paid by us and/or the Distributor. In addition, these payments generally are based on either (1) a percentage of the average daily net assets of Fund shareholders’ accounts serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. The aggregate amount of these payments may be substantial.
In addition, we and the Fund's Distributor may make payments to intermediaries for various additional services, other expenses, and/or the financial intermediaries’ distribution of shares of the Fund. Such payments are sometimes referred to as “revenue sharing” and generally are negotiated with a financial intermediary on the basis of such factors as the number or value of shares of the Fund that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary.
We (and our affiliates) also may pay fixed fees for the listing of a Fund on a broker-dealer’s or financial intermediary’s system. Such payments are not considered to be revenue sharing payments.
35

Distributions and Taxes

Dividends and Other Distributions
As a shareholder, you are entitled to your share of net income and capital gains on the Fund’s investments. The Fund passes its earnings along to investors in the form of dividends. Dividends paid by the Fund represent the net income from dividends and interest earned on investments after expenses. The Fund will distribute short-term gains, as necessary; and if the Fund makes a long-term capital gain distribution, it normally is paid once a year in December.
Buying a dividend. You should check the Fund's distribution schedule before you invest. If you buy shares of the Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

The Fund pays distributions of net investment income (“dividends”) annually. The Fund may make additional distributions to shareholders, or may not make a distribution, when considered appropriate or necessary. For example, the Fund could make one or more additional distributions to avoid the imposition of any federal income or excise taxes, or it may not make a distribution to limit returns of capital.
Any distribution made by the Fund will reduce the NAV per share of the class by the amount of the distribution on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any distribution. Some or all distributions may be subject to taxes.
Distributions can be received in one of the following ways. Please check with your Investment Professional if you are unsure of which option is right for you.
Reinvestment Option
The Fund automatically reinvests all income dividends and capital gain distributions, if any, on a share class in additional shares of that class unless you request to receive those distributions in cash by way of check or by way of electronic funds transfer.
Directed Bank Account Option
When you choose to receive cash dividends by way of electronic funds transfer to your bank checking or savings account, we will send them to you after the distribution date each month. The share price will be the NAV per share of the class computed on the ex-distribution date.
Cash Option
If you elect to receive your distributions by check, and the distribution amount is $25 or less, the amount will automatically be reinvested in the Fund. Otherwise, a check will be mailed to you no later than seven days after the dividend payment date. If you choose to have your distribution proceeds mailed to you and either the U.S. Postal Service is unable to deliver the distribution check to you or the check remains outstanding for at least six months, the distribution option on your account will default to the reinvestment option as described above. The Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed distribution checks. The Fund will invest in your account any dividend or other distribution payment returned to the Fund by your financial institution at the current NAV per share.
Income Earned Option
You can automatically reinvest your dividends in additional Fund shares and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.
36

Distributions and Taxes

Directed Distributions Option
If you own shares in more than one Victory Mutual Fund, you may direct that dividends and/or capital gain distributions received from one Victory Mutual Fund be used to purchase shares automatically in the same class of another Victory Mutual Fund.
Important Information About Taxes
The tax information in this Prospectus is provided as general information. You should review the more detailed discussion of federal income tax considerations in the SAI and consult your tax adviser regarding the federal, state, local, or foreign tax consequences resulting from your investment in the Fund.

Treatment of the Fund
The Fund, which is treated as a separate corporation for federal tax purposes, has qualified for each past taxable year, and intends to continue to qualify, for treatment as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). By doing so, the Fund (but not its shareholders) is relieved of federal income tax on the part of its investment company taxable income and net capital gain, if any, that it distributes to its shareholders.
Shareholder Taxation
◼
Distributions that shareholders receive from the Fund generally are subject to federal income tax and may be subject to state and/or local taxes.
◼
Dividends and distributions of net short-term gains are taxable to you as ordinary income, whether received in cash or reinvested in additional shares of the Fund or another Victory Mutual Fund.
◼
A portion of the Fund’s dividends (which is not expected to be substantial) may qualify for (1) the 50% dividends-received deduction available to corporations, and (2) the lower maximum federal income tax rates applicable to “qualified dividend income” of individuals and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy certain holding period and other restrictions with respect to their shares of the Fund—a maximum of 15% for a single shareholder with taxable income not exceeding $545,500 ($613,700 for married shareholders filing jointly) and 20% for those individual shareholders with taxable income exceeding those respective amounts (which are effective for 2026 and will be adjusted for inflation annually thereafter).
◼
Regardless of the length of time you have held shares of the Fund, distributions of net capital gains that the Fund realizes are taxable to you as long-term capital gains, whether received in cash or reinvested in additional shares of the Fund, and are taxed to individual shareholders at the 15% and 20% tax rates described above.
◼
You may realize a capital gain or loss for federal income tax purposes on a redemption or an exchange (which is treated like a redemption for those purposes) of shares of the Fund. Your gain or loss is based on the difference, if any, between your basis in the redeemed (or exchanged) shares and the redemption proceeds (or the aggregate NAV of the shares of the fund into which you exchange) you receive. Any capital gain an individual shareholder recognizes on a redemption or exchange of his or her shares of the Fund that have been held for more than one year will qualify for the 15% and 20% tax rates.
◼
An individual shareholder is subject to a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally includes taxable distributions the Fund pays and net gains realized on the redemption or exchange of shares of the Fund, or (2) the excess of his or her “modified adjusted gross income” over $200,000 (or $250,000 if married and filing jointly). This tax is in addition to any other taxes due on that income.
37

Distributions and Taxes

◼
Your basis in shares of the Fund that you acquired after December 31, 2011 (“Covered Shares”) will be determined in accordance with the Fund’s default method, which is average basis, unless you affirmatively elect in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method you elect (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.
◼
You should consult with your tax adviser to determine the best IRS-accepted basis determination method.
◼
The Fund may provide estimated capital gain distribution information through the website at vcm.com.
◼
Tax statements will be mailed from the Fund by mid-February showing the amounts and tax status of distributions made to you in the prior calendar year.
◼
Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.
◼
You should review the more detailed discussion of federal income tax considerations in the SAI and consult your tax adviser regarding the federal, state, local, or foreign tax consequences resulting from your investment in the Fund.
Taxpayer Identification and Backup Withholding
◼
Each shareholder named on an account with us must provide a Social Security number or other taxpayer identification number to avoid “backup” tax withholding required by the Code.
◼
Federal law requires the Fund to withhold and remit to the U.S. Treasury 24% of (1) dividends, capital gain distributions, and proceeds of redemptions, regardless of the extent to which gain or loss may be realized, otherwise payable to any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any individual shareholder who underreports dividend or interest income or fails to certify that he or she is not subject to backup withholding.
◼
Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded. To avoid this withholding, you must certify on your application, or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you currently are not subject to backup withholding.
38

Important Fund Policies and Other Information

Share Price Calculation
The price at which you purchase and redeem shares of the Fund is equal to the NAV per share calculated on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of the Fund’s assets (i.e., the value of its investments and other assets), deducting liabilities, and dividing by the number of shares outstanding. Shares of the Fund may be purchased and sold at the NAV per share without a sales charge. The Fund’s NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.
NAV=	Total Assets - Liabilities
Number of Shares Outstanding
Valuation of Securities
The Adviser, acting as the Valuation Designee, has established a Pricing and Liquidity Committee (the “Committee”); and subject to the Board’s oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.
Equity securities, including exchange-traded funds (“ETFs”), except as otherwise noted, traded primarily on domestic securities exchanges or the over-the-counter markets, are valued at the last sale price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the closing bid price generally is used for U.S.-listed equities and the average of the bid and ask prices is used for foreign listed equities.
Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund’s NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund’s NAV is calculated will not need to be reflected in the value of the Fund’s foreign securities. However, we and the subadviser(s) will monitor for events that would materially affect the value of the Fund’s foreign securities. The subadviser(s) have agreed to notify us of significant events they identify that may materially affect the value of the Fund’s foreign securities. If we determine that a particular event would materially affect the value of the Fund’s foreign securities, then the Committee will consider such available information that we deem relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.
39

Important Fund Policies and Other Information

Debt securities are valued each business day by a pricing service (the “Service”) approved by the Adviser as Valuation Designee. The Service uses an evaluated bid or the last sales price to price securities when, in the Service’s judgment, these prices are readily available and are representative of the securities’ market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.
Short-term debt securities with original or remaining maturities of 60 days or less generally may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.
Repurchase agreements are valued at cost.
Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day.
Futures contracts are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the values are based upon the settlement price on the prior trading date.
Options contracts are valued at the mean of the last bid and ask prices. Options on futures are valued at the settlement price determined by the applicable exchange.
Forward foreign currency contracts are valued on a daily basis using forward foreign currency exchange rates obtained from an independent pricing service.
In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith, at fair value, by the Committee in accordance with valuation procedures approved by the Adviser as Valuation Designee. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund’s NAV to be more reliable than it otherwise would be.
Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.
For additional information on how securities are valued, see Valuation of Securities in the Fund's SAI.
Customer Identification Program
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.
As a result, the Fund must obtain the following information for each person who opens a new account:
◼
Name;
◼
Date of birth (for individuals);
◼
Residential or business street address (although post office boxes are still permitted for mailing); and
40

Important Fund Policies and Other Information

◼
Social security number, taxpayer identification number, or other identifying number.
You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.
Statements and Reports
You will receive a periodic statement reflecting any transactions that affect the balance or registration of Fund shares in your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account’s statements. Share certificates are not issued. Twice a year, you will receive a financial report of the Fund. By February 15th of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.
The Fund will report information to you annually concerning the tax status of your dividends and other distributions for federal income tax purposes. In addition, the Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. You should consult with your tax adviser to obtain more information about how the basis reporting law applies to you.
Shareholder Communications
In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, each household will receive a single copy of the Fund’s most recent shareholder reports, proxy statements, prospectuses, and their supplements, unless you have instructed us to the contrary. This eliminates duplicate copies and saves paper and postage costs for the Fund. However, if you would like to receive individual copies, please contact us; and they will be delivered promptly.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI, which is available upon request and on the Fund’s website at VictoryFunds.com.
Important Transaction Information
Purchase, redemption, and exchange requests are not processed until received in proper form. “Proper form” means actual receipt of the order along with all information and supporting documentation necessary to effect the transaction. Complete information may include any verification or confirmation of identity that the Fund's transfer agent or other authorized Fund agent may request. For purchase requests, “proper form” also generally includes receipt of sufficient funds to effect the purchase. The Fund, its transfer agent, or any authorized Fund agent may, in its sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time. Financial intermediaries may have their own
41

Important Fund Policies and Other Information

requirements for recognizing a transaction in proper form or good order. If you hold your shares through a financial intermediary, please contact them for specific proper form or good order requirements.
IRA Distribution Fee
The Fund may apply a distribution fee to all full IRA distributions, except for those due to death, disability, or divorce. Partial IRA distributions are not charged a distribution fee.
Account Balance
Victory Capital Transfer Agency, Inc., the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/UTMA account; (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in Affiliated Funds; and (5) all IRAs (for the first year the account is open). The fee is not currently being assessed. The Fund will provide advance notice in the event it is assessed in the future.
Excessive Short-Term Trading
The Funds generally are not intended as short-term investment vehicles (except for the money market funds, Victory Short-Term Bond Fund, Victory Ultra Short-Term Bond Fund, and Victory Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as “market timing.”
Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the Funds can deter all excessive and short-term trading, the Board has adopted the following policies (except for the money market funds, Victory Short-Term Bond Fund, Victory Ultra Short-Term Bond Fund, and Victory Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing bona fide investors.
To deter such trading activities, the Funds’ policies and procedures state that:
◼
Each Fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.
◼
Each Fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by the Fund. Fair value pricing is used to adjust for “stale pricing” that may occur between the close of certain foreign exchanges or markets and the time when the Fund calculates its NAV per share. The use of fair value pricing is intended to deter investors who may be trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in a Fund using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a Fund’s NAV.
The Funds’ Right to Reject Purchase and Exchange Orders and Limit Trading in Accounts
The Funds’ main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons with a history of three short-term transactions within 90 days or less are
42

Important Fund Policies and Other Information

suspected of market timing and the shareholder’s trading privileges (other than redemption of Fund shares) will be suspended. The Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, each Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund. For this purpose, a short-term transaction is a purchase or redemption of a Fund and, as applicable, a subsequent redemption or purchase of the same Fund, or an exchange of all or part of that same Fund.
The following transactions are exempt from the excessive short-term trading activity policies described above:
◼
Transactions in the money market funds, Victory Short-Term Bond Fund, Victory Ultra Short-Term Bond Fund, and Victory Tax Exempt Short-Term Fund;
◼
Purchases and sales pursuant to automatic investment or withdrawal plans;
◼
Purchases and sales made through Victory Capital 529 Education Savings Plan;
◼
Purchases and sales made in certain separately managed accounts in wrap fee programs;
◼
Purchases and sales by the Victory Target Retirement Funds, Victory Cornerstone Conservative Fund, and/or Victory Cornerstone Equity Fund; and
◼
Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.
If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular Fund or all of the Funds.
The Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading. The Funds or the transfer agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.
The Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase shares of a Fund through financial intermediaries that establish omnibus accounts to invest in the Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The Funds subject to the short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the Funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or Funds will review net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.
We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary’s policies are determined by us to be at least
43

Important Fund Policies and Other Information

as stringent as the Funds’ policy. For shares purchased through financial intermediaries there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.
Because of the increased costs to review underlying trading information, the Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.
Other Fund Rights
The Fund reserves the right to:
◼
Reject or restrict purchase or exchange orders when in the best interest of the Fund;
◼
Limit or discontinue the offering of shares of the Fund without notice to the shareholders;
◼
Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;
◼
Redeem some or all of its shares in kind when in the best interest of the Fund;
◼
Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);
◼
Redeem an account with less than $500, with certain limitations;
◼
Restrict or liquidate an account when necessary or appropriate to comply with federal law; and
◼
Discontinue or otherwise limit the opening of accounts with us.
Additional Information
The Trust enters into contractual arrangements with various parties, including, among others, the Fund's adviser, transfer agent, and distributor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust or the Fund.
This Prospectus provides information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. Neither this Prospectus nor the related SAI is intended to be, or should be read to give rise to, an agreement or contract between the Trust or the Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.
44

Financial Highlights

The following financial highlights tables are intended to help you understand the Fund's and relevant share classes' financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund Shares and Class A shares (assuming reinvestment of all income dividends and capital gain distributions). Information shown for the Class A shares for the periods ended on or before July 31, 2020, reflects that of the Fund’s Adviser Shares, which were redesignated Class A shares on June 29, 2020.
The information has been derived from financial statements audited by Cohen & Company, Ltd., an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund’s Form N-CSR, which is available upon request. Information for the fiscal periods ended prior to April 30, 2025, was audited by the Fund’s former independent registered public accounting firm.
45

Victory Science & Technology Fund
	Fund Shares
For a Share Outstanding Throughout Each Period	Year Ended 4/30/26	Year Ended 4/30/25	Year Ended 4/30/24	9 Months Ended 4/30/23(a)	Year Ended 7/31/22	Year Ended 7/31/21
Net Asset Value, Beginning of Period	$26.93	$24.35	$19.02	$19.87	$36.68	$28.93
Investment Activities:
Net investment income (loss)(b)	(0.22)	(0.18)	(0.16)	(0.09)	(0.17)	(0.26)
Net realized and unrealized gains (losses)	11.14	2.76	5.49	(0.76)	(12.03)	9.92
Total from Investment Activities	10.92	2.58	5.33	(0.85)	(12.20)	9.66
Distributions to Shareholders from:
Net realized gains	(3.09)	—	—	—	(4.61)	(1.91)
Total Distributions	(3.09)	—	—	—	(4.61)	(1.91)
Net Asset Value, End of Period	$34.76	$26.93	$24.35	$19.02	$19.87	$36.68
Total Return(c),(d)	41.15%	10.64%	28.02%	(4.33)%	(37.07)%	33.71%
Ratios to Average Net Assets:
Net Expenses(e),(f)	0.95%	0.96%	0.97%	0.97%	0.95%	0.99%
Net Investment Income (Loss)(e)	(0.66)%	(0.64)%	(0.71)%	(0.63)%	(0.64)%	(0.76)%
Gross Expenses(e),(f)	0.95%	0.96%	0.97%	0.97%	0.95%	0.99%
Supplemental Data:
Net Assets at end of period (000's)	$1,354,650	$1,059,822	$1,066,594	$935,858	$1,067,016	$1,923,477
Portfolio Turnover(c),(g)	42%	31%	75%	56%	46%	43%
(a)
Effective April 30, 2023, the Fund’s fiscal year-end changed from July 31 to April 30.
(b)
Per share net investment income (loss) has been calculated using the average daily shares method.
(c)
Not annualized for periods less than one year.
(d)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.
(e)
Annualized for periods less than one year.
(f)
Does not include acquired fund fees and expenses, if any.
(g)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
46

Victory Science & Technology Fund

	Class A
For a Share Outstanding Throughout Each Period	Year Ended 4/30/26	Year Ended 4/30/25	Year Ended 4/30/24	9 Months Ended 4/30/23(a)	Year Ended 7/31/22	Year Ended 7/31/21
Net Asset Value, Beginning of Period	$25.17	$22.83	$17.88	$18.72	$34.93	$27.71
Investment Activities:
Net investment income (loss)(b)	(0.30)	(0.25)	(0.21)	(0.12)	(0.24)	(0.35)
Net realized and unrealized gains (losses)	10.38	2.59	5.16	(0.72)	(11.36)	9.48
Total from Investment Activities	10.08	2.34	4.95	(0.84)	(11.60)	9.13
Distributions to Shareholders from:
Net realized gains	(3.09)	—	—	—	(4.61)	(1.91)
Total Distributions	(3.09)	—	—	—	(4.61)	(1.91)
Net Asset Value, End of Period	$32.16	$25.17	$22.83	$17.88	$18.72	$34.93
Total Return(c),(d)	40.72%	10.25%	27.68%	(4.49)%	(37.26)%	33.27%
Ratios to Average Net Assets:
Net Expenses(e),(f)	1.28%	1.28%	1.26%(g)	1.24%	1.24%	1.30%
Net Investment Income (Loss)(e)	(0.99)%	(0.96)%	(1.00)%	(0.90)%	(0.93)%	(1.07)%
Gross Expenses(e),(f)	1.28%	1.28%	1.26%	1.25%	1.24%	1.30%
Supplemental Data:
Net Assets at end of period (000's)	$54,171	$44,248	$48,790	$46,211	$56,350	$109,245
Portfolio Turnover(c),(h)	42%	31%	75%	56%	46%	43%
(a)
Effective April 30, 2023, the Fund’s fiscal year-end changed from July 31 to April 30.
(b)
Per share net investment income (loss) has been calculated using the average daily shares method.
(c)
Not annualized for periods less than one year.
(d)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return. Excludes any applicable sales charges, including contingent deferred sales charges. Total return would be reduced if sales charges were taken into account.
(e)
Annualized for periods less than one year.
(f)
Does not include acquired fund fees and expenses, if any.
(g)
Includes impact of interest fees. Without these interest fees, the net expense ratio would have been at the contractual expense cap.
(h)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
47

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

The availability of certain initial and contingent deferred sales charge reductions and waivers may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. The following information about variations in sales charge reductions and waivers is applicable only to investors who purchase Fund shares through a Merrill Lynch, Ameriprise Financial, Morgan Stanley Wealth Management, Raymond James, Janney Montgomery Scott LLC, Edward D. Jones & Co. LP, Oppenheimer & Co. Inc., Stifel, Nicolaus & Company, Incorporated, Robert W. Baird & Co., J.P. Morgan Securities LLC, or Wells Fargo Advisors Financial Network, LLC platform or account.
In all instances, it is your responsibility to notify the Fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive those reductions and waivers.
Ameriprise Financial
Front-end sales charge reductions on Class A shares purchased through Ameriprise Financial
Shareholders purchasing Class A shares of the Fund through an Ameriprise Financial platform or account are eligible only for the following sales charge reductions, which may differ from those disclosed elsewhere in this Prospectus or the SAI. Such shareholders can reduce their initial sales charge on the purchase of Class A shares as follows:
◼
Transaction size breakpoints, as described in this Prospectus or the SAI.
◼
Rights of accumulation (“ROA”), as described in this Prospectus or the SAI.
◼
Letter of intent, as described in this Prospectus or the SAI.
Front-end sales charge waivers on Class A shares purchased through Ameriprise Financial
Shareholders purchasing Class A shares of the Fund through an Ameriprise Financial platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this Prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:
◼
shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SARSEPs.
◼
shares purchased through reinvestment of capital gains and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).
◼
shares exchanged from Class C shares of the same fund in the month of or following the seven-year anniversary of the purchase date. To the extent that this Prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this Prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.
◼
shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
48

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

◼
shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
◼
shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement).
CDSC waivers on Class A and C shares purchased through Ameriprise Financial
Fund shares purchased through an Ameriprise Financial platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this Prospectus or the SAI:
◼
redemptions due to death or disability of the shareholder
◼
shares sold as part of a systematic withdrawal plan as described in this Prospectus or the SAI
◼
redemptions made in connection with a return of excess contributions from an IRA account
◼
shares purchased through a Right of Reinstatement (as defined above)
◼
redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
Edward D. Jones & Co., LP (“Edward Jones”)
The following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund Prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the Victory Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints
◼
Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the Prospectus.
Rights of Accumulation (“ROA”)
◼
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of the Victory Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.
49

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

◼
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
◼
ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent (“LOI”)
◼
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if the LOI is not met.
◼
If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.
Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:
◼
Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones' policies and procedures.
◼
Shares purchased in an Edward Jones fee-based program.
◼
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
◼
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front load and one of the following (“Right of Reinstatement”):
◼
The redemption and repurchase occur in the same account.
◼
The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.
◼
The Right of Reinstatement excludes systematic or automatic transactions including, but not limited to, purchases made through payroll deductions, liquidations to cover account fees, and reinvestments from non-mutual fund products.
◼
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the Prospectus.
◼
Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
50

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

◼
Purchases of Class 529-A shares through a rollover from either another education savings plan or a security used for qualified distributions.
◼
Purchases of Class 529-A shares made for recontribution of refunded amounts.
Contingent Deferred Sales Charge (“CDSC”) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
◼
The death or disability of the shareholder.
◼
Systematic withdrawals with up to 10% per year of account value.
◼
Return of excess contributions from an Individual Retirement Account (IRA).
◼
Shares redeemed as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
◼
Shares redeemed to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
◼
Shares exchanged in an Edward Jones fee-based program.
◼
Shares acquired through NAV reinstatement.
◼
Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.
Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts
◼
Initial purchase minimum: $250
◼
Subsequent purchase minimum: none
Minimum Balances
◼
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
◼
A fee-based account held on an Edward Jones platform.
◼
A 529 account held on an Edward Jones platform.
◼
An account with an active systematic investment plan or LOI.
Exchanging Share Classes
◼
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares of the same fund.
Janney Montgomery Scott LLC (“Janney”)
Shareholders purchasing fund shares through a Janney brokerage account will be eligible only for the following load waivers (front-end sales charge waivers and CDSC, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's Prospectus or SAI.
Front-End Sales Charge Waivers on Class A shares available at Janney
◼
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
◼
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney
◼
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and
51

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Right of Reinstatement)
◼
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SARSEPs or Keogh plans
◼
Shares acquired through a Right of Reinstatement
◼
Class C shares that are no longer subject to a CDSC and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures
CDSC Waivers on Class A and C shares available at Janney
◼
Shares sold upon the death or disability of the shareholder
◼
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus
◼
Shares purchased in connection with a return of excess contributions from an IRA account
◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s Prospectus
◼
Shares sold to pay Janney fees but only if the transaction is initiated by Janney
◼
Shares acquired through a Right of Reinstatement
◼
Shares exchanged into the same share class of a different fund
Front-End Load Discounts available at Janney: Breakpoints, Rights of Accumulation and/or letters of intent1
◼
Breakpoints as described in this Prospectus
◼
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
◼
Letters of intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets
1 Also referred to as an “initial sales charge”
J.P. Morgan Securities LLC
If you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or Statement of Additional Information.
Front-End Sales Charge Waivers on Class A Shares available at J.P. Morgan Securities LLC
◼
Shares exchanged from Class C (i.e. level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy.
◼
Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund
52

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

those plans.  For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SARSEPs or 501(c)(3) accounts.
◼
Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.
◼
Shares purchased through rights of reinstatement.
◼
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
◼
Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.
Class C to Class A Share Conversion
◼
A shareholder in the Fund’s Class C shares will have their shares converted to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.
CDSC Waivers on Class A and C Shares available at J.P. Morgan Securities LLC
◼
Shares sold upon the death or disability of the shareholder.
◼
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.
◼
Shares purchased in connection with a return of excess contributions from an IRA account.
◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
◼
Shares acquired through a right of reinstatement.
Front-end load Discounts Available at J.P. Morgan Securities LLC: Breakpoints, Rights of Accumulation & Letters of Intent
◼
Breakpoints as described in the Prospectus.
◼
Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the Fund’s Prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.
◼
Letters of Intent (“LOI”), which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).
Merrill Lynch (“Merrill”)
Purchases or sales of front-end (for example, Class A) or level-load (for example, Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Fund’s Prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.
It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.
53

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

Additional information on waivers, discounts, and share class exchanges is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.
Front-end Load Waivers Available at Merrill
◼
Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SARSEPs, or Keogh plans
◼
Shares purchased through a Merrill investment advisory program
◼
Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account
◼
Shares purchased through the Merrill Edge Self-Directed platform
◼
Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account
◼
Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement
◼
Shares purchased by eligible persons associated with the fund as defined in this Prospectus (e.g. the fund’s officers or trustees)
◼
Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement
Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-end, Back-end, and Level-Load Shares Available at Merrill
◼
Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22(e)(3))
◼
Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement
◼
Shares sold due to return of excess contributions from an IRA account
◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation
◼
Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SARSEPs, or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund
Front-end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent
◼
Breakpoint discounts, as described in this Prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement
◼
Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients
54

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household
◼
Assets not held at Merrill will no longer be included in the ROA calculation. For more detail on the timing and calculation, please refer to the Merrill SLWD Supplement.
◼
Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement
◼
Merrill will no longer accept new LOIs. For more detail on the timing, please refer to the Merrill SLWD Supplement.
Morgan Stanley Wealth Management
Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Fund's Prospectus or SAI.
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley
◼
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SARSEPs or Keogh plans
◼
Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules
◼
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
◼
Shares purchased through a Morgan Stanley self-directed brokerage account
◼
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
◼
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge
Oppenheimer & Co. Inc. (“OPCO”)
Shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI.
Front-End Sales Charge Waivers on Class A Shares available at OPCO
◼
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
◼
Shares purchased by or through a 529 Plan
◼
Shares purchased through an OPCO affiliated investment advisory program
◼
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment
55

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

when purchasing shares of the same fund (but not any other fund within the fund family)
◼
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)
◼
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO
◼
Employees and registered representatives of OPCO or its affiliates and their family members
◼
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this Prospectus
CDSC Waivers on A and C Shares available at OPCO
◼
Death or disability of the shareholder
◼
Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus
◼
Return of excess contributions from an IRA Account
◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus
◼
Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
◼
Shares acquired through a Right of Reinstatement
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
◼
Breakpoints as described in this Prospectus
◼
Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)
Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's Prospectus or SAI.
Front-End Sales Charge Waivers on Class A Shares available at Raymond James
◼
Shares purchased in an investment advisory program
◼
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions
◼
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James
◼
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase
56

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)
◼
A shareholder in the Fund's Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James
CDSC Waivers on Classes A and C Shares available at Raymond James
◼
Death or disability of the shareholder
◼
Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus
◼
Return of excess contributions from an IRA Account
◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Fund's Prospectus
◼
Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James
◼
Shares acquired through a Right of Reinstatement
Front-End Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent
◼
Breakpoints as described in this Prospectus
◼
Rights of Accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets
◼
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets
Robert W. Baird & Co. (“Baird”)
Shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.
Front-End Sales Charge Waivers on Investors A shares Available at Baird
◼
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund
◼
Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird
◼
Shares purchased within 90 days following a redemption from a Fund, provided (1) the redemption and purchase occur within the purchaser’s Baird household and (2) the redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement)
◼
A shareholder in the Fund’s Investor C Shares will have their shares converted at net asset value to Investor A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird
◼
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this
57

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SARSEPs
CDSC Waivers on Investor A and C shares Available at Baird
◼
Shares sold due to death or disability of the shareholder
◼
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus
◼
Shares bought due to returns of excess contributions from an IRA Account
◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s Prospectus
◼
Shares sold to pay Baird fees but only if the transaction is initiated by Baird
◼
Shares acquired through a right of reinstatement
Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations
◼
Breakpoints as described in this Prospectus
◼
Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Fund assets held by accounts within the purchaser’s household at Baird. Eligible Fund assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets
◼
Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of a Victory Fund through Baird, over a 13-month period of time
Stifel, Nicolaus & Company, Incorporated (“Stifel”)
Shareholders purchasing or holding Victory Fund shares, including existing fund shareholders, through a Stifel or affiliated platform that provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge load waivers (including front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the Fund’s SAI.
Class A Shares
As described elsewhere in this Prospectus, Stifel may receive compensation out of the front-end sales charge if you purchase Class A shares through Stifel.
Rights of accumulation
Rights of accumulation (“ROA”) that entitle shareholders to breakpoint discounts on front-end sales charges will be calculated by Stifel based on the aggregated holding of eligible assets in the Victory Funds held by accounts within the purchaser’s household at Stifel. Ineligible assets include Class A Money Market Funds not assessed a sales charge. Fund Family assets not held at Stifel may be included in the calculation of ROA only if the shareholder notifies his or her financial advisor about such assets.
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
Front-end sales charge waivers on Class A shares available at Stifel
◼
Class C shares that have been held for more than seven (7) years may be converted to Class A shares or other front-end share class(es) of the same fund pursuant to Stifel’s policies and procedures. To the extent that this Prospectus elsewhere provides for a waiver with respect to the
58

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

exchange or conversion of such shares following a shorter holding period, those provisions shall continue to apply.
◼
Shares purchased by employees and registered representatives of Stifel or its affiliates and their family members as designated by Stifel.
◼
Shares purchased in a Stifel fee-based advisory program, often referred to as a “wrap” program.
◼
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same or other fund within the Victory Funds.
◼
Shares purchased from the proceeds of redeemed shares of Victory Funds so long as the proceeds are from the sale of shares from an account with the same owner/beneficiary within 90 days of the purchase. For the absence of doubt, automated transactions (i.e. systematic purchases, including salary deferral transactions and withdrawals) and purchases made after shares are sold to cover Stifel Nicolaus’ account maintenance fees are not eligible for rights of reinstatement.
◼
Shares from rollovers into Stifel from retirement plans to IRAs.
◼
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the direction of Stifel. Stifel is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this Prospectus.
◼
Purchases of Class 529-A shares through a rollover from another 529 plan.
◼
Purchases of Class 529-A shares made for reinvestment of refunded amounts.
◼
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer sponsored retirement plans do not include SEP IRAs, Simple IRAs or SARSEPs.
◼
Charitable organizations and foundations, notably 501(c)(3) organizations.
Contingent Deferred Sales Charges Waivers on Class A and C Shares
◼
Death or disability of the shareholder or, in the case of 529 plans, the account beneficiary.
◼
Shares sold as part of a systematic withdrawal plan not to exceed 12% annually.
◼
Return of excess contributions from an IRA Account.
◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.
◼
Shares acquired through a right of reinstatement.
◼
Shares sold to pay Stifel fees or costs in such cases where the transaction is initiated by Stifel.
◼
Shares exchanged or sold in a Stifel fee-based program.
Share Class Conversions in Advisory Accounts
◼
Stifel continually looks to provide our clients with the lowest cost share class available based on account type. Stifel reserves the right to convert shares to the lowest cost share class available at Stifel upon transfer of shares into an advisory program.
Wells Fargo Advisors Financial Network, LLC (collectively, “Wells Fargo Advisors”)
Wells Fargo Clearing Services, LLC operates a First Clearing business, but these rules are not intended to include First Clearing firms.
59

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

Clients of Wells Fargo Advisors purchasing fund shares through Wells Fargo Advisors are eligible for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the Prospectus or statement of additional information (“SAI”). In all instances, it is the investor's responsibility to inform Wells Fargo Advisors at the time of purchase of any relationship, holdings, or other facts qualifying the investor for discounts or waivers. Wells Fargo Advisors can ask for documentation supporting the qualification.
Wells Fargo Advisors Class A share front-end sales charge waivers information
Wells Fargo Advisors clients purchasing or converting to Class A shares of the fund in a Wells Fargo Advisors brokerage account are entitled to a waiver of the front-end load in the following circumstances:
◼
Wells Fargo Advisors employee and employee-related accounts according to Wells Fargo Advisor’s employee account linking rules. Legacy accounts and positions receiving affiliate discounts prior to the effective date will continue to receive discounts. Going forward employees of affiliate businesses will not be offered NAV.
◼
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.
WellsTrade, the firm’s online self-directed brokerage account, generally offers no-load share classes but there could be instances where a Class A share is offered without a front-end sales charge.
Wells Fargo Advisors Class 529-A share front-end sales charge waivers information
Wells Fargo Advisors clients purchasing or converting to Class 529-A shares of the fund through Wells Fargo Advisors transactional brokerage accounts are entitled to a waiver of the front-end load in the following circumstances:
◼
Shares purchased through a rollover from another 529 plan.
◼
Recontribution(s) of distributed funds are only allowed during the NAV reinstatement period as dictated by the sponsor’s specifications outlined by the plan.
Wells Fargo Advisors is not able to apply the NAV Reinstatement privilege for 529 Plan account purchases placed directly at the fund company. Investors wishing to utilize this privilege outside of Wells Fargo systems will need to do so directly with the Plan or a financial intermediary that supports this feature.
Unless specifically described above, other front-end load waivers are not available on mutual fund purchases through Wells Fargo Advisors.
Wells Fargo Advisors Contingent Deferred Sales Charge information
◼
Contingent deferred sales charges (CDSC) imposed on fund redemptions will not be rebated based on future purchases.
Wells Fargo Advisors Class A front-end load discounts
Wells Fargo Advisors Clients purchasing Class A shares of the fund through Wells Fargo Advisors brokerage accounts will follow the following aggregation rules for breakpoint discounts:
◼
SEP or SIMPLE IRAs will not be aggregated as a group plan. They will aggregate with the client’s personal accounts based on Social Security Number. Previously established SEP and SIMPLE IRAs may still be aggregated as a group plan.
◼
Employer-sponsored retirement plan (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans) accounts will aggregate with other plan accounts under the same Tax ID and will not be aggregated with other retirement plan accounts under a different Tax ID or personal accounts. For purposes of this
60

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SARSEPs or Keogh plans.
◼
Gift of shares will not be considered when determining breakpoint discounts
61

62

63

64

30227-0926
By mail:
Victory Funds
P.O. Box 182903
Columbus, OH 43218-2903

P.O. Box 182903
Columbus, OH 43218-2903
Statement of Additional Information (“SAI”): A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference into this Prospectus, which means it is legally part of the prospectus.
Annual/Semi-Annual Reports and Form N-CSR: The Fund's annual and semi-annual reports to shareholders and Form N-CSR contain more information about the Fund's investments. The annual shareholder report also includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal period. The Fund's Form N-CSR filings contain the Fund's annual and semi-annual financial statements.
How to Obtain Information: You may obtain a free copy of the SAI, annual and semi-annual reports and other information such as Fund financial statements and ask questions about the Fund or your accounts, online at VictoryFunds.com, by contacting the Fund at the following address or telephone number, or by contacting your financial intermediary.
By telephone:
Call Victory Funds at
(800) 235-8396
You also can obtain information about the Fund (including the SAI, other reports, and other information such as Fund financial statements) from the SEC on the SEC’s EDGAR database at sec.gov or, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov
Investment Company Act File No. 811-7852

September 1, 2026
Prospectus
Victory Short-Term Bond Fund
Fund Shares	Institutional Shares	Class A	Class C	Class R6
USSBX	UISBX	UASBX	—	URSBX
The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
vcm.com
(800) 235-8396

Victory Short-Term Bond Fund Summary
Investment Objective
The Victory Short-Term Bond Fund (the “Fund”) seeks high current income consistent with preservation of principal.
Fund Fees and Expenses
The tables below describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in one or more Victory Funds. More information about these and other discounts is available under Investing with the Victory Funds on page 22 of the Fund’s prospectus, in Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries, and from your financial intermediary.
Shareholder Fees
(paid directly from your investment)
	Fund Shares	Institutional Shares	Class A	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	2.25%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of purchase or sale price)	None	None	None[1]	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees[2]	0.25%	0.24%	0.21%	0.23%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%	0.25%	0.00%
Other Expenses	0.30%	0.22%	0.30%	0.10%
Total Annual Fund Operating Expenses	0.55%	0.46%	0.76%	0.33%
Fee Waiver/Expense Reimbursement[3]	0.00%	0.00%	(0.02)%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[3]	0.55%	0.46%	0.74%	0.33%
1
A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $250,000 or more that are redeemed within 18 months of purchase. For additional information, see the section titled Choosing a Share Class.
2
The management fee is comprised of a base fee (which is equal to an annualized rate of 0.20% of the Fund’s average daily net assets) and a performance adjustment. The performance adjustment is calculated separately for each share class on a monthly basis and is added to or subtracted from the base fee depending upon the performance of the respective share classes relative to the Lipper Short Investment Grade Debt Funds Index. Assets and performance are each measured over a rolling 36-month period. The annual adjustment rate ranges from +/- 0-6 basis points (a basis point is 1/100th of a percentage point) of average daily net assets depending on the level of over/under-performance. The performance adjustment reflected in the management fee may differ from the over/under annual adjustment rate due to differences in average net assets for the fiscal reporting period and rolling 36-month performance period. See Organization and Management of the Fund section for a description of the performance adjustment.
3
Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual fund operating expenses (excluding certain items such as performance fee adjustments, acquired fund fees and expenses, if any, interest, taxes, brokerage commissions, capitalized expenses, and other extraordinary expenses) do not exceed an annual rate of 0.53%, 0.43%, 0.73%, and 0.39% of the Fund Shares, Institutional Shares, Class A, and Class R6, respectively, through at least August 31, 2027. The Adviser is permitted to recoup management fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. The amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund’s management fee. This agreement may only be terminated by the Fund’s Board of Trustees.
1

Victory Short-Term Bond Fund Summary
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or continue to hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Fund Shares	$56	$176	$307	$689
Institutional Shares	$47	$148	$258	$579
Class A	$299	$460	$636	$1,144
Class R6	$34	$106	$185	$418
The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the most recent fiscal year, the Fund's portfolio turnover rate was 43% of the average value of its portfolio.
Principal Investment Strategy
Under normal circumstances, the Fund invests at least 80% of its net assets in a broad range of investment-grade debt securities and in derivatives and other instruments that have similar economic characteristics. The effective duration of the Fund is generally three years or less. The debt securities in which the Fund may invest include, among others, obligations of U.S., state, and local governments, and their agencies and instrumentalities; mortgage- and asset-backed securities; corporate debt securities; repurchase agreements; and other securities believed to have debt-like characteristics. Although the Fund will invest primarily in investment-grade securities, the Fund also may invest up to 10% of its net assets in below-investment-grade securities, which are sometimes referred to as high-yield or “junk” bonds. The Fund also may invest up to 20% of its assets in foreign debt securities, including non-dollar-denominated securities and emerging markets securities. The managers implement the Fund’s strategy by seeking to select securities that represent value at the time of purchase given current market conditions. Value is a combination of yield, credit quality, structure (maturity, coupon, redemption features), and liquidity. The Fund’s 80% policy may be changed upon at least 60 days’ prior written notice to shareholders.
Principal Risks
The Fund’s investments are subject to the following principal risks:
Debt Securities Risk – The value of a debt security or other income-producing security changes in response to various factors including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. Other factors that may affect the value of debt securities include, among others, economic conditions, market events, public health crises, and responses by governments and companies to such developments. These and other
2

Victory Short-Term Bond Fund Summary
events may affect the creditworthiness of the issuer of a debt security and may impair an issuer’s ability to timely meet its debt obligations as they come due.
Interest Rate Risk – The Fund is subject to the risk that the market value of the bonds in its portfolio will fluctuate because of changes in interest rates, changes in the supply of and demand for debt securities, and other market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Generally, the longer the duration of a bond, the greater its sensitivity is to interest rates. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations. The ability of an issuer of a debt security to repay principal prior to a security’s maturity can increase the security’s sensitivity to interest rate changes.
Decisions by the U.S. Federal Reserve (also known as the “Fed”) regarding interest rate and monetary policy, which can be difficult to predict and sometimes change direction suddenly in response to economic and market events, can have a significant effect on the value of fixed-income securities as well as the overall strength of the U.S. economy. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. As a result, the value of fixed-income securities may vary widely under certain market conditions.
Credit Risk – The fixed-income securities in the Fund's portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor’s return. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk.
High-Yield/Junk Bond Risk – Fixed-income securities rated below investment grade, also known as “junk” or high-yield bonds, generally entail greater economic, credit, and liquidity risk than investment-grade securities. Their prices may be more volatile, especially during economic downturns, financial setbacks, or liquidity events. High-yield securities also can involve a substantially greater risk of default than higher quality debt securities, and their values can decline significantly over short and longer periods of time.
Liquidity Risk – Market developments and other factors, including changes in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets. Heavy redemptions of fixed-income mutual funds and decreased liquidity from fixed-income securities could hurt the Fund’s performance. In addition, significant securities market disruptions, including economic, financial and public health crises, may lead to dislocation in the market for a variety of fixed-income securities (including municipal obligations), which can decrease liquidity and sharply reduce returns. Changes in government or central bank monetary policy may have a substantial and immediate impact on interest rates, which could result in losses to the Fund.
Prepayment and Extension Risk – Mortgage-backed securities make regularly scheduled payments of principal along with interest payments. In addition, mortgagors generally have the option of paying off their mortgages without penalty at any time. For example, when a mortgaged property is sold, the old mortgage is usually prepaid. Also, when interest rates fall, the mortgagor may refinance the mortgage and prepay the old mortgage. A homeowner’s default on the mortgage also may cause a prepayment of the mortgage. This unpredictability of the mortgage’s cash flow is called prepayment risk. For the investor, prepayment risk usually means that principal is received at the least opportune time. For example, when interest rates fall, homeowners may find it advantageous to refinance their mortgages
3

Victory Short-Term Bond Fund Summary
and prepay principal. In this case, the investor is forced to reinvest the principal at the current lower rate. On the other hand, when interest rates rise, homeowners generally will not refinance their mortgages and prepayments will fall. This causes the average life of the mortgage to extend and be more sensitive to interest rates, which is called extension risk. In addition, the amount of principal the investor has to invest in these higher interest rates is reduced.
Foreign Securities Risk – Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Global markets, or those in a particular region, may all react in similar fashion to important political, economic, or other developments. Events and evolving conditions in certain economies or markets, including with respect to tariffs or sanctions, may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile.
Emerging Markets Risk – Foreign securities risk can be particularly heightened because investments in emerging market countries generally are more volatile than investments in developed markets. Emerging market countries are less economically diverse and mature than more developed countries and tend to be politically less stable. The governments of emerging market countries may be more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. In addition, the economies of emerging market countries may be dependent on relatively few industries that are more susceptible to local and global changes. Emerging market countries may also have less developed legal and accounting systems, and their legal systems may deal with issuer bankruptcies and defaults differently than U.S. law would.
Legislative Risk – Changes in government policies may affect the value of the investments held by the Fund in ways we cannot anticipate, and such policies could have an adverse impact on the value of the Fund’s investments and the Fund’s net asset value (“NAV”).
U.S. Government Sponsored Enterprises (“GSEs”) Risk – While mortgage-backed securities, the value of which may be impacted by factors affecting the housing market, and other securities issued by certain GSEs, such as the Government National Mortgage Association (“Ginnie Mae”), are supported by the full faith and credit of the U.S. government, securities issued by other GSEs are supported only by the right of the GSE (including the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal National Mortgage Association (“Fannie Mae”)) to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs’ obligations, or by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. If such a GSE were to default on its obligations, the Fund might not be able to recover its investment.
Management Risk – The Fund is actively managed, and the investment techniques and risk analyses used by the Fund’s portfolio managers may not produce the desired results.
Reference Rate Transition Risk – The terms of many floating rate loans and other instruments were previously tied to the London Interbank Offered Rate (“LIBOR”), which functioned as a reference rate or benchmark for these instruments but was discontinued as a floating rate benchmark after June 30, 2023. The LIBOR discontinuation may adversely affect the financial markets generally and the Fund’s operations, finances, and investments specifically. There is no assurance that proposed replacement rates will be suitable substitutes for LIBOR, and thus the substitution of such rates for LIBOR could have an adverse effect.
Large Shareholder Risk – The actions by one large shareholder or multiple shareholders acting simultaneously may have an impact on the Fund and, therefore, indirectly on other shareholders. Shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the
4

Victory Short-Term Bond Fund Summary
tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.
Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. By itself, the Fund does not constitute a complete investment plan. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.
An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Investment Performance
The following bar chart and table are intended to help you understand some indication of the risks of investing in the Fund. The bar chart illustrates the Fund Shares' volatility by showing how performance has varied from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the share classes for the periods indicated compared to those of the Fund's regulatory broad-based securities market index the Fund's benchmark index, and an additional index of funds with similar investment objectives. We assume reinvestment of dividends and distributions.
Performance data for the classes varies based on differences in their fee and expense structures and reflects any expense limitations in effect during the periods shown. Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. The Fund’s most current performance information is available on the Fund’s website at vcm.com or by calling (800) 235-8396. Effective June 29, 2020, the Fund’s Adviser Shares were redesignated Class A shares, subject to a front-end sales load and different fees and expenses. Performance of the Class A shares, therefore, is that of the Adviser Shares restated to reflect the sales load applicable to Class A shares, but not any differences in the fees and expenses.
Calendar Year Returns for Fund Shares

10%
5%
0%
-5%
-10%
3.00%
2.29%
1.23%
5.00%
4.52%
1.13%
-2.94%
6.34%
6.20%
5.78%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter	4.94%	June 30, 2020
Lowest Quarter	-3.46%	March 31, 2020

Year-to-date return	1.38%	June 30, 2026
5

Victory Short-Term Bond Fund Summary

Average Annual Total Returns (For the Periods Ended December 31, 2025)	1 Year	5 Years	10 Years (or Life of Class)
FUND SHARES Before Taxes	5.78%	3.23%	3.22%
FUND SHARES After Taxes on Distributions	3.84%	1.77%	1.96%
FUND SHARES After Taxes on Distributions and Sale of Fund Shares	3.39%	1.84%	1.93%
INSTITUTIONAL SHARES Before Taxes	5.99%	3.33%	3.32%
CLASS A Before Taxes	3.19%	2.56%	2.77%
CLASS R6 Before Taxes	6.13%	3.46%	3.46%[1]
Indices
Bloomberg U.S. Aggregate Bond Index reflects no deduction for fees, expenses, or taxes	7.30%	-0.36%	2.01%
Bloomberg 1-3 Year Credit Index reflects no deduction for fees, expenses, or taxes	5.82%	2.46%	2.64%
Lipper Short Investment Grade Debt Funds Index reflects no deduction for taxes	6.03%	2.64%	2.71%
1
Inception date of Class R6 is December 1, 2016.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (“IRA”) or 401(k) plan, the after-tax returns shown in the table are not relevant to you. Please note that after-tax returns are shown only for the Fund Shares and may differ for each share class.
Management of the Fund
Investment Adviser
Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser.
The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. The portfolio managers primarily responsible for the day-to-day management of the Fund are members of the Adviser’s Victory Income Investors investment franchise.
Portfolio Management
	Title	Tenure with the Fund
James F. Jackson Jr., CFA	Chief Investment Officer, Head of Fixed Income Portfolio Management, and Senior Portfolio Manager	Since 2019
Brian W. Smith, CFA, CPA	Senior Portfolio Manager	Since 2013
Kurt Daum, J.D.	Senior Portfolio Manager	Since 2016
R. Neal Graves, CFA, CPA	Senior Portfolio Manager	Since 2019
Douglas J. Rollwitz, CFA, CPA	Portfolio Manager and Senior Fixed Income Research Analyst	Since 2019
6

Victory Short-Term Bond Fund Summary
Purchase and Sale of Fund Shares
Investment Minimums	Fund Shares	Institutional Shares	Class A	Class R6
Minimum Initial Investment	$3,000	$1,000,000	$2,500	None
Minimum Subsequent Investments	$50	None	$50	None
You may purchase or sell Fund Shares on any business day through vcm.com or by telephone at (800) 235-8396. You also may purchase or sell Fund Shares through certain other financial intermediaries. If you have opened an account directly with the Fund, you also may purchase and sell Fund Shares by mail at P.O. Box 182903, Columbus, OH 43218-2903. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Institutional Shares are not offered for sale directly to the general public. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.
For Class A shares, a $1,000 minimum initial purchase amount and a $50 minimum subsequent purchase amount apply for Individual Retirement Accounts (“IRAs”), gift/transfer to minor accounts, and purchases through automatic investment plans.
Certain broker-dealers and other financial intermediaries (such as a bank) may establish higher or lower minimum initial and subsequent investment amounts to which you may be subject if you invest through them.
Class R6 shares are available through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. Class R6 shares also are available to eligible investors as described in the prospectus. Please contact your plan administrator or recordkeeper to purchase or sell (redeem) shares from your retirement plan.
When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value (“NAV”) after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.
Tax Information
The Fund intends to make distributions that generally will be taxed to you as ordinary income or long-term capital gains, unless you are a tax-exempt investor or you invest through an IRA, 401(k) plan, or other tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions for investments in all share classes except the R6 Shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.
7

Additional Fund Information

Victory Capital Management Inc., which we refer to as the “Adviser” throughout the Prospectus, manages the Fund.
The Fund is  managed by the Adviser who also manages other funds, each having distinct investment management objectives, strategies, risks, and policies. Together, these funds are referred to in this Prospectus as the “Victory Funds” or, more simply, the “Funds.”
The Fund seeks high current income consistent with the preservation of principal. The Fund’s Board of Trustees (the “Board”) may change the investment objective without shareholder approval. The Fund will provide shareholders notice of any such change.
Under normal circumstances, the Fund invests at least 80% of its assets in a broad range of investment-grade debt securities and in derivatives and other instruments that have similar economic characteristics. The effective duration of the Fund is generally three years or less. This 80% policy may be changed upon at least 60 days’ prior written notice to shareholders. Although the Fund will invest primarily in investment-grade securities, the Fund also may invest up to 10% of its net assets in securities that at the time of purchase are below-investment-grade securities, and up to 20% of its assets in foreign debt securities, including non-dollar-denominated securities and emerging markets securities. The Fund is limited to investing 20% of its net assets in preferred and convertible securities.
The Fund invests in investment-grade securities, which include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as securities rated or subject to a guarantee that is rated within the categories listed by at least one of the Nationally Recognized Statistical Rating Organizations (“NRSROs”) approved by the Securities and Exchange Commission (“SEC”), or unrated securities determined by the Adviser to be of comparable investment quality at the time of purchase. Below are the investment-grade credit ratings for two of the NRSROs:
Rating Agency	Long-Term Debt Securities	Short-Term Debt Securities
Moody’s Investors Service, Inc.	At least Baa3	At least Prime–3 or MIG 3/VMIG 3
S&P Global Ratings	At least BBB –	At least A–3 or SP–2
You will find more information about the above debt ratings in the Fund’s SAI.
The Fund may consider various non-financial factors, where applicable, through quantitative models or qualitative assessments, including, for example, third-party sustainability ratings or governance and risk-related factors. Any consideration of such factors is only one part of the investment process and may have little to no weight on investment decisions, whether on an individual security basis or in the context of overall portfolio construction.
The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies as a response to adverse market, economic, political, or other conditions. The effect of taking such a temporary defensive position is that the Fund may not achieve its investment objective.
Victory Income Investors
We search for securities that represent value at the time of purchase given current market conditions. Value is a combination of yield, credit quality, structure (maturity, coupon, redemption features), and liquidity. We recognize value by simultaneously analyzing the interaction of these factors among the securities available in the market. We will sell a security if we become concerned about its credit risk, we are forced by market factors to raise money, or an attractive replacement is available.
8

Investments

The following describes the types of securities the Fund may purchase under normal market conditions to achieve its principal investment strategy. The Fund may not necessarily buy all of the securities listed below.
Below-Investment-Grade Securities
Below-investment-grade securities, sometimes referred to as high-yield or “junk” bonds, are considered speculative and are subject to significant credit risk because they are believed to represent a greater risk of default than more creditworthy investment-grade securities. These lower-quality securities generally have less interest rate risk and higher credit risk than higher-quality securities. At the same time, the volatility of below-investment-grade securities historically has been less than that of the equity market as a whole. Below-investment-grade securities also may be less liquid than investment-grade securities.
Bonds
A debt instrument representing the contractual obligation of an issuer to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) on a specified date. Bonds may be issued in a variety of forms and by different types of issuers, such as:
◼
Corporate debt securities – Bonds and other debt instruments issued by corporations and similar entities.
◼
Obligations of U.S., state, and local governments, their agencies and instrumentalities – In general, the debt obligations (of which some, but not all, are supported by the taxing power of the government) of certain governmental entities.
◼
Mortgage- and asset-backed securities – Generally, securities representing a pool of mortgages or other expected streams of payments, such as credit card receivables or automobile loans, which are packaged together and sold to investors who then are entitled to the payments of interest and principal. Types of mortgage-backed securities in which the Fund may invest include, but are not limited to, collateralized mortgage obligations (“CMO”), commercial mortgage-backed securities (“CMBS”), and interest-only CMBS.
Convertible Securities
Bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes, the credit quality of the issuer, and the price of the underlying common stock.
Derivatives
The Fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies, or securities), including futures contracts, options contracts, and swaps, to manage its exposure to changes in securities prices and foreign currencies, in an effort to enhance income, and to protect the value of portfolio securities. The Fund also may use derivatives in circumstances where the portfolio managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.
Eurodollar and Yankee Obligations
Eurodollar and Yankee Obligations are dollar-denominated instruments that have been issued by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Eurodollar Obligations are issued outside the U.S. capital markets and Yankee Obligations are issued in the U.S. capital markets.
9

Investments

Loan Interests and Direct Debt Instruments
Interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (in the case of loans and loan participations), to suppliers of goods or services (in the case of trade claims or other receivables), or to other parties. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal.
Non-Dollar-Denominated Foreign Securities
Securities (including debt and equity securities) issued in foreign markets and denominated in foreign currencies.
Periodic Auction Reset Bonds
Bonds whose interest rates are reset periodically through an auction mechanism. Periodic auction reset bonds generally are subject to less interest rate risk than long-term fixed-rate debt instruments because the interest rate will be periodically reset in a market auction.
Preferred Stocks
An equity security of a company with a specified dividend that may or may not fluctuate. Preferred stocks rank after bonds and before common stocks in claims on income for dividend payments and on assets should the company be liquidated.
Repurchase Agreements
A transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller at an agreed upon price on an agreed upon date, the resale price of which reflects the purchase price plus an agreed upon market rate of interest.
Synthetic Securities
A security created by combining an intermediate or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice.
Additional Fund Strategies. The Adviser may use other types of investment strategies in pursuing the Fund's overall investment objective. The following describes the investment technique the Adviser may employ that is not considered to be a part of the Fund's principal investment strategies. Additional securities and techniques are described in the Fund's SAI.
Securities Lending
To enhance the return on its portfolio, the Fund may lend portfolio securities to brokers, dealers, and financial institutions to realize additional income under guidelines adopted by the Board. Each loan will be secured continuously by collateral in the form of cash, securities issued by the U.S. government or its agencies or instrumentalities.
10

Risk Factors

The following provides additional information about the Fund's principal risks and supplements the risks discussed in the Fund’s Summary section of this Prospectus.
Asset-Backed and Mortgage-Backed Securities Risk: Asset-backed securities (“ABS”) represent interests in pools of mortgages, loans, receivables, or other assets such as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. Mortgage-backed securities (“MBS”) are a type of asset-backed security that represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements.
During periods of falling interest rates, mortgage- and asset-backed securities, which typically provide the issuer with the right to call or prepay the security prior to maturity, may be called or prepaid, which may result in the Fund having to reinvest the proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of mortgage- and asset-backed securities may extend because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. As a result, mortgage-backed and asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market values during periods of rising interest rates. Prepayment rates are difficult to predict and the potential impact of prepayments on the value of a mortgage- or asset-backed security depends on the terms of the instrument and can result in significant volatility. The price of a mortgage-backed or asset-backed security also depends on the credit quality and adequacy of the underlying assets or collateral. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. Subprime mortgage loans, which typically are made to less creditworthy borrowers, have a higher risk of default than conventional mortgage loans. Therefore, mortgage-backed securities backed by subprime mortgage loans may suffer significantly greater declines in value due to defaults. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as “Ginnie Mae”), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as “Fannie Mae” and “Freddie Mac”), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.
Convertible Securities Risk: The Fund may invest in convertible securities, the value of which fluctuates in relation to changes in interest rates, the market price of the underlying common stock, and the credit quality of the issuer. A convertible security tends to perform more like a stock when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the option to convert) and more like a debt security when the underlying stock price is low relative to the conversion price (because the option to convert is less valuable). Because its value can be influenced by many different factors, a convertible security generally is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security is called for redemption, the Fund will be required to either permit the issuer to redeem the security, convert it into underlying common stock, or sell it to a third party. Convertible securities are subject to equity risk, interest rate risk, and credit risk and are often lower-quality securities, which means that they are subject to the same risks as an investment in lower-rated debt securities. Since it derives a portion of its value from the common
11

Risk Factors

stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. In addition, because companies that issue convertible securities are often small- or mid-cap companies, to the extent the Fund invests in convertible securities, it will be subject to the risks of investing in these companies. The stocks of small- and mid-cap companies are often more volatile and less liquid than the stocks of larger companies. Convertible securities normally are “junior” securities, which means an issuer usually must pay interest on its non-convertible debt before it can make payments on its convertible securities. If an issuer stops making interest or principal payments, these securities may become worthless and the Fund could lose its entire investment. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stock holders but after holders of any senior debt obligations of the company.
Credit Risk: Credit risk is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk and may apply to certain other securities in which the Fund may invest. The Fund accepts some credit risk as a recognized means to enhance investors’ return. Market events may affect the creditworthiness of the issuer of a fixed-income security and may impair an issuer’s ability to timely meet its debt obligations as they come due.
When evaluating potential investments for the Fund, our analysts independently assess credit risk and its potential impact on the Fund’s portfolio. In addition, credit rating agencies may provide estimates of the credit quality of the potential investment. The ratings may not take into account every risk that interest and/or principal will be repaid on a timely basis. Lower credit ratings typically correspond to higher perceived credit risk and higher credit ratings typically correspond to lower perceived credit risk. Securities in the lowest-rated investment-grade category have speculative characteristics. Credit ratings do not provide assurance against default or other loss of money. We attempt to minimize a Fund’s overall credit risk by primarily investing in fixed-income securities considered at least investment grade at the time of purchase. Nevertheless, even investment-grade securities typically are subject to some credit risk. We also attempt to minimize the Fund’s overall credit risk by diversifying the Fund’s investments across many securities with slightly different risk characteristics and across different economic sectors and geographic regions. Thus, if a random credit event should occur, such as a default, the Fund generally would suffer a smaller loss than if the Fund were concentrated in relatively large holdings with highly correlated risks. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment.
Currency Risk: When the Fund invests in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks, national entities such as the International Monetary Fund, or by the imposition of currency controls, or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.
Derivatives Risk: The Fund may invest in futures, options, swaps, and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, exchanged-traded funds (“ETFs”), or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses, underperformance, or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the
12

Risk Factors

risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund’s market exposure, magnify investment risks and losses, and cause losses to be realized more quickly. In addition, current regulation may limit the Fund’s ability to invest in derivatives. There is no guarantee that derivative techniques will be employed or that they will work as intended, and their use could lower returns or even result in losses to the Fund.
Foreign Securities Risk: Investing in foreign companies, including ADRs and GDRs, involves certain special risks. There is the possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; changes to trade policies and trade disputes; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; less publicly available information about foreign issuers; difficulties in obtaining legal judgments; and foreign withholding taxes. Foreign investing may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. Three risks that require additional consideration are:
◼
Emerging Markets Risk: Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that generally are less economically diverse and mature than those in the United States and to political systems that may be less stable. Investments in emerging markets may be subject to the risk of abrupt and severe price declines and their financial markets often lack liquidity. In addition, emerging market countries may be more likely than developed countries to experience rapid and significant adverse developments in their political or economic structures. Emerging market economies also may be overly reliant on particular industries, and more vulnerable to shifts in international trade, trade barriers, and other protectionist or retaliatory measures. Governments in many emerging market countries participate to a significant degree in their economies and securities markets. Some emerging market countries restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or may nationalize or expropriate the assets of private companies. Emerging market countries also may be subject to high inflation and rapid currency devaluations and currency-hedging techniques may be unavailable in certain emerging market countries.
◼
Political Risk: Political risk includes a greater potential for coups d’état, revolts, and expropriation by governmental organizations.
◼
European Economic Risk: The economies of European Union (“EU”) member countries and their trading partners, as well as the broader global economy, may be adversely affected by, among other things, changes in the Euro’s exchange rate; changes in EU or governmental regulations on trade; geopolitical and other events, including acts of terrorism, tensions, war or other open conflicts; and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact the Fund’s investments and cause it to lose money. Events in Europe may continue to impact the economies of every European country and their economic partners. The ongoing Russia-Ukraine conflict, the resulting responses by the United States and other countries, and the potential for wider conflict have had, and could continue to have, severe adverse effects on regional and global economies and could further increase volatility and uncertainty in the global financial markets. In addition, uncertainties regarding the viability of the EU have impacted and may continue to impact regional and global markets. There are ongoing concerns regarding the United Kingdom’s withdrawal from the EU, commonly referred to as “Brexit,” as well as the impact this withdrawal may have on other economies of European countries and/or their sovereign debt. Withdrawals from the EU could cause significant regional and global market disruption, which may negatively impact the Fund’s investments and cause it to lose money.
13

Risk Factors

General Market Risk: The Fund is subject to market risk, which is the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. In addition, markets and market-participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.
Market turmoil may be reflected in perceptions of economic uncertainty, price volatility in the equity and debt markets, and fluctuating trading liquidity. In response, governments may adopt a variety of fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and lower interest rates. An unexpected or quick reversal of these policies could increase volatility in the equity and debt markets. Market conditions and economic risks could have a significant effect on domestic and international economies, and could add significantly to the risks of increased volatility and decreased liquidity for the Fund’s portfolio. Equity securities tend to be more volatile than debt securities.
Geopolitical/Natural Disaster Risk: Political and diplomatic events within the United States, including a contentious domestic political environment, changes in political party control of one or more branches of the U.S. government, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a U.S. government shutdown, and disagreements over, or threats not to increase, the U.S. government’s borrowing limit (or “debt ceiling”), as well as political and diplomatic events abroad, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. A downgrade of the ratings of U.S. government debt obligations, or concerns about the U.S. government’s credit quality in general, could have a substantial negative effect on the U.S. and global economies. Moreover, although the U.S. government has honored its credit obligations, there remains a possibility that the United States could default on its obligations. The consequences of such an unprecedented event are impossible to predict, but it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Fund’s investments. Similarly, environmental and public health risks, such as natural disasters or epidemics, or widespread fear that such events may occur, may impact markets and economies adversely and cause market volatility in both the short- and long-term.
High-Yield/Junk Bond Risk: Fixed-income securities rated below investment grade (“junk” or high-yield bonds) should be regarded as speculative because their issuers are more susceptible to financial setbacks and recession than more creditworthy companies. High-yield bond issuers include small companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, and firms with heavy debt loads. Many issuers of high-yield securities have characteristics (including, but not limited to, high levels of debt, an untested business plan, significant competitive and technological challenges, legal and political risks) which cast doubt on their ability to honor their financial obligations. They may be unable to pay interest when due or return all the principal amount of their debt obligations at maturity. If the Fund invests in securities whose issuers develop unexpected credit problems, the Fund’s NAV could decline. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities.
14

Risk Factors

Information Technology and Operations Risk: Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The information technology and other operational systems upon which a Fund’s service providers rely may be subject to cyber attack or other technological disruptions, and could otherwise disrupt the ability of these service providers to perform essential tasks for the Fund. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.
Interest Rate Risk: The Fund is subject to the risk that the market value of the bonds in its portfolio will fluctuate because of changes in interest rates, changes in supply of and demand for investment securities, or other market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; and conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Duration is a measure that relates the expected price volatility of a bond to changes in interest rates. The duration of a bond may be shorter than or equal to the full maturity of a bond. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. Bonds with longer durations have more risk and will decrease in price as interest rates rise. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations.
◼
If interest rates increase, the yield of the Fund may increase and the market value of the Fund’s securities may decline, adversely affecting the Fund’s NAV and total return.
◼
If interest rates decrease, the yield of the Fund may decrease and the market value of the Fund’s securities may increase, which may increase the Fund’s NAV and total return.
Changes in government monetary policy, including changes in a central bank’s (e.g., the U.S. Federal Reserve (the “Fed”)) implementation of specific policy goals, may have a substantial impact on interest rates, which in turn can significantly impact the value of the Fund’s investments. There can be no assurance that a central bank’s policy will be continued, discontinued or changed, or that any such policy will have the desired effect. A central bank’s policy changes and related market speculation as to the timing of potential interest rate changes may expose fixed-income markets to heightened volatility and may reduce liquidity for certain Fund investments, causing the value of the Fund’s investments and share price to decline. For example, market developments and other factors, including a change in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets. Heavy redemptions of fixed-income mutual funds and decreased liquidity of fixed-income securities could hurt the Fund’s performance.
Large Shareholder Risk: The Fund, like all mutual funds, pools the investments of many investors. Actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. For example, significant levels of new investments in the Fund by shareholders may cause the Fund to have more cash than would otherwise be the case, which might have a positive or negative impact on Fund performance. Similarly, redemption activity might cause the Fund to sell portfolio securities, which may increase transaction costs and might generate a capital gain or loss, or cause it to borrow funds on a short-term basis to cover redemptions, which would cause the Fund to incur costs that, in effect, would be borne by all shareholders, not just the redeeming shareholders. Shareholder purchase and redemption activity also may affect the per share
15

Risk Factors

amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.
Legislative Risk: The Fund may be subject to legislative risk, which is the risk that new government policies may affect the value of the investments held by the Fund in ways we cannot anticipate and that such policies will have an adverse impact on the value of the Fund’s investments and the Fund’s NAV.
Liquidity Risk: Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Fund would like due to a variety of factors, including general market conditions, the perceived financial strength of the issuer, or specific restrictions on resale of the securities. Consequently, the Fund may have to hold these securities longer than it would like and may forgo other investment opportunities. It also is possible that the Fund could be prevented from realizing capital gains or could be forced to incur capital losses if the Adviser is unable to sell a position at the time or price of the Adviser’s choosing. Lack of liquidity may impact valuation of such securities and the Fund’s NAV adversely, especially during times of financial distress. In addition, the Fund may not be able to raise cash when needed or may be forced to sell other investments to raise cash, which could impact the Fund’s performance negatively. Infrequent trading of securities also may lead to an increase in price volatility. Liquidity is a general investment risk that potentially could impact any security, but funds that invest in privately placed securities, certain small-company securities, high-yield bonds, mortgage-backed or asset-backed securities, foreign or emerging-market securities, derivatives, or other structured investments, which all have experienced periods of illiquidity, generally are subject to greater liquidity risk than funds that do not invest in these types of securities.
Management Risk: The Fund is subject to management risk, which is the possibility that the investment techniques and risk analyses used in managing the Fund's portfolio will not produce the desired results. In addition, we operate multiple investment franchises within the Adviser, and we also may utilize a “manager-of-managers” structure, which gives us the right, with the prior approval of the Board and without shareholder approval, to change subadviser(s). If we add or replace an investment franchise or a subadviser to the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new investment franchise or subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund’s portfolio could take place at a disadvantageous time and also could result in higher capital gains and distributions, which could affect the tax efficiency of the Fund negatively. In addition, the Fund may not be fully invested under its investment program while such realignment takes place, which may negatively impact the Fund’s performance.
Preferred Stock Risk: Preferred stock is subject to many of the risks associated with debt securities, including interest rate risk. Unlike interest payments on debt securities, dividends on preferred stock generally are payable at the discretion of the issuer’s board of directors. Shareholders may suffer a loss of value if dividends are not paid. In certain situations an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks generally are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities.
Prepayment and Extension Risk: As a mutual fund investing in mortgage-backed securities, the Fund is subject to prepayment risk for these securities, which is the possibility that prepayments of mortgage-backed securities in the Fund’s portfolio will require reinvestment at lower interest rates, resulting in less interest income to the Fund. Mortgage-backed securities pay regularly scheduled payments of principal along with interest payments. In addition, mortgagors generally have the option of paying off their mortgages without penalty at any time. For example, when a mortgaged property is sold, the old mortgage is usually prepaid. Also, when interest rates fall, the mortgagor may refinance the mortgage and prepay the old mortgage. A homeowner’s default on the mortgage also may cause a
16

Risk Factors

prepayment of the mortgage. This unpredictability of the mortgage’s cash flow is called prepayment risk. For the investor, prepayment risk usually means that principal is received at the least opportune time. For example, when interest rates fall, homeowners will find it advantageous to refinance their mortgages and prepay principal. In this case, the investor is forced to reinvest the principal at the current, lower rates.
On the other hand, when interest rates rise, homeowners generally will not refinance their mortgages and prepayments will fall. This causes the average life of the mortgage to extend and be more sensitive to interest rates, which is sometimes called extension risk. In addition, the amount of principal the investor has to invest in these higher interest rates is reduced.
Redemption Risk: The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund's performance. Market developments and other factors, including changes in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. The market making capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. In addition, significant securities market disruptions may lead to dislocation in the market for a variety of fixed-income securities (including, without limitation, commercial paper, corporate debt securities, certificates of deposit, asset-backed debt securities, and municipal obligations), which can decrease liquidity and sharply reduce returns. Increased redemptions from mutual funds that hold large amounts of fixed-income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets.
Reference Rate Transition Risk: The London Interbank Offered Rate, or “LIBOR,” which had historically been the principal floating rate benchmark in the financial markets, has been discontinued. Its discontinuation has affected and will continue to affect the financial markets generally and may also affect the Fund’s operations, finances, and investments specifically. The UK Financial Conduct Authority, which is the regulator of the LIBOR administrator, has ceased publishing all LIBOR tenors. As an alternative to LIBOR, the market has generally coalesced around the use of the Secured Overnight Financing Rate (“SOFR”) as a replacement for U.S. dollar LIBOR. SOFR is a risk-free overnight floating rate that is currently published in multiple formats, including as an overnight rate, as a compounded average and as an index. In addition to the SOFR rate variations, other alternative floating rates have been developed and various market participants have adopted these floating rates to various degrees, although market practice remains in flux. Uncertainty as to the nature of alternative reference rates and as to potential changes or other reforms to alternative reference rates, or any changes announced with respect to such reforms, may result in a sudden or prolonged increase or decrease in the reported reference rates and the value of reference rate-based loans and securities. The effects of these potential changes on the Funds, issuers of instruments in which the Funds invest and financial markets generally and the effectiveness of changes already made, remain uncertain. If the Fund invests in instruments that utilize an alternative reference rate that falls out of favor, the value of such instrument may decline due to a lack of liquidity or other factors.
Repurchase Agreement Risk: Repurchase agreements carry several risks. Although transactions must be fully collateralized at all times, they generally create leverage and involve some counterparty risk to the Fund, in that a defaulting counterparty could delay or prevent the Fund’s recovery of collateral. For example, if the other party to a repurchase agreement defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value of the security declines,
17

Risk Factors

the Fund may suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price.
U.S. Government Sponsored Enterprises (“GSEs”) Risk: Securities issued by certain GSEs, such as MBS issued by the Government National Mortgage Association (“Ginnie Mae”), are backed by the full faith and credit of the U.S. government. Securities issued by other GSEs, such as the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal National Mortgage Association (“Fannie Mae”), are neither issued nor guaranteed by the U.S. Treasury. Rather, they are supported by the credit of the issuing agency, instrumentality or corporation. However, these securities typically have indirect support from the U.S. government through an ability to borrow from the U.S. Treasury, and the U.S. government is authorized to purchase the GSE's obligations. If a GSE defaults on its obligations, the Fund might not be able to recover its investment. While these arrangements are intended to ensure that Fannie Mae and Freddie Mac can continue to meet their obligations, it is possible that actions by the U.S. Treasury or others could adversely impact the value of a Fund’s investments in securities issued by Fannie Mae and Freddie Mac.In September of 2008, the U.S. Treasury placed Freddie Mac and Fannie Mae under conservatorship and appointed the Federal Housing Finance Agency (“FHFA”) as their regulator. Freddie Mac and Fannie Mae currently remain under conservatorship. In addition, the U.S. Treasury entered into purchase agreements with Freddie Mac and Fannie Mae to provide them with capital in exchange for senior preferred stock. While these arrangements are intended to ensure that Fannie Mae and Freddie Mac can continue to meet their obligations, it is possible that actions by the U.S. Treasury, FHFA, or others could adversely impact the value of the Fund’s investments in securities issued by Fannie Mae and Freddie Mac.
Additional Risk Factors. The Adviser may use several types of investment strategies in pursuing the Fund's overall investment objective. The following risk is that which the Adviser does not consider to be a principal risk of the Fund. The SAI provides more detail about this risk and other risks that a Fund may be subject to that are not considered to be principal risks. You may request a copy of the Fund's SAI for more information.
Securities Lending Risk: The Fund may lend portfolio securities to broker-dealers or other institutions on a fully collateralized basis. There is a risk of delay in recovering a loaned security and/or risk of loss in collateral if the borrower becomes insolvent. There also is risk of loss if the borrower defaults and fails to return the loaned securities. The Fund could incur losses on the reinvestment of cash collateral from the loan, if the value of the short-term investments acquired with the cash collateral is less than the amount of cash collateral required to be returned to the borrower.
18

Organization and Management of the Fund

The Fund's Board has the overall responsibility for overseeing the management of the Fund.
The Investment Adviser
Victory Capital Management Inc. (the “Adviser”), a New York corporation that is registered as an investment adviser with the Securities and Exchange Commission (“SEC”), serves as the investment adviser to the Fund pursuant to an investment advisory agreement. Subject to the authority of the Board, the Adviser is responsible for the overall management and administration of the Fund's business affairs. The Adviser is responsible for selecting the Fund's investments according to its investment objective, policies, and restrictions. As of July 31, 2026, the Adviser managed and advised assets totaling in excess of $348.8 billion for individual and institutional clients. The Adviser’s principal address is 15935 La Cantera Pkwy, San Antonio, Texas 78256.
A discussion regarding the basis of the Board’s approval of the Fund's Advisory Agreement is available in the Fund's Form N-CSR for the period ended April 30.
The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. Victory Income Investors, a Victory Capital investment franchise, is responsible for the day-to-day investment management of the Fund.
The Fund’s investment management fee is comprised of a base investment management fee and a performance adjustment. The base investment management fee, which is accrued daily and paid monthly, is equal to an annualized rate of 0.20% of the Fund’s average daily net assets.
The performance adjustment is calculated separately for each share class of the Fund on a monthly basis and will be added to or subtracted from the base investment management fee depending upon the performance over the performance period of the respective share class relative to the performance of the Lipper Short Investment Grade Debt Funds Index, which tracks the total return performance of funds within the Lipper Short Investment Grade Debt Funds category. This category includes funds that invest in municipal debt issues with dollar-weighted average maturities of less than three years. The performance period for each share class consists of the current month plus the previous 35 months. The adjustment rate is determined as referenced in the following chart:
Over/Under Performance Relative to Index (in basis points)[1]	Annual Adjustment Rate (in basis points as a percentage of the Fund’s average daily net assets)
+/– 20 to 50	+/– 4
+/– 51 to 100	+/– 5
+/– 101 and greater	+/– 6
1 Based on the difference between the average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.
To determine the amount of the performance adjustment, the annual performance adjustment rate is multiplied by the average daily net assets of each respective share class over the entire performance period, which then is multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount then is added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base investment management fee.
Under the performance fee arrangement, each share class of the Fund pays a positive performance fee adjustment for a performance period whenever the share class outperforms the Lipper Short Investment Grade Debt Funds Index over that period, even if the share class had overall negative returns during the performance period.
19

Organization and Management of the Fund

The performance adjustment may have a disproportionate impact on the performance of a share class with a smaller level of assets compared to the Fund’s other share classes with larger asset levels.
For the fiscal year ended April 30, 2026, performance adjustments were 0.05%, 0.04%, 0.01%, and 0.03% for Fund Shares, Institutional Shares, Class A, and Class R6, respectively. The performance adjustment rate, if any, included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36-month performance period.
See Fund Fees and Expenses in this Prospectus for information about any contractual agreement agreed to by the Adviser to waive fees and/or reimburse expenses with respect to the Fund. From time to time, the Adviser also may voluntarily waive fees and/or reimburse expenses in amounts exceeding those required to be waived or reimbursed under any contractual agreement that may be in place with respect to the Fund.
The Fund is  authorized, although the Adviser has no present intention of using such authority, to use a “manager-of-managers” structure. The Adviser could select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of the Fund's assets. The Adviser would monitor each subadviser’s performance through quantitative and qualitative analysis and periodically report to the Board as to whether a subadviser’s agreement should be renewed, terminated, or modified. The Adviser also would be responsible for determining how the Fund's assets should be allocated to the subadvisers. The allocation for a subadviser could range from 0% to 100% of the Fund's assets, and the Adviser could change the allocations without shareholder approval.
Portfolio Management
James F. Jackson, Jr., CFA, Chief Investment Officer, Head of Fixed Income Portfolio Management with Victory Income Investors, a Victory Capital investment franchise, and Senior Portfolio Manager, has co-managed the Fund since 2019. Mr. Jackson has 26 years of investment management experience including 10 years with USAA Asset Management Company (“AMCO”), which was acquired by the Adviser’s parent company in 2019. Education: M.B.A. with High Distinction, Ross School of Business, University of Michigan; B.S., United States Naval Academy. He is a CFA Charterholder and a member of both the CFA Institute and the CFA Society of San Antonio.
Brian W. Smith, CFA, CPA, Senior Portfolio Manager, Victory Income Investors, a Victory Capital investment franchise, has co-managed the Fund since 2013. Mr. Smith has 27 years of investment management experience including 20 years with AMCO, which was acquired by the Adviser’s parent company in 2019. Education: B.B.A., University of Texas at San Antonio; M.B.A., University of Texas at San Antonio. He is a CFA Charterholder and member of both the CFA Institute and the CFA Society of San Antonio.
Kurt Daum, J.D., Senior Portfolio Manager, Victory Income Investors, a Victory Capital investment franchise, has co-managed the Fund since 2016. Mr. Daum has 24 years of investment management experience including seven years with AMCO, which was acquired by the Adviser’s parent company in 2019. Education: B.B.A., University of Texas at Austin; J.D., University of Texas School of Law.
R. Neal Graves, CFA, CPA, Senior Portfolio Manager, Victory Income Investors, a Victory Capital investment franchise, has co-managed the Fund since 2019. Mr. Graves has 30 years of finance related experience including 19 years of investment management experience with AMCO, which was acquired by the Adviser’s parent company in 2019. Education: M.P.A., University of Texas at Austin; B.B.A., University of Texas at Austin. He is a CFA Charterholder and member of both the CFA Institute and the CFA Society of San Antonio.
20

Organization and Management of the Fund

Douglas J. Rollwitz, CFA, CPA, Portfolio Manager and Senior Fixed Income Research Analyst, Victory Income Investors, a Victory Capital investment franchise, has co-managed the Fund since 2019. Mr. Rollwitz has 26 years of investment management experience, including 19 years with AMCO, which was acquired by the Adviser’s parent company in 2019. Education: B.B.A., University of Texas at San Antonio; M.B.A., University of Texas at Arlington. He is a CFA Charterholder and member of both the CFA Institute and the CFA Society of San Antonio.
The SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund securities.
21

Investing with the Victory Funds

If you are looking for a convenient way to open an account or to add money to an existing account, we can help. The sections that follow will serve as a guide to your investment with the Victory Funds. These sections describe many of the share classes currently offered by the Victory Funds. Choosing a Share Class will help you decide which share class may be to your advantage to buy.
Keep in mind that Institutional Shares and Class R6 shares are available for purchase only by eligible shareholders. In addition, not all Victory Funds offer each class of shares described below; and therefore, certain classes may be discussed that are not necessarily offered by a Fund. The classes of shares that are offered by a Fund are those listed on the cover page designated with a ticker symbol. A Fund also may offer other share classes in different prospectuses.
This section of the prospectus also describes how to open an account, how to access information about your account, and how to buy, exchange, and sell shares of a Fund. Note, this information may vary if you invest through a third party such as a brokerage firm and will be dependent on that firm’s policies and practices. Consult your Investment Professional for specific details.
We want to make it simple for you to do business with us. If you have questions about any of this information, please call your investment professional or one of our customer service representatives at (800) 235-8396. They will be happy to assist you.
An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information.
Your Investment Professional also can help you decide which share class is best for you.
Investment Professionals and other financial intermediaries may charge fees for their services.

Choosing a Share Class
Fund Shares
◼
No front-end sales charge or contingent deferred sales charge (“CDSC”). All your money goes to work for you right away.
◼
Fund Shares do not pay any ongoing distribution and/or service (12b-1) fees.
◼
Typically, lower annual expenses than all classes except Institutional and Class R6 shares.
Institutional Shares
◼
No front-end sales charge or CDSC. All your money goes to work for you right away.
◼
Institutional Shares do not pay any ongoing distribution and/or service (12b-1) fees.
◼
Institutional Shares are only available to certain investors.
◼
Typically, lower annual expenses than all classes except Class R6 shares.
Class A
◼
Front-end sales charge, as described in this section. There are several ways to reduce or eliminate this charge as discussed under Sales Charge Reductions and Waivers for Class A Shares.
◼
A CDSC may be imposed if you sell your shares within 18 months of their purchase. The CDSC may be waived or reduced in certain circumstances as discussed under CDSC Reductions for Class A and Class C Shares.
◼
Class A shares also pay ongoing distribution and/or service (12b-1) fees.
◼
Lower annual expenses than Class C shares.
Class C
◼
No front-end sales charge. All your money goes to work for you right away.
22

Investing with the Victory Funds

◼
A CDSC may be imposed if you sell your shares within 12 months of purchase. The CDSC may be waived or reduced in certain circumstances as discussed under CDSC Reductions for Class A and Class C Shares.
◼
Class C shares also pay ongoing distribution and/or service (12b-1) fees.
◼
Higher annual expenses than all other classes of shares.
Class R6
◼
No front-end sales charge or CDSC. All your money goes to work for you right away.
◼
Class R6 shares do not pay any ongoing distribution and/or service (12b-1) fees.
◼
Class R6 shares are only available to certain investors.
◼
Typically, lower annual expenses than all other classes of shares.
Share Classes
When you purchase shares of the Fund, you must choose a share class. The Fund offers the share classes listed on the prospectus cover designated with their ticker symbol. Each share class represents an interest in the same portfolio of securities and is not a separate mutual fund. The classes differ in the sales charges, if any, and expenses that apply to your investment, allowing you and your Investment Professional to choose the class that best suits your investment needs. The Fund may offer additional classes of shares in the future.
Deciding which share class best suits your investment needs depends on a number of factors that you should discuss with your Investment Professional, including: whether you are eligible to invest in a particular class, how long you expect to hold your investment, how much you intend to invest in the Fund, and the total expenses associated with each share class.
The Fund reserves the right, without notice, to change the eligibility criteria for purchasing a particular share class. For example, a class of shares may be available to purchase only by retirement plans or by institutional investors. The Fund also may waive any applicable eligibility criteria or investment minimums at its discretion.
The Fund or any class may be closed at any time for failure to achieve an economical level of assets or for other reasons. Certain financial intermediaries who hold shares on behalf of their customers impose fees when the amount of shares of a particular class falls below a minimum threshold. To the extent that the amount of shares falls below that threshold, the Fund reserves the right to liquidate the shares held in accounts maintained by the financial intermediary.
Shares of the Fund are only available for sale in the United States and certain other areas subject to U.S. jurisdiction and may not be offered for sale in non-U.S. jurisdictions, except as approved by the Adviser. Investors residing outside of the United States (except those with Air/Army Post Office (“APO”), Fleet Post Office (“FPO”), or Diplomatic Post Office (“DPO”) addresses) generally may not purchase shares of the Fund, even if they are U.S. citizens or lawful permanent residents.
Eligibility Requirements to Purchase Fund Shares
You may open an account directly with the Fund and purchase Fund Shares on the Internet, by telephone, or by mail. Fund Shares also are available through certain financial intermediaries.
If Fund Shares are purchased through a retirement account or an Investment Professional (i.e., financial intermediary), the policies and procedures relating to these purchases may differ from those discussed in this prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other Investment Professional. For more information on these fees, check with your Investment Professional.
23

Investing with the Victory Funds

Eligibility Requirements to Purchase Institutional Shares
The Institutional Shares may be purchased by or through:
◼
Institutional and individual investors with a minimum investment in Institutional Shares of $1,000,000 who purchase through certain broker-dealers or directly from the transfer agent;
◼
Investors who purchase through advisory programs with an approved financial intermediary in which the financial intermediary typically charges the investor a fee based upon the value of the account (“Advisory Programs”). Such transactions may be subject to additional rules or requirements of the applicable Advisory Program;
◼
Brokerage platforms of firms that have agreements with the Distributor to offer such shares solely when acting as an agent for the investor and the investor may be required to pay a commission and/or other forms of compensation to the broker; or
◼
Institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as Affiliated Funds, and other persons or legal entities that the Fund may approve from time to time.
A Fund may allow a lower initial investment if, in the opinion of the Distributor, the investor has the adequate intent and availability of assets to reach a future level of investment of $1,000,000.
Eligibility Requirements to Purchase Class A and Class C Shares
Class A and Class C shares generally are made available through broker-dealers and other financial intermediaries and are subject to certain sales charges described below.
Calculation of Sales Charges for Class A Shares
For historical expense information, see the “Financial Highlights” at the end of this Prospectus.
Class A shares are sold at their public offering price, which is the NAV plus any applicable initial sales charge, also referred to as the “front-end sales load.” The sales charge may be reduced or eliminated for larger purchases, as detailed below or as described under Sales Charge Reductions and Waivers for Class A Shares. The investment levels required to obtain a reduced sales charge are commonly referred to as “breakpoints.”
All Class A purchases are subject to the terms described herein except for those purchases made through an intermediary specified in Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.
In order to obtain a breakpoint discount, you must inform the Victory Funds or your investment professional at the time you purchase shares of the existence of the other Victory accounts or purchases of Victory Funds that are eligible to be linked for the purpose of calculating the initial sales charge. The Fund or your investment professional may ask you for records or other information about other Victory Funds held in your Victory accounts and any linked accounts, such as accounts opened with a different financial intermediary.
24

Investing with the Victory Funds

The current sales charge rates and breakpoint levels for Class A shares of the Fund are listed below:
Your Investment in the Fund	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment
Up to $99,999	2.25%	2.30%
$100,000 up to $249,999	1.75%	1.78%
$250,000 and above [1]	0.00%	0.00%
1
A contingent deferred sales charge (“CDSC”) of 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge if any of those shares are redeemed within 18 months of purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions. You may be eligible for a reduction or waiver of this CDSC under certain circumstances. See CDSC Reductions and Waivers for Class A Shares and Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries for details.
Sales Charge Reductions and Waivers for Class A Shares
There are several ways you can combine multiple purchases of Class A shares of the Victory Funds to take advantage of reduced sales charges or, in some cases, eliminate sales charges.
There are a number of ways you can reduce your sales charges, which we describe below. In order to obtain a Class A sales charge reduction or waiver, you must provide your financial intermediary or the Funds, at the time of purchase, with current information regarding shares of any Victory Funds held in other accounts. This information must include account statements or other records (including written representations from the intermediary holding the shares) that indicate any accounts (e.g., retirement accounts) established (i) with the Victory Funds and your investment professional; (ii) with other financial intermediaries; and (iii) in the name of immediate family household members (spouse or domestic partner and children under 21) with regard to Rights of Accumulation.
The availability of a sales charge reduction or waiver discussed below will depend upon whether you purchase your shares directly from the Fund or through a financial intermediary. If you are eligible for a sales charge reduction because you own shares of other Victory Funds, you must notify the Fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge reductions or waivers. Some intermediaries impose different policies for sales charge waivers and reductions. These variations are described in Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries. Except as described with respect to the intermediaries specified in Appendix A, all Class A shares are subject to the terms stated below. In order to obtain waivers and discounts that are not available through your intermediary, you must purchase Fund shares directly from the Fund or through another intermediary.
You can find additional information regarding sales charges and their reductions, free of charge, at vcm.com/policies, by clicking on Victory Funds Pricing Policies.
You may reduce or eliminate the sales charge applicable to Class A shares in a number of ways:
◼
Breakpoint – Purchase a sufficient amount to reach a breakpoint (see Calculation of Sales Charges for Class A Shares above);
◼
Letter of Intent – If you anticipate purchasing $50,000 or more of Class A shares of the Fund, including any purchase of other Victory Funds of any share class (except money market funds and assets held in group retirement plans) within a 13-month period, you may qualify for a sales charge breakpoint as though you were investing the total amount in one lump sum. In order to qualify for the reduced sales charge, you must submit a non-binding Letter of Intent (the “Letter”) within 90 days of the start of the purchases. Each investment you make after signing the Letter
25

Investing with the Victory Funds

will be entitled to the sales charge applicable to the total investment indicated in the Letter. You must start with a minimum initial investment of at least 5.00% of the total amount you intend to purchase. A portion of the shares purchased under the Letter will be held in escrow until the total investment has been completed. In the event you do not complete your commitment set forth in the Letter in the time period specified, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges;
◼
Right of Accumulation – Whereas a Letter of Intent allows you to qualify for a discount by combining your current purchase amount with purchases you intend to make in the near future, a Right of Accumulation allows you to reduce the initial sales charge on a Class A investment by combining the amount of your current purchase with the current market value of prior investments made by you, your spouse (including domestic partner), and your children under age 21 in any class of shares of any Victory Funds (except money market funds and any assets held in group retirement plans). The value of eligible existing holdings will be calculated by using the greater of the current value or the original investment amount. To ensure that you receive a reduced price using the Fund’s Right of Accumulation, you or your Investment Professional must inform the Funds that the Right applies each time shares are purchased and provide sufficient information to permit confirmation of qualification;
◼
Reinstatement Privilege – You may reinvest at NAV all or part of your redemption proceeds within 90 days of a redemption of Class A shares of the Fund;
◼
Waiver – The Victory Funds will completely waive the sales charge for Class A shares in the following cases:
◼
Purchases of $250,000 or more;
◼
Purchases by certain individuals associated with the Victory Funds or service providers (see Eligibility of Individuals Associated with the Victory Funds and Fund Service Providers);
◼
Purchases by registered broker-dealers, financial intermediaries or their agents, or affiliates who have agreements with the Fund’s distributor (the “Distributor”), if the shares are purchased for their own account, purchased for retirement plans of their employees, or sold to registered representatives or full-time employees (or their immediate families), provided that such purchase is for one of the foregoing types of accounts;
◼
Purchases for trust or other advisory accounts established with a financial institution and fee-based investment products or accounts;
◼
Reinvestment of proceeds from a liquidation distribution of Class A shares of Victory Funds held in a deferred compensation plan, agency, trust, or custody account;
◼
Purchases by retirement plans, including Section 401 and Section 457 plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans. Investors nonetheless may be charged a fee if they effect transactions in Class A shares through a broker or agent;
◼
Purchases by participants in no transaction fee programs offered by certain broker-dealers (sometimes referred to as “supermarkets”);
◼
Purchases by certain financial intermediaries who offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to their customers;
◼
Investors that have an investment account with the Adviser; or
◼
Individuals who reinvest the proceeds of redemptions from Institutional Shares or Class R6 shares of Victory Funds within 60 days of redemption.
You should inform the Fund or your investment professional at the time of purchase of the sales charge waiver category that you believe applies.
26

Investing with the Victory Funds

CDSC for Class A Shares
A contingent deferred sales charge (“CDSC”) of 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge if any of those shares are redeemed within 18 months of purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions.
More information is available in CDSC Reductions and Waivers for Class A and Class C Shares and Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries. All Class A purchases are subject to the terms described herein except for those purchases made through the intermediaries specified in Appendix A.
CDSC for Class C Shares
You will pay a 1.00% CDSC on any Class C shares you sell within 12 months of purchase. The CDSC is based on the current value of the shares being sold or their NAV when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. There is no CDSC imposed when you exchange your shares for Class C shares of another Victory Fund; however, your exchange is subject to the same CDSC schedule that applied to your original purchase.
An investor may, within 90 days of a redemption of Class C shares, reinvest all or part of the redemption proceeds in the Class C shares of any Victory Fund at the NAV next computed after receipt by the transfer agent of the reinvestment order. Class C share proceeds reinvested do not result in a refund of any CDSC paid by the shareholder, but the reinvested shares will be treated as CDSC-exempt upon reinvestment. The shareholder must ask the Distributor for such privilege at the time of reinvestment.
To keep your CDSC as low as possible, each time you sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your sale, we will sell the shares in the order they were purchased.
More information is available in CDSC Reductions and Waivers for Class A and Class C Shares and Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.
CDSC Reductions and Waivers for Class A and Class C Shares
No CDSC is imposed on redemptions of Class A and Class C shares in the following circumstances:
◼
To the extent that the shares redeemed:
◼
are no longer subject to the holding period for such shares;
◼
resulted from reinvestment of distributions; or
◼
were exchanged for shares of another Victory Fund as allowed by the prospectus, provided that the shares acquired in such exchange or subsequent exchanges will continue to remain subject to the CDSC, if applicable, calculated from the original date of purchase until the applicable holding period expires. In determining whether the CDSC applies to each redemption, shares not subject to a CDSC are redeemed first;
◼
Following the death or post-purchase disability of:
◼
a registered shareholder on an account; or
◼
a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;
◼
Distributions from individual retirement accounts, Section 403(b), Section 457, and Section 401 qualified plans, where redemptions result from:
27

Investing with the Victory Funds

◼
required minimum distributions with respect to that portion of such contributions that does not exceed 12% annually;
◼
tax free returns of excess contributions or returns of excess deferral amounts;
◼
distributions on the death or disability of the account holder;
◼
distributions for the purpose of a loan or hardship withdrawal from a participant plan balance; or
◼
distributions as a result of separation of service;
◼
Distributions as a result of a Qualified Domestic Relations Order or Domestic Relations Order required by a court settlement;
◼
In instances where the investor’s dealer or institution waived its commission in connection with the purchase and notifies the Distributor prior to the time of investment;
◼
When the redemption is made as part of a Systematic Withdrawal Plan (including dividends), up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established; or
◼
Participant-initiated distributions from employee benefit plans or participant-initiated exchanges among investment choices in employee benefit plans.
Eligibility Requirements to Purchase Class R6 Shares
Class R6 shares may only be purchased by or through:
◼
Endowments and foundations;
◼
Retirement plans, including Section 401 and Section 457 plans, Section 403 plans sponsored by a Section 501(c)(3) organization, employer-sponsored benefit plans (including health savings accounts) and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans;
◼
Advisory Programs with an approved financial intermediary in which the financial intermediary typically charges the investor a fee based upon the value of the account; or
◼
Registered investment companies.
Such investments may be subject to additional rules or requirements of the applicable Advisory Program.
The Class R6 shares are not available to retail accounts, traditional or Roth IRAs, SEPs, SARSEPs, SIMPLE IRAs, or 529 Education Savings Plans.
Eligibility of Individuals Associated with the Victory Funds and Fund Service Providers
Current and retired trustees of Victory-advised funds and the officers, directors, trustees, employees, and family members of employees of the Adviser or Affiliated Providers are eligible to purchase the lowest expense share class offered by the Fund. In the case of Class A shares, such purchases are not subject to a front-end sales charge. “Affiliated Providers” are affiliates of the Adviser and organizations that provide services to Victory Portfolios III (the “Trust”).
The Fund reserves the right to change the criteria for eligible investors and the investment minimums.
28

Investing with the Victory Funds

Additional Information Regarding Financial Intermediaries
Your ability to purchase, exchange, redeem, and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include: minimum investment requirements, exchange policies, fund choices, cutoff time for investments, and trading restrictions.
In addition, your financial intermediary may charge a transaction or other fee for the purchase or sale of shares of the Fund. Those charges are retained by the financial intermediary and are not shared with us. Please contact your financial intermediary or plan sponsor for a complete description of its policies.
Copies of the Fund's annual report, semi-annual report, and SAI are available from your financial intermediary or plan sponsor.
29

How to Buy Shares

Opening an Account With the Fund
You may purchase shares directly from the Fund or through certain investment professionals (e.g., financial intermediaries) as described below. If you already have an account with us, you will not need to fill out another application to invest in another fund, including other funds managed by the Adviser (together with the Fund, we refer to these as the “Affiliated Funds” or so simply as the “Funds”), unless the registration is different or we need further information to verify your identity.
As required by federal law, we must obtain certain information from you prior to opening an account with us. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. You may be asked for a copy of your driver’s license, passport, or other identifying documents as part of this process which may be cross-referenced against a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. If we subsequently are unable to verify your identity within a reasonable time, we may close your account or take other appropriate action. If your account is closed for this reason, your shares will be redeemed at the next calculated NAV. We prohibit opening accounts for certain investors, including but not limited to, foreign financial institutions, shell banks, correspondent accounts for foreign shell banks, and correspondent accounts for foreign financial institutions. A “foreign shell bank” is a foreign bank without a physical presence in any country. A “correspondent account” is an account established for a foreign bank to receive deposits from, or to make payments or other disbursements on behalf of, the foreign bank, or to handle other financial transactions related to such foreign bank.
Each shareholder named on an account with us must provide a Social Security number or other taxpayer identification number to avoid “backup” tax withholding required by the Internal Revenue Code of 1986, as amended (the “Code”).
Effective Date of Purchase
Purchase, exchange, and redemption requests are not processed until received in proper form. “Proper form” means actual receipt of the order along with all information and supporting documentation necessary to effect the transaction. Complete information may include any verification or confirmation of identity that the Fund's transfer agent or other authorized Fund agent may request. For purchase requests, “proper form” also generally includes receipt of sufficient funds to effect the purchase. The Fund, its transfer agent, or any authorized Fund agent may, in its sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time. Financial intermediaries may have their own requirements for recognizing a transaction in proper form or good order. If you hold your shares through a financial intermediary, please contact them for specific proper form or good order requirements.
When you make a purchase, your purchase price will be the NAV per share next calculated after we or the financial intermediary receive your request in “proper form.” The Fund’s NAV per share is calculated as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (“NYSE”) each day it is open for trading. If we or the financial intermediary receive your purchase request in proper form prior to that time, your purchase price will be the NAV per share calculated for that day. If we or the financial intermediary receive your purchase request in proper form after that time, the purchase price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.
The Fund or the Fund's Distributor or transfer agent may enter into agreements with Servicing Agents (such as financial intermediaries or plan sponsors), which hold shares of the Fund in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for
30

How to Buy Shares

shares of the Fund on the Fund’s behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund’s NAV per share next calculated after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.
Paying for Your Purchase
If you hold an account directly with the Fund and you plan to purchase shares from us with a check, the instrument must be written in U.S. dollars and drawn on a U.S. bank. If unclear or no instructions are provided with your check as to which fund the purchase was intended, we will make every effort to contact you to receive proper instructions. However, if we are unable to reach you within three business days of receipt of your check, we will deposit the funds in an existing or new Victory Treasury Money Market Trust account matching your existing registration. If we cannot locate an existing account matching your registration, the check will be returned within three business days. Initial purchases into an account by electronic funds transfer or check may be held for up to 30 days before any redemptions may be processed. We do not accept the following foreign instruments: checks, money orders, traveler’s checks, or other similar instruments. In addition, we do not accept cash or coins. If you plan to purchase shares through a financial intermediary, please check with that financial intermediary regarding acceptable forms of payment.
Minimum Investments
Fund Shares:
$3,000. However, financial intermediaries may set different investment minimums, and the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Institutional Shares:
$1 million. However, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Class A and Class C Shares:
$2,500 minimum ($1,000 for IRA accounts, gift/transfer to minor accounts, and purchases through automatic investment plans). However, financial intermediaries may set different investment minimums, and the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
If your account falls below the minimum investment amount, we may ask you to reestablish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.
The minimum investment required to open an account may be waived or lowered for employees and immediate family members of the employee of the Adviser, the Administrator, and their affiliates. In addition, the minimum investment required may be waived when the Fund is purchased through an Advisory Program or within qualified retirement plans or in other similar circumstances.
Class R6 Shares:
There is no minimum initial investment amount for Class R6 shares. However, financial intermediaries or plan recordkeepers may require plans to meet different investment minimums. Please contact your financial intermediary for additional information.
31

How to Buy Shares

Purchasing Additional Shares
Fund Shares:
$50 minimum per transaction, per account. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Institutional Shares:
There is no subsequent purchase minimum for investments in Institutional Shares.
Class A and Class C Shares:
$50 minimum per transaction, per account.
Class R6 Shares:
There is no subsequent purchase minimum for investments in Class R6 shares. However, financial intermediaries or plan recordkeepers may require participants to meet different subsequent purchase requirements.
Contacting the Victory Funds
The following features may be available to you to purchase, exchange, and redeem shares of the Fund you hold in an account opened directly with the Fund. Once you have an existing account, you can make additional investments at any time in any amount (subject to any minimums) in the following ways. All website transactions should be placed online at vcm.com.
◼
Internet Access
Review account information and make most account transactions. This includes making purchases, exchanges, and redemptions; reviewing account activity; checking balances; and more.
◼
Mobile Access
Review account information and make most account transactions.
◼
Telephone Access
To access account information and make account transactions, call toll free (800) 235-8396 during normal business hours to speak with a member service representative.
◼
Mail
If you would like to make a purchase or request a redemption by mail, send your written instructions to:
Regular Mail:
Victory Funds
P.O. Box 182903
Columbus, OH 43218-2903
Overnight Mail:
Use the following address ONLY for overnight packages:
Victory Funds
c/o FIS TA Operations
4249 Easton Way, Suite 400
Columbus, OH 43219
PHONE: (800) 235-8396
32

How to Buy Shares

◼
Bank Wire
To add to your account or request a redemption by bank wire, visit the vcm.com website or call (800) 235-8396 for instructions. This helps to ensure that your account will be credited or debited promptly and correctly. Any commercial bank can transfer same-day funds by wire.
Although the transfer agent currently does not charge you for receiving same-day funds, it reserves the right to charge for this service in the future. Your bank may charge you for wiring same-day funds.
◼
Electronic Funds Transfer
Additional purchases on a regular basis may be deducted electronically from a bank account. To sign up for these services when opening an account, visit the vcm.com website or call (800) 235-8396 for assistance. Currently, the Fund does not charge a fee for electronic transfers, but it reserves the right to charge for this service in the future. Your originating bank may charge a fee for electronic transfers.
33

How to Exchange Shares and Class Conversions

There may be limits on the ability to exchange between certain Victory Funds. You can obtain a list of Victory Funds available for exchange by calling (800) 235-8396 or by visiting VictoryFunds.com
The shares of any class of a Fund may be exchanged for the shares of any other class offered by the Fund or the same class, or any other class, of any other Victory Funds, either through your investment professional or directly through the Fund, subject to the conditions described below:
◼
Exchanges are subject to any CDSC, minimum investment limitation, or eligibility requirements described in the applicable prospectus and SAI. You may be required to provide sufficient information to establish eligibility to exchange into a new share class.
◼
To exchange between Victory Funds, the other Victory Fund you wish to exchange into must be eligible for exchange with your Fund.
◼
Shares of the Victory Fund selected for exchange must be available for sale in your state of residence.
If you have questions about these, or any of the Fund’s other exchange policies, please consult your customer service representative or your Investment Professional before requesting an exchange.
Before exchanging, you should read the prospectus of the Fund you wish to exchange into, which may be subject to different risks, fees, and expenses.
Other Exchange Rules You Should Know
If you have opened an account directly with the Fund, you may make exchanges on vcm.com. After we receive the exchange orders, the Fund’s transfer agent will simultaneously process exchange redemptions and purchases at the share prices next calculated pursuant to the procedures set forth herein. See Effective Date of Purchase for additional information. The investment minimums applicable to share purchases also apply to exchanges.
If you hold shares of the Fund in an account with a financial intermediary or plan sponsor, the policies and procedures on an exchange may differ from those discussed in this Prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy, sell, or exchange shares of the Fund through a broker or other Investment Professional. For more information on these fees, check with your Investment Professional.
An exchange of Fund shares for shares of another Victory Fund constitutes a sale for tax purposes unless the exchange is made within an IRA or other tax-deferred account.
The Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. The Fund may terminate or modify the exchange privilege at any time upon 60 days’ notice to shareholders.
For information on how to exchange shares of a Fund that were purchased through your employer’s retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.
Class C Share Conversion
Class C shares of the Fund will automatically convert to Class A shares in the month following the eight-year anniversary date of the purchase of the Class C shares. Your financial intermediary may have a conversion schedule that is shorter than eight years. Class C conversions will be effected at the relative NAV of each such class without the imposition of any sales charge, fee or other charge.
34

How to Exchange Shares and Class Conversions

You may be able to voluntarily convert your Class C shares before the stated anniversary to a different share class of the same Fund that has a lower total annual operating expense ratio provided certain conditions are met. This voluntary conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Adviser or the Distributor specific for this purpose. Generally, Class C shares are not eligible for conversion until the applicable CDSC period has expired. Please contact your financial intermediary for additional information.
Other Conversions
Under certain circumstances, we may convert your (i) Institutional Shares to Fund Shares and (ii) Class A shares to Fund Shares or Institutional Shares, as applicable. The Fund will notify you before any such conversion occurs.
The Fund also may provide for other conversion privileges from time to time under which a shareholder of the Fund may convert shares into another class of shares of the same Fund under certain circumstances, subject to approval by the Fund’s officers. For example, subject to approval by the Fund’s officers, a shareholder may convert shares of one class of the Fund held through an eligible advisory program into shares of another class of the Fund (if available) with a lower expense ratio, provided that following the conversion the shareholder meets applicable eligibility requirements for the class into which the shareholder seeks to convert (as described in this prospectus).
Pricing
When a conversion occurs, you receive shares of one class of a fund for shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs per share of the two share classes. A conversion between share classes of the same fund is a non-taxable event.
Conversions are not subject to the Fund's restrictions on short-term trading activity discussed under Excessive Short-Term Trading.
35

How to Sell Shares

Shareholders will receive a redemption price of the NAV per share next calculated after we receive the redemption request in “proper form” as provided under Effective Date of Purchase. If we receive the redemption request in proper form prior to the close of the NYSE’s regular trading session (generally 4 p.m. Eastern time), the redemption price will be the NAV per share calculated for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.
Under certain circumstances and when deemed to be in the Fund’s best interests, proceeds may not be sent to intermediaries for up to seven days after receipt of the redemption order.
There are a number of convenient ways to sell your shares.
If you have a direct account with the Fund, you may redeem Fund Shares on the Internet, by telephone, or by mail on any day the NAV per share is calculated. You can use the same mailing addresses listed under the section titled How to Buy Shares.
◼
By Internet
Log on to your account using vcm.com and place your redemption request.
◼
By Telephone
Call toll free (800) 235-8396 during normal business hours. You have the following options for receiving your redemption proceeds:
◼
Mail a check to the address of record;
◼
Wire funds to a previously designated domestic financial institution;
◼
Mail a check to a previously designated alternate address; or
◼
Electronically transfer your redemption via EFT to a previously designated domestic financial institution.
The Fund has undertaken certain authentication procedures regarding telephone transactions and will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.
◼
By Mail
Use the regular U.S. mail or overnight mail address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds.
◼
By Wire
If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call before the close of trading on the NYSE, your funds will be wired on the next business day.
◼
By Electronic Funds Transfer (“EFT”)
Normally, your redemptions will be processed on the same day, but will be processed on the next day if received after close of trading on the NYSE. It will be transferred by EFT as long as the transfer is to a domestic bank.
36

How to Sell Shares

Additional Information About Redemptions
The Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).
Under normal market conditions, the Fund typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. Under deteriorating market conditions or market stress, the Fund also may borrow to meet redemption requests. The Fund and the other Affiliated Funds are limited as to the amount that each may individually and collectively borrow in these circumstances. As a result, borrowings available to the Fund may be insufficient to satisfy Fund redemption requests. In addition, the Fund reserves the right to honor redemption orders wholly or partly with in-kind distributions of Fund portfolio securities instead of cash.
Fund Shares:
If you hold Fund Shares through an account directly with the Fund, the Fund typically expects to pay out redemption proceeds on the next business day after your order is received in proper form; however, it may take up to seven days to send your proceeds.
Payment for redemption of shares purchased by electronic funds transfer (“EFT”) or check will be sent after the EFT or check has cleared, which could take up to 30 days from the initial purchase date into the Fund and, for subsequent purchases into the Fund, seven business days from the purchase date.
If you choose to have your redemption proceeds mailed to you and either the U.S. Postal Service is unable to deliver the distribution check to you or the check remains outstanding for more than six months, the Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed redemption checks.
If you hold Fund Shares with a financial intermediary, please contact your financial intermediary regarding redemption policies. Normally, the Fund transmits proceeds to intermediaries for redemption orders that are received in proper form on the next business day after receipt.
Institutional Shares:
Institutional Shares typically expect to pay out redemption proceeds on the next business day after your order is received in proper form; however, it may take up to seven days to send your proceeds.
Class A and Class C Shares:
Check with your financial intermediary for its policies on redemptions. Class A and Class C shares purchased through a financial intermediary should be redeemed through the financial intermediary. The Fund typically expects to transmit proceeds to intermediaries for redemption orders received in proper form on the next business day after receipt.
Class R6 Shares:
Class R6 shares may be purchased or redeemed through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. Check with your financial intermediary or plan sponsor for its policies on redemptions. Normally, the Fund transmits proceeds to intermediaries and eligible institutional investors (foundations and endowments) for redemption orders received in proper form on the next business day after receipt.
For federal income tax purposes, a redemption of shares of the Fund is a taxable event, upon which you may recognize a capital gain or loss (unless you hold the shares of the Fund in a tax-deferred account or are a tax-exempt investor). A capital gain or loss is based on the difference between your basis in the redeemed shares and the proceeds you receive upon their redemption. See Important Information About Taxes for information regarding basis election and reporting.
37

Information About Fees

The Fund is comprised of multiple classes of shares. Each class shares the Fund's investment objective and investment portfolio. The classes have different fees, expenses, and/or minimum investment requirements. The difference in the fee structures between the classes is primarily the result of their separate arrangements for shareholder and distribution services and performance fee arrangements. It is not the result of any difference in the base investment management, custodial fee rate schedules, or other expenses related to the management of the Fund's assets, which do not vary by class. Shareholders of Class R6 shares do not require the same level of shareholder and administrative services from the Fund as shareholders of the other classes. In addition, the Fund does not pay any service, distribution, or administrative fees to financial intermediaries for Class R6 shares. As a result, the Class R6 shares pay lower fees. Different fees and expenses will affect performance.
Except as described below, the share classes have identical voting, dividend, liquidation, and other rights, preferences, terms, and conditions. The primary differences between the classes are: (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting that class; and (d) each class may have different purchase, exchange, and redemption privileges.
Distribution and Service Plans
In accordance with Rule 12b-1 under the Investment Company Act of 1940, the Trust has adopted a Distribution and Service Plan for Class A and Class C shares.
Under the Class A Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.25% of its average daily net assets of its Class A shares. The fee is paid for general distribution services and for providing personal services to shareholders. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund’s shares.
Personal services to shareholders generally are provided by broker-dealers or other financial intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions, and changing account information.
Under the Class C Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of 1.00% of the average daily net assets of its Class C shares. Of this amount, 0.75% of the Fund’s Class C shares average daily net assets will be paid for general distribution services and for selling Class C shares. The Fund will pay 0.25% of its Class C shares average daily net assets to compensate financial institutions that provide personal services to Class C shareholders of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund's Class C shares. Personal services to shareholders generally are provided by broker-dealers or other financial intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.
Because Rule 12b-1 fees are paid out of the Fund’s assets and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For additional information about the Rule 12b-1 Plan and its terms, see Distribution and Service Plans in the SAI.
38

Information About Fees

Payments to Financial Intermediaries
Certain financial intermediaries perform recordkeeping, networking, administrative, sub-transfer agency, and shareholder services for their clients with respect to their investments in the Fund that otherwise would be performed by the Fund’s transfer agent or administrator and shareholder servicing agent.
In some circumstances, we, or one of our affiliates, will pay a financial intermediary for these services out of our own resources, including any profits from the advisory fees the Adviser receives from the Funds. In other circumstances, the Fund will pay a fee to the financial intermediary for performing those services. The Fund will not pay financial intermediaries more than it would pay its direct service providers for transfer agency, administration, and/or shareholder services. In cases where intermediary fees are higher due to differences in the services being provided or other factors, the additional amounts will be paid by us and/or the Distributor. In addition, these payments generally are based on either (1) a percentage of the average daily net assets of Fund shareholders’ accounts serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. The aggregate amount of these payments may be substantial.
In addition, we and the Fund's Distributor may make payments to intermediaries for various additional services, other expenses, and/or the financial intermediaries’ distribution of shares of the Fund. Such payments are sometimes referred to as “revenue sharing” and generally are negotiated with a financial intermediary on the basis of such factors as the number or value of shares of the Fund that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary.
We (and our affiliates) also may pay fixed fees for the listing of a Fund on a broker-dealer’s or financial intermediary’s system. Such payments are not considered to be revenue sharing payments.
The Fund does not pay any service, distribution, or administrative fees to financial intermediaries on Class R6 shares.
39

Distributions and Taxes

Dividends and Other Distributions
As a shareholder, you are entitled to your share of net income and capital gains on the Fund’s investments. The Fund passes its earnings along to investors in the form of dividends. Dividends paid by the Fund represent the net income from dividends and interest earned on investments after expenses. The Fund will distribute short-term gains, as necessary; and if the Fund makes a long-term capital gain distribution, it normally is paid once a year in December.
Buying a dividend. You should check the Fund's distribution schedule before you invest.
If you buy shares of the Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

Distributions from net investment income (“dividends”) are accrued daily and distributed on the last business day of each month. Dividends begin accruing on shares on the day payment is received and continue to accrue through either the settlement date or the day after the settlement date of a redemption, depending on the type of account.
The Fund may make additional distributions to shareholders, or may not make a distribution, when considered appropriate or necessary. For example, the Fund could make one or more additional distributions to avoid the imposition of any federal income or excise taxes, or it may not make a distribution to limit returns of capital.
Any distribution made by the Fund will reduce the NAV per share of the class by the amount of the distribution on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any distribution (as explained below under Important information About Taxes). Some or all distributions may be subject to taxes.
Distributions can be received in one of the following ways. Please check with your Investment Professional if you are unsure of which option is right for you.
Reinvestment Option
The Fund automatically reinvests all income dividends and capital gain distributions, if any, on a share class in additional shares of that class unless you request to receive those distributions in cash by way of check or by way of electronic funds transfer.
Directed Bank Account Option
When you choose to receive cash dividends by way of electronic funds transfer to your bank checking or savings account, we will send them to you after the distribution date each month. The share price will be the NAV per share of the class computed on the ex-distribution date.
Cash Option
If you elect to receive your distributions by check, and the distribution amount is $25 or less, the amount will automatically be reinvested in the Fund. Otherwise, a check will be mailed to you no later than seven days after the dividend payment date. If you choose to have your distribution proceeds mailed to you and either the U.S. Postal Service is unable to deliver the distribution check to you or the check remains outstanding for at least six months, the distribution option on your account will default to the reinvestment option as described above. The Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed distribution checks. The Fund will invest in your account any dividend or other distribution payment returned to the Fund by your financial institution at the current NAV per share.
40

Distributions and Taxes

Income Earned Option
You can automatically reinvest your dividends in additional Fund shares and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.
Directed Distributions Option
If you own shares in more than one Victory Mutual Fund, you may direct that dividends and/or capital gain distributions received from one Victory Mutual Fund be used to purchase shares automatically in the same class of another Victory Mutual Fund.
Important Information About Taxes
The tax information in this Prospectus is provided as general information. You should review the more detailed discussion of federal income tax considerations in the SAI and consult your tax adviser regarding the federal, state, local, or foreign tax consequences resulting from your investment in the Fund.

Treatment of the Fund
The Fund, which is treated as a separate corporation for federal tax purposes, has qualified for each past taxable year, and intends to continue to qualify, for treatment as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). By doing so, the Fund (but not its shareholders) is relieved of federal income tax on the part of its investment company taxable income and net capital gain, if any, that it distributes to its shareholders.
Shareholder Taxation
◼
Distributions that shareholders receive from the Fund generally are subject to federal income tax and may be subject to state and/or local taxes.
◼
Dividends and distributions of net short-term gains are taxable to you as ordinary income, whether received in cash or reinvested in additional shares of the Fund or another Victory Mutual Fund.
◼
A portion of the Fund’s dividends (which is not expected to be substantial) may qualify for (1) the 50% dividends-received deduction available to corporations, and (2) the lower maximum federal income tax rates applicable to “qualified dividend income” of individuals and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy certain holding period and other restrictions with respect to their shares of the Fund—a maximum of 15% for a single shareholder with taxable income not exceeding $545,500 ($613,700 for married shareholders filing jointly) and 20% for those individual shareholders with taxable income exceeding those respective amounts (which are effective for 2026 and will be adjusted for inflation annually thereafter).
◼
Regardless of the length of time you have held shares of the Fund, distributions of net capital gains that the Fund realizes are taxable to you as long-term capital gains, whether received in cash or reinvested in additional shares of the Fund, and are taxed to individual shareholders at the 15% and 20% tax rates described above.
◼
You may realize a capital gain or loss for federal income tax purposes on a redemption or an exchange (which is treated like a redemption for those purposes) of shares of the Fund. Your gain or loss is based on the difference, if any, between your basis in the redeemed (or exchanged) shares and the redemption proceeds (or the aggregate NAV of the shares of the fund into which you exchange) you receive. Any capital gain an individual shareholder recognizes on a redemption or exchange of his or her shares of the Fund that have been held for more than one year will qualify for the 15% and 20% tax rates.
◼
An individual shareholder is subject to a 3.8% federal tax on the lesser of (1) the individual’s “net
41

Distributions and Taxes

investment income,” which generally includes taxable distributions the Fund pays and net gains realized on the redemption or exchange of shares of the Fund, or (2) the excess of his or her “modified adjusted gross income” over $200,000 (or $250,000 if married and filing jointly). This tax is in addition to any other taxes due on that income.
◼
Your basis in shares of the Fund that you acquired after December 31, 2011 (“Covered Shares”) will be determined in accordance with the Fund’s default method, which is average basis, unless you affirmatively elect in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method you elect (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.
◼
You should consult with your tax adviser to determine the best IRS-accepted basis determination method.
◼
The Fund may provide estimated capital gain distribution information through the website at vcm.com.
◼
Tax statements will be mailed from the Fund by mid-February showing the amounts and tax status of distributions made to you in the prior calendar year.
◼
Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.
◼
You should review the more detailed discussion of federal income tax considerations in the SAI and consult your tax adviser regarding the federal, state, local, or foreign tax consequences resulting from your investment in the Fund.
Taxpayer Identification and Backup Withholding
◼
Each shareholder named on an account with us must provide a Social Security number or other taxpayer identification number to avoid “backup” tax withholding required by the Code.
◼
Federal law requires the Fund to withhold and remit to the U.S. Treasury 24% of (1) dividends, capital gain distributions, and proceeds of redemptions, regardless of the extent to which gain or loss may be realized, otherwise payable to any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any individual shareholder who underreports dividend or interest income or fails to certify that he or she is not subject to backup withholding.
◼
Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded. To avoid this withholding, you must certify on your application, or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you currently are not subject to backup withholding.
42

Important Fund Policies and Other Information

Share Price Calculation
The price at which you purchase and redeem shares of the Fund is equal to the NAV per share calculated on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of the Fund’s assets (i.e., the value of its investments and other assets), deducting liabilities, and dividing by the number of shares outstanding. Shares of the Fund may be purchased and sold at the NAV per share without a sales charge. The Fund’s NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.
NAV=	Total Assets - Liabilities
Number of Shares Outstanding
Valuation of Securities
The Adviser, acting as the Valuation Designee, has established a Pricing and Liquidity Committee (the “Committee”); and subject to the Board’s oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.
Debt securities are valued each business day by a pricing service (the “Service”) approved by the Adviser as Valuation Designee. The Service uses an evaluated bid or the last sales price to price securities when, in the Service’s judgment, these prices are readily available and are representative of the securities’ market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.
Short-term debt securities with original or remaining maturities of 60 days or less generally may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.
Repurchase agreements are valued at cost.
Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day.
Futures contracts are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the values are based upon the settlement price on the prior trading date.
Options contracts are valued at the mean of the last bid and ask prices. Options on futures are valued at the settlement price determined by the applicable exchange.
In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith, at fair value, by the Committee in accordance with valuation procedures approved by the Adviser as Valuation Designee. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are
43

Important Fund Policies and Other Information

traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund’s NAV to be more reliable than it otherwise would be.
Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.
For additional information on how securities are valued, see Valuation of Securities in the Fund's SAI.
Customer Identification Program
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.
As a result, the Fund must obtain the following information for each person who opens a new account:
◼
Name;
◼
Date of birth (for individuals);
◼
Residential or business street address (although post office boxes are still permitted for mailing); and
◼
Social security number, taxpayer identification number, or other identifying number.
You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.
Statements and Reports
You will receive a periodic statement reflecting any transactions that affect the balance or registration of Fund shares in your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account’s statements. Share certificates are not issued. Twice a year, you will receive a financial report of the Fund. By February 15th of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.
The Fund will report information to you annually concerning the tax status of your dividends and other distributions for federal income tax purposes. In addition, the Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. You should consult with your tax adviser to obtain more information about how the basis reporting law applies to you.
44

Important Fund Policies and Other Information

Shareholder Communications
In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, each household will receive a single copy of the Fund’s most recent shareholder reports, proxy statements, prospectuses, and their supplements, unless you have instructed us to the contrary. This eliminates duplicate copies and saves paper and postage costs for the Fund. However, if you would like to receive individual copies, please contact us; and they will be delivered promptly.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI, which is available upon request and on the Fund’s website at VictoryFunds.com.
IRA Distribution Fee
The Fund may apply a distribution fee to all full IRA distributions, except for those due to death, disability, or divorce. Partial IRA distributions are not charged a distribution fee.
Account Balance
Victory Capital Transfer Agency, Inc., the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/UTMA account; (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in Affiliated Funds; and (5) all IRAs (for the first year the account is open). The fee is not currently being assessed. The Fund will provide advance notice in the event it is assessed in the future.
Excessive Short-Term Trading Policy
At this time, the Board has not adopted policies designed to prevent excessive short-term trading activity for this Fund because the Fund is designed to accommodate short-term investment activity, including checkwriting by shareholders. The Fund does reserve the right to reject any purchase or exchange order if in the best interest of the Fund, but at this time has not designated categories of short-term trading activity as detrimental to the Fund. In the future, the Fund can adopt such procedures if it determines certain patterns of activity are detrimental to this Fund.
Other Fund Rights
The Fund reserves the right to:
◼
Reject or restrict purchase or exchange orders when in the best interest of the Fund;
◼
Limit or discontinue the offering of shares of the Fund without notice to the shareholders;
◼
Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;
◼
Redeem some or all of its shares in kind when in the best interest of the Fund;
◼
Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);
◼
Redeem an account with less than $500, with certain limitations;
◼
Restrict or liquidate an account when necessary or appropriate to comply with federal law; and
45

Important Fund Policies and Other Information

◼
Discontinue or otherwise limit the opening of accounts with us.
Additional Information
The Trust enters into contractual arrangements with various parties, including, among others, the Fund's adviser, transfer agent, and distributor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust or the Fund.
This Prospectus provides information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. Neither this Prospectus nor the related SAI is intended to be, or should be read to give rise to, an agreement or contract between the Trust or the Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.
46

Financial Highlights

The following financial highlights tables are intended to help you understand the Fund's and relevant share classes' financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund Shares, Institutional Shares, Class A shares, and Class R6 shares (assuming reinvestment of all income dividends and capital gain distributions). Information shown for the Class A shares for the periods ended on or before July 31, 2020, reflects that of the Fund’s Adviser Shares, which were redesignated Class A shares on June 29, 2020.
The information has been derived from financial statements audited by Cohen & Company, Ltd., an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund’s Form N-CSR, which is available upon request. Information for the fiscal periods ended prior to April 30, 2025, was audited by the Fund’s former independent registered public accounting firm.
47

Victory Short-Term Bond Fund
	Fund Shares
For a Share Outstanding Throughout Each Period	Year Ended 4/30/26	Year Ended 4/30/25	Year Ended 4/30/24	9 Months Ended 4/30/23(a)	Year Ended 7/31/22	Year Ended 7/31/21
Net Asset Value, Beginning of Period	$9.14	$8.90	$8.77	$8.82	$9.35	$9.29
Investment Activities:
Net investment income (loss)(b)	0.42	0.40	0.35	0.19	0.17	0.23
Net realized and unrealized gains (losses)	(0.02)	0.24	0.14	(0.04)	(0.46)	0.10
Total from Investment Activities	0.40	0.64	0.49	0.15	(0.29)	0.33
Distributions to Shareholders from:
Net investment income	(0.42)	(0.40)	(0.36)	(0.20)	(0.19)	(0.23)
Net realized gains	—	—	—	—	(0.05)	(0.04)
Total Distributions	(0.42)	(0.40)	(0.36)	(0.20)	(0.24)	(0.27)
Net Asset Value, End of Period	$9.12	$9.14	$8.90	$8.77	$8.82	$9.35
Total Return(c),(d)	4.40%	7.36%	5.73%	1.70%	(3.18)%	3.60%
Ratios to Average Net Assets:
Net Expenses(e),(f)	0.55%	0.57%	0.59%	0.59%	0.56%	0.54%
Net Investment Income (Loss)(e)	4.53%	4.45%	3.96%	2.86%	1.92%	2.44%
Gross Expenses(e),(f)	0.55%	0.57%	0.59%	0.59%	0.56%	0.54%
Supplemental Data:
Net Assets at end of period (000's)	$758,147	$770,416	$781,752	$828,710	$927,583	$1,015,085
Portfolio Turnover(c),(g)	43%	41%	46%	32%	49%	62%
(a)
Effective April 30, 2023, the Fund’s fiscal year-end changed from July 31 to April 30.
(b)
Per share net investment income (loss) has been calculated using the average daily shares method.
(c)
Not annualized for periods less than one year.
(d)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.
(e)
Annualized for periods less than one year.
(f)
Does not include acquired fund fees and expenses, if any.
(g)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
48

Victory Short-Term Bond Fund

	Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended 4/30/26	Year Ended 4/30/25	Year Ended 4/30/24	9 Months Ended 4/30/23(a)	Year Ended 7/31/22	Year Ended 7/31/21
Net Asset Value, Beginning of Period	$9.13	$8.89	$8.77	$8.82	$9.35	$9.29
Investment Activities:
Net investment income (loss)(b)	0.42	0.41	0.36	0.19	0.18	0.23
Net realized and unrealized gains (losses)	(0.01)	0.24	0.13	(0.04)	(0.46)	0.11
Total from Investment Activities	0.41	0.65	0.49	0.15	(0.28)	0.34
Distributions to Shareholders from:
Net investment income	(0.42)	(0.41)	(0.37)	(0.20)	(0.20)	(0.24)
Net realized gains	—	—	—	—	(0.05)	(0.04)
Total Distributions	(0.42)	(0.41)	(0.37)	(0.20)	(0.25)	(0.28)
Net Asset Value, End of Period	$9.12	$9.13	$8.89	$8.77	$8.82	$9.35
Total Return(c),(d)	4.61%	7.47%	5.72%	1.77%	(3.09)%	3.68%
Ratios to Average Net Assets:
Net Expenses(e),(f)	0.46%	0.47%	0.49%	0.50%	0.48%	0.46%
Net Investment Income (Loss)(e)	4.63%	4.55%	4.07%	2.95%	2.00%	2.51%
Gross Expenses(e),(f)	0.46%	0.47%	0.49%	0.50%	0.48%	0.46%
Supplemental Data:
Net Assets at end of period (000's)	$1,555,401	$1,622,966	$1,439,848	$1,377,404	$1,681,332	$2,020,237
Portfolio Turnover(c),(g)	43%	41%	46%	32%	49%	62%
(a)
Effective April 30, 2023, the Fund’s fiscal year-end changed from July 31 to April 30.
(b)
Per share net investment income (loss) has been calculated using the average daily shares method.
(c)
Not annualized for periods less than one year.
(d)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.
(e)
Annualized for periods less than one year.
(f)
Does not include acquired fund fees and expenses, if any.
(g)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
49

Victory Short-Term Bond Fund

	Class A
For a Share Outstanding Throughout Each Period	Year Ended 4/30/26	Year Ended 4/30/25	Year Ended 4/30/24	9 Months Ended 4/30/23(a)	Year Ended 7/31/22	Year Ended 7/31/21
Net Asset Value, Beginning of Period	$9.14	$8.90	$8.77	$8.82	$9.35	$9.29
Investment Activities:
Net investment income (loss)(b)	0.40	0.39	0.34	0.18	0.16	0.21
Net realized and unrealized gains (losses)	(0.02)	0.24	0.14	(0.04)	(0.47)	0.10
Total from Investment Activities	0.38	0.63	0.48	0.14	(0.31)	0.31
Distributions to Shareholders from:
Net investment income	(0.40)	(0.39)	(0.35)	(0.19)	(0.17)	(0.21)
Net realized gains	—	—	—	—	(0.05)	(0.04)
Total Distributions	(0.40)	(0.39)	(0.35)	(0.19)	(0.22)	(0.25)
Net Asset Value, End of Period	$9.12	$9.14	$8.90	$8.77	$8.82	$9.35
Total Return(c),(d)	4.21%	7.17%	5.54%	1.56%	(3.37)%	3.38%
Ratios to Average Net Assets:
Net Expenses(e),(f)	0.74%	0.75%	0.77%	0.77%	0.76%	0.74%
Net Investment Income (Loss)(e)	4.35%	4.28%	3.80%	2.69%	1.73%	2.24%
Gross Expenses(e),(f)	0.76%	0.78%	0.87%	0.90%	0.89%	1.03%
Supplemental Data:
Net Assets at end of period (000's)	$71,314	$59,884	$20,034	$14,974	$15,489	$12,031
Portfolio Turnover(c),(g)	43%	41%	46%	32%	49%	62%
(a)
Effective April 30, 2023, the Fund’s fiscal year-end changed from July 31 to April 30.
(b)
Per share net investment income (loss) has been calculated using the average daily shares method.
(c)
Not annualized for periods less than one year.
(d)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return. Excludes any applicable sales charges, including contingent deferred sales charges. Total return would be reduced if sales charges were taken into account.
(e)
Annualized for periods less than one year.
(f)
Does not include acquired fund fees and expenses, if any.
(g)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
50

Victory Short-Term Bond Fund

	Class R6
For a Share Outstanding Throughout Each Period	Year Ended 4/30/26	Year Ended 4/30/25	Year Ended 4/30/24	9 Months Ended 4/30/23(a)	Year Ended 7/31/22	Year Ended 7/31/21
Net Asset Value, Beginning of Period	$9.14	$8.90	$8.78	$8.83	$9.36	$9.30
Investment Activities:
Net investment income (loss)(b)	0.44	0.43	0.37	0.21	0.20	0.23
Net realized and unrealized gains (losses)	(0.01)	0.24	0.14	(0.05)	(0.47)	0.11
Total from Investment Activities	0.43	0.67	0.51	0.16	(0.27)	0.34
Distributions to Shareholders from:
Net investment income	(0.44)	(0.43)	(0.39)	(0.21)	(0.21)	(0.24)
Net realized gains	—	—	—	—	(0.05)	(0.04)
Total Distributions	(0.44)	(0.43)	(0.39)	(0.21)	(0.26)	(0.28)
Net Asset Value, End of Period	$9.13	$9.14	$8.90	$8.78	$8.83	$9.36
Total Return(c),(d)	4.74%	7.61%	5.87%	1.89%	(2.98)%	3.71%
Ratios to Average Net Assets:
Net Expenses(e),(f)	0.33%	0.33%	0.33%	0.34%	0.36%	0.42%
Net Investment Income (Loss)(e)	4.75%	4.70%	4.23%	3.18%	2.20%	2.50%
Gross Expenses(e),(f)	0.33%	0.33%	0.33%	0.34%	0.36%	0.49%
Supplemental Data:
Net Assets at end of period (000's)	$364,794	$296,698	$207,226	$181,195	$110,978	$16,111
Portfolio Turnover(c),(g)	43%	41%	46%	32%	49%	62%
(a)
Effective April 30, 2023, the Fund’s fiscal year-end changed from July 31 to April 30.
(b)
Per share net investment income (loss) has been calculated using the average daily shares method.
(c)
Not annualized for periods less than one year.
(d)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.
(e)
Annualized for periods less than one year.
(f)
Does not include acquired fund fees and expenses, if any.
(g)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
51

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

The availability of certain initial and contingent deferred sales charge reductions and waivers may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. The following information about variations in sales charge reductions and waivers is applicable only to investors who purchase Fund shares through a Merrill Lynch, Ameriprise Financial, Morgan Stanley Wealth Management, Raymond James, Janney Montgomery Scott LLC, Edward D. Jones & Co. LP, Oppenheimer & Co. Inc., Stifel, Nicolaus & Company, Incorporated, Robert W. Baird & Co., J.P. Morgan Securities LLC, or Wells Fargo Advisors Financial Network, LLC platform or account.
In all instances, it is your responsibility to notify the Fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive those reductions and waivers.
Ameriprise Financial
Front-end sales charge reductions on Class A shares purchased through Ameriprise Financial
Shareholders purchasing Class A shares of the Fund through an Ameriprise Financial platform or account are eligible only for the following sales charge reductions, which may differ from those disclosed elsewhere in this Prospectus or the SAI. Such shareholders can reduce their initial sales charge on the purchase of Class A shares as follows:
◼
Transaction size breakpoints, as described in this Prospectus or the SAI.
◼
Rights of accumulation (“ROA”), as described in this Prospectus or the SAI.
◼
Letter of intent, as described in this Prospectus or the SAI.
Front-end sales charge waivers on Class A shares purchased through Ameriprise Financial
Shareholders purchasing Class A shares of the Fund through an Ameriprise Financial platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this Prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:
◼
shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SARSEPs.
◼
shares purchased through reinvestment of capital gains and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).
◼
shares exchanged from Class C shares of the same fund in the month of or following the seven-year anniversary of the purchase date. To the extent that this Prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this Prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.
◼
shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
52

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

◼
shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
◼
shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement).
CDSC waivers on Class A and C shares purchased through Ameriprise Financial
Fund shares purchased through an Ameriprise Financial platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this Prospectus or the SAI:
◼
redemptions due to death or disability of the shareholder
◼
shares sold as part of a systematic withdrawal plan as described in this Prospectus or the SAI
◼
redemptions made in connection with a return of excess contributions from an IRA account
◼
shares purchased through a Right of Reinstatement (as defined above)
◼
redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
53

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

Edward D. Jones & Co., LP (“Edward Jones”)
The following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund Prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the Victory Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints
◼
Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the Prospectus.
Rights of Accumulation (“ROA”)
◼
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of the Victory Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.
◼
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
◼
ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent (“LOI”)
◼
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if the LOI is not met.
◼
If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.
54

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:
◼
Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones' policies and procedures.
◼
Shares purchased in an Edward Jones fee-based program.
◼
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
◼
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front load and one of the following (“Right of Reinstatement”):
◼
The redemption and repurchase occur in the same account.
◼
The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.
◼
The Right of Reinstatement excludes systematic or automatic transactions including, but not limited to, purchases made through payroll deductions, liquidations to cover account fees, and reinvestments from non-mutual fund products.
◼
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the Prospectus.
◼
Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
◼
Purchases of Class 529-A shares through a rollover from either another education savings plan or a security used for qualified distributions.
◼
Purchases of Class 529-A shares made for recontribution of refunded amounts.
Contingent Deferred Sales Charge (“CDSC”) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
◼
The death or disability of the shareholder.
◼
Systematic withdrawals with up to 10% per year of account value.
◼
Return of excess contributions from an Individual Retirement Account (IRA).
◼
Shares redeemed as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
◼
Shares redeemed to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
◼
Shares exchanged in an Edward Jones fee-based program.
◼
Shares acquired through NAV reinstatement.
◼
Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.
55

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts
◼
Initial purchase minimum: $250
◼
Subsequent purchase minimum: none
Minimum Balances
◼
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
◼
A fee-based account held on an Edward Jones platform.
◼
A 529 account held on an Edward Jones platform.
◼
An account with an active systematic investment plan or LOI.
Exchanging Share Classes
◼
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares of the same fund.
56

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

Janney Montgomery Scott LLC (“Janney”)
Shareholders purchasing fund shares through a Janney brokerage account will be eligible only for the following load waivers (front-end sales charge waivers and CDSC, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's Prospectus or SAI.
Front-End Sales Charge Waivers on Class A shares available at Janney
◼
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
◼
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney
◼
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Right of Reinstatement)
◼
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SARSEPs or Keogh plans
◼
Shares acquired through a Right of Reinstatement
◼
Class C shares that are no longer subject to a CDSC and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures
CDSC Waivers on Class A and C shares available at Janney
◼
Shares sold upon the death or disability of the shareholder
◼
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus
◼
Shares purchased in connection with a return of excess contributions from an IRA account
◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s Prospectus
◼
Shares sold to pay Janney fees but only if the transaction is initiated by Janney
◼
Shares acquired through a Right of Reinstatement
◼
Shares exchanged into the same share class of a different fund
Front-End Load Discounts available at Janney: Breakpoints, Rights of Accumulation and/or letters of intent1
◼
Breakpoints as described in this Prospectus
◼
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
◼
Letters of intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets
1 Also referred to as an “initial sales charge”
57

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

J.P. Morgan Securities LLC
If you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or Statement of Additional Information.
Front-End Sales Charge Waivers on Class A Shares available at J.P. Morgan Securities LLC
◼
Shares exchanged from Class C (i.e. level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy.
◼
Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans.  For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SARSEPs or 501(c)(3) accounts.
◼
Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.
◼
Shares purchased through rights of reinstatement.
◼
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
◼
Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.
Class C to Class A Share Conversion
◼
A shareholder in the Fund’s Class C shares will have their shares converted to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.
CDSC Waivers on Class A and C Shares available at J.P. Morgan Securities LLC
◼
Shares sold upon the death or disability of the shareholder.
◼
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.
◼
Shares purchased in connection with a return of excess contributions from an IRA account.
◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
◼
Shares acquired through a right of reinstatement.
Front-end load Discounts Available at J.P. Morgan Securities LLC: Breakpoints, Rights of Accumulation & Letters of Intent
◼
Breakpoints as described in the Prospectus.
◼
Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the Fund’s Prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.
◼
Letters of Intent (“LOI”), which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).
58

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

Merrill Lynch (“Merrill”)
Purchases or sales of front-end (for example, Class A) or level-load (for example, Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Fund’s Prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.
It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.
Additional information on waivers, discounts, and share class exchanges is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.
Front-end Load Waivers Available at Merrill
◼
Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SARSEPs, or Keogh plans
◼
Shares purchased through a Merrill investment advisory program
◼
Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account
◼
Shares purchased through the Merrill Edge Self-Directed platform
◼
Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account
◼
Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement
◼
Shares purchased by eligible persons associated with the fund as defined in this Prospectus (e.g. the fund’s officers or trustees)
◼
Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement
Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-end, Back-end, and Level-Load Shares Available at Merrill
◼
Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22(e)(3))
◼
Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement
◼
Shares sold due to return of excess contributions from an IRA account
59

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation
◼
Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SARSEPs, or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund
Front-end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent
◼
Breakpoint discounts, as described in this Prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement
◼
Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household
◼
Assets not held at Merrill will no longer be included in the ROA calculation. For more detail on the timing and calculation, please refer to the Merrill SLWD Supplement.
◼
Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement
◼
Merrill will no longer accept new LOIs. For more detail on the timing, please refer to the Merrill
SLWD Supplement.
60

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

Morgan Stanley Wealth Management
Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Fund's Prospectus or SAI.
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley
◼
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SARSEPs or Keogh plans
◼
Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules
◼
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
◼
Shares purchased through a Morgan Stanley self-directed brokerage account
◼
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
◼
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge
61

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

Oppenheimer & Co. Inc. (“OPCO”)
Shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI.
Front-End Sales Charge Waivers on Class A Shares available at OPCO
◼
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
◼
Shares purchased by or through a 529 Plan
◼
Shares purchased through an OPCO affiliated investment advisory program
◼
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
◼
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)
◼
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO
◼
Employees and registered representatives of OPCO or its affiliates and their family members
◼
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this Prospectus
CDSC Waivers on A and C Shares available at OPCO
◼
Death or disability of the shareholder
◼
Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus
◼
Return of excess contributions from an IRA Account
◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus
◼
Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
◼
Shares acquired through a Right of Reinstatement
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
◼
Breakpoints as described in this Prospectus
◼
Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
62

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)
Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's Prospectus or SAI.
Front-End Sales Charge Waivers on Class A Shares available at Raymond James
◼
Shares purchased in an investment advisory program
◼
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions
◼
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James
◼
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)
◼
A shareholder in the Fund's Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James
CDSC Waivers on Classes A and C Shares available at Raymond James
◼
Death or disability of the shareholder
◼
Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus
◼
Return of excess contributions from an IRA Account
◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Fund's Prospectus
◼
Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James
◼
Shares acquired through a Right of Reinstatement
Front-End Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent
◼
Breakpoints as described in this Prospectus
◼
Rights of Accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets
◼
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets
63

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

Robert W. Baird & Co. (“Baird”)
Shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.
Front-End Sales Charge Waivers on Investors A shares Available at Baird
◼
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund
◼
Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird
◼
Shares purchased within 90 days following a redemption from a Fund, provided (1) the redemption and purchase occur within the purchaser’s Baird household and (2) the redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement)
◼
A shareholder in the Fund’s Investor C Shares will have their shares converted at net asset value to Investor A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird
◼
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SARSEPs
CDSC Waivers on Investor A and C shares Available at Baird
◼
Shares sold due to death or disability of the shareholder
◼
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus
◼
Shares bought due to returns of excess contributions from an IRA Account
◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s Prospectus
◼
Shares sold to pay Baird fees but only if the transaction is initiated by Baird
◼
Shares acquired through a right of reinstatement
Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations
◼
Breakpoints as described in this Prospectus
◼
Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Fund assets held by accounts within the purchaser’s household at Baird. Eligible Fund assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets
◼
Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of a Victory
Fund through Baird, over a 13-month period of time
64

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

Stifel, Nicolaus & Company, Incorporated (“Stifel”)
Shareholders purchasing or holding Victory Fund shares, including existing fund shareholders, through a Stifel or affiliated platform that provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge load waivers (including front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the Fund’s SAI.
Class A Shares
As described elsewhere in this Prospectus, Stifel may receive compensation out of the front-end sales charge if you purchase Class A shares through Stifel.
Rights of accumulation
Rights of accumulation (“ROA”) that entitle shareholders to breakpoint discounts on front-end sales charges will be calculated by Stifel based on the aggregated holding of eligible assets in the Victory Funds held by accounts within the purchaser’s household at Stifel. Ineligible assets include Class A Money Market Funds not assessed a sales charge. Fund Family assets not held at Stifel may be included in the calculation of ROA only if the shareholder notifies his or her financial advisor about such assets.
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
Front-end sales charge waivers on Class A shares available at Stifel
◼
Class C shares that have been held for more than seven (7) years may be converted to Class A shares or other front-end share class(es) of the same fund pursuant to Stifel’s policies and procedures. To the extent that this Prospectus elsewhere provides for a waiver with respect to the exchange or conversion of such shares following a shorter holding period, those provisions shall continue to apply.
◼
Shares purchased by employees and registered representatives of Stifel or its affiliates and their family members as designated by Stifel.
◼
Shares purchased in a Stifel fee-based advisory program, often referred to as a “wrap” program.
◼
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same or other fund within the Victory Funds.
◼
Shares purchased from the proceeds of redeemed shares of Victory Funds so long as the proceeds are from the sale of shares from an account with the same owner/beneficiary within 90 days of the purchase. For the absence of doubt, automated transactions (i.e. systematic purchases, including salary deferral transactions and withdrawals) and purchases made after shares are sold to cover Stifel Nicolaus’ account maintenance fees are not eligible for rights of reinstatement.
◼
Shares from rollovers into Stifel from retirement plans to IRAs.
◼
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the direction of Stifel. Stifel is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this Prospectus.
◼
Purchases of Class 529-A shares through a rollover from another 529 plan.
◼
Purchases of Class 529-A shares made for reinvestment of refunded amounts.
◼
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes
65

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

of this provision, employer sponsored retirement plans do not include SEP IRAs, Simple IRAs or SARSEPs.
◼
Charitable organizations and foundations, notably 501(c)(3) organizations.
Contingent Deferred Sales Charges Waivers on Class A and C Shares
◼
Death or disability of the shareholder or, in the case of 529 plans, the account beneficiary.
◼
Shares sold as part of a systematic withdrawal plan not to exceed 12% annually.
◼
Return of excess contributions from an IRA Account.
◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.
◼
Shares acquired through a right of reinstatement.
◼
Shares sold to pay Stifel fees or costs in such cases where the transaction is initiated by Stifel.
◼
Shares exchanged or sold in a Stifel fee-based program.
Share Class Conversions in Advisory Accounts
◼
Stifel continually looks to provide our clients with the lowest cost share class available based on account type. Stifel reserves the right to convert shares to the lowest cost share class available at
Stifel upon transfer of shares into an advisory program.
66

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

Wells Fargo Advisors Financial Network, LLC (collectively, “Wells Fargo Advisors”)
Wells Fargo Clearing Services, LLC operates a First Clearing business, but these rules are not intended to include First Clearing firms.
Clients of Wells Fargo Advisors purchasing fund shares through Wells Fargo Advisors are eligible for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the Prospectus or statement of additional information (“SAI”). In all instances, it is the investor's responsibility to inform Wells Fargo Advisors at the time of purchase of any relationship, holdings, or other facts qualifying the investor for discounts or waivers. Wells Fargo Advisors can ask for documentation supporting the qualification.
Wells Fargo Advisors Class A share front-end sales charge waivers information
Wells Fargo Advisors clients purchasing or converting to Class A shares of the fund in a Wells Fargo Advisors brokerage account are entitled to a waiver of the front-end load in the following circumstances:
◼
Wells Fargo Advisors employee and employee-related accounts according to Wells Fargo Advisor’s employee account linking rules. Legacy accounts and positions receiving affiliate discounts prior to the effective date will continue to receive discounts. Going forward employees of affiliate businesses will not be offered NAV.
◼
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.
WellsTrade, the firm’s online self-directed brokerage account, generally offers no-load share classes but there could be instances where a Class A share is offered without a front-end sales charge.
Wells Fargo Advisors Class 529-A share front-end sales charge waivers information
Wells Fargo Advisors clients purchasing or converting to Class 529-A shares of the fund through Wells Fargo Advisors transactional brokerage accounts are entitled to a waiver of the front-end load in the following circumstances:
◼
Shares purchased through a rollover from another 529 plan.
◼
Recontribution(s) of distributed funds are only allowed during the NAV reinstatement period as dictated by the sponsor’s specifications outlined by the plan.
Wells Fargo Advisors is not able to apply the NAV Reinstatement privilege for 529 Plan account purchases placed directly at the fund company. Investors wishing to utilize this privilege outside of Wells Fargo systems will need to do so directly with the Plan or a financial intermediary that supports this feature.
Unless specifically described above, other front-end load waivers are not available on mutual fund purchases through Wells Fargo Advisors.
Wells Fargo Advisors Contingent Deferred Sales Charge information
◼
Contingent deferred sales charges (CDSC) imposed on fund redemptions will not be rebated based on future purchases.
Wells Fargo Advisors Class A front-end load discounts
Wells Fargo Advisors Clients purchasing Class A shares of the fund through Wells Fargo Advisors brokerage accounts will follow the following aggregation rules for breakpoint discounts:
◼
SEP or SIMPLE IRAs will not be aggregated as a group plan. They will aggregate with the client’s
67

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

personal accounts based on Social Security Number. Previously established SEP and SIMPLE IRAs may still be aggregated as a group plan.
◼
Employer-sponsored retirement plan (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans) accounts will aggregate with other plan accounts under the same Tax ID and will not be aggregated with other retirement plan accounts under a different Tax ID or personal accounts. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SARSEPs or Keogh plans.
◼
Gift of shares will not be considered when determining breakpoint discounts
68

69

70

71

23456-0926
By mail:
Victory Funds
P.O. Box 182903
Columbus, OH 43218-2903

P.O. Box 182903
Columbus, OH 43218-2903
Statement of Additional Information (“SAI”): A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference into this Prospectus, which means it is legally part of the prospectus.
Annual/Semi-Annual Reports and Form N-CSR: The Fund's annual and semi-annual reports to shareholders and Form N-CSR contain more information about the Fund's investments. The annual shareholder report also includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal period. The Fund's Form N-CSR filings contain the Fund's annual and semi-annual financial statements.
How to Obtain Information: You may obtain a free copy of the SAI, annual and semi-annual reports and other information such as Fund financial statements and ask questions about the Fund or your accounts, online at VictoryFunds.com, by contacting the Fund at the following address or telephone number, or by contacting your financial intermediary.
By telephone:
Call Victory Funds at
(800) 235-8396
You also can obtain information about the Fund (including the SAI, other reports, and other information such as Fund financial statements) from the SEC on the SEC’s EDGAR database at sec.gov or, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov
Investment Company Act File No. 811-7852

September 1, 2026
Prospectus
Victory Small Cap Stock Fund
Fund Shares	Institutional Shares	Class A	Class C	Class R6
USCAX	UISCX	—	—	—
The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
vcm.com
(800) 235-8396

Victory Small Cap Stock Fund Summary
Investment Objective
The Victory Small Cap Stock Fund (the “Fund”) seeks long-term growth of capital.
Fund Fees and Expenses
The tables below describe the fees and expenses that you may pay, if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Shareholder Fees
(paid directly from your investment)
	Fund Shares	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of purchase or sale price)	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees[1]	0.71%	0.71%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%
Other Expenses	0.30%	0.25%
Total Annual Fund Operating Expenses	1.01%	0.96%
Fee Waiver/Expense Reimbursement[2]	0.00%	(0.02)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	1.01%	0.94%
1
The management fee is comprised of a base fee (which is equal to an annualized rate of 0.75% of the Fund’s average daily net assets) and a performance adjustment. The performance adjustment is calculated separately for each share class on a monthly basis and is added to or subtracted from the base fee depending upon the performance of the respective share classes relative to the Lipper Small-Cap Core Funds Index. Assets and performance are each measured over a rolling 36-month period. The annual adjustment rate ranges from +/- 0-6 basis points (a basis point is 1/100th of a percentage point) of average daily net assets depending on the level of over/under-performance. The performance adjustment reflected in the management fee may differ from the over/under annual adjustment rate due to differences in average net assets for the fiscal reporting period and rolling 36-month performance period. See Organization and Management of the Fund section for a description of the performance adjustment.
2
Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual fund operating expenses (excluding certain items such as performance fee adjustments, acquired fund fees and expenses, if any, interest, taxes, brokerage commissions, capitalized expenses, and other extraordinary expenses) do not exceed an annual rate of 1.10% and 0.98% of the Fund Shares and Institutional Shares, respectively, through at least August 31, 2027. The Adviser is permitted to recoup management fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. The amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund’s management fee. This agreement may only be terminated by the Fund’s Board of Trustees.
1

Victory Small Cap Stock Fund Summary
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or continue to hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Fund Shares	$103	$322	$558	$1,236
Institutional Shares	$96	$304	$529	$1,176
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the most recent fiscal year, the Fund's portfolio turnover rate was 86% of the average value of its portfolio.
Principal Investment Strategy
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of companies with small market capitalizations. This 80% policy may be changed upon at least 60 days’ prior written notice to shareholders. The Fund defines small-cap stocks as those of companies that have a market capitalization equal to or lower than that of the largest market capitalization stock in either the S&P SmallCap 600 Index or the Russell 2000 Index at the time of purchase. Market capitalization of the companies may change with market conditions and with the composition of each index.
Although the Fund invests primarily in U.S. securities, it may invest up to 20% of its total assets in foreign securities, including securities issued in emerging markets. The Fund employs a multi-manager structure with the underlying managers implementing fundamentally driven security selection investment processes that focus on companies that may exhibit attractive levels of quality, value, and/or growth.
Principal Risks
The Fund’s investments are subject to the following principal risks:
Small-Capitalization Stock Risk – The Fund is subject to small-cap company risk, which is the greater risk of investing in smaller, less well-known companies, as opposed to investing in established companies with proven track records. Small-cap companies also may have limited product lines, markets, or financial resources. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market in general and, therefore, may involve greater risk than investing in the securities of larger companies.
General Market Risk – Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, imposition of tariffs, sanctions against a particular foreign country, its nationals, businesses or industries, and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes may add to instability in global economies and
2

Victory Small Cap Stock Fund Summary
markets generally and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.
Equity Securities Risk – The values of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general market, economic, and political conditions, and other factors. A company’s earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, tariffs, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or may last for extended periods. Equity securities have the lowest priority, and the greatest risk, with respect to dividends and any liquidation payments in the event of an issuer’s bankruptcy.
Foreign Securities Risk – Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Global markets, or those in a particular region, may all react in similar fashion to important political, economic, or other developments. Events and evolving conditions in certain economies or markets, including with respect to tariffs or sanctions, may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile.
Emerging Markets Risk – Foreign securities risk can be particularly heightened because investments in emerging market countries generally are more volatile than investments in developed markets. Emerging market countries are less economically diverse and mature than more developed countries and tend to be politically less stable. The governments of emerging market countries may be more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. In addition, the economies of emerging market countries may be dependent on relatively few industries that are more susceptible to local and global changes. Emerging market countries may also have less developed legal and accounting systems, and their legal systems may deal with issuer bankruptcies and defaults differently than U.S. law would.
Large Shareholder Risk – The actions by one large shareholder or multiple shareholders acting simultaneously may have an impact on the Fund and, therefore, indirectly on other shareholders. Shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.
Management Risk – The Fund is actively managed, and the investment techniques and risk analyses used by the Fund’s portfolio managers may not produce the desired results.
Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. By itself, the Fund does not constitute a complete investment plan. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.
An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
3

Victory Small Cap Stock Fund Summary
Investment Performance
The following bar chart and table are intended to help you understand some indication of the risks of investing in the Fund. The bar chart illustrates the Fund Shares' volatility by showing how performance has varied from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the share classes for the periods indicated compared to those of the Fund's regulatory broad-based securities market index, the Fund's benchmark indexes, and an index of funds with similar investment objectives. We assume reinvestment of dividends and distributions.
Performance data for the classes varies based on differences in their fee and expense structures and reflects any expense limitations in effect during the periods shown. Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. The Fund’s most current performance information is available on the Fund’s website at vcm.com or by calling (800) 235-8396.
Calendar Year Returns for Fund Shares

45%
30%
15%
0%
-15%
-30%
18.88%
10.13%
-9.92%
28.98%
22.24%
18.09%
-19.97%
17.35%
5.42%
9.24%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter	33.13%	December 31, 2020
Lowest Quarter	-31.06%	March 31, 2020

Year-to-date return	26.62%	June 30, 2026
4

Victory Small Cap Stock Fund Summary

Average Annual Total Returns (For the Periods Ended December 31, 2025)	1 Year	5 Years	10 Years
FUND SHARES Before Taxes	9.24%	5.01%	9.03%
FUND SHARES After Taxes on Distributions	7.45%	2.08%	6.01%
FUND SHARES After Taxes on Distributions and Sale of Fund Shares	6.80%	3.30%	6.29%
INSTITUTIONAL SHARES Before Taxes	9.33%	5.09%	9.14%
Indices
Russell 3000® Index reflects no deduction for fees, expenses, or taxes	17.15%	13.15%	14.29%
Russell 2000® Index reflects no deduction for fees, expenses, or taxes	12.81%	6.09%	9.62%
S&P SmallCap 600 Index reflects no deduction for fees, expenses, or taxes	6.02%	7.31%	9.81%
Lipper Small-Cap Core Funds Index reflects no deduction for taxes	7.14%	7.92%	9.63%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (“IRA”) or 401(k) plan, the after-tax returns shown in the table are not relevant to you. Please note that after-tax returns are shown only for the Fund Shares and may differ for each share class.
Management of the Fund
Investment Adviser
Victory Capital Management Inc. (“Adviser”) serves as the Fund’s investment Adviser.
The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. The portfolio managers primarily responsible for the day-to-day management of all or a portion of the Fund are members of the Adviser’s RS Investments Value (“RS Value”) and Integrity Asset Management (“Integrity”) investment franchises, its Victory Solutions platform, and Granahan Investment Management, LLC (“GIM”), which has been retained to serve as a subadviser.
5

Victory Small Cap Stock Fund Summary
Portfolio Management
	Title	Tenure with the Fund
Robert J. Harris	Chief Investment Officer, RS Value	Since 2020
Joseph Mainelli	Portfolio Manager, RS Value	Since 2020
Daniel G. Bandi	Chief Investment Officer, Integrity	Since 2021
Daniel J. DeMonica	Senior Portfolio Manager, Integrity	Since 2021
Adam I. Friedman	Senior Portfolio Manager, Integrity	Since 2021
Joe A. Gilbert	Portfolio Manager, Integrity	Since 2021
J. Bryan Tinsley	Portfolio Manager, Integrity	Since 2021
Michael P. Wayton	Portfolio Manager, Integrity	Since 2021
Mannik S. Dhillon, CFA, CAIA	President, Investment Franchises & Solutions	Since 2019
Andrew L. Beja, CFA	Senior Vice President, Managing Director, and Portfolio Manager, GIM	Since 2012
David M. Rose, CFA	Chief Investment Officer, Managing Director, and Portfolio Manager, GIM	Since 2015
Jeffrey A. Harrison, CFA	Senior Vice President, Managing Director, and Portfolio Manager, GIM	Since 2015
Richard Watson, CFA	Senior Vice President and Portfolio Manager, GIM	Since 2021
Kelvin Jiang, CFA	Vice President and Portfolio Manager/Analyst, GIM	Since 2023
Purchase and Sale of Fund Shares
Investment Minimums	Fund Shares	Institutional Shares
Minimum Initial Investment	$3,000	$1,000,000
Minimum Subsequent Investments	$50	None
You may purchase or sell Fund Shares on any business day through vcm.com or by telephone at (800) 235-8396. You also may purchase or sell Fund Shares through certain other financial intermediaries. If you have opened an account directly with the Fund, you also may purchase and sell Fund Shares by mail at P.O. Box 182903, Columbus, OH 43218-2903. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Institutional Shares are not offered for sale directly to the general public. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Certain broker-dealers and other financial intermediaries (such as a bank) may establish higher or lower minimum initial and subsequent investment amounts to which you may be subject if you invest through them.
When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value (“NAV”) after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.
6

Victory Small Cap Stock Fund Summary
Tax Information
The Fund intends to make distributions that generally will be taxed to you as ordinary income or long-term capital gains, unless you are a tax-exempt investor or you invest through an IRA, 401(k) plan, or other tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.
7

Additional Fund Information

Victory Capital Management Inc., which we refer to as the “Adviser” throughout the Prospectus, manages the Fund.
The Fund is  managed by the Adviser who also manages other funds, each having distinct investment management objectives, strategies, risks, and policies. Together, these funds are referred to in this Prospectus as the “Victory Funds” or, more simply, the “Funds.”
The Fund seeks long-term growth of capital. The Fund’s Board of Trustees (the “Board”) may change the investment objective without shareholder approval. The Fund will provide shareholders notice of any such change.
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of companies with small market capitalizations. This 80% policy may be changed upon at least 60 days’ prior written notice to shareholders. The Fund defines small-cap stocks as those of companies that have a market capitalization equal to or lower than that of the largest market capitalization stock in either the S&P SmallCap 600 Index or the Russell 2000 Index at the time of purchase. Keep in mind that the market capitalization of the companies listed in each index may change with market conditions and with the composition of each index. Standard & Poor’s makes changes to the S&P SmallCap 600 Index when needed, whereas the Russell 2000 Index is reconstituted on a semi-annual basis (with certain additions and deletions made between reconstitutions). For purposes of this Fund’s investment strategy, companies whose market capitalizations no longer fall within the above definition will continue to be considered small cap, and the Fund may continue to hold the security.
Although the Fund invests primarily in U.S. securities, up to 20% of the Fund’s total assets may be invested in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in developed markets.
The Fund may consider various non-financial factors, where applicable, through quantitative models or qualitative assessments, including, for example, third-party sustainability ratings or governance and risk-related factors. Any consideration of such factors is only one part of the investment process and may have little to no weight on investment decisions, whether on an individual security basis or in the context of overall portfolio construction.
The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies as a response to adverse market, economic, political, or other conditions. The effect of taking such a temporary defensive position is that the Fund may not achieve its investment objective.
RS Value
In evaluating investments for the Fund, RS Value conducts fundamental research to identify companies with improving returns on invested capital. RS Value’s research efforts seek to identify the primary economic and value drivers for each company. Research focuses on a company’s capital deployment strategy, including decisions about capital expenditures, acquisitions, cost-saving initiatives, and share repurchase/dividend plans, as RS Value seeks to understand how returns on invested capital may improve over time. Valuation is considered an important part of the process. RS Value seeks to invest in companies based on its assessment of risk (the possibility of permanent capital impairment) and reward (the future value of the enterprise).
RS Value’s strategy holds a relatively few number of securities and, as a result of its investment process, its investments may be focused in one or more economic sectors from time to time, including the financials sector.
8

Additional Fund Information

Integrity
When selecting securities for the Fund, Integrity seeks out companies that appear to be undervalued according to certain financial measurements of their intrinsic net worth or business prospects. Integrity employs a value-oriented approach that focuses on securities that offer value with improving investor sentiment. Integrity finds these value-oriented investments by, among other things: (1) rigorously analyzing the company’s financial characteristics and assessing the quality of the company’s management; (2) considering comparative price-to-book, price-to-sales and price-to-cash flow ratios; and (3) analyzing cash flows to identify stocks with the most attractive potential returns.
Integrity regularly reviews the Fund’s investments and will sell securities when it believes the securities are no longer attractive because: (1) a deterioration in rank of the security in accordance with the its process; (2) of price appreciation; (3) of a change in the fundamental outlook of the company; or (4) other investments available are considered to be more attractive.
Victory Solutions
Victory Solutions seeks to create a diversified portfolio of stocks that emphasize certain investment factors such as quality, value, and momentum through quantitative analysis. Victory Solutions uses quantitative analysis to identify companies that generally meet one of the following criteria: trade at attractive valuations, exhibit positive momentum, and/or have strong and stable profitability. The team allocates the Fund’s exposure to these factors in an attempt to take advantage of opportunities and limit the amount of risk any individual factor contributes to the portfolio. Victory Solutions may engage in active and frequent trading of portfolio holdings for the portion of the Fund’s assets it manages and will sell an investment if the above-mentioned attributes are not compelling as compared to those of another investment choice.
GIM
In selecting investments for the Fund, GIM employs fundamental, bottom-up research to invest in stocks of companies that, in the portfolio manager’s opinion, exhibit a critical combination of superior growth prospects and attractive stock valuations. GIM believes that over a three- to five-year period, company earnings and enterprise growth drive stock prices; but over shorter time periods, stock valuation and market sentiment variations can have an equally vital impact. GIM believes it is important to consider both. GIM utilizes a proprietary LifeCycle diversification tool to navigate the fluctuations in the small cap market. Each LifeCycle category (Pioneer, Core Growth, Special Situation) has a different performance driver, so it provides diversification and helps mitigate risk in the portfolio. GIM will sell investments when the growth prospects or risk/reward is no longer attractive.
GIM utilizes a sleeve approach to portfolio management where each portfolio manager oversees a portion of the portfolio. Each portfolio manager has autonomy for investment decisions within their sleeve given their respective areas of expertise. Collaboration among team members provides critical input to investment decisions. The result is a risk-mitigated portfolio that is diversified in three ways: 1) by sleeve portfolio manager, 2) by industry sector, and 3) by LifeCycle category. In addition, weekly and monthly meetings provide a top down overview of the overall portfolio.
9

Investments

The following describes the types of securities the Fund may purchase under normal market conditions to achieve its principal investment strategy. The Fund may not necessarily buy all of the securities listed below.
Equity Securities
The Fund considers equity securities to include, among others, common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.
Foreign Securities
Can include common stock and convertible preferred stock of non-U.S. companies. Also may include American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”), which are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies, and exchange-traded funds (“ETFs”) that invest in foreign companies.
Initial Public Offerings (“IPOs”)
The Fund may at times have the opportunity to invest in securities offered in IPOs. If the Fund’s portfolio manager believes that a particular IPO is very likely to increase in value immediately after the initial offering, it is possible (although it will not necessarily be the case) that the Fund will invest in the IPO, even if the security is one in which the Fund might not typically otherwise invest. It is possible, however, that the Fund will lose money on an investment in an IPO, even in such a case.
Additional Fund Strategies. The Adviser may use other types of investment strategies in pursuing the Fund's overall investment objective. The following describes the investment technique the Adviser may employ that is not considered to be a part of the Fund's principal investment strategies. Additional securities and techniques are described in the Fund's SAI.
Securities Lending
To enhance the return on its portfolio, the Fund may lend portfolio securities to brokers, dealers, and financial institutions to realize additional income under guidelines adopted by the Board. Each loan will be secured continuously by collateral in the form of cash, securities issued by the U.S. government or its agencies or instrumentalities.
10

Risk Factors

The following provides additional information about the Fund's principal risks and supplements the risks discussed in the Fund’s Summary section of this Prospectus.
Equity Securities Risk: The value of an equity security will fluctuate in response to changes in earnings or other conditions affecting the issuer’s profitability or in general market conditions. Unlike debt securities, which have preference to a company’s assets in case of liquidation, equity securities are entitled to the residual value after the company meets its other obligations.
Foreign Securities Risk: Investing in foreign companies, including ADRs and GDRs, involves certain special risks. There is the possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; changes to trade policies and trade disputes; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; less publicly available information about foreign issuers; difficulties in obtaining legal judgments; and foreign withholding taxes. Foreign investing may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. Three risks that require additional consideration are:
◼
Emerging Markets Risk: Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that generally are less economically diverse and mature than those in the United States and to political systems that may be less stable. Investments in emerging markets may be subject to the risk of abrupt and severe price declines and their financial markets often lack liquidity. In addition, emerging market countries may be more likely than developed countries to experience rapid and significant adverse developments in their political or economic structures. Emerging market economies also may be overly reliant on particular industries, and more vulnerable to shifts in international trade, trade barriers, and other protectionist or retaliatory measures. Governments in many emerging market countries participate to a significant degree in their economies and securities markets. Some emerging market countries restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or may nationalize or expropriate the assets of private companies. Emerging market countries also may be subject to high inflation and rapid currency devaluations and currency-hedging techniques may be unavailable in certain emerging market countries.
◼
Political Risk: Political risk includes a greater potential for coups d’état, revolts, and expropriation by governmental organizations.
◼
European Economic Risk: The economies of European Union (“EU”) member countries and their trading partners, as well as the broader global economy, may be adversely affected by, among other things, changes in the Euro’s exchange rate; changes in EU or governmental regulations on trade; geopolitical and other events, including acts of terrorism, tensions, war or other open conflicts; and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact the Fund’s investments and cause it to lose money. Events in Europe may continue to impact the economies of every European country and their economic partners. The ongoing Russia-Ukraine conflict, the resulting responses by the United States and other countries, and the potential for wider conflict have had, and could continue to have, severe adverse effects on regional and global economies and could further increase volatility and uncertainty in the global financial markets. In addition, uncertainties regarding the viability of the EU have impacted and may continue to impact regional and global markets. There are ongoing concerns regarding the United Kingdom’s withdrawal from the EU, commonly referred to as “Brexit,” as well as the impact this withdrawal may have on other economies of European countries and/or their sovereign debt. Withdrawals from the EU could cause significant regional and global market disruption, which may negatively impact the Fund’s investments and cause it to lose money.
11

Risk Factors

General Market Risk: The Fund is subject to market risk, which is the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. In addition, markets and market-participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.
Market turmoil may be reflected in perceptions of economic uncertainty, price volatility in the equity and debt markets, and fluctuating trading liquidity. In response, governments may adopt a variety of fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and lower interest rates. An unexpected or quick reversal of these policies could increase volatility in the equity and debt markets. Market conditions and economic risks could have a significant effect on domestic and international economies, and could add significantly to the risks of increased volatility and decreased liquidity for the Fund’s portfolio. Equity securities tend to be more volatile than debt securities.
Geopolitical/Natural Disaster Risk: Political and diplomatic events within the United States, including a contentious domestic political environment, changes in political party control of one or more branches of the U.S. government, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a U.S. government shutdown, and disagreements over, or threats not to increase, the U.S. government’s borrowing limit (or “debt ceiling”), as well as political and diplomatic events abroad, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. A downgrade of the ratings of U.S. government debt obligations, or concerns about the U.S. government’s credit quality in general, could have a substantial negative effect on the U.S. and global economies. Moreover, although the U.S. government has honored its credit obligations, there remains a possibility that the United States could default on its obligations. The consequences of such an unprecedented event are impossible to predict, but it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Fund’s investments. Similarly, environmental and public health risks, such as natural disasters or epidemics, or widespread fear that such events may occur, may impact markets and economies adversely and cause market volatility in both the short- and long-term.
Information Technology and Operations Risk: Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The information technology and other operational systems upon which a Fund’s service providers rely may be subject to cyber attack or other technological disruptions, and could otherwise disrupt the ability of these service providers to perform essential tasks for the Fund. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.
IPO Risk: Investments in IPOs may result in increased transaction costs and expenses and the realization of short-term capital gains and distributions. In addition, in the period immediately following an IPO, investments may be subject to more extreme price volatility than that of other equity
12

Risk Factors

investments. The Fund may lose all or part of its investment if the companies making their IPOs fail and their product lines fail to achieve an adequate level of market recognition or acceptance. IPOs may not be available to the Fund at all times, and the Fund may not always invest in IPOs offered to it. Investments in IPOs may have a substantial beneficial effect on the Fund’s investment performance. The Fund’s investment return earned during a period of substantial investment in IPOs may not be sustained during other periods when the Fund makes more limited, or no, investments in IPOs.
Large Shareholder Risk: The Fund, like all mutual funds, pools the investments of many investors. Actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. For example, significant levels of new investments in the Fund by shareholders may cause the Fund to have more cash than would otherwise be the case, which might have a positive or negative impact on Fund performance. Similarly, redemption activity might cause the Fund to sell portfolio securities, which may increase transaction costs and might generate a capital gain or loss, or cause it to borrow funds on a short-term basis to cover redemptions, which would cause the Fund to incur costs that, in effect, would be borne by all shareholders, not just the redeeming shareholders. Shareholder purchase and redemption activity also may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.
Liquidity Risk: Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Fund would like due to a variety of factors, including general market conditions, the perceived financial strength of the issuer, or specific restrictions on resale of the securities. Consequently, the Fund may have to hold these securities longer than it would like and may forgo other investment opportunities. It also is possible that the Fund could be prevented from realizing capital gains or could be forced to incur capital losses if the Adviser is unable to sell a position at the time or price of the Adviser’s choosing. Lack of liquidity may impact valuation of such securities and the Fund’s net asset value (“NAV”) adversely, especially during times of financial distress. In addition, the Fund may not be able to raise cash when needed or may be forced to sell other investments to raise cash, which could impact the Fund’s performance negatively. Infrequent trading of securities also may lead to an increase in price volatility. Liquidity is a general investment risk that potentially could impact any security, but funds that invest in privately placed securities, certain small-company securities, high-yield bonds, mortgage-backed or asset-backed securities, foreign or emerging-market securities, derivatives, or other structured investments, which all have experienced periods of illiquidity, generally are subject to greater liquidity risk than funds that do not invest in these types of securities.
Management Risk: The Fund is subject to management risk, which is the possibility that the investment techniques and risk analyses used in managing the Fund’s portfolio will not produce the desired results. In addition, we operate multiple investment franchises within the Adviser, and we also utilize a “manager-of-managers” structure, which gives us the right, with the prior approval of the Board and without shareholder approval, to change subadviser(s). If we add or replace an investment franchise or a subadviser to the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new investment franchise or subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund’s portfolio could take place at a disadvantageous time and also could result in higher capital gains and distributions, which could affect the tax efficiency of the Fund negatively. In addition, the Fund may not be fully invested under its investment program while the realignment takes place, which may negatively impact the Fund’s performance.
13

Risk Factors

Small-Capitalization Company Risk: Small-capitalization company risk is the risk of investing in smaller, less well-known companies, as opposed to investing in established companies with proven track records. Small-capitalization companies may be more vulnerable than larger companies to adverse business or economic developments. Small-capitalization companies also may have limited product lines, markets, or financial resources. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market averages in general and, therefore, may involve greater risk than investing in the securities of larger companies. In addition, small-capitalization companies may not be well known to the investing public, may not have institutional ownership, and may have only cyclical, static, or moderate growth prospects.
Additional Risk Factors. The Adviser may use several types of investment strategies in pursuing the Fund's overall investment objective. The following risk is that which the Adviser does not consider to be a principal risk of the Fund. The statement of additional information (“SAI”) provides more detail about this risk and other risks that a Fund may be subject to that are not considered to be principal risks. You may request a copy of the Fund's SAI for more information.
Securities Lending Risk: The Fund may lend portfolio securities to broker-dealers or other institutions on a fully collateralized basis. There is a risk of delay in recovering a loaned security and/or risk of loss in collateral if the borrower becomes insolvent. There also is risk of loss if the borrower defaults and fails to return the loaned securities. The Fund could incur losses on the reinvestment of cash collateral from the loan, if the value of the short-term investments acquired with the cash collateral is less than the amount of cash collateral required to be returned to the borrower.
14

Organization and Management of the Fund

The Fund's Board has the overall responsibility for overseeing the management of the Fund.
The Investment Adviser
Victory Capital Management Inc. (the “Adviser”), a New York corporation that is registered as an investment adviser with the Securities and Exchange Commission (“SEC”), serves as the investment adviser to the Fund pursuant to an investment advisory agreement. Subject to the authority of the Board, the Adviser is responsible for the overall management and administration of the Fund's business affairs. The Adviser is responsible for selecting the Fund's investments according to its investment objective, policies, and restrictions. As of July 31, 2026, the Adviser managed and advised assets totaling in excess of $348.8 billion for individual and institutional clients. The Adviser’s principal address is 15935 La Cantera Pkwy, San Antonio, Texas 78256.
A discussion regarding the basis of the Board’s approval of the Fund's Advisory  and Subadvisory  Agreement is available in the Fund's Form N-CSR for the period ended April 30.
The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. RS Value, and Integrity, investment franchises, and its Victory Solutions platform are responsible for the day-to-day investment management of the Fund. The Adviser may allocate any portion (including, at times, no portion) of the Fund’s assets to an investment team. As stated further below, the Adviser has also retained a subadviser to manage all or a portion of the Fund.
The Fund’s investment management fee is comprised of a base investment management fee and a performance adjustment. The base investment management fee, which is accrued daily and paid monthly, is equal to an annualized rate of 0.75% of the Fund’s average daily net assets.
The performance adjustment is calculated separately for each class of shares of the Fund on a monthly basis and will be added to or subtracted from the base investment management fee depending upon the performance over the performance period of the respective share class of the Fund relative to the performance of the Lipper Small-Cap Core Funds Index, which tracks the total return performance of funds within the Lipper Small-Cap Core Funds category. This category includes funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of S&P Composite 1500 Index. These funds will normally have an average price-to-earnings ratio, price-to-book ratio, and three-year sales growth figure, comparable to the S&P 600 Index. The performance period for each share class consists of the current month plus the previous 35 months (or number of months since the date of investment advisory agreement, if shorter). The adjustment rate is determined as referenced in the following chart:
Over/Under Performance Relative to Index (in basis points)[1]	Annual Adjustment Rate (in basis points as a percentage of the Fund’s average daily net assets)
+/– 100 to 400	+/– 4
+/– 401 to 700	+/– 5
+/– 701 and greater	+/– 6
1 Based on the difference between the average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.
To determine the amount of the performance adjustment, the annual performance adjustment rate is multiplied by the average daily net assets of each respective share class over the entire performance period, which then is multiplied by a fraction, the numerator of which is the number of days in the
15

Organization and Management of the Fund

month and the denominator of which is 365 (366 in leap years). The resulting amount then is added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base investment management fee.
Under the performance fee arrangement, each share class of the Fund pays a positive performance fee adjustment for a performance period whenever the share class outperforms the Lipper Small-Cap Core Funds Index over that period, even if the share class had overall negative returns during the performance period.
The performance adjustment may have a disproportionate impact on the performance of a share class with a smaller level of assets compared to the Fund’s other share classes with larger asset levels.
For the fiscal year ended April 30, 2026, performance adjustments were (0.04)% and (0.04)% for Fund Shares and Institutional Shares, respectively. The performance adjustment rate, if any, included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36-month performance period.
See Fund Fees and Expenses in this Prospectus for information about any contractual agreement agreed to by the Adviser to waive fees and/or reimburse expenses with respect to the Fund. From time to time, the Adviser also may voluntarily waive fees and/or reimburse expenses in amounts exceeding those required to be waived or reimbursed under any contractual agreement that may be in place with respect to the Fund.
Investment Subadviser
The Fund uses a “manager-of-managers” structure. We are authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of the Fund's assets. We monitor each subadviser’s performance through quantitative and qualitative analysis and periodically report to the Board as to whether a subadviser’s agreement should be renewed, terminated, or modified. We also are responsible for determining how the Fund’s assets should be allocated to the subadviser(s). The allocation for a subadviser can range from 0% to 100% of the Fund's assets, and we can change the allocations without shareholder approval.
We have entered into an Investment Subadvisory Agreement with GIM under which GIM provides day-to-day discretionary management of a portion of the Fund’s assets in accordance with the Fund’s investment objective, policies, and restrictions, subject to the general supervision of the Board and Adviser. GIM is compensated directly by the Adviser and not by the Fund.
GIM, located at 404 Wyman Street, Waltham, Massachusetts 02451, is an independent, employee- owned firm founded in 1985 by investment professionals with a passion for small capitalization equity investing. The firm remains committed to the smaller cap area of the market and has dedicated its investment expertise to serving institutions and family offices. At June 30, 2026, GIM managed approximately $2.88 billion in assets.
Portfolio Management
RS Value
Robert J. Harris is the Chief Investment Officer of the RS Value team. From 2005 to 2016, he was an analyst with RS Investment Management Co. LLC, which was acquired by Victory Capital in 2016. Before joining RS Investments, he was a financial services analyst at Dresdner RCM Global Investors, LLC. Previously, he was a marketing associate for Chevron Texaco Corporation. He also spent seven years as a flight engineer in the United States Air Force. He has co-managed a portion of the Fund since 2020.
Joseph Mainelli is a member of the RS Value team. From 2007 to 2016, he was an analyst with RS Investment Management Co. LLC, which was acquired by Victory Capital in 2016. Before joining RS
16

Organization and Management of the Fund

Investments, he was an equity research analyst focusing on small- and mid-cap value investments at David J. Greene & Company for three years. Previously, he was an equity research analyst at Sagamore Hill Capital and ING Furman Selz Asset Management. He has co-managed a portion of the Fund since 2020.
Integrity
Daniel G. Bandi is the Chief Investment Officer of Integrity and has been with the Adviser since 2014 when the Adviser acquired Integrity Asset Management, LLC. From 2003-2014, Mr. Bandi was the Chief Investment Officer and a Principal of Integrity Asset Management, LLC. Mr. Bandi is a CFA charterholder. He has co-managed the Fund since March 2021.
Daniel J. DeMonica is a Senior Portfolio Manager of Integrity and has been with the Adviser since 2014. From 2003-2014, Mr. DeMonica was a Senior Portfolio Manager and a Principal of Integrity Asset Management LLC. Mr. DeMonica is a CFA charterholder. He has co-managed the Fund since March 2021.
Adam I. Friedman is a Senior Portfolio Manager of Integrity and has been with the Adviser since 2014. From 2003-2014, Mr. Friedman was a Senior Portfolio Manager and a Principal of Integrity Asset Management, LLC. He has co-managed the Fund since March 2021.
Joe A. Gilbert is a Portfolio Manager of Integrity and has been with the Adviser since 2014. From 2003-2014, Mr. Gilbert was a Portfolio Manager of Integrity Asset Management, LLC. Mr. Gilbert is a CFA charterholder. He has co-managed the Fund since March 2021.
J. Bryan Tinsley is a Portfolio Manager of Integrity and has been with the Adviser since 2014. From 2003-2014, Mr. Tinsley was a Portfolio Manager of Integrity Asset Management, LLC. Mr. Tinsley is a CFA charterholder. He has co-managed the Fund since March 2021.
Michael P. Wayton is a Portfolio Manager of Integrity and has been with the Adviser since 2014. From 2013-2014, Mr. Wayton was a Portfolio Manager of Integrity Asset Management, LLC. He has co-managed the Fund since March 2021.
Victory Solutions
Mannik S. Dhillon, CFA, CAIA, serves as President, Investment Franchises & Solutions, for Victory Capital and has co-managed the Fund since 2019. From 2015-2017, he served as Victory Capital’s Head of Investment Solutions, Product, and Strategy. From 2010 to 2015, Mr. Dhillon served as a managing director and head of manager research with Wilshire Associates, where he evaluated asset managers and led strategic consulting engagements. Mr. Dhillon is a CFA® and CAIA® charterholder.
GIM
Andrew L. Beja, CFA, is a Senior Vice President, Managing Director, and Portfolio Manager with an expertise in Internet, Software, Business Services, and Consumer areas. He has co-managed a portion of the Fund since 2012. Prior to joining GIM in 2011, Mr. Beja was with Lee Munder Capital Group in Boston, Massachusetts, where he was a co-founder and portfolio manager. Education: B.A., Miami University. He is a CFA®charterholder and a member of the CFA Institute and the Boston Security Analysts Society.
David M. Rose, CFA, is Chief Investment Officer, Managing Director, and Portfolio Manager with extensive fundamental research experience across industries. He has co-managed a portion of the Fund since 2015. Prior to joining GIM in 2015, Mr. Rose was with Furey Research Partners in Boston, Massachusetts, where he conducted small cap equity research for use by the firm’s investment manager clients. Education: M.S. in Finance, University of Wisconsin at Madison; and B.S., Washington University. He is a CFA®charterholder and a member of the CFA Institute and the CFA Society Boston.
17

Organization and Management of the Fund

Jeffrey A. Harrison, CFA, is a Senior Vice President, Managing Director, and Portfolio Manager with an expertise in the healthcare and financial services sectors. He has co-managed a portion of the Fund since 2015. Prior to joining GIM in 2015, Mr. Harrison was with Wells Capital Management in Richmond, Virginia, where he was a portfolio manager on a diversified small cap growth equity fund. Education: M.B.A. in Finance, College of William & Mary; and B.A., Hampden-Sydney College. He is a CFA®charterholder and a member of the CFA Institute.
Richard Watson, CFA, is a Senior Vice President and Portfolio Manager with an expertise in healthcare, particularly biotech and life sciences. He has co-managed a portion of the Fund since August 2021. Prior to joining GIM in 2021, Mr. Watson was with Columbia Wanger Asset Management in Chicago, Illinois, where he was a senior portfolio manager and healthcare analyst. Education: M.B.A. in Finance, DePaul University; and B.S. in Biochemistry/Biophysics, State University of New York. He is a CFA charterholder and a member of the CFA Institute.
Kelvin Jiang, CFA, is a Vice President of Granahan Investment Management. Kelvin is a portfolio manager/analyst for the multi-managed Small Cap portfolios. Kelvin joined GIM in 2023 with 16 years’ industry experience and a deep expertise in the technology sector. Prior to joining GIM, Kelvin was a portfolio manager and senior equity analyst for Monarch Partners Asset Management, where he focused on investments across small-cap, micro-cap, and SMID-cap strategies. At Monarch, Jiang covered the technology sector, including semiconductors, software, IT services, communication services, fintech, Internet, digital media, and e-commerce firms. Before Monarch, he worked for Calamos Investments as a sector head in global technology and earlier for JP Morgan as a special situations investing associate. Education: M.B.A. in Finance, Management, and Organization & Entrepreneurship, Northwestern University, and B.S., Columbia University. He holds the Chartered Financial Analyst designation and is a member of the CFA Institute.
The statement of additional information (“SAI”) provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund securities.
Change of Subadvisers
We have received an exemptive order from the SEC that permits us, subject to certain conditions, including prior approval of the Board, to appoint and replace subadvisers, enter into subadvisory agreements, and amend subadvisory agreements on behalf of the Fund without shareholder approval. As a result, we can change the fee rate payable to a subadviser or appoint a new subadviser at a fee rate different than that paid to the current subadviser, which in turn may result in a different fee retained by Victory Capital. We will notify shareholders within 90 days after hiring any new subadviser for the Fund.
18

Investing with the Victory Funds

If you are looking for a convenient way to open an account or to add money to an existing account, we can help. The sections that follow will serve as a guide to your investment with the Victory Funds. These sections describe many of the share classes currently offered by the Victory Funds. Choosing a Share Class will help you decide which share class may be to your advantage to buy.
Keep in mind that Institutional Shares and Class R6 shares are available for purchase only by eligible shareholders. In addition, not all Victory Funds offer each class of shares described below; and therefore, certain classes may be discussed that are not necessarily offered by a Fund. The classes of shares that are offered by a Fund are those listed on the cover page designated with a ticker symbol. A Fund also may offer other share classes in different prospectuses.
This section of the prospectus also describes how to open an account, how to access information about your account, and how to buy, exchange, and sell shares of a Fund. Note, this information may vary if you invest through a third party such as a brokerage firm and will be dependent on that firm’s policies and practices. Consult your Investment Professional for specific details.
We want to make it simple for you to do business with us. If you have questions about any of this information, please call your investment professional or one of our customer service representatives at (800) 235-8396. They will be happy to assist you.
An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information.
Your Investment Professional also can help you decide which share class is best for you.
Investment Professionals and other financial intermediaries may charge fees for their services.

Choosing a Share Class
Fund Shares
◼
No front-end sales charge or contingent deferred sales charge (“CDSC”). All your money goes to work for you right away.
◼
Fund Shares do not pay any ongoing distribution and/or service (12b-1) fees.
◼
Typically, lower annual expenses than all classes except Institutional and Class R6 shares.
Institutional Shares
◼
No front-end sales charge or CDSC. All your money goes to work for you right away.
◼
Institutional Shares do not pay any ongoing distribution and/or service (12b-1) fees.
◼
Institutional Shares are only available to certain investors.
◼
Typically, lower annual expenses than all classes except Class R6 shares.
Class A
◼
Front-end sales charge, as described in this section. There are several ways to reduce or eliminate this charge as discussed under Sales Charge Reductions and Waivers for Class A Shares.
◼
A CDSC may be imposed if you sell your shares within 18 months of their purchase. The CDSC may be waived or reduced in certain circumstances as discussed under CDSC Reductions for Class A and Class C Shares.
◼
Class A shares also pay ongoing distribution and/or service (12b-1) fees.
◼
Lower annual expenses than Class C shares.
Class C
◼
No front-end sales charge. All your money goes to work for you right away.
19

Investing with the Victory Funds

◼
A CDSC may be imposed if you sell your shares within 12 months of purchase. The CDSC may be waived or reduced in certain circumstances as discussed under CDSC Reductions for Class A and Class C Shares.
◼
Class C shares also pay ongoing distribution and/or service (12b-1) fees.
◼
Higher annual expenses than all other classes of shares.
Class R6
◼
No front-end sales charge or CDSC. All your money goes to work for you right away.
◼
Class R6 shares do not pay any ongoing distribution and/or service (12b-1) fees.
◼
Class R6 shares are only available to certain investors.
◼
Typically, lower annual expenses than all other classes of shares.
Share Classes
When you purchase shares of the Fund, you must choose a share class. The Fund offers the share classes listed on the prospectus cover designated with their ticker symbol. Each share class represents an interest in the same portfolio of securities and is not a separate mutual fund. The classes differ in the sales charges, if any, and expenses that apply to your investment, allowing you and your Investment Professional to choose the class that best suits your investment needs. The Fund may offer additional classes of shares in the future.
Deciding which share class best suits your investment needs depends on a number of factors that you should discuss with your Investment Professional, including: whether you are eligible to invest in a particular class, how long you expect to hold your investment, how much you intend to invest in the Fund, and the total expenses associated with each share class.
The Fund reserves the right, without notice, to change the eligibility criteria for purchasing a particular share class. For example, a class of shares may be available to purchase only by retirement plans or by institutional investors. The Fund also may waive any applicable eligibility criteria or investment minimums at its discretion.
The Fund or any class may be closed at any time for failure to achieve an economical level of assets or for other reasons. Certain financial intermediaries who hold shares on behalf of their customers impose fees when the amount of shares of a particular class falls below a minimum threshold. To the extent that the amount of shares falls below that threshold, the Fund reserves the right to liquidate the shares held in accounts maintained by the financial intermediary.
Shares of the Fund are only available for sale in the United States and certain other areas subject to U.S. jurisdiction and may not be offered for sale in non-U.S. jurisdictions, except as approved by the Adviser. Investors residing outside of the United States (except those with Air/Army Post Office (“APO”), Fleet Post Office (“FPO”), or Diplomatic Post Office (“DPO”) addresses) generally may not purchase shares of the Fund, even if they are U.S. citizens or lawful permanent residents.
Eligibility Requirements to Purchase Fund Shares
You may open an account directly with the Fund and purchase Fund Shares on the Internet, by telephone, or by mail. Fund Shares also are available through certain financial intermediaries.
If Fund Shares are purchased through a retirement account or an Investment Professional (i.e., financial intermediary), the policies and procedures relating to these purchases may differ from those discussed in this prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other Investment Professional. For more information on these fees, check with your Investment Professional.
20

Investing with the Victory Funds

Eligibility Requirements to Purchase Institutional Shares
The Institutional Shares may be purchased by or through:
◼
Institutional and individual investors with a minimum investment in Institutional Shares of $1,000,000 who purchase through certain broker-dealers or directly from the transfer agent;
◼
Investors who purchase through advisory programs with an approved financial intermediary in which the financial intermediary typically charges the investor a fee based upon the value of the account (“Advisory Programs”). Such transactions may be subject to additional rules or requirements of the applicable Advisory Program;
◼
Brokerage platforms of firms that have agreements with the Distributor to offer such shares solely when acting as an agent for the investor and the investor may be required to pay a commission and/or other forms of compensation to the broker; or
◼
Institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as Affiliated Funds, and other persons or legal entities that the Fund may approve from time to time.
A Fund may allow a lower initial investment if, in the opinion of the Distributor, the investor has the adequate intent and availability of assets to reach a future level of investment of $1,000,000.
Eligibility Requirements to Purchase Class A and Class C Shares
Class A and Class C shares generally are made available through broker-dealers and other financial intermediaries and are subject to certain sales charges.
Eligibility Requirements to Purchase Class R6 Shares
Class R6 shares may only be purchased by or through:
◼
Endowments and foundations;
◼
Retirement plans, including Section 401 and Section 457 plans, Section 403 plans sponsored by a Section 501(c)(3) organization, employer-sponsored benefit plans (including health savings accounts) and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans;
◼
Advisory Programs with an approved financial intermediary in which the financial intermediary typically charges the investor a fee based upon the value of the account; or
◼
Registered investment companies.
Such investments may be subject to additional rules or requirements of the applicable Advisory Program.
The Class R6 shares are not available to retail accounts, traditional or Roth IRAs, SEPs, SARSEPs, SIMPLE IRAs, or 529 Education Savings Plans.
Eligibility of Individuals Associated with the Victory Funds and Fund Service Providers
Current and retired trustees of Victory-advised funds and the officers, directors, trustees, employees, and family members of employees of the Adviser or Affiliated Providers are eligible to purchase the lowest expense share class offered by the Fund. In the case of Class A shares, such purchases are not subject to a front-end sales charge. “Affiliated Providers” are affiliates of the Adviser and organizations that provide services to Victory Portfolios III (the “Trust”).
The Fund reserves the right to change the criteria for eligible investors and the investment minimums.
21

Investing with the Victory Funds

Additional Information Regarding Financial Intermediaries
Your ability to purchase, exchange, redeem, and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include: minimum investment requirements, exchange policies, fund choices, cutoff time for investments, and trading restrictions.
In addition, your financial intermediary may charge a transaction or other fee for the purchase or sale of shares of the Fund. Those charges are retained by the financial intermediary and are not shared with us. Please contact your financial intermediary or plan sponsor for a complete description of its policies.
Copies of the Fund's annual report, semi-annual report, and SAI are available from your financial intermediary or plan sponsor.
22

How to Buy Shares

Opening an Account With the Fund
You may purchase shares directly from the Fund or through certain investment professionals (e.g., financial intermediaries) as described below. If you already have an account with us, you will not need to fill out another application to invest in another fund, including other funds managed by the Adviser (together with the Fund, we refer to these as the “Affiliated Funds” or so simply as the “Funds”), unless the registration is different or we need further information to verify your identity.
As required by federal law, we must obtain certain information from you prior to opening an account with us. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. You may be asked for a copy of your driver’s license, passport, or other identifying documents as part of this process which may be cross-referenced against a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. If we subsequently are unable to verify your identity within a reasonable time, we may close your account or take other appropriate action. If your account is closed for this reason, your shares will be redeemed at the next calculated NAV. We prohibit opening accounts for certain investors, including but not limited to, foreign financial institutions, shell banks, correspondent accounts for foreign shell banks, and correspondent accounts for foreign financial institutions. A “foreign shell bank” is a foreign bank without a physical presence in any country. A “correspondent account” is an account established for a foreign bank to receive deposits from, or to make payments or other disbursements on behalf of, the foreign bank, or to handle other financial transactions related to such foreign bank.
Each shareholder named on an account with us must provide a Social Security number or other taxpayer identification number to avoid “backup” tax withholding required by the Internal Revenue Code of 1986, as amended (the “Code”).
Effective Date of Purchase
Purchase, exchange, and redemption requests are not processed until received in proper form. “Proper form” means actual receipt of the order along with all information and supporting documentation necessary to effect the transaction. Complete information may include any verification or confirmation of identity that the Fund's transfer agent or other authorized Fund agent may request. For purchase requests, “proper form” also generally includes receipt of sufficient funds to effect the purchase. The Fund, its transfer agent, or any authorized Fund agent may, in its sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time. Financial intermediaries may have their own requirements for recognizing a transaction in proper form or good order. If you hold your shares through a financial intermediary, please contact them for specific proper form or good order requirements.
When you make a purchase, your purchase price will be the NAV per share next calculated after we or the financial intermediary receive your request in “proper form.” The Fund’s NAV per share is calculated as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (“NYSE”) each day it is open for trading. If we or the financial intermediary receive your purchase request in proper form prior to that time, your purchase price will be the NAV per share calculated for that day. If we or the financial intermediary receive your purchase request in proper form after that time, the purchase price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.
The Fund or the Fund's Distributor or transfer agent may enter into agreements with Servicing Agents (such as financial intermediaries or plan sponsors), which hold shares of the Fund in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for
23

How to Buy Shares

shares of the Fund on the Fund’s behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund’s NAV per share next calculated after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.
Paying for Your Purchase
If you hold an account directly with the Fund and you plan to purchase shares from us with a check, the instrument must be written in U.S. dollars and drawn on a U.S. bank. If unclear or no instructions are provided with your check as to which fund the purchase was intended, we will make every effort to contact you to receive proper instructions. However, if we are unable to reach you within three business days of receipt of your check, we will deposit the funds in an existing or new Victory Treasury Money Market Trust account matching your existing registration. If we cannot locate an existing account matching your registration, the check will be returned within three business days. Initial purchases into an account by electronic funds transfer or check may be held for up to 30 days before any redemptions may be processed. We do not accept the following foreign instruments: checks, money orders, traveler’s checks, or other similar instruments. In addition, we do not accept cash or coins. If you plan to purchase shares through a financial intermediary, please check with that financial intermediary regarding acceptable forms of payment.
Minimum Investments
Fund Shares:
$3,000. However, financial intermediaries may set different investment minimums, and the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Institutional Shares:
$1 million. However, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Class A and Class C Shares:
$2,500 minimum ($1,000 for IRA accounts, gift/transfer to minor accounts, and purchases through automatic investment plans). However, financial intermediaries may set different investment minimums, and the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
If your account falls below the minimum investment amount, we may ask you to reestablish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.
The minimum investment required to open an account may be waived or lowered for employees and immediate family members of the employee of the Adviser, the Administrator, and their affiliates. In addition, the minimum investment required may be waived when the Fund is purchased through an Advisory Program or within qualified retirement plans or in other similar circumstances.
Class R6 Shares:
There is no minimum initial investment amount for Class R6 shares. However, financial intermediaries or plan recordkeepers may require plans to meet different investment minimums. Please contact your financial intermediary for additional information.
24

How to Buy Shares

Purchasing Additional Shares
Fund Shares:
$50 minimum per transaction, per account. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Institutional Shares:
There is no subsequent purchase minimum for investments in Institutional Shares.
Class A and Class C Shares:
$50 minimum per transaction, per account.
Class R6 Shares:
There is no subsequent purchase minimum for investments in Class R6 shares. However, financial intermediaries or plan recordkeepers may require participants to meet different subsequent purchase requirements.
Contacting the Victory Funds
The following features may be available to you to purchase, exchange, and redeem shares of the Fund you hold in an account opened directly with the Fund. Once you have an existing account, you can make additional investments at any time in any amount (subject to any minimums) in the following ways. All website transactions should be placed online at vcm.com.
◼
Internet Access
Review account information and make most account transactions. This includes making purchases, exchanges, and redemptions; reviewing account activity; checking balances; and more.
◼
Mobile Access
Review account information and make most account transactions.
◼
Telephone Access
To access account information and make account transactions, call toll free (800) 235-8396 during normal business hours to speak with a member service representative.
◼
Mail
If you would like to make a purchase or request a redemption by mail, send your written instructions to:
Regular Mail:
Victory Funds
P.O. Box 182903
Columbus, OH 43218-2903
Overnight Mail:
Use the following address ONLY for overnight packages:
Victory Funds
c/o FIS TA Operations
4249 Easton Way, Suite 400
Columbus, OH 43219
PHONE: (800) 235-8396
25

How to Buy Shares

◼
Bank Wire
To add to your account or request a redemption by bank wire, visit the vcm.com website or call (800) 235-8396 for instructions. This helps to ensure that your account will be credited or debited promptly and correctly. Any commercial bank can transfer same-day funds by wire.
Although the transfer agent currently does not charge you for receiving same-day funds, it reserves the right to charge for this service in the future. Your bank may charge you for wiring same-day funds.
◼
Electronic Funds Transfer
Additional purchases on a regular basis may be deducted electronically from a bank account. To sign up for these services when opening an account, visit the vcm.com website or call (800) 235-8396 for assistance. Currently, the Fund does not charge a fee for electronic transfers, but it reserves the right to charge for this service in the future. Your originating bank may charge a fee for electronic transfers.
26

How to Exchange Shares and Class Conversions

There may be limits on the ability to exchange between certain Victory Funds. You can obtain a list of Victory Funds available for exchange by calling (800) 235-8396 or by visiting VictoryFunds.com
The shares of any class of a Fund may be exchanged for the shares of any other class offered by the Fund or the same class, or any other class, of any other Victory Funds, either through your investment professional or directly through the Fund, subject to the conditions described below:
◼
Exchanges are subject to any CDSC, minimum investment limitation, or eligibility requirements described in the applicable prospectus and SAI. You may be required to provide sufficient information to establish eligibility to exchange into a new share class.
◼
To exchange between Victory Funds, the other Victory Fund you wish to exchange into must be eligible for exchange with your Fund.
◼
Shares of the Victory Fund selected for exchange must be available for sale in your state of residence.
If you have questions about these, or any of the Fund’s other exchange policies, please consult your customer service representative or your Investment Professional before requesting an exchange.
Before exchanging, you should read the prospectus of the Fund you wish to exchange into, which may be subject to different risks, fees, and expenses.
Other Exchange Rules You Should Know
If you have opened an account directly with the Fund, you may make exchanges on vcm.com. After we receive the exchange orders, the Fund’s transfer agent will simultaneously process exchange redemptions and purchases at the share prices next calculated pursuant to the procedures set forth herein. See Effective Date of Purchase for additional information. The investment minimums applicable to share purchases also apply to exchanges.
If you hold shares of the Fund in an account with a financial intermediary or plan sponsor, the policies and procedures on an exchange may differ from those discussed in this Prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy, sell, or exchange shares of the Fund through a broker or other Investment Professional. For more information on these fees, check with your Investment Professional.
An exchange of Fund shares for shares of another Victory Fund constitutes a sale for tax purposes unless the exchange is made within an IRA or other tax-deferred account.
The Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. The Fund may terminate or modify the exchange privilege at any time upon 60 days’ notice to shareholders.
For information on how to exchange shares of a Fund that were purchased through your employer’s retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.
Other Conversions
Under certain circumstances, we may convert your Institutional Shares to Fund Shares, as applicable. The Fund will notify you before any such conversion occurs.
The Fund also may provide for other conversion privileges from time to time under which a shareholder of the Fund may convert shares into another class of shares of the same Fund under certain circumstances, subject to approval by the Fund’s officers. For example, subject to approval by
27

How to Exchange Shares and Class Conversions

the Fund’s officers, a shareholder may convert shares of one class of the Fund held through an eligible advisory program into shares of another class of the Fund (if available) with a lower expense ratio, provided that following the conversion the shareholder meets applicable eligibility requirements for the class into which the shareholder seeks to convert (as described in this prospectus).
Pricing
When a conversion occurs, you receive shares of one class of a fund for shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs per share of the two share classes. A conversion between share classes of the same fund is a non-taxable event.
Conversions are not subject to the Fund's restrictions on short-term trading activity discussed under Excessive Short-Term Trading.
28

How to Sell Shares

Shareholders will receive a redemption price of the NAV per share next calculated after we receive the redemption request in “proper form” as provided under Effective Date of Purchase. If we receive the redemption request in proper form prior to the close of the NYSE’s regular trading session (generally 4 p.m. Eastern time), the redemption price will be the NAV per share calculated for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.
Under certain circumstances and when deemed to be in the Fund’s best interests, proceeds may not be sent to intermediaries for up to seven days after receipt of the redemption order.
There are a number of convenient ways to sell your shares.
If you have a direct account with the Fund, you may redeem Fund Shares on the Internet, by telephone, or by mail on any day the NAV per share is calculated. You can use the same mailing addresses listed under the section titled How to Buy Shares.
◼
By Internet
Log on to your account using vcm.com and place your redemption request.
◼
By Telephone
Call toll free (800) 235-8396 during normal business hours. You have the following options for receiving your redemption proceeds:
◼
Mail a check to the address of record;
◼
Wire funds to a previously designated domestic financial institution;
◼
Mail a check to a previously designated alternate address; or
◼
Electronically transfer your redemption via EFT to a previously designated domestic financial institution.
The Fund has undertaken certain authentication procedures regarding telephone transactions and will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.
◼
By Mail
Use the regular U.S. mail or overnight mail address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds.
◼
By Wire
If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call before the close of trading on the NYSE, your funds will be wired on the next business day.
◼
By Electronic Funds Transfer (“EFT”)
Normally, your redemptions will be processed on the same day, but will be processed on the next day if received after close of trading on the NYSE. It will be transferred by EFT as long as the transfer is to a domestic bank.
29

How to Sell Shares

Additional Information About Redemptions
The Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).
Under normal market conditions, the Fund typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. Under deteriorating market conditions or market stress, the Fund also may borrow to meet redemption requests. The Fund and the other Affiliated Funds are limited as to the amount that each may individually and collectively borrow in these circumstances. As a result, borrowings available to the Fund may be insufficient to satisfy Fund redemption requests. In addition, the Fund reserves the right to honor redemption orders wholly or partly with in-kind distributions of Fund portfolio securities instead of cash.
Fund Shares:
If you hold Fund Shares through an account directly with the Fund, the Fund typically expects to pay out redemption proceeds on the next business day after your order is received in proper form; however, it may take up to seven days to send your proceeds.
Payment for redemption of shares purchased by electronic funds transfer (“EFT”) or check will be sent after the EFT or check has cleared, which could take up to 30 days from the initial purchase date into the Fund and, for subsequent purchases into the Fund, seven business days from the purchase date.
If you choose to have your redemption proceeds mailed to you and either the U.S. Postal Service is unable to deliver the distribution check to you or the check remains outstanding for more than six months, the Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed redemption checks.
If you hold Fund Shares with a financial intermediary, please contact your financial intermediary regarding redemption policies. Normally, the Fund transmits proceeds to intermediaries for redemption orders that are received in proper form on the next business day after receipt.
Institutional Shares:
Institutional Shares typically expect to pay out redemption proceeds on the next business day after your order is received in proper form; however, it may take up to seven days to send your proceeds.
Class A and Class C Shares:
Check with your financial intermediary for its policies on redemptions. Class A and Class C shares purchased through a financial intermediary should be redeemed through the financial intermediary. The Fund typically expects to transmit proceeds to intermediaries for redemption orders received in proper form on the next business day after receipt.
Class R6 Shares:
Class R6 shares may be purchased or redeemed through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. Check with your financial intermediary or plan sponsor for its policies on redemptions. Normally, the Fund transmits proceeds to intermediaries and eligible institutional investors (foundations and endowments) for redemption orders received in proper form on the next business day after receipt.
For federal income tax purposes, a redemption of shares of the Fund is a taxable event, upon which you may recognize a capital gain or loss (unless you hold the shares of the Fund in a tax-deferred account or are a tax-exempt investor). A capital gain or loss is based on the difference between your basis in the redeemed shares and the proceeds you receive upon their redemption. See Important Information About Taxes for information regarding basis election and reporting.
30

Information About Fees

The Fund is comprised of multiple classes of shares. Each class shares the Fund's investment objective and investment portfolio. The classes have different fees, expenses, and/or minimum investment requirements. The difference in the fee structures between the classes is primarily the result of their separate arrangements for shareholder and distribution services and performance fee arrangements. It is not the result of any difference in the base investment management, custodial fee rate schedules, or other expenses related to the management of the Fund's assets, which do not vary by class. Different fees and expenses will affect performance.
Except as described below, the share classes have identical voting, dividend, liquidation, and other rights, preferences, terms, and conditions. The primary differences between the classes are: (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting that class; and (d) each class may have different purchase, exchange, and redemption privileges.
Distribution and Service Plans
In accordance with Rule 12b-1 under the Investment Company Act of 1940, the Trust has adopted a Distribution and Service Plan for Class A and Class C shares.
Under the Class A Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.25% of its average daily net assets of its Class A shares. The fee is paid for general distribution services and for providing personal services to shareholders. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund’s shares.
Personal services to shareholders generally are provided by broker-dealers or other financial intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions, and changing account information.
Under the Class C Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of 1.00% of the average daily net assets of its Class C shares. Of this amount, 0.75% of the Fund’s Class C shares average daily net assets will be paid for general distribution services and for selling Class C shares. The Fund will pay 0.25% of its Class C shares average daily net assets to compensate financial institutions that provide personal services to Class C shareholders of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund's Class C shares. Personal services to shareholders generally are provided by broker-dealers or other financial intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.
Because Rule 12b-1 fees are paid out of the Fund’s assets and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For additional information about the Rule 12b-1 Plan and its terms, see Distribution and Service Plans in the SAI.
31

Information About Fees

Payments to Financial Intermediaries
Certain financial intermediaries perform recordkeeping, networking, administrative, sub-transfer agency, and shareholder services for their clients with respect to their investments in the Fund that otherwise would be performed by the Fund’s transfer agent or administrator and shareholder servicing agent.
In some circumstances, we, or one of our affiliates, will pay a financial intermediary for these services out of our own resources, including any profits from the advisory fees the Adviser receives from the Funds. In other circumstances, the Fund will pay a fee to the financial intermediary for performing those services. The Fund will not pay financial intermediaries more than it would pay its direct service providers for transfer agency, administration, and/or shareholder services. In cases where intermediary fees are higher due to differences in the services being provided or other factors, the additional amounts will be paid by us and/or the Distributor. In addition, these payments generally are based on either (1) a percentage of the average daily net assets of Fund shareholders’ accounts serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. The aggregate amount of these payments may be substantial.
In addition, we and the Fund's Distributor may make payments to intermediaries for various additional services, other expenses, and/or the financial intermediaries’ distribution of shares of the Fund. Such payments are sometimes referred to as “revenue sharing” and generally are negotiated with a financial intermediary on the basis of such factors as the number or value of shares of the Fund that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary.
We (and our affiliates) also may pay fixed fees for the listing of a Fund on a broker-dealer’s or financial intermediary’s system. Such payments are not considered to be revenue sharing payments.
32

Distributions and Taxes

Dividends and Other Distributions
As a shareholder, you are entitled to your share of net income and capital gains on the Fund’s investments. The Fund passes its earnings along to investors in the form of dividends. Dividends paid by the Fund represent the net income from dividends and interest earned on investments after expenses. The Fund will distribute short-term gains, as necessary; and if the Fund makes a long-term capital gain distribution, it normally is paid once a year in December.
Buying a dividend. You should check the Fund's distribution schedule before you invest. If you buy shares of the Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

The Fund pays distributions of net investment income (“dividends”) annually. The Fund may make additional distributions to shareholders, or may not make a distribution, when considered appropriate or necessary. For example, the Fund could make one or more additional distributions to avoid the imposition of any federal income or excise taxes, or it may not make a distribution to limit returns of capital.
Any distribution made by the Fund will reduce the NAV per share of the class by the amount of the distribution on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any distribution. Some or all distributions may be subject to taxes.
Distributions can be received in one of the following ways. Please check with your Investment Professional if you are unsure of which option is right for you.
Reinvestment Option
The Fund automatically reinvests all income dividends and capital gain distributions, if any, on a share class in additional shares of that class unless you request to receive those distributions in cash by way of check or by way of electronic funds transfer.
Directed Bank Account Option
When you choose to receive cash dividends by way of electronic funds transfer to your bank checking or savings account, we will send them to you after the distribution date each month. The share price will be the NAV per share of the class computed on the ex-distribution date.
Cash Option
If you elect to receive your distributions by check, and the distribution amount is $25 or less, the amount will automatically be reinvested in the Fund. Otherwise, a check will be mailed to you no later than seven days after the dividend payment date. If you choose to have your distribution proceeds mailed to you and either the U.S. Postal Service is unable to deliver the distribution check to you or the check remains outstanding for at least six months, the distribution option on your account will default to the reinvestment option as described above. The Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed distribution checks. The Fund will invest in your account any dividend or other distribution payment returned to the Fund by your financial institution at the current NAV per share.
Income Earned Option
You can automatically reinvest your dividends in additional Fund shares and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.
33

Distributions and Taxes

Directed Distributions Option
If you own shares in more than one Victory Mutual Fund, you may direct that dividends and/or capital gain distributions received from one Victory Mutual Fund be used to purchase shares automatically in the same class of another Victory Mutual Fund.
Important Information About Taxes
The tax information in this Prospectus is provided as general information. You should review the more detailed discussion of federal income tax considerations in the SAI and consult your tax adviser regarding the federal, state, local, or foreign tax consequences resulting from your investment in the Fund.

Treatment of the Fund
The Fund, which is treated as a separate corporation for federal tax purposes, has qualified for each past taxable year, and intends to continue to qualify, for treatment as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). By doing so, the Fund (but not its shareholders) is relieved of federal income tax on the part of its investment company taxable income and net capital gain, if any, that it distributes to its shareholders.
Shareholder Taxation
◼
Distributions that shareholders receive from the Fund generally are subject to federal income tax and may be subject to state and/or local taxes.
◼
Dividends and distributions of net short-term gains are taxable to you as ordinary income, whether received in cash or reinvested in additional shares of the Fund or another Victory Mutual Fund.
◼
A portion of the Fund’s dividends (which is not expected to be substantial) may qualify for (1) the 50% dividends-received deduction available to corporations, and (2) the lower maximum federal income tax rates applicable to “qualified dividend income” of individuals and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy certain holding period and other restrictions with respect to their shares of the Fund—a maximum of 15% for a single shareholder with taxable income not exceeding $545,500 ($613,700 for married shareholders filing jointly) and 20% for those individual shareholders with taxable income exceeding those respective amounts (which are effective for 2026 and will be adjusted for inflation annually thereafter).
◼
Regardless of the length of time you have held shares of the Fund, distributions of net capital gains that the Fund realizes are taxable to you as long-term capital gains, whether received in cash or reinvested in additional shares of the Fund, and are taxed to individual shareholders at the 15% and 20% tax rates described above.
◼
You may realize a capital gain or loss for federal income tax purposes on a redemption or an exchange (which is treated like a redemption for those purposes) of shares of the Fund. Your gain or loss is based on the difference, if any, between your basis in the redeemed (or exchanged) shares and the redemption proceeds (or the aggregate NAV of the shares of the fund into which you exchange) you receive. Any capital gain an individual shareholder recognizes on a redemption or exchange of his or her shares of the Fund that have been held for more than one year will qualify for the 15% and 20% tax rates.
◼
An individual shareholder is subject to a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally includes taxable distributions the Fund pays and net gains realized on the redemption or exchange of shares of the Fund, or (2) the excess of his or her “modified adjusted gross income” over $200,000 (or $250,000 if married and filing jointly). This tax is in addition to any other taxes due on that income.
34

Distributions and Taxes

◼
Your basis in shares of the Fund that you acquired after December 31, 2011 (“Covered Shares”) will be determined in accordance with the Fund’s default method, which is average basis, unless you affirmatively elect in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method you elect (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.
◼
You should consult with your tax adviser to determine the best IRS-accepted basis determination method.
◼
The Fund may provide estimated capital gain distribution information through the website at vcm.com.
◼
Tax statements will be mailed from the Fund by mid-February showing the amounts and tax status of distributions made to you in the prior calendar year.
◼
Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.
◼
You should review the more detailed discussion of federal income tax considerations in the SAI and consult your tax adviser regarding the federal, state, local, or foreign tax consequences resulting from your investment in the Fund.
Taxpayer Identification and Backup Withholding
◼
Each shareholder named on an account with us must provide a Social Security number or other taxpayer identification number to avoid “backup” tax withholding required by the Code.
◼
Federal law requires the Fund to withhold and remit to the U.S. Treasury 24% of (1) dividends, capital gain distributions, and proceeds of redemptions, regardless of the extent to which gain or loss may be realized, otherwise payable to any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any individual shareholder who underreports dividend or interest income or fails to certify that he or she is not subject to backup withholding.
◼
Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded. To avoid this withholding, you must certify on your application, or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you currently are not subject to backup withholding.
35

Important Fund Policies and Other Information

Share Price Calculation
The price at which you purchase and redeem shares of the Fund is equal to the NAV per share calculated on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of the Fund’s assets (i.e., the value of its investments and other assets), deducting liabilities, and dividing by the number of shares outstanding. Shares of the Fund may be purchased and sold at the NAV per share without a sales charge. The Fund’s NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.
NAV=	Total Assets - Liabilities
Number of Shares Outstanding
Valuation of Securities
The Adviser, acting as the Valuation Designee, has established a Pricing and Liquidity Committee (the “Committee”); and subject to the Board’s oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.
Equity securities, including exchange-traded funds (“ETFs”), except as otherwise noted, traded primarily on domestic securities exchanges or the over-the-counter markets, are valued at the last sale price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the closing bid price generally is used for U.S.-listed equities and the average of the bid and ask prices is used for foreign listed equities.
Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund’s NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund’s NAV is calculated will not need to be reflected in the value of the Fund’s foreign securities. However, we and the subadviser(s) will monitor for events that would materially affect the value of the Fund’s foreign securities. The subadviser(s) have agreed to notify us of significant events they identify that may materially affect the value of the Fund’s foreign securities. If we determine that a particular event would materially affect the value of the Fund’s foreign securities, then the Committee will consider such available information that we deem relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.
36

Important Fund Policies and Other Information

Debt securities are valued each business day by a pricing service (the “Service”) approved by the Adviser as Valuation Designee. The Service uses an evaluated bid or the last sales price to price securities when, in the Service’s judgment, these prices are readily available and are representative of the securities’ market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.
Short-term debt securities with original or remaining maturities of 60 days or less generally may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.
Repurchase agreements are valued at cost.
Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day.
Futures contracts are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the values are based upon the settlement price on the prior trading date.
Options contracts are valued at the mean of the last bid and ask prices. Options on futures are valued at the settlement price determined by the applicable exchange.
Forward foreign currency contracts are valued on a daily basis using forward foreign currency exchange rates obtained from an independent pricing service.
In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith, at fair value, by the Committee in accordance with valuation procedures approved by the Adviser as Valuation Designee. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund’s NAV to be more reliable than it otherwise would be.
Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.
For additional information on how securities are valued, see Valuation of Securities in the Fund's SAI.
Customer Identification Program
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.
As a result, the Fund must obtain the following information for each person who opens a new account:
◼
Name;
◼
Date of birth (for individuals);
◼
Residential or business street address (although post office boxes are still permitted for mailing); and
37

Important Fund Policies and Other Information

◼
Social security number, taxpayer identification number, or other identifying number.
You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.
Statements and Reports
You will receive a periodic statement reflecting any transactions that affect the balance or registration of Fund shares in your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account’s statements. Share certificates are not issued. Twice a year, you will receive a financial report of the Fund. By February 15th of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.
The Fund will report information to you annually concerning the tax status of your dividends and other distributions for federal income tax purposes. In addition, the Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. You should consult with your tax adviser to obtain more information about how the basis reporting law applies to you.
Shareholder Communications
In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, each household will receive a single copy of the Fund’s most recent shareholder reports, proxy statements, prospectuses, and their supplements, unless you have instructed us to the contrary. This eliminates duplicate copies and saves paper and postage costs for the Fund. However, if you would like to receive individual copies, please contact us; and they will be delivered promptly.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI, which is available upon request and on the Fund’s website at VictoryFunds.com.
IRA Distribution Fee
The Fund may apply a distribution fee to all full IRA distributions, except for those due to death, disability, or divorce. Partial IRA distributions are not charged a distribution fee.
Account Balance
Victory Capital Transfer Agency, Inc., the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/UTMA account; (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate
38

Important Fund Policies and Other Information

balance of $50,000 or more invested in Affiliated Funds; and (5) all IRAs (for the first year the account is open). The fee is not currently being assessed. The Fund will provide advance notice in the event it is assessed in the future.
Excessive Short-Term Trading
The Funds generally are not intended as short-term investment vehicles (except for the money market funds, Victory Short-Term Bond Fund, Victory Ultra Short-Term Bond Fund, and Victory Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as “market timing.”
Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the Funds can deter all excessive and short-term trading, the Board has adopted the following policies (except for the money market funds, Victory Short-Term Bond Fund, Victory Ultra Short-Term Bond Fund, and Victory Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing bona fide investors.
To deter such trading activities, the Funds’ policies and procedures state that:
◼
Each Fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.
◼
Each Fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by the Fund. Fair value pricing is used to adjust for “stale pricing” that may occur between the close of certain foreign exchanges or markets and the time when the Fund calculates its NAV per share. The use of fair value pricing is intended to deter investors who may be trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in a Fund using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a Fund’s NAV.
The Funds’ Right to Reject Purchase and Exchange Orders and Limit Trading in Accounts
The Funds’ main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons with a history of three short-term transactions within 90 days or less are suspected of market timing and the shareholder’s trading privileges (other than redemption of Fund shares) will be suspended. The Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, each Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund. For this purpose, a short-term transaction is a purchase or redemption of a Fund and, as applicable, a subsequent redemption or purchase of the same Fund, or an exchange of all or part of that same Fund.
The following transactions are exempt from the excessive short-term trading activity policies described above:
◼
Transactions in the money market funds, Victory Short-Term Bond Fund, Victory Ultra Short-Term Bond Fund, and Victory Tax Exempt Short-Term Fund;
◼
Purchases and sales pursuant to automatic investment or withdrawal plans;
39

Important Fund Policies and Other Information

◼
Purchases and sales made through Victory Capital 529 Education Savings Plan;
◼
Purchases and sales made in certain separately managed accounts in wrap fee programs;
◼
Purchases and sales by the Victory Target Retirement Funds, Victory Cornerstone Conservative Fund, and/or Victory Cornerstone Equity Fund; and
◼
Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.
If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular Fund or all of the Funds.
The Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading. The Funds or the transfer agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.
The Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase shares of a Fund through financial intermediaries that establish omnibus accounts to invest in the Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The Funds subject to the short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the Funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or Funds will review net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.
We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary’s policies are determined by us to be at least as stringent as the Funds’ policy. For shares purchased through financial intermediaries there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.
Because of the increased costs to review underlying trading information, the Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.
Other Fund Rights
The Fund reserves the right to:
◼
Reject or restrict purchase or exchange orders when in the best interest of the Fund;
◼
Limit or discontinue the offering of shares of the Fund without notice to the shareholders;
◼
Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;
40

Important Fund Policies and Other Information

◼
Redeem some or all of its shares in kind when in the best interest of the Fund;
◼
Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);
◼
Redeem an account with less than $500, with certain limitations;
◼
Restrict or liquidate an account when necessary or appropriate to comply with federal law; and
◼
Discontinue or otherwise limit the opening of accounts with us.
Additional Information
The Trust enters into contractual arrangements with various parties, including, among others, the Fund's adviser, transfer agent, and distributor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust or the Fund.
This Prospectus provides information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. Neither this Prospectus nor the related SAI is intended to be, or should be read to give rise to, an agreement or contract between the Trust or the Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.
41

Financial Highlights

The following financial highlights tables are intended to help you understand the Fund's and relevant share classes' financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund Shares and Institutional Shares (assuming reinvestment of all income dividends and capital gain distributions).
The information has been derived from financial statements audited by Cohen & Company, Ltd., an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund’s Form N-CSR, which is available upon request. Information for the fiscal periods ended prior to April 30, 2025, was audited by the Fund’s former independent registered public accounting firm.
42

Victory Small Cap Stock Fund
	Fund Shares
For a Share Outstanding Throughout Each Period	Year Ended 4/30/26	Year Ended 4/30/25	Year Ended 4/30/24	9 Months Ended 4/30/23(a)	Year Ended 7/31/22	Year Ended 7/31/21
Net Asset Value, Beginning of Period	$11.62	$12.94	$11.58	$12.63	$21.25	$14.88
Investment Activities:
Net investment income (loss)(b)	0.06	0.02	0.03	0.03	(0.01)	(0.01)
Net realized and unrealized gains (losses)	4.45	(0.55)	1.35	(0.38)	(2.14)	7.95
Total from Investment Activities	4.51	(0.53)	1.38	(0.35)	(2.15)	7.94
Distributions to Shareholders from:
Net investment income	(0.04)	(0.13)	(0.02)	—	—	(0.14)
Net realized gains	(0.97)	(0.66)	—	(0.70)	(6.47)	(1.43)
Total Distributions	(1.01)	(0.79)	(0.02)	(0.70)	(6.47)	(1.57)
Net Asset Value, End of Period	$15.12	$11.62	$12.94	$11.58	$12.63	$21.25
Total Return(c),(d)	39.71%	(5.05)%	11.95%	(2.83)%	(13.71)%	55.25%
Ratios to Average Net Assets:
Net Expenses(e),(f)	1.01%	1.01%	1.02%	1.06%	1.08%	1.10%
Net Investment Income (Loss)(e)	0.44%	0.22%	0.28%	0.28%	(0.09)%	(0.04)%
Gross Expenses(e),(f)	1.01%	1.01%	1.02%	1.06%	1.08%	1.10%
Supplemental Data:
Net Assets at end of period (000's)	$555,146	$463,935	$557,429	$561,071	$623,725	$818,576
Portfolio Turnover(c),(g)	86%	70%	62%	55%	77%	85%
(a)
Effective April 30, 2023, the Fund’s fiscal year-end changed from July 31 to April 30.
(b)
Per share net investment income (loss) has been calculated using the average daily shares method.
(c)
Not annualized for periods less than one year.
(d)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.
(e)
Annualized for periods less than one year.
(f)
Does not include acquired fund fees and expenses, if any.
(g)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
43

Victory Small Cap Stock Fund

	Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended 4/30/26	Year Ended 4/30/25	Year Ended 4/30/24	9 Months Ended 4/30/23(a)	Year Ended 7/31/22	Year Ended 7/31/21
Net Asset Value, Beginning of Period	$11.90	$13.22	$11.83	$12.88	$21.53	$15.06
Investment Activities:
Net investment income (loss)(b)	0.07	0.04	0.05	0.04	(0.01)	—(c)
Net realized and unrealized gains (losses)	4.55	(0.56)	1.38	(0.39)	(2.17)	8.04
Total from Investment Activities	4.62	(0.52)	1.43	(0.35)	(2.18)	8.04
Distributions to Shareholders from:
Net investment income	(0.05)	(0.14)	(0.04)	—	—	(0.14)
Net realized gains	(0.97)	(0.66)	—	(0.70)	(6.47)	(1.43)
Total Distributions	(1.02)	(0.80)	(0.04)	(0.70)	(6.47)	(1.57)
Net Asset Value, End of Period	$15.50	$11.90	$13.22	$11.83	$12.88	$21.53
Total Return(d),(e)	39.71%	(4.88)%	12.05%	(2.85)%	(13.60)%	55.30%
Ratios to Average Net Assets:
Net Expenses(f),(g)	0.94%	0.93%	0.93%	0.96%	1.03%	1.04%
Net Investment Income (Loss)(f)	0.51%	0.30%	0.38%	0.38%	(0.06)%	0.02%
Gross Expenses(f),(g)	0.96%	0.95%	0.95%	0.99%	1.04%	1.05%
Supplemental Data:
Net Assets at end of period (000's)	$347,576	$256,181	$296,943	$360,589	$351,835	$644,802
Portfolio Turnover(d),(h)	86%	70%	62%	55%	77%	85%
(a)
Effective April 30, 2023, the Fund’s fiscal year-end changed from July 31 to April 30.
(b)
Per share net investment income (loss) has been calculated using the average daily shares method.
(c)
Amount is less than $0.005 per share.
(d)
Not annualized for periods less than one year.
(e)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.
(f)
Annualized for periods less than one year.
(g)
Does not include acquired fund fees and expenses, if any.
(h)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
44

45

46

47

40047-0926
By mail:
Victory Funds
P.O. Box 182903
Columbus, OH 43218-2903

P.O. Box 182903
Columbus, OH 43218-2903
Statement of Additional Information (“SAI”): A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference into this Prospectus, which means it is legally part of the prospectus.
Annual/Semi-Annual Reports and Form N-CSR: The Fund's annual and semi-annual reports to shareholders and Form N-CSR contain more information about the Fund's investments. The annual shareholder report also includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal period. The Fund's Form N-CSR filings contain the Fund's annual and semi-annual financial statements.
How to Obtain Information: You may obtain a free copy of the SAI, annual and semi-annual reports and other information such as Fund financial statements and ask questions about the Fund or your accounts, online at VictoryFunds.com, by contacting the Fund at the following address or telephone number, or by contacting your financial intermediary.
By telephone:
Call Victory Funds at
(800) 235-8396
You also can obtain information about the Fund (including the SAI, other reports, and other information such as Fund financial statements) from the SEC on the SEC’s EDGAR database at sec.gov or, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov
Investment Company Act File No. 811-7852

September 1, 2026
Prospectus
Victory Target Retirement Funds
Victory Target Retirement Income Fund (URINX)
Victory Target Retirement 2030 Fund (URTRX)
Victory Target Retirement 2040 Fund (URFRX)
Victory Target Retirement 2050 Fund (URFFX)
Victory Target Retirement 2060 Fund (URSIX)
The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
vcm.com
(800) 235-8396

Victory Target Retirement Income Fund Summary
Investment Objective
The Victory Target Retirement Income Fund (the “Fund”) provides capital appreciation and current income consistent with its current investment allocation.
Fund Fees and Expenses
The tables below describe the fees and expenses that you may pay, if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Shareholder Fees
(paid directly from your investment)
Fund Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of purchase or sale price)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.00%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.04%
Acquired Fund Fees and Expenses[1]	0.50%
Total Annual Fund Operating Expenses[2]	0.54%
1
Acquired Fund Fees and Expenses are fees and expenses of investment companies in which the Fund invests that are indirectly incurred by the Fund. Total annual fund operating expenses may not correlate to the ratio of expenses to the average daily net assets shown in the financial highlights, which reflect the operating expenses and do not include Acquired Fund Fees and Expenses.
2
Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive fees and/or reimburse expenses so that the total annual fund operating expenses (excluding certain items such as acquired fund fees and expenses, if any, interest, taxes, brokerage commissions, capitalized expenses, and other extraordinary expenses) do not exceed an annual rate of 0.07% of the Fund through at least August 31, 2027. The Adviser is permitted to recoup management fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund’s Board of Trustees.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund’s operating expenses remain the same, and the expense limitation agreement for the Fund is not continued beyond its expiration date.
	1 Year	3 Years	5 Years	10 Years
Fund Shares	$55	$172	$300	$673
1

Victory Target Retirement Income Fund Summary
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the most recent fiscal year, the Fund's portfolio turnover rate was 10% of the average value of its portfolio.
Principal Investment Strategy
The Fund invests in a selection of affiliated mutual funds and exchange-traded funds (“ETFs”) (“underlying affiliated funds”) managed by the Adviser in a manner consistent with its current asset allocation as depicted in the “lifestyle transition path.”
The Fund’s asset allocation strategy is based on the allocation at zero years left until retirement on the lifestyle transition path and is designed for investors who are currently in, or very close to, retirement and who are planning to start withdrawing funds for retirement now or within the immediate future. In general, the Fund’s allocation strategy assumes funds will start being withdrawn for retirement purposes at age 65. However, the Fund should not be selected solely on the basis of an investor's age. Because the Fund is designed for investors who are in or close to retirement, it is not anticipated that the Fund’s current asset allocation will change based on the lifestyle transition path. The Fund does not provide guaranteed income for retirement.
The Fund’s current target asset allocation consists of: approximately 35% of the Fund’s net assets allocated to underlying affiliated funds that invest primarily in equity securities (“equity investments”); and approximately 65% of the Fund’s net assets allocated to underlying affiliated funds that invest primarily in fixed-income securities (“fixed-income investments”). In each case, the Fund may invest in underlying affiliated funds in alternative asset classes or with alternative strategies that the Adviser believes have similar risk/return profiles as these classes. The target asset allocation is expected to remain relatively constant (subject to periodic rebalancing) and will not change unless approved by the Fund’s Board of Trustees (the “Board”).
Although the underlying affiliated funds are categorized generally as equity investments or fixed-income investments, many of these underlying affiliated funds invest in a mix of securities of domestic and foreign issuers, investment-grade and high-yield bonds, and other securities. As a result, the target asset allocation of the Fund may differ from the actual securities held by the underlying affiliated funds. Actual asset allocation also may differ from the lifestyle transition path as a result of market movement. The Fund’s portfolio will be rebalanced on a regular basis, taking into account transaction costs. We may adjust the Fund’s actual asset allocation from the targets specified in the lifestyle transition path based on market view or other conditions as part of an active asset allocation strategy, or make changes to the lifestyle transition path.
2

Victory Target Retirement Income Fund Summary

Lifestyle Transition Path
Equity
Fixed Income
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Weight in Portfolio
50
45
40
35
30
25
20
15
10
5
0
Years To Retirement*

*Years to Retirement for the Fund is zero.

Principal Risks
The Fund’s investments are subject to the following principal risks:
Affiliated Funds Risk – The risks of the Fund directly correspond to the risks of the underlying affiliated funds in which the Fund invests. By investing in the underlying affiliated funds, the Fund has exposure to the risk of many different areas of the market. The degree to which the risks described below apply to the Fund varies according to the Fund’s asset allocation. For instance, the more the Fund is allocated to stock funds, the greater the risk associated with equity securities. The Fund also is subject to asset allocation risk (i.e., the risk that allocations will not produce the intended results) and to management risk (i.e., the risk that the selection of underlying affiliated funds will not produce the intended results).
Debt Securities Risk – The Fund may invest in underlying affiliated funds that invest in debt securities or other income-producing securities. The value of a debt security or other income-producing security changes in response to various factors, including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations.
High-Yield/Junk Bond Risk – Fixed-income securities rated below investment grade, also known as “junk” or high-yield bonds, generally entail greater economic, credit, and liquidity risk than investment-grade securities. Their prices may be more volatile, especially during economic downturns, financial setbacks, or liquidity events. High-yield securities also can involve a substantially greater risk of default than higher quality debt securities, and their values can decline significantly over short and longer periods of time.
Credit Risk – Credit risk is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor’s return. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk.
Interest Rate Risk – Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations.
3

Victory Target Retirement Income Fund Summary
General Market Risk – Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, imposition of tariffs, sanctions against a particular foreign country, its nationals, businesses or industries, and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes may add to instability in global economies and markets generally and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.
Equity Securities Risk – The Fund may invest in underlying affiliated funds that invest in equity securities. The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. A company’s earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, tariffs, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or last for extended periods. Equity securities have the lowest priority, and the greatest risk, with respect to dividends and any liquidation payments in the event of an issuer’s bankruptcy.
Foreign Securities Risk – Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Global markets, or those in a particular region, may all react in similar fashion to important political, economic, or other developments. Events and evolving conditions in certain economies or markets, including with respect to tariffs or sanctions, may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile.
Emerging Markets Risk – Foreign securities risk can be particularly heightened because investments in emerging market countries generally are more volatile than investments in developed markets. Emerging market countries are less economically diverse and mature than more developed countries and tend to be politically less stable. The governments of emerging market countries may be more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. In addition, the economies of emerging market countries may be dependent on relatively few industries that are more susceptible to local and global changes. Emerging market countries may also have less developed legal and accounting systems, and their legal systems may deal with issuer bankruptcies and defaults differently than U.S. law would.
Exchange-Traded Funds Risk – The Fund may invest in shares of ETFs, which generally are investment companies that hold a portfolio of common stocks or debt securities the shares of which are traded on an exchange. ETFs incur their own management and other fees and expenses, such as trustees’ fees, operating expenses, registration fees, and marketing expenses, a proportionate share of which will be borne indirectly by the Fund. As a result, the Fund’s investment in an ETF will cause the Fund to indirectly bear the fees and expenses of the ETF and, in turn, the Fund’s performance may be lower than if the Fund were to invest directly in the securities held by the underlying ETFs. In addition, the Fund will be exposed indirectly to all of the risks associated with securities held by the ETFs.
Conflict of Interest Risk – In managing a Fund that invests in underlying affiliated funds, the Adviser may have conflicts of interest in allocating the Fund’s assets among the various underlying affiliated funds. This is because the fees payable by some of the underlying affiliated funds to the Adviser and/or
4

Victory Target Retirement Income Fund Summary
its affiliates are higher than the fees payable by other underlying affiliated funds, and because the Adviser also manages and administers the underlying affiliated funds.
Management Risk – The Fund is actively managed, and the investment techniques and risk analyses used by the Fund’s portfolio managers may not produce the desired results.
Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. By itself, the Fund does not constitute a complete investment plan. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.
An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Investment Performance
The following bar chart and table are intended to help you understand some indication of the risks of investing in the Fund. The bar chart illustrates the Fund's volatility by showing how performance has varied from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the Fund for the periods indicated compared to those of the Fund's regulatory broad-based securities market index and the Fund's benchmark index. The Bloomberg U.S. Aggregate Bond Index serves as the Fund's regulatory broad-based securities market index. We assume reinvestment of dividends and distributions. Performance reflects any expense limitations in effect during the periods shown.
Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. The Fund’s most current performance information is available on the Fund’s website at vcm.com or by calling (800) 235-8396.
Calendar Year Returns for Fund Shares

15%
10%
5%
0%
-5%
-10%
-15%
6.36%
8.66%
-3.01%
11.72%
8.73%
6.48%
-10.64%
11.13%
7.11%
12.36%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter	8.34%	June 30, 2020
Lowest Quarter	-7.60%	March 31, 2020

Year-to-date return	6.06%	June 30, 2026
5

Victory Target Retirement Income Fund Summary

Average Annual Total Returns (For the Periods Ended December 31, 2025)	1 Year	5 Years	10 Years
FUND SHARES Before Taxes	12.36%	4.94%	5.65%
FUND SHARES After Taxes on Distributions	10.27%	3.18%	3.81%
FUND SHARES After Taxes on Distributions and Sale of Fund Shares	7.91%	3.27%	3.75%
Indices
Bloomberg U.S. Aggregate Bond Index reflects no deduction for fees, expenses, or taxes	7.30%	-0.36%	2.01%
S&P Target Date Retirement Income Index reflects no deduction for fees, expenses, or taxes	11.66%	4.15%	5.32%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (“IRA”) or 401(k) plan, the after-tax returns shown in the table are not relevant to you.
Management of the Fund
Investment Adviser
Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser.
The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. The portfolio managers primarily responsible for the day-to-day management of the Fund are members of the Adviser’s Victory Solutions platform.
Portfolio Management
	Title	Tenure with the Fund
Mannik S. Dhillon, CFA, CAIA	President, Investment Franchises & Solutions	Since 2019
Lance Humphrey, CFA	Senior Portfolio Manager and Head of Portfolio Management, VictoryShares and Solutions	Since 2018
Lela Dunlap, CFA	Portfolio Manager, VictoryShares and Solutions	Since 2021
Purchase and Sale of Fund Shares
You may purchase or sell shares of the Fund on any business day through vcm.com or by telephone at (800) 235-8396. You also may purchase or sell shares of the Fund through certain other financial intermediaries. If you have opened an account directly with the Fund, you also may purchase and sell shares of the Fund by mail at P.O. Box 182903, Columbus, Ohio 43218-2903. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.
◼
Minimum initial purchase: $500 or $50 with a $50 monthly systematic investment plan.
◼
Minimum subsequent investment: $50
6

Victory Target Retirement Income Fund Summary
Tax Information
The Fund intends to make distributions that generally will be taxed to you as ordinary income or long-term capital gains, unless you are a tax-exempt investor or you invest through an IRA, 401(k) plan, or other tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.
7

Victory Target Retirement 2030 Fund Summary
Investment Objective
The Victory Target Retirement 2030 Fund (the “Fund”) provides capital appreciation and current income consistent with its current investment allocation.
Fund Fees and Expenses
The tables below describe the fees and expenses that you may pay, if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Shareholder Fees
(paid directly from your investment)
Fund Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of purchase or sale price)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.00%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.02%
Acquired Fund Fees and Expenses[1]	0.51%
Total Annual Fund Operating Expenses[2]	0.53%
1
Acquired Fund Fees and Expenses are fees and expenses of investment companies in which the Fund invests that are indirectly incurred by the Fund. Total annual fund operating expenses may not correlate to the ratio of expenses to the average daily net assets shown in the financial highlights, which reflect the operating expenses and do not include Acquired Fund Fees and Expenses.
2
Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive fees and/or reimburse expenses so that the total annual fund operating expenses (excluding certain items such as acquired fund fees and expenses, if any, interest, taxes, brokerage commissions, capitalized expenses, and other extraordinary expenses) do not exceed an annual rate of 0.03% of the Fund through at least August 31, 2027. The Adviser is permitted to recoup management fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund’s Board of Trustees.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund’s operating expenses remain the same, and the expense limitation agreement for the Fund is not continued beyond its expiration date.
	1 Year	3 Years	5 Years	10 Years
Fund Shares	$54	$170	$296	$665
8

Victory Target Retirement 2030 Fund Summary
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the most recent fiscal year, the Fund's portfolio turnover rate was 13% of the average value of its portfolio.
Principal Investment Strategy
The Fund invests in a selection of affiliated mutual funds and exchange-traded funds (“ETFs”) (“underlying affiliated funds”) managed by the Adviser in a manner consistent with its current asset allocation as depicted in the “lifestyle transition path,” based on the years left until retirement. The lifestyle transition path depicts how the asset allocation strategy shifts the Fund’s assets among asset classes as the Fund becomes more conservative over time. The lifestyle transition path reflects the need for reduced investment risks and lower volatility as retirement approaches.
The Fund’s asset allocation strategy is designed for investors planning to start withdrawing funds for retirement in or within a few years of the Fund’s specific target date (“2030”). In general, the Fund’s asset allocation strategy assumes funds will start being withdrawn for retirement purposes at age 65. However, the Fund should not be selected solely on the basis of an investor’s age or the target date. The Fund does not provide guaranteed income for retirement.
Although the underlying affiliated funds are categorized generally as equity investments or fixed-income investments, in either case, the Fund may invest in underlying affiliated funds in alternative asset classes or with alternative strategies that the Adviser believes have similar risk/return profiles as these classes. Also, many of these underlying affiliated funds invest in a mix of securities of domestic and foreign issuers, investment-grade and high-yield bonds, and other securities. As a result, the target asset allocation of the Fund may differ from the actual securities held by the underlying affiliated funds. Actual asset allocation also may differ from the lifestyle transition path as a result of market movement. The Fund’s portfolio will be rebalanced on a regular basis, taking into account transaction costs. We may adjust the Fund’s actual asset allocation from the targets specified in the lifestyle transition path based on market view or other conditions as part of an active asset allocation strategy, or make changes to the lifestyle transition path.
It is currently anticipated that at its target date, the Fund’s target asset allocation will consist of approximately 35% of the Fund’s net assets allocated to equity investments; and approximately 65% of the Fund’s net assets allocated to fixed-income investments. The Fund’s target asset allocation will not change after the target date has been reached unless approved by the Fund’s Board of Trustees (the “Board”).
Once the Fund’s target asset allocation is similar to that of the Victory Target Retirement Income Fund, the Board, without shareholder approval, may combine the Fund with the Victory Target Retirement Income Fund. Shareholders will be notified prior to such a combination. Once such a combination occurs, shareholders will own shares of the Victory Target Retirement Income Fund.
9

Victory Target Retirement 2030 Fund Summary

Lifestyle Transition Path
Equity
Fixed Income
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Weight in Portfolio
50
45
40
35
30
25
20
15
10
5
0
Years To Retirement*

*Years to Retirement is the difference between the current year and the target date referenced in a Fund's name.

Principal Risks
The Fund’s investments are subject to the following principal risks:
Affiliated Funds Risk – The risks of the Fund directly correspond to the risks of the underlying affiliated funds in which the Fund invests. By investing in the underlying affiliated funds, the Fund has exposure to the risk of many different areas of the market. The degree to which the risks described below apply to the Fund varies according to the Fund’s asset allocation. For instance, the more the Fund is allocated to stock funds, the greater the risk associated with equity securities. The Fund also is subject to asset allocation risk (i.e., the risk that allocations will not produce the intended results) and to management risk (i.e., the risk that the selection of underlying affiliated funds will not produce the intended results).
General Market Risk – Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, imposition of tariffs, sanctions against a particular foreign country, its nationals, businesses or industries, and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes may add to instability in global economies and markets generally and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.
Equity Securities Risk – The Fund may invest in underlying affiliated funds that invest in equity securities. The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. A company’s earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, tariffs, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or last for extended periods. Equity securities have the lowest priority, and the greatest risk, with respect to dividends and any liquidation payments in the event of an issuer’s bankruptcy.
Foreign Securities Risk – Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Global markets, or those in a particular region, may all react in
10

Victory Target Retirement 2030 Fund Summary
similar fashion to important political, economic, or other developments. Events and evolving conditions in certain economies or markets, including with respect to tariffs or sanctions, may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile.
Emerging Markets Risk – Foreign securities risk can be particularly heightened because investments in emerging market countries generally are more volatile than investments in developed markets. Emerging market countries are less economically diverse and mature than more developed countries and tend to be politically less stable. The governments of emerging market countries may be more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. In addition, the economies of emerging market countries may be dependent on relatively few industries that are more susceptible to local and global changes. Emerging market countries may also have less developed legal and accounting systems, and their legal systems may deal with issuer bankruptcies and defaults differently than U.S. law would.
Debt Securities Risk – The Fund may invest in underlying affiliated funds that invest in debt securities or other income-producing securities. The value of a debt security or other income-producing security changes in response to various factors, including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations.
High-Yield/Junk Bond Risk – Fixed-income securities rated below investment grade, also known as “junk” or high-yield bonds, generally entail greater economic, credit, and liquidity risk than investment-grade securities. Their prices may be more volatile, especially during economic downturns, financial setbacks, or liquidity events. High-yield securities also can involve a substantially greater risk of default than higher quality debt securities, and their values can decline significantly over short and longer periods of time.
Credit Risk – Credit risk is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor’s return. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk.
Interest Rate Risk – Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations.
Exchange-Traded Funds Risk – The Fund may invest in shares of ETFs, which generally are investment companies that hold a portfolio of common stocks or debt securities the shares of which are traded on an exchange. ETFs incur their own management and other fees and expenses, such as trustees’ fees, operating expenses, registration fees, and marketing expenses, a proportionate share of which will be borne indirectly by the Fund. As a result, the Fund’s investment in an ETF will cause the Fund to indirectly bear the fees and expenses of the ETF and, in turn, the Fund’s performance may be lower than if the Fund were to invest directly in the securities held by the underlying ETFs. In addition, the Fund will be exposed indirectly to all of the risks associated with securities held by the ETFs.
Conflict of Interest Risk – In managing a Fund that invests in underlying affiliated funds, the Adviser may have conflicts of interest in allocating the Fund’s assets among the various underlying affiliated funds. This is because the fees payable by some of the underlying affiliated funds to the Adviser and/or
11

Victory Target Retirement 2030 Fund Summary
its affiliates are higher than the fees payable by other underlying affiliated funds, and because the Adviser also manages and administers the underlying affiliated funds.
Management Risk – The Fund is actively managed, and the investment techniques and risk analyses used by the Fund’s portfolio managers may not produce the desired results.
Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. By itself, the Fund does not constitute a complete investment plan. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.
An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Investment Performance
The following bar chart and table are intended to help you understand some indication of the risks of investing in the Fund. The bar chart illustrates the Fund's volatility by showing how performance has varied from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the Fund for the periods indicated compared to those of the Fund's regulatory broad-based securities market index and the Fund's benchmark index. We assume reinvestment of dividends and distributions. Performance reflects any expense limitations in effect during the periods shown.
Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. The Fund’s most current performance information is available on the Fund’s website at vcm.com or by calling (800) 235-8396.
Calendar Year Returns for Fund Shares

30%
20%
10%
0%
-10%
-20%
8.70%
16.12%
-6.99%
17.13%
9.25%
12.24%
-13.53%
14.39%
9.77%
14.79%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter	12.45%	June 30, 2020
Lowest Quarter	-15.00%	March 31, 2020

Year-to-date return	8.31%	June 30, 2026
12

Victory Target Retirement 2030 Fund Summary

Average Annual Total Returns (For the Periods Ended December 31, 2025)	1 Year	5 Years	10 Years
FUND SHARES Before Taxes	14.79%	6.94%	7.71%
FUND SHARES After Taxes on Distributions	12.65%	5.00%	5.55%
FUND SHARES After Taxes on Distributions and Sale of Fund Shares	9.63%	4.87%	5.40%
Indices
Bloomberg U.S. Aggregate Bond Index reflects no deduction for fees, expenses, or taxes	7.30%	-0.36%	2.01%
S&P Target Date 2030 Index reflects no deduction for fees, expenses, or taxes	15.13%	7.07%	8.41%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (“IRA”) or 401(k) plan, the after-tax returns shown in the table are not relevant to you.
Management of the Fund
Investment Adviser
Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser.
The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. The portfolio managers primarily responsible for the day-to-day management of the Fund are members of the Adviser’s Victory Solutions platform.
Portfolio Management
	Title	Tenure with the Fund
Mannik S. Dhillon, CFA, CAIA	President, Investment Franchises & Solutions	Since 2019
Lance Humphrey, CFA	Senior Portfolio Manager and Head of Portfolio Management, VictoryShares and Solutions	Since 2018
Lela Dunlap, CFA	Portfolio Manager, VictoryShares and Solutions	Since 2021
Purchase and Sale of Fund Shares
You may purchase or sell shares of the Fund on any business day through vcm.com or by telephone at (800) 235-8396. You also may purchase or sell shares of the Fund through certain other financial intermediaries. If you have opened an account directly with the Fund, you also may purchase and sell shares of the Fund by mail at P.O. Box 182903, Columbus, Ohio 43218-2903. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.
◼
Minimum initial purchase: $500 or $50 with a $50 monthly systematic investment plan.
◼
Minimum subsequent investment: $50
13

Victory Target Retirement 2030 Fund Summary
Tax Information
The Fund intends to make distributions that generally will be taxed to you as ordinary income or long-term capital gains, unless you are a tax-exempt investor or you invest through an IRA, 401(k) plan, or other tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.
14

Victory Target Retirement 2040 Fund Summary
Investment Objective
The Victory Target Retirement 2040 Fund (the “Fund”) provides capital appreciation and current income consistent with its current investment allocation.
Fund Fees and Expenses
The tables below describe the fees and expenses that you may pay, if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Shareholder Fees
(paid directly from your investment)
Fund Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of purchase or sale price)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.00%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.02%
Acquired Fund Fees and Expenses[1]	0.53%
Total Annual Fund Operating Expenses[2]	0.55%
1
Acquired Fund Fees and Expenses are fees and expenses of investment companies in which the Fund invests that are indirectly incurred by the Fund. Total annual fund operating expenses may not correlate to the ratio of expenses to the average daily net assets shown in the financial highlights, which reflect the operating expenses and do not include Acquired Fund Fees and Expenses.
2
Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive fees and/or reimburse expenses so that the total annual fund operating expenses (excluding certain items such as acquired fund fees and expenses, if any, interest, taxes, brokerage commissions, capitalized expenses, and other extraordinary expenses) do not exceed an annual rate of 0.02% of the Fund through at least August 31, 2027. The Adviser is permitted to recoup management fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund’s Board of Trustees.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund’s operating expenses remain the same, and the expense limitation agreement for the Fund is not continued beyond its expiration date.
	1 Year	3 Years	5 Years	10 Years
Fund Shares	$56	$176	$307	$689
15

Victory Target Retirement 2040 Fund Summary
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the most recent fiscal year, the Fund's portfolio turnover rate was 18% of the average value of its portfolio.
Principal Investment Strategy
The Fund invests in a selection of affiliated mutual funds and exchange-traded funds (“ETFs”) (“underlying affiliated funds”) managed by the Adviser in a manner consistent with its current asset allocation as depicted in the “lifestyle transition path,” based on the years left until retirement. The lifestyle transition path depicts how the asset allocation strategy shifts the Fund’s assets among asset classes as the Fund becomes more conservative over time. The lifestyle transition path reflects the need for reduced investment risks and lower volatility as retirement approaches.
The Fund’s asset allocation strategy is designed for investors planning to start withdrawing funds for retirement in or within a few years of the Fund’s specific target date (“2040”). In general, the Fund’s asset allocation strategy assumes funds will start being withdrawn for retirement purposes at age 65. However, the Fund should not be selected solely on the basis of an investor’s age or the target date. The Fund does not provide guaranteed income for retirement.
Although the underlying affiliated funds are categorized generally as equity investments or fixed-income investments, in either case, the Fund may invest in underlying affiliated funds in alternative asset classes or with alternative strategies that the Adviser believes have similar risk/return profiles as these classes. Also, many of these underlying affiliated funds invest in a mix of securities of domestic and foreign issuers, investment-grade and high-yield bonds, and other securities. As a result, the target asset allocation of the Fund may differ from the actual securities held by the underlying affiliated funds. Actual asset allocation also may differ from the lifestyle transition path as a result of market movement. The Fund’s portfolio will be rebalanced on a regular basis, taking into account transaction costs. We may adjust the Fund’s actual asset allocation from the targets specified in the lifestyle transition path based on market view or other conditions as part of an active asset allocation strategy, or make changes to the lifestyle transition path.
It is currently anticipated that at its target date, the Fund’s target asset allocation will consist of approximately 35% of the Fund’s net assets allocated to equity investments; and approximately 65% of the Fund’s net assets allocated to fixed-income investments. The Fund’s target asset allocation will not change after the target date has been reached unless approved by the Fund’s Board of Trustees (the “Board”).
Once the Fund’s target asset allocation is similar to that of the Victory Target Retirement Income Fund, the Board, without shareholder approval, may combine the Fund with the Victory Target Retirement Income Fund. Shareholders will be notified prior to such a combination. Once such a combination occurs, shareholders will own shares of the Victory Target Retirement Income Fund.
16

Victory Target Retirement 2040 Fund Summary

Principal Risks
The Fund’s investments are subject to the following principal risks:
Affiliated Funds Risk – The risks of the Fund directly correspond to the risks of the underlying affiliated funds in which the Fund invests. By investing in the underlying affiliated funds, the Fund has exposure to the risk of many different areas of the market. The degree to which the risks described below apply to the Fund varies according to the Fund’s asset allocation. For instance, the more the Fund is allocated to stock funds, the greater the risk associated with equity securities. The Fund also is subject to asset allocation risk (i.e., the risk that allocations will not produce the intended results) and to management risk (i.e., the risk that the selection of underlying affiliated funds will not produce the intended results).
General Market Risk – Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, imposition of tariffs, sanctions against a particular foreign country, its nationals, businesses or industries, and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes may add to instability in global economies and markets generally and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.
Equity Securities Risk – The Fund may invest in underlying affiliated funds that invest in equity securities. The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. A company’s earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, tariffs, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or last for extended periods. Equity securities have the lowest priority, and the greatest risk, with respect to dividends and any liquidation payments in the event of an issuer’s bankruptcy.
Foreign Securities Risk – Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Global markets, or those in a particular region, may all react in
17

Victory Target Retirement 2040 Fund Summary
similar fashion to important political, economic, or other developments. Events and evolving conditions in certain economies or markets, including with respect to tariffs or sanctions, may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile.
Emerging Markets Risk – Foreign securities risk can be particularly heightened because investments in emerging market countries generally are more volatile than investments in developed markets. Emerging market countries are less economically diverse and mature than more developed countries and tend to be politically less stable. The governments of emerging market countries may be more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. In addition, the economies of emerging market countries may be dependent on relatively few industries that are more susceptible to local and global changes. Emerging market countries may also have less developed legal and accounting systems, and their legal systems may deal with issuer bankruptcies and defaults differently than U.S. law would.
Debt Securities Risk – The Fund may invest in underlying affiliated funds that invest in debt securities or other income-producing securities. The value of a debt security or other income-producing security changes in response to various factors, including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations.
High-Yield/Junk Bond Risk – Fixed-income securities rated below investment grade, also known as “junk” or high-yield bonds, generally entail greater economic, credit, and liquidity risk than investment-grade securities. Their prices may be more volatile, especially during economic downturns, financial setbacks, or liquidity events. High-yield securities also can involve a substantially greater risk of default than higher quality debt securities, and their values can decline significantly over short and longer periods of time.
Credit Risk – Credit risk is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor’s return. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk.
Interest Rate Risk – Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations.
Exchange-Traded Funds Risk – The Fund may invest in shares of ETFs, which generally are investment companies that hold a portfolio of common stocks or debt securities the shares of which are traded on an exchange. ETFs incur their own management and other fees and expenses, such as trustees’ fees, operating expenses, registration fees, and marketing expenses, a proportionate share of which will be borne indirectly by the Fund. As a result, the Fund’s investment in an ETF will cause the Fund to indirectly bear the fees and expenses of the ETF and, in turn, the Fund’s performance may be lower than if the Fund were to invest directly in the securities held by the underlying ETFs. In addition, the Fund will be exposed indirectly to all of the risks associated with securities held by the ETFs.
Conflict of Interest Risk – In managing a Fund that invests in underlying affiliated funds, the Adviser may have conflicts of interest in allocating the Fund’s assets among the various underlying affiliated funds. This is because the fees payable by some of the underlying affiliated funds to the Adviser and/or
18

Victory Target Retirement 2040 Fund Summary
its affiliates are higher than the fees payable by other underlying affiliated funds, and because the Adviser also manages and administers the underlying affiliated funds.
Management Risk – The Fund is actively managed, and the investment techniques and risk analyses used by the Fund’s portfolio managers may not produce the desired results.
Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. By itself, the Fund does not constitute a complete investment plan. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.
An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Investment Performance
The following bar chart and table are intended to help you understand some indication of the risks of investing in the Fund. The bar chart illustrates the Fund's volatility by showing how performance has varied from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the Fund for the periods indicated compared to those of the Fund's regulatory broad-based securities market index and the Fund's benchmark index. We assume reinvestment of dividends and distributions. Performance reflects any expense limitations in effect during the periods shown.
Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. The Fund’s most current performance information is available on the Fund’s website at vcm.com or by calling (800) 235-8396.
Calendar Year Returns for Fund Shares

30%
20%
10%
0%
-10%
-20%
8.97%
18.46%
-8.53%
19.57%
9.22%
15.88%
-15.15%
17.17%
12.06%
17.51%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter	14.48%	June 30, 2020
Lowest Quarter	-18.76%	March 31, 2020

Year-to-date return	11.04%	June 30, 2026
19

Victory Target Retirement 2040 Fund Summary

Average Annual Total Returns (For the Periods Ended December 31, 2025)	1 Year	5 Years	10 Years
FUND SHARES Before Taxes	17.51%	8.69%	8.87%
FUND SHARES After Taxes on Distributions	15.41%	6.77%	6.62%
FUND SHARES After Taxes on Distributions and Sale of Fund Shares	11.47%	6.32%	6.30%
Indices
S&P 500® Index reflects no deduction for fees, expenses, or taxes	17.88%	14.42%	14.82%
S&P Target Date 2040 Index reflects no deduction for fees, expenses, or taxes	18.20%	9.18%	10.06%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (“IRA”) or 401(k) plan, the after-tax returns shown in the table are not relevant to you.
Management of the Fund
Investment Adviser
Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser.
The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. The portfolio managers primarily responsible for the day-to-day management of the Fund are members of the Adviser’s Victory Solutions platform.
Portfolio Management
	Title	Tenure with the Fund
Mannik S. Dhillon, CFA, CAIA	President, Investment Franchises & Solutions	Since 2019
Lance Humphrey, CFA	Senior Portfolio Manager and Head of Portfolio Management, VictoryShares and Solutions	Since 2018
Lela Dunlap, CFA	Portfolio Manager, VictoryShares and Solutions	Since 2021
Purchase and Sale of Fund Shares
You may purchase or sell shares of the Fund on any business day through vcm.com or by telephone at (800) 235-8396. You also may purchase or sell shares of the Fund through certain other financial intermediaries. If you have opened an account directly with the Fund, you also may purchase and sell shares of the Fund by mail at P.O. Box 182903, Columbus, Ohio 43218-2903. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.
◼
Minimum initial purchase: $500 or $50 with a $50 monthly systematic investment plan.
◼
Minimum subsequent investment: $50
20

Victory Target Retirement 2040 Fund Summary
Tax Information
The Fund intends to make distributions that generally will be taxed to you as ordinary income or long-term capital gains, unless you are a tax-exempt investor or you invest through an IRA, 401(k) plan, or other tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.
21

Victory Target Retirement 2050 Fund Summary
Investment Objective
The Victory Target Retirement 2050 Fund (the “Fund”) provides capital appreciation and current income consistent with its current investment allocation.
Fund Fees and Expenses
The tables below describe the fees and expenses that you may pay, if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Shareholder Fees
(paid directly from your investment)
Fund Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of purchase or sale price)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.00%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.02%
Acquired Fund Fees and Expenses[1]	0.53%
Total Annual Fund Operating Expenses[2]	0.55%
1
Acquired Fund Fees and Expenses are fees and expenses of investment companies in which the Fund invests that are indirectly incurred by the Fund. Total annual fund operating expenses may not correlate to the ratio of expenses to the average daily net assets shown in the financial highlights, which reflect the operating expenses and do not include Acquired Fund Fees and Expenses.
2
Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive fees and/or reimburse expenses so that the total annual fund operating expenses (excluding certain items such as acquired fund fees and expenses, if any, interest, taxes, brokerage commissions, capitalized expenses, and other extraordinary expenses) do not exceed an annual rate of 0.04% of the Fund through at least August 31, 2027. The Adviser is permitted to recoup management fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund’s Board of Trustees.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund’s operating expenses remain the same, and the expense limitation agreement for the Fund is not continued beyond its expiration date.
	1 Year	3 Years	5 Years	10 Years
Fund Shares	$56	$176	$307	$689
22

Victory Target Retirement 2050 Fund Summary
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the most recent fiscal year, the Fund's portfolio turnover rate was 18% of the average value of its portfolio.
Principal Investment Strategy
The Fund invests in a selection of affiliated mutual funds and exchange-traded funds (“ETFs”) (“underlying affiliated funds”) managed by the Adviser in a manner consistent with its current asset allocation as depicted in the “lifestyle transition path,” based on the years left until retirement. The lifestyle transition path depicts how the asset allocation strategy shifts the Fund’s assets among asset classes as the Fund becomes more conservative over time. The lifestyle transition path reflects the need for reduced investment risks and lower volatility as retirement approaches.
The Fund’s asset allocation strategy is designed for investors planning to start withdrawing funds for retirement in or within a few years of the Fund’s specific target date (“2050”). In general, the Fund’s asset allocation strategy assumes funds will start being withdrawn for retirement purposes at age 65. However, the Fund should not be selected solely on the basis of an investor’s age or the target date. The Fund does not provide guaranteed income for retirement.
Although the underlying affiliated funds are categorized generally as equity investments or fixed-income investments, in either case, the Fund may invest in underlying affiliated funds in alternative asset classes or with alternative strategies that the Adviser believes have similar risk/return profiles as these classes. Also, many of these underlying affiliated funds invest in a mix of securities of domestic and foreign issuers, investment-grade and high-yield bonds, and other securities. As a result, the target asset allocation of the Fund may differ from the actual securities held by the underlying affiliated funds. Actual asset allocation also may differ from the lifestyle transition path as a result of market movement. The Fund’s portfolio will be rebalanced on a regular basis, taking into account transaction costs. We may adjust the Fund’s actual asset allocation from the targets specified in the lifestyle transition path based on market view or other conditions as part of an active asset allocation strategy, or make changes to the lifestyle transition path.
It is currently anticipated that at its target date, the Fund’s target asset allocation will consist of approximately 35% of the Fund’s net assets allocated to equity investments; and approximately 65% of the Fund’s net assets allocated to fixed-income investments. The Fund’s target asset allocation will not change after the target date has been reached unless approved by the Fund’s Board of Trustees (the “Board”).
Once the Fund’s target asset allocation is similar to that of the Victory Target Retirement Income Fund, the Board, without shareholder approval, may combine the Fund with the Victory Target Retirement Income Fund. Shareholders will be notified prior to such a combination. Once such a combination occurs, shareholders will own shares of the Victory Target Retirement Income Fund.
23

Victory Target Retirement 2050 Fund Summary

Principal Risks
The Fund’s investments are subject to the following principal risks:
Affiliated Funds Risk – The risks of the Fund directly correspond to the risks of the underlying affiliated funds in which the Fund invests. By investing in the underlying affiliated funds, the Fund has exposure to the risk of many different areas of the market. The degree to which the risks described below apply to the Fund varies according to the Fund’s asset allocation. For instance, the more the Fund is allocated to stock funds, the greater the risk associated with equity securities. The Fund also is subject to asset allocation risk (i.e., the risk that allocations will not produce the intended results) and to management risk (i.e., the risk that the selection of underlying affiliated funds will not produce the intended results).
General Market Risk – Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, imposition of tariffs, sanctions against a particular foreign country, its nationals, businesses or industries, and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes may add to instability in global economies and markets generally and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.
Equity Securities Risk – The Fund may invest in underlying affiliated funds that invest in equity securities. The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. A company’s earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, tariffs, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or last for extended periods. Equity securities have the lowest priority, and the greatest risk, with respect to dividends and any liquidation payments in the event of an issuer’s bankruptcy.
Foreign Securities Risk – Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Global markets, or those in a particular region, may all react in
24

Victory Target Retirement 2050 Fund Summary
similar fashion to important political, economic, or other developments. Events and evolving conditions in certain economies or markets, including with respect to tariffs or sanctions, may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile.
Emerging Markets Risk – Foreign securities risk can be particularly heightened because investments in emerging market countries generally are more volatile than investments in developed markets. Emerging market countries are less economically diverse and mature than more developed countries and tend to be politically less stable. The governments of emerging market countries may be more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. In addition, the economies of emerging market countries may be dependent on relatively few industries that are more susceptible to local and global changes. Emerging market countries may also have less developed legal and accounting systems, and their legal systems may deal with issuer bankruptcies and defaults differently than U.S. law would.
Debt Securities Risk – The Fund may invest in underlying affiliated funds that invest in debt securities or other income-producing securities. The value of a debt security or other income-producing security changes in response to various factors, including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations.
High-Yield/Junk Bond Risk – Fixed-income securities rated below investment grade, also known as “junk” or high-yield bonds, generally entail greater economic, credit, and liquidity risk than investment-grade securities. Their prices may be more volatile, especially during economic downturns, financial setbacks, or liquidity events. High-yield securities also can involve a substantially greater risk of default than higher quality debt securities, and their values can decline significantly over short and longer periods of time.
Credit Risk – Credit risk is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor’s return. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk.
Interest Rate Risk – Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations.
Exchange-Traded Funds Risk – The Fund may invest in shares of ETFs, which generally are investment companies that hold a portfolio of common stocks or debt securities the shares of which are traded on an exchange. ETFs incur their own management and other fees and expenses, such as trustees’ fees, operating expenses, registration fees, and marketing expenses, a proportionate share of which will be borne indirectly by the Fund. As a result, the Fund’s investment in an ETF will cause the Fund to indirectly bear the fees and expenses of the ETF and, in turn, the Fund’s performance may be lower than if the Fund were to invest directly in the securities held by the underlying ETFs. In addition, the Fund will be exposed indirectly to all of the risks associated with securities held by the ETFs.
Conflict of Interest Risk – In managing a Fund that invests in underlying affiliated funds, the Adviser may have conflicts of interest in allocating the Fund’s assets among the various underlying affiliated funds. This is because the fees payable by some of the underlying affiliated funds to the Adviser and/or
25

Victory Target Retirement 2050 Fund Summary
its affiliates are higher than the fees payable by other underlying affiliated funds, and because the Adviser also manages and administers the underlying affiliated funds.
Management Risk – The Fund is actively managed, and the investment techniques and risk analyses used by the Fund’s portfolio managers may not produce the desired results.
Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. By itself, the Fund does not constitute a complete investment plan. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.
An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Investment Performance
The following bar chart and table are intended to help you understand some indication of the risks of investing in the Fund. The bar chart illustrates the Fund's volatility by showing how performance has varied from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the Fund for the periods indicated compared to those of the Fund's regulatory broad-based securities market index and the Fund's benchmark index. The MSCI All-Country World Index serves as the Fund's regulatory broad-based securities market index. We assume reinvestment of dividends and distributions. Performance reflects any expense limitations in effect during the periods shown.
Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. The Fund’s most current performance information is available on the Fund’s website at vcm.com or by calling (800) 235-8396.
Calendar Year Returns for Fund Shares

25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
9.02%
19.39%
-9.02%
20.16%
10.52%
17.71%
-16.00%
18.64%
13.07%
19.37%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter	15.42%	June 30, 2020
Lowest Quarter	-19.70%	March 31, 2020

Year-to-date return	12.73%	June 30, 2026
26

Victory Target Retirement 2050 Fund Summary

Average Annual Total Returns (For the Periods Ended December 31, 2025)	1 Year	5 Years	10 Years
FUND SHARES Before Taxes	19.37%	9.62%	9.55%
FUND SHARES After Taxes on Distributions	17.50%	7.79%	7.49%
FUND SHARES After Taxes on Distributions and Sale of Fund Shares	12.59%	7.12%	7.02%
Indices
MSCI All Country World Index reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes	22.34%	11.19%	11.72%
S&P Target Date 2050 Index reflects no deduction for fees, expenses, or taxes	19.56%	10.13%	10.79%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (“IRA”) or 401(k) plan, the after-tax returns shown in the table are not relevant to you.
Management of the Fund
Investment Adviser
Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser.
The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. The portfolio managers primarily responsible for the day-to-day management of the Fund are members of the Adviser’s Victory Solutions platform.
Portfolio Management
	Title	Tenure with the Fund
Mannik S. Dhillon, CFA, CAIA	President, Investment Franchises & Solutions	Since 2019
Lance Humphrey, CFA	Senior Portfolio Manager and Head of Portfolio Management, VictoryShares and Solutions	Since 2018
Lela Dunlap, CFA	Portfolio Manager, VictoryShares and Solutions	Since 2021
Purchase and Sale of Fund Shares
You may purchase or sell shares of the Fund on any business day through vcm.com or by telephone at (800) 235-8396. You also may purchase or sell shares of the Fund through certain other financial intermediaries. If you have opened an account directly with the Fund, you also may purchase and sell shares of the Fund by mail at P.O. Box 182903, Columbus, Ohio 43218-2903. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.
◼
Minimum initial purchase: $500 or $50 with a $50 monthly systematic investment plan.
◼
Minimum subsequent investment: $50
27

Victory Target Retirement 2050 Fund Summary
Tax Information
The Fund intends to make distributions that generally will be taxed to you as ordinary income or long-term capital gains, unless you are a tax-exempt investor or you invest through an IRA, 401(k) plan, or other tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.
28

Victory Target Retirement 2060 Fund Summary
Investment Objective
The Victory Target Retirement 2060 Fund (the “Fund”) provides capital appreciation and current income consistent with its current investment allocation.
Fund Fees and Expenses
The tables below describe the fees and expenses that you may pay, if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Shareholder Fees
(paid directly from your investment)
Fund Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of purchase or sale price)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.00%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.10%
Acquired Fund Fees and Expenses[1]	0.52%
Total Annual Fund Operating Expenses	0.62%
1
Acquired Fund Fees and Expenses are fees and expenses of investment companies in which the Fund invests that are indirectly incurred by the Fund. Total annual fund operating expenses may not correlate to the ratio of expenses to the average daily net assets shown in the financial highlights, which reflect the operating expenses and do not include Acquired Fund Fees and Expenses.
2
Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive fees and/or reimburse expenses so that the total annual fund operating expenses (excluding certain items such as acquired fund fees and expenses, if any, interest, taxes, brokerage commissions, capitalized expenses, and other extraordinary expenses) do not exceed an annual rate of 0.10% of the Fund through at least August 31, 2027. The Adviser is permitted to recoup management fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund’s Board of Trustees.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund’s operating expenses remain the same, and the expense limitation agreement for the Fund is not continued beyond its expiration date.
	1 Year	3 Years	5 Years	10 Years
Fund Shares	$63	$199	$346	$774
29

Victory Target Retirement 2060 Fund Summary
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the most recent fiscal year, the Fund's portfolio turnover rate was 16% of the average value of its portfolio.
Principal Investment Strategy
The Fund invests in a selection of affiliated mutual funds and exchange-traded funds (“ETFs”) (“underlying affiliated funds”) managed by the Adviser in a manner consistent with its current asset allocation as depicted in the “lifestyle transition path,” based on the years left until retirement. The lifestyle transition path depicts how the asset allocation strategy shifts the Fund’s assets among asset classes as the Fund becomes more conservative over time. The lifestyle transition path reflects the need for reduced investment risks and lower volatility as retirement approaches.
The Fund’s asset allocation strategy is designed for investors planning to start withdrawing funds for retirement in or within a few years of the Fund’s specific target date (“2060”). In general, the Fund’s asset allocation strategy assumes funds will start being withdrawn for retirement purposes at age 65. However, the Fund should not be selected solely on the basis of an investor’s age or the target date. The Fund does not provide guaranteed income for retirement.
Although the underlying affiliated funds are categorized generally as equity investments or fixed-income investments, in either case, the Fund may invest in underlying affiliated funds in alternative asset classes or with alternative strategies that the Adviser believes have similar risk/return profiles as these classes. Also, many of these underlying affiliated funds invest in a mix of securities of domestic and foreign issuers, investment-grade and high-yield bonds, and other securities. As a result, the target asset allocation of the Fund may differ from the actual securities held by the underlying affiliated funds. Actual asset allocation also may differ from the lifestyle transition path as a result of market movement. The Fund’s portfolio will be rebalanced on a regular basis, taking into account transaction costs. We may adjust the Fund’s actual asset allocation from the targets specified in the lifestyle transition path based on market view or other conditions as part of an active asset allocation strategy, or make changes to the lifestyle transition path.
It is currently anticipated that at its target date, the Fund’s target asset allocation will consist of approximately 35% of the Fund’s net assets allocated to equity investments; and approximately 65% of the Fund’s net assets allocated to fixed-income investments. The Fund’s target asset allocation will not change after the target date has been reached unless approved by the Fund’s Board of Trustees (the “Board”).
Once the Fund’s target asset allocation is similar to that of the Victory Target Retirement Income Fund, the Board, without shareholder approval, may combine the Fund with the Victory Target Retirement Income Fund. Shareholders will be notified prior to such a combination. Once such a combination occurs, shareholders will own shares of the Victory Target Retirement Income Fund.
30

Victory Target Retirement 2060 Fund Summary

Principal Risks
The Fund’s investments are subject to the following principal risks:
Affiliated Funds Risk – The risks of the Fund directly correspond to the risks of the underlying affiliated funds in which the Fund invests. By investing in the underlying affiliated funds, the Fund has exposure to the risk of many different areas of the market. The degree to which the risks described below apply to the Fund varies according to the Fund’s asset allocation. For instance, the more the Fund is allocated to stock funds, the greater the risk associated with equity securities. The Fund also is subject to asset allocation risk (i.e., the risk that allocations will not produce the intended results) and to management risk (i.e., the risk that the selection of underlying affiliated funds will not produce the intended results).
General Market Risk – Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, imposition of tariffs, sanctions against a particular foreign country, its nationals, businesses or industries, and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes may add to instability in global economies and markets generally and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.
Equity Securities Risk – The Fund may invest in underlying affiliated funds that invest in equity securities. The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. A company’s earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, tariffs, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or last for extended periods. Equity securities have the lowest priority, and the greatest risk, with respect to dividends and any liquidation payments in the event of an issuer’s bankruptcy.
Foreign Securities Risk – Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Global markets, or those in a particular region, may all react in
31

Victory Target Retirement 2060 Fund Summary
similar fashion to important political, economic, or other developments. Events and evolving conditions in certain economies or markets, including with respect to tariffs or sanctions, may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile.
Emerging Markets Risk – Foreign securities risk can be particularly heightened because investments in emerging market countries generally are more volatile than investments in developed markets. Emerging market countries are less economically diverse and mature than more developed countries and tend to be politically less stable. The governments of emerging market countries may be more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. In addition, the economies of emerging market countries may be dependent on relatively few industries that are more susceptible to local and global changes. Emerging market countries may also have less developed legal and accounting systems, and their legal systems may deal with issuer bankruptcies and defaults differently than U.S. law would.
Debt Securities Risk – The Fund may invest in underlying affiliated funds that invest in debt securities or other income-producing securities. The value of a debt security or other income-producing security changes in response to various factors, including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations.
High-Yield/Junk Bond Risk – Fixed-income securities rated below investment grade, also known as “junk” or high-yield bonds, generally entail greater economic, credit, and liquidity risk than investment-grade securities. Their prices may be more volatile, especially during economic downturns, financial setbacks, or liquidity events. High-yield securities also can involve a substantially greater risk of default than higher quality debt securities, and their values can decline significantly over short and longer periods of time.
Credit Risk – Credit risk is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor’s return. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk.
Interest Rate Risk – Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations.
Exchange-Traded Funds Risk – The Fund may invest in shares of ETFs, which generally are investment companies that hold a portfolio of common stocks or debt securities the shares of which are traded on an exchange. ETFs incur their own management and other fees and expenses, such as trustees’ fees, operating expenses, registration fees, and marketing expenses, a proportionate share of which will be borne indirectly by the Fund. As a result, the Fund’s investment in an ETF will cause the Fund to indirectly bear the fees and expenses of the ETF and, in turn, the Fund’s performance may be lower than if the Fund were to invest directly in the securities held by the underlying ETFs. In addition, the Fund will be exposed indirectly to all of the risks associated with securities held by the ETFs.
Conflict of Interest Risk – In managing a Fund that invests in underlying affiliated funds, the Adviser may have conflicts of interest in allocating the Fund’s assets among the various underlying affiliated funds. This is because the fees payable by some of the underlying affiliated funds to the Adviser and/or
32

Victory Target Retirement 2060 Fund Summary
its affiliates are higher than the fees payable by other underlying affiliated funds, and because the Adviser also manages and administers the underlying affiliated funds.
Management Risk – The Fund is actively managed, and the investment techniques and risk analyses used by the Fund’s portfolio managers may not produce the desired results.
Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. By itself, the Fund does not constitute a complete investment plan. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.
An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Investment Performance
The following bar chart and table are intended to help you understand some indication of the risks of investing in the Fund. The bar chart illustrates the Fund's volatility by showing how performance has varied from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the Fund for the periods indicated compared to those of the Fund's regulatory broad-based securities market index and the Fund's benchmark index. We assume reinvestment of dividends and distributions. Performance reflects any expense limitations in effect during the periods shown.
Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. The Fund’s most current performance information is available on the Fund’s website at vcm.com or by calling (800) 235-8396.
Calendar Year Returns for Fund Shares

25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
8.80%
19.51%
-9.18%
20.09%
10.17%
17.69%
-16.12%
18.74%
13.28%
19.63%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter	15.35%	June 30, 2020
Lowest Quarter	-19.95%	March 31, 2020

Year-to-date return	13.35%	June 30, 2026
33

Victory Target Retirement 2060 Fund Summary

Average Annual Total Returns (For the Periods Ended December 31, 2025)	1 Year	5 Years	10 Years
FUND SHARES Before Taxes	19.63%	9.70%	9.52%
FUND SHARES After Taxes on Distributions	18.03%	8.07%	8.00%
FUND SHARES After Taxes on Distributions and Sale of Fund Shares	12.63%	7.22%	7.24%
Indices
MSCI All Country World Index reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes	22.34%	11.19%	11.72%
S&P Target Date 2060+ Index reflects no deduction for fees, expenses, or taxes	19.94%	10.26%	10.97%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (“IRA”) or 401(k) plan, the after-tax returns shown in the table are not relevant to you.
Management of the Fund
Investment Adviser
Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser.
The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. The portfolio managers primarily responsible for the day-to-day management of the Fund are members of the Adviser’s Victory Solutions platform.
Portfolio Management
	Title	Tenure with the Fund
Mannik S. Dhillon, CFA, CAIA	President, Investment Franchises & Solutions	Since 2019
Lance Humphrey, CFA	Senior Portfolio Manager and Head of Portfolio Management, VictoryShares and Solutions	Since 2018
Lela Dunlap, CFA	Portfolio Manager, VictoryShares and Solutions	Since 2021
Purchase and Sale of Fund Shares
You may purchase or sell shares of the Fund on any business day through vcm.com or by telephone at (800) 235-8396. You also may purchase or sell shares of the Fund through certain other financial intermediaries. If you have opened an account directly with the Fund, you also may purchase and sell shares of the Fund by mail at P.O. Box 182903, Columbus, Ohio 43218-2903. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.
◼
Minimum initial purchase: $500 or $50 with a $50 monthly systematic investment plan.
◼
Minimum subsequent investment: $50
34

Victory Target Retirement 2060 Fund Summary
Tax Information
The Fund intends to make distributions that generally will be taxed to you as ordinary income or long-term capital gains, unless you are a tax-exempt investor or you invest through an IRA, 401(k) plan, or other tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.
35

Additional Fund Information

Victory Capital Management Inc., which we refer to as the “Adviser” throughout the Prospectus, manages each Fund.
Each Fund is managed by the Adviser who also manages other funds, each having distinct investment management objectives, strategies, risks, and policies. Together, these funds are referred to in this Prospectus as the “Victory Funds” or, more simply, the “Funds.”
Each Fund seeks to provide capital appreciation and current income consistent with its current investment allocation. The Funds’ Board of Trustees (the “Board”) may change a Fund’s investment objective without shareholder approval. The Funds will provide shareholders notice of any such change.
Each Fund invests in a selection of affiliated mutual funds and exchange-traded funds (“ETFs”) (“underlying affiliated funds”) managed by the Adviser in a manner consistent with its current asset allocation as depicted in the lifestyle transition path. The lifestyle transition path depicts how the asset allocation strategy shifts each Fund’s assets among asset classes as the Fund becomes more conservative over time. The lifestyle transition path reflects the need for reduced investment risks and lower volatility as retirement approaches.
A Fund’s asset allocation strategy is designed for investors planning to start withdrawing funds for retirement in or within a few years of the Fund’s specific target date referenced in its name. As an investor, you should consider choosing a Target Retirement Fund whose stated target date is closest to the date you expect to start withdrawing funds for retirement purposes. In general, the Target Retirement Funds’ investment program assumes funds will start being withdrawn for retirement purposes at age 65. However, a Target Retirement Fund should not be selected solely on the basis of an investor's age or the target date. A Fund with an earlier target date generally represents a more conservative investment choice. A Fund with a later target date generally represents a more aggressive investment choice. The Target Retirement Funds do not provide guaranteed income for retirement.
Although the underlying affiliated funds are categorized generally as equity investments or fixed-income investments, in either case, A fund may invest in underlying affiliated funds in alternative asset classes or with alternative strategies that the Adviser believes have similar risk/return profiles as these classes. Also, many of these underlying affiliated funds invest in a mix of securities of domestic and foreign issuers, investment-grade and high-yield bonds, and other securities. As a result, the target asset allocation of a Fund may differ from the actual securities held by the underlying affiliated funds. Actual asset allocations also may differ from the lifestyle transition path as a result of market movements. Each Fund’s portfolio will be rebalanced on a regular basis, taking into account transaction costs.
The allocations reflected in the lifestyle transition path are considered “neutral” allocations because they do not reflect tactical decisions to overweight or underweight a particular asset class. We may adjust a Fund’s actual asset allocation from the targets specified in the lifestyle transition based on market view or other conditions as part of an active asset allocation strategy, or make changes to the lifestyle transition path.
For the Target Retirement Funds that are farthest from their target dates, allocations to stocks are relatively high so that investors may benefit from the stocks’ long-term growth potential while allocations to fixed-income securities are relatively low. We use this approach generally to help investors accumulate the assets needed during their retirement years. As time elapses and an investor’s retirement date approaches, the Funds’ allocations to stocks will decrease in favor of fixed-income securities.
36

Additional Fund Information

Once a Fund’s target asset allocation is similar to that of the Victory Target Retirement Income Fund, the Board, including a majority of the Trustees who are not “interested persons” of such Fund (as that term is defined in the Investment Company Act of 1940, as amended), without shareholder approval, may reorganize a Fund with and into the Victory Target Retirement Income Fund. The Board will approve such reorganization, subject to applicable regulations. After such reorganization occurs, shareholders will own shares of the Victory Target Retirement Income Fund.
Each Fund may consider various non-financial factors, where applicable, through quantitative models or qualitative assessments, including, for example, third-party sustainability ratings or governance and risk-related factors. Any consideration of such factors is only one part of the investment process and may have little to no weight on investment decisions, whether on an individual security basis or in the context of overall portfolio construction.
37

Risk Factors

The following provides additional information about some of the Target Retirement Funds’ principal risks and supplements those risks discussed in each Fund's Summary section of this Prospectus. The Target Retirement Funds’ SAI provides more detail about these risks and other risks that each Fund may be subject to that are not considered to be primary risks.
The risks of each Target Retirement Fund correspond directly to the risks of the underlying affiliated funds in which each Target Retirement Fund invests. By investing in the underlying affiliated funds, each Target Retirement Fund has exposure to the risk of many different areas of the market. The degree to which the risks described below apply to a particular Target Retirement Fund varies according to the Fund’s asset allocation. The more a Target Retirement Fund is allocated to stock funds, the greater the expected risk. Target Retirement Funds also are subject to asset allocation risk (i.e., the risk that allocations will not produce intended results) and to management risk (i.e., the selection of underlying affiliated funds will not produce intended results).
By investing in the underlying affiliated funds, each Target Retirement Fund has exposure to the following risks. For purposes of this section, the term “Fund” also may include underlying affiliated funds.
Affiliated Fund Risk: Because a Fund may invest its assets in various underlying affiliated funds, its ability to achieve its investment objective depends largely on the performance of the underlying affiliated funds in which it invests. Each underlying affiliated fund in which a Fund may invest has its own investment risks, and those risks can affect the value of the underlying affiliated fund’s shares and, therefore, the value of a Fund’s investments. There can be no assurance that any underlying affiliated fund will achieve its investment objective. To the extent that a Fund invests more of its assets in one underlying affiliated fund than in another, the Fund will have greater exposure to the risks of that underlying affiliated fund. In addition, a Fund will bear a pro rata portion of the operating expenses of the underlying affiliated funds, which also are managed by the Adviser, in which it invests.
In managing a Fund that invests in underlying affiliated funds, the Adviser may have conflicts of interest in allocating the Fund’s assets among the various underlying affiliated funds. This is because the Adviser also manages and administers the underlying affiliated funds, and the fees paid by some of the underlying affiliated funds to the Adviser and/or its affiliates are higher than others.
Derivatives Risk: A Fund may invest in futures, options, swaps, and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, ETF, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses, underperformance, or missed opportunities; the risk that a Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose a Fund to the effects of leverage, which could increase a Fund’s market exposure, magnify investment risks and losses, and cause losses to be realized more quickly. In addition, current regulation may limit a Fund’s ability to invest in derivatives. There is no guarantee that derivative techniques will be employed or that they will work as intended, and their use could lower returns or even result in losses to a Fund.
ETF Risk: ETFs, which generally are registered investment companies, incur their own management fees and other expenses, such as trustees’ fees, operating expenses, registration fees, and marketing expenses, a proportionate share of which would be borne by the Fund. As a result, an investment by a Fund in an ETF could cause the Fund’s operating expenses to be higher and, in turn, its performance to be lower than if it were to invest directly in the securities held by the ETF. In addition, the Fund will be exposed indirectly to all of the risks of the securities held by the ETFs.
38

Risk Factors

Passive ETFs that invest in the securities and sectors contained in the indexes they seek to track do not attempt to take defensive positions in volatile or declining markets or under other conditions. Furthermore, such ETFs will be unable to duplicate exactly the performance of the underlying indexes they track.
The price of an ETF is determined by supply and demand. Thus, ETFs do not necessarily trade at their net asset value (“NAV”), which means their shares may trade at a premium or discount.
In addition, although ETFs generally are listed on securities exchanges, there can be no assurances that an ETF will continue to satisfy the listing qualifications or that an active trading market for such ETFs will be maintained. Secondary market trading in ETFs also may be halted by a national securities exchange because of market conditions or for other reasons.
Geopolitical/Natural Disaster Risk: Political and diplomatic events within the United States, including a contentious domestic political environment, changes in political party control of one or more branches of the U.S. government, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a U.S. government shutdown, and disagreements over, or threats not to increase, the U.S. government’s borrowing limit (or “debt ceiling”), as well as political and diplomatic events abroad, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. A downgrade of the ratings of U.S. government debt obligations, or concerns about the U.S. government’s credit quality in general, could have a substantial negative effect on the U.S. and global economies. Moreover, although the U.S. government has honored its credit obligations, there remains a possibility that the United States could default on its obligations. The consequences of such an unprecedented event are impossible to predict, but it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Fund’s investments. Similarly, environmental and public health risks, such as natural disasters or epidemics, or widespread fear that such events may occur, may impact markets and economies adversely and cause market volatility in both the short- and long-term.
Global Real Estate Securities and REITs Investment Risk: The value of a Fund’s investments in global real estate securities and REITs may decrease because of a decline in real estate values in domestic and/or foreign locations. Investing in REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate. Additionally, REITs are dependent upon the capabilities of the REIT manager(s), have limited diversification, and may be particularly sensitive to economic downturns or changes in interest rates, real estate values, cash flows of underlying real estate assets, occupancy rates, zoning laws, or tax laws. Because REITs are pooled investment vehicles that have expenses of their own, the Fund will indirectly bear its proportionate share of those expenses.
Information Technology and Operations Risk: Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The information technology and other operational systems upon which a Fund’s service providers rely may be subject to cyber attack or other technological disruptions, and could otherwise disrupt the ability of these service providers to perform essential tasks for the Fund. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.
Legislative Risk: A Fund is subject to legislative risk, which is the risk that new government policies may affect the value of the investments held by a Fund in ways we cannot anticipate and that such policies will have an adverse impact on the value of a Fund’s investments and a Fund’s NAV.
39

Risk Factors

Leveraging Risk: Leveraging risk is the risk associated with securities or practices that multiply small price movements into large changes in value. The more a Fund invests in leveraged instruments or strategies that use leveraged instruments, the more this leverage will magnify any losses on those investments.
Liquidity Risk: Certain securities held by a Fund may be difficult (or impossible) to sell at the time and at the price a Fund would like due to a variety of factors, including general market conditions, the perceived financial strength of the issuer, or specific restrictions on resale of the securities. Consequently, a Fund may have to hold these securities longer than it would like and may forgo other investment opportunities. It also is possible that a Fund could be prevented from realizing capital gains or could be forced to incur capital losses if the Adviser is unable to sell a position at the time or price of the Adviser’s choosing. Lack of liquidity may impact valuation of such securities and a Fund’s NAV adversely, especially during times of financial distress. In addition, a Fund may not be able to raise cash when needed or may be forced to sell other investments to raise cash, which could impact a Fund’s performance negatively. Infrequent trading of securities also may lead to an increase in price volatility. Liquidity is a general investment risk that potentially could impact any security, but funds that invest in privately placed securities, certain small-company securities, high-yield bonds, mortgage-backed or asset-backed securities, foreign or emerging-market securities, derivatives, or other structured investments, which all have experienced periods of illiquidity, generally are subject to greater liquidity risk than funds that do not invest in these types of securities.
Non-Diversification Risk: A non-diversified fund generally is permitted to invest a greater percentage of its assets in a single issuer or a more limited number of issuers than a diversified fund. For example, because a relatively high percentage of the total assets of an underlying fund may be invested in the securities of a single issuer or a limited number of issuers, the securities of this fund may be more sensitive to changes in the market value of a single issuer, a limited number of issuers, or large companies generally. Such a focused investment strategy may increase the volatility of the Fund’s investment results, because the Fund may be more susceptible to risks associated with a single issuer or economic, political, or regulatory events than a diversified fund.
Options Strategy Risk: A Fund could experience a loss in the options portion of the portfolio, particularly during periods when market values are increasing but market volatility is high. When it sells index or ETF call options, the Fund receives cash but limits its opportunity to profit from an increase in the market value of its stock portfolio. When the Fund purchases index or ETF put options, it risks the loss of the cash paid for the options. At times, the Fund may not own put options, which increases exposure to a market decline. When the Fund simultaneously buys index put options and also sells index put options to fund the purchases, resulting in an index put spread, the Fund has increased exposure to further market decline if the market price of the index falls below the strike price of the short index put option.
Over the Counter “OTC” Risk: OTC transactions involve risk in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets, or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Fund may experience difficulty in purchasing or selling these securities at a fair price.
Reallocation Risk: A Fund may change the allocation of its portfolio holdings on a frequent basis, which may result in high portfolio turnover. In purchasing and selling securities in order to reallocate the portfolio, a Fund will pay more in brokerage commissions than it would without a reallocation policy. A Fund may have a higher proportion of capital gains and a potentially lower return than a fund that does not have a reallocation policy.
40

Risk Factors

Tactical Allocation Risk: Each Fund has a targeted risk tolerance and a corresponding asset allocation target; however, mere asset allocation and volatility are not the sole determination of risk. We may tactically allocate away from the target allocation as market conditions and the perceived risks warrant.
To the extent a Target Retirement Fund has exposure to equity securities through investment in the underlying affiliated funds, it is subject to the following risks:
Dividend Payout Risk: A Fund is subject to dividend payout risk, which is the possibility that the companies in which it invests will reduce or eliminate dividends on the securities held by the Fund. Should many portfolio companies reduce or eliminate their dividend payments, the ability of the Fund to produce investment income to shareholders will be affected adversely.
Foreign Securities Risk: Investing in foreign companies, including ADRs and GDRs, involves certain special risks. There is the possibility that the value of a Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; changes to trade policies and trade disputes; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; less publicly available information about foreign issuers; difficulties in obtaining legal judgments; and foreign withholding taxes. Foreign investing may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. Three risks that require additional consideration are:
◼
Emerging Markets Risk: Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that generally are less economically diverse and mature than those in the United States and to political systems that may be less stable. Investments in emerging markets may be subject to the risk of abrupt and severe price declines and their financial markets often lack liquidity. In addition, emerging market countries may be more likely than developed countries to experience rapid and significant adverse developments in their political or economic structures. Emerging market economies also may be overly reliant on particular industries, and more vulnerable to shifts in international trade, trade barriers, and other protectionist or retaliatory measures. Governments in many emerging market countries participate to a significant degree in their economies and securities markets. Some emerging market countries restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or may nationalize or expropriate the assets of private companies. Emerging market countries also may be subject to high inflation and rapid currency devaluations and currency-hedging techniques may be unavailable in certain emerging market countries.
◼
Political Risk: Political risk includes a greater potential for coups d’état, revolts, and expropriation by governmental organizations.
◼
European Economic Risk: The economies of European Union (“EU”) member countries and their trading partners, as well as the broader global economy, may be adversely affected by, among other things, changes in the Euro’s exchange rate; changes in EU or governmental regulations on trade; geopolitical and other events, including acts of terrorism, tensions, war or other open conflicts; and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact the Fund’s investments and cause it to lose money. Events in Europe may continue to impact the economies of every European country and their economic partners. The ongoing Russia-Ukraine conflict, the resulting responses by the United States and other countries, and the potential for wider conflict have had, and could continue to have, severe adverse effects on regional and global economies and could further increase volatility and uncertainty in the global financial markets. In addition, uncertainties regarding the viability of the EU have impacted and may
41

Risk Factors

continue to impact regional and global markets. There are ongoing concerns regarding the United Kingdom’s withdrawal from the EU, commonly referred to as “Brexit,” as well as the impact this withdrawal may have on other economies of European countries and/or their sovereign debt. Withdrawals from the EU could cause significant regional and global market disruption, which may negatively impact the Fund’s investments and cause it to lose money.
General Market Risk: Because each Fund invests in stocks and other assets whose value is tied to stocks, they are subject to stock market risk. A company’s stock price in general may decline over short or even extended periods of time, regardless of the success or failure of a company’s operations. Stock markets tend to run in cycles, with periods when stock prices generally go up, and periods when stock prices generally go down. However, stock markets also can move up and down rapidly or unpredictably, based on overall economic conditions and other factors and may negatively impact Fund performance. Changes in the financial condition of a single issuer can impact a market as a whole and adverse market conditions may be prolonged and may not have the same impact on all types of securities. In addition, the markets may not favor a particular kind of security, including equity securities. Values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.
Market turmoil may be reflected in perceptions of economic uncertainty, price volatility in the equity and debt markets, and fluctuating trading liquidity. In response, governments may adopt a variety of fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and lower interest rates. These policies may not be successful, and any unexpected or quick reversal of these policies could increase volatility in the equity and debt markets. Market conditions and economic risks could have a significant effect on domestic and international economies, and could add significantly to the risks of increased volatility and decreased liquidity for the Funds' portfolio. Equity securities tend to be more volatile than debt securities.
Large-Capitalization Company Risk: Investments in large-capitalization companies may go in and out of favor based on market and economic conditions and may underperform other market segments. Some large-capitalization companies may be unable to respond quickly to new competitive challenges and attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large-capitalization companies could trail the returns on investments in stocks of small- and mid-capitalization companies.
Master Limited Partnerships (“MLPs”) Investment Risk: MLPs carry many of the risks inherent in investing in a partnership, including risks related to limited control and limited rights to vote on matters affecting the MLP and risks related to potential conflicts of interest between the MLP and the MLP’s general partner. Investing in MLPs also involves certain risks related to the underlying assets of the MLPs. MLPs generally are considered interest-rate sensitive investments, and during periods of interest rate volatility, may not provide attractive returns. MLPs operate in the energy sector and may be affected adversely by fluctuations in the prices and levels of supply and demand for energy commodities. MLPs also are subject to risks relating to their complex tax structure, including the risk that a change in current tax law or a change in the business of a given MLP could cause an MLP to lose its tax status as a partnership, which may reduce the value of the Fund’s investment in the MLP and lower income to the Fund.
Momentum Risk: Momentum entails investing more in securities that have recently had higher total returns and investing less in securities that have had lower total returns. These securities may be more volatile than a broad cross-section of securities, and momentum may be an indicator that a security’s price is peaking. Momentum can turn quickly and cause significant variation from other types of investments. A fund may experience significant losses if momentum stops, turns or otherwise behaves differently than predicted.
Precious Metals and Minerals Securities Risk: Because of commodity price volatility and the increased impact such volatility has on the profitability of precious metals and minerals companies,
42

Risk Factors

there are additional risks involved in investing in precious metals and minerals securities. However, since the market action of such securities has tended to move independently of the broader financial markets, the addition of precious metals and minerals securities to an investor’s portfolio may reduce overall fluctuations in portfolio value.
Small-Capitalization Company Risk: Small-capitalization company risk is the risk of investing in smaller, less well-known companies, as opposed to investing in established companies with proven track records. Small-capitalization companies may be more vulnerable than larger companies to adverse business or economic developments. Small-capitalization companies also may have limited product lines, markets, or financial resources. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market averages in general and, therefore, may involve greater risk than investing in the securities of larger companies. In addition, small-capitalization companies may not be well known to the investing public, may not have institutional ownership, and may have only cyclical, static, or moderate growth prospects.
Value Risk: Value investing entails investing in securities that are inexpensive (or “cheap”) relative to other stocks in the universe based on ratios such as earnings to price or book to price and shorting securities that are expensive based on the same ratios. There may be periods when value investing is out of favor, and during which the investment performance of a fund using a value strategy may suffer. In addition, value stocks are subject to the risks that their intrinsic value may never be realized by the market.
To the extent a Target Retirement Fund has exposure to fixed-income securities through investment in the underlying affiliated funds, it is subject to the following risks:
Credit Risk: Credit risk is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. Credit risk applies to all fixed-income securities in a Fund’s portfolio and may apply to certain other securities in which a Fund may invest. The COVID-19 pandemic and other market events may affect the creditworthiness of the issuer of a fixed-income security and may impair an issuer’s ability to timely meet its debt obligations as they come due.
When evaluating potential investments for a Fund, our analysts assess credit risk and its potential impact on the Fund’s portfolio. In addition, the credit rating agencies may provide estimates of the credit quality of the potential investment. The ratings may not take into account every risk that interest and/or principal will be repaid on a timely basis. Lower credit ratings typically correspond to higher credit risk and higher credit ratings typically correspond to lower perceived credit risk. Securities in the lowest-rated investment-grade category have speculative characteristics. Credit ratings do not provide assurance against default or other loss of money. Nevertheless, even investment-grade securities typically are subject to some credit risk. If a security has not received a rating, a Fund must rely entirely upon the Adviser’s credit assessment. To the extent a Fund invests in U.S. government securities, credit risk with respect to such investments will be limited.
If a fund purchases asset-backed or mortgage-backed securities that are “subordinated” to other interests in the same pool of assets, the fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. In addition, changes in the values of the properties backing the loans, as well as changes in interest rates, may have a greater effect on the delinquency, foreclosure, bankruptcy, and loss experience of the loans in the pool than on loans originated in a more traditional manner. In addition, instability in the markets for such securities may affect the liquidity of such securities, which means that a fund may be unable to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and a fund may incur greater losses on the sale of such securities than under more stable market conditions.
43

Risk Factors

Furthermore, instability and illiquidity in the market for lower-rated asset-backed or mortgage-backed securities may affect the overall market for such securities, thereby impacting the liquidity and value of higher-rated securities.
High-Yield/Junk Bond Risk: Fixed-income securities rated below investment grade (“junk” or high-yield bonds) should be regarded as speculative because their issuers are more susceptible to financial setbacks and recession than more creditworthy companies. High-yield bond issuers include small companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, and firms with heavy debt loads. Many issuers of high-yield securities have characteristics (including, but not limited to, high levels of debt, an untested business plan, significant competitive and technological challenges, legal and political risks) which cast doubt on their ability to honor their financial obligations. They may be unable to pay interest when due or return all the principal amount of their debt obligations at maturity. If the Fund invests in securities whose issuers develop unexpected credit problems, the Fund’s NAV could decline. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities.
Interest Rate Risk: As a mutual fund generally investing in bonds, a Fund is subject to the risk that the market value of the bonds in its portfolio will fluctuate because of changes in interest rates, changes in supply of and demand for investment securities, or other market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; and conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Duration is a measure that relates the expected price volatility of a bond to changes in interest rates. The duration of a bond may be shorter than or equal to the full maturity of a bond. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. Bonds with longer durations have more risk and will decrease in price as interest rates rise. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations.
◼
If interest rates increase, the yield of a Fund may increase and the market value of a Fund’s securities may decline, adversely affecting a Fund’s NAV and total return.
◼
If interest rates decrease, the yield of a Fund may decrease and the market value of a Fund’s securities may increase, which may increase a Fund’s NAV and total return.
Changes in government monetary policy, including changes in a central bank’s (e.g., the U.S. Federal Reserve (the “Fed”)) implementation of specific policy goals, may have a substantial impact on interest rates, which in turn can significantly impact the value of the Fund’s investments. There can be no assurance that a central bank’s policy will be continued, discontinued or changed, or that any such policy will have the desired effect. A central bank’s policy changes and related market speculation as to the timing of potential interest rate changes may expose fixed-income markets to heightened volatility and may reduce liquidity for certain Fund investments, causing the value of the Fund’s investments and share price to decline. For example, market developments and other factors, including a change in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets. Heavy redemptions of fixed-income mutual funds and decreased liquidity of fixed-income securities could hurt the Fund’s performance.
Prepayment Risk: There is a risk that prepayments of mortgage-backed securities in a Fund’s portfolio will require reinvestment at lower interest rates, resulting in less interest income to the Fund. Mortgagors generally may pay off mortgages without penalty before the due date. When
44

Risk Factors

mortgaged property is sold, which can occur at any time for a variety of reasons, the old mortgage usually is prepaid. Also, when mortgage interest rates fall far enough to make refinancing attractive, prepayments tend to accelerate. Prepayments require the Fund to reinvest principal at then-current interest rates, which often are lower than when the mortgages originally were issued. Reinvestment at lower rates tends to reduce the interest payments received by a Fund and, therefore, dividend payments available to shareholders. If reinvestment occurs at a higher level of interest rates, the opposite effect is true.
U.S. Government Sponsored Enterprises (“GSEs”) Risk: Securities issued by certain GSEs, such as MBS issued by the Government National Mortgage Association (“Ginnie Mae”), are backed by the full faith and credit of the U.S. government. Securities issued by other GSEs, such as the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal National Mortgage Association (“Fannie Mae”), are neither issued nor guaranteed by the U.S. Treasury. Rather, they are supported by the credit of the issuing agency, instrumentality or corporation. However, these securities typically have indirect support from the U.S. government through an ability to borrow from the U.S. Treasury, and the U.S. government is authorized to purchase the GSE's obligations. If a GSE defaults on its obligations, the Fund might not be able to recover its investment. While these arrangements are intended to ensure that Fannie Mae and Freddie Mac can continue to meet their obligations, it is possible that actions by the U.S. Treasury or others could adversely impact the value of a Fund’s investments in securities issued by Fannie Mae and Freddie Mac. In September of 2008, the U.S. Treasury placed Freddie Mac and Fannie Mae under conservatorship and appointed the Federal Housing Finance Agency (“FHFA”) as their regulator. Freddie Mac and Fannie Mae currently remain under conservatorship. In addition, the U.S. Treasury entered into purchase agreements with Freddie Mac and Fannie Mae to provide them with capital in exchange for senior preferred stock.
Additional Risk Factors. The Adviser may use several types of investment strategies in pursuing each Fund’s overall investment objective. The following risk is one that the Adviser does not consider to be a principal risk of each Fund. The statement of additional information (“SAI”) provides more detail about this risk and other risks that a Fund may be subject to that are not considered to be principal risks. You may request a copy of the Funds' SAI for more information.
Securities Lending Risk: Each Fund may lend portfolio securities to broker-dealers or other institutions on a fully collateralized basis. There is a risk of delay in recovering a loaned security and/or risk of loss in collateral if the borrower becomes insolvent. There also is risk of loss if the borrower defaults and fails to return the loaned securities. Each Fund could incur losses on the reinvestment of cash collateral from the loan, if the value of the short-term investments acquired with the cash collateral is less than the amount of cash collateral required to be returned to the borrower.
45

Description of Underlying Funds

The investments of each Target Retirement Fund are invested in underlying affiliated funds, and each Target Retirement Fund’s investment performance is directly related to the investment performance of these underlying affiliated funds. Many of these underlying affiliated funds may invest in a mix of securities of domestic and foreign issuers, investment-grade and high-yield bonds, and other securities. As a result, the target asset allocation of each Target Retirement Fund may differ from the actual securities held by the underlying affiliated funds.
Certain underlying affiliated funds have the ability to temporarily depart from their normal investment policies in response to extraordinary market, economic, political, or other conditions. In doing so, the underlying affiliated fund may succeed in avoiding losses, but may otherwise fail to achieve its investment objective, which in turn may prevent a Target Retirement Fund from achieving its investment objective.
The following table gives a brief description of the objective and principal investment strategy of the underlying affiliated funds. The table is not a complete list of the underlying affiliated funds in which the Target Retirement Funds may invest. The Adviser may invest the assets of each Target Retirement Fund in other underlying affiliated funds without notice or shareholder approval.
Additional investment practices are described in more detail under the Investment Objectives, Practices, Policies, and Risks in the Target Retirement Funds’ SAI and in each underlying affiliated fund’s prospectus.
Funds	Objective/Strategy
Victory Aggressive Growth Fund	seeks capital appreciation/primarily invests in equity securities of large companies selected for their growth potential
Victory Capital Growth Fund	seeks capital appreciation/primarily invests in U.S. and foreign equity securities that are believed to be the most attractive in the global marketplace
Victory Core Plus Intermediate Bond Fund	seeks high current income without undue risk to principal/80% in debt securities with a dollar weighted average portfolio maturity between three to 10 years
Victory Emerging Markets Fund	seeks capital appreciation/80% in equity securities of emerging market companies
Victory 500 Index Fund	seeks to match, before fees and expenses, the performance of the stocks composing the Victory US Large Cap 500 Index
Victory Global Managed Volatility Fund
seeks to attain long-term capital appreciation while attempting to reduce volatility during unfavorable market conditions/combines a portfolio of domestic and foreign equity securities (including emerging market companies)

Victory Government Securities Fund	provides investors a high level of current income consistent with preservation of principal/80% in government securities
Victory Growth Fund	seeks long-term growth of capital/invests in a diversified portfolio of equity securities selected for their growth potential
46

Description of Underlying Funds

Funds	Objective/Strategy
Victory Growth & Income Fund
seeks capital growth with a secondary investment objective of current income/invests primarily in equity securities that show the best potential for total return through a combination of capital growth and income

Victory High Income Fund	seeks attractive total return primarily through high current income and secondarily through capital appreciation/primarily invests in a broad-range of U.S. dollar denominated high-yield securities
Victory Income Fund	seeks maximum current income without undue risk to principal/primarily invests in U.S. dollar-denominated debt securities that have been selected for their high yields relative to the risk involved
Victory Income Stock Fund	seeks current income with prospect of increasing dividend income and potential for capital appreciation/80% in common stocks with at least 65% normally invested in companies that pay dividends
Victory Integrity Mid-Cap Value Fund	seeks to provide capital appreciation/80% in equity securities of mid-capitalization companies
Victory International Fund	seeks capital appreciation/80% in equity securities of foreign companies (including emerging market companies)
Victory Market Neutral Income Fund
high current income/a proprietary, “market neutral” investment strategy designed to seek income from its investments while
maintaining a low correlation to the foreign and domestic equity and bond markets

Victory Nasdaq 100 Index Fund	seeks to match, before fees and expenses, the performance of the stocks composing the Nasdaq 100 Index
Victory Precious Metals and Minerals Fund
seeks long-term capital appreciation and protect the purchasing power of your capital against inflation/80% in equity securities of domestic and foreign companies principally engaged in the
exploration, mining, or processing of gold and other precious metals and minerals

Victory RS International Fund
seeks to provide long-term capital appreciation/80% in common stocks and convertible securities issued by companies (1) organized, domiciled, or with a principal office outside of the United States, (2)
the securities of which primarily trade in a market located outside of the United States, or (3) that do a substantial amount of business outside of the United States, which the Adviser considers to be companies that derive at least 50% of their revenue or profits from business outside the United States or have at least 50% of their sales or assets outside the United States

47

Description of Underlying Funds

Funds	Objective/Strategy
Victory Pioneer International Equity Fund
seeks long-term capital growth/at least 80% of its total assets in equity securities of non-U.S. issuers, issuers may be located in both developed and emerging markets, the Fund’s assets will be invested in securities of companies domiciled in at least three different foreign countries

Victory Small Cap Stock Fund	seeks long-term growth of capital/80% in equity securities of companies with small market capitalizations
Victory Short-Term Bond Fund	seeks high current income consistent with preservation of principal/80% in a broad range of investment-grade debt securities with a dollar weighted average portfolio maturity of three years or less
Victory Target Managed Allocation Fund
seeks to maximize total return, primarily through capital
appreciation/invests primarily in U.S. and/or foreign (to include emerging markets) equity securities and fixed-income securities through investments in shares of other investment companies, including exchange-traded funds and hedge funds, and real estate securities, including real estate investment trusts

Victory Trivalent International Fund – Core Equity	seeks to provide long-term growth of capital/80% in equity securities of companies primarily in securities of companies in countries represented in the MSCI ACWI ex USA Index
Victory Ultra Short-Term Bond Fund
seeks to provide high current income consistent with preservation of principal/80% in investment-grade debt securities that have a dollar-weighted average portfolio maturity of 18 months (one and a half years) or less

Victory Value Fund	seeks long-term growth of capital/primarily invests in equity securities of companies considered to be undervalued
Victory World Equity Fund	seeks capital appreciation/invests primarily in equity securities of both foreign (including emerging markets) and domestic issuers
VictoryShares Core Intermediate Bond ETF
seeks high current income without undue risk to principal/at least
80% of its assets in debt securities and in derivatives and other instruments that have economic characteristics similar to such securities

VictoryShares Dividend Accelerator ETF
seeks to provide investment results that track the performance of the Nasdaq Victory Dividend Accelerator Index before fees and expenses/80% in securities included in the Nasdaq Victory Dividend
Accelerator Index

VictoryShares Emerging Markets Value Momentum ETF
seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Nasdaq Victory
Emerging Market Value Momentum Index/at least 80% in securities in this index, depositary receipts on securities in this index, and securities underlying depositary receipts in this index

48

Description of Underlying Funds

Funds	Objective/Strategy
VictoryShares Free Cash Flow ETF	seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Victory U.S. Large Cap Free Cash Flow Index
VictoryShares Free Cash Flow Growth ETF	seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Victory Free Cash Flow Growth Index
VictoryShares International Free Cash Flow ETF	seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Victory International Free Cash Flow Index
VictoryShares International Free Cash Flow Growth ETF	seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Victory International Growth Free Cash Flow Index
VictoryShares International Value Momentum ETF
seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Nasdaq Victory
International Value Momentum Index/at least 80% in securities in this index, depositary receipts on securities in this index, and securities underlying depositary receipts in this index

VictoryShares International Volatility Wtd ETF
seeks to provide investment results that track the performance of the Nasdaq Victory International 500 Volatility Weighted Index
before fees and expenses/80% directly or indirectly in the securities included in the Nasdaq Victory International 500 Volatility Weighted
Index

VictoryShares Pioneer Asset-Based Income ETF
seeks an attractive total return by investing primarily in debt instruments that are collateralized by or connected to specific underlying assets (“asset-based securities”). The asset-based securities in which the Fund invests derive cash flows from
corresponding and underlying assets

VictoryShares Short-Term Bond ETF
seeks high current income consistent with preservation of
principal/at least 80% in debt securities and in derivatives and other instruments that have economic characteristics similar to such securities

VictoryShares Small Cap Free Cash Flow ETF	seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Victory U.S. Small Cap Free Cash Flow Index
VictoryShares US 500 Volatility Wtd ETF
seeks to provide investment results that track the performance of the Nasdaq Victory US Large Cap 500 Volatility Weighted Index
before fees and expenses/80% directly or indirectly in the securities included in the Nasdaq Victory US Large Cap 500 Volatility
Weighted Index

49

Description of Underlying Funds

Funds	Objective/Strategy
VictoryShares US Multi-Factor Minimum Volatility ETF
seeks to provide investment results that track the performance of the Nasdaq Victory US Multi-Factor Minimum Volatility Index
before fees and expenses/80% in securities included in the Nasdaq
Victory US Multi-Factor Minimum Volatility Index

VictoryShares US Small Mid Cap Value Momentum ETF
seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Nasdaq Victory US
Small Mid Cap Value Momentum Index/at least 80% in securities in this index

VictoryShares US Value Momentum ETF	seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Nasdaq Victory US Value Momentum Index/at least 80% in securities in this index
VictoryShares WestEnd U.S. Sector ETF
seeks to provide capital appreciation/at least 80% of its assets in
U.S. equity securities of companies of any market capitalization size
(e.g., small-, mid-, or large-cap) that are classified in one or more
GICS® Sectors

50

Organization and Management of the Funds

The Funds' Board has the overall responsibility for overseeing the management of each Fund.
The Investment Adviser
The Adviser serves as the investment adviser to each of the Victory Funds pursuant to an investment advisory agreement and oversees the operations of the Funds according to investment policies and procedures adopted by the Board. The Adviser is a New York corporation that is registered as an investment adviser with the Securities and Exchange Commission (“SEC”). As of July 31, 2026, the Adviser managed and advised assets totaling in excess of $348.8 billion for individual and institutional clients. The Adviser’s principal address is 15935 La Cantera Parkway, San Antonio, TX 78256.
A discussion regarding the basis of the Board’s approval of the Funds' Advisory Agreement is available in each Fund's Form N-CSR for the most recent fiscal year ended April 30.
The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. The Adviser’s Victory Solutions platform is responsible for the day-to-day investment management of the Funds.
The Adviser provides investment management services to the Target Retirement Funds pursuant to an Advisory Agreement and receives no management fees for performing these investment management services. The Adviser does receive management fees as the investment adviser to the underlying affiliated funds.
See Fund Fees and Expenses in this Prospectus for information about any contractual agreement agreed to by the Adviser to reimburse expenses with respect to the Funds. From time to time, the Adviser also may voluntarily reimburse expenses in amounts exceeding those required to be reimbursed under any contractual agreement that may be in place with respect to the Funds.
Each Fund is authorized, although the Adviser has no present intention of using such authority, to use a “manager-of-managers” structure. The Adviser could select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of the Funds' assets. The Adviser would monitor each subadviser’s performance through quantitative and qualitative analysis and periodically report to the Board as to whether a subadviser’s agreement should be renewed, terminated, or modified. The Adviser also would be responsible for determining how the Funds' assets should be allocated to the subadvisers. The allocation for a subadviser could range from 0% to 100% of the Funds' assets, and the Adviser could change the allocations without shareholder approval.
Portfolio Management
Mannik S. Dhillon, CFA, CAIA, President, Investment Franchises & Solutions, has co-managed each Fund since 2019. Mr. Dhillon served as Victory Capital’s Head of Investment Solutions, Product, and Strategy from 2015-2017. He served as a managing director and head of manager research with Wilshire Associates, where he evaluated asset managers and led strategic consulting engagements from 2010-2015. He is a Chartered Financial Analyst (“CFA”) and Chartered Alternative Investment Analyst (“CAIA”).
Lance Humphrey, CFA, Senior Portfolio Manager and Head of Portfolio Management, VictoryShares and Solutions, has co-managed each Fund since 2018. Mr. Humphrey has 19 years of investment management experience, 12 of which were with the Fund’s prior investment adviser, USAA Asset Management Company, which was acquired by the Adviser’s parent company in 2019. He holds the Chartered Financial Analyst (“CFA”) designation and is a member of the CFA Society of San Antonio.
51

Organization and Management of the Funds

Lela Dunlap, CFA, Portfolio Manager, VictoryShares and Solutions, has co-managed each Fund since 2021. Ms. Dunlap has 19 years of investment management experience, five years of which were with USAA Asset Management Company, which was acquired by the Adviser’s parent company in 2019. She holds the CFA designation and is a member of the CFA Society of San Antonio.
The statement of additional information (“SAI”) provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Target Retirement Funds securities.
52

Investing with the Victory Funds

Opening an Account With the Funds
You may purchase shares directly from the Fund or through certain investment professionals (e.g., financial intermediaries) as described below. If you already have an account with us, you will not need to fill out another application to invest in another fund, including other funds managed by the Adviser (together with the Fund, we refer to these as the “Affiliated Funds” or so simply as the “Funds”), unless the registration is different or we need further information to verify your identity.
As required by federal law, we must obtain certain information from you prior to opening an account with us. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. You may be asked for a copy of your driver’s license, passport, or other identifying documents as part of this process which may be cross-referenced against a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. If we subsequently are unable to verify your identity within a reasonable time, we may close your account or take other appropriate action. If your account is closed for this reason, your shares will be redeemed at the next calculated NAV. We prohibit opening accounts for certain investors, including but not limited to, foreign financial institutions, shell banks, correspondent accounts for foreign shell banks, and correspondent accounts for foreign financial institutions. A “foreign shell bank” is a foreign bank without a physical presence in any country. A “correspondent account” is an account established for a foreign bank to receive deposits from, or to make payments or other disbursements on behalf of, the foreign bank, or to handle other financial transactions related to such foreign bank.
A Fund or any class may be closed at any time for failure to achieve an economical level of assets or for other reasons.
Each shareholder named on an account with us must provide a Social Security number or other taxpayer identification number to avoid “backup” tax withholding required by the Internal Revenue Code of 1986, as amended (the “Code”).
Paying for Your Initial Purchase
Shares of the Funds are only available for sale in the United States and certain other areas subject to U.S. jurisdiction and may not be offered for sale in non-U.S. jurisdictions, except as approved by the Adviser. Investors residing outside of the United States (except those with Air/Army Post Office (“APO”), Fleet Post Office (“FPO”), or Diplomatic Post Office (“DPO”) addresses) generally may not purchase shares of the Funds, even if they are U.S. citizens or lawful permanent residents.
If shares of a Fund are purchased through a retirement account or a financial intermediary, the policies and procedures relating to these purchases may differ from those discussed in this Prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other investment professional. For more information on these fees, check with your investment professional.
Minimum Investments
$500 or $50 with a $50 monthly systematic investment plan. However, a Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Purchasing Additional Shares
$50 minimum per transaction, per account. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.
53

Investing with the Victory Funds

Additional Information Regarding Financial Intermediaries
Your ability to purchase, exchange, redeem, and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include: minimum investment requirements, exchange policies, fund choices, cutoff time for investments, and trading restrictions.
In addition, your financial intermediary may charge a transaction or other fee for the purchase or sale of shares of the Fund. Those charges are retained by the financial intermediary and are not shared with us. Please contact your financial intermediary or plan sponsor for a complete description of its policies.
Copies of each Fund's annual report, semi-annual report, and SAI are available from your financial intermediary or plan sponsor.
Effective Date of Purchase
Purchase, exchange, and redemption requests are not processed until received in proper form. “Proper form” means actual receipt of the order along with all information and supporting documentation necessary to effect the transaction. Complete information may include any verification or confirmation of identity that the Funds' transfer agent or other authorized Fund agent may request. For purchase requests, “proper form” also generally includes receipt of sufficient funds to effect the purchase. Each Fund, its transfer agent, or any authorized Fund agent may, in its sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time. Financial intermediaries may have their own requirements for recognizing a transaction in proper form or good order. If you hold your shares through a financial intermediary, please contact them for specific proper form or good order requirements.
When you make a purchase, your purchase price will be the NAV per share next calculated after we or the financial intermediary receive your request in “proper form.” Each Fund’s NAV per share is calculated as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (“NYSE”) each day it is open for trading. If we or the financial intermediary receive your purchase request in proper form prior to that time, your purchase price will be the NAV per share calculated for that day. If we or the financial intermediary receive your purchase request in proper form after that time, the purchase price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.
The Funds or the Funds' Distributor or transfer agent may enter into agreements with Servicing Agents (such as financial intermediaries or plan sponsors), which hold shares of a Fund in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for shares of a Fund on a Fund’s behalf. Under these arrangements, a Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the respective Fund’s NAV per share next calculated after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time a Fund calculates its NAV.
Paying for Your Purchase
If you hold an account directly with a Fund and you plan to purchase shares from us with a check, the instrument must be written in U.S. dollars and drawn on a U.S. bank. If unclear or no instructions are provided with your check as to which fund the purchase was intended, we will make every effort to contact you to receive proper instructions. However, if we are unable to reach you within three business days of receipt of your check, we will deposit the funds in an existing or new Victory Treasury Money Market Trust account matching your existing registration. If we cannot locate an existing
54

Investing with the Victory Funds

account matching your registration, the check will be returned within three business days. Initial purchases into an account by electronic funds transfer or check may be held for up to 30 days before any redemptions may be processed. We do not accept the following foreign instruments: checks, money orders, traveler’s checks, or other similar instruments. In addition, we do not accept cash or coins. If you plan to purchase shares through a financial intermediary, please check with that financial intermediary regarding acceptable forms of payment.
Contacting the Victory Funds
The following features may be available to you to purchase, exchange, and redeem shares of a Fund you hold in an account opened directly with a Fund. Once you have an existing account, you can make additional investments at any time in any amount (subject to any minimums) in the following ways. All website transactions should be placed online at vcm.com.
◼
Internet Access
Review account information and make most account transactions. This includes making purchases, exchanges, and redemptions; reviewing account activity; checking balances; and more.
◼
Mobile Access
Review account information and make most account transactions.
◼
Telephone Access
To access account information and make account transactions, call toll free (800) 235-8396 during normal business hours to speak with a member service representative.
◼
Mail
If you would like to make a purchase or request a redemption by mail, send your written instructions to:
Regular Mail:
Victory Funds
P.O. Box 182903
Columbus, OH 43218-2903
Overnight Mail:
Use the following address ONLY for overnight packages:
Victory Funds
c/o FIS TA Operations
4249 Easton Way, Suite 400
Columbus, OH 43219
PHONE: (800) 235-8396
◼
Bank Wire
To add to your account or request a redemption by bank wire, visit the vcm.com website or call (800) 235-8396 for instructions. This helps to ensure that your account will be credited or debited promptly and correctly. Any commercial bank can transfer same-day funds by wire.
Although the transfer agent currently does not charge you for receiving same-day funds, it reserves the right to charge for this service in the future. Your bank may charge you for wiring same-day funds.
55

Investing with the Victory Funds

◼
Electronic Funds Transfer
Additional purchases on a regular basis may be deducted electronically from a bank account. To sign up for these services when opening an account, visit the vcm.com website or call (800) 235-8396 for assistance. Currently, the Fund does not charge a fee for electronic transfers, but it reserves the right to charge for this service in the future. Your originating bank may charge a fee for electronic transfers.
56

How to Exchange Shares

There may be limits on the ability to exchange between certain Victory Funds. You can obtain a list of Victory Funds available for exchange by calling (800) 235-8396 or by visiting VictoryFunds.com
The shares of any class of a Fund may be exchanged for the shares of any other class offered by the Fund or the same class, or any other class, of any other Victory Fund, either through your investment professional or directly through the Fund, subject to the conditions described below:
◼
To exchange between Victory Funds, the other Victory Fund you wish to exchange into must be eligible for exchange with your Fund.
◼
Shares of the Victory Fund selected for exchange must be available for sale in your state of residence.
If you have questions about these, or any of the Fund’s other exchange policies, please consult your customer service representative or your investment professional before requesting an exchange.
Before exchanging, you should read the prospectus of the Fund you wish to exchange into, which may be subject to different risks, fees, and expenses.
Other Exchange Rules You Should Know
If you have opened an account directly with a Fund, you may make exchanges on vcm.com. After we receive the exchange orders, the Fund’s transfer agent will simultaneously process exchange redemptions and purchases at the share prices next calculated pursuant to the procedures set forth herein. See Effective Date of Purchase for additional information. The investment minimums applicable to share purchases also apply to exchanges.
If you hold shares of a Fund in an account with a financial intermediary or plan sponsor, the policies and procedures on an exchange may differ from those discussed in this Prospectus. Additional fees also may apply to your investment in a Fund, including a transaction fee, if you buy, sell, or exchange shares of a Fund through a broker or other Investment Professional. For more information on these fees, check with your Investment Professional.
An exchange of Fund shares for shares of another Victory Fund constitutes a sale for tax purposes unless the exchange is made within an IRA or other tax-deferred account.
The Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. The Fund may terminate or modify the exchange privilege at any time upon 60 days’ notice to shareholders.
For information on how to exchange shares of a Fund that were purchased through your employer’s retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.
57

How to Sell Shares

Shareholders will receive a redemption price of the NAV per share next calculated after we receive the redemption request in “proper form” as provided under Effective Date of Purchase. If we receive the redemption request in proper form prior to the close of the NYSE’s regular trading session (generally 4 p.m. Eastern time), the redemption price will be the NAV per share calculated for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.
Under certain circumstances and when deemed to be in the Fund’s best interests, proceeds may not be sent to intermediaries for up to seven days after receipt of the redemption order.
There are a number of convenient ways to sell your shares.
If you have a direct account with a Fund, you may redeem shares of the Fund on the Internet, by telephone, or by mail on any day the NAV per share is calculated. You can use the same mailing addresses listed under the section titled How to Buy Shares.
◼
By Internet
Log on to your account using vcm.com and place your redemption request.
◼
By Telephone
Call toll free (800) 235-8396 during normal business hours. You have the following options for receiving your redemption proceeds:
◼
Mail a check to the address of record;
◼
Wire funds to a previously designated domestic financial institution;
◼
Mail a check to a previously designated alternate address; or
◼
Electronically transfer your redemption via EFT to a previously designated domestic financial institution.
Each Fund has undertaken certain authentication procedures regarding telephone transactions and will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.
◼
By Mail
Use the regular U.S. mail or overnight mail address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds.
◼
By Wire
If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call before the close of trading on the NYSE, your funds will be wired on the next business day.
◼
By Electronic Funds Transfer (“EFT”)
Normally, your redemptions will be processed on the same day, but will be processed on the next day if received after close of trading on the NYSE. It will be transferred by EFT as long as the transfer is to a domestic bank.
58

How to Sell Shares

Additional Information About Redemptions
Each Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).
Under normal market conditions, each Fund typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. Under deteriorating market conditions or market stress, the Fund also may borrow to meet redemption requests. A Fund and the other Affiliated Funds are limited as to the amount that each may individually and collectively borrow in these circumstances. As a result, borrowings available to a Fund may be insufficient to satisfy Fund redemption requests. In addition, each Fund reserves the right to honor redemption orders wholly or partly with in-kind distributions of Fund portfolio securities instead of cash.
If you hold shares of the Fund through an account directly with the Fund, the Fund typically expects to pay out redemption proceeds on the next business day after your order is received in proper form; however, it may take up to seven days to send your proceeds.
Payment for redemption of shares purchased by electronic funds transfer (“EFT”) or check will be sent after the EFT or check has cleared, which could take up to 30 days from the initial purchase date into the Fund and, for subsequent purchases into the Fund, seven business days from the purchase date.
If you choose to have your redemption proceeds mailed to you and either the U.S. Postal Service is unable to deliver the distribution check to you or the check remains outstanding for more than six months, the Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed redemption checks.
If you hold shares of the Fund with a financial intermediary, please contact your financial intermediary regarding redemption policies. Normally, a Fund transmits proceeds to intermediaries for redemption orders that are received in proper form on the next business day after receipt.
For federal income tax purposes, a redemption of shares of a Fund is a taxable event, upon which you may recognize a capital gain or loss (unless you hold the shares of the Fund in a tax-deferred account or are a tax-exempt investor). A capital gain or loss is based on the difference between your basis in the redeemed shares and the proceeds you receive upon their redemption. See Important Information About Taxes for information regarding basis election and reporting.
59

Information About Fees

Payments to Financial Intermediaries
Certain financial intermediaries perform recordkeeping, networking, administrative, sub-transfer agency, and shareholder services for their clients with respect to their investments in a Fund that otherwise would be performed by the Fund’s transfer agent or administrator and shareholder servicing agent.
In some circumstances, we, or one of our affiliates, will pay a financial intermediary for these services out of our own resources, including any profits from the advisory fees the Adviser receives from the Funds. In other circumstances, a Fund will pay a fee to the financial intermediary for performing those services. A Fund will not pay financial intermediaries more than it would pay its direct service providers for transfer agency, administration, and/or shareholder services. In cases where intermediary fees are higher due to differences in the services being provided or other factors, the additional amounts will be paid by us and/or the Distributor. In addition, these payments generally are based on either (1) a percentage of the average daily net assets of Fund shareholders’ accounts serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. The aggregate amount of these payments may be substantial.
In addition, we and the Funds' Distributor may make payments to intermediaries for various additional services, other expenses, and/or the financial intermediaries’ distribution of shares of a Fund. Such payments are sometimes referred to as “revenue sharing” and generally are negotiated with a financial intermediary on the basis of such factors as the number or value of shares of a Fund that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary.
We (and our affiliates) also may pay fixed fees for the listing of a Fund on a broker-dealer’s or financial intermediary’s system. Such payments are not considered to be revenue sharing payments.
60

Distributions and Taxes

Dividends and Other Distributions
As a shareholder, you are entitled to your share of net income and capital gains on a Fund’s investments. A Fund passes its earnings along to investors in the form of dividends. Dividends paid by the Fund represent the net income from dividends and interest earned on investments after expenses. The Fund will distribute short-term gains, as necessary; and if the Fund makes a long-term capital gain distribution, it normally is paid once a year in December.
Buying a dividend. You should check the Funds' distribution schedule before you invest.
If you buy shares of a Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

Each Target Retirement Fund, except for the Victory Target Retirement Income Fund, intends to pay distributions of net investment income (“dividends”) annually. The Victory Target Retirement Income Fund pays dividends quarterly. A Fund may make additional distributions to shareholders, or may not make a distribution, when considered appropriate or necessary. For example, a Fund could make one or more additional distributions to avoid the imposition of any federal income or excise taxes, or it may not make a distribution to limit returns of capital.
Any distribution made by a Fund will reduce the NAV per share of the class by the amount of the distribution on the ex-distribution date. You should consider carefully the effects of purchasing shares of a Fund shortly before any distribution. Some or all distributions may be subject to taxes.
Distributions can be received in one of the following ways. Please check with your Investment Professional if you are unsure of which option is right for you.
Reinvestment Option
Each Fund automatically reinvests all income dividends and capital gain distributions, if any, in additional shares of the Fund unless you request to receive those distributions in cash by way of check or by way of electronic funds transfer.
Directed Bank Account Option
When you choose to receive cash dividends by way of electronic funds transfer to your bank checking or savings account, we will send them to you after the distribution date each month. The share price will be the NAV per share of the class computed on the ex-distribution date.
Cash Option
If you elect to receive your distributions by check, and the distribution amount is $25 or less, the amount will automatically be reinvested in the Fund. Otherwise, a check will be mailed to you no later than seven days after the dividend payment date. If you choose to have your distribution proceeds mailed to you and either the U.S. Postal Service is unable to deliver the distribution check to you or the check remains outstanding for at least six months, the distribution option on your account will default to the reinvestment option as described above. Each Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed distribution checks. Each Fund will invest in your account any dividend or other distribution payment returned to the Fund by your financial institution at the current NAV per share.
Income Earned Option
You can automatically reinvest your dividends in additional Fund shares and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.
61

Distributions and Taxes

Directed Distributions Option
If you own shares in more than one Victory Mutual Fund, you may direct that dividends and/or capital gain distributions received from one Victory Mutual Fund be used to purchase shares automatically in the same class of another Victory Mutual Fund.
Important Information About Taxes
The tax information in this Prospectus is provided as general information. You should review the more detailed discussion of federal income tax considerations in the SAI and consult your tax adviser regarding the federal, state, local, or foreign tax consequences resulting from your investment in a Fund.

Treatment of the Fund
Each Fund, which is treated as a separate corporation for federal tax purposes, has qualified for each past taxable year, and intends to continue to qualify, for treatment as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). By doing so, each Fund (but not its shareholders) is relieved of federal income tax on the part of its investment company taxable income and net capital gain, if any, that it distributes to its shareholders.
Shareholder Taxation
◼
Distributions that shareholders receive from a Fund generally are subject to federal income tax and may be subject to state and/or local taxes.
◼
Dividends and distributions of net short-term gains are taxable to you as ordinary income, whether received in cash or reinvested in additional shares of a Fund or another Victory Mutual Fund.
◼
A portion of a Fund’s dividends (which is not expected to be substantial) may qualify for (1) the 50% dividends-received deduction available to corporations, and (2) the lower maximum federal income tax rates applicable to “qualified dividend income” of individuals and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy certain holding period and other restrictions with respect to their shares of a Fund—a maximum of 15% for a single shareholder with taxable income not exceeding $545,500 ($613,700 for married shareholders filing jointly) and 20% for those individual shareholders with taxable income exceeding those respective amounts (which are effective for 2026 and will be adjusted for inflation annually thereafter).
◼
Regardless of the length of time you have held shares of a Fund, distributions of net capital gains that a Fund realizes are taxable to you as long-term capital gains, whether received in cash or reinvested in additional shares of a Fund, and are taxed to individual shareholders at the 15% and 20% tax rates described above.
◼
You may realize a capital gain or loss for federal income tax purposes on a redemption or an exchange (which is treated like a redemption for those purposes) of shares of a Fund. Your gain or loss is based on the difference, if any, between your basis in the redeemed (or exchanged) shares and the redemption proceeds (or the aggregate NAV of the shares of the fund into which you exchange) you receive. Any capital gain an individual shareholder recognizes on a redemption or exchange of his or her shares of a Fund that have been held for more than one year will qualify for the 15% and 20% tax rates.
◼
An individual shareholder is subject to a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally includes taxable distributions a Fund pays and net gains realized on the redemption or exchange of shares of the Fund, or (2) the excess of his or her “modified adjusted gross income” over $200,000 (or $250,000 if married and filing jointly). This tax is in addition to any other taxes due on that income.
62

Distributions and Taxes

◼
Your basis in shares of a Fund that you acquired after December 31, 2011 (“Covered Shares”) will be determined in accordance with a Fund’s default method, which is average basis, unless you affirmatively elect in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method you elect (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.
◼
You should consult with your tax adviser to determine the best IRS-accepted basis determination method.
◼
A Fund may provide estimated capital gain distribution information through the website at vcm.com.
◼
Tax statements will be mailed from the Fund by mid-February showing the amounts and tax status of distributions made to you in the prior calendar year.
◼
Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.
◼
You should review the more detailed discussion of federal income tax considerations in the SAI and consult your tax adviser regarding the federal, state, local, or foreign tax consequences resulting from your investment in the Fund.
Taxpayer Identification and Backup Withholding
◼
Each shareholder named on an account with us must provide a Social Security number or other taxpayer identification number to avoid “backup” tax withholding required by the Code.
◼
Federal law requires each Fund to withhold and remit to the U.S. Treasury 24% of (1) dividends, capital gain distributions, and proceeds of redemptions, regardless of the extent to which gain or loss may be realized, otherwise payable to any individual shareholder who fails to furnish a Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any individual shareholder who underreports dividend or interest income or fails to certify that he or she is not subject to backup withholding.
◼
Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded. To avoid this withholding, you must certify on your application, or on a separate IRS Form W-9 supplied by the Funds' transfer agent, that your taxpayer identification number is correct and you currently are not subject to backup withholding.
63

Important Fund Policies and Other Information

Share Price Calculation
The price at which you purchase and redeem shares of a Fund is equal to the NAV per share calculated on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of a Fund’s assets (i.e., the value of its investments and other assets), deducting liabilities, and dividing by the number of shares outstanding. Shares of a Fund may be purchased and sold at the NAV per share without a sales charge. A Fund’s NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.
NAV=	Total Assets - Liabilities
Number of Shares Outstanding
Valuation of Securities
The Adviser, acting as the Valuation Designee, has established a Pricing and Liquidity Committee (the “Committee”); and subject to the Board’s oversight, the Committee administers and oversees a Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow a Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.
Each Target Retirement Fund’s NAV is calculated based upon the NAVs of the underlying affiliated funds in which the Target Retirement Funds invest, which are calculated on the same day and time as the NAV of the respective Target Retirement Fund. The assets of each underlying affiliated fund are valued generally by using available market quotations or at fair value as determined in good faith by or under the direction of the underlying fund’s valuation designee. The prospectuses for the underlying affiliated funds explain the circumstances under which those funds will use fair value pricing and the effects of doing so.
Customer Identification Program
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.
As a result, the Fund must obtain the following information for each person who opens a new account:
◼
Name;
◼
Date of birth (for individuals);
◼
Residential or business street address (although post office boxes are still permitted for mailing); and
◼
Social security number, taxpayer identification number, or other identifying number.
You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict
64

Important Fund Policies and Other Information

your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.
Statements and Reports
You will receive a periodic statement reflecting any transactions that affect the balance or registration of Fund shares in your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account’s statements. Share certificates are not issued. Twice a year, you will receive a financial report of the Fund. By February 15th of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.
Each Fund will report information to you annually concerning the tax status of your dividends and other distributions for federal income tax purposes. In addition, each Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. You should consult with your tax adviser to obtain more information about how the basis reporting law applies to you.
Shareholder Communications
In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, each household will receive a single copy of a Fund’s most recent shareholder reports, proxy statements, prospectuses, and their supplements, unless you have instructed us to the contrary. This eliminates duplicate copies and saves paper and postage costs for a Fund. However, if you would like to receive individual copies, please contact us; and they will be delivered promptly.
Portfolio Holdings Disclosure
A description of a Fund's policies and procedures with respect to the disclosure of a Fund's portfolio securities is available in a Fund's SAI, which is available upon request and on the Fund’s website at VictoryFunds.com.
IRA Distribution Fee
Each Fund may apply a distribution fee to all full IRA distributions, except for those due to death, disability, or divorce. Partial IRA distributions are not charged a distribution fee.
Account Balance
Victory Capital Transfer Agency, Inc., the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/UTMA account; (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in Affiliated Funds and (5) all IRAs (for the first year the account is open). The fee is not currently being assessed. The Fund will provide advance notice in the event it is assessed in the future.
65

Important Fund Policies and Other Information

Excessive Short-Term Trading
The Funds generally are not intended as short-term investment vehicles (except for the money market funds, Victory Short-Term Bond Fund, Victory Ultra Short-Term Bond Fund, and Victory Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as “market timing.”
Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the Funds can deter all excessive and short-term trading, the Board has adopted the following policies (except for the money market funds, Victory Short-Term Bond Fund, Victory Ultra Short-Term Bond Fund, and Victory Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing bona fide investors.
To deter such trading activities, the Funds’ policies and procedures state that:
◼
Each Fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.
◼
Each Fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by the Fund. Fair value pricing is used to adjust for “stale pricing” that may occur between the close of certain foreign exchanges or markets and the time when the Fund calculates its NAV per share. The use of fair value pricing is intended to deter investors who may be trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in a Fund using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a Fund’s NAV.
The Funds’ Right to Reject Purchase and Exchange Orders and Limit Trading in Accounts
The Funds’ main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons with a history of three short-term transactions within 90 days or less are suspected of market timing and the shareholder’s trading privileges (other than redemption of Fund shares) will be suspended. The Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, each Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund. For this purpose, a short-term transaction is a purchase or redemption of a Fund and, as applicable, a subsequent redemption or purchase of the same Fund, or an exchange of all or part of that same Fund.
The following transactions are exempt from the excessive short-term trading activity policies described above:
◼
Transactions in the money market funds, Victory Short-Term Bond Fund, Victory Ultra Short-Term Bond Fund, and Victory Tax Exempt Short-Term Fund;
◼
Purchases and sales pursuant to automatic investment or withdrawal plans;
◼
Purchases and sales made through Victory Capital 529 Education Savings Plan;
◼
Purchases and sales made in certain separately managed accounts in wrap fee programs;
◼
Purchases and sales by the Victory Target Retirement Funds, Victory Cornerstone Conservative
66

Important Fund Policies and Other Information

Fund, and/or Victory Cornerstone Equity Fund; and
◼
Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.
If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular Fund or all of the Funds.
The Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading. The Funds or the transfer agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.
The Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase shares of a Fund through financial intermediaries that establish omnibus accounts to invest in the Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The Funds subject to the short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the Funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or Funds will review net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.
We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary’s policies are determined by us to be at least as stringent as the Funds’ policy. For shares purchased through financial intermediaries there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.
Because of the increased costs to review underlying trading information, the Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.
Other Fund Rights
The Funds reserve the right to:
◼
Reject or restrict purchase or exchange orders when in the best interest of the Fund;
◼
Limit or discontinue the offering of shares of the Fund without notice to the shareholders;
◼
Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;
◼
Redeem some or all of its shares in kind when in the best interest of the Fund;
67

Important Fund Policies and Other Information

◼
Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);
◼
Redeem an account with less than $500, with certain limitations;
◼
Restrict or liquidate an account when necessary or appropriate to comply with federal law; and
◼
Discontinue or otherwise limit the opening of accounts with us.
Additional Information
Victory Portfolios III (the “Trust”) enters into contractual arrangements with various parties, including, among others, the Fund's adviser, transfer agent, and distributor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust or a Fund.
This Prospectus provides information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of a Fund. Neither this Prospectus nor the related SAI is intended to be, or should be read to give rise to, an agreement or contract between the Trust or a Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.
68

Financial Highlights

The following financial highlights tables are intended to help you understand each Target Retirement Fund’s financial performance over the past five years. Certain information reflects financial results for a single share of a Fund. Because the Target Retirement Funds invest in other funds, the Total Annual Fund Operating Expenses included in the Funds’ Fees and Expenses Table may not correlate to the ratio of expenses to average net assets in the financial highlights below. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Funds (assuming reinvestment of all income dividends and capital gain distributions).
The information has been derived from financial statements audited by Cohen & Company, Ltd., an independent registered public accounting firm, whose report, along with the Funds' financial statements, is included in each Fund’s Form N-CSR, which is available upon request. Information for the fiscal periods ended prior to April 30, 2025, was audited by the Fund’s former independent registered public accounting firm.
69

Victory Target Retirement Income Fund
	Fund Shares
For a Share Outstanding Throughout Each Period	Year Ended 4/30/26	Year Ended 4/30/25	Year Ended 4/30/24	4 Months Ended 4/30/23(a)	Year Ended 12/31/22	Year Ended 12/31/21
Net Asset Value, Beginning of Period	$10.93	$10.46	$10.18	$9.79	$11.68	$11.71
Investment Activities:
Net investment income (loss)(b)	0.42	0.40	0.36	0.08	0.29	0.38
Net realized and unrealized gains (losses)	1.05	0.52	0.36	0.37	(1.53)	0.37
Total from Investment Activities	1.47	0.92	0.72	0.45	(1.24)	0.75
Distributions to Shareholders from:
Net investment income	(0.41)	(0.40)	(0.36)	(0.06)	(0.29)	(0.38)
Net realized gains	(0.28)	(0.05)	(0.08)	—	(0.36)	(0.40)
Total Distributions	(0.69)	(0.45)	(0.44)	(0.06)	(0.65)	(0.78)
Net Asset Value, End of Period	$11.71	$10.93	$10.46	$10.18	$9.79	$11.68
Total Return(c),(d)	13.78%	8.93%	7.15%	4.56%	(10.64)%	6.48%
Ratios to Average Net Assets:
Net Expenses(e),(f)	0.04%	0.04%	0.04%	0.05%	0.04%	0.03%
Net Investment Income (Loss)(e)	3.63%	3.69%	3.51%	2.46%	2.75%	3.13%
Gross Expenses(e),(f)	0.04%	0.04%	0.04%	0.05%	0.04%	0.03%
Supplemental Data:
Net Assets at end of period (000's)	$693,225	$641,679	$640,851	$666,388	$656,998	$807,636
Portfolio Turnover(c)	10%	10%	5%	2%	13%	16%
(a)
Effective April 30, 2023, the Fund’s fiscal year-end changed from December 31 to April 30.
(b)
Per share net investment income (loss) has been calculated using the average daily shares method.
(c)
Not annualized for periods less than one year.
(d)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.
(e)
Annualized for periods less than one year.
(f)
Does not include acquired fund fees and expenses, if any.
70

Victory Target Retirement 2030 Fund
	Fund Shares
For a Share Outstanding Throughout Each Period	Year Ended 4/30/26	Year Ended 4/30/25	Year Ended 4/30/24	4 Months Ended 4/30/23(a)	Year Ended 12/31/22	Year Ended 12/31/21
Net Asset Value, Beginning of Period	$12.54	$11.98	$11.33	$10.71	$13.57	$13.03
Investment Activities:
Net investment income (loss)(b)	0.43	0.40	0.34	0.07	0.31	0.53
Net realized and unrealized gains (losses)	1.83	0.75	0.81	0.55	(2.15)	1.05
Total from Investment Activities	2.26	1.15	1.15	0.62	(1.84)	1.58
Distributions to Shareholders from:
Net investment income	(0.42)	(0.39)	(0.33)	—	(0.29)	(0.59)
Net realized gains	(0.48)	(0.20)	(0.17)	—	(0.73)	(0.45)
Total Distributions	(0.90)	(0.59)	(0.50)	—	(1.02)	(1.04)
Net Asset Value, End of Period	$13.90	$12.54	$11.98	$11.33	$10.71	$13.57
Total Return(c),(d)	18.39%	9.67%	10.25%	5.79%	(13.53)%	12.24%
Ratios to Average Net Assets:
Net Expenses(e),(f)	0.02%	0.03%	0.03%	0.03%	0.03%	0.02%
Net Investment Income (Loss)(e)	3.18%	3.13%	2.93%	1.78%	2.55%	3.79%
Gross Expenses(e),(f)	0.02%	0.03%	0.03%	0.04%	0.03%	0.02%
Supplemental Data:
Net Assets at end of period (000's)	$1,337,052	$1,207,250	$1,194,074	$1,176,156	$1,134,657	$1,387,522
Portfolio Turnover(c)	13%	10%	8%	2%	13%	18%
(a)
Effective April 30, 2023, the Fund’s fiscal year-end changed from December 31 to April 30.
(b)
Per share net investment income (loss) has been calculated using the average daily shares method.
(c)
Not annualized for periods less than one year.
(d)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.
(e)
Annualized for periods less than one year.
(f)
Does not include acquired fund fees and expenses, if any.
71

Victory Target Retirement 2040 Fund
	Fund Shares
For a Share Outstanding Throughout Each Period	Year Ended 4/30/26	Year Ended 4/30/25	Year Ended 4/30/24	4 Months Ended 4/30/23(a)	Year Ended 12/31/22	Year Ended 12/31/21
Net Asset Value, Beginning of Period	$13.12	$12.43	$11.42	$10.71	$13.98	$13.02
Investment Activities:
Net investment income (loss)(b)	0.38	0.36	0.30	0.05	0.31	0.60
Net realized and unrealized gains (losses)	2.65	0.90	1.19	0.66	(2.43)	1.45
Total from Investment Activities	3.03	1.26	1.49	0.71	(2.12)	2.05
Distributions to Shareholders from:
Net investment income	(0.37)	(0.35)	(0.30)	—	(0.29)	(0.67)
Net realized gains	(0.63)	(0.22)	(0.18)	—	(0.86)	(0.42)
Total Distributions	(1.00)	(0.57)	(0.48)	—	(1.15)	(1.09)
Net Asset Value, End of Period	$15.15	$13.12	$12.43	$11.42	$10.71	$13.98
Total Return(c),(d)	23.67%	10.16%	13.16%	6.63%	(15.15)%	15.88%
Ratios to Average Net Assets:
Net Expenses(e),(f)	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%
Net Investment Income (Loss)(e)	2.65%	2.70%	2.52%	1.30%	2.49%	4.18%
Gross Expenses(e),(f)	0.02%	0.02%	0.02%	0.03%	0.02%	0.02%
Supplemental Data:
Net Assets at end of period (000's)	$1,857,084	$1,566,202	$1,506,900	$1,408,101	$1,337,279	$1,644,252
Portfolio Turnover(c)	18%	12%	10%	2%	14%	16%
(a)
Effective April 30, 2023, the Fund’s fiscal year-end changed from December 31 to April 30.
(b)
Per share net investment income (loss) has been calculated using the average daily shares method.
(c)
Not annualized for periods less than one year.
(d)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.
(e)
Annualized for periods less than one year.
(f)
Does not include acquired fund fees and expenses, if any.
72

Victory Target Retirement 2050 Fund
	Fund Shares
For a Share Outstanding Throughout Each Period	Year Ended 4/30/26	Year Ended 4/30/25	Year Ended 4/30/24	4 Months Ended 4/30/23(a)	Year Ended 12/31/22	Year Ended 12/31/21
Net Asset Value, Beginning of Period	$13.79	$12.98	$11.70	$10.93	$14.51	$13.35
Investment Activities:
Net investment income (loss)(b)	0.34	0.33	0.27	0.04	0.30	0.65
Net realized and unrealized gains (losses)	3.33	0.99	1.43	0.73	(2.63)	1.69
Total from Investment Activities	3.67	1.32	1.70	0.77	(2.33)	2.34
Distributions to Shareholders from:
Net investment income	(0.33)	(0.34)	(0.25)	—	(0.28)	(0.69)
Net realized gains	(0.66)	(0.17)	(0.17)	—	(0.97)	(0.49)
Total Distributions	(0.99)	(0.51)	(0.42)	—	(1.25)	(1.18)
Net Asset Value, End of Period	$16.47	$13.79	$12.98	$11.70	$10.93	$14.51
Total Return(c),(d)	27.21%	10.20%	14.72%	7.04%	(16.00)%	17.71%
Ratios to Average Net Assets:
Net Expenses(e),(f)	0.02%	0.03%	0.03%	0.04%	0.03%	0.03%
Net Investment Income (Loss)(e)	2.19%	2.34%	2.19%	0.94%	2.41%	4.43%
Gross Expenses(e),(f)	0.02%	0.03%	0.03%	0.04%	0.03%	0.03%
Supplemental Data:
Net Assets at end of period (000's)	$1,203,414	$988,588	$943,822	$857,590	$808,938	$986,077
Portfolio Turnover(c)	18%	11%	9%	3%	13%	17%
(a)
Effective April 30, 2023, the Fund’s fiscal year-end changed from December 31 to April 30.
(b)
Per share net investment income (loss) has been calculated using the average daily shares method.
(c)
Not annualized for periods less than one year.
(d)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.
(e)
Annualized for periods less than one year.
(f)
Does not include acquired fund fees and expenses, if any.
73

Victory Target Retirement 2060 Fund
	Fund Shares
For a Share Outstanding Throughout Each Period	Year Ended 4/30/26	Year Ended 4/30/25	Year Ended 4/30/24	4 Months Ended 4/30/23(a)	Year Ended 12/31/22	Year Ended 12/31/21
Net Asset Value, Beginning of Period	$13.96	$13.06	$11.70	$10.92	$14.46	$13.17
Investment Activities:
Net investment income (loss)(b)	0.31	0.31	0.25	0.03	0.29	0.64
Net realized and unrealized gains (losses)	3.58	0.98	1.47	0.75	(2.63)	1.67
Total from Investment Activities	3.89	1.29	1.72	0.78	(2.34)	2.31
Distributions to Shareholders from:
Net investment income	(0.31)	(0.35)	(0.21)	—	(0.26)	(0.69)
Net realized gains	(0.57)	(0.04)	(0.15)	—	(0.94)	(0.33)
Total Distributions	(0.88)	(0.39)	(0.36)	—	(1.20)	(1.02)
Net Asset Value, End of Period	$16.97	$13.96	$13.06	$11.70	$10.92	$14.46
Total Return(c),(d)	28.41%	9.84%	14.87%	7.14%	(16.12)%	17.69%
Ratios to Average Net Assets:
Net Expenses(e),(f)	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Net Investment Income (Loss)(e)	1.96%	2.19%	2.04%	0.81%	2.27%	4.41%
Gross Expenses(e),(f)	0.10%	0.13%	0.15%	0.17%	0.14%	0.13%
Supplemental Data:
Net Assets at end of period (000's)	$188,634	$149,365	$138,936	$125,791	$116,698	$138,050
Portfolio Turnover(c)	16%	12%	9%	2%	9%	18%
(a)
Effective April 30, 2023, the Fund’s fiscal year-end changed from December 31 to April 30.
(b)
Per share net investment income (loss) has been calculated using the average daily shares method.
(c)
Not annualized for periods less than one year.
(d)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.
(e)
Annualized for periods less than one year.
(f)
Does not include acquired fund fees and expenses, if any.
74

75

76

77

87304-0926
By mail:
Victory Funds
P.O. Box 182903
Columbus, OH 43218-2903

P.O. Box 182903
Columbus, OH 43218-2903
Statement of Additional Information (“SAI”): A complete description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' SAI. The SAI has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference into this Prospectus, which means it is legally part of the prospectus.
Annual/Semi-Annual Reports and Form N-CSR: The Funds' annual and semi-annual reports to shareholders and Form N-CSR contain more information about the Funds' investments. The annual shareholder report also includes a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the most recent fiscal period. The Funds' Form N-CSR filings contain the Funds' annual and semi-annual financial statements.
How to Obtain Information: You may obtain a free copy of the SAI, annual and semi-annual reports and other information such as Fund financial statements and ask questions about the Funds or your accounts, online at VictoryFunds.com, by contacting the Funds at the following address or telephone number, or by contacting your financial intermediary.
By telephone:
Call Victory Funds at
(800) 235-8396
You also can obtain information about each Fund (including the SAI, other reports, and other information such as Fund financial statements) from the SEC on the SEC’s EDGAR database at sec.gov or, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov
Investment Company Act File No. 811-7852

September 1, 2026
Prospectus
Victory Ultra Short-Term Bond Fund
Fund Shares	Institutional Shares	Class A	Class C	Class R6
UUSTX	UUSIX	USBAX	—	URUSX
The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
vcm.com
(800) 235-8396

Victory Ultra Short-Term Bond Fund Summary
Investment Objective
The Victory Ultra Short-Term Bond Fund (the “Fund”) seeks to provide high current income consistent with preservation of principal.
Fund Fees and Expenses
The tables below describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in one or more Victory Funds. More information about these and other discounts is available under Investing with the Victory Funds on page 22 of the Fund’s prospectus, in Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries, and from your financial intermediary.
Shareholder Fees
(paid directly from your investment)
	Fund Shares	Institutional Shares	Class A	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of purchase or sale price)	None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees[1]	0.28%	0.29%	0.24%	0.28%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%	0.25%	0.00%
Other Expenses	0.33%	0.31%	1.49%	0.30%
Total Annual Fund Operating Expenses	0.61%	0.60%	1.98%	0.58%
Fee Waiver/Expense Reimbursement[2]	0.00%	0.00%	(1.13)%	(0.15)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	0.61%	0.60%	0.85%	0.43%
1
The management fee is comprised of a base fee (which is equal to an annualized rate of 0.24% of the Fund’s average daily net assets) and a performance adjustment. The performance adjustment is calculated separately for each share class on a monthly basis and is added to or subtracted from the base fee depending upon the performance of the respective share classes relative to the Lipper Ultra Short Obligations Funds Index. Assets and performance are each measured over a rolling 36-month period. The annual adjustment rate ranges from +/- 0-6 basis points (a basis point is 1/100th of a percentage point) of average daily net assets depending on the level of over/under-performance. The performance adjustment reflected in the management fee may differ from the over/under annual adjustment rate due to differences in average net assets for the fiscal reporting period and rolling 36-month performance period. See Organization and Management of the Fund section for a description of the performance adjustment.
2
Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual fund operating expenses (excluding certain items such as performance fee adjustments, acquired fund fees and expenses, if any, interest, taxes, brokerage commissions, capitalized expenses, and other extraordinary expenses) do not exceed an annual rate of 0.60%, 0.55%, 0.85%, and 0.39% of the Fund Shares, Institutional Shares, Class A, and Class R6, respectively, through at least August 31, 2027. The Adviser is permitted to recoup management fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. The amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund’s management fee. This agreement may only be terminated by the Fund’s Board of Trustees.
1

Victory Ultra Short-Term Bond Fund Summary
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or continue to hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Fund Shares	$62	$195	$340	$762
Institutional Shares	$61	$192	$335	$750
Class A	$87	$512	$963	$2,215
Class R6	$44	$171	$309	$711
The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the most recent fiscal year, the Fund's portfolio turnover rate was 62% of the average value of its portfolio.
Principal Investment Strategy
Under normal circumstances, the Fund invests at least 80% of its net assets in investment-grade debt securities and in derivatives and other instruments that have similar economic characteristics. The effective duration of the Fund is generally one year or less. The Fund invests primarily in U.S. dollar-denominated debt securities that may include, but are not limited to, obligations of U.S., state, and local governments, their agencies and instrumentalities; mortgage- and asset-backed securities; corporate debt securities; repurchase agreements; Yankee obligations; and other securities believed to have debt-like characteristics. The managers implement the Fund’s strategy by seeking to select securities that represent value at the time of purchase given current market conditions. Value is a combination of yield, credit quality, structure (maturity, coupon, redemption features), and liquidity. This 80% policy may be changed upon at least 60 days’ prior written notice to shareholders.
In addition, the Fund may invest up to 10% of its net assets in securities that at the time of purchase are below-investment-grade securities, which are sometimes referred to as high-yield or “junk” bonds.
Principal Risks
The Fund’s investments are subject to the following principal risks:
Debt Securities Risk – The value of a debt security or other income-producing security changes in response to various factors including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations. Other factors that may affect the value of debt securities include, among others, economic conditions, market events, public health crises, and responses by governments and companies to such developments. These and other
2

Victory Ultra Short-Term Bond Fund Summary
events may affect the creditworthiness of the issuer of a debt security and may impair an issuer’s ability to timely meet its debt obligations as they come due.
Credit Risk – The fixed-income securities in the Fund's portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor’s return. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk.
Management Risk – The Fund is actively managed, and the investment techniques and risk analyses used by the Fund’s portfolio managers may not produce the desired results.
Interest Rate Risk – The Fund is subject to the risk that the market value of the bonds in its portfolio will fluctuate because of changes in interest rates, changes in the supply of and demand for debt securities, and other market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Generally, the longer the duration of a bond, the greater its sensitivity is to interest rates. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations. The ability of an issuer of a debt security to repay principal prior to a security’s maturity can increase the security’s sensitivity to interest rate changes.
Decisions by the U.S. Federal Reserve (also known as the “Fed”) regarding interest rate and monetary policy, which can be difficult to predict and sometimes change direction suddenly in response to economic and market events, can have a significant effect on the value of fixed-income securities as well as the overall strength of the U.S. economy. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. As a result, the value of fixed-income securities may vary widely under certain market conditions.
High-Yield/Junk Bond Risk – Fixed-income securities rated below investment grade, also known as “junk” or high-yield bonds, generally entail greater economic, credit, and liquidity risk than investment-grade securities. Their prices may be more volatile, especially during economic downturns, financial setbacks, or liquidity events. High-yield securities also can involve a substantially greater risk of default than higher quality debt securities, and their values can decline significantly over short and longer periods of time.
Yankee Bonds Risk – Yankee obligations are dollar-denominated instruments that have been issued by foreign issuers in the U.S. capital markets and are subject to the same risks that pertain to domestic issues, notably credit risk, market risk, and liquidity risk. Yankee obligations are also subject to the imposition of foreign withholding taxes, the risks of expropriation or nationalization of foreign issuers, and certain sovereign risks.
Liquidity Risk – Market developments and other factors, including changes in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets. Heavy redemptions of fixed-income mutual funds and decreased liquidity from fixed-income securities could hurt the Fund’s performance. In addition, significant securities market disruptions, including economic, financial and public health crises, may lead to dislocation in the market for a variety of fixed-income securities (including municipal obligations), which can decrease liquidity and sharply reduce returns. Changes in government or central bank monetary policy may have a substantial and immediate impact on interest rates, which could result in losses to the Fund.
3

Victory Ultra Short-Term Bond Fund Summary
Legislative Risk – Changes in government policies may affect the value of the investments held by the Fund in ways we cannot anticipate, and such policies could have an adverse impact on the value of the Fund’s investments and the Fund’s net asset value.
Prepayment and Extension Risk – Mortgage-backed securities make regularly scheduled payments of principal along with interest payments. In addition, mortgagors generally have the option of paying off their mortgages without penalty at any time. For example, when a mortgaged property is sold, the old mortgage is usually prepaid. Also, when interest rates fall, the mortgagor may refinance the mortgage and prepay the old mortgage. A homeowner’s default on the mortgage also may cause a prepayment of the mortgage. This unpredictability of the mortgage’s cash flow is called prepayment risk. For the investor, prepayment risk usually means that principal is received at the least opportune time. For example, when interest rates fall, homeowners may find it advantageous to refinance their mortgages and prepay principal. In this case, the investor is forced to reinvest the principal at the current lower rate. On the other hand, when interest rates rise, homeowners generally will not refinance their mortgages and prepayments will fall. This causes the average life of the mortgage to extend and be more sensitive to interest rates, which is called extension risk. In addition, the amount of principal the investor has to invest in these higher interest rates is reduced.
Large Shareholder Risk – The actions by one large shareholder or multiple shareholders acting simultaneously may have an impact on the Fund and, therefore, indirectly on other shareholders. Shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.
Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. By itself, the Fund does not constitute a complete investment plan. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.
An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Investment Performance
The following bar chart and table are intended to help you understand some indication of the risks of investing in the Fund. The bar chart illustrates the Fund Shares' volatility by showing how performance has varied from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the share classes for the periods indicated compared to those of the Fund's regulatory broad-based securities market index the Fund's benchmark index, and an additional index of funds with similar investment objectives. The Bloomberg U.S. Aggregate Bond Index serves as the Fund's regulatory broad-based securities market index. We assume reinvestment of dividends and distributions.
Performance data for the classes varies based on differences in their fee and expense structures and reflects any expense limitations in effect during the periods shown. Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. The Fund’s most current performance information is available on the Fund’s website at vcm.com or by calling (800) 235-8396.
4

Victory Ultra Short-Term Bond Fund Summary
Calendar Year Returns for Fund Shares

8%
7%
6%
5%
4%
3%
2%
1%
0%
-1%
-2%
1.73%
1.51%
1.40%
4.37%
2.81%
0.80%
-0.68%
6.45%
6.20%
5.24%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter	5.35%	June 30, 2020
Lowest Quarter	-5.36%	March 31, 2020

Year-to-date return	1.85%	June 30, 2026

Average Annual Total Returns (For the Periods Ended December 31, 2025)	1 Year	5 Years	10 Years (or Life of Class)
FUND SHARES Before Taxes	5.24%	3.56%	2.96%
FUND SHARES After Taxes on Distributions	3.19%	2.07%	1.80%
FUND SHARES After Taxes on Distributions and Sale of Fund Shares	3.07%	2.08%	1.76%
INSTITUTIONAL SHARES Before Taxes	5.24%	3.61%	2.99%
CLASS A Before Taxes	4.96%	3.30%	3.55%[1]
CLASS R6 Before Taxes	5.41%	3.75%	3.32%[2]
Indices
Bloomberg U.S. Aggregate Bond Index reflects no deduction for fees, expenses, or taxes	7.30%	-0.36%	2.01%
Bloomberg U.S. Treasury Bellwethers 3 Month Index reflects no deduction for fees, expenses, or taxes	4.24%	3.22%	2.21%
Lipper Ultra Short Obligations Funds Index reflects no deduction for taxes	4.86%	3.29%	2.58%
1
Inception date of Class A is June 29, 2020.
2
Inception date of Class R6 is March 1, 2017.
5

Victory Ultra Short-Term Bond Fund Summary
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (“IRA”) or 401(k) plan, the after-tax returns shown in the table are not relevant to you. Please note that after-tax returns are only shown for the Fund Shares and may differ for each share class.
Management of the Fund
Investment Adviser
Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser.
The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. The portfolio managers primarily responsible for the day-to-day management of the Fund are members of the Adviser’s Victory Income Investors investment franchise.
Portfolio Management
	Title	Tenure with the Fund
James F. Jackson Jr., CFA	Chief Investment Officer, Head of Fixed Income Portfolio Management, and Senior Portfolio Manager	Since 2019
Brian W. Smith, CFA, CPA	Senior Portfolio Manager	Since 2018
Douglas J. Rollwitz, CFA, CPA	Portfolio Manager and Senior Fixed Income Research Analyst	Since 2018
R. Neal Graves, CFA, CPA	Senior Portfolio Manager	Since 2019
Zachary Winters, CFA	Portfolio Manager and Senior Fixed Income Research Analyst	Since 2025
Purchase and Sale of Fund Shares
Investment Minimums	Fund Shares	Institutional Shares	Class A	Class R6
Minimum Initial Investment	$3,000	$1,000,000	$2,500	None
Minimum Subsequent Investments	$50	None	$50	None
You may purchase or sell Fund Shares on any business day through vcm.com or by telephone at (800) 235-8396. You also may purchase or sell Fund Shares through certain other financial intermediaries. If you have opened an account directly with the Fund, you also may purchase and sell Fund Shares by mail at P.O. Box 182903, Columbus, OH 43218-2903. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Institutional Shares are not offered for sale directly to the general public. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.
For Class A shares, a $1,000 minimum initial purchase amount and a $50 minimum subsequent purchase amount apply for Individual Retirement Accounts (“IRAs”), gift/transfer to minor accounts, and purchases through automatic investment plans.
Certain broker-dealers and other financial intermediaries (such as a bank) may establish higher or lower minimum initial and subsequent investment amounts to which you may be subject if you invest through them.
6

Victory Ultra Short-Term Bond Fund Summary
Class R6 shares are available through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. Class R6 shares also are available to eligible investors as described in the prospectus. Please contact your plan administrator or recordkeeper to purchase or sell (redeem) shares from your retirement plan.
When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value (“NAV”) after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.
Tax Information
The Fund intends to make distributions that generally will be taxed to you as ordinary income or long-term capital gains, unless you are a tax-exempt investor or you invest through an IRA, 401(k) plan, or other tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions for investments in all share classes except the Class R6 shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.
7

Additional Fund Information

Victory Capital Management Inc., which we refer to as the “Adviser” throughout the Prospectus, manages the Fund.
The Fund is managed by the Adviser who also manages other funds, each having distinct investment management objectives, strategies, risks, and policies. Together, these funds are referred to in this Prospectus as the “Victory Funds” or, more simply, the “Funds.”
The Fund seeks to provide high current income consistent with preservation of principal. The Fund’s Board of Trustees (the “Board”) may change the investment objective without shareholder approval. The Fund will provide shareholders notice of any such change.
Under normal circumstances, the Fund invests at least 80% of its assets in investment-grade debt securities and in derivatives and other instruments that have similar economic characteristics. The effective duration of the Fund is generally one year or less. This 80% policy may be changed upon at least 60 days’ prior written notice to shareholders. In addition, the Fund may invest up to 10% of its net assets in securities that at the time of purchase are below-investment-grade securities, which are sometimes referred to as high-yield or “junk” bonds.
The Fund invests primarily in U.S. dollar-denominated debt securities and other securities believed to have debt-like characteristics. We independently assess credit risk and its impact on the Fund’s portfolio when evaluating potential investments for the Fund.
By diversifying the Fund’s portfolio through investing in securities of a large number of unrelated issuers, we attempt to reduce the Fund’s exposure to the risks of an investment in the securities of any one issuer or group of issuers.
The Fund is limited to 20% of its net assets invested in preferred, hybrid, and convertible securities.
The Fund invests in investment-grade securities, which include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, as well as securities rated or subject to a guarantee that is rated within the categories listed by at least one of the Nationally Recognized Statistical Rating Organizations (“NRSROs”) approved by the SEC, or unrated securities determined by the Adviser to be of comparable investment quality at the time of purchase. Below are the investment-grade credit ratings for two of the NRSROs:
Rating Agency	Long-Term Debt Securities	Short-Term Debt Securities
Moody’s Investors Service, Inc.	At least Baa3	At least Prime–3 or MIG 3/VMIG 3
S&P Global Ratings	At least BBB –	At least A–3 or SP–2
You will find more information about the above debt ratings in the Fund’s SAI.
The Fund may consider various non-financial factors, where applicable, through quantitative models or qualitative assessments, including, for example, third-party sustainability ratings or governance and risk-related factors. Any consideration of such factors is only one part of the investment process and may have little to no weight on investment decisions, whether on an individual security basis or in the context of overall portfolio construction.
The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies as a response to adverse market, economic, political, or other conditions. The effect of taking such a temporary defensive position is that the Fund may not achieve its investment objective.
8

Additional Fund Information

Victory Income Investors
We search for securities that represent value at the time of purchase given current market conditions. Value takes into consideration a combination of factors, including yield, credit quality, structure (maturity, coupon, and redemption features), and liquidity. We recognize value by simultaneously analyzing the interaction of these factors among the securities available in the market. We will sell a security if we become concerned about its credit risk, we are forced by market factors to raise money, or an attractive replacement is available.
9

Investments

The following describes the types of securities the Fund may purchase under normal market conditions to achieve its principal investment strategy. The Fund may not necessarily buy all of the securities listed below.
Bonds
A debt instrument representing the contractual obligation of an issuer to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) on a specified date. Bonds may be issued in a variety of forms and by different types of issuers, such as:
◼
Corporate debt securities – Bonds and other debt instruments issued by corporations and similar entities.
◼
Obligations of U.S., state, and local governments, their agencies and instrumentalities – In general, the debt obligations (of which some, but not all, are supported by the taxing power of the government) of certain governmental entities.
◼
Mortgage- and asset-backed securities – Generally, securities representing a pool of mortgages or other expected streams of payments, such as credit card receivables or automobile loans, which are packaged together and sold to investors who then are entitled to the payments of interest and principal. Types of mortgage-backed securities in which the Fund may invest include, but are not limited to, collateralized mortgage obligations (“CMO”), commercial mortgage-backed securities (“CMBS”), and interest-only CMBS.
Convertible Securities
Bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes, the credit quality of the issuer, and the price of the underlying common stock.
Debt Securities of Real Estate Investment Trusts (REITs)
Debt REITs own no physical property, but instead invest in property mortgages. These REITs loan money for mortgages to owners of real estate or purchase existing mortgages or mortgaged-backed securities. Their revenues are generated primarily by the interest that they earn on the mortgage loans.
Derivatives
The Fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies, or securities), including futures contracts, options contracts, and swaps, to manage its exposure to changes in securities prices and foreign currencies, in an effort to enhance income, and to protect the value of portfolio securities. The Fund also may use derivatives in circumstances where the portfolio managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.
Eurodollar and Yankee Obligations
Eurodollar and Yankee Obligations are dollar-denominated instruments that have been issued by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Eurodollar Obligations are issued outside the U.S. capital markets and Yankee Obligations are issued in the U.S. capital markets.
10

Investments

Hybrid Securities
A hybrid security is a single financial security that combines two or more different financial instruments. Hybrid securities, often referred to as “hybrids,” generally combine both debt and equity characteristics. The most common type of hybrid security is a convertible bond that has features of an ordinary bond but is heavily influenced by the price movements of the stock into which it is convertible.
Investment Companies
The Fund may invest in securities of other investment companies, including exchange-traded funds (“ETFs”), if those companies invest in securities consistent with the Fund's investment objective and policies. ETFs are investment companies the shares of which are bought and sold on a securities exchange.
Loan Interests and Direct Debt Instruments
Interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (in the case of loans and loan participations), to suppliers of goods or services (in the case of trade claims or other receivables), or to other parties. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal.
Money Market Instruments
Are short-term financing instruments, which can be converted easily to cash. Interbank loans (loans between banks), money market mutual funds, commercial paper, Treasury bills and securities lending and repurchase agreements, are all examples of money markets instruments.
Periodic Auction Reset Bonds
Bonds whose interest rates are reset periodically through an auction mechanism. Periodic auction reset bonds generally are subject to less interest rate risk than long-term fixed-rate debt instruments because the interest rate will be periodically reset in a market auction.
Preferred Stocks
An equity security of a company with a specified dividend that may or may not fluctuate. Preferred stocks rank after bonds and before common stocks in claims on income for dividend payments and on assets should the company be liquidated.
Repurchase Agreements
A transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller at an agreed upon price on an agreed upon date, the resale price of which reflects the purchase price plus an agreed upon market rate of interest.
Synthetic Securities
A security created by combining an intermediate or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice.
11

Investments

Additional Fund Strategies. The Adviser may use other types of investment strategies in pursuing the Fund's overall investment objective. The following describes the investment technique the Adviser may employ that is not considered to be a part of the Fund's principal investment strategies. Additional securities and techniques are described in the Fund's SAI.
Securities Lending
To enhance the return on its portfolio, the Fund may lend portfolio securities to brokers, dealers, and financial institutions to realize additional income under guidelines adopted by the Board. Each loan will be secured continuously by collateral in the form of cash, securities issued by the U.S. government or its agencies or instrumentalities.
12

Risk Factors

The following provides additional information about the Fund's principal risks and supplements the risks discussed in the Fund’s Summary section of this Prospectus.
Asset-Backed and Mortgage-Backed Securities Risk: Asset-backed securities (“ABS”) represent interests in pools of mortgages, loans, receivables, or other assets such as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. Mortgage-backed securities (“MBS”) are a type of asset-backed security that represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements.
During periods of falling interest rates, mortgage- and asset-backed securities, which typically provide the issuer with the right to call or prepay the security prior to maturity, may be called or prepaid, which may result in the Fund having to reinvest the proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of mortgage- and asset-backed securities may extend because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. As a result, mortgage-backed and asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market values during periods of rising interest rates. Prepayment rates are difficult to predict and the potential impact of prepayments on the value of a mortgage- or asset-backed security depends on the terms of the instrument and can result in significant volatility. The price of a mortgage-backed or asset-backed security also depends on the credit quality and adequacy of the underlying assets or collateral. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. Subprime mortgage loans, which typically are made to less creditworthy borrowers, have a higher risk of default than conventional mortgage loans. Therefore, mortgage-backed securities backed by subprime mortgage loans may suffer significantly greater declines in value due to defaults. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as “Ginnie Mae”), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as “Fannie Mae” and “Freddie Mac”), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.
Credit Risk: Credit risk is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer’s ability to make such payments will cause the price of that security to decline. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk and may apply to certain other securities in which the Fund may invest. The Fund accepts some credit risk as a recognized means to enhance investors’ return. Market events may affect the creditworthiness of the issuer of a fixed-income security and may impair an issuer’s ability to timely meet its debt obligations as they come due.
When evaluating potential investments for the Fund, our analysts independently assess credit risk and its potential impact on the Fund’s portfolio. In addition, credit rating agencies may provide estimates of the credit quality of the potential investment. The ratings may not take into account every risk that interest and/or principal will be repaid on a timely basis. Lower credit ratings typically correspond to higher perceived credit risk and higher credit ratings typically correspond to lower perceived credit risk. Securities in the lowest-rated investment-grade category have speculative characteristics. Credit
13

Risk Factors

ratings do not provide assurance against default or other loss of money. We attempt to minimize the Fund’s overall credit risk by primarily investing in fixed-income securities considered at least investment grade at the time of purchase. Nevertheless, even investment-grade securities typically are subject to some credit risk. We also attempt to minimize the Fund’s overall credit risk by diversifying the Fund’s investments across many securities with slightly different risk characteristics and across different economic sectors and geographic regions. Thus, if a random credit event should occur, such as a default, the Fund generally would suffer a smaller loss than if the Fund were concentrated in relatively large holdings with highly correlated risks. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment.
Derivatives Risk: The Fund may invest in futures, options, swaps, and other types of derivatives. Risks associated with derivatives include the risk that the derivative is not well-correlated with the security, index, ETFs, or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses, underperformance, or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; the risk of interest rate movements; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund’s market exposure, magnify investment risks and losses, and cause losses to be realized more quickly. In addition, current regulation may limit the Fund’s ability to invest in derivatives. There is no guarantee that derivative techniques will be employed or that they will work as intended, and their use could lower returns or even result in losses to the Fund.
ETF Risk: ETFs, which generally are registered investment companies, incur their own management fees and other expenses, such as trustees’ fees, operating expenses, registration fees, and marketing expenses, a proportionate share of which would be borne by the Fund. As a result, an investment by the Fund in an ETF could cause the Fund’s operating expenses to be higher and, in turn, its performance to be lower than if it were to invest directly in the securities held by the ETF. In addition, the Fund will be exposed indirectly to all of the risks of the securities held by the ETFs.
Passive ETFs that invest in the securities and sectors contained in the indexes they seek to track do not attempt to take defensive positions in volatile or declining markets or under other conditions. Furthermore, such ETFs will be unable to duplicate exactly the performance of the underlying indexes they track.
The price of an ETF is determined by supply and demand. Thus, ETFs do not necessarily trade at their NAV, which means their shares may trade at a premium or discount.
In addition, although ETFs generally are listed on securities exchanges, there can be no assurances that an ETF will continue to satisfy the listing qualifications or that an active trading market for such ETFs will be maintained. Secondary market trading in ETFs also may be halted by a national securities exchange because of market conditions or for other reasons.
Geopolitical/Natural Disaster Risk: Political and diplomatic events within the United States, including a contentious domestic political environment, changes in political party control of one or more branches of the U.S. government, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a U.S. government shutdown, and disagreements over, or threats not to increase, the U.S. government’s borrowing limit (or “debt ceiling”), as well as political and diplomatic events abroad, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. A downgrade of the ratings of U.S. government debt obligations, or concerns about the U.S. government’s credit quality in general, could have a substantial negative effect on the U.S. and global economies. Moreover, although the U.S. government has honored its credit obligations, there remains a possibility that the United States could default on its obligations. The consequences of such an unprecedented event are impossible to predict, but it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value
14

Risk Factors

of the Fund’s investments. Similarly, environmental and public health risks, such as natural disasters or epidemics, or widespread fear that such events may occur, may impact markets and economies adversely and cause market volatility in both the short- and long-term.
High-Yield/Junk Bond Risk: Fixed-income securities rated below investment grade (“junk” or high-yield bonds) should be regarded as speculative because their issuers are more susceptible to financial setbacks and recession than more creditworthy companies. High-yield bond issuers include small companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, and firms with heavy debt loads. Many issuers of high-yield securities have characteristics (including, but not limited to, high levels of debt, an untested business plan, significant competitive and technological challenges, legal and political risks) which cast doubt on their ability to honor their financial obligations. They may be unable to pay interest when due or return all the principal amount of their debt obligations at maturity. If the Fund invests in securities whose issuers develop unexpected credit problems, the Fund’s NAV could decline. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities.
Information Technology and Operations Risk: Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The information technology and other operational systems upon which a Fund’s service providers rely may be subject to cyber attack or other technological disruptions, and could otherwise disrupt the ability of these service providers to perform essential tasks for the Fund. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.
Interest Rate Risk: The Fund is subject to the risk that the market value of the bonds in its portfolio will fluctuate because of changes in interest rates, changes in supply of and demand for investment securities, or other market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; and conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Duration is a measure that relates the expected price volatility of a bond to changes in interest rates. The duration of a bond may be shorter than or equal to the full maturity of a bond. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. Bonds with longer durations have more risk and will decrease in price as interest rates rise. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations.
◼
If interest rates increase, the yield of the Fund may increase and the market value of the Fund’s securities may decline, adversely affecting the Fund’s NAV and total return.
◼
If interest rates decrease, the yield of the Fund may decrease and the market value of the Fund’s securities may increase, which may increase the Fund’s NAV and total return.
Changes in government monetary policy, including changes in a central bank’s (e.g., the U.S. Federal Reserve (the “Fed”)) implementation of specific policy goals, may have a substantial impact on interest rates, which in turn can significantly impact the value of the Fund’s investments. There can be no assurance that a central bank’s policy will be continued, discontinued or changed, or that any such policy will have the desired effect. A central bank’s policy changes and related market speculation as to the timing of potential interest rate changes may expose fixed-income markets to heightened
15

Risk Factors

volatility and may reduce liquidity for certain Fund investments, causing the value of the Fund’s investments and share price to decline. For example, market developments and other factors, including a change in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets. Heavy redemptions of fixed-income mutual funds and decreased liquidity of fixed-income securities could hurt the Fund’s performance.
Large Shareholder Risk: The Fund, like all mutual funds, pools the investments of many investors. Actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. For example, significant levels of new investments in the Fund by shareholders may cause the Fund to have more cash than would otherwise be the case, which might have a positive or negative impact on Fund performance. Similarly, redemption activity might cause the Fund to sell portfolio securities, which may increase transaction costs and might generate a capital gain or loss, or cause it to borrow funds on a short-term basis to cover redemptions, which would cause the Fund to incur costs that, in effect, would be borne by all shareholders, not just the redeeming shareholders. Shareholder purchase and redemption activity also may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.
Legislative Risk: The Fund is subject to legislative risk, which is the risk that new government policies may affect the value of the investments held by the Fund in ways we cannot anticipate and that such policies will have an adverse impact on the value of the Fund’s investments and the Fund’s NAV.
Liquidity Risk: Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Fund would like due to a variety of factors, including general market conditions, the perceived financial strength of the issuer, or specific restrictions on resale of the securities. Consequently, the Fund may have to hold these securities longer than it would like and may forgo other investment opportunities. It also is possible that the Fund could be prevented from realizing capital gains or could be forced to incur capital losses if the Adviser is unable to sell a position at the time or price of the Adviser’s choosing. Lack of liquidity may impact valuation of such securities and the Fund’s NAV adversely, especially during times of financial distress. In addition, the Fund may not be able to raise cash when needed or may be forced to sell other investments to raise cash, which could impact the Fund’s performance negatively. Infrequent trading of securities also may lead to an increase in price volatility. Liquidity is a general investment risk that potentially could impact any security, but funds that invest in privately placed securities, certain small-company securities, high-yield bonds, mortgage-backed or asset-backed securities, foreign or emerging-market securities, derivatives, or other structured investments, which all have experienced periods of illiquidity, generally are subject to greater liquidity risk than funds that do not invest in these types of securities.
Market Risk: The Fund is subject to market risk, which is the possibility that the value of the Fund’s investments will decline regardless of the success or failure of a company’s operations. A company’s stock and bond prices in general may decline over short or even extended periods, regardless of the success or failure of a company’s operations. Markets tend to run in cycles, with periods when prices generally go up and periods when prices generally go down. Equity securities tend to be more volatile than debt securities.
Prepayment and Extension Risk: As a mutual fund investing in mortgage-backed securities, the Fund is subject to prepayment risk for these securities, which is the possibility that prepayments of mortgage-backed securities in the Fund’s portfolio will require reinvestment at lower interest rates, resulting in less interest income to the Fund. Mortgage-backed securities pay regularly scheduled
16

Risk Factors

payments of principal along with interest payments. In addition, mortgagors generally have the option of paying off their mortgages without penalty at any time. For example, when a mortgaged property is sold, the old mortgage is usually prepaid. Also, when interest rates fall, the mortgagor may refinance the mortgage and prepay the old mortgage. A homeowner’s default on the mortgage also may cause a prepayment of the mortgage. This unpredictability of the mortgage’s cash flow is called prepayment risk. For the investor, prepayment risk usually means that principal is received at the least opportune time. For example, when interest rates fall, homeowners will find it advantageous to refinance their mortgages and prepay principal. In this case, the investor is forced to reinvest the principal at the current, lower rates.
Reinvestment at lower rates tends to reduce the interest payments received by the Fund and, therefore, the size of the dividend payments available to shareholders. On the other hand, when interest rates rise, homeowners generally will not refinance their mortgages and prepayments will fall. This causes the average life of the mortgage to extend and be more sensitive to interest rates, which is sometimes called extension risk. In addition, the amount of principal the investor has to invest in these higher interest rates is reduced.
Redemption Risk: The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund's performance. Market developments and other factors, including changes in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. The market making capacity of dealers has been reduced in recent years, in part as a result of structural changes, such as fewer proprietary trading desks at broker-dealers and increased regulatory capital requirements. In addition, significant securities market disruptions may lead to dislocation in the market for a variety of fixed-income securities (including, without limitation, commercial paper, corporate debt securities, certificates of deposit, asset-backed debt securities, and municipal obligations), which can decrease liquidity and sharply reduce returns. Increased redemptions from mutual funds that hold large amounts of fixed-income securities, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets.
Real Estate Investment Trusts (“REITs”) Investment Risk: There is a risk that the Fund’s investment in REITs will decrease because of a decline in real estate values. Investing in REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate. Additionally, REITs are dependent upon the capabilities of the REIT manager(s), have limited diversification, may be particularly sensitive to economic downturns or changes in interest rates, real estate values, cash flows of underlying real estate assets, occupancy rates, zoning laws, and tax laws. Because REITs are pooled investment vehicles that have expenses of their own, the Fund will indirectly bear its proportionate share of those expenses.
Repurchase Agreement Risk: Repurchase agreements carry several risks. Although transactions must be fully collateralized at all times, they generally create leverage and involve some counterparty risk to the Fund, in that a defaulting counterparty could delay or prevent the Fund’s recovery of collateral. For example, if the other party to a repurchase agreement defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value of the security declines, the Fund may suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price.
17

Risk Factors

Yankee Bonds Risk: Yankee obligations are dollar-denominated instruments that have been issued by foreign issuers in the U.S. capital markets and are subject to the same risks that pertain to domestic issues, notably credit risk, market risk, and liquidity risk. To a limited extent, Yankee obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from leaving the country. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.
U.S. Government Sponsored Enterprises (“GSEs”) Risk: Securities issued by certain GSEs, such as MBS issued by the Government National Mortgage Association (“Ginnie Mae”), are backed by the full faith and credit of the U.S. government. Securities issued by other GSEs, such as the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal National Mortgage Association (“Fannie Mae”), are neither issued nor guaranteed by the U.S. Treasury. Rather, they are supported by the credit of the issuing agency, instrumentality or corporation. However, these securities typically have indirect support from the U.S. government through an ability to borrow from the U.S. Treasury, and the U.S. government is authorized to purchase the GSE's obligations. If a GSE defaults on its obligations, the Fund might not be able to recover its investment. While these arrangements are intended to ensure that Fannie Mae and Freddie Mac can continue to meet their obligations, it is possible that actions by the U.S. Treasury or others could adversely impact the value of a Fund’s investments in securities issued by Fannie Mae and Freddie Mac. In September of 2008, the U.S. Treasury placed Freddie Mac and Fannie Mae under conservatorship and appointed the Federal Housing Finance Agency (“FHFA”) as their regulator. Freddie Mac and Fannie Mae currently remain under conservatorship. In addition, the U.S. Treasury entered into purchase agreements with Freddie Mac and Fannie Mae to provide them with capital in exchange for senior preferred stock. While these arrangements are intended to ensure that Fannie Mae and Freddie Mac can continue to meet their obligations, it is possible that actions by the U.S. Treasury, FHFA, or others could adversely impact the value of the Fund’s investments in securities issued by Fannie Mae and Freddie Mac.
Additional Risk Factors. The Adviser may use several types of investment strategies in pursuing the Fund's overall investment objective. The following risk is that which the Adviser does not consider to be a principal risk of the Fund. The SAI provides more detail about this risk and other risks that a Fund may be subject to that are not considered to be principal risks. You may request a copy of the Fund's SAI for more information.
Securities Lending Risk: The Fund may lend portfolio securities to broker-dealers or other institutions on a fully collateralized basis. There is a risk of delay in recovering a loaned security and/or risk of loss in collateral if the borrower becomes insolvent. There also is risk of loss if the borrower defaults and fails to return the loaned securities. The Fund could incur losses on the reinvestment of cash collateral from the loan, if the value of the short-term investments acquired with the cash collateral is less than the amount of cash collateral required to be returned to the borrower.
18

Organization and Management of the Fund

The Fund's Board has the overall responsibility for overseeing the management of the Fund.
The Investment Adviser
The Adviser serves as the investment adviser to each of the Victory Funds pursuant to an investment advisory agreement and oversees the operations of the Fund according to investment policies and procedures adopted by the Board. The Adviser is a New York corporation that is registered as an investment adviser with the Securities and Exchange Commission (“SEC”). As of July 31, 2026, the Adviser managed and advised assets totaling in excess of $348.8 billion for individual and institutional clients. The Adviser’s principal address is 15935 La Cantera Parkway, San Antonio, TX 78256.
A discussion regarding the basis of the Board’s approval of the Fund's Advisory Agreement is available in the Fund's Form N-CSR for the most recent fiscal year ended April 30.
The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. Victory Income Investors, a Victory Capital investment franchise, is responsible for the day-to-day investment management of the Fund.
The Fund’s investment management fee is comprised of a base investment management fee and a performance adjustment. The base investment management fee, which is accrued daily and paid monthly, is equal to an annualized rate of 0.24% of the Fund’s average daily net assets.
The performance adjustment is calculated separately for each share class on a monthly basis and will be added to or subtracted from the base investment management fee depending upon the performance of the respective share class relative to the performance of a Lipper Index over the performance period. The performance adjustment for each class is calculated monthly by comparing the Fund’s performance to that of the Lipper Ultra Short Obligations Funds Index, which measures the performance of funds tracked by Lipper that invest at least 65% of their assets in investment-grade debt issues, or better, and maintain a portfolio dollar-weighted average maturity between 91 days and 365 days. The performance period for each share class consists of the current month plus the previous 35 months. The adjustment rate is determined as referenced in the following chart:
Over/Under Performance Relative to Index (in basis points)[1]	Annual Adjustment Rate (in basis points as a percentage of the Fund’s average daily net assets)
+/– 20 to 50	+/– 4
+/– 51 to 100	+/– 5
+/– 101 and greater	+/– 6
1 Based on the difference between the average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.
To determine the amount of the performance adjustment, the annual performance adjustment rate is multiplied by the average daily net assets of each respective share class over the entire performance period, which then is multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount then is added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base investment management fee.
Under the performance fee arrangement, each share class of the Fund pays a positive performance fee adjustment for a performance period whenever the share class outperforms the Lipper Ultra Short Obligations Funds Index over that period, even if the share class had overall negative returns during the performance period.
19

Organization and Management of the Fund

The performance adjustment may have a disproportionate impact on the performance of a share class with a smaller level of assets compared to the Fund’s other share classes with larger asset levels.
For the fiscal year ended April 30, 2026, performance adjustments were 0.04%, 0.05%, and 0.04% for Fund Shares, Institutional Shares, and Class R6, respectively, and no impact to Class A. The performance adjustment rate, if any, included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36-month performance period.
See Fund Fees and Expenses in this Prospectus for information about any contractual agreement agreed to by the Adviser to waive fees and/or reimburse expenses with respect to the Fund. From time to time, the Adviser also may voluntarily waive fees and/or reimburse expenses in amounts exceeding those required to be waived or reimbursed under any contractual agreement that may be in place with respect to the Fund.
The Fund is authorized, although the Adviser has no present intention of using such authority, to use a “manager-of-managers” structure. The Adviser could select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of the Fund's assets. The Adviser would monitor each subadviser’s performance through quantitative and qualitative analysis and periodically report to the Board as to whether a subadviser’s agreement should be renewed, terminated, or modified. The Adviser also would be responsible for determining how the Fund's assets should be allocated to the subadvisers. The allocation for a subadviser could range from 0% to 100% of the Fund's assets, and the Adviser could change the allocations without shareholder approval.
Portfolio Management
James F. Jackson, Jr., CFA, Chief Investment Officer, Head of Fixed Income Portfolio Management with Victory Income Investors, a Victory Capital investment franchise, and Senior Portfolio Manager, has co-managed the Fund since 2019. Mr. Jackson has 26 years of investment management experience including 10 years with USAA Asset Management Company (“AMCO”), which was acquired by the Adviser’s parent company in 2019. Education: M.B.A. with High Distinction, Ross School of Business, University of Michigan; B.S., United States Naval Academy. He is a CFA Charterholder and a member of both the CFA Institute and the CFA Society of San Antonio.
Brian W. Smith, CFA, CPA, Senior Portfolio Manager, Victory Income Investors, a Victory Capital investment franchise, has co-managed the Fund since 2018. Mr. Smith has 27 years of investment management experience including 20 years with AMCO, which was acquired by the Adviser’s parent company in 2019. Education: B.B.A., University of Texas at San Antonio; M.B.A., University of Texas at San Antonio. He is a CFA Charterholder and member of both the CFA Institute and the CFA Society of San Antonio.
Douglas J. Rollwitz, CFA, CPA, Portfolio Manager and Senior Fixed Income Research Analyst, Victory Income Investors, a Victory Capital investment franchise, has co-managed the Fund since 2018. Mr. Rollwitz has 26 years of investment management experience, including 19 years with AMCO, which was acquired by the Adviser’s parent company in 2019. Education: B.B.A., University of Texas at San Antonio; M.B.A., University of Texas at Arlington. He is a CFA Charterholder and member of both the
CFA Institute and the CFA Society of San Antonio.
20

Organization and Management of the Fund

R. Neal Graves, CFA, CPA, Senior Portfolio Manager, Victory Income Investors, a Victory Capital investment franchise, has co-managed the Fund since 2019. Mr. Graves has 30 years of finance related experience including 19 years of investment management experience with AMCO, which was acquired by the Adviser’s parent company in 2019. Education: M.P.A., University of Texas at Austin; B.B.A., University of Texas at Austin. He is a CFA Charterholder and member of both the CFA Institute and the CFA Society of San Antonio.
Zachary Winters, CFA, Portfolio Manager and Senior Fixed Income Research Analyst, Victory Income Investors, a Victory Capital investment franchise, has co-managed the Fund since September 2025. Mr. Winters has 19 years of investment management experience, including 12 years with AMCO, which was acquired by the Adviser’s parent company in 2019. Along with his role as portfolio manager, Mr. Winters is also an analyst covering the commercial mortgage backed securities, cell tower, and lodging sectors. Prior to joining the fixed income team, he was on the equity research and asset allocation teams at AMCO. Education: B.B.A in finance, Texas State University; M.B.A., St. Mary’s University. He is a CFA Charterholder and member of both the CFA Institute and the CFA Society of San Antonio.
The SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund securities.
21

Investing with the Victory Funds

If you are looking for a convenient way to open an account or to add money to an existing account, we can help. The sections that follow will serve as a guide to your investment with the Victory Funds. These sections describe many of the share classes currently offered by the Victory Funds. Choosing a Share Class will help you decide which share class may be to your advantage to buy.
Keep in mind that Institutional Shares and Class R6 shares are available for purchase only by eligible shareholders. In addition, not all Victory Funds offer each class of shares described below; and therefore, certain classes may be discussed that are not necessarily offered by a Fund. The classes of shares that are offered by a Fund are those listed on the cover page designated with a ticker symbol. A Fund also may offer other share classes in different prospectuses.
This section of the prospectus also describes how to open an account, how to access information about your account, and how to buy, exchange, and sell shares of a Fund. Note, this information may vary if you invest through a third party such as a brokerage firm and will be dependent on that firm’s policies and practices. Consult your Investment Professional for specific details.
We want to make it simple for you to do business with us. If you have questions about any of this information, please call your investment professional or one of our customer service representatives at (800) 235-8396. They will be happy to assist you.
An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information.
Your Investment Professional also can help you decide which share class is best for you.
Investment Professionals and other financial intermediaries may charge fees for their services.

Choosing a Share Class
Fund Shares
◼
No front-end sales charge. All your money goes to work for you right away.
◼
Fund Shares do not pay any ongoing distribution and/or service (12b-1) fees.
◼
Typically, lower annual expenses than all classes except Institutional and Class R6 shares.
Institutional Shares
◼
No front-end sales charge. All your money goes to work for you right away.
◼
Institutional Shares do not pay any ongoing distribution and/or service (12b-1) fees.
◼
Institutional Shares are only available to certain investors.
◼
Typically, lower annual expenses than all classes except Class R6 shares.
Class A
◼
No front-end sales charge. All your money goes to work for you right away.
◼
Class A shares also pay ongoing distribution and/or service (12b-1) fees.
◼
Lower annual expenses than Class C shares.
Class C
◼
No front-end sales charge. All your money goes to work for you right away.
◼
A CDSC may be imposed if you sell your shares within 12 months of purchase. The CDSC may be waived or reduced in certain circumstances.
◼
Class C shares also pay ongoing distribution and/or service (12b-1) fees.
◼
Higher annual expenses than all other classes of shares.
22

Investing with the Victory Funds

Class R6 Shares
◼
No front-end sales charge or CDSC. All your money goes to work for you right away.
◼
Class R6 Shares do not pay any ongoing distribution and/or service (12b-1) fees.
◼
Class R6 Shares are only available to certain investors.
◼
Typically lower annual expenses than all other classes of shares.
Share Classes
When you purchase shares of the Fund, you must choose a share class. The Fund offers the share classes listed on the prospectus cover designated with their ticker symbol. Each share class represents an interest in the same portfolio of securities and is not a separate mutual fund. The classes differ in the sales charges, if any, and expenses that apply to your investment, allowing you and your Investment Professional to choose the class that best suits your investment needs. The Fund may offer additional classes of shares in the future.
Deciding which share class best suits your investment needs depends on a number of factors that you should discuss with your Investment Professional, including: whether you are eligible to invest in a particular class, how long you expect to hold your investment, how much you intend to invest in the Fund, and the total expenses associated with each share class.
The Fund reserves the right, without notice, to change the eligibility criteria for purchasing a particular share class. For example, a class of shares may be available to purchase only by retirement plans or by institutional investors. The Fund also may waive any applicable eligibility criteria or investment minimums at its discretion.
The Fund or any class may be closed at any time for failure to achieve an economical level of assets or for other reasons. Certain financial intermediaries who hold shares on behalf of their customers impose fees when the amount of shares of a particular class falls below a minimum threshold. To the extent that the amount of shares falls below that threshold, the Fund reserves the right to liquidate the shares held in accounts maintained by the financial intermediary.
Shares of the Fund are only available for sale in the United States and certain other areas subject to U.S. jurisdiction and may not be offered for sale in non-U.S. jurisdictions, except as approved by the Adviser. Investors residing outside of the United States (except those with Air/Army Post Office (“APO”), Fleet Post Office (“FPO”), or Diplomatic Post Office (“DPO”) addresses) generally may not purchase shares of the Fund, even if they are U.S. citizens or lawful permanent residents.
Eligibility Requirements to Purchase Fund Shares
You may open an account directly with the Fund and purchase Fund Shares on the Internet, by telephone, or by mail. Fund Shares also are available through certain financial intermediaries.
If Fund Shares are purchased through a retirement account or an Investment Professional (i.e., financial intermediary), the policies and procedures relating to these purchases may differ from those discussed in this prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other Investment Professional. For more information on these fees, check with your Investment Professional.
Eligibility Requirements to Purchase Institutional Shares
The Institutional Shares may be purchased by or through:
◼
Institutional and individual investors with a minimum investment in Institutional Shares of $1,000,000 who purchase through certain broker-dealers or directly from the transfer agent;
◼
Investors who purchase through advisory programs with an approved financial intermediary in which the financial intermediary typically charges the investor a fee based upon the value of the
23

Investing with the Victory Funds

account (“Advisory Programs”). Such transactions may be subject to additional rules or requirements of the applicable Advisory Program;
◼
Brokerage platforms of firms that have agreements with the Distributor to offer such shares solely when acting as an agent for the investor and the investor may be required to pay a commission and/or other forms of compensation to the broker; or
◼
Institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as Affiliated Funds, and other persons or legal entities that the Fund may approve from time to time.
A Fund may allow a lower initial investment if, in the opinion of the Distributor, the investor has the adequate intent and availability of assets to reach a future level of investment of $1,000,000.
Eligibility Requirements to Purchase Class A and Class C Shares
Class A and Class C shares generally are made available through broker-dealers and other financial intermediaries and are subject to certain sales charges.
Eligibility Requirements to Purchase Class R6 Shares
Class R6 shares may only be purchased by or through:
◼
Endowments and foundations;
◼
Retirement plans, including Section 401 and Section 457 plans, Section 403 plans sponsored by a Section 501(c)(3) organization, employer-sponsored benefit plans (including health savings accounts) and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans;
◼
Advisory Programs with an approved financial intermediary in which the financial intermediary typically charges the investor a fee based upon the value of the account; or
◼
Registered investment companies.
Such investments may be subject to additional rules or requirements of the applicable Advisory Program.
The Class R6 shares are not available to retail accounts, traditional or Roth IRAs, SEPs, SARSEPs, SIMPLE IRAs, or 529 Education Savings Plans.
Eligibility of Individuals Associated with the Victory Funds and Fund Service Providers
Current and retired trustees of Victory-advised funds and the officers, directors, trustees, employees, and family members of employees of the Adviser or Affiliated Providers are eligible to purchase the lowest expense share class offered by the Fund. In the case of Class A shares, such purchases are not subject to a front-end sales charge. “Affiliated Providers” are affiliates of the Adviser and organizations that provide services to Victory Portfolios III (the “Trust”).
The Fund reserves the right to change the criteria for eligible investors and the investment minimums.
24

Investing with the Victory Funds

Additional Information Regarding Financial Intermediaries
Your ability to purchase, exchange, redeem, and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include: minimum investment requirements, exchange policies, fund choices, cutoff time for investments, and trading restrictions.
In addition, your financial intermediary may charge a transaction or other fee for the purchase or sale of shares of the Fund. Those charges are retained by the financial intermediary and are not shared with us. Please contact your financial intermediary or plan sponsor for a complete description of its policies.
Copies of the Fund's annual report, semi-annual report, and SAI are available from your financial intermediary or plan sponsor.
25

How to Buy Shares

Opening an Account With the Funds
You may purchase shares directly from the Fund or through certain investment professionals (e.g., financial intermediaries) as described below. If you already have an account with us, you will not need to fill out another application to invest in another fund, including other funds managed by the Adviser (together with the Fund, we refer to these as the “Affiliated Funds” or so simply as the “Funds”), unless the registration is different or we need further information to verify your identity.
As required by federal law, we must obtain certain information from you prior to opening an account with us. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. You may be asked for a copy of your driver’s license, passport, or other identifying documents as part of this process which may be cross-referenced against a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. If we subsequently are unable to verify your identity within a reasonable time, we may close your account or take other appropriate action. If your account is closed for this reason, your shares will be redeemed at the next calculated NAV. We prohibit opening accounts for certain investors, including but not limited to, foreign financial institutions, shell banks, correspondent accounts for foreign shell banks, and correspondent accounts for foreign financial institutions. A “foreign shell bank” is a foreign bank without a physical presence in any country. A “correspondent account” is an account established for a foreign bank to receive deposits from, or to make payments or other disbursements on behalf of, the foreign bank, or to handle other financial transactions related to such foreign bank.
Each shareholder named on an account with us must provide a Social Security number or other taxpayer identification number to avoid “backup” tax withholding required by the Internal Revenue Code of 1986, as amended (the “Code”).
Effective Date of Purchase
Purchase, exchange, and redemption requests are not processed until received in proper form. “Proper form” means actual receipt of the order along with all information and supporting documentation necessary to effect the transaction. Complete information may include any verification or confirmation of identity that the Fund's transfer agent or other authorized Fund agent may request. For purchase requests, “proper form” also generally includes receipt of sufficient funds to effect the purchase. The Fund, its transfer agent, or any authorized Fund agent may, in its sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time. Financial intermediaries may have their own requirements for recognizing a transaction in proper form or good order. If you hold your shares through a financial intermediary, please contact them for specific proper form or good order requirements.
When you make a purchase, your purchase price will be the NAV per share next calculated after we or the financial intermediary receive your request in “proper form.” The Fund’s NAV per share is calculated as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (“NYSE”) each day it is open for trading. If we or the financial intermediary receive your purchase request in proper form prior to that time, your purchase price will be the NAV per share calculated for that day. If we or the financial intermediary receive your purchase request in proper form after that time, the purchase price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.
The Fund or the Fund's Distributor or transfer agent may enter into agreements with Servicing Agents (such as financial intermediaries or plan sponsors), which hold shares of the Fund in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for
26

How to Buy Shares

shares of the Fund on the Fund’s behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund’s NAV per share next calculated after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.
Paying for Your Purchase
If you hold an account directly with the Fund and you plan to purchase shares from us with a check, the instrument must be written in U.S. dollars and drawn on a U.S. bank. If unclear or no instructions are provided with your check as to which fund the purchase was intended, we will make every effort to contact you to receive proper instructions. However, if we are unable to reach you within three business days of receipt of your check, we will deposit the funds in an existing or new Victory Treasury Money Market Trust account matching your existing registration. If we cannot locate an existing account matching your registration, the check will be returned within three business days. Initial purchases into an account by electronic funds transfer or check may be held for up to 30 days before any redemptions may be processed. We do not accept the following foreign instruments: checks, money orders, traveler’s checks, or other similar instruments. In addition, we do not accept cash or coins. If you plan to purchase shares through a financial intermediary, please check with that financial intermediary regarding acceptable forms of payment.
Minimum Investments
Fund Shares:
$3,000. However, financial intermediaries may set different investment minimums, and the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Institutional Shares:
$1 million. However, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Class A and Class C Shares:
$2,500 minimum ($1,000 for IRA accounts, gift/transfer to minor accounts, and purchases through automatic investment plans). However, financial intermediaries may set different investment minimums, and the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
If your account falls below the minimum investment amount, we may ask you to reestablish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.
The minimum investment required to open an account may be waived or lowered for employees and immediate family members of the employee of the Adviser, the Administrator, and their affiliates. In addition, the minimum investment required may be waived when the Fund is purchased through an Advisory Program or within qualified retirement plans or in other similar circumstances.
Class R6 Shares:
There is no minimum initial investment amount for Class R6 shares. However, financial intermediaries or plan recordkeepers may require plans to meet different investment minimums. Please contact your financial intermediary for additional information.
27

How to Buy Shares

Purchasing Additional Shares
Fund Shares:
$50 minimum per transaction, per account. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Institutional Shares:
There is no subsequent purchase minimum for investments in Institutional Shares.
Class A and Class C Shares:
$50 minimum per transaction, per account.
Class R6 Shares:
There is no subsequent purchase minimum for investments in Class R6 shares. However, financial intermediaries or plan recordkeepers may require participants to meet different subsequent purchase requirements.
Contacting the Victory Funds
The following features may be available to you to purchase, exchange, and redeem shares of the Fund you hold in an account opened directly with the Fund. Once you have an existing account, you can make additional investments at any time in any amount (subject to any minimums) in the following ways. All website transactions should be placed online at vcm.com.
◼
Internet Access
Review account information and make most account transactions. This includes making purchases, exchanges, and redemptions; reviewing account activity; checking balances; and more.
◼
Mobile Access
Review account information and make most account transactions.
◼
Telephone Access
To access account information and make account transactions, call toll free (800) 235-8396 during normal business hours to speak with a member service representative.
◼
Mail
If you would like to make a purchase or request a redemption by mail, send your written instructions to:
Regular Mail:
Victory Funds
P.O. Box 182903
Columbus, OH 43218-2903
Overnight Mail:
Use the following address ONLY for overnight packages:
Victory Funds
c/o FIS TA Operations
4249 Easton Way, Suite 400
Columbus, OH 43219
PHONE: (800) 235-8396
28

How to Buy Shares

◼
Bank Wire
To add to your account or request a redemption by bank wire, visit the vcm.com website or call (800) 235-8396 for instructions. This helps to ensure that your account will be credited or debited promptly and correctly. Any commercial bank can transfer same-day funds by wire.
Although the transfer agent currently does not charge you for receiving same-day funds, it reserves the right to charge for this service in the future. Your bank may charge you for wiring same-day funds.
◼
Electronic Funds Transfer
Additional purchases on a regular basis may be deducted electronically from a bank account. To sign up for these services when opening an account, visit the vcm.com website or call (800) 235-8396 for assistance. Currently, the Fund does not charge a fee for electronic transfers, but it reserves the right to charge for this service in the future. Your originating bank may charge a fee for electronic transfers.
29

How to Exchange Shares and Class Conversions

There may be limits on the ability to exchange between certain Victory Funds. You can obtain a list of Victory Funds available for exchange by calling (800) 235-8396 or by visiting VictoryFunds.com
The shares of any class of a Fund may be exchanged for the shares of any other class offered by the Fund or the same class, or any other class, of any other Victory Funds, either through your investment professional or directly through the Fund, subject to the conditions described below:
◼
Exchanges are subject to any CDSC, minimum investment limitation, or eligibility requirements described in the applicable prospectus and SAI. You may be required to provide sufficient information to establish eligibility to exchange into a new share class.
◼
To exchange between Victory Funds, the other Victory Fund you wish to exchange into must be eligible for exchange with your Fund.
◼
Shares of the Victory Fund selected for exchange must be available for sale in your state of residence.
If you have questions about these, or any of the Fund’s other exchange policies, please consult your customer service representative or your Investment Professional before requesting an exchange.
Before exchanging, you should read the prospectus of the Fund you wish to exchange into, which may be subject to different risks, fees, and expenses.
Other Exchange Rules You Should Know
If you have opened an account directly with the Fund, you may make exchanges on vcm.com. After we receive the exchange orders, the Fund’s transfer agent will simultaneously process exchange redemptions and purchases at the share prices next calculated pursuant to the procedures set forth herein. See Effective Date of Purchase for additional information. The investment minimums applicable to share purchases also apply to exchanges.
If you hold shares of the Fund in an account with a financial intermediary or plan sponsor, the policies and procedures on an exchange may differ from those discussed in this Prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy, sell, or exchange shares of the Fund through a broker or other Investment Professional. For more information on these fees, check with your Investment Professional.
An exchange of Fund shares for shares of another Victory Fund constitutes a sale for tax purposes unless the exchange is made within an IRA or other tax-deferred account.
The Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. The Fund may terminate or modify the exchange privilege at any time upon 60 days’ notice to shareholders.
For information on how to exchange shares of a Fund that were purchased through your employer’s retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.
30

How to Exchange Shares and Class Conversions

Class C Share Conversion
Class C shares of the Fund will automatically convert to Class A shares in the month following the eight-year anniversary date of the purchase of the Class C shares. Your financial intermediary may have a conversion schedule that is shorter than eight years. Class C conversions will be effected at the relative NAV of each such class without the imposition of any sales charge, fee or other charge.
You may be able to voluntarily convert your Class C shares before the stated anniversary to a different share class of the same Fund that has a lower total annual operating expense ratio provided certain conditions are met. This voluntary conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Adviser or the Distributor specific for this purpose. Generally, Class C shares are not eligible for conversion until the applicable CDSC period has expired. Please contact your financial intermediary for additional information.
Other Conversions
Under certain circumstances, we may convert your (i) Institutional Shares to Fund Shares and (ii) Class A shares to Fund Shares or Institutional Shares, as applicable.
The Fund also may provide for other conversion privileges from time to time under which a shareholder of the Fund may convert shares into another class of shares of the same Fund under certain circumstances, subject to approval by the Fund’s officers. For example, subject to approval by the Fund’s officers, a shareholder may convert shares of one class of the Fund held through an eligible advisory program into shares of another class of the Fund (if available) with a lower expense ratio, provided that following the conversion the shareholder meets applicable eligibility requirements for the class into which the shareholder seeks to convert (as described in this prospectus).
Pricing
When a conversion occurs, you receive shares of one class of a fund for shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs per share of the two share classes. A conversion between share classes of the same fund is a non-taxable event.
Conversions are not subject to the Fund's restrictions on short-term trading activity discussed under Excessive Short-Term Trading.
31

How to Sell Shares

Shareholders will receive a redemption price of the NAV per share next calculated after we receive the redemption request in “proper form” as provided under Effective Date of Purchase. If we receive the redemption request in proper form prior to the close of the NYSE’s regular trading session (generally 4 p.m. Eastern time), the redemption price will be the NAV per share calculated for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.
Under certain circumstances and when deemed to be in the Fund’s best interests, proceeds may not be sent to intermediaries for up to seven days after receipt of the redemption order.
There are a number of convenient ways to sell your shares.
If you have a direct account with the Fund, you may redeem Fund Shares on the Internet, by telephone, or by mail on any day the NAV per share is calculated. You can use the same mailing addresses listed under the section titled How to Buy Shares.
◼
By Internet
Log on to your account using vcm.com and place your redemption request.
◼
By Telephone
Call toll free (800) 235-8396 during normal business hours. You have the following options for receiving your redemption proceeds:
◼
Mail a check to the address of record;
◼
Wire funds to a previously designated domestic financial institution;
◼
Mail a check to a previously designated alternate address; or
◼
Electronically transfer your redemption via EFT to a previously designated domestic financial institution.
The Fund has undertaken certain authentication procedures regarding telephone transactions and will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.
◼
By Mail
Use the regular U.S. mail or overnight mail address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds.
◼
By Wire
If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call before the close of trading on the NYSE, your funds will be wired on the next business day.
◼
By Electronic Funds Transfer (“EFT”)
Normally, your redemptions will be processed on the same day, but will be processed on the next day if received after close of trading on the NYSE. It will be transferred by EFT as long as the transfer is to a domestic bank.
32

How to Sell Shares

Additional Information About Redemptions
The Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).
Under normal market conditions, the Fund typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. Under deteriorating market conditions or market stress, the Fund also may borrow to meet redemption requests. The Fund and the other Affiliated Funds are limited as to the amount that each may individually and collectively borrow in these circumstances. As a result, borrowings available to the Fund may be insufficient to satisfy Fund redemption requests. In addition, the Fund reserves the right to honor redemption orders wholly or partly with in-kind distributions of Fund portfolio securities instead of cash.
Fund Shares:
If you hold Fund Shares through an account directly with the Fund, the Fund typically expects to pay out redemption proceeds on the next business day after your order is received in proper form; however, it may take up to seven days to send your proceeds.
Payment for redemption of shares purchased by electronic funds transfer (“EFT”) or check will be sent after the EFT or check has cleared, which could take up to 30 days from the initial purchase date into the Fund and, for subsequent purchases into the Fund, seven business days from the purchase date.
If you choose to have your redemption proceeds mailed to you and either the U.S. Postal Service is unable to deliver the distribution check to you or the check remains outstanding for more than six months, the Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed redemption checks.
If you hold Fund Shares with a financial intermediary, please contact your financial intermediary regarding redemption policies. Normally, the Fund transmits proceeds to intermediaries for redemption orders that are received in proper form on the next business day after receipt.
Institutional Shares:
Institutional Shares typically expect to pay out redemption proceeds on the next business day after your order is received in proper form; however, it may take up to seven days to send your proceeds.
Class A and Class C Shares:
Check with your financial intermediary for its policies on redemptions. Class A and Class C shares purchased through a financial intermediary should be redeemed through the financial intermediary. The Fund typically expects to transmit proceeds to intermediaries for redemption orders received in proper form on the next business day after receipt.
Class R6 Shares:
Class R6 shares may be purchased or redeemed through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. Check with your financial intermediary or plan sponsor for its policies on redemptions. Normally, the Fund transmits proceeds to intermediaries and eligible institutional investors (foundations and endowments) for redemption orders received in proper form on the next business day after receipt.
For federal income tax purposes, a redemption of shares of the Fund is a taxable event, upon which you may recognize a capital gain or loss (unless you hold the shares of the Fund in a tax-deferred account or are a tax-exempt investor). A capital gain or loss is based on the difference between your basis in the redeemed shares and the proceeds you receive upon their redemption. See Important Information About Taxes for information regarding basis election and reporting.
33

Information About Fees

The Fund is comprised of multiple classes of shares. Each class shares the Fund's investment objective and investment portfolio. The classes have different fees, expenses, and/or minimum investment requirements. The difference in the fee structures between the classes is primarily the result of their separate arrangements for shareholder and distribution services and performance fee arrangements. It is not the result of any difference in the base investment management, custodial fee rate schedules, or other expenses related to the management of the Fund's assets, which do not vary by class. Shareholders of Class R6 shares do not require the same level of shareholder and administrative services from the Fund as shareholders of the other classes. Different fees and expenses will affect performance.
Except as described below, the share classes have identical voting, dividend, liquidation, and other rights, preferences, terms, and conditions. The primary differences between the classes are: (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting that class; and (d) each class may have different purchase, exchange, and redemption privileges.
Distribution and Service Plans
In accordance with Rule 12b-1 under the Investment Company Act of 1940, the Trust has adopted a Distribution and Service Plan for Class A and Class C shares.
Under the Class A Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.25% of its average daily net assets of its Class A shares. The fee is paid for general distribution services and for providing personal services to shareholders. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund’s shares.
Personal services to shareholders generally are provided by broker-dealers or other financial intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions, and changing account information.
Under the Class C Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of 1.00% of the average daily net assets of its Class C shares. Of this amount, 0.75% of the Fund’s Class C shares average daily net assets will be paid for general distribution services and for selling Class C shares. The Fund will pay 0.25% of its Class C shares average daily net assets to compensate financial institutions that provide personal services to Class C shareholders of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund's Class C shares. Personal services to shareholders generally are provided by broker-dealers or other financial intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.
Because Rule 12b-1 fees are paid out of the Fund’s assets and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For additional information about the Rule 12b-1 Plan and its terms, see Distribution and Service Plans in the SAI.
34

Information About Fees

Payments to Financial Intermediaries
Certain financial intermediaries perform recordkeeping, networking, administrative, sub-transfer agency, and shareholder services for their clients with respect to their investments in the Fund that otherwise would be performed by the Fund’s transfer agent or administrator and shareholder servicing agent.
In some circumstances, we, or one of our affiliates, will pay a financial intermediary for these services out of our own resources, including any profits from the advisory fees the Adviser receives from the Funds. In other circumstances, the Fund will pay a fee to the financial intermediary for performing those services. The Fund will not pay financial intermediaries more than it would pay its direct service providers for transfer agency, administration, and/or shareholder services. In cases where intermediary fees are higher due to differences in the services being provided or other factors, the additional amounts will be paid by us and/or the Distributor. In addition, these payments generally are based on either (1) a percentage of the average daily net assets of Fund shareholders’ accounts serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. The aggregate amount of these payments may be substantial.
In addition, we and the Fund's Distributor may make payments to intermediaries for various additional services, other expenses, and/or the financial intermediaries’ distribution of shares of the Fund. Such payments are sometimes referred to as “revenue sharing” and generally are negotiated with a financial intermediary on the basis of such factors as the number or value of shares of the Fund that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary.
We (and our affiliates) also may pay fixed fees for the listing of a Fund on a broker-dealer’s or financial intermediary’s system. Such payments are not considered to be revenue sharing payments.
The Fund does not pay any service, distribution, or administrative fees to financial intermediaries on Class R6 shares. As a result, the Class R6 shares pay lower fees.
35

Distributions and Taxes

Dividends and Other Distributions
As a shareholder, you are entitled to your share of net income and capital gains on the Fund’s investments. The Fund passes its earnings along to investors in the form of dividends. Dividends paid by the Fund represent the net income from dividends and interest earned on investments after expenses. The Fund will distribute short-term gains, as necessary; and if the Fund makes a long-term capital gain distribution, it normally is paid once a year in December.
Buying a dividend. You should check the Fund's distribution schedule before you invest.
If you buy shares of the Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

Distributions from net investment income (“dividends”) are accrued daily and distributed on the last business day of each month. Dividends begin accruing on shares on the day payment is received and continue to accrue through either the settlement date or the day after the settlement date of a redemption, depending on the type of account.
The Fund may make additional distributions to shareholders, or may not make a distribution, when considered appropriate or necessary. For example, the Fund could make one or more additional distributions to avoid the imposition of any federal income or excise taxes, or it may not make a distribution to limit returns of capital.
Any distribution made by the Fund will reduce the NAV per share of the class by the amount of the distribution on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any distribution (as explained below under Important Information About Taxes). Some or all distributions may be subject to taxes.
Distributions can be received in one of the following ways. Please check with your Investment Professional if you are unsure of which option is right for you.
Reinvestment Option
The Fund automatically reinvests all income dividends and capital gain distributions, if any, on a share class in additional shares of that class unless you request to receive those distributions in cash by way of check or by way of electronic funds transfer.
Directed Bank Account Option
When you choose to receive cash dividends by way of electronic funds transfer to your bank checking or savings account, we will send them to you after the distribution date each month. The share price will be the NAV per share of the class computed on the ex-distribution date.
Cash Option
If you elect to receive your distributions by check, and the distribution amount is $25 or less, the amount will automatically be reinvested in the Fund. Otherwise, a check will be mailed to you no later than seven days after the dividend payment date. If you choose to have your distribution proceeds mailed to you and either the U.S. Postal Service is unable to deliver the distribution check to you or the check remains outstanding for at least six months, the distribution option on your account will default to the reinvestment option as described above. The Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed distribution checks. The Fund will invest in your account any dividend or other distribution payment returned to the Fund by your financial institution at the current NAV per share.
36

Distributions and Taxes

Income Earned Option
You can automatically reinvest your dividends in additional Fund shares and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.
Directed Distributions Option
If you own shares in more than one Victory Mutual Fund, you may direct that dividends and/or capital gain distributions received from one Victory Mutual Fund be used to purchase shares automatically in the same class of another Victory Mutual Fund.
Important Information About Taxes
The tax information in this Prospectus is provided as general information. You should review the more detailed discussion of federal income tax considerations in the SAI and consult your tax adviser regarding the federal, state, local, or foreign tax consequences resulting from your investment in the Fund.

Treatment of the Fund
The Fund, which is treated as a separate corporation for federal tax purposes, has qualified for each past taxable year, and intends to continue to qualify, for treatment as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). By doing so, the Fund (but not its shareholders) is relieved of federal income tax on the part of its investment company taxable income and net capital gain, if any, that it distributes to its shareholders.
Shareholder Taxation
◼
Distributions that shareholders receive from the Fund generally are subject to federal income tax and may be subject to state and/or local taxes.
◼
Dividends and distributions of net short-term gains are taxable to you as ordinary income, whether received in cash or reinvested in additional shares of the Fund or another Victory Mutual Fund.
◼
A portion of the Fund’s dividends (which is not expected to be substantial) may qualify for (1) the 50% dividends-received deduction available to corporations, and (2) the lower maximum federal income tax rates applicable to “qualified dividend income” of individuals and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy certain holding period and other restrictions with respect to their shares of the Fund—a maximum of 15% for a single shareholder with taxable income not exceeding $545,500 ($613,700 for married shareholders filing jointly) and 20% for those individual shareholders with taxable income exceeding those respective amounts (which are effective for 2026 and will be adjusted for inflation annually thereafter).
◼
Regardless of the length of time you have held shares of the Fund, distributions of net capital gains that the Fund realizes are taxable to you as long-term capital gains, whether received in cash or reinvested in additional shares of the Fund, and are taxed to individual shareholders at the 15% and 20% tax rates described above.
◼
You may realize a capital gain or loss for federal income tax purposes on a redemption or an exchange (which is treated like a redemption for those purposes) of shares of the Fund. Your gain or loss is based on the difference, if any, between your basis in the redeemed (or exchanged) shares and the redemption proceeds (or the aggregate NAV of the shares of the fund into which you exchange) you receive. Any capital gain an individual shareholder recognizes on a redemption or exchange of his or her shares of the Fund that have been held for more than one year will qualify for the 15% and 20% tax rates.
◼
An individual shareholder is subject to a 3.8% federal tax on the lesser of (1) the individual’s “net
37

Distributions and Taxes

investment income,” which generally includes taxable distributions the Fund pays and net gains realized on the redemption or exchange of shares of the Fund, or (2) the excess of his or her “modified adjusted gross income” over $200,000 (or $250,000 if married and filing jointly). This tax is in addition to any other taxes due on that income.
◼
Your basis in shares of the Fund that you acquired after December 31, 2011 (“Covered Shares”) will be determined in accordance with the Fund’s default method, which is average basis, unless you affirmatively elect in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method you elect (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.
◼
You should consult with your tax adviser to determine the best IRS-accepted basis determination method.
◼
The Fund may provide estimated capital gain distribution information through the website at vcm.com.
◼
Tax statements will be mailed from the Fund by mid-February showing the amounts and tax status of distributions made to you in the prior calendar year.
◼
Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.
◼
You should review the more detailed discussion of federal income tax considerations in the SAI and consult your tax adviser regarding the federal, state, local, or foreign tax consequences resulting from your investment in the Fund.
Taxpayer Identification and Backup Withholding
◼
Each shareholder named on an account with us must provide a Social Security number or other taxpayer identification number to avoid “backup” tax withholding required by the Code.
◼
Federal law requires the Fund to withhold and remit to the U.S. Treasury 24% of (1) dividends, capital gain distributions, and proceeds of redemptions, regardless of the extent to which gain or loss may be realized, otherwise payable to any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any individual shareholder who underreports dividend or interest income or fails to certify that he or she is not subject to backup withholding.
◼
Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded. To avoid this withholding, you must certify on your application, or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you currently are not subject to backup withholding.
38

Important Fund Policies and Other Information

Share Price Calculation
The price at which you purchase and redeem shares of the Fund is equal to the NAV per share calculated on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of the Fund’s assets (i.e., the value of its investments and other assets), deducting liabilities, and dividing by the number of shares outstanding. Shares of the Fund may be purchased and sold at the NAV per share without a sales charge. The Fund’s NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.
NAV=	Total Assets - Liabilities
Number of Shares Outstanding
Valuation of Securities
The Adviser, acting as the Valuation Designee, has established a Pricing and Liquidity Committee (the “Committee”); and subject to the Board’s oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.
Debt securities are valued each business day by a pricing service (the “Service”) approved by the Adviser as Valuation Designee. The Service uses an evaluated bid or the last sales price to price securities when, in the Service’s judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.
Short-term debt securities with original or remaining maturities of 60 days or less generally may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.
Repurchase agreements are valued at cost.
Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day.
Futures contracts are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the values are based upon the settlement price on the prior trading date.
Options contracts are valued at the mean of the last bid and ask prices. Options on futures are valued at the settlement price determined by the applicable exchange.
In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith, at fair value, by the Committee in accordance with valuation procedures approved by the Adviser as Valuation Designee. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are
39

Important Fund Policies and Other Information

traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund’s NAV to be more reliable than it otherwise would be.
Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.
For additional information on how securities are valued, see Valuation of Securities in the Fund's SAI.
Customer Identification Program
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.
As a result, the Fund must obtain the following information for each person who opens a new account:
◼
Name;
◼
Date of birth (for individuals);
◼
Residential or business street address (although post office boxes are still permitted for mailing); and
◼
Social security number, taxpayer identification number, or other identifying number.
You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.
Statements and Reports
You will receive a periodic statement reflecting any transactions that affect the balance or registration of Fund shares in your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account’s statements. Share certificates are not issued. Twice a year, you will receive a financial report of the Fund. By February 15th of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.
The Fund will report information to you annually concerning the tax status of your dividends and other distributions for federal income tax purposes. In addition, the Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. You should consult with your tax adviser to obtain more information about how the basis reporting law applies to you.
40

Important Fund Policies and Other Information

Shareholder Communications
In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, each household will receive a single copy of the Fund’s most recent shareholder reports, proxy statements, prospectuses, and their supplements, unless you have instructed us to the contrary. This eliminates duplicate copies and saves paper and postage costs for the Fund. However, if you would like to receive individual copies, please contact us; and they will be delivered promptly.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI, which is available upon request and on the Fund’s website at VictoryFunds.com.
IRA Distribution Fee
The Fund may apply a distribution fee to all full IRA distributions, except for those due to death, disability, or divorce. Partial IRA distributions are not charged a distribution fee.
Account Balance
Victory Capital Transfer Agency, Inc., the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/UTMA account; (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in Affiliated Funds; and (5) all IRAs (for the first year the account is open). The fee is not currently being assessed. The Fund will provide advance notice in the event it is assessed in the future.
Excessive Short-Term Trading
At this time, the Board has not adopted policies designed to prevent excessive short-term trading activity for this Fund because the Fund is designed to accommodate short-term investment activity, including checkwriting by shareholders. The Fund does reserve the right to reject any purchase or exchange order if in the best interest of the Fund, but at this time has not designated categories of short-term trading activity as detrimental to the Fund. In the future, the Fund can adopt such procedures if it determines certain patterns of activity are detrimental to this Fund.
Other Fund Rights
The Fund reserves the right to:
◼
Reject or restrict purchase or exchange orders when in the best interest of the Fund;
◼
Limit or discontinue the offering of shares of the Fund without notice to the shareholders;
◼
Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;
◼
Redeem some or all of its shares in kind when in the best interest of the Fund;
◼
Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);
◼
Redeem an account with less than $500, with certain limitations;
◼
Restrict or liquidate an account when necessary or appropriate to comply with federal law; and
41

Important Fund Policies and Other Information

◼
Discontinue or otherwise limit the opening of accounts with us.
Additional Information
The Trust enters into contractual arrangements with various parties, including, among others, the Fund's adviser, transfer agent, and distributor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust or the Fund.
This Prospectus provides information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. Neither this Prospectus nor the related SAI is intended to be, or should be read to give rise to, an agreement or contract between the Trust or the Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.
42

Financial Highlights

The following financial highlights tables are intended to help you understand the Fund's and relevant share classes' financial performance for the past five years or since inception. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund Shares, Institutional Shares, Class A, and Class R6 shares (assuming reinvestment of all income dividends and capital gain distributions).
The information has been derived from financial statements audited by Cohen & Company, Ltd., an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund’s Form N-CSR, which is available upon request. Information for the fiscal periods ended prior to April 30, 2025, was audited by the Fund’s former independent registered public accounting firm.
43

Victory Ultra Short-Term Bond Fund
	Fund Shares
For a Share Outstanding Throughout Each Period	Year Ended 4/30/26	Year Ended 4/30/25	Year Ended 4/30/24	4 Months Ended 4/30/23(a)	Year Ended 12/31/22	Year Ended 12/31/21
Net Asset Value, Beginning of Period	$10.06	$10.01	$9.91	$9.85	$10.12	$10.13
Investment Activities:
Net investment income (loss)(b)	0.46	0.52	0.51	0.14	0.19	0.09
Net realized and unrealized gains (losses)	0.01	0.05	0.10	0.06	(0.26)	(0.01)
Total from Investment Activities	0.47	0.57	0.61	0.20	(0.07)	0.08
Distributions to Shareholders from:
Net investment income	(0.46)	(0.52)	(0.51)	(0.14)	(0.20)	(0.09)
Total Distributions	(0.46)	(0.52)	(0.51)	(0.14)	(0.20)	(0.09)
Net Asset Value, End of Period	$10.07	$10.06	$10.01	$9.91	$9.85	$10.12
Total Return(c),(d)	4.78%	5.86%	6.28%	2.05%	(0.68)%	0.80%
Ratios to Average Net Assets:
Net Expenses(e),(f)	0.61%	0.59%	0.62%	0.66%	0.63%	0.62%
Net Investment Income (Loss)(e)	4.59%	5.20%	5.09%	4.32%	1.96%	0.89%
Gross Expenses(e),(f)	0.61%	0.59%	0.62%	0.68%	0.63%	0.62%
Supplemental Data:
Net Assets at end of period (000's)	$170,046	$167,586	$152,686	$166,303	$169,400	$210,831
Portfolio Turnover(c),(g)	62%	52%	47%	15%	45%	57%
(a)
Effective April 30, 2023, the Fund’s fiscal year-end changed from December 31 to April 30.
(b)
Per share net investment income (loss) has been calculated using the average daily shares method.
(c)
Not annualized for periods less than one year.
(d)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.
(e)
Annualized for periods less than one year.
(f)
Does not include acquired fund fees and expenses, if any.
(g)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
44

Victory Ultra Short-Term Bond Fund

	Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended 4/30/26	Year Ended 4/30/25	Year Ended 4/30/24	4 Months Ended 4/30/23(a)	Year Ended 12/31/22	Year Ended 12/31/21
Net Asset Value, Beginning of Period	$10.06	$10.01	$9.91	$9.85	$10.12	$10.13
Investment Activities:
Net investment income (loss)(b)	0.46	0.53	0.51	0.15	0.20	0.10
Net realized and unrealized gains (losses)	0.01	0.05	0.10	0.05	(0.26)	(0.01)
Total from Investment Activities	0.47	0.58	0.61	0.20	(0.06)	0.09
Distributions to Shareholders from:
Net investment income	(0.46)	(0.53)	(0.51)	(0.14)	(0.21)	(0.10)
Total Distributions	(0.46)	(0.53)	(0.51)	(0.14)	(0.21)	(0.10)
Net Asset Value, End of Period	$10.07	$10.06	$10.01	$9.91	$9.85	$10.12
Total Return(c),(d)	4.80%	5.88%	6.33%	2.07%	(0.62)%	0.87%
Ratios to Average Net Assets:
Net Expenses(e),(f)	0.60%	0.57%	0.57%	0.58%	0.57%	0.55%
Net Investment Income (Loss)(e)	4.60%	5.23%	5.14%	4.45%	2.03%	0.96%
Gross Expenses(e),(f)	0.60%	0.57%	0.58%	0.60%	0.67%	0.55%
Supplemental Data:
Net Assets at end of period (000's)	$112,417	$110,004	$129,978	$143,135	$102,043	$79,662
Portfolio Turnover(c),(g)	62%	52%	47%	15%	45%	57%
(a)
Effective April 30, 2023, the Fund’s fiscal year-end changed from December 31 to April 30.
(b)
Per share net investment income (loss) has been calculated using the average daily shares method.
(c)
Not annualized for periods less than one year.
(d)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.
(e)
Annualized for periods less than one year.
(f)
Does not include acquired fund fees and expenses, if any.
(g)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
45

Victory Ultra Short-Term Bond Fund

	Class A
For a Share Outstanding Throughout Each Period	Year Ended 4/30/26	Year Ended 4/30/25	Year Ended 4/30/24	4 Months Ended 4/30/23(a)	Year Ended 12/31/22	Year Ended 12/31/21
Net Asset Value, Beginning of Period	$10.07	$10.02	$9.91	$9.85	$10.12	$10.13
Investment Activities:
Net investment income (loss)(b)	0.42	0.50	0.49	0.13	0.27	0.07
Net realized and unrealized gains (losses)	0.02	0.05	0.10	0.06	(0.36)	(0.01)
Total from Investment Activities	0.44	0.55	0.59	0.19	(0.09)	0.06
Distributions to Shareholders from:
Net investment income	(0.44)	(0.50)	(0.48)	(0.13)	(0.18)	(0.07)
Total Distributions	(0.44)	(0.50)	(0.48)	(0.13)	(0.18)	(0.07)
Net Asset Value, End of Period	$10.07	$10.07	$10.02	$9.91	$9.85	$10.12
Total Return(c),(d)	4.42%	5.60%	6.09%	1.96%	(0.91)%	0.57%
Ratios to Average Net Assets:
Net Expenses(e),(f)	0.85%	0.85%	0.86%	0.92%	0.85%	0.85%
Net Investment Income (Loss)(e)	4.16%	4.96%	4.90%	4.07%	2.77%	0.65%
Gross Expenses(e),(f)	1.98%	5.13%	8.30%	11.79%	2.73%	14.86%
Supplemental Data:
Net Assets at end of period (000's)	$4,730	$401	$315	$135	$133	$59
Portfolio Turnover(c),(g)	62%	52%	47%	15%	45%	57%
(a)
Effective April 30, 2023, the Fund’s fiscal year-end changed from December 31 to April 30.
(b)
Per share net investment income (loss) has been calculated using the average daily shares method.
(c)
Not annualized for periods less than one year.
(d)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return. Excludes any applicable sales charges, including contingent deferred sales charges. Total return would be reduced if sales charges were taken into account.
(e)
Annualized for periods less than one year.
(f)
Does not include acquired fund fees and expenses, if any.
(g)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
46

Victory Ultra Short-Term Bond Fund

	Class R6
For a Share Outstanding Throughout Each Period	Year Ended 4/30/26	Year Ended 4/30/25	Year Ended 4/30/24	4 Months Ended 4/30/23(a)	Year Ended 12/31/22	Year Ended 12/31/21
Net Asset Value, Beginning of Period	$10.07	$10.02	$9.92	$9.86	$10.12	$10.13
Investment Activities:
Net investment income (loss)(b)	0.48	0.54	0.54	0.15	0.25	0.11
Net realized and unrealized gains (losses)	0.01	0.05	0.09	0.06	(0.30)	(0.02)
Total from Investment Activities	0.49	0.59	0.63	0.21	(0.05)	0.09
Distributions to Shareholders from:
Net investment income	(0.48)	(0.54)	(0.53)	(0.15)	(0.21)	(0.10)
Total Distributions	(0.48)	(0.54)	(0.53)	(0.15)	(0.21)	(0.10)
Net Asset Value, End of Period	$10.08	$10.07	$10.02	$9.92	$9.86	$10.12
Total Return(c),(d)	4.96%	6.02%	6.49%	2.12%	(0.43)%	0.91%
Ratios to Average Net Assets:
Net Expenses(e),(f)	0.43%	0.42%	0.41%	0.44%	0.47%	0.48%
Net Investment Income (Loss)(e)	4.76%	5.39%	5.37%	4.53%	2.56%	1.09%
Gross Expenses(e),(f)	0.58%	0.58%	0.55%	0.83%	0.83%	0.49%
Supplemental Data:
Net Assets at end of period (000's)	$10,053	$8,595	$13,428	$4,948	$5,309	$2,223
Portfolio Turnover(c),(g)	62%	52%	47%	15%	45%	57%
(a)
Effective April 30, 2023, the Fund’s fiscal year-end changed from December 31 to April 30.
(b)
Per share net investment income (loss) has been calculated using the average daily shares method.
(c)
Not annualized for periods less than one year.
(d)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.
(e)
Annualized for periods less than one year.
(f)
Does not include acquired fund fees and expenses, if any.
(g)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
47

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

The availability of certain initial and contingent deferred sales charge reductions and waivers may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. The following information about variations in sales charge reductions and waivers is applicable only to investors who purchase Fund shares through a Merrill Lynch, Ameriprise Financial, Morgan Stanley Wealth Management, Raymond James, Janney Montgomery Scott LLC, Edward D. Jones & Co. LP, Oppenheimer & Co. Inc., Stifel, Nicolaus & Company, Incorporated, Robert W. Baird & Co., J.P. Morgan Securities LLC, or Wells Fargo Advisors Financial Network, LLC platform or account.
In all instances, it is your responsibility to notify the Fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive those reductions and waivers.
Ameriprise Financial
Front-end sales charge reductions on Class A shares purchased through Ameriprise Financial
Shareholders purchasing Class A shares of the Fund through an Ameriprise Financial platform or account are eligible only for the following sales charge reductions, which may differ from those disclosed elsewhere in this Prospectus or the SAI. Such shareholders can reduce their initial sales charge on the purchase of Class A shares as follows:
◼
Transaction size breakpoints, as described in this Prospectus or the SAI.
◼
Rights of accumulation (“ROA”), as described in this Prospectus or the SAI.
◼
Letter of intent, as described in this Prospectus or the SAI.
Front-end sales charge waivers on Class A shares purchased through Ameriprise Financial
Shareholders purchasing Class A shares of the Fund through an Ameriprise Financial platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this Prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:
◼
shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SARSEPs.
◼
shares purchased through reinvestment of capital gains and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).
◼
shares exchanged from Class C shares of the same fund in the month of or following the seven-year anniversary of the purchase date. To the extent that this Prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this Prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.
◼
shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
48

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

◼
shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
◼
shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement).
CDSC waivers on Class A and C shares purchased through Ameriprise Financial
Fund shares purchased through an Ameriprise Financial platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this Prospectus or the SAI:
◼
redemptions due to death or disability of the shareholder
◼
shares sold as part of a systematic withdrawal plan as described in this Prospectus or the SAI
◼
redemptions made in connection with a return of excess contributions from an IRA account
◼
shares purchased through a Right of Reinstatement (as defined above)
◼
redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
49

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

Edward D. Jones & Co., LP (“Edward Jones”)
The following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund Prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the Victory Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints
◼
Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the Prospectus.
Rights of Accumulation (“ROA”)
◼
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of the Victory Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.
◼
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
◼
ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent (“LOI”)
◼
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if the LOI is not met.
◼
If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.
50

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:
◼
Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones' policies and procedures.
◼
Shares purchased in an Edward Jones fee-based program.
◼
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
◼
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front load and one of the following (“Right of Reinstatement”):
◼
The redemption and repurchase occur in the same account.
◼
The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.
◼
The Right of Reinstatement excludes systematic or automatic transactions including, but not limited to, purchases made through payroll deductions, liquidations to cover account fees, and reinvestments from non-mutual fund products.
◼
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the Prospectus.
◼
Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
◼
Purchases of Class 529-A shares through a rollover from either another education savings plan or a security used for qualified distributions.
◼
Purchases of Class 529-A shares made for recontribution of refunded amounts.
Contingent Deferred Sales Charge (“CDSC”) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
◼
The death or disability of the shareholder.
◼
Systematic withdrawals with up to 10% per year of account value.
◼
Return of excess contributions from an Individual Retirement Account (IRA).
◼
Shares redeemed as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
◼
Shares redeemed to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
◼
Shares exchanged in an Edward Jones fee-based program.
◼
Shares acquired through NAV reinstatement.
◼
Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.
51

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts
◼
Initial purchase minimum: $250
◼
Subsequent purchase minimum: none
Minimum Balances
◼
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
◼
A fee-based account held on an Edward Jones platform.
◼
A 529 account held on an Edward Jones platform.
◼
An account with an active systematic investment plan or LOI.
Exchanging Share Classes
◼
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares of the same fund.
52

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

Janney Montgomery Scott LLC (“Janney”)
Shareholders purchasing fund shares through a Janney brokerage account will be eligible only for the following load waivers (front-end sales charge waivers and CDSC, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's Prospectus or SAI.
Front-End Sales Charge Waivers on Class A shares available at Janney
◼
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
◼
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney
◼
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Right of Reinstatement)
◼
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SARSEPs or Keogh plans
◼
Shares acquired through a Right of Reinstatement
◼
Class C shares that are no longer subject to a CDSC and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures
CDSC Waivers on Class A and C shares available at Janney
◼
Shares sold upon the death or disability of the shareholder
◼
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus
◼
Shares purchased in connection with a return of excess contributions from an IRA account
◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s Prospectus
◼
Shares sold to pay Janney fees but only if the transaction is initiated by Janney
◼
Shares acquired through a Right of Reinstatement
◼
Shares exchanged into the same share class of a different fund
Front-End Load Discounts available at Janney: Breakpoints, Rights of Accumulation and/or letters of intent1
◼
Breakpoints as described in this Prospectus
◼
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
◼
Letters of intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets
1 Also referred to as an “initial sales charge”
53

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

J.P. Morgan Securities LLC
If you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or Statement of Additional Information.
Front-End Sales Charge Waivers on Class A Shares available at J.P. Morgan Securities LLC
◼
Shares exchanged from Class C (i.e. level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy.
◼
Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans.  For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SARSEPs or 501(c)(3) accounts.
◼
Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.
◼
Shares purchased through rights of reinstatement.
◼
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
◼
Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.
Class C to Class A Share Conversion
◼
A shareholder in the Fund’s Class C shares will have their shares converted to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.
CDSC Waivers on Class A and C Shares available at J.P. Morgan Securities LLC
◼
Shares sold upon the death or disability of the shareholder.
◼
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.
◼
Shares purchased in connection with a return of excess contributions from an IRA account.
◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.
◼
Shares acquired through a right of reinstatement.
Front-end load Discounts Available at J.P. Morgan Securities LLC: Breakpoints, Rights of Accumulation & Letters of Intent
◼
Breakpoints as described in the Prospectus.
◼
Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the Fund’s Prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.
◼
Letters of Intent (“LOI”), which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).
54

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

Merrill Lynch (“Merrill”)
Purchases or sales of front-end (for example, Class A) or level-load (for example, Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Fund’s Prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.
It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.
Additional information on waivers, discounts, and share class exchanges is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.
Front-end Load Waivers Available at Merrill
◼
Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SARSEPs, or Keogh plans
◼
Shares purchased through a Merrill investment advisory program
◼
Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account
◼
Shares purchased through the Merrill Edge Self-Directed platform
◼
Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account
◼
Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement
◼
Shares purchased by eligible persons associated with the fund as defined in this Prospectus (e.g. the fund’s officers or trustees)
◼
Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement
Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-end, Back-end, and Level-Load Shares Available at Merrill
◼
Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22(e)(3))
◼
Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement
◼
Shares sold due to return of excess contributions from an IRA account
55

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation
◼
Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SARSEPs, or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund
Front-end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent
◼
Breakpoint discounts, as described in this Prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement
◼
Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household
◼
Assets not held at Merrill will no longer be included in the ROA calculation. For more detail on the timing and calculation, please refer to the Merrill SLWD Supplement.
◼
Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement
◼
Merrill will no longer accept new LOIs. For more detail on the timing, please refer to the Merrill
SLWD Supplement.
56

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

Morgan Stanley Wealth Management
Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Fund's Prospectus or SAI.
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley
◼
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SARSEPs or Keogh plans
◼
Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules
◼
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
◼
Shares purchased through a Morgan Stanley self-directed brokerage account
◼
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
◼
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge
57

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

Oppenheimer & Co. Inc. (“OPCO”)
Shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI.
Front-End Sales Charge Waivers on Class A Shares available at OPCO
◼
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
◼
Shares purchased by or through a 529 Plan
◼
Shares purchased through an OPCO affiliated investment advisory program
◼
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
◼
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)
◼
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO
◼
Employees and registered representatives of OPCO or its affiliates and their family members
◼
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this Prospectus
CDSC Waivers on A and C Shares available at OPCO
◼
Death or disability of the shareholder
◼
Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus
◼
Return of excess contributions from an IRA Account
◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus
◼
Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
◼
Shares acquired through a Right of Reinstatement
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
◼
Breakpoints as described in this Prospectus
◼
Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
58

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)
Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's Prospectus or SAI.
Front-End Sales Charge Waivers on Class A Shares available at Raymond James
◼
Shares purchased in an investment advisory program
◼
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions
◼
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James
◼
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)
◼
A shareholder in the Fund's Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James
CDSC Waivers on Classes A and C Shares available at Raymond James
◼
Death or disability of the shareholder
◼
Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus
◼
Return of excess contributions from an IRA Account
◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Fund's Prospectus
◼
Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James
◼
Shares acquired through a Right of Reinstatement
Front-End Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent
◼
Breakpoints as described in this Prospectus
◼
Rights of Accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets
◼
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets
59

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

Robert W. Baird & Co. (“Baird”)
Shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.
Front-End Sales Charge Waivers on Investors A shares Available at Baird
◼
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund
◼
Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird
◼
Shares purchased within 90 days following a redemption from a Fund, provided (1) the redemption and purchase occur within the purchaser’s Baird household and (2) the redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement)
◼
A shareholder in the Fund’s Investor C Shares will have their shares converted at net asset value to Investor A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird
◼
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SARSEPs
CDSC Waivers on Investor A and C shares Available at Baird
◼
Shares sold due to death or disability of the shareholder
◼
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus
◼
Shares bought due to returns of excess contributions from an IRA Account
◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s Prospectus
◼
Shares sold to pay Baird fees but only if the transaction is initiated by Baird
◼
Shares acquired through a right of reinstatement
Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations
◼
Breakpoints as described in this Prospectus
◼
Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Fund assets held by accounts within the purchaser’s household at Baird. Eligible Fund assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets
◼
Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of a Victory
Fund through Baird, over a 13-month period of time
60

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

Stifel, Nicolaus & Company, Incorporated (“Stifel”)
Shareholders purchasing or holding Victory Fund shares, including existing fund shareholders, through a Stifel or affiliated platform that provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge load waivers (including front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the Fund’s SAI.
Class A Shares
As described elsewhere in this Prospectus, Stifel may receive compensation out of the front-end sales charge if you purchase Class A shares through Stifel.
Rights of accumulation
Rights of accumulation (“ROA”) that entitle shareholders to breakpoint discounts on front-end sales charges will be calculated by Stifel based on the aggregated holding of eligible assets in the Victory Funds held by accounts within the purchaser’s household at Stifel. Ineligible assets include Class A Money Market Funds not assessed a sales charge. Fund Family assets not held at Stifel may be included in the calculation of ROA only if the shareholder notifies his or her financial advisor about such assets.
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
Front-end sales charge waivers on Class A shares available at Stifel
◼
Class C shares that have been held for more than seven (7) years may be converted to Class A shares or other front-end share class(es) of the same fund pursuant to Stifel’s policies and procedures. To the extent that this Prospectus elsewhere provides for a waiver with respect to the exchange or conversion of such shares following a shorter holding period, those provisions shall continue to apply.
◼
Shares purchased by employees and registered representatives of Stifel or its affiliates and their family members as designated by Stifel.
◼
Shares purchased in a Stifel fee-based advisory program, often referred to as a “wrap” program.
◼
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same or other fund within the Victory Funds.
◼
Shares purchased from the proceeds of redeemed shares of Victory Funds so long as the proceeds are from the sale of shares from an account with the same owner/beneficiary within 90 days of the purchase. For the absence of doubt, automated transactions (i.e. systematic purchases, including salary deferral transactions and withdrawals) and purchases made after shares are sold to cover Stifel Nicolaus’ account maintenance fees are not eligible for rights of reinstatement.
◼
Shares from rollovers into Stifel from retirement plans to IRAs.
◼
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the direction of Stifel. Stifel is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this Prospectus.
◼
Purchases of Class 529-A shares through a rollover from another 529 plan.
◼
Purchases of Class 529-A shares made for reinvestment of refunded amounts.
◼
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes
61

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

of this provision, employer sponsored retirement plans do not include SEP IRAs, Simple IRAs or SARSEPs.
◼
Charitable organizations and foundations, notably 501(c)(3) organizations.
Contingent Deferred Sales Charges Waivers on Class A and C Shares
◼
Death or disability of the shareholder or, in the case of 529 plans, the account beneficiary.
◼
Shares sold as part of a systematic withdrawal plan not to exceed 12% annually.
◼
Return of excess contributions from an IRA Account.
◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.
◼
Shares acquired through a right of reinstatement.
◼
Shares sold to pay Stifel fees or costs in such cases where the transaction is initiated by Stifel.
◼
Shares exchanged or sold in a Stifel fee-based program.
Share Class Conversions in Advisory Accounts
◼
Stifel continually looks to provide our clients with the lowest cost share class available based on account type. Stifel reserves the right to convert shares to the lowest cost share class available at
Stifel upon transfer of shares into an advisory program.
62

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

Wells Fargo Advisors Financial Network, LLC (collectively, “Wells Fargo Advisors”)
Wells Fargo Clearing Services, LLC operates a First Clearing business, but these rules are not intended to include First Clearing firms.
Clients of Wells Fargo Advisors purchasing fund shares through Wells Fargo Advisors are eligible for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the Prospectus or statement of additional information (“SAI”). In all instances, it is the investor's responsibility to inform Wells Fargo Advisors at the time of purchase of any relationship, holdings, or other facts qualifying the investor for discounts or waivers. Wells Fargo Advisors can ask for documentation supporting the qualification.
Wells Fargo Advisors Class A share front-end sales charge waivers information
Wells Fargo Advisors clients purchasing or converting to Class A shares of the fund in a Wells Fargo Advisors brokerage account are entitled to a waiver of the front-end load in the following circumstances:
◼
Wells Fargo Advisors employee and employee-related accounts according to Wells Fargo Advisor’s employee account linking rules. Legacy accounts and positions receiving affiliate discounts prior to the effective date will continue to receive discounts. Going forward employees of affiliate businesses will not be offered NAV.
◼
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.
WellsTrade, the firm’s online self-directed brokerage account, generally offers no-load share classes but there could be instances where a Class A share is offered without a front-end sales charge.
Wells Fargo Advisors Class 529-A share front-end sales charge waivers information
Wells Fargo Advisors clients purchasing or converting to Class 529-A shares of the fund through Wells Fargo Advisors transactional brokerage accounts are entitled to a waiver of the front-end load in the following circumstances:
◼
Shares purchased through a rollover from another 529 plan.
◼
Recontribution(s) of distributed funds are only allowed during the NAV reinstatement period as dictated by the sponsor’s specifications outlined by the plan.
Wells Fargo Advisors is not able to apply the NAV Reinstatement privilege for 529 Plan account purchases placed directly at the fund company. Investors wishing to utilize this privilege outside of Wells Fargo systems will need to do so directly with the Plan or a financial intermediary that supports this feature.
Unless specifically described above, other front-end load waivers are not available on mutual fund purchases through Wells Fargo Advisors.
Wells Fargo Advisors Contingent Deferred Sales Charge information
◼
Contingent deferred sales charges (CDSC) imposed on fund redemptions will not be rebated based on future purchases.
Wells Fargo Advisors Class A front-end load discounts
Wells Fargo Advisors Clients purchasing Class A shares of the fund through Wells Fargo Advisors brokerage accounts will follow the following aggregation rules for breakpoint discounts:
◼
SEP or SIMPLE IRAs will not be aggregated as a group plan. They will aggregate with the client’s
63

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

personal accounts based on Social Security Number. Previously established SEP and SIMPLE IRAs may still be aggregated as a group plan.
◼
Employer-sponsored retirement plan (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans) accounts will aggregate with other plan accounts under the same Tax ID and will not be aggregated with other retirement plan accounts under a different Tax ID or personal accounts. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SARSEPs or Keogh plans.
◼
Gift of shares will not be considered when determining breakpoint discounts
64

65

66

67

94405-0926
By mail:
Victory Funds
P.O. Box 182903
Columbus, OH 43218-2903

P.O. Box 182903
Columbus, OH 43218-2903
Statement of Additional Information (“SAI”): A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference into this Prospectus, which means it is legally part of the prospectus.
Annual/Semi-Annual Reports and Form N-CSR: The Fund's annual and semi-annual reports to shareholders and Form N-CSR contain more information about the Fund's investments. The annual shareholder report also includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal period. The Fund's Form N-CSR filings contain the Fund's annual and semi-annual financial statements.
How to Obtain Information: You may obtain a free copy of the SAI, annual and semi-annual reports and other information such as Fund financial statements and ask questions about the Fund or your accounts, online at VictoryFunds.com, by contacting the Fund at the following address or telephone number, or by contacting your financial intermediary.
By telephone:
Call Victory Funds at
(800) 235-8396
You also can obtain information about the Fund (including the SAI, other reports, and other information such as Fund financial statements) from the SEC on the SEC’s EDGAR database at sec.gov or, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov
Investment Company Act File No. 811-7852

September 1, 2026
Prospectus
Victory Value Fund
Fund Shares	Institutional Shares	Class A	Class C	Class R6
UVALX	UIVAX	—	—	—
The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
vcm.com
(800) 235-8396

Victory Value Fund Summary
Investment Objective
The Victory Value Fund (the “Fund”) seeks long-term growth of capital.
Fund Fees and Expenses
The tables below describe the fees and expenses that you may pay, if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Shareholder Fees
(paid directly from your investment)
	Fund Shares	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of purchase or sale price)	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees[1]	0.66%	0.66%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%
Other Expenses	0.26%	0.24%
Total Annual Fund Operating Expenses[2]	0.92%	0.90%
Fee Waiver/Expense Reimbursement[2]	0.00%	(0.01)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	0.92%	0.89%
1
The management fee is comprised of a base fee (which is equal to an annualized rate of 0.65% of the Fund’s average daily net assets) and a performance adjustment. The performance adjustment is calculated separately for each share class on a monthly basis and is added to or subtracted from the base fee depending upon the performance of the respective share classes relative to the Lipper Multi-Cap Value Funds Index. Assets and performance are each measured over a rolling 36-month period. The annual adjustment rate ranges from +/- 0-6 basis points (a basis point is 1/100th of a percentage point) of average daily net assets depending on the level of over/under-performance. The performance adjustment reflected in the management fee may differ from the over/under annual adjustment rate due to differences in average net assets for the fiscal reporting period and rolling 36-month performance period. See Organization and Management of the Fund section for a description of the performance adjustment.
2
Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual fund operating expenses (excluding certain items such as performance fee adjustments, acquired fund fees and expenses, if any, interest, taxes, brokerage commissions, capitalized expenses, and other extraordinary expenses) do not exceed an annual rate of 0.96% and 0.88% of the Fund Shares and Institutional Shares, respectively, through at least August 31, 2027. The Adviser is permitted to recoup management fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. The amount of any waivers or reimbursements and the amount of any recoupment is calculated without regard to the impact of any performance adjustment to the Fund’s management fee. This agreement may only be terminated by the Fund’s Board of Trustees.

Victory Value Fund Summary
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell or continue to hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Fund Shares	$94	$293	$509	$1,131
Institutional Shares	$91	$286	$497	$1,107
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the most recent fiscal year, the Fund's portfolio turnover rate was 52% of the average value of its portfolio.
Principal Investment Strategy
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of companies considered to represent value. The Fund considers a number of factors when determining whether an issuer represents value, including whether (i) the issuer is classified as a value company by an independent third-party financial data provider based on financial metrics and other available information; (ii) the issuer is included in an index or index-based ETF that is representative of value companies; and/or (iii) the Adviser believes that the issuer’s securities are reasonably valued given the issuer’s expected growth or other business prospects, consistent with the Fund’s strategy, considering such measures as historical and/or projected earnings, book value, cash flow, and revenue relative to valuation and the applicable equity market.
Although the Fund will invest primarily in U.S. securities, it may invest up to 20% of its total assets in foreign securities, including securities issued in emerging markets.
The Fund employs a multi-manager structure with the underlying managers implementing fundamentally driven security selection investment processes that focus on companies that may exhibit attractive levels of quality and value.
Principal Risks
The Fund’s investments are subject to the following principal risks:
Investment Style Risk — The Fund uses a value-oriented investment strategy to select investments. The strategy may be out of favor or may not produce the intended results over short or longer time periods. The strategy may, at times, substantially underperform funds that utilize other investment strategies, such as growth.
General Market Risk – Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels and other fiscal and monetary policy changes, cybersecurity incidents, pandemics and other public health crises, imposition of tariffs, sanctions against a particular foreign country, its nationals, businesses or industries, and related geopolitical events, as well as environmental disasters such as
2

Victory Value Fund Summary
earthquakes, fires, and floods, or other catastrophes may add to instability in global economies and markets generally and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.
Equity Securities Risk – The values of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general market, economic, and political conditions, and other factors. A company’s earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, tariffs, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or may last for extended periods. Equity securities have the lowest priority, and the greatest risk, with respect to dividends and any liquidation payments in the event of an issuer’s bankruptcy.
Large-Capitalization Stock Risk – The Fund invests in large-capitalization companies. Such investments may go in and out of favor based on market and economic conditions and may underperform other market segments. Some large-capitalization companies may be unable to respond quickly to new competitive challenges and attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large-capitalization companies could trail the returns on investments in stocks of small- and mid-capitalization companies.
Financials Sector Risk – The Fund’s investments in companies within the financials sector means that market or economic factors impacting that sector could have a significant effect on the value of the Fund’s investments and could make the Fund’s performance more volatile. Financial companies, such as retail and commercial banks, insurance companies, and financial services companies, are especially subject to the adverse effects of economic recession, currency exchange rates, extensive government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets, industries or products (such as commercial and residential real estate loans), and competition from new entrants in their fields of business.
Foreign Securities Risk – Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Global markets, or those in a particular region, may all react in similar fashion to important political, economic, or other developments. Events and evolving conditions in certain economies or markets, including with respect to tariffs or sanctions, may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile.
Emerging Markets Risk – Foreign securities risk can be particularly heightened because investments in emerging market countries generally are more volatile than investments in developed markets. Emerging market countries are less economically diverse and mature than more developed countries and tend to be politically less stable. The governments of emerging market countries may be more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. In addition, the economies of emerging market countries may be dependent on relatively few industries that are more susceptible to local and global changes. Emerging market countries may also have less developed legal and accounting systems, and their legal systems may deal with issuer bankruptcies and defaults differently than U.S. law would.
Management Risk – The Fund is actively managed, and the investment techniques and risk analyses used by the Fund’s portfolio managers may not produce the desired results.
3

Victory Value Fund Summary
Large Shareholder Risk – The actions by one large shareholder or multiple shareholders acting simultaneously may have an impact on the Fund and, therefore, indirectly on other shareholders. Shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.
Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. By itself, the Fund does not constitute a complete investment plan. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.
An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Investment Performance
The following bar chart and table are intended to help you understand some indication of the risks of investing in the Fund. The bar chart illustrates the Fund Shares' volatility by showing how performance has varied from year to year for each full calendar year over the past 10 years. The table shows how the average annual total returns of the share classes for the periods indicated compared to those of the Fund's regulatory broad-based securities market index the Fund's benchmark index, and an additional index of funds with similar investment objectives. We assume reinvestment of dividends and distributions.
Performance data for the classes varies based on differences in their fee and expense structures and reflects any expense limitations in effect during the periods shown. Remember, historical performance (before and after taxes) does not necessarily indicate what will happen in the future. The Fund’s most current performance information is available on the Fund’s website at vcm.com or by calling (800) 235-8396.
Calendar Year Returns for Fund Shares

40%
30%
20%
10%
0%
-10%
-20%
14.35%
15.15%
-12.81%
24.91%
-1.04%
25.90%
-5.70%
13.90%
15.62%
16.18%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter	16.74%	December 31, 2020
Lowest Quarter	-29.15%	March 31, 2020

Year-to-date return	8.90%	June 30, 2026
4

Victory Value Fund Summary

Average Annual Total Returns (For the Periods Ended December 31, 2025)	1 Year	5 Years	10 Years
FUND SHARES Before Taxes	16.18%	12.68%	9.93%
FUND SHARES After Taxes on Distributions	13.37%	10.64%	7.63%
FUND SHARES After Taxes on Distributions and Sale of Fund Shares	11.49%	9.81%	7.47%
INSTITUTIONAL SHARES Before Taxes	16.20%	12.73%	10.01%
Indices
Russell 1000® Index reflects no deduction for fees, expenses, or taxes	17.37%	13.59%	14.59%
Russell 1000® Value Index reflects no deduction for fees, expenses, or taxes	15.91%	11.33%	10.53%
Lipper Large-Cap Value Funds Index reflects no deduction for taxes	19.05%	13.08%	11.91%
Lipper Multi-Cap Value Funds Index reflects no deduction for taxes	15.15%	11.67%	10.04%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your shares through a tax-deferred arrangement, such as an individual retirement account (“IRA”) or 401(k) plan, the after-tax returns shown in the table are not relevant to you. Please note that after-tax returns are shown only for the Fund Shares and may differ for each share class.
Management of the Fund
Investment Adviser
Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser.
The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. The portfolio managers primarily responsible for the day-to-day management of all or a portion of the Fund are members of the Adviser’s RS Investments Value (“RS Value”) investment franchise and its Victory Solutions platform.
Portfolio Management
	Title	Tenure with the Fund
Robert J. Harris	Chief Investment Officer, RS Value	Since 2019
Joseph Mainelli	Portfolio Manager, RS Value	Since 2019
Mannik S. Dhillon, CFA, CAIA	President, Investment Franchises & Solutions	Since 2019
5

Victory Value Fund Summary
Purchase and Sale of Fund Shares
Investment Minimums	Fund Shares	Institutional Shares
Minimum Initial Investment	$3,000	$1,000,000
Minimum Subsequent Investments	$50	None
You may purchase or sell Fund Shares on any business day through vcm.com or by telephone at (800) 235-8396. You also may purchase or sell Fund Shares through certain other financial intermediaries. If you have opened an account directly with the Fund, you also may purchase and sell Fund Shares by mail at P.O. Box 182903, Columbus, OH 43218-2903. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Institutional Shares are not offered for sale directly to the general public. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Certain broker-dealers and other financial intermediaries (such as a bank) may establish higher or lower minimum initial and subsequent investment amounts to which you may be subject if you invest through them.
When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value (“NAV”) after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.
Tax Information
The Fund intends to make distributions that generally will be taxed to you as ordinary income or long-term capital gains, unless you are a tax-exempt investor or you invest through an IRA, 401(k) plan, or other tax-deferred account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of such shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.
6

Additional Fund Information

Victory Capital Management Inc., which we refer to as the “Adviser” throughout the Prospectus, manages the Fund.
The Fund is  managed by the Adviser who also manages other funds, each having distinct investment management objectives, strategies, risks, and policies. Together, these funds are referred to in this Prospectus as the “Victory Funds” or, more simply, the “Funds.”
The Fund seeks long-term growth of capital. The Fund’s Board of Trustees (the “Board”) may change the investment objective without shareholder approval. The Fund will provide shareholders notice of any such change.
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of companies considered to represent value. The Fund considers a number of factors when determining whether an issuer represents value, including whether (i) the issuer is classified as a value company by an independent third-party financial data provider based on financial metrics and other available information; (ii) the issuer is included in an index or index-based ETF that is representative of value companies; and/or (iii) the Adviser believes that the issuer’s securities are reasonably valued given the issuer's expected growth or other business prospects, consistent with the Fund’s strategy, considering such measures as historical and/or projected earnings, book value, cash flow and revenue relative to valuation and the applicable equity market.
Although the Fund invests primarily in U.S. securities, up to 20% of the Fund’s total assets may be invested in foreign securities purchased in either foreign or U.S. markets. These foreign holdings may include securities issued in emerging markets as well as securities issued in developed markets.
The Fund may consider various non-financial factors, where applicable, through quantitative models or qualitative assessments, including, for example, third-party sustainability ratings or governance and risk-related factors. Any consideration of such factors is only one part of the investment process and may have little to no weight on investment decisions, whether on an individual security basis or in the context of overall portfolio construction.
The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies as a response to adverse market, economic, political, or other conditions. The effect of taking such a temporary defensive position is that the Fund may not achieve its investment objective.
RS Value
In evaluating investments for the Fund, RS Value conducts fundamental research to identify companies with improving returns on invested capital. RS Value’s research efforts seek to identify the primary economic and value drivers for each company. Research focuses on a company’s capital deployment strategy, including decisions about capital expenditures, acquisitions, cost-saving initiatives, and share repurchase/dividend plans, as RS Value seeks to understand how returns on invested capital may improve over time. Valuation is considered an important part of the process. RS Value seeks to invest in companies based on its assessment of risk (the possibility of permanent capital impairment) and reward (the future value of the enterprise). RS Value takes into account relevant sustainable investing issues relating to a company relative to other investment options when evaluating the potential impact such factors may have on the return on invested capital of the company’s business lines and management teams.
7

Additional Fund Information

Victory Solutions
Victory Solutions seeks to create a diversified portfolio of stocks that emphasize certain investment factors such as quality, value, and momentum through quantitative analysis. Victory Solutions uses quantitative analysis to identify companies that generally meet one of the following criteria: trade at attractive valuations, exhibit positive momentum, and/or have strong and stable profitability. The team allocates the Fund’s exposure to these factors in an attempt to take advantage of opportunities and limit the amount of risk any individual factor contributes to the portfolio. Victory Solutions may engage in active and frequent trading of portfolio holdings for the portion of the Fund’s assets it manages and will sell an investment if the above-mentioned attributes are not compelling as compared to those of another investment choice.
8

Investments

The following describes the types of securities the Fund may purchase under normal market conditions to achieve its principal investment strategy.
Equity Securities
The equity securities in which the Fund principally invests include, among others, common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks.
Foreign Securities
Can include common stock and convertible preferred stock of non-U.S. companies. Also may include American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”), which are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies, and exchange-traded funds (“ETFs”) that invest in foreign companies.
Additional Fund Strategies. The Adviser may use other types of investment strategies in pursuing the Fund's overall investment objective. The following describes the investment technique the Adviser may employ that is not considered to be a part of the Fund's principal investment strategies. Additional securities and techniques are described in the Fund's SAI.
Securities Lending
To enhance the return on its portfolio, the Fund may lend portfolio securities to brokers, dealers, and financial institutions to realize additional income under guidelines adopted by the Board. Each loan will be secured continuously by collateral in the form of cash, securities issued by the U.S. government or its agencies or instrumentalities.
9

Risk Factors

The following provides additional information about the Fund's principal risks and supplements the risks discussed in the Fund’s Summary section of this Prospectus.
Convertible Securities Risk: The Fund may invest in convertible securities, the value of which fluctuates in relation to changes in interest rates, the market price of the underlying common stock, and the credit quality of the issuer. A convertible security tends to perform more like a stock when the underlying stock price is high relative to the conversion price (because more of the security’s value resides in the option to convert) and more like a debt security when the underlying stock price is low relative to the conversion price (because the option to convert is less valuable). Because its value can be influenced by many different factors, a convertible security generally is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the current market price of the security. If a convertible security is called for redemption, the Fund will be required to either permit the issuer to redeem the security, convert it into underlying common stock, or sell it to a third party. Convertible securities are subject to equity risk, interest rate risk, and credit risk and are often lower-quality securities, which means that they are subject to the same risks as an investment in lower-rated debt securities. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. In addition, because companies that issue convertible securities are often small- or mid-cap companies, to the extent the Fund invests in convertible securities, it will be subject to the risks of investing in these companies. The stocks of small- and mid-cap companies are often more volatile and less liquid than the stocks of larger companies. Convertible securities normally are “junior” securities, which means an issuer usually must pay interest on its non-convertible debt before it can make payments on its convertible securities. If an issuer stops making interest or principal payments, these securities may become worthless and the Fund could lose its entire investment. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stock holders but after holders of any senior debt obligations of the company.
Equity Securities Risk: The value of an equity security will fluctuate in response to changes in earnings or other conditions affecting the issuer’s profitability or in general market conditions. Unlike debt securities, which have preference to a company’s assets in case of liquidation, equity securities are entitled to the residual value after the company meets its other obligations.
Foreign Securities Risk: Investing in foreign companies, including ADRs and GDRs, involves certain special risks. There is the possibility that the value of the Fund’s investments in foreign securities will decrease because of unique risks, such as currency exchange-rate fluctuations; foreign market illiquidity; emerging market risk; increased price volatility; uncertain political conditions; changes to trade policies and trade disputes; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; less publicly available information about foreign issuers; difficulties in obtaining legal judgments; and foreign withholding taxes. Foreign investing may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. Three risks that require additional consideration are:
◼
Emerging Markets Risk: Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that generally are less economically diverse and mature than those in the United States and to political systems that may be less stable. Investments in emerging markets may be subject to the risk of abrupt and severe price declines and their financial markets often lack liquidity. In addition, emerging market countries may be more likely than developed countries to experience rapid and significant adverse developments in their political or economic structures. Emerging market economies also may be overly reliant on particular industries, and more vulnerable to shifts in international trade, trade barriers, and other protectionist or retaliatory measures.
10

Risk Factors

Governments in many emerging market countries participate to a significant degree in their economies and securities markets. Some emerging market countries restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or may nationalize or expropriate the assets of private companies. Emerging market countries also may be subject to high inflation and rapid currency devaluations and currency-hedging techniques may be unavailable in certain emerging market countries.
◼
Political Risk: Political risk includes a greater potential for coups d’état, revolts, and expropriation by governmental organizations.
◼
European Economic Risk: The economies of European Union (“EU”) member countries and their trading partners, as well as the broader global economy, may be adversely affected by, among other things, changes in the Euro’s exchange rate; changes in EU or governmental regulations on trade; geopolitical and other events, including acts of terrorism, tensions, war or other open conflicts; and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact the Fund’s investments and cause it to lose money. Events in Europe may continue to impact the economies of every European country and their economic partners. The ongoing Russia-Ukraine conflict, the resulting responses by the United States and other countries, and the potential for wider conflict have had, and could continue to have, severe adverse effects on regional and global economies and could further increase volatility and uncertainty in the global financial markets. In addition, uncertainties regarding the viability of the EU have impacted and may continue to impact regional and global markets. There are ongoing concerns regarding the United Kingdom’s withdrawal from the EU, commonly referred to as “Brexit,” as well as the impact this withdrawal may have on other economies of European countries and/or their sovereign debt. Withdrawals from the EU could cause significant regional and global market disruption, which may negatively impact the Fund’s investments and cause it to lose money.
General Market Risk: The Fund is subject to market risk, which is the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. In addition, markets and market-participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.
Market turmoil may be reflected in perceptions of economic uncertainty, price volatility in the equity and debt markets, and fluctuating trading liquidity. In response, governments may adopt a variety of fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and lower interest rates. An unexpected or quick reversal of these policies could increase volatility in the equity and debt markets. Market conditions and economic risks could have a significant effect on domestic and international economies, and could add significantly to the risks of increased volatility and decreased liquidity for the Fund’s portfolio. Equity securities tend to be more volatile than debt securities.
Geopolitical/Natural Disaster Risk: Political and diplomatic events within the United States, including a contentious domestic political environment, changes in political party control of one or more branches of the U.S. government, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a U.S. government shutdown, and disagreements over,
11

Risk Factors

or threats not to increase, the U.S. government’s borrowing limit (or “debt ceiling”), as well as political and diplomatic events abroad, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. A downgrade of the ratings of U.S. government debt obligations, or concerns about the U.S. government’s credit quality in general, could have a substantial negative effect on the U.S. and global economies. Moreover, although the U.S. government has honored its credit obligations, there remains a possibility that the United States could default on its obligations. The consequences of such an unprecedented event are impossible to predict, but it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Fund’s investments. Similarly, environmental and public health risks, such as natural disasters or epidemics, or widespread fear that such events may occur, may impact markets and economies adversely and cause market volatility in both the short- and long-term.
Information Technology and Operations Risk: Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The information technology and other operational systems upon which a Fund’s service providers rely may be subject to cyber attack or other technological disruptions, and could otherwise disrupt the ability of these service providers to perform essential tasks for the Fund. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.
Investment Style Risk: Value investing attempts to identify strong companies selling at a discount from their perceived true worth. A Fund using this approach generally selects stocks at prices that, in its view, are temporarily low relative to the company’s earnings, assets, cash flow and dividends. Value investing is subject to the risk that a stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually have been appropriately priced at the time of investment. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.
Large-Capitalization Company Risk: Investments in large-capitalization companies may go in and out of favor based on market and economic conditions and may underperform other market segments. Some large-capitalization companies may be unable to respond quickly to new competitive challenges and attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large-capitalization companies could trail the returns on investments in stocks of small- and mid-capitalization companies.
Large Shareholder Risk: The Fund, like all mutual funds, pools the investments of many investors. Actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. For example, significant levels of new investments in the Fund by shareholders may cause the Fund to have more cash than would otherwise be the case, which might have a positive or negative impact on Fund performance. Similarly, redemption activity might cause the Fund to sell portfolio securities, which may increase transaction costs and might generate a capital gain or loss, or cause it to borrow funds on a short-term basis to cover redemptions, which would cause the Fund to incur costs that, in effect, would be borne by all shareholders, not just the redeeming shareholders. Shareholder purchase and redemption activity also may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax. To the extent a larger shareholder is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.
12

Risk Factors

Liquidity Risk: Certain securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Fund would like due to a variety of factors, including general market conditions, the perceived financial strength of the issuer, or specific restrictions on resale of the securities. Consequently, the Fund may have to hold these securities longer than it would like and may forgo other investment opportunities. It also is possible that the Fund could be prevented from realizing capital gains or could be forced to incur capital losses if the Adviser is unable to sell a position at the time or price of the Adviser’s choosing. Lack of liquidity may impact valuation of such securities and the Fund’s net asset value (“NAV”) adversely, especially during times of financial distress. In addition, the Fund may not be able to raise cash when needed or may be forced to sell other investments to raise cash, which could impact the Fund’s performance negatively. Infrequent trading of securities also may lead to an increase in price volatility. Liquidity is a general investment risk that potentially could impact any security, but funds that invest in privately placed securities, certain small-company securities, high-yield bonds, mortgage-backed or asset-backed securities, foreign or emerging-market securities, derivatives, or other structured investments, which all have experienced periods of illiquidity, generally are subject to greater liquidity risk than funds that do not invest in these types of securities.
Management Risk: The Fund is subject to management risk, which is the possibility that the investment techniques and risk analyses used in managing the Fund’s portfolio will not produce the desired results. In addition, we operate multiple investment franchises within the Adviser, and we also utilize a “manager-of-managers” structure, which gives us the right, with the prior approval of the Board and without shareholder approval, to change subadviser(s). If we add or replace an investment franchise or a subadviser to the Fund, the Fund could experience higher portfolio turnover and higher transaction costs than normal if the new investment franchise or subadviser realigns the portfolio to reflect its investment techniques and philosophy. A realignment of the Fund’s portfolio could take place at a disadvantageous time and also could result in higher capital gains and distributions, which could affect the tax efficiency of the Fund negatively. In addition, the Fund may not be fully invested under its investment program while the realignment takes place, which may negatively impact the Fund’s performance.
Warrants and Rights Risk: Warrants and rights may be considered more speculative than certain other types of investments in that they do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities. If a warrant or right to subscribe to additional shares is not exercised or, when permissible, sold prior to the warrant’s or right’s expiration date, or redemption by the issuer, the Fund would lose all or substantially all of the purchase price of the warrant or right. The market for warrants and rights may be limited, and there may at times not be a liquid secondary market for warrants and rights.
Additional Risk Factors. The Adviser may use several types of investment strategies in pursuing the Fund's overall investment objective. The following risk is that which the Adviser does not consider to be a principal risk of the Fund. The statement of additional information (“SAI”) provides more detail about this risk and other risks that a Fund may be subject to that are not considered to be principal risks. You may request a copy of the Fund's SAI for more information.
Securities Lending Risk: The Fund may lend portfolio securities to broker-dealers or other institutions on a fully collateralized basis. There is a risk of delay in recovering a loaned security and/or risk of loss in collateral if the borrower becomes insolvent. There also is risk of loss if the borrower defaults and fails to return the loaned securities. The Fund could incur losses on the reinvestment of cash collateral from the loan, if the value of the short-term investments acquired with the cash collateral is less than the amount of cash collateral required to be returned to the borrower.
13

Organization and Management of the Fund

The Fund's Board has the overall responsibility for overseeing the management of the Fund.
The Investment Adviser
Victory Capital Management Inc. (the “Adviser”), a New York corporation that is registered as an investment adviser with the Securities and Exchange Commission (“SEC”), serves as the investment adviser to the Fund pursuant to an investment advisory agreement. Subject to the authority of the Board, the Adviser is responsible for the overall management and administration of the Fund's business affairs. The Adviser is responsible for selecting the Fund's investments according to its investment objective, policies, and restrictions. As of July 31, 2026, the Adviser managed and advised assets totaling in excess of $348.8 billion for individual and institutional clients. The Adviser’s principal address is 15935 La Cantera Pkwy, San Antonio, Texas 78256.
A discussion regarding the basis of the Board’s approval of the Fund's Advisory Agreement is available in the Fund's Form N-CSR for the period ended April 30.
The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. RS Investments Value, a Victory Capital investment franchise, and Victory Capital’s Victory Solutions platform are responsible for the day-to-day investment management of the Fund. The Adviser may allocate any portion (including, at times, no portion) of the Fund’s assets to an investment team.
The Fund’s investment management fee is comprised of a base investment management fee and a performance adjustment. The base investment management fee, which is accrued daily and paid monthly, is equal to an annualized rate of 0.65% of the Fund’s average daily net assets.
The performance adjustment is calculated separately for each share class of the Fund on a monthly basis and will be added to or subtracted from the base investment management fee depending upon the performance over the performance period of the respective share class relative to the performance of the Lipper Multi-Cap Value Funds Index, which tracks the total return performance of funds within the Lipper Multi-Cap Value Funds category. This category includes funds that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P Composite 1500® Index. Multi-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P Composite 1500® Index. The performance period for each share class consists of the current month plus the previous 35 months. The adjustment rate is determined as referenced in the following chart:
Over/Under Performance Relative to Index (in basis points)[1]	Annual Adjustment Rate (in basis points as a percentage of the Fund’s average daily net assets)
+/– 100 to 400	+/– 4
+/– 401 to 700	+/– 5
+/– 701 and greater	+/– 6
1 Based on the difference between the average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point.
To determine the amount of the performance adjustment, the annual performance adjustment rate is multiplied by the average daily net assets of each respective share class over the entire performance period, which then is multiplied by a fraction, the numerator of which is the number of days in the
14

Organization and Management of the Fund

month and the denominator of which is 365 (366 in leap years). The resulting amount then is added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base investment management fee.
Under the performance fee arrangement, each share class of the Fund pays a positive performance fee adjustment for a performance period whenever the share class outperforms the Lipper Multi-Cap Value Funds Index over that period, even if the share class had overall negative returns during the performance period.
The performance adjustment may have a disproportionate impact on the performance of a share class with a smaller level of assets compared to the Fund’s other share classes with larger asset levels.
For the fiscal year ended April 30, 2026, performance adjustments were 0.01% and 0.01% for Fund Shares and Institutional Shares, respectively. The performance adjustment rate, if any, included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36-month performance period.
See Fund Fees and Expenses in this Prospectus for information about any contractual agreement agreed to by the Adviser to waive fees and/or reimburse expenses with respect to the Fund. From time to time, the Adviser also may voluntarily waive fees and/or reimburse expenses in amounts exceeding those required to be waived or reimbursed under any contractual agreement that may be in place with respect to the Fund.
The Fund is  authorized, although the Adviser has no present intention of using such authority, to use a “manager-of-managers” structure. The Adviser could select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of the Fund's assets. The Adviser would monitor each subadviser’s performance through quantitative and qualitative analysis and periodically report to the Board as to whether a subadviser’s agreement should be renewed, terminated, or modified. The Adviser also would be responsible for determining how the Fund's assets should be allocated to the subadvisers. The allocation for a subadviser could range from 0% to 100% of the Fund's assets, and the Adviser could change the allocations without shareholder approval.
Portfolio Management
RS Value
Robert J. Harris is the Chief Investment Officer of the RS Value team. From 2005 to 2016, he was an analyst with RS Investment Management Co. LLC, which was acquired by Victory Capital in 2016. Before joining RS Investments, he was a financial services analyst at Dresdner RCM Global Investors, LLC. Previously, he was a marketing associate for Chevron Texaco Corporation. He also spent seven years as a flight engineer in the United States Air Force. He has co-managed a portion of the Fund since 2019.
Joseph Mainelli is a member of the RS Value team. From 2007 to 2016, he was an analyst with RS Investment Management Co. LLC, which was acquired by Victory Capital in 2016. Before joining RS Investments, he was an equity research analyst focusing on small- and mid-cap value investments at David J. Greene & Company for three years. Previously, he was an equity research analyst at Sagamore Hill Capital and ING Furman Selz Asset Management. He has co-managed a portion of the Fund since 2019.
15

Organization and Management of the Fund

Victory Solutions
Mannik S. Dhillon, CFA, CAIA, serves as President, Investment Franchises & Solutions, for Victory Capital and has co-managed the Fund since 2019. From 2015-2017, he served as Victory Capital’s Head of Investment Solutions, Product, and Strategy. From 2010 to 2015, Mr. Dhillon served as a managing director and head of manager research with Wilshire Associates, where he evaluated asset managers and led strategic consulting engagements. Mr. Dhillon is a CFA® and CAIA® charterholder.
The statement of additional information (“SAI”) provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of Fund securities.
16

Investing with the Victory Funds

If you are looking for a convenient way to open an account or to add money to an existing account, we can help. The sections that follow will serve as a guide to your investment with the Victory Funds. These sections describe many of the share classes currently offered by the Victory Funds. Choosing a Share Class will help you decide which share class may be to your advantage to buy.
Keep in mind that Institutional Shares and Class R6 shares are available for purchase only by eligible shareholders. In addition, not all Victory Funds offer each class of shares described below; and therefore, certain classes may be discussed that are not necessarily offered by a Fund. The classes of shares that are offered by a Fund are those listed on the cover page designated with a ticker symbol. A Fund also may offer other share classes in different prospectuses.
This section of the prospectus also describes how to open an account, how to access information about your account, and how to buy, exchange, and sell shares of a Fund. Note, this information may vary if you invest through a third party such as a brokerage firm and will be dependent on that firm’s policies and practices. Consult your Investment Professional for specific details.
We want to make it simple for you to do business with us. If you have questions about any of this information, please call your investment professional or one of our customer service representatives at (800) 235-8396. They will be happy to assist you.
An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information.
Your Investment Professional also can help you decide which share class is best for you.
Investment Professionals and other financial intermediaries may charge fees for their services.

Choosing a Share Class
Fund Shares
◼
No front-end sales charge or contingent deferred sales charge (“CDSC”). All your money goes to work for you right away.
◼
Fund Shares do not pay any ongoing distribution and/or service (12b-1) fees.
◼
Typically, lower annual expenses than all classes except Institutional and Class R6 shares.
Institutional Shares
◼
No front-end sales charge or CDSC. All your money goes to work for you right away.
◼
Institutional Shares do not pay any ongoing distribution and/or service (12b-1) fees.
◼
Institutional Shares are only available to certain investors.
◼
Typically, lower annual expenses than all classes except Class R6 shares.
Class A
◼
Front-end sales charge, as described in this section. There are several ways to reduce or eliminate this charge as discussed under Sales Charge Reductions and Waivers for Class A Shares.
◼
A CDSC may be imposed if you sell your shares within 18 months of their purchase. The CDSC may be waived or reduced in certain circumstances as discussed under CDSC Reductions for Class A and Class C Shares.
◼
Class A shares also pay ongoing distribution and/or service (12b-1) fees.
◼
Lower annual expenses than Class C shares.
Class C
◼
No front-end sales charge. All your money goes to work for you right away.
17

Investing with the Victory Funds

◼
A CDSC may be imposed if you sell your shares within 12 months of purchase. The CDSC may be waived or reduced in certain circumstances as discussed under CDSC Reductions for Class A and Class C Shares.
◼
Class C shares also pay ongoing distribution and/or service (12b-1) fees.
◼
Higher annual expenses than all other classes of shares.
Class R6
◼
No front-end sales charge or CDSC. All your money goes to work for you right away.
◼
Class R6 shares do not pay any ongoing distribution and/or service (12b-1) fees.
◼
Class R6 shares are only available to certain investors.
◼
Typically, lower annual expenses than all other classes of shares.
Share Classes
When you purchase shares of the Fund, you must choose a share class. The Fund offers the share classes listed on the prospectus cover designated with their ticker symbol. Each share class represents an interest in the same portfolio of securities and is not a separate mutual fund. The classes differ in the sales charges, if any, and expenses that apply to your investment, allowing you and your Investment Professional to choose the class that best suits your investment needs. The Fund may offer additional classes of shares in the future.
Deciding which share class best suits your investment needs depends on a number of factors that you should discuss with your Investment Professional, including: whether you are eligible to invest in a particular class, how long you expect to hold your investment, how much you intend to invest in the Fund, and the total expenses associated with each share class.
The Fund reserves the right, without notice, to change the eligibility criteria for purchasing a particular share class. For example, a class of shares may be available to purchase only by retirement plans or by institutional investors. The Fund also may waive any applicable eligibility criteria or investment minimums at its discretion.
The Fund or any class may be closed at any time for failure to achieve an economical level of assets or for other reasons. Certain financial intermediaries who hold shares on behalf of their customers impose fees when the amount of shares of a particular class falls below a minimum threshold. To the extent that the amount of shares falls below that threshold, the Fund reserves the right to liquidate the shares held in accounts maintained by the financial intermediary.
Shares of the Fund are only available for sale in the United States and certain other areas subject to U.S. jurisdiction and may not be offered for sale in non-U.S. jurisdictions, except as approved by the Adviser. Investors residing outside of the United States (except those with Air/Army Post Office (“APO”), Fleet Post Office (“FPO”), or Diplomatic Post Office (“DPO”) addresses) generally may not purchase shares of the Fund, even if they are U.S. citizens or lawful permanent residents.
Eligibility Requirements to Purchase Fund Shares
You may open an account directly with the Fund and purchase Fund Shares on the Internet, by telephone, or by mail. Fund Shares also are available through certain financial intermediaries.
If Fund Shares are purchased through a retirement account or an Investment Professional (i.e., financial intermediary), the policies and procedures relating to these purchases may differ from those discussed in this prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy or sell shares of the Fund through a broker or other Investment Professional. For more information on these fees, check with your Investment Professional.
18

Investing with the Victory Funds

Eligibility Requirements to Purchase Institutional Shares
The Institutional Shares may be purchased by or through:
◼
Institutional and individual investors with a minimum investment in Institutional Shares of $1,000,000 who purchase through certain broker-dealers or directly from the transfer agent;
◼
Investors who purchase through advisory programs with an approved financial intermediary in which the financial intermediary typically charges the investor a fee based upon the value of the account (“Advisory Programs”). Such transactions may be subject to additional rules or requirements of the applicable Advisory Program;
◼
Brokerage platforms of firms that have agreements with the Distributor to offer such shares solely when acting as an agent for the investor and the investor may be required to pay a commission and/or other forms of compensation to the broker; or
◼
Institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as Affiliated Funds, and other persons or legal entities that the Fund may approve from time to time.
A Fund may allow a lower initial investment if, in the opinion of the Distributor, the investor has the adequate intent and availability of assets to reach a future level of investment of $1,000,000.
Eligibility Requirements to Purchase Class A and Class C Shares
Class A and Class C shares generally are made available through broker-dealers and other financial intermediaries and are subject to certain sales charges described below.
Eligibility Requirements to Purchase Class R6 Shares
Class R6 shares may only be purchased by or through:
◼
Endowments and foundations;
◼
Retirement plans, including Section 401 and Section 457 plans, Section 403 plans sponsored by a Section 501(c)(3) organization, employer-sponsored benefit plans (including health savings accounts) and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans;
◼
Advisory Programs with an approved financial intermediary in which the financial intermediary typically charges the investor a fee based upon the value of the account; or
◼
Registered investment companies.
Such investments may be subject to additional rules or requirements of the applicable Advisory Program.
The Class R6 shares are not available to retail accounts, traditional or Roth IRAs, SEPs, SARSEPs, SIMPLE IRAs, or 529 Education Savings Plans.
Eligibility of Individuals Associated with the Victory Funds and Fund Service Providers
Current and retired trustees of Victory-advised funds and the officers, directors, trustees, employees, and family members of employees of the Adviser or Affiliated Providers are eligible to purchase the lowest expense share class offered by the Fund. In the case of Class A shares, such purchases are not subject to a front-end sales charge. “Affiliated Providers” are affiliates of the Adviser and organizations that provide services to Victory Portfolios III (the “Trust”).
The Fund reserves the right to change the criteria for eligible investors and the investment minimums.
19

Investing with the Victory Funds

Additional Information Regarding Financial Intermediaries
Your ability to purchase, exchange, redeem, and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include: minimum investment requirements, exchange policies, fund choices, cutoff time for investments, and trading restrictions.
In addition, your financial intermediary may charge a transaction or other fee for the purchase or sale of shares of the Fund. Those charges are retained by the financial intermediary and are not shared with us. Please contact your financial intermediary or plan sponsor for a complete description of its policies.
Copies of the Fund's annual report, semi-annual report, and SAI are available from your financial intermediary or plan sponsor.
20

How to Buy Shares

Opening an Account With the Fund
You may purchase shares directly from the Fund or through certain investment professionals (e.g., financial intermediaries) as described below. If you already have an account with us, you will not need to fill out another application to invest in another fund, including other funds managed by the Adviser (together with the Fund, we refer to these as the “Affiliated Funds” or so simply as the “Funds”), unless the registration is different or we need further information to verify your identity.
As required by federal law, we must obtain certain information from you prior to opening an account with us. If we are unable to verify your identity, we may refuse to open your account, or we may open your account and take certain actions without prior notice to you, including restricting account transactions pending verification of your identity. You may be asked for a copy of your driver’s license, passport, or other identifying documents as part of this process which may be cross-referenced against a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. If we subsequently are unable to verify your identity within a reasonable time, we may close your account or take other appropriate action. If your account is closed for this reason, your shares will be redeemed at the next calculated NAV. We prohibit opening accounts for certain investors, including but not limited to, foreign financial institutions, shell banks, correspondent accounts for foreign shell banks, and correspondent accounts for foreign financial institutions. A “foreign shell bank” is a foreign bank without a physical presence in any country. A “correspondent account” is an account established for a foreign bank to receive deposits from, or to make payments or other disbursements on behalf of, the foreign bank, or to handle other financial transactions related to such foreign bank.
Each shareholder named on an account with us must provide a Social Security number or other taxpayer identification number to avoid “backup” tax withholding required by the Internal Revenue Code of 1986, as amended (the “Code”).
Effective Date of Purchase
Purchase, exchange, and redemption requests are not processed until received in proper form. “Proper form” means actual receipt of the order along with all information and supporting documentation necessary to effect the transaction. Complete information may include any verification or confirmation of identity that the Fund's transfer agent or other authorized Fund agent may request. For purchase requests, “proper form” also generally includes receipt of sufficient funds to effect the purchase. The Fund, its transfer agent, or any authorized Fund agent may, in its sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time. Financial intermediaries may have their own requirements for recognizing a transaction in proper form or good order. If you hold your shares through a financial intermediary, please contact them for specific proper form or good order requirements.
When you make a purchase, your purchase price will be the NAV per share next calculated after we or the financial intermediary receive your request in “proper form.” The Fund’s NAV per share is calculated as of the close of the regular trading session (generally 4 p.m. Eastern time) of the New York Stock Exchange (“NYSE”) each day it is open for trading. If we or the financial intermediary receive your purchase request in proper form prior to that time, your purchase price will be the NAV per share calculated for that day. If we or the financial intermediary receive your purchase request in proper form after that time, the purchase price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.
The Fund or the Fund's Distributor or transfer agent may enter into agreements with Servicing Agents (such as financial intermediaries or plan sponsors), which hold shares of the Fund in omnibus accounts for their customers, under which the Servicing Agents are authorized to receive orders for
21

How to Buy Shares

shares of the Fund on the Fund’s behalf. Under these arrangements, the Fund will be deemed to have received an order when an authorized Servicing Agent receives the order. Accordingly, customer orders will be priced at the Fund’s NAV per share next calculated after they are received by an authorized Servicing Agent even though the orders may be transmitted to the Fund by the Servicing Agent after the time the Fund calculates its NAV.
Paying for Your Purchase
If you hold an account directly with the Fund and you plan to purchase shares from us with a check, the instrument must be written in U.S. dollars and drawn on a U.S. bank. If unclear or no instructions are provided with your check as to which fund the purchase was intended, we will make every effort to contact you to receive proper instructions. However, if we are unable to reach you within three business days of receipt of your check, we will deposit the funds in an existing or new Victory Treasury Money Market Trust account matching your existing registration. If we cannot locate an existing account matching your registration, the check will be returned within three business days. Initial purchases into an account by electronic funds transfer or check may be held for up to 30 days before any redemptions may be processed. We do not accept the following foreign instruments: checks, money orders, traveler’s checks, or other similar instruments. In addition, we do not accept cash or coins. If you plan to purchase shares through a financial intermediary, please check with that financial intermediary regarding acceptable forms of payment.
Minimum Investments
Fund Shares:
$3,000. However, financial intermediaries may set different investment minimums, and the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Institutional Shares:
$1 million. However, the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Class A and Class C Shares:
$2,500 minimum ($1,000 for IRA accounts, gift/transfer to minor accounts, and purchases through automatic investment plans). However, financial intermediaries may set different investment minimums, and the Fund reserves the right to waive or lower purchase minimums in certain circumstances.
If your account falls below the minimum investment amount, we may ask you to reestablish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.
The minimum investment required to open an account may be waived or lowered for employees and immediate family members of the employee of the Adviser, the Administrator, and their affiliates. In addition, the minimum investment required may be waived when the Fund is purchased through an Advisory Program or within qualified retirement plans or in other similar circumstances.
Class R6 Shares:
There is no minimum initial investment amount for Class R6 shares. However, financial intermediaries or plan recordkeepers may require plans to meet different investment minimums. Please contact your financial intermediary for additional information.
22

How to Buy Shares

Purchasing Additional Shares
Fund Shares:
$50 minimum per transaction, per account. The Fund reserves the right to waive or lower purchase minimums in certain circumstances.
Institutional Shares:
There is no subsequent purchase minimum for investments in Institutional Shares.
Class A and Class C Shares:
$50 minimum per transaction, per account.
Class R6 Shares:
There is no subsequent purchase minimum for investments in Class R6 shares. However, financial intermediaries or plan recordkeepers may require participants to meet different subsequent purchase requirements.
Contacting the Victory Funds
The following features may be available to you to purchase, exchange, and redeem shares of the Fund you hold in an account opened directly with the Fund. Once you have an existing account, you can make additional investments at any time in any amount (subject to any minimums) in the following ways. All website transactions should be placed online at vcm.com.
◼
Internet Access
Review account information and make most account transactions. This includes making purchases, exchanges, and redemptions; reviewing account activity; checking balances; and more.
◼
Mobile Access
Review account information and make most account transactions.
◼
Telephone Access
To access account information and make account transactions, call toll free (800) 235-8396 during normal business hours to speak with a member service representative.
◼
Mail
If you would like to make a purchase or request a redemption by mail, send your written instructions to:
Regular Mail:
Victory Funds
P.O. Box 182903
Columbus, OH 43218-2903
Overnight Mail:
Use the following address ONLY for overnight packages:
Victory Funds
c/o FIS TA Operations
4249 Easton Way, Suite 400
Columbus, OH 43219
PHONE: (800) 235-8396
23

How to Buy Shares

◼
Bank Wire
To add to your account or request a redemption by bank wire, visit the vcm.com website or call (800) 235-8396 for instructions. This helps to ensure that your account will be credited or debited promptly and correctly. Any commercial bank can transfer same-day funds by wire.
Although the transfer agent currently does not charge you for receiving same-day funds, it reserves the right to charge for this service in the future. Your bank may charge you for wiring same-day funds.
◼
Electronic Funds Transfer
Additional purchases on a regular basis may be deducted electronically from a bank account. To sign up for these services when opening an account, visit the vcm.com website or call (800) 235-8396 for assistance. Currently, the Fund does not charge a fee for electronic transfers, but it reserves the right to charge for this service in the future. Your originating bank may charge a fee for electronic transfers.
24

How to Exchange Shares and Class Conversions

There may be limits on the ability to exchange between certain Victory Funds. You can obtain a list of Victory Funds available for exchange by calling (800) 235-8396 or by visiting VictoryFunds.com
The shares of any class of a Fund may be exchanged for the shares of any other class offered by the Fund or the same class, or any other class, of any other Victory Funds, either through your investment professional or directly through the Fund, subject to the conditions described below:
◼
Exchanges are subject to any CDSC, minimum investment limitation, or eligibility requirements described in the applicable prospectus and SAI. You may be required to provide sufficient information to establish eligibility to exchange into a new share class.
◼
To exchange between Victory Funds, the other Victory Fund you wish to exchange into must be eligible for exchange with your Fund.
◼
Shares of the Victory Fund selected for exchange must be available for sale in your state of residence.
If you have questions about these, or any of the Fund’s other exchange policies, please consult your customer service representative or your Investment Professional before requesting an exchange.
Before exchanging, you should read the prospectus of the Fund you wish to exchange into, which may be subject to different risks, fees, and expenses.
Other Exchange Rules You Should Know
If you have opened an account directly with the Fund, you may make exchanges on vcm.com. After we receive the exchange orders, the Fund’s transfer agent will simultaneously process exchange redemptions and purchases at the share prices next calculated pursuant to the procedures set forth herein. See Effective Date of Purchase for additional information. The investment minimums applicable to share purchases also apply to exchanges.
If you hold shares of the Fund in an account with a financial intermediary or plan sponsor, the policies and procedures on an exchange may differ from those discussed in this Prospectus. Additional fees also may apply to your investment in the Fund, including a transaction fee, if you buy, sell, or exchange shares of the Fund through a broker or other Investment Professional. For more information on these fees, check with your Investment Professional.
An exchange of Fund shares for shares of another Victory Fund constitutes a sale for tax purposes unless the exchange is made within an IRA or other tax-deferred account.
The Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. The Fund may terminate or modify the exchange privilege at any time upon 60 days’ notice to shareholders.
For information on how to exchange shares of a Fund that were purchased through your employer’s retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.
25

How to Exchange Shares and Class Conversions

Other Conversions
Under certain circumstances, we may convert your Institutional Shares to Fund Shares, as applicable. The Fund will notify you before any such conversion occurs.
The Fund also may provide for other conversion privileges from time to time under which a shareholder of the Fund may convert shares into another class of shares of the same Fund under certain circumstances, subject to approval by the Fund’s officers. For example, subject to approval by the Fund’s officers, a shareholder may convert shares of one class of the Fund held through an eligible advisory program into shares of another class of the Fund (if available) with a lower expense ratio, provided that following the conversion the shareholder meets applicable eligibility requirements for the class into which the shareholder seeks to convert (as described in this prospectus).
Pricing
When a conversion occurs, you receive shares of one class of a fund for shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs per share of the two share classes. A conversion between share classes of the same fund is a non-taxable event.
Conversions are not subject to the Fund's restrictions on short-term trading activity discussed under Excessive Short-Term Trading.
26

How to Sell Shares

Shareholders will receive a redemption price of the NAV per share next calculated after we receive the redemption request in “proper form” as provided under Effective Date of Purchase. If we receive the redemption request in proper form prior to the close of the NYSE’s regular trading session (generally 4 p.m. Eastern time), the redemption price will be the NAV per share calculated for that day. If we receive the redemption request after that time, the redemption price will be the NAV per share calculated as of the close of the next regular trading session of the NYSE.
Under certain circumstances and when deemed to be in the Fund’s best interests, proceeds may not be sent to intermediaries for up to seven days after receipt of the redemption order.
There are a number of convenient ways to sell your shares.
If you have a direct account with the Fund, you may redeem Fund Shares on the Internet, by telephone, or by mail on any day the NAV per share is calculated. You can use the same mailing addresses listed under the section titled How to Buy Shares.
◼
By Internet
Log on to your account using vcm.com and place your redemption request.
◼
By Telephone
Call toll free (800) 235-8396 during normal business hours. You have the following options for receiving your redemption proceeds:
◼
Mail a check to the address of record;
◼
Wire funds to a previously designated domestic financial institution;
◼
Mail a check to a previously designated alternate address; or
◼
Electronically transfer your redemption via EFT to a previously designated domestic financial institution.
The Fund has undertaken certain authentication procedures regarding telephone transactions and will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Before any discussion regarding your account, we will obtain certain information from you to verify your identity. Additionally, your telephone calls may be recorded or monitored, and confirmations of account transactions are sent to the address of record or by electronic delivery to your designated e-mail address.
◼
By Mail
Use the regular U.S. mail or overnight mail address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds.
◼
By Wire
If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call before the close of trading on the NYSE, your funds will be wired on the next business day.
◼
By Electronic Funds Transfer (“EFT”)
Normally, your redemptions will be processed on the same day, but will be processed on the next day if received after close of trading on the NYSE. It will be transferred by EFT as long as the transfer is to a domestic bank.
27

How to Sell Shares

Additional Information About Redemptions
The Fund may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances (e.g., if the NYSE is closed or when permitted by order of the SEC).
Under normal market conditions, the Fund typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. Under deteriorating market conditions or market stress, the Fund also may borrow to meet redemption requests. The Fund and the other Affiliated Funds are limited as to the amount that each may individually and collectively borrow in these circumstances. As a result, borrowings available to the Fund may be insufficient to satisfy Fund redemption requests. In addition, the Fund reserves the right to honor redemption orders wholly or partly with in-kind distributions of Fund portfolio securities instead of cash.
Fund Shares:
If you hold Fund Shares through an account directly with the Fund, the Fund typically expects to pay out redemption proceeds on the next business day after your order is received in proper form; however, it may take up to seven days to send your proceeds.
Payment for redemption of shares purchased by electronic funds transfer (“EFT”) or check will be sent after the EFT or check has cleared, which could take up to 30 days from the initial purchase date into the Fund and, for subsequent purchases into the Fund, seven business days from the purchase date.
If you choose to have your redemption proceeds mailed to you and either the U.S. Postal Service is unable to deliver the distribution check to you or the check remains outstanding for more than six months, the Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed redemption checks.
If you hold Fund Shares with a financial intermediary, please contact your financial intermediary regarding redemption policies. Normally, the Fund transmits proceeds to intermediaries for redemption orders that are received in proper form on the next business day after receipt.
Institutional Shares:
Institutional Shares typically expect to pay out redemption proceeds on the next business day after your order is received in proper form; however, it may take up to seven days to send your proceeds.
Class A and Class C Shares:
Check with your financial intermediary for its policies on redemptions. Class A and Class C shares purchased through a financial intermediary should be redeemed through the financial intermediary. The Fund typically expects to transmit proceeds to intermediaries for redemption orders received in proper form on the next business day after receipt.
Class R6 Shares:
Class R6 shares may be purchased or redeemed through employer-sponsored retirement plans where a financial intermediary provides retirement recordkeeping services to plan participants. Check with your financial intermediary or plan sponsor for its policies on redemptions. Normally, the Fund transmits proceeds to intermediaries and eligible institutional investors (foundations and endowments) for redemption orders received in proper form on the next business day after receipt.
For federal income tax purposes, a redemption of shares of the Fund is a taxable event, upon which you may recognize a capital gain or loss (unless you hold the shares of the Fund in a tax-deferred account or are a tax-exempt investor). A capital gain or loss is based on the difference between your basis in the redeemed shares and the proceeds you receive upon their redemption. See Important Information About Taxes for information regarding basis election and reporting.
28

Information About Fees

The Fund is comprised of multiple classes of shares. Each class shares the Fund's investment objective and investment portfolio. The classes have different fees, expenses, and/or minimum investment requirements. The difference in the fee structures between the classes is primarily the result of their separate arrangements for shareholder and distribution services and performance fee arrangements. It is not the result of any difference in the base investment management, custodial fee rate schedules, or other expenses related to the management of the Fund's assets, which do not vary by class. Different fees and expenses will affect performance.
Except as described below, the share classes have identical voting, dividend, liquidation, and other rights, preferences, terms, and conditions. The primary differences between the classes are: (a) each class may be subject to different expenses specific to that class; (b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting that class; and (d) each class may have different purchase, exchange, and redemption privileges.
Distribution and Service Plans
In accordance with Rule 12b-1 under the Investment Company Act of 1940, the Trust has adopted a Distribution and Service Plan for Class A and Class C shares.
Under the Class A Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.25% of its average daily net assets of its Class A shares. The fee is paid for general distribution services and for providing personal services to shareholders. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund’s shares.
Personal services to shareholders generally are provided by broker-dealers or other financial intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions, and changing account information.
Under the Class C Distribution and Service Plan, the Fund will pay to the Distributor a monthly fee at an annual rate of 1.00% of the average daily net assets of its Class C shares. Of this amount, 0.75% of the Fund’s Class C shares average daily net assets will be paid for general distribution services and for selling Class C shares. The Fund will pay 0.25% of its Class C shares average daily net assets to compensate financial institutions that provide personal services to Class C shareholders of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund's Class C shares. Personal services to shareholders generally are provided by broker-dealers or other financial intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.
Because Rule 12b-1 fees are paid out of the Fund’s assets and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For additional information about the Rule 12b-1 Plan and its terms, see Distribution and Service Plans in the SAI.
29

Information About Fees

Payments to Financial Intermediaries
Certain financial intermediaries perform recordkeeping, networking, administrative, sub-transfer agency, and shareholder services for their clients with respect to their investments in the Fund that otherwise would be performed by the Fund’s transfer agent or administrator and shareholder servicing agent.
In some circumstances, we, or one of our affiliates, will pay a financial intermediary for these services out of our own resources, including any profits from the advisory fees the Adviser receives from the Funds. In other circumstances, the Fund will pay a fee to the financial intermediary for performing those services. The Fund will not pay financial intermediaries more than it would pay its direct service providers for transfer agency, administration, and/or shareholder services. In cases where intermediary fees are higher due to differences in the services being provided or other factors, the additional amounts will be paid by us and/or the Distributor. In addition, these payments generally are based on either (1) a percentage of the average daily net assets of Fund shareholders’ accounts serviced by a financial intermediary or (2) a fixed dollar amount for each account serviced by a financial intermediary. The aggregate amount of these payments may be substantial.
In addition, we and the Fund's Distributor may make payments to intermediaries for various additional services, other expenses, and/or the financial intermediaries’ distribution of shares of the Fund. Such payments are sometimes referred to as “revenue sharing” and generally are negotiated with a financial intermediary on the basis of such factors as the number or value of shares of the Fund that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary.
We (and our affiliates) also may pay fixed fees for the listing of a Fund on a broker-dealer’s or financial intermediary’s system. Such payments are not considered to be revenue sharing payments.
30

Distributions and Taxes

Dividends and Other Distributions
As a shareholder, you are entitled to your share of net income and capital gains on the Fund’s investments. The Fund passes its earnings along to investors in the form of dividends. Dividends paid by the Fund represent the net income from dividends and interest earned on investments after expenses. The Fund will distribute short-term gains, as necessary; and if the Fund makes a long-term capital gain distribution, it normally is paid once a year in December.
Buying a dividend. You should check the Fund's distribution schedule before you invest. If you buy shares of the Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

The Fund pays distributions of net investment income (“dividends”) annually. The Fund may make additional distributions to shareholders, or may not make a distribution, when considered appropriate or necessary. For example, the Fund could make one or more additional distributions to avoid the imposition of any federal income or excise taxes, or it may not make a distribution to limit returns of capital.
Any distribution made by the Fund will reduce the NAV per share of the class by the amount of the distribution on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Fund shortly before any distribution. Some or all distributions may be subject to taxes.
Distributions can be received in one of the following ways. Please check with your Investment Professional if you are unsure of which option is right for you.
Reinvestment Option
The Fund automatically reinvests all income dividends and capital gain distributions, if any, on a share class in additional shares of that class unless you request to receive those distributions in cash by way of check or by way of electronic funds transfer.
Directed Bank Account Option
When you choose to receive cash dividends by way of electronic funds transfer to your bank checking or savings account, we will send them to you after the distribution date each month. The share price will be the NAV per share of the class computed on the ex-distribution date.
Cash Option
If you elect to receive your distributions by check, and the distribution amount is $25 or less, the amount will automatically be reinvested in the Fund. Otherwise, a check will be mailed to you no later than seven days after the dividend payment date. If you choose to have your distribution proceeds mailed to you and either the U.S. Postal Service is unable to deliver the distribution check to you or the check remains outstanding for at least six months, the distribution option on your account will default to the reinvestment option as described above. The Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed distribution checks. The Fund will invest in your account any dividend or other distribution payment returned to the Fund by your financial institution at the current NAV per share.
Income Earned Option
You can automatically reinvest your dividends in additional Fund shares and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.
31

Distributions and Taxes

Directed Distributions Option
If you own shares in more than one Victory Mutual Fund, you may direct that dividends and/or capital gain distributions received from one Victory Mutual Fund be used to purchase shares automatically in the same class of another Victory Mutual Fund.
Important Information About Taxes
The tax information in this Prospectus is provided as general information. You should review the more detailed discussion of federal income tax considerations in the SAI and consult your tax adviser regarding the federal, state, local, or foreign tax consequences resulting from your investment in the Fund.

Treatment of the Fund
The Fund, which is treated as a separate corporation for federal tax purposes, has qualified for each past taxable year, and intends to continue to qualify, for treatment as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). By doing so, the Fund (but not its shareholders) is relieved of federal income tax on the part of its investment company taxable income and net capital gain, if any, that it distributes to its shareholders.
Shareholder Taxation
◼
Distributions that shareholders receive from the Fund generally are subject to federal income tax and may be subject to state and/or local taxes.
◼
Dividends and distributions of net short-term gains are taxable to you as ordinary income, whether received in cash or reinvested in additional shares of the Fund or another Victory Mutual Fund.
◼
A portion of the Fund’s dividends (which is not expected to be substantial) may qualify for (1) the 50% dividends-received deduction available to corporations, and (2) the lower maximum federal income tax rates applicable to “qualified dividend income” of individuals and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy certain holding period and other restrictions with respect to their shares of the Fund—a maximum of 15% for a single shareholder with taxable income not exceeding $545,500 ($613,700 for married shareholders filing jointly) and 20% for those individual shareholders with taxable income exceeding those respective amounts (which are effective for 2026 and will be adjusted for inflation annually thereafter).
◼
Regardless of the length of time you have held shares of the Fund, distributions of net capital gains that the Fund realizes are taxable to you as long-term capital gains, whether received in cash or reinvested in additional shares of the Fund, and are taxed to individual shareholders at the 15% and 20% tax rates described above.
◼
You may realize a capital gain or loss for federal income tax purposes on a redemption or an exchange (which is treated like a redemption for those purposes) of shares of the Fund. Your gain or loss is based on the difference, if any, between your basis in the redeemed (or exchanged) shares and the redemption proceeds (or the aggregate NAV of the shares of the fund into which you exchange) you receive. Any capital gain an individual shareholder recognizes on a redemption or exchange of his or her shares of the Fund that have been held for more than one year will qualify for the 15% and 20% tax rates.
◼
An individual shareholder is subject to a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally includes taxable distributions the Fund pays and net gains realized on the redemption or exchange of shares of the Fund, or (2) the excess of his or her “modified adjusted gross income” over $200,000 (or $250,000 if married and filing jointly). This tax is in addition to any other taxes due on that income.
32

Distributions and Taxes

◼
Your basis in shares of the Fund that you acquired after December 31, 2011 (“Covered Shares”) will be determined in accordance with the Fund’s default method, which is average basis, unless you affirmatively elect in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method you elect (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.
◼
You should consult with your tax adviser to determine the best IRS-accepted basis determination method.
◼
The Fund may provide estimated capital gain distribution information through the website at vcm.com.
◼
Tax statements will be mailed from the Fund by mid-February showing the amounts and tax status of distributions made to you in the prior calendar year.
◼
Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.
◼
You should review the more detailed discussion of federal income tax considerations in the SAI and consult your tax adviser regarding the federal, state, local, or foreign tax consequences resulting from your investment in the Fund.
Taxpayer Identification and Backup Withholding
◼
Each shareholder named on an account with us must provide a Social Security number or other taxpayer identification number to avoid “backup” tax withholding required by the Code.
◼
Federal law requires the Fund to withhold and remit to the U.S. Treasury 24% of (1) dividends, capital gain distributions, and proceeds of redemptions, regardless of the extent to which gain or loss may be realized, otherwise payable to any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number and (2) those dividends and distributions otherwise payable to any individual shareholder who underreports dividend or interest income or fails to certify that he or she is not subject to backup withholding.
◼
Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded. To avoid this withholding, you must certify on your application, or on a separate IRS Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you currently are not subject to backup withholding.
33

Important Fund Policies and Other Information

Share Price Calculation
The price at which you purchase and redeem shares of the Fund is equal to the NAV per share calculated on the effective date of the purchase or redemption. The NAV per share is calculated by adding the value of the Fund’s assets (i.e., the value of its investments and other assets), deducting liabilities, and dividing by the number of shares outstanding. Shares of the Fund may be purchased and sold at the NAV per share without a sales charge. The Fund’s NAV per share is calculated as of the close of the NYSE (generally 4 p.m. Eastern time) each day that the NYSE is open for regular trading. The NYSE is closed on most national holidays and Good Friday.
NAV=	Total Assets - Liabilities
Number of Shares Outstanding
Valuation of Securities
The Adviser, acting as the Valuation Designee, has established a Pricing and Liquidity Committee (the “Committee”); and subject to the Board’s oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.
Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on domestic securities exchanges or the over-the-counter markets, are valued at the last sale price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the closing bid price generally is used for U.S.-listed equities and the average of the bid and ask prices is used for foreign listed equities.
Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund’s NAV may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sale or official closing price and the close of normal trading on the NYSE on a day the Fund’s NAV is calculated will not need to be reflected in the value of the Fund’s foreign securities. However, we will monitor for events that would materially affect the value of the Fund’s foreign securities. If we determine that a particular event would materially affect the value of the Fund’s foreign securities, then the Committee will consider such available information that we deem relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.
Debt securities are valued each business day by a pricing service (the “Service”) approved by the Adviser as Valuation Designee. The Service uses an evaluated bid or the last sales price to price securities when, in the Service’s judgment, these prices are readily available and are representative of
34

Important Fund Policies and Other Information

the securities’ market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.
Short-term debt securities with original or remaining maturities of 60 days or less generally may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.
Repurchase agreements are valued at cost.
Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day.
Futures contracts are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the values are based upon the settlement price on the prior trading date.
Options contracts are valued at the mean of the last bid and ask prices. Options on futures are valued at the settlement price determined by the applicable exchange.
Forward foreign currency contracts are valued on a daily basis using forward foreign currency exchange rates obtained from an independent pricing service.
In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith, at fair value, by the Committee in accordance with valuation procedures approved by the Adviser as Valuation Designee. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund’s NAV to be more reliable than it otherwise would be.
Fair value methods used by the Fund include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.
For additional information on how securities are valued, see Valuation of Securities in the Fund's SAI.
Customer Identification Program
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.
As a result, the Fund must obtain the following information for each person who opens a new account:
◼
Name;
◼
Date of birth (for individuals);
◼
Residential or business street address (although post office boxes are still permitted for mailing); and
◼
Social security number, taxpayer identification number, or other identifying number.
35

Important Fund Policies and Other Information

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.
Statements and Reports
You will receive a periodic statement reflecting any transactions that affect the balance or registration of Fund shares in your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account’s statements. Share certificates are not issued. Twice a year, you will receive a financial report of the Fund. By February 15th of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.
The Fund will report information to you annually concerning the tax status of your dividends and other distributions for federal income tax purposes. In addition, the Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. You should consult with your tax adviser to obtain more information about how the basis reporting law applies to you.
Shareholder Communications
In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, each household will receive a single copy of the Fund’s most recent shareholder reports, proxy statements, prospectuses, and their supplements, unless you have instructed us to the contrary. This eliminates duplicate copies and saves paper and postage costs for the Fund. However, if you would like to receive individual copies, please contact us; and they will be delivered promptly.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI, which is available upon request and on the Fund’s website at VictoryFunds.com.
IRA Distribution Fee
The Fund may apply a distribution fee to all full IRA distributions, except for those due to death, disability, or divorce. Partial IRA distributions are not charged a distribution fee.
Account Balance
Victory Capital Transfer Agency, Inc., the Fund's transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any UGMA/UTMA account; (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate
36

Important Fund Policies and Other Information

balance of $50,000 or more invested in Affiliated Funds; and (5) all IRAs (for the first year the account is open). The fee is not currently being assessed. The Fund will provide advance notice in the event it is assessed in the future.
Excessive Short-Term Trading
The Funds generally are not intended as short-term investment vehicles (except for the money market funds, Victory Short-Term Bond Fund, Victory Ultra Short-Term Bond Fund, and Victory Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as “market timing.”
Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment or redemption by short-term traders. While there is no assurance that the Funds can deter all excessive and short-term trading, the Board has adopted the following policies (except for the money market funds, Victory Short-Term Bond Fund, Victory Ultra Short-Term Bond Fund, and Victory Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing bona fide investors.
To deter such trading activities, the Funds’ policies and procedures state that:
◼
Each Fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.
◼
Each Fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by the Fund. Fair value pricing is used to adjust for “stale pricing” that may occur between the close of certain foreign exchanges or markets and the time when the Fund calculates its NAV per share. The use of fair value pricing is intended to deter investors who may be trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in a Fund using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a Fund’s NAV.
The Funds’ Right to Reject Purchase and Exchange Orders and Limit Trading in Accounts
The Funds’ main safeguard against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected fund. In exercising this discretion to reject purchase and exchange orders, the Funds deem that certain excessive short-term trading activities are not in the best interest of the fund because such activities can hamper the efficient management of the fund. Generally, persons with a history of three short-term transactions within 90 days or less are suspected of market timing and the shareholder’s trading privileges (other than redemption of Fund shares) will be suspended. The Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, each Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund. For this purpose, a short-term transaction is a purchase or redemption of a Fund and, as applicable, a subsequent redemption or purchase of the same Fund, or an exchange of all or part of that same Fund.
The following transactions are exempt from the excessive short-term trading activity policies described above:
◼
Transactions in the money market funds, Victory Short-Term Bond Fund, Victory Ultra Short-Term Bond Fund, and Victory Tax Exempt Short-Term Fund;
◼
Purchases and sales pursuant to automatic investment or withdrawal plans;
37

Important Fund Policies and Other Information

◼
Purchases and sales made through Victory Capital 529 Education Savings Plan;
◼
Purchases and sales made in certain separately managed accounts in wrap fee programs;
◼
Purchases and sales by the Victory Target Retirement Funds, Victory Cornerstone Conservative Fund, and/or Victory Cornerstone Equity Fund; and
◼
Other transactions that are not motivated by short-term trading considerations if they are approved by transfer agent management personnel and are not disruptive to a fund.
If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular Fund or all of the Funds.
The Funds rely on the transfer agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading. The Funds or the transfer agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.
The Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase shares of a Fund through financial intermediaries that establish omnibus accounts to invest in the Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The Funds subject to the short-term trading policies generally treat these omnibus accounts as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the Funds or their transfer agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or Funds will review net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.
We also may rely on the financial intermediary to review for and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if the financial intermediary’s policies are determined by us to be at least as stringent as the Funds’ policy. For shares purchased through financial intermediaries there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.
Because of the increased costs to review underlying trading information, the Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The Funds or their transfer agent could decide to enter into such contracts with financial intermediaries for all funds or particular funds and can terminate such agreements at any time.
38

Important Fund Policies and Other Information

Other Fund Rights
The Fund reserves the right to:
◼
Reject or restrict purchase or exchange orders when in the best interest of the Fund;
◼
Limit or discontinue the offering of shares of the Fund without notice to the shareholders;
◼
Calculate the NAV per share and accept purchase, exchange, and redemption orders on a business day that the NYSE is closed;
◼
Redeem some or all of its shares in kind when in the best interest of the Fund;
◼
Require a signature guarantee for transactions or changes in account information in those instances where the appropriateness of a signature authorization is in question (the SAI contains information on acceptable guarantors);
◼
Redeem an account with less than $500, with certain limitations;
◼
Restrict or liquidate an account when necessary or appropriate to comply with federal law; and
◼
Discontinue or otherwise limit the opening of accounts with us.
Additional Information
The Trust enters into contractual arrangements with various parties, including, among others, the Fund's adviser, transfer agent, and distributor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust or the Fund.
This Prospectus provides information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. Neither this Prospectus nor the related SAI is intended to be, or should be read to give rise to, an agreement or contract between the Trust or the Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.
39

Financial Highlights

The following financial highlights tables are intended to help you understand the Fund's and relevant share classes' financial performance over the past five years. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund Shares and Institutional Shares (assuming reinvestment of all income dividends and capital gain distributions).
The information has been derived from financial statements audited by Cohen & Company, Ltd., an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund’s Form N-CSR, which is available upon request. Information for the fiscal periods ended prior to April 30, 2025, was audited by the Fund’s former independent registered public accounting firm.
40

Victory Value Fund
	Fund Shares
For a Share Outstanding Throughout Each Period	Year Ended 4/30/26	Year Ended 4/30/25	Year Ended 4/30/24	9 Months Ended 4/30/23(a)	Year Ended 7/31/22	Year Ended 7/31/21
Net Asset Value, Beginning of Period	$18.28	$19.51	$16.77	$17.79	$18.65	$13.57
Investment Activities:
Net investment income (loss)(b)	0.24	0.25	0.24	0.18	0.23	0.21
Net realized and unrealized gains (losses)	4.41	1.13	2.72	0.12	0.03	5.12
Total from Investment Activities	4.65	1.38	2.96	0.30	0.26	5.33
Distributions to Shareholders from:
Net investment income	(0.24)	(0.27)	(0.22)	(0.20)	(0.24)	(0.19)
Net realized gains	(1.89)	(2.34)	—	(1.12)	(0.88)	(0.06)
Total Distributions	(2.13)	(2.61)	(0.22)	(1.32)	(1.12)	(0.25)
Net Asset Value, End of Period	$20.80	$18.28	$19.51	$16.77	$17.79	$18.65
Total Return(c),(d)	26.21%	6.58%	17.78%	1.81%	1.23%	39.66%
Ratios to Average Net Assets:
Net Expenses(e),(f)	0.92%	0.95%	0.94%	0.91%	0.91%	0.92%
Net Investment Income (Loss)(e)	1.19%	1.26%	1.36%	1.41%	1.28%	1.29%
Gross Expenses(e),(f)	0.92%	0.95%	0.94%	0.91%	0.91%	0.92%
Supplemental Data:
Net Assets at end of period (000's)	$841,594	$744,091	$771,747	$729,941	$767,351	$833,149
Portfolio Turnover(c),(g)	52%	50%	42%	43%	69%	55%
(a)
Effective April 30, 2023, the Fund’s fiscal year-end changed from July 31 to April 30.
(b)
Per share net investment income (loss) has been calculated using the average daily shares method.
(c)
Not annualized for periods less than one year.
(d)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.
(e)
Annualized for periods less than one year.
(f)
Does not include acquired fund fees and expenses, if any.
(g)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
41

Victory Value Fund

	Institutional Shares
For a Share Outstanding Throughout Each Period	Year Ended 4/30/26	Year Ended 4/30/25	Year Ended 4/30/24	9 Months Ended 4/30/23(a)	Year Ended 7/31/22	Year Ended 7/31/21
Net Asset Value, Beginning of Period	$18.30	$19.53	$16.78	$17.80	$18.67	$13.58
Investment Activities:
Net investment income (loss)(b)	0.24	0.26	0.25	0.18	0.24	0.22
Net realized and unrealized gains (losses)	4.42	1.13	2.73	0.12	0.03	5.13
Total from Investment Activities	4.66	1.39	2.98	0.30	0.27	5.35
Distributions to Shareholders from:
Net investment income	(0.25)	(0.28)	(0.23)	(0.20)	(0.26)	(0.20)
Net realized gains	(1.89)	(2.34)	—	(1.12)	(0.88)	(0.06)
Total Distributions	(2.14)	(2.62)	(0.23)	(1.32)	(1.14)	(0.26)
Net Asset Value, End of Period	$20.82	$18.30	$19.53	$16.78	$17.80	$18.67
Total Return(c),(d)	26.22%	6.60%	17.90%	1.81%	1.28%	39.83%
Ratios to Average Net Assets:
Net Expenses(e),(f)	0.89%	0.91%	0.89%	0.86%	0.86%	0.84%
Net Investment Income (Loss)(e)	1.21%	1.30%	1.41%	1.46%	1.33%	1.36%
Gross Expenses(e),(f)	0.90%	0.91%	0.90%	0.87%	0.86%	0.85%
Supplemental Data:
Net Assets at end of period (000's)	$591,878	$489,787	$479,380	$436,604	$352,564	$273,446
Portfolio Turnover(c),(g)	52%	50%	42%	43%	69%	55%
(a)
Effective April 30, 2023, the Fund’s fiscal year-end changed from July 31 to April 30.
(b)
Per share net investment income (loss) has been calculated using the average daily shares method.
(c)
Not annualized for periods less than one year.
(d)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported return.
(e)
Annualized for periods less than one year.
(f)
Does not include acquired fund fees and expenses, if any.
(g)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
42

43

44

45

38854-0926
By mail:
Victory Funds
P.O. Box 182903
Columbus, OH 43218-2903

P.O. Box 182903
Columbus, OH 43218-2903
Statement of Additional Information (“SAI”): A complete description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference into this Prospectus, which means it is legally part of the prospectus.
Annual/Semi-Annual Reports and Form N-CSR: The Fund's annual and semi-annual reports to shareholders and Form N-CSR contain more information about the Fund's investments. The annual shareholder report also includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal period. The Fund's Form N-CSR filings contain the Fund's annual and semi-annual financial statements.
How to Obtain Information: You may obtain a free copy of the SAI, annual and semi-annual reports and other information such as Fund financial statements and ask questions about the Fund or your accounts, online at VictoryFunds.com, by contacting the Fund at the following address or telephone number, or by contacting your financial intermediary.
By telephone:
Call Victory Funds at
(800) 235-8396
You also can obtain information about the Fund (including the SAI, other reports, and other information such as Fund financial statements) from the SEC on the SEC’s EDGAR database at sec.gov or, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov
Investment Company Act File No. 811-7852

Victory Portfolios III
STATEMENT OF ADDITIONAL INFORMATION
SEPTEMBER 1, 2026

FUND NAME	FUND SHARES	MEMBER SHARES	REWARD SHARES	INSTITUTIONAL SHARES	CLASS A	CLASS C	CLASS R6
Victory Aggressive Growth Fund	USAUX	—	—	UIAGX	—	—	—
Victory Growth Fund	USAAX	—	—	UIGRX	—	—	—
Victory Growth & Income Fund	USGRX	—	—	UIGIX	—	—	—
Victory Income Stock Fund	USISX	—	—	UIISX	—	—	—
Victory Income Fund	USAIX	—	—	UIINX	UINCX	—	URIFX
Victory Short-Term Bond Fund	USSBX	—	—	UISBX	UASBX	—	URSBX
Victory Science & Technology Fund	USSCX	—	—	—	USTCX	—	—
Victory Money Market Fund	USAXX	—	—	—	—	—	—
Victory Core Plus Intermediate Bond Fund	USIBX	—	—	UIITX	UITBX	UITCX	URIBX
Victory High Income Fund	USHYX	—	—	UIHIX	—	—	URHIX
Victory Small Cap Stock Fund	USCAX	—	—	UISCX	—	—	—
Victory Capital Growth Fund	USCGX	—	—	UICGX	—	—	—
Victory Value Fund	UVALX	—	—	UIVAX	—	—	—
Victory Extended Market Index Fund	USMIX	—	—	—	—	—	—
Victory 500 Index Fund	—	USSPX	USPRX	—	—	—	—
Victory Nasdaq-100 Index Fund	USNQX	—	—	UINQX	UANQX	UCNQX	URNQX
Victory Global Managed Volatility Fund	UGMVX	—	—	UGOFX	—	—	—
Victory Ultra Short-Term Bond Fund	UUSTX	—	—	UUSIX	USBAX	—	URUSX
(each a “Fund” and together, the “Funds”)
Each Fund is a series of Victory Portfolios III (the “Trust”)
This Statement of Additional Information (“SAI”) is not a prospectus and contains information in addition to, and more detailed than, that set forth in each Fund’s prospectus. It is intended to provide you with additional information regarding the activities and operations of the Trust and the Funds and should be read in conjunction with each Fund’s prospectus dated as of the same date of this SAI as set forth above, as it may be amended or supplemented from time to time (each, a “Prospectus”). The SAI is incorporated by reference, in its entirety, into each Prospectus. You may obtain a free copy of the Prospectus for each Fund by writing to Victory Portfolios III, PO Box 182903, Columbus, OH 43218-2903, or by calling toll free (800) 235-8396, or at VictoryFunds.com.
The financial statement for each Fund and the Independent Registered Public Accounting Firm’s Report thereon for the fiscal year ended April 30, 2026, are included in the respective Fund’s Form N-CSR of that date and are incorporated herein by reference. The annual report to shareholders is available, without charge, on the Funds’ website or by writing or calling the Trust at the above address or toll-free phone number.

General Information
Victory Capital Management Inc. (“Victory Capital,” “Adviser,” or “Manager”) serves as the adviser of the Funds, and Victory Capital Services, Inc. (“VCS” or “Distributor”) serves as the distributor of the Funds' shares on a continuing, best-efforts basis. Prior to July 1, 2019, USAA Asset Management Company (“AMCO” or “Predecessor Adviser”) served as the adviser of the Funds and USAA Investment Management Company served as the distributor of the Funds' shares.
The Trust, formerly known as USAA Mutual Funds Trust and USAA State Tax-Free Trust, is an open-end management investment company established as a statutory trust under the laws of the state of Delaware pursuant to a Master Trust Agreement dated June 21, 1993, as amended. The Trust is authorized to issue shares of beneficial interest in separate portfolios. The Trust currently includes 45 portfolios, 23 of which are described in this SAI.
For purposes of this SAI, the Victory Aggressive Growth Fund, Victory Capital Growth Fund, Victory Growth Fund, Victory Growth & Income Fund, Victory Income Stock Fund, Victory Science & Technology Fund, Victory Small Cap Stock Fund, Victory Value Fund, Victory 500 Index Fund, Victory Nasdaq-100 Index Fund, Victory Extended Market Index Fund, and Victory Global Managed Volatility Fund are referred to as "Equity Funds," while the Victory Income Fund, Victory High Income Fund, Victory Core Plus Intermediate Bond Fund, Victory Money Market Fund, Victory Short-Term Bond Fund, and Victory Ultra Short-Term Bond Fund are referred to as "Fixed Income Funds."
Much of the information in this SAI is intended to provide you with additional information regarding the activities and operations of the Trust and the Funds and should be read in conjunction with each Fund’s Prospectus. The Prospectus provides the basic information you should know before investing in a Fund.
Valuation of Securities
A Fund’s net asset value (“NAV”) per share is calculated each day, Monday through Friday, except days on which the New York Stock Exchange (“NYSE”) is closed. The NYSE currently is scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving, and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Each Fund reserves the right to calculate the NAV per share on a business day that the NYSE is closed.
The Adviser, acting as the valuation designee, has established the Pricing and Liquidity Committee (the “Committee”); and subject to the Trust’s Board of Trustees (the “Board”) oversight, the Committee administers and oversees each Fund’s valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow a Fund to use independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.
The Committee reports to the Board on a quarterly basis and provides information that assists the Board in satisfying their oversight of the Adviser's services as valuation designee. The Committee presents to the Board material fair value matters that occurred during the preceding quarter.
The Committee meets as often as necessary and makes recommendations on establishing, applying, and testing fair value methodologies. Additionally, the Committee assesses and manages risk, evaluates pricing services, and applies fair value determinations in accordance with fair valuation policies and procedures.
The value of securities of each Fund (except the Victory Money Market Fund) is determined by one or more of the following methods:
Equity securities, including exchange-traded funds (“ETFs”), exchange-traded notes (“ETNs”), and equity-linked structured notes, except as otherwise noted, traded primarily on domestic securities exchanges or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time a Fund is valued. If no last sale or official closing price is reported or available, the closing bid price generally is used for U.S. listed equities and the average of the bid and ask prices is used for foreign listed equities.
Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of a Fund’s NAV may not take place at the same time the price of certain foreign securities held by a Fund is determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day a Fund’s NAV is calculated will not need to be reflected in the value of a Fund’s foreign securities. However, the Adviser and, if applicable, the Subadviser(s) will monitor for events that would materially affect the value of a Fund’s foreign securities. The Subadviser(s) have agreed to notify the Adviser of significant events they identify that may materially affect the value of a Fund's foreign securities. If the Adviser determines that a particular event would materially affect the value of a Fund’s foreign securities, then the Committee will consider such available information that it deems relevant to determine a fair value for the affected foreign securities, in accordance with the valuation procedures. In addition, a Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.
Debt securities are valued each business day by a pricing service (the “Service”) approved by the Adviser as valuation designee. The Service uses an evaluated bid or the last sales price to price securities when, in the Service’s judgment, these prices are readily available and are representative of the security’s market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.
Short-term securities with original or remaining maturities of 60 days or less generally may be valued at amortized cost, provided that it is determined that amortized cost represents the fair value of such securities. The Fund has adopted policies and procedures under which the Committee, subject to supervision by the Board, monitors the continued appropriateness of amortized cost valuations for such securities.
Repurchase agreements are valued at cost.
Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day.
Futures contracts are valued at the settlement price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the values are based upon the last sale price on the prior trading date. Options contracts are valued at the mean of the last bid and ask prices. Options on futures are valued at the settlement price determined by the applicable exchange.
In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Adviser as valuation designee. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause a Fund’s NAV to be more reliable than it otherwise would be.
Fair value methods, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.
All securities held in the Victory Money Market Fund's are short-term debt securities, which are valued pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (“1940 Act”) Act and the Money Market Funds: Procedures to Stabilize Net Asset Value. This method values a security at its purchase price and, thereafter, assumes a constant amortization to maturity of any premiums or discounts. While this method provides relative certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Fund would receive upon the sale of the instrument.
The valuation of the Victory Money Market Fund's portfolio instruments based upon their amortized cost is subject to the Fund’s adherence to certain procedures and conditions. Consistent with regulatory requirements, the Adviser will only purchase securities with remaining maturities of 397 days or less and will maintain a dollar-weighted average portfolio maturity of no more than 60 days and a weighted average life of no more than 120 days. The Adviser will invest only in securities that have been determined to present minimal credit risk and that satisfy the quality and diversification requirements of applicable rules and regulations of the Securities and Exchange Commission (“SEC”).
The Board has established procedures designed to stabilize the Victory Money Market Fund's price per share, as computed for the purpose of sales and redemptions, at $1. There can be no assurance, however, that the Fund at all times will be able to maintain a constant $1 NAV per share. Such procedures include review of the Fund’s holdings at such intervals as is deemed appropriate to determine whether the Fund’s NAV, calculated by using available market quotations, deviates from $1 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event that it is determined that such a deviation exists, the Board will take such corrective action as it regards as necessary and appropriate. Such action may include, among other options, selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, establishing an NAV per share by using available market quotations, or suspending redemptions to the extent permitted under the SEC rules.
The Victory Money Market Fund may use credit ratings from the following designated nationally recognized statistical rating organizations (“NRSROs”) to determine the credit quality of a security that may be purchased by the Victory Money Market Fund under applicable securities laws: (1) Moody’s Investors Service, Inc. (“Moody’s”), (2) S&P Global Ratings (“S&P”), and (3) Fitch Ratings Inc. (“Fitch”).
Conditions of Purchase and Redemption
Nonpayment
If any order to purchase shares directly from the Trust is canceled due to nonpayment or if the Trust does not receive good funds by check or electronic funds transfer, Victory Capital Transfer Agency, Inc. (“Transfer Agent”), formerly known as USAA Transfer Agency Company d/b/a USAA Shareholder Account Services, will treat the cancellation as a redemption of shares purchased, and you may be responsible for any resulting loss incurred by a Fund or the Adviser. If you hold shares in an account with the Transfer Agent, the Transfer Agent can redeem shares from any of your account(s) with the Transfer Agent as reimbursement for all losses. In addition, you may be prohibited or restricted from making future purchases in other funds sponsored or managed by Victory Capital. A $29 fee is charged for all returned items, including checks and electronic funds transfers.
Limitations on the Purchase of Shares of the Victory Money Market Fund
The Victory Money Market Fund limits sales of its shares to accounts beneficially owned by natural persons. The Board has adopted policies and procedures reasonably designed to limit investments in the Victory Money Market Fund to accounts beneficially owned by natural persons. Under those policies and procedures, the Board has delegated to the Adviser the responsibility for determining whether each beneficial owner or prospective beneficial owner of shares of the Victory Money Market Fund is a natural person. Under those policies and procedures, generally the Adviser or its affiliates will rely on certain information provided in connection with opening an account when making its determination regarding natural persons. For example, where a Social Security number is provided on behalf of the beneficial owner, generally the Adviser or its affiliates will deem the beneficial owner to be a natural person eligible to invest in the Victory Money Market Fund; however, where a taxpayer identification number (also known as an employer identification number) is provided on behalf of the beneficial owner, generally the Adviser or its affiliates will deem the beneficial owner to be a non-natural person ineligible to invest in the Victory Money Market Fund. The Adviser or its affiliates also may rely on other criteria that it deems reasonable and appropriate for making its determination under the circumstances.
Transfer of Shares
Under certain circumstances, you may transfer Fund shares to another person by sending written instructions to the Transfer Agent. The account must be clearly identified, and you must include the number of shares to be transferred and the signatures of all registered owners. You also need to send written instructions signed by all registered owners and supporting documents to change an account registration due to events such as marriage or death. If a new account needs to be established, you must complete and return an application to the Transfer Agent.
Confirmations and Account Statements
Fund shareholders will receive a confirmation for each purchase, redemption, exchange, or share conversion transacted in their account. However, confirmations will not be sent for all dividend and capital gain distribution reinvestments and purchases through certain automatic investment plans and certain retirement plans, as well as certain automatic exchanges and withdrawals (excluding those in money market funds). These transactions will be confirmed at least quarterly on shareholder account statements.
Dividends and Other Distributions
Each Fund distributes to its shareholders substantially all of the net investment income it earns (by class, after deducting expenses attributable to the class) and any net capital gains (both long-term and short-term) and net gains from foreign currency transactions, if any, it realizes that are allocable to that class. Net investment income and realized gains and losses of each Fund are reflected in its NAV until they are distributed. Because of this, if you buy shares of a Fund just before it makes such a distribution, you will end up getting some of your investment back as a taxable distribution. You can avoid this situation by waiting to invest until after the record date for the distribution.

Additional Purchase, Exchange, and Redemption Information
The value of your investment at the time of redemption of your shares may be more or less than the cost at purchase, depending on the value of the securities held in each Fund’s portfolio. Requests for redemption that are subject to any special conditions or that specify an effective date other than as provided herein cannot be accepted. A gain or loss for federal income tax purposes may be realized on the redemption of shares of a Fund, depending upon their aggregate NAV when redeemed and your basis in those shares for those purposes.
Shares of a Fund may be offered to other investment companies that are structured as funds-of-funds, to institutional investors, to financial intermediaries, and to other large investors (e.g., managed account programs offered by affiliated and unaffiliated investment advisers). These investors may, from time to time, own or control a significant percentage of a Fund’s shares. Accordingly, each Fund is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions by large investors in the Fund. These inflows and outflows may be frequent and could increase a Fund’s expense ratio, transaction costs, and taxable capital gain distributions (of net gains realized on the liquidation of portfolio securities to meet redemption requests), which could negatively affect the Fund’s performance and could cause shareholders to be subject to higher federal income tax with respect to their investments in the Fund. These inflows and outflows also could limit the Adviser's ability to manage investments of a Fund in an efficient manner, which could adversely impact the Fund's performance and its ability to meet its investment objective. For example, after a large inflow, a Fund may hold a higher level of cash than it might hold under normal circumstances while the Adviser seeks appropriate investment opportunities for the Fund. In addition, large inflows and outflows may limit the ability of a Fund to meet redemption requests and pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons, and could cause a Fund to purchase or sell securities when it would not normally do so, which would be particularly disadvantageous for a Fund if it needs to sell securities at a time of volatility in the markets, when values could be falling.
Shares normally are redeemed in cash, although each Fund reserves the right to redeem some or all of its shares in kind by delivering securities from a Fund’s portfolio of investments, rather than cash, under unusual circumstances or in order to protect the interests of remaining shareholders. Securities distributed in kind would be valued for this purpose using the same method employed in calculating a Fund’s NAV. If a Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such securities are converted into cash.
Accounts held with the Transfer Agent with a balance of less than $500 may be subject to automatic redemption, provided that (1) the value of the account has been reduced, below the minimum initial investment in such Fund at the time the account was established, for reasons other than market action, (2) the account has remained below the minimum level for six months, and (3) 30 days’ prior written notice of the proposed redemption has been sent to you. The Trust anticipates closing certain small accounts yearly. Shares will be redeemed at the NAV on the date fixed for redemption. Prompt payment will be made directly to your bank account on file, or if none, by mail to your last known address.
Investments in the Victory Money Market Fund are limited to natural persons. Accordingly, the Victory Money Market Fund will redeem shares held by any existing shareholder that it determines is not a natural person. Consistent with guidance provided by the SEC, the Victory Money Market Fund will provide at least 60 days’ written notice to any such shareholder in advance of effecting any such redemption.
The Trust reserves the right to suspend the right of redemption or postpone the date of payment (1) for any periods during which the NYSE is closed, (2) when trading in the markets the Trust normally uses is restricted, or an emergency exists as determined by the SEC so that disposal of the Trust’s investments or determination of its NAV is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for protection of the Trust’s shareholders. The Victory Money Market Fund may impose liquidity fees upon redemptions, subject to a determination by the Fund's Board that such liquidity fees are in the best interests of the Fund.
For the mutual protection of the investor and the Funds, the Trust may require a signature guarantee. If required, each signature on the account registration must be guaranteed. Signature guarantees are acceptable from FDIC member banks, brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, government securities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations. A signature guarantee for active duty military personnel stationed abroad may be provided by an officer of the United States Embassy or Consulate, a staff officer of the Judge Advocate General, or an individual’s commanding officer.
Funds' Right to Reject Purchase and Exchange Orders and Limit Trading in Accounts
The main safeguard of the Funds and each series of the Trust (together, the “Affiliated Funds”) against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected Fund. In exercising this discretion to reject purchase and exchange orders, the Affiliated Funds deem that certain excessive short-term trading activities are not in the best interest of the affected Fund because such activities can hamper the efficient management of the Fund. Generally, persons with a history of three short-term transactions within 90 days or less are suspected of market timing and the shareholder’s trading privileges (other than redemption of Fund shares) will be suspended. The Affiliated Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, each Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund. For this purpose, a short-term transaction is a purchase or redemption of a Fund and, as applicable, a subsequent redemption or purchase of the same Fund, or an exchange of all or part of that same Fund.
The following transactions are exempt from the excessive short-term trading activity policies described above:
• Transactions in the money market funds, Victory Short-Term Bond Fund, Victory Ultra Short-Term Bond Fund, and Victory Tax Exempt Short-Term Fund;
• Purchases and sales pursuant to automatic investment or withdrawal plans;
• Purchases and sales made through Victory Capital 529 Education Savings Plan;
• Purchases and sales made in certain separately managed accounts in wrap fee programs;
• Purchases and sales by the Victory Target Retirement Funds, Victory Cornerstone Conservative Fund, and/or Victory Cornerstone Equity Fund; and
• Other transactions that are not motivated by short-term trading considerations if they are approved by Transfer Agent management personnel and are not disruptive to a Fund.
If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular Affiliated Fund or all of the Affiliated Funds.
The Affiliated Funds rely on the Transfer Agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading. The Affiliated Funds or the Transfer Agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.
The Affiliated Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase shares of Affiliated Funds through financial intermediaries that establish omnibus accounts to invest in the Affiliated Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The Affiliated Funds subject to short-term trading policies generally treat each omnibus account as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the Affiliated Funds or their Transfer Agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or Affiliated Funds will review net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular Affiliated Fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.
We also may rely on the financial intermediary to review and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if we determine the intermediary’s policies to be at least as stringent as the Affiliated Funds’ policy. For shares purchased through financial intermediaries, there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.
Because of the increased costs to review underlying trading information, the Affiliated Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The Affiliated Funds or their Transfer Agent could decide to enter into such contracts with financial intermediaries for all Funds or particular Funds, and can terminate such agreements at any time.
Redemption by Check
The checkwriting privilege for the Victory Money Market Fund generally is available only to existing shareholders who have previously utilized this service or to new shareholders on an exception basis. Checks must be written in amounts of at least $250.

Check reorders will be sent only to the person(s) in whose name the account is registered. The checks must be signed by the registered owner(s) exactly as the account is registered. You will continue to earn dividends until the shares are redeemed by the presentation of a check.
When a check is presented to the Transfer Agent for payment, a sufficient number of full and fractional shares from your account will be redeemed to cover the amount of the check. If the account balance is not adequate to cover the amount of a check, the check will be returned unpaid. Because the value of the account in the Victory Money Market Fund changes as dividends are accrued on a daily basis, checks may not be used to close an account.
The checkwriting privilege is subject to the customary rules and regulations of UMB Bank, n.a. (“UMB”) governing checking accounts. There is no charge to you for the use of the checks or for subsequent reorders of checks.
The Trust reserves the right to assess a processing fee against your account for any redemption check not honored by a clearing or paying agent. Currently, this fee is $29 and is subject to change at any time. Some examples of such dishonor are improper endorsement, checks written for an amount less than the minimum check amount, and insufficient or uncollectible funds.
The Trust, the Transfer Agent, and UMB each reserves the right to change or suspend the checkwriting privilege upon 30 days’ written notice to participating shareholders.
You may request that the Transfer Agent stop payment on a check. The Transfer Agent will use its best efforts to execute stop payment instructions but does not guarantee that such efforts will be effective. The Transfer Agent will charge you $20 for each stop payment you request.
Involuntary Redemptions
The Victory Money Market Fund will limit investments to accounts beneficially owned by natural persons. Accordingly, the Victory Money Market Fund may redeem shares held by accounts that it determines are not beneficially owned by natural persons. Consistent with guidance provided by the SEC, the Victory Money Market Fund will provide at least 60 days’ written notice in advance of effecting any such involuntary redemption. Shares held by these accounts will be sold at their NAV per share calculated on the day that the Victory Money Market Fund closes the account position and neither the Adviser, its affiliates, nor the Victory Money Market Fund will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.
Purchasing Shares
Alternative Sales Arrangements — Fund Shares, Institutional Shares, Class A, Class R6, and Class C
Alternative sales arrangements permit an investor to choose the method of purchasing shares that is more beneficial depending on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. When comparing the classes of shares, when more than one is offered in the same Fund, investors should understand that the purpose and function of the Class C asset-based sales charge are the same as those of the Class A initial sales charge. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares in comparison to another class of shares. Generally, Class A shares have lower ongoing expenses than Class C shares, but are subject to an initial sales charge. Which class would be advantageous to an investor depends on the number of years the shares will be held. Over very long periods of time, the lower expenses of Class A shares may offset the cost of the Class A initial sales charge. Not all Investment Professionals (as described in each Fund’s Prospectus) will offer all classes of shares.
Each class of shares represents interests in the same portfolio investments of a Fund. However, each class has different shareholder privileges and features. The net income attributable to a particular class and the dividends payable on these shares will be reduced by incremental expenses borne solely by that class, including any asset-based sales charge to which these shares may be subject.
No initial sales charge is imposed on Class C shares. The Distributor may pay sales commissions to dealers and institutions who sell Class C shares of a Fund at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution. The Distributor will retain all payments received by it relating to Class C shares for the first year after they are purchased. After the first full year, the Distributor will make monthly payments in the amount of 0.75% for distribution services and 0.25% for personal shareholder services to dealers and institutions based on the average NAV of Class C shares, which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. Some of the compensation paid to dealers and institutions is recouped through the contingent deferred sales charge (“CDSC”) imposed on shares redeemed within 12 months of their purchase. Class C shares are subject to the Rule 12b-1 fees described in the SAI under “Rule 12b-1 Distribution and Service Plans.” Class C shares of the Funds will automatically convert to Class A shares under circumstances described in a Fund’s Prospectus. Financial institutions may be permitted to exchange Class C shares for a share class with lower expenses under circumstances described in a Fund’s Prospectus. Any options with respect to the reinvestment of distributions made by the Funds to Class C shareholders are offered only by the broker through whom the shares were acquired.
No initial sales charges or CDSCs are imposed on Institutional Shares. Institutional Shares are not subject to the Rule 12b-1 fees described in this SAI under “Rule 12b-1 Distribution and Service Plans.” There is no automatic conversion feature applicable to Institutional Shares. Distributions paid to holders of a Fund’s Institutional Shares may be reinvested in additional Institutional Shares of that Fund or Institutional Shares of a different Fund. Only certain investors are eligible to buy Institutional Shares, as set forth in a Fund’s Prospectus, and your financial adviser or other financial intermediary can help you determine whether you are eligible to invest.
No initial sales charges or CDSCs are imposed on Class R6 shares. Class R6 shares are not subject to the Rule 12b-1 fees described in this SAI under “Rule 12b-1 Distribution and Service Plans.” There is no automatic conversion feature applicable to Class R6 shares. Distributions paid to holders of a Fund’s Class R6 shares may be reinvested in additional Class R6 shares of that Fund or Class R6 shares of a different Fund. Class A shareholders, Class C shareholders whose shares are not subject to a CDSC and Institutional Shares shareholders may exchange into Class R6 shares of a Fund offering such shares provided they meet the eligibility requirements applicable to Class R6 shares. Only certain investors are eligible to buy Class R6 shares, as set forth in a Fund’s Prospectus, and your financial adviser or other financial intermediary can help you determine whether you are eligible to invest.
Each Fund reserves the right to change the criteria for eligible investors and the investment minimums. Each Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and shareholders.
The methodology for calculating the NAV, dividends, and distributions of the share classes of the Funds recognizes two types of expenses. General expenses that do not pertain specifically to a class are allocated to the shares of each class, based upon the percentage that the net assets of such class bears to a Fund’s total net assets and then pro rata to each outstanding share within a given class. Such general expenses include (1) management fees, (2) legal, bookkeeping and audit fees, (3) printing and mailing costs of shareholder reports, prospectuses, statements of additional information and other materials for current shareholders, (4) fees to the Trustees who are not affiliated with the Adviser, (5) custodian expenses, (6) share issuance costs, (7) organization and start-up costs, (8) interest, taxes and brokerage commissions, and (9) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (1) Rule 12b-1 distribution fees and shareholder servicing fees, (2) incremental transfer and shareholder servicing agent fees and expenses, (3) registration fees, and (4) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to a Fund as a whole.
Dealer Reallowances. The following table shows the amount of the front-end sales load that is reallowed to dealers as a percentage of the offering price of Class A shares of the Equity Funds, excluding the Victory Nasdaq-100 Index Fund.
Amount of Purchase	Initial Sales Charge: % of Offering Price	Concession to Dealers: % of Offering Price
Up to $49,999	5.75%	5.00%
$50,000 to $99,999	4.50%	4.00%
$100,000 to $249,999	3.50%	3.00%
$250,000 to $499,999	2.50%	2.00%
$500,000 and above*	0.00%	**
*
There is no initial sales charge on purchases of $500,000 or more; however, a sales concession and/or advance of a Rule 12b-1 fee may be paid and such purchases are potentially subject to a CDSC, as set forth below.
**
Investment Professionals may receive payment on purchases of $500,000 or more of Class A shares that are sold at NAV (excluding the Victory Nasdaq-100 Index Fund) as follows: 0.75% of the current purchase amount if cumulative prior purchases sold at NAV plus the current purchase is less than $3 million; 0.50% of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $3 million to $4,999,999; and 0.25% of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $5 million or more. In addition, in connection with such purchases, the Distributor or its affiliates may advance Rule 12b-1 fees of 0.25% of the purchase amount to Investment Professionals for providing services to shareholders.
Except as noted in this SAI, a CDSC of 0.75% may be imposed on any such shares redeemed within the first 18 months after purchase. CDSCs are based on the lower of the cost of the shares or NAV at the time of redemption. No CDSC is imposed on reinvested distributions.
The Distributor reserves the right to pay the entire commission to dealers. If that occurs, the dealer may be considered an “underwriter” under federal securities laws.
The following table shows the amount of the front-end sales load that is reallowed to dealers as a percentage of the offering price of Class A shares of the Fixed Income Funds, excluding the Victory Ultra Short-Term Bond Fund.

Amount of Purchase	Initial Sales Charge: % of Offering Price	Concession to Dealers: % of Offering Price
Up to $99,999	2.25%	2.00%
$100,000 to $249,999	1.75%	1.50%
$250,000 and above*	0.00%	0.00%**
*
There is no initial sales charge on purchases of $250,000 or more; however, a sales concession and/or advance of a Rule 12b-1 fee may be paid and such purchases are potentially subject to a CDSC, as set forth below.
**
Investment Professionals may receive payment on purchases of $250,000 or more of Class A shares that are sold at NAV as follows: 0.75% of the current purchase amount if cumulative prior purchases sold at NAV plus the current purchase is less than $3 million; 0.50% of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $3 million to $4,999,999; and 0.25% on of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $5 million or more. In addition, in connection with such purchases, the Distributor or its affiliates may advance Rule 12b-1 fees of 0.25% of the purchase amount to Investment Professionals for providing services to shareholders.
Except as noted in this SAI, a CDSC of 0.75% may be imposed on any such shares redeemed within the first 18 months after purchase. CDSCs are based on the lower of the cost of the shares or NAV at the time of redemption. No CDSC is imposed on reinvested distributions.
The Distributor reserves the right to pay the entire commission to dealers. If that occurs, the dealer may be considered an “underwriter” under federal securities laws.
Sample Calculation of Maximum Offering Price
Class A shares of the Equity Funds are sold with a maximum initial sales charge of 5.75% and Class A shares of the Fixed Income Funds are sold at a maximum initial sales charge of 2.25%. Set forth below is an example of the method of computing the offering price of the Class A shares of the Funds. The example assumes a purchase of Class A shares aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the NAV of the Class A shares.
Equity Funds
NAV per share	$10.00
Per Share Sales Charge—5.75% of public offering price (6.10% of net asset value per share) for each Fund	$0.61
Per Share Offering Price to the Public	$10.61

Fixed Income Funds
NAV per share	$10.00
Per Share Sales Charge—2.25% of public offering price (2.30% of net asset value per share) for each Fund	$0.23
Per Share Offering Price to the Public	$10.23
Class C shares of each relevant Fund are sold at NAV without any initial sales charges and with a 1.00% CDSC on shares redeemed within 12 months of purchase. Fund Shares, Institutional Shares, and Class R6 shares of each relevant Fund are sold at NAV without any initial sales charges or CDSCs.
Reinstatement Privilege. Within 90 days of a redemption, a shareholder may reinvest all or part of the redemption proceeds of Class A or Class C shares in the same class of shares of a Fund or any of the other Funds into which shares of the Fund are exchangeable, as described above, at the NAV next computed after receipt by the transfer agent of the reinvestment order. No service charge is currently made for reinvestment in shares of the Funds. Class C share proceeds reinstated do not result in a refund of any CDSC paid by the shareholder, but the reinstated shares will be treated as CDSC exempt upon reinstatement. The shareholder must ask the Distributor for such privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, even if the proceeds are reinvested. Depending on the timing and amount of a potential reinvestment, some or all of a capital loss from redemption may not be deductible. If the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the same Fund or another Fund offered by the Trust within 90 days of payment of the sales charge, the shareholder’s basis in the redeemed shares may not include the amount of the sales charge paid. Without the additional basis, the shareholder will have more gain or less loss upon redemption. The Funds may amend, suspend, or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension, or cessation. The reinstatement must be into an account bearing the same registration.
Redemptions in Kind
Subject to its election under Rule 18f-1 under the 1940 Act, each Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount of such request is large enough to affect operations (for example, if the request is greater than $250,000 or 1% of the Fund’s assets). The securities will be chosen by the Fund and valued at the price used in calculating the Fund’s NAV on the day of redemption. A shareholder may incur transaction expenses in converting these securities to cash.
Each Fund may effect redemptions in kind in an effort to manage cash positions and/or for liquidity management, portfolio management and other purposes. This practice may reduce the need for the Funds to sell portfolio holdings to meet redemption requests and thus may enable such Funds to reduce cash drag, transaction costs and recognized capital gains. Victory Capital believes that this practice may benefit the Funds and their shareholders, including the possibility of reducing the amount of capital gain distributions to their shareholders. In some cases, the Funds will distribute a large amount of securities in proportion to their representation in the Funds’ portfolio whereas in other cases Victory Capital or the applicable Subadviser may select, or give greater weight to, specific securities as a means of their disposition.
Investment Plans
Under certain circumstances, the Trust makes available the following investment plans to shareholders of the Funds. At the time you sign up for any of the following investment plans that use the electronic funds transfer service, you will choose the day of the month (the “Effective Date”) on which you would like to regularly purchase shares. When this day falls on a weekend or holiday, the electronic transfer will take place on the last business day prior to the Effective Date. You may terminate your participation in a plan at any time. Please call the Adviser for details and necessary forms or applications or sign up online at vcm.com.
Automatic Purchase of Shares
Automatic Investment Plan – The regular purchase of additional shares through electronic funds transfer from a checking or savings account. You may invest as little as $50 per transaction.
Automatic Transfer Plan – The periodic transfer of funds from a Victory money market fund to purchase shares in another non-money market Victory mutual fund. There is a minimum investment required for this program of $5,000 in the money market fund, with a monthly transaction minimum of $50.
Buy/Sell Service – The intermittent purchase or redemption of shares through electronic funds transfer to or from a checking or savings account. You may initiate a “buy” or “sell” whenever you choose.
Directed Dividends – If you own shares in more than one of the funds in the Victory Funds, you may direct that dividends and/or capital gain distributions received from one fund be used to purchase shares automatically in the same class of another of those funds.
Participation in these automatic purchase plans allows you to engage in dollar-cost averaging.
Systematic Withdrawal Plan
If you own shares in a single investment account (accounts in different Victory Funds cannot be aggregated for this purpose), you may request that enough shares to produce a fixed amount of money be liquidated from the account monthly, quarterly, or annually. The amount of each withdrawal must be at least $50. Using the electronic funds transfer service, you may choose to have withdrawals electronically deposited at your bank or other financial institution. You also may elect to have such withdrawals invested in another Victory Fund.
This plan may be initiated by completing a Systematic Withdrawal Plan application, which may be requested from the Adviser. You may terminate participation in the plan at any time. You are not charged for withdrawals under the Systematic Withdrawal Plan. The Trust will not bear any expenses in administering the plan beyond the regular Transfer Agent and custodian costs of issuing and redeeming shares. The Adviser will bear any additional expenses of administering the plan.
Withdrawals will be made by redeeming full and fractional shares on the date you select at the time the plan is established. Withdrawal payments made under this plan may exceed dividends and other distributions and, to that extent, would reduce the dollar value of your investment and could eventually exhaust the account. Reinvesting dividends and other distributions help replenish the account. Because share values and net investment income can fluctuate, you should not expect withdrawals to be offset by rising income or share value gains. Withdrawals that exceed the value in your account will be processed for the amount available, and the plan will be canceled.
Each redemption of shares of a Fund may result in realization of a gain or loss, which must be reported on your federal income tax return. Therefore, you should keep an accurate record of any gain or loss realized on each withdrawal.

Tax-Deferred Retirement Plans
Federal tax on distributions may be deferred if you hold shares of a Fund through certain types of retirement programs. For your convenience, the Adviser offers 403(b)(7) accounts and various forms of individual retirement accounts (“IRAs”). You may make investments in one or any combination of the Funds described in the prospectuses of the Trust (excluding any Fund that distributes tax-exempt-interest dividends).
Applications for the IRA and 403(b)(7) programs should be sent directly to Victory Capital Transfer Agency, Inc., P.O. Box 182903, Columbus, OH 43218-2903. Applications for these retirement accounts received by the Adviser will be forwarded to the Custodian for acceptance.
An administrative fee of $20 is deducted from the money sent to you after closing an account. Exceptions to the fee are: partial distributions and distributions due to disability or death. This charge is subject to change as provided in the various agreements. There may be additional charges, as mutually agreed upon between you and the Custodian, for further services requested of the Custodian.
You may obtain detailed information about the accounts from the Adviser. Each employer or individual establishing a tax-deferred retirement account also is advised to consult with a tax adviser before establishing the account.
Investment Objectives, Practices, Policies, and Risks
Investment Objective(s)
The section captioned Additional Fund Information in each Fund's prospectus describes the investment objective(s) and the investment policies applicable to each Fund. There can, of course, be no assurance that each Fund will achieve its investment objective(s). Each Fund’s objective(s) are not a fundamental policy and may be changed upon written notice to, but without the approval of, each Fund's shareholders. If there is a change in the investment objective(s) of a Fund, the Fund’s shareholders should consider whether the Fund remains an appropriate investment in light of then-current needs.
Investment Practices, Policies, and Risks
The following provides additional information about the investment policies, practices, types of instruments, and certain risks that the Funds may be subject to. Unless described as a principal investment policy in a Fund’s prospectus, these represent the non-principal investment policies of the Funds.
Adjustable-Rate Securities
Each Fund may invest in adjustable-rate securities. The interest rate on an adjustable-rate security fluctuates periodically. Generally, the security’s yield is based on a U.S. dollar-based interest-rate benchmark such as the Federal Funds Rate, the 90-day Treasury bill rate, or the Secured Overnight Financing Rate (“SOFR”). The yields on these securities are reset on a periodic basis (for example, daily, weekly, or quarterly) or upon a change in the benchmark interest rate. The yields are closely correlated to changes in money market interest rates.
Asset-Backed Securities
Each Fund may invest in asset-backed securities (“ABS”). ABS represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card, motor vehicle, or trade receivables. They may be pass-through certificates, which have characteristics very similar to mortgage-backed securities, discussed below. With respect to the Victory Income Fund, Victory Short-Term Bond Fund, Victory Core Plus Intermediate Bond Fund, and Victory High Income Fund, such pass-through certificates may include equipment trust certificates (“ETC”) secured by specific equipment, such as airplanes and railroad cars. ETC securities also may be enhanced by letters of credit. An ABS also may be in the form of asset-backed commercial paper, which is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets.
The credit quality of ABS depends primarily on the quality of the underlying assets, the rights of recourse available against the underlying assets and/or the issuer, the level of credit enhancement, if any, provided for the securities, and the credit quality of the credit-support provider, if any. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default is ensured by payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. In addition, the risk of default by borrowers is greater during times of rising interest rates and/or unemployment rates and generally is higher in the case of asset pools that include subprime assets.
On occasion, the pool of assets also may include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating-rate assets to back a fixed-rate obligation. Credit quality depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the structure or by a third-party insurance wrap, and the credit quality of the swap counterparty, if any.
ABS may be subject to interest rate risk and prepayment risk. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the ABS. Moreover, when a Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short or intermediate term at the time of purchase into a longer-term security. Since the value of longer-term securities generally fluctuates more widely in response to changes in interest rates than does the value of shorter-term securities, maturity extension risk could increase the volatility of a Fund. The weighted average life of such securities is likely to be substantially shorter than their stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.
Bonds
Each Fund may invest in bonds, which are fixed or variable-rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Mortgage-backed securities and ABS are types of bonds, and certain types of income-producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Bonds generally are used by corporations, governments, and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are “perpetual” in that they have no maturity date. Bonds are subject to interest rate risk and credit risk. Interest rate risk generally is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of a Fund’s investments in bonds. In general, bonds having longer durations are more sensitive to interest rate changes than are bonds with shorter durations. Credit risk generally is the risk that an issuer may be unable or unwilling to pay interest and/or principal on the bond. Credit risk can be affected by many factors, including adverse changes in the issuer’s own financial condition or in economic conditions.
Borrowing Money and Issuing Senior Securities
Pursuant to the investment restrictions that have been adopted by the Trust for each Fund, each Fund may not issue senior securities, except as permitted under the 1940 Act. “Senior securities” are defined as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any Fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits a Fund from issuing senior securities except that the Fund may borrow money in amounts of up to one-third (33 1/3%) of the Fund’s total assets (including the amount borrowed) less liabilities (other than borrowings) from banks. Any borrowings that exceed this amount will be reduced within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation even if it is not advantageous to sell securities at that time. Borrowings may be used for a variety of purposes, including (i) for temporary or emergency purposes, (ii) in anticipation of or in response to adverse market conditions, (iii) for cash management purposes, and (iv) for investment purposes. Borrowed money will cost a Fund interest expense and/or other fees. The costs of borrowing may reduce a Fund’s return. To the extent that a Fund has outstanding borrowings, it will be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of a Fund’s securities.
Each Fund together with other funds of the Trust and Victory Portfolios and Victory Portfolios II, participates in a 364-day committed credit facility and a 364-day uncommitted, demand credit facility with Citibank, N.A. (Citibank). Each such credit facility may be renewed if so agreed by the parties. Under the agreement with Citibank, the Funds may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. Of this amount, $40 million committed of the line of credit and $60 million of the uncommitted line of credit are reserved for use by the Victory Floating Rate Fund (a series of Victory Portfolios), with that Fund paying the related commitment fees for that amount. The purpose of each agreement is to meet temporary or emergency cash needs. For the committed credit facility, Citibank receives an annual commitment fee of 0.15%. Each Fund pays a pro-rata portion (adjusted for the amount of credit reserved for the Victory Floating Rate Fund) of these fees and pays the interest on any amount that it borrows.
Calculations of Dollar-Weighted Average Portfolio Maturity

Dollar-weighted average portfolio maturity is derived by multiplying the value of each debt instrument by the number of days remaining to its maturity, adding these calculations, and then dividing the total by the value of a Fund’s debt instruments. An obligation’s maturity typically is determined on a stated final maturity basis, although there are some exceptions to this rule.
With respect to obligations held by a Fund, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage-backed securities, some asset-backed securities (“ABS”) and securities subject to sinking fund arrangements are determined on a weighted average life basis, which is the average time for principal to be repaid. For mortgage-backed securities and some ABS, this average time is calculated by assuming prepayment rates of the underlying loans. These prepayment rates can vary depending upon the level and volatility of interest rates. This, in turn, can affect the weighted average life of the security. The weighted average lives of these securities will be shorter than their stated final maturities. In addition, for purposes of a Fund’s investment policies, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features such as puts or demand features that, in the judgment of the Adviser or the applicable Subadviser, will result in the instrument being valued in the market as though it has the earlier maturity.
Finally, for purposes of calculating the dollar-weighted average portfolio maturity of a Fund, the maturity of a debt instrument with a periodic interest reset date will be deemed to be the next reset date, rather than the remaining stated maturity of the instrument if, in the judgment of the Adviser or the applicable Subadviser, the periodic interest reset features will result in the instrument being valued in the market as though it has the earlier maturity.
The Victory Money Market Fund will determine the maturity of an obligation in its portfolio in accordance with Rule 2a-7 under the 1940 Act.
Certificates of Deposit and Bankers’ Acceptances
Each Fund may invest in certificates of deposit, which are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Each Fund may invest in bankers’ acceptances, which typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.
To the extent a Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred if the Fund invests only in debt obligations of U.S. domestic issuers. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located, the possible confiscation or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which may adversely affect the payment of principal and interest on these securities.
Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds and the interest income generated from lending operations. General economic conditions and the quality of loan portfolios affect the banking industry. Unexpected changes with respect to these factors may adversely affect the issuance of and the secondary market for these securities.
Commercial Paper
Each Fund may invest in commercial paper, which consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.
Investments in commercial paper are subject to the risk the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk. Commercial paper may become illiquid or may suffer from reduced liquidity in certain circumstances. Like all fixed-income securities, commercial paper prices are susceptible to fluctuations in interest rates. If interest rates rise, commercial paper prices will decline. The short-term nature of a commercial paper investment makes it less susceptible to interest rate risk than many other fixed-income securities because interest rate risk typically increases as maturity lengths increase. Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities. As with all fixed-income securities, there is a chance that the issuer will default on its commercial paper obligation.
Commodity-Linked Notes
Each Fund (except the Victory Money Market Fund) may invest in commodity-linked notes, which are a type of structured note. Commodity-linked notes are privately negotiated structured debt securities indexed to the return of an index such as the Dow Jones-UBS Commodity Index Total Return, which is representative of the commodities market. They are available from a limited number of approved counterparties, and all invested amounts are exposed to the dealer’s credit risk. Commodity-linked notes may be leveraged. For example, if a Fund invests $100 in a three-times leveraged commodity-linked note, it will exchange $100 principal with the dealer to obtain $300 exposure to the commodities market because the value of the note will change by a magnitude of three for every percentage point change (positive or negative) in the value of the underlying index. This means a $100 note would be worth $70 if the commodity index decreased by 10 percent. Structured notes also are subject to counterparty risk.
Investments linked to the prices of commodities, including commodity-linked notes, are considered speculative. The values of commodity-linked notes are affected by events that might have less impact on the values of stocks and bonds. Prices of commodities and related contracts may fluctuate significantly over short periods due to a variety of factors, including changes in supply and demand relationships, weather, agriculture, fiscal, and exchange control programs, disease, pestilence, and international economic, political, military, and regulatory developments. In addition, the commodity markets may be subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions. These circumstances could adversely affect the value of the commodity-linked notes and make commodity-linked notes more volatile than other types of investments. Investments in commodity-linked notes may have substantial risks, including risk of loss of a significant portion of their principal value. They also can generate tax risks.
Convertible Securities
Each Fund may invest in convertible securities, which are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.
A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities are subordinate in rank to any senior debt obligations of the same issuer and, therefore, an issuer’s convertible securities entail more risk than its debt obligations.
The convertible securities in which the Funds invest may be rated below investment grade as determined by Moody’s Investors Service Inc. or S&P Global Ratings (“S&P”), or unrated but judged by the Adviser  or the applicable Subadviser to be of comparable quality (commonly called “junk” bonds). For a more complete description of debt ratings, see Appendix A. Such securities are deemed to be speculative and involve greater risk of default due to changes in interest rates, economic conditions, and the issuer’s creditworthiness. As a result, their market prices tend to fluctuate more than those of higher-quality securities. During periods of general economic downturns or rising interest rates, issuers of such securities may experience financial difficulties, which could affect their ability to make timely interest and principal payments. A Fund’s ability to timely and accurately value and dispose of lower-quality securities also may be affected by the absence or periodic discontinuance of liquid trading markets.
Cover
Transactions using certain derivative instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless there appears to be a liquid secondary market for such investments; or unless it owns either (1) an offsetting (covered) position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash or liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.
For more information about these practices, see the “Derivatives” section.
Cybersecurity Risk

Technology, such as the internet, has become more prevalent in the course of business; and as such, each Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks that shut down, disable, slow or otherwise disrupt operations, business processes, or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact a Fund and its shareholders and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. Cyber incidents may cause a Fund or its service providers to lose proprietary information, suffer data corruption, lose operational capacity (e.g., the loss of the ability to process transactions, calculate a Fund’s NAV, or allow shareholders to transact business), and/or fail to comply with applicable privacy and other laws. Among other potentially harmful effects, cyber incidents also may result in theft, unauthorized monitoring and failures in the physical infrastructure or operating systems that support the Fund and its service providers. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Funds' service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, each Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect each Fund or its shareholders. In certain situations, the Funds, the Adviser, a Subadviser, or a service provider may be required to comply with law enforcement in responding to a cybersecurity incident, which may prevent each Funds from fully implementing their cybersecurity plans and systems, and (in certain situations) may result in additional information loss or damage. Each Fund and its shareholders could be negatively impacted as a result.
Derivatives
Under circumstances in which such instruments are expected by the Manager or the applicable Subadviser to aid in achieving each Fund’s investment objective, each Fund (except the Victory Money Market Fund) may buy and sell certain types of derivatives. Derivatives are instruments that derive their value from the value of one or more underlying assets, reference rates or indices, and may include futures contracts, options on futures contracts, swaps, options on currencies, securities, and securities indexes. Derivatives also may possess the characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and, therefore, possess the risks of both futures and securities investments.
Permissible derivative instruments include “market access products,” which offer synthetic exposure to an underlying local foreign stock. They include, for example, equity-linked notes, warrants, zero strike options, and total return swaps. Market access products are subject to the same risks as direct investments in securities of foreign issuers. If the underlying stock decreases in value, the market access product will decrease commensurately. In addition, market access products are subject to counterparty risk due to the fact that the security is issued by a broker. If the broker suffers a significant credit event and cannot perform under the terms of an agreement, an access product may lose value regardless of the strength of the underlying stock. The Victory Science & Technology Fund may invest in market access products.
Derivatives, such as futures contracts; options on currencies, securities, and securities indexes; options on futures contracts; and swaps enable a Fund to take both “short” positions (positions that anticipate a decline in the market value of a particular asset or index) and “long” positions (positions that anticipate an increase in the market value of a particular asset or index). Each Fund also may use strategies that involve simultaneous short and long positions in response to specific market conditions, such as where the Adviser or the applicable Subadviser anticipates unusually high or low market volatility.
The Adviser or the applicable Subadviser may enter into derivative positions for a Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect a Fund from an expected decline in the market value of an asset or group of assets that a Fund owns (in the case of a short hedge) or to protect a Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or “anticipatory” hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy) or “speculative” strategies, which are undertaken to equitize the cash or cash equivalent portion of a Fund’s portfolio or to profit from (i) an expected decline in the market value of an asset or group of assets which a Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire.
Generally, the Victory 500 Index Fund, Victory Extended Market Index Fund, and Victory Nasdaq-100 Index Fund will employ futures and options on futures to provide liquidity necessary to meet anticipated redemptions or for day-to-day operating purposes.
Rule 18f-4 regulates the use of derivatives for certain funds registered under the Investment Company Act (“Rule 18f-4”). With respect to Funds that qualify as a “Full Compliance Derivatives User” and in compliance with Rule 18f-4, those Funds have adopted and implemented policies and procedures to manage the Funds’ aggregate derivatives risk. In addition, those Funds may trade derivatives and certain other instruments that create future payment or delivery obligations subject to a value-at-risk (“VaR”) based leverage limit, have established and implemented a comprehensive derivatives risk management program and testing requirements, appointed a derivatives risk manager, and have complied with all reporting requirements relating to board and SEC reporting, which include providing additional disclosure both publicly and to the SEC regarding its derivatives positions. For Funds that qualify as limited derivatives users, Rule 18f-4 requires those Funds to have policies and procedures to manage their aggregate derivatives risk. These requirements have an impact on the Funds, including a potential increase in cost to enter into derivatives transactions.

Discretionary Liquidity Fee Risk
The Victory Money Market Fund may impose liquidity fees on redemptions subject to the determination by the Fund’s Board that such liquidity fees are in the best interests of the Fund. Upon such a determination, the Fund may impose a liquidity fee of up to 2% of the value of the shares redeemed. The imposition of a liquidity fee would reduce the amount you would receive upon redemption of your shares of the Fund.
Equity Securities
Each Fund (except the Victory Money Market Fund, Victory 500 Index Fund, Victory  Nasdaq-100 Index Fund, and Victory Ultra Short-Term Bond Fund) may invest in equity securities listed on any domestic or foreign securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities (although the Victory Short-Term Bond Fund's, Victory Core Plus Intermediate Bond Fund's, and Victory Ultra Short-Term Bond Fund's investments in equity securities are limited to preferred, hybrid, and convertible securities). As used herein, “equity securities” are defined as common stock, preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, sponsored or unsponsored depositary receipts such as American depositary receipts (“ADRs”), European depositary receipts (“EDRs”), global depositary receipts (“GDRs”), and convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company’s capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.
Equity-Linked Structured Notes
Each Fund (except the Victory Money Market Fund) may invest in equity-linked structured notes, which are derivative securities specifically designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes typically are offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.
Eurodollar and Yankee Obligations
Each Fund may invest in Eurodollar obligations or Yankee obligations. Eurodollar obligations are dollar-denominated instruments that have been issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that have been issued by foreign issuers in the U.S. capital markets.
Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk, and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from leaving the country. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers. However, Eurodollar and Yankee obligations will undergo the same type of credit analysis as domestic issues in which a Fund invests, and will have at least the same financial strength as the domestic issuers approved for a Fund.
European Securities
The European Union’s (the “EU”) Economic and Monetary Union (the “EMU”) requires member countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, and other factors, each of which may significantly impact every European country and their economic partners. The economies of EU member countries and their trading partners may be adversely affected by changes in the exchange rate of the euro (the common currency of the EU), changes in EU or governmental regulations on trade and other areas, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact a Fund’s investments and cause it to lose money. In recent years, the European financial markets have been negatively impacted by concerns relating to rising government debt levels and national unemployment; possible default on or restructuring of sovereign debt in several European countries; and economic downturns. Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. A European country’s default or debt restructuring would adversely affect the holders of the country’s debt and sellers of credit default swaps linked to the country’s creditworthiness and could negatively impact global markets more generally.
Uncertainties regarding the viability of the EU have impacted and may continue to impact markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, securities markets would likely be significantly disrupted. On January 31, 2020, the UK left the EU, commonly referred to as “Brexit,” and the UK ceased to be a member of the EU. Following a transition period during which the EU and UK government engaged in a series of negotiations regarding the terms of the UK’s future relationship with the EU, the UK and the EU reached a trade agreement on December 31, 2020, which became effective May 1, 2021, after being approved by all applicable UK and EU governmental bodies in early 2021. The UK has one of the largest economies in Europe and is a major trading partner with the other EU countries and the United States.
Investing in the securities of Eastern European issuers is highly speculative and involves risks not usually associated with investing in the more developed markets of Western Europe. Securities markets of Eastern European countries typically are less efficient and have lower trading volume, lower liquidity, and higher volatility than more developed markets. Eastern European economies also may be particularly susceptible to disruption in the international credit market due to their reliance on bank-related inflows of capital. To the extent that a fund invests in European securities, it may be exposed to these risks through its direct investments in such securities, including sovereign debt, or indirectly through investments in money market funds and financial institutions with significant investments in such securities.
Exchange-Traded Funds (“ETFs”)
Each Fund (except the Victory Money Market Fund) may invest in ETFs, which are, with a few exceptions, open-end investment companies that trade throughout the day. ETFs trade on stock exchanges and typically track a market index or specific sectors of the stock or bond markets. Because they trade like a stock, they offer trading flexibility desired by both individuals and institutions. The value of the underlying securities held by an ETF is a major factor in determining an ETF’s price. However, ETFs do not necessarily trade at their NAV. The price of an ETF also is determined by supply and demand and, as a result, the share price of an ETF may trade at a premium or discount to its NAV.
To the extent a Fund invests in ETFs, it will be exposed to the same risks of the ETFs’ holdings as the ETFs themselves in direct proportion to the allocation of the Fund’s assets among those ETFs. You also will indirectly bear fees and expenses charged by the ETFs in which the Fund invests in addition to the Fund’s direct fees and expenses. In addition, an ETF may be a “passive investor” and, therefore, invests in the securities and sectors contained in the index it seeks to track without regard for, or analysis of, the prospects of such securities or sectors. An ETF may invest in all of the securities in such index or in a representative sample of such securities. ETFs generally do not attempt to take defensive positions in volatile or declining markets or under other conditions. Furthermore, ETFs usually are not able to duplicate exactly the performance of the underlying indexes they track. The difference in performance between an ETF and the index it seeks to track can be due to, among other factors, the expenses that the ETF pays, regulatory constraints, investment strategies or techniques undertaken by the ETF, and changes to an underlying index. There also may be a lack of correlation between the securities in an index and those actually held by an ETF. The performance of a Fund that invests in such an ETF could be adversely impacted. In addition, although the ETFs generally are listed on securities exchanges, there can be no assurances that an active trading market for such ETFs will be maintained. Secondary market trading in the ETFs also may be halted by a national securities exchange because of market conditions or for other reasons. There can be no assurances that the requirements necessary to maintain the listing of the ETFs will continue to be met or will remain unchanged.
Exchange-Traded Notes (“ETNs”)
Each Fund (except the Victory Money Market Fund) may invest in ETNs. ETNs are a type of unsecured, unsubordinated debt security, usually issued by large financial institutions. This type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protections exist. The purpose of ETNs is to create a type of security that combines the aspects of both bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (i.e., NYSE) during normal trading hours. However, investors also can hold the debt security until maturity. At that time, the issuer will give the investor a cash amount that would be equal to the principal amount (subject to the day’s index factor).
One factor that affects the ETN’s value is the credit rating of the issuer. The value of an ETN also may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced commodity or security. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. If a Fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. There may be restrictions on a Fund’s right to redeem its investment in an ETN, which is generally meant to be held until maturity. ETNs are subject to counterparty credit risk and fixed-income risk. ETNs also are subject to tax risk. No assurance can be given that the Internal Revenue Service (“IRS”) will accept, or a court will uphold, how a Fund characterizes and treats ETNs for federal income tax purposes. Further, Congress and the IRS frequently consider proposals that would change the timing of recognition and tax character of income and gains from ETNs.
Foreign Securities
The Victory Aggressive Growth Fund, Victory Growth Fund, Victory Growth & Income Fund, Victory Income Stock Fund, Victory Small Cap Stock Fund, and Victory Value Fund may invest up to 20% of their assets, the Victory Science & Technology Fund may invest up to 50% of its assets, and the Victory Capital Growth Fund may invest up to 100% of its assets in foreign securities purchased in either foreign or U.S. markets, including ADRs and GDRs. The Victory High Income Fund, Victory Income Fund, Victory Short-Term Bond Fund, and Victory Core Plus Intermediate Bond Fund may invest up to 20% of their assets in non-dollar-denominated securities. Investing in foreign securities poses unique risks: currency exchange rate fluctuations; foreign market illiquidity; emerging markets risk; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; political or social instability, including policies of foreign governments which may affect their respective equity markets; foreign taxation requirements including withholding taxes; prohibitions or restrictions by certain foreign governments on foreign investing in their capital markets or in certain industries, or limitations on the removal of funds or assets; and difficulties in obtaining legal judgments. In the past, equity and debt instruments of foreign markets have been more volatile than equity and debt instruments of U.S. securities markets.
Investing in the securities of companies located in emerging market countries generally involves greater risk than investing in the securities of companies located in countries with developed markets. The Adviser  or the applicable Subadviser considers all countries of the world to be emerging market countries, except Austria, Australia, Belgium, Canada, Denmark, Finland, France, Germany, the Hong Kong Special Administrative Region (“Hong Kong”), Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK, and the United States. The People’s Republic of China (“PRC”) currently exercises sovereignty over Hong Kong; however, Hong Kong retains economic and political autonomy under the Basic Law, a “quasi-constitution” that has been in place since Hong Kong reverted to PRC sovereignty in 1997. The Basic Law is anticipated to remain in place until 2047; however, recent tensions between the Chinese government and many people in Hong Kong who perceive China as tightening control over Hong Kong's semi-autonomous liberal political, economic, legal and social framework may cause uncertainty in the Hong Kong and Chinese markets. Investments in emerging market countries may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. For instance, these countries may be more likely than developed countries to experience rapid and significant developments in their political or economic structures. Some emerging market countries restrict foreign investments, impose withholding or other taxes on foreign investments, and/or may nationalize or expropriate the assets of private companies. Therefore, a Fund may be limited in its ability to make direct or additional investments in an emerging markets country. Such restrictions also may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of a Fund. In addition, the securities markets of emerging markets countries generally are smaller, less liquid and more volatile than those of developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and less reliable settlement, registration and custodial procedures. Emerging market countries also may be subject to high inflation and rapid currency devaluations and may be heavily dependent on international trade, which can materially affect their securities markets. The risks associated with investing in a narrowly defined geographic area also generally are more pronounced with respect to investments in emerging market countries.
Any investments in foreign securities will be made in compliance with U.S. and foreign currency restrictions, tax laws, and laws limiting the amount and types of foreign investments. Pursuit of the Funds’ investment objectives will involve currencies of the United States and of foreign countries. Consequently, changes in exchange rates, currency convertibility, and repatriation requirements may favorably or adversely affect the Funds.
Forward Currency Contracts
Each Fund (except the Victory Money Market Fund, Victory 500 Index Fund, Victory  Nasdaq-100 Index Fund, and Victory Ultra Short-Term Bond Fund) may enter into forward currency contracts. A forward contract involves an agreement to purchase or sell a specific currency at a specified future date or over a specified time period at a price set at the time of the contract. Forward currency contracts seek to protect against uncertainty in the level of future foreign exchange rates. These contracts are usually traded directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged.
A Fund may enter into forward currency contracts under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security until settlement. By entering into such a contract, a Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency from the date the security is purchased or sold to the date on which payment is made or received. Second, when management of a Fund believes that the currency of a specific country may deteriorate relative to the U.S. dollar, it may enter into a forward contract to sell that currency. A Fund may not hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities held in its portfolio denominated or quoted in, or bearing a substantial correlation to, such currency.
The use of forward contracts involves certain risks. The precise matching of contract amounts and the value of securities involved generally will not be possible since the future value of such securities in currencies more than likely will change between the date the contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult, and successful execution of a short-term hedging strategy is uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment strategies. The Adviser or the applicable Subadviser believes it is important, however, to have the flexibility to enter into such contracts when it determines it is in the best interest of a Fund to do so. It is impossible to forecast what the market value of portfolio securities will be at the expiration of a contract. Accordingly, it may be necessary for a Fund to purchase additional currency (and bear the expense of such purchase) if the market value of the security is less than the amount of currency a Fund is obligated to deliver, and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of currency a Fund is obligated to deliver. A Fund is not required to enter into such transactions and will not do so unless deemed appropriate by the Adviser or the applicable Subadviser.
Although the Funds value their assets each business day in terms of U.S. dollars, they do not intend to convert their foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.
Forward contracts in which a Fund may engage include foreign exchange forwards. The consummation of a foreign exchange forward requires the actual exchange of the principal amounts of the two currencies in the contract (i.e., settlement on a physical basis). Because foreign exchange forwards are physically settled through an exchange of currencies, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. A foreign exchange forward generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and the prices at which they are selling various currencies. When a Fund enters into a foreign exchange forward, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction. A Fund may be required to obtain the currency that it must deliver under the foreign exchange forward through the sale of portfolio securities denominated in such currency or through conversion of other assets of a Fund into such currency.
Forward contracts in which a Fund may engage also include non-deliverable forwards (“NDFs”). NDFs are cash-settled, short-term forward contracts on foreign currencies (each a “Reference Currency”) that are non-convertible and that may be thinly traded or illiquid. NDFs involve an obligation to pay an amount (the “Settlement Amount”) equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate (the “NDF Rate”), with respect to an agreed notional amount. NDFs have a fixing date and a settlement (delivery) date. The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.
Although NDFs are similar to foreign exchange forwards, NDFs do not require physical delivery of the Reference Currency on the settlement date. Rather, on the settlement date, the only transfer between the counterparties is the monetary settlement amount representing the difference between the NDF Rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.
NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions, including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations. Although NDFs historically have been traded over-the-counter, in the future, pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”), they may be exchange-traded. Under such circumstances, they will be centrally cleared, and a secondary market for them will exist. With respect to NDFs that are centrally cleared, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor. Even if some NDFs remain traded OTC, they will be subject to margin requirements for uncleared swaps and counterparty risk common to other swaps.
For more information about these practices, see the “Derivatives” section.

Futures Contracts
Each Fund (except the Victory Money Market Fund) may use futures contracts to implement its investment strategy. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency, interest rate, or an index of securities, at a future time at a specified price. Opening a position by buying a contract establishes a long position, while opening a position by selling a contract establishes a short position.
The purchase of a futures contract on a security or an index of securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. A Fund initially will be required to deposit with the Trust’s custodian or the futures commission merchant (“FCM”) effecting the futures transaction an amount of “initial margin” in cash or securities, as permitted under applicable regulatory policies.
The initial margin in futures transactions is different from the margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called “maintenance or variation margin”) to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as “marking to market.” For example, when a Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and a Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when a Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and a Fund would be required to make a maintenance margin payment to the broker.
At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position that will terminate a Fund’s position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to a Fund, and a Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance seldom are made.
The risk of loss in trading futures contracts can be substantial because of the low margin deposits required and the high degree of leveraging involved in futures pricing. As a result, a relatively small price movement in a futures contract may cause an immediate and substantial loss or gain. The primary risks associated with the use of futures contracts are: (i) imperfect correlation between the change in market value of the stocks held by a Fund and the prices of futures contracts; and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures on securities, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers.
For more information about these practices, see the “Derivatives” section.
Illiquid Securities
Each Fund may invest up to 15% (except the Victory Money Market Fund, which may invest only up to 5%) of its respective net assets in securities that are illiquid. Illiquid securities generally are those securities that may not reasonably be expected to be sold or disposed of in current market conditions within seven calendar days or less without the sale or disposition significantly changing the market value of the security. Investments in illiquid securities may impair a Fund’s ability to raise cash for redemptions or other purposes.
Initial Public Offerings (“IPOs”)
Each Fund (except the Victory Money Market Fund, Victory 500 Index Fund, Victory  Nasdaq-100 Index Fund, and Victory Ultra Short-Term Bond Fund) may invest in IPOs, which subject a Fund to the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, a potentially small number of shares available for trading, and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.

Interfund Borrowing and Lending
Each Fund (except the Victory Money Market Fund) is entitled to rely on an exemptive order from the SEC allowing them to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (the “Interfund Lending Program”). Under the Interfund Lending Program, the Funds may lend or borrow money for temporary purposes directly to or from one another (an “Interfund Loan”), subject to meeting the conditions of the SEC exemptive order. All Interfund Loans will consist only of uninvested cash reserves that the lending Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.
If a Fund has outstanding bank borrowings, any Interfund Loans to the Fund would: (a) be at an interest rate equal to or lower than that of any outstanding bank borrowing, (b) be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, that event of default by the Fund will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the master interfund lending agreement, entitling the lending Fund to call the Interfund Loan immediately (and exercise all rights with respect to any collateral), and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.
A Fund may borrow on an unsecured basis through the Interfund Lending Program only if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets, provided that if the borrowing Fund has a secured loan outstanding from any other lender, including but not limited to another Fund, the lending Fund’s Interfund Loan will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a borrowing Fund’s total outstanding borrowings immediately after an Interfund Loan would be greater than 10% of its total assets, the Fund may borrow through the Interfund Lending Program only on a secured basis. A Fund may not borrow under the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets or any lower threshold provided for by the Fund’s fundamental restrictions or non-fundamental policies.
No Fund may lend to another Fund through the Interfund Lending Program if the loan would cause the lending Fund’s aggregate outstanding loans through the Interfund Lending Program to exceed 15% of its current net assets at the time of the loan. A Fund’s Interfund Loans to any one Fund shall not exceed 5% of the lending Fund’s net assets. The duration of Interfund Loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days, and for purposes of this condition, loans effected within seven days of each other will be treated as separate loan transactions. Each Interfund Loan may be called on one business day’s notice by a lending Fund and may be repaid on any day by a borrowing Fund. The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund borrowing and lending are designed to minimize the risks associated with interfund borrowing and lending for both a lending Fund and a borrowing Fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the Interfund Loan could be called on one business day’s notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan is not available from another Fund. Interfund Loans are subject to the risk that a borrowing Fund could be unable to repay the loan when due, and a delay in repayment to a lending Fund or from a borrowing Fund could result in a lost investment opportunity or additional costs. No Fund may borrow more than the amount permitted by its investment limitations. The Interfund Lending Program is subject to the oversight and periodic review of the Board.
Lending of Securities
Each Fund may lend its securities in accordance with a lending policy that has been authorized by the Board and implemented by the Adviser. Securities may be loaned only to qualified broker-dealers or other institutional investors that have been determined to be creditworthy by the Adviser. When borrowing securities from a Fund, the borrower will be required to maintain collateral with the Trust in an amount at least equal to the fair value of the borrowed securities. During the term of each loan, each Fund will be entitled to receive payments from the borrower equal to all interest and dividends paid on the securities during the term of the loan by the issuer of the securities. In addition, each Fund will invest any cash received as collateral in high-quality short-term instruments such as obligations of the U.S. government or of its agencies or instrumentalities, repurchase agreements, or shares of money market mutual funds, thereby earning additional income. Risks to a Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due; and that the value of the collateral, including collateral investments, will be less than the amount required to be returned to the borrower.
No loan of securities will be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of a Fund’s total assets. Each Fund may terminate a loan at any time.

Letters of Credit
Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper, and other short-term obligations) that the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association, or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations, and insurance companies which, in the opinion of the Manager are of comparable quality to issuers of other permitted investments of a Fund, may be used for letter of credit-backed investments.
Leveraged Loans
Each Fund (except the Victory Money Market Fund) may invest in leveraged loans, a type of bank loan. Leveraged loans are adjustable-rate bank loans made to companies rated below investment grade. The interest rates on leveraged loans are reset periodically based upon the fluctuations of a base interest rate such as the Secured Overnight Financing Rate (“SOFR”) and a “spread” above that base interest rate that represents a risk premium to the lending banks and/or other participating investors. Many bank loans bear an adjustable rate of interest; however, leveraged loans provide for a greater “spread” over the base interest rate than other bank loans because they are considered to represent a greater credit risk. Because they are perceived to represent a greater credit risk, leveraged loans possess certain attributes that are similar to high-yield securities. However, because they are often secured by collateral of the borrower, leveraged loans possess certain attributes that are similar to other bank loans.
Limitations and Risks of Options and Futures Activity
Each Fund (except the Victory Money Market Fund) may engage in both hedging and non-hedging strategies. Although effective hedging generally can capture the bulk of a desired risk adjustment, no hedge is completely effective. A Fund’s ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in the hedged asset correlate with price movements of the futures and options.
Non-hedging strategies typically involve special risks. The profitability of a Fund’s non-hedging strategies will depend on the ability of the Adviser or the applicable Subadviser to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets often are more volatile than corresponding securities markets, and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.
Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to effectively carry out its derivative strategies and might, in some cases, require the Fund to deposit cash to meet applicable margin requirements.
Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.
If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option.
Historically, advisers of registered investment companies trading commodity interests (such as futures contracts, options on futures contracts, and swaps), including the Funds, have been excluded from regulation as Commodity Pool Operators (“CPOs”) pursuant to Commodity Futures Trading Commission (“CFTC”) Regulation 4.5. In February 2012, the CFTC announced substantial amendments to the permissible exclusions, and to the conditions for reliance on the permissible exclusions, from registration as a CPO. To qualify for an exclusion under these amendments to CFTC Regulation 4.5, if a Fund uses commodity interests (such as futures contracts, options on futures contracts, and swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions, determined at the time the most recent position was established, may not exceed 5% of the Fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) or, alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). In addition, to qualify for an exclusion, a Fund must satisfy a marketing test, which requires, among other things, that a Fund not hold itself out as a vehicle for trading commodity interests. The amendments to CFTC Regulation 4.5 became effective on April 24, 2012.

The Adviser currently claims an exclusion (under CFTC Regulation 4.5) from registration as a CPO with respect to the Funds and, in its management of the Funds, intends to comply with one of the two alternative trading limitations described above and the marketing limitation. Complying with the trading limitations may restrict the Adviser’s ability to use derivatives as part of the Funds' investment strategies. Although the Adviser expects to be able to execute the Funds' investment strategies within the limitations, a Fund’s performance could be adversely affected. In addition, rules under the Dodd-Frank Act may limit the availability of certain derivatives, may make the use of derivatives by portfolios more costly, and may otherwise adversely impact the performance and value of derivatives.
For more information about these practices, see the “Derivatives” section.
Liquidity Determinations
Rule 22e-4 under the 1940 Act (the “Liquidity Rule”) requires the Funds to establish and maintain a liquidity risk management program (“LRMP”). The Liquidity Rule defines “illiquid security” as a security that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”), or securities otherwise subject to restrictions or limitations on resale under the 1933 Act shall not be deemed illiquid solely by reason of being unregistered. Victory Capital, under oversight of the Board, determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.
Loan Interests and Direct Debt Instruments (“bank loans”)
Each Fund (except the Victory Money Market Fund) may invest in loan interests and direct debt instruments, generally referred to as bank loans, which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (in the case of loans and loan participations), to suppliers of goods or services (in the case of trade claims or other receivables), or to other parties. These investments involve a risk of loss in case of the default, insolvency, or bankruptcy of the borrower.
Loans normally are not registered with the SEC or any state securities commission or listed on any securities exchange. As a result, there typically is less public information available about a specific loan than there would be if the loan were registered or traded on an exchange. Loans also may not be considered “securities,” and purchasers, such as a Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws with respect to any loans they own in the event of fraud or misrepresentation by a borrower.
A Fund may come into possession of material non-public information about a borrower as a result of its ownership of a loan or other debt instrument of such borrower. Because of prohibitions on trading in securities of issuers while possessing such information, a Fund might be unable to enter into a transaction in a publicly traded security of that borrower when it otherwise would be advantageous to do so.
Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, or are not made in a timely manner, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than unsecured loans in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may only pay a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.
Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks such as a loan foreclosure, and costs and liabilities associated with owning and disposing of the collateral. In addition, it is possible that a purchaser could be held liable as a co-lender. Direct debt instruments also may involve a risk of insolvency of the lending bank or other intermediary.
A loan often is administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower under the terms of the loan or other indebtedness. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.
For purposes of a Fund’s investment limitations, a Fund generally will treat the borrower as the “issuer” of indebtedness held by a Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a Fund and the borrower, if the participation does not shift the direct debtor-creditor relationship with the borrower to a Fund, SEC interpretations require a Fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as “issuers” for purposes of a Fund’s investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.
Loans may have extended settlement periods. Accordingly, the proceeds from the sale of a loan may not be available to make additional investments or to meet redemption obligations until potentially a substantial period after the sale of the loan. The extended trade settlement periods could force a Fund to liquidate other securities to meet redemptions and may present a risk that a Fund may incur losses in order to timely honor redemptions.
Master Demand Notes
Each Fund may invest in master demand notes, which are obligations that permit the investment of fluctuating amounts by each Fund, at varying rates of interest using direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Each Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because master demand notes are direct lending arrangements between the lender and borrower, these instruments generally will not be traded; and there generally is no secondary market for these notes, although they are redeemable (and immediately repayable by the borrower) at face value, plus accrued interest, at any time. The Adviser will invest a Fund’s assets in master demand notes only if the Board or its delegate has determined that they are of credit quality comparable to the debt securities in which the Fund generally may invest.
Master Limited Partnerships (“MLPs”)
Each Fund may invest in MLPs. MLPs are publicly traded partnerships whose interests or “units” are traded on securities exchanges like shares of corporate stock. A typical MLP consists of a general partner and limited partners; however, some MLPs are established as limited liability companies. To be treated as a partnership for federal tax purposes, an MLP generally must derive at least 90% of its gross income for each taxable year from qualifying sources, including activities such as the exploration, development, mining, production, processing, refining, transportation, storage, and certain marketing of mineral or natural resources. MLPs provide investors with strategic exposure to physical assets, which can be attractive in inflationary environments.
Investments in securities of an MLP involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, and dilution risks. Certain MLP securities may trade in lower volumes due to their smaller capitalizations, and may be subject to more abrupt or erratic price movements and lower market liquidity.
Investing in MLPs also involves certain risks related to the underlying assets of the MLPs. MLPs generally are considered interest-rate sensitive investments, and during periods of interest rate volatility, may not provide attractive returns. MLPs operate in the energy sector and may be adversely affected by fluctuations in the prices and levels of supply and demand for energy commodities. A decrease in the production or availability of energy commodities, including through their natural depletion over time, may adversely impact the financial performance of MLPs. MLPs are subject to significant federal, state, and local government regulation in virtually every aspect of their operations. Such regulation can change over time in both scope and intensity, and such changes could increase compliance costs and adversely affect the financial performance of MLPs. There is an inherent risk that MLPs and other companies operating in the energy sector may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. Natural disasters, such as hurricanes, also may impact MLPs.
MLPs also are subject to risks relating to their complex tax structure, including the risk that a change in current tax law or a change in the business of a given MLP could cause the MLP to lose its tax status as a partnership, which may reduce the value of the Fund’s investment in the MLP and lower income to a Fund. Depreciation or other cost recovery deductions passed through to a Fund from any investments in MLPs in a given year will generally reduce a Fund’s taxable income, but those deductions may be recaptured in one or more subsequent years. When recognized and distributed, recapture income will generally be taxable to Fund shareholders at the time of the distribution at ordinary income tax rates, even though those shareholders might not have held shares in the Fund at the time the deductions were taken, and even though those shareholders may not have corresponding economic gain on their shares at the time of the recapture.
Mortgage-Backed Securities
Each Fund may invest in mortgage-backed securities. Mortgage-backed securities include, but are not limited to, securities issued by the Government National Mortgage Association (“Ginnie Mae,” also known as “GNMA”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Mortgage Corporation (“Freddie Mac”). These securities represent ownership in a pool of mortgage loans. They differ from conventional bonds in that principal is paid back to the investor as payments are made on the underlying mortgages in the pool. Accordingly, a Fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor. Like other fixed-income securities, when interest rates rise, the value of mortgage-backed securities with prepayment features generally will decline. In addition, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed-income securities. The weighted average life of such securities is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.
Ginnie Mae is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Until recently, Fannie Mae and Freddie Mac were government-sponsored corporations owned entirely by private stockholders. Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the U.S. government. The value of the companies’ securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses. The U.S. Treasury historically has had the authority to purchase obligations of Fannie Mae and Freddie Mac. In addition, in 2008, due to capitalization concerns, Congress provided the U.S. Treasury with additional authority to lend Fannie Mae and Freddie Mac emergency funds and to purchase the companies’ stock, as described below. In September 2008, the U.S. Treasury and the Federal Housing Finance Agency (“FHFA”) announced that Fannie Mae and Freddie Mac had been placed in conservatorship.
Since that time, Fannie Mae and Freddie Mac have received significant capital support through U.S. Treasury preferred stock purchases and U.S. Federal Reserve (the “Fed”) purchases of their mortgage-backed securities. While the Fed’s purchases have terminated, the U.S. Treasury announced in December 2009 that it would continue its support for the entities’ capital as necessary to prevent a negative net worth. From the time Fannie Mae and Freddie Mac were placed into conservatorship through the fourth quarter of 2017, Fannie Mae and Freddie Mac required U.S. Treasury support of approximately $187.5 billion through draws under the preferred stock purchase agreements and have paid the U.S. Treasury approximately $278.8 billion in aggregate cash dividends. However, such payments do not constitute a repayment of the draws Fannie Mae and Freddie Mac received from the U.S. Treasury. In the first quarter of 2018, Fannie Mae and Freddie Mac each reported that the passage of the Tax Cuts and Jobs Act in December 2017 had resulted in a decrease in the value of their deferred tax assets. As a result, Fannie Mae and Freddie Mac reported net losses during the fourth quarter of 2017 and indicated that they would request draws from the U.S. Treasury in the amount of $3.7 billion and $0.3 billion, respectively. Accordingly, no assurance can be given that the Fed, U.S. Treasury, or FHFA initiatives will ensure that Fannie Mae or Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue. Moreover, there remains significant uncertainty as to whether (or when) Fannie Mae and Freddie Mac will emerge from conservatorship, which has no specified termination date. Fannie Mae and Freddie Mac also are the subject of several continuing class action lawsuits and investigations by federal regulators, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. The future of Fannie Mae and Freddie Mac is in question as Congress is considering several pieces of legislation that would reform Fannie Mae and Freddie Mac, which would propose to address their structure, mission, portfolio limits and guarantee fees, among other issues. The potential impact of these developments is unclear, but they could cause a Fund to lose money.
Unlike mortgage-backed securities issued or guaranteed by the U.S. government or one of the GSEs, mortgage-backed securities issued by private issuers do not have a government or GSE guarantee. Private issuers may purchase various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance, to support the timely payment of principal and interest of the underlying mortgage loans. However, there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. In addition, privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, private mortgage-backed securities may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
On June 3, 2019, under the FHFA’s “Single Security Initiative,” Fannie Mae and Freddie Mac ceased issuing their own mortgage-based securities and started issuing uniform mortgage-backed securities (“UMBS”). The Single Security Initiative seeks to align the characteristics of certain Fannie Mae and Freddie Mac mortgage-based securities and to support the overall liquidity in certain markets.

Each UMBS will have a 55-day remittance cycle and can be used as collateral in either a Fannie Mae or Freddie Mac security or held for investment. In addition, investors may be approached to convert existing mortgage-backed securities into UMBS, possibly with an inducement fee being offered to holders of Freddie Mac mortgage-backed securities. The effects that the Single Security Initiative may have on the market and other mortgage-backed securities are uncertain.
Each Fund (except the Victory Money Market Fund) also may invest in mortgage-backed securities that include collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities (“CMBSs”), stripped mortgage-backed securities (“SMBSs”), interest only commercial mortgage-backed securities (“CMBS IOs”), and mortgage dollar rolls.
CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are divided into pieces (tranches) with varying maturities. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable cash flows than regular mortgage securities, but such cash flows can be difficult to predict because of the effect of prepayments. Failure to accurately predict prepayments can adversely affect a Fund’s return on these investments. CMOs also may be less marketable than other securities.
CMBSs include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, apartments, hotels and motels, nursing homes, hospitals and senior living centers. Many of the risks of investing in CMBSs reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations. CMBSs may be less liquid and exhibit greater price volatility than other types of mortgage-backed securities.
SMBSs are derivative multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing. SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, established trading markets for these types of securities are not as developed and, accordingly, these securities may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.
CMBS IOs are similar to the SMBSs described above but are contrasted by being backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. Therefore, they generally have less prepayment risk than SMBSs, and also are less sensitive to interest rate changes. CMBS IOs are subject to default-related prepayments that may have a negative impact on yield.
In mortgage dollar roll transactions, a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. While the Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. At the time a Fund enters into a mortgage dollar roll, it designates on its books and records cash or liquid securities to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by a Fund. The mortgage dollar rolls entered into by a Fund may be used as arbitrage transactions in which the Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll. Because a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage.
Municipal Lease Obligations (“MLOs”)
Each Fund may invest in MLOs, which are installment purchase contract obligations, and certificates of participation in such obligations (collectively, “lease obligations”). Lease obligations do not constitute general obligations of a municipality for which the municipality’s taxing power is pledged, although a lease obligation is ordinarily backed by a municipality’s covenant to budget for the payments due under the lease obligation.

Certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In evaluating a potential investment in such a lease obligation, the Adviser  or the applicable Subadviser will consider: (1) the credit quality of the obligor; (2) whether the underlying property is essential to a governmental function; and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation.
Options on Futures Contracts
Each Fund (except the Victory Money Market Fund) may invest in options on futures contracts to implement its investment strategy. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.
The trading of options on futures contracts entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the futures contract or expiration date of the option approaches. In addition, a Fund utilizing options on futures contracts is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by a Fund in connection with such transactions.
For more information about these practices, see the “Derivatives” section.
Options on Securities and Securities Indexes
Each Fund (except the Victory Money Market Fund) may purchase and sell options on securities or securities indexes to implement its investment strategy. There are two basic types of options: “puts” and “calls.” Each type of option can be used to establish either a long or a short position, depending upon whether a Fund is the purchaser or a writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying asset at the exercise price during the option period.
Purchased options have limited risk equal to the amount of the premium paid for the option. Such options afford the opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.
The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is, when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that a Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.
The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.
Among the options that a Fund may purchase or sell are options on a securities index. In general, options on an index of securities are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities, or futures contracts, a Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.
A securities index assigns relative values to the securities included in the index, and the index options are based on a broad market index. In connection with the use of such options, a Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.

Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indexes, commodities indexes, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.
Inflation-protected securities, for example, can be indexed to a measure of inflation, such as the Consumer Price Index (“CPI”).
Commodity-indexed securities, for example, can be indexed to a commodities index such as the Dow Jones-UBS Commodity Index Total Return.
The performance of indexed securities depends to a great extent on the performance of the security, currency, commodity, or other instrument or measure to which they are indexed, and also may be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments or measures. Indexed securities also are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, the U.S. Treasury, and certain other U.S. government agencies. In calculating a Fund’s dividends, index-based adjustments may be considered income.
For more information about these practices, see the “Derivatives” section.
Periodic Auction Reset Bonds
Each Fund (except the Victory Money Market Fund) may invest in periodic auction reset bonds. Periodic auction reset bonds are bonds whose interest rates are reset periodically through an auction mechanism. Periodic auction reset bonds, similar to short-term debt instruments, generally are subject to less interest rate risk than long-term fixed rate debt instruments because the interest rate will be periodically reset in a market auction. Periodic auction reset bonds with a long remaining stated maturity (i.e., 10 years or more), however, could have greater market risk than fixed short-term debt instruments, arising from the possibility of auction failure or insufficient demand at an auction, resulting in greater price volatility of such instruments compared to fixed short-term bonds.
Preferred Stocks
Each Fund (except the Victory Money Market Fund, Victory 500 Index Fund, Victory  Nasdaq-100 Index Fund, and Victory Ultra Short-Term Bond Fund) may invest in preferred stocks, which represent a class of capital stock. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. Preferred stockholders do not ordinarily enjoy any of the voting rights of common stockholders. Most preferred stock is cumulative, meaning that if dividends are passed (not paid for any reason), they accumulate and must be paid before common dividends. Typically, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. However, an adjustable-rate preferred stock pays a dividend that is adjustable, usually quarterly, based on changes in the U.S. Treasury bill rate or other money market rates. A convertible preferred stock is exchangeable for a given number of common shares and thus tends to be more volatile than nonconvertible preferred, which behaves more like a fixed-income bond. The main benefit to owning preferred stock is that the investor has a greater claim on the company’s assets than common stockholders. Preferred stockholders always receive their dividends, and in the event the company goes bankrupt are paid off before common stockholders. Each Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.
Private Investments in Public Companies
A Fund may acquire common stock or a security convertible into common stock, such as a warrant or convertible preferred stock, directly from an issuer seeking to raise capital in a private placement pursuant to Regulation D under the 1933 Act. These transactions are commonly referred to as a private placement in a publicly held company, or “PIPE” (i.e., Private Investment in Public Equity). The issuer’s common stock usually is publicly traded on a U.S. securities exchange or in the OTC market, but the securities acquired will be subject to restrictions on resale imposed by U.S. securities laws absent an effective registration statement. In recognition of the illiquid nature of the securities being acquired, the purchase price paid in a PIPE transaction (or the conversion price of the convertible securities being acquired) typically will be fixed at a discount to the prevailing market price of the issuer’s common stock at the time of the transaction. As part of a PIPE transaction, the issuer usually will be contractually obligated to seek to register within an agreed upon period of time for public resale under the U.S. securities laws, the common stock, or the shares of common stock issuable upon conversion of the convertible securities. If the issuer fails to so register the shares within that period, the buyer may be entitled to additional consideration from the issuer (e.g., warrants to acquire additional shares of common stock), but the buyer may not be able to sell its shares unless and until the registration process is successfully completed. Thus, PIPE transactions present certain risks not associated with open market purchases of equities.
Among the risks associated with PIPE transactions is the risk that the issuer may be unable to register the shares for public resale in a timely manner or at all, in which case the shares may be sold only in a privately negotiated transaction, typically at a price less than that paid, assuming a suitable buyer can be found. Disposing of the securities may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible. Even if the shares are registered for public resale, the market for the issuer’s securities may nevertheless be “thin” or illiquid, making the sale of securities at desired prices or in desired quantities difficult or impossible.
While private placements may offer attractive opportunities not otherwise available in the open market, the securities purchased are usually “restricted securities” or are “not readily marketable.” Restricted securities cannot be sold without being registered under the 1933 Act, unless they are sold pursuant to an exemption from registration (such as Rules 144 or 144A under the 1933 Act). Securities that are not readily marketable are subject to other legal or contractual restrictions on resale.
Put Bonds
Each Fund may invest in securities (including securities with variable interest rates), the interest on which is excludable from gross income for federal income tax purposes (“tax-exempt securities”), that may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities normally will trade as if maturity is the earliest put date, even though stated maturity is longer. Under a Fund’s portfolio allocation procedure, maturity for put bonds is deemed to be the date on which the put becomes exercisable.
Real Estate Investment Trusts (“REITs”)
Because each Fund (except the Victory Short-Term Bond Fund, Victory Core Plus Intermediate Bond Fund, and Victory Money Market Fund) may invest a portion of its assets in equity securities of REITs, these Funds also may be subject to certain risks associated with direct investments in real estate, including the cyclical nature of real estate values, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, environmental risks, and increases in interest rates and other real estate capital market influences.
In addition, each Fund (except the Victory Money Market Fund) may invest a portion of its assets in the debt and preferred securities of REITs and, therefore, may be subject to certain other risks, such as credit risk, associated with investment in these securities. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Furthermore, REITs depend upon the specialized management skills of their managers and may have limited geographic diversification, thereby subjecting them to risks inherent in financing a limited number of projects. REITs generally depend on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. A shareholder in a Fund that invests in REITs will bear not only its proportionate share of the expenses of the Fund, but also will bear, indirectly, the management expenses of the underlying REITs.
Recent Market Conditions and Regulatory Developments
Both U.S. and international markets have experienced significant volatility in recent years. As a result of such volatility, investment returns may fluctuate significantly. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be diminishing or changing, which may impact such economies and markets in ways that cannot be foreseen at this time.
Some countries, including the United States, have adopted more protectionist trade policies, which is a trend that appears to be continuing globally. Slowing global economic growth, the rise in protectionist trade policies, inflationary pressures, changes to some major international trade agreements, risks associated with the trade agreement between countries and regions, including the United States and other foreign nations, political, or economic dysfunction within some countries or regions, including the United States, and dramatic changes in consumer sentiment and commodity and currency prices could affect the economies and markets of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time and may create significant volatility in the markets. In addition, these policies, including the impact on the U.S. dollar, may decrease foreign demand for U.S. assets, which could have a negative impact on certain issuers and/or industries.
Although interest rates were unusually low in recent years in the United States and abroad, in 2022, the U.S. Federal Reserve (“Fed”) and certain foreign central banks raised interest rates as part of their efforts to address rising inflation. The Fed and certain foreign central banks have started to lower interest rates, though economic or other factors, such as inflation, could stop such changes. It is difficult to accurately predict the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or again reverse course. Additionally, various economic and political factors could cause the Fed or other foreign central banks to change their approach in the future and such actions may result in an economic slowdown both in the United States and abroad. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market. Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, reduce liquidity across various markets or decrease confidence in the markets. Also, regulators have expressed concern that changes in interest rates may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. Historical patterns of correlation among asset classes may break down in unanticipated ways during times of high volatility, disrupting investment programs and potentially causing losses.
Regulators in the United States adopted a number of changes to regulations involving the markets and issuers, some of which implicate the Fund. The full effect of various newly adopted regulations is not currently known. Due to the scope of regulations being adopted, certain of these changes to regulation could limit a Fund’s ability to pursue its investment strategies or make certain investments, may make it more costly for it to operate, or adversely impact its performance. Additionally, it is possible that recently adopted regulations could be further revised or rescinded, which creates material uncertainty on their impact to a Fund.
Advancements in technology, including advanced development and increased regulation of artificial intelligence, may adversely impact market movements and liquidity. As artificial intelligence is used more widely, the profitability and growth of certain issuers and industries may be negatively impacted in ways that cannot be foreseen and could adversely impact performance.
Tensions, war, or open conflict between nations, such as between Russia and Ukraine, in the Middle East, or in eastern Asia could affect the economies of many nations, including the United States. The duration of ongoing hostilities and any sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of a Fund and its investments or operations could be negatively impacted.
Certain illnesses spread rapidly and have the potential to significantly and adversely affect the global economy. The impact of epidemics and/or pandemics that may arise in the future could negatively affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time and could last for an extended period of time.
High public debt in the United States and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory, and diplomatic events within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.
China’s economy, which had been sustained through debt-financed spending on housing and infrastructure, appears to be experiencing a significant slowdown and growing at a lower rate than prior years. While the Chinese government appears to be taking measures to address these issues, due to the size of China’s economy, the resolution of these issues could impact a number of other countries.
Global climate change can have potential effects on property and security values. Certain issuers, industries, and regions may be adversely affected by the impact of climate change in ways that cannot be foreseen. The impact of legislation, regulation, and international accords related to climate change, including any direct or indirect consequences that may not be foreseen, may negatively impact certain issuers, industries, and regions.
A rise in sea levels, a change in weather patterns, including an increase in powerful storms and large wildfires, and/or a climate-driven increase in flooding could cause properties to lose value or become unmarketable altogether. Unlike previous declines in the real estate market, properties in affected zones may not ever recover their value. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change.
Losses related to climate change could adversely affect corporate issuers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax or other revenues, and tourist dollars generated by affected properties, and insurers of the property and/or of corporate, municipal, or mortgage-backed securities. Since property and security values are driven largely by buyers’ perceptions, it is difficult to know the time period over which these market effects might unfold.
Reference Rate Transition Risk
The London Interbank Offered Rate (“LIBOR”) had historically been the principal floating rate benchmark in the financial markets. However, LIBOR has been discontinued as a floating rate benchmark, although certain synthetic U.S. dollar LIBOR tenors were published through September 30, 2024, for certain legacy contracts. Then-existing LIBOR obligations have been transitioned or will transition to another benchmark, depending on the LIBOR currency and tenor. For some existing LIBOR-based obligations, the contractual consequences of the discontinuation of LIBOR may not be clear.
As an alternative to LIBOR, the market has generally coalesced around the use of the Secured Overnight Financing Rate (“SOFR”) as a replacement for U.S. dollar LIBOR. Various SOFR-based rates, including SOFR-based term rates, and various non-SOFR-based rates have developed in response to the discontinuation of U.S. dollar LIBOR, which may create various risks for the Fund and the financial markets more generally. There are non-LIBOR forward-looking floating rates that are not based on SOFR and that may be considered by participants in the financial markets as LIBOR alternatives. Unlike forward-looking SOFR-based term rates, such rates are intended reflect a bank credit spread component.
Non-LIBOR floating rate obligations, including obligations based on the SOFR, may have returns and values that fluctuate more than those of floating rate debt obligations that are based on LIBOR or other rates. Also, because SOFR and some alternative floating rates are relatively new market indexes, markets for certain non-LIBOR obligations may never develop or may not be liquid. Market terms for non-LIBOR floating rate obligations, such as the spread over the index reflected in interest rate provisions, may evolve over time, and prices of non-LIBOR floating rate obligations may be different depending on when they are issued and changing views about correct spread levels.
It is not clear how replacement rates for LIBOR–including SOFR-based rates and non-SOFR-based rates–will continue to develop and to what extent they will be used. There is no assurance that these replacement rates will be suitable substitutes for LIBOR, and thus the substitution of such rates for LIBOR could have an adverse effect on the Funds and the financial markets more generally. Concerns about market depth and stability could affect the development of non-SOFR-based term rates, and such rates may create various risks, which may or may not be similar to the risks relating to SOFR.
Repurchase Agreements
Each Fund may invest in repurchase agreements, which are collateralized by underlying securities. The Victory Money Market Fund may invest in repurchase agreements that are collateralized by cash items or obligations issued or guaranteed as to both principal and interest by the U.S. government, its agencies, or instrumentalities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the purchased security. A Fund maintains custody of the underlying securities prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by the underlying securities. In these transactions, the securities purchased by a Fund will be those in which it is authorized to invest and that have a total value in excess of the amount of the repurchase obligation. If the seller defaults and the value of the underlying security declines, a Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. The Funds will invest in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser. The Victory Extended Market Index Fund may not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days together with all other illiquid securities.
Section 4(a)(2) Commercial Paper and Rule 144A Securities
Each Fund may invest in commercial paper issued in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the 1933 Act (“Section 4(a)(2) Commercial Paper”). Section 4(a)(2) Commercial Paper is restricted as to disposition under the federal securities laws; therefore, any resale of Section 4(a)(2) Commercial Paper must be effected in a transaction exempt from registration under the 1933 Act. Section 4(a)(2) Commercial Paper normally is resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(a)(2) Commercial Paper, thus providing liquidity.
Each Fund also may purchase restricted securities eligible for resale to “qualified institutional buyers” pursuant to Rule 144A under the 1933 Act (“Rule 144A Securities”). Rule 144A provides a non-exclusive safe harbor from the registration requirements of the 1933 Act for resales of certain securities to institutional investors.
However, investing in Rule 144A securities and Section 4(a)(2) Commercial Paper could have the effect of increasing the level of a Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.
Securities of Other Investment Companies
Each Fund may invest in securities issued by other investment companies that qualify as “money market funds” under applicable SEC rules. Any such investment would be made in accordance with the Fund’s investment policies and applicable law. In addition, each Fund (except the Victory Money Market Fund) may invest in securities issued by other non-money market investment companies (including ETFs). As a shareholder of another investment company, a Fund would indirectly bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears in connection with its own operations. The Funds may invest in securities issued by other investment companies subject to statutory limitations prescribed by the 1940 Act. Certain exceptions to these limitations are provided by the 1940 Act and the rules and regulations thereunder. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such instruments at the investment company level may be reduced by the operating expenses and fees of such investment companies, including advisory fees.
The SEC has adopted certain regulatory changes and taken other actions related to the ability of an investment company to invest in the securities of another investment company. These changes included, among other things, the rescission of certain SEC exemptive orders permitting investments in excess of the statutory limits, the withdrawal of certain related SEC staff no-action letters, and the adoption of Rule 12d1-4 under the 1940 Act. Rule 12d1-4 permits a portfolio to invest in other investment companies beyond the statutory limits, subject to certain conditions.
Securities of Smaller Companies
The Victory Extended Market Index Fund invests in smaller companies, which can involve greater risk than is customarily associated with funds that invest in more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. These companies may have limited product lines, markets, or financial resources, or they may be dependent on a limited management group.
While the issuers in which the Fund will primarily invest may offer greater opportunities for capital appreciation than larger cap issuers, investments in smaller companies may involve greater risks and thus may be considered speculative.
To some extent, the securities in which the Fund invests will often be traded only in the over-the-counter (“OTC”) market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by the Fund of portfolio securities, to meet redemptions or otherwise, may require the Fund to sell these securities at a discount from market prices or during periods when in management’s judgment such disposition is not desirable or to make many small sales over a lengthy period of time.
Small companies generally are little known to most individual investors although some may be dominant in their respective industries. Management of the Fund believes that relatively small companies will continue to have the opportunity to develop into significant business enterprises. The Fund may invest in securities of small issuers in the relatively early stages of business development which have a new technology, a unique or proprietary product or service, or a favorable market position. Such companies may not be counted upon to develop into major industrial companies, but management believes that eventual recognition of their special value characteristics by the investment community can provide above-average long-term growth to the portfolio.
Equity securities of specific small-cap issuers may present different opportunities for long-term capital appreciation during varying portions of economic or securities markets cycles, as well as during varying stages of their business development. The market valuation of small-cap issuers tends to fluctuate during economic or market cycles, presenting attractive investment opportunities at various points during these cycles.
Smaller companies, due to the size and kinds of markets that they serve, may be less susceptible than large companies to intervention from the Federal government by means of price controls, regulations, or litigation.
Short Sales
The Victory Global Managed Volatility Fund may invest their assets in short sales. When a Fund takes a long position, it purchases a stock outright. When the Fund takes a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline. To complete, or close out, the short sale transaction, the Fund buys the same stock in the market and returns it to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest, which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. The Fund makes money when the market price of the borrowed stock goes down and the Fund is able to replace it for less than it earned by selling it short. Alternatively, if the price of the stock goes up after the short sale and before the short position is closed, the Fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short.
The Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that the borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, a “short squeeze” can occur. A short squeeze occurs when demand is greater than supply for the stock sold short. A short squeeze makes it more likely that the Fund will have to cover its short sale at an unfavorable price. If that happens, the Fund will lose some or all the potential profit from, or even incur a loss as a result of, the short sale. The Fund believes that short sale obligations that are covered by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at exercise price that covers the obligation), are not subject to the Fund’s borrowing restrictions. The Fund also is required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.
Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the Fund must pay to a lender of the security. In addition, because the Fund’s loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, the Fund’s loss on a long position arises from decreases in the value of the security held by the Fund and therefore is limited by the fact that a security’s value cannot drop below zero.
The use of short sales, in effect, leverages the Fund’s portfolio, which could increase the Fund’s exposure to the market, magnify losses, and increase the volatility of returns.
Although the Fund’s share price may increase if the securities in its long portfolio increase in value more than the securities underlying its short positions, the Fund’s share price may decrease if the securities underlying its short positions increase in value more than the securities in its long portfolio.
Short-Term Instruments
When a Fund experiences large cash inflows, for example, through the sale of securities, and desirable securities that are consistent with the Fund’s investment objective(s) are unavailable in sufficient quantities or at attractive prices, the Fund may hold short-term investments (or shares of money market mutual funds) for a limited time at the discretion of the Adviser (or Subadviser, as applicable). Short-term instruments consist of foreign and domestic: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements.
Special Purpose Acquisition Companies
A Fund may invest in stock, warrants and other securities of special purpose acquisition companies (“SPACs”). A SPAC typically is a publicly traded company that raises funds through an initial public offering (“IPO”) for the purpose of acquiring or merging with another company to be identified subsequent to the SPAC’s IPO. If a Fund purchases shares of a SPAC in an IPO it generally will bear a sales commission, which may be significant. The securities of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. Unless and until a transaction is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market funds and similar investments whose returns or yields may be significantly lower than those of a Fund’s other investments. If an acquisition or merger that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the SPAC’s shareholders, less certain permitted expenses, and any rights or warrants issued by the SPAC will expire worthless.
Because SPACs and similar entities are in essence “blank check” companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. An investment in a SPAC is subject to a variety of risks, including that (1) a portion of the monies raised by the SPAC for the purpose of effecting an acquisition or merger may be expended prior to the transaction for payment of taxes and other expenses; (2) a Fund generally will not receive significant income from its investments in SPACs (both prior to and after any acquisition or merger) and, therefore, the Fund’s investments in SPACs will not significantly contribute to the Fund’s distributions to shareholders; (3) an attractive acquisition or merger target may not be identified at all or a proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders and/or antitrust and securities regulators; (4) the warrants or other rights with respect to the SPAC held by a Fund may expire worthless or may be redeemed by the SPAC at an unfavorable price; (5) the Fund may be subject to opportunity costs to the extent that alternative investments would have produced higher returns; (6) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (7) while a SPAC is seeking a transaction target, its stock may be thinly traded and/or illiquid and there can be no assurance that a market will develop, leaving a Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest’s intrinsic value; (8) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; and (9) the values of investments in SPACs may be highly volatile and may depreciate significantly over time. The proceeds of a SPAC IPO that are placed in trust are subject to risks, including the risk of insolvency of the custodian of the funds, fraud by the trustee, interest rate risk and credit and liquidity risk relating to the securities and money market funds in which the proceeds are invested.

Swap Arrangements
Each Fund (except the Victory Money Market Fund) may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indexes, including purchase of caps, floors and collars as described below. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.
In an interest rate swap a Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay a Fund a fixed rate of interest on the notional principal amount. In a currency swap a Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, a Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indexes. The purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount, whereas the purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines buying a cap and selling a floor.
Most swaps entered into by a Fund will be on a net basis. For example, in an interest rate swap, amounts generated by application of the fixed rate and floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, a Fund will set up a segregated custodial account to hold liquid assets, including cash. For swaps entered into on a net basis, assets will be segregated having an NAV equal to any excess of a Fund’s accrued obligations over the accrued obligations of the other party; for swaps on other than a net basis, assets will be segregated having a value equal to the total amount of a Fund’s obligations. Collateral is treated as illiquid.
Swap agreements historically have been individually negotiated, and most swap arrangements are currently traded over-the-counter. Certain standardized swaps currently are, and more in the future will be, centrally cleared and traded on either a swap execution facility or a designated contract market. Cleared swaps are transmitted through FCMs that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant's swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. For example, swaps that are centrally cleared are subject to the creditworthiness of the clearing organization involved in the transaction. An investor could lose margin payments it has deposited with its FCM as well as the net amount of gains not yet paid by the clearing organization if the clearing organization becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor. In addition, depending on the size of a portfolio and other factors, the margin required under the rules of a clearinghouse and by a clearing member FCM may be in excess of the collateral required to be posted by a portfolio to support its obligations under a similar uncleared swap. It is expected, however, that regulators will adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could reduce the distinction.
These swap arrangements will be made primarily for hedging purposes to preserve the return on an investment or on a portion of a Fund’s portfolio. However, a Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by applicable law. In entering into a swap arrangement, a Fund is dependent upon the creditworthiness and good faith of the counterparty. A Fund will attempt to reduce the risk of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation and in some cases transacting in swaps that are centrally cleared and exchange-traded. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and generally will not be centrally cleared or traded on an exchange and, accordingly, they are less liquid than traditional swap transactions.
A Fund may enter into interest rate swaps, the use of which is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser  or the applicable Subadviser is incorrect in its forecasts of market values, interest rates, or other applicable factors, the investment performance of a Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Adviser  or the applicable Subadviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.
Each Fund may enter into credit default swap (“CDS”) contracts for investment purposes. The Funds also may invest in credit default swap indexes, which are portfolios of credit default swaps with similar characteristics. If a Fund is a seller of a CDS contract, a Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would keep the stream of payments and would have no payment obligations. As the seller, a Fund would be subject to investment exposure on the notional amount of the swap. As the seller, a Fund also is not required to remain in the CDS contract until default or maturity and could terminate the contract and incur a realized gain or loss.
Each Fund also may purchase CDS contracts in order to hedge against the risk of default of debt securities it holds, in which case a Fund would function as the counterparty referenced above. This would involve the risk that the swap may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It also would involve credit risk; the seller may fail to satisfy its payment obligations to a Fund in the event of a default. As the buyer, a Fund is not required to remain in the CDS contract until default or maturity and could terminate the contract and incur a realized gain or loss.
The regulation of the U.S. and non-U.S. swaps markets has undergone substantial change in recent years. Although the CFTC released final rules relating to clearing, reporting, recordkeeping and registration requirements under the Dodd-Frank Act, many of the provisions of the Dodd-Frank Act are subject to further final rule making or phase-in periods, and thus their ultimate impact remains unclear. New regulations could, among other things, restrict a Fund's ability to engage in swap transactions (for example, by making certain types of swaps no longer available to a Fund) and/or increase the costs of such swap transactions (for example, by increasing margin or capital requirements), and an Underlying Fund might be unable to fully execute its investment strategies as a result. Limits or restrictions applicable to the counterparties with which a Fund engages in swaps also could prevent a Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investment.
Regulations adopted by the CFTC, SEC and banking regulators may require a Fund to post margin on OTC swaps, and exchanges will set minimum margin requirements for exchange-traded and cleared swaps. The prudential regulators issued final rules that will require banks subject to their supervision to exchange variation and initial margin in respect of their obligations arising under OTC swap agreements. The CFTC adopted similar rules that apply to CFTC-registered swap dealers that are not banks. Such rules generally require a Fund to segregate additional assets in order to meet the new variation and initial margin requirements when they enter into OTC swap agreements. The European Supervisory Authorities (“ESA”), various national regulators in Europe, the Australian Securities & Investment Commission, the Japanese Financial Services Agency and the Canadian Office of the Superintendent of Financial Institutions adopted rules and regulations that are similar to that of the Federal Reserve. The variation margin requirements are now effective and the initial margin requirements are being phased-in through 2022 based on average daily aggregate notional amount of covered swaps between swap dealers and swap entities. Due to these regulations, a Fund could be required to engage in greater documentation and recordkeeping with respect to swap agreements.
Separately, on December 8, 2020, the CFTC adopted regulations allowing investment advisers for registered investment companies and other institutional investors to apply a minimum transfer amount (“MTA”) of variation margin based upon the separately managed investment account or sleeve (“Sleeve”) that the adviser is responsible for, rather than having to calculate the MTA across all accounts of the investor. An investment manager must abide by the following conditions: (1) any such swaps are entered into with the swap dealer by an asset manager on behalf of a Sleeve owned by the legal entity pursuant to authority granted under an investment management agreement; (2) the swaps of such Sleeve are subject to a master netting agreement that does not permit netting of initial or variation margin obligations across Sleeves of the legal entity that have swaps outstanding with the swap dealer; and (3) the swap dealer applies an MTA no greater than $50,000 to the initial and variation margin collection and posting obligations required of such Sleeve. As of the date of this SAI, the banking regulators have not provided similar relief, although swaps dealers subject to a banking regulator are expected to act in a manner consistent with the relief provided by the CFTC.
Regulations adopted by the prudential regulators require certain banks to include in a range of financial contracts, including swap agreements, terms delaying or restricting default, termination and other rights in the event that the bank and/or its affiliates become subject to certain types of resolution or insolvency proceedings. The regulations could limit a Fund's ability to exercise a range of cross-default rights if its counterparty, or an affiliate of the counterparty, is subject to bankruptcy or similar proceedings. Such regulations could further negatively impact a Fund’s use of swaps.
Swap agreements can take many different forms and are known by a variety of names including, but not limited to, interest rate swaps, mortgage swaps, total return swaps, inflation swaps, asset swaps (where parties exchange assets, typically a debt security), currency swaps, equity swaps, credit default swaps, commodity-linked swaps, and contracts for differences. Each Fund also may write (sell) and purchase options on swaps (swaptions).
For more information about these practices, see the “Derivatives” section.
Synthetic Instruments
Each Fund may invest in tender option bonds, bond receipts, and similar synthetic municipal instruments. A synthetic instrument is a security created by combining an intermediate or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice. This right to sell is commonly referred to as a tender option. Usually, the tender option is backed by a conditional guarantee or letter of credit from a bank or other financial institution. Under its terms, the guarantee may expire if the municipality defaults on payments of interest or principal on the underlying bond, if the credit rating of the municipality is downgraded, or interest on the underlying bond ceases to be excludable from gross income for federal income tax purposes. The recent economic downturn and budgetary constraints have made municipal securities more susceptible to downgrade, default, and bankruptcy. Synthetic instruments involve structural risks that could adversely affect the value of the instrument or could result in a Fund’s holding an instrument for a longer period of time than originally anticipated. For example, because of the structure of a synthetic instrument, there is a risk that a Fund will not be able to exercise its tender option.
Tax-Exempt Securities
Each Fund may purchase tax-exempt securities, which include general obligation bonds, which are secured by the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest; revenue bonds, which are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from the general taxing power; and certain types of industrial development bonds issued by or on behalf of public authorities to obtain funds for privately operated facilities, provided that the interest paid on such securities qualifies as exempt from federal income taxes.
Temporary Defensive Policy
Each Fund may, on a temporary basis because of market, economic, political, or other conditions, invest up to 100% of its assets in investment-grade, short-term debt instruments. Such securities may consist of obligations of the U.S. government, its agencies or instrumentalities, and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus, and undivided profits in excess of $100 million; bankers' acceptances of similar banks; commercial paper; and other corporate debt obligations.
Treasury Inflation-Indexed Securities
Each Fund may invest in treasury inflation-indexed securities (also referred to as “treasury inflation-protected securities” or “TIPS”), which are U.S. Treasury securities that have been designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. Their principal value periodically adjusts to take into account the rate of inflation. They trade at prevailing real, or after inflation, interest rates. The U.S. Treasury guarantees repayment of at least the face value of these securities in the event of sustained deflation or a drop in prices.
While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. If inflation is lower than expected while a Fund holds TIPS, the Fund may earn less on the TIPS than it would on conventional Treasury bonds.
U.S. Government Obligations
Each Fund may invest in various types of U.S. government obligations. U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government and supported by the full faith and credit of the U.S. Treasury. U.S. government obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. Treasury Notes have maturities of two, three, five, seven, or 10 years, and pay interest semi-annually. Treasury Bonds are issued with a 20- or 30-year term and pay interest semi-annually. U.S. government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises (“GSEs”). Some obligations of such agencies or instrumentalities of the U.S. government are supported by the full faith and credit of the United States or U.S. Treasury guarantees. Others are supported by the right of the issuer or guarantor to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality or only by the credit of the agency or instrumentality issuing the obligation.
In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including GSEs) where it is not obligated to do so. In addition, U.S. government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Variable-Rate and Floating-Rate Securities
Each Fund may invest in variable-rate and floating-rate securities, which bear interest at rates that are adjusted periodically to market rates. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by a Fund depending on the proportion of such securities held. Because the interest rates of variable-rate and floating-rate securities are periodically adjusted to reflect current market rates, the market value of the variable-rate and floating-rate securities is less affected by changes in prevailing interest rates than the market value of securities with fixed interest rates. The market value of variable-rate and floating-rate securities usually tends toward par (100% of face value) at interest rate adjustment time.
Similar to fixed-rate debt instruments, variable- and floating-rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. In addition, variable- and floating-rate securities are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so and these securities may be unsecured. If borrowers do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under bankruptcy laws, these laws may limit a Fund’s rights to its collateral. In the event of a bankruptcy, the holder of a variable- or floating-rate loan may not recover its principal, may experience a long delay in recovering its investment, and may not receive interest during the delay.
Variable-Rate Demand Notes (“VRDNs”)
Each Fund may invest in VRDNs, which are securities that provide the right to sell the security at face value on either that day or within a rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to a rate that reflects current market conditions. The effective maturity for these instruments is deemed to be less than 397 days in accordance with detailed SEC regulatory requirements. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by a Fund depending on the proportion of such securities held. VRDNs are tax-exempt securities.
Warrants
To the extent that such investments are consistent with its investment objective, each Fund may invest in warrants. However, with respect to the Victory 500 Index Fund and the Victory Nasdaq-100 Index Fund, each Fund may invest up to 5% of its net assets in warrants. Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. Each Fund may only purchase warrants on securities in which the Fund may invest directly.
When-Issued and Delayed-Delivery Securities
Each Fund may invest in debt securities offered on a when-issued or delayed-delivery basis or for delayed draws on loans; that is, delivery of and payment for the securities take place after the date of the commitment to purchase, normally within 35 days. Securities that require more than 35 days to settle are considered a senior security and subject to Rule 18f-4. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A Fund receives a commitment fee for delayed draws on loans. A Fund may sell these securities before the settlement date.
Debt securities purchased on a when-issued or delayed-delivery basis are subject to changes in value in the same way as other debt securities held in the Fund's portfolios; that is, both generally experience appreciation when interest rates decline and depreciation when interest rates rise. The value of such securities also will be affected by the public’s perception of the creditworthiness of the issuer and anticipated changes in the level of interest rates. Purchasing securities on a when-issued or delayed-delivery basis involves a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself.
On the settlement date of the when-issued or delayed-delivery securities or for delayed draws on loans, a Fund will meet its obligations from then-available cash, sale of other securities, or from sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Fund’s payment obligations). The availability of liquid assets for this purpose to honor requests for redemption, and otherwise to manage its investment portfolio will limit the extent to which the Fund may purchase when-issued and delayed delivery securities. A Fund may realize a capital gain or loss in connection with such transactions.
For more information about these practices, see the “Derivatives” section.

Zero Coupon Bonds
Each Fund may invest in zero coupon bonds. A zero coupon bond is a security that is sold at a discount from its face value (original issue discount), makes no periodic interest payments, and is redeemed at face value when it matures. The lump sum payment at maturity increases the price volatility of the zero coupon bond in response to changes in interest rates when compared to a bond that distributes a semiannual coupon payment. In calculating its income, a Fund accrues the daily amortization of the original issue discount.
The following is provided as additional information with respect to the Victory Extended Market Index Fund, the Victory 500 Index Fund, and the Victory Nasdaq-100 Index Fund.
Index Futures Contracts
Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument, commodity, or index at a fixed time and place in the future. U.S. futures contracts have been designed by exchanges that have been designated “contracts markets” by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchanges and clear through their clearing corporations. Each Fund may enter into contracts for the purchase or sale for future delivery of their Index.
At the same time a futures contract on the Index is entered into, a Fund must allocate cash or securities as a deposit payment (initial margin). Daily thereafter, the futures contract is valued and the payment of “variation margin” may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract’s value.
Although futures contracts (other than those that settle in cash) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offset before the date of the contract without having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in the identical futures contract on a commodities exchange on which the futures contract was entered into (or a linked exchange). Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset, or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Fund will incur brokerage fees when it purchases or sells futures contracts.
The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price trends may still not result in a successful transaction.
In addition, futures contracts entail risks. Investments in futures contracts may cause a Fund to realize gains and losses for federal income tax purposes that would not otherwise be realized if the Fund invested directly in the underlying securities. As a result, this investment technique may accelerate the timing of taxable distributions.
Options on Index Futures Contracts
Each Fund may purchase and write options on futures contracts with respect to their Indexes. The purchase of a call option on an index futures contract is similar in some respects to the purchase of a call option on such an index. For example, when a Fund is not fully invested it may purchase a call option on an index futures contract to hedge against a market advance.
The writing of a call option on a futures contract with respect to an Index may constitute a partial offset against declining prices of the underlying securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium that provides a partial offset against any decline which may have occurred in the Fund’s holdings. The writing of a put option on an index futures contract may constitute a partial offset against increasing prices of the underlying securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option premium, which provides a partial offset against any increase in the price of securities that the Fund intends to purchase. If a put or call option a Fund has written is exercised, the Fund will incur a loss that will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a Fund’s losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a put option on a futures contract with respect to an Index is similar in some respects to the purchase of protective put options on the Index. For example, a Fund may purchase a put option on an index futures contract to hedge against the risk of lowering securities values.
The amount of risk a Fund assumes when it purchases an option on a futures contract with respect to an Index is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. The amount of risk the Fund assumes when it writes an option on a futures contract with respect to an Index is theoretically unlimited, but it is reduced by the amount of the premium received for the option less related transaction costs.
Options on Securities Indexes
Each Fund may write (“sell”) covered call and put options to a limited extent on its Index (“covered options”) in an attempt to increase income. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the Index. The Fund may forgo the benefits of appreciation on the Index or may pay more than the market price of the Index pursuant to call and put options written by the Fund.
By writing a covered call option, a Fund forgoes, in exchange for the premium less the commission (“net premium”), the opportunity to profit during the option period from an increase in the market value of the Index above the exercise price. By writing a covered put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the Index below the exercise price.
Each Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written.
When a Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund’s Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and ask prices. If an option expires on its stipulated expiration date or if a Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be segregated on the books of the custodian for a Fund.
Each Fund may purchase call and put options on its Index. A Fund would normally purchase a call option in anticipation of an increase in the market value of the Index. The purchase of a call option would entitle a Fund, in exchange for the premium paid, to purchase the underlying securities at a specified price during the option period. A Fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.
A Fund would normally purchase put options in anticipation of a decline in the market value of its Index (protective puts). The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell, the underlying securities at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Index. A Fund would ordinarily recognize a gain if the value of the Index decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the Index remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the Index.
Each Fund has adopted certain other non-fundamental policies concerning index option transactions which are discussed below. Each Fund’s activities in index options also may be restricted by the requirements of the Internal Revenue Code of 1986, as amended, for qualification as a regulated investment company.
The hours of trading for options on an Index may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.
Because options on securities indexes require settlement in cash, a Fund may be forced to liquidate portfolio securities to meet settlement obligations.

Obligations of Foreign Governments, Banks, and Corporations
Each Fund may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by its Manager to be of comparable quality to the other obligations in which that Fund may invest. To the extent that such investments are consistent with its investment objective, each Fund also may invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the “World Bank”), the European Coal and Steel Community, the Asian Development Bank, and the InterAmerican Development Bank. The percentage of a Fund’s assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made, and the interest rate climate of such countries. Each Fund also may invest a portion of its total assets in high-quality, short-term (one year or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars.
Security Substitution
At times when a corporate action involving a constituent is pending, an arbitrage opportunity may exist. For example, if a constituent is acquiring another company (which may or may not be an index constituent) for stock, the target company may be trading at a discount to the acquiring company, given the conditions of the deal and the market. In this case, value may be added to a Fund by purchasing the target company stock in anticipation of the acquisition and corresponding exchange of the target company stock for the acquiring company stock. A Fund would effectively increase in weighting of the acquiring company in line with the holding’s increased weighting in the index at a price lower than that of the acquiring company’s stock.
The following is provided as additional information with respect to the Victory Extended Market Index Fund.
Strategies Involving Options, Futures, Swaps, Indexed Instruments, and Foreign Exchange Transactions
The Fund also may invest in derivative instruments that it believes may serve as substitutes for individual securities in an attempt to broadly represent a particular market, market segment or index, as the case may be. The derivative instruments in which the Fund may invest include the purchase and writing of options on securities indices and the writing of covered call options on stocks or derivative instruments correlated with an index or components of the index rather than securities represented in that index. The Fund will normally invest a substantial portion of its assets in options and futures contracts correlated with an index representing the Fund’s particular market segment or index. The Fund also may utilize options on futures, swaps and other indexed instruments, and convertible bonds. Derivatives may be employed as a proxy for a direct investment in securities underlying the index.
Options, futures, and other derivative instruments also may be employed to gain market exposure quickly in the event of subscriptions in order to provide liquidity, to invest uncommitted cash balances, and for bona fide hedging purposes. The Fund also may use derivatives in connection with the investment strategy that seeks to profit from differences in price when the same (or similar) security, currency, or commodity is traded in two or more markets.
The Adviser will choose among the foregoing instruments based on its judgment of how best to meet the Fund’s goal. In connection therewith, the Adviser will assess such factors as current and anticipated securities prices, relative liquidity and price levels in the options, futures and swap markets compared to the securities markets, and the Fund’s cash flow and cash management needs.
Indexed Securities
The Fund may invest in securities the potential return of which is based on an index. As an illustration, the Fund may invest in a debt security that pays interest based on the current value of an interest rate index, such as the prime rate. Indexed securities involve credit risk, and certain indexed securities may involve leverage risk and liquidity risk. The Fund will invest in indexed securities for bona fide hedging. When used for anticipatory hedging purposes, indexed securities involve correlation risk.
Options on Securities and Securities Indices
Put Options
The Fund is authorized to purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return. By buying a put option, the Fund acquires a right to sell such underlying securities or instruments at the exercise price, thus limiting the Fund’s risk of loss through a decline in the market value of the securities or instruments until the put option expires. The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Fund also may purchase uncovered put options.
The Fund also has authority to write (i.e., sell) put options on the types of securities or instruments that may be held by the Fund, provided that such put options are covered, meaning that such options are secured by segregated, liquid instruments. The Fund will receive a premium for writing a put option, which increases the Fund’s return. The Fund will not sell puts if, as a result, more than 50% of the Fund’s assets would be required to cover its potential obligations under its hedging and other investment transactions. The Fund is also authorized to write (i.e., sell) uncovered put options on securities or instruments in which it may invest but for which it does not currently have a corresponding short position or has not deposited cash equal to the exercise value of the put option with the broker dealer through which it made the uncovered put option as collateral. The principal reason for writing uncovered put options is to receive premium income, even though in exchange the Fund may be required to acquire such securities or instruments at a net price above their current market value. The Fund has the obligation to buy the securities or instruments at an agreed upon price if the price of the securities or instruments decreases below the exercise price. If the price of the securities or instruments increases during the option period, the option will expire worthless and the Fund will retain the premium and will not have to purchase the securities or instruments at the exercise price.
Additional Options on Securities Indices
Call Options
The Fund may purchase call options on any of the types of securities or instruments in which it may invest. A purchased call option gives a portfolio the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. The Fund also may purchase and sell call options on indexes. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.
The Fund also is authorized to write (i.e., sell) covered call options on the securities or instruments in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option in which the Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Fund enters into a closing purchase transaction. A closing purchase transaction cancels out the Fund’s position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial offset to the extent of the premium received against the price of the underlying security declining.
The Fund also is authorized to write (i.e., sell) uncovered call options on securities or instruments in which it may invest but that are not currently held by the Fund. The principal reason for writing uncovered call options is to realize income without committing capital to the ownership of the underlying securities or instruments. When writing uncovered call options, the Fund must deposit and maintain sufficient margin with the broker dealer through which it wrote the uncovered call option as collateral to ensure that the securities can be purchased for delivery if and when the option is exercised. During periods of declining securities prices or when prices are stable, writing uncovered calls can be a profitable strategy to increase the Fund’s income with minimal capital risk. Uncovered calls are riskier than covered calls because there is no underlying security held by the Fund that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. When an uncovered call is exercised, the Fund must purchase the underlying security to meet its call obligation. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase. If the purchase price exceeds the exercise price, the Fund will lose the difference.
Types of Options
The Fund may engage in transactions in options on individual securities, baskets of securities or securities indices, or particular measurements of value or rate (an index), such as an index of the price of treasury securities or an index representative of short-term interest rates. Such investments may be made on exchanges and in the OTC markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk.

Futures
The Fund may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract, the Fund is required to deposit collateral (margin) equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.
The sale of a futures contract limits the Fund’s risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract’s expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, the Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.
The purchase of a futures contract may protect the Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest.
In the event that such securities decline in value or the Fund determines not to complete a bona fide hedge transaction relating to a futures contract, however, the Fund may realize a loss relating to the futures position.
The Fund also is authorized to purchase or sell call and put options on futures contracts including financial futures and stock indices in connection with its hedging activities. Generally, these strategies would be used under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund would enter into futures transactions. The Fund may purchase put options or write call options on futures contracts and stock indices in lieu of selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, the Fund can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.
Effective December 31, 2012, the CFTC adopted certain regulatory changes that subject registered investment companies and advisers to registered investment companies to regulation by the CFTC if a fund invests more than a prescribed level of its liquidation value in CFTC-regulated futures, options, and swaps (“CFTC Derivatives”), or if the fund markets itself as providing investment exposure to such instruments. To the extent the Fund uses CFTC Derivatives, it intends to do so below such prescribed levels. The Fund will not market itself as a “commodity pool” or a vehicle for trading such instruments.
However, the Fund may have investments in “underlying funds” (and such underlying funds themselves may invest in underlying funds) not advised by the Adviser (which for purposes of the no-action letter referenced below may include certain securitized vehicles and/or mortgage real estate investment trusts (“REITS”) that may invest in CFTC Derivatives). The Adviser has no transparency into the holdings of these underlying funds because they are not advised by the Adviser. To address this issue of lack of transparency, the CFTC staff issued a no-action letter on November 29, 2012, permitting the adviser of a fund that invests in such underlying funds and that would otherwise have filed a claim of exclusion pursuant to Rule 4.5, to delay registration as a “commodity pool operator” until six months from the date on which the CFTC issues additional guidance on the treatment of CFTC Derivatives held by underlying funds. The Adviser has filed a claim with the CFTC to rely on this no-action relief with respect to the Fund.
Swap Agreements
The Fund is authorized to enter into equity swap agreements, which are OTC contracts in which one party agrees to make periodic payments based on the change in market value of a specified equity security, basket of equity securities or equity index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different equity security, basket of equity securities or equity index. Swap agreements may be used to obtain exposure to an equity or market without owning or taking physical custody of securities in circumstances in which direct investment is restricted by local law or is otherwise impractical.
The Fund will enter into an equity swap transaction only if, immediately following the time it enters into the transaction, the aggregate notional principal amount of equity swap transactions to which the Fund is a party would not exceed 5% of its net assets. Whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Adviser’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will seek to lessen the risk to some extent by entering into a transaction only if the counterparty meets the current credit requirement for OTC option counterparties. Swap agreements also bear the risk that the Fund will not be able to meet its payment obligations to the counterparty. The Fund, however, will segregate liquid securities, cash or cash equivalents, or other assets permitted to be so segregated by the Commission in an amount equal to or greater than the market value of the Fund’s liabilities under the swap agreement or the amount it would cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the swap agreement. Restrictions imposed by the tax rules applicable to regulated investment companies, may limit the Fund’s ability to use swap agreements. The swaps market is largely unregulated. It is possible that development in the swap market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.
Risk Factors in Derivatives
The Fund may use instruments referred to as derivatives. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments.
Derivatives are volatile and involve significant risks, including:
Credit risk -- the risk that the counterparty on a derivative transaction will be unable to honor its financial obligation to the Fund, or the risk that the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations.
Currency risk -- the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.
Leverage risk -- the risk associated with certain types of investments or trading strategies (for example, borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.
Liquidity risk -- the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.
Correlation risk -- the risk that changes in the value of a derivative will not match the changes in the Fund’s portfolio holdings that are being hedged or of the particular market or security to which the Fund seeks exposure.
The Fund intends to enter into transactions involving derivatives only if there appears to be a liquid secondary market for such investments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.” However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a derivative or the Fund will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a derivative without incurring substantial losses, if at all.
Certain transactions in derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose the Fund to potential losses which may exceed the amount originally invested by the Fund.
Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives
Certain derivatives traded in OTC markets, including indexed securities, swaps, and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity also may make it more difficult for the Fund to ascertain a market value for such instruments. The Fund will, therefore, acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Adviser anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer’s quotation may be used.
Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparty, the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. The Fund will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in derivatives traded in OTC markets only with financial institutions which have substantial capital or which have provided the Fund with a third-party guaranty or other credit enhancement.
Additional Limitations on the Use of Derivatives
The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

Merger Transaction Risk
The Fund may buy stock of the target company in an announced merger transaction prior to the consummation of such transaction.
In that circumstance, the Fund would expect to receive an amount (whether in cash, stock of the acquiring company or a combination of both) in excess of the purchase price paid by the Fund for the target company’s stock. However, the Fund is subject to the risk that the merger transaction may be canceled, delayed, or restructured in which case the Fund holding of the target company’s stock may not result in any profit for the Fund and may lose significant value.
Investment Restrictions
The following investment restrictions have been adopted by the Trust for each Fund. These restrictions may not be changed without approval by the lesser of (1) 67% or more of the voting securities present at a meeting of a Fund if more than 50% of the outstanding voting securities of a Fund are present or represented by proxy or (2) more than 50% of that Fund’s outstanding voting securities. The investment restrictions of one Fund may thus be changed without affecting those of any other Fund.
Each Fund:
(1) may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable relief.
(2) may not (except for the Victory Extended Market Index Fund and the Victory Nasdaq-100 Index Fund)  purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry. The Victory Extended Market Index Fund and the Victory Nasdaq-100 Index Fund each will concentrate to approximately the same extent that its underlying index concentrates in the stocks of a particular industry or group of industries.
(3) may not issue senior securities, except as permitted under the 1940 Act.
(4) may not underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities.
(5) may make loans only as permitted under the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief.
(6) may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling, and entering into financial futures contracts (including futures contracts on indices of securities, interest rates, and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates, and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts, or other derivative instruments that are not related to physical commodities.
(7) may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that each Fund may invest in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.
In addition, with respect to the Victory Money Market Fund, banks are not considered a single industry for purposes of investment restriction (2), and certificates of deposit, time deposits, bankers' acceptances, and other similar money market instruments issued by domestic banks may be excluded from the industry concentration limits set forth in that restriction.
With respect to each Funds' concentration policy described above, the Fund applies that restriction to investments in a particular industry or group of industries. In addition, the Adviser and Subadvisers may determine an “industry” by using various recognized industry classification services including, but not limited to industry classifications established by S&P, Bloomberg L.P., and Frank Russell Company, with certain modifications. The Adviser and Subadvisers also may include additional industries as separate classifications, to the extent applicable. Because the Adviser has determined that certain categories within, or in addition to, those set forth by S&P have unique investment characteristics, additional industries may be included as industry classifications. The Adviser classifies municipal obligations by projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, or higher education revenue bonds.

Additional Restrictions
Each of the following funds has an investment policy that requires it to invest normally at least 80% of its assets in the type of security suggested by its name:
• Victory Aggressive Growth Fund invests, under normal circumstances, at least 80% of its assets in growth companies;
• Victory Growth Fund invests, under normal circumstances, at least 80% of its assets in equity securities of growth companies;
• Victory Value Fund invests, under normal circumstances, at least 80% of its assets in equity securities of companies considered to represent value;
• Victory Income Stock Fund invests at least 80% of its assets in common stocks, with at least 65% of the Fund’s assets normally invested in common stocks of companies that pay dividends;
• Victory Short-Term Bond Fund invests at least 80% of its assets in a broad range of debt securities that will maintain a dollar-weighted average portfolio maturity of three years or less;
• Victory Core Plus Intermediate Bond Fund invests at least 80% of its assets in a broad range of debt securities that will maintain a dollar-weighted average portfolio maturity between three to 10 years;
• Victory Science & Technology Fund invests at least 80% of its assets in equity securities of companies expected to benefit from the development and use of scientific and technological advances and improvements;
• Victory Small Cap Stock Fund invests at least 80% of its assets in equity securities of companies with small market capitalizations;
• Victory Extended Market Index Fund invests, under normal circumstances, at least 80% of its assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the Victory Extended Market Index;
• Victory 500 Index Fund invests at least 80% of its assets in the common stocks of companies composing the Victory US Large Cap 500 Index;
• Victory Nasdaq-100 Index Fund invests at least 80% of its assets in the common stocks of companies composing the Nasdaq-100 Index1;
• Victory Ultra Short-Term Bond Fund invests normally at least 80% of its assets in investment-grade debt securities that have a dollar-weighted average portfolio maturity of 18 months or less.
To the extent required by SEC rules, each such policy may be changed only upon at least 60 days’ written notice to the applicable Fund’s shareholders.
1
Nasdaq-100®, and Nasdaq® are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the Corporations) and have been licensed for use by the Nasdaq-100 Index Fund (the “Product”). The Product is not sponsored, sold or promoted by the Corporations and the Corporations make no representation about the advisability of investing in them. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE PRODUCT.
VICTORY US LARGE CAP 500 INDEX
Index and Index Provider
The Victory US Large Cap 500 Index (the “Victory 500 Index”) is an unmanaged, market-cap weighted index that consists of the largest 500 companies within the VettaFi US Equity 3000 IndexSM (“Parent Index”). The Parent Index measures the performance of the largest 3000 U.S. equity securities with readily available price data. The Victory 500 Index was created by Victory Capital in conjunction with VettaFi, unaffiliated third-party, and it is currently administered, calculated, and published by VettaFi. VettaFi calculates and disseminates the Victory 500 Index on a daily basis. A description of the Victory 500 Index Fund’s (the “500 Fund”) use of the Victory 500 Index is included in that Fund’s Prospectus under “Principal Investment Strategies,” and additional details about the Victory 500 Index are provided below.
The Victory 500 Index’s performance prior to the first publish date has been back-tested applying the same methodology based on fundamental criteria that was in effect when the Victory 500 Index was first published and is considered hypothetical. The Victory 500 Index is not sponsored by VettaFi or its affiliates.
Rebalancing

The Victory 500 Index is reconstituted semi-annually and rebalanced quarterly. In conjunction with rebalancing, the Victory 500 Index’s rules are applied to its universe of publicly traded securities in order to determine which securities are eligible for inclusion in the Victory 500 Index. New securities are added to the Victory 500 Index only on the rebalancing dates and only securities that comply with the Victory 500 Index’s methodology are eligible to be included in the Victory 500 Index. Securities that no longer meet eligibility for the Victory 500 Index upon rebalancing are omitted.
Maintenance
VettaFi maintains the Victory 500 Index throughout the year, which includes monitoring and adjustments for company additions and deletions, stock splits, corporate restructurings, and other corporate actions. Corporate actions are generally implemented after the close of trading on the day prior to the ex-date of such corporate actions. A security also may be removed from the Victory 500 Index in between rebalancing if it no longer represents an investable asset due to legal constraints or other independent factors.
Warranty; Errors
Neither Victory Capital nor the 500 Fund make any representation or warranty, express or implied, including without limitation to the 500 Fund’s shareholders or any member of the public regarding the advisability of investing in securities generally or in the 500 Fund particularly or the ability of the Victory 500 Index to track general stock market performance. The 500 Fund does not pay a fee to Victory Capital for creating and providing the Victory 500 Index, but the Fund pays a fee to VettaFi for its services. VettaFi has no obligation to take the needs of the 500 Fund’s shareholders into consideration in determining, composing, or calculating the Victory 500 Index.
Neither Victory Capital nor the 500 Fund guarantees the accuracy, completeness, or performance of the Victory 500 Index or the data included therein and shall have no liability in connection with the Victory 500 Index or its calculation, including any errors or omissions in calculating the Victory 500 Index. Errors with respect to the quality, accuracy, and completeness of the data within the Victory 500 Index may occur from time to time and may not be identified and corrected for a period of time, if at all. Any gains, losses, or costs to the 500 Fund as a result of errors in the Index will be borne by the 500 Fund.
Portfolio Transactions and Brokerage Commissions
Subject to the general supervision of the Board, the Adviser is responsible for making decisions with respect to the purchase and sale of portfolio securities on behalf of the Funds. The Adviser is also responsible for the implementation of those decisions, including the selection of broker/dealers to effect portfolio transactions, the negotiation of commissions, and the allocation of principal business and portfolio brokerage.
Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated. Traditionally, commission rates have generally been fixed for trades on stock markets outside the United States. In recent years, however, an increasing number of overseas stock markets have adopted a system of negotiated rates. It is expected that equity securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if such market is deemed the primary market. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed, fixed commission (the underwriter’s concession) or discount.
Fixed income and convertible securities are bought and sold through broker-dealers acting on a principal basis. Generally, these trades are not charged a commission, but rather are marked up or marked down by the executing broker-dealer. The Adviser does not know the actual value of the markup/ markdown. However, the Adviser attempts to ascertain whether the overall price of a security is reasonable through the use of competitive bids.
Subject to the consideration of obtaining best execution, the Adviser may use brokerage commissions generated from client transactions to obtain services and/or research from broker-dealers to assist in the Adviser’s investment management decision-making process. These services and research are in addition to and do not replace the services and research that the Adviser is required to perform and do not reduce the investment advisory fees payable to the Adviser by the Funds. Such information may be useful to the Adviser in serving both the Funds and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to the Adviser in carrying out its obligations to the Funds.
Brokerage commissions may never be used to compensate a third party for client referrals unless the client has directed such an arrangement. In addition, brokerage commissions may never be used to obtain research and/or services for the sole benefit of any employee or non-client entity.

It is the policy of the Adviser to obtain the “best execution” of its clients’ securities transactions. The Adviser strives to execute each client’s securities transactions in such a manner that the client’s total costs or proceeds in each transaction are the most favorable under the circumstances. Commission rates paid on securities transactions for client accounts must reflect comparative market rates.
The Adviser will consider the full range and quality of a broker’s services in placing brokerage including, but not limited to, the value of research provided, execution capability, commission rate, willingness and ability to commit capital, ownership and responsiveness. The lowest possible commission cost alone does not determine broker selection. The transaction that represents the best quality execution for a client account will be executed. Commission ranges and the actual commission paid for trades of listed stocks and over-the-counter stocks may vary depending on, but not limited to, the liquidity and volatility of the stock and services provided to the Adviser by the broker.
The Adviser will make a good faith determination that the commissions paid are reasonable in relationship to the value of the services received. The continuous review of stock commissions is the responsibility of the Head of Capital Markets and client trading, brokerage and soft-dollar oversight is performed by the Trade Oversight Committee. Quarterly, the Adviser’s research analysts and portfolio managers will participate in a broker vote. The Adviser’s Equity Trading Desk will utilize the vote results during the broker selection process. Some brokers executing trades for the Adviser’s clients may, from time to time, receive liquidity rebates in connection with the routing of trades to Electronic Communications Networks. Since the Adviser is not a broker, however, it is ineligible to receive such rebates and does not obtain direct benefits for its clients from this broker practice.
Investment decisions for each Fund are made independently from those made for the other Funds or any other investment company or account managed by the Adviser. Such other investment companies or accounts may also invest in the same securities and may follow similar investment strategies as the Funds. The Adviser may combine transaction orders (“bunching” or “blocking” trades) for more than one client account where such action appears to be equitable and potentially advantageous for each account (e.g., for the purpose of reducing brokerage commissions or obtaining a more favorable transaction price.)  The Adviser will aggregate transaction orders only if it believes that the aggregation is consistent with its duty to seek best execution for its clients and is consistent with the terms of investment advisory agreements with each client for whom trades are being aggregated. Both equity and fixed-income securities may be aggregated. When making such a combination of transaction orders for a new issue or secondary market trade in an equity security, the Adviser adheres to the following objectives:
• Fairness to clients both in the participation of execution of orders for their account, and in the allocation of orders for the accounts of more than one client.
• Allocation of all orders in a timely and efficient manner.
In some rare cases, “bunching” and “blocking” trades may affect the price paid or received by a Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only that particular Fund had participated in or been allocated such trades.
The aggregation of transactions for advisory accounts and proprietary accounts (including partnerships and other accounts in which the Adviser or its associated persons are partners or participants, and managed employee accounts) is permissible. No proprietary account may be favored over any other participating account and such practice must be consistent with the Adviser’s policies and procedures including its Code of Ethics.
Equity trade orders are executed based only on trade instructions received from portfolio managers by the trading desk. Portfolio managers may enter trades to meet the full target allocation immediately or may meet the allocation through moves in incremental blocks. Orders are processed on a “first-come, first-served” basis. At times, a rotation system may determine “first-come, first-served” treatment when the equity trading desk receives the same order for multiple accounts simultaneously. The Adviser will utilize a rotation whereby the Funds, even if aggregated with other orders, are in the first block(s) to trade within the rotation. To aggregate orders, the equity trading desk must determine that all accounts in the order will benefit. Any new trade that can be blocked with an existing open order may be added to the open order to form a larger block. The Adviser receives no additional compensation or remuneration of any kind as a result of the aggregation of trades. All accounts participating in a block execution receive the same execution price, an average share price, for securities purchased or sold on a trading day. Execution prices may not be carried overnight. Any portion of an order that remains unfilled at the end of a given day shall be rewritten (absent contrary instructions) on the following day as a new order. Accounts with trades executed the next day will receive a new daily average price to be determined at the end of the following day.
If the order is filled in its entirety, securities purchased in the aggregate transaction will be allocated among accounts participating in the trade in accordance with an Allocation Statement prepared at the time of order entry. If the order is partially filled, the securities will be allocated pro rata based on the Allocation Statement. Portfolio managers may allocate executed trades in a different manner than indicated on the Allocation Statement (e.g., non-pro rata) only if all client accounts receive fair and equitable treatment.

In some instances, such as trading in fixed income securities, it may not be practical to complete the Allocation Statement prior to the placement of the order. In that case, the trading desk will complete the Allocation Statement as soon as practicable, but no later than the end of the same business day on which the securities have been allocated to the trading desk by the broker.
Where the full amount of a block execution is not executed, the partial amount actually executed will be allocated on a pro rata basis whenever possible. The following execution methods maybe used in place of a pro rata procedure:  relative size allocations, security position weighting, priority for specialized accounts, or a special allocation based on compliance approval.
In making investment decisions for the Funds, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a Fund is a customer of the Adviser, its parents, subsidiaries or affiliates, and, in dealing with their commercial customers, the Adviser, its parents, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by the Funds. Portfolio securities will not be purchased from or sold to the Adviser, or the Distributor, or any affiliated person of any of them acting as principal, except to the extent permitted by rule or order of the SEC.
The following table shows the dollar amount of brokerage commissions paid by each Fund for the last three fiscal years ended April 30, all of which were paid to entities that are not affiliated with the Funds, the Adviser, or the Distributor.
Fund	2026	2025	2024
Victory Aggressive Growth Fund	$396,062	$310,838	$413,078
Victory Growth Fund	$220,549	$298,267	$436,192
Victory Growth & Income Fund	$576,931	$714,104	$806,179
Victory Income Stock Fund	$1,090,551	$1,366,283	$1,204,880
Victory Science & Technology Fund	$424,852(a)	$559,832	$1,305,095
Victory Core Plus Intermediate Bond Fund	$52,713	$49,501	$38,118
Victory High Income Fund	$158,352(b)	$39,217	$9,286
Victory Small Cap Stock Fund	$1,420,882	$1,270,572	$1,411,054
Victory Capital Growth Fund	$568,893	$503,015	$478,273
Victory Value Fund	$541,010	$491,159	$488,591
Victory Extended Market Index Fund	$183,331(a)	$252,763	$441,938
Victory 500 Index Fund	$110,474	$113,763	$212,581
Victory Nasdaq-100 Index Fund	$103,179	$72,065	$140,561
Victory Global Managed Volatility Fund	$390,909(b)	$228,188	$160,293
(a) Reflects decreased trading activity.
(b) Reflects increased trading activity.
Affiliated Brokerage. The Board has authorized the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. The Board has adopted procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which require that the commission paid to affiliated broker-dealers must be “reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other broker-dealers in connection with comparable transactions involving similar securities during a comparable period of time.”
The Trust will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Adviser or its affiliates. From time to time, when determined by the Adviser to be advantageous to the Funds, the Adviser may execute portfolio transactions through affiliated broker-dealers. All such transactions must be consistent with best execution and completed in accordance with procedures approved by the Board. For the fiscal years ended April 30, 2026, 2025 and 2024, (December 31, for Victory Extended Market Index Fund, Victory 500 Index Fund, Victory Nasdaq-100 Index Fund, Victory Global Managed Volatility Fund, and Victory Ultra-Short Bond Fund), the Funds paid no commissions to affiliated broker-dealers.

Allocation of Brokerage in Connection with Research Services. The Adviser or the applicable Subadviser directed a portion of the Fund's brokerage transactions to certain broker-dealers that provided the Adviser or the applicable Subadviser with research, analysis, advice, and similar services. For the fiscal year ended April 30, 2026, such brokerage transactions and related commissions and/or fixed price public offering underwriting concessions amounted to the following:

Fund	Brokerage Commissions Paid	Total Dollar Amount of Such Transactions
Victory Aggressive Growth Fund	$242,614	$1,837,796,197
Victory Growth Fund	$110,115	$899,018,338
Victory Capital Growth Fund	$347,366	$1,177,800,695
Victory Growth & Income Fund	$403,506	$2,049,431,293
Victory High Income Fund	$114,100	$1,195,125,363
Victory Income Stock Fund	$742,645	$3,291,071,984
Victory Small Cap Stock Fund	$530,762	$906,028,431
Victory Science & Technology Fund	$253,514	$959,655,055
Victory Value Fund	$339,238	$1,482,738,168
Victory Extended Market Index Fund	$106,687	$423,890,805
Victory Global Managed Volatility Fund	$245,006	$807,257,163
Securities of Regular Brokers or Dealers. The SEC requires the Trust to provide certain information for those Funds that held securities of their regular brokers or dealers (or their parent companies) during the most recent fiscal year. The following table identifies, for each applicable Fund, those brokers or dealers, the type of security held, and the value of the Fund’s aggregate holdings of the securities of each such issuer as of the most recent fiscal year ended April 30, 2026:

Fund	Broker-Dealer	Type of Security (Debt or Equity)	Aggregate Value ($000s)
Victory 500 Index Fund	Bank of America Corp.	Equity	$91,486
Victory 500 Index Fund	Citibank NA	Equity	$53,311
Victory 500 Index Fund	JPMorgan Chase & Co.	Equity	$201,240
Victory 500 Index Fund	State Street Corp.	Equity	$10,044
Victory 500 Index Fund	The Goldman Sachs Group, Inc.	Equity	$65,157
Victory 500 Index Fund	Wells Fargo & Co.	Equity	$60,512
Victory Global Managed Volatility Fund	Citibank NA	Equity	$1,141
Victory Global Managed Volatility Fund	JPMorgan Chase & Co.	Equity	$4,962
Victory Global Managed Volatility Fund	The Goldman Sachs Group, Inc.	Equity	$2,618
Victory Global Managed Volatility Fund	Wells Fargo & Co.	Equity	$1,837
Victory Capital Growth Fund	Barclays PLC	Equity	$5,599
Victory Capital Growth Fund	JPMorgan Chase & Co.	Equity	$12,177
Victory Capital Growth Fund	Mizuho Financial Group, Inc.	Equity	$6,534
Victory Capital Growth Fund	The Goldman Sachs Group, Inc.	Equity	$7,336
Victory Capital Growth Fund	Wells Fargo & Co.	Equity	$1,881
Victory Growth & Income Fund	Bank of America Corp.	Equity	$6,303
Victory Growth & Income Fund	Citibank NA	Equity	$3,705
Victory Growth & Income Fund	JPMorgan Chase & Co.	Equity	$57,800
Victory Growth & Income Fund	State Street Corp.	Equity	$10,775
Victory Growth & Income Fund	The Goldman Sachs Group, Inc.	Equity	$13,396
Victory Growth & Income Fund	Wells Fargo & Co.	Equity	$13,143
Victory Income Stock Fund	JPMorgan Chase & Co.	Equity	$105,089
Victory Income Stock Fund	State Street Corp.	Equity	$24,134
Victory Income Stock Fund	The Goldman Sachs Group, Inc.	Equity	$20,993
Victory Income Stock Fund	Wells Fargo & Co.	Equity	$6,903

Fund	Broker-Dealer	Type of Security (Debt or Equity)	Aggregate Value ($000s)
Victory Value Fund	Citibank NA	Equity	$19,888
Victory Value Fund	JPMorgan Chase & Co.	Equity	$35,081
Victory Value Fund	The Goldman Sachs Group, Inc.	Equity	$6,692
Victory Extended Market Index Fund	Jefferies Financial Group, Inc.	Equity	$908
Victory Income Fund	Citibank NA	Equity	$1,176
Victory Short-Term Bond Fund	Citibank NA	Equity	$5,878
Victory Core Plus Intermediate Bond Fund	Citibank NA	Equity	$2,572
Victory Income Fund	Bank of America Corp.	Debt	$8,317
Victory Income Fund	Barclays PLC	Debt	$12,832
Victory Income Fund	Citibank NA	Debt	$4,971
Victory Income Fund	JPMorgan Chase & Co.	Debt	$13,715
Victory Income Fund	Mizuho Financial Group, Inc.	Debt	$4,391
Victory Income Fund	State Street Corp.	Debt	$1,320
Victory Ultra Short-Term Bond Fund	Bank of America Corp.	Debt	$1,250
Victory Ultra Short-Term Bond Fund	Barclays PLC	Debt	$1,000
Victory Ultra Short-Term Bond Fund	Citadel Finance LLC	Debt	$984
Victory Ultra Short-Term Bond Fund	Citibank NA	Debt	$848
Victory Ultra Short-Term Bond Fund	JPMorgan Chase & Co.	Debt	$1,001
Victory Ultra Short-Term Bond Fund	Mizuho Financial Group, Inc.	Debt	$1,014
Victory Ultra Short-Term Bond Fund	Royal Bank of Canada	Debt	$501
Victory Ultra Short-Term Bond Fund	The Goldman Sachs Group, Inc.	Debt	$2,240
Victory Short-Term Bond Fund	Bank of America Corp.	Debt	$6,375
Victory Short-Term Bond Fund	Barclays PLC	Debt	$4,024
Victory Short-Term Bond Fund	Citadel Finance LLC	Debt	$1,969
Victory Short-Term Bond Fund	Citibank NA	Debt	$11,450
Victory Short-Term Bond Fund	JPMorgan Chase & Co.	Debt	$4,956
Victory Short-Term Bond Fund	The Goldman Sachs Group, Inc.	Debt	$4,954
Victory Core Plus Intermediate Bond Fund	Bank of America Corp.	Debt	$1,782
Victory Core Plus Intermediate Bond Fund	Barclays PLC	Debt	$1,822
Victory Core Plus Intermediate Bond Fund	Citadel Finance LLC	Debt	$3,804
Victory Core Plus Intermediate Bond Fund	Jane Street Group/JSG Finance, Inc.	Debt	$5,075
Victory Core Plus Intermediate Bond Fund	Jefferies Financial Group, Inc.	Debt	$2,791
Victory Core Plus Intermediate Bond Fund	JPMorgan Chase & Co.	Debt	$8,883
Victory Core Plus Intermediate Bond Fund	Mitsubishi UFJ Financial Group, Inc.	Debt	$2,808
Victory Core Plus Intermediate Bond Fund	Mizuho Financial Group, Inc.	Debt	$2,822
Victory Core Plus Intermediate Bond Fund	Royal Bank of Canada	Debt	$1,059
Victory Core Plus Intermediate Bond Fund	State Street Corp.	Debt	$3,788
Victory Core Plus Intermediate Bond Fund	The Goldman Sachs Group, Inc.	Debt	$1,708
Victory Core Plus Intermediate Bond Fund	Wells Fargo & Co.	Debt	$3,584
Victory High Income Fund	Jane Street Group/JSG Finance, Inc.	Debt	$3,935
Victory Money Market Fund	Bank of America Corp.	Debt	$80,000

Fund	Broker-Dealer	Type of Security (Debt or Equity)	Aggregate Value ($000s)
Victory Money Market Fund	Mitsubishi UFJ Financial Group, Inc.	Debt	$20,000
Victory Money Market Fund	Mizuho Financial Group, Inc.	Debt	$25,000
Victory Money Market Fund	Royal Bank of Canada	Debt	$40,000
Victory Money Market Fund	The Goldman Sachs Group, Inc.	Debt	$80,000
Victory Money Market Fund	Wells Fargo & Co.	Debt	$40,000
Portfolio Turnover
The rate of portfolio turnover of a Fund will not be a limiting factor when the Manager or the applicable Subadviser deems changes in a Fund’s (except the Victory Money Market Fund's) portfolio appropriate in view of its investment objective(s). Ordinarily, a Fund will not purchase or sell securities solely to achieve short-term trading profits, although a Fund may sell portfolio securities without regard to the length of time held if consistent with the Fund’s investment objective(s). Portfolio turnover is calculated on the basis of a Fund as a whole without distinguishing between the classes of shares issued.
The turnover rate for a Fund will vary from year-to-year, and, depending on market conditions, could be greater in periods of unusual market movement and volatility. Transaction costs associated with turnover are borne directly by the Fund and, ultimately, by its shareholders. A high rate of portfolio turnover (generally, over 100% annually) generally will involve correspondingly greater transaction costs. High portfolio turnover may result in the realization of substantial net capital gains. To the extent short-term capital gains are realized, distributions attributable to such gains will be ordinary income for federal income tax purposes.
The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year. Short-term investments such as, but not limited to, commercial paper and short-term U.S. government securities are not considered when computing the turnover rate.
For the past two fiscal years ended April 30, portfolio turnover rates were as follows:

Fund	2026	2025
Victory Aggressive Growth Fund	35%	30%
Victory Growth Fund	15%	22%
Victory Growth & Income Fund	45%	61%
Victory Income Stock Fund	59%	76%
Victory Income Fund	17%	21%
Victory Short-Term Bond Fund	43%	41%
Victory Science & Technology Fund	42%	31%
Victory Core Plus Intermediate Bond Fund	69%	51%
Victory High Income Fund	77%	61%
Victory Small Cap Stock Fund	86%	70%
Victory Capital Growth Fund	55%	57%
Victory Value Fund	52%	50%
Victory Extended Market Index Fund	17%	13%
Victory 500 Index Fund	3%	2%
Victory Nasdaq-100 Index Fund	13%	8%
Victory Global Managed Volatility Fund	77%	37%
Victory Ultra Short-Term Bond Fund	62%	52%
Fund History and Description of Shares
Each Fund is classified as diversified, except the Victory Nasdaq-100 Index Fund, which is classified as non-diversified. Each Fund, except Victory Global Managed Volatility Fund and Victory Ultra Short-Term Bond Fund, formerly were series of USAA Mutual Fund, Inc., a Maryland corporation. The Victory Growth Fund, Victory Income Fund, and Victory Money Market Fund were established in the Fall of 1980 and commenced public offering of their shares on February 2, 1981; the Victory Aggressive Growth Fund was established on July 8, 1981, and commenced public offering of its shares on October 19, 1981; the Victory Income Stock Fund was established on January 23, 1987, and commenced public offering of its shares on May 4, 1987; the Victory Growth & Income Fund and Victory Short-Term Bond Fund were established on March 23, 1993, and commenced public offering of their shares on June 1, 1993; the Victory Science & Technology Fund was established on May 9, 1997, and commenced public offering of its shares on August 4, 1997; the Victory Core Plus Intermediate Bond Fund (formerly Intermediate-Term Bond Fund), Victory High Income Fund (formerly High-Yield Opportunities), and Victory Small Cap Stock Fund were established on May 6, 1999, and commenced public offering of their shares on August 2, 1999; the Victory Capital Growth Fund was established on July 19, 2000, and commenced public offering of its shares on October 27, 2000; and the Victory Value Fund was established on April 26, 2001, and commenced public offering of its shares on August 3, 2001. The Victory 500 Index Fund (formerly the S&P 500 Index Fund) was established on February 9, 1996, and commenced public offering of its shares on May 2, 1996. The Victory Extended Market Index Fund and Victory Nasdaq-100 Index Fund were established on July 19, 2000, and commenced public offering of their shares on October 30, 2000. The Victory Ultra Short-Term Bond was established on June 25, 2010, and commenced public offering of its shares on October 18, 2010. The Victory Global Managed Volatility Fund was established on February 27, 2008, and commenced public offering of its shares on July 31, 2008. The Funds were reorganized into the Trust in August 2006. The Trust is permitted to offer additional funds or classes of shares. Each class of shares of a Fund is a separate share class of that Fund and is not a separate mutual fund.
Each Fund’s assets and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specifically allocated solely to such Fund. They constitute the underlying assets of such Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. The assets of each Fund are charged with the liabilities and expenses attributable to such Fund, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated on the basis of the Funds' relative net assets during the fiscal year or in such other manner as the Trustees determine to be fair and equitable.
Shares of each class of a Fund represent an equal proportionate interest in that Fund with every other share of that class and are entitled to dividends and other distributions out of the net income and realized net capital gains belonging to that Fund when declared by the Board. They generally will have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each has a different designation; (b) each class of shares bears its “Class Expenses”; (c) each has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement; (d) each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (e) each class may have separate exchange privileges; and (f) each class may have different conversion features. Expenses currently designated as “Class Expenses” by the Board under the Multiple Class Plan pursuant to Rule 18f-3 under the 1940 Act include: legal, printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses, and proxies to current shareholders of a specific class; blue sky fees incurred by a specific class of shares; transfer agency expenses relating to a specific class of shares; expenses of administrative personnel and services required to support the shareholders of a specific class of shares; litigation expenses or other legal expenses relating to a specific class of shares; shareholder servicing expenses identified as being attributable to a specific class; and such other expenses actually incurred in a different amount by a class or related to a class’s receipt of services of a different kind or to a different degree than another class. In addition, each class of a Fund may pay a different advisory fee to the extent that any difference in amount paid is the result of the application of the same performance fee provisions in the advisory contract with respect to the Fund to the different investment performance of each class of the Fund. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets belonging to such Fund available for distribution. However, due to the differing expenses of the classes, dividends, and liquidation proceeds on the different classes of shares will differ.
Under the Trust’s Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there ordinarily will be no shareholder meeting unless otherwise required by the 1940 Act. Under certain circumstances, however, shareholders may apply to the Trustees for shareholder information in order to obtain signatures to request a shareholder meeting. The Trust may fill vacancies on the Board or appoint new Trustees if the result is that at least two-thirds of the Trustees have been elected by shareholders. Moreover, pursuant to the Master Trust Agreement, any Trustee may be removed by the vote of two-thirds of the outstanding Trust shares, and holders of 10% or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. The Trust will assist in communicating to other shareholders about the meeting. On any matter submitted to the shareholders, the holder of any share class of the Fund is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative NAVs of the Fund’s share classes. However, on matters affecting an individual Fund, a separate vote of the shareholders of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter that does not affect that Fund but which requires a separate vote of another Fund.
Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust’s Board, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.
Shareholders of a particular Fund might have the power to elect all of the Trustees if that Fund has a majority of the assets of the Trust. When issued, each Fund’s shares are fully paid and nonassessable, have no pre-emptive or subscription rights, and are fully transferable. The Fund's conversion rights are as follows:

Converting from Institutional Shares to Fund Shares: If you no longer meet the eligibility requirements to invest in Institutional Shares of a Fund (e.g., you terminate participation in a discretionary managed account program), we may convert your Institutional Shares of the Fund to Fund Shares. The Fund will notify you before any such conversion to Fund Shares occurs.
Converting from Class A Shares to Fund Shares or Institutional Shares: If you hold Class A shares of a Fund through an account maintained with another financial institution and subsequently transfer your shares into (i) an account established directly with the Fund, (ii) your investment account, or (iii) an eligible advisory program with a financial intermediary, we may convert your Class A shares of the Fund to Fund Shares or Institutional Shares, as applicable.
Other Conversions: The Fund also may provide for other conversion privileges from time to time under which a shareholder of the Fund may convert shares into another class of shares of the same Fund under certain circumstances, subject to approval by the Fund’s officers.
Pricing: When a conversion occurs, you receive shares of one class of a Fund for shares of another class of the same Fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in a Fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the NAVs per share of the two share classes. A conversion between share classes of the same Fund is a non-taxable event.
Conversions are not subject to the Fund's restrictions on short-term trading activity discussed under Funds' Right to Reject Purchase and Exchange Orders and Limit Trading in Accounts in this SAI.
Tax Considerations
Taxation of the Funds
Each Fund, which is treated as a separate corporation for federal tax purposes, intends to continue to qualify each taxable year for treatment as a “regulated investment company” (“RIC”) under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended (the “Code”). If a Fund so qualifies it will not be liable for federal income tax on its net investment income and net capital gains (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders.
To continue to qualify for treatment as a RIC, a Fund must, among other things, (1) derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, and or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in stock, securities, or such currencies, and (b) net income from an interest in a “qualified publicly traded partnership” (or “QPTP”) (i.e., a publicly traded partnership that is treated as a partnership for federal tax purposes, satisfies certain requirements with respect to the sources of its income, and derives less than 90% of its gross income from the items described in clause (a)) (“income requirement”); (2) distribute at least the sum of 90% of its investment company taxable income (generally consisting of net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions) and 90% of its net exempt interest income for the taxable year (“distribution requirement”); and (3) satisfy certain diversification requirements at the close of each quarter of the Fund’s taxable year (“diversification requirement”).
If a Fund failed to qualify for RIC treatment for any taxable year either (1) by failing to satisfy the distribution requirement, even if it satisfied the income requirements and diversification requirements (collectively, “Other Qualification Requirements”), or (2) by failing to satisfy any of the Other Qualification Requirements and was unable to, or determined not to, avail itself of Code provisions that enable a RIC to cure a failure to satisfy any of the Other Qualification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a tax calculated in accordance with those provisions and meets certain other requirements, then for federal income tax purposes it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders. In addition, for those purposes all those distributions, including distributions of net capital gain, would be taxable to its shareholders as dividends (i.e., ordinary income) to the extent of the Fund’s earnings and profits. For individual and certain other non-corporate shareholders (each, an “individual shareholder”), those dividends would be eligible to be taxed as “qualified dividend income” (as described in each Fund’s prospectus) (“QDI”), which is subject to federal income tax at the lower rates for net capital gain. In the case of corporate shareholders that meet certain holding period and other requirements regarding their shares of the Fund, all or part of those dividends would be eligible for the dividends-received deduction. Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.
The Code imposes a 4% excise tax (“Excise Tax”) on a RIC that fails to distribute during a calendar year an amount at least equal to the sum of (1) 98% of its ordinary (taxable) income for the year, (2) 98.2% of its capital gain net income for the 12-month period ending on October 31 of that year, plus (3) any prior undistributed taxable income and gains. Each Fund intends to continue to make distributions necessary to avoid imposition of the Excise Tax. However, a Fund may in certain circumstances be required to liquidate portfolio investments to make those distributions, potentially resulting in additional taxable gain or loss.
The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for federal income tax purposes the amount, character, and timing of recognition of the gains and losses a Fund realizes. Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures contracts, and forward currency contracts a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as “qualifying income” under the income requirements. Swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, commodity options, futures contracts, and options on futures contracts, may not be “qualifying income.”
Some futures contracts, foreign currency contracts, and “non-equity” options (i.e., certain listed options, such as those on a “broad-based” securities index), but not including any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code), interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement, in which a Fund invests may be subject to section 1256 of the Code (collectively, “section 1256 contracts”). Any section 1256 contracts a Fund holds at the end of its taxable year generally must be “marked-to-market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the distribution requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it.
Section 988 of the Code also may apply to forward currency contracts and options and futures contracts on foreign currencies. Under that section, each foreign currency gain or loss generally is computed separately and treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. In the case of overlap between sections 1256 and 988, special provisions determine the character and timing of any income, gain, or loss.
Section 1092 of the Code (dealing with straddles) also may affect the taxation of certain options, futures contracts, and forward currency contracts in which a Fund may invest. That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options, futures contracts, and forward currency contracts are positions in personal property. Under that section, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. If a Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made.
Each Fund will monitor its transactions, make appropriate tax elections, and make appropriate entries in its books and records when it acquires any option, futures contract, forward currency contract, foreign currency, or hedged investment to mitigate the effect of the foregoing rules, prevent its disqualification as a RIC, and minimize the imposition of federal income tax and the Excise Tax.
Certain Funds may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC and of any gain on its disposition of that stock (collectively, PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions of such income will not be eligible for the reduced maximum federal income tax rates on individual shareholders’ QDI.
If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain which the Fund would need to distribute to satisfy the distribution requirement and avoid imposition of the Excise Tax even if the QEF did not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because some of the information required to make this election may not be easily obtainable.

Each Fund may elect to “mark to market” its stock in PFICs it owns at the end of its taxable year, in which event it would be required to distribute to its shareholders any resulting gains in accordance with the distribution requirement. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the stock over a Fund’s adjusted basis therein (including mark-to-market gain for each prior taxable year for which an election was in effect) as of the end of that year. Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. A Fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.
Investors should note that a Fund’s determination whether a foreign corporation is a PFIC is a determination that is based on facts and circumstances and thus is subject to change, and the principles and methodology used in determining whether a foreign corporation is a PFIC are subject to interpretation. It is possible that a Fund could invest in a foreign corporation that becomes, or is determined to be, a PFIC after the Fund invests. It is anticipated that any federal income tax imposed on a Fund with respect to investments in PFICs would be insignificant.
For federal income tax purposes, debt securities purchased by a Fund, including zero coupon bonds, may be treated as having original issue discount (“OID”) (generally, the excess of the stated redemption price at maturity of a debt obligation over its issue price). OID is treated for those purposes as income earned by a Fund as it accrues, whether or not any payment is actually received, and therefore is subject to the distribution requirement. Generally, the accrual of OID is determined on the basis of a constant yield to maturity, which takes into account the compounding of accrued interest. Because each Fund annually must distribute substantially all of its investment company taxable income (determined without regard to any deduction for dividends paid), including any accrued OID, to satisfy the distribution requirement and to avoid imposition of the Excise Tax, a Fund may be required in a particular taxable year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund’s cash assets or from the proceeds of sales of its portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.
If a Fund purchases a debt security on a secondary market at a price lower than its stated redemption price, the difference is “market discount.” Generally, any gain realized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on the debt security. Market discount generally accrues in equal daily installments.
A Fund also may purchase debt securities at a premium (i.e., at a purchase price in excess of face amount). The premium may be amortized if a Fund so elects. The amortized premium is first offset against interest received on the securities and then allowed as a deduction and generally must be amortized under an economic accrual method. The amortized bond premium on a security will reduce a Fund’s adjusted tax basis in the security.
Income from direct investments in commodities and certain types of derivative contracts regarding commodities, such as certain swaps on commodity indices, is not “qualifying income” for purposes of the income requirement. Although the IRS had issued a large number of private letter rulings (“PLRs”) (which the Funds may not cite as precedent) beginning in 2006 stating that income a RIC derives from certain “structured notes that create a commodity exposure” (i.e., commodity-linked notes) constitutes qualifying income, the IRS (1) suspended the issuance of those rulings in July 2011 and (2) in September 2016 issued guidance providing that it will not “ordinarily” issue PLRs on any issue relating to the treatment of a corporation as a RIC that requires a determination of whether a financial instrument or position is a “security.” Further, the IRS revoked the earlier PLRs regarding commodity-linked notes, and it is highly unlikely that future PLRs addressing the status of those notes will be issued. Accordingly, if a Fund invests in those notes to an extent that might threaten its ability to satisfy the income requirement, the Fund may be unable to qualify as a RIC for one or more taxable years.
Taxation of the Shareholders
For United States federal income tax purposes, distributions paid out of a Fund's current or accumulated earnings and profits will, except in the case of distributions of qualified dividend income and capital gain dividends described below, be taxable as ordinary dividend income. Certain income distributions paid by a Fund (whether paid in cash or reinvested in additional Fund shares) to individual taxpayers are taxed at rates applicable to net long-term capital gains (20%, or 15% or 0% for individuals at certain income levels). This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the shareholder and the dividends are attributable to qualified dividend income received by the Fund itself. For this purpose, “qualified dividend income” means dividends received by a Fund from United States corporations and “qualified foreign corporations,” provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. There can be no assurance as to what portion of a Fund's dividend distributions will qualify for favorable treatment.

If a Fund engages in securities lending, the borrower generally will be obligated to pay the Fund an amount equal to ("in lieu of") any dividend paid on the loaned securities during the loan term. Even if the dividend otherwise would be QDI, distributions to the Fund's shareholders of such "in lieu of" payments will not be treated as such and instead will be taxed at the shareholders' marginal federal income tax rates.
Distributions of net capital gain, if any, designated as capital gains dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. A distribution of an amount in excess of a Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.
A Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will (i) be required to report his pro rata share of such gain on his tax return as long-term capital gain, (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.
At the time of your purchase of shares, the Fund's NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of Fund securities held by the Fund. A subsequent distribution of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.
Distributions generally are included in a shareholder’s gross income for the taxable year in which they are received. However, dividends and other distributions declared in October, November, or December and made payable to shareholders of record in such a month are deemed to have been received on December 31, if they are paid during the following January.
Any gain or loss a shareholder realizes on the redemption or exchange of shares of a Fund, or on receipt of a distribution in complete liquidation of a Fund, generally will be a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Any such gain an individual shareholder recognizes on a redemption or exchange of Fund shares that he or she has held for more than one year will qualify for the 15% or 20% maximum federal income tax rates mentioned in each Fund’s prospectus. Any loss realized on a redemption or exchange of shares will be disallowed to the extent the shares are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares; in such a case, the basis in the acquired shares will be adjusted to reflect the disallowed loss. Any loss a shareholder realizes on a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain the shareholder received with respect to such shares.
If a Fund’s distributions in a taxable year exceed its current and accumulated earnings and profits, the excess distributed to each shareholder will be treated as a “return of capital” to the extent of the shareholder’s basis in its shares and thereafter as capital gain. A return of capital distribution is not taxable, but it reduces a shareholder's basis in its shares and thus results in a higher capital gain or lower capital loss when the shares are redeemed. Distributions in excess of a Fund's distribution requirement, but not in excess of its earnings and profits, will be taxable to its shareholders and will not constitute non-taxable returns of capital.
For federal income tax purposes, net capital losses incurred by the Fund in a particular taxable year can be carried forward to offset net capital gains in any subsequent year until such loss carryforwards have been fully used, and such capital losses carried forward will retain their character as either short-term or long-term capital losses. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to the Fund and would not be distributed as such to shareholders.
The following table summarizes the capital loss carryforwards not subject to expiration for the applicable Funds as of April 30, 2026.

Fund	Short-Term Amount (000s)	Long-Term Amount (000s)
Victory Income Fund	$ -	($278,451)
Victory Short-Term Bond Fund	($1,719)	($33,055)
Victory Core Plus Intermediate Bond Fund	($68,190)	($283,590)
Victory High Income Fund	($26,641)	($233,795)
Victory Ultra Short-Term Bond Fund	($1,473)	($1,204)

Shareholders will receive information about the source and tax status of all distributions promptly after the close of each calendar year.
In addition to the requirement to report the gross proceeds from redemptions of Fund shares, each Fund (or its administrative agent) must report to the IRS the basis information for Fund shares purchased after December 31, 2011 ("Covered Shares") that are redeemed or exchanged and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. In addition, each Fund will indicate whether the lot has been adjusted for a wash sale. The requirement to report only the gross proceeds from a redemption or exchange of Fund shares will continue to apply to all non-Covered Shares.
Under the Foreign Account Tax Compliance Act (“FATCA”), foreign financial institutions (“FFIs”) and non-financial foreign entities (“NFFEs”) that are shareholders of a Fund may be subject to a generally nonrefundable 30% withholding tax on income dividends the Fund pays. As discussed more fully below, the FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI, and (b) by an NFFE that certifies its status as such and, in certain circumstances, information regarding substantial U.S. owners.
An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under the Code. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the IRS, and (3) meet certain other specified requirements. The U.S. Treasury has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA. An entity in one of those countries may be required to comply with the terms of the IGA instead of U.S. Treasury regulations.
An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country’s government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.
An NFFE that is the beneficial owner of a payment from a Fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, either that (1) it does not have any substantial U.S. owners or (2) it does have one or more such owners and reports the name, address, and taxpayer identification number of each such owner. The NFFE will report to the Fund or other applicable withholding agent, which will, in turn, report information to the IRS.
Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in a Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described in the Funds’ prospectuses. Foreign investors are urged to consult their tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in a Fund.
*  *  *  *  *
The foregoing discussion of certain federal tax considerations affecting each Fund and its shareholders is only a summary and is not intended as a substitute for careful tax planning. Purchasers of Fund shares should consult their own tax advisers as to the tax consequences of investing in shares, including under federal, state, local, and other tax laws. Finally, the foregoing discussion is based on current applicable provisions of the Code and the regulations promulgated thereunder, judicial authority, and administrative interpretations published by the date hereof; changes in any applicable authority could materially affect the conclusions discussed above, possibly retroactively, and such changes often occur.
Management of the Trust
The Board consists of seven Trustees who supervise the business affairs of the Trust. The Board is responsible for the general oversight of the Funds' business and for assuring that the Funds are managed in the best interests of each Fund's respective shareholders. The Board periodically reviews the Funds' investment performance as well as the quality of other services provided to the Funds and their shareholders by each of the Funds' service providers, including Victory Capital and its affiliates.
Board Leadership Structure
The Board is comprised of a super-majority (80% or more) of Trustees who are not “interested persons” (as defined under the 1940 Act) of the Funds (the “Independent Trustees”) and one Trustee who is an “interested person” of the Funds (the “Interested Trustee”). Mr. David Brown is deemed an “interested person” due to his position as Chief Executive Officer of Victory Capital, investment adviser to the Funds. Mr. Jefferson Boyce is the Chairman of the Board and presides at meetings of the Trustees and may call meetings of the

Board and any Board committee whenever he deems it necessary. The Chairman participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also acts as a liaison with the Funds' management, officers, and other Trustees generally between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified in this SAI or pursuant to the Trust’s Master Trust Agreement or By-laws, or as assigned by the Board, the designation of a Trustee as Chairman does not impose on that Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other Trustee, generally. The Chairman may call meetings of the Board and any Board committee whenever he deems it necessary and presides at meetings of the Trustees. The Chairman participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. In addition, the Chairman will coordinate activities performed by the Independent Trustees as a group and will serve as the main liaison between the Independent Trustees and the Funds' management and officers between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. The Board has designated a number of standing committees as further described below, each of which has a chairman. The Board also may designate working groups or ad hoc committees as it deems appropriate.
The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board considers leadership by an Independent Trustee as Chairman to be integral to promoting effective independent oversight of the Funds' operations and meaningful representation of the shareholders’ interests, given the number of funds offered by the Trust and the amount of assets that these funds represent. The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the Funds' shareholders. Nevertheless, the Board also believes that having an interested person serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, important elements in its decision-making process. In addition, the Board believes that the Interested Trustee provides the Board with the Adviser’s perspective in managing and sponsoring the Funds. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.
Board Oversight of Risk Management
As a series of a registered investment company, the Funds are subject to a variety of risks, including investment risks (such as, among others, market risk, credit risk, and interest rate risk), financial risks (such as, among others, settlement risk, liquidity risk, and valuation risk), compliance risks, and operational risks. The Trustees play an active role, as a full board and at the committee level, in overseeing risk management for the Funds. The Trustees delegate the day-to-day risk management of the Funds to various groups, including but not limited to, portfolio management, risk management, compliance, legal, fund accounting, and various committees discussed herein. These groups provide the Trustees with regular reports regarding investment, valuation, liquidity, and compliance, as well as the risks associated with each. The Trustees also oversee risk management for the Funds through regular interactions with the Funds' external auditors and periodic presentations from the Adviser.
The Board also participates in the Funds' risk oversight, in part, through the Funds' compliance program, which covers the following broad areas of compliance: portfolio management, trading practices, code of ethics, and protection of non-public information, accuracy of disclosures, safeguarding of fund assets, recordkeeping, marketing, fees, privacy, anti-money laundering, business continuity, valuation and pricing of funds shares, processing of fund shares, affiliated transactions, fund governance, and market timing. The Board also receives periodic updates regarding cybersecurity matters. The program seeks to identify and assess risk through various methods, including through regular interdisciplinary communications between compliance professionals, operational risk management, and business personnel who participate on a daily basis in risk management on behalf of the Funds. The Funds' chief compliance officer provides an annual compliance report and other compliance related briefings to the Board in writing and in person.
Victory Capital seeks to identify for the Board the risks that it believes may affect the Funds and develop processes and controls regarding such risks. However, risk management is a complex and dynamic undertaking and it is not always possible to comprehensively identify and/or mitigate all such risks at all times since risks are at times impacted by external events. In discharging its oversight responsibilities, the Board considers risk management issues throughout the year with the assistance of its various committees as described below. Each committee presents reports to the Board after its meeting, which may prompt further discussion of issues concerning the oversight of the Funds' risk management. The Board as a whole also reviews written reports or presentations on a variety of risk issues as needed and may discuss particular risks that are not addressed in the committee process.
Among other committees, the Board has established an Audit and Compliance Committee, which is composed solely of Independent Trustees and oversees management of financial risks and controls. The Audit and Compliance Committee serves as the channel of communication between the independent auditors of the Funds and the Board with respect to financial statements and financial reporting processes, systems of internal control, and the audit process. Although the Audit and Compliance Committee is responsible for overseeing the management of financial risks, the Board is regularly informed of these risks through committee reports.

Trustees and Officers
Set forth below are the Independent Trustees and the Interested Trustee, and each of their respective offices and principal occupations during the last five years, length of time served, information relating to any other directorships held, and the specific roles and experience of each Board member that factor into the determination that the Trustee should serve on the Board. Under the Trust’s organizational documents, each Trustee serves as a Trustee of the Trust during the lifetime of the Trust and until its termination except as such Trustee sooner dies, resigns, retires, or is removed. However, pursuant to a policy adopted by the Board, each elected or appointed Independent Trustee may serve as a Trustee until the Trustee reaches age 75, and the Interested Trustee may serve as a Trustee until the Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign, or may be removed by a written instrument signed by two-thirds of the number of Trustees before the removal, or may be removed by a vote of two-thirds of the outstanding shares of the Trust, at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders. The mailing address of the Trustees is 15935 La Cantera Parkway, San Antonio, TX 78256.
Independent Trustees
Name and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Jefferson C. Boyce (1957)	Independent Chair	January 2021 / September 2013	Retired.	45	Westhab, Inc., New York Theological Seminary, American Filtration Corp.
Dawn M. Hawley (1954)	Trustee	April 2014	Retired.	45	None
Daniel S. McNamara (1966)	Trustee	January 2012	Retired.	45	Accordant ODCE Index Fund
Richard Y. Newton, III (1956)	Trustee	March 2017	Managing Partner, Pioneer Partnership Development Group (12/15-present).	45	Terran Orbital Corp., American Made Filtration Corp.; Safeguard Acquisition Corp.
Barbara B. Ostdiek, Ph.D. (1964)	Trustee	January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	45	None
John C. Walters (1962)	Trustee	July 2019	Retired.	45	Guardian Variable Products Trust (16 series)

Interested Trustee
Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
David C. Brown (1972)	Trustee	July 2019
Chairman and Chief
Executive Officer
(2013-present), Victory
Capital Management
Inc.; Chief Executive
Officer and Chairman
(2013-present), Victory
Capital Holdings, Inc.;
Director, Victory Capital
Services, Inc. (2013-
present); Director,
Victory Capital Transfer
Agency, Inc. (2019-
present).

137 portfolios
comprised of 45
portfolios within the
Trust; 32 portfolios
within the Victory
Portfolios; 27 portfolios
within the Victory
Portfolios II; 26
portfolios within the
Victory Portfolios IV; 7
portfolios within the
Victory Variable
Insurance Funds II; and
Victory Pioneer ILS
Interval Fund
Trustee, Victory Portfolios, Victory Portfolios II, Victory Portfolios IV, and Victory Variable Insurance Funds II; Board Member, Victory Capital
Trustee Qualifications
The Board believes that all the Trustees bring to the Board a wealth of executive leadership experience derived from their service as executives, board members, and leaders of diverse companies, academic institutions, and community and other organizations. The Board also believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Trustee represent a diversity of experiences and a variety of complementary skills. In determining whether an individual is qualified to serve as a Trustee of the Funds, the Board considers a wide variety of information about the Trustee, and multiple factors contribute to the Board's decision. However, there are no specific required qualifications for Board membership. Each Trustee is determined to have the experience, skills, and attributes necessary to serve the Funds and their shareholders because each Trustee demonstrates an exceptional ability to consider complex business and financial matters, evaluate the relative importance and priority of issues, make decisions, and contribute effectively to the deliberations of the Board. The Board also considers the individual experience of each Trustee and determines that the Trustee’s professional experience, education, and background contribute to the diversity of perspectives on the Board. The business experience and objective thinking of the Trustees are considered invaluable assets for Victory Capital and, ultimately, the Funds' shareholders.
The following summarizes the experience and qualifications of the Trustees.
• Jefferson C. Boyce. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as over 13 years’ experience as a Board member of Victory Portfolios III.
• David C. Brown. Mr. Brown brings to the Board extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown’s extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds.
• Dawn M. Hawley. Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over 12 years’ experience as a Board member of Victory Portfolios III.
• Daniel S. McNamara. Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust, as well as over 14 years’ experience as a Board member of Victory Portfolios III.
• Richard Y. Newton, III. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as over nine years’ experience as a Board member of Victory Portfolios III.

• Barbara B. Ostdiek. Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over 18 years’ experience as a Board member of Victory Portfolios III.
• John C. Walters. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operational, financial, and investment risk as well as over seven years’ experience as a Board member of Victory Portfolios III.
Committees of the Board
• The Board typically conducts regular meetings five or six times a year to review the operations of the Funds in Victory Portfolios III. A portion of these meetings is devoted to various committee meetings of the Board, which focus on particular matters. In addition, the Board may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Board has four committees: Audit and Compliance Committee, Product Management and Distribution Committee, Corporate Governance Committee, and Investments Committee. The duties of these four Committees and their membership are as follows:
• Audit and Compliance Committee: The Audit and Compliance Committee of the Board of Trustees reviews the financial information and the independent auditor’s reports and undertakes certain studies and analyses as directed by the Board. The Audit and Compliance Committee has responsibility for the review of the Trust’s compliance program and the performance of the Trust’s chief compliance officer, as well as responsibility for certain additional compliance matters. The Audit and Compliance Committee is comprised of all Independent Trustees, with Ms. Hawley serving as the chair of the Committee.
• Product Management and Distribution Committee: The Product Management and Distribution Committee of the Board reviews the Funds offered by the Trust and the respective investment objectives and policies, as well as the Adviser’s selection of subadvisers; oversees the distribution and marketing of the Funds; and assists the Board in overseeing certain third-party service providers and related matters. The Product Management and Distribution Committee provides oversight with respect to the sale and distribution of shares of the Funds, including payments made by the Funds pursuant to the Trust’s 12b-1 Plan. The Product Management and Distribution Committee is comprised of all Trustees, with Mr. Walters serving as the chair of the Committee.
• Corporate Governance Committee: The Corporate Governance Committee of the Board maintains oversight of the organization, performance, and effectiveness of the Board and the Independent Trustees. The Corporate Governance Committee is responsible for maintaining a policy on Board tenure and term limitations for the Independent Trustees, establishing procedures to identify and recruit potential candidates for Board membership, and recommending candidates to fill any vacancy for Independent Trustees on the Board. The Corporate Governance Committee has adopted procedures to consider nominees recommended by shareholders. Shareholders may send recommendations to Mr. Richard Newton, chair of the Corporate Governance Committee. To be considered by the Board, any recommendations for a nomination submitted by a shareholder must include at least the following information: name; date of birth; contact information; education; business profession and other expertise; affiliations; experience relating to serving on the Board; and references. The Corporate Governance Committee is comprised of all Independent Trustees, with Mr. Newton serving as the chair of the Committee.
• Investments Committee: The Investments Committee assists the Board in fulfilling its responsibilities overseeing, among other things: the investment programs implemented by Victory Capital and/or, if applicable, the investment subadviser(s) for the Funds; the performance and portfolio composition of the Funds; and the valuation and liquidity of each Fund’s assets. In addition, the Investments Committee coordinates the Board’s consideration of investment advisory and underwriting agreements pursuant to Section 15(c) of the 1940 Act. The Investments Committee is comprised of all Trustees, with Dr. Ostdiek serving as the chair of the Committee.
During the Funds’ most recent fiscal year ended April 30, 2026, the Board held meetings five times. The Audit and Compliance Committee held four meetings; the Product Management and Distribution Committee held four meetings; the Corporate Governance Committee held four meetings; and the Investments Committee held four meetings.
There are no family relationships among the Trustees, officers, and managerial level employees of the Trust.
Officers of the Trust
The officers of the Trust are elected by the Board to actively supervise the Trust’s day-to-day operations. The officers of the Trust, their date of birth, the length of time served, and their principal occupations during the past five years are detailed in the following table.

Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Parkway, San Antonio, Texas 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.
Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Thomas Dusenberry (1977)	President and Principal Executive Officer	May 2022
Managing Director, Fund Administration, the Adviser
(April 2026-present). Mr. Dusenberry was formerly
Director, Fund Administration, the Adviser
(2023-2026); Manager, Fund Administration, the
Adviser (2022-2023); Treasurer and Principal Financial
Officer (2020-2022), Salient MF Trust, Salient
Midstream, MLP Fund, and Forward Funds; Principal
Financial Officer (2018-2021) and Treasurer
(2020-2021), Salient Private Access Funds and
Endowment PMF Funds; and Senior Vice President of
Fund Accounting and Operations, Salient Partners
(2020-2022). Mr. Dusenberry also serves as President
of Victory Portfolios, Victory Portfolios II, Victory
Portfolios IV, Victory Variable Insurance Funds II, and
Victory Pioneer ILS Interval Fund.

Scott Stahorsky (1969)	Vice President	July 2019
Director, Third-Party Dealer Services & Regulatory
Administration, Fund Administration, the Adviser
(2023-present); and Vice President, Victory Capital
Transfer Agency, Inc. (2023-present). Mr. Stahorsky
was formerly Manager, Fund Administration, the
Adviser (2015-2023). Mr. Stahorsky also serves as Vice
President of Victory Portfolios, Victory Portfolios II,
Victory Portfolios IV, Victory Variable Insurance Funds
II, and Victory Pioneer ILS Interval Fund.

Christopher J. Kelley (1964)	Secretary	December 2025
Associate General Counsel, Registered Funds Chief
Legal Officer, the Adviser (2025-present). Mr. Kelley
was formerly Senior Vice President and Deputy General
Counsel of Amundi US (2024-2025); Vice President
and Associate General Counsel of Amundi US
(2008-2024); and Secretary and Chief Legal Officer of
the Pioneer Funds (2010-2025). Mr. Kelley also serves
as Secretary of Victory Portfolios, Victory Portfolios II,
Victory Portfolios IV, Victory Variable Insurance Funds
II, and Victory Pioneer ILS Interval Fund.

Thomas Reyes (1962)	Assistant Secretary	December 2025
Associate General Counsel, the Adviser (2025-present).
Mr. Reyes was formerly Associate General Counsel of
Amundi US (2023-2025); Assistant Secretary of the
Pioneer Funds (2010-2025); and Assistant General
Counsel of Amundi US (2013-2023). Mr. Reyes also
serves as Assistant Secretary of Victory Portfolios,
Victory Portfolios II, Victory Portfolios IV, Victory
Variable Insurance Funds II, and Victory Pioneer ILS
Interval Fund.

Patricia McClain (1962)*	Assistant Secretary	June 2024
Director, Regulatory Administration, Fund
Administration, the Adviser (2019-present). Ms.
McClain also serves as Assistant Secretary of Victory
Portfolios, Victory Portfolios II, Victory Portfolios IV,
Victory Variable Insurance Funds II, and Victory
Pioneer ILS Interval Fund.

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Carol D. Trevino (1965)	Treasurer and Principal Financial and Accounting Officer	October 2024
Director, Financial Reporting, Fund Administration, the
Adviser (2023-present). Ms. Trevino was formerly
Director, Accounting and Finance, the Adviser
(2019-2023). Ms. Trevino also serves as Assistant
Treasurer of Victory Portfolios, Victory Portfolios II,
Victory Portfolios IV, Victory Variable Insurance Funds
II, and Victory Pioneer ILS Interval Fund

Christopher Ponte (1984)	Assistant Treasurer	May 2023
Director, Fund and Broker Dealer Finance, Fund
Administration, the Adviser (2023-present); Director,
Victory Capital Transfer Agency, Inc. (2023-present);
and Chief Financial Officer, Victory Capital Services,
Inc. (2018-present). Mr. Ponte was formerly Manager,
Fund Administration, the Adviser (2017-2023). Mr.
Ponte also serves as Assistant Treasurer of Victory
Portfolios, Victory Portfolios II, Victory Portfolios IV,
Victory Variable Insurance Funds II, and Victory
Pioneer ILS Interval Fund.

Chris Frazier (1974)	Assistant Treasurer	March 2026
Senior Manager of Financial Reporting, the Adviser
(2025-present). Mr. Frazier was formerly Senior
Manager of Financial Reporting at Amundi US
(2005-2025). Mr. Frazier also serves as Assistant
Treasurer of Victory Portfolios, Victory Portfolios II,
Victory Portfolios IV, Victory Variable Insurance Funds
II, and Victory Pioneer ILS Interval Fund.

Sean Fox (1976)	Chief Compliance Officer	June 2022
Chief Compliance Officer, the Adviser (2022-present).
Mr. Fox was formerly Deputy Chief Compliance
Officer, the Adviser (2021-2022); and Senior
Compliance Officer, the Adviser (2019-2021). Mr. Fox
also serves as Chief Compliance Officer for Victory
Portfolios, Victory Portfolios II, Victory Portfolios IV,
Victory Variable Insurance Funds II, and Victory
Pioneer ILS Interval Fund.

D. Brent Rowse (1981)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	October 2024
Senior Compliance Officer, the Adviser (2023-present).
Mr. Rowse was formerly Compliance Officer, the
Adviser (2019-2023). Mr. Rowse also serves as the
Anti-Money Laundering Compliance Officer and
Identity Theft Officer for Victory Portfolios, Victory
Portfolios II, Victory Portfolios IV, Victory Variable
Insurance Funds II, and Victory Pioneer ILS Interval
Fund, and the Anti-Money Laundering Compliance
Officer for Victory Capital Services, Inc.

* Effective December 4, 2025, Ms. McClain transitioned from Secretary to Assistant Secretary.
Trustees’ Fund Ownership
The following tables set forth the dollar range of total equity securities beneficially owned by the Trustees of the Funds listed in this SAI and in all of the Victory Funds overseen by the Trustees as of the calendar year ended December 31, 2025. As of July 31, 2026, the officers and Trustees of the Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of the Trust.
Independent Trustees
Trustee	Dollar Range of Beneficial Ownership of Fund Shares	Aggregate Dollar Range of Beneficial Ownership of Shares of All Series of the Victory Portfolios III Complex
Jefferson C. Boyce	Victory Income Stock Fund: $10,001-$50,000	$50,001-$100,000

Trustee	Dollar Range of Beneficial Ownership of Fund Shares	Aggregate Dollar Range of Beneficial Ownership of Shares of All Series of the Victory Portfolios III Complex
Dawn M. Hawley	Victory Ultra Short-Term Bond Fund: $10,001-$50,000 Victory Core Plus Intermediate Bond Fund: $10,001-$50,000 Victory Value Fund: Over $100,000	Over $100,000
Daniel S. McNamara	Victory Core Plus Intermediate Bond Fund: Over $100,000 Victory Short-Term Bond Fund: $50,001-$100,000	Over $100,000
Richard Y. Newton, III	None	None
Barbara B. Ostdiek, Ph.D.
Victory Nasdaq-100 Index Fund: $10,001-$50,000
Victory 500 Index Fund: $10,001-$50,000
Victory Money Market Fund: Over $100,000
Victory Science & Technology Fund: $10,001 -
$50,000
Victory Small Cap Stock Fund: $1-$10,000
Victory Value Fund: $10,001-$50,000
Victory Capital Growth Fund: $1-$10,000
Over $100,000
John C. Walters	Victory Core Plus Intermediate Bond Fund: Over $100,000	Over $100,000
Interested Trustee
Trustee	Dollar Range of Beneficial Ownership of Fund Shares	Aggregate Dollar Range of Beneficial Ownership of Shares of All Series of the Victory Portfolios III Complex
David C. Brown	None	None
Compensation
The following tables set forth information describing the compensation of the current Trustees of the Trust for their services as Trustees for the fiscal year ended April 30, 2026. As of April 30, 2026, the Victory Portfolios III consisted of one registered investment company offering 45 individual funds. The Trust does not maintain a retirement plan for its Trustees.
Independent Trustees

Trustee	Aggregate Compensation from the Funds	Aggregate Compensation from the Trust
Jefferson C. Boyce	$157,000	$392,500
Dawn M. Hawley	$137,000	$342,500
Daniel S. McNamara	$127,000	$317,500
Richard Y. Newton, III	$135,000	$337,500
Barbara B. Ostdiek, Ph.D.	$135,000	$337,500
John C. Walters	$135,000	$337,500
Interested Trustee

Trustee	Aggregate Compensation from the Funds	Aggregate Compensation from the Trust
David C. Brown*	None	None
*
David C. Brown is affiliated with the Trust's Investment Adviser, Victory Capital. Accordingly, he receives no remuneration from the Trust or any other fund of the Victory Portfolios Complex.

Control Persons and Principal Shareholders
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company, who acknowledges the existence of control, or by whom the Fund acknowledges control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of a Fund. Since the economic benefit of investing in a Fund is passed through to the underlying investors of the record owners of 25% or more of the Fund shares, these record owners are not considered the beneficial owners of the Fund’s shares or control persons of the Fund.
Control Persons
As of July 31, 2026, there were no control persons of the Funds.
Principal Shareholders
As of July 31, 2026, the following persons were known to own of record or beneficially 5% or more of the outstanding shares of the share class and Fund indicated in the table below. “Record” ownership means the shareholder of record, or the exact name of the shareholder on the account, e.g., “ABC Brokerage, Inc.” “Beneficial” ownership refers to the actual pecuniary, or financial, interest in the security, e.g., “Jane Doe Shareholder.”

Fund - Class	Name and Address of Owner	Percentage Owned of Record
VICTORY 500 INDEX FUND MEMBER SHARES	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	38.11%
	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	7.08%
VICTORY 500 INDEX FUND REWARD SHARES	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	26.24%
VICTORY AGGRESSIVE GROWTH FUND INSTITUTIONAL SHARES	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	66.37%
	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	10.71%
VICTORY AGGRESSIVE GROWTH FUND SHARES	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	17.08%
VICTORY CAPITAL GROWTH FUND INSTITUTIONAL SHARES	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	28.29%
	RAYMOND JAMES & ASSOCIATES, INC. 880 CARILLON PARKWAY ST PETERSBURG FL 3373-32749	5.93%
	RAYMOND JAMES FINANCIAL SERVICES, INC. 880 CARILLON PARKWAY ST PETERSBURG FL 3373-32749	10.39%
	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	12.14%
VICTORY CAPITAL GROWTH FUND SHARES	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	17.82%

Fund - Class	Name and Address of Owner	Percentage Owned of Record
VICTORY CORE PLUS INTERMEDIATE BOND FUND CLASS A	EDWARD D. JONES & CO., L.P. 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3729	22.11%
	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 10577-2530	10.39%
	MERRILL LYNCH, PIERCE, FENNER & SMITH ATTN: COMPENSATION TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	5.32%
	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	13.35%
	VOYA INSTITUTIONAL TRUST COMPANY ONE ORANGE WAY WINDSOR CT 06095	40.42%
VICTORY CORE PLUS INTERMEDIATE BOND FUND CLASS C	WELLS FARGO CLEARING SERVICES, LLC. ATTN: DEBBIE BELL MAILCODE: MO3970 1 NORTH JEFFERSON AVENUE ST. LOUIS MO 63103	12.57%
	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 10577-2530	75.41%
	MERRILL LYNCH, PIERCE, FENNER & SMITH ATTN: COMPENSATION TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	5.92%
VICTORY CORE PLUS INTERMEDIATE BOND FUND INSTITUTIONAL SHARES	MAC AND CO A C 684261 PO BOX 3198 525 WILLIAM PENN PLACE ATTN MUTUAL FUND OPERATIONS PITTSBURGH PA 1523-03198	16.15%
	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 105772530	10.96%
	MERRILL LYNCH, PIERCE, FENNER & SMITH ATTN: COMPENSATION TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	8.40%
	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	17.41%
	GERLACH AND CO LLC CITIBANK OPEN WE1 3800 CITIGROUP CTR BUILDING B3 14 TAMPA FL 33610	15.11%
	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	9.24%
	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	7.07%
VICTORY CORE PLUS INTERMEDIATE BOND FUND SHARES	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	31.54%

Fund - Class	Name and Address of Owner	Percentage Owned of Record
	LPL FINANCIAL LLC 1055 LPL WAY FORT MILL SC 29715	11.43%
VICTORY EXTENDED MKT INDEX FUND SHARES	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	30.11%
VICTORY GROWTH & INCOME FUND INSTITUTIONAL SHARES	RAYMOND JAMES & ASSOCIATES, INC. 880 CARILLON PARKWAY SAINT PETERSBURG FL 33733-2749	5.77%
	RAYMOND JAMES FINANCIAL SERVICES, INC. 880 CARILLON PARKWAY SAINT PETERSBURG FL 33733-2749	5.08%
	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	8.15%
	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	47.44%
VICTORY GROWTH & INCOME FUND SHARES	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	12.57%
VICTORY GROWTH FUND INSTITUTIONAL SHARES	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	69.97%
	MATRIX TRUST COMPANY TRUSTEE VICTORY CAPITAL MANAGEMENT INC 40 PO BOX 52129 PHOENIX AZ 85072-2129	5.70%
VICTORY GROWTH FUND SHARES	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	20.60%
VICTORY HIGH INCOME FUND SHARES	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	30.87%
VICTORY HIGH INCOME FUND INSTITUTIONAL SHARES	MAC AND CO A C 684262 PO BOX 3198 525 WILLIAM PENN PLACE ATTN MUTUAL FUND OPERATIONS PITTSBURGH PA 15230-3198	27.23%
	GERLACH AND CO LLC CITIBANK OPEN WE1 3800 CITIGROUP CTR BUILDING B3 14 TAMPA FL 33610	63.07%
VICTORY INCOME FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	92.24%
VICTORY INCOME FUND CLASS R6	VOYA INSTITUTIONAL TRUST COMPANY AS FOR GWINNETT COUNTY RETIREMENT PLAN ONE ORANGE WAY WINDSOR CT 06095	13.36%
	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	36.07%

Fund - Class	Name and Address of Owner	Percentage Owned of Record
	MATRIX TRUST COMPANY TRUSTEE FBO VICTORY CAPITAL MANAGEMENT INC 40 PO BOX 52129 PHOENIX AZ 85072-2129	6.89%
	MATRIX TRUST COMPANY TRUSTEE FBO VICTORY CAPITAL MANAGEMENT INC DE PO BOX 52129 PHOENIX AZ 85072-2129	15.86%
	EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	5.93%
VICTORY INCOME FUND INSTITUTIONAL SHARES	MAC AND CO A C 684253 PO BOX 3198 525 WILLIAM PENN PLACE ATTN MUTUAL FUND OPERATIONS PITTSBURGH PA 15230-3198	24.19%
	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	72.02%
VICTORY INCOME FUND SHARES	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	34.46%
VICTORY INCOME STOCK FUND INSTITUTIONAL SHARES	MAC AND CO A C 684256 PO BOX 3198 525 WILLIAM PENN PLACE ATTN MUTUAL FUND OPERATIONS PITTSBURGH PA 15230-3198	76.04%
	GERLACH AND CO LLC CITIBANK OPEN WE1 3800 CITIGROUP CTR BUILDING B3 14 TAMPA FL 33610	16.83%
VICTORY INCOME STOCK FUND SHARES	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	14.31%
VICTORY NASDAQ-100 INDEX FUND SHARES	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	37.63%
VICTORY NASDAQ-100 INDEX FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	68.12%
	VOYA INSTITUTIONAL TRUST ONE ORANGE WAY WINDSOR CT 06095	15.06%
VICTORY NASDAQ-100 INDEX FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	10.85%
	LPL FINANCIAL LLC 1055 LPL WAY FORT MILL SC 29715	36.87%
	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	11.37%

Fund - Class	Name and Address of Owner	Percentage Owned of Record
VICTORY NASDAQ-100 INDEX FUND CLASS R6	GERLACH AND CO LLC CITIBANK OPEN WE1 3800 CITIGROUP CTR BUILDING B3 14 TAMPA FL 33610	33.13%
	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	14.12%
	VOYA INSTITUTIONAL TRUST COMPANY ONE ORANGE WAY WINDSOR CT 06095	12.37%
	PRINCIPAL SECURITIES, INC. C/O PEN TRADE OPS N-004 PO BOX 14597 DES MOINES IA 50306	5.27%
VICTORY NASDAQ-100 INDEX FUND INSTITUTIONAL SHARES	MAC & CO 500 GRANT STREET ROOM 151-1010 ATTN MUTUAL FUND OPERATIONS PITTSBURGH PA 15258	82.56%
VICTORY NASDAQ-100 INDEX FUND SHARES	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	15.97%
VICTORY SCIENCE & TECHNOLOGY FUND CLASS A	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 10577-2530	5.03%
	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	87.42%
VICTORY SCIENCE & TECHNOLOGY FUND SHARES	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	19.79%
VICTORY SHORT TERM BOND FUND SHARES	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	29.25%
	LPL FINANCIAL LLC 1055 LPL WAY FORT MILL SC 29715	10.86%
VICTORY SHORT-TERM BOND FUND CLASS A	EDWARD D. JONES & CO., L.P. 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3729	45.74%
	MERRILL LYNCH, PIERCE, FENNER & SMITH ATTN: COMPENSATION TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 32246-6484	7.13%
	JOHN HANCOCK TRUST COMPANY LLC 200 BERKELEY ST BOSTON MA 02116-5023	25.75%
VICTORY SHORT-TERM BOND FUND CLASS R6	EDWARD D. JONES & CO., L.P. 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3729	71.65%
	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	16.54%

Fund - Class	Name and Address of Owner	Percentage Owned of Record
VICTORY SHORT-TERM BOND FUND INSTITUTIONAL SHARES	MAC AND CO A C 684257 PO BOX 3198 525 WILLIAM PENN PLACE ATTN MUTUAL FUND OPERATIONS PITTSBURGH PA 15230-3198	53.27%
	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 10577-2530	8.09%
	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	6.79%
	GERLACH AND CO LLC CITIBANK OPEN WE1 3800 CITIGROUP CTR BUILDING B3 14 TAMPA FL 33610	11.04%
	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	8.74%
VICTORY SMALL CAP STOCK FUND INSTITUTIONAL SHARES	MAC AND CO A C 684263 PO BOX 3198 525 WILLIAM PENN PLACE ATTN MUTUAL FUND OPERATIONS PITTSBURGH PA 15230-3198	66.07%
	GERLACH AND CO LLC CITIBANK OPEN WE1 3800 CITIGROUP CTR BUILDING B3 14 TAMPA FL 33610	31.61%
VICTORY SMALL CAP STOCK FUND SHARES	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	22.12%
VICTORY TAX EXEMPT LONG-TERM FUND INSTITUTIONAL SHARES	UBS FINANCIAL SERVICES INC. C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000 HARBOR BLVD 7TH FL WEEHAWKEN NJ 07086-6727	67.77%
	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	27.43%
VICTORY ULTRA SHORT-TERM BOND FUND CLASS A	STIFEL, NICOLAUS & COMPANY, INCORPORATED 501 NORTH BROADWAY SAINT LOUIS MO 63102	9.41%
	STIFEL, NICOLAUS & COMPANY, INCORPORATED 501 NORTH BROADWAY SAINT LOUIS MO 63102	18.77%
	STIFEL, NICOLAUS & COMPANY, INCORPORATED 501 NORTH BROADWAY SAINT LOUIS MO 63102	9.83%
	LPL FINANCIAL LLC 1055 LPL WAY FORT MILL SC 29715	8.06%
	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	21.34%

Fund - Class	Name and Address of Owner	Percentage Owned of Record
VICTORY ULTRA SHORT-TERM BOND FUND CLASS R6	NATIONWIDE INVESTMENT SERVICES CORP. CO IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	8.95%
	MATRIX TRUST COMPANY TRUSTEE FBO E B BRADLEY COMPANY 717 17TH STREET SUITE 1300 DENVER CO 80202	8.13%
	MATRIX TRUST COMPANY TRUSTEE FBO VICTORY CAPITAL MANAGEMENT INC 40 PO BOX 52129 PHOENIX AZ 85072-2129	36.41%
	MATRIX TRUST COMPANY TRUSTEE FBO VICTORY CAPITAL MANAGEMENT INC DE PO BOX 52129 PHOENIX AZ 85072-2129	43.24%
VICTORY ULTRA SHORT-TERM BOND FUND INSTITUTIONAL SHARES	UBS FINANCIAL SERVICES INC. C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000 HARBOR BLVD 7TH FL WEEHAWKEN NJ 07086-6727	21.39%
	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	58.05%
	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	8.62%
VICTORY ULTRA SHORT-TERM BOND FUND SHARES	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	28.15%
	LPL FINANCIAL LLC 1055 LPL WAY FORT MILL SC 29715	21.74%
VICTORY VALUE FUND INSTITUTIONAL SHARES	MAC AND CO A C 684258 PO BOX 3198 525 WILLIAM PENN PLACE ATTN MUTUAL FUND OPERATIONS PITTSBURGH PA 15230-3198	99.26%
VICTORY VALUE FUND SHARES	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	27.08%
The Trust’s Adviser and Other Service Providers
Investment Adviser
Victory Capital, a New York corporation registered as an investment adviser with the SEC, serves as investment adviser to the Funds. Victory Capital’s principal business address is 15935 La Cantera Pkwy, San Antonio, Texas 78256. Victory Capital is an indirect wholly-owned subsidiary of Victory Capital Holdings, Inc. (“VCH”) a publicly traded Delaware corporation. As of July 31, 2026, Victory Capital managed assets totaling in excess of $348.8 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds. Effective July 1, 2019, VCH acquired AMCO from its parent company and Victory Capital became the adviser to the Funds.
Subject to the authority of the Board, the Adviser is responsible for the overall management and administration of the Funds’ business affairs. Victory Capital is responsible for selecting each Fund’s investments according to the Fund’s investment objective, policies, and restrictions. Victory Capital is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. The Advisory Agreement also authorizes Victory Capital to retain one or more Subadvisers for the management of all or a portion of a Fund’s investment. Under the Advisory Agreement, the Adviser is responsible for monitoring the services furnished pursuant to the Subadvisory Agreements and making recommendations to the Board with respect to the retention or replacement of Subadvisers and renewal of Subadvisory Agreements.
Advisory Agreement
Under the Advisory Agreement, the Adviser provides an investment program, carries out the investment policy, and manages the portfolio assets for each Fund. The Adviser is authorized, subject to the control of the Board of the Trust, to determine the selection, amount, and time to buy or sell securities for each Fund.
For these services under this agreement, each Fund has agreed to pay the Adviser a fee computed as described under Organization and Management of the Fund in the prospectus. Management fees are computed and accrued daily and are payable monthly. The Adviser compensates all personnel, officers, and Trustees of the Trust if such persons are also employees of the Adviser or its affiliates.
The management fees of each Fund (except the Victory Money Market Fund, Victory Extended Market Index Fund, Victory 500 Index Fund, Victory Nasdaq-100 Index Fund, and Victory Global Managed Volatility Fund) are based upon two components: (1) a base investment management fee, which is accrued daily and paid monthly, computed at an annual rate based on the average daily net assets of the Fund and (2) a performance adjustment that will be added to or subtracted from the base investment management fee depending upon the performance of the Fund relative to a relevant Lipper Index. Each Fund’s performance will be compared to the Lipper Index as listed below:

Fund	Lipper Index
Victory Aggressive Growth Fund	Large-Cap Growth Funds Index
Victory Capital Growth Fund	Global Funds Index
Victory Growth Fund	Large-Cap Growth Funds Index
Victory Growth & Income Fund	Multi-Cap Core Funds Index
Victory High Income Fund	High Yield Bond Funds Index
Victory Income Fund	A Rated Bond Funds Index
Victory Income Stock Fund	Equity Income Funds Index
Victory Core Plus Intermediate Bond Fund	Core Plus Bond Funds Index
Victory Science & Technology Fund	Science & Technology Funds Index
Victory Short-Term Bond Fund	Short Investment Grade Debt Funds Index
Victory Small Cap Stock Fund	Small-Cap Core Funds Index
Victory Value Fund	Multi-Cap Value Funds Index
Victory Ultra Short-Term Bond Fund	Ultra Short Obligations Funds Index
With respect to the Victory Money Market Fund, Victory Extended Market Index Fund, Victory 500 Index Fund, Victory Nasdaq-100 Index Fund, and Victory Global Managed Volatility Fund, the management fee does not include a performance adjustment.
Except for the services and facilities provided by the Adviser, the Funds pay all other expenses incurred in their operations. Expenses for which the Funds are responsible include taxes (if any); brokerage commissions on portfolio transactions (if any); expenses of issuance and redemption of shares; charges of transfer agents, custodians, and dividend disbursing agents; cost of preparing and distributing proxy material and all other expenses incidental to holding meetings of shareholders, including proxy solicitations therefor, unless otherwise required; auditing and legal expenses; certain expenses of registering and qualifying shares for sale; fees of Trustees who are not interested persons (not affiliated) of the Adviser; administrator, custodian, pricing and bookkeeping, registrar and transfer agent fees and expenses; fees and expenses related to the registration and qualification of the Funds’ shares for distribution under state and federal securities laws; expenses of typesetting for printing prospectuses and SAIs and supplements thereto expenses of printing and mailing these sent to existing shareholders; (xi) insurance premiums for fidelity bonds and other coverage to the extent approved by the Trust’s Board of Trustees; (xii) association membership dues authorized by the Trust’s Board of Trustees; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Trust is a party (or to which the Funds’ assets are subject) and any legal obligation for which the Trust may have to provide indemnification to the Trust’s Trustees and officers.
The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the services pursuant thereto, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.

The Advisory Agreement will remain in effect until June 30, 2027, for each Fund and will continue in effect from year to year thereafter for each Fund as long as it is approved at least annually (i) by a vote of the outstanding voting securities of the Fund (as defined by the 1940 Act) or by the Board (on behalf of the Fund), and (ii) by vote of a majority of the Trustees who are not interested persons of the Adviser or (otherwise than as Trustees) of the Trust cast, at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time, without payment of any penalty, by either the Trust or Victory Capital on 60 days’ written notice and will automatically terminate in the event of its assignment (as defined by the 1940 Act).
The following management fees were paid to Victory Capital for the last three fiscal years ended April 30.
Fund	2026	2025	2024
Victory Aggressive Growth Fund	$11,220,934	$9,573,344	$7,395,108
Victory Growth Fund	$17,100,355	$16,828,882	$14,717,827
Victory Growth & Income Fund	$12,875,905	$12,559,576	$10,541,011
Victory Income Stock Fund	$13,162,096	$13,952,834	$12,904,056
Victory Income Fund	$11,700,987	$13,644,805	$14,776,228
Victory Short-Term Bond Fund	$6,691,639	$6,521,865	$6,181,908
Victory Science & Technology Fund	$9,369,602	$8,544,379	$7,243,693
Victory Money Market Fund	$4,983,090	$4,957,998	$4,884,936
Victory Core Plus Intermediate Bond Fund	$17,935,786	$17,174,709	$13,027,236
Victory High Income Fund	$5,197,932	$4,849,576	$4,907,255
Victory Small Cap Stock Fund	$5,847,353	$6,023,471	$6,479,808
Victory Capital Growth Fund	$7,770,628	$7,385,857	$6,647,863
Victory Value Fund	$8,970,557	$8,859,474	$7,864,427
Victory Extended Market Index Fund	$740,318	$757,353	$721,638
Victory 500 Index Fund	$13,921,056	$12,549,771	$10,616,123
Victory Nasdaq-100 Index Fund	$15,791,229	$13,599,598	$10,845,252
Victory Global Managed Volatility Fund	$2,557,867	$2,969,925	$3,024,607
Victory Ultra Short-Term Bond Fund	$828,234	$709,139	$847,395
Fee Waiver and Expense Reimbursements
The Adviser has contractually agreed to reimburse expenses so that the total annual operating expenses (excluding certain items such as acquired fund fees and expenses, interest, taxes, brokerage commissions, capitalized expenses, and other extraordinary expenses) do not exceed a certain amount for each Fund through at least August 31, 2027. The Adviser is permitted to recoup any reimbursed expenses for up to three years after the date of the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Funds’ Board of Trustees.
From time to time, the Adviser may, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by a Fund.

For the last three fiscal years ended April 30, Victory Capital reimbursed the Funds as follows:
Fund	2026	2025	2024
Victory Aggressive Growth Fund	$11,638	$16,191	$14,042
Victory Growth Fund	$20,917	$15,919	$19,212
Victory Growth & Income Fund	$20,592	$20,023	$32,264
Victory Income Stock Fund	$13,144	$26,909	$50,138
Victory Income Fund	$23,054	$87,613	$226,203
Victory Short-Term Bond Fund	$14,241	$14,748	$62,374
Victory Science & Technology Fund	$49	$ -	$735
Victory Money Market Fund	$ -	$102,688	$38,321
Victory Core Plus Intermediate Bond Fund	$209,956	$442,063	$449,113
Victory High Income Fund	$75,781	$81,652	$96,204
Victory Small Cap Stock Fund	$42,765	$47,912	$71,740
Victory Capital Growth Fund	$17,024	$16,214	$13,280
Victory Value Fund	$1,294	$7,940	$46,115
Victory 500 Index Fund	$3,071,154	$2,850,012	$2,571,602
Victory Nasdaq-100 Index Fund	$65,763	$62,884	$52,605
Victory Global Managed Volatility Fund	$438,159	$445,090	$391,011
Victory Ultra Short-Term Bond Fund	$32,394	$30,689	$42,208
For the last three fiscal years ended April 30, Victory Capital recouped management fees previously waived and/or reimbursed in the amounts listed in the table below.
Fund	2026	2025	2024
Victory Aggressive Growth Fund Institutional Shares	$1,196	$–	$–
Victory Growth Fund Institutional Shares	$–	$5,092	$26,059
Victory Income Stock Fund Institutional Shares	$–	$1,903	$9,844
Victory Income Fund Institutional Shares	$11,695	$32,829	$35,407
Victory Income Fund Shares	$134,329	$68,580	$14,000
Victory Short-Term Bond Fund Shares	$–	$–	$17,525
Victory Short-Term Bond Fund Institutional Shares	$–	$47,990	$42,636
Victory Science & Technology Fund Shares	$–	$–	$31,382
Victory Money Market Fund Shares	$134,110	$–	$4,712
Victory Core Plus Intermediate Bond Fund Class A	$–	$1,692	$5,542

Fund	2026	2025	2024
Victory Core Plus Intermediate Bond Fund Class C	$–	$–	$375
Victory Core Plus Intermediate Bond Fund	$180,993	$46,077	$–
Victory Core Plus Intermediate Bond Fund Class R6	$35,066	$–	$–
Victory High Income Fund Shares	$–	$50,901	$25,568
Victory Small Cap Stock Fund Institutional Shares	$–	$7,752	$–
Victory Value Fund Institutional Shares	$18,600	$23,831	$772
Victory 500 Index Fund Member Shares	$–	$–	$5,620
Victory Ultra Short-Term Bond Fund Institutional Shares	$27,403	$36,226	$16,500
Victory Ultra Short-Term Bond Fund Class R6	$–	$–	$609
Victory Ultra Short-Term Bond Fund Shares	$–	$–	$8,616
Computing the Performance Adjustment
For any month, the base investment management fee of each Fund will equal the Fund’s average daily net assets for that month multiplied by the annual base investment management fee rate for the Fund, multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The Investment Advisory Agreement with Victory Capital permits calculation and application of the performance adjustment (1) on a class-by-class basis or (2) by designating a single share class of a Fund for purposes to calculate the performance adjustment, and then applying the same performance adjustment to each other class of shares of the Fund. The performance adjustment is currently calculated separately for each share class on a monthly basis and is added to or subtracted from the base investment management fee depending upon the performance over the performance period of the respective share class relative to the performance of each Fund's relevant Lipper Index. The methodology for calculating the performance adjustment may change in the future, as approved by the Board of the Trust and consistent with the terms of the Investment Advisory Agreement.
The performance period for each Fund consists of the current month plus the previous 35 months (or the number of months since the date of the investment advisory agreement, if shorter). The annual performance adjustment rate is multiplied by the average daily net assets of the Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base investment management fee as referenced in the chart below:

Fixed Income Funds:
Victory High Income Fund
Victory Income Fund
Victory Core Plus Intermediate Bond Fund
Victory Short-Term Bond Fund
Victory Ultra Short-Term Bond Fund

Over/Under Performance Relative to Index (in basis points) [1]	Annual Adjustment Rate (in basis points as a percentage of a Fund’s average daily net assets)
+/- 20 to 50	+/– 4
+/– 51 to 100	+/– 5
+/– 101 and greater	+/– 6
1 Based on the difference between the average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. The performance adjustment rate included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36-month performance period.

Equity Funds:
Victory Aggressive Growth Fund	Victory Value Fund
Victory Growth Fund	Victory Growth & Income Fund
Victory Income Stock Fund	Victory Science & Technology Fund
Victory Small Cap Stock Fund	Victory Capital Growth Fund

Over/Under Performance Relative to Index (in basis points) [1]	Annual Adjustment Rate (in basis points as a percentage of a Fund’s average daily net assets)
+/– 100 to 400	+/– 4
+/– 401 to 700	+/– 5
+/– 701 and greater	+/– 6
1
Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. The performance adjustment rate included in the investment advisory fee may differ from the maximum over/under Annual Adjustment Rate due to differences in average net assets for the reporting period and rolling 36-month performance period.
Each Fund measures its investment performance by comparing the beginning and ending redeemable value of an investment in the Fund during the measurement period, assuming the reinvestment of dividends and capital gain distributions during the period. Lipper uses this same methodology when it measures the investment performance of the component mutual funds within the respective Lipper Index. Because the adjustment to the base investment management fee is based upon the Fund’s performance compared to the investment record of its Lipper Index, the controlling factor as to whether a performance adjustment will be made is not whether the Fund’s performance is up or down per se, but whether it is up or down more or less than the record of its respective Lipper Index. Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.
For Funds that offer multiple classes of shares, the performance adjustment is determined on a class-by-class basis. In some circumstances, the Adviser has agreed to waive certain expenses of the Funds, the impact of which may be to increase the performance of those Funds. Any corresponding increase in the performance of a Fund may contribute to a positive performance adjustment.
Subadvisory Agreements
The Manager has entered into Subadvisory Agreements dated July 1, 2019, with Granahan Investment Management, LLC (“GIM”), Wellington Management Company LLP (“Wellington Management”), and Loomis, Sayles & Company, L.P. (“Loomis Sayles”) under which each Subadviser is engaged to provide day-to-day discretionary management of the portion of the applicable Fund’s assets allocated to it by the Manager. Each Subadviser will manage the applicable Fund’s assets in accordance with that Fund’s investment objective(s), policies, and restrictions, subject to the general supervision of the Manager and the Board. The Manager may allocate all, a portion, or none of a Fund’s assets to a Subadviser in its discretion.
Each Subadvisory Agreement will remain in effect with respect to a Fund until June 30, 2027. Each Subadvisory Agreement will continue in effect from year to year thereafter for each Fund as long as it is approved at least annually (i) by a vote of a majority of the outstanding voting securities of the Fund (as defined by the 1940 Act) or by the Board (on behalf of the Fund) and (ii) by vote of a majority of the Trustees who are not interested persons of Victory Capital or (otherwise than as Trustees) of the Trust, at a meeting called for the purpose of voting on such approval. Each Subadvisory Agreement may be terminated, without penalty, with respect to a Fund at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of a Fund (as defined in the 1940 Act) on 60 days’ written notice; by Victory Capital at any time; or by the applicable Subadviser on 90 days’ written notice. Each Subadvisory Agreement will automatically terminate in the event of its assignment (as defined by the 1940 Act).
GIM, located at 404 Wyman Street, Waltham, Massachusetts 02451, is an independent, employee-owned firm founded in 1985 by investment professionals with a passion for small capitalization equity investing. The firm remains committed to the smaller cap area of the market and has dedicated its investment expertise to serving institutions and family offices.
Loomis Sayles is a Delaware limited partnership. Loomis Sayles’ sole general partner, Loomis, Sayles & Company, Inc. is directly owned by Natixis Investment Managers, LLC. (“Natixis LLC”). Natixis LLC is an indirect subsidiary of Natixis Investment Managers, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is wholly owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. The registered address of Natixis is 30, avenue Pierre Mendès France, 75013 Paris, France. The registered address of BPCE is 50, avenue Pierre Mendès France, 75013 Paris, France. Loomis Sayles is headquartered at One Financial Center, Boston, Massachusetts 02111. Loomis Sayles has served the needs of institutional, high-net-worth, and mutual fund clients for more than 90 years.
Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm, which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 90 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership.
Victory Capital paid the following aggregate subadvisory fees for the subadvised Funds for the last three fiscal years ended April 30, as follows:

Fund	2026	2025	2024
Victory Growth Fund	$2,493,429	$2,471,209	$2,288,790
Victory Science & Technology Fund	$480,415	$430,779	$534,445
Victory Small Cap Stock Fund	$889,359	$832,619	$861,157
Administration, Servicing, and Accounting Agreement
Under a Fund Administration, Servicing, and Accounting Agreement effective July 1, 2019 (“Administration Agreement”), Victory Capital is obligated on a continuous basis to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Funds. Victory Capital may delegate one or more of its responsibilities to others at its expense. Citi Fund Services of Ohio, Inc. (“Citi”) serves as sub-administrator and sub-fund accountant to the Trust pursuant to an agreement with Victory Capital, as disclosed in greater detail under “Sub-Administrator and Sub-Fund Accountant.” As administrator, Victory Capital supervises the Trust’s operations, including the services that Citi provides to the Funds as sub-administrator, but excluding those that Victory Capital provides as investment adviser, all subject to the supervision of the Board.
Victory Capital coordinates the preparation, filing, and distribution of amendments to the Trust’s registration statement on Form N-1A, supplements to prospectuses and SAIs, and proxy materials in connection with shareholder meetings; drafts shareholder communications, including annual and semi-annual reports; administers the Trust’s other service provider contracts; monitors compliance with investment restrictions imposed by the 1940 Act, each Fund’s investment objective, defined investment policies, and restrictions, tax diversification, and distribution and income requirements; coordinates the Funds’ service arrangements with financial institutions that make the Funds’ shares available to their customers; assists with regulatory compliance; supplies individuals to serve as Trust officers; prepares Board meeting materials; and annually determines whether the services that it provides (or the services that Citi provides as sub-administrator) are adequate and complete.
Victory Capital also performs fund accounting services for each Fund. In addition, the Funds may reimburse Victory Capital for its reasonable out-of-pocket expenses incurred in providing the services and certain other expenses specifically allocated to the Funds under the Administration Agreement.
The Administration Agreement provides that Victory Capital shall not be liable for any action or inaction, except for any action or inaction constituting willful misfeasance, bad faith, or negligence in the performance of its duties hereunder or the reckless disregard of such duties.
For these services under the Administration Agreement, the Trust has agreed to pay Victory Capital a fee computed daily and paid monthly, as indicated in the table below.

Fund/Class	Fee
(% of average daily net assets)
Victory Money Market Fund	0.10%
Fund Shares of:	0.15%, calculated and paid separately for each Fund’s Fund Shares
Victory Aggressive Growth Fund
Victory Capital Growth Fund

Fund/Class	Fee
Victory Growth Fund
Victory Growth & Income Fund
Victory High Income Fund
Victory Income Fund
Victory Income Stock Fund
Victory Core Plus Intermediate Bond Fund
Victory Short-Term Bond Fund
Victory Science & Technology Fund
Victory Small Cap Stock Fund
Victory Value Fund
Victory Extended Market Index Fund
Victory Nasdaq-100 Index Fund
Victory Global Managed Volatility Fund
Victory Ultra Short-Term Bond Fund
Class A shares of:	0.15%, calculated and paid separately for each Fund’s Class A shares
Victory Growth & Income Fund
Victory High Income Fund
Victory Income Fund
Victory Core Plus Intermediate Bond Fund
Victory Science & Technology Fund
Victory Short-Term Bond Fund
Victory Nasdaq-100 Index Fund
Victory Ultra Short-Term Bond Fund
Class C shares of:	0.15%, calculated and paid separately for each Fund’s Class C shares
Victory Core Plus Intermediate Bond Fund
Victory Nasdaq-100 Index Fund
Institutional Shares of:	0.10%, calculated and paid separately for each Fund’s Institutional Shares
Victory Aggressive Growth Fund
Victory Capital Growth Fund
Victory Growth Fund
Victory Growth & Income Fund

Fund/Class	Fee
Victory Income Fund
Victory Income Stock Fund
Victory Core Plus Intermediate Bond Fund
Victory High Income Fund
Victory Short-Term Bond Fund
Victory Small Cap Stock Fund
Victory Value Fund
Victory Nasdaq-100 Index Fund
Victory Ultra Short-Term Bond Fund
Victory Global Managed Volatility Fund	0.05%, calculated and paid separately for the Fund's Institutional Shares
Class R6 shares of:	0.05%, calculated and paid separately for each Fund’s Class R6 shares
Victory High Income Fund
Victory Income Fund
Victory Core Plus Intermediate Bond Fund
Victory Short-Term Bond Fund
Victory Nasdaq-100 Index Fund
Victory Ultra Short-Term Bond Fund
Member Shares of:
Victory 500 Index Fund	0.06%
Reward Shares of:
Victory 500 Index Fund	0.06%
The following administration and servicing fees were paid to Victory Capital for the last three fiscal years ended April 30.
Fund	2026	2025	2024
Victory 500 Index Fund Member Shares	$2,772,849	$2,645,467	$2,421,959
Victory 500 Index Fund Reward Shares	$5,579,784	$4,884,396	$3,947,715
Victory Global Managed Volatility Fund Shares	$16,513	$15,279	$14,562
Victory Global Managed Volatility Fund Institutional Shares	$207,651	$242,401	$247,196
Victory Capital Growth Fund Shares	$1,526,290	$1,407,386	$1,255,747
Victory Capital Growth Fund Institutional Shares	$2,399	$2,324	$2,077
Victory Aggressive Growth Fund Shares	$3,864,349	$3,451,386	$2,812,639

Fund	2026	2025	2024
Victory Aggressive Growth Fund Institutional Shares	$13,943	$9,675	$4,945
Victory Growth Fund Shares	$3,543,928	$3,262,936	$2,745,659
Victory Growth Fund Institutional Shares	$184,076	$340,965	$433,842
Victory Growth & Income Fund Shares	$3,148,497	$2,984,240	$2,628,530
Victory Growth & Income Fund Institutional Shares	$5,309	$5,167	$3,691
Victory Income Stock Fund Shares	$2,704,627	$2,672,727	$2,461,758
Victory Income Stock Fund Institutional Shares	$795,114	$836,142	$834,881
Victory Science & Technology Fund Shares	$1,900,302	$1,752,466	$1,545,975
Victory Science & Technology Fund Class A	$77,727	$76,743	$74,616
Victory Small Cap Stock Fund Shares	$773,642	$835,470	$856,975
Victory Small Cap Stock Fund Institutional Shares	$305,567	$298,227	$354,199
Victory Value Fund Shares	$1,204,079	$1,189,455	$1,109,274
Victory Value Fund Institutional Shares	$549,284	$502,733	$455,853
Victory Extended Market Index Fund Shares	$1,110,478	$1,136,029	$1,082,458
Victory Nasdaq-100 Index Fund Shares	$9,383,317	$8,158,584	$6,555,578
Victory Nasdaq-100 Index Fund Institutional Shares	$907,665	$822,683	$735,213
Victory Nasdaq-100 Index Fund Class A	$114,996	$104,442	$69,862
Victory Nasdaq-100 Index Fund Class C	$25,637	$22,168	$15,642
Victory Nasdaq-100 Index Fund Class R6	$319,325	$226,830	$130,013
Victory Income Fund Shares	$2,835,152	$3,035,446	$3,192,000
Victory Income Fund Institutional Shares	$1,925,371	$2,341,845	$2,438,997
Victory Income Fund Class A	$54,851	$62,314	$71,043
Victory Income Fund Class R6	$7,542	$6,186	$4,193
Victory Ultra Short-Term Bond Fund Shares	$252,788	$230,005	$238,882
Victory Ultra Short-Term Bond Fund Institutional Shares	$112,160	$116,440	$145,149
Victory Ultra Short-Term Bond Fund Class A	$2,252	$560	$401
Victory Ultra Short-Term Bond Fund Class R6	$5,264	$4,549	$5,126
Victory Short-Term Bond Fund Shares	$1,145,244	$1,173,332	$1,217,695
Victory Short-Term Bond Fund Institutional Shares	$1,609,080	$1,552,450	$1,383,508
Victory Short-Term Bond Fund Class A	$100,246	$69,593	$23,852
Victory Short-Term Bond Fund Class R6	$166,312	$121,230	$93,810

Fund	2026	2025	2024
Victory Core Plus Intermediate Bond Fund Shares	$2,201,773	$2,199,145	$2,135,485
Victory Core Plus Intermediate Bond Fund Institutional Shares	$2,607,327	$2,588,650	$1,728,603
Victory Core Plus Intermediate Bond Fund Class A	$201,589	$168,636	$107,829
Victory Core Plus Intermediate Bond Fund Class C	$36,769	$27,395	$6,886
Victory Core Plus Intermediate Bond Fund Class R6	$553,545	$436,859	$202,830
Victory High Income Fund Shares	$1,078,912	$1,108,340	$1,118,208
Victory High Income Fund Institutional Shares	$280,361	$294,041	$274,922
Victory High Income Fund Class R6	$910	$802	$483
Victory Money Market Fund	$2,076,296	$2,065,835	$2,035,391
Sub-Administrator and Sub-Fund Accountant
Citi serves as sub-administrator and sub-fund accountant to the Funds pursuant to a Sub-Administration and Sub-Fund Accounting Agreement dated January 15, 2026, as amended, by and between Victory Capital and Citi. Citi assists in supervising all operations of the Funds (other than those performed by Victory Capital either as investment adviser or administrator), subject to the supervision of the Board.
Under the Sub-Administration and Sub-Fund Accounting Agreement, for the sub-administration services that Citi renders to the Funds, other series of the Trust, and the series of Victory Portfolios (“VP”), and Victory Portfolios II (“VPII”), Victory Capital pays Citi a fee for providing these services. Citi may periodically waive all or a portion of the amount of its fee that is allocated to any Fund in order to increase the net income of the Funds available for distribution to shareholders. In addition, the Trust, VP, and VPII reimburse Victory Capital and Citi for all of its reasonable out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Funds under the Sub-Administration and Sub-Fund Accounting Agreement.
The Sub-Administration and Sub-Fund Accounting Agreement provides that Citi shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from bad faith, willful misfeasance, negligence, or reckless disregard of its obligations and duties under the Agreement.
Under the Sub-Administration and Sub-Fund Accounting Agreement, Citi calculates Trust expenses and makes disbursements; calculates capital gain and distribution information; registers the Funds’ shares with the states; prepares shareholder reports and reports to the SEC on Forms N-CEN, N-PORT, N-MFP, and N-CSR; coordinates dividend payments; calculates the Funds’ performance information; files the Trust’s tax returns; supplies individuals to serve as Trust officers; monitors the Funds’ status as regulated investment companies under the Code; assists in developing portfolio compliance procedures; reports to the Board amounts paid under shareholder service agreements; assists with regulatory compliance; obtains, maintains and files fidelity bonds and Trustees’ and officers’/errors and omissions insurance policies for the Trust; and assists in the annual audit of the Funds.
Custodian
Citibank, N.A., 388 Greenwich St., New York, New York 10013, is the custodian for the Funds. The custodian is responsible for, among other things, safeguarding and controlling each Fund’s cash and securities, handling the receipt and delivery of securities, processing the pricing of each Fund’s securities, and collecting interest on the Funds’ investments. In addition, assets of the Funds may be held by certain foreign subcustodians and foreign securities depositories as agents of the custodian in accordance with the rules and regulations established by the SEC.
Transfer Agent
Victory Capital Transfer Agency, Inc. (the “Transfer Agent”), 15935 La Cantera Parkway, San Antonio, Texas 78256, an affiliate of the Adviser, performs transfer agent services for the Trust under a Transfer Agency Agreement. Services include maintenance of shareholder account records, handling of communications with shareholders, distribution of Fund dividends, and production of reports with respect to account activity for shareholders and the Trust.

For its services under the Transfer Agency Agreement, the Fund Shares of each fund (excluding the Victory Money Market Fund) pay the Transfer Agent an annual fixed fee of $23 to $25.50 per shareholder account. The Victory 500 Index Fund Member Shares and Reward Shares pay the Transfer Agent an annual fixed fee of $20 per account. The fee is subject to change at any time.
For its services under the Transfer Agency Agreement, each Class A shares (formerly, Adviser Shares) and Class C shares pays the Transfer Agent a fee computed daily and paid monthly, at an annual rate equal to one-tenth of one percent (0.10%) of the average net assets.
For its services under the Transfer Agency Agreement, the Transfer Agent receives a fee computed daily and paid monthly, at an annual rate equal to five one-hundredths of one percent (0.05%) of the average daily net assets per account for the Institutional Shares of the Victory Global Managed Volatility Fund and one-tenth of one percent (0.10%) of the average net assets from the Institutional Shares of each of the Victory Aggressive Growth Fund, Victory Capital Growth Fund, Victory Core Plus Intermediate Bond Fund, Victory Growth & Income Fund, Victory Growth Fund, Victory Income Stock Fund, Victory Income Fund, Victory High Income Fund, Victory Nasdaq-100 Index Fund, Victory Short-Term Bond Fund, Victory Small Cap Stock Fund, Victory Ultra Short-Term Bond Fund, and Victory Value Fund; and one-fourth of one percent (0.25%) of the average net assets from the Victory Money Market Fund.
For its services under the Transfer Agency Agreement, the Transfer Agent receives a fee computed daily and paid monthly, at an annual rate equal to one-hundredth of one percent (0.01%) of the average net assets from the Class R6 shares of each of the Victory Income Fund, Victory High Income Fund, Victory Core Plus Intermediate Bond Fund, Victory Short-Term Bond Fund, Victory Nasdaq-100 Index Fund, and Victory Ultra Short-Term Bond Fund.
In addition to these fees, the Transfer Agent also is entitled to reimbursement from the Trust for all reasonable out-of-pocket expenses, charges and other disbursements incurred by it in connection with the performance of services under the Transfer Agency Agreement, including but not limited to: (1) the cost of any and all forms, statements, labels, envelopes, checks, tax forms, and other printed materials which is required by the Transfer Agent to perform its duties; (2) delivery charges, including postage incurred in delivering materials to, and receiving them from, the Trust and shareholders; (3) communication charges; (4) maintenance of shareholder records (including charges for retention and imaging); (5) tax reporting systems; (6) counsel fees; and (7) cash and asset management services.  The fee paid to the Transfer Agent includes processing of all transactions and correspondence. Fees are billed on a monthly basis at the rate of one-twelfth of the annual fee. Each Fund pays all out-of-pocket expenses of the Transfer Agent and other expenses specifically allocated to the Funds that are incurred at the specific direction of the Trust. Fees paid under the Transfer Agency Agreement are subject to change at any time.
The Transfer Agent is authorized to enter into arrangements with third-party service providers to provide a portion or all of the functions under the Transfer Agency Agreement. For accounts held with third-party intermediaries, the Trust pays the Transfer Agent the same fees that would have been paid to the Transfer Agent if all the accounts had been maintained by the Transfer Agent. The intermediaries may receive payments directly or indirectly from the Transfer Agent, the Adviser, or their affiliates for providing services to their clients who hold Fund shares.
Sub-Transfer Agent
Under its agreement with the Trust, the Transfer Agent may delegate one or more of its responsibilities to others at its expense. The Transfer Agent has engaged FIS Investor Services LLC (“FIS”), 4249 Easton Way, Suite 400, Columbus, Ohio 43219, to serve as sub-transfer agent and dividend disbursing agent for the Funds. Under its agreement with the Transfer Agent, FIS has agreed to (1) issue and redeem shares of the Funds; (2) address and mail all communications by the Funds to their shareholders, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders; (3) respond to correspondence or inquiries by shareholders and others relating to its duties; (4) maintain shareholder accounts and certain sub-accounts; and (5) make periodic reports to the Board concerning the Funds’ operations.
Underwriter and Distributor
The Trust has an agreement with Victory Capital Services, Inc. (“VCS”), 4900 Tiedeman Road, Brooklyn, Ohio 44144, an affiliate of the Adviser, for exclusive underwriting and distribution of each Fund's shares on a continuing, best efforts basis. This agreement provides that VCS will receive no fee or other compensation for such distribution services, but may receive 12b-1 fees with respect to Class A and Class C shares.
The following table reflects the total underwriting commissions and the amount of those commissions retained by the Distributor in connection with the sale of shares of each Fund for the last three fiscal years ended April 30:

	2026	2026	2025	2025	2024	2024
Fund	Total Commissions	Underwriting Commissions Retained	Total Commissions	Underwriting Commissions Retained	Total Commissions	Underwriting Commissions Retained
Victory Growth & Income Fund	$-	$-	$-	$-	$1,121	$121
Victory Short-Term Bond Fund	$25,086	$2,889	$34,011	$4,004	$16,084	$2,322
Victory Science & Technology Fund	$575	$74	$-	$-	$-	$-
Victory Core Plus Intermediate Bond Fund	$74,178	$9,509	$62,100	$7,809	$71,300	$8,849
Victory Value Fund	$-	$-	$-	$-	$375	$57
Victory Nasdaq-100 Index Fund	$22,816	$2,579	$37,635	$4,334	$21,331	$2,422
Securities Lending
The Funds, through a Securities Lending Agreement with Citibank, N.A. (“Citibank”), may lend its securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned generally are cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. government securities and other securities as permitted by Securities and Exchange Commission (“SEC”) guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies. The Funds effectively do not have control of the non-cash collateral. Collateral requirements are determined daily based on the value of a Fund’s securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. A Fund also earns a return from the collateral. A Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, a Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.
The Funds’ agreement with Citibank does not include master netting provisions. Non-cash collateral received by a Fund may not be sold or repledged, except to satisfy borrower default.
The Funds pay various fees in connection with the investment of cash collateral. The Funds pay Citibank fees based on the investment income received from securities lending activities. In its role as securities lending agent, Citibank (i) arranges and administers the loan of securities when establishing a loan and the return of securities upon termination of a loan, (ii) collects from borrowers cash, securities or other instruments to serve as collateral for the loans, (iii) monitors the value of securities on loan and the value of the corresponding collateral, (iv) communicates to each borrower the minimum amount of collateral required for each loan and collects additional collateral as required on a daily basis to maintain such minimum, (v) collects or arranges for the collection of any interest, dividends or other distributions related to loaned securities, and (vi) performs other necessary services related to the establishment and maintenance of the Funds’ securities lending program.
The Victory Money Market Fund did not engage in any securities lending activities. The following reflects the dollar amounts of income and fees/compensation related to the Funds’ securities lending activities during the Funds’ fiscal year ended April 30, 2026:

Fund	Gross Income from securities lending activities	Fees paid to securities lending agent from a revenue split	Rebate (paid to borrower)	Aggregate fees/compensation for securities lending activities	Net income from securities lending activities
Victory Aggressive Growth Fund	$45,321	$556	$39,807	$40,363	$4,958
Victory Growth Fund	$388,898	$3,699	$351,905	$355,604	$33,294
Victory Growth & Income Fund	$44,809	$2,644	$18,368	$21,012	$23,797
Victory Income Stock Fund	$28,522	$1,142	$17,102	$18,244	$10,278
Victory Income Fund	$907,750	$13,941	$767,767	$781,708	$126,042

Fund	Gross Income from securities lending activities	Fees paid to securities lending agent from a revenue split	Rebate (paid to borrower)	Aggregate fees/compensation for securities lending activities	Net income from securities lending activities
Victory Short-Term Bond Fund	$420,369	$3,753	$382,661	$386,414	$33,955
Victory Science & Technology Fund	$712,711	$32,561	$386,811	$419,372	$293,339
Victory Core Plus Intermediate Bond Fund	$1,353,301	$14,994	$1,203,222	$1,218,216	$135,085
Victory High Income Fund	$1,361,104	$24,974	$1,111,359	$1,136,333	$224,771
Victory Small Cap Stock Fund	$983,487	$16,339	$820,688	$837,027	$146,460
Victory Capital Growth Fund	$189,383	$4,194	$147,213	$151,407	$37,976
Victory Value Fund	$35,168	$548	$29,690	$30,238	$4,930
Victory Extended Market Index Fund	$1,716,107	$63,508	$1,081,124	$1,144,632	$571,475
Victory 500 Index Fund	$1,963,171	$164,285	$320,331	$484,616	$1,478,555
Victory Nasdaq-100 Index Fund	$636,274	$2,108	$615,159	$617,267	$19,007
Victory Global Managed Volatility Fund	$61,244	$1,427	$46,489	$47,916	$13,328
Victory Ultra Short-Term Bond Fund	$79,861	$1,445	$65,415	$66,860	$13,001
Compliance Services
Effective July 1, 2019, as amended on July 1, 2021, the Trust entered into an Agreement to Provide Compliance Services (“Compliance Agreement”) with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The Funds in the Victory Funds complex, in the aggregate, compensate the Adviser for these services.
The Funds paid Victory Capital for compliance and legal services for the last three fiscal years ended April 30, as follows:

Fund	2026	2025	2024
Victory Aggressive Growth Fund	$20,623	$19,150	$16,876
Victory Growth Fund	$20,452	$21,042	$20,478
Victory Growth & Income Fund	$16,719	$16,669	$16,028
Victory Income Stock Fund	$20,696	$22,028	$22,895
Victory Income Fund	$31,365	$37,412	$43,090
Victory Short-Term Bond Fund	$22,282	$21,937	$22,125
Victory Science & Technology Fund	$10,531	$10,128	$9,836
Victory Money Market Fund	$16,740	$17,409	$18,756
Victory Core Plus Intermediate Bond Fund	$42,778	$41,826	$32,793
Victory High Income Fund	$8,081	$8,723	$9,441
Victory Small Cap Stock Fund	$6,531	$7,207	$8,688
Victory Capital Growth Fund	$8,068	$7,866	$7,697
Victory Value Fund	$10,719	$10,858	$11,053
Victory Extended Market Index Fund	$5,906	$6,343	$6,673
Victory 500 Index Fund	$110,280	$104,374	$96,658
Victory Nasdaq-100 Index Fund	$62,384	$56,375	$48,285

Fund	2026	2025	2024
Victory Global Managed Volatlity Fund	$3,479	$4,194	$4,646
Victory Ultra Short-Term Bond Fund	$2,342	$2,376	$2,893
Legal Counsel
K&L Gates LLP, 1601 K Street, N.W., Washington, DC 20006, reviews certain legal matters for the Trust in connection with the shares offered by the prospectus.
Independent Registered Public Accounting Firm
Cohen & Company, Ltd., located at 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, serves as the independent registered public accounting firm for the Funds. In this capacity, the firm is responsible for the audits of the annual financial statements of each Fund.
Codes of Ethics
Each of the Trust, the Adviser, and the Distributor has adopted a Code of Ethics in accordance with Rule 17j-1 under the 1940 Act. The Adviser Code of Ethics applies to all Access Personnel (the Adviser’s directors, officers, and employees with investment advisory duties) and all Supervised Personnel (all of the Adviser’s directors, officers, and employees). Each Code of Ethics provides that Access Personnel must refrain from certain trading practices. Each Code of Ethics also requires all Access Personnel (and, in the Adviser Code of Ethics, all Supervised Personnel) to report certain personal investment activities, including, but not limited to, purchases or sales of securities that may be purchased or held by the Funds. Violations of any Code of Ethics can result in penalties, suspension, or termination of employment.
Proxy Voting Policies and Procedures
In accordance with the 1940 Act, the Trust has adopted policies and procedures for voting proxies related to equity securities held by the Funds (the “Proxy Voting Policy”). The Trust’s Proxy Voting Policy is designed to: (i) ensure that proxies are voted in the best interests of shareholders of the Funds with a view toward maximizing the value of their investments; (ii) address conflicts of interests between these shareholders, on the one hand, and affiliates of the Fund, the Adviser or the Distributor, on the other, that may arise regarding the voting of proxies; and (iii) provide for the disclosure of the Funds’ proxy voting records and the Proxy Voting Policy.
The Proxy Voting Policy delegates to the Adviser the obligation to vote the Funds’ proxies in the best interests of the Funds and their shareholders, subject to oversight by the Board. The Board has authorized the Adviser to delegate proxy voting authority with respect to a subadvised Fund to that Fund’s subadviser. Pursuant to such delegations, each of GIM, Loomis Sayles, and Wellington Management is authorized to vote proxies on behalf of the applicable Fund or Funds for which it serves as subadviser, in accordance with the proxy voting policies and procedures of each such subadviser.
Summaries of the proxy voting policies and procedures for each of the Adviser, GIM, Loomis Sayles, and Wellington Management are included in Appendix B.
The Funds’ Proxy Voting Policy provides that the Funds, in accordance with SEC rules, annually will disclose on Form N-PX the Funds’ proxy voting record. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is updated each year by August 31st and is available without charge, upon request, by calling toll free (800) 235-8396 or by accessing the SEC’s website at www.sec.gov.
Distribution and Service Plans
Multiple Class Information
Each Fund, excluding the Victory Money Market Fund and Victory Extended Market Index Fund, is comprised of multiple classes of shares. Each class has a common investment objective and investment portfolio. The classes have different fees, expenses and/or minimum investment and eligibility requirements. The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services and other expenses attributable to the particular class. It is not the result of any difference in advisory or custodial fee rate schedules or other expenses related to the management of the Funds' assets, which generally do not vary by class.
Except as described below, the share classes have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The primary differences between the classes are (a) each class may be subject to different expenses specific to that class;

(b) each class has a different identifying designation or name; (c) each class has exclusive voting rights with respect to matters solely affecting that class; and (d) each class may have different purchase, exchange, and redemption privileges.
Rule 12b-1 Distribution and Service Plans
The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 (“Rule 12b-1 Plan”) under the 1940 Act, as amended, with respect to Class A and Class C shares. Under the Rule 12b-1 Plan such fees may cover expenses incurred by the Payee in connection with the distribution and/or servicing of Class A and Class C shares of the Fund and relating (among other things) to:
• compensation to the Payee and its employees;
• payment of the Payee’s expenses, including overhead and communication expenses;
• compensation to broker-dealers, financial intermediaries and other entities to pay or reimburse them for their services or expenses in connection with the distribution of Class A shares;
• printing and mailing of prospectuses, SAIs, and reports for prospective shareholders;
• the preparation and distribution of sales literature and advertising materials;
• responding to inquiries from shareholders or their financial representatives requesting information regarding the Victory Funds; and
• responding to inquiries by and correspondence from shareholders regarding ownership of their shares or their accounts.
The Distributor pays all or a portion of such fees to financial intermediaries that make the Class A and Class C shares available for investment by their customers and the Distributor may retain part of this fee as compensation for providing these services. If the fees received by the Distributor under the Rule 12b-1 Plan exceed its expenses, the Distributor may realize a profit from these arrangements. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment in the Class A or Class C shares and may cost you more than paying other types of sales charges. In addition, because some or all of the fees payable pursuant to the Rule 12b-1 Plan may be used to pay for shareholder services that are not related to prospective sales of the Fund, the Class A and Class C shares may continue to make payments under the Rule 12b-1 Plan even if the Fund terminates the sale of Class A or Class C shares to investors.
Class A Rule 12b-1 Plan. Under the Rule 12b-1 Plan, the Class A share class of each Fund pays a fee at the annual rate of up to 0.25% of that class’s average daily net assets to the Distributor, or such other entities as the Fund’s Board may approve (the Payee), as compensation for rendering services and bearing expenses in connection with activities primarily intended to result in the sale of Class A shares and/or providing services to shareholders of Class A shares. The fee may be split among intermediaries based on the level of services provided. The amount of fees paid by a Class A share class during any year may be more or less than the cost of distribution and other services provided to that class and its shareholders. Financial Industry Regulatory Authority (“FINRA”) rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid.
Class C Rule 12b-1 Plan. Under the Rule 12b1- Plan, the Class C share class of the Fund will pay to the Distributor a monthly fee at an annual rate of 1.00% of the average daily net assets of its Class C shares. Of this amount, 0.75% of the Fund’s Class C shares average daily net assets will be paid for general distribution services and for selling Class C shares. The Fund will pay 0.25% of its Class C shares average daily net assets to compensate financial institutions that provide personal services to Class C shareholders of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund's Class C shares. Personal services to shareholders generally are provided by broker-dealers or other financial intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.
Rule 12b-1 Plans. Prior to approving the Rule 12b-1 Plan, the Trustees considered various factors relating to the implementation of the Rule 12b-1 Plan and determined that there is a reasonable likelihood that the Rule 12b-1 Plan will benefit each Fund, its Class A and Class C shares, and the shareholders of the Class A and Class C shares. Among other things, the Trustees noted that, to the extent the Rule 12b-1 Plan allows each Fund to sell Class A and Class C shares in markets to which it would not otherwise have access, the Rule 12b-1 Plan may result in additional sales of Fund shares, including to USAA members who do not hold mutual fund accounts directly with the Adviser, and would enhance the Funds' competitive position in relation to other funds that have implemented or are seeking to implement similar distribution arrangements. In addition, certain ongoing shareholder services may be provided more effectively by intermediaries with which shareholders have an existing relationship.

The plan is renewable from year to year with respect to the Class A and Class C share class of each Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Trustees and (2) by a vote of the majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the plan or any Rule 12b-1 related agreements, cast in person at a meeting called for the purpose of voting on such approval. The Rule 12b-1 Plan may not be amended to increase materially the amount of fees paid by any Class A and Class C share class thereunder unless such amendment is approved by a majority vote of the outstanding shares of such class and by the Trustees in the manner prescribed by Rule 12b-1 under the 1940 Act. The Rule 12b-1 Plan is terminable with respect to any Fund’s Class A and Class C share class at any time by a vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any Rule 12b-1 related agreements, or by a majority vote of the outstanding shares in that class. The Rule 12b-1 Plan requires that the Distributor provide, or cause to be provided, a quarterly written report identifying the amounts expended by the Class A and Class C shares and the purposes for which such expenditures were made to the Trustees for their review.
For the most recent fiscal year ended April 30, the Funds paid distribution services fees for expenditures under the Distribution and Shareholder Services Plan as set forth in the table below.

Fund	2026
Victory Income Fund Class A	$91,418
Victory Short-Term Bond Fund Class A	$167,076
Victory Science & Technology Fund Class A	$129,545
Victory Core Plus Intermediate Bond Fund Class A	$335,981
Victory Core Plus Intermediate Bond Fund Class C	$245,130
Victory Nasdaq-100 Index Fund Class A	$191,660
Victory Nasdaq-100 Index Fund Class C	$170,914
Victory Ultra Short-Term Bond Fund Class A	$3,753
Other Compensation to Financial Intermediaries
In addition to the compensation paid by the Funds for the distribution and servicing of Class A shares described above, the Adviser or its affiliates, from time to time may make additional payments to financial intermediaries for the sale, distribution, and retention of shares of a Fund and for services to the shares of a Fund and its shareholders. These non-plan payments are intended to provide additional compensation to financial intermediaries for various services and may take the form of, among other things, “due diligence” payments for a dealer’s examination of the Funds and payments for providing extra employee training and information relating to Funds; “listing” fees for the placement of the Funds on a dealer’s list of mutual funds available for purchase by its customers; “finders” fees for directing investors to a Fund; “distribution and marketing support” fees or “revenue sharing” for providing assistance in promoting the sale of the Funds' shares; payments for the sale of shares and/or the maintenance of share balances; CUSIP fees; maintenance fees for, among other things, account maintenance and tax reporting; and set-up fees regarding the establishment of new accounts. These financial intermediaries may impose additional or different conditions than the Funds on purchases, redemptions or exchanges of shares. They also may independently establish and charge their customers or program participants transaction fees, account fees and other amounts in connection with purchases, redemptions and exchanges of shares in addition to any fees imposed by the Funds. The additional fees charged by financial intermediaries may vary and over time could increase the cost of an investment in the Funds and lower investment returns. Each financial intermediary is responsible for transmitting to its customers and program participants a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of these financial intermediaries or participants in programs serviced by them should contact the financial intermediary for information regarding these fees and conditions, if any.
From time to time, the Adviser or its affiliates also may pay a portion of the fees for administrative, networking, omnibus, operational and recordkeeping, sub-transfer agency, and shareholder services at its or their own expense and out of its or their legitimate profits.
Such revenue sharing payments are intended to compensate a financial intermediary for one or more of the following: (1) distribution, which may include expenses incurred by financial intermediaries for their sales activities with respect to a Fund, such as preparing, printing, and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for a Fund to be made available by such financial intermediaries; (2) shareholder services, such as providing individual and custom investment advisory services to clients of the financial intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about a Fund, including a Fund on preferred or recommended lists or in certain sales programs sponsored by the intermediary, and sponsorship of sales meetings, which may include covering costs of providing speakers. The distributor may sponsor seminars and conferences designed to educate financial intermediaries about a Fund and may cover the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to educate financial intermediaries about a Fund and may help defray or compensate the financial intermediary for the costs associated with offering a Fund.

The additional payments made by the Adviser and its affiliates may be a fixed dollar amount or may be based on a percentage of the value of shares sold to, or held by, customers of the financial intermediary involved, and may be different for different financial intermediaries. These payments may be negotiated based on a number of factors including, but not limited to, the financial intermediary’s reputation in the industry, ability to attract and retain assets, target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of additional compensation to be provided. The payments described above are made from the Adviser’s or its affiliates’ own assets pursuant to agreements with the financial intermediaries and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund will receive as proceeds from such sales.
The level of payments made to the financial intermediaries in any year will vary and normally will be based on a percentage of sales or assets attributable to that financial intermediary invested in the particular share class of a Fund. Furthermore, the Adviser or its affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable FINRA regulations in which participants may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the Adviser or its affiliates also may: (i) pay for the travel expenses, meals, lodging and entertainment of financial intermediary representatives and their salespersons in connection with educational and sales promotional programs, (ii) sponsor speakers, educational seminars and charitable events and (iii) provide other sales and marketing conferences and other resources to financial intermediaries and their salespersons. The amount of any payments is determined by us or the distributor, and all such amounts are paid out of our available assets or the assets of the distributor and do not directly affect the total expense ratio of a Fund. In addition, certain financial intermediaries may have access to certain services from Adviser or the distributor, including research reports and economic analysis, and portfolio analysis tools. In certain cases, the financial intermediary may not pay for these services.
In some instances, these incentives may be made available only to financial intermediaries whose representatives have sold or may sell a significant number of shares. The financial intermediaries receiving additional payments include those that may recommend that their clients consider or select a Fund for investment purposes, including those that may include one or more Funds on a “preferred” or “recommended” list of mutual funds. These payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Funds to its customers over shares of other funds. In addition, these payments may result in greater access by the Distributor or its affiliates to, without limitation, the financial intermediary, its representatives, advisors and consultants and sales meetings, than other funds, which do not make such payments or which make lower such payments. You should consult your financial adviser and review carefully any disclosure by the financial intermediary as to compensation received by your financial adviser for more information about the payments described above.
Shareholders of Class R6 shares do not require the same level of shareholder and administrative services from the Fund as shareholders of the other classes. In addition, the Manager and its affiliates do not pay any service, distribution, or administrative fees to financial intermediaries for services provided to the Class R6 shares and their shareholders. As a result, the Class R6 shares pay lower fees. Different fees and expenses will affect performance.
Portfolio Manager Disclosure
VICTORY CAPITAL
This section includes information about the Funds' portfolio managers, including information concerning other accounts they manage, the dollar range of Fund shares they own, and how they are compensated. For each Fund, the portfolio managers listed in the following table manage all of the other investment companies, other pooled investment vehicles, and other accounts shown below as a team.
Victory Income Investors
Accounts Managed
The following table sets forth the accounts for which the Funds' portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended April 30, 2026.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
Kurt Daum	8	$19,291	0	$—	0	$—
Brian Smith	8	$17,712	0	$—	0	$—

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
R. Neal Graves	18	$27,578	0	$—	6	$307
Andrew Hattman	11	$7,427	0	$—	0	$—
Lauren Spalten	11	$7,427	0	$—	0	$—
James Jackson Jr	18	$27,578	5	$597	6	$307
Douglas Rollwitz	5	$6,129	0	$—	0	$—
Zachary Winters	1	$85	0	$—	0	$—
The following table lists the number and types of Performance-Based accounts managed by each individual and assets under management in those accounts as of the last completed fiscal year.
	Registered Investment Companies		Other Pooled Investment Vehicle		Other Accounts
Name	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
Kurt Daum	4	$12,657	0	$—	0	$—
Brian Smith	4	$11,992	0	$—	0	$—
R. Neal Graves	6	$14,164	0	$—	0	$—
Andrew Hattman	6	$6,472	0	$—	0	$—
Lauren Spalten	6	$6,472	0	$—	0	$—
James Jackson Jr	6	$14,164	0	$—	0	$—
Douglas Rollwitz	2	$3,037	0	$—	0	$—
Zachary Winters	0	$—	0	$—	0	$—
Portfolio Ownership: As of April 30, 2026, the dollar range of shares beneficially owned by the portfolio managers of the Funds are set forth below:

Portfolio Manager	Fund	Dollar Range
Kurt Daum	Victory Core Plus Intermediate Bond Fund	$500,001-$1,000,000
	Victory High Income Fund	$500,001-$1,000,000
	Victory Income Fund	$10,001-$50,000
	Victory Short-Term Bond Fund	$1-$10,000
R. Neal Graves	Victory Short-Term Bond Fund	$500,001 - $1,000,000
	Victory Core Plus Intermediate Bond Fund	$100,001-$500,000
	Victory High Income Fund	$100,001-$500,000
	Victory Income Fund	$500,001-$1,000,000
	Victory Ultra Short-Term Bond Fund	$500,001-$1,000,000
James Jackson, Jr.	Victory Short-Term Bond Fund	$1-$10,000
	Victory Core Plus Intermediate Bond Fund	$1-$10,000
	Victory High Income Fund	$1-$10,000
	Victory Income Fund	$50,001-$100,000
	Victory Ultra Short-Term Bond Fund	$1-$10,000
Brian W. Smith	Victory Short-Term Bond Fund	$100,001-$500,000
	Victory Core Plus Intermediate Bond Fund	$1-$10,000
	Victory Ultra Short-Term Bond Fund	None
	Victory Income Fund	$1-$10,000
Douglas Rollwitz	Victory Short-Term Bond Fund	$10,001-$50,000
	Victory Ultra Short-Term Bond Fund	$50,001-$100,000

Portfolio Manager	Fund	Dollar Range
	Victory Money Market Fund	None
Zachary Winters	Victory Ultra Short-Term Bond Fund	$100,001-$500,000
Andrew Hattman	Victory Money Market Fund	None
Lauren Spalten	Victory Money Market Fund	None
Integrity
Other Accounts Managed
The following table sets forth other accounts for which the Funds' portfolio managers were primarily responsible for the day-to-day portfolio management as of April 30, 2026.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
Daniel G. Bandi	5	$2,133.64	4	$2,337.24	50	$1,993.55
Daniel J. DeMonica	6	$2,213.19	5	$2,374.60	50	$1,993.55
Adam I. Friedman	5	$2,133.64	4	$2,337.24	50	$1,993.55
Joe A. Gilbert	5	$2,133.64	4	$2,337.24	50	$1,993.55
J. Bryan Tinsley	5	$2,133.64	4	$2,337.24	50	$1,993.55
Michael P. Wayton	6	$2,213.19	5	$2,374.60	50	$1,993.55
The following table lists the number and types of Performance-Based accounts managed by each individual and assets under management in those accounts as of the last completed fiscal year.
	Registered Investment Companies		Other Pooled Investment Vehicle		Other Accounts
Name	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
Daniel G. Bandi	1	$177.54	0	$—	0	$—
Daniel J. DeMonica	1	$177.54	0	$—	0	$—
Adam I. Friedman	1	$177.54	0	$—	0	$—
Joe A. Gilbert	1	$177.54	0	$—	0	$—
J. Bryan Tinsley	1	$177.54	0	$—	0	$—
Michael P. Wayton	1	$177.54	0	$—	0	$—
Portfolio Ownership: As of the fiscal year ended April 30, 2026, no portfolio managers of Integrity beneficially owned any shares of the Victory Small Cap Stock Fund.

RS Investments
Accounts Managed
The following table sets forth accounts for which the Funds' portfolio managers were primarily responsible for the day-to-day portfolio management as of April 30, 2026.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
D. Scott Tracy	8	$4,604.38	3	$84.29	2	$52.83
Stephen J. Bishop	9	$4,826.34	3	$84.29	0	$—
Melissa Chadwick-Dunn	8	$4,604.38	3	$84.29	0	$—
Paul Leung	9	$4,826.34	3	$84.29	0	$—
U-Wen Kok	6	$4,117.76	3	$735.53	26	$7,327.41
Adam Mezan	6	$4,117.76	3	$735.53	26	$7,327.41
Robert J. Harris	9	$2,415.13	2	$125.93	13	$89.70
Joseph Mainelli	9	$2,415.13	2	$125.93	13	$89.70
The following table lists the number and types of Performance-Based accounts managed by each individual and assets under management in those accounts as of the last completed fiscal year.
	Registered Investment Companies		Other Pooled Investment Vehicle		Other Accounts
Name	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
D. Scott Tracy	4	$3,716.23	0	$—	2	$52.83
Stephen J. Bishop	4	$3,716.23	0	$—	0	$—
Melissa Chadwick-Dunn	4	$3,716.23	0	$—	0	$—
Paul Leung	4	$3,716.23	0	$—	0	$—
U-Wen Kok	3	$1,588.41	0	$—	0	$—
Adam Mezan	3	$1,588.41	0	$—	0	$—
Robert J. Harris	3	$897.66	0	$—	0	$—
Joseph Mainelli	3	$897.66	0	$—	0	$—
Portfolio Ownership: As of April 30, 2026, the dollar range of shares beneficially owned by the portfolio managers of the Funds are set forth below:

Portfolio Manager	Fund	Dollar Range
D. Scott Tracy	Victory Aggressive Fund	None
	Victory Growth & Income Fund	None
	Victory Growth Fund	None
Stephen J. Bishop	Victory Aggressive Fund	None
	Victory Growth & Income Fund	None
	Victory Growth Fund	None
	Victory Science & Technology Fund	None
Melissa Chadwick-Dunn	Victory Aggressive Fund	None
	Victory Growth & Income Fund	None
	Victory Growth Fund	None
Paul Leung	Victory Aggressive Fund	None
	Victory Growth & Income Fund	None
	Victory Growth Fund	None
	Victory Science & Technology Fund	None

Portfolio Manager	Fund	Dollar Range
U-Wen Kok	Victory Capital Growth Fund	None
Adam Mezan	Victory Capital Growth Fund	None
Robert J. Harris	Victory Small Cap Stock Fund	None
	Victory Value Fund	None
Joseph Mainelli	Victory Small Cap Stock Fund	None
	Victory Value Fund	None
Trivalent Investments
Accounts Managed
The following table sets forth accounts for which the Fund’s portfolio managers were primarily responsible for the day-to-day portfolio management as of April 30, 2026.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
Peter S. Carpenter	4	$1,063.33	2	$147.75	1	$236.84
Jeffrey R. Sullivan	4	$1,063.33	2	$147.75	1	$236.84
The following table lists the number and types of Performance-Based accounts managed by each individual and assets under management in those accounts as of the last completed fiscal year.
	Registered Investment Companies		Other Pooled Investment Vehicle		Other Accounts
Name	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
Peter S. Carpenter	3	$748.55	0	$—	0	$—
Jeffrey R. Sullivan	3	$748.55	0	$—	0	$—
Portfolio Ownership: As of April 30, 2026, no portfolio managers of Trivalent Investments beneficially owned any shares of the Fund they manage.
Victory Solutions
Accounts Managed
The following table sets forth the accounts for which the Funds' portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended April 30, 2026.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
Mannik Dhillon	55	$77,016.60	3	$44.76	22	$3,767.69
Lance Humphrey	32	$49,083.43	0	$—	4	$1,543.37
Elie Masri	3	$3,919.56	0	$—	0	$—
Lela Dunlap	40	$54,531.91	0	$—		$
The following table lists the number and types of Performance-Based accounts managed by each individual and assets under management in those accounts as of the last completed fiscal year.

	Registered Investment Companies		Other Pooled Investment Vehicle		Other Accounts
Name	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
Mannik Dhillon	14	$22,137.86	0	$—	0	$—
Lance Humphrey	5	$5,197.35	0	$—	0	$—
Elie Masri	3	$3,919.56	0	$—	0	$—
Lela Dunlap	1	$905.67	0	$—	0	$—
Portfolio Ownership: As of April 30, 2026, the dollar range of shares beneficially owned by the portfolio managers of the Funds are set forth below:

Portfolio Manager	Fund	Dollar Range
Mannik Dhillon	Victory Aggressive Growth Fund	None
	Victory Capital Growth Fund	None
	Victory Income Stock Fund	$1 - $10,000
	Victory Growth & Income Fund	None
	Victory Growth Fund	None
	Victory Science & Technology Fund	None
	Victory Small Cap Stock Fund	$1 - $10,000
	Victory Value Fund	$1 – 10,000
	Victory Global Managed Volatility Fund	None
	Victory 500 Index Fund	None
	Victory Extended Market Index Fund	None
	Victory Nasdaq-100 Fund	$50,001- $100,000
Lance Humphrey	Victory Income Stock Fund	$100,001 - $500,000
	Victory Global Managed Volatility Fund	None
Elie Masri	Victory Income Stock Fund	$10,001 - $50,000
Lela Dunlap	Victory 500 Index Fund	None
	Victory Extended Market Index Fund	None
	Victory Nasdaq-100 Fund	None
WestEnd
Accounts Managed
The following table sets forth the accounts for which the Funds' portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal period ended April 30, 2026.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
Fritz Porter	2	$984.96	0	$—	89	$26,423.61
Ned Durden	2	$984.96	0	$—	89	$26,423.61
Ty Peebles	2	$984.96	0	$—	89	$26,423.61
Jacob Buchanan	2	$984.96	0	$—	89	$26,423.61
The following table lists the number and types of Performance-Based accounts managed by each individual and assets under management in those accounts as of the last completed fiscal year.

	Registered Investment Companies		Other Pooled Investment Vehicle		Other Accounts
Name	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
Fritz Porter	0	$—	0	$—	0	$—
Ned Durden	0	$—	0	$—	0	$—
Ty Peebles	0	$—	0	$—	0	$—
Jacob Buchanan	0	$—	0	$—	0	$—
Portfolio Ownership: As of April 30, 2026, no portfolio managers of WestEnd beneficially owned any shares of the Fund they manage.
Conflicts of Interest
The Adviser’s portfolio managers are often responsible for managing one or more Funds as well as other accounts, such as separate accounts, and other pooled investment vehicles, such as collective trust funds or unregistered hedge funds. A portfolio manager may manage other accounts which have materially higher fee arrangements than a Fund and may, in the future, manage other accounts which have a performance-based fee. A portfolio manager also may make personal investments in accounts he or she manages or supports. The side-by-side management of the Funds along with other accounts may raise potential conflicts of interest by incenting a portfolio manager to direct a disproportionate amount of: (1) their attention; (2) limited investment opportunities, such as less liquid securities or initial public offering; and/or (3) desirable trade allocations to such other accounts. In addition, certain trading practices, such as cross-trading between Funds or between a Fund and another account, raise conflict of interest issues. The Adviser has adopted numerous compliance policies and procedures, including a Code of Ethics, and brokerage and trade allocation policies and procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. In addition, the Adviser has a designated Chief Compliance Officer (selected in accordance with the federal securities laws) and compliance staff whose activities are focused on monitoring the activities of the Adviser’s investment franchises and employees in order to detect and address potential and actual conflicts of interest. However, there can be no assurance that the Adviser’s compliance program will achieve its intended result.
Portfolio Manager Compensation
The Adviser has designed the structure of its portfolio managers’ compensation to (1) align portfolio managers’ interests with those of the Adviser’s clients with an emphasis on long-term, risk-adjusted investment performance, (2) help the Adviser attract and retain high-quality investment professionals, and (3) contribute to the Adviser’s overall financial success. Each of the portfolio managers receives a base salary plus an annual incentive bonus for managing a Fund, separate accounts, other investment companies, other pooled investment vehicles and other accounts (including any accounts for which the Adviser receives a performance fee) (together, “Accounts”). A portfolio manager’s base salary is dependent on the portfolio manager’s level of experience and expertise. The Adviser monitors each portfolio manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various independent, third-party consultants that specialize in competitive salary information. Such data, however, is not considered to be a definitive benchmark.
Members of the Adviser’s Victory Solutions platform may earn incentive compensation based on the performance of the Victory Solutions platform. Members of the Adviser’s other investment franchises may earn incentive compensation based on a percentage of the Adviser’s revenue attributable to fees paid by Accounts managed by that team. The chief investment officer or a senior member of the team, in coordination with the Adviser, determines the allocation of the incentive compensation earned by the team among the team’s portfolio managers by establishing a “target” incentive for each portfolio manager based on the portfolio manager’s level of experience and expertise in the portfolio manager’s investment style. Individual performance is based on objectives established annually using performance metrics such as portfolio structure and positioning, research, stock selection, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to the Adviser’s philosophy and values, such as leadership, risk management and teamwork. The annual incentive bonus also factors in individual investment performance of each portfolio manager’s portfolio or Fund relative to a selected peer group(s). The overall performance results for a portfolio manager are based on the composite performance of all Accounts managed by that manager on a combination of one-, three-, and five-year rolling performance periods as compared to the performance information of a peer group of similarly-managed competitors.
The Adviser’s portfolio managers may participate in the equity ownership plan of the Adviser’s parent company. There is an ongoing annual equity pool granted to certain employees based on their contribution to the firm. Eligibility for participation in these incentive programs depends on the manager’s performance and seniority.

GIM
Other Accounts Managed
The following table sets forth other accounts for which the Victory Small Cap Stock Fund’s portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended April 30, 2026.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
Andrew L. Beja	1	$290.6	4	$807.7	58	$2,218.1
David M. Rose	1	$290.6	1	$3.7	14	$1,155.4
Jeffrey A. Harrison	1	$16.2	1	$3.7	9	$1,006.4
Richard Watson	0	$—	1	$3.7	6	$988.8
Kelvin Jiang	0	$—	1	$3.7	5	$988.8
The following table lists the number and types of Performance-Based accounts managed by each individual and assets under management in those accounts as of the last completed fiscal year.
	Registered Investment Companies		Other Pooled Investment Vehicle		Other Accounts
Name	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
Andrew L. Beja	0	$—	0	$—	2	$23.1
David M. Rose	0	$—	0	$—	0	$—
Jeffrey A. Harrison	0	$—	0	$—	0	$—
Richard Watson	0	$—	0	$—	0	$—
Kelvin Jiang	0	$—	0	$—	0	$—
Conflicts of Interest: The portfolio management team responsible for managing the Portfolio has similar responsibilities to other clients of GIM. The firm has established policies and procedures to address the potential conflicts of interest inherent in managing portfolios for multiple clients. These policies and procedures are designed to prevent and detect favorable treatment of one account over another, and include policies for allocating trades equitably across multiple accounts, monitoring the composition of client portfolios to ensure that each reflects the investment profile of that client, and reviewing the performance of accounts of similar styles. Additionally, each employee of GIM is bound by its Code of Ethics, which establishes policies and procedures designed to ensure that clients’ interests are placed before those of an individual or the firm.
Compensation: The GIM Portfolio is managed by the portfolio management team at GIM. The portfolio managers’ compensation is made up of a base salary plus a performance bonus. Base salary for portfolio managers varies depending on qualitative and quantitative factors such as salary levels in the industry, experience, length of employment, and the nature and number of other duties for which he or she has responsibility. The performance bonus is based on a number of factors including the one-and three-year returns, before management fees and taxes, of each account managed relative to its benchmark (the Russell 2000 Growth Index for the GIM sub Portfolio); the one-and three-year returns, before management fees and taxes, of each account managed relative to the benchmark sector for which that manager has responsibility; and the value of the assets managed by that manager. Additionally, each individual participates in the overall profit of the firm through a profit sharing plan.
Portfolio Ownership: As of the fiscal period ended April 30, 2026, no portfolio manager of GIM, who managed the Fund, beneficially owned shares of the Victory Small Cap Stock Fund.
Loomis Sayles
Other Accounts Managed
The following table sets forth other accounts for which the Victory Growth Fund’s portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended April 30, 2026.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
Aziz V. Hamzaogullari	19*	$32,290.6*	21	$20,264.4	155	$41,440.4
*Excludes Victory Growth Fund.
The following table lists the number and types of Performance-Based accounts managed by each individual and assets under management in those accounts as of the last completed fiscal year.
	Registered Investment Companies		Other Pooled Investment Vehicle		Other Accounts
Name	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
Aziz V. Hamzaogullari	0	$—	3	$465.9	1	$365.3
Portfolio Ownership: As of the fiscal year ended April 30, 2026, Mr. Hamzaogullari didn’t beneficially own any shares of the Victory Growth Fund.
Conflicts of Interest: Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Funds and other accounts managed by the Portfolio Managers. A Portfolio Manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the Portfolio Manager has an interest. In addition, due to differences in the investment strategies or restrictions among a Fund and a Portfolio Manager’s other accounts, the Portfolio Manager may take action with respect to another account that differs from the action taken with respect to the Fund(s). Although such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts and may appear to create additional conflicts of interest for the Portfolio Manager in the allocation of management time and resources, Loomis Sayles strives to ensure that Portfolio Managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. Furthermore, Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s investment objective, investment guidelines and restrictions, the availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. Loomis Sayles maintains Trade Allocation and Aggregation Policies and Procedures to mitigate the effects of these potential conflicts as well as other types of conflicts of interest. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises or that Loomis Sayles will treat all accounts identically. Conflicts of interest also arise to the extent a Portfolio Manager short sells a stock or otherwise takes a short position in one client account but holds that stock long in other accounts, including the Fund(s), or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements,” which are discussed in Loomis Sayles’ Brokerage Allocation Policies and Procedures and Loomis Sayles’ Trade Aggregation and Allocation Policies and Procedures.
Compensation: Loomis Sayles believes that Portfolio Manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Mr. Hamzaogullari’s compensation has four components: a competitive base salary, an annual incentive bonus driven by investment performance, participation in a long-term incentive plan (with an annual and a post-retirement payout), and a revenue sharing bonus if certain revenue thresholds and performance hurdles are met.
Maximum variable compensation potential is a multiple of base salary and reflects performance achievements relative to peers with similar disciplines. The performance review considers the asset class, manager experience, and maturity of the product. The incentive compensation is based on trailing strategy performance and is weighted at one third for the three-year period, one third for the five-year period and one third for the ten-year period. He also receives performance based compensation as Portfolio Manager for a private investment fund. The Firm’s senior management reviews the components annually.
In addition, Mr. Hamzaogullari participates in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). He may also participate in the Loomis Sayles deferred compensation plan which requires all employees to defer 50% of their annual bonus if in excess of a certain dollar amount, except for those employees who will be age 61 or older on the date the bonus is awarded. These amounts are deferred over a two year period with 50% being paid out one year from the bonus anniversary date and the second 50% being paid out two years from the bonus anniversary date. These deferrals are deposited into an investment account on the employee's behalf, but the employee must be with Loomis Sayles on the vesting dates in order to receive the deferred bonus.
Wellington Management
Other Accounts Managed
The following table sets forth other accounts for which the Victory Science & Technology Fund's portfolio managers were primarily responsible for the day-to-day portfolio management as of April 30, 2026.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
Bruce L. Glazer	9	$540.2	24	$1,673.9	45	$781.6
Brian Barbetta	11	$5,049.6	29	$2,183.6	62	$2,678.6
Tom DeLong	8	$1,263.9	10	$212.2	29	$1,403.5
Jeremy Hartman	8	$1,663.1	16	$497.3	60	$2,035.9
The following table lists the number and types of Performance-Based accounts managed by each individual and assets under management in those accounts as of the last completed fiscal year.
	Registered Investment Companies		Other Pooled Investment Vehicle		Other Accounts
Name	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
Bruce L. Glazer	1	$42.9	8	$1,279.1	3	$43.3
Brian Barbetta	2	$3,612.4	7	$211.1	6	$297.5
Tom DeLong	0	$—	5	$110.3	6	$266.6
Jeremy Hartman	0	$—	5	$192.5	6	$463.5
Conflicts of Interest: Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Funds (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Funds. The Investment Professionals make investment decisions for each account, including the relevant Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant Fund.
An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the relevant Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the relevant Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Funds. Messrs. Corry, Shakin, and White also manage accounts that pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.
Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.
Compensation: Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Investment Subadvisory Agreement between Wellington Management and the Manager on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended April 30, 2026.
Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (the “Investment Professionals”) includes a base salary and incentive components. The base salary for each Investment Professional who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount determined by the managing partners of Wellington Management Group LLP. The base salary for the other Investment Professional is determined by the Investment Professional's experience and performance in his role as an Investment Professional. Base salaries for Wellington Management's employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional's manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Investment Professional and generally each other account managed by such Investment Professional. Each Investment Professional’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one-, three- and five-year periods, with an emphasis on five-year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Investment Professionals, including accounts with performance fees.
Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals also may be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Glazer, Barbetta, and Wantman are Partners.

Fund	Benchmark Index and/or Peer Group for Incentive Period
Victory Science & Technology Fund (Science Portion)	Effective 4/1/2016, S&P Composite 1500 Health Care Index; 8/1/2015 through 3/31/2016, S&P North American Healthcare Index.
Victory Science & Technology Fund (Technology Portion)	S&P North American Technology Sector Index (TR)
Portfolio Ownership: As of the fiscal year ended April 30, 2026, no portfolio managers of Wellington Management beneficially owned any shares of the Fund.
Portfolio Holdings Disclosure
The Board has adopted policies and procedures with respect to the disclosure of each Fund’s portfolio holdings by the Fund, the Adviser, or their affiliates. These policies and procedures provide that each Fund’s portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Certain limited exceptions are described below. These policies and procedures apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of a Fund, third parties providing services to the Funds (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Funds.
The Trust’s Chief Compliance Officer is responsible for monitoring each Fund’s compliance with these policies and procedures and for providing regular reports (at least annually) to the Board regarding the adequacy and effectiveness of the policy and recommend changes, if necessary.
Public Disclosure
The Funds disclose their complete portfolio holdings in its annual and semi annual reports to shareholders, which are sent to shareholders, and quarterly schedules of portfolio holdings no later than 60 days after the relevant fiscal period and are available on the Funds’ website, VictoryFunds.com. The Funds also file their complete portfolio holdings with the SEC for the first and third fiscal quarters on Form N-PORT. You can find these filings on the SEC’s website, www.sec.gov, and the Funds’ portfolio holdings are available at VictoryFunds.com in accordance with Rule 30e-3 under the 1940 Act.
In addition, the Funds disclose their complete portfolio holdings as of the quarter-end on the Funds’ website no earlier than the 15th day following the end of the calendar quarter (and five days in the case of money market funds). The Victory Money Market Fund will post information relating to its portfolio holdings on vcm.com five business days after the end of each month and will keep such information on the website for six months thereafter. The Funds intend to publish their top 10 holdings on the Funds’ website on a monthly basis no earlier than the 10th day following the end of the month.
Non-Public Disclosures
The Adviser may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Funds’ policies provide that non-public disclosures of a Fund’s portfolio holdings may only be made if: (i) the Fund has a “legitimate business purpose” (as determined by the President of the Trust) for making such disclosure; and (ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information and describes any compensation to be paid to the Fund or any “affiliated person” of the Adviser or Distributor, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser or Distributor.
The Adviser will consider any actual or potential conflicts of interest between the Adviser and a Fund’s shareholders and will act in the best interest of the Fund’s shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser will not authorize such release.
Ongoing Arrangements to Disclose Portfolio Holdings
As previously authorized by the Board and/or the Trust’s executive officers, a Fund periodically discloses non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Fund in its day-to-day operations, as well as public information to certain ratings organizations. These entities are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from a Fund. In none of these arrangements does a Fund or any “affiliated person” of the Adviser or Distributor receive any compensation, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser or Distributor.

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Adviser and Fund Accountant	Victory Capital Management Inc.	Daily.
Underwriter and Distributor	Victory Capital Services, Inc.	Daily.
Custodian	Citibank, N.A.	Daily.
Sub-Fund Accountant	Citi Fund Services Ohio, Inc.	Daily.
Financial Data Service	FactSet Research Systems, Inc.	Daily.
Liquidity Risk Management Service Provider	MSCI, Inc.	Daily.
Independent Registered Public Accounting Firm	Cohen & Company, Ltd.	Annual Reporting Period: within 15 business days of end of reporting period.
Legal Counsel, for EDGAR filings on Forms N-CSR and Form N-PORT	K&L Gates LLP	Up to 30 days before filing with the SEC.

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Ratings Agency	Lipper	Quarterly, no later than 15 calendar days after the end of the previous quarter.
Ratings Agency	Morningstar	Quarterly, no later than 15 calendar days after the end of the previous quarter.
Financial Data Service	Bloomberg L.P.	Quarterly, no later than 15 calendar days after the end of the previous quarter.
These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information, except as necessary in providing services to a Fund.
There is no guarantee that a Fund’s policies on use and dissemination of holdings information will protect the Fund from the potential misuse of holdings by individuals or firms in possession of such information.
• Where the person to whom the disclosure is made owes a fiduciary or other duty of trust or confidence to the Victory Fund (e.g., auditors, attorneys, and Access Persons under the Victory Capital Code of Ethics);
• Where the person has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information (e.g., custodians, accounting agents, securities lending agents, subadvisers, rating agencies, mutual fund evaluation services, such as Lipper, Inc. and proxy voting agents);
• As disclosed in this SAI; and
• As required by law or a regulatory body.
If portfolio holdings are released pursuant to an ongoing arrangement with any party that owes a fiduciary or other duty of trust or confidence to the Victory Fund or has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information, the Victory Fund must have a legitimate business purpose for doing so, and neither the Victory Fund, nor the Adviser or its affiliates, may receive any compensation in connection with an arrangement to make available information about the Victory Fund’s portfolio holdings. If the applicable conditions set forth above are satisfied, a Victory Fund may distribute portfolio holdings to mutual fund evaluation services such as Lipper and broker-dealers that may be used by the Victory Fund, for the purpose of efficient trading and receipt of relevant research. In providing this information to broker-dealers, reasonable precautions are taken to avoid any potential misuse of the disclosed information.
Each Victory Fund also may disclose any and all portfolio information to its service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or agreement. Each Victory Fund may provide portfolio holdings information to the following affiliates, subadvisers, vendors, broker-dealers and service providers: (1) certain affiliated entities with common systems access; (2) subadvisers to series of the Trust; (3) custodians and tax service providers (e.g., Citibank, N.A.); (4) securities lending agents (e.g., Citibank); (5) proxy voting and class action filing agents (ISS); (6) trade analytic consultants (e.g., Markit); (7) financial statement service providers (e.g., Toppan Merrill and Donnelley Financial Solutions); (8) certain mutual fund evaluation service providers (e.g., Lipper, Inc., Morningstar, Inc., Factset, Bloomberg Finance LP); (9) pricing vendors (e.g., S&P, JJ Kenney & Co., Thompson Financial/Reuters, ValueLine, Yield Book, and IDC) and (10) platform vendors, ICE Data Pricing & Reference Data LLC (“ICE”), (e.g., Charles River and Sungard (Dataware Solutions)) as well as certain other individuals that owe the Trust a duty of trust and confidence including fund counsel, internal audit, independent auditors, identified nationally recognized statistical rating organizations and executing broker dealers.
Any person or entity that does not have a previously approved ongoing arrangement to receive non-public portfolio holdings information and seeks a Victory Fund’s portfolio holdings information that (i) has not been filed with the SEC, or (ii) is not available on VictoryFunds.com, must submit its request in writing to the Victory Funds’ Chief Compliance Officer (“CCO”), or Victory Funds Legal Counsel, or their designee(s), who will make a determination whether disclosure of such portfolio holdings may be made and whether the relevant Fund needs to make any related disclosure in its SAI.
Each Fund intends to post its annual and semi annual reports and quarterly schedules of portfolio holdings on VictoryFunds.com (which typically occurs approximately 60 days after the end of each fiscal quarter). Each Fund intends to post its quarterly portfolio holdings on VictoryFunds.com (which typically occurs approximately 15 calendar days after each calendar quarter and five days in the case of money market funds). The Victory Money Market Fund will post information relating to its portfolio holdings on vcm.com five business days after the end of each month and will keep such information on the website for six months thereafter. In addition, each Fund intends to post its top 10 holdings on VictoryFunds.com 10 days following the end of each month. Monthly portfolio disclosures are filed with the SEC on Forms N-PORT and N-MFP. Information reported on Form N-PORT for the third month of each Fund’s fiscal quarter will be made publicly available 60 days after the end of the Fund’s fiscal quarter.

Approximately 31 days after the end of each month, each Fund’s portfolio holdings will be delivered to certain independent evaluation and reporting services such as Bloomberg, S&P, and Morningstar.
For the last month of each quarter, after all Victory funds' top holdings are made available on VictoryFunds.com, this information for each Fund will be delivered to certain independent evaluation and reporting services such as Lipper, S&P, Thomson Financial, and Value Line.
In order to address potential conflicts of interest between the interests of each Fund’s shareholders, on the one hand, and the interests of the Funds’ Adviser, principal underwriter, or certain affiliated persons, on the other, the Victory Funds have adopted the policies described above (i) prohibiting the receipt of compensation in connection with an arrangement to make available information about each Fund’s portfolio holdings and (ii) requiring certain requests for non-public portfolio holdings information to be approved by the CCO or the Funds Legal Counsel, and then reported to the Board, including the Independent Trustees.
Appendix A - Long-Term and Short-Term Debt Ratings
1. Long-Term Debt Ratings:
Moody’s Investors Service, Inc. (Moody’s)
Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa	Obligations rated Baa are subject to moderate credit risk. They are judged to be medium-grade and as such may possess certain speculative characteristics.
Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B	Obligations rated B are considered speculative and are subject to high credit risk.
Caa	Obligations rated Caa are judged to be speculative, of poor standing, and are subject to very high credit risk.
Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C	Obligations rated C are the lowest rated and typically are in default, with little prospect for recovery of principal and interest.
Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification. Modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, modifier 2 indicates a mid-range ranking, and modifier 3 indicates a ranking in the lower end of that generic rating category.
S&P Global Ratings (S&P)
AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA	An obligation rated ‘AA’ differs from the highest-rated obligation only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB
An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

Obligations rated ‘BB,’ ‘B,’ ‘CCC,’ ‘CC,’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’
indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC
An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC
An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C
An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D
An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

NR	This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.
Plus (+) or Minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
Fitch Ratings Inc. (Fitch)
AAA
Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse or economic conditions than is the case for higher ratings.

BBB
Good credit quality. “BBB” ratings indicate that expectations of default are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB
Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B
Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains.
Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	Substantial credit risk. Default is a real possibility.
CC	Very high levels of credit risk. Default of some kind appears probable.
C
Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;
c. the formal announcement by the issuer or its agent of a distressed debt exchange;

d. a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD	Restricted Default. 'RD' ratings indicate an issuer that in Fitch’s opinion has experienced:
a. an uncured payment default on a bond, loan or other material financial obligation, but
b. has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and
c. has not otherwise ceased operating.
This would include:
i. the selective payment default on a specific class or currency of debt;

ii. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

iii. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; and
iv. ordinary execution of a distressed debt exchange on one or more material financial obligations.
D
Default. “D” ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure or that has otherwise ceased business.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
2. Short-Term Debt Ratings:
Moody’s Municipal Obligations
MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, high reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
Moody’s Demand Obligations
VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.
VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.
VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.
SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack structural or legal protections.

Moody’s Corporate and Government
Prime-1 Ratings of Prime-1 reflect a superior ability to repay short-term obligations.
Prime-2 Ratings of Prime-2 reflect a strong ability to repay short-term obligations.
Prime-3 Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.
NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
S&P Municipal
SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3 Speculative capacity to pay principal and interest.
D ‘D’ is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
Fitch
F1	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.
B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.
C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.
D	Default. Denotes actual or imminent payment default

Appendix B - Summary of Proxy Voting Policies and Procedures
Victory Capital Management Inc. (the “Adviser”)
To assist the Adviser in making proxy-voting decisions, the Adviser has adopted a Proxy Voting Policy (“Policy”) that establishes voting guidelines (“Proxy Voting Guidelines”) with respect to certain recurring issues. The Policy is reviewed on an annual basis by the Adviser’s Proxy Committee (“Proxy Committee”) and revised when the Proxy Committee determines that a change is appropriate. The Board annually reviews the Trust’s Proxy Voting Policy and the Adviser’s Policy and determines whether amendments are necessary or advisable.
Voting under the Adviser’s Policy may be executed through administrative screening per established guidelines with oversight by the Proxy Committee or upon vote by a quorum of the Proxy Committee. The Adviser allows its Investment Franchises to modify their voting instructions against that of the default policy on a case-by-case basis, provided sufficient justification is provided and approved by the Proxy Committee. The Adviser delegates to Institutional Shareholder Services (“ISS”), an independent service provider, the non-discretionary administration of proxy voting for the Trust, subject to oversight by the Adviser’s Proxy Committee. In no circumstances shall ISS have the authority to vote proxies except in accordance with standing or specific instructions given to it by the Adviser.
The Adviser votes proxies in the best interests of the Funds and their shareholders. This entails voting client proxies with the objective of increasing the long-term economic value of Fund assets. The Adviser’s Proxy Committee determines how to vote proxies by following established guidelines, which are intended to assist in voting proxies and are not considered to be rigid rules. The Proxy Committee is directed to apply the guidelines as appropriate. On occasion, however, a contrary vote may be warranted when such action is in the best interests of the Funds or if required by the Board or the Funds’ Proxy Voting Policy. In such cases, the Adviser may consider, among other things:
• the effect of the proposal on the underlying value of the securities
• the effect on marketability of the securities
• the effect of the proposal on future prospects of the issuer
• the composition and effectiveness of the issuer’s board of directors
• the issuer’s corporate governance practices
• the quality of communications from the issuer to its shareholders
The Adviser also may take into account independent third-party, general industry guidance or other corporate governance review sources when making decisions. It may additionally seek guidance from other senior internal sources with special expertise on a given topic where it is appropriate. The Adviser generally votes on a case-by-case basis, taking into consideration whether implementation of an Environmental, Social, and Governance (“ESG”)-related proposal is likely to enhance or protect shareholder value. The investment team’s opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in a Fund’s best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.
The following examples illustrate the Adviser’s policy with respect to some common proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Guidelines, and whether the Adviser supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information.
Directors
• The Adviser generally supports the election of directors in uncontested elections, except when there are issues of accountability, responsiveness, composition, and/or independence.
• The Adviser generally supports proposals for an independent chair taking into account factors such as the current board leadership structure, the company’s governance practices, and company performance.
• The Adviser generally supports proxy access proposals that are in line with the market standards regarding the ownership threshold, ownership duration, aggregation provisions, cap on nominees, and do not contain any other unreasonably restrictive guidelines.
• The Adviser reviews contested elections on a case-by-case basis taking into account such factors as the company performance, particularly the long-term performance relative to the industry; the management track record; the nominee qualifications and compensatory arrangements; the strategic plan of the dissident and its critique of the current management; the likelihood that the proposed goals and objectives can be achieved; the ownership stakes of the relevant parties; and any other context that is particular to the company and the nature of the election.
Capitalization & Restructuring
• The Adviser generally supports capitalization proposals that facilitate a corporate transaction that is also being supported and for general corporate purposes so long as the increase is not excessive and there are no issues of superior voting rights, company performance, previous abuses of capital, or insufficient justification for the need for additional capital.
Mergers and Acquisitions
• The Adviser reviews mergers and acquisitions on a case-by-case basis to balance the merits and drawbacks of the transaction and factors such as valuation, strategic rationale, negotiations and process, conflicts of interest, and the governance profile of the company post-transaction.
Compensation
• The Adviser reviews all compensation proposals for pay-for-performance alignment, with emphasis on long-term shareholder value; arrangements that risk pay for failure; independence in the setting of compensation; inappropriate pay to non-executive directors, and the quality and rationale of the compensation disclosure.
• The Adviser will generally vote FOR advisory votes on executive compensation (“say on pay”) unless there is a pay-for-performance misalignment; problematic pay practice or non-performance-based element; incentive for excessive risk-taking, options backdating; or a lack of compensation committee communication and/or responsiveness to shareholder concerns.
• The Adviser will vote case-by-case on equity-based compensation plans taking into account factors such as the plan cost; the plan features; and the grant practices as well as any overriding factors that may have a significant negative impact on shareholder interests.
Social and Environmental Issues
• The Adviser generally will vote in line with the Board’s recommendations, with support limited to circumstances where it is considered that greater disclosure will directly enhance or protect shareholder value and is reflective of a clearly established reporting standard in the market.
Occasionally, conflicts of interest arise between the Adviser’s interests and those of a Fund or another client. When this occurs, the Proxy Committee must document the nature of the conflict and vote the proxy in accordance with the Proxy Voting Guidelines unless such guidelines are judged by the Proxy Committee to be inapplicable to the proxy matter at issue. In the event that the Proxy Voting Guidelines are inapplicable or do not mitigate the conflict, the Adviser will seek the opinion of the Adviser’s Chief Compliance Officer or consult with an external independent adviser. In the case of a Proxy Committee member having a personal conflict of interest (e.g. a family member is on the board of the issuer), such member will abstain from voting. Finally, the Adviser reports to the Board annually any proxy votes that took place involving a conflict, including the nature of the conflict and the basis or rationale for the voting decision made.
The Adviser generally will vote on proposals presented to shareholders of portfolio securities held by the Funds. However, the Adviser reserves the right not to vote on such proposals where it determines that the cost of exercising voting rights on behalf of a Fund exceeds the benefit of exercising such voting rights. In addition, the Adviser generally will not vote on proposals presented to shareholders with respect to foreign securities that are on loan under the Victory Funds’ securities lending program. In this connection, the Adviser has determined that the potential return from lending such securities generally is more advantageous to the Victory Fund than recalling such securities from the borrower to exercise voting rights with respect thereto. In addition, the Adviser generally will not vote on proposals presented to shareholders with respect to foreign securities that are subject to share blocking where the foreign company prevents the sale of shares for a certain period of time around the shareholder meeting. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions typically outweighs the advantages of voting at the shareholder meeting. The Adviser has retained ISS to receive proxy statements, provide voting recommendations, vote shares according to our instructions, and to keep records of our votes on behalf of the Victory Funds. ISS has developed a set of criteria for evaluating and making recommendations on proxy voting issues (for example, elections of boards of directors or mergers and reorganizations). These criteria and general voting recommendations are set forth in the ISS Proxy Voting Guidelines as customized by the Adviser with respect to certain matters. The Adviser retains the authority to determine the final vote for securities held by the Victory Funds.

GIM PROXY VOTING POLICIES AND PROCEDURES
Granahan Investment Management LLC (“GIM”) views proxy voting as an integral part of the overall investment process and is committed to supporting good governance practices. Our objective is to vote proxies in the best interest of our clients.  The Firm utilizes ISS (the “Provider”) recommendations as an aid in carrying out its proxy voting duties; though GIM retains ultimate authority over the process.
GIM generally votes in unison across all shares managed by GIM, where GIM has voting discretion. If a single account(s) casts a vote that is different from the other accounts, that reason must be well documented and is typically due to a specific request from the client to vote that way.
While GIM largely votes along with the Provider’s recommendations for routine matters, there are cases where GIM believes the recommendation conflicts with the vote that maximizes shareholder value and will vote against the recommendation. GIM expects companies we invest in to be led by an effective board whose approach is consistent with creating long term sustainable growth.  We expect the boards of the companies we own to promote a diverse and inclusive culture, transparency with shareholders, clear division of responsibilities, an appropriate balance of executive and non-executive members and transparency around remuneration.  Boards should ensure sound risk management and internal control systems.  In instances of conflict, the reason for our divergence from the recommendation must be written and approved by the CCO and CIO. The CCO and CIO will ensure there is no conflict of interest, personal or corporate, driving the vote against the recommendation. GIM seeks to vote ballots with the goal of maximizing shareholder value for all clients. In the event GIM chooses to vote against the provider’s recommendation, and that is clearly in conflict with a particular client’s best interest, GIM may choose to cast that client’s shares with a vote that eliminates any conflict.
GIM will evaluate and vote any proxy where the Provider does not give a recommendation or where the recommendation appears to be driven by a conflict of interest at the Provider.
GIM reviews proxy votes on a routine basis to confirm all ballot shares are voted, and to confirm that overrides have proper supporting documentation.
Foreign proxy voting can be impacted by operational issues, such as restricted liquidity while shares are being voted. GIM generally refrains from voting where the process itself impacts the marketability of the security.
GIM periodically assesses the Provider’s ability to continue to provide independent analysis, recommendations, and operational support to our proxy voting responsibilities through factors such as historical experience, perceived independence, and reputation.
LOOMIS SAYLES PROXY VOTING POLICIES AND PROCEDURES
Loomis Sayles uses the services of third parties (each a “Proxy Voting Service” and collectively the “Proxy Voting Services”), to provide research, analysis and voting recommendations and to administer the process of voting proxies for those clients for which Loomis Sayles has voting authority. Any reference in these Proxy Voting Procedures to a “Proxy Voting Service” is a reference either to the Proxy Voting Service that provides research, analysis and voting recommendations to Loomis Sayles or to the Proxy Voting Service that administers the process of voting proxies for Loomis Sayles or to both, as the context may require. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Service that provides research, analysis and voting recommendations to Loomis Sayles unless the Proxy Committee determines that the client’s best interests are served by voting otherwise.
All issues presented for shareholder vote are subject to the oversight of the Proxy Committee, either directly or by application of this policy. All non-routine issues will generally be considered directly by the Proxy Committee and, when necessary, the investment professionals responsible for an account holding the security, and will be voted in the best investment interests of the client. All routine “for” and “against” issues will be voted according to this policy unless special factors require that they be considered by the Proxy Committee and, when necessary, the investment professionals responsible for an account holding the security.
The Proxy Committee’s specific responsibilities include the following:
a. developing, authorizing, implementing and updating the Proxy Voting Procedures, including:
(i) annually reviewing the Proxy Voting Procedures to ensure consistency with internal policies and regulatory agency policies, including determining the continuing adequacy of the Proxy Voting Procedures to confirm that they have been formulated reasonably and implemented effectively, including whether they continue to be reasonably designed to ensure that proxy votes are cast in clients’ best interest,
(ii) annually reviewing existing voting guidelines and developing of additional voting guidelines to assist in the review of proxy proposals, and

(iii) annually reviewing the proxy voting process and addressing any general issues that relate to proxy voting;
b. overseeing the proxy voting process, including:
(i) overseeing the vote on proposals according to the predetermined policies in the voting guidelines,
(ii) directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration,
(iii) consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate, and
(iv) periodically sampling or engaging an outside party to sample proxy votes to ensure they comply with the Proxy Voting Procedures and are cast in accordance with the clients’ best interests;
c. engaging and overseeing third-party vendors that materially assist Loomis Sayles with respect to proxy voting, such as the Proxy Voting Services, including:
(i) determining and periodically reassessing whether, as relevant, the Proxy Voting Service has the capacity and competency to adequately analyze proxy issues by considering:
(a) the adequacy and quality of the Proxy Voting Service’s staffing, personnel and technology,
(b) whether the Proxy Voting Service has adequately disclosed its methodologies in formulating voting recommendations, such that Loomis Sayles can understand the factors underlying the Proxy Voting Service’s voting recommendations,
(c) the robustness of the Proxy Voting Service’s policies and procedures regarding its ability to ensure that its recommendations are based on current, materially complete and accurate information, and
(d) the Proxy Voting Service’s policies and procedures regarding how it identifies and addresses conflicts of interest, including whether the Proxy Voting Service’s policies and procedures provide for adequate disclosure of its actual and potential conflicts of interest with respect to the services it provides to Loomis Sayles.
(ii) providing ongoing oversight of the Proxy Voting Services to ensure that proxies continue to be voted in the best interests of clients and in accordance with these Proxy Voting Procedures and the determinations and directions of the Proxy Committee,
(iii) receiving and reviewing updates from the Proxy Voting Services regarding relevant business changes or changes to the Proxy Voting Services’ conflict policies and procedures, and
(iv) in the event that the Proxy Committee becomes aware that a recommendation of the Proxy Voting Service was based on a material factual error (including materially inaccurate or incomplete information): investigating the error, considering the nature of the error and the related recommendation, and determining whether the Proxy Voting Service has taken reasonable steps to reduce the likelihood of similar errors in the future; and
d. further developing and/or modifying these Proxy Voting Procedures as otherwise appropriate or necessary.
Loomis Sayles has established policies and procedures to ensure that proxy votes are voted in its clients’ best interests and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in these Proxy Voting Procedures. Second, where these Proxy Voting Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Service in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Service’s recommendation is not in the best interests of the firm’s clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Service’s recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have, and (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event, prior to directing any vote, the Proxy Committee will make reasonable efforts to obtain and consider information, opinions and recommendations from or about the opposing position.

Wellington Management LLP
Introduction
Wellington Management has adopted and implemented policies and procedures it believes are reasonably designed to ensure that proxies are voted in the best interests of clients for which it exercises proxy-voting discretion.
The purpose of this document is to outline Wellington Management’s approach to executing proxy voting.
Wellington Management’s Proxy Voting Guidelines (the “Guidelines”), which are contained in a separate document, set forth broad guidelines and positions on common issues that Wellington Management uses for voting proxies. The Guidelines set out our general expectations on how we vote rather than rigid rules that we apply without consideration of the particular facts and circumstances.
STATEMENT OF POLICY
Wellington Management:
Votes client proxies for clients that have affirmatively delegated proxy voting authority, in writing, unless we have arranged in advance with a particular client to limit the circumstances in which the client would exercise voting authority, or we determine that it is in the best interest of one or more clients to refrain from voting a given proxy.
Seeks to vote proxies in the best financial interests of the clients for which we are voting.
Identifies and resolves all material proxy-related conflicts of interest between the firm and our clients in the best interests of the client.
RESPONSIBILITY AND OVERSIGHT
The Proxy Voting Team monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Investment Stewardship Committee to develop practices that implement those requirements. The Proxy Voting Team also acts as a resource for portfolio managers and investment research analysts on proxy matters as needed. Day-to-day administration of the proxy voting process is the responsibility of the Proxy Voting Team. The Investment Stewardship Committee a senior, cross-functional group of experienced professionals, is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines, and identification and resolution of conflicts of interest. The Investment Stewardship Committee reviews the Guidelines as well as the Global Proxy Policy and Procedures annually.
PROCEDURES
Use of Third-Party Voting Agent
Wellington Management uses the services of a third-party voting agent for research and to manage the administrative aspects of proxy voting. We view third-party research as an input to our process. Wellington Management complements the research provided by its primary voting agent with research from other firms.
Our primary voting agent processes proxies for client accounts and maintains records of proxies voted. For certain routine issues, as detailed below, votes may be instructed according to standing instructions given to our primary voting agent, which are based on the Guidelines.
We manually review instances where our primary voting agent discloses a material conflict of interest of its own, potentially impacting its research outputs. We perform oversight of our primary voting agent, which involves regular service calls and an annual due diligence exercise, as well as regular touchpoints in the normal course of business.
Receipt of Proxy
If a client requests that Wellington Management vote proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting materials to Wellington Management or its designated voting agent in a timely manner.
Reconciliation
Proxies for public equity securities received by electronic means are matched to the securities eligible to be voted, and a reminder is sent to custodians/trustees that have not forwarded the proxies due. This reconciliation is performed at the ballot level. Although proxies received for private equity securities, as well as those received in non-electronic format for any securities, are voted as received, Wellington Management is not able to reconcile these ballots and does not notify custodians of non-receipt; Wellington Management is only able to reconcile ballots where clients have consented to providing holdings information with its provider for this purpose.
Proxy Voting Process

Our approach to voting is investment-led and serves as an influential component of our engagement and escalation strategy. The Investment Stewardship Committee, a cross-functional group of experienced professionals, oversees Wellington Management’s activities with regards to proxy voting practices.
Routine issues that can be addressed by the proxy voting guidance below are voted by means of standing instructions communicated to our primary voting agent. Some votes warrant analysis of specific facts and circumstances and therefore are reviewed individually. We examine such vote sources including internal research notes, third-party voting research and company engagement. While manual votes are often resolved by investment research teams, each portfolio manager is empowered to make a final decision for their relevant client portfolio(s), absent a material conflict of interest. Proactive portfolio manager input is sought under certain circumstances, which may include consideration of position size and proposal subject matter and nature. Where portfolio manager input is proactively sought, deliberation across the firm may occur. This collaboration does not prioritize consensus across the firm above all other interests but rather seeks to inform portfolio managers’ decisions by allowing them to consider multiple perspectives. Portfolio managers may occasionally arrive at different voting conclusions for their clients, resulting in different decisions for the same vote. Voting procedures and the deliberation that occurs before a vote decision are aligned with our role as active owners and fiduciaries for our clients.
Material Conflict of Interest Identification and Resolution Processes
Further detail on our management of conflicts of interest can be found in our Stewardship Conflicts of Interest Policy, available on our website.
OTHER CONSIDERATIONS
In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.
Securities Lending
Clients may elect to participate in securities lending. Such lending may impact their ability to have their shares voted. Under certain circumstances, and where practical considerations allow, Wellington Management may determine that the anticipated value of voting could outweigh the benefit to the client resulting from use of securities for lending and recommend that a client attempt to have its custodian recall the security to permit voting of related proxies. We do not borrow shares for the sole purpose of exercising voting rights.
Share Blocking and Re-Registration
Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.
Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs
Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote; the proxy materials are not delivered in a timely fashion; or, in Wellington Management’s judgment, the costs of voting exceed the expected benefits to clients (included but not limited to instances such as when powers of attorney or consularization or the disclosure of client confidential information are required).
ADDITIONAL INFORMATION
Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws. In addition, Wellington Management discloses voting decisions through its website, including the rationale for votes against management.
Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, as well as the Voting Guidelines, upon written request. In addition, Wellington Management will provide specific client information relating to proxy voting to a client upon written request.06143-0926

Victory Portfolios III
STATEMENT OF ADDITIONAL INFORMATION
SEPTEMBER 1, 2026

FUND NAME	FUND SHARES	INSTITUTIONAL SHARES	CLASS A	CLASS C	CLASS R6
Victory Target Retirement Income Fund	URINX	—	—	—	—
Victory Target Retirement 2030 Fund	URTRX	—	—	—	—
Victory Target Retirement 2040 Fund	URFRX	—	—	—	—
Victory Target Retirement 2050 Fund	URFFX	—	—	—	—
Victory Target Retirement 2060 Fund	URSIX	—	—	—	—
(each a “Fund” and together, the “Funds”)
Each Fund is a series of Victory Portfolios III (the “Trust”)
This Statement of Additional Information (“SAI”) is not a prospectus and contains information in addition to, and more detailed than, that set forth in each Fund’s prospectus. It is intended to provide you with additional information regarding the activities and operations of the Trust and the Funds and should be read in conjunction with each Fund’s prospectus dated as of the same date of this SAI as set forth above, as it may be amended or supplemented from time to time (each, a “Prospectus”). The SAI is incorporated by reference, in its entirety, into each Prospectus. You may obtain a free copy of the Prospectus for each Fund by writing to Victory Portfolios III, PO Box 182903, Columbus, OH 43218-2903, or by calling toll free (800) 235-8396, or at VictoryFunds.com.
The financial statement for each Fund and the Independent Registered Public Accounting Firm’s Report thereon for the fiscal year ended April 30, 2026, are included in the respective Fund’s Form N-CSR of that date and are incorporated herein by reference. The annual report to shareholders is available, without charge, on the Funds’ website or by writing or calling the Trust at the above address or toll-free phone number.

General Information
Victory Capital Management Inc. (“Victory Capital,” “Adviser,” or “Manager”) serves as the adviser of the Funds, and Victory Capital Services, Inc. (“VCS” or “Distributor”) serves as the distributor of the Funds' shares on a continuing, best-efforts basis. Prior to July 1, 2019, USAA Asset Management Company (“AMCO” or “Predecessor Adviser”) served as the adviser of the Funds and USAA Investment Management Company served as the distributor of the Funds' shares.
The Trust, formerly known as USAA Mutual Funds Trust and USAA State Tax-Free Trust, is an open-end management investment company established as a statutory trust under the laws of the state of Delaware pursuant to a Master Trust Agreement dated June 21, 1993, as amended. The Trust is authorized to issue shares of beneficial interest in separate portfolios. The Trust currently includes 45 portfolios, five of which are described in this SAI.
Much of the information in this SAI is intended to provide you with additional information regarding the activities and operations of the Trust and the Funds and should be read in conjunction with each Fund’s Prospectus. The Prospectus provides the basic information you should know before investing in a Fund.
Valuation of Securities
A Fund’s net asset value (“NAV”) per share is calculated each day, Monday through Friday, except days on which the New York Stock Exchange (“NYSE”) is closed. The NYSE currently is scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving, and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Each Fund reserves the right to calculate the NAV per share on a business day that the NYSE is closed.
The Adviser, acting as the valuation designee, has established the Pricing and Liquidity Committee (the “Committee”); and subject to the Trust’s Board of Trustees (the “Board”) oversight, the Committee administers and oversees each Fund’s valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow a Fund to use independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.
The Committee reports to the Board on a quarterly basis and provides information that assists the Board in satisfying their oversight of the Adviser's services as valuation designee. The Committee presents to the Board material fair value matters that occurred during the preceding quarter.
The Committee meets as often as necessary and makes recommendations on establishing, applying, and testing fair value methodologies. Additionally, the Committee assesses and manages risk, evaluates pricing services, and applies fair value determinations in accordance with fair valuation policies and procedures.
The value of securities of each Fund is determined by one or more of the following methods:
Equity securities, including exchange-traded funds (“ETFs”), exchange-traded notes (“ETNs”), and equity-linked structured notes, except as otherwise noted, traded primarily on domestic securities exchanges or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sale price, or the most recently determined official closing price calculated according to local market convention, available at the time a Fund is valued. If no last sale or official closing price is reported or available, the average of the closing bid price generally is used for U.S. listed equities and the average of the bid and ask prices generally is used for foreign listed equities.
Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of a Fund’s NAV may not take place at the same time the price of certain foreign securities held by a Fund is determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day a Fund’s NAV is calculated will not need to be reflected in the value of a Fund’s foreign securities. However, the Adviser  will monitor for events that would materially affect the value of a Fund’s foreign securities.  If the Adviser determines that a particular event would materially affect the value of a Fund’s foreign securities, then the Committee will consider such available information that it deems relevant to determine a fair value for the affected foreign securities, in accordance with the valuation procedures. In addition, a Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant.
1

Debt securities are valued each business day by a pricing service (the “Service”) approved by the Advisor as valuation designee. The Service uses evaluated bid or the last sales price to value a security when, in the Service’s judgment, these prices are readily available and are representative of the security’s market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon maturity, and type; indications as to values from dealers in securities; and general market conditions.
Short-term securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that it is determined that amortized cost represents the fair value of such securities. The Fund has adopted policies and procedures under which the Committee, subject to supervision by the Board, monitors the continued appropriateness of amortized cost valuations for such securities. Repurchase agreements are valued at cost.
Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day. Futures contracts are valued at the settlement price on the principal exchange on which they are traded or, in the absence of any transactions that day, the values are based upon the settlement price on the prior trading date. Options contracts are valued at the mean between the last bid and ask prices. Options on futures are valued at the settlement price determined by the applicable exchange.
In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Advisor as valuation designee. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause a Fund’s NAV to be more reliable than it otherwise would be.
Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.
Conditions of Purchase and Redemption
Nonpayment
If any order to purchase shares directly from the Trust is canceled due to nonpayment or if the Trust does not receive good funds by check or electronic funds transfer, Victory Capital Transfer Agency, Inc. (“Transfer Agent”), formerly known as USAA Transfer Agency Company d/b/a USAA Shareholder Account Services, will treat the cancellation as a redemption of shares purchased, and you may be responsible for any resulting loss incurred by a Fund or the Adviser. If you hold shares in an account with the Transfer Agent, the Transfer Agent can redeem shares from any of your account(s) with the Transfer Agent as reimbursement for all losses. In addition, you may be prohibited or restricted from making future purchases in other funds sponsored or managed by Victory Capital. A $29 fee is charged for all returned items, including checks and electronic funds transfers.
Transfer of Shares
Under certain circumstances, you may transfer Fund shares to another person by sending written instructions to the Transfer Agent. The account must be clearly identified, and you must include the number of shares to be transferred and the signatures of all registered owners. You also need to send written instructions signed by all registered owners and supporting documents to change an account registration due to events such as marriage or death. If a new account needs to be established, you must complete and return an application to the Transfer Agent.
Confirmations and Account Statements
Fund shareholders will receive a confirmation for each purchase, redemption, exchange, or share conversion transacted in their account. However, confirmations will not be sent for all dividend and capital gain distribution reinvestments and purchases through certain automatic investment plans and certain retirement plans, as well as certain automatic exchanges and withdrawals (excluding those in money market funds). These transactions will be confirmed at least quarterly on shareholder account statements.
Dividends and Other Distributions
Each Fund distributes to its shareholders substantially all of the net investment income it earns (by class, after deducting expenses attributable to the class) and any net capital gains (both long-term and short-term) and net gains from foreign currency transactions, if any, it realizes that are allocable to that class. Net investment income and realized gains and losses of each Fund are reflected in its
2

NAV until they are distributed. Because of this, if you buy shares of a Fund just before it makes such a distribution, you will end up getting some of your investment back as a taxable distribution. You can avoid this situation by waiting to invest until after the record date for the distribution.
Additional Purchase, Exchange, and Redemption Information
The value of your investment at the time of redemption of your shares may be more or less than the cost at purchase, depending on the value of the securities held in each Fund’s portfolio. Requests for redemption that are subject to any special conditions or that specify an effective date other than as provided herein cannot be accepted. A gain or loss for federal income tax purposes may be realized on the redemption of shares of a Fund, depending upon their aggregate NAV when redeemed and your basis in those shares for those purposes.
Shares of a Fund may be offered to other investment companies that are structured as funds-of-funds, to institutional investors, to financial intermediaries, and to other large investors (e.g., managed account programs offered by affiliated and unaffiliated investment advisers). These investors may, from time to time, own or control a significant percentage of a Fund’s shares. Accordingly, each Fund is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions by large investors in the Fund. These inflows and outflows may be frequent and could increase a Fund’s expense ratio, transaction costs, and taxable capital gain distributions (of net gains realized on the liquidation of portfolio securities to meet redemption requests), which could negatively affect the Fund’s performance and could cause shareholders to be subject to higher federal income tax with respect to their investments in the Fund. These inflows and outflows also could limit the Adviser's ability to manage investments of a Fund in an efficient manner, which could adversely impact the Fund's performance and its ability to meet its investment objective. For example, after a large inflow, a Fund may hold a higher level of cash than it might hold under normal circumstances while the Adviser seeks appropriate investment opportunities for the Fund. In addition, large inflows and outflows may limit the ability of a Fund to meet redemption requests and pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons, and could cause a Fund to purchase or sell securities when it would not normally do so, which would be particularly disadvantageous for a Fund if it needs to sell securities at a time of volatility in the markets, when values could be falling.
Shares normally are redeemed in cash, although each Fund reserves the right to redeem some or all of its shares in kind by delivering securities from a Fund’s portfolio of investments, rather than cash, under unusual circumstances or in order to protect the interests of remaining shareholders. Securities distributed in kind would be valued for this purpose using the same method employed in calculating a Fund’s NAV. If a Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such securities are converted into cash.
Accounts held with the Transfer Agent with a balance of less than $500 may be subject to automatic redemption, provided that (1) the value of the account has been reduced, below the minimum initial investment in such Fund at the time the account was established, for reasons other than market action, (2) the account has remained below the minimum level for six months, and (3) 30 days’ prior written notice of the proposed redemption has been sent to you. The Trust anticipates closing certain small accounts yearly. Shares will be redeemed at the NAV on the date fixed for redemption. Prompt payment will be made directly to your bank account on file, or if none, by mail to your last known address.
The Trust reserves the right to suspend the right of redemption or postpone the date of payment (1) for any periods during which the NYSE is closed, (2) when trading in the markets the Trust normally uses is restricted, or an emergency exists as determined by the SEC so that disposal of the Trust’s investments or determination of its NAV is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for protection of the Trust’s shareholders.
For the mutual protection of the investor and the Funds, the Trust may require a signature guarantee. If required, each signature on the account registration must be guaranteed. Signature guarantees are acceptable from FDIC member banks, brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, government securities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations. A signature guarantee for active duty military personnel stationed abroad may be provided by an officer of the United States Embassy or Consulate, a staff officer of the Judge Advocate General, or an individual’s commanding officer.
Excessive Short-Term Trading
The Victory Mutual Funds generally are not intended as short-term investment vehicles (except for the money market funds, Victory Short-Term Bond Fund, Victory Ultra Short-Term Bond Fund, and Victory Tax Exempt Short-Term Fund). Some investors try to profit by using excessive short-term trading practices involving mutual fund shares, frequently referred to as “market timing.”
Excessive short-term trading activity can disrupt the efficient management of a fund and raise its transaction costs by forcing portfolio managers to first buy and then sell portfolio securities in response to a large investment by short-term traders. While there is no
3

assurance that the affiliated Funds can deter all excessive and short-term trading, the Board has adopted the following policies (except for the money market funds, Victory Short-Term Bond Fund, Victory Ultra Short-Term Bond Fund, and Victory Tax Exempt Short-Term Fund). These policies are designed to deter disruptive, excessive short-term trading without needlessly penalizing bona fide investors.
To deter such trading activities, the affiliated Funds’ policies and procedures include:
• Each Fund reserves the right to reject any purchase order, including an exchange, that it regards as disruptive to the efficient management of the particular fund.
• Each Fund may use a fair value pricing service or other model to assist in establishing the current value of foreign securities held by any of the affiliated Funds. Fair value pricing is used to adjust for stale pricing, which may occur between the close of certain foreign exchanges or markets and the time the affiliated Funds calculate their NAV per share. Using fair value pricing is intended to deter those trying to take advantage of time-zone differences in the valuation of foreign securities and to prevent dilution to long-term investors. Fair value pricing of a foreign security can result in the affiliated Funds using a price that is higher or lower than the closing price of a foreign security for purposes of calculating a fund’s NAV.
Funds' Right to Reject Purchase and Exchange Orders and Limit Trading in Accounts
The main safeguard of the Funds and each series of the Trust (together, the “Affiliated Funds”) against excessive short-term trading is their right to reject purchase or exchange orders if in the best interest of the affected Fund. In exercising this discretion to reject purchase and exchange orders, the Affiliated Funds deem that certain excessive short-term trading activities are not in the best interest of the affected Fund because such activities can hamper the efficient management of the Fund. Generally, persons with a history of three short-term transactions within 90 days or less are suspected of market timing and the shareholder’s trading privileges (other than redemption of Fund shares) will be suspended. The Affiliated Funds also reserve the right to restrict future purchases or exchanges if an investor is classified as engaged in other patterns of excessive short-term trading, including after one large disruptive purchase and redemption or exchange. Finally, each Fund reserves the right to reject any other purchase or exchange order in other situations that do not involve excessive short-term trading activities if in the best interest of the Fund. For this purpose, a short-term transaction is a purchase or redemption of a Fund and, as applicable, a subsequent redemption or purchase of the same Fund, or an exchange of all or part of that same Fund.
The following transactions are exempt from the excessive short-term trading activity policies described above:
• Transactions in the money market funds, Victory Short-Term Bond Fund, Victory Ultra Short-Term Bond Fund, and Victory Tax Exempt Short-Term Fund;
• Purchases and sales pursuant to automatic investment or withdrawal plans;
• Purchases and sales made through Victory Capital 529 Education Savings Plan;
• Purchases and sales made in certain separately managed accounts in wrap fee programs;
• Purchases and sales by the Victory Target Retirement Funds, Victory Cornerstone Conservative Fund, and/or Victory Cornerstone Equity Fund; and
• Other transactions that are not motivated by short-term trading considerations if they are approved by Transfer Agent management personnel and are not disruptive to a Fund.
If a person is classified as having engaged in excessive short-term trading, the remedy will depend upon the trading activities of the investor in the account and related accounts and its disruptive effect, and can include warnings to cease such activity and/or restrictions or termination of trading privileges in a particular Affiliated Fund or all of the Affiliated Funds.
The Affiliated Funds rely on the Transfer Agent to review trading activity for excessive short-term trading. There can be no assurance, however, that its monitoring activities will successfully detect or prevent all excessive short-term trading. The Affiliated Funds or the Transfer Agent may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.
The Affiliated Funds seek to apply these policies and procedures uniformly to all investors; however, some investors purchase shares of Affiliated Funds through financial intermediaries that establish omnibus accounts to invest in the Affiliated Funds for their clients and submit net orders to purchase or redeem shares after combining their client orders. The Affiliated Funds subject to short-term trading policies generally treat each omnibus account as an individual investor and will apply the short-term trading policies to the net purchases and sales submitted by the omnibus account unless the Affiliated Funds or their Transfer Agent have entered into an agreement requiring the omnibus account to submit the underlying trading information for their clients upon our request and/or monitor
4

for excessive trading. For those omnibus accounts for which we have entered into agreements to monitor excessive trading or provide underlying trade information, the financial intermediary or Affiliated Funds will review net activity in these omnibus accounts for activity that indicates potential, excessive short-term trading activity. If we detect suspicious trading activity at the omnibus account level, we will request underlying trading information and review the underlying trading activity to identify individual accounts engaged in excessive short-term trading activity. We will instruct the omnibus account to restrict, limit, or terminate trading privileges in a particular Affiliated Fund for individual accounts identified as engaging in excessive short-term trading through these omnibus accounts.
We also may rely on the financial intermediary to review and identify underlying trading activity for individual accounts engaged in excessive short-term trading activity, and to restrict, limit, or terminate trading privileges if we determine the intermediary’s policies to be at least as stringent as the Affiliated Funds’ policy. For shares purchased through financial intermediaries, there may be additional or more restrictive policies. You may wish to contact your financial intermediary to determine the policies applicable to your account.
Because of the increased costs to review underlying trading information, the Affiliated Funds will not enter into agreements with every financial intermediary that operates an omnibus account. The Affiliated Funds or their Transfer Agent could decide to enter into such contracts with financial intermediaries for all Funds or particular Funds, and can terminate such agreements at any time.
Investment Plans
Under certain circumstances, the Trust makes available the following investment plans to shareholders of the Funds. At the time you sign up for any of the following investment plans that use the electronic funds transfer service, you will choose the day of the month (the “Effective Date”) on which you would like to regularly purchase shares. When this day falls on a weekend or holiday, the electronic transfer will take place on the last business day prior to the Effective Date. You may terminate your participation in a plan at any time. Please call the Adviser for details and necessary forms or applications or sign up online at vcm.com.
Automatic Purchase of Shares
Automatic Investment Plan – The regular purchase of additional shares through electronic funds transfer from a checking or savings account. You may invest as little as $50 per transaction.
Automatic Transfer Plan – The periodic transfer of funds from a Victory money market fund to purchase shares in another non-money market Victory mutual fund. There is a minimum investment required for this program of $5,000 in the money market fund, with a monthly transaction minimum of $50.
Buy/Sell Service – The intermittent purchase or redemption of shares through electronic funds transfer to or from a checking or savings account. You may initiate a “buy” or “sell” whenever you choose.
Directed Dividends – If you own shares in more than one of the funds in the Victory Funds, you may direct that dividends and/or capital gain distributions received from one fund be used to purchase shares automatically in the same class of another of those funds.
Participation in these automatic purchase plans allows you to engage in dollar-cost averaging.
Systematic Withdrawal Plan
If you own shares in a single investment account (accounts in different Victory Funds cannot be aggregated for this purpose), you may request that enough shares to produce a fixed amount of money be liquidated from the account monthly, quarterly, or annually. The amount of each withdrawal must be at least $50. Using the electronic funds transfer service, you may choose to have withdrawals electronically deposited at your bank or other financial institution. You also may elect to have such withdrawals invested in another Victory Fund.
This plan may be initiated by completing a Systematic Withdrawal Plan application, which may be requested from the Adviser. You may terminate participation in the plan at any time. You are not charged for withdrawals under the Systematic Withdrawal Plan. The Trust will not bear any expenses in administering the plan beyond the regular Transfer Agent and custodian costs of issuing and redeeming shares. The Adviser will bear any additional expenses of administering the plan.
Withdrawals will be made by redeeming full and fractional shares on the date you select at the time the plan is established. Withdrawal payments made under this plan may exceed dividends and other distributions and, to that extent, would reduce the dollar value of your investment and could eventually exhaust the account. Reinvesting dividends and other distributions help replenish the account. Because share values and net investment income can fluctuate, you should not expect withdrawals to be offset by rising income or share value gains. Withdrawals that exceed the value in your account will be processed for the amount available, and the plan will be canceled.
5

Each redemption of shares of a Fund may result in realization of a gain or loss, which must be reported on your federal income tax return. Therefore, you should keep an accurate record of any gain or loss realized on each withdrawal.
Tax-Deferred Retirement Plans
Federal tax on distributions may be deferred if you hold shares of a Fund through certain types of retirement programs. For your convenience, the Adviser offers 403(b)(7) accounts and various forms of individual retirement accounts (“IRAs”). You may make investments in one or any combination of the Funds described in the prospectuses of the Trust (excluding any Fund that distributes tax-exempt-interest dividends).
Applications for the IRA and 403(b)(7) programs should be sent directly to Victory Capital Transfer Agency, Inc., P.O. Box 182903, Columbus, OH 43218-2903. Applications for these retirement accounts received by the Adviser will be forwarded to the Custodian for acceptance.
An administrative fee of $20 is deducted from the money sent to you after closing an account. Exceptions to the fee are: partial distributions and distributions due to disability or death. This charge is subject to change as provided in the various agreements. There may be additional charges, as mutually agreed upon between you and the Custodian, for further services requested of the Custodian.
You may obtain detailed information about the accounts from the Adviser. Each employer or individual establishing a tax-deferred retirement account also is advised to consult with a tax adviser before establishing the account.
Investment Objectives, Practices, Policies, and Risks
Investment Objectives
The sections captioned Investment Objective and Principal Investment Strategy in the Funds’ prospectus describe the investment objective(s) and the investment policies applicable to each Fund. There can, of course, be no assurance that each Fund will achieve its investment objective(s). Each Fund’s objective(s) is not a fundamental policy and may be changed upon written notice to, but without the approval of, the Funds’ shareholders. If there is a change in the investment objective of a Fund, the Fund’s shareholders should consider whether the Fund remains an appropriate investment in light of then-current needs.
Investment Practices, Policies, and Risks
The following provides more detailed information about the types of instruments in which the underlying Affiliated Funds (“Underlying Funds”) may invest, strategies that may be used in pursuit of the Underlying Funds’ investment objectives, and certain risks the Retirement Funds and the Underlying Funds may be subject to. Each Underlying Fund may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the Underlying Fund achieve its goal. Unless described as a principal investment policy in an Underlying Fund’s prospectus, these represent the non-principal investment policies of the Underlying Funds.
Adjustable-Rate Securities
An Underlying Fund may invest in adjustable-rate securities. The interest rate on an adjustable-rate security fluctuates periodically. Generally, the security’s yield is based on a U.S. dollar-based interest-rate benchmark such as the Federal Funds Rate, the 90-day Treasury bill rate, or the Secured Overnight Financing Rate (“SOFR”). The yields on these securities are reset on a periodic basis (for example, daily, weekly, or quarterly) or upon a change in the benchmark interest rate. The yields are closely correlated to changes in money market interest rates.
Asset-Backed Securities
An Underlying Fund may invest in asset-backed securities (“ABS”). ABS represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card, motor vehicle, or trade receivables. They may be pass-through certificates, which have characteristics very similar to mortgage-backed securities, discussed below. With respect to the Underlying Funds, such pass-through certificates may include equipment trust certificates (“ETC”) secured by specific equipment, such as airplanes and railroad cars. ETC securities also may be enhanced by letters of credit. An ABS also may be in the form of asset-backed commercial paper, which is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets.
The credit quality of ABS depends primarily on the quality of the underlying assets, the rights of recourse available against the underlying assets and/or the issuer, the level of credit enhancement, if any, provided for the securities, and the credit quality of the credit-support provider, if any. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from
6

ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default is ensured by payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. An Underlying Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. In addition, the risk of default by borrowers is greater during times of rising interest rates and/or unemployment rates and generally is higher in the case of asset pools that include subprime assets.
On occasion, the pool of assets also may include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating-rate assets to back a fixed-rate obligation. Credit quality depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the structure or by a third-party insurance wrap, and the credit quality of the swap counterparty, if any.
ABS may be subject to interest rate risk and prepayment risk. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the ABS. Moreover, when an Underlying Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short or intermediate term at the time of purchase into a longer-term security. Since the value of longer-term securities generally fluctuates more widely in response to changes in interest rates than does the value of shorter-term securities, maturity extension risk could increase the volatility of an Underlying Fund. The weighted average life of such securities is likely to be substantially shorter than their stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.
Borrowing Money and Issuing Senior Securities
Pursuant to the investment restrictions that have been adopted by the Trust for each Underlying Fund, each Underlying Fund may not issue senior securities, except as permitted under the 1940 Act. “Senior securities” are defined as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any Underlying Fund obligations that have a priority over the Underlying Fund’s shares with respect to the payment of dividends or the distribution of Underlying Fund assets. The 1940 Act prohibits an Underlying Fund from issuing senior securities except that the Underlying Fund may borrow money in amounts of up to one-third (33 1/3%) of the Underlying Fund’s total assets (including the amount borrowed) less liabilities (other than borrowings) from banks. Any borrowings that exceed this amount will be reduced within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation even if it is not advantageous to sell securities at that time. Borrowings may be used for a variety of purposes, including (i) for temporary or emergency purposes, (ii) in anticipation of or in response to adverse market conditions, (iii) for cash management purposes, and (iv) for investment purposes. Borrowed money will cost an Underlying Fund interest expense and/or other fees. The costs of borrowing may reduce an Underlying Fund’s return. To the extent that an Underlying Fund has outstanding borrowings, it will be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of an Underlying Fund’s securities.
An Underlying Fund together with other funds of the Trust and Victory Portfolios and Victory Portfolios II, participates in a 364-day committed credit facility and a 364-day uncommitted, demand credit facility with Citibank, N.A. (Citibank). Each such credit facility may be renewed if so agreed by the parties. Under the agreement with Citibank, the Funds may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. Of this amount, $40 million committed of the line of credit and $60 million of the uncommitted line of credit are reserved for use by the Victory Floating Rate Fund (a series of Victory Portfolios), with that Fund paying the related commitment fees for that amount. The purpose of each agreement is to meet temporary or emergency cash needs. For the committed credit facility, Citibank receives an annual commitment fee of 0.15%. Each Fund pays a pro-rata portion (adjusted for the amount of credit reserved for the Victory Floating Rate Fund) of these fees and pays the interest on any amount that it borrows.
Calculations of Dollar-Weighted Average Portfolio Maturity
Dollar-weighted average portfolio maturity is derived by multiplying the value of each debt instrument by the number of days remaining to its maturity, adding these calculations, and then dividing the total by the value of an Underlying Fund’s debt instruments. An obligation’s maturity typically is determined on a stated final maturity basis, although there are some exceptions to this rule.
With respect to obligations held by an Underlying Fund, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of mortgage-backed securities, some asset-backed securities (“ABS”) and securities subject to sinking fund arrangements are determined on a weighted average life basis, which is the average time for principal to be repaid. For mortgage-backed securities and some ABS, this average time is calculated by assuming
7

prepayment rates of the underlying loans. These prepayment rates can vary depending upon the level and volatility of interest rates. This, in turn, can affect the weighted average life of the security. The weighted average lives of these securities will be shorter than their stated final maturities. In addition, for purposes of an Underlying Fund’s investment policies, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features such as puts or demand features that, in the judgment of the Adviser, will result in the instrument being valued in the market as though it has the earlier maturity.
Finally, for purposes of calculating the dollar-weighted average portfolio maturity of these Underlying Funds, the maturity of a debt instrument with a periodic interest reset date will be deemed to be the next reset date, rather than the remaining stated maturity of the instrument if, in the judgment of the Adviser, the periodic interest reset features will result in the instrument being valued in the market as though it has the earlier maturity.
Commodity-Linked Notes
An Underlying Fund may invest in commodity-linked notes, which are a type of structured note. Commodity-linked notes are privately negotiated structured debt securities indexed to the return of an index such as the Dow Jones-UBS Commodity Index Total Return, which is representative of the commodities market. They are available from a limited number of approved counterparties, and all invested amounts are exposed to the dealer’s credit risk. Commodity-linked notes may be leveraged. For example, if an Underlying Fund invests $100 in a three-times leveraged commodity-linked note, it will exchange $100 principal with the dealer to obtain $300 exposure to the commodities market because the value of the note will change by a magnitude of three for every percentage point change (positive or negative) in the value of the underlying index. This means a $100 note would be worth $70 if the commodity index decreased by 10 percent. Structured notes also are subject to counterparty risk.
Investments linked to the prices of commodities, including commodity-linked notes, are considered speculative. The values of commodity-linked notes are affected by events that might have less impact on the values of stocks and bonds. Prices of commodities and related contracts may fluctuate significantly over short periods due to a variety of factors, including changes in supply and demand relationships, weather, agriculture, fiscal, and exchange control programs, disease, pestilence, and international economic, political, military, and regulatory developments. In addition, the commodity markets may be subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions. These circumstances could adversely affect the value of the commodity-linked notes and make commodity-linked notes more volatile than other types of investments. Investments in commodity-linked notes may have substantial risks, including risk of loss of a significant portion of their principal value. They also can generate tax risks.
Convertible Securities
An Underlying Fund may invest in convertible securities, which are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock. The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer. Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.
A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities are subordinate in rank to any senior debt obligations of the same issuer and, therefore, an issuer’s convertible securities entail more risk than its debt obligations.
The convertible securities in which the Underlying Funds invest may be rated below investment grade as determined by Moody’s Investors Service Inc. or S&P Global Ratings (“S&P”), or unrated but judged by the Adviser to be of comparable quality (commonly called “junk” bonds). For a more complete description of debt ratings, see Appendix A. Such securities are deemed to be speculative and involve greater risk of default due to changes in interest rates, economic conditions, and the issuer’s creditworthiness. As a result, their market prices tend to fluctuate more than those of higher-quality securities. During periods of general economic downturns or rising interest rates, issuers of such securities may experience financial difficulties, which could affect their ability to make timely interest and principal payments. An Underlying Fund’s ability to timely and accurately value and dispose of lower-quality securities also may be affected by the absence or periodic discontinuance of liquid trading markets.
8

Cover
Transactions using certain derivative instruments, other than purchased options, expose an Underlying Fund to an obligation to another party. An Underlying Fund will not enter into any such transactions unless there appears to be a liquid secondary market for such investments; or unless it owns either (1) an offsetting (covered) position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash or liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.
For more information about these practices, see the “Derivatives” section.
Cybersecurity Risk
Technology, such as the internet, has become more prevalent in the course of business; and as such, each Underlying Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks that shut down, disable, slow or otherwise disrupt operations, business processes, or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact an Underlying Fund and its shareholders and cause the Underlying Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. Cyber incidents may cause an Underlying Fund or its service providers to lose proprietary information, suffer data corruption, lose operational capacity (e.g., the loss of the ability to process transactions, calculate an Underlying Fund’s NAV, or allow shareholders to transact business), and/or fail to comply with applicable privacy and other laws. Among other potentially harmful effects, cyber incidents also may result in theft, unauthorized monitoring and failures in the physical infrastructure or operating systems that support the Underlying Fund and its service providers. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Underlying Funds' service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, each Underlying Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect each Underlying Fund or its shareholders. In certain situations, the Underlying Funds, the Adviser, or a service provider may be required to comply with law enforcement in responding to a cybersecurity incident, which may prevent each Underlying Funds from fully implementing their cybersecurity plans and systems, and (in certain situations) may result in additional information loss or damage. Each Underlying Fund and its shareholders could be negatively impacted as a result.
Derivatives
Under circumstances in which such instruments are expected by the Manager to aid in achieving each Underlying Fund’s investment objective, each Underlying Fund may buy and sell certain types of derivatives. Derivatives are instruments that derive their value from the value of one or more underlying assets, reference rates or indices, and may include futures contracts, options on futures contracts, swaps, options on currencies, securities, and securities indexes. Derivatives also may possess the characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and, therefore, possess the risks of both futures and securities investments.
Derivatives, such as futures contracts; options on currencies, securities, and securities indexes; options on futures contracts; and swaps enable an Underlying Fund to take both “short” positions (positions that anticipate a decline in the market value of a particular asset or index) and “long” positions (positions that anticipate an increase in the market value of a particular asset or index). Each Underlying Fund also may use strategies that involve simultaneous short and long positions in response to specific market conditions, such as where the Adviser anticipates unusually high or low market volatility.
The Adviser may enter into derivative positions for an Underlying Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect an Underlying Fund from an expected decline in the market value of an asset or group of assets that an Underlying Fund owns (in the case of a short hedge) or to protect an Underlying Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or “anticipatory” hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy) or “speculative” strategies, which are undertaken to equitize the cash or cash equivalent portion of an Underlying Fund’s portfolio or to profit from (i) an expected decline in the market value of an asset or group of assets which an Underlying Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire.
Rule 18f-4 regulates the use of derivatives for certain funds registered under the Investment Company Act (“Rule 18f-4”). With respect to Funds that qualify as a “Full Compliance Derivatives User” and in compliance with Rule 18f-4, those Funds have adopted and implemented policies and procedures to manage the Funds’ aggregate derivatives risk. In addition, those Funds may trade derivatives
9

and certain other instruments that create future payment or delivery obligations subject to a value-at-risk (“VaR”) based leverage limit, have established and implemented a comprehensive derivatives risk management program and testing requirements, appointed a derivatives risk manager, and have complied with all reporting requirements relating to board and SEC reporting, which include providing additional disclosure both publicly and to the SEC regarding its derivatives positions. For Funds that qualify as limited derivatives users, Rule 18f-4 requires those Funds to have policies and procedures to manage their aggregate derivatives risk. These requirements have an impact on the Funds, including a potential increase in cost to enter into derivatives transactions.
Equity-Linked Structured Notes
An Underlying Fund may invest in equity-linked structured notes, which are derivative securities specifically designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes typically are offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.
Equity Securities
An Underlying Fund may invest in equity securities listed on any domestic or foreign securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities . As used herein, “equity securities” are defined as common stock, preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, sponsored or unsponsored depositary receipts such as American depositary receipts (“ADRs”), European depositary receipts (“EDRs”), global depositary receipts (“GDRs”), and convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company’s capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.
Eurodollar and Yankee Obligations
An Underlying Fund may invest in Eurodollar obligations or Yankee obligations. Eurodollar obligations are dollar-denominated instruments that have been issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that have been issued by foreign issuers in the U.S. capital markets.
Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk, and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from leaving the country. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers. However, Eurodollar and Yankee obligations will undergo the same type of credit analysis as domestic issues in which an Underlying Fund invests, and will have at least the same financial strength as the domestic issuers approved for an Underlying Fund.
European Securities
The European Union’s (the “EU”) Economic and Monetary Union (the “EMU”) requires member countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, and other factors, each of which may significantly impact every European country and their economic partners. The economies of EU member countries and their trading partners may be adversely affected by changes in the exchange rate of the euro (the common currency of the EU), changes in EU or governmental regulations on trade and other areas, and the threat of default or an actual default by an EU member country on its sovereign debt, which could negatively impact a Fund’s investments and cause it to lose money. In recent years, the European financial markets have been negatively impacted by concerns relating to rising government debt levels and national unemployment; possible default on or restructuring of sovereign debt in several European countries; and economic downturns. Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. A European country’s default or debt restructuring would adversely affect the holders of the country’s debt and sellers of credit default swaps linked to the country’s creditworthiness and could negatively impact global markets more generally.
10

Uncertainties regarding the viability of the EU have impacted and may continue to impact markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, securities markets would likely be significantly disrupted. On January 31, 2020, the UK left the EU, commonly referred to as “Brexit,” and the UK ceased to be a member of the EU. Following a transition period during which the EU and UK government engaged in a series of negotiations regarding the terms of the UK’s future relationship with the EU, the UK and the EU reached a trade agreement on December 31, 2020, which became effective May 1, 2021, after being approved by all applicable UK and EU governmental bodies in early 2021. The UK has one of the largest economies in Europe and is a major trading partner with the other EU countries and the United States.
Investing in the securities of Eastern European issuers is highly speculative and involves risks not usually associated with investing in the more developed markets of Western Europe. Securities markets of Eastern European countries typically are less efficient and have lower trading volume, lower liquidity, and higher volatility than more developed markets. Eastern European economies also may be particularly susceptible to disruption in the international credit market due to their reliance on bank-related inflows of capital. To the extent that a fund invests in European securities, it may be exposed to these risks through its direct investments in such securities, including sovereign debt, or indirectly through investments in money market funds and financial institutions with significant investments in such securities.
Exchange-Traded Funds (“ETFs”)
Each Fund may invest in ETFs, which are, with a few exceptions, open-end investment companies that trade throughout the day. ETFs trade on stock exchanges and typically track a market index or specific sectors of the stock or bond markets. Because they trade like a stock, they offer trading flexibility desired by both individuals and institutions. The value of the underlying securities held by an ETF is a major factor in determining an ETF’s price. However, ETFs do not necessarily trade at their NAV. The price of an ETF also is determined by supply and demand and, as a result, the share price of an ETF may trade at a premium or discount to its NAV.
To the extent a Fund invests in ETFs, it will be exposed to the same risks of the ETFs’ holdings as the ETFs themselves in direct proportion to the allocation of the Fund’s assets among those ETFs. You also will indirectly bear fees and expenses charged by the ETFs in which the Fund invests in addition to the Fund’s direct fees and expenses. In addition, an ETF may be a “passive investor” and, therefore, invests in the securities and sectors contained in the index it seeks to track without regard for, or analysis of, the prospects of such securities or sectors. An ETF may invest in all of the securities in such index or in a representative sample of such securities. ETFs generally do not attempt to take defensive positions in volatile or declining markets or under other conditions. Furthermore, ETFs usually are not able to duplicate exactly the performance of the underlying indexes they track. The difference in performance between an ETF and the index it seeks to track can be due to, among other factors, the expenses that the ETF pays, regulatory constraints, investment strategies or techniques undertaken by the ETF, and changes to an underlying index. There also may be a lack of correlation between the securities in an index and those actually held by an ETF. The performance of a Fund that invests in such an ETF could be adversely impacted. In addition, although the ETFs generally are listed on securities exchanges, there can be no assurances that an active trading market for such ETFs will be maintained. Secondary market trading in the ETFs also may be halted by a national securities exchange because of market conditions or for other reasons. There can be no assurances that the requirements necessary to maintain the listing of the ETFs will continue to be met or will remain unchanged.
Exchange-Traded Notes (“ETNs”)
An Underlying Fund may invest in ETNs. ETNs are a type of unsecured, unsubordinated debt security, usually issued by large financial institutions. This type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protections exist. The purpose of ETNs is to create a type of security that combines the aspects of both bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (i.e., NYSE) during normal trading hours. However, investors also can hold the debt security until maturity. At that time, the issuer will give the investor a cash amount that would be equal to the principal amount (subject to the day’s index factor).
One factor that affects the ETN’s value is the credit rating of the issuer. The value of an ETN also may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced commodity or security. An Underlying Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. If an Underlying Fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. There may be restrictions on an Underlying Fund’s right to redeem its investment in an ETN, which is generally meant to be held until maturity. ETNs are subject to counterparty credit risk and fixed-income risk. ETNs also are subject to tax risk. No assurance can be given that the Internal Revenue Service (“IRS”) will accept, or a court will uphold, how an Underlying Fund characterizes and treats ETNs for federal income tax purposes. Further, Congress and the IRS frequently consider proposals that would change the timing of recognition and tax character of income and gains from ETNs.
11

Foreign Securities
An Underlying Fund may invest in foreign securities purchased in either foreign (non-dollar denominated) or U.S. markets, including ADRs, EDRs, and GDRs. Investing in foreign securities poses unique risks: currency exchange rate fluctuations; foreign market illiquidity; emerging markets risk; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; political or social instability, including policies of foreign governments which may affect their respective equity markets; foreign taxation requirements including withholding taxes; prohibitions or restrictions by certain foreign governments on foreign investing in their capital markets or in certain industries, or limitations on the removal of funds or assets; and difficulties in obtaining legal judgments. In the past, equity and debt instruments of foreign markets have been more volatile than equity and debt instruments of U.S. securities markets.
Investing in the securities of companies located in emerging market countries generally involves greater risk than investing in the securities of companies located in countries with developed markets. The Adviser considers all countries of the world to be emerging market countries, except Austria, Australia, Belgium, Canada, Denmark, Finland, France, Germany, the Hong Kong Special Administrative Region (“Hong Kong”), Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK, and the United States. The People’s Republic of China (“PRC”) currently exercises sovereignty over Hong Kong; however, Hong Kong retains economic and political autonomy under the Basic Law, a “quasi-constitution” that has been in place since Hong Kong reverted to PRC sovereignty in 1997. The Basic Law is anticipated to remain in place until 2047; however, recent tensions between the Chinese government and many people in Hong Kong who perceive China as tightening control over Hong Kong's semi-autonomous liberal political, economic, legal and social framework may cause uncertainty in the Hong Kong and Chinese markets. Investments in emerging market countries may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries. For instance, these countries may be more likely than developed countries to experience rapid and significant developments in their political or economic structures. Some emerging market countries restrict foreign investments, impose withholding or other taxes on foreign investments, and/or may nationalize or expropriate the assets of private companies. Therefore, an Underlying Fund may be limited in its ability to make direct or additional investments in an emerging markets country. Such restrictions also may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of an Underlying Fund. In addition, the securities markets of emerging markets countries generally are smaller, less liquid and more volatile than those of developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and less reliable settlement, registration and custodial procedures. Emerging market countries also may be subject to high inflation and rapid currency devaluations and may be heavily dependent on international trade, which can materially affect their securities markets. The risks associated with investing in a narrowly defined geographic area also generally are more pronounced with respect to investments in emerging market countries.
Any investments in foreign securities will be made in compliance with U.S. and foreign currency restrictions, tax laws, and laws limiting the amount and types of foreign investments. Pursuit of the Underlying Funds’ investment objectives will involve currencies of the United States and of foreign countries. Consequently, changes in exchange rates, currency convertibility, and repatriation requirements may favorably or adversely affect the Underlying Funds.
ADRs may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by a depositary and the issuer of the security underlying the receipt. An unsponsored facility may be established by a depositary without participation by the issuer of the security underlying the receipt. There are greater risks associated with holding unsponsored depositary receipts. For example, if an Underlying Fund holds an unsponsored depositary receipt, it will generally bear all of the costs of establishing the unsponsored facility. In addition, the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security. Whether a sponsored or unsponsored facility, there is no assurance that either would pass through to the holders of the receipts voting rights with respect to the deposited securities.
Forward Currency Contracts
An Underlying Fund may enter into forward currency contracts. A forward contract involves an agreement to purchase or sell a specific currency at a specified future date or over a specified time period at a price set at the time of the contract. Forward currency contracts seek to protect against uncertainty in the level of future foreign exchange rates. These contracts are usually traded directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged.
An Underlying Fund may enter into forward currency contracts under two circumstances. First, when an Underlying Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security until settlement. By entering into such a contract, an Underlying Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency from the date the security is purchased or sold to the date on which payment is made or received. Second, when management of an Underlying Fund believes that the currency of a specific country may deteriorate relative to the U.S. dollar, it may enter into a forward contract to sell that currency. An Underlying Fund may not hedge with respect to a particular currency for an amount greater than the aggregate market value
12

(determined at the time of making any sale of forward currency) of the securities held in its portfolio denominated or quoted in, or bearing a substantial correlation to, such currency.
The use of forward contracts involves certain risks. The precise matching of contract amounts and the value of securities involved generally will not be possible since the future value of such securities in currencies more than likely will change between the date the contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult, and successful execution of a short-term hedging strategy is uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment strategies. The Adviser believes it is important, however, to have the flexibility to enter into such contracts when it determines it is in the best interest of a Underlying Fund to do so. It is impossible to forecast what the market value of portfolio securities will be at the expiration of a contract. Accordingly, it may be necessary for an Underlying Fund to purchase additional currency (and bear the expense of such purchase) if the market value of the security is less than the amount of currency an Underlying Fund is obligated to deliver, and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of currency an Underlying Fund is obligated to deliver. An Underlying Fund is not required to enter into such transactions and will not do so unless deemed appropriate by the Adviser.
Although the Funds value their assets each business day in terms of U.S. dollars, they do not intend to convert their foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to an Underlying Fund at one rate, while offering a lesser rate of exchange should an Underlying Fund desire to resell that currency to the dealer.
Forward contracts in which an Underlying Fund may engage include foreign exchange forwards. The consummation of a foreign exchange forward requires the actual exchange of the principal amounts of the two currencies in the contract (i.e., settlement on a physical basis). Because foreign exchange forwards are physically settled through an exchange of currencies, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. A foreign exchange forward generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and the prices at which they are selling various currencies. When an Underlying Fund enters into a foreign exchange forward, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction. An Underlying Fund may be required to obtain the currency that it must deliver under the foreign exchange forward through the sale of portfolio securities denominated in such currency or through conversion of other assets of an Underlying Fund into such currency.
Forward contracts in which an Underlying Fund may engage also include non-deliverable forwards (“NDFs”). NDFs are cash-settled, short-term forward contracts on foreign currencies (each a “Reference Currency”) that are non-convertible and that may be thinly traded or illiquid. NDFs involve an obligation to pay an amount (the “Settlement Amount”) equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate (the “NDF Rate”), with respect to an agreed notional amount. NDFs have a fixing date and a settlement (delivery) date. The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.
Although NDFs are similar to foreign exchange forwards, NDFs do not require physical delivery of the Reference Currency on the settlement date. Rather, on the settlement date, the only transfer between the counterparties is the monetary settlement amount representing the difference between the NDF Rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.
NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions, including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations. Although NDFs historically have been traded over-the-counter, in the future, pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”), they may be exchange-traded. Under such circumstances, they will be centrally cleared, and a secondary market for them will exist. With respect to NDFs that are centrally cleared, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor. Even if some NDFs remain traded OTC, they will be subject to margin requirements for uncleared swaps and counterparty risk common to other swaps.
For more information about these practices, see the “Derivatives” section.
13

Fund-of-Funds Structures
Section 12(d)(1)(A) of the 1940 Act, in relevant part, prohibits a registered investment company from acquiring shares of an investment company if after such acquisition the securities represent more than 3% of the total outstanding voting stock of the acquired company, more than 5% of the total assets of the acquiring company, or, together with the securities of any other investment companies, more than 10% of the total assets of the acquiring company, except in reliance on certain exceptions contained in the 1940 Act and the rules and regulations thereunder.
Rule 12d1-4 permits a Fund to exceed the limits in Section 12 of the 1940 Act, if the Fund complies with the adopted framework for fund-of-funds arrangements. Rule 12d1-4 contains elements from the SEC’s prior exemptive orders permitting fund-of-funds arrangements, and includes (i) limits on control and voting; (ii) required evaluations and findings; (iii) required fund-of-funds investment agreements; and (iv) limits on complex structures. Each Fund is permitted to invest in both affiliated and unaffiliated investment companies, including ETFs (“underlying funds”) in excess of the limits in Section 12 of the 1940 Act subject to the conditions of Rule 12d1-4.
Futures Contracts
An Underlying Fund may use futures contracts to implement its investment strategy. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency, interest rate, or an index of securities, at a future time at a specified price. Opening a position by buying a contract establishes a long position, while opening a position by selling a contract establishes a short position.
The purchase of a futures contract on a security or an index of securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. An Underlying Fund initially will be required to deposit with the Trust’s custodian or the futures commission merchant (“FCM”) effecting the futures transaction an amount of “initial margin” in cash or securities, as permitted under applicable regulatory policies.
The initial margin in futures transactions is different from the margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called “maintenance or variation margin”) to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as “marking to market.” For example, when an Underlying Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and an Underlying Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when an Underlying Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and an Underlying Fund would be required to make a maintenance margin payment to the broker.
At any time prior to expiration of the futures contract, an Underlying Fund may elect to close the position by taking an opposite position that will terminate an Underlying Fund’s position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to an Underlying Fund, and an Underlying Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance seldom are made.
The risk of loss in trading futures contracts can be substantial because of the low margin deposits required and the high degree of leveraging involved in futures pricing. As a result, a relatively small price movement in a futures contract may cause an immediate and substantial loss or gain. The primary risks associated with the use of futures contracts are: (i) imperfect correlation between the change in market value of the stocks held by an Underlying Fund and the prices of futures contracts; and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures on securities, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers.
For more information about these practices, see the “Derivatives” section.
Illiquid Securities
An Underlying Fund may invest up to 15% of its respective net assets in securities that are illiquid. Illiquid securities generally are those securities that may not be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. Investments in illiquid securities may impair an Underlying Fund’s ability to raise cash for redemptions or other purposes.
14

Interfund Borrowing and Lending
An Underlying Fund is entitled to rely on an exemptive order from the SEC allowing them to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (the “Interfund Lending Program”). Under the Interfund Lending Program, the Funds may lend or borrow money for temporary purposes directly to or from one another (an “Interfund Loan”), subject to meeting the conditions of the SEC exemptive order. All Interfund Loans will consist only of uninvested cash reserves that the lending Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.
If a Fund has outstanding bank borrowings, any Interfund Loans to the Fund would: (a) be at an interest rate equal to or lower than that of any outstanding bank borrowing, (b) be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, that event of default by the Fund will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the master interfund lending agreement, entitling the lending Fund to call the Interfund Loan immediately (and exercise all rights with respect to any collateral), and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.
A Fund may borrow on an unsecured basis through the Interfund Lending Program only if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets, provided that if the borrowing Fund has a secured loan outstanding from any other lender, including but not limited to another Fund, the lending Fund’s Interfund Loan will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a borrowing Fund’s total outstanding borrowings immediately after an Interfund Loan would be greater than 10% of its total assets, the Fund may borrow through the Interfund Lending Program only on a secured basis. A Fund may not borrow under the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets or any lower threshold provided for by the Fund’s fundamental restrictions or non-fundamental policies.
No Fund may lend to another Fund through the Interfund Lending Program if the loan would cause the lending Fund’s aggregate outstanding loans through the Interfund Lending Program to exceed 15% of its current net assets at the time of the loan. A Fund’s Interfund Loans to any one Fund shall not exceed 5% of the lending Fund’s net assets. The duration of Interfund Loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days, and for purposes of this condition, loans effected within seven days of each other will be treated as separate loan transactions. Each Interfund Loan may be called on one business day’s notice by a lending Fund and may be repaid on any day by a borrowing Fund. The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund borrowing and lending are designed to minimize the risks associated with interfund borrowing and lending for both a lending Fund and a borrowing Fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the Interfund Loan could be called on one business day’s notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan is not available from another Fund. Interfund Loans are subject to the risk that a borrowing Fund could be unable to repay the loan when due, and a delay in repayment to a lending Fund or from a borrowing Fund could result in a lost investment opportunity or additional costs. No Fund may borrow more than the amount permitted by its investment limitations. The Interfund Lending Program is subject to the oversight and periodic review of the Board.
Inverse Floating Rate Securities
An Underlying Fund may invest up to 10% of its net assets in municipal securities whose coupons vary inversely with changes in short-term tax-exempt interest rates and thus are considered leveraged investments in underlying municipal bonds (or securities with similar economic characteristics). In creating such a security, a municipality issues a certain amount of debt and pays a fixed interest rate. A portion of the debt is issued as variable rate short-term obligations, the interest rate of which is reset at short intervals, typically seven days or less. The other portion of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. These securities present special risks for two reasons: (1) if short-term interest rates rise (fall), the income an Underlying Fund earns on the inverse floating rate security will fall (rise); and (2) if long-term interest rates rise (fall) the value of the inverse floating rate security will fall (rise) more than the value of the underlying bond because of the leveraged nature of the investment. The Underlying Fund will seek to buy these securities at attractive values and yields that more than compensate the Underlying Fund for the securities’ price volatility.
Investments in Real Estate Investment Trusts (“REITs”)
An Underlying Fund may invest a portion of its assets in equity securities of REITs, and thereby may be subject to certain risks associated with direct investments in real estate. In addition, some of the Underlying Funds may invest a portion of their assets in the debt and preferred securities of REITs and, therefore, may be subject to certain other risks, such as credit risk, associated with investment in these securities. REITs may be affected by changes in the value of their underlying properties and by defaults by
15

borrowers or tenants. Furthermore, REITs are dependent upon the specialized management skills of their managers and may have limited geographic diversification, thereby subjecting them to risks inherent in financing a limited number of projects. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.
Lending of Securities
An Underlying Fund may lend its securities in accordance with a lending policy that has been authorized by the Board and implemented by the Adviser. Securities may be loaned only to qualified broker-dealers or other institutional investors that have been determined to be creditworthy by the Adviser. When borrowing securities from an Underlying Fund, the borrower will be required to maintain collateral with the Trust in an amount at least equal to the fair value of the borrowed securities. During the term of each loan, an Underlying Fund will be entitled to receive payments from the borrower equal to all interest and dividends paid on the securities during the term of the loan by the issuer of the securities. In addition, each Underlying Fund will invest any cash received as collateral in high-quality short-term instruments such as obligations of the U.S. government or of its agencies or instrumentalities, repurchase agreements, or shares of money market mutual funds, thereby earning additional income. Risks to an Underlying Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due; and that the value of the collateral, including collateral investments, will be less than the amount required to be returned to the borrower.
No loan of securities will be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of a Fund’s total assets. An Underlying Fund may terminate a loan at any time.
Leveraged Loans
An Underlying Fund may invest in leveraged loans, a type of bank loan. Leveraged loans are adjustable-rate bank loans made to companies rated below investment grade. The interest rates on leveraged loans are reset periodically based upon the fluctuations of a base interest rate such as the Secured Overnight Financing Rate (“SOFR”) and a “spread” above that base interest rate that represents a risk premium to the lending banks and/or other participating investors. Many bank loans bear an adjustable rate of interest; however, leveraged loans provide for a greater “spread” over the base interest rate than other bank loans because they are considered to represent a greater credit risk. Because they are perceived to represent a greater credit risk, leveraged loans possess certain attributes that are similar to high-yield securities. However, because they are often secured by collateral of the borrower, leveraged loans possess certain attributes that are similar to other bank loans.
Limitations and Risks of Options and Futures Activity
As noted above, an Underlying Fund may engage in both hedging and non-hedging strategies. Although effective hedging generally can capture the bulk of a desired risk adjustment, no hedge is completely effective. An Underlying Fund’s ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in the hedged asset correlate with price movements of the futures and options.
Non-hedging strategies typically involve special risks. The profitability of an Underlying Fund’s non-hedging strategies will depend on the ability of the Adviser to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets often are more volatile than corresponding securities markets, and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.
Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on an Underlying Fund’s ability to effectively carry out its derivative strategies and might, in some cases, require the Underlying Fund to deposit cash to meet applicable margin requirements.
Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.
If an Underlying Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Underlying Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Underlying Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option.
16

Historically, advisers of registered investment companies trading commodity interests (such as futures contracts, options on futures contracts, and swaps), including the Underlying Funds, have been excluded from regulation as Commodity Pool Operators (“CPOs”) pursuant to Commodity Futures Trading Commission (“CFTC”) Regulation 4.5. In February 2012, the CFTC announced substantial amendments to the permissible exclusions, and to the conditions for reliance on the permissible exclusions, from registration as a CPO. To qualify for an exclusion under these amendments to CFTC Regulation 4.5, if an Underlying Fund uses commodity interests (such as futures contracts, options on futures contracts, and swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions, determined at the time the most recent position was established, may not exceed 5% of the Underlying Fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) or, alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). In addition, to qualify for an exclusion, an Underlying Fund must satisfy a marketing test, which requires, among other things, that an Underlying Fund not hold itself out as a vehicle for trading commodity interests. The amendments to CFTC Regulation 4.5 became effective on April 24, 2012.
The Adviser currently claims an exclusion (under CFTC Regulation 4.5) from registration as a CPO with respect to the Underlying Funds and, in its management of the Underlying Funds, intends to comply with one of the two alternative trading limitations described above and the marketing limitation. Complying with the trading limitations may restrict the Adviser’s ability to use derivatives as part of the Underlying Funds' investment strategies. Although the Adviser expects to be able to execute the Underlying Funds' investment strategies within the limitations, an Underlying Fund’s performance could be adversely affected. In addition, rules under the Dodd-Frank Act may limit the availability of certain derivatives, may make the use of derivatives by portfolios more costly, and may otherwise adversely impact the performance and value of derivatives.
For more information about these practices, see the “Derivatives” section.
Liquidity Determinations
Rule 22e-4 under the 1940 Act (the “Liquidity Rule”) requires the Funds to establish and maintain a liquidity risk management program (“LRMP”). The Liquidity Rule defines “illiquid security” as a security that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”), or securities otherwise subject to restrictions or limitations on resale under the 1933 Act shall not be deemed illiquid solely by reason of being unregistered. Victory Capital, under oversight of the Board, determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.
Loan Interests and Direct Debt Instruments (“bank loans”)
An Underlying Fund may invest in loan interests and direct debt instruments, generally referred to as bank loans, which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (in the case of loans and loan participations), to suppliers of goods or services (in the case of trade claims or other receivables), or to other parties. These investments involve a risk of loss in case of the default, insolvency, or bankruptcy of the borrower.
Loans normally are not registered with the SEC or any state securities commission or listed on any securities exchange. As a result, there typically is less public information available about a specific loan than there would be if the loan were registered or traded on an exchange. Loans also may not be considered “securities,” and purchasers, such as an Underlying Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws with respect to any loans they own in the event of fraud or misrepresentation by a borrower.
An Underlying Fund may come into possession of material non-public information about a borrower as a result of its ownership of a loan or other debt instrument of such borrower. Because of prohibitions on trading in securities of issuers while possessing such information, an Underlying Fund might be unable to enter into a transaction in a publicly traded security of that borrower when it otherwise would be advantageous to do so.
Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, or are not made in a timely manner, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than unsecured loans in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may only pay a small fraction of the amount owed. Direct indebtedness of
17

developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.
Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks such as a loan foreclosure, and costs and liabilities associated with owning and disposing of the collateral. In addition, it is possible that a purchaser could be held liable as a co-lender. Direct debt instruments also may involve a risk of insolvency of the lending bank or other intermediary.
A loan often is administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower under the terms of the loan or other indebtedness. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.
Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.
For purposes of an Underlying Fund’s investment limitations, an Underlying Fund generally will treat the borrower as the “issuer” of indebtedness held by an Underlying Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between an Underlying Fund and the borrower, if the participation does not shift the direct debtor-creditor relationship with the borrower to an Underlying Fund, SEC interpretations require an Underlying Fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as “issuers” for purposes of an Underlying Fund’s investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict an Underlying Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.
Loans may have extended settlement periods. Accordingly, the proceeds from the sale of a loan may not be available to make additional investments or to meet redemption obligations until potentially a substantial period after the sale of the loan. The extended trade settlement periods could force an Underlying Fund to liquidate other securities to meet redemptions and may present a risk that an Underlying Fund may incur losses in order to timely honor redemptions.
Master Demand Notes
An Underlying Fund may invest in master demand notes, which are obligations that permit the investment of fluctuating amounts by each Fund, or an Underlying Fund, at varying rates of interest using direct arrangements between the Fund, or an Underlying Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Each Fund, or Underlying Fund, has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because master demand notes are direct lending arrangements between the lender and borrower, these instruments generally will not be traded, and there generally is no secondary market for these notes, although they are redeemable (and immediately repayable by the borrower) at face value, plus accrued interest, at any time. We will invest a Fund’s or an Underlying Fund's assets in master demand notes only if the Board or its delegate has determined that they are of credit quality comparable to the debt securities in which the Fund, or an Underlying Fund, generally may invest.
Mortgage-Backed Securities
An Underlying Fund may invest in mortgage-backed securities. Mortgage-backed securities include, but are not limited to, securities issued by the Government National Mortgage Association (“Ginnie Mae,” also known as “GNMA”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Mortgage Corporation (“Freddie Mac”). These securities represent ownership in a pool of mortgage loans. They differ from conventional bonds in that principal is paid back to the investor as payments are made on the underlying mortgages in the pool. Accordingly, an Underlying Fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor. Like other fixed-income securities, when interest rates rise, the value of mortgage-backed securities with prepayment features generally will decline. In addition, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed-income securities. The weighted average life of such securities is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.
18

Ginnie Mae is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Until recently, Fannie Mae and Freddie Mac were government-sponsored corporations owned entirely by private stockholders. Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the U.S. government. The value of the companies’ securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses. The U.S. Treasury historically has had the authority to purchase obligations of Fannie Mae and Freddie Mac. In addition, in 2008, due to capitalization concerns, Congress provided the U.S. Treasury with additional authority to lend Fannie Mae and Freddie Mac emergency funds and to purchase the companies’ stock, as described below. In September 2008, the U.S. Treasury and the Federal Housing Finance Agency (“FHFA”) announced that Fannie Mae and Freddie Mac had been placed in conservatorship.
Since that time, Fannie Mae and Freddie Mac have received significant capital support through U.S. Treasury preferred stock purchases and U.S. Federal Reserve (the “Fed”) purchases of their mortgage-backed securities. While the Fed’s purchases have terminated, the U.S. Treasury announced in December 2009 that it would continue its support for the entities’ capital as necessary to prevent a negative net worth. From the time Fannie Mae and Freddie Mac were placed into conservatorship through the fourth quarter of 2017, Fannie Mae and Freddie Mac required U.S. Treasury support of approximately $187.5 billion through draws under the preferred stock purchase agreements and have paid the U.S. Treasury approximately $278.8 billion in aggregate cash dividends. However, such payments do not constitute a repayment of the draws Fannie Mae and Freddie Mac received from the U.S. Treasury. In the first quarter of 2018, Fannie Mae and Freddie Mac each reported that the passage of the Tax Cuts and Jobs Act in December 2017 had resulted in a decrease in the value of their deferred tax assets. As a result, Fannie Mae and Freddie Mac reported net losses during the fourth quarter of 2017 and indicated that they would request draws from the U.S. Treasury in the amount of $3.7 billion and $0.3 billion, respectively. Accordingly, no assurance can be given that the Fed, U.S. Treasury, or FHFA initiatives will ensure that Fannie Mae or Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue. Moreover, there remains significant uncertainty as to whether (or when) Fannie Mae and Freddie Mac will emerge from conservatorship, which has no specified termination date. Fannie Mae and Freddie Mac also are the subject of several continuing class action lawsuits and investigations by federal regulators, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. The future of Fannie Mae and Freddie Mac is in question as Congress is considering several pieces of legislation that would reform Fannie Mae and Freddie Mac, which would propose to address their structure, mission, portfolio limits and guarantee fees, among other issues. The potential impact of these developments is unclear, but they could cause an Underlying Fund to lose money.
Unlike mortgage-backed securities issued or guaranteed by the U.S. government or one of the GSEs, mortgage-backed securities issued by private issuers do not have a government or GSE guarantee. Private issuers may purchase various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance, to support the timely payment of principal and interest of the underlying mortgage loans. However, there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. In addition, privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, private mortgage-backed securities may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
On June 3, 2019, under the FHFA’s “Single Security Initiative,” Fannie Mae and Freddie Mac ceased issuing their own mortgage-based securities and started issuing uniform mortgage-backed securities (“UMBS”). The Single Security Initiative seeks to align the characteristics of certain Fannie Mae and Freddie Mac mortgage-based securities and to support the overall liquidity in certain markets. Each UMBS will have a 55-day remittance cycle and can be used as collateral in either a Fannie Mae or Freddie Mac security or held for investment. In addition, investors may be approached to convert existing mortgage-backed securities into UMBS, possibly with an inducement fee being offered to holders of Freddie Mac mortgage-backed securities. The effects that the Single Security Initiative may have on the market and other mortgage-backed securities are uncertain.
An Underlying Fund also may invest in mortgage-backed securities that include collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities (“CMBSs”), stripped mortgage-backed securities (“SMBSs”), interest only commercial mortgage-backed securities (“CMBS IOs”), and mortgage dollar rolls.
CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are divided into pieces (tranches) with varying maturities. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable cash flows than regular mortgage securities, but such cash flows can be difficult to predict because of the effect of prepayments. Failure to accurately predict prepayments can adversely affect an Underlying Fund’s return on these investments. CMOs also may be less marketable than other securities.
CMBSs include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, apartments, hotels and motels, nursing homes, hospitals and senior living centers. Many of the risks of investing in CMBSs reflect the risks of investing in the real estate securing the underlying
19

mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations. CMBSs may be less liquid and exhibit greater price volatility than other types of mortgage-backed securities.
SMBSs are derivative multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing. SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on an Underlying Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an Underlying Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, established trading markets for these types of securities are not as developed and, accordingly, these securities may be deemed “illiquid” and subject to an Underlying Fund’s limitations on investment in illiquid securities.
CMBS IOs are similar to the SMBSs described above but are contrasted by being backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. Therefore, they generally have less prepayment risk than SMBSs, and also are less sensitive to interest rate changes. CMBS IOs are subject to default-related prepayments that may have a negative impact on yield.
In mortgage dollar roll transactions, an Underlying Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. While the Underlying Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Underlying Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. At the time an Underlying Fund enters into a mortgage dollar roll, it designates on its books and records cash or liquid securities to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by an Underlying Fund. The mortgage dollar rolls entered into by an Underlying Fund may be used as arbitrage transactions in which the Underlying Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll. Because an Underlying Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage.
Municipal Lease Obligations (“MLOs”)
An Underlying Fund may invest in MLOs, which are installment purchase contract obligations, and certificates of participation in such obligations (collectively, “lease obligations”). Lease obligations do not constitute general obligations of a municipality for which the municipality’s taxing power is pledged, although a lease obligation is ordinarily backed by a municipality’s covenant to budget for the payments due under the lease obligation.
Certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In evaluating a potential investment in such a lease obligation, the Adviser will consider: (1) the credit quality of the obligor; (2) whether the underlying property is essential to a governmental function; and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation.
Options on Securities, Securities Indexes or Corresponding ETF, and Options on Futures Contracts
An Underlying Fund may purchase and sell options on securities or securities indexes or corresponding ETF and options on futures contracts to implement its investment strategy. There are two basic types of options: “puts” and “calls.” Each type of option can be used to establish either a long or a short position, depending upon whether an Underlying Fund is the purchaser or a writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.
20

Purchased options have limited risk equal to the amount of the premium paid for the option. Such options afford the opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.
The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is, when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that an Underlying Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.
The obligation of the writer of an option continues until the writer effects a closing purchase transaction, the option expires, or until the option is exercised. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.
Among the options that the Underlying Fund may purchase or sell are options on an index or corresponding ETF. In general, options on an index are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities, or futures contracts, the Underlying Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.
A securities index or corresponding ETF assigns relative values to the securities included in the index or corresponding ETF and the index or corresponding ETF options are based on a broad market index or corresponding ETF. In connection with the use of such options, the Underlying Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.
Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, commodities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Inflation-protected securities, for example, can be indexed to a measure of inflation, such as the Consumer Price Index (CPI). Commodity-indexed securities, for example, can be indexed to a commodities index such as the Dow Jones-UBS Commodity Index Total Return.
The performance of indexed securities depends to a great extent on the performance of the security, currency, commodity, or other instrument or measure to which they are indexed, and also may be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments or measures. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, the U.S. Treasury, and certain other U.S. government agencies. In calculating an Underlying Fund’s dividends, index-based adjustments may be considered income.
Periodic Auction Reset Bonds
An Underlying Fund may invest in periodic auction reset bonds. Periodic auction reset bonds are bonds whose interest rates are reset periodically through an auction mechanism. Periodic auction reset bonds, similar to short-term debt instruments, generally are subject to less interest rate risk than long-term fixed rate debt instruments because the interest rate will be periodically reset in a market auction. Periodic auction reset bonds with a long remaining stated maturity (i.e., 10 years or more), however, could have greater market risk than fixed short-term debt instruments, arising from the possibility of auction failure or insufficient demand at an auction, resulting in greater price volatility of such instruments compared to fixed short-term bonds.
21

Preferred Stocks
An Underlying Fund may invest in preferred stocks, which represent a class of capital stock. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. Preferred stockholders do not ordinarily enjoy any of the voting rights of common stockholders. Most preferred stock is cumulative, meaning that if dividends are passed (not paid for any reason), they accumulate and must be paid before common dividends. Typically, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. However, an adjustable-rate preferred stock pays a dividend that is adjustable, usually quarterly, based on changes in the U.S. Treasury bill rate or other money market rates. A convertible preferred stock is exchangeable for a given number of common shares and thus tends to be more volatile than nonconvertible preferred, which behaves more like a fixed-income bond. The main benefit to owning preferred stock is that the investor has a greater claim on the company’s assets than common stockholders. Preferred stockholders always receive their dividends, and in the event the company goes bankrupt are paid off before common stockholders. An Underlying Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.
Put Bonds
An Underlying Fund may invest in securities (including securities with variable interest rates), the interest on which is excludable from gross income for federal income tax purposes (“tax-exempt securities”), that may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities normally will trade as if maturity is the earliest put date, even though stated maturity is longer. Under an Underlying Fund’s portfolio allocation procedure, maturity for put bonds is deemed to be the date on which the put becomes exercisable.
Recent Market Conditions and Regulatory Developments
Both U.S. and international markets have experienced significant volatility in recent years. As a result of such volatility, investment returns may fluctuate significantly. National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. However, the interconnectedness of economies and/or markets may be diminishing or changing, which may impact such economies and markets in ways that cannot be foreseen at this time.
Some countries, including the United States, have adopted more protectionist trade policies, which is a trend that appears to be continuing globally. Slowing global economic growth, the rise in protectionist trade policies, inflationary pressures, changes to some major international trade agreements, risks associated with the trade agreement between countries and regions, including the United States and other foreign nations, political, or economic dysfunction within some countries or regions, including the United States, and dramatic changes in consumer sentiment and commodity and currency prices could affect the economies and markets of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time and may create significant volatility in the markets. In addition, these policies, including the impact on the U.S. dollar, may decrease foreign demand for U.S. assets, which could have a negative impact on certain issuers and/or industries.
Although interest rates were unusually low in recent years in the United States and abroad, in 2022, the U.S. Federal Reserve (“Fed”) and certain foreign central banks raised interest rates as part of their efforts to address rising inflation. The Fed and certain foreign central banks have started to lower interest rates, though economic or other factors, such as inflation, could stop such changes. It is difficult to accurately predict the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or again reverse course. Additionally, various economic and political factors could cause the Fed or other foreign central banks to change their approach in the future and such actions may result in an economic slowdown both in the United States and abroad. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market. Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, reduce liquidity across various markets or decrease confidence in the markets. Also, regulators have expressed concern that changes in interest rates may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. Historical patterns of correlation among asset classes may break down in unanticipated ways during times of high volatility, disrupting investment programs and potentially causing losses.
Regulators in the United States adopted a number of changes to regulations involving the markets and issuers, some of which implicate the Fund. The full effect of various newly adopted regulations is not currently known. Due to the scope of regulations being adopted, certain of these changes to regulation could limit a Fund’s ability to pursue its investment strategies or make certain investments, may make it more costly for it to operate, or adversely impact its performance. Additionally, it is possible that recently adopted regulations could be further revised or rescinded, which creates material uncertainty on their impact to a Fund.
22

Advancements in technology, including advanced development and increased regulation of artificial intelligence, may adversely impact market movements and liquidity. As artificial intelligence is used more widely, the profitability and growth of certain issuers and industries may be negatively impacted in ways that cannot be foreseen and could adversely impact performance.
Tensions, war, or open conflict between nations, such as between Russia and Ukraine, in the Middle East, or in eastern Asia could affect the economies of many nations, including the United States. The duration of ongoing hostilities and any sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of a Fund and its investments or operations could be negatively impacted.
Certain illnesses spread rapidly and have the potential to significantly and adversely affect the global economy. The impact of epidemics and/or pandemics that may arise in the future could negatively affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time and could last for an extended period of time.
High public debt in the United States and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory, and diplomatic events within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.
China’s economy, which had been sustained through debt-financed spending on housing and infrastructure, appears to be experiencing a significant slowdown and growing at a lower rate than prior years. While the Chinese government appears to be taking measures to address these issues, due to the size of China’s economy, the resolution of these issues could impact a number of other countries.
Global climate change can have potential effects on property and security values. Certain issuers, industries, and regions may be adversely affected by the impact of climate change in ways that cannot be foreseen. The impact of legislation, regulation, and international accords related to climate change, including any direct or indirect consequences that may not be foreseen, may negatively impact certain issuers, industries, and regions.
A rise in sea levels, a change in weather patterns, including an increase in powerful storms and large wildfires, and/or a climate-driven increase in flooding could cause properties to lose value or become unmarketable altogether. Unlike previous declines in the real estate market, properties in affected zones may not ever recover their value. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change.
Losses related to climate change could adversely affect corporate issuers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax or other revenues, and tourist dollars generated by affected properties, and insurers of the property and/or of corporate, municipal, or mortgage-backed securities. Since property and security values are driven largely by buyers’ perceptions, it is difficult to know the time period over which these market effects might unfold.
Repurchase Agreements
An Underlying Fund may invest in repurchase agreements, which are collateralized by underlying securities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the purchased security. The Underlying Fund maintains custody of the underlying securities prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian that maintains separate accounts for both the Underlying Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by the underlying securities. In these transactions, the securities purchased by the Underlying Fund will be those in which it is authorized to invest and have a total value equal to or in excess of the amount of the repurchase obligation. If the seller defaults and the value of the underlying security declines, the Underlying Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. An Underlying Fund will invest in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the Manager.
23

Section 4(a)(2) Commercial Paper and Rule 144A Securities
An Underlying Fund may invest in commercial paper issued in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the 1933 Act (“Section 4(a)(2) Commercial Paper”). Section 4(a)(2) Commercial Paper is restricted as to disposition under the federal securities laws; therefore, any resale of Section 4(a)(2) Commercial Paper must be effected in a transaction exempt from registration under the 1933 Act. Section 4(a)(2) Commercial Paper normally is resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(a)(2) Commercial Paper, thus providing liquidity.
An Underlying Fund also may purchase restricted securities eligible for resale to “qualified institutional buyers” pursuant to Rule 144A under the 1933 Act (“Rule 144A Securities”). Rule 144A provides a non-exclusive safe harbor from the registration requirements of the 1933 Act for resales of certain securities to institutional investors.
However, investing in Rule 144A securities and Section 4(a)(2) Commercial Paper could have the effect of increasing the level of a Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.
Securities of Other Investment Companies
Each Fund and Underlying Fund may invest in securities issued by other investment companies that qualify as “money market funds” under applicable SEC rules. Any such investment would be made in accordance with the Fund’s investment policies and applicable law. In addition, an Underlying Fund may invest in securities issued by other non-money market investment companies (including exchange-traded funds (“ETFs”)).
ETFs are, with a few exceptions, open-end investment companies that trade throughout the day. Almost all ETFs trade on stock exchanges and typically track a market index or specific sectors of the stock or bond markets. Because they trade like a stock, they offer trading flexibility desired by both individuals and institutions. The value of the underlying securities held by an ETF is a major factor in determining an ETF’s price. However, ETFs do not necessarily trade at the net asset values of their underlying securities. The price of an ETF also is determined by supply and demand and, as a result, the share price of an ETF may trade at a premium or discount to its NAV.
As a shareholder of another investment company, a Fund would indirectly bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears in connection with its own operations.
To the extent a Fund invests in ETFs, it will be exposed to the same risks of the ETFs’ holdings as the ETFs themselves in direct proportion to the allocation of the Fund’s assets among those ETFs. You also will indirectly bear fees and expenses charged by the ETFs in which the Fund invests in addition to the Fund’s direct fees and expenses. In addition, each ETF typically is a “passive investor” and therefore invests in the securities and sectors contained in the index it seeks to track without regard for or analysis of the prospects of such securities or sectors. An ETF may invest in all of the securities in such index or in a representative sample of such securities. ETFs generally do not attempt to take defensive positions in volatile or declining markets or under other conditions. Furthermore, ETFs usually are not able to duplicate exactly the performance of the underlying indexes they track. The difference in performance between an ETF and the index it seeks to track can be due to, among other factors, the expenses that the ETF pays, regulatory constraints, investment strategies, or techniques undertaken by the ETF, and changes to an underlying index. There also may be a lack of correlation between the securities in an index and those actually held by an ETF. The performance of a Fund that invests in such an ETF could be adversely impacted. In addition, although the ETFs generally are listed on securities exchanges, there can be no assurances that an active trading market for such ETFs will be maintained. Secondary market trading in the ETFs also may be halted by a national securities exchange because of market conditions or for other reasons. There can be no assurances that the requirement necessary to maintain the listing of the ETFs will continue to be met or will remain unchanged.
The Funds may invest in securities issued by other investment companies subject to statutory limitations prescribed by the 1940 Act. Certain exceptions to these limitations are provided by the 1940 Act and the rules and regulations thereunder.
Separate Trading of Registered Interest and Principal of Securities (“STRIPS”)
An Underlying Fund may invest in STRIPS, which are U.S. Treasury securities that allow the investor to hold and trade the individual interest and principal components of eligible Treasury notes and bonds as separate securities. STRIPS can only be purchased and held through financial institutions and government securities brokers and dealers. These securities are backed by the full faith and credit of the U.S. government.
24

Structured Notes
An Underlying Fund may invest in structured notes. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. A structured note may be positively, negatively, or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s). Structured or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.
Swap Arrangements
An Underlying Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indexes, including purchase of caps, floors and collars as described below. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.
In an interest rate swap the Underlying Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Underlying Fund a fixed rate of interest on the notional principal amount. In a currency swap the Underlying Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Underlying Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indexes. The purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount, whereas the purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines buying a cap and selling a floor.
Most swaps entered into by an Underlying Fund will be on a net basis. For example, in an interest rate swap, amounts generated by application of the fixed rate and floating rate to the notional principal amount would first offset one another, with the Underlying Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, an Underlying Fund will set up a segregated custodial account to hold liquid assets, including cash. For swaps entered into on a net basis, assets will be segregated having an NAV equal to any excess of an Underlying Fund’s accrued obligations over the accrued obligations of the other party; for swaps on other than a net basis, assets will be segregated having a value equal to the total amount of an Underlying Fund’s obligations. Collateral is treated as illiquid.
Swap agreements historically have been individually negotiated, and most swap arrangements are currently traded over-the-counter. Certain standardized swaps currently are, and more in the future will be, centrally cleared and traded on either a swap execution facility or a designated contract market. Cleared swaps are transmitted through FCMs that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant's swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. For example, swaps that are centrally cleared are subject to the creditworthiness of the clearing organization involved in the transaction. An investor could lose margin payments it has deposited with its FCM as well as the net amount of gains not yet paid by the clearing organization if the clearing organization becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor. In addition, depending on the size of a portfolio and other factors, the margin required under the rules of a clearinghouse and by a clearing member FCM may be in excess of the collateral required to be posted by a portfolio to support its obligations under a similar uncleared swap. It is expected, however, that regulators will adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could reduce the distinction.
These swap arrangements will be made primarily for hedging purposes to preserve the return on an investment or on a portion of an Underlying Fund’s portfolio. However, an Underlying Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by applicable law. In entering into a swap arrangement, an Underlying Fund is dependent upon the creditworthiness and good faith of the counterparty. An Underlying Fund will attempt to reduce the risk of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation and in some cases transacting in swaps that are centrally cleared and exchange-traded. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and generally will not be centrally cleared or traded on an exchange and, accordingly, they are less liquid than traditional swap transactions.
25

An Underlying Fund may enter into interest rate swaps, the use of which is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, or other applicable factors, the investment performance of an Underlying Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.
An Underlying Fund may enter into credit default swap (“CDS”) contracts for investment purposes. The Underlying Funds also may invest in credit default swap indexes, which are portfolios of credit default swaps with similar characteristics. If an Underlying Fund is a seller of a CDS contract, an Underlying Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, an Underlying Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, an Underlying Fund would keep the stream of payments and would have no payment obligations. As the seller, an Underlying Fund would be subject to investment exposure on the notional amount of the swap. As the seller, an Underlying Fund also is not required to remain in the CDS contract until default or maturity and could terminate the contract and incur a realized gain or loss.
An Underlying Fund also may purchase CDS contracts in order to hedge against the risk of default of debt securities it holds, in which case an Underlying Fund would function as the counterparty referenced above. This would involve the risk that the swap may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It also would involve credit risk; the seller may fail to satisfy its payment obligations to an Underlying Fund in the event of a default. As the buyer, an Underlying Fund is not required to remain in the CDS contract until default or maturity and could terminate the contract and incur a realized gain or loss.
The regulation of the U.S. and non-U.S. swaps markets has undergone substantial change in recent years. Although the CFTC released final rules relating to clearing, reporting, recordkeeping and registration requirements under the Dodd-Frank Act, many of the provisions of the Dodd-Frank Act are subject to further final rule making or phase-in periods, and thus their ultimate impact remains unclear. New regulations could, among other things, restrict an Underlying Fund's ability to engage in swap transactions (for example, by making certain types of swaps no longer available to an Underlying Fund) and/or increase the costs of such swap transactions (for example, by increasing margin or capital requirements), and an Underlying Fund might be unable to fully execute its investment strategies as a result. Limits or restrictions applicable to the counterparties with which an Underlying Fund engages in swaps also could prevent an Underlying Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investment.
Regulations adopted by the CFTC, SEC and banking regulators may require an Underlying Fund to post margin on OTC swaps, and exchanges will set minimum margin requirements for exchange-traded and cleared swaps. The prudential regulators issued final rules that will require banks subject to their supervision to exchange variation and initial margin in respect of their obligations arising under OTC swap agreements. The CFTC adopted similar rules that apply to CFTC-registered swap dealers that are not banks. Such rules generally require an Underlying Fund to segregate additional assets in order to meet the new variation and initial margin requirements when they enter into OTC swap agreements. The European Supervisory Authorities (“ESA”), various national regulators in Europe, the Australian Securities & Investment Commission, the Japanese Financial Services Agency and the Canadian Office of the Superintendent of Financial Institutions adopted rules and regulations that are similar to that of the Federal Reserve. The variation margin requirements are now effective and the initial margin requirements are being phased-in through 2022 based on average daily aggregate notional amount of covered swaps between swap dealers and swap entities. Due to these regulations, an Underlying Fund could be required to engage in greater documentation and recordkeeping with respect to swap agreements.
Separately, on December 8, 2020, the CFTC adopted regulations allowing investment advisers for registered investment companies and other institutional investors to apply a minimum transfer amount (“MTA”) of variation margin based upon the separately managed investment account or sleeve (“Sleeve”) that the adviser is responsible for, rather than having to calculate the MTA across all accounts of the investor. An investment manager must abide by the following conditions: (1) any such swaps are entered into with the swap dealer by an asset manager on behalf of a Sleeve owned by the legal entity pursuant to authority granted under an investment management agreement; (2) the swaps of such Sleeve are subject to a master netting agreement that does not permit netting of initial or variation margin obligations across Sleeves of the legal entity that have swaps outstanding with the swap dealer; and (3) the swap dealer applies an MTA no greater than $50,000 to the initial and variation margin collection and posting obligations required of such Sleeve. As of the date of this SAI, the banking regulators have not provided similar relief, although swaps dealers subject to a banking regulator are expected to act in a manner consistent with the relief provided by the CFTC.
Regulations adopted by the prudential regulators require certain banks to include in a range of financial contracts, including swap agreements, terms delaying or restricting default, termination and other rights in the event that the bank and/or its affiliates become subject to certain types of resolution or insolvency proceedings. The regulations could limit an Underlying Fund's ability to exercise
26

a range of cross-default rights if its counterparty, or an affiliate of the counterparty, is subject to bankruptcy or similar proceedings. Such regulations could further negatively impact an Underlying Fund’s use of swaps.
Swap agreements can take many different forms and are known by a variety of names including, but not limited to, interest rate swaps, mortgage swaps, total return swaps, inflation swaps, asset swaps (where parties exchange assets, typically a debt security), currency swaps, equity swaps, credit default swaps, commodity-linked swaps, and contracts for differences. An Underlying Fund also may write (sell) and purchase options on swaps (swaptions).
For more information about these practices, see the “Derivatives” section.
Synthetic Instruments
An Underlying Fund may invest in tender option bonds, bond receipts, and similar synthetic municipal instruments. A synthetic instrument is a security created by combining an intermediate or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice. This right to sell is commonly referred to as a tender option. Usually, the tender option is backed by a conditional guarantee or letter of credit from a bank or other financial institution. Under its terms, the guarantee may expire if the municipality defaults on payments of interest or principal on the underlying bond, if the credit rating of the municipality is downgraded, or interest on the underlying bond ceases to be excludable from gross income for federal income tax purposes. The recent economic downturn and budgetary constraints have made municipal securities more susceptible to downgrade, default, and bankruptcy. Synthetic instruments involve structural risks that could adversely affect the value of the instrument or could result in an Underlying Fund’s holding an instrument for a longer period of time than originally anticipated. For example, because of the structure of a synthetic instrument, there is a risk that an Underlying Fund will not be able to exercise its tender option.
Temporary Defensive Policy
Each Fund and certain Underlying Funds may, on a temporary basis because of market, economic, political, or other conditions, invest up to 100% of its assets in investment-grade, short-term debt instruments. Such securities may consist of obligations of the U.S. government, its agencies or instrumentalities, and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus, and undivided profits in excess of $100 million; bankers' acceptances of similar banks; commercial paper; and other corporate debt obligations.
Treasury Inflation-Indexed Securities
An Underlying Fund may invest in treasury inflation-indexed securities (also referred to as “treasury inflation-protected securities” or “TIPS”), which are U.S. Treasury securities that have been designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. Their principal value periodically adjusts to take into account the rate of inflation. They trade at prevailing real, or after inflation, interest rates. The U.S. Treasury guarantees repayment of at least the face value of these securities in the event of sustained deflation or a drop in prices.
While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure. If inflation is lower than expected while an Underlying Fund holds TIPS, the Underlying Fund may earn less on the TIPS than it would on conventional Treasury bonds.
Variable-Rate and Floating-Rate Securities
An Underlying Fund may invest in variable-rate and floating-rate securities, which bear interest at rates that are adjusted periodically to market rates. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by an Underlying Fund depending on the proportion of such securities held. Because the interest rates of variable-rate and floating-rate securities are periodically adjusted to reflect current market rates, the market value of the variable-rate and floating-rate securities is less affected by changes in prevailing interest rates than the market value of securities with fixed interest rates. The market value of variable-rate and floating-rate securities usually tends toward par (100% of face value) at interest rate adjustment time.
Similar to fixed-rate debt instruments, variable- and floating-rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. In addition, variable- and floating-rate securities are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so and these securities may be unsecured. If borrowers do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under bankruptcy laws,
27

these laws may limit an Underlying Fund’s rights to its collateral. In the event of a bankruptcy, the holder of a variable- or floating-rate loan may not recover its principal, may experience a long delay in recovering its investment, and may not receive interest during the delay.
Variable-Rate Demand Notes (“VRDNs”)
An Underlying Fund may invest in VRDNs, which are securities that provide the right to sell the security at face value on either that day or within a rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to a rate that reflects current market conditions. The effective maturity for these instruments is deemed to be less than 397 days in accordance with detailed SEC regulatory requirements. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by an Underlying Fund depending on the proportion of such securities held. VRDNs are tax-exempt securities.
When-Issued and Delayed-Delivery Securities
An Underlying Fund may invest in debt securities offered on a when-issued or delayed-delivery basis or for delayed draws on loans; that is, delivery of and payment for the securities take place after the date of the commitment to purchase, normally within 35 days. Securities that require more than 35 days to settle are considered a senior security and subject to Rule 18f-4. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. An Underlying Fund receives a commitment fee for delayed draws on loans. An Underlying Fund may sell these securities before the settlement date.
Debt securities purchased on a when-issued or delayed-delivery basis are subject to changes in value in the same way as other debt securities held in the Underlying Funds' portfolios; that is, both generally experience appreciation when interest rates decline and depreciation when interest rates rise. The value of such securities also will be affected by the public’s perception of the creditworthiness of the issuer and anticipated changes in the level of interest rates. Purchasing securities on a when-issued or delayed-delivery basis involves a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself.
On the settlement date of the when-issued or delayed-delivery securities or for delayed draws on loans, an Underlying Fund will meet its obligations from then-available cash, sale of other securities, or from sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Underlying Fund’s payment obligations). The availability of liquid assets for this purpose to honor requests for redemption, and otherwise to manage its investment portfolio will limit the extent to which the Underlying Fund may purchase when-issued and delayed delivery securities. An Underlying Fund may realize a capital gain or loss in connection with such transactions.
For more information about these practices, see the “Derivatives” section.
Zero Coupon Bonds
An Underlying Fund may invest in zero coupon bonds. A zero coupon bond is a security that is sold at a discount from its face value (original issue discount), makes no periodic interest payments, and is redeemed at face value when it matures. The lump sum payment at maturity increases the price volatility of the zero coupon bond in response to changes in interest rates when compared to a bond that distributes a semiannual coupon payment. In calculating its income, a Underlying Fund accrues the daily amortization of the original issue discount.
Investment Restrictions
The following investment restrictions have been adopted by the Trust for each Fund. These restrictions may not be changed without approval by the lesser of (1) 67% or more of the voting securities present at a meeting of a Fund if more than 50% of the outstanding voting securities of a Fund are present or represented by proxy or (2) more than 50% of that Fund’s outstanding voting securities. The investment restrictions of one Fund may thus be changed without affecting those of any other Fund.
Each Fund:
(1) may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable relief.
(2) may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.
28

(3) may not issue senior securities, except as permitted under the 1940 Act.
(4) may not underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities.
(5) may make loans only as permitted under the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief.
(6) may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling, and entering into financial futures contracts (including futures contracts on indices of securities, interest rates, and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates, and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts, or other derivative instruments that are not related to physical commodities.
(7) may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that each Fund may invest in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.
With respect to each Retirement Fund’s concentration policies as described above, the Fund applies that restriction to investments in a particular industry or group of industries. In addition, the Manager may determine “industry” by using various recognized industry classification services including, but not limited to industry classifications established by S&P, Bloomberg L.P., and Frank Russell Company, with certain modifications. The Manager also may include additional industries as separate classifications, to the extent applicable. Because the Manager has determined that certain categories within, or in addition to, those set forth by S&P have unique investment characteristics, additional industries may be included as industry classifications. The Manager classifies municipal obligations by projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, or higher education revenue bonds. For the purposes of this policy, the Retirement Funds do not treat investment companies as an industry.
Portfolio Transactions and Brokerage Commissions
The Adviser, subject to the general control of the Board, places all orders for the purchase and sale of Victory Fund securities. In executing portfolio transactions and selecting brokers and dealers, it is the Trust’s policy to seek the best overall terms available. The Adviser shall consider such factors as it deems relevant, including the breadth of the market in the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction or on a continuing basis. Securities purchased or sold in the over-the-counter market will be executed through principal market makers, except when, in the opinion of the Adviser, better prices and execution are available elsewhere. In addition, the Adviser may effect certain “riskless principal” transactions through certain dealers in over-the-counter markets under which mark-ups or mark-downs (which in this context may be deemed the equivalent of commissions) are paid on such transactions. Investment company securities (including securities of the Underlying Funds) generally are purchased directly from the issuer and, as a result, typically do not involve brokerage commissions.
The Funds will have no obligation to deal with any particular broker or group of brokers in the execution of portfolio transactions. The Funds contemplate that, consistent with obtaining the best overall terms available, brokerage transactions may be effected through affiliated brokers of the Adviser. The Board has adopted procedures in conformity with the requirements of Rule 17e-1 under the 1940 Act designed to ensure that all brokerage commissions paid to any broker affiliated directly or indirectly with the Funds or the Adviser are reasonable and fair. The Board has authorized the Adviser for a Fund to effect portfolio transactions for the Fund on any exchange of which the Adviser (or any entity or person associated with the Adviser) is a member and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.
The Board has approved procedures in conformity with the requirements of Rule 10f-3 under the 1940 Act whereby a Fund may purchase securities that are offered in underwritings in which an affiliate of the Adviser participates. These procedures prohibit the Funds from directly or indirectly benefiting an affiliate of the Adviser in connection with such underwritings. In addition, for underwritings where the Adviser or affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Funds could purchase in the underwritings.
In the allocation of brokerage business used to purchase securities for the Funds, preference may be given to those broker-dealers who provide research and brokerage services to the Adviser as long as there is no sacrifice in obtaining the best overall terms available. Payment for such services also may be generated through fixed-price public offering underwriting concessions from purchases of new issue fixed-income securities. Such research and brokerage services may include, for example: advice concerning the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers
29

of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and various functions incidental to effecting securities transactions, such as clearance and settlement. These research services also may include access to research on third-party databases, such as historical data on companies, financial statements, earnings history and estimates, and corporate releases; real-time quotes and financial news; research on specific fixed-income securities; research on international market news and securities; and rating services on companies and industries. Thus, the Adviser may be able to supplement its own information and to consider the views and information of other research organizations in arriving at its investment decisions. If such information is received and it is in fact useful to the Adviser, it may tend to reduce the Adviser’s costs.
In return for such services, a Fund may pay to a broker a “higher commission” (as such term may be interpreted by the SEC) than may be charged by other brokers, provided that the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or of the overall responsibility of the Adviser to the Funds. The receipt of research from broker-dealers that execute transactions on behalf of the Trust may be useful to the Adviser in rendering investment management services to other clients (including affiliates of the Adviser); and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Adviser in carrying out its obligations to the Trust. While such research is available to and may be used by the Adviser in providing investment advice to all its clients (including affiliates of the Adviser), not all of such research may be used by the Adviser for the benefit of the Trust. Such research and services will be in addition to and not in lieu of research and services provided by the Adviser, and the expenses of the Adviser will not necessarily be reduced by the receipt of such supplemental research. See Trust’s Adviser and Other Service Providers.
The Adviser continuously reviews the performance of the broker-dealers with which it places orders for transactions. A periodic evaluation is made of brokerage transaction costs and services. In evaluating the performance of brokers and dealers, the Adviser considers whether the broker-dealer has generally provided the Adviser with the best overall terms available, which includes obtaining the best available price and most favorable execution.
To the extent permitted by applicable law, and in all instances subject to the Funds’ policies regarding best execution, the Adviser may allocate brokerage transactions to broker-dealers that have entered into commission recapture arrangements in which the broker-dealer allocates a portion of the commissions paid by the Fund toward the reduction of that Fund’s expenses. The Adviser may use step-out trades where the executing broker-dealer agrees to step-out a portion of a larger trade to the commission recapture broker-dealer to facilitate the commission recapture arrangement.
Securities of the same issuer may be purchased, held, or sold at the same time by the Trust for any or all of its Funds or other accounts or companies for which the Adviser acts as the investment adviser (including affiliates of the Adviser). On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Trust, as well as the Adviser, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Trust with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Trust. In some instances, this procedure may affect the price and size of the position obtainable for the Trust.
The Trust pays no brokerage commissions as such for debt securities. The market for such securities is typically a “dealer” market in which investment dealers buy and sell the securities for their own accounts, rather than for customers, and the price may reflect a dealer’s mark-up or mark-down. In addition, some securities may be purchased directly from issuers.
The following table shows the dollar amount of brokerage commissions paid by each Fund for the last three fiscal years ended April 30, all of which were paid to entities that are not affiliated with the Funds, the Adviser, or the Distributor.

Fund	2026	2025	2024
Victory Target Retirement Income Fund	$29,813	$34,599	$23,361
Victory Target Retirement 2030 Fund	$89,422	$97,127	$95,492
Victory Target Retirement 2040 Fund	$165,758	$171,303	$162,124
Victory Target Retirement 2050 Fund	$103,819	$91,471	$88,894
Victory Target Retirement 2060 Fund	$13,512	$16,280	$13,088
Allocation of Brokerage in Connection with Research Services. The Adviser directed a portion of the Funds' brokerage transactions to certain broker-dealers that provided the Adviser with research, analysis, advice, and similar services. For the fiscal year ended April 30, 2026, such brokerage transactions and related commissions and/or fixed price public offering underwriting concessions amounted to the following:
30

Fund	Brokerage Commissions Paid	Total Dollar Amount of Such Transactions
Victory Target Retirement Income Fund	$21,787	$38,261,835
Victory Target Retirement 2030 Fund	$64,122	$116,357,806
Victory Target Retirement 2040 Fund	$122,918	$218,116,753
Victory Target Retirement 2050 Fund	$76,070	$135,783,513
Victory Target Retirement 2060 Fund	$10,164	$18,515,408
Portfolio Turnover Rates
The rate of portfolio turnover of a Fund will not be a limiting factor when the Adviser deems changes in the Fund’s portfolio appropriate in view of its investment objective(s). Ordinarily, a Fund will not purchase or sell securities solely to achieve short-term trading profits, although a Fund may sell portfolio securities without regard to the length of time held if consistent with the Fund’s investment objective(s). These activities may increase the portfolio turnover rate for the Fund, which may result in the Fund’s incurring higher brokerage costs and realizing more taxable gains (including net short-term capital gains, which will be taxed to the Fund’s shareholders as ordinary income when distributed to them) than would otherwise be the case in the absence of such activities.
The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year. Short-term investments such as, but not limited to, commercial paper and short-term U.S. government securities are not considered when computing the portfolio turnover rate.
For the last two fiscal years ended April 30, portfolio turnover rates were as follows:

Fund	2026	2025
Victory Target Retirement Income Fund	10%	10%
Victory Target Retirement 2030 Fund	13%	10%
Victory Target Retirement 2040 Fund	18%	12%
Victory Target Retirement 2050 Fund	18%	11%
Victory Target Retirement 2060 Fund	16%	12%
Fund History and Description of Shares
Under the Master Trust Agreement, the Board is authorized to create new portfolios in addition to those already existing without shareholder approval. The Funds are series of the Trust and are diversified. The Trust began offering shares of the Victory Target Retirement Income Fund, Victory Target Retirement 2030 Fund, Victory Target Retirement 2040 Fund, and Victory Target Retirement 2050 Fund in July 2008, and the Victory Target Retirement 2060 Fund in July 2013.
Each Fund’s assets and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specifically allocated solely to such Fund. They constitute the underlying assets of each Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. Each share of each Fund represents an equal proportionate interest in that Fund with every other share and is entitled to dividends and other distributions out of the net income and capital gains belonging to that Fund when declared by the Board. Upon liquidation of that Fund, shareholders are entitled to share pro rata in the net assets belonging to such Fund available for distribution. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated on the basis of the Funds’ relative net assets during the fiscal year or in such other manner as the Trustees determine to be fair and equitable.
Under the Trust’s Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meeting unless required by the 1940 Act. Under certain circumstances, however, shareholders may apply to the Trustees for shareholder information in order to obtain signatures to request a special shareholder meeting. The Trust may fill vacancies on the Board or appoint new Trustees if the result is that at least two-thirds of the Trustees have still been elected by shareholders. Moreover, pursuant to the Master Trust Agreement, any Trustee may be removed by the vote of two-thirds of the outstanding Trust shares and holders of 10% or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. The Trust will assist in communicating to other shareholders about the meeting. On any matter submitted to the shareholders, the holder of each Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative NAVs of the Fund’s shares. However, on matters affecting an individual Fund, a separate vote of the shareholders of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter that does not affect that Fund but which requires a separate vote of another Fund.
31

Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust’s Board, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.
Shareholders of a particular Fund might have the power to elect all of the Trustees of the Trust because that Fund has a majority of the total outstanding shares of the Trust. When issued, each Fund’s shares are fully paid and nonassessable, have no pre-emptive or subscription rights, and are fully transferable. There are no conversion rights.
Tax Considerations
Taxation of the Funds
Each Fund, which is treated as a separate corporation for federal tax purposes, intends to continue to qualify each taxable year for treatment as a “regulated investment company” (“RIC”) under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended (the “Code”). If a Fund so qualifies it will not be liable for federal income tax on its net investment income and net capital gains (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders.
To continue to qualify for treatment as a RIC, a Fund must, among other things, (1) derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, and or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in stock, securities, or such currencies, and (b) net income from an interest in a “qualified publicly traded partnership” (or “QPTP”) (i.e., a publicly traded partnership that is treated as a partnership for federal tax purposes, satisfies certain requirements with respect to the sources of its income, and derives less than 90% of its gross income from the items described in clause (a)) (“income requirement”); (2) distribute at least the sum of 90% of its investment company taxable income (generally consisting of net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions) and 90% of its net exempt interest income for the taxable year (“distribution requirement”); and (3) satisfy certain diversification requirements at the close of each quarter of the Fund’s taxable year (“diversification requirement”).
If a Fund failed to qualify for RIC treatment for any taxable year either (1) by failing to satisfy the distribution requirement, even if it satisfied the income requirements and diversification requirements (collectively, “Other Qualification Requirements”), or (2) by failing to satisfy any of the Other Qualification Requirements and was unable to, or determined not to, avail itself of Code provisions that enable a RIC to cure a failure to satisfy any of the Other Qualification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a tax calculated in accordance with those provisions and meets certain other requirements, then for federal income tax purposes it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders. In addition, for those purposes all those distributions, including distributions of net capital gain, would be taxable to its shareholders as dividends (i.e., ordinary income) to the extent of the Fund’s earnings and profits. For individual and certain other non-corporate shareholders (each, an “individual shareholder”), those dividends would be eligible to be taxed as “qualified dividend income” (as described in each Fund’s prospectus) (“QDI”), which is subject to federal income tax at the lower rates for net capital gain. In the case of corporate shareholders that meet certain holding period and other requirements regarding their shares of the Fund, all or part of those dividends would be eligible for the dividends-received deduction. Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.
The Code imposes a 4% excise tax (“Excise Tax”) on a RIC that fails to distribute during a calendar year an amount at least equal to the sum of (1) 98% of its ordinary (taxable) income for the year, (2) 98.2% of its capital gain net income for the 12-month period ending on October 31 of that year, plus (3) any prior undistributed taxable income and gains. Each Fund intends to continue to make distributions necessary to avoid imposition of the Excise Tax. However, a Fund may in certain circumstances be required to liquidate portfolio investments to make those distributions, potentially resulting in additional taxable gain or loss.
The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for federal income tax purposes the amount, character, and timing of recognition of the gains and losses a Fund realizes. Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures contracts, and forward currency contracts a Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as “qualifying income” under the income requirements. Swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, commodity options, futures contracts, and options on futures contracts, may not be “qualifying income.”
Each Fund will invest its assets primarily in shares of Underlying Funds, as well as cash and money market instruments. Accordingly, a Fund’s income will consist of distributions from the Underlying Funds and net gains realized from the disposition of shares of those funds. If an Underlying Fund qualifies for treatment as a RIC as each has done for its past taxable years and intends to continue to
32

do so for its current and future taxable years, (1) dividends paid to a Fund from the Underlying Fund’s investment company taxable income (which may include net gains from certain foreign currency transactions) will be taxable to the Fund as ordinary income to the extent of the Underlying Fund’s earnings and profits and (2) distributions paid to a Fund from the Underlying Fund’s net capital gain will be taxable to the Fund as long-term capital gains, regardless of how long the Fund has held the Underlying Fund’s shares. (As noted in the Funds’ prospectus, a Fund will be able to avoid having to pay entity-level income tax on these distributions by distributing the amount thereof to its shareholders.) If a Fund purchases shares of an Underlying Fund within 30 days before or after redeeming other shares of that fund at a loss (whether pursuant to a rebalancing of the Fund’s portfolio or otherwise), all or a part of the loss will not be deductible by the Fund and instead will increase its basis in the newly purchased shares. The following discussion of Fund investments applies to investments held directly by a Fund as well as investments held by Underlying Funds.
Some futures contracts, foreign currency contracts, and “non-equity” options (i.e., certain listed options, such as those on a “broad-based” securities index), but not including any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code), interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement, in which a Fund invests may be subject to section 1256 of the Code (collectively, “section 1256 contracts”). Any section 1256 contracts a Fund holds at the end of its taxable year generally must be “marked-to-market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the distribution requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it.
Section 988 of the Code also may apply to forward currency contracts and options and futures contracts on foreign currencies. Under that section, each foreign currency gain or loss generally is computed separately and treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. In the case of overlap between sections 1256 and 988, special provisions determine the character and timing of any income, gain, or loss.
Section 1092 of the Code (dealing with straddles) also may affect the taxation of certain options, futures contracts, and forward currency contracts in which a Fund may invest. That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options, futures contracts, and forward currency contracts are positions in personal property. Under that section, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. If a Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made.
Each Fund will monitor its transactions, make appropriate tax elections, and make appropriate entries in its books and records when it acquires any option, futures contract, forward currency contract, foreign currency, or hedged investment to mitigate the effect of the foregoing rules, prevent its disqualification as a RIC, and minimize the imposition of federal income tax and the Excise Tax.
Certain Funds may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC and of any gain on its disposition of that stock (collectively, PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions of such income will not be eligible for the reduced maximum federal income tax rates on individual shareholders’ QDI.
If a Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain which the Fund would need to distribute to satisfy the distribution requirement and avoid imposition of the Excise Tax even if the QEF did not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because some of the information required to make this election may not be easily obtainable.
Each Fund may elect to “mark to market” its stock in PFICs it owns at the end of its taxable year, in which event it would be required to distribute to its shareholders any resulting gains in accordance with the distribution requirement. “Marking-to-market,” in this
33

context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the stock over a Fund’s adjusted basis therein (including mark-to-market gain for each prior taxable year for which an election was in effect) as of the end of that year. Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. A Fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.
Investors should note that a Fund’s determination whether a foreign corporation is a PFIC is a determination that is based on facts and circumstances and thus is subject to change, and the principles and methodology used in determining whether a foreign corporation is a PFIC are subject to interpretation. It is possible that a Fund could invest in a foreign corporation that becomes, or is determined to be, a PFIC after the Fund invests. It is anticipated that any federal income tax imposed on a Fund with respect to investments in PFICs would be insignificant.
For federal income tax purposes, debt securities purchased by a Fund, including zero coupon bonds, may be treated as having original issue discount (“OID”) (generally, the excess of the stated redemption price at maturity of a debt obligation over its issue price). OID is treated for those purposes as income earned by a Fund as it accrues, whether or not any payment is actually received, and therefore is subject to the distribution requirement. Generally, the accrual of OID is determined on the basis of a constant yield to maturity, which takes into account the compounding of accrued interest. Because each Fund annually must distribute substantially all of its investment company taxable income (determined without regard to any deduction for dividends paid), including any accrued OID, to satisfy the distribution requirement and to avoid imposition of the Excise Tax, a Fund may be required in a particular taxable year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund’s cash assets or from the proceeds of sales of its portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.
If a Fund purchases a debt security on a secondary market at a price lower than its stated redemption price, the difference is “market discount.” Generally, any gain realized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on the debt security. Market discount generally accrues in equal daily installments.
A Fund also may purchase debt securities at a premium (i.e., at a purchase price in excess of face amount). The premium may be amortized if a Fund so elects. The amortized premium is first offset against interest received on the securities and then allowed as a deduction and generally must be amortized under an economic accrual method. The amortized bond premium on a security will reduce a Fund’s adjusted tax basis in the security.
Income from direct investments in commodities and certain types of derivative contracts regarding commodities, such as certain swaps on commodity indices, is not “qualifying income” for purposes of the income requirement. Although the IRS had issued a large number of private letter rulings (“PLRs”) (which the Funds may not cite as precedent) beginning in 2006 stating that income a RIC derives from certain “structured notes that create a commodity exposure” (i.e., commodity-linked notes) constitutes qualifying income, the IRS (1) suspended the issuance of those rulings in July 2011 and (2) in September 2016 issued guidance providing that it will not “ordinarily” issue PLRs on any issue relating to the treatment of a corporation as a RIC that requires a determination of whether a financial instrument or position is a “security.” Further, the IRS revoked the earlier PLRs regarding commodity-linked notes, and it is highly unlikely that future PLRs addressing the status of those notes will be issued. Accordingly, if a Fund invests in those notes to an extent that might threaten its ability to satisfy the income requirement, the Fund may be unable to qualify as a RIC for one or more taxable years.
Taxation of the Shareholders
For United States federal income tax purposes, distributions paid out of a Fund's current or accumulated earnings and profits will, except in the case of distributions of qualified dividend income and capital gain dividends described below, be taxable as ordinary dividend income. Certain income distributions paid by a Fund (whether paid in cash or reinvested in additional Fund shares) to individual taxpayers are taxed at rates applicable to net long-term capital gains (20%, or 15% or 0% for individuals at certain income levels). This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the shareholder and the dividends are attributable to qualified dividend income received by the Fund itself. For this purpose, “qualified dividend income” means dividends received by a Fund from United States corporations and “qualified foreign corporations,” provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. There can be no assurance as to what portion of a Fund's dividend distributions will qualify for favorable treatment.
34

If a Fund engages in securities lending, the borrower generally will be obligated to pay the Fund an amount equal to ("in lieu of") any dividend paid on the loaned securities during the loan term. Even if the dividend otherwise would be QDI, distributions to the Fund's shareholders of such "in lieu of" payments will not be treated as such and instead will be taxed at the shareholders' marginal federal income tax rates.
Distributions of net capital gain, if any, designated as capital gains dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. A distribution of an amount in excess of a Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.
A Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will (i) be required to report his pro rata share of such gain on his tax return as long-term capital gain, (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.
At the time of your purchase of shares, the Fund's NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of Fund securities held by the Fund. A subsequent distribution of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.
Distributions generally are included in a shareholder’s gross income for the taxable year in which they are received. However, dividends and other distributions declared in October, November, or December and made payable to shareholders of record in such a month are deemed to have been received on December 31, if they are paid during the following January.
Any gain or loss a shareholder realizes on the redemption or exchange of shares of a Fund, or on receipt of a distribution in complete liquidation of a Fund, generally will be a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Any such gain an individual shareholder recognizes on a redemption or exchange of Fund shares that he or she has held for more than one year will qualify for the 15% or 20% maximum federal income tax rates mentioned in each Fund’s prospectus. Any loss realized on a redemption or exchange of shares will be disallowed to the extent the shares are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares; in such a case, the basis in the acquired shares will be adjusted to reflect the disallowed loss. Any loss a shareholder realizes on a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain the shareholder received with respect to such shares.
If a Fund’s distributions in a taxable year exceed its current and accumulated earnings and profits, the excess distributed to each shareholder will be treated as a “return of capital” to the extent of the shareholder’s basis in its shares and thereafter as capital gain. A return of capital distribution is not taxable, but it reduces a shareholder's basis in its shares and thus results in a higher capital gain or lower capital loss when the shares are redeemed. Distributions in excess of a Fund's distribution requirement, but not in excess of its earnings and profits, will be taxable to its shareholders and will not constitute non-taxable returns of capital.
For federal income tax purposes, net capital losses incurred by the Fund in a particular taxable year can be carried forward to offset net capital gains in any subsequent year until such loss carryforwards have been fully used, and such capital losses carried forward will retain their character as either short-term or long-term capital losses. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to the Fund and would not be distributed as such to shareholders.
The Target Funds as of April 30, 2026, had no capital loss carryforwards for federal income tax purposes.
Shareholders will receive information about the source and tax status of all distributions promptly after the close of each calendar year.
In addition to the requirement to report the gross proceeds from redemptions of Fund shares, each Fund (or its administrative agent) must report to the IRS the basis information for Fund shares purchased after December 31, 2011 ("Covered Shares") that are redeemed or exchanged and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. In addition, each Fund will indicate whether the lot has been adjusted for a wash sale. The requirement to report only the gross proceeds from a redemption or exchange of Fund shares will continue to apply to all non-Covered Shares.
35

Under the Foreign Account Tax Compliance Act (“FATCA”), foreign financial institutions (“FFIs”) and non-financial foreign entities (“NFFEs”) that are shareholders of a Fund may be subject to a generally nonrefundable 30% withholding tax on income dividends the Fund pays. As discussed more fully below, the FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI, and (b) by an NFFE that certifies its status as such and, in certain circumstances, information regarding substantial U.S. owners.
An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under the Code. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the IRS, and (3) meet certain other specified requirements. The U.S. Treasury has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA. An entity in one of those countries may be required to comply with the terms of the IGA instead of U.S. Treasury regulations.
An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country’s government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.
An NFFE that is the beneficial owner of a payment from a Fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, either that (1) it does not have any substantial U.S. owners or (2) it does have one or more such owners and reports the name, address, and taxpayer identification number of each such owner. The NFFE will report to the Fund or other applicable withholding agent, which will, in turn, report information to the IRS.
Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in a Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described in the Funds’ prospectuses. Foreign investors are urged to consult their tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in a Fund.
*  *  *  *  *
The foregoing discussion of certain federal tax considerations affecting each Fund and its shareholders is only a summary and is not intended as a substitute for careful tax planning. Purchasers of Fund shares should consult their own tax advisers as to the tax consequences of investing in shares, including under federal, state, local, and other tax laws. Finally, the foregoing discussion is based on current applicable provisions of the Code and the regulations promulgated thereunder, judicial authority, and administrative interpretations published by the date hereof; changes in any applicable authority could materially affect the conclusions discussed above, possibly retroactively, and such changes often occur.
Management of the Trust
The Board consists of seven Trustees who supervise the business affairs of the Trust. The Board is responsible for the general oversight of the Funds' business and for assuring that the Funds are managed in the best interests of each Fund's respective  shareholders. The Board periodically reviews the Funds' investment performance as well as the quality of other services provided to the Funds and their shareholders by each of the Funds' service providers, including Victory Capital and its affiliates.
Board Leadership Structure
The Board is comprised of a super-majority (80% or more) of Trustees who are not “interested persons” (as defined under the 1940 Act) of the Funds (the “Independent Trustees”) and one Trustee who is an “interested person” of the Funds (the “Interested Trustee”). Mr. David Brown is deemed an “interested person” due to his position as Chief Executive Officer of Victory Capital, investment adviser to the Funds. Mr. Jefferson Boyce is the Chairman of the Board and presides at meetings of the Trustees and may call meetings of the Board and any Board committee whenever he deems it necessary. The Chairman participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also acts as a liaison with the Funds' management, officers, and other Trustees generally between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified in this SAI or pursuant to the Trust’s Master Trust Agreement or By-laws, or as assigned by the Board, the designation of a Trustee as Chairman does not impose on that Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other Trustee, generally. The Chairman may call meetings of the Board and any Board committee whenever he deems it necessary and presides at meetings of the Trustees. The Chairman participates in the preparation of the agenda for meetings of the
36

Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. In addition, the Chairman will coordinate activities performed by the Independent Trustees as a group and will serve as the main liaison between the Independent Trustees and the Funds' management and officers between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. The Board has designated a number of standing committees as further described below, each of which has a chairman. The Board also may designate working groups or ad hoc committees as it deems appropriate.
The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board considers leadership by an Independent Trustee as Chairman to be integral to promoting effective independent oversight of the Funds' operations and meaningful representation of the shareholders’ interests, given the number of funds offered by the Trust and the amount of assets that these funds represent. The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the Funds' shareholders. Nevertheless, the Board also believes that having an interested person serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, important elements in its decision-making process. In addition, the Board believes that the Interested Trustee provides the Board with the Adviser’s perspective in managing and sponsoring the Funds. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.
Board Oversight of Risk Management
As series of a registered investment company, the Funds are subject to a variety of risks, including investment risks (such as, among others, market risk, credit risk, and interest rate risk), financial risks (such as, among others, settlement risk, liquidity risk, and valuation risk), compliance risks, and operational risks. The Trustees play an active role, as a full board and at the committee level, in overseeing risk management for the Funds. The Trustees delegate the day-to-day risk management of the Funds to various groups, including but not limited to, portfolio management, risk management, compliance, legal, fund accounting, and various committees discussed herein. These groups provide the Trustees with regular reports regarding investment, valuation, liquidity, and compliance, as well as the risks associated with each. The Trustees also oversee risk management for the Funds through regular interactions with the Funds' external auditors and periodic presentations from the Adviser.
The Board also participates in the Funds' risk oversight, in part, through the Funds' compliance program, which covers the following broad areas of compliance: portfolio management, trading practices, code of ethics, and protection of non-public information, accuracy of disclosures, safeguarding of fund assets, recordkeeping, marketing, fees, privacy, anti-money laundering, business continuity, valuation and pricing of funds shares, processing of fund shares, affiliated transactions, fund governance, and market timing. The Board also receives periodic updates regarding cybersecurity matters. The program seeks to identify and assess risk through various methods, including through regular interdisciplinary communications between compliance professionals, operational risk management, and business personnel who participate on a daily basis in risk management on behalf of the Funds. The Funds' chief compliance officer provides an annual compliance report and other compliance related briefings to the Board in writing and in person.
Victory Capital seeks to identify for the Board the risks that it believes may affect the Funds and develop processes and controls regarding such risks. However, risk management is a complex and dynamic undertaking and it is not always possible to comprehensively identify and/or mitigate all such risks at all times since risks are at times impacted by external events. In discharging its oversight responsibilities, the Board considers risk management issues throughout the year with the assistance of its various committees as described below. Each committee presents reports to the Board after its meeting, which may prompt further discussion of issues concerning the oversight of the Funds' risk management. The Board as a whole also reviews written reports or presentations on a variety of risk issues as needed and may discuss particular risks that are not addressed in the committee process.
Among other committees, the Board has established an Audit and Compliance Committee, which is composed solely of Independent Trustees and oversees management of financial risks and controls. The Audit and Compliance Committee serves as the channel of communication between the independent auditors of the Funds and the Board with respect to financial statements and financial reporting processes, systems of internal control, and the audit process. Although the Audit and Compliance Committee is responsible for overseeing the management of financial risks, the Board is regularly informed of these risks through committee reports.
Trustees and Officers
Set forth below are the Independent Trustees and the Interested Trustee, and each of their respective offices and principal occupations during the last five years, length of time served, information relating to any other directorships held, and the specific roles and experience of each Board member that factor into the determination that the Trustee should serve on the Board. Under the Trust’s organizational documents, each Trustee serves as a Trustee of the Trust during the lifetime of the Trust and until its termination except as such Trustee sooner dies, resigns, retires, or is removed. However, pursuant to a policy adopted by the Board, each elected or appointed Independent Trustee may serve as a Trustee until the Trustee reaches age 75, and the Interested Trustee may serve as a Trustee until the Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval.
37

A Trustee may resign, or may be removed by a written instrument signed by two-thirds of the number of Trustees before the removal, or may be removed by a vote of two-thirds of the outstanding shares of the Trust, at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders. The mailing address of the Trustees is 15935 La Cantera Parkway, San Antonio, TX 78256.
Independent Trustees
Name and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Jefferson C. Boyce (1957)	Independent Chair	January 2021 / September 2013	Retired.	45	Westhab, Inc., New York Theological Seminary, American Filtration Corp.
Dawn M. Hawley (1954)	Trustee	April 2014	Retired.	45	None
Daniel S. McNamara (1966)	Trustee	January 2012	Retired.	45	Accordant ODCE Index Fund
Richard Y. Newton, III (1956)	Trustee	March 2017	Managing Partner, Pioneer Partnership Development Group (12/15-present).	45	Terran Orbital Corp., American Made Filtration Corp.; Safeguard Acquisition Corp.
Barbara B. Ostdiek, Ph.D. (1964)	Trustee	January 2008	Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (07/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/01-07/21); Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (07/21-present).	45	None
John C. Walters (1962)	Trustee	July 2019	Retired.	45	Guardian Variable Products Trust (16 series)
38

Interested Trustee
Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
David C. Brown (1972)	Trustee	July 2019
Chairman and Chief
Executive Officer
(2013-present), Victory
Capital Management
Inc.; Chief Executive
Officer and Chairman
(2013-present), Victory
Capital Holdings, Inc.;
Director, Victory Capital
Services, Inc. (2013-
present); Director,
Victory Capital Transfer
Agency, Inc. (2019-
present).

137 portfolios
comprised of 45
portfolios within the
Trust; 32 portfolios
within the Victory
Portfolios; 27 portfolios
within the Victory
Portfolios II; 26
portfolios within the
Victory Portfolios IV; 7
portfolios within the
Victory Variable
Insurance Funds II; and
Victory Pioneer ILS
Interval Fund
Trustee, Victory Portfolios, Victory Portfolios II, Victory Portfolios IV, and Victory Variable Insurance Funds II; Board Member, Victory Capital
Trustee Qualifications
The Board believes that all the Trustees bring to the Board a wealth of executive leadership experience derived from their service as executives, board members, and leaders of diverse companies, academic institutions, and community and other organizations. The Board also believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Trustee represent a diversity of experiences and a variety of complementary skills. In determining whether an individual is qualified to serve as a Trustee of the Funds, the Board considers a wide variety of information about the Trustee, and multiple factors contribute to the Board's decision. However, there are no specific required qualifications for Board membership. Each Trustee is determined to have the experience, skills, and attributes necessary to serve the Funds and their shareholders because each Trustee demonstrates an exceptional ability to consider complex business and financial matters, evaluate the relative importance and priority of issues, make decisions, and contribute effectively to the deliberations of the Board. The Board also considers the individual experience of each Trustee and determines that the Trustee’s professional experience, education, and background contribute to the diversity of perspectives on the Board. The business experience and objective thinking of the Trustees are considered invaluable assets for Victory Capital and, ultimately, the Funds' shareholders.
The following summarizes the experience and qualifications of the Trustees.
• Jefferson C. Boyce. Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management as well as over 13 years’ experience as a Board member of Victory Portfolios III.
• David C. Brown. Mr. Brown brings to the Board extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown’s extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds.
• Dawn M. Hawley. Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers, as well as over 12 years’ experience as a Board member of Victory Portfolios III.
• Daniel S. McNamara. Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust, as well as over 14 years’ experience as a Board member of Victory Portfolios III.
• Richard Y. Newton, III. Lt. Gen. Newton brings to the Board extensive management and military experience, as well as over nine years’ experience as a Board member of Victory Portfolios III.
39

• Barbara B. Ostdiek. Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over 18 years’ experience as a Board member of Victory Portfolios III.
• John C. Walters. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operational, financial, and investment risk as well as over seven years’ experience as a Board member of Victory Portfolios III.
Officers of the Trust
The officers of the Trust are elected by the Board to actively supervise the Trust’s day-to-day operations. The officers of the Trust, their date of birth, the length of time served, and their principal occupations during the past five years are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Parkway, San Antonio, Texas 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.
Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Thomas Dusenberry (1977)	President and Principal Executive Officer	May 2022
Managing Director, Fund Administration, the Adviser
(April 2026-present). Mr. Dusenberry was formerly
Director, Fund Administration, the Adviser
(2023-2026); Manager, Fund Administration, the
Adviser (2022-2023); Treasurer and Principal Financial
Officer (2020-2022), Salient MF Trust, Salient
Midstream, MLP Fund, and Forward Funds; Principal
Financial Officer (2018-2021) and Treasurer
(2020-2021), Salient Private Access Funds and
Endowment PMF Funds; and Senior Vice President of
Fund Accounting and Operations, Salient Partners
(2020-2022). Mr. Dusenberry also serves as President
of Victory Portfolios, Victory Portfolios II, Victory
Portfolios IV, Victory Variable Insurance Funds II, and
Victory Pioneer ILS Interval Fund.

Scott Stahorsky (1969)	Vice President	July 2019
Director, Third-Party Dealer Services & Regulatory
Administration, Fund Administration, the Adviser
(2023-present); and Vice President, Victory Capital
Transfer Agency, Inc. (2023-present). Mr. Stahorsky
was formerly Manager, Fund Administration, the
Adviser (2015-2023). Mr. Stahorsky also serves as Vice
President of Victory Portfolios, Victory Portfolios II,
Victory Portfolios IV, Victory Variable Insurance Funds
II, and Victory Pioneer ILS Interval Fund.

Christopher J. Kelley (1964)	Secretary	December 2025
Associate General Counsel, Registered Funds Chief
Legal Officer, the Adviser (2025-present). Mr. Kelley
was formerly Senior Vice President and Deputy General
Counsel of Amundi US (2024-2025); Vice President
and Associate General Counsel of Amundi US
(2008-2024); and Secretary and Chief Legal Officer of
the Pioneer Funds (2010-2025). Mr. Kelley also serves
as Secretary of Victory Portfolios, Victory Portfolios II,
Victory Portfolios IV, Victory Variable Insurance Funds
II, and Victory Pioneer ILS Interval Fund.

40

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Held During the Past Five Years
Thomas Reyes (1962)	Assistant Secretary	December 2025
Associate General Counsel, the Adviser (2025-present).
Mr. Reyes was formerly Associate General Counsel of
Amundi US (2023-2025); Assistant Secretary of the
Pioneer Funds (2010-2025); and Assistant General
Counsel of Amundi US (2013-2023). Mr. Reyes also
serves as Assistant Secretary of Victory Portfolios,
Victory Portfolios II, Victory Portfolios IV, Victory
Variable Insurance Funds II, and Victory Pioneer ILS
Interval Fund.

Patricia McClain (1962)*	Assistant Secretary	June 2024
Director, Regulatory Administration, Fund
Administration, the Adviser (2019-present). Ms.
McClain also serves as Assistant Secretary of Victory
Portfolios, Victory Portfolios II, Victory Portfolios IV,
Victory Variable Insurance Funds II, and Victory
Pioneer ILS Interval Fund.

Carol D. Trevino (1965)	Treasurer and Principal Financial and Accounting Officer	October 2024
Director, Financial Reporting, Fund Administration, the
Adviser (2023-present). Ms. Trevino was formerly
Director, Accounting and Finance, the Adviser
(2019-2023). Ms. Trevino also serves as Assistant
Treasurer of Victory Portfolios, Victory Portfolios II,
Victory Portfolios IV, Victory Variable Insurance Funds
II, and Victory Pioneer ILS Interval Fund

Christopher Ponte (1984)	Assistant Treasurer	May 2023
Director, Fund and Broker Dealer Finance, Fund
Administration, the Adviser (2023-present); Director,
Victory Capital Transfer Agency, Inc. (2023-present);
and Chief Financial Officer, Victory Capital Services,
Inc. (2018-present). Mr. Ponte was formerly Manager,
Fund Administration, the Adviser (2017-2023). Mr.
Ponte also serves as Assistant Treasurer of Victory
Portfolios, Victory Portfolios II, Victory Portfolios IV,
Victory Variable Insurance Funds II, and Victory
Pioneer ILS Interval Fund.

Chris Frazier (1974)	Assistant Treasurer	March 2026
Senior Manager of Financial Reporting, the Adviser
(2025-present). Mr. Frazier was formerly Senior
Manager of Financial Reporting at Amundi US
(2005-2025). Mr. Frazier also serves as Assistant
Treasurer of Victory Portfolios, Victory Portfolios II,
Victory Portfolios IV, Victory Variable Insurance Funds
II, and Victory Pioneer ILS Interval Fund.

Sean Fox (1976)	Chief Compliance Officer	June 2022
Chief Compliance Officer, the Adviser (2022-present).
Mr. Fox was formerly Deputy Chief Compliance
Officer, the Adviser (2021-2022); and Senior
Compliance Officer, the Adviser (2019-2021). Mr. Fox
also serves as Chief Compliance Officer for Victory
Portfolios, Victory Portfolios II, Victory Portfolios IV,
Victory Variable Insurance Funds II, and Victory
Pioneer ILS Interval Fund.

D. Brent Rowse (1981)	Anti-Money Laundering Compliance Officer and Identity Theft Officer	October 2024
Senior Compliance Officer, the Adviser (2023-present).
Mr. Rowse was formerly Compliance Officer, the
Adviser (2019-2023). Mr. Rowse also serves as the
Anti-Money Laundering Compliance Officer and
Identity Theft Officer for Victory Portfolios, Victory
Portfolios II, Victory Portfolios IV, Victory Variable
Insurance Funds II, and Victory Pioneer ILS Interval
Fund, and the Anti-Money Laundering Compliance
Officer for Victory Capital Services, Inc.

* Effective December 4, 2025, Ms. McClain transitioned from Secretary to Assistant Secretary.
41

Committees of the Board
• The Board typically conducts regular meetings five or six times a year to review the operations of the Funds in Victory Portfolios III. A portion of these meetings is devoted to various committee meetings of the Board, which focus on particular matters. In addition, the Board may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Board has four committees: Audit and Compliance Committee, Product Management and Distribution Committee, Corporate Governance Committee, and Investments Committee. The duties of these four Committees and their membership are as follows:
• Audit and Compliance Committee: The Audit and Compliance Committee of the Board of Trustees reviews the financial information and the independent auditor’s reports and undertakes certain studies and analyses as directed by the Board. The Audit and Compliance Committee has responsibility for the review of the Trust’s compliance program and the performance of the Trust’s chief compliance officer, as well as responsibility for certain additional compliance matters. The Audit and Compliance Committee is comprised of all Independent Trustees, with Ms. Hawley serving as the chair of the Committee.
• Product Management and Distribution Committee: The Product Management and Distribution Committee of the Board reviews the Funds offered by the Trust and the respective investment objectives and policies, as well as the Adviser’s selection of subadvisers; oversees the distribution and marketing of the Funds; and assists the Board in overseeing certain third-party service providers and related matters. The Product Management and Distribution Committee provides oversight with respect to the sale and distribution of shares of the Funds, including payments made by the Funds pursuant to the Trust’s 12b-1 Plan. The Product Management and Distribution Committee is comprised of all Trustees, with Mr. Walters serving as the chair of the Committee.
• Corporate Governance Committee: The Corporate Governance Committee of the Board maintains oversight of the organization, performance, and effectiveness of the Board and the Independent Trustees. The Corporate Governance Committee is responsible for maintaining a policy on Board tenure and term limitations for the Independent Trustees, establishing procedures to identify and recruit potential candidates for Board membership, and recommending candidates to fill any vacancy for Independent Trustees on the Board. The Corporate Governance Committee has adopted procedures to consider nominees recommended by shareholders. Shareholders may send recommendations to Mr. Richard Newton, chair of the Corporate Governance Committee. To be considered by the Board, any recommendations for a nomination submitted by a shareholder must include at least the following information: name; date of birth; contact information; education; business profession and other expertise; affiliations; experience relating to serving on the Board; and references. The Corporate Governance Committee is comprised of all Independent Trustees, with Mr. Newton serving as the chair of the Committee.
• Investments Committee: The Investments Committee assists the Board in fulfilling its responsibilities overseeing, among other things: the investment programs implemented by Victory Capital and/or, if applicable, the investment subadviser(s) for the Funds; the performance and portfolio composition of the Funds; and the valuation and liquidity of each Fund’s assets. In addition, the Investments Committee coordinates the Board’s consideration of investment advisory and underwriting agreements pursuant to Section 15(c) of the 1940 Act. The Investments Committee is comprised of all Trustees, with Dr. Ostdiek serving as the chair of the Committee.
During the Funds’ most recent fiscal year ended April 30, 2026, the Board held meetings five times. The Audit and Compliance Committee held four meetings; the Product Management and Distribution Committee held four meetings; the Corporate Governance Committee held four meetings; and the Investments Committee held four meetings.
There are no family relationships among the Trustees, officers, and managerial level employees of the Trust.
Trustees’ Fund Ownership
The following tables set forth the dollar range of total equity securities beneficially owned by the Trustees of the Funds listed in this SAI and in all of the Victory Funds overseen by the Trustees as of the calendar year ended December 31, 2025. As of July 31, 2026, the officers and Trustees of the Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of the Trust.
Independent Trustees
Trustee	Dollar Range of Beneficial Ownership of Fund Shares	Aggregate Dollar Range of Beneficial Ownership of Shares of All Series of the Victory Portfolio III Complex
Jefferson C. Boyce	None	$50,001-$100,000
42

Trustee	Dollar Range of Beneficial Ownership of Fund Shares	Aggregate Dollar Range of Beneficial Ownership of Shares of All Series of the Victory Portfolio III Complex
Dawn M. Hawley	None	Over $100,000
Daniel S. McNamara	None	Over $100,000
Richard Y. Newton, III	None	None
Barbara B. Ostdiek, Ph.D.	None	Over $100,000
John C. Walters	None	Over $100,000
Interested Trustee
Trustee	Dollar Range of Beneficial Ownership of Fund Shares	Aggregate Dollar Range of Beneficial Ownership of Shares of All Series of the Victory Portfolio III Complex
David C. Brown	None	None
Compensation
The following tables set forth information describing the compensation of the current Trustees of the Trust for their services as Trustees for the fiscal year ended April 30, 2026. As of April 30, 2026, the Victory Portfolios III consisted of one registered investment company offering 45 individual funds. The Trust does not maintain a retirement plan for its Trustees.
Independent Trustees

Trustee	Aggregate Compensation from the Funds	Aggregate Compensation from the Trust
Jefferson C.Boyce	$43,611	$392,500
Dawn M. Hawley	$38,056	$342,500
Daniel S. McNamara	$35,278	$317,500
Richard Y. Newton III	$37,500	$337,500
Barbara B. Ostdiek, Ph.D.	$37,500	$337,500
John C. Walters	$37,500	$337,500
Interested Trustee

Trustee	Aggregate Compensation from the Funds	Aggregate Compensation from the Trust
David C. Brown*	None	None
*
David C. Brown is affiliated with the Trust's Investment Adviser, Victory Capital. Accordingly, he receives no remuneration from the Trust or any other fund of the Victory Portfolios Complex.
Control Persons and Principal Shareholders
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company, who acknowledges the existence of control, or by whom the Fund acknowledges control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of a Fund. Since the economic benefit of investing in a Fund is passed through to the underlying investors of the record owners of 25% or more of the Fund shares, these record owners are not considered the beneficial owners of the Fund’s shares or control persons of the Fund.
Control Persons
As of July 31, 2026, there were no control persons of the Funds.
43

Principal Shareholders
As of July 31, 2026, the following persons were known to own of record or beneficially 5% or more of the outstanding shares of the share class and Fund indicated in the table below. “Record” ownership means the shareholder of record, or the exact name of the shareholder on the account, e.g., “ABC Brokerage, Inc.” “Beneficial” ownership refers to the actual pecuniary, or financial, interest in the security, e.g., “Jane Doe Shareholder.”

Fund - Class	Name and Address of Owner	Percentage Owned of Record
Victory Target Retirement Income Fund	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	17.71%
Victory Target Retirement 2030 Fund	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	16.90%
Victory Target Retirement 2040 Fund	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	18.02%
Victory Target Retirement 2050 Fund	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	21.60%
Victory Target Retirement 2060 Fund	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	40.84%
The Trust’s Adviser and Other Service Providers
Investment Adviser
Victory Capital, a New York corporation registered as an investment adviser with the SEC, serves as investment adviser to the Funds. Victory Capital’s principal business address is 15935 La Cantera Pkwy, San Antonio, Texas 78256. Victory Capital is an indirect wholly-owned subsidiary of Victory Capital Holdings, Inc. (“VCH”) a publicly traded Delaware corporation. As of July 31, 2026, Victory Capital managed assets totaling in excess of $348.8 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds. Effective July 1, 2019, VCH acquired AMCO from its parent company and Victory Capital became the adviser to the Funds.
Subject to the authority of the Board, the Adviser is responsible for the overall management and administration of the Funds’ business affairs. Victory Capital is responsible for selecting each Fund’s investments according to the Fund’s investment objective, policies, and restrictions. Victory Capital is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. The Advisory Agreement also authorizes Victory Capital to retain one or more Subadvisers for the management of all or a portion of a Fund’s investment. Under the Advisory Agreement, the Adviser is responsible for monitoring the services furnished pursuant to the Subadvisory Agreements and making recommendations to the Board with respect to the retention or replacement of Subadvisers and renewal of Subadvisory Agreements.
Advisory Agreement
Under the Advisory Agreement, the Manager provides an investment program, carries out the investment policies, and manages the portfolio assets for each Fund. The Manager is authorized, subject to the control of the Board of the Trust, to determine the selection, amount, and time to buy or sell securities for the Funds.
The Manager does not receive any management fee from the Retirement Funds for providing services pursuant to the Advisory Agreement. The Manager compensates all personnel, officers, and Trustees of the Trust if such persons also are employees of the Manager or its affiliates.
Except for the services and facilities provided by the Manager, the Retirement Funds pay all other expenses incurred in its operations. Expenses for which the Funds are responsible include taxes (if any); brokerage commissions on portfolio transactions (if any); expenses of issuance and redemption of shares; charges of transfer agents, custodians, and dividend disbursing agents; cost of preparing and distributing proxy material and all other expenses incidental to holding meetings of shareholders, including proxy solicitations therefor, unless otherwise required; auditing and legal expenses; certain expenses of registering and qualifying shares for sale; fees of Trustees who are not interested persons (not affiliated) of the Manager; administrator, custodian, pricing and bookkeeping, registrar and transfer
44

agent fees and expenses; fees and expenses related to the registration and qualification of the Funds’ shares for distribution under state and federal securities laws; expenses of typesetting for printing prospectuses and SAIs and supplements thereto expenses of printing and mailing these sent to existing shareholders; (xi) insurance premiums for fidelity bonds and other coverage to the extent approved by the Trust’s Board of Trustees; (xii) association membership dues authorized by the Trust’s Board of Trustees; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Trust is a party (or to which the Funds’ assets are subject) and any legal obligation for which the Trust may have to provide indemnification to the Trust’s Trustees and officers.
The Advisory Agreement provides that the Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the services pursuant thereto, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.
The Advisory Agreement will remain in effect until June 30, 2027, for each such Fund and will continue in effect from year to year thereafter for each such Fund as long as it is approved at least annually (i) by a vote of the outstanding voting securities of such Fund (as defined by the 1940 Act) or by the Board (on behalf of such Fund), and (ii) by vote of a majority of the Trustees who are not interested persons of the Manager or (otherwise than as Trustees) of the Trust cast at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time, without payment of any penalty, by either the Trust or Victory Capital on 60 days’ written notice and will automatically terminate in the event of its assignment (as defined by the 1940 Act).
Fee Waiver and Expense Reimbursements
The Adviser has contractually agreed to reimburse expenses so that the total annual operating expenses (excluding certain items such as acquired fund fees and expenses, interest, taxes, and brokerage commissions) do not exceed a certain amount for each Retirement Fund through at least August 31, 2026. The Adviser is permitted to recoup any reimbursed expenses for up to three years after the fiscal year in which the reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Retirement Funds’ Board of Trustees.
For the last three fiscal years ended April 30, Victory Capital reimbursed the Funds as follows:

Fund	2026	2025	2024
Victory Target Retirement 2040 Fund	$–	$31,452	$61,763
Victory Target Retirement 2060 Fund	$6,387	$37,350	$60,842
For the last three fiscal years ended April 30, Victory Capital recouped management fees previously waived and/or reimbursed in the amounts listed in the table below.

Fund	2026	2025	2024
Victory Target Retirement 2030 Fund	$–	$12,916	$7,644
Victory Target Retirement 2040 Fund	$9,301	$–	$–
Victory Target Retirement 2050 Fund	$–	$–	$8,031
Victory Target Retirement 2060 Fund	$2,170	$–	$553
Administration, Servicing, and Accounting Agreement
Under a Fund Administration, Servicing, and Accounting Agreement effective July 1, 2019 (“Administration Agreement”), Victory Capital is obligated on a continuous basis to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Funds. Victory Capital may delegate one or more of its responsibilities to others at its expense. Citi Fund Services of Ohio, Inc. (“Citi”) serves as sub-administrator and sub-fund accountant to the Trust pursuant to an agreement with Victory Capital, as disclosed in greater detail under “Sub-Administrator and Sub-Fund Accountant.” As administrator, Victory Capital supervises the Trust’s operations, including the services that Citi provides to the Funds as sub-administrator, but excluding those that Victory Capital provides as investment adviser, all subject to the supervision of the Board.
Victory Capital coordinates the preparation, filing, and distribution of amendments to the Trust’s registration statement on Form N-1A, supplements to prospectuses and SAIs, and proxy materials in connection with shareholder meetings; drafts shareholder communications, including annual and semi-annual reports; administers the Trust’s other service provider contracts; monitors compliance with investment restrictions imposed by the 1940 Act, each Fund’s investment objective, defined investment policies, and restrictions, tax
45

diversification, and distribution and income requirements; coordinates the Funds’ service arrangements with financial institutions that make the Funds’ shares available to their customers; assists with regulatory compliance; supplies individuals to serve as Trust officers; prepares Board meeting materials; and annually determines whether the services that it provides (or the services that Citi provides as sub-administrator) are adequate and complete.
Victory Capital also performs fund accounting services for each Fund. In addition, the Funds may reimburse Victory Capital for its reasonable out-of-pocket expenses incurred in providing the services and certain other expenses specifically allocated to the Funds under the Administration Agreement.
The Administration Agreement provides that Victory Capital shall not be liable for any action or inaction, except for any action or inaction constituting willful misfeasance, bad faith, or negligence in the performance of its duties hereunder or the reckless disregard of such duties.
For these services under the Administration Agreement, the Trust currently pays no fees to Victory Capital with respect to the Funds. The Adviser also may delegate one or more of its responsibilities to service providers at its own expense.
Sub-Administrator and Sub-Fund Accountant
Citi serves as sub-administrator and sub-fund accountant to the Funds pursuant to a Sub-Administration and Sub-Fund Accounting Agreement dated January 15, 2026, as amended, by and between Victory Capital and Citi. Citi assists in supervising all operations of the Funds (other than those performed by Victory Capital either as investment adviser or administrator), subject to the supervision of the Board.
Under the Sub-Administration and Sub-Fund Accounting Agreement, for the sub-administration services that Citi renders to the Funds, other series of the Trust, and the series of Victory Portfolios (“VP”), and Victory Portfolios II (“VPII”), Victory Capital pays Citi a fee for providing these services. Citi may periodically waive all or a portion of the amount of its fee that is allocated to any Fund in order to increase the net income of the Funds available for distribution to shareholders. In addition, the Trust, VP, and VPII reimburse Victory Capital and Citi for all of its reasonable out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Funds under the Sub-Administration and Sub-Fund Accounting Agreement.
The Sub-Administration and Sub-Fund Accounting Agreement provides that Citi shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from bad faith, willful misfeasance, negligence, or reckless disregard of its obligations and duties under the Agreement.
Under the Sub-Administration and Sub-Fund Accounting Agreement, Citi calculates Trust expenses and makes disbursements; calculates capital gain and distribution information; registers the Funds’ shares with the states; prepares shareholder reports and reports to the SEC on Forms N-CEN, N-PORT, and N-CSR; coordinates dividend payments; calculates the Funds’ performance information; files the Trust’s tax returns; supplies individuals to serve as Trust officers; monitors the Funds’ status as regulated investment companies under the Code; assists in developing portfolio compliance procedures; reports to the Board amounts paid under shareholder service agreements; assists with regulatory compliance; obtains, maintains and files fidelity bonds and Trustees’ and officers’/errors and omissions insurance policies for the Trust; and assists in the annual audit of the Funds.
Custodian
Citibank, N.A., 388 Greenwich St., New York, New York 10013, is the custodian for the Funds. The custodian is responsible for, among other things, safeguarding and controlling each Fund’s cash and securities, handling the receipt and delivery of securities, processing the pricing of each Fund’s securities, and collecting interest on the Funds’ investments. In addition, assets of the Funds may be held by certain foreign subcustodians and foreign securities depositories as agents of the custodian in accordance with the rules and regulations established by the SEC.
Transfer Agent
Victory Capital Transfer Agency, Inc. (the “Transfer Agent”), 15935 La Cantera Parkway, San Antonio, Texas 78256, an affiliate of the Adviser, performs transfer agent services for the Trust under a Transfer Agency Agreement. Services include maintenance of shareholder account records, handling of communications with shareholders, distribution of Fund dividends, and production of reports with respect to account activity for shareholders and the Trust.
For its services under the Transfer Agency Agreement, the Funds currently pay no fees to the Transfer Agent.
However, the Transfer Agent is entitled to reimbursement from the Funds for all reasonable out-of-pocket expenses, charges, and other disbursements incurred by it in connection with the performance of services under the Transfer Agency Agreement, including but not limited to: (1) the cost of any and all forms, statements, labels, envelopes, checks, tax forms, and other printed materials which is
46

required by the Transfer Agent to perform its duties; (2) delivery charges, including postage incurred in delivering materials to, and receiving them from, the Trust and shareholders; (3) communication charges; (4) maintenance of shareholder records (including charges for retention and imaging); (5) tax reporting systems; (6) counsel fees; and (7) cash and asset management services. The fee paid to the Transfer Agent includes processing of all transactions and correspondence.
The Transfer Agent is authorized to enter into arrangements with third-party service providers to provide a portion or all of the functions under the Transfer Agency Agreement. For accounts held with third-party intermediaries, the Trust pays the Transfer Agent the same fees that would have been paid to the Transfer Agent if all the accounts had been maintained by the Transfer Agent. The intermediaries may receive payments directly or indirectly from the Transfer Agent, Victory Capital, or their affiliates for providing services to their clients who hold Fund shares.
Sub-Transfer Agent
Under its agreement with the Trust, the Transfer Agent may delegate one or more of its responsibilities to others at its expense. The Transfer Agent has engaged FIS Investor Services LLC (“FIS”), 4249 Easton Way, Suite 400, Columbus, Ohio 43219, to serve as sub-transfer agent and dividend disbursing agent for the Funds. Under its agreement with the Transfer Agent, FIS has agreed to (1) issue and redeem shares of the Funds; (2) address and mail all communications by the Funds to their shareholders, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders; (3) respond to correspondence or inquiries by shareholders and others relating to its duties; (4) maintain shareholder accounts and certain sub-accounts; and (5) make periodic reports to the Board concerning the Funds’ operations.
Underwriter and Distributor
The Trust has an agreement with Victory Capital Services, Inc. (“VCS”), 4900 Tiedeman Road, Brooklyn, Ohio 44144, an affiliate of the Adviser, for exclusive underwriting and distribution of the Funds' shares on a continuing, best efforts basis. This agreement provides that VCS will receive no fee or other compensation for such distribution services.
Securities Lending
The Funds, through a Securities Lending Agreement with Citibank, N.A. (“Citibank”), may lend its securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned generally are cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. government securities and other securities as permitted by Securities and Exchange Commission (“SEC”) guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies. The Funds effectively do not have control of the non-cash collateral. Collateral requirements are determined daily based on the value of a Fund’s securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. A Fund also earns a return from the collateral. A Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, a Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.
The Funds’ agreement with Citibank does not include master netting provisions. Non-cash collateral received by a Fund may not be sold or repledged, except to satisfy borrower default.
The Funds pay various fees in connection with the investment of cash collateral. The Funds pay Citibank fees based on the investment income received from securities lending activities. In its role as securities lending agent, Citibank (i) arranges and administers the loan of securities when establishing a loan and the return of securities upon termination of a loan, (ii) collects from borrowers cash, securities or other instruments to serve as collateral for the loans, (iii) monitors the value of securities on loan and the value of the corresponding collateral, (iv) communicates to each borrower the minimum amount of collateral required for each loan and collects additional collateral as required on a daily basis to maintain such minimum, (v) collects or arranges for the collection of any interest, dividends or other distributions related to loaned securities, and (vi) performs other necessary services related to the establishment and maintenance of the Funds’ securities lending program.
The following reflects the dollar amounts of income and fees/compensation related to the Funds’ securities lending activities during the Funds’ fiscal period ended April 30, 2026:

47

Fund	Gross Income from securities lending activities	Fees paid to securities lending agent from a revenue split	Rebate (paid to borrower)	Aggregate fees/compensation for securities lending activities	Net income from securities lending activities
Victory Target Retirement Income Fund	$17,616	$1,469	$2,868	$4,337	$13,279
Victory Target Retirement 2030 Fund	$52,517	$4,071	$11,547	$15,618	$36,899
Victory Target Retirement 2040 Fund	$71,402	$5,763	$13,662	$19,425	$51,977
Victory Target Retirement 2050 Fund	$49,947	$4,402	$5,913	$10,315	$39,632
Victory Target Retirement 2060 Fund	$20,131	$1,612	$4,007	$5,619	$14,512
Compliance Services
Effective July 1, 2019, as amended on July 1, 2021, the Trust entered into an Agreement to Provide Compliance Services (“Compliance Agreement”) with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The Funds in the Victory Funds complex, in the aggregate, compensate the Adviser for these services.
For the last three fiscal years ended April 30, the Funds paid Victory Capital for compliance services as follows.

Fund	2026	2025	2024
Victory Target Retirement Income Fund	$5,369	$5,463	$6,083
Victory Target Retirement 2030 Fund	$10,241	$10,354	$10,891
Victory Target Retirement 2040 Fund	$13,732	$13,273	$13,344
Victory Target Retirement 2050 Fund	$8,775	$8,359	$8,229
Victory Target Retirement 2060 Fund	$1,346	$1,246	$1,198
Legal Counsel
K&L Gates LLP, 1601 K Street, N.W., Washington, DC 20006, reviews certain legal matters for the Trust in connection with the shares offered by the prospectuses.
Independent Registered Public Accounting Firm
Cohen & Company, Ltd., located at 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, serves as the independent registered public accounting firm for the Funds. In this capacity, the firm is responsible for the audits of the annual financial statements of each Fund.
Codes of Ethics
Each of the Trust, the Adviser, and the Distributor has adopted a Code of Ethics in accordance with Rule 17j-1 under the 1940 Act. The Adviser Code of Ethics applies to all Access Personnel (the Adviser’s directors, officers, and employees with investment advisory duties) and all Supervised Personnel (all of the Adviser’s directors, officers, and employees). Each Code of Ethics provides that Access Personnel must refrain from certain trading practices. Each Code of Ethics also requires all Access Personnel (and, in the Adviser Code of Ethics, all Supervised Personnel) to report certain personal investment activities, including, but not limited to, purchases or sales of securities that may be purchased or held by the Funds. Violations of any Code of Ethics can result in penalties, suspension, or termination of employment.
Proxy Voting Policies and Procedures
In accordance with the 1940 Act, the Trust has adopted policies and procedures for voting proxies related to equity securities held by the Funds (the “Proxy Voting Policy”). The Trust’s Proxy Voting Policy is designed to: (i) ensure that proxies are voted in the best interests of shareholders of the Funds with a view toward maximizing the value of their investments; (ii) address conflicts of interests between these shareholders, on the one hand, and affiliates of the Fund, the Adviser or the Distributor, on the other, that may arise regarding the voting of proxies; and (iii) provide for the disclosure of the Funds’ proxy voting records and the Proxy Voting Policy.
48

The Proxy Voting Policy delegates to the Adviser the obligation to vote the Funds’ proxies in the best interests of the Funds and their shareholders, subject to oversight by the Board.
To assist the Adviser in making proxy-voting decisions, the Adviser has adopted a Proxy Voting Policy (“Policy”) that establishes voting guidelines (“Proxy Voting Guidelines”) with respect to certain recurring issues. The Policy is reviewed on an annual basis by the Adviser’s Proxy Committee (“Proxy Committee”) and revised when the Proxy Committee determines that a change is appropriate. The Board annually reviews the Trust’s Proxy Voting Policy and the Adviser’s Policy and determines whether amendments are necessary or advisable.
Voting under the Adviser’s Policy may be executed through administrative screening per established guidelines with oversight by the Proxy Committee or upon vote by a quorum of the Proxy Committee. The Adviser allows its Investment Franchises to modify their voting instructions against that of the default policy on a case-by-case basis, provided sufficient justification is provided and approved by the Proxy Committee. The Adviser delegates to Institutional Shareholder Services (“ISS”), an independent service provider, the non-discretionary administration of proxy voting for the Trust, subject to oversight by the Adviser’s Proxy Committee. In no circumstances shall ISS have the authority to vote proxies except in accordance with standing or specific instructions given to it by the Adviser.
The Adviser votes proxies in the best interests of the Funds and their shareholders. This entails voting client proxies with the objective of increasing the long-term economic value of Fund assets. The Adviser’s Proxy Committee determines how to vote proxies by following established guidelines, which are intended to assist in voting proxies and are not considered to be rigid rules. The Proxy Committee is directed to apply the guidelines as appropriate. On occasion, however, a contrary vote may be warranted when such action is in the best interests of the Funds or if required by the Board or the Funds’ Proxy Voting Policy. In such cases, the Adviser may consider, among other things:
• the effect of the proposal on the underlying value of the securities
• the effect on marketability of the securities
• the effect of the proposal on future prospects of the issuer
• the composition and effectiveness of the issuer’s board of directors
• the issuer’s corporate governance practices
• the quality of communications from the issuer to its shareholders
The Adviser also may take into account independent third-party, general industry guidance or other corporate governance review sources when making decisions. It may additionally seek guidance from other senior internal sources with special expertise on a given topic where it is appropriate. The Adviser generally votes on a case-by-case basis, taking into consideration whether implementation of an Environmental, Social, and Governance (“ESG”)-related proposal is likely to enhance or protect shareholder value. The investment team’s opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in a Fund’s best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.
The following examples illustrate the Adviser’s policy with respect to some common proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Guidelines, and whether the Adviser supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information.
Directors
• The Adviser generally supports the election of directors in uncontested elections, except when there are issues of accountability, responsiveness, composition, and/or independence.
• The Adviser generally supports proposals for an independent chair taking into account factors such as the current board leadership structure, the company’s governance practices, and company performance.
• The Adviser generally supports proxy access proposals that are in line with the market standards regarding the ownership threshold, ownership duration, aggregation provisions, cap on nominees, and do not contain any other unreasonably restrictive guidelines.
• The Adviser reviews contested elections on a case-by-case basis taking into account such factors as the company performance, particularly the long-term performance relative to the industry; the management track record; the nominee qualifications and compensatory arrangements; the strategic plan of the dissident and its critique of the current management; the likelihood that
49

the proposed goals and objectives can be achieved; the ownership stakes of the relevant parties; and any other context that is particular to the company and the nature of the election.
Capitalization & Restructuring
• The Adviser generally supports capitalization proposals that facilitate a corporate transaction that is also being supported and for general corporate purposes so long as the increase is not excessive and there are no issues of superior voting rights, company performance, previous abuses of capital, or insufficient justification for the need for additional capital.
Mergers and Acquisitions
• The Adviser reviews mergers and acquisitions on a case-by-case basis to balance the merits and drawbacks of the transaction and factors such as valuation, strategic rationale, negotiations and process, conflicts of interest, and the governance profile of the company post-transaction.
Compensation
• The Adviser reviews all compensation proposals for pay-for-performance alignment, with emphasis on long-term shareholder value; arrangements that risk pay for failure; independence in the setting of compensation; inappropriate pay to non-executive directors, and the quality and rationale of the compensation disclosure.
• The Adviser will generally vote FOR advisory votes on executive compensation (“say on pay”) unless there is a pay-for-performance misalignment; problematic pay practice or non-performance-based element; incentive for excessive risk-taking, options backdating; or a lack of compensation committee communication and/or responsiveness to shareholder concerns.
• The Adviser will vote case-by-case on equity-based compensation plans taking into account factors such as the plan cost; the plan features; and the grant practices as well as any overriding factors that may have a significant negative impact on shareholder interests.
Social and Environmental Issues
• The Adviser generally will vote in line with the Board’s recommendations, with support limited to circumstances where it is considered that greater disclosure will directly enhance or protect shareholder value and is reflective of a clearly established reporting standard in the market.
Occasionally, conflicts of interest arise between the Adviser’s interests and those of a Fund or another client. When this occurs, the Proxy Committee must document the nature of the conflict and vote the proxy in accordance with the Proxy Voting Guidelines unless such guidelines are judged by the Proxy Committee to be inapplicable to the proxy matter at issue. In the event that the Proxy Voting Guidelines are inapplicable or do not mitigate the conflict, the Adviser will seek the opinion of the Adviser’s Chief Compliance Officer or consult with an external independent adviser. In the case of a Proxy Committee member having a personal conflict of interest (e.g., a family member is on the board of the issuer), such member will abstain from voting. Finally, the Adviser reports to the Board annually any proxy votes that took place involving a conflict, including the nature of the conflict and the basis or rationale for the voting decision made.
The Adviser generally will vote on proposals presented to shareholders of portfolio securities held by the Funds. However, the Adviser reserves the right not to vote on such proposals where it determines that the cost of exercising voting rights on behalf of a Fund exceeds the benefit of exercising such voting rights. In addition, the Adviser generally will not vote on proposals presented to shareholders with respect to foreign securities that are on loan under the Victory Funds’ securities lending program. In this connection, the Adviser has determined that the potential return from lending such securities generally is more advantageous to the Victory Fund than recalling such securities from the borrower to exercise voting rights with respect thereto. In addition, the Adviser generally will not vote on proposals presented to shareholders with respect to foreign securities that are subject to share blocking where the foreign company prevents the sale of shares for a certain period of time around the shareholder meeting. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions typically outweighs the advantages of voting at the shareholder meeting. The Adviser has retained ISS to receive proxy statements, provide voting recommendations, vote shares according to our instructions, and to keep records of our votes on behalf of the Victory Funds. ISS has developed a set of criteria for evaluating and making recommendations on proxy voting issues (for example, elections of boards of directors or mergers and reorganizations). These criteria and general voting recommendations are set forth in the ISS Proxy Voting Guidelines as customized by the Adviser with respect to certain matters. The Adviser retains the authority to determine the final vote for securities held by the Victory Funds.
The Funds’ Proxy Voting Policy provides that the Funds, in accordance with SEC rules, annually will disclose on Form N-PX the Funds’ proxy voting record. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent
50

12-month period ended June 30th is updated each year by August 31st and is available without charge, upon request, by calling toll free (800) 235-8396 or by accessing the SEC’s website at www.sec.gov.
Distribution and Service Plans
Compensation to Financial Intermediaries
The Adviser or its affiliates, from time to time may make additional payments to financial intermediaries for the sale, distribution, and retention of shares of a Fund and for services to the shares of a Fund and its shareholders. These non-plan payments are intended to provide additional compensation to financial intermediaries for various services and may take the form of, among other things, “due diligence” payments for a dealer’s examination of the Funds and payments for providing extra employee training and information relating to Funds; “listing” fees for the placement of the Funds on a dealer’s list of mutual funds available for purchase by its customers; “finders” fees for directing investors to a Fund; “distribution and marketing support” fees or “revenue sharing” for providing assistance in promoting the sale of the Funds' shares; payments for the sale of shares and/or the maintenance of share balances; CUSIP fees; maintenance fees for, among other things, account maintenance and tax reporting; and set-up fees regarding the establishment of new accounts. These financial intermediaries may impose additional or different conditions than the Funds on purchases, redemptions or exchanges of shares. They also may independently establish and charge their customers or program participants transaction fees, account fees and other amounts in connection with purchases, redemptions and exchanges of shares in addition to any fees imposed by the Funds. The additional fees charged by financial intermediaries may vary and over time could increase the cost of an investment in the Funds and lower investment returns. Each financial intermediary is responsible for transmitting to its customers and program participants a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of these financial intermediaries or participants in programs serviced by them should contact the financial intermediary for information regarding these fees and conditions, if any.
From time to time, the Adviser or its affiliates also may pay a portion of the fees for administrative, networking, omnibus, operational and recordkeeping, sub-transfer agency, and shareholder services at its or their own expense and out of its or their legitimate profits.
Such revenue sharing payments are intended to compensate a financial intermediary for one or more of the following: (1) distribution, which may include expenses incurred by financial intermediaries for their sales activities with respect to a Fund, such as preparing, printing, and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for a Fund to be made available by such financial intermediaries; (2) shareholder services, such as providing individual and custom investment advisory services to clients of the financial intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about a Fund, including a Fund on preferred or recommended lists or in certain sales programs sponsored by the intermediary, and sponsorship of sales meetings, which may include covering costs of providing speakers. The distributor may sponsor seminars and conferences designed to educate financial intermediaries about a Fund and may cover the expenses associated with attendance at such meetings, including travel costs. These payments and activities are intended to educate financial intermediaries about a Fund and may help defray or compensate the financial intermediary for the costs associated with offering a Fund.
The additional payments made by the Adviser and its affiliates may be a fixed dollar amount or may be based on a percentage of the value of shares sold to, or held by, customers of the financial intermediary involved, and may be different for different financial intermediaries. These payments may be negotiated based on a number of factors including, but not limited to, the financial intermediary’s reputation in the industry, ability to attract and retain assets, target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of additional compensation to be provided. The payments described above are made from the Adviser’s or its affiliates’ own assets pursuant to agreements with the financial intermediaries and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund will receive as proceeds from such sales.
The level of payments made to the financial intermediaries in any year will vary and normally will be based on a percentage of sales or assets attributable to that financial intermediary invested in the particular share class of a Fund. Furthermore, the Adviser or its affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable FINRA regulations in which participants may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, the Adviser or its affiliates also may: (i) pay for the travel expenses, meals, lodging and entertainment of financial intermediary representatives and their salespersons in connection with educational and sales promotional programs, (ii) sponsor speakers, educational seminars and charitable events and (iii) provide other sales and marketing conferences and other resources to financial intermediaries and their salespersons. The amount of any payments is determined by us or the distributor, and all such amounts are paid out of our available assets or the assets of the distributor and do not directly affect the total expense ratio of a Fund. In addition, certain financial intermediaries may have access to certain services from Adviser or the distributor, including research reports and economic analysis, and portfolio analysis tools. In certain cases, the financial intermediary may not pay for these services.
51

In some instances, these incentives may be made available only to financial intermediaries whose representatives have sold or may sell a significant number of shares. The financial intermediaries receiving additional payments include those that may recommend that their clients consider or select a Fund for investment purposes, including those that may include one or more Funds on a “preferred” or “recommended” list of mutual funds. These payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Funds to its customers over shares of other funds. In addition, these payments may result in greater access by the Distributor or its affiliates to, without limitation, the financial intermediary, its representatives, advisors and consultants and sales meetings, than other funds, which do not make such payments or which make lower such payments. You should consult your financial adviser and review carefully any disclosure by the financial intermediary as to compensation received by your financial adviser for more information about the payments described above.
Portfolio Manager Disclosure
Victory Solutions
Accounts Managed
The following table sets forth the accounts for which the Funds' portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal year ended April 30, 2026.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
Mannik Dhillon	55	$77,016.60	3	$44.76	22	$3,767.69
Lance Humphrey	32	$49,083.43	0	$—	4	$1,543.37
Lela Dunlap	40	$54,531.91	0	$—	0	$—
The following table lists the number and types of Performance-Based accounts managed by each individual and assets under management in those accounts as of the last completed fiscal period.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
Mannik Dhillon	14	$22,137.86	0	$—	0	$—
Lance Humphrey	5	$5,197.35	0	$—	0	$—
Lela Dunlap	1	$905.67	0	$—	0	$—
Portfolio Ownership. As of April 30, 2026, the dollar range of shares beneficially owned by the portfolio managers of the Funds are set forth below:

Portfolio Manager	Fund	Dollar Range
Mannik Dhillon	Victory Target Retirement Income Fund	None
	Victory Target Retirement 2030 Fund	None
	Victory Target Retirement 2040 Fund	None
	Victory Target Retirement 2050 Fund	None
	Victory Target Retirement 2060 Fund	None
Lance Humphrey	Victory Target Retirement Income Fund	None
	Victory Target Retirement 2030 Fund	None
	Victory Target Retirement 2040 Fund	None
	Victory Target Retirement 2050 Fund	None
	Victory Target Retirement 2060 Fund	None
Lela Dunlap	Victory Target Retirement Income Fund	None
	Victory Target Retirement 2030 Fund	None
	Victory Target Retirement 2040 Fund	None
52

Portfolio Manager	Fund	Dollar Range
	Victory Target Retirement 2050 Fund	$100,001- $500,000
	Victory Target Retirement 2060 Fund	None
Conflicts of Interest
The Adviser’s portfolio managers are often responsible for managing one or more Funds as well as other accounts, such as separate accounts, and other pooled investment vehicles, such as collective trust funds or unregistered hedge funds. A portfolio manager may manage other accounts which have materially higher fee arrangements than a Fund and may, in the future, manage other accounts which have a performance-based fee. A portfolio manager also may make personal investments in accounts he or she manages or supports. The side-by-side management of the Funds along with other accounts may raise potential conflicts of interest by incenting a portfolio manager to direct a disproportionate amount of: (1) their attention; (2) limited investment opportunities, such as less liquid securities or initial public offering; and/or (3) desirable trade allocations to such other accounts. In addition, certain trading practices, such as cross-trading between Funds or between a Fund and another account, raise conflict of interest issues. The Adviser has adopted numerous compliance policies and procedures, including a Code of Ethics, and brokerage and trade allocation policies and procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. In addition, the Adviser has a designated Chief Compliance Officer (selected in accordance with the federal securities laws) and compliance staff whose activities are focused on monitoring the activities of the Adviser’s investment franchises and employees in order to detect and address potential and actual conflicts of interest. However, there can be no assurance that the Adviser’s compliance program will achieve its intended result.
Portfolio Manager Compensation
The Adviser has designed the structure of its portfolio managers’ compensation to (1) align portfolio managers’ interests with those of the Adviser’s clients with an emphasis on long-term, risk-adjusted investment performance, (2) help the Adviser attract and retain high-quality investment professionals, and (3) contribute to the Adviser’s overall financial success. Each of the portfolio managers receives a base salary plus an annual incentive bonus for managing a Fund, separate accounts, other investment companies, other pooled investment vehicles and other accounts (including any accounts for which the Adviser receives a performance fee) (together, “Accounts”). A portfolio manager’s base salary is dependent on the portfolio manager’s level of experience and expertise. The Adviser monitors each portfolio manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various independent, third-party consultants that specialize in competitive salary information. Such data, however, is not considered to be a definitive benchmark.
Members of the Adviser’s Victory Solutions platform may earn incentive compensation based on the performance of the Victory Solutions platform. Members of the Adviser’s other investment franchises may earn incentive compensation based on a percentage of the Adviser’s revenue attributable to fees paid by Accounts managed by that team. The chief investment officer or a senior member of the team, in coordination with the Adviser, determines the allocation of the incentive compensation earned by the team among the team’s portfolio managers by establishing a “target” incentive for each portfolio manager based on the portfolio manager’s level of experience and expertise in the portfolio manager’s investment style. Individual performance is based on objectives established annually using performance metrics such as portfolio structure and positioning, research, stock selection, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to the Adviser’s philosophy and values, such as leadership, risk management and teamwork. The annual incentive bonus also factors in individual investment performance of each portfolio manager’s portfolio or Fund relative to a selected peer group(s). The overall performance results for a portfolio manager are based on the composite performance of all Accounts managed by that manager on a combination of one-, three-, and five-year rolling performance periods as compared to the performance information of a peer group of similarly-managed competitors.
The Adviser’s portfolio managers may participate in the equity ownership plan of the Adviser’s parent company. There is an ongoing annual equity pool granted to certain employees based on their contribution to the firm. Eligibility for participation in these incentive programs depends on the manager’s performance and seniority.
Portfolio Holdings Disclosure
The Board has adopted policies and procedures with respect to the disclosure of each Fund’s portfolio holdings by the Fund, the Adviser, or their affiliates. These policies and procedures provide that each Fund’s portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Certain limited exceptions are described below. These policies and procedures apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of a Fund, third parties providing services to the Funds (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Funds.
53

The Trust’s Chief Compliance Officer is responsible for monitoring each Fund’s compliance with these policies and procedures and for providing regular reports (at least annually) to the Board regarding the adequacy and effectiveness of the policy and recommend changes, if necessary.
Public Disclosure
The Funds disclose their complete portfolio holdings in its annual and semi annual reports to shareholders, which are sent to shareholders, and quarterly schedules of portfolio holdings no later than 60 days after the relevant fiscal period and are available on the Funds’ website, VictoryFunds.com. The Funds also file their complete portfolio holdings with the SEC for the first and third fiscal quarters on Form N-PORT. You can find these filings on the SEC’s website, www.sec.gov, and the Funds’ portfolio holdings are available at VictoryFunds.com in accordance with Rule 30e-3 under the 1940 Act.
In addition, the Funds disclose their complete portfolio holdings as of the quarter-end on the Funds’ website no earlier than the 15th day following the end of the calendar quarter (and five days in the case of money market funds). The Funds intend to publish their top 10 holdings on the Funds’ website on a monthly basis no earlier than the 10th day following the end of the month.
Non-Public Disclosures
The Adviser may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Funds’ policies provide that non-public disclosures of a Fund’s portfolio holdings may only be made if: (i) the Fund has a “legitimate business purpose” (as determined by the President of the Trust) for making such disclosure; and (ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information and describes any compensation to be paid to the Fund or any “affiliated person” of the Adviser or Distributor, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser or Distributor.
The Adviser will consider any actual or potential conflicts of interest between the Adviser and a Fund’s shareholders and will act in the best interest of the Fund’s shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser will not authorize such release.
Ongoing Arrangements to Disclose Portfolio Holdings
As previously authorized by the Board and/or the Trust’s executive officers, a Fund periodically discloses non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Fund in its day-to-day operations, as well as public information to certain ratings organizations. These entities are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from a Fund. In none of these arrangements does a Fund or any “affiliated person” of the Adviser or Distributor receive any compensation, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser or Distributor.

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Adviser and Fund Accountant	Victory Capital Management Inc.	Daily.
Underwriter and Distributor	Victory Capital Services, Inc.	Daily.
Custodian	Citibank, N.A.	Daily.
Sub-Fund Accountant	Citi Fund Services Ohio, Inc.	Daily.
Financial Data Service	FactSet Research Systems, Inc.	Daily.
Liquidity Risk Management Service Provider	MSCI, Inc.	Daily.
Independent Registered Public Accounting Firm	Cohen & Company, Ltd.	Annual Reporting Period: within 15 business days of end of reporting period.
Legal Counsel, for EDGAR filings on Forms N-CSR and Form N-PORT	K&L Gates LLP	Up to 30 days before filing with the SEC.
Ratings Agency	Lipper	Quarterly, no later than 15 calendar days after the end of the previous quarter.
Ratings Agency	Morningstar	Quarterly, no later than 15 calendar days after the end of the previous quarter.
54

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Financial Data Service	Bloomberg L.P.	Quarterly, no later than 15 calendar days after the end of the previous quarter.
These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information, except as necessary in providing services to a Fund.
There is no guarantee that a Fund’s policies on use and dissemination of holdings information will protect the Fund from the potential misuse of holdings by individuals or firms in possession of such information.
• Where the person to whom the disclosure is made owes a fiduciary or other duty of trust or confidence to the Victory Fund (e.g., auditors, attorneys, and Access Persons under the Victory Capital Code of Ethics);
• Where the person has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information (e.g., custodians, accounting agents, securities lending agents, subadvisers, rating agencies, mutual fund evaluation services, such as Lipper, Inc. and proxy voting agents);
• As disclosed in this SAI; and
• As required by law or a regulatory body.
If portfolio holdings are released pursuant to an ongoing arrangement with any party that owes a fiduciary or other duty of trust or confidence to the Victory Fund or has a valid reason to have access to the portfolio holdings information and has agreed not to disclose or misuse the information, the Victory Fund must have a legitimate business purpose for doing so, and neither the Victory Fund, nor the Adviser or its affiliates, may receive any compensation in connection with an arrangement to make available information about the Victory Fund’s portfolio holdings. If the applicable conditions set forth above are satisfied, a Victory Fund may distribute portfolio holdings to mutual fund evaluation services such as Lipper and broker-dealers that may be used by the Victory Fund, for the purpose of efficient trading and receipt of relevant research. In providing this information to broker-dealers, reasonable precautions are taken to avoid any potential misuse of the disclosed information.
Each Victory Fund also may disclose any and all portfolio information to its service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or agreement. Each Victory Fund may provide portfolio holdings information to the following affiliates, subadvisers, vendors, broker-dealers and service providers: (1) certain affiliated entities with common systems access; (2) subadvisers to series of the Trust; (3) custodians and tax service providers (e.g., Citibank, N.A.); (4) securities lending agents (e.g., Citibank); (5) proxy voting and class action filing agents (ISS); (6) trade analytic consultants (e.g., Markit); (7) financial statement service providers (e.g., Toppan Merrill and Donnelley Financial Solutions); (8) certain mutual fund evaluation service providers (e.g., Lipper, Inc., Morningstar, Inc., Factset, Bloomberg Finance LP); (9) pricing vendors (e.g., S&P, JJ Kenney & Co., Thompson Financial/Reuters, ValueLine, Yield Book, and IDC) and (10) platform vendors, ICE Data Pricing & Reference Data LLC (“ICE”), (e.g., Charles River and Sungard (Dataware Solutions)) as well as certain other individuals that owe the Trust a duty of trust and confidence including fund counsel, internal audit, independent auditors, identified nationally recognized statistical rating organizations and executing broker dealers.
Any person or entity that does not have a previously approved ongoing arrangement to receive non-public portfolio holdings information and seeks a Victory Fund’s portfolio holdings information that (i) has not been filed with the SEC, or (ii) is not available on VictoryFunds.com, must submit its request in writing to the Victory Funds’ Chief Compliance Officer (“CCO”), or Victory Funds Legal Counsel, or their designee(s), who will make a determination whether disclosure of such portfolio holdings may be made and whether the relevant Fund needs to make any related disclosure in its SAI.
Each Fund intends to post its annual and semi annual reports, and quarterly schedules of portfolio holdings on VictoryFunds.com after these reports are filed with the SEC (which typically occurs approximately 60 days after the end of each fiscal quarter). The Target Retirement Funds intend to post all underlying Victory Funds holdings on VictoryFunds.com 15 days following the end of each month. Effective April 30, 2019, the Funds ceased disclosing their holdings on Form N-Q. Monthly portfolio disclosures now are filed with the SEC on Form N-PORT. Information reported on Form N-PORT for the third month of each Fund’s fiscal quarter will be made publicly available 60 days after the end of the Fund’s fiscal quarter.
Approximately 31 days after the end of each month, each Fund’s portfolio holdings will be delivered to certain independent evaluation and reporting services such as Bloomberg, S&P, and Morningstar.
For the last month of each quarter, after all Victory funds' top holdings are made available on VictoryFunds.com, this information for each Fund will be delivered to certain independent evaluation and reporting services such as Lipper, S&P, Thomson Financial, and Value Line.
55

In order to address potential conflicts of interest between the interests of each Fund’s shareholders, on the one hand, and the interests of the Funds’ Adviser, principal underwriter, or certain affiliated persons, on the other, the Victory Funds have adopted the policies described above (i) prohibiting the receipt of compensation in connection with an arrangement to make available information about each Fund’s portfolio holdings and (ii) requiring certain requests for non-public portfolio holdings information to be approved by the CCO or the Funds Legal Counsel, and then reported to the Board, including the Independent Trustees.
56

Appendix A - Long-Term and Short-Term Debt Ratings
1. Long-Term Debt Ratings:
Moody’s Investors Service, Inc. (Moody’s)
Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa	Obligations rated Baa are subject to moderate credit risk. They are judged to be medium-grade and as such may possess certain speculative characteristics.
Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B	Obligations rated B are considered speculative and are subject to high credit risk.
Caa	Obligations rated Caa are judged to be speculative, of poor standing, and are subject to very high credit risk.
Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C	Obligations rated C are the lowest rated and typically are in default, with little prospect for recovery of principal and interest.
Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification. Modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, modifier 2 indicates a mid-range ranking, and modifier 3 indicates a ranking in the lower end of that generic rating category.
S&P Global Ratings (S&P)
AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA	An obligation rated ‘AA’ differs from the highest-rated obligation only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB
An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

Obligations rated ‘BB,’ ‘B,’ ‘CCC,’ ‘CC,’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’
indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC
An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

57

CC
An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C
An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D
An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

NR	This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.
Plus (+) or Minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
Fitch Ratings Inc. (Fitch)
AAA
Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse or economic conditions than is the case for higher ratings.

BBB
Good credit quality. “BBB” ratings indicate that expectations of default are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB
Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B
Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains.
Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	Substantial credit risk. Default is a real possibility.
CC	Very high levels of credit risk. Default of some kind appears probable.
C
Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;
c. the formal announcement by the issuer or its agent of a distressed debt exchange;

d. a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD	Restricted Default. 'RD' ratings indicate an issuer that in Fitch’s opinion has experienced:
a. an uncured payment default on a bond, loan or other material financial obligation, but
58

b. has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and
c. has not otherwise ceased operating.
This would include:
i. the selective payment default on a specific class or currency of debt;

ii. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

iii. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; and
iv. ordinary execution of a distressed debt exchange on one or more material financial obligations.
D
Default. “D” ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure or that has otherwise ceased business.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
2. Short-Term Debt Ratings:
Moody’s Municipal Obligations
MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, high reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
Moody’s Demand Obligations
VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.
VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.
VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.
SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack structural or legal protections.
Moody’s Corporate and Government
Prime-1 Ratings of Prime-1 reflect a superior ability to repay short-term obligations.
Prime-2 Ratings of Prime-2 reflect a strong ability to repay short-term obligations.
Prime-3 Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.
NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
59

S&P Municipal
SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3 Speculative capacity to pay principal and interest.
D ‘D’ is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
S&P Corporate and Government
A-1 A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2 A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.
A-3 A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.
B A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.
C A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to ‘D’ if it is subject to a distressed debt restructuring.
Fitch
F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.
B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.
C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.
D Default. Denotes actual or imminent payment default.
60

87305-0926
61

VICTORY PORTFOLIOS III
PART C. OTHER INFORMATION
Item 28.		Exhibits
(a)	(1)(a)	Amended and Restated Certificate of Trust dated as of April 11, 2023.
	(2)(a)	USAA Mutual Funds Trust Third Amended and Restated Master Trust Agreement dated September 22, 2015.
	(2)(b)	USAA Mutual Funds Trust Fourth Amended and Restated Master Trust Agreement dated February 25, 2016.
	(2)(c)	Victory Portfolios III Fifth Amended and Restated Master Trust Agreement dated April 24, 2023.
(b)	(1)(a)	Second Amended and Restated By-Laws dated September 22, 2015.
	(1)(b)	Third Amended and Restated By-Laws of Victory Portfolios III dated April 24, 2023.
(c)		None other than provisions contained in Exhibits (a)(1), (a)(2), and (b)(1) above.
(d)	(1)(a)	Investment Advisory Agreement between USAA Mutual Funds Trust and Victory Capital Management Inc. (“VCM”).
	(1)(b)	Amendment No. 1 to the Investment Advisory Agreement between Victory Portfolios III and VCM. dated April 24, 2023
	(1)(c)	Schedules A-1, A-2, B, and B-1 to Advisory Agreement (Funds with Performance Adjustment) current as of December 11, 2025.
	(1)(d)	Management Fee Waiver Agreement for Cornerstone Funds of Victory Portfolio III and Between Victory Capi- tal Management Inc. dated March 17, 2026
	(2)(a)	Investment Subadvisory Agreement between VCM and Loomis Sayles dated July 1, 2019.
	(3)(a)	Investment Subadvisory Agreement between VCM and Wellington Management dated July 1, 2019.
	(3)(b)	Amendment No. 1. to the Investment Subadvisory Agreement between VCM and Wellington Management dated December 10, 2021.
	(4)(a)	Investment Subadvisory Agreement between VCM and Granahan Investment Management, Inc. dated July 1, 2019.
	(4)(b)	Amendment No. 1 to the Investment Subadvisory Agreement between VCM and Granahan Investment Man- agement, Inc. dated March 11, 2022.
	(5)(a)	Investment Subadvisory Agreement between VCM and Lazard Asset Management dated July 1, 2019.
	(5)(b)	Amendment No. 1 to the Investment Subadvisory Agreement between VCM and Lazard Asset Management dated January 1, 2022.
(e)	(1)(a)	Distribution Agreement between USAA Mutual Funds Trust and Victory Capital Services, Inc. f/k/a Victory Capital Advisers, Inc. dated July 1, 2019.
	(1)(b)	Amendment No. 1 to the Distribution Agreement between Victory Portfolios III f/k/a USAA Mutual Funds Trust and Victory Capital Services, Inc.
	(1)(c)	Schedule A to Distribution Agreement current as of December 11, 2025.
(f)		Not Applicable
(g)	(1)(a)	Global Custodial Services Agreement with USAA Mutual Funds Trust dated March 22, 2019.
	(1)(b)	Amendment No. 1 to Global Services Agreement with Victory Portfolios III dated April 24, 2023.
(h)	(1)(a)	Transfer Agency Agreement dated July 1, 2019.
	(1)(b)	Amendment No. 1 to Transfer Agency Agreement dated June 29, 2020.
	(1)(c)	Amendment No. 2 to Transfer Agency Agreement dated February 5, 2021.
	(1)(d)	Amendment No. 3 to Transfer Agency Agreement dated March 31, 2022.
	(1)(e)	Amendment No. 4 to Transfer Agency Agreement dated April 2, 2023.
	(2)(a)	Expense Limitation Agreement Amended and Restated June 29, 2022.
	(2)(b)	Amendment No. 1 to the Expense Limitation Agreement dated April 24, 2023.
	(2)(c)	Amendment No. 2 to the Expense Limitation Agreement dated June 22, 2023.
	(2)(d)	Schedule A to the Expense Limitation Agreement dated July 1, 2026.
	(3)(a)	Fund Administration, Servicing and Accounting Agreement dated July 1, 2019.
	(3)(b)	Amendment No. 1 to Fund Administration, Servicing and Accounting Agreement dated June 29, 2020.
	(3)(c)	Amendment No. 2 to Fund Administration, Servicing and Accounting Agreement dated February 5, 2021.
	(3)(d)	Amendment No. 3 to the Fund Administration, Servicing and Accounting Agreement dated June 28, 2022.
	(3)(e)	Amendment No. 4 to the Fund Administration, Servicing and Accounting Agreement dated January 1, 2023.
	(3)(f)	Amendment No. 5 to the Fund Administration, Servicing and Accounting Agreement dated April 24, 2023.
	(3)(g)	Amendment No. 6 to the Fund Administration, Servicing and Accounting Agreement dated September 17, 2024.

	(3)(h)	Amendment No. 7 to the Fund Administration, Servicing and Accounting Agreement dated September 16, 2025.
	(4)(a)	Sub-administration and Sub-accounting Services Agreement dated January 15, 2026.
	(5)	Revised Form of Broker-Dealer Agreement.
	(6)(a)	Global Securities Lending Agency Agreement dated December 9, 2021.
	(6)(b)	Amendment No.1 dated April 24, 2023, to the Global Securities Lending Agency Agreement dated Decem- ber 9, 2021.
(i)	(1)(a)	Opinion and Consent of Counsel with respect to Victory Portfolios III for February 28 fiscal year end funds and all relevant share classes.
	(1)(b)	Opinion and Consent of Counsel with respect to the Victory Portfolios III April 30 fiscal year end funds and all relevant share classes.(filed herewith)
(j)	(1)(a)	Consent of Independent Registered Public Accounting Firm with respect to Victory Portfolios III for February 28 fiscal year end funds.
	(1)(b)	Consent of Independent Registered Public Accounting Firm with respect to the Victory Portfolios III for April 30 fiscal year end funds.(filed herewith)
(k)		Not applicable.
Subscriptions and Investment Letters
(l)	(1)(a)	Subscription and Investment Letter for Global Opportunities Fund.
	(1)(b)	Subscription and Investment Letter for Target Retirement Income Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, and Target Retirement 2050 Fund.
	(1)(c)	Subscription and Investment Letter for Ultra Short-Term Bond Fund.
	(1)(d)	Subscription and Investment Letter for Cornerstone Conservative Fund, Cornerstone Moderately Conservative Fund, Cornerstone Aggressive Fund, and Cornerstone Equity Fund.
	(1)(e)	Subscription and Investment Letter for Target Retirement 2060 Fund dated July 12, 2013.
	(1)(f)	Subscription and Investment Letter for Target Managed Allocation Fund and Global Equity Income Fund (Fund Shares and Institutional Shares) dated August 7, 2015.
12b-1 Plans
(m)	(1)(a)	12b-1 Plans.
	(1)(b)	Amended and Restated Distribution and Service Plan Class A Shares adopted as of June 29, 2020.
	(1)(c)	Amendment No. 1 to the Amended and Restated Distribution and Service Plan Class A Shares dated April 24, 2023.
	(1)(d)	Schedule A to the Amended and Restated Distribution and Service Plan Class A Shares dated March 29, 2024.
	(1)(e)	Distribution and Service Plan Class C Shares adopted as of June 29, 2022.
	(1)(f)	Amendment No. 1 the Distribution and Service Plan Class C Shares dated April 24, 2023.
	(1)(g)	Distribution and Service Plan Class C Shares adopted as of December 11, 2024.
	(1)(h)	Schedule A to the Amended and Restated Distribution and Service Plan Class A Shares dated December 11, 2025.
18f-3 Plans
(n)	(1)(a)	Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 Victory Portfolio III revised as of March 29, 2024 with Schedule A.
(o)		Reserved.
Code of Ethics
(p)	(1)(a)	Victory Capital Management Inc. and WestEnd Advisors, LLC effective June 1, 2026.(filed herewith)
	(1)(b)	Victory Portfolios III dated April 23, 2023.
	(1)(c)	Wellington Management Company LLP dated April 30, 2017.
	(1)(d)	Loomis, Sayles & Company, L.P. dated December 16, 2020.
	(1)(e)	Granahan Investment Management, Inc., October 25, 2013.
	(1)(f)	Lazard Asset Management dated April 1, 2016.
Powers of Attorney
(q)
Powers of Attorney for Barbara B. Ostdiek, Dawn M. Hawley, Jefferson C. Boyce, Richard Y. Newton, III,
Daniel S. McNamara, and John C. Walters dated July 3, 2026; and David C. Brown dated July 6, 2026. (filed herewith)

Item 29. Persons Controlled by or Under Common Control with the Fund
None.

Item 30. Indemnification
Protection for the liability of the adviser and underwriter and for the officers and trustees of the Registrant is provided by two methods:
(a)
The Trustee and Officer Liability Policy. This policy covers all losses incurred by the Registrant, its adviser, and its underwriter from any claim made against those entities or persons during the policy period by any shareholder or former shareholder of any Fund by reason of any alleged negligent act, error, or omission committed in connection with the administration of the investments of said Registrant or in connection with the sale or redemption of shares issued by said Registrant. The Trust will not pay for such insurance to the extent that payment therefor is in violation of the Investment Company Act of 1940, as amended (the “1940 Act”) or the Securities Act of 1933 (the “Securities Act”).
(b)
Indemnification Provisions under Agreement and Declaration of Trust. Under Article VI of the Registrant’s Agreement and Declaration of Trust, each of its Trustees and officers or any person serving at the Registrant’s request as directors, officers, or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise (“Covered Person”) shall be indemnified against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such an officer, director, or trustee, except with respect to any matter as to which it has been determined that such Covered Person had acted with willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Covered Person’s office (such conduct referred to hereafter as “Disabling Conduct”). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the Covered Person was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither “interested persons” of the Registrant as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion.
Expenses, including accountants and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time from funds attributable to the Fund of the Registrant in question in advance of the final disposition of any such action, suit or proceeding, provided that the Covered Person shall have undertaken to repay the amounts so paid to the Fund of the Registrant in question if it is ultimately determined that indemnification of such expenses is not authorized under this Article VI and (i) the Covered Person shall have provided security for such undertaking, (ii) the Registrant shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees who are not a party to the proceeding, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.
As to any matter disposed of by a compromise payment by any such Covered Person pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (a) by a majority of the disinterested Trustees who are not parties to the proceeding or (b) by an independent legal counsel in a written opinion. Approval by the Trustees pursuant to clause (a) or by independent legal counsel pursuant to clause (b) shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with any of such clauses as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to have been liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Covered Person’s office.
Insofar as indemnification for liabilities arising under the Securities Act may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the Registrant’s Agreement and Declaration of the Trust or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, then the Registrant will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of the Investment Adviser
Information pertaining to business and other connections of the Registrant’s investment adviser, Victory Capital Management Inc. (“VCM” or “Adviser”), is hereby incorporated by reference to the section of the Prospectus captioned “Organization and Management of the Fund” and to the section of the SAI captioned “The Trust’s Adviser and Other Service Providers.” The Adviser is an indirect wholly-owned subsidiary of Victory Capital Holdings, Inc. (“VCH”), a publicly traded Delaware corporation.
The principal executive officers and directors of the Adviser and VCH are as follows:

Name	Position
David C. Brown	Director, Chairman and Chief Executive Officer of Adviser and VCH
Michael D. Policarpo, II	President, Chief Financial Officer and Chief Administrative Officer of Adviser and VCH, Director of Adviser
Nina Gupta	Chief Legal Officer and Secretary of Adviser and VCH, Director of Adviser.

To the knowledge of the Registrant, none of the directors or officers of the Adviser is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.
With respect to certain funds of the Registrant, Victory Capital Management Inc., currently engages the following subadvisers:
(a)
Wellington Management Company LLP (“Wellington Management”), located at 280 Congress Street, Boston, Massachu-
setts 02210, serves as a subadviser to the Victory Science & Technology Fund and Victory International Fund. The infor-
mation required by this Item 31 with respect to each director and officer of Wellington Management is incorporated herein by reference to Wellington Management’s current Form ADV as amended and filed with the SEC.

(b)
Loomis, Sayles & Company, L.P. (“Loomis Sayles”), located at One Financial Center, Boston, Massachusetts 02111,
serves as a subadviser to the Victory Growth Fund. The information required by this Item 31 with respect to each director and officer of Loomis Sayles is incorporated herein by reference to Loomis Sayles’ current Form ADV as amended and filed with the SEC.

(c)
Granahan Investment Management, LLC (“GIM”), located at 404 Wyman St. Suite 270, Waltham, Massachusetts 02451,
serves as a subadviser to the Victory Small Cap Stock Fund. The information required by this Item 31 with respect to each director and officer of GIM is incorporated herein by reference to GIM’s current Form ADV as amended and filed with the SEC.

(d)
Lazard Asset Management (“Lazard”), located at 30 Rockefeller Plaza, New York, New York 10112-6300, serves as a subadviser to the Victory Emerging Markets Fund. The information required by this Item 31 with respect to each director and officer of Lazard is incorporated herein by reference to Lazard’s current Form ADV as amended and filed with the
SEC.

Item 32. Principal Underwriters
(a)
Victory Capital Services, Inc. (“VCS”), 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, acts as principal underwriter and distributor of the Registrant’s shares on a best-efforts basis and receives no fee or commission for its underwriting services. VCS also acts as principal underwriter and distributor for Victory Portfolios, Victory Portfolios II, and Victory Variable Insurance Funds.
(b)
Following is information concerning directors and executive officers of VCS.
Name and Principal	Position and Offices with VCS	Position and Offices with Registrant
David C. Brown	Director	Trustee
Michael D. Policarpo, II	Director and President	None
Charles Mathes	Director and Chief Compliance Officer	None

Name and Principal	Position and Offices with VCS	Position and Offices with Registrant
Donald Inks	Chief Operations Officer	None
Christopher Ponte	Chief Financial Officer	Assistant Treasurer
(c) Not Applicable
Item 33. Location of Accounts and Records
The following entities prepare, maintain, and preserve the records required by Section 31(a) of the 1940 Act for the Registrant. These services are provided to the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the rules and regulations of the Securities and Exchange Commission under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request.

Victory Capital Management Inc., 15935 La Cantera Pkwy, San Antonio, Texas 78256 (records relating to its functions as investment adviser and administrator).
Citibank, N.A., 388 Greenwich St., New York, New York 10013 (records relating to its function as custodian).
Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, Ohio 43219 (records relating to its functions as sub-administrator and sub-fund accountant).
Victory Capital Transfer Agency, Inc.,15935 La Cantera Pkwy, San Antonio, Texas 78256 (records relating to its function as the transfer agent).
FIS Investor Services LLC, 4249 Easton Way, Suite 400, Columbus, Ohio 43219 (records relating to its functions as transfer agent and dividend disbursing agent).
Victory Capital Services, Inc., 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144 (records relating to its function as distributor).
Wellington Management Company LLP, 75 State Street, Boston, Massachusetts 02109 (records relating to its functions as a subadviser with respect to the Victory Science & Technology Fund and Victory International Fund)

Loomis, Sayles & Company, L.P., One Financial Center, Boston, Massachusetts 02111 (records relating to its functions as a subadviser with respect to the Victory Growth Fund)
Granahan Investment Management, LLC, 275 Wyman St. Suite 270, Waltham, Massachusetts 02451 (records relating to its functions as a subadviser with respect to the Victory Small Cap Stock Fund)
Lazard Asset Management, 30 Rockefeller Plaza, New York, New York 10112-6300 (records relating to its functions as a subadviser with respect to the Victory Emerging Markets Fund)
Item 34. Management Services
Not Applicable.
Item 35. Undertakings
None.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant pursuant to Rule 485(b) under the Securities Act and has duly caused this amendment to its registration statement has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the city of San Antonio, and state of Texas, on the 27th day of August 2026.
Victory Portfolios III
By: /s/ Thomas Dusenberry

Thomas Dusenberry
President
Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities and on the date(s) indicated.
(Signature)	(Title)	(Date)
/s/ Thomas Dusenberry Thomas Dusenberry	President (Principal Executive Officer)	August 27, 2026
/s/ Carol Trevino Carol Trevino	Treasurer (Principal Financial and Accounting Offi- cer)	August 27, 2026
* Jefferson C. Boyce	Chairman of the Board of Trustees	August 27, 2026
* David C. Brown	Trustee	August 27, 2026
* Dawn M. Hawley	Trustee	August 27, 2026
* Daniel S. McNamara	Trustee	August 27, 2026
* Richard Y. Newton III	Trustee	August 27, 2026
* Barbara B. Ostdiek	Trustee	August 27, 2026
* John C. Walters	Trustee	August 27, 2026
*By : Thomas Dusenberry

*
Thomas Dusenberry, under the Powers of Attorney dated July 3, 2026, incorporated herein and filed under Post-Effective Amendment Nos. 206 with the Securities and Exchange Commission on August 27, 2026.